As filed with the Securities and Exchange Commission on January 8, 2016

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, including Area Code:  (720) 493-4256

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:       October 31

Date of reporting period:     November 1, 2014 – October 31, 2015

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

Fund of Funds

Annual Report

October 31, 2015

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2015

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of each of your Funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. Slow but steady growth remained the state of the U.S. economy over the last 12-month period. As with the year prior, the economy took a brief pause in the first calendar quarter of 2015 during the coldest winter months, however, it recovered to higher levels of growth in the second and third quarters. U.S. employment continued to experience steady gains over the past year, and consumer spending also increased in part due to lower gas prices.

Interest rates remained low by historical standards with the 10-year Treasury maintaining a range between about 1.60% and 2.50%. Investors remained focused on when the U.S. Federal Reserve (“Fed”) would finally increase the Federal Funds Rate from the near-zero level it has maintained since late 2008. As of this writing, the Fed has yet to take action in raising rates.

Energy markets were a source of volatility in the period, as oil prices declined and energy company earnings came under pressure. In the early summer months, concerns once again emerged regarding a potential Greece debt default and exit from the euro, however, ultimately a new bailout was implemented, averting such outcomes. By late August, China had replaced Greece as the main source of angst for investors, as economic growth slowed in the world’s most populous country, forcing the government’s hand at weakening their currency and taking other stimulative measures aimed at reinvigorating growth. These strains and uncertainty led to the first broad stock market correction - defined as a decline of more than 10% - in approximately four years. By the end of the fiscal year on October 31, 2015, however, most broad market indexes had rebounded enough to erase the majority of the losses.

For the 12-month period ending October 31, 2015, the S&P 500® returned 5.20% while the MSCI EAFE Index, representing international developed market equities, gained 0.37%. During the same period, the Barclays U.S. Aggregate Bond Index returned 1.96%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period from November 1, 2014 through October 31, 2015 was a bumpy ride in the markets. Coming off of a fairly strong 2014, U.S. equities stalled in 2015’s first half on news of subdued fourth quarter of 2014 and first quarter of 2015 gross domestic product (“GDP”) growth and earnings pressure on U.S. multinationals from the strong dollar, which hampered exports and dollar-denominated results from foreign revenues. Foreign stocks generally performed better in the first half with Europe and Japan continuing their quantitative easing programs. Returns for most types of bonds were either slightly negative or fairly flat during 2015’s first half.

The third quarter of 2015, however, brought a major downturn in the global equity markets, and risk assets in general. Further news of slowing economic growth in China spooked investors in late August. Chinese stocks, which had rallied strongly in the spring, began trending downward over the summer and then fell precipitously in August. That market collapse seemed to aggravate existing fears about China’s slowing economy, and equity markets all around the world tumbled together in August. Following a brief period of recovery, global stocks dropped sharply again in late September when the U.S. Federal Reserve (“Fed”) declined to deliver a widely anticipated interest-rate hike. It cited soft U.S. exports and underutilization in the labor market, and said it was “monitoring developments abroad.” The implication was that global economic conditions were possibly more precarious than investors had thought, and a broad sell-off ensued. All told, the S&P 500® lost a relatively mild 6.44% in the third quarter. But other types of stocks – and riskier asset classes in general – were hit considerably harder. Small-cap stocks were down 11.92% as measured by the Russell 2000® Index. Foreign equities were also punished; the MSCI EAFE Index of foreign developed markets fell 10.23% in U.S. dollar terms. Emerging markets were pummeled, largely because of China’s importance to those markets’ commodity exports. The MSCI Emerging Markets Index fell 17.90% for the quarter. Oil prices and other commodities also dropped steeply; the Bloomberg Commodity Index recorded a 14.47% loss. In the bond market, lower-quality, higher-yielding bonds (which tend to be economically sensitive) suffered losses. The Barclays U.S. Corporate High Yield Index was down 4.86% for the quarter, and emerging-markets debt posted negative returns. The one bright spot was U.S. Treasury bonds and other high-quality bonds; as is typical in market panics, such bonds rallied as investors flocked to safety. The Barclays U.S. Aggregate Bond Index, which is made up of Treasuries and high-quality bonds, gained 1.23% in the quarter.

With the strong start to the period followed by the third-quarter downturn, the 12-month reporting period as a whole delivered subdued results. The S&P 500® managed a positive 5.20% return for the full period, as the U.S. economy proved healthier than most foreign economies. But within the U.S., the riskier small-cap segment produced overall flat results thanks to the third quarter’s sell-off. Meanwhile the MSCI EAFE Index, covering Europe and developed Asia, notched a slight loss, and the MSCI Emerging Markets Index was down a whopping 14.53%. The Bloomberg Commodity Index lost even more, posting a (25.72)% return for the period. On the fixed-income side, high-yield bonds were down for the period, with the Barclays U.S. Corporate High Yield Index recording a (1.94)% return. U.S. Treasury Inflation-Protected Securities (“TIPS”) also lost ground, and international bonds suffered significant losses, largely due to currency movements. Only high-quality bonds posted gains for the period. The Barclays U.S. Aggregate Bond Index was able to produce a positive 1.96% return.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Asset Allocation – Conservative Portfolio Class A returned 1.07%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Wilshire 5000® Total Market Index, returned 1.96% and 3.84%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation – Conservative Portfolio is designed to provide a mix of about 35% equity and 65% fixed-income securities over time. The equity side can cover domestic and international markets across the entire range of investment styles, including both value and growth stocks and larger and smaller companies. The fixed-income portion can include investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund can also diversify into emerging markets, global real estate, commodities, and alternative strategies. The specific asset-class targets are derived from modeling aimed at optimizing expected long-term returns given the targeted risk level. While the long-term strategic targets serve as the neutral allocations for the Fund, we sometimes strive to proactively over- and underweight asset classes relative to the neutral targets in response to market and economic conditions. Meanwhile, we endeavor to find and use strong investment firms specializing in each asset class and investment style, and carefully monitor these underlying managers for performance, style, and organizational issues.

The Fund’s diversification is designed for the long term. (Diversification does not ensure a profit or protect against a loss.) But broad diversification was not particularly well rewarded during the most recent 12-month reporting period. As noted, many of the diversifying

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

asset classes experienced exaggerated losses in the third quarter downturn, as nervous investors favored the perceived relative safety of core stocks and bonds. As a result, smaller-cap stocks in the U.S. noticeably underperformed the S&P 500® over the 12-month period. Abroad, emerging-markets stocks suffered significant losses in contrast to the flat performance of stocks from developed countries. Within bonds, high-yield and foreign issues had negative returns, as did TIPS, while core high-quality bonds gained from the market’s flight to safety. Meanwhile commodities were hit quite hard by fears surrounding China’s growth rate and the drop in oil prices. By design, the Fund diversifies into all of these asset classes.

It helped that we maintained an underweight in foreign stocks relative to our neutral target, while overweighting U.S. large-cap stocks, which performed better. We also maintained underweights to commodities and TIPS. Our underweight to real estate was positive as well. Maintaining below-benchmark duration in the bond portfolio was a detractor, as longer-duration bonds generally performed better over the period. But we consider limited duration to be a prudent stance at this point in the interest-rate cycle, as the Fed appears ready to begin raising rates from their near-zero level of the past seven years.

The performance of the underlying mutual funds over the period was respectable. Within the fixed-income portion, the three core bond funds couldn’t quite match the government-bond-fueled gain of the Barclays U.S. Aggregate Bond Index, but they fared better than most of their category peers. Most of the other bond funds in the Fund also performed well relative to their asset classes. For example, in the high-yield sector, the Fund’s sole high-yield bond fund lost less than half as much as the Barclays U.S. Corporate High Yield Index, while a floating-rate, bank-loan fund (added in May 2015) stayed in the black. Meanwhile four of the Fund’s six core U.S. large-cap funds managed to beat the S&P 500® and perform well relative to their categories. The two core international equity funds in the Fund surpassed the MSCI EAFE Index’s returns, and both of the Fund’s small-cap international funds contributed strong gains as international small caps performed well as an asset class. However, emerging-markets funds delivered disappointing results.

We believe the current lineup of underlying funds is a strong group on the whole. We also know that while some of the diversifying asset classes were out of favor at times this past year, we believe broad diversification could be beneficial for returns over the long term. As always, we will stick to our discipline of maintaining the Fund’s broadly diversified profile while being flexible enough around the margins to adjust to nearer-term opportunities and risks.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(4.48)%	3.66%	4.31%	3/1/2002
Class A (NAV)	1.07%	4.84%	4.90%	3/1/2002
Barclays U.S. Aggregate Bond Index (A)	1.96%	3.03%	4.72%
Wilshire 5000® Total Market Index (B)	3.84%	13.83%	8.06%
Class B (POP)	(4.38)%	3.92%	4.34%	3/1/2002
Class B (NAV)	0.23%	4.09%	4.34%	3/1/2002
Class C (POP)	(0.66)%	4.14%	4.24%	11/11/2002
Class C (NAV)	0.26%	4.14%	4.24%	11/11/2002
Class I (NAV)	1.33%	5.14%	5.92%	11/30/2009
Class R (NAV)	0.68%	4.54%	4.51%	6/15/2006

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period from November 1, 2014 through October 31, 2015 was a bumpy ride in the markets. Coming off of a fairly strong 2014, U.S. equities stalled in 2015’s first half on news of subdued fourth quarter 2014 and first quarter 2015 gross domestic product (“GDP”) growth and earnings pressure on U.S. multinationals from the strong dollar, which hampered exports and dollar-denominated results from foreign revenues. Foreign stocks generally performed better in the first half with Europe and Japan continuing their quantitative easing programs. Returns for most types of bonds were either slightly negative or fairly flat during 2015’s first half.

The third quarter of 2015, however, brought a major downturn in the global equity markets, and risk assets in general. Further news of slowing economic growth in China spooked investors in late August. Chinese stocks, which had rallied strongly in the spring, began trending downward over the summer and then fell precipitously in August. That market collapse seemed to aggravate existing fears about China’s slowing economy, and equity markets all around the world tumbled together in August. Following a brief period of recovery, global stocks dropped sharply again in late September when the U.S. Federal Reserve (“Fed”) declined to deliver a widely anticipated interest-rate hike. It cited soft U.S. exports and underutilization in the labor market, and said it was “monitoring developments abroad.” The implication was that global economic conditions were possibly more precarious than investors had thought, and a broad sell-off ensued. All told, the S&P 500® lost a relatively mild 6.44% in the third quarter. But other types of stocks – and riskier asset classes in general – were hit considerably harder. Small-cap stocks were down 11.92% as measured by the Russell 2000® Index. Foreign equities were also punished; the MSCI EAFE Index of foreign developed markets fell 10.23% in U.S. dollar terms. Emerging markets were pummeled, largely because of China’s importance to those markets’ commodity exports. The MSCI Emerging Markets Index fell 17.90% for the quarter. Oil prices and other commodities also dropped steeply; the Bloomberg Commodity Index recorded a 14.47% loss. In the bond market, lower-quality, higher-yielding bonds (which tend to be economically sensitive) suffered losses. The Barclays U.S. Corporate High Yield Index was down 4.86% for the quarter, and emerging-markets debt posted negative returns. The one bright spot was U.S. Treasury bonds and other high-quality bonds; as is typical in market panics, such bonds rallied as investors flocked to safety. The Barclays U.S. Aggregate Bond Index, which is made up of Treasuries and high-quality bonds, gained 1.23% in the quarter.

With the strong start to the period followed by the third-quarter downturn, the 12-month reporting period as a whole delivered subdued results. The S&P 500® managed a positive 5.20% return for the full period, as the U.S. economy proved healthier than most foreign economies. But within the U.S., the riskier small-cap segment produced overall flat results thanks to the third quarter’s sell-off. Meanwhile the MSCI EAFE Index, covering Europe and developed Asia, notched a slight loss, and the MSCI Emerging Markets Index was down a whopping 14.53%. The Bloomberg Commodity Index lost even more, posting a (25.72)% return for the period. On the fixed-income side, high-yield bonds were down for the period, with the Barclays U.S. Corporate High Yield Index recording a (1.94)% return. U.S. Treasury Inflation-Protected Securities (“TIPS”) also lost ground, and international bonds suffered significant losses, largely due to currency movements. Only high-quality bonds posted gains for the period. The Barclays U.S. Aggregate Bond Index was able to produce a positive 1.96% return.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Asset Allocation – Growth Portfolio Class A returned 2.65%, excluding any sales charges. By comparison, its benchmark, the Wilshire 5000® Total Market Index, returned 3.84%.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation – Growth Portfolio is designed to provide a mix of about 90% equity and about 10% alternative strategies and cash. The equity side can cover domestic and international markets across the entire range of investment styles, including both value and growth stocks and larger and smaller companies. It can also include global real estate and commodities. The alternate-strategies sleeve is a mix of absolute-return funds designed to have limited correlations to either stocks or bonds. The specific asset-class targets are derived from modeling aimed at optimizing expected long-term returns given the targeted risk level. While the long-term strategic targets serve as the neutral allocations for the Fund, we sometimes strive to proactively over- and underweight asset classes relative to the neutral targets in response to market and economic conditions. Meanwhile, we endeavor to find and use strong investment firms specializing in each asset class and investment style, and carefully monitor these underlying managers for performance, style, and organizational issues.

The Fund’s diversification is designed for the long term. (Diversification does not ensure a profit or protect against a loss.) But broad diversification was not particularly well rewarded during the most recent 12-month reporting period. As noted, many of the diversifying asset classes experienced exaggerated losses in the third quarter downturn, as nervous investors favored the perceived relative safety of core stocks and bonds. As a result, smaller-cap stocks in the U.S. noticeably underperformed the S&P 500® over the 12-month

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

period. And abroad, emerging-markets stocks suffered significant losses in contrast to the flat performance of stocks from developed countries. Meanwhile, commodities were hit quite hard by fears surrounding China’s growth rate and the drop in oil prices. By design, the Fund diversifies into all of these asset classes.

It helped that we maintained an underweight in foreign stocks relative to our neutral target, while overweighting U.S. large-cap stocks, which performed better. We also maintained underweights to commodities and real estate, which was helpful as those asset classes underperformed.

The performance of the underlying mutual funds over the period was respectable. Four of the Fund’s six core U.S. large-cap funds managed to beat the S&P 500® and perform well relative to their categories. The Fund’s two core international equity funds surpassed the MSCI EAFE Index’s returns, and both of the Fund’s small-cap international funds contributed strong gains as international small caps performed well as an asset class. (This was probably due to their relative insulation from China exposure, and from global macroeconomic factors in general). However, both of the Fund’s emerging markets funds delivered disappointing results. Within the alternative-strategies sleeve of the Fund, the managed futures fund, which makes up about half of the sleeve, easily beat most stock and bond indices for the period.

We believe the current lineup of underlying funds is a strong group on the whole. We also know that while some of the diversifying asset classes were out of favor at times this past year, we believe broad diversification could be beneficial for returns over the long term. As always, we will stick to our discipline of maintaining the Fund’s broadly diversified profile while being flexible enough around the margins to adjust to nearer-term opportunities and risks.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(2.98)%	7.93%	4.94%	3/1/2002
Class A (NAV)	2.65%	9.15%	5.54%	3/1/2002
Wilshire 5000® Total Market Index (A)	3.84%	13.83%	8.06%
Class B (POP)	(2.98)%	8.20%	4.96%	3/1/2002
Class B (NAV)	1.79%	8.34%	4.96%	3/1/2002
Class C (POP)	0.96%	8.42%	4.86%	11/11/2002
Class C (NAV)	1.91%	8.42%	4.86%	11/11/2002
Class I (NAV)	2.96%	9.54%	10.01%	11/30/2009
Class R (NAV)	2.29%	8.90%	4.96%	6/15/2006

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period from November 1, 2014 through October 31, 2015 was a bumpy ride in the markets. Coming off of a fairly strong 2014, U.S. equities stalled in 2015’s first half on news of subdued fourth quarter 2014 and first quarter 2015 gross domestic product (“GDP”) growth and earnings pressure on U.S. multinationals from the strong dollar, which hampered exports and dollar-denominated results from foreign revenues. Foreign stocks generally performed better in the first half with Europe and Japan continuing their quantitative easing programs. Returns for most types of bonds were either slightly negative or fairly flat during 2015’s first half.

The third quarter of 2015, however, brought a major downturn in the global equity markets, and risk assets in general. Further news of slowing economic growth in China spooked investors in late August. Chinese stocks, which had rallied strongly in the spring, began trending downward over the summer and then fell precipitously in August. That market collapse seemed to aggravate existing fears about China’s slowing economy, and equity markets all around the world tumbled together in August. Following a brief period of recovery, global stocks dropped sharply again in late September when the U.S. Federal Reserve (“Fed”) declined to deliver a widely anticipated interest-rate hike. It cited soft U.S. exports and underutilization in the labor market, and said it was “monitoring developments abroad.” The implication was that global economic conditions were possibly more precarious than investors had thought, and a broad sell-off ensued. All told, the S&P 500® lost a relatively mild 6.44% in the third quarter. But other types of stocks – and riskier asset classes in general – were hit considerably harder. Small-cap stocks were down 11.92% as measured by the Russell 2000® Index. Foreign equities were also punished; the MSCI EAFE Index of foreign developed markets fell 10.23% in U.S. dollar terms. Emerging markets were pummeled, largely because of China’s importance to those markets’ commodity exports. The MSCI Emerging Markets Index fell 17.90% for the quarter. Oil prices and other commodities also dropped steeply; the Bloomberg Commodity Index recorded a 14.47% loss. In the bond market, lower-quality, higher-yielding bonds (which tend to be economically sensitive) suffered losses. The Barclays U.S. Corporate High Yield Index was down 4.86% for the quarter, and emerging-markets debt posted negative returns. The one bright spot was U.S. Treasury bonds and other high-quality bonds; as is typical in market panics, such bonds rallied as investors flocked to safety. The Barclays U.S. Aggregate Bond Index, which is made up of Treasuries and high-quality bonds, gained 1.23% in the quarter.

With the strong start to the period followed by the third-quarter downturn, the 12-month reporting period as a whole delivered subdued results. The S&P 500® managed a positive 5.20% return for the full period, as the U.S. economy proved healthier than most foreign economies. But within the U.S., the riskier small-cap segment produced overall flat results thanks to the third quarter’s sell-off. Meanwhile the MSCI EAFE Index, covering Europe and developed Asia, notched a slight loss, and the MSCI Emerging Markets Index was down a whopping 14.53%. The Bloomberg Commodity Index lost even more, posting a (25.72)% return for the period. On the fixed-income side, high-yield bonds were down for the period, with the Barclays U.S. Corporate High Yield Index recording a (1.94)% return. U.S. Treasury Inflation-Protected Securities (“TIPS”) also lost ground, and international bonds suffered significant losses, largely due to currency movements. Only high-quality bonds posted gains for the period. The Barclays U.S. Aggregate Bond Index was able to produce a positive 1.96% return.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Asset Allocation – Moderate Growth Portfolio Class A returned 1.93%, excluding any sales charges. By comparison, its primary and secondary benchmarks the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned 3.84% and 1.96%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation – Moderate Growth Portfolio is designed to provide a mix of about 70% equity and 30% fixed-income securities over time. The equity side can cover domestic and international markets across the entire range of investment styles, including both value and growth stocks and larger and smaller companies. The fixed-income portion can include investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund can also diversify into emerging markets, global real estate, commodities, and alternative strategies. The specific asset-class targets are derived from modeling aimed at optimizing expected long-term returns given the targeted risk level. While the long-term strategic targets serve as the neutral allocations for the Fund, we sometimes strive to proactively over- and underweight asset classes relative to the neutral targets in response to market and economic conditions. Meanwhile, we endeavor to find and use strong investment firms specializing in each asset class and investment style, and carefully monitor these underlying managers for performance, style, and organizational issues.

The Fund’s diversification is designed for the long term. (Diversification does not ensure a profit or protect against a loss.) But broad diversification was not particularly well rewarded during the most recent 12-month reporting period. As noted, many of the diversifying asset classes experienced exaggerated losses in the third quarter downturn, as nervous investors favored the perceived relative safety

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

of core stocks and bonds. As a result, smaller-cap stocks in the U.S. noticeably underperformed the S&P 500® over the 12-month period. Abroad, emerging-markets stocks suffered significant losses in contrast to the flat performance of stocks from developed countries. Within bonds, high-yield and foreign issues had negative returns, as did TIPS, while core high-quality bonds gained from the market’s flight to safety. Meanwhile commodities were hit quite hard by fears surrounding China’s growth rate and the drop in oil prices. By design, the Fund diversifies into all of these asset classes.

It helped that we maintained an underweight in foreign stocks relative to our neutral target, while overweighting U.S. large-cap stocks, which performed better. We also maintained underweights to commodities and TIPS. Our underweight to real estate was positive as well. Maintaining below-benchmark duration in the bond portfolio was a detractor, as longer-duration bonds generally performed better over the period. But we consider limited duration to be a prudent stance at this point in the interest-rate cycle, as the Fed appears ready to begin raising rates from their near-zero level of the past seven years.

The performance of the underlying mutual funds over the period was respectable. Four of the Fund’s six core U.S. large-cap funds managed to beat the S&P 500® and performed well relative to their categories. The Fund’s two core international equity funds surpassed the MSCI EAFE Index’s returns, and both of the Fund’s small-cap international funds contributed strong gains as international small caps performed well as an asset class. (This was probably due to their relative insulation from China exposure, and from global macroeconomic factors in general.) However, both of the Fund’s emerging markets funds delivered disappointing results. Within the fixed-income portion, the three core bond funds couldn’t quite match the government-bond-fueled gain of the Barclays U.S. Aggregate Bond Index, but they fared better than most of their category peers. And most of the Fund’s other bond funds performed well relative to their asset classes.

We believe the current lineup of underlying funds is a strong group on the whole. We also know that while some of the diversifying asset classes were out of favor at times this past year, we believe broad diversification could be beneficial for returns over the long term. As always, we will stick to our discipline of maintaining the Fund’s broadly diversified profile while being flexible enough around the margins to adjust to nearer-term opportunities and risks.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(3.70)%	6.26%	4.92%	3/1/2002
Class A (NAV)	1.93%	7.46%	5.51%	3/1/2002
Wilshire 5000® Total Market Index (A)	3.84%	13.83%	8.06%
Barclays U.S. Aggregate Bond Index (B)	1.96%	3.03%	4.72%
Class B (POP)	(3.48)%	6.50%	4.92%	3/1/2002
Class B (NAV)	1.11%	6.65%	4.92%	3/1/2002
Class C (POP)	0.24%	6.74%	4.82%	11/11/2002
Class C (NAV)	1.16%	6.74%	4.82%	11/11/2002
Class I (NAV)	2.22%	7.79%	8.45%	11/30/2009
Class R (NAV)	1.65%	7.25%	5.00%	6/15/2006

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period from November 1, 2014 through October 31, 2015 was a bumpy ride in the markets. Coming off of a fairly strong 2014, U.S. equities stalled in 2015’s first half on news of subdued fourth quarter 2014 and first quarter 2015 gross domestic product (“GDP”) growth and earnings pressure on U.S. multinationals from the strong dollar, which hampered exports and dollar-denominated results from foreign revenues. Foreign stocks generally performed better in the first half with Europe and Japan continuing their quantitative easing programs. Returns for most types of bonds were either slightly negative or fairly flat during 2015’s first half.

The third quarter of 2015, however, brought a major downturn in the global equity markets, and risk assets in general. Further news of slowing economic growth in China spooked investors in late August. Chinese stocks, which had rallied strongly in the spring, began trending downward over the summer and then fell precipitously in August. That market collapse seemed to aggravate existing fears about China’s slowing economy, and equity markets all around the world tumbled together in August. Following a brief period of recovery, global stocks dropped sharply again in late September when the U.S. Federal Reserve (“Fed”) declined to deliver a widely anticipated interest-rate hike. It cited soft U.S. exports and underutilization in the labor market, and said it was “monitoring developments abroad.” The implication was that global economic conditions were possibly more precarious than investors had thought, and a broad sell-off ensued. All told, the S&P 500® lost a relatively mild 6.44% in the third quarter. But other types of stocks – and riskier asset classes in general – were hit considerably harder. Small-cap stocks were down 11.92% as measured by the Russell 2000® Index. Foreign equities were also punished; the MSCI EAFE Index of foreign developed markets fell 10.23% in U.S. dollar terms. Emerging markets were pummeled, largely because of China’s importance to those markets’ commodity exports. The MSCI Emerging Markets Index fell 17.90% for the quarter. Oil prices and other commodities also dropped steeply; the Bloomberg Commodity Index recorded a 14.47% loss. In the bond market, lower-quality, higher-yielding bonds (which tend to be economically sensitive) suffered losses. The Barclays U.S. Corporate High Yield Index was down 4.86% for the quarter, and emerging-markets debt posted negative returns. The one bright spot was U.S. Treasury bonds and other high-quality bonds; as is typical in market panics, such bonds rallied as investors flocked to safety. The Barclays U.S. Aggregate Bond Index, which is made up of Treasuries and high-quality bonds, gained 1.23% in the quarter.

With the strong start to the period followed by the third-quarter downturn, the 12-month reporting period as a whole delivered subdued results. The S&P 500® managed a positive 5.20% return for the full period, as the U.S. economy proved healthier than most foreign economies. But within the U.S., the riskier small-cap segment produced overall flat results thanks to the third quarter’s sell-off. Meanwhile the MSCI EAFE Index, covering Europe and developed Asia, notched a slight loss, and the MSCI Emerging Markets Index was down a whopping 14.53%. The Bloomberg Commodity Index lost even more, posting a (25.72)% return for the period. On the fixed-income side, high-yield bonds were down for the period, with the Barclays U.S. Corporate High Yield Index recording a (1.94)% return. U.S. Treasury Inflation-Protected Securities (“TIPS”) also lost ground, and international bonds suffered significant losses, largely due to currency movements. Only high-quality bonds posted gains for the period. The Barclays U.S. Aggregate Bond Index was able to produce a positive 1.96% return.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Asset Allocation – Moderate Portfolio Class A returned 1.32%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned 3.84% and 1.96%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation – Moderate Portfolio is designed to provide a mix of about 50% equity and 50% fixed-income securities over time. The equity side can cover domestic and international markets across the entire range of investment styles, including both value and growth stocks and larger and smaller companies. The fixed-income portion can include investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund can also diversify into emerging markets, global real estate, commodities, and alternative strategies. The specific asset-class targets are derived from modeling aimed at optimizing expected long-term returns given the targeted risk level. While the long-term strategic targets serve as the neutral allocations for the Fund, we sometimes strive to proactively over- and underweight asset classes relative to the neutral targets in response to market and economic conditions. Meanwhile, we endeavor to find and use strong investment firms specializing in each asset class and investment style, and carefully monitor these underlying managers for performance, style, and organizational issues.

The Fund’s diversification is designed for the long term. (Diversification does not ensure a profit or protect against a loss.) But broad diversification was not particularly well rewarded during the most recent 12-month reporting period. As noted, many of the diversifying asset classes experienced exaggerated losses in the third quarter downturn, as nervous investors favored the perceived relative safety

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

of core stocks and bonds. As a result, smaller-cap stocks in the U.S. noticeably underperformed the S&P 500® over the 12-month period. Abroad, emerging-markets stocks suffered significant losses in contrast to the flat performance of stocks from developed countries. Within bonds, high-yield and foreign issues had negative returns, as did TIPS, while core high-quality bonds gained from the market’s flight to safety. Meanwhile commodities were hit quite hard by fears surrounding China’s growth rate and the drop in oil prices. By design, the Fund diversifies into all of these asset classes.

It helped that we maintained an underweight in foreign stocks relative to our neutral target, while overweighting U.S. large-cap stocks, which performed better. We also maintained underweights to commodities and TIPS. Our underweight to real estate was positive as well. Maintaining below-benchmark duration in the bond portfolio was a detractor, as longer-duration bonds generally performed better over the period. But we consider limited duration to be a prudent stance at this point in the interest-rate cycle, as the Fed appears ready to begin raising rates from their near-zero level of the past seven years.

The performance of the underlying mutual funds over the period was respectable. Four of the Fund’s six core U.S. large-cap funds managed to beat the S&P 500® and performed well relative to their categories. The Fund’s two core international equity funds surpassed the MSCI EAFE Index’s returns, and both of the Fund’s small-cap international funds contributed strong gains as international small caps performed well as an asset class. (This was probably due to their relative insulation from China exposure, and from global macroeconomic factors in general.) However, both of the Fund’s emerging markets funds delivered disappointing results. Within the fixed-income portion, the three core bond funds couldn’t quite match the government-bond-fueled gain of the Barclays U.S. Aggregate Bond Index, but they fared better than most of their category peers. And most of the other bond funds in the Fund performed well relative to their asset classes.

We believe the current lineup of underlying funds is a strong group on the whole. We also know that while some of the diversifying asset classes were out of favor at times this past year, we believe broad diversification could be beneficial for returns over the long term. As always, we will stick to our discipline of maintaining the Fund’s broadly diversified profile while being flexible enough around the margins to adjust to nearer-term opportunities and risks.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(4.26)%	4.87%	4.68%	3/1/2002
Class A (NAV)	1.32%	6.05%	5.28%	3/1/2002
Wilshire 5000® Total Market Index (A)	3.84%	13.83%	8.06%
Barclays U.S. Aggregate Bond Index (B)	1.96%	3.03%	4.72%
Class B (POP)	(4.07)%	5.11%	4.70%	3/1/2002
Class B (NAV)	0.54%	5.27%	4.70%	3/1/2002
Class C (POP)	(0.22)%	5.36%	4.60%	11/11/2002
Class C (NAV)	0.70%	5.36%	4.60%	11/11/2002
Class I (NAV)	1.60%	6.37%	7.10%	11/30/2009
Class R (NAV)	1.17%	5.86%	4.86%	6/15/2006

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period through October 31, 2015 began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product (“GDP”) growth rates. However, consumers opted to save the oil dividend rather than spend it. As oil prices declined and remained at low levels, energy companies cut back on exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period.

Despite the unexpected slowdown, the U.S. led the developed world in economic growth. Japan and the eurozone continued to try to jumpstart their economies by engaging in quantitative easing. The real growth scare this year came from the emerging markets, where the end of the commodity cycle exposed misallocated capital and larger underlying structural shifts. In the face of these facts, the U.S. Federal Reserve (“Fed”) repeatedly opted to leave the federal funds rate unchanged, setting off several rounds of fixed income market volatility. U.S. equity markets ended the year flat, emerging markets generally lost ground, and results in the fixed income markets were mixed. Non-Treasuries performed well early on, but Treasuries ultimately fared best. The U.S. dollar continued to gain strength relative to other currencies.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Multi-Manager Alternative Strategies Portfolio Class A, returned (3.42)%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 3.06% and (2.05)%, respectively.

STRATEGY REVIEW

The Fund underperformed its benchmarks. The largest detractors to performance included master limited partnerships (“MLPs”), commodities, emerging markets equities and long/short equities. These losses were partially offset by gains in managed futures and international small cap equities.

During the period, the Fund had two major themes – a continuation of the U.S. energy renaissance that has taken place over the past few years in a hedged approach, and reallocating assets in line with the divergence in monetary policies, with Europe and Japan increasing quantitative easing and the U.S. potentially reducing accommodation.

The hedged U.S. energy renaissance worked well in the beginning of 2015, with our short position in commodities offsetting losses in our long energy infrastructure exposure, which consists largely of transportation and storage of energy. However, as the year progressed, the commodity price decline slowed, while losses in our midstream energy allocation accelerated.

We were positioned for the global divergence in monetary policies in a number of ways. We believed the environment warranted a stronger U.S. dollar, lower correlations amongst U.S. and international markets, and higher interest rate volatility. Accordingly, we increased allocations to global macro, which we believed could benefit from increased regional relative value allocations. We also opted for strategies with more idiosyncratic risks and higher credit spreads, such as high yield and event driven. We anchored our duration exposure closer to the front-end of the curve with a large allocation to short-term bonds. Lastly, we were productive on international equities, while we believed the U.S. equity rally would stall. Accordingly, for our international equity exposure, we allocated to international small cap, international small cap value, and developing markets equity. In the U.S., we believed the environment would be beneficial for stock selectors, and had a large allocation to long/short equity, which detracted from relative performance due to poor stock selection.

Timothy S. Galbraith

Prat Patel, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(8.72)%	0.62%	1.18%		12/28/2006
Class A (NAV)	(3.42)%	1.76%	1.82%		12/28/2006
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (A)	3.06%	3.12%	3.93%
HFRX Global Hedge Fund Index (B)	(2.05)%	0.10%	(0.68)%
Class C (POP)	(5.07)%	1.06%	1.14%		12/28/2006
Class C (NAV)	(4.11)%	1.06%	1.14%		12/28/2006
Class I (NAV)	(3.19)%	2.09%	2.93%		11/30/2009
Class R6 (NAV)	N/A	N/A	(4.91	)% (C)	5/29/2015

(A) The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

(C) Not annualized.

The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and Class R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2015, and held for the entire period until October 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$983.40	$2.55(B	)	$1,022.60	$2.60	0.51%
Class B	1,000.00	979.10	6.39(B	)	1,018.80	6.51	1.28
Class C	1,000.00	978.80	6.08(B	)	1,019.10	6.21	1.22
Class I	1,000.00	983.90	1.25(B	)	1,023.90	1.28	0.25
Class R	1,000.00	981.10	4.29(B	)	1,020.90	4.38	0.86

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	973.10	2.69(B	)	1,022.50	2.75	0.54
Class B	1,000.00	968.80	6.60(B	)	1,018.50	6.77	1.33
Class C	1,000.00	969.30	6.25(B	)	1,018.90	6.41	1.26
Class I	1,000.00	974.40	1.29(B	)	1,023.90	1.33	0.26
Class R	1,000.00	971.10	4.12(B	)	1,021.00	4.23	0.83

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	976.90	2.49(B	)	1,022.70	2.55	0.50
Class B	1,000.00	972.80	6.51(B	)	1,018.60	6.67	1.31
Class C	1,000.00	973.20	6.12(B	)	1,019.00	6.26	1.23
Class I	1,000.00	978.20	1.25(B	)	1,023.90	1.28	0.25
Class R	1,000.00	975.40	3.73(B	)	1,021.40	3.82	0.75

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Moderate Portfolio
Class A	$1,000.00	$979.60	$2.49(B	)	$1,022.70	$2.55	0.50%
Class B	1,000.00	975.90	6.42(B	)	1,018.70	6.56	1.29
Class C	1,000.00	976.30	6.08(B	)	1,019.10	6.21	1.22
Class I	1,000.00	980.30	1.25(B	)	1,023.90	1.28	0.25
Class R	1,000.00	978.70	3.59(B	)	1,021.60	3.67	0.72

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	949.10	3.19(B	)	1,021.90	3.31	0.65
Class C	1,000.00	945.80	6.96(B	)	1,018.00	7.22	1.42
Class I	1,000.00	950.00	1.82(B	)	1,023.30	1.89	0.37
Class R6	1,000.00	950.90	1.16(E	)	1,023.80	1.43	0.28

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(E)	Class commenced operations on May 29, 2015. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (155 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2015. Thus, the hypothetical expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition

At October 31, 2015

(unaudited)

Transamerica Asset Allocation - Conservative Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	54.2%
U.S. Equity Funds	28.0
International Fixed Income Funds	6.2
International Equity Funds	5.9
U.S. Alternative Funds	3.5
International Alternative Funds	1.5
U.S. Commodity Fund	0.5
U.S. Mixed Allocation Fund	0.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Asset Allocation - Growth Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	69.5%
International Equity Funds	19.4
U.S. Alternative Funds	7.6
International Alternative Funds	2.6
U.S. Mixed Allocation Fund	1.0
Money Market Fund	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Asset Allocation - Moderate Growth Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	53.8%
U.S. Fixed Income Funds	22.4
International Equity Funds	15.2
U.S. Alternative Funds	3.5
International Fixed Income Funds	2.3
International Alternative Funds	1.6
U.S. Mixed Allocation Fund	0.7
U.S. Commodity Fund	0.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Asset Allocation - Moderate Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.5%
U.S. Equity Funds	38.2
International Equity Funds	10.1
International Fixed Income Funds	4.1
U.S. Alternative Funds	3.5
International Alternative Funds	1.5
U.S. Commodity Fund	0.7
U.S. Mixed Allocation Fund	0.5
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Multi-Manager Alternative Strategies Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	30.2%
U.S. Fixed Income Funds	20.2
International Equity Funds	18.0
International Alternative Fund	16.3
Repurchase Agreement	7.2
U.S. Mixed Allocation Fund	6.6
International Fixed Income Fund	1.5
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E) (F)	7,891	$ 54,713
Transamerica Global Multifactor Macro (A) (G)	1,391,803	14,001,539

		14,056,252

International Equity Funds - 5.9%
Transamerica Developing Markets Equity (G)	1,841,984	16,927,831
Transamerica Emerging Markets Equity (G)	625,933	5,357,983
Transamerica International Equity (G)	682,520	12,026,010
Transamerica International Equity Opportunities (G)	1,444,016	11,263,328
Transamerica International Small Cap (G)	694,582	6,834,684
Transamerica International Small Cap Value (G)	349,255	4,341,240

		56,751,076

International Fixed Income Funds - 6.2%
Transamerica Emerging Markets Debt (G)	1,386,797	13,479,672
Transamerica Inflation Opportunities (G)	4,729,597	45,404,133

		58,883,805

U.S. Alternative Funds - 3.5%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D) (E) (F)	13,251	132,515
Transamerica Event Driven (A) (G)	956,160	9,246,065
Transamerica Managed Futures Strategy (G)	2,144,969	23,723,358

		33,101,938

U.S. Commodity Fund - 0.5%
Transamerica Commodity Strategy (A) (G)	854,915	5,078,193

U.S. Equity Funds - 28.0%
Transamerica Capital Growth (G)	1,381,225	24,005,691
Transamerica Concentrated Growth (G)	1,363,314	22,971,834

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Dividend Focused (G)	4,304,263	$ 54,879,347
Transamerica Growth (G)	2,565,732	38,639,930
Transamerica Growth Opportunities (G)	1,563,985	15,264,497
Transamerica Large Cap Value (G)	4,466,050	56,986,792
Transamerica Mid Cap Value (G)	639,794	10,204,717
Transamerica Mid Cap Value Opportunities (G)	415,484	4,740,674
Transamerica Small Cap Core (G)	530,851	5,223,573
Transamerica Small Cap Growth (G)	551,001	7,157,499
Transamerica Small Cap Value (G)	73,073	806,727
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E) (F)	1,529	4,760
Transamerica US Growth (G)	1,505,481	26,677,125

		267,563,166

U.S. Fixed Income Funds - 54.2%
Transamerica Bond (G)	5,550,994	54,899,335
Transamerica Core Bond (G)	14,081,919	141,100,828
Transamerica Flexible Income (G)	2,262,369	20,881,664
Transamerica Floating Rate (G)	1,986,991	19,512,251
Transamerica High Yield Bond (G)	1,886,557	17,073,340
Transamerica Intermediate Bond (G)	6,007,351	60,554,094
Transamerica Short-Term Bond (G)	6,452,910	64,593,625
Transamerica Total Return (G)	13,406,954	140,236,744

		518,851,881

U.S. Mixed Allocation Fund - 0.3%
Transamerica MLP & Energy Income (G)	412,971	3,283,121

Total Investment Companies (Cost $895,442,727)		957,569,432

Total Investments (Cost $895,442,727) (H)		957,569,432
Net Other Assets (Liabilities) - (0.1)%		(911,740)

Net Assets - 100.0%		$ 956,657,692

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value at October 31, 2015
ASSETS
Investments
Investment Companies	$957,377,444	$—	$191,988	$957,569,432

Total Investments	$957,377,444	$—	$191,988	$957,569,432

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Investment in affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $191,988, representing less than 0.1% of the Fund’s net assets.
(D)	Illiquid security. Total aggregate value of illiquid securities is $191,988, representing less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$81,188	$54,713	0.0	%(K)
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	132,510	132,515	0.0	(K)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	15,291	4,760	0.0	(K)

Total			$228,989	$191,988	0.0	%(K)

(F)	Security is Level 3 of the fair value hierarchy.
(G)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(H)	Aggregate cost for federal income tax purposes is $899,611,996. Aggregate gross unrealized appreciation and depreciation for all securities is $73,321,052 and $15,363,616, respectively. Net unrealized appreciation for tax purposes is $57,957,436.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 2.6%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E) (F)	5,149	$ 35,700
Transamerica Global Multifactor Macro (A) (G)	3,976,457	40,003,160

		40,038,860

International Equity Funds - 19.4%
Transamerica Developing Markets Equity (G)	8,678,878	79,758,884
Transamerica Emerging Markets Equity (G)	4,639,086	39,710,577
Transamerica Global Real Estate Securities (G)	403,282	5,750,805
Transamerica International Equity (G)	3,318,463	58,471,316
Transamerica International Equity Opportunities (G)	7,200,124	56,160,970
Transamerica International Small Cap (G)	4,063,855	39,988,335
Transamerica International Small Cap Value (G)	1,400,167	17,404,070

		297,244,957

Money Market Fund - 0.0% (H)
Transamerica Money Market (G)	60,295	60,295

U.S. Alternative Funds - 7.6%
Transamerica Event Driven (A) (G)	4,003,770	38,716,452
Transamerica Managed Futures Strategy (G)	6,997,342	77,390,601

		116,107,053

U.S. Equity Funds - 69.5%
Transamerica Capital Growth (G)	4,969,261	86,365,760
Transamerica Concentrated Growth (G)	4,660,498	78,529,397

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Dividend Focused (G)	16,457,062	$ 209,827,541
Transamerica Growth (G)	9,307,262	140,167,373
Transamerica Growth Opportunities (G)	4,964,755	48,456,010
Transamerica Large Cap Value (G)	17,385,750	221,842,165
Transamerica Mid Cap Value (G)	4,940,443	78,800,067
Transamerica Mid Cap Value Opportunities (G)	2,814,042	32,108,220
Transamerica Small Cap Core (G)	430,530	4,236,411
Transamerica Small Cap Growth (G)	2,688,356	34,921,749
Transamerica Small Cap Value (G)	2,874,376	31,733,108
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E) (F)	5,111	15,911
Transamerica US Growth (G)	5,409,951	95,864,333

		1,062,868,045

U.S. Mixed Allocation Fund - 1.0%
Transamerica MLP & Energy Income (G)	1,878,893	14,937,203

Total Investment Companies (Cost $1,278,701,122)		1,531,256,413

Total Investments (Cost $1,278,701,122) (I)		1,531,256,413
Net Other Assets (Liabilities) - (0.1)%		(1,357,496)

Net Assets - 100.0%		$ 1,529,898,917

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value at October 31, 2015
ASSETS
Investments
Investment Companies	$1,531,204,802	$—	$51,611	$1,531,256,413

Total Investments	$1,531,204,802	$—	$51,611	$1,531,256,413

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Investment in affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $51,611, representing less than 0.1% of the Fund’s net assets.
(D)	Illiquid security. Total aggregate value of illiquid securities is $51,611, representing less than 0.1% of the Fund’s net assets.
(E)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$52,975	$35,700	0.0	%(H)
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	51,111	15,911	0.0	(H)

Total			$104,086	$51,611	0.0	%(H)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Security is Level 3 of the fair value hierarchy.
(G)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Aggregate cost for federal income tax purposes is $1,287,285,451. Aggregate gross unrealized appreciation and depreciation for all securities is $254,095,882 and $10,124,920, respectively. Net unrealized appreciation for tax purposes is $243,970,962.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.6%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E) (F)	34,418	$ 238,637
Transamerica Global Multifactor Macro (B) (G)	4,460,332	44,870,935

		45,109,572

International Equity Funds - 15.2%
Transamerica Developing Markets Equity (G)	12,625,714	116,030,315
Transamerica Emerging Markets Equity (G)	6,736,470	57,664,181
Transamerica Global Real Estate Securities (G)	1,042,015	14,859,134
Transamerica International Equity (G)	4,256,550	75,000,419
Transamerica International Equity Opportunities (G)	11,788,732	91,952,109
Transamerica International Small Cap (G)	5,036,050	49,554,735
Transamerica International Small Cap Value (G)	2,635,195	32,755,470

		437,816,363

International Fixed Income Funds - 2.3%
Transamerica Emerging Markets Debt (G)	1,485,880	14,442,749
Transamerica Inflation Opportunities (G)	5,440,188	52,225,800

		66,668,549

U.S. Alternative Funds - 3.5%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D) (E) (F)	43,273	432,743
Transamerica Event Driven (B) (G)	2,960,760	28,630,548
Transamerica Managed Futures Strategy (G)	6,519,877	72,109,835

		101,173,126

U.S. Commodity Fund - 0.6%
Transamerica Commodity Strategy (B) (G)	3,016,841	17,920,038

U.S. Equity Funds - 53.8%
Transamerica Capital Growth (G)	7,397,474	128,568,093
Transamerica Concentrated Growth (G)	6,795,205	114,499,211

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Dividend Focused (G)	24,099,388	$ 307,267,198
Transamerica Growth (G)	13,754,600	207,144,270
Transamerica Growth Opportunities (G)	9,105,135	88,866,120
Transamerica Large Cap Value (G)	25,055,164	319,703,899
Transamerica Mid Cap Value (G)	7,373,663	117,609,920
Transamerica Mid Cap Value Opportunities (G)	4,458,460	50,871,023
Transamerica Small Cap Core (G)	1,814,743	17,857,068
Transamerica Small Cap Growth (G)	1,982,126	25,747,815
Transamerica Small Cap Value (G)	2,310,965	25,513,052
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E) (F)	4,660	14,507
Transamerica US Growth (G)	8,073,352	143,059,789

		1,546,721,965

U.S. Fixed Income Funds - 22.4%
Transamerica Bond (G)	6,725,598	66,516,168
Transamerica Core Bond (G)	18,216,204	182,526,365
Transamerica Flexible Income (G)	5,273,071	48,670,445
Transamerica Floating Rate (G)	3,118,179	30,620,522
Transamerica High Yield Bond (G)	3,255,506	29,462,331
Transamerica Intermediate Bond (G)	7,562,355	76,228,542
Transamerica Short-Term Bond (G)	4,631,355	46,359,866
Transamerica Total Return (G)	15,769,088	164,944,661

		645,328,900

U.S. Mixed Allocation Fund - 0.7%
Transamerica MLP & Energy Income (G)	2,480,274	19,718,179

Total Investment Companies (Cost $2,541,856,251)		2,880,456,692

Total Investments (Cost $2,541,856,251) (H)		2,880,456,692
Net Other Assets (Liabilities) - (0.1)%		(2,268,801)

Net Assets - 100.0%		$ 2,878,187,891

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value at October 31, 2015
ASSETS
Investments
Investment Companies	$2,879,770,805	$—	$685,887	$2,880,456,692

Total Investments	$2,879,770,805	$—	$685,887	$2,880,456,692

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in affiliated company of Transamerica Asset Management, Inc.
(B)	Non-income producing security.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $685,887, representing less than 0.1% of the Fund’s net assets.
(D)	Illiquid security. Total aggregate value of illiquid securities is $685,887, representing less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$354,111	$238,637	0.0	%(K)
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	432,725	432,743	0.0	(K)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	46,600	14,507	0.0	(K)

Total			$833,436	$685,887	0.0	%(K)

(F)	Security is Level 3 of the fair value hierarchy.
(G)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(H)	Aggregate cost for federal income tax purposes is $2,554,015,322. Aggregate gross unrealized appreciation and depreciation for all securities is $371,969,460 and $45,528,090, respectively. Net unrealized appreciation for tax purposes is $326,441,370.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E) (F)	21,365	$ 148,133
Transamerica Global Multifactor Macro (A) (G)	3,126,387	31,451,454

		31,599,587

International Equity Funds - 10.1%
Transamerica Developing Markets Equity (G)	6,263,804	57,564,357
Transamerica Emerging Markets Equity (G)	3,328,492	28,491,889
Transamerica International Equity (G)	2,542,604	44,800,684
Transamerica International Equity Opportunities (G)	5,222,975	40,739,204
Transamerica International Small Cap (G)	2,119,573	20,856,602
Transamerica International Small Cap Value (G)	1,128,389	14,025,877

		206,478,613

International Fixed Income Funds - 4.1%
Transamerica Emerging Markets Debt (G)	2,642,899	25,688,975
Transamerica Inflation Opportunities (G)	6,043,296	58,015,644

		83,704,619

U.S. Alternative Funds - 3.5%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D) (E) (F)	28,370	283,709
Transamerica Event Driven (A) (G)	2,103,067	20,336,662
Transamerica Managed Futures Strategy (G)	4,612,374	51,012,857

		71,633,228

U.S. Commodity Fund - 0.7%
Transamerica Commodity Strategy (A) (G)	2,232,096	13,258,648

U.S. Equity Funds - 38.2%
Transamerica Capital Growth (G)	3,699,221	64,292,467
Transamerica Concentrated Growth (G)	3,817,981	64,332,984
Transamerica Dividend Focused (G)	12,237,173	156,023,957

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Growth (G)	6,788,955	$ 102,241,660
Transamerica Growth Opportunities (G)	4,707,489	45,945,090
Transamerica Large Cap Value (G)	12,608,024	160,878,384
Transamerica Mid Cap Value (G)	3,305,221	52,718,271
Transamerica Mid Cap Value Opportunities (G)	2,063,446	23,543,924
Transamerica Small Cap Core (G)	1,033,746	10,172,061
Transamerica Small Cap Growth (G)	1,225,706	15,921,921
Transamerica Small Cap Value (G)	1,258,211	13,890,654
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E) (F)	2,887	8,987
Transamerica US Growth (G)	3,945,975	69,922,681

		779,893,041

U.S. Fixed Income Funds - 41.5%
Transamerica Bond (G)	8,560,755	84,665,869
Transamerica Core Bond (G)	24,006,483	240,544,963
Transamerica Flexible Income (G)	6,580,430	60,737,369
Transamerica Floating Rate (G)	3,275,600	32,166,389
Transamerica High Yield Bond (G)	2,545,011	23,032,347
Transamerica Intermediate Bond (G)	9,892,436	99,715,758
Transamerica Short-Term Bond (G)	8,150,551	81,587,012
Transamerica Total Return (G)	21,643,589	226,391,936

		848,841,643

U.S. Mixed Allocation Fund - 0.5%
Transamerica MLP & Energy Income (G)	1,261,893	10,032,049

Total Investment Companies (Cost $1,881,545,011)		2,045,441,428

Total Investments (Cost $1,881,545,011) (H)		2,045,441,428
Net Other Assets (Liabilities) - (0.1)%		(1,602,698)

Net Assets - 100.0%		$ 2,043,838,730

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value at October 31, 2015
ASSETS
Investments
Investment Companies	$2,045,000,599	$—	$440,829	$2,045,441,428

Total Investments	$2,045,000,599	$—	$440,829	$2,045,441,428

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Investment in affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $440,829, representing less than 0.1% of the Fund’s net assets.
(D)	Illiquid security. Total aggregate value of illiquid securities is $440,829, representing less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	At October 31, 2015, the Fund owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$219,813	$148,133	0.0	%(K)
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	283,697	283,709	0.0	(K)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	28,869	8,987	0.0	(K)

Total			$532,379	$440,829	0.0	%(K)

(F)	Security is Level 3 of the fair value hierarchy.
(G)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(H)	Aggregate cost for federal income tax purposes is $1,889,781,511. Aggregate gross unrealized appreciation and depreciation for all securities is $190,919,844 and $35,259,927, respectively. Net unrealized appreciation for tax purposes is $155,659,917.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 92.8%
International Alternative Fund - 16.3%
Transamerica Global Multifactor Macro (A) (B)	6,216,768	$ 62,540,688

International Equity Funds - 18.0%
Transamerica Developing Markets Equity (A)	1,746,091	16,046,579
Transamerica Global Real Estate Securities (A)	1,592,701	22,711,910
Transamerica International Small Cap (A)	1,561,502	15,365,183
Transamerica International Small Cap Value (A)	1,223,204	15,204,424

		69,328,096

International Fixed Income Fund - 1.5%
Transamerica Unconstrained Bond (A)	604,338	5,940,639

U.S. Alternative Funds - 30.2%
Transamerica Arbitrage Strategy Liquidating Trust (B) (C) (D) (E) (F) (G)	22,689	226,896
Transamerica Event Driven (A) (B)	2,846,958	27,530,083
Transamerica Long/Short Strategy (A)	3,842,996	35,278,705
Transamerica Managed Futures Strategy (A)	4,801,561	53,105,267

		116,140,951

U.S. Fixed Income Funds - 20.2%
Transamerica Bond (A)	1,010,235	9,991,228
Transamerica High Yield Bond (A)	2,359,476	21,353,255
Transamerica Short-Term Bond (A)	4,616,797	46,214,142

		77,558,625

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 6.6%
Transamerica MLP & Energy Income (A)	3,186,604	$ 25,333,498

Total Investment Companies (Cost $358,633,818)		356,842,497

	Principal	Value
REPURCHASE AGREEMENT - 7.2%
State Street Bank & Trust Co. 0.01% (H), dated 10/30/2015, to be repurchased at $27,731,007 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $28,285,892.	$ 27,730,984	27,730,984

Total Repurchase Agreement (Cost $27,730,984)		27,730,984

Total Investments (Cost $386,364,802) (I)		384,573,481
Net Other Assets (Liabilities) - (0.0)% (J)		(163,995)

Net Assets - 100.0%		$ 384,409,486

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value at October 31, 2015
ASSETS
Investments
Investment Companies	$356,615,601	$—	$226,896	$356,842,497
Repurchase Agreement	—	27,730,984	—	27,730,984

Total Investments	$356,615,601	$27,730,984	$226,896	$384,573,481

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Investment in affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $226,896, representing 0.1% of the Fund’s net assets.
(E)	Illiquid security. Total aggregate value of illiquid securities is $226,896, representing 0.1% of the Fund’s net assets.
(F)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	$226,886	$226,896	0.1%

(G)	Security is Level 3 of the fair value hierarchy.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	Rate disclosed reflects the yield at October 31, 2015.
(I)	Aggregate cost for federal income tax purposes is $387,309,380. Aggregate gross unrealized appreciation and depreciation for all securities is $11,440,326 and $14,176,225, respectively. Net unrealized depreciation for tax purposes is $2,735,899.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2015

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Assets:
Affiliated investments, at value (A)	$957,569,432	$1,531,256,413	$2,880,456,692	$2,045,441,428	$356,842,497
Repurchase agreements, at value (B)	—	—	—	—	27,730,984
Cash	—	208	—	—	—
Receivables:
Shares of beneficial interest sold	1,158,832	933,153	3,006,330	1,640,990	675,382
Affiliated investments sold	1,702,898	5,713,143	2,108,765	5,679,563	—
Interest	—	—	—	—	16
Dividends	11,894	—	11,754	16,513	5,786
Total assets	960,443,056	1,537,902,917	2,885,583,541	2,052,778,494	385,254,665

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	3,046,609	6,789,692	5,134,283	7,334,209	570,172
Investment advisory fees	80,385	127,983	241,584	172,119	66,450
Distribution and service fees	498,354	792,020	1,549,016	1,117,552	106,734
Administration fees	18,087	28,796	54,356	38,727	7,476
Transfer agent fees	74,139	158,558	242,911	153,674	43,660
Trustees, CCO and deferred compensation fees	665	1,049	2,004	1,424	309
Audit and tax fees	15,144	16,232	18,462	17,007	14,931
Custody fees	5,114	7,000	12,243	9,181	2,074
Legal fees	5,804	9,714	18,359	12,878	2,902
Printing and shareholder reports fees	27,123	54,042	94,587	61,201	18,190
Registration fees	12,839	17,019	24,284	19,309	11,652
Other	1,101	1,895	3,561	2,483	629
Total liabilities	3,785,364	8,004,000	7,395,650	8,939,764	845,179
Net assets	$956,657,692	$1,529,898,917	$2,878,187,891	$2,043,838,730	$384,409,486

Net assets consist of:
Paid-in capital	$866,399,486	$1,182,521,616	$2,388,517,209	$1,796,315,642	$380,106,525
Undistributed (distributions in excess of) net investment income (loss)	123,277	(5,238,029)	—	5,234,692	895,050
Accumulated net realized gain (loss)	28,008,224	100,060,039	151,070,241	78,391,979	5,199,232
Net unrealized appreciation (depreciation) on:
Affiliated investments	62,126,705	252,555,291	338,600,441	163,896,417	(1,791,321)
Net assets	$956,657,692	$1,529,898,917	$2,878,187,891	$2,043,838,730	$384,409,486
Net assets by class:
Class A	$449,573,781	$729,546,882	$1,301,591,493	$890,270,403	$91,684,332
Class B	23,943,298	47,506,340	84,072,840	47,833,431	—
Class C	453,482,650	716,038,632	1,431,708,148	1,051,485,937	101,655,947
Class I	28,125,610	34,547,304	55,553,513	48,779,476	191,021,650
Class R	1,532,353	2,259,759	5,261,897	5,469,483	—
Class R6	—	—	—	—	47,557
Shares outstanding (unlimited shares, no par value):
Class A	39,452,113	46,849,598	93,464,820	71,428,033	9,106,498
Class B	2,111,347	3,120,427	6,019,088	3,814,367	—
Class C	40,118,425	47,319,996	103,611,998	85,100,925	10,229,984
Class I	2,462,620	2,216,298	3,989,424	3,913,677	18,969,207
Class R	133,367	146,221	379,928	441,535	—
Class R6	—	—	—	—	4,721
Net asset value per share: (C)
Class A	$11.40	$15.57	$13.93	$12.46	$10.07
Class B	11.34	15.22	13.97	12.54	—
Class C	11.30	15.13	13.82	12.36	9.94
Class I	11.42	15.59	13.93	12.46	10.07
Class R	11.49	15.45	13.85	12.39	—
Class R6	—	—	—	—	10.07
Maximum offering price per share: (D)
Class A	$12.06	$16.48	$14.74	$13.19	$10.66

(A) Affiliated investments, at cost	$895,442,727	$1,278,701,122	$2,541,856,251	$1,881,545,011	$358,633,818
(B) Repurchase agreements, at cost	$—	$—	$—	$—	$27,730,984

(C)	Net asset value per share for Class B, C, I, R and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(D)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS

For the year ended October 31, 2015

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Income:
Dividend income from affiliated investments	$23,620,415	$28,308,937	$65,337,662	$50,314,400	$7,736,422
Interest income from repurchase agreements	2,100	—	—	2,956	5,942
Total investment income	23,622,515	28,308,937	65,337,662	50,317,356	7,742,364

Expenses:
Investment advisory fees	954,474	1,572,111	2,973,953	2,096,821	910,602
Distribution and service fees:
Class A	1,028,145	1,846,128	3,280,443	2,204,303	283,862
Class B	299,748	605,741	1,070,220	590,572	—
Class C	4,815,703	7,381,992	14,942,034	11,036,137	1,154,975
Class R	8,931	10,756	26,713	27,479	—
Administration fees	178,840	294,165	556,384	392,436	84,805
Transfer agent fees:
Class A	470,556	1,000,290	1,401,809	885,553	161,008
Class B	41,822	119,659	186,665	91,550	—
Class C	340,417	812,283	1,332,454	810,436	171,390
Class I	32,040	36,478	59,469	50,277	239,809
Class R	3,766	3,935	6,061	4,610	—
Class R6 (A)	—	—	—	—	2
Trustees, CCO and deferred compensation fees	14,435	23,670	44,887	31,700	6,913
Audit and tax fees	20,247	25,732	37,978	30,196	15,921
Custody fees	44,603	58,316	98,532	75,640	16,316
Legal fees	32,318	54,995	103,551	72,578	15,502
Printing and shareholder reports fees	77,990	167,248	284,404	180,895	84,753
Registration fees	81,076	98,431	122,596	105,957	77,647
Other	20,606	30,672	56,614	41,044	17,168
Total expenses	8,465,717	14,142,602	26,584,767	18,728,184	3,240,673
Net investment income (loss)	15,156,798	14,166,335	38,752,895	31,589,172	4,501,691

Net realized gain (loss) on:
Affiliated investments	3,849,514	6,105,774	8,341,189	5,950,595	4,118,285
Distributions from affiliated investments	28,479,408	101,957,402	153,179,075	78,378,659	4,553,937
Net realized gain (loss)	32,328,922	108,063,176	161,520,264	84,329,254	8,672,222

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(40,313,267)	(86,138,579)	(153,286,573)	(93,653,475)	(27,805,366)
Net change in unrealized appreciation (depreciation)	(40,313,267)	(86,138,579)	(153,286,573)	(93,653,475)	(27,805,366)
Net realized and change in unrealized gain (loss)	(7,984,345)	21,924,597	8,233,691	(9,324,221)	(19,133,144)
Net increase (decrease) in net assets resulting from operations	$7,172,453	$36,090,932	$46,986,586	$22,264,951	$(14,631,453)

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$15,156,798	$20,853,206	$14,166,335	$26,159,059	$38,752,895	$52,463,717
Net realized gain (loss)	32,328,922	70,404,366	108,063,176	196,437,273	161,520,264	351,070,591
Net change in unrealized appreciation (depreciation)	(40,313,267)	(37,388,370)	(86,138,579)	(88,766,366)	(153,286,573)	(180,315,618)
Net increase (decrease) in net assets resulting from operations	7,172,453	53,869,202	36,090,932	133,829,966	46,986,586	223,218,690

Distributions to shareholders:
Net investment income:
Class A	(7,950,278)	(10,580,782)	(9,915,304)	(14,307,900)	(23,204,490)	(26,273,816)
Class B	(383,075)	(812,485)	(272,985)	(1,194,204)	(932,469)	(2,094,986)
Class C	(6,124,769)	(9,312,213)	(5,117,524)	(10,343,063)	(15,939,870)	(21,533,259)
Class I	(677,801)	(785,216)	(513,344)	(590,110)	(1,130,441)	(1,128,677)
Class R	(26,361)	(48,442)	(22,590)	(30,933)	(82,139)	(98,754)
Total distributions from net investment income	(15,162,284)	(21,539,138)	(15,841,747)	(26,466,210)	(41,289,409)	(51,129,492)
Net realized gains:
Class A	(28,848,494)	(11,721,482)	(43,817,758)	—	(113,216,850)	—
Class B	(2,471,863)	(1,346,271)	(4,270,754)	—	(10,784,691)	—
Class C	(35,562,504)	(14,311,268)	(45,343,654)	—	(131,892,635)	—
Class I	(2,279,709)	(752,757)	(1,866,569)	—	(4,794,292)	—
Class R	(117,315)	(60,054)	(127,288)	—	(473,869)	—
Total distributions from net realized gains	(69,279,885)	(28,191,832)	(95,426,023)	—	(261,162,337)	—
Total distributions to shareholders	(84,442,169)	(49,730,970)	(111,267,770)	(26,466,210)	(302,451,746)	(51,129,492)

Capital share transactions:
Proceeds from shares sold:
Class A	124,752,347	46,765,241	93,211,059	75,642,243	157,077,291	130,608,420
Class B	593,790	634,432	385,841	990,901	689,016	563,872
Class C	51,727,303	53,402,116	73,639,847	76,340,404	132,894,372	144,779,252
Class I	7,970,255	13,993,421	13,173,712	14,561,078	20,231,715	22,223,234
Class R	485,843	612,792	1,080,257	805,494	2,001,213	2,310,203
	185,529,538	115,408,002	181,490,716	168,340,120	312,893,607	300,484,981
Dividends and distributions reinvested:
Class A	35,170,963	21,166,706	52,080,723	13,853,420	130,967,987	25,163,146
Class B	2,450,386	1,797,570	4,376,939	1,140,415	11,285,142	2,005,501
Class C	34,804,372	19,400,181	44,715,344	9,045,528	128,388,655	18,370,118
Class I	2,299,909	1,187,723	1,945,886	461,995	4,723,885	891,482
Class R	108,838	88,448	140,287	29,451	408,304	75,702
	74,834,468	43,640,628	103,259,179	24,530,809	275,773,973	46,505,949
Cost of shares redeemed:
Class A	(98,788,028)	(111,239,274)	(129,972,746)	(124,103,089)	(227,053,779)	(217,123,310)
Class B	(8,844,496)	(12,279,760)	(8,011,024)	(12,655,179)	(18,711,214)	(23,615,585)
Class C	(101,826,352)	(115,031,694)	(102,381,209)	(109,595,248)	(226,616,935)	(229,199,565)
Class I	(12,460,827)	(11,102,061)	(9,635,942)	(9,348,867)	(19,472,588)	(17,107,825)
Class R	(975,386)	(1,098,433)	(970,237)	(1,372,304)	(2,029,329)	(2,553,264)
	(222,895,089)	(250,751,222)	(250,971,158)	(257,074,687)	(493,883,845)	(489,599,549)
Automatic conversions:
Class A	4,792,743	5,746,807	19,678,226	20,142,083	32,306,534	37,147,865
Class B	(4,792,743)	(5,746,807)	(19,678,226)	(20,142,083)	(32,306,534)	(37,147,865)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	37,468,917	(91,702,592)	33,778,737	(64,203,758)	94,783,735	(142,608,619)
Net increase (decrease) in net assets	(39,800,799)	(87,564,360)	(41,398,101)	43,159,998	(160,681,425)	29,480,579

Net assets:
Beginning of year	996,458,491	1,084,022,851	1,571,297,018	1,528,137,020	3,038,869,316	3,009,388,737
End of year	$956,657,692	$996,458,491	$1,529,898,917	$1,571,297,018	$2,878,187,891	$3,038,869,316
Undistributed (distributions in excess of) net investment income (loss)	$123,277	$124,367	$(5,238,029)	$(3,895,422)	$—	$2,339,344

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	10,849,685	3,815,298	5,913,415	4,795,230	11,170,191	8,845,636
Class B	52,156	52,439	25,006	64,253	48,918	37,984
Class C	4,501,981	4,406,036	4,786,172	4,962,367	9,431,415	9,854,757
Class I	682,855	1,141,969	833,899	921,691	1,425,097	1,502,942
Class R	41,392	50,129	68,326	51,545	142,047	157,610
	16,128,069	9,465,871	11,626,818	10,795,086	22,217,668	20,398,929
Shares reinvested:
Class A	3,076,710	1,757,400	3,353,556	885,203	9,428,941	1,727,049
Class B	215,159	150,337	286,261	74,101	804,932	136,801
Class C	3,067,049	1,624,430	2,943,736	590,054	9,263,251	1,262,551
Class I	200,806	98,362	125,460	29,558	340,829	61,312
Class R	9,436	7,296	9,074	1,890	29,502	5,214
	6,569,160	3,637,825	6,718,087	1,580,806	19,867,455	3,192,927
Shares redeemed:
Class A	(8,500,896)	(9,087,273)	(8,232,407)	(7,838,064)	(16,035,991)	(14,662,458)
Class B	(761,809)	(1,007,718)	(515,478)	(818,362)	(1,305,077)	(1,592,152)
Class C	(8,822,610)	(9,477,142)	(6,645,705)	(7,106,007)	(16,050,402)	(15,555,629)
Class I	(1,066,273)	(906,609)	(611,525)	(591,183)	(1,383,656)	(1,155,934)
Class R	(81,988)	(89,422)	(62,147)	(90,081)	(145,683)	(172,003)
	(19,233,576)	(20,568,164)	(16,067,262)	(16,443,697)	(34,920,809)	(33,138,176)
Automatic conversions:
Class A	411,702	469,638	1,248,620	1,274,213	2,278,528	2,511,305
Class B	(413,855)	(472,173)	(1,273,359)	(1,300,058)	(2,265,586)	(2,503,739)
	(2,153)	(2,535)	(24,739)	(25,845)	12,942	7,566
Net increase (decrease) in shares outstanding:
Class A	5,837,201	(3,044,937)	2,283,184	(883,418)	6,841,669	(1,578,468)
Class B	(908,349)	(1,277,115)	(1,477,570)	(1,980,066)	(2,716,813)	(3,921,106)
Class C	(1,253,580)	(3,446,676)	1,084,203	(1,553,586)	2,644,264	(4,438,321)
Class I	(182,612)	333,722	347,834	360,066	382,270	408,320
Class R	(31,160)	(31,997)	15,253	(36,646)	25,866	(9,179)
	3,461,500	(7,467,003)	2,252,904	(4,093,650)	7,177,256	(9,538,754)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$31,589,172	$35,051,859	$4,501,691	$2,001,488
Net realized gain (loss)	84,329,254	161,295,300	8,672,222	11,190,432
Net change in unrealized appreciation (depreciation)	(93,653,475)	(74,285,780)	(27,805,366)	14,149,480
Net increase (decrease) in net assets resulting from operations	22,264,951	122,061,379	(14,631,453)	27,341,400

Distributions to shareholders:
Net investment income:
Class A	(18,051,641)	(17,678,409)	(881,993)	(1,057,689)
Class B	(679,313)	(1,014,152)	—	—
Class C	(14,901,419)	(15,397,807)	(51,101)	—
Class I	(1,075,845)	(941,395)	(2,694,075)	(1,874,312)
Class R	(101,946)	(90,315)	—	—
Total distributions from net investment income	(34,810,164)	(35,122,078)	(3,627,169)	(2,932,001)
Net realized gains:
Class A	(65,650,537)	(36,688,043)	—	—
Class B	(4,936,113)	(3,757,218)	—	—
Class C	(83,844,846)	(47,158,106)	—	—
Class I	(3,460,467)	(1,691,669)	—	—
Class R	(414,785)	(205,791)	—	—
Total distributions from net realized gains	(158,306,748)	(89,500,827)	—	—
Total distributions to shareholders	(193,116,912)	(124,622,905)	(3,627,169)	(2,932,001)

Capital share transactions:
Proceeds from shares sold:
Class A	197,261,801	98,495,834	15,796,420	34,140,397
Class B	464,768	1,019,018	—	—
Class C	97,892,933	118,467,322	7,427,443	15,008,060
Class I	16,980,947	18,333,301	56,927,692	103,715,160
Class R	1,304,727	1,625,444	—	—
Class R6 (A)	—	—	50,000	—
	313,905,176	237,940,919	80,201,555	152,863,617
Dividends and distributions reinvested:
Class A	79,997,981	51,998,972	832,410	1,006,688
Class B	5,363,406	4,482,498	—	—
Class C	84,319,599	52,659,589	45,273	—
Class I	3,499,736	2,043,595	1,905,161	1,122,594
Class R	467,429	256,684	—	—
	173,648,151	111,441,338	2,782,844	2,129,282
Cost of shares redeemed:
Class A	(228,401,477)	(167,175,344)	(50,461,642)	(115,096,289)
Class B	(11,781,567)	(13,470,886)	—	—
Class C	(177,978,898)	(173,507,616)	(27,183,653)	(35,390,304)
Class I	(15,496,599)	(14,124,096)	(96,235,357)	(84,295,903)
Class R	(1,514,360)	(1,218,096)	—	—
	(435,172,901)	(369,496,038)	(173,880,652)	(234,782,496)
Automatic conversions:
Class A	12,285,594	15,977,700	—	—
Class B	(12,285,594)	(15,977,700)	—	—
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	52,380,426	(20,113,781)	(90,896,253)	(79,789,597)
Net increase (decrease) in net assets	(118,471,535)	(22,675,307)	(109,154,875)	(55,380,198)

Net assets:
Beginning of year	2,162,310,265	2,184,985,572	493,564,361	548,944,559
End of year	$2,043,838,730	$2,162,310,265	$384,409,486	$493,564,361
Undistributed (distributions in excess of) net investment income (loss)	$5,234,692	$8,453,263	$895,050	$20,528

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	15,657,575	7,388,033	1,512,907	3,333,277
Class B	36,238	76,100	—	—
Class C	7,770,201	8,949,086	718,185	1,475,321
Class I	1,341,961	1,377,610	5,442,706	10,030,886
Class R	103,146	122,940	—	—
Class R6 (A)	—	—	4,721	—
	24,909,121	17,913,769	7,678,519	14,839,484
Shares reinvested:
Class A	6,430,702	3,987,651	79,504	98,792
Class B	425,667	340,357	—	—
Class C	6,794,492	4,047,624	4,353	—
Class I	281,783	156,958	182,487	110,274
Class R	37,726	19,760	—	—
	13,970,370	8,552,350	266,344	209,066
Shares redeemed:
Class A	(18,006,581)	(12,518,604)	(4,827,965)	(11,152,254)
Class B	(916,435)	(1,002,370)	—	—
Class C	(14,119,044)	(13,082,379)	(2,636,310)	(3,485,306)
Class I	(1,219,254)	(1,062,340)	(9,293,351)	(8,205,503)
Class R	(119,514)	(91,711)	—	—
	(34,380,828)	(27,757,404)	(16,757,626)	(22,843,063)
Automatic conversions:
Class A	969,888	1,198,031	—	—
Class B	(961,376)	(1,190,974)	—	—
	8,512	7,057	—	—
Net increase (decrease) in shares outstanding:
Class A	5,051,584	55,111	(3,235,554)	(7,720,185)
Class B	(1,415,906)	(1,776,887)	—	—
Class C	445,649	(85,669)	(1,913,772)	(2,009,985)
Class I	404,490	472,228	(3,668,158)	1,935,657
Class R	21,358	50,989	—	—
Class R6 (A)	—	—	4,721	—
	4,507,175	(1,284,228)	(8,812,763)	(7,794,513)

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$12.38	$12.33	$11.73	$11.17	$11.22
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.29	0.27	0.28	0.30
Net realized and unrealized gain (loss)	(0.11)	0.39	0.64	0.55	(0.06)
Total investment operations	0.12	0.68	0.91	0.83	0.24
Distributions:
Net investment income	(0.23)	(0.30)	(0.27)	(0.27)	(0.29)
Net realized gains	(0.87)	(0.33)	(0.04)	—	—
Total distributions	(1.10)	(0.63)	(0.31)	(0.27)	(0.29)
Net asset value, end of year	$11.40	$12.38	$12.33	$11.73	$11.17
Total return (C)	1.07%	5.65%	7.90%	7.55%	2.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$449,574	$416,116	$451,868	$495,444	$489,240
Expenses to average net assets (D)	0.51%	0.53%	0.58%	0.59%	0.62%
Net investment income (loss) to average net assets (B)	1.94%	2.38%	2.30%	2.40%	2.63%
Portfolio turnover rate (E)	11%	26%	6%	20%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$12.32	$12.26	$11.66	$11.11	$11.17
Investment operations:
Net investment income (loss) (A) (B)	0.15	0.21	0.19	0.20	0.24
Net realized and unrealized gain (loss)	(0.12)	0.38	0.63	0.55	(0.07)
Total investment operations	0.03	0.59	0.82	0.75	0.17
Distributions:
Net investment income	(0.14)	(0.20)	(0.18)	(0.20)	(0.23)
Net realized gains	(0.87)	(0.33)	(0.04)	—	—
Total distributions	(1.01)	(0.53)	(0.22)	(0.20)	(0.23)
Net asset value, end of year	$11.34	$12.32	$12.26	$11.66	$11.11
Total return (C)	0.23%	4.96%	7.13%	6.81%	1.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$23,943	$37,192	$52,694	$65,549	$80,696
Expenses to average net assets (D)	1.29%	1.28%	1.29%	1.28%	1.27%
Net investment income (loss) to average net assets (B)	1.31%	1.73%	1.62%	1.78%	2.08%
Portfolio turnover rate (E)	11%	26%	6%	20%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$12.29	$12.24	$11.64	$11.09	$11.16
Investment operations:
Net investment income (loss) (A) (B)	0.15	0.21	0.19	0.20	0.23
Net realized and unrealized gain (loss)	(0.12)	0.38	0.64	0.55	(0.06)
Total investment operations	0.03	0.59	0.83	0.75	0.17
Distributions:
Net investment income	(0.15)	(0.21)	(0.19)	(0.20)	(0.24)
Net realized gains	(0.87)	(0.33)	(0.04)	—	—
Total distributions	(1.02)	(0.54)	(0.23)	(0.20)	(0.24)
Net asset value, end of year	$11.30	$12.29	$12.24	$11.64	$11.09
Total return (C)	0.26%	4.97%	7.24%	6.90%	1.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$453,483	$508,285	$548,471	$584,283	$578,193
Expenses to average net assets (D)	1.22%	1.22%	1.23%	1.22%	1.21%
Net investment income (loss) to average net assets (B)	1.26%	1.69%	1.63%	1.77%	2.04%
Portfolio turnover rate (E)	11%	26%	6%	20%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$12.40	$12.35	$11.75	$11.19	$11.24
Investment operations:
Net investment income (loss) (A) (B)	0.27	0.32	0.30	0.30	0.32
Net realized and unrealized gain (loss)	(0.12)	0.39	0.65	0.56	(0.04)
Total investment operations	0.15	0.71	0.95	0.86	0.28
Distributions:
Net investment income	(0.26)	(0.33)	(0.31)	(0.30)	(0.33)
Net realized gains	(0.87)	(0.33)	(0.04)	—	—
Total distributions	(1.13)	(0.66)	(0.35)	(0.30)	(0.33)
Net asset value, end of year	$11.42	$12.40	$12.35	$11.75	$11.19
Total return	1.33%	5.94%	8.24%	7.87%	2.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,126	$32,814	$28,551	$24,297	$15,067
Expenses to average net assets (C)	0.26%	0.26%	0.26%	0.25%	0.26%
Net investment income (loss) to average net assets (B)	2.28%	2.58%	2.47%	2.58%	2.83%
Portfolio turnover rate (D)	11%	26%	6%	20%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$12.47	$12.41	$11.81	$11.24	$11.29
Investment operations:
Net investment income (loss) (A) (B)	0.21	0.25	0.27	0.26	0.28
Net realized and unrealized gain (loss)	(0.13)	0.40	0.61	0.55	(0.07)
Total investment operations	0.08	0.65	0.88	0.81	0.21
Distributions:
Net investment income	(0.19)	(0.26)	(0.24)	(0.24)	(0.26)
Net realized gains	(0.87)	(0.33)	(0.04)	—	—
Total distributions	(1.06)	(0.59)	(0.28)	(0.24)	(0.26)
Net asset value, end of year	$11.49	$12.47	$12.41	$11.81	$11.24
Total return	0.68%	5.40%	7.61%	7.30%	1.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,532	$2,051	$2,439	$2,589	$2,425
Expenses to average net assets (C)	0.86%	0.82%	0.81%	0.85%	0.90%
Net investment income (loss) to average net assets (B)	1.77%	2.06%	2.21%	2.23%	2.50%
Portfolio turnover rate (D)	11%	26%	6%	20%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$16.35	$15.26	$12.37	$11.49	$11.36
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.32	0.16	0.07	0.07
Net realized and unrealized gain (loss)	0.23	1.08	2.87	0.94	0.11
Total investment operations	0.43	1.40	3.03	1.01	0.18
Distributions:
Net investment income	(0.22)	(0.31)	(0.14)	(0.13)	(0.05)
Net realized gains	(0.99)	—	—	—	—
Total distributions	(1.21)	(0.31)	(0.14)	(0.13)	(0.05)
Net asset value, end of year	$15.57	$16.35	$15.26	$12.37	$11.49
Total return (C)	2.65%	9.30%	24.75%	8.96%	1.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$729,547	$728,850	$693,517	$601,498	$610,951
Expenses to average net assets (D)	0.53%	0.55%	0.62%	0.65%	0.67%
Net investment income (loss) to average net assets (B)	1.26%	2.02%	1.18%	0.56%	0.58%
Portfolio turnover rate (E)	6%	31%	22%	21%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$15.98	$14.91	$12.07	$11.20	$11.09
Investment operations:
Net investment income (loss) (A) (B)	0.10	0.23	0.07	(0.01)	(0.00	)(C)
Net realized and unrealized gain (loss)	0.19	1.03	2.80	0.91	0.11
Total investment operations	0.29	1.26	2.87	0.90	0.11
Distributions:
Net investment income	(0.06)	(0.19)	(0.03)	(0.03)	—
Net realized gains	(0.99)	—	—	—	—
Total distributions	(1.05)	(0.19)	(0.03)	(0.03)	—
Net asset value, end of year	$15.22	$15.98	$14.91	$12.07	$11.20
Total return (D)	1.79%	8.49%	23.83%	8.08%	0.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,506	$73,479	$98,099	$106,594	$140,909
Expenses to average net assets (E)	1.35%	1.34%	1.38%	1.38%	1.36%
Net investment income (loss) to average net assets (B)	0.64%	1.51%	0.51%	(0.12)%	(0.02)%
Portfolio turnover rate (F)	6%	31%	22%	21%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$15.92	$14.88	$12.06	$11.20	$11.09
Investment operations:
Net investment income (loss) (A) (B)	0.08	0.20	0.07	(0.01)	(0.00	)(C)
Net realized and unrealized gain (loss)	0.23	1.06	2.81	0.92	0.11
Total investment operations	0.31	1.26	2.88	0.91	0.11
Distributions:
Net investment income	(0.11)	(0.22)	(0.06)	(0.05)	—
Net realized gains	(0.99)	—	—	—	—
Total distributions	(1.10)	(0.22)	(0.06)	(0.05)	—
Net asset value, end of year	$15.13	$15.92	$14.88	$12.06	$11.20
Total return (D)	1.91%	8.51%	23.95%	8.22%	0.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$716,039	$736,246	$710,928	$629,208	$682,872
Expenses to average net assets (E)	1.26%	1.26%	1.30%	1.29%	1.29%
Net investment income (loss) to average net assets (B)	0.54%	1.32%	0.51%	(0.08)%	(0.00	)%(F)
Portfolio turnover rate (G)	6%	31%	22%	21%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Rounds to less than 0.01% or (0.01)%.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$16.37	$15.28	$12.39	$11.53	$11.39
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.35	0.20	0.10	0.11
Net realized and unrealized gain (loss)	0.25	1.11	2.88	0.94	0.13
Total investment operations	0.48	1.46	3.08	1.04	0.24
Distributions:
Net investment income	(0.27)	(0.37)	(0.19)	(0.18)	(0.10)
Net realized gains	(0.99)	—	—	—	—
Total distributions	(1.26)	(0.37)	(0.19)	(0.18)	(0.10)
Net asset value, end of year	$15.59	$16.37	$15.28	$12.39	$11.53
Total return	2.96%	9.64%	25.21%	9.28%	2.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$34,547	$30,595	$23,052	$17,219	$14,642
Expenses to average net assets (C)	0.26%	0.26%	0.27%	0.25%	0.27%
Net investment income (loss) to average net assets (B)	1.48%	2.19%	1.49%	0.86%	0.93%
Portfolio turnover rate (D)	6%	31%	22%	21%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$16.24	$15.16	$12.27	$11.39	$11.27
Investment operations:
Net investment income (loss) (A) (B)	0.15	0.23	0.13	0.06	0.05
Net realized and unrealized gain (loss)	0.23	1.12	2.86	0.92	0.11
Total investment operations	0.38	1.35	2.99	0.98	0.16
Distributions:
Net investment income	(0.18)	(0.27)	(0.10)	(0.10)	(0.04)
Net realized gains	(0.99)	—	—	—	—
Total distributions	(1.17)	(0.27)	(0.10)	(0.10)	(0.04)
Net asset value, end of year	$15.45	$16.24	$15.16	$12.27	$11.39
Total return	2.29%	9.01%	24.51%	8.76%	1.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,260	$2,127	$2,541	$1,661	$3,722
Expenses to average net assets (C)	0.83%	0.85%	0.84%	0.82%	0.82%
Net investment income (loss) to average net assets (B)	0.93%	1.47%	0.97%	0.52%	0.44%
Portfolio turnover rate (D)	6%	31%	22%	21%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$15.23	$14.39	$12.34	$11.55	$11.59
Investment operations:
Net investment income (loss) (A) (B)	0.24	0.31	0.21	0.16	0.19
Net realized and unrealized gain (loss)	0.05	0.83	2.06	0.80	(0.06)
Total investment operations	0.29	1.14	2.27	0.96	0.13
Distributions:
Net investment income	(0.27)	(0.30)	(0.22)	(0.17)	(0.17)
Net realized gains	(1.32)	—	—	—	—
Total distributions	(1.59)	(0.30)	(0.22)	(0.17)	(0.17)
Net asset value, end of year	$13.93	$15.23	$14.39	$12.34	$11.55
Total return (C)	1.93%	8.01%	18.67%	8.48%	1.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,301,591	$1,319,226	$1,269,265	$1,181,926	$1,186,790
Expenses to average net assets (D)	0.50%	0.52%	0.58%	0.60%	0.62%
Net investment income (loss) to average net assets (B)	1.68%	2.09%	1.60%	1.30%	1.58%
Portfolio turnover rate (E)	7%	33%	19%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$15.23	$14.38	$12.32	$11.50	$11.53
Investment operations:
Net investment income (loss) (A) (B)	0.15	0.23	0.12	0.08	0.12
Net realized and unrealized gain (loss)	0.02	0.79	2.05	0.80	(0.07)
Total investment operations	0.17	1.02	2.17	0.88	0.05
Distributions:
Net investment income	(0.11)	(0.17)	(0.11)	(0.06)	(0.08)
Net realized gains	(1.32)	—	—	—	—
Total distributions	(1.43)	(0.17)	(0.11)	(0.06)	(0.08)
Net asset value, end of year	$13.97	$15.23	$14.38	$12.32	$11.50
Total return (C)	1.11%	7.16%	17.72%	7.73%	0.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$84,073	$133,060	$182,030	$213,032	$283,905
Expenses to average net assets (D)	1.32%	1.30%	1.33%	1.33%	1.31%
Net investment income (loss) to average net assets (B)	1.06%	1.52%	0.94%	0.65%	1.02%
Portfolio turnover rate (E)	7%	33%	19%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$15.12	$14.30	$12.26	$11.47	$11.50
Investment operations:
Net investment income (loss) (A) (B)	0.14	0.21	0.12	0.08	0.12
Net realized and unrealized gain (loss)	0.04	0.82	2.05	0.80	(0.05)
Total investment operations	0.18	1.03	2.17	0.88	0.07
Distributions:
Net investment income	(0.16)	(0.21)	(0.13)	(0.09)	(0.10)
Net realized gains	(1.32)	—	—	—	—
Total distributions	(1.48)	(0.21)	(0.13)	(0.09)	(0.10)
Net asset value, end of year	$13.82	$15.12	$14.30	$12.26	$11.47
Total return (C)	1.16%	7.23%	17.88%	7.74%	0.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,431,708	$1,526,267	$1,506,825	$1,379,454	$1,468,164
Expenses to average net assets (D)	1.23%	1.23%	1.26%	1.25%	1.25%
Net investment income (loss) to average net assets (B)	0.96%	1.39%	0.92%	0.66%	0.99%
Portfolio turnover rate (E)	7%	33%	19%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$15.23	$14.40	$12.36	$11.58	$11.61
Investment operations:
Net investment income (loss) (A) (B)	0.28	0.34	0.24	0.18	0.21
Net realized and unrealized gain (loss)	0.05	0.84	2.06	0.81	(0.03)
Total investment operations	0.33	1.18	2.30	0.99	0.18
Distributions:
Net investment income	(0.31)	(0.35)	(0.26)	(0.21)	(0.21)
Net realized gains	(1.32)	—	—	—	—
Total distributions	(1.63)	(0.35)	(0.26)	(0.21)	(0.21)
Net asset value, end of year	$13.93	$15.23	$14.40	$12.36	$11.58
Total return	2.22%	8.27%	19.00%	8.82%	1.54%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,554	$54,952	$46,067	$34,145	$23,403
Expenses to average net assets (C)	0.25%	0.25%	0.26%	0.25%	0.26%
Net investment income (loss) to average net assets (B)	1.94%	2.30%	1.84%	1.53%	1.74%
Portfolio turnover rate (D)	7%	33%	19%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$15.15	$14.32	$12.28	$11.50	$11.53
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.26	0.19	0.14	0.17
Net realized and unrealized gain (loss)	0.05	0.84	2.04	0.79	(0.04)
Total investment operations	0.25	1.10	2.23	0.93	0.13
Distributions:
Net investment income	(0.23)	(0.27)	(0.19)	(0.15)	(0.16)
Net realized gains	(1.32)	—	—	—	—
Total distributions	(1.55)	(0.27)	(0.19)	(0.15)	(0.16)
Net asset value, end of year	$13.85	$15.15	$14.32	$12.28	$11.50
Total return	1.65%	7.77%	18.46%	8.21%	1.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,262	$5,364	$5,202	$4,965	$5,306
Expenses to average net assets (C)	0.76%	0.75%	0.77%	0.77%	0.77%
Net investment income (loss) to average net assets (B)	1.45%	1.75%	1.42%	1.14%	1.43%
Portfolio turnover rate (D)	7%	33%	19%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$13.56	$13.58	$12.26	$11.60	$11.59
Investment operations:
Net investment income (loss) (A) (B)	0.24	0.27	0.24	0.23	0.26
Net realized and unrealized gain (loss)	(0.06)	0.54	1.34	0.67	(0.02)
Total investment operations	0.18	0.81	1.58	0.90	0.24
Distributions:
Net investment income	(0.28)	(0.27)	(0.26)	(0.24)	(0.23)
Net realized gains	(1.00)	(0.56)	—	—	—
Total distributions	(1.28)	(0.83)	(0.26)	(0.24)	(0.23)
Net asset value, end of year	$12.46	$13.56	$13.58	$12.26	$11.60
Total return (C)	1.32%	6.20%	13.13%	7.95%	2.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$890,270	$899,852	$900,887	$866,505	$877,866
Expenses to average net assets (D)	0.49%	0.52%	0.56%	0.58%	0.61%
Net investment income (loss) to average net assets (B)	1.90%	1.99%	1.89%	1.93%	2.23%
Portfolio turnover rate (E)	10%	27%	21%	22%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report. Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$13.60	$13.61	$12.26	$11.58	$11.55
Investment operations:
Net investment income (loss) (A) (B)	0.16	0.18	0.16	0.15	0.20
Net realized and unrealized gain (loss)	(0.08)	0.52	1.34	0.65	(0.03)
Total investment operations	0.08	0.70	1.50	0.80	0.17
Distributions:
Net investment income	(0.14)	(0.15)	(0.15)	(0.12)	(0.14)
Net realized gains	(1.00)	(0.56)	—	—	—
Total distributions	(1.14)	(0.71)	(0.15)	(0.12)	(0.14)
Net asset value, end of year	$12.54	$13.60	$13.61	$12.26	$11.58
Total return (C)	0.54%	5.32%	12.36%	7.06%	1.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,833	$71,121	$95,350	$115,595	$152,538
Expenses to average net assets (D)	1.30%	1.30%	1.31%	1.31%	1.28%
Net investment income (loss) to average net assets (B)	1.22%	1.32%	1.21%	1.28%	1.69%
Portfolio turnover rate (E)	10%	27%	21%	22%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$13.44	$13.48	$12.17	$11.52	$11.50
Investment operations:
Net investment income (loss) (A) (B)	0.15	0.17	0.15	0.15	0.19
Net realized and unrealized gain (loss)	(0.05)	0.53	1.34	0.66	(0.01)
Total investment operations	0.10	0.70	1.49	0.81	0.18
Distributions:
Net investment income	(0.18)	(0.18)	(0.18)	(0.16)	(0.16)
Net realized gains	(1.00)	(0.56)	—	—	—
Total distributions	(1.18)	(0.74)	(0.18)	(0.16)	(0.16)
Net asset value, end of year	$12.36	$13.44	$13.48	$12.17	$11.52
Total return (C)	0.70%	5.39%	12.37%	7.17%	1.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,051,486	$1,138,082	$1,142,473	$1,069,033	$1,088,747
Expenses to average net assets (D)	1.22%	1.22%	1.24%	1.23%	1.22%
Net investment income (loss) to average net assets (B)	1.18%	1.29%	1.21%	1.28%	1.64%
Portfolio turnover rate (E)	10%	27%	21%	22%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report. Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$13.56	$13.59	$12.28	$11.63	$11.61
Investment operations:
Net investment income (loss) (A) (B)	0.27	0.30	0.28	0.25	0.28
Net realized and unrealized gain (loss)	(0.06)	0.54	1.33	0.68	0.01
Total investment operations	0.21	0.84	1.61	0.93	0.29
Distributions:
Net investment income	(0.31)	(0.31)	(0.30)	(0.28)	(0.27)
Net realized gains	(1.00)	(0.56)	—	—	—
Total distributions	(1.31)	(0.87)	(0.30)	(0.28)	(0.27)
Net asset value, end of year	$12.46	$13.56	$13.59	$12.28	$11.63
Total return	1.60%	6.45%	13.41%	8.26%	2.53%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,780	$47,590	$41,286	$36,572	$26,332
Expenses to average net assets (C)	0.25%	0.25%	0.26%	0.25%	0.26%
Net investment income (loss) to average net assets (B)	2.13%	2.21%	2.17%	2.11%	2.42%
Portfolio turnover rate (D)	10%	27%	21%	22%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
Class R
October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$13.48	$13.52	$12.20	$11.54	$11.53
Investment operations:
Net investment income (loss) (A) (B)	0.21	0.22	0.21	0.20	0.23
Net realized and unrealized gain (loss)	(0.05)	0.55	1.34	0.67	0.00	(C)
Total investment operations	0.16	0.77	1.55	0.87	0.23
Distributions:
Net investment income	(0.25)	(0.25)	(0.23)	(0.21)	(0.22)
Net realized gains	(1.00)	(0.56)	—	—	—
Total distributions	(1.25)	(0.81)	(0.23)	(0.21)	(0.22)
Net asset value, end of year	$12.39	$13.48	$13.52	$12.20	$11.54
Total return	1.17%	5.88%	12.93%	7.72%	2.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,470	$5,665	$4,990	$4,954	$5,314
Expenses to average net assets (D)	0.73%	0.73%	0.76%	0.79%	0.82%
Net investment income (loss) to average net assets (B)	1.67%	1.68%	1.67%	1.71%	2.00%
Portfolio turnover rate (E)	10%	27%	21%	22%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report. Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.50	$10.01	$9.92	$9.68	$9.82
Investment operations:
Net investment income (loss) (A) (B)	0.11	0.05	0.14	0.21	0.15
Net realized and unrealized gain (loss)	(0.47)	0.49	0.14	0.25	(0.23)
Total investment operations	(0.36)	0.54	0.28	0.46	(0.08)
Distributions:
Net investment income	(0.07)	(0.05)	(0.19)	(0.22)	(0.06)
Net asset value, end of year	$10.07	$10.50	$10.01	$9.92	$9.68
Total return (C)	(3.42)%	5.46%	2.89%	4.95%	(0.77)%
Ratio and supplemental data:
Net assets end of year (000’s)	$91,684	$129,568	$200,903	$176,808	$171,567
Expenses to average net assets (D)	0.66%	0.72%	0.72%	0.74%	0.76%
Net investment income (loss) to average net assets (B)	1.06%	0.46%	1.42%	2.19%	1.53%
Portfolio turnover rate (E)	80%	79%	116%	62%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.37		$9.91	$9.82	$9.59	$9.73
Investment operations:
Net investment income (loss) (A) (B)	0.03		(0.03)	0.08	0.14	0.09
Net realized and unrealized gain (loss)	(0.46)		0.49	0.13	0.25	(0.22)
Total investment operations	(0.43)		0.46	0.21	0.39	(0.13)
Distributions:
Net investment income	(0.00	)(C)	—	(0.12)	(0.16)	(0.01)
Net asset value, end of year	$9.94		$10.37	$9.91	$9.82	$9.59
Total return (D)	(4.11)%		4.64%	2.18%	4.21%	(1.35)%
Ratio and supplemental data:
Net assets end of year (000’s)	$101,656		$125,950	$140,309	$142,788	$141,413
Expenses to average net assets (E)	1.42%		1.45%	1.44%	1.41%	1.42%
Net investment income (loss) to average net assets (B)	0.28%		(0.29)%	0.80%	1.47%	0.91%
Portfolio turnover rate (F)	80%		79%	116%	62%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report. Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.52	$10.03	$9.94	$9.70	$9.84
Investment operations:
Net investment income (loss) (A) (B)	0.14	0.08	0.17	0.23	0.15
Net realized and unrealized gain (loss)	(0.47)	0.50	0.15	0.27	(0.19)
Total investment operations	(0.33)	0.58	0.32	0.50	(0.04)
Distributions:
Net investment income	(0.12)	(0.09)	(0.23)	(0.26)	(0.10)
Net asset value, end of year	$10.07	$10.52	$10.03	$9.94	$9.70
Total return	(3.19)%	5.81%	3.25%	5.34%	(0.47)%
Ratio and supplemental data:
Net assets end of year (000’s)	$191,022	$238,046	$207,733	$175,506	$120,465
Expenses to average net assets (C)	0.38%	0.41%	0.39%	0.37%	0.40%
Net investment income (loss) to average net assets (B)	1.31%	0.74%	1.74%	2.37%	1.56%
Portfolio turnover rate (D)	80%	79%	116%	62%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Does not include expenses of the underlying funds in which the Fund invests.
(D)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$10.59
Investment operations:
Net investment income (loss) (B) (C)	0.04
Net realized and unrealized gain (loss)	(0.56)
Total investment operations	(0.52)
Net asset value, end of period	$10.07
Total return	(4.91	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$47
Expenses to average net assets (E)	0.28	%(F)
Net investment income (loss) to average net assets (C)	0.86	%(F)
Portfolio turnover rate (G)	80%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report. Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS

At October 31, 2015

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are a series of the Trust and are listed below. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective November 1, 2013, Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment.

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio	A,B,C,I,R
Transamerica Asset Allocation – Growth Portfolio	A,B,C,I,R
Transamerica Asset Allocation – Moderate Growth Portfolio	A,B,C,I,R
Transamerica Asset Allocation – Moderate Portfolio	A,B,C,I,R
Transamerica Multi-Manager Alternative Strategies Portfolio (A)	A,C,I,R6

(A)	Class R6 commenced operations on May 29, 2015.

Each Fund, a “fund of fund”, invests the majority of its assets among certain affiliated series of the Trust (hereafter referred to as “Underlying Funds”). The financial statements of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with the Funds’ financial statements. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including sales charges, investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Fund’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and their dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and trustees’ and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

1. ORGANIZATION (continued)

these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) for the Funds are from investments in shares of investment companies.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statements of Operations.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2015, is disclosed in the Security Valuation section of each Fund’s Schedule of Investments.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the Underlying Funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2015, if any, are identified in the Schedule of Investments.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2015.

Open repurchase agreements at October 31, 2015, if any, are included within the Schedule of Investments and are reflected as an asset on the Statements of Assets and Liabilities.

6. AFFILIATES AND AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC is both an affiliate and a sub-adviser of Transamerica Multi-Manager Alternative Strategies Portfolio.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the investment companies in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

All of the portfolio holdings in the Funds are considered affiliates. Interest, dividends, realized and unrealized gains (losses), if any, are broken out on the Statements of Operations.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: Each Fund pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following breakpoints and rates:

Fund	Rate
Transamerica Asset Allocation – Conservative Portfolio	0.10%
Transamerica Asset Allocation – Growth Portfolio	0.10
Transamerica Asset Allocation – Moderate Growth Portfolio	0.10
Transamerica Asset Allocation – Moderate Portfolio	0.10
Transamerica Multi-Manager Alternative Strategies Portfolio
First $500 million	0.20
Over $500 million up to $1 billion	0.19
Over $1 billion	0.18

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual limits.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Transamerica Asset Allocation – Conservative Portfolio	0.45%	March 1, 2016
Transamerica Asset Allocation – Growth Portfolio	0.45	March 1, 2016
Transamerica Asset Allocation – Moderate Growth Portfolio	0.45	March 1, 2016
Transamerica Asset Allocation – Moderate Portfolio	0.45	March 1, 2016
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55	March 1, 2016

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

There are no amounts available for recapture by TAM as of October 31, 2015.

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I and Class R6.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2015, underwriter commissions received by TCI from the various sales charges are as follows:

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Transamerica Asset Allocation – Conservative Portfolio
Class A	$749,129	$301
Class B	—	8,298
Class C	—	28,207
Transamerica Asset Allocation – Growth Portfolio
Class A	1,844,439	330
Class B	—	17,659
Class C	—	49,946
Transamerica Asset Allocation – Moderate Growth Portfolio
Class A	2,804,608	14,684
Class B	—	22,192
Class C	—	78,390
Transamerica Asset Allocation – Moderate Portfolio
Class A	1,755,597	1,734
Class B	—	9,669
Class C	—	52,867
Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	129,418	10,726
Class C	—	8,897

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS at an annual fee of 0.0225% on daily ANA. Prior to August 1, 2015, the Funds paid TFS at an annual fee of 0.0175% on daily ANA. The Legal fees included within the Statements of Assets and Liabilities and Statements of Operations represent expenses paid for external legal services.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Transfer agent fees paid and the amounts due to TFS for the year ended October 31, 2015 are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Transamerica Asset Allocation – Conservative Portfolio	$29,884	$2,373
Transamerica Asset Allocation – Growth Portfolio	32,735	2,857
Transamerica Asset Allocation – Moderate Growth Portfolio	55,208	4,671
Transamerica Asset Allocation – Moderate Portfolio	46,933	4,086
Transamerica Multi-Manager Alternative Strategies Portfolio	226,239	16,644

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, CCO and deferred compensation fees within the Statements of Assets and Liabilities. Balances prior to December 1, 2014, are paid by TAM. For the year ended October 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Transamerica Asset Allocation – Conservative Portfolio	$102,287,876	$156,227,866
Transamerica Asset Allocation – Growth Portfolio	86,991,909	179,607,571
Transamerica Asset Allocation – Moderate Growth Portfolio	212,907,384	444,738,796
Transamerica Asset Allocation – Moderate Portfolio	218,827,540	375,567,281
Transamerica Multi-Manager Alternative Strategies Portfolio	312,874,242	329,733,261

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sale loss deferrals, liquidating trust basis adjustment, and late year ordinary loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to liquidating trust basis adjustment and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Transamerica Asset Allocation – Conservative Portfolio	$—	$4,396	$(4,396)
Transamerica Asset Allocation – Growth Portfolio	—	332,805	(332,805)
Transamerica Asset Allocation – Moderate Growth Portfolio	—	197,170	(197,170)
Transamerica Asset Allocation – Moderate Portfolio	—	2,421	(2,421)
Transamerica Multi-Manager Alternative Strategies Portfolio	—	—	—

At October 31, 2015, the Funds had no capital loss carryforwards available to offset future realized gains.

During the year ended October 31, 2015, the capital loss carryforwards utilized or expired are listed below. Funds not listed in the table below do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Transamerica Multi-Manager Alternative Strategies Portfolio	$450,907

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

	2015 Distributions Paid From			2014 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Transamerica Asset Allocation – Conservative Portfolio	$19,226,852	$65,215,317	$—	$21,539,138	$28,191,832	$—
Transamerica Asset Allocation – Growth Portfolio	15,841,747	95,426,023	—	26,449,323	16,887	—
Transamerica Asset Allocation – Moderate Growth Portfolio	41,254,683	261,197,063	—	51,129,492	—	—
Transamerica Asset Allocation – Moderate Portfolio	47,047,198	146,069,714	—	35,122,078	89,500,827	—
Transamerica Multi-Manager Alternative Strategies Portfolio	3,627,169	—	—	2,932,001	—	—

As of October 31, 2015, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Asset Allocation – Conservative Portfolio	$171,729	$—	$32,129,041	$—	$—	$—	$57,957,436
Transamerica Asset Allocation – Growth Portfolio	—	—	108,644,368	—	(5,238,029)	—	243,970,962
Transamerica Asset Allocation – Moderate Growth Portfolio	—	—	163,229,312	—	—	—	326,441,370
Transamerica Asset Allocation – Moderate Portfolio	5,234,692	—	86,628,479	—	—	—	155,659,917
Transamerica Multi-Manager Alternative Strategies Portfolio	895,050	—	6,143,810	—	—	—	(2,735,899)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, and Transamerica Multi-Manager Alternative Strategies Portfolio (five of the funds of the Transamerica Funds collectively known as “the “Funds”), including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years and periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 24, 2015

Transamerica Funds	Annual Report 2015

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2015, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Transamerica Asset Allocation – Conservative Portfolio	$3,994,911
Transamerica Asset Allocation – Growth Portfolio	15,841,747
Transamerica Asset Allocation – Moderate Growth Portfolio	24,424,194
Transamerica Asset Allocation – Moderate Portfolio	11,984,380
Transamerica Multi-Manager Alternative Strategies Portfolio	1,546,148

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Transamerica Asset Allocation – Conservative Portfolio	17%
Transamerica Asset Allocation – Growth Portfolio	100
Transamerica Asset Allocation – Moderate Growth Portfolio	45
Transamerica Asset Allocation – Moderate Portfolio	20
Transamerica Multi-Manager Alternative Strategies Portfolio	31

For tax purposes, the long-term capital gain designations for the year ended October 31, 2015 are as follows:

Fund	Long-Term Capital Gain Designation
Transamerica Asset Allocation – Conservative Portfolio	$65,215,317
Transamerica Asset Allocation – Growth Portfolio	95,426,023
Transamerica Asset Allocation – Moderate Growth Portfolio	261,197,063
Transamerica Asset Allocation – Moderate Portfolio	146,069,714
Transamerica Multi-Manager Alternative Strategies Portfolio	—

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Foreign Source Income	Foreign Taxes
Transamerica Asset Allocation – Conservative Portfolio	$1,181,525	$130,439
Transamerica Asset Allocation – Growth Portfolio	6,124,309	671,864
Transamerica Asset Allocation – Moderate Growth Portfolio	8,853,536	973,664
Transamerica Asset Allocation – Moderate Portfolio	4,355,458	482,034
Transamerica Multi-Manager Alternative Strategies Portfolio	985,023	108,976

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Transamerica Funds	Annual Report 2015

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 9-10, 2015, the Board considered the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) between each of the following funds (each a “Portfolio” and collectively the “Portfolios”) and Transamerica Asset Management, Inc. (“TAM”):

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Moderate Portfolio
Transamerica Asset Allocation – Growth Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio

For the Portfolios listed in the left-hand column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement” and, together with each Investment Advisory Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right-hand column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Portfolio	Sub-Adviser
Transamerica Asset Allocation – Conservative Portfolio	Morningstar Associates LLC
Transamerica Asset Allocation – Growth Portfolio	Morningstar Associates LLC
Transamerica Asset Allocation – Moderate Growth Portfolio	Morningstar Associates LLC
Transamerica Asset Allocation – Moderate Portfolio	Morningstar Associates LLC
Transamerica Multi-Manager Alternative Strategies Portfolio	Aegon USA Investment Management, LLC

Following its review and consideration, the Board determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2016. Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including, to the extent applicable, information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Trustees also considered information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser.

The Board also considered the continuous and regular investment advisory and other services provided by TAM for the portion of the investment advisory fee it retains after payment of the sub-advisory fee for each Portfolio. The Board noted that the investment advisory and other services include the design, development and ongoing review and evaluation of each Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolios; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolios; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolios’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; and ongoing cash management services. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolios, oversees the services provided by the funds’ administrator, custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Transamerica Funds	Annual Report 2015

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Board considered the short- and longer-term performance, as applicable, of each Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Portfolio’s benchmark(s), in each case for various trailing periods ended December 31, 2014.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 10-year period and in line with the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was in line with the median for its peer universe for the past 3- and 10-year periods and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was in line with the median for its peer universe for the past 1-, 3- and 10-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class A Shares of the Portfolio was above its primary benchmark for the past 3- and 5-year periods and below its primary benchmark for the past 1-year period. The Board also noted that Aegon USA Investment Management, LLC had commenced subadvising the Portfolio on May 1, 2014, but that the portfolio management team had remained the same.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided or procured by TAM and provided by the Sub-Advisers, the Board concluded that TAM and each Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the applicable Portfolio’s investment objectives, policies and strategies and that is competitive with other investment companies.

Investment Advisory and Sub-Advisory Fees and Total Expense Ratios

The Board considered the investment advisory fee and total expense ratio of each Portfolio, including information provided by Lipper comparing the investment advisory fee and total expense ratio of each Portfolio to the investment advisory fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, the portion of a Portfolio’s investment advisory fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual investment advisory fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight and Lipper, each an independent provider of information, and TAM, as applicable. The Board also gave consideration to the fact that each Portfolio indirectly bears the fees and expenses of the underlying funds in which the Portfolio invests.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Portfolio’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2015

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Portfolio’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Portfolio’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Portfolio’s contractual investment advisory fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the Portfolio’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the investment advisory and sub-advisory fees to be received by TAM and the Sub-Advisers under each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Portfolio and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM) and are paid by TAM and not the applicable Portfolio. As a result, for those Portfolios not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Portfolio. For the Portfolio sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into TAM’s profitability analysis for the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolios benefited from any economies of scale. The Board considered each Portfolio’s investment advisory fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolios through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the investment advisory fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Transamerica Funds	Annual Report 2015

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Portfolios

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Portfolios. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Portfolios and that TAM believes that any use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Portfolios. The Board also noted that certain Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of each Investment Advisory Agreement and Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2015

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 181 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

				181	Director, Massachusetts Fidelity Trust Company (2014 – present)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	181	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	181	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast Florida (1998 – 1999);	181	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	181	N/A
Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	181	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);	181	N/A

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	181	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	181	Operation
PAR, Inc.
(2008 –
present);

West Central
Florida
Council –
Boy Scouts
of America
(2008 –

2013);
Remember
Honor
Support, Inc.
(non-profit
organization)
(2013 –
present)

Board
Member,
WRH
Income
Properties,
Inc. (real
estate)
(2014 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2015

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2015

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2015

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2015

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Open Funds

Annual Report

October 31, 2015

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2015

Table of Contents (continued)

Transamerica Funds	Annual Report 2015

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of each of your Funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. Slow but steady growth remained the state of the U.S. economy over the last 12-month period. As with the year prior, the economy took a brief pause in the first calendar quarter of 2015 during the coldest winter months, however, it recovered to higher levels of growth in the second and third quarters. U.S. employment continued to experience steady gains over the past year, and consumer spending also increased in part due to lower gas prices.

Interest rates remained low by historical standards with the 10-year Treasury maintaining a range between about 1.60% and 2.50%. Investors remained focused on when the U.S. Federal Reserve (“Fed”) would finally increase the Federal Funds Rate from the near-zero level it has maintained since late 2008. As of this writing, the Fed has yet to take action in raising rates.

Energy markets were a source of volatility in the period, as oil prices declined and energy company earnings came under pressure. In the early summer months, concerns once again emerged regarding a potential Greece debt default and exit from the euro, however, ultimately a new bailout was implemented, averting such outcomes. By late August, China had replaced Greece as the main source of angst for investors, as economic growth slowed in the world’s most populous country, forcing the government’s hand at weakening their currency and taking other stimulative measures aimed at reinvigorating growth. These strains and uncertainty led to the first broad stock market correction—defined as a decline of more than 10%—in approximately four years. By the end of the fiscal year on October 31, 2015, however, most broad market indexes had rebounded enough to erase the majority of the losses.

For the 12-month period ending October 31, 2015, the S&P 500® returned 5.20% while the MSCI EAFE Index, representing international developed market equities, gained 0.37%. During the same period, the Barclays U.S. Aggregate Bond Index returned 1.96%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period that ended on October 31, 2015. Commodity prices declined significantly, with oil falling approximately 50%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were among the hardest hit. In the second half of the period, the world’s two largest economies – the U.S. and China – dominated the landscape. Investors generally expected the U.S. Federal Reserve (“Fed”) to tighten monetary policy in September, but it kept short-term rates unchanged due to global economic and market turbulence that was triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets. Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Bond Class I2 returned (1.31)%. By comparison, its benchmark, the Barclays U.S. Government/Credit Index, returned 1.72%.

STRATEGY REVIEW

Within the Fund, out-of-benchmark sectors were significant detractors from excess return as non-dollar, convertibles and high yield sectors were limited by security selection. Holdings in the Brazilian real, Mexican peso, Australian dollar, Indian rupee and Philippine peso hurt relative return, primarily due to the continued strength of the U.S. dollar and the fall in commodity prices. Selected energy as well as metals and mining names within the convertibles and equity allocations also detracted from relative performance. High yield corporates, which represented over 25% of the Fund, limited excess performance. Exposure to high yield industrials detracted the most, due to security selection. Metals and mining bonds were some of the largest laggards, as the industry was directly impacted by the decline in commodity prices. Investor risk sentiment drove U.S. Treasury yields lower during the year, leading to positive total returns. As a result, a significant underweight to the sector, combined with a shorter-than-benchmark duration stance, weighed on relative performance. Our investment grade allocation generated negative absolute return and detracted from relative performance. Security selection within industrials was the main driver of underperformance as energy and metals and mining names again weighed on returns. Investment grade financial and utility holdings proved beneficial to absolute and relative performance due primarily to selected banking and electric issues. Securitized assets boosted the Fund’s performance during the period, as fundamentals continued to improve across the securitized complex.

Given our view that steady pace of U.S. economic growth should support risk assets, we maintained exposure to corporate bonds. We view the investment grade and high yield markets as having been distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations. We believe the U.S. is in the later stages of a credit cycle expansion, and as a result, we maintained a modest bias toward higher-quality credits. Gradual Fed hikes could keep the cost of capital low and extend this phase. We believe that risk profiles in non-U.S. markets will continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. interest rates. Going forward, we are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

During the year, the Fund utilized derivatives. These positions detracted from performance.

Daniel J. Fuss, CFA

Matthew J. Eagan, CFA

Elaine M. Stokes

Co-Portfolio Managers

Loomis, Sayles & Company, L.P.

Transamerica Funds	Annual Report 2015

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class I2 (NAV)	(1.31)%	5.60%	7.04%		01/03/2007
Barclays U.S. Government/Credit Index (A)	1.72%	3.09%	4.71%
Class R6 (NAV)	N/A	N/A	(3.17	)% (B)	05/29/2015

(A) The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Funds	Annual Report 2015

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Despite pockets of volatility, U.S. equities gained modestly over the year ended October 31, 2015. Although its pace was uneven, the U.S. economy continued to grow, fueling speculation that the U.S. Federal Reserve (“Fed”) would likely begin raising its main policy interest rate during 2015. However, low inflation levels, a temporary soft patch in the U.S. economy and weakening economies abroad kept the Fed from making any rate adjustments in the first 10 months of the year. Uncertainty about the Fed’s timeline contributed to volatility throughout the period. In addition, China’s economy was particularly worrisome to investors during this period, as it continued to slow despite numerous stimulus measures. Equity markets worldwide sold off sharply in August when the Chinese government announced a surprise devaluation of its currency. However, U.S. stocks rallied in October, recovering earlier losses.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Capital Growth Class A returned 6.77%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 9.18%.

STRATEGY REVIEW

The investment team looks for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

The Fund underperformed its benchmark during the year ended October 31, 2015. The consumer staples and health care sectors were the main detractors from relative performance during the period.

Stock selection in consumer staples was unfavorable, as disappointing results from a position in leading single-serve coffee provider Keurig Green Mountain, Inc. weighed on performance. The company’s poor execution around the launch of its 2.0 coffee brewer has resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage has also disappointed investors. Relative underperformance in the health care sector was led by a holding in Illumina, Inc., a leading genetic testing and analysis developer. The stock had performed strongly earlier in the period but declined sharply in October on weaker-than-expected results, due to softness in its European and Asian businesses.

Positive contributors to relative performance included both stock selection and an overweight in the consumer discretionary sector. Amazon.com, Inc. was the top contributor in the sector and the overall portfolio for this period. Its shares advanced after the company reported very strong quarterly results, which beat Wall Street estimates and were characterized by accelerating revenue growth and profit margin leverage.

The Fund also benefited from its lack of exposure to the energy sector, the Russell 1000® Growth Index’s worst performing sector for the period. Similarly, the Fund’s minimal exposure to the industrials sector, another underperforming sector in the Fund’s benchmark, was advantageous to relative results, although our stock selection in the sector slightly detracted.

During the year, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Funds	Annual Report 2015

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	0.89%	14.04%	14.64%	11/13/2009
Class A (NAV)	6.77%	15.34%	15.74%	11/13/2009
Russell 1000® Growth Index (A)	9.18%	15.30%	15.09%
Class B (POP)	0.72%	14.31%	14.86%	11/13/2009
Class B (NAV)	5.72%	14.43%	14.86%	11/13/2009
Class C (POP)	4.98%	14.60%	15.01%	11/13/2009
Class C (NAV)	5.98%	14.60%	15.01%	11/13/2009
Class I (NAV)	7.07%	15.82%	16.67%	11/30/2009
Class I2 (NAV)	7.19%	N/A	19.01%	09/30/2011

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Concentrated Growth

(unaudited)

MARKET ENVIRONMENT

Positive returns over the course of the Fund’s fiscal year do not paint a complete picture of markets that became increasingly volatile as the year progressed. Concerns regarding the evolution of U.S. Federal Reserve (“Fed”) policy, a strong U.S. dollar, the collapse of energy prices, weakness in key emerging economies such as China, and reduced corporate profit expectations kept investors cautious. The third quarter, in particular, served as a rude awakening after years of relatively steady market appreciation. Volatility jumped to levels not seen since the financial crisis and equities delivered their worst returns in four years. While it is overly simplistic to point to a single cause, events in China played a major part in roiling the markets. The deteriorating economic data from the world’s second largest economy, a heavy-handed devaluation of the yuan, and the prospect of global currency wars contributed to higher volatility. Coupled with ongoing uncertainty around the Fed’s hesitation, investors grew increasingly concerned about global growth. In the current environment, there is little tolerance for uncertainty. Given the challenges of the appreciation of the U.S. dollar by roughly 15% over the past 12 months, the 45% decline in the price of oil, and the rebalancing of developing economies, markets remain susceptible to higher volatility.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Concentrated Growth Class I returned 3.95%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 9.18%.

STRATEGY REVIEW

The Fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and quality focus. Our investment philosophy is that selective investments in diverse growth businesses with superior operating and financial characteristics generate excess returns with below-market risk. We believe risk is systematically mispriced, and that a focus on low volatility in underlying business fundamentals improves the probability of generating attractive returns over time.

The primary cause of the Fund’s underperformance was an allocation to energy, which averaged 9.42% for the period compared to the benchmark’s average weight of 3.27%. While the portfolio’s allocation to the sector was relatively modest, declines were severe enough to adversely impact performance. In contrast to the impact of the portfolio’s energy holdings, stock selection in the information technology sector was positive. Top contributors for the period included Fiserv, Inc., BioMarin Pharmaceutical, Inc. and Alphabet, Inc. Principal detractors included Cabot Oil & Gas Corp., Medivation, Inc. and FMC Corp. (no longer held at year end).

Uncertainty is a dominant agent of change in the market. The inevitable evolution of the Fed’s monetary policy will continue to be a source of increased volatility. Our position with respect to market volatility is consistent; we view it as a fundamental risk, but also a source of opportunity to upgrade portfolio holdings. Stock prices fluctuate far more than company fundamentals. During these periods, we look to reduce exposure to investments that have more fundamental risks and reallocate capital to higher quality investments at more reasonable prices. We are encouraged by the level of innovation, operating efficiencies, and effective capital management demonstrated by current portfolio holdings. We have found these attributes to produce attractive returns over time, regardless of macroeconomic conditions.

Beyond volatility, we note a constructive investment environment characterized by low inflation, low input costs, improving employment, and remarkable innovation, particularly in health care and information technology. Interest rates remain low, balance sheets are healthy, and mergers and acquisitions have been trending higher. In contrast, valuations are full, earnings growth is low, and the historic rise of the U.S. dollar is a significant headwind for multi-national corporations and exporters. In summary, it is a balanced, but dynamic environment.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Transamerica Funds	Annual Report 2015

Transamerica Concentrated Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(1.88)%	1.29%	03/01/2014
Class A (NAV)	3.81%	4.79%	03/01/2014
Class C (POP)	2.02%	4.01%	03/01/2014
Class C (NAV)	3.02%	4.01%	03/01/2014
Class I (NAV)	3.95%	12.54%	12/31/2010
Russell 1000® Growth Index (A)	9.18%	14.27%
Class I2 (NAV)	4.11%	5.13%	03/01/2014

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Dividend Focused

(unaudited)

MARKET ENVIRONMENT

U.S. stocks posted moderately positive returns in an increasingly uncertain and volatile investment environment. One contributing factor was the continued divergence in economies, interest rates, and currencies between the U.S. and the rest of the world. Despite uneven economic data, the U.S. still generated stronger growth than most other regions of the globe, prompting the U.S. Federal Reserve (“Fed”) to contemplate raising short-term interest rates sometime in 2015. However, the Fed held rates steady through the reporting period amid a lack of domestic inflation and sluggish growth outside the U.S. In particular, weaker-than-expected economic data in China rippled out to other emerging economies and led to a surprise devaluation of the Chinese yuan. Despite the heightened market volatility, stocks finished the 12-month period on an upbeat note, pushing the market into modestly positive territory overall.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Dividend Focused Class A returned 0.32%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 0.53%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. These inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased in the portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality companies. We seek companies with profitability and earnings growth greater than the market. Emphasizing discounted valuations and high dividend yields provides a measure of protection in down markets, as well as participation in improving economic cycles, in our view.

The Fund performed in line with its value benchmark for the 12 months ending October 31, 2015. Industrial holdings were the largest contributors to performance. Underweighting combined with selection in the poorly performing energy sector also positively contributed to relative performance. The top five contributing stocks included Southwest Airlines Co. (+35%), Target Corp. (+28%), Altria Group, Inc. (+31%), CRH PLC (+25%), and Honeywell International, Inc. (+10%).

Underweighting and holdings within financials and information technology were the greatest detractors. Also detracting were health care holdings; however, overweighting the sector lessened some of the negative total effect. The five largest individual detractors were American Express Co. (-17%), ConocoPhillips (-22%), Wal-Mart Stores, Inc. (-23%), Gap, Inc. (-26%) and BP PLC (-13%).

In the benchmark, the largest detractors were from sectors with the largest profit declines (energy and materials). But most stocks experienced meaningful declines, which has been a healthy adjustment to valuations throughout the market. Despite the Chinese economic slowdown and currency and commodity price gyrations, the U.S. remains on solid economic footing. U.S corporate profits, margins, share repurchases, and dividends paid remain near all-time highs. Additionally, low unemployment, record personal income, and a strong housing market provide an additional boost to the domestic economy, as 70% of U.S. Gross Domestic Product is comprised of consumer spending. Importantly, the recent stock market correction creates opportunities for patient, long-term active investors like Barrow, Hanley, Mewhinney & Strauss, LLC.

Ray Nixon, Jr.

Brian Quinn, CFA

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Funds	Annual Report 2015

Transamerica Dividend Focused

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(5.21)%	10.10%		01/04/2013
Class A (NAV)	0.32%	12.32%		01/04/2013
Russell 1000® Value Index (A)	0.53%	13.73%
Class C (POP)	(1.58)%	11.41%		01/04/2013
Class C (NAV)	(0.62)%	11.41%		01/04/2013
Class I (NAV)	0.49%	12.51%		01/04/2013
Class I2 (NAV)	0.52%	12.62%		01/04/2013
Class R6 (NAV)	N/A	(2.79	)% (B)	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. ADRs involve the same risks as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Dynamic Allocation

(formerly, Transamerica Tactical Rotation)

(unaudited)

MARKET ENVIRONMENT

The market environment from May 4, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. Measured from May 4, 2015 to October 31, 2015, the S&P 500® returned (0.32)% while the Russell 2000® Index and the MSCI EAFE Index returned (4.74)% and (6.18)% respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.23%. Over the period there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union. Ultimately, Greece was able to restructure its debt and remain in the European Union. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. At one point on August 24, the Dow Jones Industrial Average was down 1,000 points intraday. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to conclude that China would not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve interest rate hike also overshadowed markets.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Dynamic Allocation Class A returned 0.91%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica Dynamic Allocation Blended Benchmark (“Blended Benchmark”), returned 4.49%, and 1.44%, respectively.

The Blended Benchmark is comprised of the Russell 1000® Index (50%), the Barclays Global Aggregate Index ex U.S. (15%), the Barclays U.S. Aggregate Bond Index (15%), the MSCI All Country World Index ex-U.S. (10%) and the Russell 2000® Index (10%).

STRATEGY REVIEW

The Fund invests primarily in exchange-traded funds that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to help protect the portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for giving up some of the potential upside in rising and oscillating markets.

One of these strategies, Dynamic Risk Management, involves systematically raising the allocation to cash in response to rising volatility and declines in the value of the portfolios equity allocation, and then lowering the allocation to cash as volatility falls and the value of the equity allocation rises. This strategy seeks to protect the investor from extended and severe market drawdowns.

The other risk management strategy, Event Risk Management, involves the continuous use of put options on the S&P 500® to provide additional protection against a sudden decline in the stock market. This strategy tends to help the Fund’s relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but it detracts from relative performance when the stock market is rising (since puts tend to fall when the underlying index is rising).

Since May 4, 2015, the Fund underperformed its benchmark. The majority of the deviation from the Fund’s benchmark was due to the application of the Dynamic Risk Management strategy. We began increasing its cash allocation due to a sharp volatility spike in late August. The allocation to cash continued through September as the markets continued to decline. The Fund decreased its cash allocations as markets rose in October and was fully invested by October 9. This movement to cash negatively affected returns as the Fund was not able to fully participate in October’s rebound.

The Fund’s Event Risk Management strategy added significant value in August and September, but lagged overall as volatility was low in the other months. The Fund has performed as expected given the market environment. We believe it is well positioned to deliver on its objective of providing exposure to markets while providing protection against extended and severe drawdown periods.

During the year, the Fund used derivatives. These positions detracted from performance.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

Transamerica Dynamic Allocation

(formerly, Transamerica Tactical Rotation)

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(4.62)%	5.82%	10/31/2012
Class A (NAV)	0.91%	7.82%	10/31/2012
Russell 3000® Index (A)	4.49%	16.13%
Transamerica Dynamic Allocation Blended Benchmark (B) (C) (D) (E) (F) (G)	1.44%	9.63%
Class C (POP)	(0.79)%	7.01%	10/31/2012
Class C (NAV)	0.15%	7.01%	10/31/2012
Class I (NAV)	1.15%	8.12%	10/31/2012

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica Dynamic Allocation Blended Benchmark is composed of the following benchmarks: 50% Russell 1000® Index; 15% Barclays Global Aggregate Index; ex U.S. 15% Barclays U.S. Aggregate Bond Index; 10% MSCI All Country World Index ex-U.S. and 10% Russell 2000® Index.

(C) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The Barclays Global Aggregate Index ex-U.S. is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Exchange-Traded Funds (“ETF”) generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s share may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Transamerica Funds	Annual Report 2015

Transamerica Dynamic Income

(formerly, Transamerica Tactical Income)

(unaudited)

MARKET ENVIRONMENT

The market environment from May 4, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. Measured from May 4, 2015 to October 31, 2015, the S&P 500® returned (0.32)% while the Russell 2000® Index and the MSCI EAFE Index returned (4.74)% and (6.18)% respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.23%. Over the period there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union. Ultimately, Greece was able to restructure its debt and remain in the European Union. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. At one point on August 24, the Dow Jones Industrial Average was down 1,000 points intraday. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to conclude that China would not experience a sudden and significant slowdown. Throughout the period, fears of the first Federal Reserve interest rate hike also overshadowed markets.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Dynamic Income Class A returned (4.78)%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the iBoxx $ Liquid High Yield Index and the Transamerica Dynamic Income Blended Benchmark (“Blended Benchmark”), returned (2.49)% and 1.27%, respectively.

The Blended Benchmark is comprised of iBoxx $ Liquid High Yield Index (40%), the Barclays U.S. Aggregate Bond Index (30%), and the S&P 500® (30%).

STRATEGY REVIEW

Designed to generate income at a balanced risk level over a full market cycle, the Fund seeks income across diversified sources and seeks to balance exposure to multiple risk factors. Over the short term, these risk factors can be correlated, but we believe that over a full market cycle having a broad exposure to different risk factors will help mitigate drawdown risk.

Since inception, the Fund underperformed its composite benchmark due in part to greater focus on income than its benchmark or category. During this period, income-generating securities struggled, given movements in interest rates. The Fund’s exposure to the energy sector through its holdings in high dividend exchange-traded funds (“ETFs”) and master limited partnerships (“MLPs”) also detracted as these securities performed poorly during the period. The Fund’s allocation to the Alerian MLP ETF was the largest detractor on both an absolute and relative basis. We still believe this holding will benefit investors over long-term market cycles based on its income and correlation characteristics.

The Fund’s sub-asset class allocations within equities was responsible for the majority of the underperformance, while it benefited from its sub-asset class exposure on the bond side. On the equity side, the largest detractor, as previously mentioned, was the Alerian MLP ETF. The largest individual detractor on the bond side was the Market Vectors J.P. Morgan EM Local Currency Bond ETF. Helping the on the bond side was the Fund’s exposure to the iShares 20+ Year Treasury Bond ETF and Vanguard Long-Term Bond Index ETF.

The Fund does not invest in derivatives directly.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

Transamerica Dynamic Income

(formerly, Transamerica Tactical Income)

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(9.28)%	2.15%	10/31/2011
Class A (NAV)	(4.78)%	3.40%	10/31/2011
iBoxx $ Liquid High Yield Index (A)	(2.49)%	5.44%
Transamerica Dynamic Income Blended Benchmark (A) (B) (C) (D)	1.27%	7.54%
Class C (POP)	(6.43)%	2.62%	10/31/2011
Class C (NAV)	(5.53)%	2.62%	10/31/2011
Class I (NAV)	(4.56)%	3.64%	10/31/2011

(A) The iBoxx $ Liquid High Yield Index is comprised of U.S. dollar-denominated high yield liquid corporate bonds.

(B) The Transamerica Dynamic Income Blended Benchmark is composed of the following benchmarks: 40% iBoxx $ Liquid High Yield Index, 30% Barclays U.S. Aggregate Bond Index, and 30% S&P 500®.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Exchange-Traded Funds (“ETF”) generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s share may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments and the relatively small size and lesser liquidity of the markets. Investments in high yield bonds (‘junk bonds’) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

Over the past 12 months, the landscape for emerging market debt has struggled. Commodity prices declined rapidly, investors questioned the stability of global growth, and the U.S. Federal Reserve remained poised to hike interest rates for the first time since their last hike in the end of 2006, leading to emerging market assets, specifically local currency assets, to suffer badly over the past fiscal year. The stronger U.S. dollar environment that began at the end of 2014 continued throughout 2015, leading emerging markets currencies to dramatically depreciate as currency valuations attempt to buffer domestic economies from the slowdown in both global consumption and Chinese demand. For example, the Brazilian real dropped over 30% in the past 12 months, as the country struggled on both the political and fiscal front. Lower assets linked to the underlying commodity weakness have traded down aggresively as the market struggled with the issuer’s ability to survive in today’s price environment. Russian assets rebounded from the stress points that occurred in late 2014, when the currency weakness was acute and front loaded, allowing current account and trade dynamics to remain in balance despite the macroeconomic challenges. Only late in the period did trade and current account data respond to the massive currency weakness, which provided support for asset prices.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Emerging Markets Debt Class A returned (6.30)%, excluding any sales charges. By comparison, its benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned (0.50)%.

STRATEGY REVIEW

The Fund underperformed the J.P. Morgan Emerging Markets Bond Index Global, as its diversified approach to asset allocation hurt returns. Local currency exposure underperformed all other emerging market asset classes and was the Fund’s largest detractor to both absolute and relative returns. In the U.S. dollar side of the Fund, security selection in lower quality corporates and a slight bias away from owning European duration exposure also weighed on returns.

Exposure to local currency debt ranged from 19%-35% and spent most of the year between 19%-25%. Although this percentage was at the low end of the Fund’s historical range, almost any non-U.S. dollar exposure generated negative returns, as central banks allowed currency weakness to do their heavy lifting and help correct the balance of trade shifts occurring due to the rapid decline in commodity prices. Currency hedging helped offset some of the negative movement within the local currency bucket, but it was not enough to compensate for the entire allocation.

From a credit perspective, the willingness to increase Russian corporate risk early in 2015 served the Fund well, with those assets being the best performers. We increased our Russian exposure by close to 3% across names like Lukoil and Gazprom as currency weakness offset the negative move in commodity prices and allowed many of the Russian-domciled energy companies to maintain the cost advantage versus global competitors. On the negative side, Brazilian corporate exposure assets hurt performance. Our ownership of both lower quality in the Brazilian telecommunications sector and exposure to investment grade commodity producers based in the country weighed on returns. One bright spot was investments in the Brazilian beef industry, which benefited from the continued depreciation of the Brazilian real and their focus on the export market.

On the U.S. dollar sovereign side, adding exposure in Russia and remaining invested in Slovenia helped returns. The European Central Bank’s launch of its quantitative easing program helped investment grade sovereign in Europe to outperform and Russian soverign risk rebounded from the lows of December 2014 and January 2015. We added roughly 2% of Russian sovereign risk during the first few months of 2015, and those were the best performers within the U.S. dollar sovereign portion of the portfolio. Adding to front-end exposure in Belarus, Ecuador and Argentina generated positive returns as all of the governments refinanced the upcoming maturities. On the negative side, our exposure in Latin American countries like Brazil and Venezuela detracted from returns as the former suffered from political gridlock and the latter from the continued slide in oil prices.

The Fund’s derivative exposure is limited to the use of currency forwards and interest rate futures. The use of both derivatives provided positive attribution for the Fund.

Scott Moses, CFA

Todd Howard, CFA

Co-Portfolio Managers

Logan Circle Partners, LP

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(10.78)%	3.06%		08/31/2011
Class A (NAV)	(6.30)%	4.28%		08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	(0.50)%	4.82%
Class C (POP)	(7.92)%	3.56%		08/31/2011
Class C (NAV)	(7.02)%	3.56%		08/31/2011
Class I (NAV)	(6.03)%	4.63%		08/31/2011
Class I2 (NAV)	(5.86)%	4.73%		08/31/2011
Class R6 (NAV)	N/A	(3.71	)% (B)	05/29/2015

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waiver and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. Debt investing is subject to credit risk, inflation risk, and interest rate risk.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Equity

(unaudited)

MARKET ENVIRONMENT

While the overall global economy appears to be making slow progress, emerging markets were volatile and negative over the last 12 months. Of course, we need to keep reminding ourselves that volatility creates opportunity – as valuations become distorted, fear and greed play a larger than normal role and investors over and underreact to news.

Outside the U.S., many central banks are still in the early stages of easing. U.S. Federal Reserve (“Fed”) policy remains accommodative and even when the Fed finally does begin raising rates, we believe the process will be gradual and global monetary policy should remain supportive for equities. There is concern that any heavy-handed tightening by the Fed could trigger a larger scale ‘taper tantrum’ as investors pull their money away from emerging markets and return it to higher-yielding U.S. assets.

While growth in China is slowing, it is the second largest economy in the world, and it is still growing faster than the U.S. As with any sector or country going through an inflection point, the situation in China is complicated and it is important to remember that the country has limited experience navigating and managing capital markets. The various steps the country’s leadership have taken to control the market decline may stabilize prices temporarily, without permitting the deep sell-off that could provide a solid foundation for a market bottom. An important question going forward is whether the market decline will have an impact on the economy.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Emerging Markets Equity Class A returned (16.17)%, excluding any sales charges. By comparison, its benchmark, the MSCI Emerging Markets Index, returned (14.22)%.

STRATEGY REVIEW

The Fund continues to be positioned in line with our overall philosophy. ClariVest Asset Management LLC employs a strategy of aggressively identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this aggressive strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to the benchmark.

The Fund underperformed its benchmark this fiscal year. An overweight in utilities detracted from performance, while an underweight in energy and an overweight in health care contributed to performance. On a country level, overweights in Brazil and Turkey hurt performance, while an underweight in Colombia helped.

Individual detractors included Banco Bradesco SA, a Brazilian banking and insurance company, and Sasol, Ltd., a South African oil and gas company. Banco Bradesco SA sold off along with other Brazilian stocks due to recession concerns as well as S&P’s downgrade of Brazil’s sovereign debt to junk status. Sasol, Ltd. traded lower primarily due to falling energy prices.

Top stock contributors included China Communications Construction Co., Ltd., a Chinese transportation infrastructure company, and Pegatron Corp., a Taiwan-based IT hardware manufacturing company. China Communications Construction Co., Ltd. helped performance as it benefited from increased infrastructure spending by the Chinese government and from an overseas expansion of its engineering and construction businesses. Pegatron Corp. outperformed in part due to robust demand for the iPhone 6, for which it is a key assembler.

As is almost always the case, even in markets that are facing challenges, there will be individual companies that are thriving, and who may very well be a great investment now because of the cynicism around their area of the world. Perhaps now more than ever, a focus on good stock selection and solid macro risk control is critical. It is our opinion that emerging market equities have been, and continue to be, an important, long-term, core investment from a strategic perspective. Timing the correct entry point is difficult, if not impossible.

David R. Vaughn, CFA

Stacey Nutt

Alex Turner, CFA

Priyanshu Mutreja, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(20.81)%	(5.41)%	04/30/2012
Class A (NAV)	(16.17)%	(3.88)%	04/30/2012
MSCI Emerging Markets Index (A)	(14.22)%	(2.26)%
Class C (POP)	(17.56)%	(4.52)%	04/30/2012
Class C (NAV)	(16.73)%	(4.52)%	04/30/2012
Class I (NAV)	(15.89)%	(3.57)%	04/30/2012
Class I2 (NAV)	(15.74)%	(3.47)%	04/30/2012

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

(unaudited)

MARKET ENVIRONMENT

The market environment for the year ending October 31, 2015 has consisted of continued speculation on when the U.S. Federal Reserve will increase interest rates. Geopolitical tensions have been mounting, but the domestic economy appears to be approaching the data targets for a rate increase. At this point it’s anybody’s guess as we continue to live in a low-yield environment. In the meantime, we have seen yields on the 10-year Treasury reach a high of 2.48% and low of 1.64%. Looking back, we started the fiscal year at 2.34% and ended at 2.14% with market noise in between. Even with rates at historic lows, Treasury bonds are still one of the top-yielding developed nation bonds. We are seeing a cycle of worldwide quantitative easing. Analyzing the correlation between the muni-to-Treasury yield ratio, municipals (“munis”) traded at 95% of the yield of 10-year Treasuries at the end of the period. At this level, and above 100%, we view munis as becoming attractive relative to Treasuries, encouraging investor cross over. We believe many investors are sitting on the sidelines with cash and are risking the opportunity cost of not being invested.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Enhanced Muni Class A returned 4.37%, excluding any sales charges. By comparison, its benchmark, the Barclays Managed Money Intermediate (1-17 Year) Index, returned 2.75%.

STRATEGY REVIEW

The Fund, which is positioned slightly short of its index as measured by duration, has generally favored higher coupon bonds designed to decrease interest rate sensitivity in the form of lower duration and increased cash flow that may be reinvested at higher yields. The Fund is also highly diversified with over 800 holdings. We have remained nimble during the low-rate environment by taking advantage of bond swaps and market inefficiencies. Many of our positions are available for opportunistic selling with an emphasis on active management and achieving total return.

During the last year, the tobacco sector tightened considerably, driving Fund outperformance. As of period end, the Fund held about 2.75% of the sector, with Buckeye Tobacco Settlement Financing Authority and Golden State Tobacco Securitization Corp. as the largest positions. The sector has contributed to 0.14% of the Fund’s performance. Investors have been hungry for yield and thus risk assets. Positive recent developments for tobacco bonds including a rise in shipments and a recent settlement in New York regarding the master settlement agreement that released $550 million out of escrow contributed to outperformance. We saw some market underperformance in lease revenue bonds, but overall was negligible. Long-dated, low-coupon holdings have generally lagged the market; hence, during the last year, the fund has swapped out many for more favorable bond structures.

We have seen record supply from municipalities refinancing their debt in an effort to take advantage of low yields while they last. Total supply is up almost 30% as of the end of October but new capital is only up nearly 7%. These statistics represent a disproportionate amount of refunding debt for 2015, up almost 50% year over year. We expect to see even more supply come online toward the end of year, partly from the sale resumption of State and Local Government Series Securities (“SLGS”). This will help smaller issuers refinance debt through the purchase of SLGS for their advance refunding escrows. Previously issuers had to purchase open market Treasuries, which proved difficult. We can draw the correlation that paper is moving around, but new projects are not being built. Muni fund flows have remained soft all year, standing at $5 billion as of the end of October, 75% off of last year’s levels. As the fear of rising rates looms, investors can be quick to redeem their funds. Periods of rate stability can be correlated with positive inflows.

In market environments with low yields and high supply, we have remained selective in the credits we purchase. There has been high competition in deals, which has led to a tight new issue market. We have focused on security selection, sector selection, and credit research to reinforce performance. We took advantage of the tight new issue market by reoffering many positions in the secondary market for opportunistic trades. Headline risk in names such as Puerto Rico, New Jersey, and Illinois has caused outflows in some muni funds causing short-term pricing inefficiencies. At times, the Fund may be overweight or underweight particular maturities/state/issuer because the market has tightened up.

Given the current market environment we have taken a tactical approach to the yield curve. We do not look to replicate an index but rather focus on picking spots where we see relative value. If a particular maturity band appears mispriced to us, we deploy cash aiming to take advantage of this inefficiency.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	1.02%	5.61%	10/31/2012
Class A (NAV)	4.37%	6.79%	10/31/2012
Barclays Managed Money Intermediate (1-17 Year) Index (A)	2.75%	2.46%
Class C (POP)	2.70%	6.12%	10/31/2012
Class C (NAV)	3.70%	6.12%	10/31/2012
Class I (NAV)	4.59%	6.92%	10/31/2012

(A) The Barclays Managed Money Intermediate (1-17 Year) Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rate changes generally have a greater effect on long-term bond prices. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2015 began with optimistic forecasts of an acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices declined and remained at low levels, energy companies cut back on exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports. In the end, domestic economic growth came in at 2%, a slowdown from the 2.90% growth rate in the 2014 fiscal year.

Despite the unexpected slowdown, the U.S. led the developed world in economic growth. Japan and the eurozone continued to try to jumpstart their economies by engaging in quantitative easing. The real growth scare this year came from the emerging markets; the end of the commodity cycle exposed misallocated capital and larger underlying structural shifts. In the face of these facts, the U.S. Federal Reserve left the federal funds rate unchanged, and the yield on the bellwether 10-year U.S. Treasury declined.

The Barclays U.S. Aggregate Bond Index generated a 12-month total return of 1.96%, led by the more interest rate-sensitive index components like Treasuries, as well as mortgage-backed securities, which benefited from improving conditions in U.S. property markets. With Treasury yields declining, the differential or spread between Treasury and corporate yields widened, causing corporate bonds and agency securities to underperform.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Flexible Income Class A returned 0.56%, excluding any sales charges. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.96%.

STRATEGY REVIEW

The Fund underperformed its benchmark. We believed (and still do) that rising interest rates posed the largest risk to investors. To mitigate that risk, we underweighted the rate-sensitive Treasury and agency mortgage-backed security asset classes. However, these market segments were among the best-performing when interest rates fell, and the underexposure detracted from relative performance versus the benchmark.

Because of our concerns about interest rate risk – and to capture additional yield – we overweighted high yield and investment grade corporate bonds, asset-backed securities (“ABS”) and commercial MBS (“CMBS”), with mixed results. As anticipated, these investments generated strong current income. Our ABS, CMBS and investment grade corporate holdings also chalked up positive total returns despite the widening of yield spreads.

In ABS, decreasing supply helped to support prices. So, too, did the performance of the underlying collateral (i.e., loans) as consumers continued to pay their debts. CMBS benefited from the strength of U.S. real estate markets. Our investment grade holdings were focused on intermediate-term debt from financial institutions, which generally fared better than industrial and utility bonds for two reasons: financial institutions have strengthened their balance sheets since the financial crisis, and they are less vulnerable to changing oil prices.

The single largest detractor from performance relative to the benchmark was our high yield exposure. With defaults at low levels and yields above 6%, we believed that the high yield sector (excluding most energy companies) offered attractive opportunities. We continue to believe that but pared back the Fund’s exposure modestly in response to market volatility.

Brian W. Westhoff, CFA

Matthew Buchanan, CFA

Brad Doyle

James K. Schaeffer, Jr.

Doug Weih, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(4.20)%	3.90%	4.36%		06/29/1987
Class A (NAV)	0.56%	4.92%	4.87%		06/29/1987
Barclays U.S. Aggregate Bond Index (A)	1.96%	3.03%	4.72%
Class B (POP)	(5.26)%	3.84%	4.25%		10/01/1995
Class B (NAV)	(0.39)%	4.01%	4.25%		10/01/1995
Class C (POP)	(1.23)%	4.15%	4.17%		11/11/2002
Class C (NAV)	(0.26)%	4.15%	4.17%		11/11/2002
Class I (NAV)	0.84%	5.20%	6.57%		11/30/2009
Class I2 (NAV)	0.83%	5.28%	5.36%		11/08/2004
Class R6 (NAV)	N/A	N/A	(0.79	)% (B)	05/29/2015

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

The 12-month period through October 31, 2015 began with optimistic forecasts of an acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices declined and remained at low levels, energy companies cut back on exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports. In the end, domestic economic growth came in at 2%, a slowdown from the 2.90% growth rate in the 2014 fiscal year.

Despite the unexpected slowdown, the U.S. led the developed world in economic growth. Japan and the eurozone continued to try to jumpstart their economies by engaging in quantitative easing. The real growth scare this year came from the emerging markets; the end of the commodity cycle exposed misallocated capital and larger underlying structural shifts. In the face of these facts, the U.S. Federal Reserve left the federal funds rate unchanged, and the yield on the bellwether 10-year U.S. Treasury declined.

The Barclays U.S. Aggregate Bond Index generated a 12-month total return of 1.96%, led by the more interest rate-sensitive index components like Treasuries, as well as mortgage-backed securities, which benefited from improving conditions in U.S. property markets. With Treasury yields declining, the differential or spread between Treasury and corporate yields widened, causing corporate bonds and agency securities to underperform.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Floating Rate Class A returned 2.73%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 0.81%.

STRATEGY REVIEW

The Fund outperformed its benchmark during the fiscal year. The largest driver of outperformance stemmed from the Fund’s positioning and security selection within the energy sector. Ongoing weakness and volatility in the commodities market continued to put downward pressure on energy-related companies. The Fund’s underweight position to the worst performing sector bolstered performance.

Favorable security selection was a positive contributor to outperformance as the Fund’s holdings outpaced the benchmark constituents. Security selection was especially strong within industrials – primarily the basic industry, energy, and consumer cyclicals – as well as the utilities sector. Security selection was weaker within financials, transportation and technology.

Although security selection within consumer cyclicals was positive, the Fund’s overweight allocation to this sector was the largest detractor from relative performance as consumer cyclicals held up better than most during the fiscal year. Other sectors that detracted from performance included communications and transportation.

John Bailey, CFA

Jason Felderman, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(2.10)%	(0.01)%	10/31/2013
Class A (NAV)	2.73%	2.45%	10/31/2013
Credit Suisse Leveraged Loan Index (A)	0.81%	2.27%
Class C (POP)	0.99%	1.70%	10/31/2013
Class C (NAV)	1.98%	1.70%	10/31/2013
Class I (NAV)	2.66%	2.56%	10/31/2013
Class I2 (NAV)	2.99%	2.73%	10/31/2013

(A) Credit Suisse Leveraged Loan is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in high-yield bond (“junk bonds”) funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds	Annual Report 2015

Transamerica Global Bond

(unaudited)

MARKET ENVIRONMENT

The market environment remains challenging for global fixed income investors. Two variables in particular continued to weigh on return potential for global fixed income assets: systemically low interest rates and a persistently strong U.S. dollar. Interest rates are likely to stay depressed due to low global growth, weakening inflation trends and bond purchases by the two of the largest central banks within the index, the European Central Bank and the Bank of Japan. The monetary policies of both of these foreign central banks is in opposition to a more hawkish and less accommodative stance by the U.S. Federal Reserve (“Fed”). This divergence has contributed to a significant move in the trade-weighted dollar, which has, in turn, weighed down non-dollar asset returns. The biggest moves for the U.S. dollar occurred against countries that are known as commodity exporters. Most notably was the movement for the New Zealand dollar, the Australian dollar and the Brazilian real which were all down by more than 18% over the period.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Global Bond Class A returned (7.07)%, excluding any sales charges. By comparison, its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index, returned (6.19)%.

STRATEGY REVIEW

The Fund underperformed its benchmark. The absolute return over the year was negative due to dollar appreciation against all major currencies over the course of the year. Within local currency portfolios, there are two primary drivers of returns: interest rate exposure and foreign currency exposure. Our portfolios did well from an interest rate perspective and poorly from a local currency perspective.

Within our interest rate exposure, we had an overweight position in U.S. Treasuries, Canadian government bonds, New Zealand government debt and European peripheral debt. Our bias when looking at fixed income assets globally is to own steeper curves and higher real rates. Given the trend in inflation and decreasing rates of global growth, we desired to own fixed income assets that had potential for further easing or where the real yield was sufficiently accommodative. The bond positions mentioned above were funded by a dramatic underweight in Japanese government debt. With negative real yields in Japan and uncertain monetary policy, we felt the risk/reward for investors in Japanese bonds was unfavorable.

Detracting from returns were rate positions in emerging markets such as Uruguay, Brazil and Colombia, wherein rates moved significantly higher as risk reduction within emerging markets fueled capital outflows leading to higher rates. From a currency perspective the year was very challenging. While the dollar was strong versus all currencies, the dispersion of returns between G-10 countries and emerging markets was massive. Similarly, the dispersion of returns between commodity exporters and commodity importers was equally dramatic. For example, over this period of time the Brazilian real was down 35%, whereas the Japanese yen was down only 9.7%. The result of such discrepancies between developed and developing and commodity exporters versus importers is that our exposures in high real yielding countries such as Norway, Mexico, New Zealand and Brazil, while relatively small, detracted significantly from returns.

As we look forward to 2016 we may likely be in an environment where we start to see some dollar weakness, given the magnitude of the move we have seen since mid-2011. A weaker dollar likely bodes well for global fixed income assets producing positive total returns. For the dollar to weaken, the global economy may need to gradually improve. An improving global economy may support global inflation dynamics and should start the recycling of dollars back into higher growth economies globally.

During the year, the Fund used derivatives. Derivative use consisted solely of currency forwards and they contributed positively to returns during the year.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

Logan Circle Partners, LP

Transamerica Funds	Annual Report 2015

Transamerica Global Bond

(unaudited)

                                    [CHART]

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(11.48)%	(7.50)%	03/01/2014
Class A (NAV)	(7.07)%	(4.76)%	03/01/2014
Citigroup Non-U.S. Dollar World Government Bond Index (A)	(6.19)%	(5.86)%
Class C (POP)	(8.65)%	(5.46)%	03/01/2014
Class C (NAV)	(7.73)%	(5.46)%	03/01/2014
Class I (NAV)	(6.79)%	(4.53)%	03/01/2014
Class I2 (NAV)	(6.78)%	(4.46)%	03/01/2014

(A) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. Fixed income investing is subject to credit risk, inflation risk, and interest rate risk.

Transamerica Funds	Annual Report 2015

Transamerica Global Equity

(unaudited)

MARKET ENVIRONMENT

The last 12 months have been challenging for global equity investors, with the weakest earnings growth since recession-impacted 2009, resulting in market returns of about zero, with the MSCI All Country World Index down 0.03%. Earnings have been crimped by continued low energy prices, which have not only hurt oil and gas producers, but also impacted suppliers to that sector, including steel and some industrials. Outside of energy, we have also seen weakness across a broad array of commodities, including copper, platinum, silver, gold, wheat, corn and soybeans, and agricultural, some of which have dropped significantly in the last year.

Despite outsized weakness in key sectors, markets were resilient owing to strength that has been concentrated in the consumer staples, consumer discretionary, information technology and health care sectors. These sectors were either beneficiaries or had neutral exposure to declining fuel and commodity prices and thus had the strongest earnings growth during the last year.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Global Equity Class A returned 0.63%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCl All Country World Index Net and MSCI World Index ex-U.S., returned (0.03)% and (1.36)%, respectively.

STRATEGY REVIEW

We entered 2015 with views that: 1) energy prices would stay lower for longer, 2) much of the world was challenged for growth, including emerging markets, 3) low rates had driven up the price/earnings ratios of some companies – typically in the consumer staples sector that were being utilized as potential fixed income substitutes. Given this environment, we structured the Fund with a “barbell” approach: some deep value as well some growth stocks in an effort to build a portfolio that was underweight consumer staples and many other traditional “growth at a reasonable price” type of companies.

Given our view, we reduced the Fund’s energy exposure beginning in the fall of 2014, and increased its weighting in companies that typically have benefited from lower energy costs – including electric utilities, airlines and other travel-related plays. We kept zero exposure to Latin America while concentrating our emerging markets holdings in oil importers, such as China and South Korea.

We added companies in early 2015 that we believed would benefit from low rates and signs of potential stability in the eurozone. We also added a couple of technology and consumer-related stocks in China in early 2015, sectors that appear to have strong growth prospects there.

The Fund outperformed its benchmark, led by holdings in utilities and telecommunication services. For the defensive part of the Fund, we preferred utilities and telecoms to consumer staples based on our finding more compelling situations in these sectors. Two stocks in Japan, Nippon Telegraph & Telephone Corp. and Kansai Electric Power Co., Inc., were new buys during the year and provided positive attribution.

Travel-related stocks Royal Caribbean Cruises, Ltd., Class A, United Airlines (no longer held at year end), Southwest Airlines Co., and Ctrip.com International, Ltd. also contributed. While we see travel as a sector that will likely grow faster than global gross domestic product for many years, these stocks received an extra boost from lower energy prices throughout the year that helped keep demand for travel high.

Our underweight and holdings in consumer staples weighed the most on performance. Individual sector detractors included Wal-Mart Stores, Inc. (no longer held at year end), Darling International, Inc. (no longer held at year end), and CVS Health Corp. We believe this sector is fully priced and expect to be underweight unless better opportunities present themselves. Our holdings in health care and energy also detracted.

On a country basis, our lack of exposure in Australia and Brazil as well as underweight in Canada contributed. Detractors included our holdings in the U.S. and the U.K.

We were pleased to have outperformed in a challenging market environment where a handful of winners dominated the investment landscape.

David P. Harris, CFA

Jimmy C. Chang, CFA

Co-Portfolio Managers

Rockefeller & Co., Inc.

Transamerica Funds	Annual Report 2015

Transamerica Global Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(4.86)%	2.67%	2.34%		03/01/2006
Class A (NAV)	0.63%	3.84%	2.94%		03/01/2006
MSCI All Country World Index Net (A)	(0.03)%	7.68%	4.70%
MSCI World Index ex-U.S. (B)	(1.36)%	4.70%	3.26%
Class B (POP)	(5.09)%	2.86%	2.32%		03/01/2006
Class B (NAV)	(0.09)%	3.04%	2.32%		03/01/2006
Class C (POP)	(1.09)%	3.11%	2.24%		03/01/2006
Class C (NAV)	(0.09)%	3.11%	2.24%		03/01/2006
Class I (NAV)	0.99%	4.21%	5.77%		11/30/2009
Class I2 (NAV)	1.08%	N/A	(0.99)%		09/04/2014
Class R6 (NAV)	N/A	N/A	(3.87	)% (C)	05/29/2015

(A) The MSCI All Country World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(C) Not annualized

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2015

Transamerica Growth

(unaudited)

MARKET ENVIRONMENT

Weak energy prices, a strong U.S. dollar and slowing economic growth in China were key influences on the global economic landscape in the past year. The U.S. remained the strongest of the major global economies. The U.S. Federal Reserve (“Fed”) ended its quantitative-easing program in December, signaling confidence in the health of U.S. economic activity and labor market conditions. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These challenges, combined with uncertainty about the timing and pace of anticipated monetary tightening in the U.S., contributed to continued volatility in global financial markets.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Growth Class I2 returned 12.30%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 9.18%.

STRATEGY REVIEW

The Fund uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors. Consumer discretionary stocks across a range of industries contributed significantly to the Fund’s performance. In Internet retail, Amazon.com, Inc. benefited, as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. On-demand streaming media network NetFlix, Inc.’s strong subscriber growth reflected the appeal of the company’s original programming. We believe a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

In restaurants, Starbucks Corp.’s strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. We believe the company has demonstrated its ability to devise innovative new platforms in order to keep its new product pipeline strong. In apparel, Nike, Inc. generated impressive earnings, revenue, and gross margins on the strength of its execution and brand around the world and across product categories.

In information technology, Facebook, Inc., Class A and Google (now Alphabet, Inc.) made strong gains. Internet-based social platform Facebook, Inc., Class A successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications improved. We believe that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. We like its solid competitive position, strong advertising revenue, and YouTube monetization opportunities.

Another technology holding, Alibaba Group Holding, Ltd. detracted from performance. One of the world’s largest e-commerce companies with dominant positions in several Chinese markets, it was hurt by transitional challenges posed by changes in keyword search and the migration to mobile-device-based transactions. We believe that the company’s initiatives related to these issues target them effectively and that Alibaba Group Holding, Ltd. offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

Slowing global growth affected the industrials and commodities sectors broadly. In industrials, Canadian Pacific Railway, Ltd. (no longer held at year end) was hurt by lower volumes of a variety of commodities being shipped on its rail line. Oil equipment and services provider Schlumberger, Ltd. was pressured as falling energy prices caused its customers to curtail planned spending.

Health care companies have been strong positive contributors to portfolio return for several years; we trimmed or eliminated select positions as our investment theses were realized. We continue to own a number of companies that are developing novel therapies for blood disorders, cancer, macular degeneration, and other serious conditions. With the current focus on drug pricing, it has become increasingly important for companies to have truly innovative products in their development pipelines. Holdings with promising development programs that performed well include Incyte Corp., Regeneron Pharmaceuticals, Inc., Class A, Celgene Corp. and Bristol-Myers Squibb Co.

Transamerica Funds	Annual Report 2015

Transamerica Growth

(unaudited)

STRATEGY REVIEW (continued)

Another health care position, Illumina, Inc. fell on disappointing financial results and lowered forecasts. The company has benefited from building demand for its next-generation gene-sequencing technology. Innovative applications of the technology in user end markets are early in development, but preliminary results have shown enough promise to be worthy of further research.

Michael A. Del Balso

Blair A. Boyer

Spiros “Sig” Segalas

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Funds	Annual Report 2015

Transamerica Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class I2 (NAV)	12.30%	15.69%	8.59%		11/15/2005
Russell 1000® Growth Index (A)	9.18%	15.30%	8.84%
Class R6 (NAV)	N/A	N/A	3.22	% (B)	05/29/2015

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Growth Opportunities

(unaudited)

MARKET ENVIRONMENT

Despite pockets of volatility, U.S. equities gained modestly over the 12 months ended October 31, 2015. Although its pace was uneven, the U.S. economy continued to grow, fueling speculation that the U.S. Federal Reserve (“Fed”) would likely begin raising its main policy interest rate during 2015. However, low inflation levels, a temporary soft patch in the U.S. economy and weakening economies abroad kept the Fed from making any rate adjustments in the first 10 months of the year. Uncertainty about the Fed’s timeline contributed to volatility throughout the period. In addition, China’s economy was particularly worrisome to investors during this period, as it continued to slow despite numerous stimulus measures. Equity markets worldwide sold off sharply in August when the Chinese government announced a surprise devaluation of its currency. However, U.S. stocks rallied in October, recovering earlier losses.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Growth Opportunities Class A returned (10.56)%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 4.94%.

STRATEGY REVIEW

The investment team looks for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

The Fund underperformed its benchmark due largely to unfavorable stock selection. The information technology sector was the largest detractor from relative performance over the period. Global communications platform company Twitter, Inc. was the biggest drag on performance in the sector and third largest in the Fund. In July, the company reported results in line with expectations; however, user growth weighed on investor sentiment. The timeline to appoint a new CEO also remained an overhang on the stock.

Stock selection in the consumer discretionary sector also hampered relative performance, primarily due to a holding in branded apparel and accessories retailer Michael Kors Holdings, Ltd. Currency headwinds and lower tourism volumes in North America and Europe hindered the company’s same-store sales growth, which weighed on the stock’s price.

Relative losses in the consumer staples sector were led by leading single-serve coffee provider Keurig Green Mountain, Inc. The stock was also the largest detractor in the Fund. The company’s poor execution around the launch of its 2.0 coffee brewer has resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage also disappointed investors.

The Fund’s relative performance fared better in the energy and financial sectors. Energy was the worst performing sector in the index during the period, and the Fund’s minimal exposure to energy stocks was advantageous. (We eliminated the Fund’s only energy position during the period.) The Fund’s holding in financial stock MSCI, Inc., Class A. was the Fund’s top contributor to performance during the period. MSCI, Inc., Class A. provides a suite of performance, risk management, and corporate governance products globally. The shares advanced on news that a large activist shareholder is pushing for changes at the company to create value.

During the year, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Funds	Annual Report 2015

Transamerica Growth Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(15.50)%	5.74%	5.15%	03/01/2000
Class A (NAV)	(10.56)%	6.94%	5.76%	03/01/2000
Russell Midcap® Growth Index (A)	4.94%	14.10%	9.08%
Class B (POP)	(15.24)%	5.98%	5.18%	03/01/2000
Class B (NAV)	(11.37)%	6.11%	5.18%	03/01/2000
Class C (POP)	(12.05)%	6.18%	5.04%	11/11/2002
Class C (NAV)	(11.27)%	6.18%	5.04%	11/11/2002
Class I (NAV)	(10.17)%	7.48%	10.62%	11/30/2009
Class I2 (NAV)	(10.05)%	7.67%	6.39%	11/15/2005

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The 12-month period through October 31, 2015 began with optimistic forecasts of an acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices declined and remained at low levels, energy companies cut back on exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports. In the end, domestic economic growth came in at 2%, a slowdown from the 2.90% growth rate in the 2014 fiscal year.

Despite the unexpected slowdown, the U.S. led the developed world in economic growth. Japan and the eurozone continued to try to jumpstart their economies by engaging in quantitative easing. The real growth scare this year came from the emerging markets; the end of the commodity cycle exposed misallocated capital and larger underlying structural shifts. In the face of these facts, the U.S. Federal Reserve (“Fed”) left the federal funds rate unchanged, and the yield on the bellwether 10-year U.S. Treasury declined.

The Barclays U.S. Aggregate Bond Index generated a 12-month total return of 1.96%, led by the more interest rate-sensitive index components like Treasuries, as well as mortgage-backed securities, which benefited from improving conditions in U.S. property markets. With Treasury yields declining, the differential or spread between Treasury and corporate yields widened, causing corporate bonds and agency securities to underperform.

PERFORMANCE

For the year ended October 31, 2015, Transamerica High Yield Bond Class A returned (1.11)%, excluding any sales charges. By comparison, its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned (1.92)%.

STRATEGY REVIEW

The Fund outperformed its benchmark during the fiscal year due to both strong security selection and favorable allocation relative to its benchmark. Throughout the year, the Fund was positioned in-line with our key themes: underweight the global cyclical sectors, overweight U.S.-focused sectors and credits, and defensive positioning with respect to ratings allocation (i.e., underweight CCC-rated credits, overweight Bs and underweight BBs).

From a ratings perspective, CCCs contributed the most to outperformance given the Fund’s underweight position to the worst-performing rating category. Strong security selection in CCC also added to relative returns. Security selection within B-rated credits was also a meaningful contributor to outperformance. The BB-rated securities detracted from performance as security selection was less favorable. We were also underweight to this outperforming rating category.

At the sector level, the most significant driver of outperformance was the result of favorable security selection within and underweight allocation in the energy sector. Ongoing weakness and volatility in the commodities market continued to put downward pressure on energy-related companies this year. The Fund’s underweight position to energy, the worst performing sector within the high yield space, significantly bolstered performance. In addition, the Fund’s underweight position within the basic industry sector and overweight to banking strengthened performance. Sectors that detracted due to sub-optimal security selection included capital goods, communications and insurance.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(5.78)%	5.11%	6.72%		06/14/1985
Class A (NAV)	(1.11)%	6.14%	7.24%		06/14/1985
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (A)	(1.92)%	6.18%	7.65%
Class B (POP)	(6.66)%	5.16%	6.63%		10/01/1995
Class B (NAV)	(2.03)%	5.32%	6.63%		10/01/1995
Class C (POP)	(2.87)%	5.37%	6.51%		11/11/2002
Class C (NAV)	(1.95)%	5.37%	6.51%		11/11/2002
Class I (NAV)	(0.85)%	6.46%	8.09%		11/30/2009
Class I2 (NAV)	(0.84)%	6.56%	7.71%		11/08/2004
Class R6 (NAV)	N/A	N/A	(3.04	)% (B)	05/29/2015

(A) The Barclays U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

The market environment for year ended October 31, 2015 consisted of continued speculation on when the U.S. Federal Reserve (“Fed”) will increase interest rates. Geopolitical tensions have been mounting, but the domestic economy appears to be approaching the data targets for a rate increase. As the economy improves and municipalities shore up their balance sheets, we believe that high yield municipal bonds are attractive. In the meantime, we have seen yields on the 10-year Treasury reach a high of 2.48% and low of 1.64%. Looking back, we started the fiscal year at 2.34% and ended at 2.14% with market noise in between. Even with rates at historic lows, Treasury bonds are still one of the top-yielding developed nation bonds. We saw a cycle of worldwide quantitative easing. Declining commodity prices and rising geopolitical tensions were global headlines. Non-investment grade corporate spreads widened as many oil and gas companies teetered on default. The average non-investment grade municipal bond at period end yielded less than it had in previous market environments showing that high yield muni spreads flattened. Low oil prices may even be a positive factor for high yield revenue bonds backed by cash flows from highway tolls, as lower prices at the pump could cause usage to rise.

PERFORMANCE

For the year ended October 31, 2015, the Transamerica High Yield Muni Class A returned 6.24%, excluding any sales charges. By comparison, its benchmark, the Barclays High Yield Municipal Index, returned 2.85%.

STRATEGY REVIEW

The Fund was positioned short of its index, as measured by duration. Tobacco bonds were the best performing. As of period end, the tobacco sector made up nearly 11% of the Fund, including 3.85% of Buckeye Tobacco Settlement Financing Authority bonds, the top contributing security. Recent developments including a rise in shipments combined with a New York settlement that released $550 million out of escrow contributed to outperformance. We saw slight underperformance in longer-term, lower-coupon bonds such as our Northwest Harris County Municipal Utility District No. 19 position. Given where interest rates were at period end, we may look to improve our structure through bond swaps.

The index saw volatile swings during the year. We have taken a more conservative approach in Puerto Rico and have aimed to stay away from major headline risk. We place an emphasis on active management and seeking out securities that we believe are mispriced. The continued headline risk from Puerto Rico, New Jersey and Illinois may create further volatility in the markets wherein we would look for favorable risk/return opportunities. We aim to limit our downside risk by remaining diversified and not overloading exposure in one particular issuer.

We have seen record supply from municipalities refinancing their debt in an effort to take advantage of low yields while they last. Total supply is up almost 30% as of the end of October but new capital is only up nearly 7%. These statistics represent a disproportionate amount of refunding debt for 2015, up almost 50% year over year. We expect to see even more supply come online toward the end of year, partly from the sale resumption of State and Local Government Series Securities (“SLGS”). This will help smaller issuers refinance debt through the purchase of SLGS for their advance refunding escrows. Previously issuers had to purchase open market Treasuries which proved difficult. We can draw the correlation that paper is moving around, but new projects are not being built. Muni fund flows have remained soft all year, standing at $5 billion as of the end of October, 75% off of last year’s levels. There has been a scarcity of high yield bonds; so far in 2015 alone only $1.7 billion of new deals came to market which have all been speculative grade.

There has been competition over wider spread deals but an overall shortage in the high yield market. In market environments with low yields, we have remained selective in the non-investment grade credits we purchase. We have focused on security selection, sector selection and credit research, and we have acted opportunistically to take advantage of what we view as market inefficiencies. The lack of liquidity in the high yield muni market promotes buying opportunities caused by selling pressure from funds liquidating positions. In high yield munis we have seen event risk in states such as Puerto Rico, New Jersey and Illinois which has caused outflows in some muni funds causing short-term pricing inefficiencies. With market volatility comes opportunity, evidenced by our purchasing of insured Puerto Rico debt during a market selloff.

We manage risk through a deep research process, aiming to exit credits before problems come to surface. We also try to take advantage of securities that we view as mispriced when others need liquidity. Market selloffs present opportunity in our view, and we actively look to capitalize on a herd mentality market.

Matthew Dalton

Portfolio Manager

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	2.74%	9.75%	07/31/2013
Class A (NAV)	6.24%	11.39%	07/31/2013
Barclays High Yield Municipal Index (A)	2.85%	5.94%
Class C (POP)	4.62%	10.81%	07/31/2013
Class C (NAV)	5.62%	10.81%	07/31/2013
Class I (NAV)	6.38%	11.59%	07/31/2013

(A) The Barclays High Yield Municipal Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rate changes generally have a greater effect on long-term bond prices. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Investing in high-yield (junk) bond funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events.

Transamerica Funds	Annual Report 2015

Transamerica Income & Growth

(unaudited)

MARKET ENVIRONMENT

Global stock markets were profoundly influenced by three factors over the 12 months ending October 31, 2015. First, falling commodity prices, including a 50% drop in the price of oil, led to a sell-off in energy stocks and other commodity sensitive issues. Second, a strong dollar penalized returns from most non-U.S. markets. European stocks, for example, outperformed U.S. stocks in local currency terms, but European returns lagged for U.S. dollar investors. Finally, investor fears of rising interest rates led low yielding stocks to outperform those with higher yields for much of the year. These three factors negatively affected the performance of the Fund’s high-quality, high-yielding global equities.

The U.S. Federal Reserve (“Fed”) did not announce a rate hike at its September 2015 meeting. Furthermore, it clearly communicated that it would take a gradual approach to rate increases. The announcement had a positive effect on higher-yielding stocks. Finally, after the sharp upward move in the U.S. dollar over the past year, key currencies appeared to have bottomed against the dollar, reducing the odds of currency headwinds in the upcoming year, in our view.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Income & Growth Class A returned (8.04)%, excluding any sales charges. By comparison, its benchmark, the MSCl All Country World Index Gross, returned 0.50%.

STRATEGY REVIEW

The Fund seeks to achieve its objective by investing in global high-yielding equities. The strategy calls for these investments to exhibit the characteristics of quality and financial strength. This strategy was out of favor over the last fiscal year as lower-yielding stocks, both foreign and domestic, outperformed higher-yielding stocks. This preference for lower-yielding stocks was the primary reason the Fund underperformed its benchmark. The Fund’s overweight position in energy infrastructure companies also hurt returns.

Over the fiscal year, Energy Transfer Partners, LP, Class B was the Fund’s largest detractor, after being one of the Fund’s top contributors the prior year. The large pipeline master limited partnership is a critical transporter of energy products, and despite its fee-based business model, the stock performed in line with traditional energy companies. However, the company’s strong operations were reflected in an 8.2% dividend increase declared just as the fiscal year came to a close. Alliance Resource Partners, LP was the next greatest detractor.

Japan Airlines Co., Ltd. and Realty Income Corp. were among individual contributors. Strong performance significantly reduced the yield on Realty Income Corp., which we replaced with other quality real estate investment trusts at higher yields. From a sector standpoint, energy and financials were the largest detractors, while industrial stocks were the largest contributors.

This year was a reminder that quality high-yielding companies are not always the market’s star performers. However, in exchange for investing in stocks with these characteristics investors obtain a meaningful income stream. We have been executing this strategy for more than a decade, and believe that its attributes bode well for long-term investors seeking income and capital gains. Thank you as always for your investment in the Fund.

William R. Andersen, CFA

Jeff Middleswart

Co-Portfolio Managers

Ranger International Management, LP

Transamerica Funds	Annual Report 2015

Transamerica Income & Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(13.09)%	0.94%	10/31/2012
Class A (NAV)	(8.04)%	2.85%	10/31/2012
MSCI All Country World Index Gross (A)	0.50%	10.49%
Class C (POP)	(9.54)%	2.11%	10/31/2012
Class C (NAV)	(8.66)%	2.11%	10/31/2012
Class I (NAV)	(7.88)%	3.09%	10/31/2012
Class I2 (NAV)	(7.69)%	3.21%	10/31/2012

(A) The MSCI All Country World Index Gross is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Funds	Annual Report 2015

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

Global inflation experienced significant headwinds over the past year. A precipitous fall in oil price that began in July 2014 spread to all commodities in 2015, leading to a meaningful drop in inflation expectations and hence poor performance by U.S. and global inflation-linked bonds. To prevent inflation expectations from becoming anchored, the European Central Bank (“ECB”) launched a massive quantitative easing program in January 2015. This reflationary policy had the desired effect of boosting inflation expectations and performance of inflation protected securities not only in Europe but also across all advanced economies during the first half of 2015. However, the market turned negative in the third quarter after a surprise devaluation of the yuan by China raised concerns that the world’s second biggest economy and largest consumer of commodities was in worse shape than expected. This triggered a widespread investor risk aversion impacting all risk assets with commodities taking the hardest hit. The CRB Commodities Index dropped 6% in the quarter to its lowest level since 2009. U.S. Treasury Inflation Protection Securities (“TIPS”) succumbed to this downdraft in commodity prices with breakeven rates experiencing a two standard deviation move and dropping to levels last seen in 2009. Non-domestic linkers underperformed U.S. TIPS over the past year, but this was entirely due to a relentless rally in the U.S. dollar.

Declining oil prices, stubbornly low inflation and global economic uncertainty forced the U.S. Federal Reserve (“Fed”) to postpone a rate lift-off. As a result, U.S. Treasury yields fell with the 10-year note yield declining 20 basis points from October 31, 2014 to October 31, 2015. The credit sector underperformed Treasury bonds over the past 12 months on record primary issuance, increased mergers and acquisition activity and an uncertain economic environment. However, there was wide disparity in performance across sectors, with financials fairing the best given the sector’s strong liquidity and low event risk, while commodity and energy bonds lagged due to weakness in commodity prices.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Inflation Opportunities Class A returned (3.48)%, excluding any sales charges. By comparison, its benchmark, the Barclays Global Inflation Linked Bond Index, returned (2.13)%.

STRATEGY REVIEW

The Fund underperformed its benchmark for the November 1, 2014 to October 31, 2015 period. Short duration positioning hurt performance versus the benchmark, while foreign exchange allocation helped performance. Within duration positioning across countries, the Fund’s significant short duration positioning at the long end of the U.K. curve was the biggest drag on performance. We continued to believe longer-dated U.K. TIPS are overvalued versus U.S. TIPS; we remained patient with the underweight in U.S.

Our overweight positioning in U.S. dollar versus the benchmark helped offset some of the drag from duration over the period. The Fund’s non-domestic exposure was approximately 20% over the year and largest exposures included eurozone, U.K., and Canada. Euro currency exposure was 95% hedged, given the view of further downside in the currency on additional ECB policy easing. Within emerging market local currency, we exited exposure to the Brazilian real in summer of 2015 but maintained exposure to Mexican bonds and peso, which we believed offered upside.

The Fund’s opportunistic credit allocation contributed to excess returns versus the benchmark. Our greatest exposure was in the financial sector, mostly in floating rate securities; this allocation was a source of excess returns. An allocation to securitized assets also aided performance. Exposure to dollar-denominated emerging markets and commodity bonds detracted. We reduced commodity bond exposure to 3% from as high as 5% earlier in the year. Security selection detracted from performance during the period as positive contribution from non-domestic TIPS securities was offset by losses from few credit securities and some long-dated U.S. TIPS.

During the year, the Fund used derivatives. Derivatives contributed positively to performance.

Amit Agrawal

Robert A. Vanden Assem, CFA

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2015

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(8.10)%	(4.34)%	03/01/2014
Class A (NAV)	(3.48)%	(1.50)%	03/01/2014
Barclays Global Inflation Linked Bond Index (A)	(2.13)%	(0.64)%
Class C (POP)	(5.18)%	(2.24)%	03/01/2014
Class C (NAV)	(4.22)%	(2.24)%	03/01/2014
Class I (NAV)	(3.22)%	(1.26)%	03/01/2014
Class I2 (NAV)	(3.19)%	(1.18)%	03/01/2014

(A) The Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2015

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

Geopolitical and macroeconomic issues buffeted global equity markets in the year ended October 31, 2015. While markets moved higher at the beginning of the year, negative sentiment from May forward put equity markets on their back foot. In total, the MSCI EAFE Index posted a small increase.

The third quarter global market correction was broad and swift resulting in some quality companies with healthy balance sheets being unduly punished. Valuations had risen significantly over the last three years, making the market more vulnerable to negative news. Continued divergence in monetary policies and regional economic forecasts further underscores the need for disciplined stock selection.

PERFORMANCE

For the year ended October 31, 2015, Transamerica International Equity Class I returned 2.29%. By comparison, its benchmark, the MSCI EAFE Index, returned 0.37%.

STRATEGY REVIEW

Stock selection across a diverse group of portfolio holdings made the United Kingdom the top regional contributor to relative performance. The Fund’s holdings posted an average gain of 9.79% versus the benchmark region down 3.48%. DCC PLC, a UK-based conglomerate, was the winner in the group after management announced strong fiscal year results and a planned acquisition of Butagaz, a liquefied petroleum gas subsidiary of Royal Dutch Shell PLC, Class B. Shares of Sky PLC, a broadband and satellite TV provider, rose on solid earnings results driven by customer growth, lower churn and synergies from recent acquisitions. Imperial Tobacco Group PLC was another winner in the UK. After making accretive acquisitions from U.S.-based Reynolds American earlier in the year, Imperial Tobacco Group PLC became the subject of takeover speculation.

A small allocation to non-benchmark regions was a detractor from relative return as Fund holdings underperformed the benchmark. The impact was most notable in Brazil as Itau Unibanco Holding SA (no longer held at year end), a large regional bank, declined the most. The company announced quarterly results ahead of analysts’ expectations in each of the last four quarters. However, investors sold shares on concerns the bank’s asset quality may deteriorate as a result of the unfavorable economic outlook in the region. SK Telecom Co., Ltd., a Korean provider of wireless and broadband services, also lagged on weak earnings results and investor concerns over the timing and cost of a planned corporate restructuring plan.

Strong stock selection in financials, most notably in Japan and the United Kingdom, was a leading contributor to relative return on a sector basis. MS&AD Insurance Group Holdings, Inc., a Japanese insurer, was the top contributor to absolute and relative return. The company announced several quarters of strong earnings results and increases to its share buyback plan and quarterly dividend. In the UK, shares of IG Group Holdings PLC, an on-line trading company, rose on customer growth and the settlement of losses stemming from the unpegging of the Swiss franc to the euro.

The consumer discretionary sector was the primary drag on relative return. Two holdings in the casino industry and a portfolio holding in Porsche Automobil Holding SE had the largest impact. Macau-based MGM China Holdings, Ltd. and SJM Holdings, Ltd. (no longer held at year end) were laggards, as the Chinese government clamped down on corruption and limited travel of Chinese vacationers to Macau. Shares of Porsche Automobil Holding SE, which has a controlling stake in Volkswagen, sold off as investors worried over the potential impact of charges by the U.S. Environmental Protection Agency that Volkswagen violated emissions standards for its diesel vehicles.

At year end, the Fund’s benchmark was trading at 9.5 times cash flow and 14.9 times earnings expected over the next 12 months. We believe Thompson, Siegel & Walmsley LLC’s valuation discipline and focus on fundamentals will be rewarded in this market environment.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2015

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(3.64)%	N/A	4.49%		03/01/2011
Class A (NAV)	1.94%	N/A	5.75%		03/01/2011
Class C (POP)	0.23%	N/A	5.07%		03/01/2011
Class C (NAV)	1.21%	N/A	5.07%		03/01/2011
Class I (NAV)	2.29%	7.58%	6.28%		12/18/1992
MSCI EAFE Index (A)	0.37%	5.28%	4.53%
Class I2 (NAV)	2.40%	N/A	6.25%		03/01/2011
Class R6 (NAV)	N/A	N/A	(5.52	)% (B)	05/29/2015

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

Geopolitical and macroeconomic issues buffeted equity markets in the year ended October 31, 2015. Global small caps moved higher at the beginning of the period, eventually reaching 2007 peaks before macroeconomic concerns from May forward caused global equity markets to pull back. Nevertheless, the MSCI EAFE Small Cap Index closed out the period up 8.45%, well ahead of large-cap indices.

The third quarter global market correction was broad and swift resulting in some quality companies with healthy balance sheets being unduly punished. Valuations had risen significantly over the last three years, making the market more vulnerable to negative news. Continued divergence in monetary policies and regional economic forecasts further underscored the need for disciplined stock selection.

PERFORMANCE

For the year ended October 31, 2015, Transamerica International Small Cap Value Class I returned 7.52%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned 8.79%.

STRATEGY REVIEW

An allocation to non-benchmark regions detracted from relative return as portfolio holdings underperformed the benchmark. Three Canadian energy companies were the primary culprit as shares tracked declining oil prices. A position in Newalta Corp., which provides environmental services to the energy sector, lagged the most after the company reduced guidance in response to a sharp reduction in oil and gas drilling operations. Ithaca Energy, Inc. also lagged after the exploration and production firm announced a delay in the development of the Greater Stella area in the North Sea. Essential Energy Services, which was sold earlier in the year, was also a modest drag on performance.

Financial holdings were the primary detractor from a sector perspective. Shares of the Dutch insurer Delta Lloyd NV declined the most as insurers have had a difficult time in the persistently low yield environment. A position in First Pacific Co., Ltd., a Hong Kong-based conglomerate, also lagged on fears of slowing growth in its Philippine telecommunication operations.

Europe was the portfolio’s top regional contributor primarily due to stock selection in Germany. Stroeer SE, an outdoor advertising company, was the top contributor after announcing several quarters of strong earnings results, more favorable financing arrangements with lenders and an accretive acquisition of digital assets from Deutsche Telekom. Real estate investment company Patrizia Immobilien AG was also a major contributor; the company benefited from improving real estate valuations as the economic recovery in Europe continued. Finally, Sartorius AG, a laboratory and process technology provider to the biotechnology and pharmaceutical industries, announced several quarters of better-than-expected results and raised guidance for the remainder of 2015.

Health care was the top contributor to relative return on a sector basis. In addition to Sartorius AG, Kaken Pharmaceutical Co., Ltd. in Japan led portfolio relative return. Sales of the company’s treatment for toenail fungus have exceeded analysts’ expectations since the product’s launch in September 2014. Another contributor, Gerresheimer AG, a Germany-based manufacturer of specialty glass and plastic packaging products for the health care industry, also rose on solid earnings results and news of a highly accretive acquisition.

At year end, the MSCI EAFE Small Cap Index was trading at 10.8 times cash flow and 15.8 times earnings expected over the next 12 months. We believe Thompson, Siegel & Walmsley LLC’s valuation discipline and focus on fundamentals will be rewarded in this market environment.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class I (NAV)	7.52%	9.56%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	8.79%	10.56%
Class I2 (NAV)	7.73%	9.67%	01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2015

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

U. S. equity markets eked out their seventh consecutive annual (October fiscal year) gain, with the Russell 1000® Value Index up 0.53% for the year ended October 31, 2015. The driving factors that we believe are behind these persistent gains have remained fairly constant, namely aggressively accommodative policies by the U.S. Federal Reserve (“Fed”) and other central banks around the world, a corresponding very low interest rate environment, low consumer price inflation, and moderate but relatively steady growth in overall U.S. economic activity. Overseas, economic activity in Europe has improved while economic growth in China continues to lessen, with significant implications for emerging market economies that are commodity driven and for U.S. industrial sectors.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Large Cap Value Class A returned 5.44%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 0.53%.

STRATEGY REVIEW

We pursue an intensive fundamental research strategy to identify individual investment ideas using a bottom up stock selection process. Our strategy primarily emphasizes companies that we believe possess leading competitive positions, strong balance sheets, healthy free cash flows that investor oriented managements will use to enhance shareholder value, and prospects for catalysts that can propel stock prices higher in the near to intermediate term. Additionally, we typically seek companies that are down in price or have significantly underperformed the market averages, thus avoiding momentum plays. The Fund is diversified by industry and sector, and sector overweights or underweights typically occur only as the result of identifying more or fewer individual stock ideas in a given sector. We believe our approach to stock picking is well suited to the current investment climate in which revenue growth is low, interest rates are poised to rise, and merger and acquisition activity remains healthy.

The Fund substantially outperformed the Russell 1000® Value Index during the period. Our strong outperformance came from stock selection partially offset by a modest negative impact on relative performance from sector weights. At the end of the fiscal year 2014, we believed the timing of catalysts had been delayed for a number of our investments, and we saw many of these catalysts come to fruition in 2015.

Among the top individual contributors to performance were branded food company Pinnacle Foods, Inc. and pharmaceutical giant Pfizer, Inc. Pinnacle Foods, Inc., which we acquired through an initial public offering in 2013, continued its successful strategy of acquiring and integrating second tier brands found in the grocery store. Meanwhile, Pfizer, Inc. progressed in its goal to restructure the company through major acquisition and/or spin-offs, and we expect further developments in the coming year.

Top detractors were semiconductor equipment provider Applied Materials, Inc. and oilfield equipment company Cameron International. Applied Materials, Inc., Class A sold off when its planned merger with Tokyo Electron was unexpectedly called off in April 2015 due to U.S. antitrust issues. We still like the company’s valuation and ability to take advantage of technology trends in its industry. Cameron International’s stock fell along with oil prices in late 2014, and the position was sold in January 2015.

In terms of our outlook, we are wary that even the modest economic growth rates currently observed seem too dependent on aggressive efforts by central banks worldwide and that the levers the Fed has left to pull may not be adequate to address future economic conditions. When the Fed finally begins raising rates, it could potentially lead to headwinds for stocks. However, should interest rates rise substantially, we believe equities may be perceived to be a better investment opportunity than bonds and therefore have a bias for further advancement.

In summary, we maintain our constructive outlook for stocks, and we also see the opportunity for strong relative performance in the particular securities we hold for you.

John A. Levin

Jack Murphy

Co-Portfolio Managers

Levin Capital Strategies, LP

Transamerica Funds	Annual Report 2015

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(0.33)%	11.98%		11/15/2010
Class A (NAV)	5.44%	13.26%		11/15/2010
Russell 1000® Value Index (A)	0.53%	13.04%
Class C (POP)	3.72%	12.51%		11/15/2010
Class C (NAV)	4.68%	12.51%		11/15/2010
Class I (NAV)	5.78%	13.67%		11/15/2010
Class I2 (NAV)	5.90%	13.78%		11/15/2010
Class R6 (NAV)	N/A	(1.53	)% (B)	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

Corporate earnings reported for the second and third quarters were somewhat disappointing, slowing to negative year over year growth rates in both quarters. Corporate profits were hurt by slowing growth in China, the emerging markets, and the eurozone. A strengthening U.S. dollar added to the difficulty for corporations earning profits from overseas exports. Energy and commodities prices continued to be weak, further raising concerns about global growth and negatively impacting the earnings power for energy companies.

U.S. economic data also softened as the ISM’s Manufacturing Index fell from a relatively strong 57.9 reading at the beginning of the fourth quarter of 2014 to a barely expansionary 50.2 reading at the end of the third quarter of 2015. However, ISM’s Non-Manufacturing Index, which covers the much larger service sector, along with mining, utilities, and construction, remained at robust levels between 55.7 and 60.3. Weakness in the labor market was also evident, as U.S. Non-Farm Payrolls slowed from readings as high as 423,000 workers added in November 2014 to just 137,000 workers added in September 2015, before unexpectedly bounding back in October 2015 with a very strong reading of 271,000 workers added. Notably, the October 2015 jobs report also showed a long-awaited increase in hourly earnings, which has raised consensus expectations that the U.S. Federal Reserve will begin to increase interest rates. Credit markets have remained nervous as credit spreads have widened since the fall of 2014, signaling a decrease in risk appetite.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Mid Cap Growth Class A returned 4.23%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 4.94%.

STRATEGY REVIEW

Stock selection in the consumer discretionary, industrials, health care, and consumer staples sectors positively impacted relative performance, while stock selection in the information technology, financials, materials and energy sectors detracted.

Top contributors included Fortinet, Inc., Equifax, Inc., Ulta Salon Cosmetics & Fragrance, Inc., Cubist Pharmaceuticals, Inc. (no longer held at year end), and Mohawk Industries, Inc. In the information technology sector, Fortinet, Inc. delivered consistent upside to their quarterly results as revenue growth showed acceleration. The company saw solid returns on its investments in sales and marketing. The industry backdrop for information security continued to be robust. In the industrials sector, Equifax, Inc. continued to perform well, prompting management to raise full-year guidance. Results were particularly strong in the company’s Workforce Solutions segment and in areas with exposure to the U.S. consumer market, including autos and credit card issuance.

In the consumer discretionary sector, Ulta Salon Cosmetics & Fragrance, Inc. posted better than estimated results as the company continued to deliver on consistent sales growth driven by both best-in-class same store sales growth and from the opening of new stores. Mohawk Industries, Inc. also had positive quarterly results, driven by strong flooring demand primarily in the U.S. and Europe. They made two acquisitions, which have been accretive as well. In the health care sector, Merck & Co., Inc. (not held) announced the successful completion of the tender offer for all of the outstanding shares of common stock of Cubist Pharmaceuticals, Inc. at a premium purchase price.

Individual detractors included Methanex Corp. (no longer held at year end), EQT Corp., BorgWarner, Inc., Genesee & Wyoming, Inc. (no longer held at year end), and Brookdale Senior Living, Inc. (no longer held at year end). In the materials sector, global growth and oil prices continued to be weak, hurting Methanex Corp. and other chemical producers with crude oil linked output. The company continued to experience feedstock shortages in some of its operating areas, causing production shortfalls. As a result, we exited the position. In the energy sector, EQT Corp. continues to be well positioned in the natural gas space, but prices were weak. As expected, the company spun out its midstream and general partner interests into a new publicly traded entity during the second quarter of 2015, which the market accepted favorably. The company has a growth profile superior to its peers, with sufficient liquidity to withstand continued weakness in natural gas prices, in our view.

In the consumer discretionary sector, BorgWarner, Inc. faced a number of negative items throughout the year, including poor communication and guidance, slowing auto production in China, and the Volkswagen (not held) emissions scandal. We continued to hold BorgWarner, Inc. for its superior growth and margin profile. In the industrials sector, we exited the position in Genesee & Wyoming, Inc. While we liked the company and its unique position as a short-line rail consolidator, the deterioration in the industrial sector had been worse than anticipated. In the health care sector, we exited Brookdale Senior Living, Inc. due to persistent integration issues related to the company’s acquisition of Emeritus Senior Living.

Looking forward, Quantum Capital Management’s research team is continually evaluating companies with an emphasis on defining a path toward value creation, productive uses of capital, niche leaders and favorable industry macro factors. The security selection process includes internally generated valuations with stock specific catalysts.

Howard Aschwald, CFA

Timothy Chatard, CFA

Co-Portfolio Managers

Quantum Capital Management

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(1.52)%	3.86%	10/31/2013
Class A (NAV)	4.23%	6.82%	10/31/2013
Russell Midcap® Growth Index (A)	4.94%	9.56%
Class C (POP)	2.32%	6.01%	10/31/2013
Class C (NAV)	3.32%	6.01%	10/31/2013
Class I (NAV)	4.49%	7.11%	10/31/2013
Class I2 (NAV)	4.58%	7.20%	10/31/2013

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. The price of equity securities may rise of fall because of changes in the market or changes in a company’s financial condition. Equities are subject to market risk, meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets have been driven by the fragile economic recovery coupled with investor concerns about the U.S. Federal Reserve’s (“Fed”) debate on the appropriate timing for an interest rate hike. Global issues further exacerbated the situation with the showdown between Greece and its European creditors early in the year and most recently with concerns of the global impact from slowing growth in China.

Valuations have risen significantly over the last three years, making the market more vulnerable to negative news like falling commodity prices, a more hawkish Fed, and difficulties in emerging markets. The third quarter decline was broad and swift, resulting in some high-quality companies with healthy balance sheets being unduly punished.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Mid Cap Value Opportunities Class A returned 7.50%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned 0.47%.

STRATEGY REVIEW

The energy sector was the top contributor to relative return. A couple of portfolio selections were able to escape the broad selling pressure driven by the sharp decline in oil prices. Valero Energy Corp. and Marathon Petroleum Corp., both refiners, posted strong gains for the period as the companies benefited from the widening difference between the price of crude oil inputs and the price of gasoline at the pump. However, the Fund’s underweight in energy proved to be most impactful, as this group was the worst performer in the benchmark by a wide margin. The underweight was driven by a lack of compelling investment ideas in the sector rather than a top-down call on oil prices. Utilities were also a top contributor to relative return on stock selection and an overweight position. Strong earnings results and merger and acquisition activity drove stock selection while investor appetite for yield and a defensive haven helped the Fund’s allocation effect.

Technology and financial services detracted from relative returns over the last 12 months as a few positions lagged their benchmark peers offsetting otherwise solid gains in their respective sectors. Micron Technology, Inc., a semiconductor solutions company, announced quarterly earnings slightly below analyst expectations and guided to a tougher outlook on rising costs from capital spending on smaller chip fabrication. Additionally, the stock price continued to trade in step with the volatile pricing for computer memory, which had been weak. In financial services, Ocwen Financial Corp., Class B was the primary detractor to both relative and absolute portfolio return as the company traded lower on concerns about the continued escalation of costs to meet new regulatory requirements and a recent settlement with the New York Department of Financial Services.

Although the opportunity set of potentially attractive investments has improved, increasing volatility underscores the need for disciplined stock picking. The Russell Midcap® Value Index is trading at 9.1 times cash flow and 16.5 times earnings expected over the next 12 months as of period end. We believe our valuation discipline and focus on fundamentals will be rewarded in this market environment.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	1.61%	6.11%	04/30/2014
Class A (NAV)	7.50%	10.16%	04/30/2014
Russell Midcap® Value Index (A)	0.47%	4.62%
Class C (POP)	5.72%	8.77%	04/30/2014
Class C (NAV)	6.72%	9.40%	04/30/2014
Class I (NAV)	7.78%	10.49%	04/30/2014
Class I2 (NAV)	7.80%	10.52%	04/30/2014

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica MLP & Energy Income

(unaudited)

MARKET ENVIRONMENT

Midstream market volatility spiked with crude oil price gyrations in the fall of 2014, and after ebbing somewhat early in the third quarter of 2015, the midstream energy market experienced renewed volatility in the face of a “double-dip” in crude oil prices. Despite recent performance, we believe that the steep decline in prices is not indicative of midstream energy fundamentals and we see no justification for the sector (as defined by the Alerian MLP Index) to lag both the producer (XOI) and oilfield services (OSX) indices. October 2015 saw a strong rebound in the sector, which came on the heels of distributions and earnings announcements that indicated to the market that midstream assets were by-and-large still maintaining or growing their cash flows.

Midstream energy companies’ higher yields, market volatility and issuer reluctance to issue debt or equity at current prices resulted in a slowdown in capital markets activity. Despite a tough capital markets environment, capital is being raised to fund infrastructure projects. Significant merger and acquisition activity occurred, and we expect future deals will be announced as the challenging market backdrop continues to create fertile ground for additional consolidations to occur.

PERFORMANCE

For the year ended October 31, 2015, Transamerica MLP & Energy Income Class A returned (29.17)%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica MLP & Energy Income Blended Benchmark (“Blended Benchmark”), returned 5.20% and (17.97)%, respectively.

The Blended Benchmark is comprised of the Alerian MLP Index (50%) and the Barclays Investment Grade Credit Index (50%).

STRATEGY REVIEW

The Fund generated negative returns, as continued weakness in commodity prices, concerns about oil supply growth and global demand, continued rotation away from the energy sector, and concerns regarding the timing of U.S. Federal Reserve interest rate hikes all contributed to elevated market anxiety. All midstream energy sub-sectors performed poorly, with the best relative performance coming from the propane and variable pay master limited partnerships (“MLPs”). Upstream MLPs along with gathering/processing, coal and shipping MLPs were some of the worst performing midstream sub-sectors, as investors shunned companies with either direct or indirect commodity price exposure.

Fund performance was aided by our relative underweighting of the gathering/processing sub-sector compared to the Alerian MLP Index. Most challenging was our position in general partner and midstream C corporation names, which composed over 40% of the Fund and faced increasing investor scrutiny over the sustainability of future growth. In terms of the Fund’s performance versus the blended benchmark (50% Alerian MLP Index and 50% Barclays Investment Grade Credit Index), the Fund significantly underperformed during the fiscal year in large part because the Fund’s average weighing to debt was less than 10% during the period. Contribution from debt securities was positive during the fiscal year.

In terms of individual equity contributors and detractors from performance, the largest contributors to performance during the fiscal year were investments in Phillips 66 and Regency Energy Partners (no longer held at year end). Phillips 66 performed well during the period as operating performance tracked analyst expectations and the company’s interest in the general partner of their midstream partnership, Phillips 66 Partners, increased in value. Regency Energy Partners’ performance was driven by the acquisition and consolidation into the Energy Transfer Partners, LP company complex. The largest detractors from performance were also some of our largest equity positions in the Fund – Kinder Morgan, Inc., Plains GP Holdings, LP, Class A, and Targa Resources Corp., each of which, notably, is structured, or taxed, as a C corporation. Both Kinder Morgan, Inc. and Plains GP Holdings, LP, Class A underperformed due to weakness in the fourth fiscal quarter as the firms announced downward revision to distribution growth for 2016. Plains GP Holdings, LP, Class A also announced reduced forward profits.

We continue to be bullish on the longer-term outlook for midstream energy issuers. However, we are slightly more cautious with respect to the timing of a potential recovery. Estimates indicate that U.S. crude oil production will fall by the end of the year from its peak earlier in the year, thus helping the global oil markets to begin reaching equilibrium. As supply and demand move towards equilibrium, operators can constructively build budgets and infrastructure around higher prices, which will help provide for future growth. We also believe there is ample opportunity around the potential long-term trends of increasing natural gas usage and natural gas liquids exports to keep midstream energy issuers reasonably busy with future growth projects, which is less dependent on crude oil prices.

During the year, the Fund used derivatives. Derivatives contributed positively to the Fund’s return during the period.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Transamerica Funds	Annual Report 2015

Transamerica MLP & Energy Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(33.08)%	(8.28)%	04/30/2013
Class A (NAV)	(29.17)%	(6.20)%	04/30/2013
S&P 500® (A)	5.20%	13.53%
Transamerica MLP & Energy Income Blended Benchmark (B) (C) (D)	(17.97)%	(5.16)%
Class C (POP)	(30.29)%	(6.87)%	04/30/2013
Class C (NAV)	(29.61)%	(6.87)%	04/30/2013
Class I (NAV)	(28.92)%	(5.94)%	04/30/2013
Class I2 (NAV)	(28.84)%	(5.86)%	04/30/2013

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica MLP & Energy Income Blended Benchmark is composed of the following benchmarks: 50% Alerian MLP Index and 50% Barclays Investment Grade Credit Index.

(C) The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

(D) The Barclays Investment Grade Credit Index is comprised of the Barclays U.S. Corporate Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market, as well as a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

The Fund is subject to certain MLP tax risks. Risks associated with accounting for deferred tax liability could materially impact the net asset value. An investment in the Fund does not offer the same tax benefits of a direct investment in a MLP.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The 12-month period through October 31, 2015 began with optimistic forecasts of an acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices declined and remained at low levels, energy companies cut back on exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports. In the end, domestic economic growth came in at 2%, a slowdown from the 2.90% growth rate in the 2014 fiscal year.

Despite the unexpected slowdown, the U.S. led the developed world in economic growth. Japan and the eurozone continued to try to jumpstart their economies by engaging in quantitative easing. The real growth scare this year came from the emerging markets; the end of the commodity cycle exposed misallocated capital and larger underlying structural shifts. In the face of these facts, the U.S. Federal Reserve (“Fed”) left the federal funds rate unchanged, and the yield on the bellwether 10-year U.S. Treasury declined.

The Barclays U.S. Aggregate Bond Index generated a 12-month total return of 1.96%, led by the more interest rate-sensitive index components like Treasuries, as well as mortgage-backed securities, which benefited from improving conditions in U.S. property markets. With Treasury yields declining, the differential or spread between Treasury and corporate yields widened, causing corporate bonds and agency securities to underperform.

J.P. Morgan Investment Management Inc.

At the beginning of the fiscal year, U.S. equity markets were able to extend their gains from those in the first 10 months of 2014. November 2014 turned out to be the strongest month of the quarter as investors focused on another record quarterly earnings season with significant contributions from revenue growth. However, this rise did not occur without volatility, as concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency, and increasing political uncertainty in Greece triggered another selloff of 4.9% in early December.

By the middle of the fiscal year, investors felt relief when crude oil prices started to rebound and the U.S. dollar’s appreciation began to slow. Brisk merger-and-acquisition activity also was supportive of equities. However, investor sentiment remained cautious as global currency and fixed income markets were quite volatile.

Towards the end of the fiscal year, U.S. equity markets as measured by the S&P 500® suffered their worst calendar quarterly loss since the third quarter of 2011. Despite the volatility caused by concerns over growth in China and increased uncertainty around the Federal Reserve’s initial interest rate increase, U.S. employment and consumer economic releases continued their gradual expansion. During October, the last month of the fiscal year, U.S. equities rallied, with the S&P 500® experiencing the best monthly gain in four years. Stabilization in China’s foreign currency reserves as well as additional monetary easing by the People’s Bank of China helped improve market sentiment. Hints of more accommodative monetary policy by European Central Bank President Mario Draghi and the latest statement from the Federal Open Market Committee were also viewed positively.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Multi-Managed Balanced Class A returned 2.58%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Barclays U.S. Aggregate Bond Index, returned 5.20% and 1.96%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

The fixed-income portion of the Fund underperformed its benchmark. We believed (and still do) that rising interest rates posed the largest risk to fixed income investors. To mitigate that risk, we underweighted the rate-sensitive Treasury and agency mortgage-backed security (“agency MBS”) asset classes. However, these market segments were among the best performing when interest rates fell.

Because of our concerns about interest rate risk – and to capture additional yield – we overweighted investment grade corporate bonds, asset-backed securities (“ABS”), commercial MBS (“CMBS”) and non-agency MBS. As anticipated, these investments generated strong current income. They also chalked up positive total returns, despite the widening of yield spreads.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

In ABS, decreasing supply helped to support prices. So, too, did the performance of the underlying collateral (i.e., loans) as consumers continued to pay their debts. CMBS benefited from the strength of U.S. real estate markets. Our investment grade holdings were focused on intermediate-term debt from financial institutions, which generally fared better than industrial and utility bonds for two reasons: financial institutions have strengthened their balance sheets since the financial crisis, and they are less vulnerable to changing oil prices.

The single largest detractor from performance relative to the benchmark was a small allocation to high yield bonds that generated a negative total return as spreads widened. With defaults at low levels and yields above 6%, we believed that the high yield sector (excluding most energy companies) offered attractive opportunities. We continue to believe that but have remained extra cautious in response to market volatility.

J.P. Morgan Investment Management Inc.

The industrial cyclical, basic materials and media sectors hurt performance while the technology, retail and consumer cyclical sectors contributed to returns.

At the individual stock level, in media, an overweight in Time Warner, Inc. detracted from performance, mainly in in the third quarter. Although the company reported a strong quarter, the stock declined after the company failed to raise full-year guidance. Industry concerns about cord-cutting after Disney’s results also weighed on the stock. Despite this, we are still positive on Time Warner, Inc. as we believe it is well-positioned in the sector given its lower exposure to advertising revenues, as well as locked-in affiliate fee growth and upside from HBO’s premier content offering. Another overweight position in media, Twenty-First Century Fox, Inc., detracted as it was also not spared amid the broader media selloff during the third quarter. While second-quarter earnings were in line with expectations, guidance and buybacks were slightly lower than investors had hoped for. However, Twenty-First Century Fox, Inc. remains one of our favorite names in the sector due to its strong growth outlook and attractive valuation.

On the positive side, in technology, Avago Technologies, Ltd. was a major contributor to performance throughout the year. The semiconductor company got a boost from its strong earnings reports as it continued to benefit from increased worldwide smartphone adoption, especially of the iPhone 6. Shares also rallied after the announcement that Avago Technologies, Ltd. would merge with competitor Broadcom. Further, Avago Technologies, Ltd. underlying business has remained strong and, as of the end of the period, continued to be our favorite way to gain exposure to the technology shift towards mobility. In retail, an underweight position in Wal-Mart Stores, Inc. added value during the year, particularly as the stock declined over the last few months. The stock underperformed following a worse-than-expected second-quarter earnings release, driven primarily by higher expenses on additional investment in store labor, e-commerce, and pricing.

During the year, the Fund used derivatives. Derivatives contributed positively to performance.

Brian W. Westhoff, CFA

Matthew Buchanan, CFA

Brad Doyle

Doug Weih, CFA

Tyler Knight

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Aryeh Glatter

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(3.06)%	8.84%	6.80%		12/02/1994
Class A (NAV)	2.58%	10.09%	7.41%		12/02/1994
S&P 500® (A)	5.20%	14.33%	7.85%
Barclays U.S. Aggregate Bond Index (B)	1.96%	3.03%	4.72%
Class B (POP)	(3.23)%	8.98%	6.78%		10/01/1995
Class B (NAV)	1.62%	9.12%	6.78%		10/01/1995
Class C (POP)	0.90%	9.40%	6.78%		11/11/2002
Class C (NAV)	1.87%	9.40%	6.78%		11/11/2002
Class I (NAV)	2.90%	10.50%	12.12%		11/30/2009
Class R6 (NAV)	N/A	N/A	(1.07	)% (C)	05/29/2015

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity securities tend to go up and down more dramatically over the short term and price movements may result from many individual factors as well as the market as a whole. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the value will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The 12-month period through October 31, 2015 began with optimistic forecasts of an acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it. As oil prices declined and remained at low levels, energy companies cut back on exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports. In the end, domestic economic growth came in at 2%, a slowdown from the 2.90% growth rate in the 2014 fiscal year.

Despite the unexpected slowdown, the U.S. led the developed world in economic growth. Japan and the eurozone continued to try to jumpstart their economies by engaging in quantitative easing. The real growth scare this year came from the emerging markets, where the end of the commodity cycle exposed misallocated capital and larger underlying structural shifts. In the face of these facts, the U.S. Federal Reserve (“Fed”) left the federal funds rate unchanged, the yield on the bellwether 10-year U.S. Treasury note declined, and short-term yields rose.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Short-Term Bond Class I2 returned 0.91%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 0.88%.

STRATEGY REVIEW

The Fund outperformed its benchmark. We believed that rising interest rates posed the largest risk to investors. To mitigate that risk, we underweighted the interest rate sensitive Treasury and agency mortgage-backed securities (“MBS”) sectors, a decision that added to relative performance versus the benchmark as short-term Treasuries lost ground.

Because of our concerns about interest rate risk and to capture additional yield, we overweighed corporate bonds (investment grade and high yield), asset-backed securities (“ABS”), commercial MBS (“CMBS”) and non-agency MBS. As anticipated, these investments generated strong current income and, with the exception of high yield, chalked up positive total returns.

We remained constructive on private label structured products (ABS, CMBS and non-agency MBS). A combination of a healthy fundamental picture bolstered by a deleveraged consumer, continued real estate property price appreciation, a supportive supply/demand technical environment with negative expected net issuance, and relative value considerations benefited these securities. Our investment grade corporate holdings were focused on debt securities from financial institutions, which generally fared better than industrial and utility bonds. Financial institutions have strengthened their balance sheets since the financial crisis, are more highly regulated and they are less vulnerable to commodity-related weakness.

Approximately a fourth of the Fund’s holdings were in investment grade floating rate securities. Because their coupon rates adjust with changing interest rates, floating rate securities may exhibit more price stability than traditional fixed income securities. The single largest detractor from performance relative to the benchmark was an allocation to high yield bonds, which generated a negative total return as spreads widened. With defaults at low levels and yields above 6%, we believed that the high yield sector (excluding most energy companies) offered attractive opportunities.

Doug Weih, CFA

Matthew Buchanan, CFA

Glen Kneeland

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(2.02)%	2.05%	3.62%		11/01/2007
Class A (NAV)	0.53%	2.56%	3.95%		11/01/2007
Class C (POP)	(1.21)%	1.79%	3.18%		11/01/2007
Class C (NAV)	(0.23)%	1.79%	3.18%		11/01/2007
Class I (NAV)	0.71%	2.77%	3.40%		11/30/2009
Class I2 (NAV)	0.91%	2.89%	4.35%		11/08/2004
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (A)	0.88%	1.04%	2.85%
Class R6 (NAV)	N/A	N/A	(0.09	)% (B)	05/29/2015

(A) The BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Short-term bond funds are exposed to many of the same risks that longer-term bond funds are subject to, including credit risk, inflation risk, interest rate risk and also foreign securities and mortgage-backed securities risk.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Core

(unaudited)

MARKET ENVIRONMENT

It was not a banner 12 months for the U.S economy, given another cold winter that was particularly hard on industry in the Northeast and mid-South. U.S. Gross Domestic Product bounced back from an anemic first-calendar-quarter reading to grow at approximately 4% annualized pace in the second quarter of 2015, but the strength was short-lived. Global supply chains tightened considerably in the face of the emerging market headwinds this summer.

U.S. small cap stocks, as measured by the Russell 2000® Index, ended the year little changed from where they started. This benign result for the full year masked the severe stock market volatility in the interim, largely driven by negative sentiment among investors concerned about the Greek debt crisis, slowing emerging markets, and the devaluation of the Chinese currency. Uncertainty about the U.S. Federal Reserve’s (“Fed”) interest rate policy also weighed on the financial markets, especially once the central bank communicated its own worries about the global tumult in September 2015. As the equity markets regained clarity about these issues, a relief rally drove many stocks higher during the final month of the year. For much of the period, investors in small cap markets displayed a strong preference for growth stocks at the expense of their value counterparts, leading the Russell 2000® Growth Index to outperform the Russell 2000® Value Index by approximately 6%. However, this sentiment reversed somewhat late in the period as perhaps the poster child of growth stocks, the biotechnology issues, sold off.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Small Cap Core Class A returned (6.86)%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Index, returned 0.34%.

STRATEGY REVIEW

Academic and empirical research has shown the existence of a number of market anomalies that can be profitably exploited by a disciplined approach to security selection and portfolio construction. The Fund tends to maintain economically meaningful exposures to the factors which our research has shown to be indicative of prospective outperformance.

The Fund’s performance trailed that of the Russell 2000® Index for the year as the result of both sector allocations and stock selection. The willingness of investors to pay up for perceived growth was a headwind for the Fund given its focus on current fundamentals and valuation.

From a sector allocation standpoint, an overweight to the energy sector was the largest detractor, as a steep drop in oil prices took its toll. In addition to the overweight, stock selection in energy also proved detrimental. The primary shortfall in energy was a focus on valuation in the stock selection process. While we generally believe that issues trading at lower valuations will outperform over time, this was not the case during this time frame, as those stocks in the energy sector with the highest valuations, based on price-to-book ratio, outperformed those with the lowest valuations.

The Fund’s stocks within the consumer discretionary and information technology sectors also lagged their counterparts in the benchmark. In the case of consumer discretionary, an exposure to for-profit education stocks hurt, as did holdings in specialty retail. In the information technology sector, an underweight to the software industry, based primarily on their elevated valuations relative to other industries like hardware and equipment, was the main detractor.

Another driver of the underperformance was the Fund’s greater exposure to smaller capitalization securities. This was the result of the more equal-weighted nature of the Fund as opposed to the capitalization weighted nature of the benchmark, which places the largest weights on the largest companies. This positioning detracted from results during the year, as the largest quintile by market capitalization in the benchmark outperformed the smallest quintile by over 10%.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(11.99)%	(2.40)%	10/31/2013
Class A (NAV)	(6.86)%	0.38%	10/31/2013
Russell 2000® Index (A)	0.34%	3.87%
Class C (POP)	(8.55)%	(0.42)%	10/31/2013
Class C (NAV)	(7.64)%	(0.42)%	10/31/2013
Class I (NAV)	(6.73)%	0.57%	10/31/2013
Class I2 (NAV)	(6.56)%	0.71%	10/31/2013

(A) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies. The price of equity securities may rise of fall because of changes in the market or changes in a company’s financial condition. Equities are subject to market risk, meaning that stock prices in general may decline over short or extended periods of time

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

The 12-month period can best be summed up with no better word than uncertainty. Investors continue to be stuck between a downside global-growth risks and a U.S. Federal Reserve’s (“Fed”) potential tightening cycle. At its September 2015 meeting, the Fed decided to leave rates unchanged and provided a dovish commentary. However, shortly thereafter, Fed Chairwoman Janet Yellen back-tracked and commented that she expected the central bank to raise short term rates before year-end. This mixed message left investors unsatisfied and stocks fell significantly in the third quarter of 2015 as a result.

With the ongoing market rise through mid-2015, valuations on small cap stocks reached heightened levels and left the market susceptible to a pullback. While the third quarter’s market decline was significant, one constructive result of the market’s move down was that stock valuations, while not decidedly cheap, were back closer to historical levels in many sectors. In addition, the domestic economy remained sound, as nonfarm payroll growth continued, household formation growth accelerated, and U.S. consumer balance sheets were in good shape, as measured by household debt service ratios. The combination of these factors coupled with a budget and debt deal by the U.S. Congress provided a strong catalyst for the markets to rebound in October.

Additionally, the higher volatility caused market leadership to finally shift away from non-earning companies among U.S. small cap stocks. For the trailing 12 months period, companies with negative earnings underperformed the companies with earnings and the benchmark. Non-earning companies represented nearly a quarter of the Russell 2000® Index weighting this past year.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Small Cap Growth Class A returned 8.27%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned 3.52%.

STRATEGY REVIEW

A higher level of volatility and a shift to high-quality factors performing better created a market environment more favorable for the Fund’s performance. As a result, the Fund outperformed its benchmark.

From a sector perspective, financial services, energy, materials and processing and health care provided the strongest relative outperformance versus the benchmark. The consumer discretionary and technology sectors both modestly underperformed.

Ellie Mae, Inc., a provider of software solutions for the mortgage industry, was the largest contributor to performance during the period. The company consistently reported financial results that were dramatically higher than street expectations, underscoring the company’s competitive lead and operating momentum. The second largest contributor to performance was Cambrex Corp., a developer of active pharmaceutical ingredients. The company benefited from a strong pharmaceutical development pipeline and success of already approved drugs.

The biggest detractor from performance was Saia, Inc., a provider of trucking and freight services. Lower shipping volumes coupled with higher expenses from driver wage increases and insurance claims pressured financial results. The second biggest detractor from performance was Tuesday Morning (no longer held at year end), a specialty retailer of closeout household goods that operates over 800 stores. While the company is in the midst of a turnaround by a new management team, the company encountered a setback to sales and margins improvements as the turnaround became more challenging.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	2.30%	9.08%	08/31/2012
Class A (NAV)	8.27%	11.04%	08/31/2012
Russell 2000® Growth Index (A)	3.52%	15.32%
Class C (POP)	6.55%	10.33%	08/31/2012
Class C (NAV)	7.54%	10.33%	08/31/2012
Class I (NAV)	8.63%	11.38%	08/31/2012
Class I2 (NAV)	8.78%	11.51%	08/31/2012

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. The securities of small capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The U.S. stock market rallied from its low in late September 2015 through the end of the Fund’s year end on October 31, 2015. The Fund’s benchmark, the Russell 2000® Value Index, rose more than 4% from the close of September 28, 2015, when Boston Advisors, LLC assumed management of the Fund, through the end of October 31, 2015. Volatility remained elevated through this period, as it had been since late June, when the market began its decline.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Small Cap Value Class A returned (6.35)%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Value Index, returned (2.88)%.

STRATEGY REVIEW

The Fund underperformed its benchmark. The energy sector was the largest detractor from relative performance. The Fund’s underweight versus the benchmark in a declining market contributed to performance, but poor stock selection detracted.

Among other primary relative detractors, positions in a medical devices company, Merit Medical Systems, Inc., and a hotel company, Pebblebrook Hotel Trust, hindered relative performance. Both of these companies reported lower than expected quarterly earnings, which weighed on their performance.

The industrial sector contributed to performance due to successful stock selection. Industrial stocks sold off in early October 2015 and we added to the group before the rebound.

The Fund’s positions in the airline company, Hawaiian Holdings, Inc., a blue-collar staffing company, TrueBlue, Inc., and a Spanish language media company, Entravision Communications Corp., Class A, also helped relative performance.

Elsewhere, the Fund’s exposure to a momentum factor was positive for performance.

While sharp up or down moves are always challenging, they also may provide opportunities to reposition the Fund.

David Hanna

James W. Gaul, CFA

Michael J. Vogelzang, CFA

Douglas A. Riley, CFA

Co-Portfolio Managers

Boston Advisors, LLC

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(11.47)%	6.23%	04/30/2012
Class A (NAV)	(6.35)%	7.95%	04/30/2012
Russell 2000® Value Index (A)	(2.88)%	10.38%
Class C (POP)	(7.91)%	7.27%	04/30/2012
Class C (NAV)	(7.06)%	7.27%	04/30/2012
Class I (NAV)	(6.17)%	8.28%	04/30/2012
Class I2 (NAV)	(6.03)%	8.42%	04/30/2012

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. The securities of small capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

It was not a banner 12 months for the U.S. economy, given another cold winter that was particularly hard on industry in the Northeast and mid-South. U.S. Gross Domestic Product bounced back from an anemic first-calendar-quarter reading to grow at approximately 4% annualized pace in the second quarter of 2015, but the strength was short-lived. Global supply chains tightened considerably in the face of the emerging market headwinds this summer. Mirroring the intermittent pattern of domestic economic activity, the bond markets saw interest rates volatility throughout the year as well. Uncertainty about the U.S. Federal Reserve’s (“Fed”) interest rate policy weighed on the financial markets, especially once the central bank communicated its own worries about the global tumult in September. As the equity markets regained clarity about these issues, a powerful relief rally drove many stocks higher.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Small/Mid Cap Value Class A returned 0.17%, excluding any sales charges. By comparison, its benchmark, the Russell 2500® Value Index, returned (1.06)%.

STRATEGY REVIEW

The Fund’s bottom-up investment approach tends to focus on a company’s operating fundamentals, valuation and financial strength. The Fund is diversified, typically containing 160-230 securities.

The Fund outperformed its benchmark. Interest rate volatility had a profound effect on many rate-sensitive holdings, constraining relative performance during the summer correction and helping the Fund’s returns relative to its benchmark later. The Fund closed the fiscal year with a strong October 2015 rally that brought its absolute performance into the positive territory for the 12-month period. The low-single-digit advance came despite severe stock market volatility this summer, largely driven by negative sentiment among investors concerned about the Greek debt crisis, slowing emerging markets and the devaluation of the Chinese currency.

Amid the volatility and resultant flight to quality by investors, our focus on balance sheet strength, low debt levels and high interest coverage ratios contributed to relative outperformance. This was especially true in the energy sector, where average valuations fell amid the precipitous fall in oil prices. In addition, a rotation away from junior exploration and production and energy-services companies toward higher-quality refiners, which tend to benefit from low oil feedstock costs, added value versus the benchmark.

Strong stock selection drove the lion’s share of the Fund’s outperformance against the Fund’s benchmark. In addition to the energy sector, good stock selection was rewarded in the consumer discretionary, financial, industrial, and information technology sectors. Partially offsetting this was unfavorable stock selection in the material and the utility sectors. The underperformance in utilities was largely interest rate-driven, as an underweight to higher-yielding, regulated utilities (and an overweight to more cyclically oriented, unregulated utilities) was a headwind in a period when interest rates fell on a year-over-year basis.

On balance, sector allocation had little impact on the Fund’s relative performance. The Fund’s overweight to the information technology and health care sectors added to relative returns versus the Fund’s benchmark. An underweight to financials offset this good positioning, however, largely due to our underexposure to real estate investment trusts (“REITs”). Similarly to utilities, this yield-oriented industry performed well amid the low-interest rate environment.

Kenneth Burgess, CFA

Ron Mushock, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Transamerica Funds	Annual Report 2015

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class A (POP)	(5.34)%	10.89%	9.25%		04/02/2001
Class A (NAV)	0.17%	12.15%	9.87%		04/02/2001
Russell 2500® Value Index (A)	(1.06)%	11.92%	7.25%
Class B (POP)	(5.03)%	11.25%	9.29%		04/02/2001
Class B (NAV)	(0.56)%	11.38%	9.29%		04/02/2001
Class C (POP)	(1.42)%	11.42%	9.18%		11/11/2002
Class C (NAV)	(0.53)%	11.42%	9.18%		11/11/2002
Class I (NAV)	0.51%	12.60%	14.63%		11/30/2009
Class I2 (NAV)	0.57%	12.71%	10.38%		11/15/2005
Class R6 (NAV)	N/A	N/A	(4.97	)% (B)	05/29/2015

(A) The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Strategic High Income

(unaudited)

MARKET ENVIRONMENT

What a strange year it has been. As we look back at the asset classes held within the Fund we saw a wide dispersion. The S&P 500® rallied hard in October to post gains of 5.20% for the year, preferred stocks returned 7.50%, benefiting from a decline in long-term interest rates, yet credit suffered, posting a loss of 1.94%. The bludgeoning in the commodity space left a large chunk of the high yield credit market for dead, in particular energy, materials and metals/mining, which makes up over 20% of the credit index. This led to weakness in other areas of high yield, as forced selling led to a ‘sell what you can sell’ attitude by portfolio managers.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Strategic High Income Class A returned 1.60%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Strategic High Income Blended Benchmark (“Blended Benchmark”), returned 5.20% and 2.96%, respectively.

The Blended Benchmark is comprised of S&P 500® (60%) and the BofA Merrill Lynch High Yield BB/B Rated Constrained Index (40%).

STRATEGY REVIEW

As volatility crept into the credit market in late August and early September we actively raised cash not only protecting the Fund but also giving us the dry powder needed to take advantage of market opportunities. We found compelling opportunities in both technology and consumer discretionary on the equity side. In credit, we took advantage of forced selling by exchange-traded funds to add securities we felt were mispriced, offering great yield and strong risk/reward profiles.

In equities, security selection within materials/processing and consumer staples contributed the most to return. Fund holdings in Kraft Foods Group, Inc., which merged with Heinz; Exelis, Inc., which was acquired by Harris Corp.; and Valero Energy Corp., which benefited from low oil prices and strong gasoline demand, were the top performers.

The largest detractor was poor stock selection in technology and producer durables. Copa Holdings SA, Class A, a Panamanian-based airline, posted poor results, as economic conditions worsened in Venezuela and the company’s ability to continue ongoing operations in this region became uncertain. Windstream Holdings, Inc. (no longer held at year end), a telecommunications company, continued to see erosion in revenue from its legacy voice segment. Seagate Technology PLC also detracted from performance as PC demand weighed on revenue and margins.

In credit, the Fund’s allocation to preferred stocks was the largest contributor to return as long-term interest rates fell during the period. Preferred equity of Capital One Financial Corp., Kemper Corp., and Maiden Holdings North America, Ltd. were the best performers. The largest detractors in credit came from the high yield sector. Energy bonds were hit with the sell-off in oil and two of our holdings, Linn Energy LLC (no longer held at year end) and Superior Energy Services, Inc. (no longer held at year end), detracted from performance. Navient Corp. also generated a negative return, as a subset of student loan borrowers deferred repayment resulting in higher defaults, this temporarily brought into question the company’s ability to access the asset-backed securities market causing a sell-off in the credit.

As active managers, we believe Thompson, Siegel & Walmsley LLC’s focus on fundamentals should allow us to take advantage of market dislocations like we saw during the year, adding very attractively priced securities to the Fund.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2015

Transamerica Strategic High Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(3.99)%	0.49%	03/01/2014
Class A (NAV)	1.60%	3.94%	03/01/2014
S&P 500® (A)	5.20%	9.09%
Transamerica Strategic High Income Blended Benchmark (A) (B) (C)	2.96%	5.93%
Class C (POP)	(0.19)%	3.12%	03/01/2014
Class C (NAV)	0.78%	3.12%	03/01/2014
Class I (NAV)	1.77%	4.19%	03/01/2014
Class I2 (NAV)	(0.28)%	2.87%	03/01/2014

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Strategic High Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% BofA Merrill Lynch High Yield BB/B Rated Constrained Index.

(C) The BofA Merrill Lynch High Yield BB/B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time. Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield (junk bonds) may be subject to greater volatility and risks. Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

Fixed income markets have been punctuated by periods of significant volatility in 2015 amid continued pressure on commodity prices, divergent central bank policies and heightened geopolitical pressures. U.S. Gross Domestic Product (“GDP”) growth has also been volatile this year. 2015 started with an anemic 0.6% annualized growth rate due to cold winter weather and West Coast port closures. The economy recovered over the spring posting a strong 3.9% growth rate with all of the major GDP components contributing to the expansion only to slow down again in the third quarter to a rather soft annualized rate of 1.5%. Weak first and third quarter numbers drove consensus 2015 forecasts below the critical 3% level. In addition, core consumer price index and personal consumption expenditure inflation readings continue to fall below the U.S. Federal Reserve’s (“Fed”) 2% target. These two factors (slower GDP growth and inflation), despite improved housing, employment and consumer data, and continued to generate questions surrounding the timing of a Fed rate hike and the health of the overall economy. A stronger dollar, driven by divergent monetary policies between the Fed and other major central banks, sliced revenues at many American companies, which in turn prompted them to put renewed focus on cost cutting and financial engineering as methods to grow earnings. Outside of the U.S., macroeconomic events such as the Greece crisis and a yuan devaluation in China, also drove market sentiment weaker.

U.S. equity markets, as measured by the S&P 500®, were able to generate a positive total return of 2.75% during the reporting period. However, investment grade and high yield bond spreads moved significantly wider. Investment grade credit spreads, as measured by the option-adjusted spread (“OAS”) of the Barclay’s U.S. Credit Index, moved 30 basis points wider during this period. High yield bond spreads, as measured by the OAS of the Barclay’s U.S. High Yield Index, moved 92 basis points wider during this period. U.S. Treasury rates, as measured by the yield-to-maturity on the 10-year Treasury note, moved 7 basis points lower during the period to end the fiscal year at 2.14%.

PERFORMANCE

For the period ended October 31, 2015, Transamerica Unconstrained Bond Class I returned 0.95%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, returned 0.25%.

STRATEGY REVIEW

The strategy has both top-down and bottom-up elements to it. The global team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of nine to 18 months. These targets are expected to be reset two to six times per year depending upon the magnitude and frequency of changes in market conditions.

Once given these targets, the fixed income team has flexibility to make tactical +/- 5% adjustments depending on their bottom-up views of market sentiment, valuations and technicals given the backdrop of a shorter investment horizon. Finally, portfolio managers work with analysts in implementing bottom-up credit research and selecting individual issues for the portfolio.

Despite a challenging market backdrop, the Fund generated a positive total return during the reporting period, outperforming its benchmark. The Fund benefited from strong asset allocation and security selection.

From an asset allocation standpoint, each of the six fixed income segments contributed positively to performance. The allocation to emerging markets corporates and intermediate investment grade credit were the biggest contributors. Emerging markets corporates benefited from a strong technical backdrop in the first half of the year as there were positive Fund flows into the asset class and relatively light new issue supply. Intermediate investment grade credit benefited from a move lower in Treasury rates during the period.

Top contributors were corporate bonds issued by Alfa Bank (no longer held at period end) and Lukoil (no longer held at period end). Securities that had the largest negative impact were corporate bonds issued by Time Warner Cable, Inc. (no longer held at period end) and ICA (no longer held at period end).

During the period, derivatives, primarily futures, were used in the Fund. Use of derivatives detracted from performance during the fiscal year.

Michael J. Kelly, CFA

Amit Agrawal

Robert A. Vanden Assem, CFA

Steven Oh, CFA

Peter Hu, CFA

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class I (NAV)	0.95	% (A)	12/08/2014
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (B)	0.25	% (A)
Class I2 (NAV)	0.99	% (A)	12/08/2014

(A) Not annualized.

(B) The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in unconstrained bond funds entails interest rate and credit risk as well as additional risks in that it may invest in high-yield/non-investment grade bonds. Interest rates may go up, causing the value of the fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. The risks of investing in foreign securities are magnified in emerging markets and is subject to greater levels of liquidity risk. Derivatives involve risks in addition to the risks of underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost.

Transamerica Funds	Annual Report 2015

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs in the second quarter of 2015. The year ended on a strong note as equities surged in October. During the year, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

The U.S. economy was a bright spot in the global landscape in late 2014 and accommodative global monetary policy continued to be a central theme. The Bank of Japan unexpectedly expanded its quantitative easing (“QE”) policy in late October and the People’s Bank of China surprised markets in November with its first rate cut in two years. Investors cheered in early 2015 after the European Central Bank over-delivered on already high expectations with its bold announcement of an open-ended sovereign QE program to combat record-low inflation and stimulate growth in Europe. There were a few worrisome data points, including disappointing manufacturing data from China and Japan, and fears about Greece’s future in the European Union resurfaced. U.S. stocks ended the first quarter of 2015 lagging the broader market as some market participants voiced concerns about potential headwinds such as valuations, near-term U.S. Federal Reserve (“Fed”) tightening, and the strong U.S. dollar’s impact on exports.

However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the Fed’s hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In March, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the third quarter of 2015, the U.S. economy remained on solid footing, with a sharp rebound in gross domestic product, a seven-year low in unemployment, and a healthy housing market. During August and September, the market remained extremely volatile and experienced its first correction since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

PERFORMANCE

For the year ended October 31, 2015, Transamerica US Growth Class A returned 11.59%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 9.18%.

STRATEGY REVIEW

The Fund’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark relative outperformance.

During the year, security selection within the consumer staples, industrials, and information technology sectors contributed to relative performance. This was partially offset by less favorable security selection within the financial sector. Sector allocation, a result of the bottom-up stock selection process, was also additive to relative performance. The Fund’s underweight allocations to the telecommunication services and energy sectors aided relative results. An overweight allocation to the consumer staples sector was also additive. A frictional cash position in an upward trending market weighed on relative results.

The Fund’s largest relative individual contributors during the year included Starbucks Corp., a coffee roaster and retailer, Amazon.com, Inc., a global ecommerce company, and Coty, Inc. (no longer held at year end), a cosmetics and personal care company.

The Fund’s largest relative detractors during the period included SunEdison, Inc. (no longer held at year end), a solar installation company, Halliburton Co., a global oilfield services company, and Biogen, Inc., a global biotech company.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company, LLP

Transamerica Funds	Annual Report 2015

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	5.44%	11.06%	11.17%	11/13/2009
Class A (NAV)	11.59%	12.32%	12.23%	11/13/2009
Russell 1000® Growth Index (A)	9.18%	15.30%	15.09%
Class B (POP)	6.04%	11.28%	11.36%	11/13/2009
Class B (NAV)	10.52%	11.41%	11.36%	11/13/2009
Class C (POP)	9.83%	11.47%	11.41%	11/13/2009
Class C (NAV)	10.72%	11.47%	11.41%	11/13/2009
Class I (NAV)	11.96%	12.77%	13.19%	11/30/2009
Class I2 (NAV)	12.10%	12.98%	12.92%	11/13/2009
Class T (POP)	2.49%	N/A	11.39%	02/10/2012
Class T (NAV)	12.01%	N/A	14.08%	02/10/2012

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for Class C shares and the maximum sales charge of 8.5% for Class T shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. The price of growth stocks will fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the stocks owned by the fund fall, the value of the fund will decline.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2015, and held for the entire period until October 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Bond
Class I2	$1,000.00	$968.30	$3.47(B	)	$1,021.70	$3.57	0.70%
Class R6	1,000.00	968.30	2.97(D	)	1,021.70	3.62	0.71

Transamerica Capital Growth
Class A	1,000.00	999.60	6.05(B	)	1,019.20	6.11	1.20
Class B	1,000.00	994.20	11.06(B	)	1,014.10	11.17	2.20
Class C	1,000.00	995.60	9.66(B	)	1,015.50	9.75	1.92
Class I	1,000.00	1,000.80	4.64(B	)	1,020.60	4.69	0.92
Class I2	1,000.00	1,001.20	3.98(B	)	1,021.20	4.02	0.79

Transamerica Concentrated Growth
Class A	1,000.00	976.20	5.43(B	)	1,019.70	5.55	1.09
Class C	1,000.00	973.00	9.10(B	)	1,016.00	9.30	1.83
Class I	1,000.00	977.70	4.09(B	)	1,021.10	4.18	0.82
Class I2	1,000.00	977.90	3.59(B	)	1,021.60	3.67	0.72

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Dividend Focused
Class A	$1,000.00	$975.90	$4.83(B	)	$1,020.30	$4.94	0.97%
Class C	1,000.00	971.30	9.09(B	)	1,016.00	9.30	1.83
Class I	1,000.00	976.70	4.09(B	)	1,021.10	4.18	0.82
Class I2	1,000.00	976.50	3.54(B	)	1,021.60	3.62	0.71
Class R6	1,000.00	972.10	3.01(D	)	1,021.60	3.67	0.72

Transamerica Dynamic Allocation
Class A	1,000.00	965.20	5.45(B	)	1,019.70	5.60	1.10	(E)
Class C	1,000.00	960.60	9.14(B	)	1,015.90	9.40	1.85	(E)
Class I	1,000.00	966.00	4.21(B	)	1,020.90	4.33	0.85	(E)

Transamerica Dynamic Income
Class A	1,000.00	935.60	4.29(B	)	1,020.80	4.48	0.88	(E)
Class C	1,000.00	931.60	8.03(B	)	1,016.90	8.39	1.65	(E)
Class I	1,000.00	936.70	3.22(B	)	1,021.90	3.36	0.66	(E)

Transamerica Emerging Markets Debt
Class A	1,000.00	955.30	5.52(B	)	1,019.60	5.70	1.12
Class C	1,000.00	951.90	9.15(B	)	1,015.80	9.45	1.86
Class I	1,000.00	957.00	4.00(B	)	1,021.10	4.13	0.81
Class I2	1,000.00	958.30	3.50(B	)	1,021.60	3.62	0.71
Class R6	1,000.00	962.90	2.96(D	)	1,021.60	3.62	0.71

Transamerica Emerging Markets Equity
Class A	1,000.00	801.10	7.49(B	)	1,016.90	8.39	1.65
Class C	1,000.00	797.90	10.42(B	)	1,013.60	11.67	2.30
Class I	1,000.00	802.80	5.73(B	)	1,018.90	6.41	1.26
Class I2	1,000.00	803.00	5.18(B	)	1,019.50	5.80	1.14

Transamerica Enhanced Muni
Class A	1,000.00	1,021.20	4.38(B	)	1,020.90	4.38	0.86	(E)
Class C	1,000.00	1,017.50	7.42(B	)	1,017.80	7.43	1.46	(E)
Class I	1,000.00	1,021.80	3.62(B	)	1,021.60	3.62	0.71	(E)

Transamerica Flexible Income
Class A	1,000.00	992.00	4.47(B	)	1,020.70	4.53	0.89
Class B	1,000.00	987.90	8.52(B	)	1,016.60	8.64	1.70
Class C	1,000.00	987.40	8.01(B	)	1,017.10	8.13	1.60
Class I	1,000.00	993.50	3.07(B	)	1,022.10	3.11	0.61
Class I2	1,000.00	992.90	2.56(B	)	1,022.60	2.60	0.51
Class R6	1,000.00	992.10	2.24(D	)	1,022.60	2.70	0.53

Transamerica Floating Rate
Class A	1,000.00	1,001.60	5.30(B	)	1,019.90	5.35	1.05	(E)
Class C	1,000.00	996.80	9.06(B	)	1,016.10	9.15	1.80	(E)
Class I	1,000.00	999.60	4.03(B	)	1,021.20	4.08	0.80	(E)
Class I2	1,000.00	1,002.80	4.04(B	)	1,021.20	4.08	0.80	(E)

Transamerica Global Bond
Class A	1,000.00	967.10	4.96(B	)	1,020.20	5.09	1.00
Class C	1,000.00	963.80	8.66(B	)	1,016.40	8.89	1.75
Class I	1,000.00	968.20	3.72(B	)	1,021.40	3.82	0.75
Class I2	1,000.00	968.20	3.72(B	)	1,021.40	3.82	0.75

Transamerica Global Equity
Class A	1,000.00	975.50	6.72(B	)	1,018.40	6.87	1.35	(E)
Class B	1,000.00	971.70	10.44(B	)	1,014.60	10.66	2.10	(E)
Class C	1,000.00	971.70	10.44(B	)	1,014.60	10.66	2.10	(E)
Class I	1,000.00	977.30	5.13(B	)	1,020.00	5.24	1.03	(E)
Class I2	1,000.00	977.30	4.64(B	)	1,020.50	4.74	0.93	(E)
Class R6	1,000.00	961.30	3.87(D	)	1,020.50	4.74	0.93	(E)

Transamerica Growth
Class I2	1,000.00	1,047.30	4.33(B	)	1,021.00	4.28	0.84
Class R6	1,000.00	1,032.20	3.62(D	)	1,021.00	4.28	0.84

Transamerica Growth Opportunities
Class A	1,000.00	884.00	6.51(B	)	1,018.30	6.97	1.37
Class B	1,000.00	880.20	10.99(B	)	1,013.50	11.77	2.32
Class C	1,000.00	880.20	10.24(B	)	1,014.30	10.97	2.16
Class I	1,000.00	886.10	4.80(B	)	1,020.10	5.14	1.01
Class I2	1,000.00	886.50	4.04(B	)	1,020.90	4.33	0.85

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica High Yield Bond
Class A	$1,000.00	$972.00	$5.02(B	)	$1,020.10	$5.14	1.01%
Class B	1,000.00	967.90	8.98(B	)	1,016.10	9.20	1.81
Class C	1,000.00	968.20	8.63(B	)	1,016.40	8.84	1.74
Class I	1,000.00	973.50	3.73(B	)	1,021.40	3.82	0.75
Class I2	1,000.00	974.10	3.18(B	)	1,022.00	3.26	0.64
Class R6	1,000.00	969.60	2.63(D	)	1,022.00	3.21	0.63

Transamerica High Yield Muni
Class A	1,000.00	1,025.90	4.65(B	)	1,020.60	4.63	0.91	(E)
Class C	1,000.00	1,022.80	7.70(B	)	1,017.60	7.68	1.51	(E)
Class I	1,000.00	1,026.60	3.88(B	)	1,021.40	3.87	0.76	(E)

Transamerica Income & Growth
Class A	1,000.00	909.50	5.29(B	)	1,019.70	5.60	1.10
Class C	1,000.00	906.50	8.94(B	)	1,015.80	9.45	1.86
Class I	1,000.00	910.00	4.09(B	)	1,020.90	4.33	0.85
Class I2	1,000.00	911.40	3.66(B	)	1,021.40	3.87	0.76

Transamerica Inflation Opportunities
Class A	1,000.00	968.60	4.91(B	)	1,020.20	5.04	0.99
Class C	1,000.00	964.50	8.67(B	)	1,016.40	8.89	1.75
Class I	1,000.00	969.70	3.72(B	)	1,021.40	3.82	0.75
Class I2	1,000.00	970.70	3.13(B	)	1,022.00	3.21	0.63

Transamerica International Equity
Class A	1,000.00	945.00	6.67(B	)	1,018.30	6.92	1.36
Class C	1,000.00	942.20	9.60(B	)	1,015.30	9.96	1.96
Class I	1,000.00	947.30	4.52(B	)	1,020.60	4.69	0.92
Class I2	1,000.00	947.80	4.03(B	)	1,021.10	4.18	0.82
Class R6	1,000.00	944.80	3.43(D	)	1,021.00	4.23	0.83

Transamerica International Small Cap Value
Class I	1,000.00	973.30	5.47(B	)	1,019.70	5.60	1.10
Class I2	1,000.00	974.90	5.03(B	)	1,020.10	5.14	1.01

Transamerica Large Cap Value
Class A	1,000.00	994.30	5.23(B	)	1,020.00	5.30	1.04
Class C	1,000.00	990.50	9.13(B	)	1,016.00	9.25	1.82
Class I	1,000.00	995.60	3.97(B	)	1,021.20	4.02	0.79
Class I2	1,000.00	996.10	3.47(B	)	1,021.70	3.52	0.69
Class R6	1,000.00	984.70	2.91(D	)	1,021.70	3.52	0.69

Transamerica Mid Cap Growth
Class A	1,000.00	935.00	5.90(B	)	1,019.10	6.16	1.21
Class C	1,000.00	930.40	9.54(B	)	1,015.30	9.96	1.96
Class I	1,000.00	936.00	4.49(B	)	1,020.60	4.69	0.92
Class I2	1,000.00	936.80	3.91(B	)	1,021.20	4.08	0.80

Transamerica Mid Cap Value Opportunities
Class A	1,000.00	1,007.10	5.31(B	)	1,019.90	5.35	1.05
Class C	1,000.00	1,004.40	9.14(B	)	1,016.10	9.20	1.81
Class I	1,000.00	1,008.80	4.25(B	)	1,021.00	4.28	0.84
Class I2	1,000.00	1,008.80	3.75(B	)	1,021.50	3.77	0.74

Transamerica MLP & Energy Income
Class A	1,000.00	733.40	6.77(B	)	1,017.40	7.88	1.55
Class C	1,000.00	730.90	10.08(B	)	1,013.60	11.72	2.31
Class I	1,000.00	734.90	5.47(B	)	1,018.90	6.36	1.25
Class I2	1,000.00	734.60	5.03(B	)	1,019.40	5.85	1.15

Transamerica Money Market
Class A	1,000.00	1,000.00	1.46(B	)	1,023.70	1.48	0.29
Class B	1,000.00	1,000.00	1.41(B	)	1,023.80	1.43	0.28
Class C	1,000.00	1,000.00	1.46(B	)	1,023.70	1.48	0.29
Class I	1,000.00	1,000.00	1.41(B	)	1,023.80	1.43	0.28
Class I2	1,000.00	1,000.00	1.41(B	)	1,023.80	1.43	0.28

Transamerica Multi-Managed Balanced
Class A	1,000.00	997.60	5.79(B	)	1,019.40	5.85	1.15
Class B	1,000.00	993.00	10.45(B	)	1,014.70	10.56	2.08
Class C	1,000.00	994.10	9.30(B	)	1,015.90	9.40	1.85
Class I	1,000.00	999.40	4.33(B	)	1,020.90	4.38	0.86
Class R6	1,000.00	989.30	3.17(D	)	1,021.40	3.82	0.75

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Short-Term Bond
Class A	$1,000.00	$998.60	$4.23(B	)	$1,021.00	$4.28	0.84%
Class C	1,000.00	994.70	8.04(B	)	1,017.10	8.13	1.60
Class I	1,000.00	999.40	3.17(B	)	1,022.00	3.21	0.63
Class I2	1,000.00	999.90	2.67(B	)	1,022.50	2.70	0.53
Class R6	1,000.00	999.10	2.21(D	)	1,022.60	2.65	0.52

Transamerica Small Cap Core
Class A	1,000.00	925.50	5.92(B	)	1,019.10	6.21	1.22
Class C	1,000.00	922.10	9.69(B	)	1,015.10	10.16	2.00
Class I	1,000.00	926.40	4.90(B	)	1,020.10	5.14	1.01
Class I2	1,000.00	927.40	4.28(B	)	1,020.80	4.48	0.88

Transamerica Small Cap Growth
Class A	1,000.00	1,015.80	6.81(B	)	1,018.50	6.82	1.34
Class C	1,000.00	1,012.90	10.30(B	)	1,015.00	10.31	2.03
Class I	1,000.00	1,018.10	5.09(B	)	1,020.20	5.09	1.00
Class I2	1,000.00	1,018.80	4.53(B	)	1,020.70	4.53	0.89

Transamerica Small Cap Value
Class A	1,000.00	927.30	6.32(B	)	1,018.70	6.61	1.30	(E)
Class C	1,000.00	923.60	9.79(B	)	1,015.00	10.26	2.02	(E)
Class I	1,000.00	927.60	5.05(B	)	1,020.00	5.30	1.04	(E)
Class I2	1,000.00	928.50	4.42(B	)	1,020.60	4.63	0.91	(E)

Transamerica Small/Mid Cap Value
Class A	1,000.00	970.00	6.55(B	)	1,018.60	6.72	1.32
Class B	1,000.00	966.50	10.01(B	)	1,015.00	10.26	2.02
Class C	1,000.00	966.60	9.81(B	)	1,015.20	10.06	1.98
Class I	1,000.00	971.80	4.77(B	)	1,020.40	4.89	0.96
Class I2	1,000.00	971.90	4.27(B	)	1,020.90	4.38	0.86
Class R6	1,000.00	950.30	3.56(D	)	1,020.90	4.38	0.86

Transamerica Strategic High Income
Class A	1,000.00	985.50	6.01(B	)	1,019.20	6.11	1.20	(E)
Class C	1,000.00	981.10	9.74(B	)	1,015.40	9.91	1.95	(E)
Class I	1,000.00	986.80	4.76(B	)	1,020.40	4.84	0.95	(E)
Class I2	1,000.00	974.00	4.68(B	)	1,020.50	4.79	0.94	(E)

Transamerica Unconstrained Bond
Class I	1,000.00	984.00	4.75(B	)	1,020.40	4.84	0.95
Class I2	1,000.00	984.40	4.70(B	)	1,020.50	4.79	0.94

Transamerica US Growth
Class A	1,000.00	1,033.80	6.05(B	)	1,019.30	6.01	1.18
Class B	1,000.00	1,029.30	10.64(B	)	1,014.70	10.56	2.08
Class C	1,000.00	1,029.90	10.08(B	)	1,015.30	10.01	1.97
Class I	1,000.00	1,035.60	4.41(B	)	1,020.90	4.38	0.86
Class I2	1,000.00	1,036.90	3.75(B	)	1,021.50	3.72	0.73
Class T	1,000.00	1,036.10	4.16(B	)	1,021.10	4.13	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Class commenced operations on May 29, 2015. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (155 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds’ were in operation for the entire six-month period ended October 31, 2015. Thus, the hypothetical expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(E)	Expense ratios (as disclosed in table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition

At October 31, 2015

(unaudited)

Transamerica Bond

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	8.3%
AAA	7.4
AA	0.1
A	8.4
BBB	46.6
BB	16.4
B	7.3
CCC and Below	1.2
NR (Not Rated)	8.8
Net Other Assets (Liabilities)^	(4.5)
Total	100.0%

Transamerica Capital Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	92.8%
Securities Lending Collateral	15.0
Repurchase Agreement	6.2
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(14.1)
Total	100.0%

Transamerica Concentrated Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Securities Lending Collateral	4.3
Repurchase Agreement	2.1
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

Transamerica Dividend Focused

Asset Allocation	Percentage of Net Assets
Common Stocks	96.8%
Repurchase Agreement	3.5
Securities Lending Collateral	3.2
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation)

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	98.4%
Securities Lending Collateral	13.6
Exchange-Traded Options Purchased	1.2
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(13.6)
Total	100.0%

Transamerica Dynamic Income (formerly, Transamerica Tactical Income)

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.6%
Securities Lending Collateral	23.5
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(23.8)
Total	100.0%

Transamerica Emerging Markets Debt

Credit Quality‡	Percentage of Net Assets
AAA	7.5%
A	7.3
BBB	32.2
BB	27.1
B	12.6
CCC and Below	7.5
NR (Not Rated)	12.0
Net Other Assets (Liabilities)^	(6.2)
Total	100.0%

Transamerica Emerging Markets Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	97.6%
Securities Lending Collateral	1.5
Repurchase Agreement	1.4
Preferred Stock	0.9
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Transamerica Enhanced Muni

Fund Characteristics	Years
Average Maturity§	6.59
Duration†	5.47

Credit Quality‡	Percentage of Net Assets
AAA	10.5%
AA	60.1
A	13.0
BBB	8.3
BB	1.0
B	1.9
CCC and Below	0.0 *
NR (Not Rated)	7.1
Net Other Assets (Liabilities)	(1.9)
Total	100.0%

Transamerica Flexible Income

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	17.9%
AAA	3.9
AA	2.3
A	19.5
BBB	31.9
BB	9.8
B	9.0
CCC and Below	8.0
NR (Not Rated)	6.8
Net Other Assets (Liabilities)	(9.1)
Total	100.0%

Transamerica Floating Rate

Credit Quality‡	Percentage of Net Assets
AAA	6.0%
BBB	0.3
BB	4.3
B	4.3
CCC and Below	0.2
NR (Not Rated)	89.4
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition (continued)

At October 31, 2015

(unaudited)

Transamerica Global Bond

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	5.6%
AAA	25.3
AA	15.0
A	14.6
BBB	26.3
BB	5.8
B	1.0
NR (Not Rated)	3.6
Net Other Assets (Liabilities)^	2.8
Total	100.0%

Transamerica Global Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	97.6%
Securities Lending Collateral	8.7
Preferred Stock	1.5
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(8.8)
Total	100.0%

Transamerica Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Securities Lending Collateral	11.8
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(12.1)
Total	100.0%

Transamerica Growth Opportunities

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Securities Lending Collateral	28.4
Repurchase Agreement	3.2
Preferred Stocks	0.8
Over-the-Counter Foreign Exchange Options Purchased	0.2
Convertible Preferred Stock	0.1
Net Other Assets (Liabilities)	(28.9)
Total	100.0%

Transamerica High Yield Bond

Credit Quality‡	Percentage of Net Assets
AAA	6.8%
A	0.1
BBB	6.0
BB	36.0
B	41.1
CCC and Below	9.0
NR (Not Rated)	9.0
Net Other Assets (Liabilities)	(8.0)
Total	100.0%

Transamerica High Yield Muni

Fund Characteristics	Years
Average Maturity§	10.00
Duration†	7.04

Credit Quality‡	Percentage of Net Assets
AAA	17.7%
AA	29.7
A	13.1
BBB	17.6
BB	8.7
B	10.8
CCC and Below	0.1
NR (Not Rated)	10.8
Net Other Assets (Liabilities)	(8.5)
Total	100.0%

Transamerica Income & Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	86.8%
Securities Lending Collateral	15.9
Master Limited Partnerships	11.8
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(15.6)
Total	100.0%

Transamerica Inflation Opportunities

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	58.3%
AAA	6.2
AA	13.2
A	5.7
BBB	11.0
BB	4.7
B	0.6
NR (Not Rated)	1.2
Net Other Assets (Liabilities)^	(0.9)
Total	100.0%

Transamerica International Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	94.5%
Repurchase Agreement	3.7
Preferred Stocks	1.2
Securities Lending Collateral	1.2
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Transamerica International Small Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Securities Lending Collateral	3.7
Repurchase Agreement	1.6
Preferred Stock	1.0
Right	0.0 *
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition (continued)

At October 31, 2015

(unaudited)

Transamerica Large Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	96.1%
Repurchase Agreement	4.4
Securities Lending Collateral	0.4
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

Transamerica Mid Cap Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Securities Lending Collateral	7.2
Repurchase Agreement	0.0 *
Net Other Assets (Liabilities)	(6.7)
Total	100.0%

Transamerica Mid Cap Value Opportunities

Asset Allocation	Percentage of Net Assets
Common Stocks	95.2%
Securities Lending Collateral	10.2
Repurchase Agreement	4.5
Net Other Assets (Liabilities)	(9.9)
Total	100.0%

Transamerica MLP & Energy Income

Asset Allocation	Percentage of Net Assets
Common Stocks	56.2%
Master Limited Partnerships	35.8
Securities Lending Collateral	8.2
Repurchase Agreement	7.4
Convertible Preferred Stock	1.3
Corporate Debt Securities	1.1
Net Other Assets (Liabilities)	(10.0)
Total	100.0%

Transamerica Money Market

Asset Allocation	Percentage of Net Assets
Commercial Paper	71.1%
Repurchase Agreements	13.2
Certificates of Deposit	11.8
Corporate Debt Securities	3.8
Net Other Assets (Liabilities)	0.1
Total	100.0%

Transamerica Multi-Managed Balanced

Asset Allocation	Percentage of Net Assets
Common Stocks	60.1%
Corporate Debt Securities	14.4
U.S. Government Obligations	9.6
U.S. Government Agency Obligations	6.4
Mortgage-Backed Securities	4.7
Short-Term U.S. Government Obligations	4.1
Securities Lending Collateral	2.7
Repurchase Agreement	2.5
Asset-Backed Securities	2.2
Short-Term U.S. Government Agency Obligations	1.4
Foreign Government Obligations	0.4
Municipal Government Obligations	0.2
Preferred Stocks	0.1
Net Other Assets (Liabilities)^	(8.8)
Total	100.0%

Transamerica Short-Term Bond

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.0%*
AAA	5.9
AA	8.9
A	27.6
BBB	42.8
BB	6.7
B	2.2
CCC and Below	0.7
NR (Not Rated)	5.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Small Cap Core

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	10.1
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(10.1)
Total	100.0%

Transamerica Small Cap Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Securities Lending Collateral	21.7
Repurchase Agreement	1.7
Net Other Assets (Liabilities)	(20.1)
Total	100.0%

Transamerica Small Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	99.4%
Securities Lending Collateral	4.1
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition (continued)

At October 31, 2015

(unaudited)

Transamerica Small/Mid Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Securities Lending Collateral	10.0
Repurchase Agreement	1.7
Master Limited Partnership	0.5
Net Other Assets (Liabilities)	(10.2)
Total	100.0%

Transamerica Strategic High Income

Asset Allocation	Percentage of Net Assets
Common Stocks	44.1%
Corporate Debt Securities	36.4
Securities Lending Collateral	26.2
Preferred Stocks	18.4
Repurchase Agreement	1.6
Investment Company	0.3
Net Other Assets (Liabilities)	(27.0)
Total	100.0%

Transamerica Unconstrained Bond

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	6.2%
AAA	13.6
AA	2.9
A	5.9
BBB	15.9
BB	16.0
B	8.6
CCC and Below	0.9
NR (Not Rated)	42.0
Net Other Assets (Liabilities)^	(12.0)
Total	100.0%

Transamerica US Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	2.7
Repurchase Agreement	1.7
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 10.0%
Cayman Islands - 0.4%
AIM Aviation Finance, Ltd.
Series 2015-1A, Class A1
4.21%, 02/15/2040 (A) (B)	$ 2,933,333	$ 2,937,587

United States - 9.6%
American Homes 4 Rent Trust
Series 2014-SFR1, Class D
2.35%, 06/17/2031 (A) (B)	1,870,000	1,802,783
Series 2014-SFR2, Class D
5.15%, 10/17/2036 (B)	595,000	594,283
CAM Mortgage LLC
Series 2015-1, Class A
3.50%, 07/15/2064 (A) (B)	1,502,843	1,502,549
Capital One Multi-Asset Execution Trust
Series 2013-A3, Class A3
0.96%, 09/16/2019	3,865,000	3,865,881
CarNow Auto Receivables Trust
Series 2014-1A, Class C
2.81%, 11/15/2018 (B)	1,575,000	1,561,379
Chase Issuance Trust
Series 2013-A8, Class A8
1.01%, 10/15/2018	2,940,000	2,942,964
Citibank Credit Card Issuance Trust
Series 2013-A3, Class A3
1.11%, 07/23/2018	7,507,075	7,522,305
Colony American Homes
Series 2014-1A, Class D
2.40%, 05/17/2031 (A) (B)	930,000	903,456
CPS Auto Receivables Trust
Series 2014-C, Class C
3.77%, 08/17/2020 (B)	665,000	657,847
Series 2014-D, Class C
4.35%, 11/16/2020 (B)	1,030,000	1,031,414
CWABS Asset-Backed Certificates Trust
Series 2004-13, Class AF5B
5.02%, 05/25/2035 (A)	604,937	605,432
DT Auto Owner Trust
Series 2014-1A, Class D
3.98%, 01/15/2021 (B)	250,000	251,441
Series 2014-2A, Class D
3.68%, 04/15/2021 (B)	1,070,000	1,062,829
Series 2014-3A, Class D
4.47%, 11/15/2021 (B)	1,685,000	1,691,948
Series 2015-1A, Class D
4.26%, 02/15/2022 (B)	1,460,000	1,467,623
First Investors Auto Owner Trust
Series 2014-1A, Class D
3.28%, 04/15/2021 (B)	615,000	610,605
Series 2014-2A, Class D
3.47%, 02/15/2021 (B)	895,000	892,680
Series 2014-3A, Class D
3.85%, 02/15/2022 (B)	725,000	730,647
Flagship Credit Auto Trust
Series 2013-2, Class C
4.42%, 12/16/2019 (B)	1,690,000	1,731,519
Series 2014-2, Class C
3.95%, 12/15/2020 (B)	625,000	620,151
Series 2015-1, Class C
3.76%, 06/15/2021 (B) (C)	1,400,000	1,386,344

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Ford Credit Auto Owner Trust
Series 2013-D, Class A3
0.67%, 04/15/2018	$ 1,996,283	$ 1,994,883
GE Accounts Receivable Funding
Series 2010-3, Class TSTC
6.99%, 08/24/2017 (D) (E) (F)	2,000,000	2,000,000
Invitation Homes Trust
Series 2014-SFR1, Class C
2.30%, 06/17/2031 (A) (B)	795,000	778,521
Series 2014-SFR2, Class D
2.95%, 09/17/2031 (A) (B)	940,000	928,002
Series 2014-SFR3, Class D
3.20%, 12/17/2031 (A) (B)	1,755,000	1,744,850
Series 2015-SFR3, Class D
2.95%, 08/17/2032 (A) (B)	1,445,000	1,422,679
OneMain Financial Issuance Trust
Series 2014-1A, Class A
2.43%, 06/18/2024 (B)	2,010,000	2,010,229
Series 2014-2A, Class B
3.02%, 09/18/2024 (B)	920,000	919,264
Series 2015-1A, Class B
3.85%, 03/18/2026 (B)	1,685,000	1,716,577
Series 2015-2A, Class B
3.10%, 07/18/2025 (B)	2,015,000	2,008,733
Series 2015-3A, Class B
4.16%, 11/20/2028 (B)	980,000	979,794
Progress Residential Trust
Series 2015-SFR3, Class D
4.67%, 11/12/2032 (G)	1,175,000	1,167,606
Santander Drive Auto Receivables Trust
Series 2014-4, Class D
3.10%, 11/16/2020	1,400,000	1,393,655
SoFi Professional Loan Program LLC
Series 2014-A, Class A2
3.02%, 10/25/2027 (B)	139,640	141,595
Series 2014-B, Class A2
2.55%, 08/27/2029 (B)	373,711	374,654
Series 2015-A, Class A2
2.42%, 03/25/2030 (B)	2,763,182	2,750,057
Springleaf Funding Trust
Series 2013-BA, Class A
3.92%, 01/16/2023 (B)	3,750,000	3,751,725
Series 2014-AA, Class A
2.41%, 12/15/2022 (B)	2,330,000	2,328,743
Series 2014-AA, Class B
3.45%, 12/15/2022 (B)	800,000	803,479
Series 2015-AA, Class B
3.62%, 11/15/2024 (B)	2,025,000	2,026,119
TAL Advantage V LLC
Series 2014-3A, Class A
3.27%, 11/21/2039 (B)	2,861,250	2,855,583
U.S. Residential Opportunity Fund IV Trust
Series 2015-1IV, Class A
3.72%, 02/27/2035 (B)	1,321,943	1,318,789
VOLT XXII LLC
Series 2015-NPL4, Class A1
3.50%, 02/25/2055 (A) (B)	3,779,945	3,745,927

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
VOLT XXXIX LLC
Series 2015-NP13, Class-A1
4.13%, 10/25/2045	$ 1,930,000	$ 1,925,777
World Omni Auto Receivables Trust
Series 2013-A, Class A3
0.64%, 04/16/2018	590,758	590,435

		75,113,756

Total Asset-Backed Securities (Cost $78,069,469)		78,051,343

CONVERTIBLE BONDS - 3.4%
United States - 3.4%
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/2018	1,397,000	1,962,785
1.50%, 10/15/2020	1,333,000	1,934,516
Brocade Communications Systems, Inc.
1.38%, 01/01/2020 (B)	2,287,000	2,248,407
Emergent Biosolutions, Inc.
2.88%, 01/15/2021 (C)	70,000	86,013
Hornbeck Offshore Services, Inc.
1.50%, 09/01/2019 (C)	980,000	724,587
Iconix Brand Group, Inc.
1.50%, 03/15/2018	1,146,000	970,519
Jarden Corp.
1.13%, 03/15/2034 (C)	705,000	777,262
Lennar Corp.
3.25%, 11/15/2021 (B)	1,385,000	2,952,647
Level 3 Financing, Inc.
8.63%, 07/15/2020	985,000	1,040,406
Macquarie Infrastructure Corp.
2.88%, 07/15/2019 (C)	465,000	540,272
Micron Technology, Inc.
Series G
3.00%, 11/15/2043 (C)	1,605,000	1,452,525
Nuance Communications, Inc.
1.50%, 11/01/2035 (C)	1,257,000	1,321,421
Redwood Trust, Inc.
4.63%, 04/15/2018	120,000	112,950
Rovi Corp.
0.50%, 03/01/2020 (B)	2,600,000	1,940,250
RTI International Metals, Inc.
1.63%, 10/15/2019 (C)	1,200,000	1,226,250
RWT Holdings, Inc.
5.63%, 11/15/2019 (B)	560,000	520,800
SunEdison, Inc.
2.38%, 04/15/2022 (B)	640,000	339,200
2.63%, 06/01/2023 (B) (C)	662,000	308,244
3.38%, 06/01/2025 (B)	634,000	294,018
Whiting Petroleum Corp.
1.25%, 04/01/2020 (B)	6,375,000	5,613,984

Total Convertible Bonds (Cost $28,373,220)		26,367,056

CORPORATE DEBT SECURITIES - 63.0%
Australia - 0.2%
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (B)	830,000	749,474

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Virgin Australia Trust
5.00%, 04/23/2025 (B)	$ 410,756	$ 425,132

		1,174,606

Austria - 0.0% (H)
OGX Austria GmbH
8.38%, 04/01/2022 (B) (I)	6,100,000	616
8.50%, 06/01/2018 (B) (I)	600,000	306

		922

Belgium - 0.4%
Delhaize Group
5.70%, 10/01/2040	2,845,000	3,012,255

Bermuda - 0.0% (H)
Aircastle, Ltd.
5.50%, 02/15/2022	145,000	153,337

Brazil - 1.1%
BRF SA
3.95%, 05/22/2023 (B) (C)	4,600,000	4,398,750
Cielo SA / Cielo USA, Inc.
3.75%, 11/16/2022 (B)	4,460,000	3,957,804

		8,356,554

Canada - 1.6%
Baytex Energy Corp.
5.13%, 06/01/2021 (B)	20,000	16,800
5.63%, 06/01/2024 (B)	890,000	734,250
MEG Energy Corp.
6.38%, 01/30/2023 (B)	555,000	467,587
6.50%, 03/15/2021 (B)	375,000	329,063
7.00%, 03/31/2024 (B)	975,000	843,375
Methanex Corp.
5.25%, 03/01/2022 (C)	350,000	364,262
Pacific Exploration and Production Corp.
5.13%, 03/28/2023 (B)	150,000	54,750
5.63%, 01/19/2025 (B)	2,635,000	988,125
Talisman Energy, Inc.
3.75%, 02/01/2021	1,625,000	1,483,714
Valeant Pharmaceuticals International, Inc.
5.50%, 03/01/2023 (B)	270,000	226,800
5.88%, 05/15/2023 (B)	1,000,000	841,875
6.38%, 10/15/2020 (B)	3,900,000	3,490,500
6.75%, 08/15/2021 (B)	1,670,000	1,486,300
7.25%, 07/15/2022 (B)	1,395,000	1,241,550

		12,568,951

Cayman Islands - 0.1%
Odebrecht Finance, Ltd.
4.38%, 04/25/2025 (B) (C)	228,000	137,256
Transocean, Inc.
4.30%, 10/15/2022	1,085,000	709,177
6.88%, 12/15/2021	115,000	90,994

		937,427

Colombia - 0.3%
Ecopetrol SA
5.88%, 09/18/2023 - 05/28/2045	2,854,000	2,682,665

France - 1.6%
Credit Agricole SA
4.38%, 03/17/2025 (B)	5,785,000	5,703,594

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
France (continued)
Societe Generale SA
4.25%, 04/14/2025 (B)	$ 6,890,000	$ 6,706,512

		12,410,106

Ireland - 0.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.63%, 10/30/2020	1,375,000	1,424,844

Italy - 1.1%
Enel SpA
8.75%, 09/24/2073 (A) (B)	4,563,000	5,258,857
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (B)	2,710,000	2,714,369
Telecom Italia SpA
5.30%, 05/30/2024 (B)	650,000	653,250

		8,626,476

Luxembourg - 2.7%
Actavis Funding SCS
3.80%, 03/15/2025	2,925,000	2,898,494
Altice Financing SA
6.63%, 02/15/2023 (B)	880,000	882,200
Altice Luxembourg SA
7.75%, 05/15/2022 (B)	580,000	558,250
ArcelorMittal
7.75%, 10/15/2039	6,975,000	5,946,188
Telecom Italia Capital SA
6.00%, 09/30/2034	6,085,000	5,719,900
6.38%, 11/15/2033	4,815,000	4,654,949

		20,659,981

Mexico - 0.9%
America Movil SAB de CV
8.46%, 12/18/2036	MXN 59,500,000	3,515,258
Petroleos Mexicanos
7.47%, 11/12/2026	59,910,000	3,326,133

		6,841,391

Netherlands - 2.9%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%, 12/01/2023	$ 3,550,000	3,703,885
Enel Finance International NV
6.00%, 10/07/2039 (B)	8,360,000	9,552,730
6.80%, 09/15/2037 (B)	100,000	125,231
ING Bank NV
5.80%, 09/25/2023 (B)	4,200,000	4,617,237
Petrobras Global Finance BV
6.25%, 03/17/2024 (C)	3,700,000	2,963,515
6.75%, 01/27/2041	515,000	363,384
6.88%, 01/20/2040	1,025,000	738,000
7.25%, 03/17/2044 (C)	920,000	684,480

		22,748,462

Spain - 0.6%
Telefonica Emisiones SAU
7.05%, 06/20/2036	3,965,000	4,748,607

United Kingdom - 2.1%
Barclays PLC
4.38%, 09/11/2024	5,815,000	5,711,377

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
British Airways Pass-Through Trust
4.63%, 06/20/2024 (B)	$ 2,005,229	$ 2,115,517
5.63%, 12/20/2021 (B)	1,887,600	1,967,823
HBOS PLC
6.00%, 11/01/2033 (B) (C)	200,000	222,032
Lloyds Banking Group PLC
4.50%, 11/04/2024 (C)	2,000,000	2,033,954
Royal Bank of Scotland Group PLC
6.13%, 12/15/2022	4,200,000	4,605,762

		16,656,465

United States - 47.2%
Air Lease Corp.
3.75%, 02/01/2022	2,185,000	2,162,597
4.25%, 09/15/2024	1,865,000	1,829,005
4.75%, 03/01/2020 (C)	930,000	992,905
Albemarle Corp.
4.15%, 12/01/2024	1,575,000	1,559,641
Alcatel-Lucent USA, Inc.
6.45%, 03/15/2029	3,835,000	4,050,719
6.50%, 01/15/2028	1,865,000	1,967,575
Alcoa, Inc.
5.90%, 02/01/2027	3,590,000	3,639,362
6.75%, 01/15/2028	570,000	612,009
Allegheny Technologies, Inc.
5.95%, 01/15/2021	5,670,000	4,989,600
American Airlines Pass-Through Trust
3.70%, 11/01/2024	1,146,000	1,125,945
4.38%, 04/01/2024	767,901	771,741
5.60%, 01/15/2022 (B)	3,684,959	3,786,296
Antero Resources Corp.
5.13%, 12/01/2022	650,000	583,375
5.38%, 11/01/2021	210,000	193,200
AT&T, Inc.
3.40%, 05/15/2025	6,010,000	5,832,002
Aviation Capital Group Corp.
6.75%, 04/06/2021 (B)	1,130,000	1,279,725
Bank of America Corp.
4.20%, 08/26/2024, MTN	2,930,000	2,946,062
4.25%, 10/22/2026, MTN	2,414,000	2,421,305
6.05%, 06/01/2034, MTN (E)	820,000	934,524
8.00%, 01/30/2018 (A) (J)	215,000	224,159
Brambles USA, Inc.
4.13%, 10/23/2025	1,305,000	1,307,610
Brixmor Operating Partnership, LP
3.85%, 02/01/2025	1,835,000	1,784,758
Bruce Mansfield Pass-Through Trust
6.85%, 06/01/2034 (C)	2,109,666	2,182,133
California Resources Corp.
5.00%, 01/15/2020 (C)	155,000	112,763
5.50%, 09/15/2021 (C)	1,755,000	1,206,562
6.00%, 11/15/2024 (C)	1,335,000	907,800
CBRE Services, Inc.
4.88%, 03/01/2026 (C)	5,935,000	5,960,823
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	335,000	335,838
5.13%, 05/01/2023 (B)	3,760,000	3,769,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
CCO Safari II LLC
6.48%, 10/23/2045 (B)	$ 1,110,000	$ 1,151,061
Celgene Corp.
3.88%, 08/15/2025	4,575,000	4,587,055
CenturyLink, Inc.
7.20%, 12/01/2025	595,000	553,350
7.60%, 09/15/2039	3,675,000	3,142,125
Chesapeake Energy Corp.
4.88%, 04/15/2022 (C)	3,240,000	2,008,800
5.75%, 03/15/2023 (C)	200,000	126,000
6.13%, 02/15/2021 (C)	455,000	297,980
6.63%, 08/15/2020 (C)	155,000	105,013
CHS / Community Health Systems, Inc.
6.88%, 02/01/2022	520,000	523,900
Cimarex Energy Co.
4.38%, 06/01/2024	800,000	795,760
CIT Group, Inc.
5.00%, 08/01/2023	1,020,000	1,068,450
Concho Resources, Inc.
5.50%, 10/01/2022 - 04/01/2023	730,000	733,431
6.50%, 01/15/2022	70,000	72,538
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	685,233	705,790
6.25%, 10/11/2021	223,986	235,185
Continental Resources, Inc.
3.80%, 06/01/2024 (C)	4,120,000	3,448,226
4.50%, 04/15/2023	1,290,000	1,139,734
Cox Communications, Inc.
3.85%, 02/01/2025 (B)	3,955,000	3,665,996
Crown Castle Towers LLC
3.66%, 05/15/2045 (B)	4,230,000	4,156,356
CVS Health Corp.
5.00%, 12/01/2024 (B)	120,000	133,290
CVS Pass-Through Trust
4.16%, 08/11/2036 (B)	3,485,203	3,436,361
4.70%, 01/10/2036 (B)	5,230,135	5,433,862
DDR Corp.
3.63%, 02/01/2025	4,360,000	4,135,752
Delta Air Lines Pass-Through Trust
8.02%, 02/10/2024	1,331,303	1,497,716
Dillard’s, Inc.
7.13%, 08/01/2018	990,000	1,088,396
Energy Transfer Partners, LP
4.05%, 03/15/2025	2,125,000	1,869,777
5.20%, 02/01/2022	1,095,000	1,089,481
Enterprise Products Operating LLC
3.70%, 02/15/2026 (C)	655,000	622,574
Ford Motor Co.
7.50%, 08/01/2026	115,000	141,391
Ford Motor Credit Co. LLC
1.10%, 01/17/2017, MTN (A)	3,060,000	3,044,651
Forethought Financial Group, Inc.
8.63%, 04/15/2021 (B)	1,430,000	1,640,206
Freeport-McMoRan, Inc.
4.55%, 11/14/2024 (C)	6,300,000	5,040,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Fresenius Medical Care US Finance II, Inc.
4.13%, 10/15/2020 (B)	$ 635,000	$ 648,494
4.75%, 10/15/2024 (B) (C)	615,000	622,688
General Motors Co.
5.20%, 04/01/2045	2,125,000	2,103,818
General Motors Financial Co., Inc.
4.25%, 05/15/2023	10,860,000	11,038,213
Glencore Funding LLC
4.63%, 04/29/2024 (B)	6,205,000	4,901,950
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018	505,000	522,675
4.88%, 11/01/2020 (C)	1,390,000	1,431,700
Halcon Resources Corp.
8.63%, 02/01/2020 (B) (C)	675,000	582,188
HCA, Inc.
5.00%, 03/15/2024	8,345,000	8,595,350
7.05%, 12/01/2027	180,000	190,800
7.50%, 12/15/2023 - 11/06/2033	3,700,000	3,959,475
7.58%, 09/15/2025, MTN	1,020,000	1,111,800
7.69%, 06/15/2025	2,060,000	2,276,300
7.75%, 07/15/2036, MTN	125,000	134,375
8.36%, 04/15/2024	190,000	223,250
HCP, Inc.
3.40%, 02/01/2025	1,820,000	1,702,244
3.88%, 08/15/2024	3,535,000	3,448,880
4.00%, 06/01/2025	4,530,000	4,450,816
HD Supply, Inc.
7.50%, 07/15/2020	65,000	69,225
Hercules, Inc.
6.50%, 06/30/2029	1,260,000	1,165,500
Hewlett Packard Enterprise Co.
4.90%, 10/15/2025 (B)	4,935,000	4,876,496
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
4.88%, 03/15/2019	1,680,000	1,718,304
5.88%, 02/01/2022	840,000	865,200
IFM US Colonial Pipeline 2 LLC
6.45%, 05/01/2021 (B)	2,300,000	2,493,701
International Lease Finance Corp.
4.63%, 04/15/2021	5,000,000	5,175,000
8.25%, 12/15/2020 (C)	710,000	848,450
INVISTA Finance LLC
4.25%, 10/15/2019 (B)	3,725,000	3,641,187
iStar, Inc.
4.00%, 11/01/2017	2,425,000	2,370,437
5.00%, 07/01/2019	2,040,000	1,996,650
Jabil Circuit, Inc.
4.70%, 09/15/2022	6,020,000	6,059,130
Jefferies Group LLC
5.13%, 01/20/2023 (C)	965,000	965,774
6.25%, 01/15/2036	3,350,000	3,152,002
6.45%, 06/08/2027	275,000	286,781
6.50%, 01/20/2043	1,805,000	1,766,637
6.88%, 04/15/2021	1,385,000	1,556,590
JPMorgan Chase & Co.
3.88%, 09/10/2024	2,100,000	2,097,763

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Keysight Technologies, Inc.
4.55%, 10/30/2024 (B)	$ 3,860,000	$ 3,681,278
Kinder Morgan, Inc.
4.30%, 06/01/2025 (C)	3,900,000	3,527,686
KLA-Tencor Corp.
4.13%, 11/01/2021	2,960,000	2,972,604
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.88%, 08/01/2021 (B)	2,365,000	2,211,275
7.38%, 10/01/2017	1,020,000	1,025,100
Lennar Corp.
4.75%, 11/15/2022	855,000	855,000
Level 3 Communications, Inc.
5.75%, 12/01/2022	1,415,000	1,450,375
Level 3 Financing, Inc.
5.38%, 08/15/2022	65,000	66,138
6.13%, 01/15/2021	655,000	690,206
Liberty Property, LP
3.75%, 04/01/2025	4,410,000	4,263,637
Mackinaw Power LLC
6.30%, 10/31/2023 (B) (E)	744,634	826,073
Masco Corp.
4.45%, 04/01/2025	1,531,000	1,534,827
5.95%, 03/15/2022	275,000	304,563
6.50%, 08/15/2032	895,000	915,138
7.13%, 03/15/2020	1,505,000	1,749,562
7.75%, 08/01/2029	415,000	466,751
Meccanica Holdings USA, Inc.
6.25%, 07/15/2019 - 01/15/2040 (B)	2,700,000	2,661,250
7.38%, 07/15/2039 (B)	5,400,000	5,670,000
Morgan Stanley
4.10%, 05/22/2023, MTN	14,285,000	14,515,117
8.00%, 05/09/2017, MTN	AUD 2,470,000	1,893,068
Navient Corp.
5.50%, 01/25/2023 (C)	$ 2,770,000	2,496,462
6.13%, 03/25/2024, MTN	450,000	406,125
Newfield Exploration Co.
5.38%, 01/01/2026	605,000	574,750
5.63%, 07/01/2024 (C)	3,610,000	3,573,900
5.75%, 01/30/2022	360,000	365,400
Noble Energy, Inc.
5.88%, 06/01/2022 (C)	445,000	448,238
Oasis Petroleum, Inc.
6.88%, 03/15/2022 (C)	580,000	494,450
Old Republic International Corp.
4.88%, 10/01/2024	2,550,000	2,647,782
Owens Corning
4.20%, 12/01/2024	1,290,000	1,280,460
7.00%, 12/01/2036	4,585,000	5,212,691
QEP Resources, Inc.
5.25%, 05/01/2023	568,000	504,100
5.38%, 10/01/2022	640,000	576,000
Quicken Loans, Inc.
5.75%, 05/01/2025 (B) (C)	4,430,000	4,396,775
Qwest Capital Funding, Inc.
6.88%, 07/15/2028	1,510,000	1,306,150
7.63%, 08/03/2021	1,000,000	1,050,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Regency Energy Partners, LP / Regency Energy Finance Corp.
4.50%, 11/01/2023	$ 565,000	$ 518,563
5.75%, 09/01/2020	1,315,000	1,394,264
5.88%, 03/01/2022	150,000	154,045
Retail Opportunity Investments Partnership, LP
4.00%, 12/15/2024	1,535,000	1,491,348
Rialto Holdings LLC / Rialto Corp.
7.00%, 12/01/2018 (B)	1,960,000	2,009,000
Rice Energy, Inc.
6.25%, 05/01/2022	855,000	773,775
Rio Oil Finance Trust
9.25%, 07/06/2024 (B) (C)	1,100,000	899,250
Rowan Cos, Inc.
4.75%, 01/15/2024 (C)	3,975,000	3,101,637
Santander Holdings USA, Inc.
4.50%, 07/17/2025	7,038,000	7,151,171
SM Energy Co.
5.00%, 01/15/2024 (C)	450,000	403,875
5.63%, 06/01/2025	205,000	186,550
6.13%, 11/15/2022	620,000	601,400
Southwestern Energy Co.
4.10%, 03/15/2022	1,570,000	1,340,780
4.95%, 01/23/2025 (C)	1,785,000	1,557,246
Springleaf Finance Corp.
7.75%, 10/01/2021	4,305,000	4,633,256
8.25%, 10/01/2023	1,725,000	1,893,187
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024 (C)	1,710,000	1,540,241
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
4.13%, 11/15/2019	1,706,000	1,586,580
4.25%, 11/15/2023 (C)	110,000	96,250
5.25%, 05/01/2023 (C)	475,000	441,750
6.38%, 08/01/2022	1,175,000	1,139,750
6.88%, 02/01/2021	115,000	115,575
Tenet Healthcare Corp.
5.50%, 03/01/2019	4,230,000	4,166,550
6.75%, 06/15/2023 (C)	275,000	272,938
Time Warner Cable, Inc.
4.50%, 09/15/2042	2,310,000	1,871,028
5.50%, 09/01/2041	3,540,000	3,249,023
5.88%, 11/15/2040	770,000	732,287
UAL Pass-Through Trust
6.64%, 01/02/2024	4,815,997	5,104,956
United Airlines Pass-Through Trust
3.75%, 03/03/2028	3,740,000	3,768,050
4.00%, 10/11/2027	3,095,192	3,157,096
Universal Health Services, Inc.
3.75%, 08/01/2019 (B)	795,000	806,925
4.75%, 08/01/2022 (B)	3,080,000	3,145,450
US Airways Pass-Through Trust
3.95%, 05/15/2027	848,033	860,753
4.63%, 12/03/2026	1,514,839	1,590,581
5.90%, 04/01/2026	1,523,943	1,683,958
8.00%, 04/01/2021	1,368,949	1,495,576

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Ventas Realty, LP
3.50%, 02/01/2025	$ 2,420,000	$ 2,329,579
Weyerhaeuser Co.
6.88%, 12/15/2033	4,740,000	5,523,114
6.95%, 10/01/2027	130,000	154,973
7.38%, 03/15/2032	1,530,000	1,910,629
Whiting Petroleum Corp.
5.75%, 03/15/2021	1,745,000	1,620,669
Williams Partners, LP / ACMP Finance Corp.
4.88%, 05/15/2023 - 03/15/2024	5,580,000	5,028,218
ZF North America Capital, Inc.
4.75%, 04/29/2025 (B)	2,820,000	2,767,125

		367,091,386

Total Corporate Debt Securities (Cost $493,171,398)		490,094,435

FOREIGN GOVERNMENT OBLIGATIONS - 4.4%
Brazil - 0.6%
Brazilian Government International Bond
8.50%, 01/05/2024 (C)	BRL 9,100,000	1,958,486
10.25%, 01/10/2028	12,000,000	2,584,175

		4,542,661

Mexico - 1.2%
Mexican Bonos
8.50%, 11/18/2038	MXN 79,030,000	5,775,073
Series M
6.50%, 06/10/2021	61,000,000	3,890,213

		9,665,286

Supranational - 2.6%
European Bank for Reconstruction & Development
6.00%, 03/03/2016, MTN	INR 256,450,000	3,906,737
6.25%, 02/05/2016, MTN	BRL 10,470,000	2,664,094
International Bank for Rescontruction & Development
4.50%, 08/03/2017	COP 18,880,000,000	6,412,813
International Finance Corp.
5.00%, 12/21/2015, MTN	BRL 2,210,000	566,662
7.80%, 06/03/2019, MTN	INR 433,760,000	6,832,797

		20,383,103

Total Foreign Government Obligations (Cost $45,666,781)		34,591,050

LOAN ASSIGNMENTS - 0.4%
United States - 0.4%
Chemours Co.
Term Loan B
3.75%, 05/12/2022 (A)	$ 1,031,415	936,868
New Albertson’s, Inc.
Term Loan
4.75%, 06/27/2021 (A)	1,144,440	1,136,429
Staples, Inc.
Term Loan B TBD, 04/07/2021 (G) (K)	1,377,906	1,370,328

Total Loan Assignments (Cost $3,537,178)		3,443,625

	Principal	Value
MORTGAGE-BACKED SECURITIES - 4.8%
United States - 4.8%
Alternative Loan Trust
Series 2003-20CB, Class 2A1
5.75%, 10/25/2033	$ 751,525	$ 782,018
Series 2003-9T1, Class A7
5.50%, 07/25/2033	683,687	687,995
Series 2004-27CB, Class A1
6.00%, 12/25/2034	2,225,135	2,214,008
Series 2004-J3, Class 1A1
5.50%, 04/25/2034	616,535	636,024
Banc of America Alternative Loan Trust
Series 2003-10, Class 1A1
5.50%, 12/25/2033	731,024	751,360
Series 2003-10, Class 3A1
5.50%, 12/25/2033	1,154,442	1,180,732
Banc of America Funding Trust
Series 2005-4, Class 1A3
5.50%, 08/25/2035 (L)	189,301	191,341
Series 2005-7, Class 3A1
5.75%, 11/25/2035	866,176	887,693
CHL Mortgage Pass-Through Trust
Series 2004-HYB4, Class 2A1
2.58%, 09/20/2034 (A)	344,694	328,993
Series 2005-11, Class 4A1
0.47%, 04/25/2035 (A)	605,964	526,608
Citigroup Mortgage Loan Trust
Series 2005-2, Class 1A4
2.62%, 05/25/2035 (A)	392,818	382,423
Series 2015-2, Class 1A1
0.39%, 06/25/2047 (A) (B)	1,737,323	1,608,457
Credit Suisse Commercial Mortgage Trust
Series 2008-C1, Class A3
6.07%, 02/15/2041 (A)	1,540,000	1,640,148
Extended Stay America Trust
Series 2013-ESH7, Class D7
4.17%, 12/05/2031 (A) (B)	5,130,000	5,160,645
FDIC Trust
Series 2013-N1, Class A
4.50%, 10/25/2018 (B)	82,010	82,169
GMACM Mortgage Loan Trust
Series 2003-J7, Class A7
5.00%, 11/25/2033	167,762	168,560
Series 2005-AR4, Class 3A1
3.16%, 07/19/2035 (A)	940,764	888,936
GS Mortgage Securities Trust
Series 2007-GG10, Class AM
5.79%, 08/10/2045 (A)	3,110,000	3,104,097
GSR Mortgage Loan Trust
Series 2004-14, Class 3A1
2.86%, 12/25/2034 (A)	879,124	847,775
Series 2004-14, Class 5A1
2.86%, 12/25/2034 (A)	965,546	957,672
Series 2005-AR6, Class 4A5
2.81%, 09/25/2035 (A)	2,035,388	2,051,905
Hilton USA Trust
Series 2013-HLT, Class DFX
4.41%, 11/05/2030	1,375,000	1,378,447

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Independent National Mortgage Corp. Index Mortgage Loan Trust
Series 2005-16IP, Class A1
0.84%, 07/25/2045 (A)	$ 232,507	$ 201,105
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LDPX, Class AM
5.46%, 01/15/2049 (A)	400,000	410,019
Series 2010-C1, Class C
6.21%, 06/15/2043 (A) (B)	1,211,000	1,284,972
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
2.69%, 02/25/2035 (A)	658,296	656,623
Series 2005-A3, Class 4A1
2.76%, 06/25/2035 (A)	415,341	419,180
MASTR Alternative Loan Trust
Series 2003-9, Class 4A1
5.25%, 11/25/2033	559,102	579,930
Series 2004-5, Class 2A1
6.00%, 06/25/2034	615,045	637,302
Morgan Stanley Mortgage Loan Trust
Series 2005-7, Class 7A5
5.50%, 11/25/2035	1,085,053	1,102,835
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 6A
2.76%, 09/25/2034 (A)	429,071	424,705
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2004-20, Class 8A7
5.75%, 11/25/2034	1,178,314	1,228,129
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class D
5.05%, 05/10/2063 (A) (B)	1,015,000	1,037,381
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR1, Class A
2.43%, 03/25/2034 (A)	402,305	403,102
Series 2007-OA3, Class 2A1A
0.98%, 04/25/2047 (A)	411,513	346,921
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-A, Class A1
2.66%, 02/25/2034 (A)	856,936	857,552
Series 2005-12, Class 1A2
5.50%, 11/25/2035	474,958	484,099
Series 2005-AR10, Class 2A4
2.70%, 06/25/2035 (A)	511,682	515,176

Total Mortgage-Backed Securities (Cost $35,758,015)		37,047,037

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1.85%, 04/25/2024	2,350,000	2,320,462
2.40%, 02/25/2024 (A)	3,525,000	3,545,908
2.60%, 08/25/2024 - 10/25/2024 (A)	1,915,000	1,933,838

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes (continued)
3.50%, 10/25/2027 (A)	$ 1,000,000	$ 946,710
4.45%, 11/25/2023 (A)	1,350,000	1,346,523

Total U.S. Government Agency Obligations (Cost $10,068,574)		10,093,441

U.S. GOVERNMENT OBLIGATIONS - 6.7%
U.S. Treasury Note
0.38%, 05/31/2016	12,205,000	12,207,222
0.88%, 05/15/2017 - 06/15/2017	39,975,000	40,120,971

Total U.S. Government Obligations (Cost $52,277,693)		52,328,193

	Shares	Value
COMMON STOCKS - 0.1%
United States - 0.1%
NextEra Energy, Inc.	6,043	620,374
United Rentals, Inc. (C) (M)	3,951	295,772

Total Common Stocks (Cost $734,663)		916,146

CONVERTIBLE PREFERRED STOCKS - 1.7%
Ireland - 0.5%
Allergan PLC
Series A, 5.50%	3,653	3,823,339

United States - 1.2%
Alcoa, Inc.
Series 1, 5.38% (C)	62,266	1,969,474
Chesapeake Energy Corp.
5.75%	4,238	1,779,960
5.75% (B)	88	36,292
5.75% (C)	589	265,050
Dominion Resources, Inc.
Series A, 6.13%	12,326	687,914
Series B, 6.00%	11,532	648,790
Stanley Black & Decker, Inc.
6.25% (C)	933	112,016
Tyson Foods, Inc.
4.75% (C)	38,796	2,030,971
Wells Fargo & Co.
Series L, 7.50%	1,340	1,587,900

		9,118,367

Total Convertible Preferred Stocks (Cost $14,346,828)		12,941,706

PREFERRED STOCKS - 0.8%
United States - 0.8%
Ally Financial, Inc.
Series A, 8.50% (A)	39,124	1,005,487
Series G, 7.00% (B)	2,750	2,802,680
Countrywide Capital IV
6.75%	88,375	2,275,656

Total Preferred Stocks (Cost $4,928,681)		6,083,823

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.3%
U.S. Treasury Bill
0.15%, 01/28/2016 (N) (O)	$ 1,985,000	$ 1,984,605

Total Short-Term U.S. Government Obligation (Cost $1,984,272)		1,984,605

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (O)	39,168,033	39,168,033

Total Securities Lending Collateral (Cost $39,168,033)		39,168,033

	Principal	Value
REPURCHASE AGREEMENT - 2.6%

State Street Bank & Trust Co. 0.01% (O), dated 10/30/2015, to be repurchased at $19,888,181 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 01/30/2023, and with a value of $20,289,721.

	$ 19,888,164	$ 19,888,164

Total Repurchase Agreement (Cost $19,888,164)		19,888,164

Total Investments (Cost $827,972,969) (P)		812,998,657
Net Other Assets (Liabilities) - (4.5)%		(35,183,687)

Net Assets - 100.0%		$ 777,814,970

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(146)	12/21/2015	$—	$(81,259)
U.S. Treasury Bond	Short	(44)	12/21/2015	—	(83,614)

Total				$—	$(164,873)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Asset-Backed Securities	9.6%	$78,051,343
Oil, Gas & Consumable Fuels	7.8	63,229,917
Banks	6.7	54,450,056
U.S. Government Obligations	6.4	52,328,193
Mortgage-Backed Securities	4.6	37,047,037
Foreign Government Obligations	4.3	34,591,050
Real Estate Investment Trusts	4.2	33,891,009
Diversified Telecommunication Services	3.9	31,789,658
Airlines	3.7	30,292,115
Metals & Mining	3.4	27,848,057
Health Care Providers & Services	3.3	26,678,295
Diversified Financial Services	2.8	23,064,988
Capital Markets	2.0	16,408,185
Electric Utilities	2.0	16,383,265
Automobiles	2.0	16,328,073
Media	1.9	15,332,883
Pharmaceuticals	1.7	14,008,858
Consumer Finance	1.6	13,237,197
Food & Staples Retailing	1.6	13,152,197
Energy Equipment & Services	1.4	11,721,485
Trading Companies & Distributors	1.4	11,526,291
Building Products	1.4	11,463,992
U.S. Government Agency Obligations	1.2	10,093,441
Electronic Equipment, Instruments & Components	1.2	9,740,408
Biotechnology	1.1	8,570,369
Aerospace & Defense	1.0	8,331,250
Real Estate Management & Development	1.0	7,969,823
Wireless Telecommunication Services	1.0	7,671,614
Chemicals	0.9	7,667,458
Semiconductors & Semiconductor Equipment	0.9	7,306,841

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Technology Hardware, Storage & Peripherals	0.9%		$7,124,903
Food Products	0.8		6,429,721
Communications Equipment	0.7		6,018,294
Insurance	0.5		4,287,988
Professional Services	0.5		3,957,804
Household Durables	0.5		3,807,647
Auto Components	0.3		2,767,125
Independent Power and Renewable Electricity Producers	0.3		2,182,133
Hotels, Restaurants & Leisure	0.2		1,954,375
Commercial Services & Supplies	0.2		1,784,758
Specialty Retail	0.2		1,370,328
Machinery	0.2		1,338,266
Multi-Utilities	0.2		1,336,704
Software	0.2		1,321,421
Containers & Packaging	0.2		1,307,610
Road & Rail	0.2		1,279,725
Multiline Retail	0.1		1,088,396
Textiles, Apparel & Luxury Goods	0.1		970,519
Leisure Products	0.1		777,262
Transportation Infrastructure	0.1		540,272
Construction & Engineering	0.0	(H)	137,256

Investments, at Value	92.5		751,957,855
Short-Term Investments	7.5		61,040,802

Total Investments	100.0%		$812,998,657

SECURITY VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value at October 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$76,051,343	$2,000,000	$78,051,343
Convertible Bonds	—	26,367,056	—	26,367,056
Corporate Debt Securities	—	490,094,435	—	490,094,435
Foreign Government Obligations	—	34,591,050	—	34,591,050
Loan Assignments	—	3,443,625	—	3,443,625
Mortgage-Backed Securities	—	37,047,037	—	37,047,037
U.S. Government Agency Obligations	—	10,093,441	—	10,093,441
U.S. Government Obligations	—	52,328,193	—	52,328,193
Common Stocks	916,146	—	—	916,146
Convertible Preferred Stocks	12,941,706	—	—	12,941,706
Preferred Stocks	6,083,823	—	—	6,083,823
Short-Term U.S. Government Obligation	—	1,984,605	—	1,984,605
Securities Lending Collateral	39,168,033	—	—	39,168,033
Repurchase Agreement	—	19,888,164	—	19,888,164

Total Investments	$59,109,708	$751,888,949	$2,000,000	$812,998,657

LIABILITIES
Other Financial Instruments
Futures Contracts (S)	$(164,873)	$—	$—	$(164,873)

Total Other Financial Instruments	$(164,873)	$—	$—	$(164,873)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $217,034,124, representing 27.9% of the Fund’s net assets.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $38,352,804. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $2,000,000, representing 0.3% of the Fund’s net assets.
(E)	Illiquid security. Total aggregate value of illiquid securities is $3,760,597, representing 0.5% of the Fund’s net assets.
(F)	Security is Level 3 of the fair value hierarchy.
(G)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Security in default.
(J)	Perpetual maturity. The date displayed is the next call date.
(K)	All or a portion of the security represents unsettled loan commitments at October 31, 2015 where the rate will be determined at time of settlement.
(L)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Mortgage-Backed Securities	Banc of America Funding Trust, Series 2005-4, Class 1A3, 5.50%, 08/25/2035	01/22/2013	$196,282	$191,341	0.0	%(H)

(M)	Non-income producing security.
(N)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $389,923.
(O)	Rate disclosed reflects the yield at October 31, 2015.
(P)	Aggregate cost for federal income tax purposes is $827,972,969. Aggregate gross unrealized appreciation and depreciation for all securities is $27,032,526 and $42,006,838, respectively. Net unrealized depreciation for tax purposes is $14,974,312.
(Q)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Fund.
(S)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
COP	Columbian Peso
INR	Indian Rupee
MXN	Mexican Peso

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 92.8%
Automobiles - 3.7%
Tesla Motors, Inc. (A) (B)	254,003	$ 52,560,841

Beverages - 2.9%
Monster Beverage Corp. (A)	306,847	41,829,383

Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (A)	37,136	6,535,936
Alnylam Pharmaceuticals, Inc. (A)	61,445	5,281,198
Intrexon Corp. (A) (B)	145,116	4,875,897
Regeneron Pharmaceuticals, Inc., Class A (A)	18,707	10,427,095

		27,120,126

Chemicals - 1.0%
Monsanto Co.	149,148	13,903,577

Consumer Finance - 1.0%
LendingClub Corp. (A) (B)	966,119	13,699,567

Diversified Financial Services - 2.5%
McGraw Hill Financial, Inc.	391,332	36,252,996

Electrical Equipment - 0.3%
SolarCity Corp. (A) (B)	145,473	4,313,274

Food & Staples Retailing - 1.4%
Walgreens Boots Alliance, Inc.	238,921	20,231,830

Food Products - 3.6%
Keurig Green Mountain, Inc. (B)	301,796	15,316,147
Mead Johnson Nutrition Co., Class A (B)	444,245	36,428,090

		51,744,237

Health Care Equipment & Supplies - 3.7%
Intuitive Surgical, Inc. (A)	107,672	53,469,915

Health Care Technology - 1.1%
athenahealth, Inc. (A) (B)	103,136	15,723,083

Hotels, Restaurants & Leisure - 2.8%
Starbucks Corp.	634,310	39,688,777

Internet & Catalog Retail - 16.7%
Amazon.com, Inc. (A)	248,572	155,581,215
JD.com, Inc., ADR (A)	516,614	14,268,879
Netflix, Inc. (A)	118,690	12,863,622
Priceline Group, Inc. (A)	38,260	55,639,222

		238,352,938

Internet Software & Services - 23.9%
Alibaba Group Holding, Ltd., ADR (A)	211,077	17,694,585
Alphabet, Inc., Class C	99,210	70,519,460
Facebook, Inc., Class A (A)	1,236,194	126,054,702
LinkedIn Corp., Class A (A)	299,543	72,150,923
Twitter, Inc. (A) (B)	1,903,305	54,168,060

		340,587,730

IT Services - 4.8%
MasterCard, Inc., Class A	390,559	38,661,436
Visa, Inc., Class A (B)	393,635	30,538,203

		69,199,639

Life Sciences Tools & Services - 3.9%
Illumina, Inc. (A)	388,913	55,723,455

Media - 1.7%
Naspers, Ltd., Class N	161,274	23,621,822

Pharmaceuticals - 4.1%
Allergan PLC (A)	52,853	16,303,565
Zoetis, Inc., Class A	968,362	41,649,250

		57,952,815

	Shares	Value
COMMON STOCKS (continued)
Software - 7.5%
Mobileye NV (A)	147,298	$ 6,705,005
salesforce.com, Inc. (A)	662,363	51,472,229
Splunk, Inc. (A) (B)	230,284	12,932,749
Workday, Inc., Class A (A) (B)	462,466	36,520,940

		107,630,923

Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	378,706	45,255,367

Textiles, Apparel & Luxury Goods - 1.1%
Michael Kors Holdings, Ltd. (A)	396,484	15,320,142

Total Common Stocks (Cost $958,630,683)		1,324,182,437

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.1% (C)
Call - USD vs. CNY (D) Exercise Price CNY 6.65 Expiration Date 11/23/2015, RBS	183,860,243	17,283
Call - USD vs. CNY (D) Exercise Price CNY 6.70 Expiration Date 06/06/2016, RBS	178,127,830	1,605,823

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $1,295,796)		1,623,106

	Shares	Value
SECURITIES LENDING COLLATERAL - 15.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (E)	213,696,266	213,696,266

Total Securities Lending Collateral (Cost $213,696,266)		213,696,266

	Principal	Value
REPURCHASE AGREEMENT - 6.2%
State Street Bank & Trust Co. 0.01% (E), dated 10/30/2015, to be repurchased at $88,016,613 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 2.07% - 2.11%, due 11/07/2022, and with a total value of $89,778,089.	$ 88,016,539	88,016,539

Total Repurchase Agreement (Cost $88,016,539)		88,016,539

Total Investments (Cost $1,261,639,284) (F)		1,627,518,348
Net Other Assets (Liabilities) - (14.1)%		(201,395,145)

Net Assets - 100.0%		$ 1,426,123,203

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$1,300,560,615	$23,621,822	$—	$1,324,182,437
Over-the-Counter Foreign Exchange Options Purchased	—	1,623,106	—	1,623,106
Securities Lending Collateral	213,696,266	—	—	213,696,266
Repurchase Agreement	—	88,016,539	—	88,016,539

Total Investments	$1,514,256,881	$113,261,467	$—	$1,627,518,348

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $208,998,089. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Cash in the amount of $1,890,000 has been segregated by the broker as collateral for open options contracts.
(D)	Illiquid derivative. Total aggregate value of illiquid derivatives is $1,623,106, representing 0.1% of the Fund’s net assets.
(E)	Rate disclosed reflects the yield at October 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $1,262,238,542. Aggregate gross unrealized appreciation and depreciation for all securities is $436,153,020 and $70,873,214, respectively. Net unrealized appreciation for tax purposes is $365,279,806.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland Group PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 98.0%
Aerospace & Defense - 3.1%
United Technologies Corp.	130,905	$ 12,882,361

Biotechnology - 8.4%
BioMarin Pharmaceutical, Inc. (A)	82,890	9,701,446
Gilead Sciences, Inc.	123,805	13,387,035
Medivation, Inc. (A)	284,410	11,962,284

		35,050,765

Capital Markets - 3.9%
BlackRock, Inc., Class A	46,290	16,292,691

Chemicals - 2.5%
Praxair, Inc.	94,917	10,544,330

Commercial Services & Supplies - 2.1%
Stericycle, Inc. (A)	71,810	8,715,580

Distributors - 3.2%
LKQ Corp. (A)	452,445	13,396,896

Electronic Equipment, Instruments & Components - 3.1%
Amphenol Corp., Class A	239,234	12,971,268

Food & Staples Retailing - 2.0%
Whole Foods Market, Inc.	275,000	8,239,000

Health Care Equipment & Supplies - 2.9%
Cooper Cos., Inc.	78,295	11,929,026

Health Care Providers & Services - 4.0%
Express Scripts Holding Co. (A)	194,190	16,774,132

Household Products - 3.5%
Colgate-Palmolive Co.	215,413	14,292,653

Industrial Conglomerates - 4.6%
Danaher Corp.	202,981	18,940,157

Internet Software & Services - 7.5%
Akamai Technologies, Inc. (A)	188,710	11,477,342
Alphabet, Inc., Class A (A)	26,370	19,444,975

		30,922,317

IT Services - 12.7%
Accenture PLC, Class A	150,801	16,165,867
Fiserv, Inc. (A)	191,587	18,490,061
Visa, Inc., Class A (B)	233,605	18,123,076

		52,779,004

Oil, Gas & Consumable Fuels - 8.2%
Cabot Oil & Gas Corp.	483,745	10,502,104
Enbridge, Inc.	306,280	13,075,093
EOG Resources, Inc.	120,647	10,357,545

		33,934,742

Pharmaceuticals - 4.4%
Roche Holding AG, ADR	542,845	18,407,874

Professional Services - 3.2%
Verisk Analytics, Inc., Class A (A)	184,831	13,235,748

Real Estate Investment Trusts - 3.5%
American Tower Corp., Class A	143,862	14,707,012

Software - 3.1%
Adobe Systems, Inc. (A)	146,084	12,951,807

Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	180,620	21,584,090

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 6.9%
NIKE, Inc., Class B	111,810	$ 14,650,465
VF Corp.	205,485	13,874,347

		28,524,812

Total Common Stocks (Cost $372,035,271)		407,076,265

SECURITIES LENDING COLLATERAL - 4.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	17,857,244	17,857,244

Total Securities Lending Collateral (Cost $17,857,244)		17,857,244

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $8,596,197 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 12/01/2027, and with a value of $8,768,152.	$ 8,596,189	8,596,189

Total Repurchase Agreement (Cost $8,596,189)		8,596,189

Total Investments (Cost $398,488,704) (D)		433,529,698
Net Other Assets (Liabilities) - (4.4)%		(18,255,726)

Net Assets - 100.0%		$ 415,273,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$407,076,265	$—	$—	$407,076,265
Securities Lending Collateral	17,857,244	—	—	17,857,244
Repurchase Agreement	—	8,596,189	—	8,596,189

Total Investments	$424,933,509	$8,596,189	$—	$433,529,698

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $17,480,946. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $398,488,704. Aggregate gross unrealized appreciation and depreciation for all securities is $57,516,867 and $22,475,873, respectively. Net unrealized appreciation for tax purposes is $35,040,994.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 9.7%
General Dynamics Corp.	95,745	$ 14,225,792
Honeywell International, Inc.	380,252	39,272,427
Raytheon Co.	220,013	25,829,526
United Technologies Corp.	94,000	9,250,540

		88,578,285

Airlines - 2.6%
Southwest Airlines Co.	515,996	23,885,455

Banks - 13.1%
Bank of America Corp.	2,418,971	40,590,334
JPMorgan Chase & Co.	360,372	23,153,901
PNC Financial Services Group, Inc.	138,028	12,458,407
Wells Fargo & Co.	810,929	43,903,696

		120,106,338

Capital Markets - 4.8%
Ameriprise Financial, Inc.	84,929	9,797,409
State Street Corp.	490,881	33,870,789

		43,668,198

Construction Materials - 2.4%
CRH PLC, ADR	798,796	21,855,059

Consumer Finance - 3.1%
American Express Co.	386,664	28,327,005

Diversified Telecommunication Services - 6.1%
AT&T, Inc.	800,937	26,839,399
Verizon Communications, Inc.	623,532	29,231,180

		56,070,579

Electric Utilities - 2.5%
Entergy Corp., Class B	338,670	23,083,747

Food & Staples Retailing - 2.4%
Wal-Mart Stores, Inc.	382,389	21,887,946

Health Care Equipment & Supplies - 4.5%
Medtronic PLC	553,048	40,881,308

Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	229,085	18,830,787

Household Durables - 2.8%
Lennar Corp., Class A (A)	341,279	17,087,839
Whirlpool Corp.	53,600	8,583,504

		25,671,343

Industrial Conglomerates - 1.2%
General Electric Co.	371,084	10,731,749

Insurance - 1.6%
Loews Corp.	415,822	15,160,870

IT Services - 1.8%
International Business Machines Corp.	118,400	16,585,472

Machinery - 2.1%
Stanley Black & Decker, Inc.	178,358	18,902,381

Metals & Mining - 0.7%
Rio Tinto PLC, ADR	165,654	6,048,027

Multiline Retail - 3.8%
Target Corp.	447,120	34,508,722

Oil, Gas & Consumable Fuels - 10.2%
BP PLC, ADR	695,034	24,812,714
ConocoPhillips	446,401	23,815,494
Occidental Petroleum Corp.	286,430	21,350,492

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66	260,484	$ 23,196,100

		93,174,800

Paper & Forest Products - 0.8%
International Paper Co.	180,328	7,698,202

Pharmaceuticals - 11.1%
Johnson & Johnson	349,429	35,302,812
Merck & Co., Inc.	564,114	30,834,471
Pfizer, Inc.	1,061,066	35,885,252

		102,022,535

Road & Rail - 0.8%
Norfolk Southern Corp.	87,855	7,031,036

Specialty Retail - 1.3%
Gap, Inc., Class A (A)	426,796	11,617,387

Tobacco - 5.4%
Altria Group, Inc.	390,937	23,639,961
Philip Morris International, Inc.	288,553	25,508,085

		49,148,046

Total Common Stocks (Cost $777,051,001)		885,475,277

SECURITIES LENDING COLLATERAL - 3.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	29,146,417	29,146,417

Total Securities Lending Collateral (Cost $29,146,417)		29,146,417

	Principal	Value
REPURCHASE AGREEMENT - 3.5%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $32,382,599 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022 and with a value of $33,034,472.	$ 32,382,572	32,382,572

Total Repurchase Agreement (Cost $32,382,572)		32,382,572

Total Investments (Cost $838,579,990) (C)		947,004,266
Net Other Assets (Liabilities) - (3.5)%		(31,630,876)

Net Assets - 100.0%		$ 915,373,390

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$885,475,277	$—	$—	$885,475,277
Securities Lending Collateral	29,146,417	—	—	29,146,417
Repurchase Agreement	—	32,382,572	—	32,382,572

Total Investments	$914,621,694	$32,382,572	$—	$947,004,266

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $28,418,163. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $838,643,815. Aggregate gross unrealized appreciation and depreciation for all securities is $143,629,483 and $35,269,032, respectively. Net unrealized appreciation for tax purposes is $108,360,451.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Dynamic Allocation

(formerly, Transamerica Tactical Rotation)

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.4%
International Equity Fund - 31.6%
iShares MSCI ACWI ETF (A)	160,474	$ 9,318,725

International Fixed Income Fund - 13.7%
iShares International Treasury Bond ETF (A)	44,485	4,040,128

U.S. Equity Funds - 37.6%
iShares Russell 1000 Growth ETF (A)	42,284	4,274,490
iShares Russell 1000 Value ETF	41,674	4,179,485
iShares Russell 2000 ETF (A)	20,466	2,360,548
Vanguard Small-Cap ETF	2,459	280,523

		11,095,046

U.S. Fixed Income Funds - 15.5%
iShares Core U.S. Aggregate Bond ETF	21,540	2,357,553
iShares Floating Rate Bond ETF (A)	26,605	1,341,158
Vanguard Total Bond Market ETF	10,609	867,710

		4,566,421

Total Exchange-Traded Funds (Cost $28,903,489)		29,020,320

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.2%
Put - S&P 500®
Exercise Price $1,600.00
Expiration Date 12/16/2016	12	52,800
Put - S&P 500®
Exercise Price $1,650.00
Expiration Date 12/16/2016	21	106,680
Put - S&P 500®
Exercise Price $1,700.00
Expiration Date 12/16/2016	18	105,300
Put - S&P 500®
Exercise Price $1,725.00
Expiration Date 12/16/2016	3	18,840
Put - S&P 500®
Exercise Price $1,750.00
Expiration Date 12/16/2016	8	53,520
Put - S&P 500®
Exercise Price $1,800.00
Expiration Date 12/16/2016	2	15,600

Total Exchange-Traded Options Purchased (Cost $533,312)		352,740

	Shares	Value
SECURITIES LENDING COLLATERAL - 13.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	3,999,250	3,999,250

Total Securities Lending Collateral (Cost $3,999,250)		3,999,250

	Principal	Value
REPURCHASE AGREEMENT - 0.4%

State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $125,001 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $130,373.

	$ 125,001	$ 125,001

Total Repurchase Agreement (Cost $125,001)		125,001

Total Investments (Cost $33,561,052) (C)		33,497,311
Net Other Assets (Liabilities) - (13.6)% (4,016,059)

Net Assets - 100.0%		$ 29,481,252

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Dynamic Allocation

(formerly, Transamerica Tactical Rotation)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$29,020,320	$—	$—	$29,020,320
Exchange-Traded Options Purchased	352,740	—	—	352,740
Securities Lending Collateral	3,999,250	—	—	3,999,250
Repurchase Agreement	—	125,001	—	125,001

Total Investments	$33,372,310	$125,001	$—	$33,497,311

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $3,917,164. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $34,604,730. Aggregate gross unrealized appreciation and depreciation for all securities is $326,523 and $1,433,942, respectively. Net unrealized depreciation for tax purposes is $1,107,419.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Dynamic Income

(formerly, Transamerica Tactical Income)

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Fixed Income Funds - 21.4%
iShares Emerging Markets High Yield Bond ETF (A)	312,980	$ 14,634,945
Market Vectors Emerging High Yield Bond ETF (A)	1,503,875	34,634,241
Market Vectors J.P. Morgan EM Local Currency Bond ETF (A)	4,532,974	81,321,554

		130,590,740

U.S. Equity Funds - 31.3%
Alerian MLP ETF (A)	8,879,780	120,676,210
Global SuperDividend US ETF (A)	1,038,429	26,230,613
iShares Core High Dividend ETF (A)	581,134	43,718,711

		190,625,534

U.S. Fixed Income Funds - 46.9%
iShares 20+ Year Treasury Bond ETF (A)	520,153	63,864,385
SPDR Barclays Short Term High Yield Bond ETF	4,315,285	117,807,280
Vanguard Long-Term Bond ETF (A)	1,156,907	103,728,282

		285,399,947

Total Exchange-Traded Funds (Cost $669,117,476)		606,616,221

	Shares	Value
SECURITIES LENDING COLLATERAL - 23.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	142,857,551	$ 142,857,551

Total Securities Lending Collateral (Cost $142,857,551)		142,857,551

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $4,550,197 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 10/20/2027, and with a value of $4,641,329.	$ 4,550,193	4,550,193

Total Repurchase Agreement (Cost $4,550,193)		4,550,193

Total Investments (Cost $816,525,220) (C)		754,023,965
Net Other Assets (Liabilities) - (23.8)%		(145,139,048)

Net Assets - 100.0%		$ 608,884,917

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$606,616,221	$—	$—	$606,616,221
Securities Lending Collateral	142,857,551	—	—	142,857,551
Repurchase Agreement	—	4,550,193	—	4,550,193

Total Investments	$749,473,772	$4,550,193	$—	$754,023,965

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $139,104,837. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $816,626,886. Aggregate gross unrealized appreciation and depreciation for all securities is $431,727 and $63,034,648, respectively. Net unrealized depreciation for tax purposes is $62,602,921.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 34.8%
Argentina - 0.5%
YPF SA
8.50%, 07/28/2025 (A)	$ 3,704,000	$ 3,641,032

Barbados - 0.9%
Columbus International, Inc.
7.38%, 03/30/2021 (A)	6,295,000	6,546,800

Bermuda - 1.9%
Digicel Group, Ltd.
7.13%, 04/01/2022 (A) (B)	6,675,000	5,506,875
7.13%, 04/01/2022 (B) (C)	1,000,000	825,000
8.25%, 09/30/2020 (B) (C)	250,000	221,250
8.25%, 09/30/2020 (A)	7,935,000	7,022,475

		13,575,600

Brazil - 1.7%
Banco do Brasil SA
6.25%, 04/15/2024 (B) (C) (D) (E)	4,100,000	2,193,500
9.00%, 06/18/2024 (A) (D) (E)	1,335,000	921,150
Itau Unibanco Holding SA
2.85%, 05/26/2018 (A) (B)	975,000	943,995
Oi SA
5.75%, 02/10/2022 (A) (B)	4,235,000	2,625,700
9.75%, 09/15/2016 (A)	BRL 7,790,000	1,777,547
Telemar Norte Leste SA
5.50%, 10/23/2020 (A)	$ 1,425,000	969,000
9.50%, 04/23/2019 (A)	3,690,000	2,712,150

		12,143,042

Canada - 0.4%
Pacific Exploration and Production Corp.
5.63%, 01/19/2025 (A)	3,790,000	1,421,250
5.63%, 01/19/2025 (B) (C)	3,050,000	1,143,750

		2,565,000

Cayman Islands - 4.8%
Agricola Senior Trust
6.75%, 06/18/2020 (A)	3,690,000	3,666,937
Alibaba Group Holding, Ltd.
3.13%, 11/28/2021 (C)	200,000	196,915
Braskem Finance, Ltd.
6.45%, 02/03/2024	3,835,000	3,451,462
Dubai Holding Commercial Operations, Ltd.
6.00%, 02/01/2017, MTN	GBP 3,300,000	5,146,087
Fibria Overseas Finance, Ltd.
5.25%, 05/12/2024	$ 3,660,000	3,600,525
Grupo Aval, Ltd.
4.75%, 09/26/2022 (B) (C)	2,000,000	1,949,800
Lima Metro Line 2 Finance, Ltd.
5.88%, 07/05/2034 (A) (B)	2,070,000	2,085,525
Marfrig Overseas, Ltd.
9.50%, 05/04/2020 (A)	3,820,000	3,820,000
Odebrecht Finance, Ltd.
5.25%, 06/27/2029 (B) (C)	3,200,000	1,844,000
7.13%, 06/26/2042 (A)	1,920,000	1,142,400
8.25%, 04/25/2018 (A)	BRL 9,620,000	1,378,437
Vale Overseas, Ltd.
6.88%, 11/21/2036 (B)	$ 6,450,000	5,250,945
6.88%, 11/10/2039	825,000	662,013

		34,195,046

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chile - 0.4%
Cencosud SA
5.15%, 02/12/2025 (A) (B)	$ 3,095,000	$ 3,033,496

Colombia - 1.9%
Banco Davivienda SA
5.88%, 07/09/2022 (A) (B)	4,998,000	5,079,217
Colombia Telecomunicaciones SA ESP
8.50%, 03/30/2020 (A) (B) (D) (E)	5,700,000	5,094,375
Financiera de Desarrollo Territorial SA Findeter
7.88%, 08/12/2024 (A)	COP 10,548,000,000	3,320,585

		13,494,177

Indonesia - 1.3%
Pelabuhan Indonesia II PT
4.25%, 05/05/2025 (A)	$ 7,750,000	7,110,625
5.38%, 05/05/2045 (A) (B)	2,250,000	1,872,000

		8,982,625

Ireland - 0.6%
MMC Norilsk Nickel OJSC via MMC Finance, Ltd.
6.63%, 10/14/2022 (A)	4,350,000	4,458,750

Luxembourg - 3.1%
ArcelorMittal
6.13%, 06/01/2025	1,650,000	1,422,597
6.25%, 03/01/2021 (B)	1,345,000	1,270,184
Atento Luxco 1 SA
7.38%, 01/29/2020 (A)	800,000	750,000
7.38%, 01/29/2020 (C)	5,185,000	4,860,938
Gazprom OAO Via GAZ Capital SA
6.51%, 03/07/2022 (B) (C)	4,760,000	4,951,352
Millicom International Cellular SA
6.00%, 03/15/2025 (B) (C)	2,100,000	1,727,250
Tupy Overseas SA
6.63%, 07/17/2024 (A)	2,507,000	2,240,631
6.63%, 07/17/2024 (C)	800,000	715,000
Wind Acquisition Finance SA
7.38%, 04/23/2021 (A)	4,582,000	4,616,365

		22,554,317

Mauritius - 0.2%
MTN Mauritius Investments, Ltd.
4.76%, 11/11/2024 (A)	1,750,000	1,610,350

Mexico - 3.9%
America Movil SAB de CV
6.00%, 06/09/2019	MXN 67,790,000	4,124,578
Banco Inbursa SA Institucion de Banca Multiple
4.13%, 06/06/2024 (A) (B)	$ 4,290,000	4,188,112
4.13%, 06/06/2024 (B) (C)	2,400,000	2,343,000
Comision Federal de Electricidad
6.13%, 06/16/2045 (A)	3,555,000	3,439,462
Grupo Bimbo SAB de CV
4.88%, 06/27/2044 (A)	3,950,000	3,538,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
Petroleos Mexicanos
4.88%, 01/18/2024	$ 3,720,000	$ 3,717,024
5.63%, 01/23/2046 (A)	3,635,000	3,134,461
5.63%, 01/23/2046, MTN (C)	2,130,000	1,836,699
8.63%, 02/01/2022	1,450,000	1,700,125

		28,021,808

Mongolia - 0.3%
Trade & Development Bank of Mongolia LLC
9.38%, 05/19/2020, MTN (A)	2,305,000	2,299,733

Netherlands - 4.5%
Kazakhstan Temir Zholy Finance BV
6.38%, 10/06/2020 (A)	4,115,000	4,020,355
Lukoil International Finance BV
3.42%, 04/24/2018 (C)	7,500,000	7,309,950
Marfrig Holding Europe BV
6.88%, 06/24/2019 (C)	3,400,000	3,102,500
6.88%, 06/24/2019 (A)	3,500,000	3,193,750
Petrobras Global Finance BV
5.38%, 01/27/2021	4,610,000	3,751,388
8.38%, 12/10/2018	570,000	569,578
VimpelCom Holdings BV
5.95%, 02/13/2023 (A)	3,195,000	3,055,219
5.95%, 02/13/2023 (C)	300,000	286,875
7.50%, 03/01/2022 (A)	3,020,000	3,178,550
VTR Finance BV
6.88%, 01/15/2024 (A)	3,975,000	3,845,812

		32,313,977

Norway - 0.0% (F)
Norske Skog Holdings AS
8.00%, 02/24/2021 (A)	EUR 694,000	319,000

Panama - 1.6%
ENA Norte Trust
4.95%, 04/25/2028 (A)	$ 3,606,217	3,689,160
Global Bank Corp.
5.13%, 10/30/2019 (A)	7,520,000	7,614,000

		11,303,160

Paraguay - 0.4%
Telefonica Celular del Paraguay SA
6.75%, 12/13/2022 (A)	3,400,000	3,077,000

Peru - 0.5%
Corp. Financiera de Desarrollo SA
5.25%, 07/15/2029 (A) (D)	1,670,000	1,672,088
Telefonica del Peru SAA
8.00%, 04/11/2016 (C)	PEN 6,783,347	2,086,292

		3,758,380

South Africa - 0.9%
Eskom Holdings SOC, Ltd.
5.75%, 01/26/2021 (A)	$ 1,585,000	1,472,132
7.13%, 02/11/2025 (A) (B)	3,850,000	3,570,875
7.13%, 02/11/2025 (B) (C)	1,790,000	1,660,225

		6,703,232

Sri Lanka - 0.5%
National Savings Bank
5.15%, 09/10/2019 (A)	3,450,000	3,312,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Turkey - 1.7%
Finansbank AS
6.25%, 04/30/2019 (A) (B)	$ 6,200,000	$ 6,473,544
TC Ziraat Bankasi AS
4.25%, 07/03/2019 (A)	2,290,000	2,279,512
Turkiye Vakiflar Bankasi TAO
6.88%, 02/03/2025 (A) (B) (D)	3,800,000	3,684,662

		12,437,718

United States - 0.6%
Braskem America Finance Co.
7.13%, 07/22/2041 (A)	2,295,000	1,824,525
Cemex Finance LLC
9.38%, 10/12/2022 (C)	200,000	217,500
9.38%, 10/12/2022 (A)	2,335,000	2,539,313

		4,581,338

Venezuela - 2.2%
Petroleos de Venezuela SA
5.38%, 04/12/2027 (C)	8,130,000	2,825,175
5.50%, 04/12/2037 (C)	6,000,000	2,052,000
6.00%, 05/16/2024 (B) (C)	12,270,000	4,401,863
8.50%, 11/02/2017 (B) (C)	10,250,000	6,225,850

		15,504,888

Total Corporate Debt Securities (Cost $270,669,585)		250,432,469

FOREIGN GOVERNMENT OBLIGATIONS - 57.9%
Argentina - 2.4%
Argentine Republic Government International Bond
2.26%, 12/31/2038 (B) (G)	EUR 4,280,000	2,600,390
7.82%, 12/31/2033 (G)	5,875,963	6,661,811
Provincia de Buenos Aires, Argentina
9.38%, 09/14/2018 (B) (C)	$ 8,120,000	8,241,800

		17,504,001

Brazil - 2.6%
Brazil Notas do Tesouro Nacional
Series F
10.00%, 01/01/2017 - 01/01/2025	BRL 55,861,000	11,724,044
Brazilian Government International Bond
4.25%, 01/07/2025 (B)	$ 2,285,000	2,025,081
5.00%, 01/27/2045	5,405,000	4,053,750
7.13%, 01/20/2037	950,000	923,875

		18,726,750

Cayman Islands - 0.2%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/2028 (A)	1,710,000	1,391,512

Colombia - 3.2%
Colombia Government International Bond
4.38%, 07/12/2021	3,105,000	3,198,150
4.50%, 01/28/2026	5,020,000	4,969,800
5.00%, 06/15/2045	8,380,000	7,437,250
5.63%, 02/26/2044	4,155,000	4,019,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia (continued)
Empresa de Telecomunicaciones de Bogota
7.00%, 01/17/2023 (A)	COP 10,104,000,000	$ 3,069,216

		22,694,379

Costa Rica - 1.5%
Costa Rica Government International Bond
7.00%, 04/04/2044 (A)	$ 1,385,000	1,246,500
7.16%, 03/12/2045 (A)	5,685,000	5,130,712
10.00%, 08/01/2020 (A)	3,485,000	4,225,563

		10,602,775

Cote d’Ivoire - 0.6%
Ivory Coast Government International Bond
6.38%, 03/03/2028 (A)	4,530,000	4,173,262

Croatia - 2.8%
Croatia Government International Bond
3.88%, 05/30/2022 (C)	EUR 4,559,000	5,037,871
6.38%, 03/24/2021 (A)	$ 8,165,000	8,787,581
6.75%, 11/05/2019 (A) (B)	5,990,000	6,516,006

		20,341,458

Dominican Republic - 0.7%
Dominican Republic International Bond
5.88%, 04/18/2024 (A)	5,090,000	5,179,075

Ecuador - 1.9%
Ecuador Government International Bond
9.38%, 12/15/2015 (B) (C)	8,500,000	8,372,500
10.50%, 03/24/2020 (A)	6,050,000	5,021,500

		13,394,000

Egypt - 0.5%
Egypt Government International Bond
5.88%, 06/11/2025 (A)	3,600,000	3,366,000

Gabon - 0.4%
Gabon Government International Bond
6.95%, 06/16/2025 (A)	3,175,000	2,773,839

Ghana - 1.2%
Republic of Ghana
8.13%, 01/18/2026 (C)	1,100,000	934,175
8.13%, 01/18/2026 (A)	2,850,000	2,420,363
10.75%, 10/14/2030 (A)	5,190,000	5,504,877

		8,859,415

Hungary - 2.3%
Hungary Government Bond
3.50%, 06/24/2020	HUF 2,266,000,000	8,384,048
5.50%, 06/24/2025	1,235,000,000	5,114,226
Hungary Government International Bond
4.00%, 03/25/2019	$ 2,540,000	2,660,650

		16,158,924

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 5.8%
Indonesia Government International Bond
3.38%, 04/15/2023 (A)	$ 4,525,000	$ 4,311,502
3.38%, 04/15/2023, MTN (C)	500,000	476,409
3.38%, 07/30/2025 (A)	EUR 7,475,000	7,918,627
5.13%, 01/15/2045 (A) (B)	$ 1,000,000	937,745
6.63%, 02/17/2037 (A) (B)	4,050,000	4,450,950
6.63%, 02/17/2037 (C)	1,700,000	1,868,300
Indonesia Treasury Bond
5.63%, 05/15/2023	IDR 93,190,000,000	5,570,137
7.00%, 05/15/2022	93,587,000,000	6,199,039
8.38%, 09/15/2026	45,851,000,000	3,213,630
Perusahaan Penerbit SBSN Indonesia III
4.35%, 09/10/2024 (A)	$ 6,810,000	6,614,553

		41,560,892

Jamaica - 0.9%
Jamaica Government International Bond
6.75%, 04/28/2028	2,705,000	2,752,337
7.88%, 07/28/2045	3,875,000	3,913,750

		6,666,087

Kazakhstan - 1.6%
Kazakhstan Government International Bond
5.13%, 07/21/2025 (A)	2,485,000	2,471,395
6.50%, 07/21/2045 (A)	9,010,000	8,791,057

		11,262,452

Lithuania - 1.0%
Lithuania Government International Bond
6.13%, 03/09/2021 (A)	6,033,000	7,062,230

Mexico - 4.5%
Mexican Bonos
10.00%, 12/05/2024	MXN 61,995,200	4,804,202
Series M
7.75%, 05/29/2031	259,984,600	17,696,276
8.00%, 06/11/2020	145,010,000	9,801,883

		32,302,361

Namibia - 0.5%
Namibia International Bond
5.25%, 10/29/2025 (A)	$ 3,705,000	3,667,950

Panama - 1.1%
Panama Government International Bond
3.75%, 03/16/2025	6,950,000	6,880,500
4.30%, 04/29/2053	1,300,000	1,157,000

		8,037,500

Romania - 1.3%
Romania Government Bond
5.95%, 06/11/2021	RON 33,490,000	9,688,757

Russian Federation - 3.3%
Russian Federal Bond - OFZ
7.00%, 08/16/2023	RUB 709,000,000	9,421,051

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Russian Federation (continued)
Russian Foreign Bond - Eurobond
4.50%, 04/04/2022 (B) (C)	$ 6,200,000	$ 6,339,500
5.00%, 04/29/2020 (C)	7,400,000	7,779,250

		23,539,801

Slovenia - 1.2%
Slovenia Government International Bond
5.25%, 02/18/2024 (A)	5,930,000	6,641,600
5.50%, 10/26/2022 (A)	1,905,000	2,155,808

		8,797,408

South Africa - 2.2%
South Africa Government Bond
8.75%, 01/31/2044	ZAR 80,350,000	5,589,641
10.50%, 12/21/2026	120,620,000	10,061,254

		15,650,895

Sri Lanka - 2.3%
Sri Lanka Government International Bond
5.88%, 07/25/2022 (A)	$ 3,550,000	3,416,875
6.25%, 07/27/2021 (C)	5,440,000	5,396,605
6.85%, 11/03/2025 (A)	7,695,000	7,608,431

		16,421,911

Supranational - 4.6%
African Export-Import Bank
3.88%, 06/04/2018 (C)	4,200,000	4,231,500
Eastern and Southern African Trade and Development Bank
6.38%, 12/06/2018, MTN (C)	3,899,000	3,946,295
European Bank for Reconstruction & Development
6.00%, 03/03/2016, MTN	INR 104,400,000	1,590,421
Inter-American Development Bank
7.25%, 07/17/2017, MTN	IDR 163,620,000,000	11,094,482
International Finance Corp.
6.45%, 10/30/2018, MTN	INR 500,000,000	7,599,189
7.75%, 12/03/2016, MTN	235,100,000	3,628,286
7.80%, 06/03/2019, MTN	70,350,000	1,108,187

		33,198,360

Turkey - 5.3%
Turkey Government Bond
8.00%, 03/12/2025	TRY 43,592,000	13,531,852
10.50%, 01/15/2020	33,842,000	11,933,037
Turkey Government International Bond
4.25%, 04/14/2026 (B)	$ 3,145,000	3,019,200
5.75%, 03/22/2024 (B)	9,215,000	9,940,681

		38,424,770

United Kingdom - 0.7%
Ukreximbank Via Biz Finance PLC
9.63%, 04/27/2022 (B) (C)	5,535,000	5,021,629

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
United States - 0.3%
Brazil Loan Trust 1
5.48%, 07/24/2023 (A)	$ 363,551	$ 322,652
5.48%, 07/24/2023 (C)	2,351,680	2,087,116

		2,409,768

Venezuela - 1.0%
Venezuela Government International Bond
9.00%, 05/07/2023 (C)	11,500,000	4,513,750
11.75%, 10/21/2026 (B) (C)	6,360,000	2,814,300

		7,328,050

Total Foreign Government Obligations (Cost $439,000,113)		416,206,211

	Shares	Value
COMMON STOCK - 0.2%
United States - 0.2%
NII Holdings, Inc. (B) (H)	193,157	1,355,962

Total Common Stock (Cost $3,259,550)		1,355,962

SECURITIES LENDING COLLATERAL - 9.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (I)	66,790,880	66,790,880

Total Securities Lending Collateral (Cost $66,790,880)		66,790,880

	Principal	Value
REPURCHASE AGREEMENT - 4.0%
State Street Bank & Trust Co. 0.01% (I), dated 10/30/2015, to be repurchased at $28,754,693 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 10/20/2027, and with a value of $29,333,059.	$ 28,754,669	28,754,669

Total Repurchase Agreement (Cost $28,754,669)		28,754,669

Total Investments (Cost $808,474,797) (J)		763,540,191
Net Other Assets (Liabilities) - (6.2)%		(44,642,975)

Net Assets - 100.0%		$ 718,897,216

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/17/2015	COP	23,920,864,213	USD	8,163,003	$76,615	$—
BCLY	11/25/2015	USD	291,835	EUR	263,422	2,073	—
BOA	11/04/2015	BRL	31,615,960	USD	8,269,763	—	(82,569)
BOA	11/04/2015	USD	8,183,235	BRL	31,615,960	2,864	(6,823)
BOA	11/25/2015	EUR	1,204,846	USD	1,327,128	—	(1,809)
BOA	11/25/2015	USD	24,168,373	EUR	21,810,052	177,518	—
BOA	11/25/2015	USD	3,633,248	HUF	1,022,250,657	17,697	—
HSBC	11/25/2015	USD	5,250,690	GBP	3,435,079	—	(44,020)
HSBC	11/25/2015	USD	16,169,538	MXN	267,573,513	1,164	—
JPM	11/04/2015	BRL	62,778,519	USD	15,971,865	290,868	(5,757)
JPM	11/04/2015	USD	16,003,097	BRL	62,778,519	5,768	(259,647)
JPM	11/09/2015	RUB	496,133,114	USD	7,790,630	90,822	(130,375)
JPM	11/25/2015	USD	5,437,886	ZAR	74,193,917	99,701	—
JPM	12/02/2015	BRL	14,498,570	USD	3,636,917	81,615	—
JPM	12/02/2015	USD	3,636,917	BRL	14,393,099	—	(54,565)
SCB	11/25/2015	EUR	311,645	USD	344,666	29	(1,889)
SCB	11/25/2015	MXN	60,553,941	USD	3,636,917	22,110	—
SCB	12/04/2015	COP	18,373,183,553	USD	6,317,065	—	(751)
SCB	01/25/2016	USD	1,845,000	PEN	6,113,408	9,509	—

Total						$878,353	$(588,205)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments		Value
Foreign Government Obligations	54.5%		$415,883,559
Oil, Gas & Consumable Fuels	6.4		48,681,497
Banks	5.9		44,999,362
Wireless Telecommunication Services	3.8		28,914,384
Diversified Telecommunication Services	3.0		22,958,429
Metals & Mining	2.0		15,305,120
Food Products	1.8		13,654,597
Commercial Services & Supplies	1.4		10,757,025
Media	1.4		10,392,612
Electric Utilities	1.3		10,142,694
Marine	1.2		8,982,625
Road & Rail	0.8		6,105,880
Chemicals	0.7		5,275,987
Diversified Financial Services	0.6		4,992,673
Construction & Engineering	0.6		4,364,837
Paper & Forest Products	0.5		3,919,525
Transportation Infrastructure	0.5		3,689,160
Food & Staples Retailing	0.4		3,033,496
Construction Materials	0.4		2,756,813
Capital Markets	0.2		1,949,800
Auto Components	0.1		715,000
Asset-Backed Security	0.0	(F)	322,652
Internet Software & Services	0.0	(F)	196,915

Investments, at Value	87.5		667,994,642
Short-Term Investments	12.5		95,545,549

Total Investments	100.0%		$763,540,191

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$250,432,469	$—	$250,432,469
Foreign Government Obligations	—	416,206,211	—	416,206,211
Common Stock	1,355,962	—	—	1,355,962
Securities Lending Collateral	66,790,880	—	—	66,790,880
Repurchase Agreement	—	28,754,669	—	28,754,669

Total Investments	$68,146,842	$695,393,349	$—	$763,540,191

Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$878,353	$—	$878,353

Total Other Financial Instruments	$—	$878,353	$—	$878,353

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$(588,205)	$—	$(588,205)

Total Other Financial Instruments	$—	$(588,205)	$—	$(588,205)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $285,966,660, representing 39.8% of the Fund’s net assets.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $65,418,995. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $122,037,684, representing 17.0% of the Fund’s net assets.
(D)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Security in default.
(H)	Non-income producing security.
(I)	Rate disclosed reflects the yield at October 31, 2015.
(J)	Aggregate cost for federal income tax purposes is $815,029,835. Aggregate gross unrealized appreciation and depreciation for all securities is $6,838,346 and $58,327,990, respectively. Net unrealized depreciation for tax purposes is $51,489,644.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CURRENCY ABBREVIATIONS (continued):

IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RON	New Romanian Leu
RUB	Russian Ruble
TRY	Turkish New Lira
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BOA	Bank of America
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 97.6%
Brazil - 7.7%
Ambev SA	518,800	$ 2,568,070
Banco Bradesco SA, ADR	246,340	1,340,090
Banco do Brasil SA	163,800	678,297
BB Seguridade Participacoes SA (K)	286,900	1,978,851
BRF SA, ADR	158,734	2,433,392
Embraer SA, ADR	86,100	2,528,757
Fibria Celulose SA	241,400	3,294,991
Itau Unibanco Holding SA, ADR	143,324	981,769
JBS SA	1,471,500	5,437,211

		21,241,428

Chile - 0.6%
Enersis SA, ADR	129,900	1,721,175

China - 20.2%
Bank of China, Ltd., Class H	11,009,000	5,212,891
China Cinda Asset Management Co., Ltd., Class H	2,226,000	870,227
China Communications Construction Co., Ltd., Class H	647,000	894,878
China Construction Bank Corp., Class H	9,151,000	6,647,244
China Eastern Airlines Corp, Ltd., Class H (A)	1,976,000	1,277,289
China Everbright Bank Co., Ltd., Class H	2,377,000	1,165,406
China Life Insurance Co., Ltd., Class H	921,000	3,333,168
China Merchants Bank Co., Ltd., Class H	227,000	596,012
China Petroleum & Chemical Corp., ADR	22,023	1,587,418
Datang International Power Generation Co., Ltd., Class H	4,258,000	1,571,218
Dongfeng Motor Group Co., Ltd., Class H	3,744,000	5,429,587
Haitong Securities Co., Ltd., Class H	332,000	581,705
Huadian Power International Corp., Ltd., Class H	690,000	510,115
Industrial & Commercial Bank of China, Ltd., Class H	6,749,000	4,310,318
KWG Property Holding, Ltd.	2,574,500	1,860,140
NetEase, Inc., ADR	37,600	5,434,328
New Oriental Education & Technology Group, Inc., ADR	33,800	929,838
PICC Property & Casualty Co., Ltd., Class H	1,654,000	3,781,498
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	421,400	974,310
Sihuan Pharmaceutical Holdings Group, Ltd. (B) (C) (D) (L)	1,131,000	646,444
Sinopec Shanghai Petrochemical Co., Ltd., Class H (A)	2,448,000	1,023,343
Sinopharm Group Co., Ltd., Class H	909,600	3,755,477
Sinotrans, Ltd., Class H	1,346,000	738,072
Tencent Holdings, Ltd.	98,000	1,848,579
Tianneng Power International, Ltd. (A)	824,000	599,613

		55,579,118

Colombia - 0.3%
Bancolombia SA, ADR	19,100	661,242

Hong Kong - 5.8%
China High Speed Transmission Equipment Group Co., Ltd. (A)	848,000	760,406
China Mobile, Ltd.	715,500	8,562,256
China Overseas Land & Investment, Ltd.	608,000	1,976,828

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Resources Cement Holdings, Ltd.	2,024,000	$ 817,371
China Unicom Hong Kong, Ltd., ADR	116,100	1,425,708
Kingboard Chemical Holdings, Ltd.	768,800	1,089,132
Shimao Property Holdings, Ltd.	716,000	1,258,215

		15,889,916

India - 6.7%
Dr. Reddy’s Laboratories, Ltd., ADR	29,269	1,896,339
HDFC Bank, Ltd., ADR	42,061	2,571,610
ICICI Bank, Ltd., ADR	161,000	1,387,820
Infosys, Ltd., ADR	284,240	5,161,798
State Bank of India, GDR (E)	35,817	1,298,366
Tata Motors, Ltd., Series V, ADR (A) (F)	171,335	5,066,376
Wipro, Ltd., ADR (F)	87,151	1,078,929

		18,461,238

Indonesia - 0.1%
Adaro Energy Tbk PT	8,845,700	384,525

Korea, Republic of - 16.3%
CJ CheilJedang Corp.	2,872	881,716
Daelim Industrial Co., Ltd.	28,569	1,874,445
Hana Financial Group, Inc.	68,980	1,682,070
Hyosung Corp.	16,451	1,688,318
Hyundai Development Co-Engineering & Construction	35,027	1,414,844
Hyundai Mobis Co., Ltd.	6,137	1,291,943
Hyundai Motor Co.	23,204	3,175,145
Industrial Bank of Korea	118,923	1,460,394
KB Financial Group, Inc.	78,965	2,503,912
KIA Motors Corp.	104,870	5,132,885
Korea Electric Power Corp.	109,283	4,927,105
KT&G Corp.	17,181	1,718,025
LG Household & Health Care, Ltd.	4,005	3,326,815
LG Uplus Corp.	330,337	3,172,835
Lotte Chemical Corp.	8,281	1,746,924
Samsung Electronics Co., Ltd.	5,314	6,395,165
SK Holdings Co., Ltd.	4,776	1,118,540
SK Hynixm, Inc.	45,749	1,231,959

		44,743,040

Malaysia - 1.4%
Genting Malaysia Bhd, Class B	558,100	558,620
IHH Healthcare Bhd, Class A	756,100	1,110,566
MISC BHD	399,200	839,100
Tenaga Nasional Bhd	415,900	1,225,627

		3,733,913

Mexico - 6.1%
America Movil SAB de CV, Series L, ADR	311,100	5,540,691
Fomento Economico Mexicano SAB de CV, ADR	23,500	2,328,615
Gruma SAB de CV, Class B	276,000	4,235,794
Grupo Financiero Banorte SAB de CV, Class O	162,300	868,892
Grupo Lala SAB de CV	334,953	855,542
Grupo Mexico SAB de CV, Series B	474,600	1,156,776
Grupo Televisa SAB, ADR	41,700	1,215,138
OHL Mexico SAB de CV (A)	472,000	623,798

		16,825,246

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Peru - 1.2%
Credicorp, Ltd.	29,805	$ 3,373,330

Poland - 0.5%
KGHM Polska Miedz SA	56,592	1,315,967

Russian Federation - 2.1%
Gazprom PAO, ADR	628,828	2,628,501
Lukoil PJSC, ADR	38,974	1,412,808
Mobile TeleSystems PJSC, ADR	251,600	1,768,748

		5,810,057

South Africa - 10.2%
Barclays Africa Group, Ltd.	65,250	837,373
FirstRand, Ltd.	526,877	1,933,672
Mediclinic International, Ltd.	233,371	2,050,238
Naspers, Ltd., Class N	44,814	6,563,912
Netcare, Ltd.	1,298,860	3,698,827
Sanlam, Ltd.	265,688	1,199,906
Sappi, Ltd. (A)	431,028	1,702,123
Sasol, Ltd.	146,179	4,681,235
Standard Bank Group, Ltd.	366,664	3,813,422
Woolworths Holdings, Ltd.	203,784	1,509,642

		27,990,350

Taiwan - 14.7%
Catcher Technology Co., Ltd.	543,000	5,352,473
China Life Insurance Co., Ltd.	1,419,100	1,175,899
Chunghwa Telecom Co., Ltd.	1,006,000	3,089,568
Compal Electronics, Inc.	2,104,000	1,315,668
E Ink Holdings, Inc. (A)	1,121,000	549,044
Eclat Textile Co., Ltd.	40,000	590,201
FLEXium Interconnect, Inc.	500,852	1,407,048
Foxconn Technology Co., Ltd.	552,060	1,452,275
Highwealth Construction Corp.	1,380,230	2,040,786
Hon Hai Precision Industry Co., Ltd.	1,945,300	5,189,304
Nan Ya Plastics Corp.	1,585,800	3,160,511
Pegatron Corp.	2,498,000	6,140,447
PharmaEngine, Inc.	164,000	1,060,884
Primax Electronics, Ltd.	408,000	536,652
Taishin Financial Holding Co., Ltd.	1,566,000	615,045
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	182,000	3,996,720
TPK Holding Co., Ltd.	349,000	870,793
Uni-President Enterprises Corp.	1,184,800	2,007,301

		40,550,619

	Shares	Value
COMMON STOCKS (continued)
Thailand - 0.5%
Bangkok Expressway PCL	786,410	$ 795,973
PTT Global Chemical PCL	424,000	664,595

		1,460,568

Turkey - 3.2%
BIM Birlesik Magazalar AS	34,434	700,397
Tupras Turkiye Petrol Rafinerileri AS (A)	41,427	1,094,148
Turk Hava Yollari AO (A)	1,691,081	4,994,240
Turkiye Is Bankasi, Class C	1,144,198	1,954,485

		8,743,270

Total Common Stocks (Cost $285,249,329)		268,485,002

PREFERRED STOCK - 0.9%
Brazil - 0.9%
Suzano Papel e Celulose SA Class A, 0.84% (G)	595,500	2,555,529

Total Preferred Stock (Cost $2,756,770)		2,555,529

SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (G)	4,201,983	4,201,983

Total Securities Lending Collateral (Cost $4,201,983)		4,201,983

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% (G), dated 10/30/2015, to be repurchased at $3,753,011 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $3,830,956.	$ 3,753,007	3,753,007

Total Repurchase Agreement (Cost $3,753,007)		3,753,007

Total Investments (Cost $295,961,089) (H)		278,995,521
Net Other Assets (Liabilities) - (1.4)%		(3,761,377)

Net Assets - 100.0%		$ 275,234,144

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	15.8%	$43,959,988
Technology Hardware, Storage & Peripherals	7.6	21,192,680
Automobiles	6.7	18,803,993
Wireless Telecommunication Services	5.7	15,871,695
Food Products	5.7	15,850,956
Oil, Gas & Consumable Fuels	4.2	11,788,635
Health Care Providers & Services	4.2	11,589,418
Insurance	4.1	11,469,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Electronic Equipment, Instruments & Components	3.3%	$9,105,321
Chemicals	3.0	8,283,691
Electric Utilities	2.8	7,873,907
Media	2.8	7,779,050
Diversified Telecommunication Services	2.8	7,688,111
Paper & Forest Products	2.7	7,552,643
Internet Software & Services	2.6	7,282,907
Real Estate Management & Development	2.6	7,135,969
Airlines	2.2	6,271,529
IT Services	2.2	6,240,727
Semiconductors & Semiconductor Equipment	1.9	5,228,679
Beverages	1.8	4,896,685
Construction & Engineering	1.5	4,184,167
Household Products	1.2	3,326,815
Pharmaceuticals	0.9	2,542,783
Aerospace & Defense	0.9	2,528,757
Metals & Mining	0.9	2,472,743
Independent Power and Renewable Electricity Producers	0.7	2,081,333
Diversified Financial Services	0.7	1,933,672
Auto Components	0.7	1,891,556
Tobacco	0.6	1,718,025
Multiline Retail	0.5	1,509,642
Capital Markets	0.5	1,451,932
Transportation Infrastructure	0.5	1,419,771
Industrial Conglomerates	0.4	1,118,540
Biotechnology	0.4	1,060,884
Diversified Consumer Services	0.3	929,838
Marine	0.3	839,100
Construction Materials	0.3	817,371
Electrical Equipment	0.3	760,406
Air Freight & Logistics	0.3	738,072
Food & Staples Retailing	0.2	700,397
Textiles, Apparel & Luxury Goods	0.2	590,201
Hotels, Restaurants & Leisure	0.2	558,620

Investments, at Value	97.2	271,040,531
Short-Term Investments	2.8	7,954,990

Total Investments	100.0%	$278,995,521

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$80,169,362	$187,669,196	$646,444	$268,485,002
Preferred Stock	2,555,529	—	—	2,555,529
Securities Lending Collateral	4,201,983	—	—	4,201,983
Repurchase Agreement	—	3,753,007	—	3,753,007

Total Investments	$86,926,874	$191,422,203	$646,444	$278,995,521

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION (continued):

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (K) (L)	$—	$1,978,852	$646,444	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $646,444, representing 0.2% of the Fund’s net assets.
(C)	Security is Level 3 of the fair value hierarchy.
(D)	Illiquid security. Total aggregate value of illiquid securities is $646,444, representing 0.2% of the Fund’s net assets.
(E)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $1,298,366, representing 0.5% of the Fund’s net assets.
(F)	All or a portion of the security is on loan. The total value of all securities on loan is $4,101,753. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Rate disclosed reflects the yield at October 31, 2015.
(H)	Aggregate cost for federal income tax purposes is $303,046,142. Aggregate gross unrealized appreciation and depreciation for all securities is $12,269,782 and $36,320,403, respectively. Net unrealized depreciation for tax purposes is $24,050,621.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets, which were not available on October 31, 2014.
(L)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 92.0%
Alabama - 0.9%
Alabama State University, Revenue Bonds AGC 4.25%, 05/01/2021	$ 25,000	$ 26,700
AltaPointe Health Systems, Inc., Special Tax Series A, NATL 3.00%, 05/01/2017 - 05/01/2018	680,000	695,803
County of Jefferson, Revenue Bonds
Series A, AGM, CR
5.25%, 01/01/2023	300,000	301,746
5.50%, 01/01/2022	85,000	85,495
Industrial Development Board of the City of Mobile, Revenue Bonds 1.63%, 07/15/2034 (A)	2,225,000	2,245,604

		3,355,348

Alaska - 0.1%
Alaska Housing Finance Corp., Revenue Bonds Series D 5.00%, 12/01/2025	250,000	302,282
City of Valdez, Revenue Bonds Series C 5.00%, 01/01/2021	50,000	57,490

		359,772

Arizona - 0.7%
Arizona Board of Regents, Certificate of Participation Series A 5.00%, 06/01/2019	150,000	170,257
County of Pima, Certificate of Participation 5.00%, 12/01/2026	35,000	41,027
County of Pima Sewer System Revenue, Revenue Bonds Series A 5.00%, 07/01/2019	25,000	28,545
Maricopa County Elementary School District No. 25, General Obligation Unlimited Series A, BAM 4.00%, 07/01/2024	135,000	153,113
Maricopa County Industrial Development Authority, Revenue Bonds Series A 5.00%, 01/01/2034	725,000	789,822
Maricopa County Unified School District No. 89, General Obligation Limited 5.00%, 07/01/2023	40,000	47,990
Pinal County Electrical District No. 4, Revenue Bonds AGM 5.00%, 12/01/2022 - 12/01/2025	605,000	716,824
Yavapai County Elementary School District No. 6, General Obligation Unlimited Series A, BAM 4.00%, 07/01/2026	760,000	853,913

		2,801,491

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California - 9.8%
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, AGM 5.00%, 09/01/2024 - 09/01/2026	$ 2,160,000	$ 2,563,338
Banning Unified School District, General Obligation Unlimited AGM 3.25%, 08/01/2027	40,000	41,322
Brisbane/Guadalupe Valley Municipal Improvement District Financing Authority, Revenue Bonds 5.00%, 09/01/2025	140,000	170,059
Calexico Financing Authority, Revenue Bonds AGM 4.00%, 04/01/2024	715,000	794,815
California City Redevelopment Agency Successor Agency, Tax Allocation AGM 3.25%, 09/01/2026	180,000	186,325
California Health Facilities Financing Authority, Revenue Bonds Series D 5.00%, 08/15/2022	25,000	30,093
California Municipal Finance Authority, Revenue Bonds
4.00%, 07/01/2019 (B)	345,000	355,436
4.38%, 07/01/2025 (B)	750,000	757,035
Series A
3.50%, 10/01/2020	430,000	432,279
California School Finance Authority, Revenue Bonds
Series A
3.00%, 07/01/2017 - 07/01/2018 (B)	1,450,000	1,468,681
4.00%, 08/01/2025 (B)	475,000	480,339
California Statewide Communities Development Authority, Revenue Bonds
1.90%, 04/01/2028 (A)	75,000	76,183
AGM
5.00%, 10/01/2026	520,000	615,586
City of Escondido, Special Tax Series E, BAM 5.00%, 09/01/2027	620,000	730,893
City of Lathrop, Special Assessment
3.00%, 09/02/2018 - 09/02/2020	775,000	790,764
4.00%, 09/02/2021 - 09/02/2022	315,000	330,855
City of Rocklin, Special Tax
3.00%, 09/01/2018	805,000	831,034
4.00%, 09/01/2022	925,000	985,282
City of San Buenaventura Wastewater Revenue, Revenue Bonds Series B 4.00%, 01/01/2023	40,000	44,424
City of Visalia, Certificate of Participation AGM 5.00%, 12/01/2024	360,000	436,867
Coachella Redevelopment Agency Successor Agency, Tax Allocation AGM 5.00%, 09/01/2026	70,000	82,619

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Columbia Elementary School District, General Obligation Unlimited BAM 4.00%, 08/01/2025	$ 60,000	$ 68,083
Compton Community College District, General Obligation Unlimited BAM 5.00%, 07/01/2024	605,000	730,598
County of El Dorado, Special Tax
BAM
3.00%, 09/01/2025 - 09/01/2026	1,670,000	1,679,812
3.13%, 09/01/2027	980,000	979,765
5.00%, 09/01/2021 - 09/01/2024	3,210,000	3,822,835
Davis Joint Unified School District, Certificate of Participation BAM 4.00%, 08/01/2024	95,000	107,715
Dry Creek Joint Elementary School District, Special Tax AGM 5.00%, 09/01/2024	190,000	228,722
Fontana Unified School District, General Obligation Unlimited 4.00%, 08/01/2024	150,000	168,438
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 4.50%, 06/01/2017 - 06/01/2027	6,050,000	5,914,914
Hacienda La Puente Unified School District, Certificate of Participation AGM 5.00%, 06/01/2023 - 06/01/2024	450,000	537,785
La Quinta Redevelopment Agency Successor Agency, Tax Allocation 5.00%, 09/01/2021	35,000	41,575
Los Angeles County Redevelopment Refunding Authority Redevelopment Agency Successor Agency, Tax Allocation Series E, AGM 5.00%, 12/01/2022	490,000	581,468
Menlo Park Community Development Agency Successor Agency, Tax Allocation AGM 5.00%, 10/01/2029 (C)	250,000	293,502
Oakdale Public Financing Authority, Special Tax
2.38%, 09/01/2021	240,000	234,478
2.63%, 09/01/2022	110,000	107,105
3.00%, 09/01/2023 - 09/01/2024	415,000	402,848
Oxnard Union High School District, General Obligation Unlimited 4.00%, 08/01/2020	25,000	28,202
Panama-Buena Vista Union School District, Certificate of Participation
BAM
4.00%, 09/01/2018	425,000	459,931
5.00%, 09/01/2024	265,000	315,986

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Panama-Buena Vista Union School District, General Obligation Unlimited Series B, BAM 5.00%, 08/01/2027	$ 210,000	$ 250,982
Ramona Unified School District Community Facilities District No. 92-1, Certificate Participation BAM 4.00%, 05/01/2027	175,000	189,681
Riverside County Community Facilities Districts, Special Tax 3.00%, 09/01/2018	195,000	199,912
Riverside County Redevelopment Successor Agency, Tax Allocation Series C, AGM 5.00%, 10/01/2022	515,000	608,617
Riverside Redevelopment Agency Successor Agency, Tax Allocation Series A 5.00%, 09/01/2020 - 09/01/2026	245,000	289,020
Sacramento Area Flood Control Agency BAM 5.00%, 12/01/2037	850,000	899,172
San Bernardino Community College District, General Obligation Unlimited Series D Zero Coupon, 08/01/2023	345,000	277,622
San Carlos Elementary School District, General Obligation Unlimited Zero Coupon, 10/01/2029 - 10/01/2030	205,000	117,333
San Gorgonio Memorial Health Care District, General Obligation Unlimited 5.00%, 08/01/2024	135,000	160,834
San Leandro Redevelopment Agency Successor Agency, Tax Allocation 5.00%, 09/01/2027	310,000	362,167
San Marcos Redevelopment Agency Successor Agency, Tax Allocation Series A 5.00%, 10/01/2024	35,000	42,525
Snowline Joint Unified School District, Special Tax
Series A
2.00%, 09/01/2020	330,000	322,819
3.00%, 09/01/2021 - 09/01/2022	535,000	541,441
South Tahoe Redevelopment Agency, Special Tax
3.13%, 10/01/2020	75,000	76,888
3.38%, 10/01/2021	110,000	113,399
3.50%, 10/01/2022	80,000	82,548
Stockton Public Financing Authority, Revenue Bonds
BAM
5.00%, 09/01/2019	230,000	263,221
Series A, NATL
5.00%, 10/01/2031	20,000	20,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Stockton Unified School District, General Obligation Unlimited
AGM
5.00%, 07/01/2021	$ 75,000	$ 88,858
Series A, BAM
5.00%, 08/01/2024	100,000	122,245
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation AGM 5.00%, 09/01/2022	50,000	59,036
Twin Rivers Unified School District, Certificate of Participation AGM 3.20%, 06/01/2027 (A)	145,000	145,194
Twin Rivers Unified School District, General Obligation Unlimited AGM 4.38%, 08/01/2031	200,000	200,206
Vacaville Unified School District, Certificate of Participation
AGM
3.00%, 12/01/2022	155,000	163,553
4.00%, 12/01/2023 - 12/01/2025	865,000	966,481
Vallejo City Unified School District, Special Tax AGM
5.00%, 09/01/2019	100,000	100,343
Washington Unified School District, General Obligation Unlimited AGM
4.00%, 08/01/2024	160,000	181,958
West Hill Community College District, General Obligation Unlimited Series C, BAM
5.00%, 08/01/2021 - 08/01/2026	1,205,000	1,437,880

		37,191,988

Colorado - 1.2%
Beacon Point Metropolitan District, General Obligation Unlimited AGM 4.00%, 12/01/2021 - 12/01/2023	240,000	264,489
City of Longmont, Certificate of Participation Series A 5.00%, 12/01/2024	100,000	119,633
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
Series A
3.00%, 12/01/2020	395,000	415,963
Series C
2.00%, 12/15/2017 (B)	500,000	498,550
Colorado Higher Education, Certificate of Participation Series A 5.00%, 11/01/2026	50,000	61,922
El Paso County School District No. 49, Certificate of Participation 5.00%, 12/15/2019	1,130,000	1,297,760

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Thornton Development Authority, Tax Allocation
4.00%, 12/01/2019 - 12/01/2021	$ 1,180,000	$ 1,299,807
5.00%, 12/01/2022	450,000	526,581

		4,484,705

Connecticut - 1.6%
City of Hartford, General Obligation Unlimited
Series A, AGM
5.00%, 07/01/2025 - 07/01/2026	1,135,000	1,336,616
Series C, AGM
5.00%, 07/15/2023	1,400,000	1,646,638
City of New Britain, General Obligation Unlimited AGM 5.00%, 04/15/2020	100,000	115,886
City of New Haven, General Obligation Unlimited Series A, AGC 5.00%, 03/01/2018	75,000	81,849
Connecticut State Health & Educational Facility Authority, Revenue Bonds
Series A
0.80%, 07/01/2048 (A)	30,000	30,055
Series B, AGC
5.50%, 07/01/2032	250,000	250,367
New Haven Parking Authority, Revenue Bonds AMBAC 5.38%, 12/01/2015	2,365,000	2,373,041
State of Connecticut, General Obligation Unlimited Series E 5.00%, 08/15/2021	25,000	29,471
University of Connecticut, Revenue Bonds Series A 5.00%, 11/15/2023	25,000	28,458

		5,892,381

Delaware - 0.2%
Delaware State Economic Development Authority, Revenue Bonds
4.63%, 09/01/2034	545,000	558,685
AGM
5.00%, 10/01/2026	250,000	295,302

		853,987

District of Columbia - 0.0% (D)
District of Columbia, Revenue Bonds Series C 4.00%, 12/01/2021	25,000	28,540
District of Columbia Water & Sewer Authority, Revenue Bonds Series A 5.00%, 10/01/2023	25,000	30,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Revenue Bonds
Series A
5.00%, 10/01/2020	$ 25,000	$ 29,345
Series C
5.00%, 10/01/2019	55,000	63,239

		151,212

Florida - 3.0%
Cape Coral Health Facilities Authority, Revenue Bonds
4.00%, 07/01/2020 (B)	360,000	360,896
4.25%, 07/01/2021 (B)	435,000	436,283
Capital Trust Agency, Inc., Revenue Bonds Series A 4.50%, 07/01/2034	2,355,000	2,322,666
Citizens Property Insurance Corp., Revenue Bonds
Series A-1, AGM
4.00%, 06/01/2018	135,000	145,259
5.00%, 06/01/2016	25,000	25,688
City of Fernandina Beach, Revenue Bonds Series A 5.00%, 09/01/2019	30,000	34,144
City of Gulf Breeze, Revenue Bonds Series L 3.10%, 12/01/2020	100,000	107,040
City of North Port, Special Assessment BAM 5.00%, 07/01/2020	400,000	462,908
City of Pompano Beach, Revenue Bonds 4.00%, 09/01/2019 - 09/01/2020	605,000	655,202
City of Riviera Beach, Revenue Bonds BAM 3.00%, 10/01/2022	125,000	134,316
City of Tampa, Revenue Bonds
5.00%, 09/01/2019	40,000	45,557
Series A
5.00%, 11/15/2025	25,000	29,115
Columbia County School Board, Certificate of Participation Series A, BAM 5.00%, 07/01/2026 (C)	800,000	937,672
County of Miami-Dade, Revenue Bonds Series A 5.00%, 10/01/2023	100,000	118,284
Escambia County Housing Finance Authority, Revenue Bonds AGM 3.50%, 06/01/2017	50,000	52,183
Flagler County School District, Certificate of Participation Series A, AGM 5.00%, 08/01/2018	25,000	27,640
Florida Department of Environmental Protection, Revenue Bonds Series A 5.00%, 07/01/2022	55,000	65,958

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Florida Department of Management Services, Certificate of Participation Series A 5.00%, 08/01/2019	$ 35,000	$ 39,190
Florida Housing Finance Corp., Revenue Bonds
Series A, GNMA, FNMA, FHLMC
2.00%, 07/01/2021	325,000	325,266
2.25%, 07/01/2022	315,000	321,086
Florida Municipal Power Agency, Revenue Bonds Series A 5.00%, 10/01/2018	25,000	27,897
Florida’s Turnpike Enterprise, Revenue Bonds Series A 5.00%, 07/01/2024	25,000	27,012
Greater Orlando Aviation Authority, Revenue Bonds Series A 3.60%, 10/01/2018	40,000	42,823
Miami Beach Health Facilities Authority, Revenue Bonds 4.25%, 11/15/2034	225,000	225,742
Miami-Dade County Industrial Development Authority, Revenue Bonds
1.50%, 10/01/2018	500,000	502,340
5.00%, 09/15/2034 (E)	130,000	133,939
Miami-Dade County School Board Foundation, Inc., Certificate of Participation Series B, AGC 4.00%, 05/01/2018	25,000	26,740
Northern Palm Beach County Improvement District, Special Assessment AGM 5.00%, 08/01/2021 - 08/01/2024	1,095,000	1,291,568
Orange County Housing Finance Authority, Revenue Bonds
Series A, GNMA, FNMA, FHLMC
1.55%, 03/01/2019	100,000	100,881
1.65%, 09/01/2019	100,000	101,342
Sumter County Industrial Development Authority, Revenue Bonds Series A 5.13%, 07/01/2034	150,000	165,166
Tampa Bay Water, Revenue Bonds NATL 5.50%, 10/01/2024	25,000	31,927
Tradition Community Development District No. 1, Special Assessment AGM 4.00%, 05/01/2023	525,000	578,214
Walton County District School Board, Certificate of Participation AGM 5.00%, 07/01/2020 - 07/01/2026	1,395,000	1,623,359

		11,525,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 1.0%
Burke County Development Authority, Revenue Bonds Series C 1.30%, 01/01/2052 (A)	$ 1,515,000	$ 1,527,711
City of Atlanta Department of Aviation, Revenue Bonds Series C 5.00%, 01/01/2020	40,000	46,251
City of Dahlonega Water & Sewer Revenue, Revenue Bonds
AGM
4.00%, 09/01/2020 - 09/01/2021	560,000	623,577
5.00%, 09/01/2022	400,000	474,244
City of East Point, Tax Allocation 3.00%, 08/01/2022	1,000,000	1,001,350
Municipal Electric Authority of Georgia, Revenue Bonds Series B 5.00%, 01/01/2020	75,000	86,390

		3,759,523

Guam - 0.0% (D)
Guam Government Waterworks Authority, Revenue Bonds 4.50%, 07/01/2018	85,000	91,554

Idaho - 0.1%
Idaho Housing & Finance Association, Revenue Bonds Series A 5.00%, 06/01/2035 (E)	495,000	500,618

Illinois - 17.8%
Campton Township, General Obligation Unlimited 2.00%, 12/15/2018	50,000	50,898
Central Lake County Joint Action Water Agency, Revenue Bonds
4.00%, 05/01/2019	60,000	66,029
XLCA
4.13%, 05/01/2029	340,000	341,707
Chicago Board of Education, General Obligation Unlimited
AGM, CR, NATL
5.25%, 12/01/2021	100,000	107,304
Series A, AGM, CR, AMBAC
5.50%, 12/01/2021	430,000	467,182
Series A, NATL
Zero Coupon, 12/01/2015	70,000	69,870
Series D, AGM
5.00%, 12/01/2022	50,000	51,262
Chicago O’Hare International Airport, Revenue Bonds
Series B
5.00%, 01/01/2021 - 01/01/2027	750,000	868,777
Series D
4.00%, 01/01/2035	5,265,000	5,232,673
Chicago Park District, General Obligation Limited
Series B
4.00%, 01/01/2017 - 01/01/2019	50,000	52,448
5.00%, 01/01/2021 - 01/01/2022	270,000	302,990

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Chicago Transit Authority, Revenue Bonds Series A, AGC 5.00%, 06/01/2021	$ 530,000	$ 570,598
City of Berwyn, General Obligation Unlimited Series A, AGM 4.00%, 12/01/2018	250,000	268,475
City of Burbank, General Obligation Unlimited BAM-TCRS 3.70%, 12/01/2018	500,000	533,225
City of Chicago, General Obligation Unlimited
Series A, AGM
4.75%, 01/01/2030	100,000	100,090
5.00%, 01/01/2023 - 01/01/2026	3,230,000	3,249,069
5.50%, 01/01/2018	25,000	26,454
City of Chicago, Revenue Bonds AGM 5.00%, 01/01/2019 - 01/01/2026	425,000	431,495
City of Chicago Motor Fuel Tax Revenue, Revenue Bonds 5.00%, 01/01/2018	200,000	209,752
City of Chicago Wastewater Transmission Revenue, Revenue Bonds BAM-TCRS 3.00%, 01/01/2021	710,000	726,756
City of Chicago Waterworks Revenue, Revenue Bonds
5.00%, 11/01/2028	485,000	526,065
AGM
4.25%, 11/01/2018	200,000	212,908
City of Evanston, General Obligation Unlimited Series C 4.00%, 12/01/2018	50,000	53,924
City of Flora, General Obligation Unlimited BAM 3.50%, 11/01/2022 - 11/01/2024	660,000	690,240
City of Loves Park, General Obligation Unlimited AMBAC 4.05%, 12/15/2018	40,000	41,280
City of Monmouth, General Obligation Unlimited Series B, BAM 3.00%, 12/01/2023 - 12/01/2024	575,000	585,441
City of North Chicago, General Obligation Unlimited
Series A, AGM
4.00%, 11/01/2020	160,000	176,162
Series B, AGM
3.00%, 11/01/2017	100,000	104,151
4.00%, 11/01/2023	40,000	44,353
City of Princeton, General Obligation Unlimited 2.50%, 12/01/2019	40,000	41,314
City of Rochelle Electric System Revenue, Revenue Bonds
AGM
3.00%, 05/01/2019	410,000	429,819
4.00%, 05/01/2021	300,000	328,341

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Sterling, General Obligation Unlimited 3.00%, 11/01/2018	$ 25,000	$ 26,195
Coles Cumberland Moultrie Etc. Counties Community Unit School District No. 2, Revenue Bonds 3.35%, 12/01/2017	130,000	134,837
Cook & Will Counties Community College District No. 515, General Obligation Limited
2.00%, 12/01/2018	555,000	570,024
5.00%, 12/01/2024	70,000	84,317
Cook County Community College District No. 508, General Obligation Unlimited 5.00%, 12/01/2018 - 12/01/2022	1,020,000	1,160,013
Cook County Community College District No. 524, General Obligation Unlimited Series B, NATL 4.50%, 12/01/2016	25,000	26,113
Cook County Forest Preserve District, General Obligation Unlimited Series A 5.00%, 11/15/2021	95,000	107,466
Cook County High School District No. 201, General Obligation Limited
AMBAC
Zero Coupon, 12/01/2019	100,000	88,288
Series C, AGM
Zero Coupon, 12/01/2024	100,000	73,658
Cook County High School District No. 205, General Obligation Limited AGC 5.50%, 12/01/2019	100,000	112,018
Cook County High School District No. 220, General Obligation Limited AGM, CR 5.00%, 12/01/2025	825,000	942,505
BAM-TCRS
5.00%, 12/01/2026	1,545,000	1,734,015
Cook County Sales Tax Revenue, Revenue Bonds 4.00%, 11/15/2019	300,000	332,700
Cook County School District No. 102, Revenue Bonds 2.63%, 01/15/2018	200,000	206,604
Cook County School District No. 109, General Obligation Limited 4.00%, 12/01/2018	180,000	195,955
Cook County School District No. 123, General Obligation Limited Series B, AGM 4.00%, 12/01/2017	215,000	228,642
Cook County School District No. 157, General Obligation Unlimited Series A, AGM Zero Coupon, 11/01/2021 - 11/01/2025	1,450,000	1,089,672
Cook County School District No. 162, General Obligation Limited AGM 4.00%, 12/01/2027	250,000	256,162

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County School District No. 162, General Obligation Unlimited NATL 5.00%, 12/01/2023	$ 100,000	$ 100,398
Cook County School District No. 163, General Obligation Limited Series A, AGM 5.00%, 12/15/2028	70,000	77,052
Cook County School District No. 31, General Obligation Limited Series A 3.00%, 12/01/2021	290,000	305,428
Cook County School District No. 81, General Obligation Unlimited AGM 4.00%, 12/01/2019	500,000	539,360
Cook County School District No. 87, General Obligation Limited AGM 4.00%, 12/01/2018	175,000	180,925
Cook County School District No. 99, General Obligation Unlimited Series A, AGC 5.00%, 12/01/2018	100,000	111,531
County of Cook, General Obligation Unlimited
Series A
4.00%, 11/15/2018	100,000	104,396
Series C
4.25%, 11/15/2019	250,000	265,185
5.00%, 11/15/2020 - 11/15/2021	250,000	270,219
Series D
5.00%, 11/15/2019	25,000	27,233
County of Winnebago, General Obligation Unlimited Series C 3.00%, 12/30/2018	50,000	52,725
DuPage & Will Counties Community School District No. 204, General Obligation Unlimited
Series A
2.50%, 12/30/2019	30,000	31,381
4.00%, 12/30/2016	220,000	228,895
DuPage County Community High School District No. 99, General Obligation Unlimited 5.00%, 12/01/2018	100,000	111,946
DuPage County High School District No. 88, General Obligation Unlimited AGM 5.00%, 01/01/2027	25,000	26,208
Governors State University, Certificate of Participation AGC 4.50%, 01/01/2019	235,000	253,551
Grundy County School District No. 54, General Obligation Unlimited 8.70%, 12/01/2018	140,000	168,883

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited
Series A, AGM
5.00%, 08/15/2028	$ 300,000	$ 340,218
Series B, AGM
5.00%, 02/15/2023	165,000	190,331
Illinois Finance Authority, Revenue Bonds
4.13%, 11/01/2036 (A)	100,000	104,592
5.00%, 07/01/2018	25,000	27,746
AGM
Zero Coupon, 01/01/2021	100,000	89,488
5.00%, 05/15/2019	60,000	65,269
Series A
5.00%, 07/01/2020 - 07/01/2035	2,840,000	3,043,849
Series A-1
5.00%, 11/01/2030 (A)	110,000	126,331
Series A-2
5.00%, 11/01/2030 (A)	150,000	172,545
Series B
5.00%, 11/01/2019	40,000	45,424
5.50%, 11/01/2020	80,000	93,126
Series C
5.00%, 05/15/2020 - 08/15/2021	170,000	195,859
Series D
6.25%, 11/01/2028	105,000	121,344
Series L
4.00%, 12/01/2018	95,000	103,326
Illinois Municipal Electric Agency, Revenue Bonds Series A, NATL 5.25%, 02/01/2026 - 02/01/2028	85,000	90,118
Illinois State Toll Highway Authority, Revenue Bonds Series D 5.00%, 01/01/2024	45,000	53,852
Joliet Regional Port District, General Obligation Unlimited Series A, AGM 4.00%, 12/30/2024	250,000	273,140
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited Series D 5.00%, 01/01/2025 - 01/01/2026	130,000	152,899
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited Series A 5.00%, 12/15/2022	100,000	117,675
Kendall Kane & Will Counties Community Unit School District No. 308, General Obligation Unlimited 5.50%, 02/01/2023	300,000	364,614
Lake & McHenry Counties Community Unit School District No. 118, General Obligation Unlimited 5.00%, 01/01/2021 - 01/01/2022	185,000	214,728

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lake County Community Unit School District No. 116, General Obligation Limited
Series B
3.00%, 01/15/2023	$ 355,000	$ 371,032
4.00%, 01/15/2022	390,000	433,473
Lake County School District No. 33, General Obligation Unlimited BAM 4.40%, 12/01/2037	400,000	400,308
Lake County Special Education District No. 825, Revenue Bonds Series B 4.00%, 10/01/2018 - 10/01/2019	285,000	308,935
Lincolnshire-Prairie View School District No. 103, Revenue Bonds Series B 3.00%, 12/01/2018	70,000	74,086
Madison County Community Unit School District No. 7, General Obligation Unlimited Series A, AGM 5.00%, 12/01/2017	250,000	268,587
Madison-Macoupin Counties Community College District No. 536, General Obligation Limited AGM 4.25%, 11/01/2017	50,000	53,437
Massac County Hospital District, General Obligation Unlimited AGC 4.50%, 11/01/2031	250,000	250,850
McHenry County Community Unit School District No. 12, General Obligation Unlimited
Series A, AGM
4.25%, 01/01/2029	205,000	208,458
5.00%, 01/01/2023	70,000	80,085
McHenry County Community Unit School District No. 200, General Obligation Unlimited 5.00%, 01/15/2019	65,000	73,151
McHenry County Conservation District, General Obligation Unlimited 5.00%, 02/01/2026	110,000	131,881
McLean County Public Building Commission 4.00%, 12/01/2031 - 12/01/2034	6,475,000	6,545,504
Metropolitan Pier & Exposition Authority, Revenue Bonds
NATL
Zero Coupon, 06/15/2023	300,000	326,856
Series A, AGM, CR, FGIC
5.50%, 12/15/2023	55,000	63,303
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Limited Series B 5.00%, 12/01/2017 - 12/01/2019	85,000	96,109

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Northeastern Illinois University, Certificate of Participation
AGM
3.00%, 07/01/2019 - 07/01/2023	$ 3,165,000	$ 3,278,575
4.00%, 07/01/2025	565,000	610,381
Northeastern Illinois University, Revenue Bonds
Series 1, BAM
3.00%, 07/01/2020	625,000	656,150
4.00%, 07/01/2021	645,000	708,552
Northeastern lIlinois University, Revenue Bonds Series 1, BAM 4.00%, 07/01/2022	670,000	734,193
Northern Illinois University, Certificate of Participation AGM 5.00%, 09/01/2024	205,000	235,176
Northlake Public Library District, General Obligation Unlimited AGM 3.00%, 12/01/2020 - 12/01/2021	955,000	1,001,240
Peoria Metropolitan Airport Authority, Revenue Bonds 5.60%, 12/01/2022	35,000	39,424
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, 06/01/2018 - 06/01/2019	230,000	257,394
5.25%, 06/01/2020 - 06/01/2021	150,000	173,844
5.38%, 06/01/2021	85,000	99,964
6.00%, 06/01/2028	75,000	88,945
6.25%, 06/01/2024	25,000	25,847
Regional Transportation Authority, Revenue Bonds
Series A, NATL
5.00%, 07/01/2019	75,000	77,294
5.50%, 07/01/2025	65,000	78,278
Sangamon County Community Unit School District No. 5, General Obligation Unlimited Series B 5.00%, 01/01/2023	150,000	175,758
Southern Illinois University, Revenue Bonds
Series A, AGM
5.50%, 04/01/2023	370,000	439,031
Series B, BAM-TCRS
5.00%, 04/01/2021	435,000	480,797
Southwestern Illinois Development Authority, Revenue Bonds AGC 3.80%, 02/01/2019	130,000	140,336
St. Charles Park District, General Obligation Unlimited Series A 4.00%, 12/15/2024	300,000	301,023
St. Clair County Community Consolidated School District No. 90, Revenue Bonds AGM 5.00%, 12/01/2029	315,000	353,452

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
St. Clair County Township High School District No. 203, General Obligation Unlimited Series A, AMBAC 5.00%, 12/01/2017	$ 35,000	$ 37,791
State of Illinois, General Obligation Unlimited
4.50%, 04/01/2018	100,000	103,104
5.00%, 02/01/2022	100,000	109,487
AGM
5.00%, 01/01/2019	55,000	59,723
Series A
3.75%, 09/01/2016	25,000	25,590
5.00%, 03/01/2028	705,000	707,658
University of Illinois, Revenue Bonds Series A, AMBAC 5.50%, 04/01/2022	200,000	242,750
Village of Bedford Park, General Obligation Unlimited Series A, AGM 4.00%, 12/15/2018	100,000	107,981
Village of Bedford Park Water System Revenue, Revenue Bonds Series A, AGM 4.00%, 12/01/2026	95,000	101,930
Village of Bellwood, General Obligation Unlimited AGM 5.00%, 12/01/2019 - 12/01/2027	1,470,000	1,647,055
Village of Broadview, General Obligation Unlimited Series A, BAM 3.00%, 12/01/2018 - 12/01/2022	1,085,000	1,123,548
Village of Brookfield, General Obligation Unlimited AGC 3.60%, 12/01/2019	75,000	81,110
Village of Dolton, General Obligation Unlimited Series A, AGC 4.50%, 12/01/2024	400,000	420,124
Village of Franklin Park, Revenue Bonds BAM 5.00%, 04/01/2026	230,000	259,642
Village of Glenview, General Obligation Unlimited Series A 3.00%, 12/01/2019	25,000	26,756
Village of Machesney Park, Revenue Bonds Series B, AGM 4.38%, 12/01/2019	150,000	162,450
Village of Mount Prospect, General Obligation Unlimited 3.00%, 12/01/2021	100,000	106,618

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Pingree Grove Special Service Area No. 2, Special Tax
AGM
2.00%, 03/01/2020	$ 485,000	$ 480,077
3.00%, 03/01/2018 - 03/01/2019	785,000	808,688
Warren County Community Unit School District No. 238, General Obligation Unlimited AGM 4.00%, 12/01/2021	75,000	82,537
Wauconda Special Service Area No.1, Special Tax
Series A, BAM
2.63%, 03/01/2022	290,000	286,413
3.00%, 03/01/2019	365,000	377,563
5.00%, 03/01/2033	305,000	336,805
Western Illinois University, Certificate of Participation
AGM
3.00%, 10/01/2022	3,010,000	3,058,341
5.00%, 10/01/2024	3,330,000	3,853,476
Will County Community Consolidated School District No.157, General Obligation Unlimited 3.00%, 01/01/2017	40,000	41,103
Winnebago & Boone Counties School District No. 205, General Obligation Unlimited NATL 5.00%, 02/01/2017	50,000	52,650

		67,514,705

Indiana - 2.4%
Aurora School Building Corp., Revenue Bonds 5.00%, 07/15/2020	115,000	133,844
City of Evansville, Revenue Bonds AGM 5.00%, 02/01/2022 - 02/01/2025	865,000	1,015,329
City of Indianapolis Thermal Energy System Revenue, Revenue Bonds Series A 5.00%, 10/01/2028	180,000	207,718
Greater Clark County School Building Corp., Revenue Bonds Series A 4.00%, 07/15/2024	185,000	208,778
Indiana Finance Authority, Revenue Bonds
3.50%, 10/01/2025	1,110,000	1,106,981
4.00%, 02/01/2021	455,000	496,678
4.25%, 10/01/2034	450,000	439,119
5.00%, 02/01/2022 - 02/01/2023	985,000	1,127,781
Series A
5.00%, 09/15/2021 - 09/15/2028	2,835,000	3,185,192
Indiana Health Facility Financing Authority, Revenue Bonds Series A8 5.00%, 11/01/2027 (A)	35,000	36,206

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Jennings County School Building Corp., Revenue Bonds 3.00%, 07/15/2019 - 01/15/2020 (E)	$ 680,000	$ 707,585
Kokomo-Center School Building Corp., Revenue Bonds Series A 4.00%, 07/15/2018	475,000	512,088
Lake County Public Library District, General Obligation Unlimited 4.00%, 08/01/2019	40,000	44,027

		9,221,326

Iowa - 0.2%
Iowa State Board of Regents, Revenue Bonds 4.00%, 09/01/2022	50,000	56,769
Southeast Polk Community School District, General Obligation Unlimited Series B, BAM 5.00%, 05/01/2020	625,000	717,956

		774,725

Kansas - 0.1%
City of Dodge City, Revenue Bonds 3.00%, 07/15/2021	230,000	243,598
Kansas Development Finance Authority, Revenue Bonds Series A 5.00%, 01/01/2020	90,000	103,549

		347,147

Kentucky - 4.7%
Bullitt County School District Finance Corp., Revenue Bonds
3.10%, 09/01/2026	65,000	67,230
3.25%, 09/01/2028	545,000	558,930
City of Covington, General Obligation Unlimited AGM 3.00%, 04/01/2021	135,000	142,794
County of Warren, Revenue Bonds Series B 4.00%, 04/01/2017	25,000	26,076
Eastern Kentucky University, Revenue Bonds Series A 4.00%, 04/01/2025	525,000	590,026
Fayette County School District Finance Corp., Revenue Bonds Series B 4.00%, 05/01/2024	960,000	1,071,514
Floyd County School District Finance Corp., Revenue Bonds 3.00%, 08/01/2024	1,190,000	1,233,007
Kentucky Asset Liability Commission, Revenue Bonds NATL 5.25%, 09/01/2019	150,000	172,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Kentucky Municipal Power Agency, Revenue Bonds Series A, NATL 5.00%, 09/01/2023 - 09/01/2026	$ 7,020,000	$ 8,223,462
Kentucky State Property & Building Commission 3.00%, 10/01/2022	225,000	237,976
Kentucky Turnpike Authority, Revenue Bonds Series A 5.00%, 07/01/2021	25,000	29,567
Morehead State University, Revenue Bonds
Series A
3.00%, 04/01/2027	730,000	734,628
4.00%, 04/01/2030 - 04/01/2032	3,930,000	4,115,207
Paducah Electric Plant Board, Revenue Bonds Series A, AGC 3.20%, 10/01/2017	485,000	506,127

		17,708,579

Louisiana - 0.6%
Fremaux Economic Development District, Revenue Bonds 5.00%, 11/01/2034	290,000	302,844
Louisiana Public Facilities Authority, Revenue Bonds AGM 5.00%, 06/01/2019 - 06/01/2021	1,700,000	1,906,362

		2,209,206

Maine - 0.0% (D)
Maine Municipal Bond Bank, Revenue Bonds Series B 5.00%, 11/01/2022	50,000	60,349

Maryland - 0.7%
City of Baltimore, Tax Allocation
4.00%, 06/15/2018	150,000	159,799
5.00%, 06/15/2019 - 06/15/2020	400,000	450,184
Maryland Economic Development Corp., Revenue Bonds 5.75%, 09/01/2025	650,000	646,282
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.00%, 07/01/2021	35,000	41,719
Montgomery County Revenue Authority, Revenue Bonds
Series A
4.00%, 11/01/2020	380,000	424,897
5.00%, 11/01/2021 - 11/01/2022	825,000	979,751
Washington Suburban Sanitary Commission, General Obligation Unlimited 4.25%, 06/01/2025	75,000	76,691

		2,779,323

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Massachusetts - 0.4%
Massachusetts Development Finance Agency, Revenue Bonds Series F 5.00%, 08/15/2026 - 08/15/2027	$ 520,000	$ 590,299
Massachusetts Housing Finance Agency, Revenue Bonds
Series E
2.45%, 06/01/2022	100,000	101,731
2.50%, 12/01/2022	245,000	249,363
2.65%, 06/01/2023	115,000	117,238
2.85%, 12/01/2024	365,000	372,234

		1,430,865

Michigan - 2.2%
Armada Area Schools, General Obligation Unlimited 5.00%, 05/01/2021	765,000	895,654
Avondale School District, General Obligation Unlimited AGM 4.00%, 05/01/2021	70,000	70,008
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
Series A, AGC, ICC, NATL-RE
4.50%, 07/01/2035	60,000	60,052
Series A, AGM
5.25%, 07/01/2023 - 07/01/2024	80,000	94,715
Series A, NATL
5.25%, 07/01/2019	60,000	63,073
Series B, NATL
4.50%, 07/01/2022	50,000	50,352
5.50%, 07/01/2016	25,000	25,776
City of Detroit Water Supply System Revenue, Revenue Bonds
Series A, NATL
5.00%, 07/01/2034	10,000	10,033
Series C, AGM
5.00%, 07/01/2026 - 07/01/2033	165,000	167,395
Series C, BHAC, FGIC
4.25%, 07/01/2018	100,000	107,659
Series D, AGM
5.00%, 07/01/2025	100,000	101,545
Decatur Public School District, General Obligation Unlimited 3.00%, 05/01/2022	660,000	701,732
Detroit City School District, General Obligation Unlimited Series A, AGM 5.25%, 05/01/2027	95,000	110,994
Forest Hills Public Schools, General Obligation Unlimited Series I 3.00%, 05/01/2023 - 05/01/2024	750,000	799,478
Fraser Public School District, General Obligation Unlimited 5.00%, 05/01/2021	675,000	790,283

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Godfrey-Lee Public School District, General Obligation Unlimited AGM 4.50%, 05/01/2023	$ 50,000	$ 50,006
Grand Valley State University, Revenue Bonds Series B 5.00%, 12/01/2026	55,000	65,118
Michigan Finance Authority, Revenue Bonds
3.80%, 10/01/2022	500,000	513,160
3.88%, 10/01/2023	1,000,000	1,027,460
Michigan Municipal Bond Authority, Revenue Bonds 5.00%, 10/01/2019	25,000	28,797
Michigan State Financing Authority, Revenue Bonds Series D2, AGM 5.00%, 07/01/2026	250,000	287,707
Michigan State Hospital Finance Authority, Revenue Bonds
5.00%, 11/15/2020	25,000	28,755
Series A
6.00%, 12/01/2017	120,000	132,926
Michigan State Housing Development Authority, Revenue Bonds Series D 1.35%, 10/01/2016	50,000	50,302
Mount Clemens Community School District, General Obligation Unlimited Q-SBLF 5.00%, 05/01/2020	950,000	1,076,093
Saranac Community School District, General Obligation Unlimited Series A 4.00%, 05/01/2025 - 05/01/2026	510,000	565,586
Sturgis Public School District, General Obligation Unlimited Series A 5.00%, 05/01/2026	45,000	53,736
Township of Hartland, General Obligation Limited 3.00%, 04/01/2020	30,000	32,157
Wayne County Airport Authority, Revenue Bonds
Series B
4.00%, 12/01/2021	40,000	44,093
5.00%, 12/01/2019 - 12/01/2022	180,000	206,432

		8,211,077

Minnesota - 1.4%
City of Cologne, Revenue Bonds Series A 4.00%, 07/01/2023	260,000	266,906
City of Deephaven, Revenue Bonds
4.40%, 07/01/2025	165,000	166,572
4.75%, 07/01/2028	500,000	506,160

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
City of Duluth, General Obligation Unlimited Series D 3.13%, 02/01/2026	$ 110,000	$ 114,941
City of Minneapolis, Tax Allocation 3.50%, 03/01/2022	805,000	800,452
City of Rochester, Revenue Bonds Series C 4.50%, 11/15/2038 (A)	50,000	58,006
Dakota County Community Development Agency, Revenue Bonds Series A 5.00%, 09/01/2029 (E)	705,000	737,226
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
5.00%, 12/01/2030	350,000	376,432
Series B
4.25%, 04/01/2025 (E)	200,000	201,642
Minnesota Housing Finance Agency, Revenue Bonds
Series A
2.60%, 07/01/2021	95,000	98,741
Series B
3.20%, 07/01/2025	590,000	620,568
3.35%, 07/01/2026	45,000	47,080
Series C, GNMA, FNMA, FHLMC
2.80%, 07/01/2024	400,000	408,668
2.95%, 07/01/2025	300,000	306,915
3.10%, 07/01/2026	400,000	407,528

		5,117,837

Mississippi - 0.8%
City of Gulfport, General Obligation Unlimited BAM 5.00%, 07/01/2021	1,795,000	2,109,089
Mississippi Development Bank, Revenue Bonds
AGM
4.00%, 07/01/2018	25,000	26,738
5.00%, 12/01/2019	595,000	680,656
5.25%, 04/01/2017	150,000	159,447
Series A
5.25%, 01/01/2025	85,000	102,576
Mississippi Home Corp., Revenue Bonds Series B-1, GNMA, FNMA, FHLMC 4.25%, 12/01/2018	10,000	10,659

		3,089,165

Missouri - 1.0%
City of Blue Springs, Tax Allocation Series A 4.00%, 06/01/2026	1,500,000	1,500,285
Grundy County Industrial Development Authority, Revenue Bonds 5.15%, 09/01/2017	100,000	103,929
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds 4.25%, 08/01/2035 (C)	1,100,000	1,092,663

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Industrial Development Authority of the City of St. Louis, Tax Allocation 3.75%, 11/01/2027	$ 650,000	$ 642,135
Missouri Housing Development Commission, Revenue Bonds Series A, GNMA, FNMA, FHLMC 1.45%, 05/01/2019	35,000	35,264
St. Louis County Industrial Development Authority, Special Assessment
2.00%, 03/01/2019 (B)	300,000	298,221
2.38%, 03/01/2020 (B)	300,000	298,584

		3,971,081

Montana - 0.6%
Montana Board of Housing, Revenue Bonds Series A-3 3.38%, 12/01/2025	100,000	104,483
Montana Facility Finance Authority, Revenue Bonds
3.00%, 06/01/2022	500,000	526,395
5.00%, 06/01/2024 - 06/01/2025	1,510,000	1,801,395

		2,432,273

Nebraska - 0.3%
Thurston County School District No. 16, General Obligation Limited
3.45%, 06/15/2025	270,000	272,076
3.60%, 06/15/2026	180,000	181,581
3.70%, 06/15/2027	290,000	292,920
3.80%, 06/15/2028	100,000	100,797
3.88%, 06/15/2029	100,000	100,493
4.05%, 06/15/2031	200,000	200,766

		1,148,633

Nevada - 0.1%
Clark County School District, General Obligation Limited Series A, NATL 5.00%, 06/15/2025	100,000	109,418
County of Clark, Revenue Bonds 5.00%, 07/01/2024	25,000	28,400
Nevada System of Higher Education, Revenue Bonds Series A 5.00%, 07/01/2021 - 07/01/2024	145,000	171,495

		309,313

New Hampshire - 0.0% (D)
New Hampshire State Turnpike System, Revenue Bonds Series B 5.00%, 02/01/2022	30,000	35,645

New Jersey - 5.8%
Camden County Improvement Authority, Revenue Bonds
4.00%, 01/15/2019 - 01/15/2020	1,920,000	2,110,653
5.00%, 01/15/2026	475,000	559,037
Series A
3.50%, 09/01/2018	50,000	53,341
4.00%, 12/01/2018 - 12/15/2025	2,190,000	2,449,227

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Casino Reinvestment Development Authority, Revenue Bonds AGM 5.00%, 11/01/2026	$ 575,000	$ 635,266
City of Atlantic City, General Obligation Unlimited AGM 4.00%, 08/01/2016	250,000	253,515
City of Bayonne, General Obligation Unlimited AGM
5.00%, 08/01/2023 - 08/01/2024	515,000	604,004
Series A, BAM
5.00%, 11/15/2018	260,000	288,558
City of Jersey City, General Obligation Unlimited BAM 5.00%, 12/01/2018	1,555,000	1,738,739
City of Newark, General Obligation Unlimited Series A 5.00%, 10/01/2020	475,000	524,196
City of Paterson, General Obligation Unlimited
AGM
5.00%, 06/15/2019	100,000	111,524
BAM
5.00%, 01/15/2024	1,990,000	2,236,004
City of Trenton, General Obligation Unlimited
AGC
5.00%, 07/15/2020	705,000	810,256
AGM
4.00%, 04/15/2020	110,000	119,589
BAM
5.00%, 12/01/2023 - 12/01/2026	1,950,000	2,233,764
County of Middlesex, Certificate of Participation 5.00%, 10/15/2026	40,000	47,807
Freehold Regional High School District, General Obligation Unlimited NATL 5.00%, 03/01/2019	25,000	28,177
Gloucester County Improvement Authority, Revenue Bonds Series A 4.00%, 12/01/2018	1,350,000	1,469,664
Little Egg Harbor Board of Education, General Obligation Unlimited AGM 4.00%, 01/15/2021	225,000	251,424
Matawan-Aberdeen Regional School District, General Obligation Unlimited 5.00%, 09/15/2019	25,000	28,456
New Jersey Economic Development Authority, Revenue Bonds
5.25%, 09/01/2022	25,000	28,679
Series K, AMBAC
5.50%, 12/15/2019	500,000	553,815

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Educational Facilities Authority, Revenue Bonds
AGM
5.00%, 07/01/2026	$ 910,000	$ 1,059,267
Series A, AGC, ICC
4.00%, 07/01/2018	75,000	80,808
Series D
5.00%, 07/01/2019	100,000	112,296
Series D, NATL
5.00%, 07/01/2017	60,000	64,150
Series F, AGC
4.00%, 07/01/2020	785,000	868,320
Series G, NATL
4.00%, 07/01/2018	50,000	52,400
New Jersey Health Care Facilities Financing Authority, Revenue Bonds 4.00%, 11/15/2018	50,000	54,428
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series A, AGM, CR
5.50%, 12/15/2021	435,000	495,104
Series B, AGC, ICC, MBIA
5.50%, 12/15/2021	65,000	73,981
Series B, NATL
5.50%, 12/15/2016	700,000	735,161
Passaic County Improvement Authority, Revenue Bonds 5.00%, 05/01/2019 - 05/01/2020	900,000	1,017,236
Paulsboro School District, General Obligation Unlimited AGM 3.00%, 04/01/2021	95,000	102,161
River Edge School District, General Obligation Unlimited 3.00%, 02/01/2020	25,000	26,600
South Jersey Transportation Authority LLC, Revenue Bonds AGC 4.00%, 11/01/2016	100,000	103,274
Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 4.50%, 06/01/2023	30,000	30,184
Township of Lakewood, General Obligation Unlimited BAM 4.00%, 11/01/2019	145,000	160,160

		22,171,225

New Mexico - 1.4%
City of Farmington, Revenue Bonds
Class B
1.88%, 04/01/2029 (A)	575,000	581,291
Class E
1.88%, 04/01/2029 (A)	800,000	809,440
Series A
1.88%, 04/01/2029 (A)	2,000,000	2,018,460

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Mexico (continued)
City of Hobbs, Revenue Bonds Series A 4.50%, 12/01/2034	$ 500,000	$ 496,185
County of Los Alamos, Revenue Bonds 5.00%, 06/01/2024	135,000	160,065
Las Cruces School District No. 2, General Obligation Unlimited Series A 4.00%, 08/01/2027	950,000	1,061,901
New Mexico Educational Assistance Foundation, Revenue Bonds Series A-1 4.00%, 12/01/2020	25,000	28,139

		5,155,481

New York - 4.2%
Albany Capital Resource Corp., Revenue Bonds Series A 5.00%, 12/01/2027 - 12/01/2033	425,000	484,040
City of Long Beach, General Obligation Limited Series B, BAM 3.00%, 12/15/2018	145,000	152,697
City of Yonkers, General Obligation Limited AGM 5.00%, 09/01/2024	2,950,000	3,510,706
County of Chautauqua, General Obligation Limited AGM 4.00%, 06/01/2019	25,000	27,291
County of Monroe, General Obligation Limited AGM 5.00%, 06/01/2020	3,955,000	4,592,902
Metropolitan Transportation Authority, Revenue Bonds Series A 5.00%, 11/15/2025	50,000	60,079
Nassau Health Care Corp., Revenue Notes 2.25%, 01/15/2016 (E)	200,000	200,478
New York State Dormitory Authority, Revenue Bonds
5.00%, 07/01/2027	2,000,000	2,309,920
Series A
5.00%, 07/01/2018 - 03/15/2028	775,000	910,649
Series A, NATL
5.50%, 05/15/2024	55,000	69,065
Niagara Falls City School District, Certificate of Participation AGM 5.00%, 06/15/2024 - 06/15/2025	740,000	868,184
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 4.00%, 05/15/2029	250,000	250,080
North East Joint Fire District, General Obligation Limited Series A, BAM 3.50%, 12/15/2019	60,000	65,329

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
State of New York Mortgage Agency, Revenue Bonds 3.45%, 10/01/2030	$ 710,000	$ 719,848
Suffolk County, General Obligation Limited Series B, AGM 5.00%, 10/01/2020	620,000	723,484
Town of Oyster Bay, General Obligation Limited
AGM
3.25%, 08/01/2022	890,000	954,160
Series B, AGM
3.00%, 11/01/2017	35,000	36,439

		15,935,351

North Carolina - 0.3%
City of Charlotte, Certificate of Participation Series A 5.00%, 12/01/2021	25,000	29,810
County of Mecklenburg, Certificate of Participation Series B 5.00%, 02/01/2018	30,000	32,833
County of Sampson, Revenue Bonds 4.00%, 12/01/2019	585,000	648,262
County of Union, Revenue Bonds 4.00%, 12/01/2022	40,000	45,383
North Carolina State Medical Care Commission, Revenue Bonds AGC 3.50%, 02/15/2019	130,000	140,486
Onslow County Hospital Authority, Revenue Bonds NATL, FHA 5.13%, 04/01/2019	75,000	78,167
Winston-Salem State University, Revenue Bonds 5.00%, 06/01/2023	150,000	171,723

		1,146,664

North Dakota - 0.4%
Grand Forks Park District, Revenue Bonds 3.00%, 12/01/2020	820,000	879,581
North Dakota Housing Finance Agency, Revenue Bonds
2.25%, 01/01/2021	100,000	102,012
2.55%, 01/01/2022	185,000	190,008
2.80%, 07/01/2023	155,000	159,760

		1,331,361

Ohio - 2.8%
American Municipal Power, Inc., Revenue Bonds Series C 5.25%, 02/15/2019	45,000	50,985
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series A-2 5.13%, 06/01/2024	1,530,000	1,369,595

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Butler County Port Authority, Revenue Bonds Series A 5.00%, 12/01/2024	$ 545,000	$ 640,211
City of Lorain, General Obligation Limited BAM 3.00%, 12/01/2024	45,000	46,974
City of Marysville Wastewater Treatment System Revenue, Revenue Bonds BAM 5.00%, 12/01/2023	635,000	765,073
County of Allen, Revenue Bonds Series B 4.13%, 09/01/2020	60,000	67,031
County of Lucas, Revenue Bonds Series D 5.00%, 11/15/2018	25,000	28,087
County of Montgomery, Revenue Bonds Series A 5.00%, 05/01/2032	50,000	50,097
County of Warren, Revenue Bonds
4.00%, 07/01/2018	125,000	133,416
5.00%, 07/01/2022 - 07/01/2023	425,000	489,197
Dayton-Montgomery County Port Authority, Revenue Bonds Series 1 6.13%, 01/15/2025 (E)	730,000	729,409
Franklin County Convention Facilities Authority, Revenue Bonds AMBAC 5.00%, 12/01/2023	100,000	100,420
Newark City School District, General Obligation Unlimited NATL 4.38%, 12/01/2032	40,000	40,034
Ohio Higher Educational Facility Commission, Revenue Bonds 5.00%, 01/01/2019	35,000	39,462
Series C
5.00%, 05/01/2020 - 05/01/2022	1,095,000	1,263,446
Ohio Housing Finance Agency, Revenue Bonds Series 1, GNMA, FNMA, FHLMC 3.80%, 05/01/2021	25,000	27,448
Ohio Water Development Authority, Revenue Bonds Series C 4.00%, 06/01/2033 (A)	1,250,000	1,290,462
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds
Series A, AGM
4.00%, 12/01/2031	2,000,000	2,049,060
4.25%, 12/01/2036	1,350,000	1,377,702
Toledo-Lucas County Port Authority, Revenue Bonds Series A 5.00%, 07/01/2020	115,000	126,739

		10,684,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oklahoma - 0.5%
Grady County School Finance Authority, Revenue Bonds 5.00%, 09/01/2022	$ 440,000	$ 515,544
Grand River Dam Authority, Revenue Bonds Series A 4.00%, 06/01/2024	485,000	549,170
Oklahoma Development Finance Authority, Revenue Bonds
4.00%, 07/01/2016 - 07/01/2018	650,000	676,186
5.00%, 06/01/2020	25,000	29,110
Series A
5.00%, 02/01/2020	50,000	57,810

		1,827,820

Oregon - 0.4%
Oregon State Facilities Authority, Revenue Bonds Series A 5.00%, 10/01/2021	1,190,000	1,377,365
State of Oregon Housing & Community Services Department, Revenue Bonds
Series A
5.00%, 07/01/2019	75,000	85,230
Series B
5.00%, 07/01/2019	45,000	50,774

		1,513,369

Pennsylvania - 7.5%
Allegheny County Hospital Development Authority, Revenue Bonds
Series B
5.00%, 06/15/2018	65,000	71,999
Allegheny Valley Joint School District, General Obligation Limited
BAM
5.00%, 11/01/2023	40,000	47,960
Beaver County Industrial Development Authority, Revenue Bonds
Series B
3.50%, 12/01/2035 (A)	840,000	850,508
Berks County Municipal Authority, Revenue Bonds Series A3 4.75%, 11/01/2018	100,000	111,043
Borough of Mechanicsburg, General Obligation Unlimited BAM 2.00%, 12/01/2017	80,000	81,710
Butler Township Technical School Authority, Revenue Bonds AGM 3.50%, 03/01/2023	50,000	50,052
Central Bradford Progress Authority, Revenue Bonds 5.25%, 12/01/2019	95,000	109,939
City of Philadelphia Water & Wastewater Revenue, Revenue Bonds Series C, AGM 5.00%, 08/01/2020	335,000	391,364

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Commonwealth Financing Authority, Revenue Bonds Series B-1, AGM 5.00%, 06/01/2025	$ 3,000,000	$ 3,585,630
County of Bedford, General Obligation Unlimited
Series A, BAM
2.13%, 09/01/2021	115,000	114,303
3.00%, 09/01/2019	100,000	107,037
County of Lebanon, General Obligation Unlimited Series A, BAM 2.00%, 10/15/2019	400,000	407,780
Erie County Conventional Center Authority, Revenue Bonds 5.00%, 01/15/2026	1,725,000	2,044,522
Hempfield Area School District, General Obligation Unlimited Series B, XCLA 4.00%, 03/15/2021	25,000	25,983
Indiana County Hospital Authority, Revenue Bonds Series A 5.50%, 06/01/2029	250,000	274,320
Monroeville Municipal Authority, Revenue Bonds Series A, AGM 2.00%, 12/01/2018	10,000	10,230
Montgomery County Industrial Development Authority, Revenue Bonds
3.00%, 01/01/2016	505,000	505,864
Series A
2.50%, 10/01/2030 (A)	3,000,000	3,003,090
Penn Hills School District, General Obligation Limited
BAM
3.00%, 10/01/2017	895,000	919,783
5.00%, 11/15/2022 - 11/15/2024	2,850,000	3,249,373
Series A, BAM
5.00%, 11/15/2025	370,000	423,432
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds 5.00%, 07/15/2020	50,000	57,218
Pennsylvania Turnpike Commission, Revenue Bonds Series A, AGM 5.25%, 07/15/2022	75,000	89,963
Philadelphia Gas Works Co., Revenue Bonds 5.00%, 08/01/2023 - 08/01/2024	590,000	698,864
Philadelphia Municipal Authority, Revenue Bonds AGC, ICC 6.50%, 04/01/2034	20,000	22,727
Reading Area Water Authority, Revenue Bonds AGM 4.00%, 12/01/2025	445,000	484,351

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Reading School District, General Obligation Unlimited Series A, AGM 5.00%, 02/01/2026 - 02/01/2027	$ 4,045,000	$ 4,656,115
Saxonburg Area Authority, Revenue Bonds AGM 3.00%, 03/01/2018	140,000	145,986
School District of Philadelphia, General Obligation Unlimited Series C 5.00%, 09/01/2017	150,000	160,724
State Public School Building Authority, Revenue Bonds
5.00%, 03/01/2019 - 09/15/2022	490,000	572,623
5.25%, 03/01/2020	170,000	195,585
AGM
4.00%, 10/01/2017 - 10/01/2018	1,475,000	1,587,455
5.00%, 10/01/2020 - 10/01/2023	360,000	419,423
BAM-TCRS
5.00%, 10/01/2019	410,000	462,746
Series A, BAM-TCRS
5.00%, 06/15/2026	1,350,000	1,569,658
Township of West Manheim, General Obligation Unlimited AGM 4.45%, 06/01/2034	40,000	40,082
Unity Township Municipal Authority, Revenue Bonds Series A, AGM 5.00%, 12/01/2022	45,000	53,563
West Mifflin School District, General Obligation Unlimited AGM 5.00%, 10/01/2022	815,000	935,759

		28,538,764

Puerto Rico - 2.6%
Commonwealth of Puerto Rico, General Obligation Unlimited
AGM
5.25%, 07/01/2020	50,000	51,603
5.50%, 07/01/2016 - 07/01/2019	865,000	899,989
AGM, CR
4.50%, 07/01/2023	30,000	29,370
5.25%, 07/01/2016 - 07/01/2017	185,000	189,889
NATL
6.00%, 07/01/2016	55,000	56,046
NATL, IBC
Zero Coupon, 07/01/2016	155,000	150,965
Series A, AGC
4.00%, 07/01/2016	60,000	60,873
5.00%, 07/01/2016 - 07/01/2017	170,000	173,672
Series A, AGC, ICC
5.00%, 07/01/2020	65,000	65,337
5.50%, 07/01/2029	100,000	100,728
Series A, AGC, ICC, FGIC
5.50%, 07/01/2020	170,000	175,702
Series A, AGM
5.25%, 07/01/2024	285,000	288,503

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
Series A, NATL
5.50%, 07/01/2019 - 07/01/2020	$ 50,000	$ 50,830
Series A, NATL, IBC
5.50%, 07/01/2016 - 07/01/2018	250,000	256,245
Series D, AGM
4.13%, 07/01/2020	75,000	75,014
Government Development Bank for Puerto Rico, Revenue Bonds NATL 4.75%, 12/01/2015	610,000	610,884
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM
5.00%, 07/01/2023	25,000	24,860
Series KK, NATL
5.50%, 07/01/2016	100,000	101,600
Series LL, NATL
5.50%, 07/01/2016 - 07/01/2017	185,000	188,689
Series MM, NATL
5.00%, 07/01/2020	10,000	9,958
Series RR, AGC
5.00%, 07/01/2028	200,000	194,752
Series RR, AGM
5.00%, 07/01/2020	1,000,000	1,001,900
Series SS, AGM
5.00%, 07/01/2019 - 07/01/2030	355,000	344,572
Series TT, AGC
5.00%, 07/01/2018	10,000	10,158
Series TT, AGM, CR
4.20%, 07/01/2019	100,000	99,625
5.00%, 07/01/2017	80,000	81,457
Series UU, AGC
5.00%, 07/01/2026	575,000	565,955
Series UU, AGM
4.00%, 07/01/2023	50,000	47,210
5.00%, 07/01/2016 - 07/01/2024	610,000	610,136
Series V, AGM
5.25%, 07/01/2027	80,000	79,580
Puerto Rico Highways & Transportation Authority, Revenue Bonds
AGC, ICC
5.00%, 07/01/2028	20,000	19,649
NATL
5.00%, 07/01/2018	15,000	15,008
Series CC, AGM, CR
5.50%, 07/01/2029	25,000	25,310
Series D, AGM
5.00%, 07/01/2027	400,000	396,832
Series E, AGM
5.50%, 07/01/2016 - 07/01/2023	355,000	366,829
Series L, AGC
5.25%, 07/01/2017 - 07/01/2019	270,000	278,497
Series N, AGC
5.25%, 07/01/2034	75,000	73,165
Series N, AGM, CR, AGC, ICC
5.50%, 07/01/2025	95,000	97,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series Z, AGM
6.25%, 07/01/2016	$ 15,000	$ 15,371
Puerto Rico Municipal Finance Agency, General Obligation Unlimited
Series A, AGM
5.00%, 08/01/2027	50,000	49,563
5.25%, 08/01/2017 - 08/01/2020	170,000	170,148
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM
5.00%, 08/01/2019 - 08/01/2030	545,000	537,623
Series C, AGC
5.25%, 08/01/2020	90,000	91,688
Series C, AGM
5.00%, 08/01/2016	190,000	190,467
5.25%, 08/01/2017	25,000	25,586
Puerto Rico Public Buildings Authority, Revenue Bonds
Series C, CIFG-TCRS, AGM, CR
5.50%, 07/01/2016	100,000	102,448
5.75%, 07/01/2017	375,000	388,237
Series L, AGM, CR
5.50%, 07/01/2021	125,000	129,666
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds Series A-1, AGM, CR Zero Coupon, 08/01/2033	325,000	115,388
University of Puerto Rico, Revenue Bonds Series P, NATL, IBC 5.00%, 06/01/2017	55,000	55,537

		9,740,621

Rhode Island - 1.3%
Providence Redevelopment Agency, Revenue Bonds
Series A
5.00%, 04/01/2021	400,000	453,920
Series A, AGM
5.00%, 04/01/2025	715,000	832,060
Rhode Island Commerce Corp., Revenue Bonds Series A, AGC 5.25%, 06/15/2021	50,000	56,113
Rhode Island Health & Educational Building Corp., Revenue Bonds AGM 4.00%, 05/15/2023 - 05/15/2024	1,905,000	2,089,750
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, 06/01/2023 - 06/01/2027	1,130,000	1,280,042
Town of West Warwick BAM 5.00%, 10/01/2019 (C)	315,000	353,354

		5,065,239

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina - 1.1%
County of Newberry, Revenue Bonds AGC 4.20%, 12/01/2018	$ 75,000	$ 75,215
County of Richland, Revenue Bonds Series A 3.88%, 04/01/2023	290,000	306,426
Fort Mill School Facilities Corp., Revenue Bonds 5.00%, 12/01/2022	725,000	861,336
Piedmont Municipal Power Agency, Revenue Bonds Series A-4 5.00%, 01/01/2020	35,000	40,177
Scago Educational Facilities Corp. for Cherokee School District No. 1, Revenue Bonds 5.00%, 12/01/2020	1,000,000	1,160,070
Scago Educational Facilities Corp. for Colleton School District, Revenue Bonds 5.00%, 12/01/2020	1,000,000	1,151,680
South Carolina Jobs-Economic Development Authority, Revenue Bonds Series A 5.00%, 08/01/2016	40,000	41,252
South Carolina State Housing Finance & Development Authority, Revenue Bonds GNMA, FNMA, FHLMC 2.00%, 07/01/2020	220,000	224,794
South Carolina State Public Service Authority, Revenue Bonds Series C 5.00%, 12/01/2025	390,000	469,006

		4,329,956

South Dakota - 1.0%
City of Deadwood, Certificate of Participation 3.00%, 11/01/2020	995,000	1,043,854
South Dakota Health & Educational Facilities Authority, Revenue Bonds
5.00%, 11/01/2026	1,000,000	1,178,650
Series B
3.00%, 08/01/2019 - 08/01/2021	1,315,000	1,407,810

		3,630,314

Tennessee - 1.6%
Chattanooga Health Educational & Housing Facility Board 5.00%, 10/01/2027 (C)	1,685,000	1,901,506
Tennessee Housing Development Agency, Revenue Bonds
2.35%, 07/01/2021	1,955,000	1,998,401
Series 2-B
2.30%, 01/01/2022	485,000	489,738
2.50%, 01/01/2023	555,000	560,456
2.70%, 07/01/2024	700,000	704,851
2.90%, 07/01/2025	540,000	543,683

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tennessee (continued)
Tennessee State School Bond Authority, Revenue Bonds Series C 5.00%, 05/01/2019	$ 30,000	$ 34,165

		6,232,800

Texas - 6.7%
Brazoria County Municipal Utility District No. 21, General Obligation Unlimited BAM 3.50%, 09/01/2024	310,000	342,717
Brazoria-Fort Bend County Municipal Utility District No. 1, General Obligation Unlimited
AGM
3.00%, 09/01/2024	50,000	52,095
MAC
3.00%, 09/01/2022	1,240,000	1,285,297
Cinco Southwest Municipal Utility District No. 1, Revenue Bonds BAM 2.00%, 12/01/2018	570,000	584,552
City of Beaumont Waterworks & Sewer System Revenue BAM 5.00%, 09/01/2027 (C)	900,000	1,058,031
City of Brownsville, General Obligation Limited 5.00%, 02/15/2026	275,000	327,580
City of Corpus Christi Utility System Revenue, Revenue Bonds 5.00%, 07/15/2019	60,000	68,345
City of Laredo International Toll Bridge System Revenue, Revenue Bonds AGM 5.00%, 10/01/2022 - 10/01/2023	610,000	718,289
City of Pearland, General Obligation Limited 5.00%, 03/01/2023	25,000	30,168
City of Pflugerville, General Obligation Limited 4.00%, 08/01/2022 - 08/01/2024	270,000	306,179
City of Weatherford Utility System Revenue, Revenue Bonds AGM 5.00%, 09/01/2025 - 09/01/2026	425,000	506,957
City of Westworth Village, General Obligation Limited BAM 3.00%, 08/15/2019	35,000	37,325
Dallas County Flood Control District No. 1, General Obligation Unlimited
Zero Coupon, 04/01/2016 (C) (E)	1,680,000	1,667,702
5.00%, 04/01/2017 - 04/01/2024 (C) (E)	8,565,000	9,156,969
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited AGM 3.00%, 09/01/2026	110,000	110,227
El Paso County Hospital District, General Obligation Limited 5.00%, 08/15/2020 - 08/15/2022	430,000	497,170

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited BAM 4.00%, 09/01/2027 (C)	$ 315,000	$ 334,347
Fort Bend County Levee Improvement District No. 7, General Obligation Unlimited 3.00%, 03/01/2023	250,000	266,482
Fort Bend County Municipal Utility District No. 133, General Obligation Unlimited AGM 2.00%, 09/01/2019	150,000	153,290
Fort Bend County Municipal Utility District No. 139, General Obligation Unlimited BAM 3.75%, 09/01/2026	50,000	52,595
Fort Bend County Municipal Utility District No. 142, General Obligation Unlimited MAC 3.00%, 09/01/2026	200,000	197,908
Fort Bend County Municipal Utility District No. 151, General Obligation Unlimited MAC 3.00%, 09/01/2026	495,000	492,980
Fort Bend County Municipal Utility District No. 57, General Obligation Unlimited AGM 3.00%, 04/01/2023 - 04/01/2024	485,000	495,851
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds
Series A
4.38%, 11/15/2021	20,000	22,095
Series B
5.25%, 12/01/2017	40,000	43,689
5.50%, 12/01/2018	200,000	227,192
Harris County Municipal Utility District No. 105, General Obligation Unlimited Series A, BAM 3.00%, 03/01/2022	110,000	113,794
Harris County Municipal Utility District No. 412, General Obligation Unlimited
MAC
2.00%, 09/01/2019	225,000	229,088
3.00%, 09/01/2021	100,000	105,706
Harris County Municipal Utility District No. 419, General Obligation Unlimited Series A, BAM 3.00%, 09/01/2026	140,000	141,593
Harris-Fort Bend Counties Municipal Utility District No. 3, General Obligation Unlimited AGM 3.00%, 04/01/2018 - 04/01/2019	300,000	312,106
Laredo Independent School District, General Obligation Unlimited 5.00%, 08/01/2019	75,000	85,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Lower Colorado River Authority, Revenue Bonds 5.00%, 05/15/2020	$ 35,000	$ 40,438
Main Street Market Square Redevelopment Authority, Tax Allocation BAM 4.00%, 09/01/2022 - 09/01/2023	935,000	1,043,234
Matagorda County Hospital District, Revenue Bonds FHA 3.63%, 08/15/2016	100,000	102,275
Metropolitan Transit Authority of Harris County, Revenue Bonds Series A 5.00%, 11/01/2020	40,000	45,894
Montgomery County Municipal Utility District No. 112, General Obligation Unlimited BAM 2.50%, 10/01/2022	85,000	85,387
Montgomery County Municipal Utility District No. 84, General Obligation Unlimited Series A, AGM 2.00%, 09/01/2020	310,000	313,336
North Central Texas Health Facility Development Corp., Revenue Bonds 5.00%, 08/15/2022	90,000	108,057
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited
BAM
3.00%, 10/01/2028	520,000	509,408
3.13%, 10/01/2029 - 10/01/2030	1,585,000	1,540,189
3.25%, 10/01/2031	1,430,000	1,381,866
Rolling Creek Utility District, General Obligation Unlimited MAC 3.00%, 09/01/2026	210,000	215,225
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds Series B, AGC 4.50%, 09/01/2019	65,000	71,899
University of Houston, Revenue Bonds Series A 5.00%, 02/15/2024	40,000	46,493

		25,527,342

Utah - 1.0%
City of Riverton, Revenue Bonds 5.00%, 08/15/2018	75,000	83,338
Utah Charter School Finance Authority, Revenue Bonds
4.00%, 04/15/2020 - 10/15/2023	1,035,000	1,152,825
4.25%, 04/15/2034	170,000	175,702
4.30%, 04/15/2025 (B)	750,000	746,760
Series A
5.00%, 10/15/2024 - 10/15/2025	1,360,000	1,610,167

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Utah (continued)
Utah State Board of Regents, Revenue Bonds Series EE-2 5.00%, 11/01/2019	$ 40,000	$ 46,092
Washington County Water Conservancy District, Revenue Bonds 5.00%, 10/01/2022	50,000	59,591

		3,874,475

Vermont - 0.3%
Vermont Educational & Health Buildings Financing Agency 5.00%, 10/01/2029 - 10/01/2030 (C)	1,010,000	1,128,482

Virginia - 0.5%
Alexandria Industrial Development Authority, Revenue Bonds
3.00%, 10/01/2018	150,000	155,616
4.00%, 10/01/2019 - 10/01/2020	1,290,000	1,391,378
Virginia College Building Authority, Revenue Bonds Series B 5.00%, 09/01/2028	50,000	56,490
Virginia Housing Development Authority, Revenue Bonds
Series A
2.40%, 03/01/2024	115,000	116,713
2.75%, 03/01/2026	155,000	156,831
Western Regional Jail Authority, Revenue Bonds 3.00%, 12/01/2019	165,000	176,727

		2,053,755

Washington - 0.3%
Central Puget Sound Regional Transit Authority, Revenue Bonds NATL 4.75%, 02/01/2028	50,000	52,340
Clark County Public Utility District No. 1, Revenue Bonds 5.00%, 01/01/2024	100,000	119,755
Energy Northwest, Revenue Bonds Series A 5.25%, 07/01/2018	35,000	39,154
King County School District No. 407, General Obligation Unlimited 5.63%, 12/01/2023	80,000	91,562
Port of Seattle, Revenue Bonds Series A 5.00%, 08/01/2018	25,000	27,712
Public Utility District No. 1 of Cowlitz County, Revenue Bonds 5.00%, 09/01/2019	155,000	176,824
Snohomish County Public Utility District No. 1, Revenue Bonds 5.00%, 12/01/2021	25,000	29,803
Washington Health Care Facilities Authority, Revenue Bonds
Series A
5.00%, 10/01/2019 - 08/15/2020	60,000	69,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
Washington Health Care Facilities Authority, Revenue Bonds (continued)
Series B
4.00%, 08/15/2018	$ 550,000	$ 597,300

		1,203,960

West Virginia - 0.0% (D)
West Virginia University, Revenue Bonds Series A 5.00%, 10/01/2024	25,000	29,967

Wisconsin - 0.4%
Central Brown County Water Authority, Revenue Bonds Series A 5.00%, 11/01/2019	50,000	57,529
City of Kaukauna Electric System Revenue, Revenue Bonds BAM 2.00%, 12/15/2018	175,000	179,431
Milwaukee Housing Authority, Revenue Bonds Series A 3.38%, 07/01/2029	750,000	760,822
Public Finance Authority, Revenue Bonds Series A 4.50%, 09/01/2026	170,000	176,780
State of Wisconsin, Revenue Bonds Series A 5.00%, 05/01/2019	25,000	28,453
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
5.00%, 08/15/2022 - 08/15/2023	140,000	158,731
5.00%, 11/15/2043 (A)	105,000	123,898

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (continued)
Series B
5.00%, 08/15/2018	$ 125,000	$ 139,079

		1,624,723

Total Municipal Government Obligations (Cost $345,439,190)		350,075,648

	Shares	Value
INVESTMENT COMPANIES - 0.1%
U.S. Fixed Income Funds - 0.1%
Pioneer Municipal High Income Advantage Trust	18,558	250,347
Pioneer Municipal High Income Trust	18,000	236,880

Total Investment Companies (Cost $492,123)		487,227

	Principal	Value
REPURCHASE AGREEMENT - 9.8%
State Street Bank & Trust Co. 0.01% (F), dated 10/30/2015, to be repurchased at $37,230,537 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $37,978,611.	$ 37,230,506	37,230,506

Total Repurchase Agreement (Cost $37,230,506)		37,230,506

Total Investments (Cost $383,161,819) (G)		387,793,381
Net Other Assets (Liabilities) - (1.9)%		(7,303,048)

Net Assets - 100.0%		$ 380,490,333

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Municipal Government Obligations	$—	$350,075,648	$—	$350,075,648
Investment Companies	487,227	—	—	487,227
Repurchase Agreement	—	37,230,506	—	37,230,506

Total Investments	$487,227	$387,306,154	$—	$387,793,381

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $5,700,785, representing 1.5% of the Fund’s net assets.
(C)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(D)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Miami-Dade County Industrial Development Authority, Revenue Bonds, 5.00%, 09/15/2034	07/24/2014	$129,665	$133,939	0.0	% (D)

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.00%, 06/01/2035	04/06/2015	499,875	500,618	0.1

Municipal Government Obligations	Jennings County School Building Corp., Revenue Bonds, 3.00%, 07/15/2019	07/09/2015	341,311	349,147	0.1

Municipal Government Obligations	Jennings County School Building Corp., Revenue Bonds, 3.00%, 01/15/2020	07/09/2015	348,619	358,438	0.1

Municipal Government Obligations	Dakota County Community Development Agency, Revenue Bonds, Series A, 5.00%, 09/01/2029	09/04/2014	718,870	737,226	0.2

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series B, 4.25%, 04/01/2025	06/19/2015	200,007	201,642	0.1

Municipal Government Obligations	Nassau Health Care Corp., Revenue Bonds, 2.25%, 01/15/2016	01/23/2015	202,000	200,478	0.1

Municipal Government Obligations	Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 6.13%, 01/15/2025	10/08/2015	730,010	729,409	0.2

Municipal Government Obligations	Dallas County Flood Control District No. 1, Zero Coupon, 04/01/2016	10/28/2015	1,667,679	1,667,702	0.4

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2017	10/28/2015	468,145	468,135	0.1

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2018	10/28/2015	1,251,624	1,251,626	0.3

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2019	10/28/2015	1,327,095	1,327,098	0.4

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2020	10/28/2015	596,596	596,586	0.2

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2021	10/28/2015	1,482,095	1,482,085	0.4

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2022	10/28/2015	1,554,917	1,554,921	0.4

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2023	10/28/2015	1,631,168	1,631,158	0.4

Municipal Government Obligations	Dallas County Flood Control District No. 1, 5.00%, 04/01/2024	10/28/2015	845,362	845,360	0.2

Total			$13,995,038	$14,035,568	3.7%

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Rate disclosed reflects the yield at October 31, 2015.
(G)	Aggregate cost for federal income tax purposes is $383,161,819. Aggregate gross unrealized appreciation and depreciation for all securities is $5,054,674 and $423,112, respectively. Net unrealized appreciation for tax purposes is $4,631,562.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CIFG	CIFG Assurance North America, Inc.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
MBIA	National Public Finance Guarantee Corp. (formerly Municipal Bond Insurance Association)
NATL	National Public Finance Guarantee Corp.
XLCA	Syncora (formerly XL Capital Assurance, Inc.)

PORTFOLIO ABBREVIATIONS:

CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
RE	Reinsured
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 9.1%
BXG Receivables Note Trust Series 2015-A, Class A 2.88%, 05/02/2030 (A)	$ 3,232,515	$ 3,229,533
CIFC Funding, Ltd. Series 2012-2A, Class A3R 3.03%, 12/05/2024 (A) (B)	3,345,000	3,343,756
Countrywide Asset-Backed Certificates
Series 2005-AB3, Class 2A3
0.56%, 02/25/2036 (B)	2,600,463	2,443,041
Series 2006-22, Class 2A3
0.36%, 01/25/2034 (B)	2,828,881	2,609,106
Series 2006-6, Class 2A3
0.48%, 09/25/2036 (B)	3,600,000	3,255,825
Diamond Resorts Owner Trust
Series 2013-2, Class A
2.27%, 05/20/2026 (A)	766,223	767,869
Series 2014-1, Class A
2.54%, 05/20/2027 (A)	2,169,808	2,175,267
GSAA Trust Series 2006-1, Class A3 0.53%, 01/25/2036 (B)	1,687,048	1,149,154
JGWPT XXIII LLC Series 2011-1A, Class A 4.70%, 10/15/2056 (A)	2,478,930	2,743,121
Lehman XS Trust Series 2005-8, Class 1A3 0.55%, 12/25/2035 (B)	1,798,347	1,186,707
Marine Pakr CLO, Ltd. Series 2012-1A, Class BR 2.88%, 10/12/2023 (A) (B)	2,595,000	2,532,979
NRZ Advance Receivables Trust Advance Receivables Backed Series 2015-T2, Class AT2 3.30%, 08/17/2048 (A)	1,595,000	1,594,761
OCP CLO, Ltd. Series 2015-8A, Class A1 1.85%, 04/17/2027 (A) (B)	3,805,000	3,767,034
Ocwen Master Advance Receivables Trust Series 2015-1, Class CT1 3.52%, 09/17/2046 (A)	1,500,000	1,501,113
Orange Lake Timeshare Trust Series 2014-AA, Class A 2.29%, 07/09/2029 (A)	1,144,814	1,138,459
SBA Tower Trust Series 2014-1A, Class C 2.90%, 10/15/2044 (A) (B)	3,245,000	3,226,212
Sierra Timeshare Receivables Funding LLC Series 2011-2A, Class A 3.26%, 05/20/2028 (A)	479,063	482,910
Soundview Home Loan Trust Series 2006-3, Class A3 0.36%, 11/25/2036 (B)	3,310,280	2,806,239
Spirit Master Funding LLC Series 2014-3A, Class A 5.74%, 03/20/2042 (A)	6,562,628	7,187,354
Welk Resorts LLC Series 2015-AA, Class A 2.79%, 06/16/2031 (A)	2,050,628	2,034,733

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Westgate Resorts LLC Series 2013-1A, Class A 2.25%, 08/20/2025 (A)	$ 351,811	$ 351,153

Total Asset-Backed Securities (Cost $46,031,550)		49,526,326

CONVERTIBLE BOND - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Financing, Inc. 8.63%, 07/15/2020	1,090,000	1,151,312

Total Convertible Bond (Cost $1,183,806)		1,151,312

CORPORATE DEBT SECURITIES - 59.2%
Aerospace & Defense - 0.4%
Bombardier, Inc.
4.75%, 04/15/2019 (A) (C)	1,910,000	1,652,150
7.50%, 03/15/2025 (A) (C)	475,000	369,312

		2,021,462

Airlines - 1.7%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	562,630	641,399
American Airlines Pass-Through Trust 4.00%, 01/15/2027	2,624,766	2,677,261
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	1,376,943	1,425,136
UAL Pass-Through Trust 10.40%, 05/01/2018	1,304,486	1,383,538
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,065,000	2,080,487
Virgin Australia Trust 5.00%, 04/23/2025 (A)	1,186,709	1,228,244

		9,436,065

Automobiles - 0.8%
FCA US LLC / CG Co-Issuer, Inc. 8.25%, 06/15/2021	1,900,000	2,033,000
General Motors Co.
3.50%, 10/02/2018	1,590,000	1,616,410
4.88%, 10/02/2023	660,000	692,409

		4,341,819

Banks - 9.9%
Bank of America Corp.
6.50%, 07/15/2018	2,420,000	2,681,125
6.88%, 04/25/2018, MTN	2,300,000	2,567,161
Barclays Bank PLC 10.18%, 06/12/2021 (A)	3,885,000	5,101,510
BBVA Bancomer SA 6.50%, 03/10/2021 (A) (C)	2,800,000	3,103,660
Citigroup, Inc. 5.95%, 01/30/2023 (B) (D)	3,515,000	3,488,638
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 (A) (B) (D)	3,975,000	4,943,906
First Horizon National Corp. 3.50%, 12/15/2020	1,070,000	1,066,359
HBOS PLC 6.75%, 05/21/2018, MTN (A)	3,405,000	3,752,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC 6.38%, 09/17/2024 (B) (D)	$ 3,260,000	$ 3,229,063
ING Bank NV 5.80%, 09/25/2023 (A)	3,830,000	4,210,480
Intesa Sanpaolo SpA
2.38%, 01/13/2017	1,500,000	1,507,748
5.02%, 06/26/2024 (A)	1,930,000	1,933,111
Regions Bank 7.50%, 05/15/2018	3,640,000	4,097,806
Royal Bank of Scotland Group PLC 5.13%, 05/28/2024	4,340,000	4,449,828
Santander Bank NA 2.00%, 01/12/2018	2,440,000	2,429,581
Turkiye Halk Bankasi AS 4.75%, 06/04/2019 (A)	1,070,000	1,071,502
Wells Fargo & Co. 7.98%, 03/15/2018 (B) (D)	3,970,000	4,228,050

		53,861,794

Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 9.75%, 11/17/2015	BRL 2,200,000	569,888

Biotechnology - 0.2%
Celgene Corp. 2.88%, 08/15/2020	$ 1,180,000	1,187,487

Building Products - 1.0%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017	2,325,000	1,854,187
Owens Corning 4.20%, 12/15/2022	3,508,000	3,547,002

		5,401,189

Capital Markets - 3.5%
Deutsche Bank AG
1.64%, 08/20/2020 (B) (C)	795,000	799,772
4.50%, 04/01/2025 (C)	3,590,000	3,488,277
Goldman Sachs Group, Inc. 5.70%, 05/10/2019 (B) (D)	1,770,000	1,794,338
Morgan Stanley
5.45%, 07/15/2019 (B) (D)	1,870,000	1,839,612
7.30%, 05/13/2019, MTN	1,850,000	2,157,546
Oaktree Capital Management, LP 6.75%, 12/02/2019 (A)	2,855,000	3,306,909
Prospect Capital Corp. 5.88%, 03/15/2023 (C)	2,625,000	2,624,323
UBS AG 7.63%, 08/17/2022	2,555,000	2,955,062

		18,965,839

Commercial Services & Supplies - 0.2%
Steelcase, Inc. 6.38%, 02/15/2021	1,080,000	1,201,065

Communications Equipment - 0.6%
Motorola Solutions, Inc. 3.50%, 09/01/2021	3,230,000	3,031,546

Construction Materials - 0.4%
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	2,352,000	2,327,487

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 1.6%
Discover Financial Services 3.75%, 03/04/2025	$ 3,580,000	$ 3,483,956
Springleaf Finance Corp. 6.90%, 12/15/2017, MTN	4,850,000	5,104,625

		8,588,581

Containers & Packaging - 0.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 3.34%, 12/15/2019 (A) (B)	1,400,000	1,379,000
Coveris Holding Corp. 10.00%, 06/01/2018 (A)	1,280,000	1,267,200
Coveris Holdings SA 7.88%, 11/01/2019 (A)	2,325,000	2,208,750

		4,854,950

Diversified Financial Services - 2.6%
General Electric Capital Corp. 7.13%, 06/15/2022 (B) (D)	3,700,000	4,347,500
ILFC E-Capital Trust I 4.57%, 12/21/2065 (A) (B)	1,945,000	1,794,262
Jefferies Group LLC 5.13%, 01/20/2023	1,935,000	1,936,552
Vesey Street Investment Trust I 4.40%, 09/01/2016 (E)	3,745,000	3,845,078
Voya Financial, Inc. 5.50%, 07/15/2022	1,831,000	2,073,133

		13,996,525

Diversified Telecommunication Services - 2.6%
AT&T, Inc.
3.40%, 05/15/2025	1,495,000	1,450,723
3.90%, 03/11/2024 (C)	1,749,000	1,791,747
CenturyLink, Inc. 5.80%, 03/15/2022	1,975,000	1,920,688
Frontier Communications Corp. 7.63%, 04/15/2024	2,375,000	2,125,625
Intelsat Jackson Holdings SA 7.50%, 04/01/2021	1,784,000	1,610,060
Unison Ground Lease Funding LLC 6.39%, 04/15/2040 (A)	4,615,000	5,289,146

		14,187,989

Electric Utilities - 0.2%
EDP Finance BV 5.25%, 01/14/2021 (A)	945,000	989,825

Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. 3.50%, 04/01/2022	2,425,000	2,359,176

Energy Equipment & Services - 2.0%
Hiland Partners, LP / Hiland Partners Finance Corp. 7.25%, 10/01/2020 (A)	1,715,000	1,792,175
NuStar Logistics, LP 8.15%, 04/15/2018	2,196,000	2,338,740
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	50,000	51,349
Seadrill, Ltd. 6.13%, 09/15/2017 (A)	1,700,000	1,266,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Transocean, Inc. 6.88%, 12/15/2021 (C)	$ 2,221,000	$ 1,757,366
Weatherford International, Ltd. 9.63%, 03/01/2019	3,657,000	3,803,280

		11,009,410

Food & Staples Retailing - 0.6%
CVS Health Corp. 2.25%, 08/12/2019 (C)	1,420,000	1,431,214
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,755,000	1,753,889

		3,185,103

Food Products - 0.7%
Kraft Heinz Foods Co. 2.80%, 07/02/2020 (A)	2,065,000	2,073,033
Post Holdings, Inc. 7.38%, 02/15/2022	1,833,000	1,931,249

		4,004,282

Health Care Equipment & Supplies - 0.4%
Mallinckrodt International Finance SA 3.50%, 04/15/2018 (C)	2,155,000	2,087,656
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 4.88%, 04/15/2020 (A)	200,000	191,750

		2,279,406

Health Care Providers & Services - 1.2%
CHS / Community Health Systems, Inc. 7.13%, 07/15/2020	2,600,000	2,665,000
Express Scripts Holding Co. 4.75%, 11/15/2021	1,774,000	1,920,639
Owens & Minor, Inc. 3.88%, 09/15/2021	2,060,000	2,086,110

		6,671,749

Hotels, Restaurants & Leisure - 0.8%
International Game Technology PLC 6.50%, 02/15/2025 (A)	1,927,000	1,811,380
Scientific Games International, Inc. 7.00%, 01/01/2022 (A)	912,000	916,560
Wyndham Worldwide Corp. 2.50%, 03/01/2018	1,790,000	1,792,526

		4,520,466

Household Durables - 0.2%
Meritage Homes Corp. 4.50%, 03/01/2018	1,150,000	1,164,375

Household Products - 0.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	3,190,000	3,317,600

Independent Power and Renewable Electricity Producers - 0.6%
NRG Energy, Inc. 7.88%, 05/15/2021	3,535,000	3,517,325

Insurance - 6.7%
American Financial Group, Inc. 9.88%, 06/15/2019	2,540,000	3,137,464
American International Group, Inc. 5.85%, 01/16/2018, MTN (C)	1,555,000	1,695,042

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Chubb Corp. 6.38%, 03/29/2067 (B)	$ 3,568,000	$ 3,425,280
Fidelity National Financial, Inc. 6.60%, 05/15/2017 (C)	2,170,000	2,315,227
Hanover Insurance Group, Inc. 6.38%, 06/15/2021	2,735,000	3,099,152
Hartford Financial Services Group, Inc. 5.50%, 10/15/2016	3,124,000	3,254,239
Oil Insurance, Ltd. 3.31%, 11/30/2015 (A) (B) (D)	1,245,000	1,095,600
Prudential Financial, Inc. 5.38%, 05/15/2045 (B)	4,195,000	4,215,975
Reinsurance Group of America, Inc. 6.75%, 12/15/2065 (B)	3,065,000	2,586,094
Sompo Japan Insurance, Inc. 5.33%, 03/28/2073 (A) (B) (C)	3,295,000	3,492,700
Stone Street Trust 5.90%, 12/15/2015 (A)	3,675,000	3,694,022
ZFS Finance USA Trust II 6.45%, 12/15/2065 (A) (B)	4,385,000	4,448,582

		36,459,377

IT Services - 0.3%
SunGard Data Systems, Inc. 6.63%, 11/01/2019	1,650,000	1,707,750

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	1,000,000	1,001,507

Machinery - 0.2%
CNH Industrial Capital LLC 3.88%, 07/16/2018 (A)	980,000	982,450

Media - 1.5%
Cablevision Systems Corp. 7.75%, 04/15/2018	2,425,000	2,546,250
CCO Holdings LLC / CCO Holdings Capital Corp. 6.50%, 04/30/2021	65,000	68,209
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	4,065,000	4,213,613
Numericable-SFR SAS 4.88%, 05/15/2019 (A)	1,350,000	1,356,750

		8,184,822

Metals & Mining - 0.9%
Anglo American Capital PLC 9.38%, 04/08/2019 (A)	1,661,000	1,787,318
Glencore Finance Canada, Ltd. 5.80%, 11/15/2016 (A) (C)	976,000	976,000
Glencore Funding LLC 2.50%, 01/15/2019 (A)	955,000	815,928
Rio Tinto Finance USA, Ltd. 9.00%, 05/01/2019	1,192,000	1,447,281

		5,026,527

Multi-Utilities - 0.3%
Black Hills Corp. 4.25%, 11/30/2023	1,730,000	1,809,108

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 4.3%
California Resources Corp. 5.00%, 01/15/2020 (C)	$ 1,606,000	$ 1,168,365
Chesapeake Energy Corp.
3.57%, 04/15/2019 (B) (C)	1,465,500	945,248
6.50%, 08/15/2017 (C)	1,850,000	1,699,687
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	2,311,000	2,322,555
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	706,000	691,880
Energy Transfer Partners, LP 2.50%, 06/15/2018	935,000	924,271
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, 11/01/2019	3,255,000	764,925
Lukoil International Finance BV 3.42%, 04/24/2018 (A)	1,550,000	1,510,723
ONEOK Partners, LP 4.90%, 03/15/2025	2,255,000	2,078,986
Petrobras Global Finance BV 3.00%, 01/15/2019 (C)	3,480,000	2,884,050
Petroleum Co., of Trinidad & Tobago, Ltd. 9.75%, 08/14/2019 (A) (C)	1,351,000	1,445,570
Ras Laffan Liquefied Natural Gas Co., Ltd. III 6.75%, 09/30/2019 (A)	2,270,000	2,663,850
Rosneft Oil Co. via Rosneft International Finance, Ltd. 3.15%, 03/06/2017 (A)	765,000	754,946
YPF SA 8.50%, 07/28/2025 (A) (C)	3,777,000	3,712,791

		23,567,847

Paper & Forest Products - 0.2%
Boise Cascade Co. 6.38%, 11/01/2020	1,130,000	1,169,550

Pharmaceuticals - 1.1%
Actavis Funding SCS
2.35%, 03/12/2018	1,192,000	1,197,706
3.80%, 03/15/2025	1,760,000	1,744,051
Actavis, Inc. 3.25%, 10/01/2022	1,550,000	1,517,916
Perrigo Co. PLC 2.30%, 11/08/2018	903,000	889,495
Valeant Pharmaceuticals International, Inc. 5.88%, 05/15/2023 (A) (C)	544,000	457,980

		5,807,148

Professional Services - 0.4%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	2,400,000	2,112,000

Real Estate Investment Trusts - 2.4%
CBL & Associates, LP 5.25%, 12/01/2023	1,463,000	1,498,383
EPR Properties 7.75%, 07/15/2020	2,179,000	2,559,449
Government Properties Income Trust 3.75%, 08/15/2019	2,180,000	2,216,530

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Investment Trusts (continued)
Hospitality Properties Trust 5.00%, 08/15/2022	$ 1,653,000	$ 1,706,947
Kilroy Realty, LP 6.63%, 06/01/2020	2,031,000	2,328,093
Vereit Operating Partnership, LP 2.00%, 02/06/2017	2,775,000	2,735,317

		13,044,719

Road & Rail - 1.8%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (A)	1,410,000	1,454,063
7.13%, 10/15/2020 (A)	6,535,000	7,596,937
Hertz Corp. 6.75%, 04/15/2019	515,000	528,519

		9,579,519

Semiconductors & Semiconductor Equipment - 0.2%
KLA-Tencor Corp. 4.13%, 11/01/2021	1,281,000	1,286,454

Specialty Retail - 0.2%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (A)	1,425,000	1,164,937

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020 (A)	2,588,000	2,606,496

Tobacco - 0.4%
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019 (C)	1,975,000	2,335,307

Trading Companies & Distributors - 0.7%
International Lease Finance Corp. 6.75%, 09/01/2016 (A)	3,780,000	3,923,322

Wireless Telecommunication Services - 2.7%
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	680,000	668,460
4.88%, 08/15/2040 (A)	950,000	1,025,938
6.11%, 01/15/2040 (A)	4,317,000	4,767,542
SBA Tower Trust 5.10%, 04/15/2042 (A)	3,680,000	3,757,403
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	3,930,000	4,320,524

		14,539,867

Total Corporate Debt Securities (Cost $327,140,881)		323,301,110

FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Mexican Bonos
7.25%, 12/15/2016	MXN 28,500,000	1,794,701
8.50%, 12/13/2018	15,428,600	1,035,844
Philippine Government International Bond 4.95%, 01/15/2021	PHP 90,000,000	2,000,107

Total Foreign Government Obligations (Cost $5,518,302)		4,830,652

LOAN ASSIGNMENTS - 0.7%
Food & Staples Retailing - 0.1%
Albertson’s LLC Term Loan B2 5.38%, 03/21/2019 (B)	$ 491,387	490,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Metals & Mining - 0.1%
Atkore International, Inc. 2nd Lien Term Loan 7.75%, 10/09/2021 (B)	$ 550,000	$ 479,875

Technology Hardware, Storage & Peripherals - 0.5%
Dell International LLC Term Loan B2 4.00%, 04/29/2020 (B)	2,764,407	2,763,011

Total Loan Assignments (Cost $3,801,931)		3,733,597

MORTGAGE-BACKED SECURITIES - 13.2%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A 4.08%, 03/13/2031 (A)	349,734	357,893
Alternative Loan Trust
Series 2004-3T1, Class A3
5.00%, 05/25/2034	257,897	262,452
Series 2005-14, Class 4A1
0.42%, 05/25/2035 (B)	1,827,745	1,550,194
Series 2006-OC1, Class 2A3A
0.52%, 03/25/2036 (B)	2,267,557	1,990,230
American Home Mortgage Assets Trust Series 2007-2, Class A1 0.32%, 03/25/2047 (B)	990,870	763,601
BB-UBS Trust Series 2012-TFT, Class C 3.47%, 06/05/2030 (A) (B)	1,600,000	1,538,099
BBCMS Trust Series 2014-BXO, Class C 2.20%, 08/15/2027 (A) (B)	1,735,000	1,725,923
BCAP LLC Trust Series 2009-RR14, Class 1A1 6.00%, 05/26/2037 (A) (B)	387,799	407,582
BHMS Mortgage Trust Series 2014-ATLS, Class CFX 4.69%, 07/05/2033 (A) (B)	2,000,000	2,034,133
Boca Hotel Portfolio Trust Series 2013-BOCA, Class C 2.35%, 08/15/2026 (A) (B)	2,000,000	1,998,437
CD Commercial Mortgage Trust Series 2007-CD4, Class A1A 5.29%, 12/11/2049 (B)	892,757	919,879
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class B 3.21%, 04/10/2028 (A)	2,200,000	2,232,767
CHL Mortgage Pass-Through Trust Series 2005-11, Class 4A1 0.47%, 04/25/2035 (B)	547,323	475,646
Citigroup Commercial Mortgage Trust Series 2014-388G, Class D 1.95%, 06/15/2033 (A) (B)	1,280,000	1,257,518
COMM Mortgage Trust Series 2014-PAT, Class D 2.35%, 08/13/2027 (A) (B)	1,825,000	1,776,527
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A 5.36%, 02/15/2040	3,365,480	3,483,096

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust
Series 2010-18R, Class 1A11
2.80%, 08/26/2035 (A) (B)	$ 88,479	$ 87,950
Series 2010-RR2, Class 1B
5.51%, 04/15/2047 (A) (B)	3,500,000	3,638,758
Series 2014-11R, Class 17A1
0.24%, 12/27/2036 (A) (B)	1,695,242	1,602,194
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.56%, 04/10/2031 (A) (B)	2,000,000	2,004,738
HarborView Mortgage Loan Trust Series 2007-2, Class 2A1A 0.36%, 05/25/2038 (B)	5,239,275	3,804,963
Hilton USA Trust Series 2013-HLF, Class CFL 2.09%, 11/05/2030 (A) (B)	1,537,325	1,525,858
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1 4.17%, 08/25/2037 (B)	1,272,296	983,522
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.72%, 12/26/2037 (A) (B)	168,411	167,522
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 (A)	100,672	104,044
Series 2009-R7, Class 12A1
2.75%, 08/26/2036 (A) (B)	57,233	56,826
Series 2009-R7, Class 1A1
2.41%, 02/26/2036 (A) (B)	427,502	420,051
Series 2009-R7, Class 4A1
2.67%, 09/26/2034 (A) (B)	150,098	148,261
Series 2009-R9, Class 1A1
2.41%, 08/26/2046 (A) (B)	255,090	257,684
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD11, Class AM
5.77%, 06/15/2049 (B)	2,000,000	2,067,814
Series 2007-LD11, Class ASB
5.77%, 06/15/2049 (B)	314,782	321,387
Series 2014-DSTY, Class C
3.80%, 06/10/2027 (A) (B)	2,000,000	2,029,626
Series 2014-FBLU, Class D
2.80%, 12/15/2028 (A) (B)	2,000,000	2,000,026
Series 2015-CSMO, Class C
2.45%, 01/15/2032 (A) (B)	1,295,000	1,285,948
JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR2, Class MLB 5.74%, 06/15/2050 (A) (B)	3,110,000	3,246,139
JPMorgan Re-REMIC Trust Series 2009-7, Class 8A1 2.89%, 01/27/2047 (A) (B)	32,475	32,501
LB Commercial Mortgage Trust Series 2007-C3, Class A1A 5.85%, 07/15/2044 (B)	1,286,845	1,361,811
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1 2.78%, 03/25/2036 (B)	2,640,974	1,946,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A
5.79%, 08/15/2045 (A) (B)	$ 2,185,119	$ 2,283,947
Series 2010-R4, Class 3A
5.50%, 08/26/2047 (A)	556,503	570,245
Series 2014-R4, Class 4A
2.87%, 11/21/2035 (A) (B)	3,485,763	3,535,605
ORES LLC Series 2014-LV3, Class A 3.00%, 03/27/2024 (A)	411,219	410,687
RALI Trust Series 2006-QO1, Class 3A1 0.47%, 02/25/2046 (B)	6,024,288	3,452,664
Residential Asset Securitization Trust Series 2004-A4, Class A11 5.50%, 08/25/2034	1,492,082	1,561,808
Structured Asset Mortgage Investments II Trust
Series 2006-AR7, Class A1BG
0.32%, 08/25/2036 (B)	6,237,439	4,815,951
Series 2007-AR3, Class 1A3
0.41%, 09/25/2047 (B)	5,079,763	3,528,055
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.62%, 06/25/2033 (B)	120,923	122,072
Series 2003-L, Class 1A2
2.59%, 11/25/2033 (B)	81,819	82,299

Total Mortgage-Backed Securities (Cost $72,082,323)		72,231,084

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.7%
State of California, General Obligation Unlimited 7.95%, 03/01/2036	3,150,000	3,767,179

Rhode Island - 0.1%
Rhode Island Commerce Corp., Revenue Bonds AGM 6.00%, 11/01/2015 (F)	545,000	545,060

Total Municipal Government Obligations (Cost $3,910,782)		4,312,239

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.4%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	1,450,533	289,953
Federal National Mortgage Association
3.50%, TBA (G)	19,018,000	20,078,847
4.00%, TBA (G)	3,245,000	3,454,150

Total U.S. Government Agency Obligations (Cost $24,498,846)		23,822,950

U.S. GOVERNMENT OBLIGATIONS - 9.1%
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	4,080,655	4,920,164

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note
0.50%, 09/30/2016	$ 495,000	$ 495,245
1.38%, 07/31/2018 - 09/30/2020	18,023,000	18,156,515
1.75%, 05/15/2022	18,706,100	18,584,323
2.00%, 02/15/2025 - 08/15/2025	4,045,000	3,995,018
2.50%, 08/15/2023	3,521,000	3,653,679

Total U.S. Government Obligations (Cost $48,674,886)		49,804,944

	Shares	Value
COMMON STOCK - 0.2%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	26,000	1,218,880

Total Common Stock (Cost $814,250)		1,218,880

CONVERTIBLE PREFERRED STOCK - 0.2%
Pharmaceuticals - 0.2%
Allergan PLC Series A, 5.50%	1,152	1,205,718

Total Convertible Preferred Stock (Cost $1,152,006)		1,205,718

PREFERRED STOCKS - 0.9%
Banks - 0.2%
CoBank ACB Series F, 6.25% (A) (B)	9,770	1,010,584

Consumer Finance - 0.1%
Ally Financial, Inc. Series A, 8.50% (B)	28,856	741,599

Diversified Telecommunication Services - 0.6%
Centaur Funding Corp. Series B, 9.08% (A)	2,661	3,286,335

Total Preferred Stocks (Cost $5,164,342)		5,038,518

WARRANT - 0.5%
Banks - 0.5%
Wells Fargo & Co. (H) Exercise Price $34.00 Expiration Date 10/28/2018	148,210	2,995,324

Total Warrant (Cost $1,141,217)		2,995,324

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 1.5%
Federal Home Loan Bank Discount Notes 0.13%, 02/03/2016 (G) (I)	$ 7,940,000	7,937,539

Total Short-Term U.S. Government Agency Obligation (Cost $7,937,448)		7,937,539

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.9%
U.S. Treasury Bill 0.04%, 12/10/2015 - 12/17/2015 (I)	15,769,000	15,768,668

Total Short-Term U.S. Government Obligation (Cost $15,768,259)		15,768,668

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (I)	21,857,405	$ 21,857,405

Total Securities Lending Collateral (Cost $21,857,405)		21,857,405

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (I), dated 10/30/2015, to be repurchased at $7,098,232 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.11%, due 11/07/2022, and with a value of $7,240,507.	$ 7,098,226	7,098,226

Total Repurchase Agreement (Cost $7,098,226)		7,098,226

Total Investments (Cost $593,776,460) (J)		595,834,492
Net Other Assets (Liabilities) - (9.1)%		(49,679,896)

Net Assets - 100.0%		$ 546,154,596

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$49,526,326	$—	$49,526,326
Convertible Bond	—	1,151,312	—	1,151,312
Corporate Debt Securities	—	323,301,110	—	323,301,110
Foreign Government Obligations	—	4,830,652	—	4,830,652
Loan Assignments	—	3,733,597	—	3,733,597
Mortgage-Backed Securities	—	72,231,084	—	72,231,084
Municipal Government Obligations	—	4,312,239	—	4,312,239
U.S. Government Agency Obligations	—	23,822,950	—	23,822,950
U.S. Government Obligations	—	49,804,944	—	49,804,944
Common Stock	1,218,880	—	—	1,218,880
Convertible Preferred Stock	1,205,718	—	—	1,205,718
Preferred Stocks	5,038,518	—	—	5,038,518
Warrant	2,995,324	—	—	2,995,324
Short-Term U.S. Government Agency Obligation	—	7,937,539	—	7,937,539
Short-Term U.S. Government Obligation	—	15,768,668	—	15,768,668
Securities Lending Collateral	21,857,405	—	—	21,857,405
Repurchase Agreement	—	7,098,226	—	7,098,226

Total Investments	$32,315,845	$563,518,647	$—	$595,834,492

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $196,370,560, representing 36.0% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $21,413,474. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2015; the maturity date disclosed is the ultimate maturity date.
(F)	Illiquid security. Total aggregate value of illiquid securities is $545,060, representing 0.1% of the Fund’s net assets.
(G)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(H)	Non-income producing security.
(I)	Rate disclosed reflects the yield at October 31, 2015.
(J)	Aggregate cost for federal income tax purposes is $593,780,199. Aggregate gross unrealized appreciation and depreciation for all securities is $16,810,089 and $14,755,796, respectively. Net unrealized appreciation for tax purposes is $2,054,293.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
MXN	Mexican Peso
PHP	Philippine Peso

MUNICIPAL INSURER ABBREVIATION:

AGM	Assured Guaranty Municipal Corp.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 9.1%
Banks - 0.5%
CIT Group, Inc. 5.25%, 03/15/2018	$ 1,500,000	$ 1,573,125

Building Products - 0.6%
Norbord, Inc. 6.25%, 04/15/2023 (A)	2,000,000	2,010,000

Chemicals - 0.2%
Hexion, Inc. 6.63%, 04/15/2020	750,000	635,625

Communications Equipment - 0.6%
CommScope, Inc. 4.38%, 06/15/2020 (A) (B)	2,000,000	2,040,000

Consumer Finance - 0.6%
Springleaf Finance Corp. 5.25%, 12/15/2019	2,000,000	1,990,000

Containers & Packaging - 1.0%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 3.34%, 12/15/2019 (A) (B) (C)	2,000,000	1,970,000
Coveris Holdings SA 7.88%, 11/01/2019 (A)	1,625,000	1,543,750

		3,513,750

Diversified Financial Services - 0.3%
Denali Borrower LLC / Denali Finance Corp. 5.63%, 10/15/2020 (A)	1,000,000	1,063,750

Food Products - 0.5%
Post Holdings, Inc.
6.75%, 12/01/2021 (A)	500,000	517,500
7.75%, 03/15/2024 (A) (B)	1,000,000	1,065,000

		1,582,500

Health Care Providers & Services - 1.6%
CHS / Community Health Systems, Inc. 5.13%, 08/01/2021	1,000,000	1,032,500
LifePoint Health, Inc. 5.50%, 12/01/2021	500,000	507,500
Tenet Healthcare Corp.
3.84%, 06/15/2020 (A) (C)	2,000,000	1,985,000
4.50%, 04/01/2021	2,000,000	2,000,000

		5,525,000

Hotels, Restaurants & Leisure - 0.1%
Scientific Games International, Inc. 7.00%, 01/01/2022 (A)	500,000	502,500

Household Durables - 0.3%
Meritage Homes Corp. 4.50%, 03/01/2018	1,000,000	1,012,500

Household Products - 0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020 (B)	1,000,000	1,040,000

Media - 1.4%
Cablevision Systems Corp. 7.75%, 04/15/2018	1,500,000	1,575,000
CCO Holdings LLC / CCO Holdings Capital Corp. 6.50%, 04/30/2021	2,000,000	2,098,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	$ 500,000	$ 515,000
6.50%, 11/15/2022 (B)	500,000	521,250

		4,710,000

Oil, Gas & Consumable Fuels - 0.5%
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,896,000	1,858,080

Real Estate Investment Trusts - 0.1%
Iron Mountain, Inc. 6.00%, 10/01/2020 (A)	500,000	530,000

Software - 0.1%
Infor US, Inc. 5.75%, 08/15/2020 (A)	500,000	510,000

Wireless Telecommunication Services - 0.4%
Sprint Communications, Inc. 6.00%, 11/15/2022 (B)	1,500,000	1,281,735

Total Corporate Debt Securities (Cost $31,429,002)		31,378,565

LOAN ASSIGNMENTS - 85.0%
Aerospace & Defense - 1.3%
BE Aerospace, Inc. Term Loan B 4.00%, 12/16/2021 (C)	938,182	942,873
Silver II US Holdings LLC Term Loan 4.00%, 12/13/2019 (C)	922,290	845,433
TransDigm, Inc. Term Loan C 3.75%, 02/28/2020 (C)	873,584	862,118
Term Loan E
3.50%, 05/14/2022 (C)	1,990,481	1,949,841

		4,600,265

Auto Components - 1.0%
Crowne Group LLC 1st Lien Term Loan 6.00%, 09/30/2020 (C)	1,983,728	1,968,850
Goodyear Tire & Rubber Co. 2nd Lien Term Loan 3.75%, 04/30/2019 (C)	1,500,000	1,501,850

		3,470,700

Automobiles - 0.3%
Chrysler Group LLC Term Loan B 3.50%, 05/24/2017 (C)	989,664	987,087

Biotechnology - 1.4%
Concordia Healthcare Corp. Term Loan TBD, 10/20/2021 (D) (E)	2,000,000	1,918,750
Sage Products Holdings III LLC Refinance Term Loan B 4.25%, 12/13/2019 (C)	3,055,239	3,048,557

		4,967,307

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Building Products - 1.1%
Builders FirstSource, Inc. Term Loan B 6.00%, 07/31/2022 (C)	$ 2,000,000	$ 1,986,250
Ply Gem Industries, Inc. Term Loan 4.00%, 02/01/2021 (C)	1,970,000	1,940,943

		3,927,193

Capital Markets - 3.2%
ARG IH Corp. Term Loan B 4.76%, 11/15/2020 (C)	1,481,250	1,483,546
Duff & Phelps Investment Management Co. Term Loan B 4.75%, 04/23/2020 (C)	979,964	970,777
Term Loan B1 4.75%, 04/23/2020 (C)	496,250	491,597
First Eagle Investment Management LLC Term Loan TBD, 10/21/2022 (D) (E)	1,000,000	990,000
Guggenheim Partners LLC Term Loan 4.25%, 07/22/2020 (C) (D)	2,971,032	2,966,080
Onex Wizard US Acquisition, Inc. Term Loan 4.25%, 03/13/2022 (C)	2,089,500	2,086,307
RPI Finance Trust Term Loan B4 3.50%, 11/09/2020 (C)	1,989,975	1,981,683

		10,969,990

Chemicals - 1.6%
Chemours Co. Term Loan B 3.75%, 05/12/2022 (C)	798,000	724,849
Minerals Technologies, Inc.
Fixed Rate Term Loan
4.75%, 05/09/2021 (C)	2,100,000	2,102,625
Term Loan B
3.75%, 05/09/2021 (C)	172,877	172,013
Road Infrastructure Investment LLC 1st Lien Term Loan 4.25%, 03/31/2021 (C)	997,468	970,869
Trinseo Materials Operating SCA Term Loan B 4.25%, 11/05/2021 (C)	1,496,250	1,484,093

		5,454,449

Commercial Services & Supplies - 3.6%
ADS Waste Holdings, Inc. Term Loan 3.75%, 10/09/2019 (C)	430,083	424,259
Asurion LLC Term Loan B1 5.00%, 05/24/2019 (C)	811,235	773,715
Term Loan B4
5.00%, 08/04/2022 (C)	997,500	941,640
Multi Packaging Solutions, Inc.
Incremental Term Loan
4.25%, 09/30/2020 (C)	401,430	398,420

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Multi Packaging Solutions, Inc. (continued)
Term Loan A
4.25%, 09/30/2020 (C)	$ 400,417	$ 396,913
Term Loan B
4.25%, 09/30/2020 (C)	1,605,681	1,591,631
Quincy Newspapers, Inc. Term Loan B TBD, 10/13/2022 (D) (E)	2,000,000	1,980,000
RGIS Services LLC Term Loan C 5.50%, 10/18/2017 (C)	489,848	372,284
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, 12/11/2021 (C) (D)	3,481,231	3,488,483
W/S Packaging Group, Inc. Term Loan B 5.00%, 08/09/2019 (C)	468,814	433,652
Waste Industries USA, Inc. Term Loan B 4.25%, 02/27/2020 (C)	600,000	601,000
WTG Holdings III Corp. 1st Lien Term Loan 4.75%, 01/15/2021 (C)	1,146,250	1,137,653

		12,539,650

Communications Equipment - 1.5%
AVSC Holding Corp. 1st Lien Term Loan 4.50%, 01/24/2021 (C)	3,665,136	3,591,833
Riverbed Technology, Inc. Term Loan B 6.00%, 04/24/2022 (C)	1,493,747	1,494,014

		5,085,847

Construction & Engineering - 0.8%
Granite Acquisition, Inc.
Term Loan B
5.00%, 12/19/2021 (C)	1,922,256	1,874,199
Term Loan C
5.00%, 12/19/2021 (C)	63,218	61,638
Pike Corp. 1st Lien Term Loan 5.50%, 12/22/2021 (C)	908,790	902,732

		2,838,569

Containers & Packaging - 6.1%
Anchor Glass Container Corp. 1st Lien Term Loan 4.50%, 07/01/2022 (C)	4,103,395	4,099,292
Berry Plastics Holding Corp.
Term Loan E
3.75%, 01/06/2021 (C)	2,812,222	2,808,268
Term Loan F
4.00%, 10/01/2022 (C)	1,000,000	1,001,111
BWAY Holding Co., Inc. Term Loan B 5.50%, 08/14/2020 (C)	2,479,943	2,483,043
Coveris Holdings SA Term Loan B1 4.50%, 05/08/2019 (C)	2,487,342	2,478,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Hilex Poly Co. LLC Term Loan B 6.00%, 12/05/2021 (C) (D)	$ 1,294,000	$ 1,291,843
Packaging Coordinators, Inc. 1st Lien Term Loan 5.25%, 08/01/2021 (C)	992,487	984,217
Printpack Holdings, Inc. Term Loan 6.00%, 05/28/2020 (C)	2,976,162	2,972,442
Tekni-Plex, Inc. Term Loan B 4.50%, 06/01/2022 (C)	2,992,500	2,971,125

		21,089,355

Distributors - 0.5%
Autoparts Holdings, Ltd. 1st Lien Term Loan 7.00%, 07/29/2017 (C)	2,016,884	1,613,508

Diversified Consumer Services - 2.6%
Affinion Group, Inc. Term Loan B 6.75%, 04/30/2018 (C)	981,176	940,293
Pre-Paid Legal Services, Inc. 1st Lien Term Loan 6.50%, 07/01/2019 (C)	2,196,830	2,185,846
ServiceMaster Co. Term Loan B 4.25%, 07/01/2021 (C)	3,968,703	3,965,726
William Morris Endeavor Entertainment LLC 1st Lien Term Loan 5.25%, 05/06/2021 (C)	1,983,718	1,976,776

		9,068,641

Diversified Telecommunication Services - 0.7%
Cincinnati Bell, Inc. Term Loan B 4.00%, 09/10/2020 (C)	882,000	870,314
Global Tel*Link Corp. 1st Lien Term Loan 5.00%, 05/22/2020 (C)	725,815	580,652
Hawaiian Telcom Communications, Inc. Term Loan B 5.00%, 06/06/2019 (C)	992,402	989,094

		2,440,060

Electric Utilities - 0.8%
Lonestar Generation LLC Term Loan B 5.25%, 02/20/2021 (C)	1,479,987	1,176,589
Star West Generation LLC Term Loan B 4.25%, 03/13/2020 (C)	1,676,795	1,645,355

		2,821,944

Electrical Equipment - 0.3%
Trojan Battery Co. LLC Term Loan 5.75%, 06/11/2021 (C)	993,750	981,328

	Principal	Value
LOAN ASSIGNMENTS (continued)
Electronic Equipment, Instruments & Components - 0.9%
Sensus USA, Inc. 1st Lien Term Loan 4.50%, 05/09/2017 (C)	$ 2,159,598	$ 2,146,101
Zebra Technologies Corp. Term Loan B 4.75%, 10/27/2021 (C)	940,909	946,196

		3,092,297

Energy Equipment & Services - 0.1%
Floatel International, Ltd. Term Loan B 6.00%, 06/27/2020 (C)	492,500	294,269

Food & Staples Retailing - 2.9%
Albertson’s LLC Term Loan B2 5.38%, 03/21/2019 (C)	1,286,514	1,284,746
Hostess Brands LLC
1st Lien Term Loan
4.50%, 08/03/2022 (C)	3,000,000	3,002,775
2nd Lien Term Loan
8.50%, 08/03/2023 (C)	500,000	500,625
Rite Aid Corp.
2nd Lien Term Loan
4.88%, 06/21/2021 (C)	1,500,000	1,501,407
5.75%, 08/21/2020 (C)	2,280,000	2,297,100
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, 03/03/2021 (C)	1,009,451	820,179
Supervalu, Inc. Refinance Term Loan B 4.50%, 03/21/2019 (C)	734,934	733,431

		10,140,263

Food Products - 3.5%
Aramark Services, Inc.
Extended Synthetic Line of Credit 2
1.85%, 07/26/2016 (C)	1,245,599	1,233,143
Extended Synthetic Line of Credit 3
1.85%, 07/26/2016 (C)	630,850	624,541
B&G Foods, Inc. Term Loan B TBD, 10/07/2022 (D) (E)	750,000	750,000
Bellisio Foods, Inc. Term Loan 5.25%, 08/01/2019 (C)	762,389	686,150
CSM Bakery Solutions LLC 1st Lien Term Loan 5.00%, 07/03/2020 (C)	2,466,315	2,436,103
Del Monte Foods, Inc. 1st Lien Term Loan 4.25%, 02/18/2021 (C)	1,722,484	1,681,575
Dole Food Co., Inc. Term Loan B 4.50%, 11/01/2018 (C)	2,324,764	2,323,795
Hearthside Group Holdings LLC Term Loan 4.50%, 06/02/2021 (C)	987,500	983,155

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)
Post Holdings, Inc. Series A, Incremental Term Loan 3.75%, 06/02/2021 (C)	$ 354,024	$ 354,464
Shearer’s Foods, Inc. 1st Lien Term Loan 4.50%, 06/30/2021 (C)	990,000	977,625

		12,050,551

Health Care Equipment & Supplies - 4.2%
Alere, Inc. Term Loan B 4.25%, 06/18/2022 (C)	2,992,500	2,990,630
CPI Buyer LLC 1st Lien Term Loan 5.50%, 08/18/2021 (C)	990,002	975,152
DJO Finance LLC Term Loan 4.25%, 06/08/2020 (C)	2,743,125	2,716,552
Halyard Health, Inc. Term Loan B 4.00%, 11/01/2021 (C)	869,295	868,208
Kinetic Concepts, Inc.
Term Loan E1
4.50%, 05/04/2018 (C)	1,969,937	1,968,952
Term Loan E2
4.00%, 11/04/2016 (C)	1,989,873	1,987,884
Millennium Health LLC Term Loan B 5.25%, 04/16/2021 (C)	493,750	166,641
Onex Carestream Finance, LP 1st Lien Term Loan 5.00%, 06/07/2019 (C)	2,829,742	2,689,772

		14,363,791

Health Care Providers & Services - 6.4%
Ardent Legacy Acquisitions, Inc. Term Loan B 6.50%, 07/21/2021 (C) (D)	2,296,522	2,293,651
Community Health Systems, Inc.
Term Loan G
3.75%, 12/31/2019 (C)	1,582,841	1,574,185
4.00%, 01/27/2021 (C)	1,994,699	1,988,051
HCA, Inc. Term Loan B5 2.94%, 03/31/2017 (C)	1,984,784	1,983,957
IASIS Healthcare LLC Term Loan B 2 4.50%, 05/03/2018 (C)	2,467,062	2,470,146
Medpace Holdings, Inc. 1st Lien Term Loan 4.75%, 04/01/2021 (C)	1,402,677	1,392,156
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, 06/30/2021 (C)	2,472,481	2,434,776
Planet Fitness Holdings LLC Term Loan 4.75%, 03/31/2021 (C)	985,012	983,781

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Radnet Management, Inc. Term Loan B 4.28%, 10/10/2018 (C)	$ 1,913,542	$ 1,907,164
RCHP, Inc. 1st Lien Term Loan 5.25%, 04/23/2019 (C)	3,472,399	3,422,484
Surgery Center Holdings, Inc. 1st Lien Term Loan 5.25%, 11/03/2020 (C)	996,250	992,514
Valitas Health Services, Inc. Term Loan B 6.00%, 06/02/2017 (C)	684,824	513,618

		21,956,483

Hotels, Restaurants & Leisure - 5.2%
1011778 B.C. Unlimited Liability Co. Term Loan B2 3.75%, 12/12/2021 (C)	2,187,246	2,186,074
Affinity Gaming LLC Term Loan B 5.25%, 11/09/2017 (C)	515,963	516,480
Aristocrat Leisure, Ltd. Term Loan B 4.75%, 10/20/2021 (C)	488,462	489,004
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, 10/11/2020 (C)	491,250	465,951
Eldorado Resorts LLC Term Loan B 4.25%, 07/13/2022 (C)	1,995,000	1,992,506
Hilton Worldwide Finance LLC Term Loan B2 3.50%, 10/26/2020 (C)	845,000	846,291
MGM Resorts International Term Loan B 3.50%, 12/20/2019 (C)	1,477,234	1,473,541
Mohegan Tribal Gaming Authority
Term Loan A
5.50%, 06/15/2018 (C)	1,439,597	1,417,403
Term Loan B
5.50%, 06/15/2018 (C)	992,424	981,673
NEP / NCP Holdco, Inc. Incremental Term Loan 4.25%, 01/22/2020 (C)	1,472,622	1,410,035
NPC International, Inc. Term Loan B 4.00%, 12/28/2018 (C)	494,872	488,274
Peninsula Gaming LLC Term Loan 4.25%, 11/20/2017 (C)	1,442,041	1,439,157
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, 08/13/2020 (C)	1,188,808	1,186,021
Scientific Games International, Inc.
Term Loan B1
6.00%, 10/18/2020 (C)	1,969,962	1,923,792
Term Loan B2
6.00%, 10/01/2021 (C)	993,744	970,143

		17,786,345

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Household Durables - 1.4%
API Heat Transfer ThermaSys Corp. Term Loan 5.25%, 05/03/2019 (C)	$ 967,949	$ 917,131
Hoffmaster Group, Inc. 1st Lien Term Loan 5.25%, 05/09/2020 (C)	987,500	980,094
Jarden Corp. Add-On Term Loan B1 2.94%, 09/30/2020 (C)	997,455	997,455
Libbey Glass, Inc. Term Loan B 3.75%, 04/09/2021 (C)	1,487,450	1,477,533
Otter Products LLC Term Loan 5.75%, 06/03/2020 (C)	457,880	445,003

		4,817,216

Household Products - 2.1%
KIK Custom Products, Inc. Term Loan B 6.00%, 08/26/2022 (C)	3,000,000	2,926,875
Reynolds Group Holdings, Inc. Term Loan 4.50%, 12/01/2018 (C)	3,018,545	3,022,318
Spectrum Brands, Inc. Term Loan 3.75%, 06/23/2022 (C)	423,078	424,466
Sun Products Corp. Term Loan 5.50%, 03/23/2020 (C)	750,000	723,125

		7,096,784

Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp. Term Loan B5 3.50%, 05/27/2022 (C)	798,000	788,025
Dynegy Holdings, Inc. Term Loan B2 4.00%, 04/23/2020 (C)	2,462,311	2,446,921
Terra-Gen Finance Co. LLC Term Loan B 5.25%, 12/09/2021 (C)	478,034	458,913

		3,693,859

IT Services - 0.6%
SunGard Data Systems, Inc. Term Loan C 3.94%, 02/28/2017 (C)	1,257,935	1,256,362
USAGM HoldCo LLC
Delayed Draw Term Loan
4.75%, 07/28/2022 (C)	52,695	51,377
Term Loan
4.75%, 07/28/2022 (C)	747,305	728,623

		2,036,362

Life Sciences Tools & Services - 0.2%
Jaguar Holding Co. II Term Loan B 4.25%, 08/18/2022 (C)	748,125	737,526

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery - 4.1%
Apex Tool Group LLC Term Loan B 4.50%, 01/31/2020 (C)	$ 975,000	$ 950,218
Doosan Infracore International, Inc. Term Loan B 4.50%, 05/28/2021 (C)	1,365,865	1,367,003
Filtration Group Corp. 1st Lien Term Loan 4.25%, 11/21/2020 (C)	2,481,250	2,476,908
Gardner Denver, Inc. Term Loan 4.25%, 07/30/2020 (C)	1,971,152	1,845,491
Rexnord LLC 1st Lien Term Loan B 4.00%, 08/21/2020 (C)	1,969,899	1,944,923
Wastequip LLC Term Loan 5.50%, 08/09/2019 (C)	2,469,873	2,454,436
Xerium Technologies, Inc. 1st Lien Term Loan B 5.75%, 05/17/2019 (C) (D)	3,211,071	3,201,036

		14,240,015

Marine - 0.6%
Commercial Barge Line Co. 1st Lien Term Loan 7.50%, 09/22/2019 (C)	1,981,119	1,965,023

Media - 6.0%
Block Communications, Inc. Term Loan B 4.00%, 11/07/2021 (C)	990,000	990,619
Cequel Communications LLC Term Loan B 3.50%, 02/14/2019 (C)	2,486,800	2,457,580
Cumulus Media Holdings, Inc. Term Loan 4.25%, 12/23/2020 (C)	1,410,278	1,195,210
Learfield Communications, Inc. 1st Lien Term Loan 4.50%, 10/09/2020 (C)	2,225,703	2,222,921
Liberty Cablevision of Puerto Rico LLC 1st Lien Term Loan 4.50%, 01/07/2022 (C)	2,797,959	2,721,015
MCC Iowa LLC Term Loan G 4.00%, 01/20/2020 (C)	1,989,744	1,982,282
Media General, Inc. Term Loan B 4.00%, 07/31/2020 (C)	1,368,423	1,364,146
Mediacom Illinois LLC Term Loan E 3.16%, 10/23/2017 (C)	2,339,567	2,324,944
Neptune Finco Corp. Term Loan B 5.00%, 10/09/2022 (C)	1,000,000	1,002,500
Tribune Media Co. Term Loan 3.75%, 12/27/2020 (C)	1,935,660	1,930,821

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Univision Communications, Inc. Term Loan C4 4.00%, 03/01/2020 (C)	$ 1,469,487	$ 1,457,649
WMG Acquisition Corp. Term Loan 3.75%, 07/01/2020 (C)	980,000	952,438

		20,602,125

Metals & Mining - 1.1%
American Rock Salt Holdings LLC
1st Lien Term Loan
4.75%, 05/20/2021 (C)	989,981	975,131
Incremental Term Loan
4.75%, 05/20/2021 (C)	497,481	486,537
Novelis, Inc. Term Loan B 4.00%, 06/02/2022 (C)	1,995,000	1,949,801
WireCo WorldGroup, Inc. Term Loan 6.00%, 02/15/2017 (C)	471,205	469,438

		3,880,907

Multi-Utilities - 0.3%
Solenis International, LP 1st Lien Term Loan 4.25%, 07/31/2021 (C)	990,000	971,438

Multiline Retail - 0.5%
Dollar Tree, Inc. Term Loan B1 3.50%, 07/06/2022 (C)	1,666,709	1,667,602

Oil, Gas & Consumable Fuels - 0.8%
Arch Coal, Inc. Term Loan B 6.25%, 05/16/2018 (C)	489,896	253,521
CITGO Holding, Inc. Term Loan B 9.50%, 05/12/2018 (C) (D)	1,657,012	1,623,872
Southeast PowerGen LLC Term Loan B 4.50%, 12/02/2021 (C)	992,500	990,639

		2,868,032

Personal Products - 1.3%
Revlon Consumer Products Corp. Acquisition Term Loan 4.00%, 10/08/2019 (C)	3,409,002	3,403,677
Vogue International, Inc. Term Loan 5.75%, 02/14/2020 (C)	985,000	986,231

		4,389,908

Pharmaceuticals - 2.9%
Akorn, Inc. Term Loan B 5.50%, 04/16/2021 (C)	990,000	977,625
Amneal Pharmaceuticals LLC Term Loan 4.50%, 11/01/2019 (C)	1,919,999	1,910,399

	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Catalent Pharma Solutions, Inc. Term Loan B 4.25%, 05/20/2021 (C)	$ 2,472,473	$ 2,467,134
Endo Luxembourg Finance Co. I SARL Term Loan B 3.75%, 09/26/2022 (C)	1,000,000	982,500
Valeant Pharmaceuticals International, Inc. Series E, Term Loan B
3.75%, 08/05/2020 (C)	3,302,213	3,061,152
Term Loan B F1
4.00%, 04/01/2022 (C)	497,500	461,254

		9,860,064

Professional Services - 1.6%
Ceridian LLC Term Loan 4.50%, 09/15/2020 (C)	3,327,333	3,041,738
TransUnion LLC Term Loan B2 3.50%, 04/09/2021 (C)	2,472,450	2,439,071

		5,480,809

Real Estate Investment Trusts - 0.3%
Communications Sales & Leasing, Inc. Term Loan B 5.00%, 10/24/2022 (C)	997,500	939,313

Real Estate Management & Development - 2.3%
CityCenter Holdings LLC Term Loan B 4.25%, 10/16/2020 (C)	2,000,000	1,998,750
DTZ U.S. Borrower LLC 1st Lien Term Loan 4.25%, 11/04/2021 (C) (D)	1,595,508	1,579,552
Realogy Corp.
Extended Letter of Credit
2.22%, 10/10/2016 (C)	1,851,190	1,832,678
Term Loan B
3.75%, 03/05/2020 (C)	2,673,389	2,669,214

		8,080,194

Road & Rail - 0.5%
Fly Funding II SARL Term Loan B 3.50%, 08/09/2019 (C)	1,614,651	1,605,065

Semiconductors & Semiconductor Equipment - 0.7%
Freescale Semiconductor, Inc. Term Loan B4 4.25%, 02/28/2020 (C)	1,478,712	1,477,211
Lattice Semiconductor Corp. Term Loan 5.25%, 03/10/2021 (C)	995,000	915,400

		2,392,611

Software - 3.0%
BMC Foreign Holding Co. Term Loan 5.00%, 09/10/2020 (C)	491,250	434,756

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
BMC Software Finance, Inc. Term Loan 5.00%, 09/10/2020 (C)	$ 473,889	$ 425,654
First Data Corp. Term Loan B 3.70%, 03/24/2017 (C)	2,500,000	2,496,355
Infor, Inc.
Term Loan B3
3.75%, 06/03/2020 (C)	992,258	963,420
Term Loan B5
3.75%, 06/03/2020 (C)	1,445,034	1,404,492
Kronos, Inc. Initial Incremental Term Loan 4.50%, 10/30/2019 (C)	1,972,252	1,967,732
Magic Newco LLC 1st Lien Term Loan 5.00%, 12/12/2018 (C)	1,688,774	1,685,819
SS&C Technologies, Inc.
Term Loan B1
4.00%, 07/08/2022 (C)	782,511	784,322
Term Loan B2
4.00%, 07/08/2022 (C)	121,076	121,356

		10,283,906

Specialty Retail - 2.1%
Bass Pro Group LLC Term Loan 4.00%, 06/05/2020 (C)	995,000	986,709
Men’s Wearhouse, Inc. Term Loan 5.00%, 06/18/2021 (C)	2,000,000	2,002,500
PetSmart, Inc. Term Loan B 4.25%, 03/11/2022 (C)	3,482,500	3,478,937
Pilot Travel Centers LLC Term Loan B 4.25%, 10/01/2021 (C)	602,434	603,790

		7,071,936

Technology Hardware, Storage & Peripherals - 0.9%
Dell International LLC Term Loan B2 4.00%, 04/29/2020 (C)	2,955,112	2,953,620

Trading Companies & Distributors - 0.3%
LBM Borrower LLC 1st Lien Term Loan 6.25%, 08/20/2022 (C)	1,000,000	965,000

Water Utilities - 0.3%
Utility Services Associates, Inc. Term Loan B 8.00%, 10/18/2019 (C)	991,250	981,338

Total Loan Assignments (Cost $297,222,967)		292,120,545

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.8%
U.S. Fixed Income Funds - 1.8%
PowerShares Senior Loan Portfolio (B)	114,200	2,626,600

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Funds (continued)
SPDR Barclays Short Term High Yield Bond ETF	70,000	$ 1,911,000
SPDR Blackstone / GSO Senior Loan ETF (B)	32,000	1,524,480

Total Exchange-Traded Funds (Cost $6,347,816)		6,062,080

SECURITIES LENDING COLLATERAL - 2.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (F)	8,825,820	8,825,820

Total Securities Lending Collateral (Cost $8,825,820)		8,825,820

	Principal	Value
REPURCHASE AGREEMENT - 6.0%
State Street Bank & Trust Co. 0.01% (F), dated 10/30/2015, to be repurchased at $20,677,034 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $21,091,099.	$ 20,677,017	20,677,017

Total Repurchase Agreement (Cost $20,677,017)		20,677,017

Total Investments (Cost $364,502,622) (G)		359,064,027
Net Other Assets (Liabilities) - (4.5)%		(15,467,431)

Net Assets - 100.0%		$ 343,596,596

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$31,378,565	$—	$31,378,565
Loan Assignments	—	292,120,545	—	292,120,545
Exchange-Traded Funds	6,062,080	—	—	6,062,080
Securities Lending Collateral	8,825,820	—	—	8,825,820
Repurchase Agreement	—	20,677,017	—	20,677,017

Total Investments	$14,887,900	$344,176,127	$—	$359,064,027

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $15,595,580, representing 4.5% of the Fund’s net assets.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $8,642,490. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(D)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(E)	All or a portion of the security represents unsettled loan commitments at October 31, 2015 where the rate will be determined at time of settlement.
(F)	Rate disclosed reflects the yield at October 31, 2015.
(G)	Aggregate cost for federal income tax purposes is $364,520,653. Aggregate gross unrealized appreciation and depreciation for all securities is $559,266 and $6,015,892, respectively. Net unrealized depreciation for tax purposes is $5,456,626.
(H)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 14.3%
Cayman Islands - 0.5%
Dubai Holding Commercial Operations, Ltd. 6.00%, 02/01/2017, MTN	GBP 150,000	$ 233,913

Colombia - 0.6%
Financiera de Desarrollo Territorial SA Findeter 7.88%, 08/12/2024 (A)	COP 836,000,000	263,179

France - 1.0%
Numericable-SFR SAS 5.63%, 05/15/2024 (A)	EUR 400,000	450,109

Ireland - 3.1%
GE Capital UK Funding
4.13%, 09/28/2017, MTN	GBP 500,000	805,563
5.13%, 05/24/2023, MTN	320,000	566,186

		1,371,749

Luxembourg - 0.5%
Gazprom OAO Via GAZ Capital SA 3.76%, 03/15/2017, MTN (B)	EUR 200,000	221,579

Mexico - 0.3%
America Movil SAB de CV 4.75%, 06/28/2022	90,000	119,151

Netherlands - 2.7%
Bank Nederlandse Gemeenten NV 3.88%, 02/23/2018, MTN (B)	NZD 755,000	517,694
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.00%, 01/25/2016, MTN	NOK 4,660,000	551,569
4.25%, 05/02/2018, MTN	NZD 200,000	137,318

		1,206,581

Peru - 2.7%
Telefonica del Peru SAA 8.00%, 04/11/2016 (B)	PEN 3,886,674	1,195,389

Turkey - 0.5%
Turkiye Garanti Bankasi AS 3.38%, 07/08/2019, MTN (B)	EUR 200,000	219,655

United States - 2.4%
Goldman Sachs Group, Inc. 5.20%, 12/17/2019	NZD 240,000	169,381
Morgan Stanley
3.13%, 08/05/2021	CAD 700,000	547,061
7.60%, 08/08/2017, MTN	NZD 500,000	359,379

		1,075,821

Total Corporate Debt Securities (Cost $7,257,739)		6,357,126

FOREIGN GOVERNMENT OBLIGATIONS - 70.0%
Austria - 4.4%
Austria Government Bond Series 1 1.65%, 10/21/2024 (B)	EUR 1,650,000	1,975,399

Belgium - 0.9%
Belgium Government Bond 3.75%, 06/22/2045 (B)	256,522	411,379

Brazil - 1.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2017 - 01/01/2025	BRL 1,985,000	443,607

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Canada - 7.5%
Canadian Government Bond
1.25%, 03/01/2018	CAD 900,000	$ 698,829
3.50%, 12/01/2045	528,000	507,164
Province of Alberta, Canada 2.35%, 06/01/2025	750,000	567,008
Province of Manitoba, Canada 1.75%, 05/30/2019	$ 300,000	300,234
Province of Quebec, Canada
6.35%, 01/30/2026, MTN	715,000	905,418
7.30%, 07/22/2026, MTN	280,000	366,148

		3,344,801

Croatia - 0.8%
Croatia Government International Bond 3.88%, 05/30/2022 (B)	EUR 310,000	342,562

Hungary - 4.5%
Hungary Government Bond 3.50%, 06/24/2020	HUF 540,000,000	1,997,964

Indonesia - 0.9%
Indonesia Treasury Bond
5.63%, 05/15/2023	IDR 3,095,000,000	184,994
7.00%, 05/15/2022	1,000,000,000	66,238
8.38%, 09/15/2026	2,059,000,000	144,312

		395,544

Ireland - 2.6%
Ireland Government Bond 5.00%, 10/18/2020	EUR 850,000	1,150,712

Italy - 4.6%
Italy Buoni Poliennali del Tesoro
1.50%, 06/01/2025	1,390,000	1,530,981
4.75%, 09/01/2044 (B)	310,000	492,626

		2,023,607

Korea, Republic of - 0.4%
Export-Import Bank of Korea 3.00%, 05/22/2018, MTN (B)	NOK 1,500,000	181,653

Mexico - 2.3%
Mexican Bonos
10.00%, 12/05/2024	MXN 2,944,700	228,194
Series M
7.75%, 05/29/2031	6,291,200	428,221
8.00%, 06/11/2020	5,510,000	372,446

		1,028,861

Netherlands - 4.8%
Netherlands Government Bond
2.00%, 07/15/2024 (B)	EUR 890,000	1,100,552
2.50%, 01/15/2033 (B)	790,000	1,052,690

		2,153,242

Norway - 1.0%
City of Oslo, Norway 2.40%, 02/13/2030	NOK 4,000,000	453,731

Poland - 1.3%
Poland Government Bond 3.75%, 04/25/2018	PLN 2,075,000	563,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Romania - 4.7%
Romania Government Bond 5.95%, 06/11/2021	RON 700,000	$ 202,512
Romanian Government International Bond 4.88%, 11/07/2019, MTN (B)	EUR 1,478,000	1,871,400

		2,073,912

Russian Federation - 0.9%
Russian Federal Bond - OFZ 7.00%, 08/16/2023	RUB 29,700,000	394,648

Slovenia - 1.3%
Slovenia Government Bond 4.63%, 09/09/2024 (B)	EUR 293,000	405,904
Slovenia Government International Bond 5.50%, 10/26/2022 (A)	$ 170,000	192,382

		598,286

South Africa - 1.2%
South Africa Government Bond
8.75%, 01/31/2044	ZAR 1,500,000	104,349
10.50%, 12/21/2026	4,860,000	405,386

		509,735

Spain - 4.7%
Spain Government Bond
1.60%, 04/30/2025 (B)	EUR 497,000	546,359
5.15%, 10/31/2028 - 10/31/2044 (B)	998,000	1,547,618

		2,093,977

Supranational - 10.8%
European Bank for Reconstruction & Development 6.00%, 03/03/2016, MTN	INR 17,100,000	260,500
European Investment Bank 2.25%, 03/07/2020, MTN (B)	GBP 600,000	952,150
Inter-American Development Bank
7.20%, 01/22/2018, MTN	IDR 4,000,000,000	268,724
7.25%, 07/17/2017, MTN	13,000,000,000	881,483
International Bank for Reconstruction & Development
1.38%, 06/23/2019	SEK 2,000,000	243,669
3.75%, 05/19/2017, MTN	NOK 3,250,000	398,636
International Finance Corp.
3.63%, 05/20/2020, MTN	NZD 560,000	384,375
3.88%, 02/26/2018, MTN	500,000	345,030
6.45%, 10/30/2018, MTN	INR 30,000,000	455,952
7.75%, 12/03/2016, MTN	35,000,000	540,153
7.80%, 06/03/2019, MTN	4,500,000	70,886

		4,801,558

Sweden - 0.4%
Kommuninvest I Sverige AB 1.32%, 11/15/2016 (C)	NOK 1,500,000	176,728

Turkey - 4.7%
Turkey Government Bond
8.00%, 03/12/2025	TRY 1,630,000	505,985
10.50%, 01/15/2020	830,000	292,667

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Turkey (continued)
Turkey Government International Bond 5.88%, 04/02/2019	EUR 1,040,000	$ 1,288,206

		2,086,858

United Kingdom - 4.3%
U.K. Gilt
1.75%, 09/07/2022 (B)	GBP 733,000	1,142,594
3.50%, 01/22/2045 (B)	268,000	487,545
4.75%, 12/07/2030 (B)	130,000	264,668

		1,894,807

Total Foreign Government Obligations (Cost $33,487,976)		31,096,842

U.S. GOVERNMENT OBLIGATIONS - 5.6%
U.S. Treasury Note
1.38%, 09/30/2020 (D)	$ 245,000	243,322
2.00%, 08/15/2025	2,270,000	2,239,807

Total U.S. Government Obligations (Cost $2,482,936)		2,483,129

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (E)	248,675	248,675

Total Securities Lending Collateral (Cost $248,675)		248,675

	Principal	Value
REPURCHASE AGREEMENT - 6.8%
State Street Bank & Trust Co. 0.01% (E), dated 10/30/2015, to be repurchased at $3,009,808 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2031, and with a value of $3,070,533.	$ 3,009,806	3,009,806

Total Repurchase Agreement (Cost $3,009,806)		3,009,806

Total Investments (Cost $46,487,132) (F)		43,195,578
Net Other Assets (Liabilities) - 2.8%		1,249,510

Net Assets - 100.0%		$ 44,445,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	11/25/2015	EUR	375,797	USD	413,937	$—	$(564)
BOA	11/25/2015	USD	7,925,939	EUR	7,152,535	58,216	—
BOA	11/25/2015	USD	224,563	HUF	63,183,046	1,094	—
BOA	11/25/2015	USD	1,783,421	JPY	214,674,172	4,014	—
BOA	11/25/2015	USD	1,427,484	NOK	12,167,775	—	(3,965)
HSBC	11/25/2015	USD	170,647	GBP	111,640	—	(1,431)
HSBC	11/25/2015	USD	518,298	MXN	8,576,801	37	—
HSBC	11/25/2015	USD	1,299,194	NZD	1,935,989	—	(9,314)
JPM	11/04/2015	BRL	3,819,307	USD	971,730	17,659	(351)
JPM	11/04/2015	USD	973,614	BRL	3,819,307	351	(15,776)
JPM	11/09/2015	RUB	29,952,705	USD	470,366	5,472	(7,888)
JPM	11/25/2015	JPY	1,131,508,684	USD	9,404,286	—	(25,352)
JPM	11/25/2015	USD	68,655	ZAR	936,728	1,259	—
JPM	12/02/2015	BRL	898,585	USD	225,407	5,058	—
JPM	12/02/2015	USD	225,407	BRL	892,048	—	(3,382)
SCB	11/25/2015	MXN	3,752,981	USD	225,407	1,370	—
SCB	11/25/2015	USD	501,525	CAD	663,131	—	(5,529)
SCB	11/25/2015	USD	362,365	HUF	102,177,850	977	—
SCB	12/04/2015	COP	1,135,603,466	USD	390,443	—	(46)
SCB	01/25/2016	USD	1,165,000	PEN	3,860,228	6,005	—

Total						$101,512	$(73,598)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	72.0%	$31,096,842
U.S. Government Obligations	5.8	2,483,129
Diversified Financial Services	3.8	1,634,928
Banks	3.3	1,426,236
Diversified Telecommunication Services	2.8	1,195,389
Capital Markets	2.5	1,075,821
Media	1.0	450,109
Commercial Services & Supplies	0.5	233,913
Oil, Gas & Consumable Fuels	0.5	221,579
Wireless Telecommunication Services	0.3	119,151

Investments, at Value	92.5	39,937,097
Short-Term Investments	7.5	3,258,481

Total Investments	100.0%	$43,195,578

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$6,357,126	$—	$6,357,126
Foreign Government Obligations	—	31,096,842	—	31,096,842
U.S. Government Obligations	—	2,483,129	—	2,483,129
Securities Lending Collateral	248,675	—	—	248,675
Repurchase Agreement	—	3,009,806	—	3,009,806

Total Investments	$248,675	$42,946,903	$—	$43,195,578

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$101,512	$—	$101,512

Total Other Financial Instruments	$—	$101,512	$—	$101,512

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(73,598)	$—	$(73,598)

Total Other Financial Instruments	$—	$(73,598)	$—	$(73,598)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $905,670, representing 2.0% of the Fund’s net assets.
(B)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $14,929,416, representing 33.6% of the Fund’s net assets.
(C)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(D)	All or a portion of the security is on loan. The total value of all securities on loan is $243,631. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Rate disclosed reflects the yield at October 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $46,658,810. Aggregate gross unrealized appreciation and depreciation for all securities is $166,593 and $3,629,825, respectively. Net unrealized depreciation for tax purposes is $3,463,232.
(G)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CURRENCY ABBREVIATIONS (continued):

NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish New Lira
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 97.6%
China - 4.2%
Alibaba Group Holding, Ltd., ADR (A)	53,704	$ 4,502,006
Baidu, Inc., ADR (A)	23,086	4,327,932
Ctrip.com International, Ltd., ADR (A)	40,979	3,809,818

		12,639,756

France - 3.4%
Cie de St-Gobain	88,137	3,700,401
Safran SA	87,323	6,636,272

		10,336,673

Germany - 1.5%
HeidelbergCement AG	62,056	4,625,300

Indonesia - 1.0%
Bank Rakyat Indonesia Persero Tbk PT	2,283,100	1,755,589
Kalbe Farma PT	4,380,000	457,600
Semen Indonesia Persero Tbk PT	1,321,900	946,457

		3,159,646

Japan - 9.7%
Amada Holdings Co., Ltd.	409,423	3,674,526
Kansai Electric Power Co., Inc. (A) (B)	610,700	7,884,898
Nabtesco Corp. (B)	131,666	2,664,526
NGK Spark Plug Co., Ltd. (B)	119,895	2,951,919
Nippon Telegraph & Telephone Corp.	220,800	8,208,410
SMC Corp. (B)	10,915	2,834,807
Tokyo Gas Co., Ltd.	222,000	1,106,780

		29,325,866

Korea, Republic of - 3.5%
Korea Electric Power Corp., ADR (B)	355,602	7,965,485
Korea Electric Power Corp.	23,595	1,063,798
NAVER Corp.	3,227	1,698,346

		10,727,629

Netherlands - 5.4%
ING Groep NV, CVA	584,257	8,503,202
InterXion Holding NV (A)	62,617	1,839,687
Royal Dutch Shell PLC, Class A, ADR	112,401	5,896,556

		16,239,445

Sweden - 1.3%
Swedbank AB, Class A	172,892	3,968,388

Switzerland - 3.3%
Novartis AG, ADR	77,066	6,969,078
TE Connectivity, Ltd.	46,147	2,973,713

		9,942,791

United Kingdom - 7.4%
Delphi Automotive PLC, Class A	61,749	5,136,899
Johnson Matthey PLC	52,522	2,093,020
Lloyds Banking Group PLC	5,002,527	5,685,978
Pentair PLC (B)	93,262	5,215,211
Prudential PLC	176,663	4,136,899

		22,268,007

United States - 56.9%
Aflac, Inc.	84,478	5,385,473
Alphabet, Inc., Class C	18,551	13,186,236
Anadarko Petroleum Corp., Class A	47,704	3,190,444
Annaly Capital Management, Inc., REIT	360,680	3,588,766
Baxalta, Inc.	120,616	4,156,427
Becton Dickinson and Co.	30,708	4,376,504
Buffalo Wild Wings, Inc. (A) (B)	18,472	2,849,676
Cabot Oil & Gas Corp.	195,345	4,240,940

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Capital One Financial Corp.	90,411	$ 7,133,428
Chevron Corp.	60,840	5,529,139
Comcast Corp., Class A	96,722	6,056,732
CVS Health Corp.	66,300	6,549,114
Express Scripts Holding Co. (A) (B)	73,158	6,319,388
Honeywell International, Inc.	45,408	4,689,738
Incyte Corp. (A)	13,747	1,615,685
JPMorgan Chase & Co.	126,061	8,099,419
Mallinckrodt PLC (A)	60,846	3,995,757
Merck & Co., Inc.	90,355	4,938,804
Microsoft Corp.	155,035	8,161,042
Oracle Corp.	133,132	5,170,847
Regeneron Pharmaceuticals, Inc., Class A (A)	5,754	3,207,222
Reinsurance Group of America, Inc., Class A	55,501	5,008,410
Royal Caribbean Cruises, Ltd., Class A (B)	81,703	8,035,490
SBA Communications Corp., Class A (A)	25,536	3,039,295
Southwest Airlines Co.	90,326	4,181,191
St. Jude Medical, Inc.	57,889	3,693,897
Ultragenyx Pharmaceutical, Inc. (A)	17,312	1,719,947
United Continental Holdings, Inc. (A)	124,517	7,509,620
USG Corp. (A) (B)	84,937	2,001,965
Visa, Inc., Class A (B)	92,186	7,151,790
WEC Energy Group, Inc. (B)	120,593	6,217,775
Wells Fargo & Co.	125,442	6,791,430
Yum! Brands, Inc.	63,567	4,507,466

		172,299,057

Total Common Stocks (Cost $290,183,946)		295,532,558

PREFERRED STOCK - 1.5%
Korea, Republic of - 1.5%
Hyundai Motor Co. 3.43%(C)	44,614	4,461,204

Total Preferred Stock (Cost $4,997,562)		4,461,204

SECURITIES LENDING COLLATERAL - 8.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	26,530,292	26,530,292

Total Securities Lending Collateral (Cost $26,530,292)		26,530,292

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $2,885,777 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 12/15/2027, and with a value of $2,946,109.	$ 2,885,774	2,885,774

Total Repurchase Agreement (Cost $2,885,774)		2,885,774

Total Investments (Cost $324,597,574) (D)		329,409,828
Net Other Assets (Liabilities) - (8.8)%		(26,558,116)

Net Assets - 100.0%		$ 302,851,712

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	10.6%	$34,804,006
Internet Software & Services	7.2	23,714,520
Oil, Gas & Consumable Fuels	5.7	18,857,079
Electric Utilities	5.1	16,914,181
Pharmaceuticals	5.0	16,361,239
Hotels, Restaurants & Leisure	4.7	15,392,632
Insurance	4.4	14,530,782
Machinery	4.4	14,389,070
Software	4.0	13,331,889
Airlines	3.6	11,690,811
Aerospace & Defense	3.4	11,326,010
Biotechnology	3.2	10,699,281
IT Services	2.7	8,991,477
Diversified Telecommunication Services	2.5	8,208,410
Auto Components	2.5	8,088,818
Health Care Equipment & Supplies	2.5	8,070,401
Consumer Finance	2.2	7,133,428
Food & Staples Retailing	2.0	6,549,114
Health Care Providers & Services	1.9	6,319,388
Multi-Utilities	1.9	6,217,775
Media	1.8	6,056,732
Building Products	1.7	5,702,366
Construction Materials	1.7	5,571,757
Automobiles	1.4	4,461,204
Internet & Catalog Retail	1.2	3,809,818
Real Estate Investment Trusts	1.1	3,588,766
Wireless Telecommunication Services	0.9	3,039,295
Electronic Equipment, Instruments & Components	0.9	2,973,713
Chemicals	0.6	2,093,020
Gas Utilities	0.3	1,106,780

Investments, at Value	91.1	299,993,762
Short-Term Investments	8.9	29,416,066

Total Investments	100.0%	$329,409,828

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$220,935,442	$74,597,116	$—	$295,532,558
Preferred Stock	—	4,461,204	—	4,461,204
Securities Lending Collateral	26,530,292	—	—	26,530,292
Repurchase Agreement	—	2,885,774	—	2,885,774

Total Investments	$247,465,734	$81,944,094	$—	$329,409,828

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $25,864,694. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $324,738,917. Aggregate gross unrealized appreciation and depreciation for all securities is $22,810,376 and $18,139,465, respectively. Net unrealized appreciation for tax purposes is $4,670,911.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Growth

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 1.9%
Boeing Co.	65,204	$ 9,654,756

Automobiles - 1.0%
Tesla Motors, Inc. (A) (B)	25,978	5,375,627

Banks - 0.9%
Citigroup, Inc.	87,086	4,630,363

Beverages - 0.8%
Monster Beverage Corp. (A)	29,618	4,037,526

Biotechnology - 7.1%
Alexion Pharmaceuticals, Inc. (A)	45,659	8,035,984
Biogen, Inc. (A)	24,521	7,123,596
Celgene Corp. (A)	85,510	10,492,932
Incyte Corp. (A)	11,318	1,330,204
Regeneron Pharmaceuticals, Inc., Class A (A)	14,620	8,149,042
Vertex Pharmaceuticals, Inc. (A)	12,220	1,524,323

		36,656,081

Capital Markets - 0.9%
Morgan Stanley	138,778	4,575,511

Chemicals - 1.3%
Monsanto Co.	43,435	4,049,011
Sherwin-Williams Co.	10,758	2,870,557

		6,919,568

Communications Equipment - 0.4%
Palo Alto Networks, Inc. (A)	12,896	2,076,256

Diversified Financial Services - 1.0%
McGraw-Hill Financial, Inc.	57,537	5,330,228

Energy Equipment & Services - 0.6%
Schlumberger, Ltd.	39,366	3,076,847

Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	55,653	8,799,852
Kroger Co.	203,931	7,708,592

		16,508,444

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	185,641	8,316,717

Hotels, Restaurants & Leisure - 4.9%
Chipotle Mexican Grill, Inc., Class A (A)	9,367	5,997,034
Marriott International, Inc., Class A (B)	96,742	7,427,851
Starbucks Corp.	194,289	12,156,663

		25,581,548

Internet & Catalog Retail - 9.4%
Amazon.com, Inc. (A)	40,809	25,542,353
Netflix, Inc. (A)	117,187	12,700,727
Priceline Group, Inc. (A)	6,954	10,112,785

		48,355,865

Internet Software & Services - 15.3%
Alibaba Group Holding, Ltd., ADR (A)	82,561	6,921,089
Alphabet, Inc., Class A (A)	20,232	14,918,874
Alphabet, Inc., Class C (A)	21,173	15,049,980
Facebook, Inc., Class A (A)	211,314	21,547,689
LinkedIn Corp., Class A (A)	45,465	10,951,155
Tencent Holdings, Ltd.	526,892	9,938,793

		79,327,580

IT Services - 7.6%
FleetCor Technologies, Inc. (A)	40,110	5,810,334
MasterCard, Inc., Class A	175,599	17,382,545

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Visa, Inc., Class A (B)	205,058	$ 15,908,400

		39,101,279

Life Sciences Tools & Services - 1.1%
Illumina, Inc. (A)	41,144	5,895,112

Media - 3.4%
Time Warner, Inc.	79,553	5,993,523
Walt Disney Co.	100,690	11,452,481

		17,446,004

Multiline Retail - 0.8%
Dollar General Corp.	62,724	4,250,805

Oil, Gas & Consumable Fuels - 1.0%
Concho Resources, Inc. (A)	43,602	5,053,908

Pharmaceuticals - 7.1%
Allergan PLC (A)	27,131	8,369,099
Bristol-Myers Squibb Co.	165,084	10,887,290
Novo Nordisk A/S, ADR	136,954	7,283,214
Shire PLC, Class B, ADR	44,942	10,204,081

		36,743,684

Real Estate Investment Trusts - 1.3%
American Tower Corp., Class A	65,371	6,682,877

Semiconductors & Semiconductor Equipment - 1.8%
ARM Holdings PLC, ADR (B)	104,121	4,938,459
NXP Semiconductors NV (A)	55,824	4,373,810

		9,312,269

Software - 8.7%
Adobe Systems, Inc. (A)	117,216	10,392,371
FireEye, Inc. (A) (B)	65,197	1,704,902
Microsoft Corp.	66,791	3,515,878
Red Hat, Inc. (A)	97,664	7,726,199
salesforce.com, Inc. (A)	143,147	11,123,953
Splunk, Inc. (A) (B)	83,540	4,691,606
Workday, Inc., Class A (A) (B)	71,969	5,683,392

		44,838,301

Specialty Retail - 6.1%
Industria de Diseno Textil SA (B)	289,398	10,853,459
O’Reilly Automotive, Inc. (A)	35,335	9,761,647
Tiffany & Co.	50,050	4,126,122
TJX Cos., Inc.	94,723	6,932,777

		31,674,005

Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	215,946	25,805,547

Textiles, Apparel & Luxury Goods - 4.8%
NIKE, Inc., Class B	119,735	15,688,877
Under Armour, Inc., Class A (A) (B)	94,571	8,991,811

		24,680,688

Total Common Stocks (Cost $283,199,805)		511,907,396

SECURITIES LENDING COLLATERAL - 11.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	60,718,289	60,718,289

Total Securities Lending Collateral (Cost $60,718,289)		60,718,289

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

Principal	Value
REPURCHASE AGREEMENT - 1.3%

State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $6,671,901 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.10%, due 10/17/2022, and with a value of $6,808,661.

$ 6,671,895	$ 6,671,895

Total Repurchase Agreement (Cost $6,671,895)	6,671,895

Total Investments (Cost $350,589,989) (D)	579,297,580
Net Other Assets (Liabilities) - (12.1)%	(62,377,452)

Net Assets - 100.0%	$ 516,920,128

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$491,115,144	$20,792,252	$—	$511,907,396
Securities Lending Collateral	60,718,289	—	—	60,718,289
Repurchase Agreement	—	6,671,895	—	6,671,895

Total Investments	$551,833,433	$27,464,147	$—	$579,297,580

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $59,184,279. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $352,447,370. Aggregate gross unrealized appreciation and depreciation for all securities is $231,569,741 and $4,719,531, respectively. Net unrealized appreciation for tax purposes is $226,850,210.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 96.2%
Aerospace & Defense - 1.2%
TransDigm Group, Inc. (A)	24,323	$ 5,347,411

Air Freight & Logistics - 0.5%
XPO Logistics, Inc. (A) (B)	85,622	2,376,867

Automobiles - 4.4%
Tesla Motors, Inc. (A) (B)	94,153	19,483,080

Beverages - 3.2%
Monster Beverage Corp. (A)	104,060	14,185,459

Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (A)	27,944	2,401,787
Intrexon Corp. (A) (B)	51,198	1,720,253
Seattle Genetics, Inc. (A)	35,236	1,461,941

		5,583,981

Communications Equipment - 1.0%
Palo Alto Networks, Inc. (A)	27,047	4,354,567

Consumer Finance - 2.6%
LendingClub Corp. (A) (B)	833,459	11,818,449

Diversified Financial Services - 5.9%
McGraw Hill Financial, Inc.	151,081	13,996,144
MSCI, Inc., Class A	184,370	12,352,790

		26,348,934

Electrical Equipment - 0.3%
SolarCity Corp. (A) (B)	47,604	1,411,459

Food Products - 4.5%
Keurig Green Mountain, Inc. (B)	116,520	5,913,390
Mead Johnson Nutrition Co., Class A (B)	171,824	14,089,568

		20,002,958

Health Care Equipment & Supplies - 5.4%
DexCom, Inc. (A)	57,150	4,761,738
Intuitive Surgical, Inc. (A)	38,761	19,248,713

		24,010,451

Health Care Technology - 4.1%
athenahealth, Inc. (A) (B)	120,354	18,347,967

Hotels, Restaurants & Leisure - 5.5%
Chipotle Mexican Grill, Inc., Class A (A)	3,628	2,322,755
Dunkin’ Brands Group, Inc. (B)	255,479	10,579,385
Marriott International, Inc., Class A (B)	151,046	11,597,312

		24,499,452

Internet & Catalog Retail - 2.4%
TripAdvisor, Inc. (A)	33,910	2,840,980
Vipshop Holdings, Ltd., ADR (A) (B)	210,063	4,310,493
Zalando SE (A) (C)	108,323	3,794,485

		10,945,958

Internet Software & Services - 19.1%
Autohome, Inc., ADR (A)	156,204	5,645,213
Dropbox, Inc. (A) (D) (E) (F) (G)	327,298	4,925,835
LinkedIn Corp., Class A (A)	111,127	26,767,160
MercadoLibre, Inc.	40,107	3,945,326
Pandora Media, Inc. (A) (B)	245,644	2,827,362
Twitter, Inc. (A) (B)	686,926	19,549,914
Yelp, Inc., Class A (A)	60,633	1,349,084
Youku Tudou, Inc., ADR (A)	239,459	5,828,432
Zillow Group, Inc., Class A (A) (B)	169,920	5,235,235
Zillow Group, Inc., Class C (A) (B)	339,840	9,410,170

		85,483,731

	Shares	Value
COMMON STOCKS (continued)
IT Services - 3.7%
FleetCor Technologies, Inc. (A)	80,764	$ 11,699,473
Gartner, Inc. (A)	52,554	4,765,071

		16,464,544

Life Sciences Tools & Services - 4.1%
Illumina, Inc. (A)	126,524	18,128,359

Pharmaceuticals - 4.4%
Endo International PLC (A)	87,432	5,245,046
Zoetis, Inc., Class A	339,620	14,607,056

		19,852,102

Professional Services - 3.7%
IHS, Inc., Class A (A)	39,564	4,729,481
Verisk Analytics, Inc., Class A (A)	162,379	11,627,960

		16,357,441

Software - 12.7%
FireEye, Inc. (A) (B)	128,181	3,351,933
Mobileye NV (A)	51,557	2,346,875
NetSuite, Inc. (A) (B)	46,091	3,920,961
ServiceNow, Inc. (A)	174,950	14,284,667
Splunk, Inc. (A)	254,767	14,307,715
Tableau Software, Inc., Class A (A)	53,733	4,511,423
Workday, Inc., Class A (A)	180,059	14,219,259

		56,942,833

Specialty Retail - 2.7%
Ulta Salon Cosmetics & Fragrance, Inc. (A)	70,239	12,218,776

Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp. (A) (B)	70,540	709,632
Stratasys, Ltd. (A) (B)	24,523	625,337

		1,334,969

Textiles, Apparel & Luxury Goods - 3.2%
lululemon athletica, Inc. (A) (B)	85,806	4,219,081
Michael Kors Holdings, Ltd. (A)	167,278	6,463,622
Under Armour, Inc., Class A (A) (B)	37,638	3,578,621

		14,261,324

Total Common Stocks (Cost $350,793,673)		429,761,072

CONVERTIBLE PREFERRED STOCK - 0.1%
Internet Software & Services - 0.1%
Dropbox, Inc. 0.00% (A) (D) (E) (F) (G)	34,602	520,760

Total Convertible Preferred Stock (Cost $313,117)		520,760

PREFERRED STOCKS - 0.8%
Internet Software & Services - 0.0% (H)
Peixe Urbano, Inc. 0.00% (D) (E) (F) (G)	50,890	21,883

Software - 0.8%
Palantir Technologies, Inc. Series G, 0.00% (A) (D) (E) (F) (G)	355,382	3,518,282

Total Preferred Stocks (Cost $2,762,814)		3,540,165

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.2% (I)
Call - USD vs. CNY (G) Exercise Price CNY 6.65 Expiration Date 11/23/2015, RBS	121,084,241	$ 11,382
Call - USD vs. CNY (G) Exercise Price CNY 6.70 Expiration Date 06/06/2016, RBS	91,916,942	828,631

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $754,514)		840,013

	Shares	Value
SECURITIES LENDING COLLATERAL - 28.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (J)	127,064,006	127,064,006

Total Securities Lending Collateral (Cost $127,064,006)		127,064,006

Principal	Value
REPURCHASE AGREEMENT - 3.2%

State Street Bank & Trust Co. 0.01% (J), dated 10/30/2015, to be repurchased at $14,250,298 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.11%, due 11/07/2022, and with a value of $14,536,017.

$ 14,250,286	$ 14,250,286

Total Repurchase Agreement (Cost $14,250,286)	14,250,286

Total Investments (Cost $495,938,410) (K)	575,976,302
Net Other Assets (Liabilities) - (28.9)%	(128,967,043)

Net Assets - 100.0%	$ 447,009,259

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$421,040,752	$3,794,485	$4,925,835	$429,761,072
Convertible Preferred Stock	—	—	520,760	520,760
Preferred Stocks	—	—	3,540,165	3,540,165
Over-the-Counter Foreign Exchange Options Purchased	—	840,013	—	840,013
Securities Lending Collateral	127,064,006	—	—	127,064,006
Repurchase Agreement	—	14,250,286	—	14,250,286

Total Investments	$548,104,758	$18,884,784	$8,986,760	$575,976,302

Level 3 Rollforward

Investments	Beginning Balance at October 31, 2014	Purchases	Sales (M)		Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (N)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2015 (O)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2015 (N)
Common Stocks	$6,146,656	$—	$—		$—	$—	$(1,220,821)	$—	$—	$4,925,835	(1,220,821)
Convertible Preferred Stock	649,825	—	—	(P)	—	(1,667,225)	1,538,160	—	—	520,760	(129,065)
Preferred Stocks	2,240,179	—	—	(P)	—	(2,640,705)	3,940,691	—	—	3,540,165	1,299,986

Total	$9,036,660	$—	$—	(P)	$—	$(4,307,930)	$4,258,030	$—	$—	$8,986,760	$(49,900)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION (continued):

Quantitative Information About Significant Unobservable Inputs (Level 3)

Investments	Value at October 31, 2015	Valuation Techniques	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$ 4,925,835	Market Transaction Method	Precedent Transaction of Preferred Stock	$ 19.1012	$ 19.1012	$ 19.1012	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital Perpetual Growth Rate	17% 2.5%	19% 3.5%	18% 3.0%	Decrease Increase
		Market Comparable Companies	Enterprise Value / Revenue Discount for Lack of Marketability	7.6x 20%	19.3x 20%	13.5x 20%	Increase Decrease
Convertible Preferred Stock	$ 520,760	Market Transaction Method	Precedent Transaction of Preferred Stock	$ 19.1012	$ 19.1012	$ 19.1012	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital Perpetual Growth Rate	17% 2.5%	19% 3.5%	18% 3.0%	Decrease Increase
		Market Comparable Companies	Enterprise Value / Revenue Discount for Lack of Marketability	7.6x 20%	19.3x 20%	13.5x 20%	Increase Decrease
Preferred Stocks	$ 3,540,165	Merger & Acquisition Transaction	Sale / Merger Scenario	$ 0.43	$ 0.43	$ 0.43	Increase
		Market Transaction Method	Precedent Transaction of Preferred Stock	$ 11.38	$ 11.38	$ 11.38	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital Perpetual Growth Rate	16.0% 2.5%	18.0% 3.5%	17.0% 3.0%	Decrease Increase
		Market Comparable Companies	Enterprise Value / Revenue Discount for Lack of Marketability	9.5x 20%	11.3x 20%	10.4x 20%	Increase Decrease

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $124,273,351. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $3,794,485, representing 0.8% of the Fund’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $8,986,760, representing 2.0% of the Fund’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Dropbox, Inc.	05/01/2012	$2,961,752	$4,925,835	1.1%

Convertible Preferred Stock	Dropbox, Inc.	05/25/2012	313,117	520,760	0.1

Preferred Stocks	Peixe Urbano, Inc.	12/02/2011	1,675,345	21,883	0.0	(H)

Preferred Stocks	Palantir Technologies, Inc., Series G	07/19/2012	1,087,469	3,518,282	0.8

Total			$6,037,683	$8,986,760	2.0%

(G)	Illiquid security and/or derivative. Total aggregate value of illiquid securities is $8,986,760, representing 2.0% of the Fund’s net assets, and total aggregate value of illiquid derivatives is $840,013, representing 0.2% of the Fund’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Cash in the amount of $1,000,000 has been segregated by the broker as collateral for open options contracts.
(J)	Rate disclosed reflects the yield at October 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $496,506,743. Aggregate gross unrealized appreciation and depreciation for all securities is $123,063,744 and $43,594,185, respectively. Net unrealized appreciation for tax purposes is $79,469,559.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(L)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(N)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2015 may be due to an investment no longer held or categorized as Level 3 at year end.
(O)	Total aggregate fair value of Level 3 securities is 2.0% of the Fund’s net assets.
(P)	Security deemed worthless.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland Group PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 90.9%
Aerospace & Defense - 1.0%
Bombardier, Inc.
6.00%, 10/15/2022 (A) (B)	$ 5,385,000	$ 4,146,450
7.75%, 03/15/2020 (A) (B)	5,148,000	4,491,630
Triumph Group, Inc.
5.25%, 06/01/2022	2,848,000	2,559,640

		11,197,720

Airlines - 2.7%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	1,740,000	1,724,775
5.50%, 10/01/2019 (A)	3,471,000	3,524,800
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	2,139,372	2,198,205
5.63%, 01/15/2021 (A)	2,787,453	2,818,812
6.00%, 01/15/2017 (A)	1,104,345	1,131,953
6.13%, 07/15/2018 (A)	3,810,000	3,938,587
Continental Airlines Pass-Through Certificates
6.13%, 04/29/2018	2,224,000	2,291,610
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	881,014	907,444
6.90%, 10/19/2023	2,458,774	2,544,831
Delta Air Lines Pass-Through Trust
6.38%, 07/02/2017 (A)	1,180,000	1,188,850
6.75%, 05/23/2017	1,325,000	1,328,313
United Airlines Pass-Through Trust
4.63%, 03/03/2024	1,070,000	1,067,325
United Continental Holdings, Inc.
6.38%, 06/01/2018	1,211,000	1,280,633
US Airways Group, Inc.
6.13%, 06/01/2018 (B)	1,119,000	1,162,361
US Airways Pass-Through Trust
5.45%, 06/03/2018	881,000	892,013
6.75%, 12/03/2022	1,968,608	2,091,646

		30,092,158

Auto Components - 0.3%
Goodyear Tire & Rubber Co.
6.50%, 03/01/2021	3,028,000	3,217,250

Automobiles - 0.9%
FCA US LLC / CG Co-Issuer, Inc.
8.25%, 06/15/2021	7,328,000	7,840,960
General Motors Financial Co., Inc.
4.75%, 08/15/2017	1,884,000	1,957,636
7.20%, 01/15/2049 (C) (D) (E) (F) (Q)	2,825,000	0	(G)

		9,798,596

Banks - 3.6%
Bank of America Corp.
5.13%, 06/17/2019 (H) (I)	1,669,000	1,635,620
8.00%, 01/30/2018 (H) (I)	9,633,000	10,043,366
Barclays PLC
6.63%, 09/15/2019 (B) (H) (I)	2,075,000	2,047,652
8.25%, 12/15/2018 (H) (I)	3,149,000	3,352,756
CIT Group, Inc.
4.25%, 08/15/2017	1,500,000	1,533,750
5.00%, 05/15/2017	450,000	463,725
5.25%, 03/15/2018	583,000	611,421
5.50%, 02/15/2019 (A)	2,750,000	2,918,437

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc.
6.30%, 05/15/2024 (H) (I)	$ 5,428,000	$ 5,368,563
JPMorgan Chase & Co.
5.00%, 07/01/2019 (H) (I)	3,000,000	2,958,000
7.90%, 04/30/2018 (H) (I)	6,251,000	6,494,789
Royal Bank of Scotland Group PLC
7.50%, 08/10/2020 (H) (I)	1,800,000	1,863,000

		39,291,079

Beverages - 0.8%
Cott Beverages, Inc.
5.38%, 07/01/2022	6,149,000	6,118,255
6.75%, 01/01/2020	2,450,000	2,597,000

		8,715,255

Biotechnology - 0.2%
Concordia Healthcare Corp.
7.00%, 04/15/2023 (A) (B)	1,954,000	1,699,980

Building Products - 2.4%
Associated Materials LLC / AMH New Finance, Inc.
9.13%, 11/01/2017	10,018,000	7,989,355
Builders FirstSource, Inc.
10.75%, 08/15/2023 (A)	4,850,000	5,007,625
Griffon Corp.
5.25%, 03/01/2022	6,090,000	5,983,425
Norbord, Inc.
6.25%, 04/15/2023 (A)	3,057,000	3,072,285
Ply Gem Industries, Inc.
6.50%, 02/01/2022	5,164,000	4,955,960

		27,008,650

Capital Markets - 2.5%
Credit Suisse Group AG
6.25%, 12/18/2024 (A) (B) (H) (I)	3,050,000	3,029,303
7.50%, 12/11/2023 (A) (H) (I)	6,420,000	6,777,530
Deutsche Bank AG
7.50%, 04/30/2025 (B) (H) (I)	2,800,000	2,667,000
Goldman Sachs Capital II
4.00%, 11/30/2015 (H) (I)	11,458,000	8,249,760
Goldman Sachs Group, Inc.
5.38%, 05/10/2020 (H) (I)	1,498,000	1,483,020
5.70%, 05/10/2019 (H) (I)	1,691,000	1,714,251
Morgan Stanley
5.55%, 07/15/2020 (H) (I)	4,000,000	3,995,000

		27,915,864

Chemicals - 1.1%
Hexion, Inc.
6.63%, 04/15/2020	10,465,000	8,869,087
10.00%, 04/15/2020 (B)	620,000	589,000
Tronox Finance LLC
7.50%, 03/15/2022 (A)	3,100,000	2,193,250

		11,651,337

Construction & Engineering - 2.0%
Abengoa Finance SAU
7.75%, 02/01/2020 (A) (B)	1,606,000	674,520
Abengoa Greenfield SA
6.50%, 10/01/2019 (A) (B)	2,490,000	946,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.88%, 02/15/2021 (A)	$ 6,724,000	$ 6,219,700
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A) (B)	2,867,000	2,752,320
K Hovnanian Enterprises, Inc.
7.00%, 01/15/2019 (A)	3,515,000	2,794,425
7.25%, 10/15/2020 (A)	5,630,000	5,292,200
7.50%, 05/15/2016	85,000	84,362
8.00%, 11/01/2019 (A)	1,450,000	1,116,500
9.13%, 11/15/2020 (A)	2,977,000	2,619,760

		22,499,987

Consumer Finance - 3.3%
Ally Financial, Inc.
4.75%, 09/10/2018	2,825,000	2,938,000
7.50%, 09/15/2020	3,278,000	3,827,065
8.00%, 03/15/2020	2,163,000	2,557,747
Altice US Finance I Corp.
5.38%, 07/15/2023 (A)	1,295,000	1,310,540
Altice US Finance II Corp.
7.75%, 07/15/2025 (A) (B)	250,000	240,625
Altice US Financing SA
7.75%, 07/15/2025 (A)	300,000	288,750
Navient Corp.
4.88%, 06/17/2019, MTN (B)	2,261,000	2,187,518
5.00%, 06/15/2018, MTN	1,700,000	1,683,000
5.00%, 10/26/2020 (B)	98,000	91,753
5.88%, 10/25/2024 (B)	3,429,000	3,060,382
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019 (A)	2,688,000	2,852,640
7.25%, 12/15/2021 (A)	2,425,000	2,534,125
Springleaf Finance Corp.
6.00%, 06/01/2020	4,500,000	4,556,250
6.50%, 09/15/2017, MTN	150,000	156,000
6.90%, 12/15/2017, MTN	8,219,000	8,650,497

		36,934,892

Containers & Packaging - 1.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.34%, 12/15/2019 (A) (B) (I)	3,900,000	3,841,500
Ball Corp.
5.25%, 07/01/2025	2,962,000	3,010,132
Coveris Holdings SA
7.88%, 11/01/2019 (A)	3,505,000	3,329,750
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (B)	1,363,000	1,446,484
6.38%, 08/15/2025 (A) (B)	682,000	726,330

		12,354,196

Diversified Financial Services - 2.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.25%, 07/01/2020 (B)	900,000	921,375
4.63%, 10/30/2020 - 07/01/2022	575,000	591,719
Denali Borrower LLC / Denali Finance Corp.
5.63%, 10/15/2020 (A)	9,111,000	9,691,826
Glen Meadow Pass-Through Trust
6.51%, 02/12/2067 (A) (I)	6,891,000	5,960,715

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
ILFC E-Capital Trust I
4.57%, 12/21/2065 (A) (B) (I)	$ 6,101,000	$ 5,628,173
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.50%, 04/15/2021 (A)	3,843,000	3,722,906

		26,516,714

Diversified Telecommunication Services - 7.0%
Altice Financing SA
6.63%, 02/15/2023 (A)	2,570,000	2,576,425
CenturyLink, Inc.
7.60%, 09/15/2039	7,123,000	6,090,165
7.65%, 03/15/2042 (B)	8,009,000	6,847,695
Frontier Communications Corp.
6.88%, 01/15/2025	500,000	432,049
7.13%, 01/15/2023	2,000,000	1,785,000
7.63%, 04/15/2024	6,101,000	5,460,395
9.00%, 08/15/2031	845,000	764,303
10.50%, 09/15/2022 (A)	1,060,000	1,099,750
11.00%, 09/15/2025 (A)	1,290,000	1,352,075
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	4,500,000	4,953,375
7.63%, 06/15/2021	1,778,000	1,938,020
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 10/15/2020	3,788,000	3,545,925
7.50%, 04/01/2021 (B)	2,271,000	2,049,577
Neptune Finco Corp.
6.63%, 10/15/2025 (A)	940,000	989,350
10.13%, 01/15/2023 (A)	940,000	994,050
10.88%, 10/15/2025 (A)	1,200,000	1,281,000
Sprint Capital Corp.
6.90%, 05/01/2019	3,343,000	3,209,280
8.75%, 03/15/2032	5,144,000	4,629,600
UPCB Finance IV, Ltd.
5.38%, 01/15/2025 (A)	2,290,000	2,292,862
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	850,000	835,125
6.00%, 10/15/2024 (A)	2,125,000	2,140,937
6.38%, 04/15/2023 (A)	5,260,000	5,417,800
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A) (B)	1,405,000	1,405,000
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	3,600,000	3,663,000
7.38%, 04/23/2021 (A)	5,958,000	6,002,685
Windstream Services LLC
7.75%, 10/15/2020 (B)	1,927,000	1,734,300
7.75%, 10/01/2021	4,020,000	3,457,200

		76,946,943

Electric Utilities - 2.0%
Elwood Energy LLC
8.16%, 07/05/2026	3,983,269	4,401,512
Homer City Generation, LP
8.14%, 10/01/2019 Cash Rate 8.14% (J)	2,427,165	2,402,894
8.73%, 10/01/2026 Cash Rate 8.73% (J)	6,290,245	6,227,343
Red Oak Power LLC
9.20%, 11/30/2029	4,740,000	5,107,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Terraform Global Operating LLC
9.75%, 08/15/2022 (A)	$ 3,956,000	$ 3,540,620

		21,679,719

Electronic Equipment, Instruments & Components - 0.8%
Belden, Inc.
5.50%, 09/01/2022 (A)	3,250,000	3,217,500
Sanmina Corp.
4.38%, 06/01/2019 (A)	3,121,000	3,183,420
Zebra Technologies Corp.
7.25%, 10/15/2022 (B)	2,055,000	2,242,519

		8,643,439

Energy Equipment & Services - 2.1%
CSI Compressco, LP / Compressco Finance, Inc.
7.25%, 08/15/2022	3,939,000	3,269,370
Genesis Energy, LP / Genesis Energy Finance Corp.
6.75%, 08/01/2022 (B)	4,325,000	4,216,875
NuStar Logistics, LP
6.75%, 02/01/2021	2,330,000	2,423,200
8.15%, 04/15/2018	960,000	1,022,400
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.75%, 09/01/2020	2,415,000	2,560,569
5.88%, 03/01/2022	233,000	239,284
Rose Rock Midstream, LP / Rose Rock Finance Corp.
5.63%, 11/15/2023 (A)	1,485,000	1,262,250
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021	2,794,000	2,773,045
Transocean, Inc.
6.88%, 12/15/2021	6,585,000	5,210,381

		22,977,374

Food & Staples Retailing - 0.5%
Rite Aid Corp.
6.13%, 04/01/2023 (A)	1,400,000	1,508,500
6.75%, 06/15/2021 (B)	3,867,000	4,152,191

		5,660,691

Food Products - 1.5%
Aramark Services, Inc.
5.75%, 03/15/2020	1,762,000	1,839,087
JBS USA LLC / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	330,000	319,275
7.25%, 06/01/2021 (A)	3,523,000	3,685,939
Pilgrim’s Pride Corp.
5.75%, 03/15/2025 (A) (B)	1,747,000	1,786,308
Post Holdings, Inc.
7.38%, 02/15/2022	7,972,000	8,399,299
8.00%, 07/15/2025 (A) (B)	580,000	629,300

		16,659,208

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75%, 06/15/2023 (A)	3,685,000	3,399,413

Health Care Equipment & Supplies - 1.8%
Crimson Merger Sub, Inc.
6.63%, 05/15/2022 (A)	7,647,000	6,624,214

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
DJO Finco, Inc. / DJO Finance LLC
8.13%, 06/15/2021 (A)	$ 3,203,000	$ 3,178,977
Hologic, Inc.
5.25%, 07/15/2022 (A)	791,000	825,606
Mallinckrodt International Finance SA
4.75%, 04/15/2023	5,055,000	4,397,850
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
4.88%, 04/15/2020 (A)	660,000	632,775
5.63%, 10/15/2023 (A) (B)	700,000	660,625
5.75%, 08/01/2022 (A)	3,611,000	3,432,689

		19,752,736

Health Care Providers & Services - 6.2%
CHS / Community Health Systems, Inc.
6.88%, 02/01/2022 (B)	2,000,000	2,015,000
7.13%, 07/15/2020	7,490,000	7,677,250
8.00%, 11/15/2019	9,007,000	9,367,280
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	3,114,000	3,269,700
HCA Holdings, Inc.
6.25%, 02/15/2021	9,058,000	9,895,865
HCA, Inc.
5.25%, 04/15/2025	4,329,000	4,480,515
7.50%, 02/15/2022	5,561,000	6,395,150
HealthSouth Corp.
5.75%, 11/01/2024 - 09/15/2025 (A)	2,937,000	2,930,153
LifePoint Health, Inc.
5.50%, 12/01/2021	1,477,000	1,499,155
6.63%, 10/01/2020	4,634,000	4,796,190
Tenet Healthcare Corp.
4.38%, 10/01/2021	3,325,000	3,316,688
5.00%, 03/01/2019	3,042,000	2,973,555
5.50%, 03/01/2019	1,600,000	1,576,000
6.00%, 10/01/2020	1,293,000	1,396,440
6.75%, 06/15/2023 (B)	1,367,000	1,356,748
8.13%, 04/01/2022	5,583,000	5,904,022

		68,849,711

Hotels, Restaurants & Leisure - 5.7%
Boyd Gaming Corp.
6.88%, 05/15/2023	3,681,000	3,901,860
Felcor Lodging, LP
5.63%, 03/01/2023	3,515,000	3,638,025
International Game Technology PLC
6.25%, 02/15/2022 (A)	2,189,000	2,134,275
6.50%, 02/15/2025 (A)	9,694,000	9,112,360
MGM Resorts International
6.63%, 12/15/2021	5,537,000	5,910,747
6.75%, 10/01/2020	4,384,000	4,668,960
11.38%, 03/01/2018	3,631,000	4,275,503
NCL Corp., Ltd.
5.00%, 02/15/2018	3,450,000	3,501,750
Pinnacle Entertainment, Inc.
6.38%, 08/01/2021	542,000	577,230
7.50%, 04/15/2021	4,387,000	4,622,801
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	1,050,000	1,055,250
10.00%, 12/01/2022	7,029,000	6,220,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Studio City Finance, Ltd.
8.50%, 12/01/2020 (A) (B)	$ 4,595,000	$ 4,652,438
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	1,900,000	1,866,750
8.50%, 10/15/2022 (A)	6,536,000	7,107,900

		63,246,514

Household Durables - 3.0%
Beazer Homes USA, Inc.
5.75%, 06/15/2019 (B)	675,000	649,688
6.63%, 04/15/2018	1,917,000	1,979,303
7.25%, 02/01/2023	3,741,000	3,525,892
9.13%, 05/15/2019 (B)	5,250,000	5,361,562
CalAtlantic Group, Inc.
8.38%, 01/15/2021 (B)	1,888,000	2,239,734
KB Home
7.00%, 12/15/2021	3,556,000	3,600,450
7.25%, 06/15/2018	2,765,000	2,958,550
7.63%, 05/15/2023	3,140,000	3,187,100
Meritage Homes Corp.
4.50%, 03/01/2018	2,098,000	2,124,225
7.00%, 04/01/2022	115,000	125,925
7.15%, 04/15/2020	4,953,000	5,398,770
Tempur Sealy International, Inc.
5.63%, 10/15/2023 (A)	1,335,000	1,398,413
6.88%, 12/15/2020	1,121,000	1,199,470

		33,749,082

Household Products - 1.6%
Kronos Acquisition Holdings, Inc.
9.00%, 08/15/2023 (A)	1,850,000	1,762,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	745,000	774,800
6.88%, 02/15/2021	950,000	992,750
9.88%, 08/15/2019	13,538,000	14,248,745

		17,778,420

Independent Power and Renewable Electricity Producers - 2.1%
Calpine Corp.
5.38%, 01/15/2023	500,000	478,125
5.75%, 01/15/2025	2,635,000	2,496,662
NRG Energy, Inc.
6.25%, 07/15/2022	1,500,000	1,380,000
7.88%, 05/15/2021	16,151,000	16,070,245
8.25%, 09/01/2020 (B)	2,606,000	2,671,150

		23,096,182

Insurance - 1.4%
Genworth Holdings, Inc.
4.90%, 08/15/2023 (B)	1,857,000	1,406,678
7.20%, 02/15/2021	3,515,000	3,339,250
7.63%, 09/24/2021	2,276,000	2,123,087
Lincoln National Corp.
7.00%, 05/17/2066 (I)	10,839,000	9,070,888

		15,939,903

IT Services - 0.2%
SunGard Data Systems, Inc.
6.63%, 11/01/2019	2,406,000	2,490,210

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.6%
CNH Industrial Capital LLC
3.88%, 07/16/2018 (A)	$ 2,515,000	$ 2,521,288
Meritor, Inc.
6.25%, 02/15/2024	2,385,000	2,277,675
6.75%, 06/15/2021	840,000	829,500
Wise Metals Group LLC / Wise Alloys Finance Corp.
8.75%, 12/15/2018 (A)	1,500,000	1,417,500

		7,045,963

Media - 9.0%
Cablevision Systems Corp.
5.88%, 09/15/2022 (B)	5,296,000	4,395,680
7.75%, 04/15/2018	6,469,000	6,792,450
8.00%, 04/15/2020	3,987,000	3,887,325
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	2,675,000	2,681,688
6.50%, 04/30/2021 (B)	11,886,000	12,472,871
7.38%, 06/01/2020	2,000,000	2,075,000
CCO Safari II LLC
4.91%, 07/23/2025 (A)	3,476,000	3,533,295
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 (A)	3,593,000	3,597,491
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	7,970,000	8,209,100
7.63%, 03/15/2020	11,129,000	11,477,240
DISH DBS Corp.
5.00%, 03/15/2023	2,185,000	2,021,125
5.88%, 07/15/2022 - 11/15/2024	7,808,000	7,492,557
7.88%, 09/01/2019	6,655,000	7,302,465
iHeartCommunications, Inc.
9.00%, 03/01/2021	440,000	361,900
10.63%, 03/15/2023	2,082,000	1,748,880
Numericable-SFR SAS
4.88%, 05/15/2019 (A)	3,050,000	3,065,250
Regal Entertainment Group
5.75%, 06/15/2023 - 02/01/2025	4,647,000	4,589,565
Unitymedia GmbH
6.13%, 01/15/2025 (A)	3,076,000	3,149,055
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	1,244,000	1,222,230
6.75%, 09/15/2022 (A)	8,855,000	9,353,094

		99,428,261

Metals & Mining - 1.5%
ArcelorMittal
7.00%, 02/25/2022 (B)	625,000	592,188
7.75%, 10/15/2039	5,540,000	4,722,850
Constellium NV
5.75%, 05/15/2024 (A) (B)	3,299,000	2,375,280
8.00%, 01/15/2023 (A) (B)	2,480,000	2,101,800
FMG Resources Pty, Ltd.
9.75%, 03/01/2022 (A) (B)	1,081,000	1,075,595
Novelis, Inc.
8.75%, 12/15/2020	2,545,000	2,551,362
Teck Resources, Ltd.
3.75%, 02/01/2023 (B)	882,000	560,070

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Teck Resources, Ltd. (continued)
6.00%, 08/15/2040	$ 790,000	$ 438,450
6.25%, 07/15/2041	2,973,000	1,679,745

		16,097,340

Multiline Retail - 0.2%
Dollar Tree, Inc.
5.25%, 03/01/2020 (A)	333,000	347,152
5.75%, 03/01/2023 (A)	1,493,000	1,573,249

		1,920,401

Oil, Gas & Consumable Fuels - 6.2%
Antero Resources Corp.
5.38%, 11/01/2021	1,360,000	1,251,200
BreitBurn Energy Partners, LP / BreitBurn Finance Corp.
7.88%, 04/15/2022 (B)	4,169,000	1,563,375
California Resources Corp.
5.00%, 01/15/2020 (B)	1,975,000	1,436,813
5.50%, 09/15/2021 (B)	2,274,000	1,563,375
6.00%, 11/15/2024 (B)	3,838,000	2,609,840
Carrizo Oil & Gas, Inc.
7.50%, 09/15/2020	2,356,000	2,350,110
Chesapeake Energy Corp.
4.88%, 04/15/2022 (B)	1,135,000	703,700
6.13%, 02/15/2021 (B)	2,517,000	1,648,383
6.63%, 08/15/2020 (B)	4,149,000	2,810,947
CITGO Holding, Inc.
10.75%, 02/15/2020 (A)	4,457,000	4,479,285
CITGO Petroleum Corp.
6.25%, 08/15/2022 (A)	2,901,000	2,842,980
Concho Resources, Inc.
5.50%, 04/01/2023	2,646,000	2,659,230
Denbury Resources, Inc.
5.50%, 05/01/2022	1,890,000	1,323,000
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38%, 05/01/2020 (B)	4,423,000	3,848,010
Kinder Morgan, Inc.
8.05%, 10/15/2030, MTN	486,000	501,361
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019	6,460,000	1,518,100
6.50%, 05/15/2019 (B)	1,350,000	351,000
7.75%, 02/01/2021	3,333,000	766,590
Noble Energy, Inc.
5.63%, 05/01/2021 (B)	790,000	801,052
Oasis Petroleum, Inc.
6.50%, 11/01/2021	706,000	601,865
6.88%, 03/15/2022 (B)	395,000	336,738
7.25%, 02/01/2019 (B)	1,481,000	1,414,355
ONEOK, Inc.
7.50%, 09/01/2023	2,722,000	2,687,975
Peabody Energy Corp.
6.25%, 11/15/2021	516,000	68,370
6.50%, 09/15/2020	1,440,000	190,800
10.00%, 03/15/2022 (A) (B)	1,992,000	537,840
SM Energy Co.
5.63%, 06/01/2025	929,000	845,390
6.50%, 11/15/2021 (B)	4,041,000	3,980,385

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
SM Energy Co. (continued)
6.50%, 01/01/2023	$ 520,000	$ 512,406
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020 (A)	5,000,000	5,125,000
6.38%, 04/01/2023 (A)	3,825,000	3,853,687
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018 (A)	2,142,000	2,109,870
6.75%, 03/15/2024 (A) (B)	2,105,000	2,070,794
Ultra Petroleum Corp.
6.13%, 10/01/2024 (A)	1,360,000	761,600
Whiting Canadian Holding Co. ULC
8.13%, 12/01/2019	2,530,000	2,548,975
Whiting Petroleum Corp.
5.75%, 03/15/2021	3,252,000	3,020,295
WPX Energy, Inc.
8.25%, 08/01/2023 (B)	2,925,000	2,749,500

		68,444,196

Paper & Forest Products - 0.4%
Boise Cascade Co.
6.38%, 11/01/2020	4,705,000	4,869,675

Personal Products - 0.5%
Revlon Consumer Products Corp.
5.75%, 02/15/2021 (B)	5,000,000	5,062,500

Pharmaceuticals - 1.3%
Endo, Ltd. / Endo Finance LLC
6.00%, 07/15/2023 (A) (B)	3,107,000	3,107,000
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A)	350,000	303,625
5.88%, 05/15/2023 (A)	4,672,000	3,933,240
6.38%, 10/15/2020 (A)	4,611,000	4,126,845
7.50%, 07/15/2021 (A)	3,803,000	3,470,237

		14,940,947

Professional Services - 0.4%
Ceridian HCM Holding, Inc.
11.00%, 03/15/2021 (A)	4,941,000	4,348,080

Real Estate Investment Trusts - 0.4%
Communications Sales & Leasing, Inc. / CSL Capital LLC
8.25%, 10/15/2023	1,525,000	1,409,863
Iron Mountain, Inc.
6.00%, 10/01/2020 (A)	2,603,000	2,759,180

		4,169,043

Road & Rail - 1.2%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (A)	1,024,000	1,056,000
6.75%, 04/06/2021 (A)	5,741,000	6,501,682
Hertz Corp.
5.88%, 10/15/2020 (B)	3,413,000	3,532,455
6.75%, 04/15/2019	2,000,000	2,052,500

		13,142,637

Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor, Inc.
5.00%, 05/15/2021 (A)	2,766,000	2,855,895
6.00%, 01/15/2022 (A)	1,245,000	1,325,925

		4,181,820

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 2.4%
Ensemble S Merger Sub, Inc.
9.00%, 09/30/2023 (A)	$ 1,150,000	$ 1,152,875
First Data Corp.
6.75%, 11/01/2020 (A)	7,521,000	7,925,254
7.00%, 12/01/2023 (A) (K)	1,355,000	1,378,713
8.25%, 01/15/2021 (A)	5,015,000	5,259,481
8.75%, 01/15/2022 Cash Rate 8.75% (A) (J)	2,717,000	2,861,001
11.75%, 08/15/2021	3,117,000	3,553,380
Infor US, Inc.
5.75%, 08/15/2020 (A)	613,000	625,260
6.50%, 05/15/2022 (A)	3,539,000	3,353,202

		26,109,166

Specialty Retail - 1.0%
Claire’s Stores, Inc.
6.13%, 03/15/2020 (A)	600,000	444,000
9.00%, 03/15/2019 (A)	7,937,000	6,488,498
L Brands, Inc.
6.88%, 11/01/2035 (A)	1,348,000	1,400,235
Men’s Wearhouse, Inc.
7.00%, 07/01/2022	2,465,000	2,563,600

		10,896,333

Technology Hardware, Storage & Peripherals - 0.3%
Riverbed Technology, Inc.
8.88%, 03/01/2023 (A)	3,866,000	3,595,380

Textiles, Apparel & Luxury Goods - 0.6%
Levi Strauss & Co.
6.88%, 05/01/2022	6,444,000	7,064,235

Trading Companies & Distributors - 1.5%
United Rentals North America, Inc.
5.50%, 07/15/2025	2,202,000	2,196,495
7.63%, 04/15/2022	10,875,000	11,800,571
8.25%, 02/01/2021	2,044,000	2,151,310

		16,148,376

Wireless Telecommunication Services - 2.5%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	1,475,000	1,621,571
Sprint Corp.
7.88%, 09/15/2023	20,875,000	19,309,375
T-Mobile USA, Inc.
6.13%, 01/15/2022	702,000	714,285
6.63%, 04/01/2023	3,315,000	3,386,471
6.73%, 04/28/2022	3,030,000	3,128,475

		28,160,177

Total Corporate Debt Securities (Cost $1,060,911,313)		1,005,387,753

LOAN ASSIGNMENTS - 1.2%
Commercial Services & Supplies - 0.3%
ADS Waste Holdings, Inc. Term Loan
3.75%, 10/09/2019 (I)	3,773,932	3,722,825

Food Products - 0.4%
Del Monte Foods, Inc. 1st Lien Term Loan
4.26%, 02/18/2021 (I)	3,930,000	3,836,663

	Principal	Value
LOAN ASSIGNMENTS (continued)
Metals & Mining - 0.1%
Atkore International, Inc. 1st Lien Term Loan
4.50%, 04/09/2021 (I)	$ 661,625	$ 618,619
2nd Lien Term Loan
7.75%, 10/09/2021 (I)	580,000	506,050

		1,124,669

Professional Services - 0.1%
Ceridian LLC Term Loan
4.50%, 09/15/2020 (I)	1,472,483	1,346,095

Software - 0.3%
BMC Software Finance, Inc. Term Loan
5.00%, 09/10/2020 (I)	3,791,111	3,405,229

Total Loan Assignments (Cost $14,190,390)		13,435,481

	Shares	Value
COMMON STOCK - 0.1%
IT Services - 0.1%
Unisys Corp. (B) (L)	61,972	830,425

Total Common Stock (Cost $1,487,453)		830,425

PREFERRED STOCK - 1.2%
Banks - 1.2%
GMAC Capital Trust I
Series 2, 8.13% (I)	520,050	13,432,892

Total Preferred Stock (Cost $13,350,799)		13,432,892

SECURITIES LENDING COLLATERAL - 7.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (M)	85,630,240	85,630,240

Total Securities Lending Collateral (Cost $85,630,240)		85,630,240

	Principal	Value
REPURCHASE AGREEMENT - 6.8%
State Street Bank & Trust Co. 0.01% (M), dated 10/30/2015, to be repurchased at $75,730,853 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 2.10% - 2.20%, due 10/17/2022, and with a total value of $77,246,258.	$ 75,730,790	75,730,790

Total Repurchase Agreement (Cost $75,730,790)		75,730,790

Total Investments (Cost $1,251,300,985) (N)		1,194,447,581
Net Other Assets (Liabilities) - (8.0)%		(88,865,713)

Net Assets - 100.0%		$ 1,105,581,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)		Value at October 31, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$1,005,387,753	$0	(G)	$1,005,387,753
Loan Assignments	—	13,435,481	—		13,435,481
Common Stock	830,425	—	—		830,425
Preferred Stock	13,432,892	—	—		13,432,892
Securities Lending Collateral	85,630,240	—	—		85,630,240
Repurchase Agreement	—	75,730,790	—		75,730,790

Total Investments	$99,893,557	$1,094,554,024	$0	(G)	$1,194,447,581

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3		Transfers from Level 3 to Level 2
Corporate Debt Securities (Q)	$—	$—	$0	(G)	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $340,816,109, representing 30.8% of the Fund’s net assets.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $83,854,665. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is Level 3 of the fair value hierarchy.
(D)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $0, representing less than 0.1% of the Fund’s net assets.
(F)	Illiquid security. Total aggregate value of illiquid securities is $0, representing less than 0.1% of the Fund’s net assets.
(G)	Rounds to less than $1.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(J)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(K)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(L)	Non-income producing security.
(M)	Rate disclosed reflects the yield at October 31, 2015.
(N)	Aggregate cost for federal income tax purposes is $1,251,397,880. Aggregate gross unrealized appreciation and depreciation for all securities is $10,291,437 and $67,241,736, respectively. Net unrealized depreciation for tax purposes is $56,950,299.
(O)	The Fund recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.
(Q)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 91.7%
Alabama - 0.1%
County of Perry, General Obligation Unlimited Series A 5.50%, 12/01/2040	$ 30,000	$ 31,060

Alaska - 0.3%
Northern Tobacco Securitization Corp., Revenue Bonds Series A 5.00%, 06/01/2046	150,000	125,089

Arizona - 0.6%
City of Chandler, General Obligation Unlimited Series B, FGIC 5.25%, 07/01/2016	65,000	67,150
Industrial Development Authority of the County of Pima, Revenue Bonds 5.63%, 07/01/2038	25,000	23,289
Industrial Development Authority of the County of Yavapai, Revenue Bonds Series B 4.50%, 09/01/2018 (A)	135,000	135,278
Scottsdale Industrial Development Authority, Revenue Bonds AGM 5.00%, 09/01/2039	75,000	75,162

		300,879

California - 7.8%
Aromas-San Juan Unified School District, General Obligation Unlimited Series B, AGM Zero Coupon, 08/01/2042	300,000	146,106
California Municipal Finance Authority, Revenue Bonds 5.13%, 07/01/2035 (A)	450,000	456,133
California School Finance Authority, Revenue Bonds 3.88%, 07/01/2017 (A)	110,000	109,617
Coachella Valley Unified School District, General Obligation Unlimited Series C, AGM Zero Coupon, 08/01/2037 - 08/01/2038	35,000	13,143
Cypress School District, General Obligation Unlimited Zero Coupon, 08/01/2050	100,000	54,191
Folsom Cordova Unified School District School Facilities Improvement District No. 3, General Obligation Unlimited Series B, AGC Zero Coupon, 10/01/2034	615,000	273,964
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1
4.50%, 06/01/2027	1,500,000	1,465,515
5.00%, 06/01/2033	235,000	208,478
5.13%, 06/01/2047	300,000	252,993
Gonzales Redevelopment Agency, Tax Allocation ACA 5.50%, 12/01/2033	25,000	25,026

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Moreland School District, General Obligation Unlimited Zero Coupon, 08/01/2027	$ 625,000	$ 412,269
Paramount Unified School District, General Obligation Unlimited Zero Coupon, 08/01/2045	50,000	42,055
San Carlos Elementary School District, General Obligation Unlimited Zero Coupon, 10/01/2037	450,000	161,419
Santee School District, General Obligation Unlimited Series E, AGM Zero Coupon, 05/01/2051	150,000	30,263
Southern California Water Replenishment District, Certificate of Participation NATL 4.50%, 08/01/2031	15,000	15,065
Tobacco Securitization Authority of Southern California, Revenue Bonds Series A-1 5.13%, 06/01/2046	30,000	26,493

		3,692,730

Colorado - 1.1%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds 4.00%, 12/15/2025 (A)	535,000	531,020

Florida - 4.1%
Cape Coral Health Facilities Authority, Revenue Bonds 6.00%, 07/01/2050 (A)	300,000	298,062
Capital Trust Agency, Inc., Revenue Bonds Series A 5.00%, 07/01/2050	650,000	644,664
City of Tallahassee, Revenue Bonds 5.00%, 12/01/2044	150,000	161,346
Florida Development Finance Corp., Revenue Bonds Series A 6.00%, 02/15/2037 (B)	10,000	10,038
Florida Housing Finance Corp., Revenue Bonds Series A, GNMA, FNMA, FHLMC 3.20%, 07/01/2030	350,000	350,252
Martin County Health Facilities Authority, Revenue Bonds 3.55%, 11/15/2022	370,000	379,039
Miami-Dade County Industrial Development Authority, Revenue Bonds 4.00%, 09/15/2019 (B)	110,000	114,566

		1,957,967

Idaho - 1.4%
Boise City Airport Revenue, Revenue Bonds Series F 4.00%, 09/01/2040	250,000	251,552
Idaho Housing & Finance Association, Revenue Bonds Series A 5.00%, 06/01/2035 (B)	425,000	429,824

		681,376

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois - 13.2%
Chicago Board of Education, General Obligation Unlimited Series A, AMBAC Zero Coupon, 12/01/2015	$ 80,000	$ 79,766
Series A, NATL 5.00%, 12/01/2016	15,000	15,045
Series F 3.00%, 12/01/2015	135,000	134,788
Chicago O’Hare International Airport, Revenue Bonds Series D 4.13%, 01/01/2040	250,000	248,790
Chicago Transit Authority, Revenue Bonds AGM 5.00%, 06/01/2022	10,000	11,156
Series A, AGC 5.25%, 06/01/2023	50,000	53,033
City of Chicago, General Obligation Unlimited Series 3A, AMBAC 4.20%, 01/01/2017	20,000	20,060
Series A 5.00%, 01/01/2019 - 01/01/2033	115,000	115,401
5.50%, 01/01/2039	100,000	102,525
Series A, AGM 5.00%, 01/01/2024 - 01/01/2029	110,000	113,652
5.50%, 01/01/2017	10,000	10,333
Series A, NATL 5.00%, 01/01/2042	200,000	200,060
Series C, AGM, CR, NATL-RE 5.00%, 01/01/2031	35,000	35,566
Series C, NATL 4.00%, 01/01/2017	170,000	172,640
City of Chicago Wastewater Transmission Revenue, Revenue Bonds 5.00%, 01/01/2025 - 01/01/2026	560,000	625,867
Cook County High School District No. 201, General Obligation Limited Series C, AGM Zero Coupon, 12/01/2025	125,000	87,631
Cook County School District No. 157, General Obligation Unlimited Series A, AGM Zero Coupon, 11/01/2033	950,000	422,636
Illinois Finance Authority, Revenue Bonds 4.45%, 11/01/2036 (C)	1,000,000	997,020
Series A 5.00%, 07/01/2024 - 07/01/2047	1,035,000	1,054,189
Series C 5.00%, 08/15/2021	30,000	34,962
Illinois Housing Development Authority, Revenue Bonds Series A-1
2.40%, 07/01/2021	185,000	187,607
2.60%, 01/01/2022	375,000	381,862
Kendall Kane & Will Counties Community Unit School District No. 308, General Obligation Unlimited AGM Zero Coupon, 02/01/2020	60,000	54,814

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lake County School District No. 33, General Obligation Unlimited BAM 5.00%, 12/01/2040	$ 500,000	$ 534,295
Lake County School District No. 38, General Obligation Unlimited AMBAC Zero Coupon, 02/01/2020	60,000	54,114
Southwestern Illinois Development Authority, Revenue Bonds AGM Zero Coupon, 12/01/2022	25,000	20,424
Springfield Park District, General Obligation Limited 3.00%, 12/30/2023	100,000	99,353
State of Illinois, General Obligation Unlimited AMBAC 5.00%, 11/01/2023	25,000	25,081
Stephenson County School District No. 145, General Obligation Limited AMBAC Zero Coupon, 01/01/2021	30,000	26,250
Village of Elk Grove Village, General Obligation Unlimited 4.00%, 01/01/2022	60,000	67,599
Will County Community High School District No. 210, General Obligation Unlimited Series A 5.00%, 01/01/2027	55,000	61,933
Winnebago & Boone Counties School District No. 205, General Obligation Unlimited Zero Coupon, 02/01/2022	65,000	53,604
Zion Park District, General Obligation Limited Series B 2.00%, 12/30/2015	150,000	150,016

		6,252,072

Indiana - 1.6%
Indiana Finance Authority, Revenue Bonds 4.00%, 02/01/2032	680,000	682,434
Series A 5.00%, 08/15/2021	45,000	53,200

		735,634

Iowa - 0.5%
Iowa Tobacco Settlement Authority, Revenue Bonds Series A 6.50%, 06/01/2023	85,000	84,803
Series C 5.50%, 06/01/2042 5.63%, 06/01/2046	50,000 110,000	47,075 105,702

		237,580

Kansas - 0.2%
Kansas Rural Water Finance Authority, Revenue Bonds 4.25%, 03/01/2038	25,000	25,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas (continued)
University of Kansas Hospital Authority, Revenue Bonds 4.00%, 09/01/2040	$ 50,000	$ 50,648

		76,417

Kentucky - 0.0% (D)
Kentucky Area Development Districts, Certificate of Participation Series J 5.25%, 01/01/2016	15,000	15,089

Maryland - 0.7%
Maryland Economic Development Corp., Revenue Bonds 5.75%, 09/01/2025	350,000	347,998

Massachusetts - 1.1%
Massachusetts Development Finance Agency, Revenue Bonds Series D 5.00%, 07/01/2044	500,000	539,325

Michigan - 1.9%
Bad Axe Public Schools, General Obligation Unlimited Series B 4.00%, 05/01/2024	50,000	56,284
City of Detroit, General Obligation Unlimited
AGC
4.00%, 04/01/2018	17,050	17,509
AGM
5.00%, 04/01/2016 - 04/01/2019	4,650	4,680
Series A-1, NATL
5.38%, 04/01/2016	2,325	2,330
Series G, AGC
5.00%, 04/01/2018	6,200	6,511
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
Series A, NATL
Zero Coupon, 07/01/2017	30,000	28,329
5.25%, 07/01/2018	50,000	52,976
Series B, NATL
4.25%, 07/01/2025	25,000	25,120
Series C, NATL
5.00%, 07/01/2017	50,000	51,297
Series E, BHAC, FGIC
5.75%, 07/01/2031	150,000	164,259
City of Detroit Water Supply System Revenue, Revenue Bonds
Series B, NATL
5.00%, 07/01/2018 - 07/01/2034	65,000	66,238
Series D, AGM
5.00%, 07/01/2023	25,000	25,452
County of Wayne, General Obligation Limited Series A, AGM 4.50%, 02/01/2026	35,000	35,594
Detroit Local Development Finance Authority, Tax Allocation Series A, ACA, CBI 5.50%, 05/01/2021	120,000	116,497

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Michigan Finance Authority, Revenue Bonds
Series G, AGC
4.00%, 04/01/2018	$ 92,950	$ 95,452
5.00%, 04/01/2018	33,800	35,093
Series G, AGM
5.00%, 04/01/2016 - 04/01/2018	12,675	12,814
Series G-1A, AGM
5.00%, 04/01/2019	12,675	12,699
Series G-2A, NATL
5.38%, 04/01/2016	12,675	12,702
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 5.25%, 06/01/2022	20,000	18,355
Wayne Charter County Economic Development Corp., Revenue Bonds 7.38%, 12/01/2033	50,000	45,237
Wayne County Airport Authority, Revenue Bonds NATL 5.25%, 12/01/2020	10,000	10,043

		895,471

Minnesota - 3.3%
City of Deephaven, Revenue Bonds 5.25%, 07/01/2037	100,000	101,203
City of Minneapolis, Tax Allocation
4.00%, 03/01/2025	250,000	250,870
4.00%, 03/01/2027 (B)	200,000	199,630
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
Series A
5.00%, 12/01/2050	500,000	483,920
Series B
5.25%, 04/01/2043 (B)	400,000	395,964
Minnesota Agricultural & Economic Development Board, Revenue Bonds 5.90%, 02/01/2019	130,000	130,224

		1,561,811

Mississippi - 0.0% (D)
Mississippi Home Corp., Revenue Bonds Series 3A, GNMA 5.55%, 08/20/2049	5,000	5,159

Montana - 0.1%
Lewistown Special Improvement District No. 2005, Special Assessment 4.60%, 07/01/2022	25,000	25,035
Yellowstone County School District No. 4, General Obligation Unlimited 4.65%, 07/01/2019	25,000	25,083

		50,118

Nebraska - 1.7%
Douglas County Hospital Authority No. 2, Revenue Bonds 3.00%, 05/15/2016	800,000	810,448

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey - 3.3%
Casino Reinvestment Development Authority, Revenue Bonds
5.00%, 11/01/2022	$ 25,000	$ 26,718
AGM
5.00%, 11/01/2026	575,000	635,266
City of Jersey City, General Obligation Unlimited BAM 5.00%, 12/01/2022	500,000	586,870
Morris-Union Jointure Commission, Certificate of Participation AGM 2.50%, 08/01/2021	160,000	161,872
New Jersey Economic Development Authority, Revenue Bonds
Series A, NATL
5.00%, 07/01/2029	20,000	20,115
Series B
6.50%, 04/01/2031	10,000	11,970
Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A
4.50%, 06/01/2023	30,000	30,184
5.00%, 06/01/2041	140,000	113,113
Series 1B
Zero Coupon, 06/01/2041	10,000	2,528

		1,588,636

New York - 4.4%
Albany Parking Authority, Revenue Bonds Series A, XLCA 4.13%, 07/15/2022	25,000	25,181
Esopus Fire District, General Obligation Unlimited AMBAC 4.30%, 08/01/2017	20,000	20,054
Metropolitan Transportation Authority, Revenue Bonds BHAC, CR 5.00%, 11/15/2035	50,000	50,099
New York City Industrial Development Agency, Revenue Bonds
5.25%, 12/01/2032	10,000	10,027
Series B
2.00%, 08/01/2028 (B)	1,000,000	1,001,280
New York Counties Tobacco Trust IV, Revenue Bonds
Series A
5.00%, 06/01/2042	225,000	202,509
6.25%, 06/01/2041 (A)	250,000	258,025
New York State Dormitory Authority, Revenue Bonds AMBAC 4.00%, 07/01/2016	10,000	9,961
Niagara Falls City School District, Certificate of Participation AGM 4.00%, 06/15/2026	340,000	367,373

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds AGM, CR 6.50%, 12/01/2028	$ 50,000	$ 50,249
Syracuse Housing Authority, Revenue Bonds 5.40%, 09/01/2022	15,000	15,135
TSASC, Inc., Revenue Bonds Series 1 5.00%, 06/01/2034	50,000	47,834
Westchester Tobacco Asset Securitization, Revenue Bonds 5.13%, 06/01/2045 (B)	20,000	19,441

		2,077,168

Ohio - 7.6%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2
5.13%, 06/01/2024	1,165,000	1,042,861
5.38%, 06/01/2024	20,000	18,120
5.75%, 06/01/2034	350,000	305,168
5.88%, 06/01/2030 - 06/01/2047	310,000	271,055
6.50%, 06/01/2047	15,000	13,915
City of Cleveland, Revenue Bonds 5.38%, 09/15/2027 (B)	20,000	20,061
City of Marysville Wastewater Treatment System Revenue, Revenue Bonds BAM 5.00%, 12/01/2024	600,000	729,294
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series A 7.05%, 11/15/2040 (B)	100,000	101,484
County of Warren, Revenue Bonds 5.00%, 07/01/2021 - 07/01/2026	550,000	627,402
Dayton-Montgomery County Port Authority, Revenue Bonds Series 1 7.00%, 01/15/2040 (B)	300,000	299,610
Ohio Air Quality Development Authority, Revenue Bonds Series A 5.70%, 08/01/2020	70,000	76,237
Toledo-Lucas County Port Authority, Revenue Bonds Series A 5.00%, 07/01/2046	100,000	103,478

		3,608,685

Oklahoma - 0.1%
Norman Regional Hospital Authority, Revenue Bonds 5.38%, 09/01/2036	20,000	20,456
Oklahoma Development Finance Authority, Revenue Bonds 5.13%, 09/01/2036	35,000	35,020

		55,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania - 5.9%
Allegheny County Industrial Development Authority, Revenue Bonds 6.50%, 05/01/2017	$ 300,000	$ 306,612
City of Harrisburg, General Obligation Unlimited Series D, AMBAC Zero Coupon, 03/15/2017	25,000	23,772
McKean County Hospital Authority, Revenue Bonds ACA 5.25%, 10/01/2030	50,000	49,711
Montgomery County Industrial Development Authority, Revenue Bonds 5.00%, 01/01/2030	150,000	150,867
Penn Hills School District, General Obligation Limited Series A, BAM 4.00%, 11/15/2026 - 11/15/2027	600,000	628,455
Pennsylvania Housing Finance Agency, Revenue Bonds
3.25%, 10/01/2025	500,000	498,740
4.25%, 10/01/2035	750,000	751,185
Redevelopment Authority of the City of Philadelphia, Revenue Bonds Series A, ACA 5.63%, 07/01/2028	20,000	20,021
State Public School Building Authority, Revenue Bonds BAM 5.00%, 06/15/2019	340,000	386,315

		2,815,678

Puerto Rico - 8.5%
Children’s Trust Fund, Revenue Bonds 5.38%, 05/15/2033	15,000	15,059
Commonwealth of Puerto Rico, General Obligation Unlimited AGC, ICC 5.50%, 07/01/2022	100,000	104,295
AGM 5.13%, 07/01/2030	60,000	59,995
5.25%, 07/01/2020	75,000	77,404
5.50%, 07/01/2017	20,000	20,626
AGM, CR 4.50%, 07/01/2023	15,000	14,685
5.00%, 07/01/2028	10,000	9,974
5.25%, 07/01/2016	50,000	51,141
Series A, AGC 5.00%, 07/01/2016	75,000	76,588
Series A, AGC, ICC 4.75%, 07/01/2018	15,000	15,308
5.00%, 07/01/2022 - 07/01/2024	260,000	260,389
5.50%, 07/01/2029	225,000	226,638
Series A, AGM 4.00%, 07/01/2022	140,000	137,183
4.13%, 07/01/2023 - 07/01/2024	50,000	48,259
5.00%, 07/01/2035	10,000	9,369
5.38%, 07/01/2025	50,000	50,912
Series A, NATL, IBC 5.50%, 07/01/2016 - 07/01/2019	80,000	81,483

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
Series C, AGM 5.25%, 07/01/2026	$ 125,000	$ 125,781
5.50%, 07/01/2032	35,000	35,005
5.75%, 07/01/2037	50,000	50,008
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds Series A, AGC 5.00%, 07/01/2028	95,000	93,246
Puerto Rico Electric Power Authority, Revenue Bonds Series DDD, AGM 3.63%, 07/01/2023	125,000	116,425
3.65%, 07/01/2024	95,000	86,500
Series KK, NATL 5.50%, 07/01/2016	20,000	20,320
Series LL, NATL 5.50%, 07/01/2016 - 07/01/2017	160,000	163,547
Series MM, NATL 5.00%, 07/01/2018 - 07/01/2019	25,000	25,153
Series NN, NATL 5.25%, 07/01/2019	50,000	50,437
Series RR, NATL 5.00%, 07/01/2022	25,000	24,582
Series SS, AGM 5.00%, 07/01/2030	50,000	48,144
Series SS, NATL 5.00%, 07/01/2023	20,000	19,502
Series TT, AGC, ICC 5.00%, 07/01/2032	25,000	23,490
Series TT, AGM, CR 4.20%, 07/01/2019	25,000	24,906
5.00%, 07/01/2017	15,000	15,273
Series TT, NATL, IBC 4.20%, 07/01/2019	30,000	29,321
Series UU, AGC 4.25%, 07/01/2027	170,000	156,553
5.00%, 07/01/2026	50,000	49,213
Series UU, AGM 5.00%, 07/01/2016 - 07/01/2024	255,000	257,118
Series V, AGM 5.25%, 07/01/2027	50,000	49,737
Series V, NATL 5.25%, 07/01/2025	60,000	58,444
Puerto Rico Highways & Transportation Authority, Revenue Bonds
AGC, ICC 5.00%, 07/01/2028	50,000	49,122
Series AA, AGM 4.95%, 07/01/2026	15,000	14,944
Series CC, AGM 5.25%, 07/01/2033 - 07/01/2036	65,000	63,614
Series D, AGM 5.00%, 07/01/2027	10,000	9,921
Series E, AGM 5.50%, 07/01/2017 - 07/01/2021	65,000	67,250
Series J, NATL 5.00%, 07/01/2029	15,000	13,890

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series K, CIFG-TCRS, AGM, CR 5.00%, 07/01/2018	$ 10,000	$ 10,008
Series L, AGC 4.00%, 07/01/2020	165,000	162,918
5.25%, 07/01/2019	100,000	103,427
Series N, AGM, CR, AGC, ICC 5.50%, 07/01/2026	70,000	71,170
Series Y, AGM 6.25%, 07/01/2021	135,000	147,246
Puerto Rico Municipal Finance Agency, General Obligation Unlimited
Series A, AGM 4.75%, 08/01/2022	10,000	9,974
5.00%, 08/01/2027	130,000	128,862
5.25%, 08/01/2016	60,000	60,160
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, AGM
5.00%, 08/01/2022 - 08/01/2030	100,000	98,896
Series C, AGM 5.00%, 08/01/2016	35,000	35,086
5.25%, 08/01/2019	85,000	87,626
Puerto Rico Public Buildings Authority, Revenue Bonds Series L, AGM, CR 5.50%, 07/01/2021	65,000	67,426
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds Series A, BHAC, CR, FGIC Zero Coupon, 08/01/2041	45,000	14,156
Series A-1, AGM, CR Zero Coupon, 08/01/2024	40,000	24,170

		4,021,879

Rhode Island - 1.8%
Providence Redevelopment Agency, Revenue Bonds Series A 5.00%, 04/01/2020	350,000	394,041
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, 06/01/2035	450,000	476,329

		870,370

South Carolina - 0.4%
Richland County Recreational District, General Obligation Unlimited 3.00%, 03/01/2026	140,000	146,402
South Carolina Jobs-Economic Development Authority, Revenue Bonds CIFG 5.00%, 11/01/2015	25,000	25,000

		171,402

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tennessee - 1.6%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds 5.00%, 10/01/2035 (C)	$ 700,000	$ 760,767

Texas - 10.9%
City of Houston Airport System Revenue, Revenue Bonds 5.00%, 07/01/2029 (B)	150,000	159,984
Series C 5.00%, 07/15/2020 (B)	500,000	528,065
City of Lockhart, General Obligation Limited BAM 5.00%, 08/01/2025	145,000	175,841
Dallas County Flood Control District No. 1, General Obligation Unlimited 5.00%, 04/01/2028 - 04/01/2032 (A) (B) (C)	2,000,000	2,030,130
Dallas-Fort Worth International Airport Facilities Improvement Corp., Revenue Bonds Series A-1 6.15%, 01/01/2016 (B)	500,000	500,740
Fort Bend County Municipal Utility District No. 142, General Obligation Unlimited MAC 3.13%, 09/01/2027	575,000	567,881
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited BAM 3.25%, 10/01/2032	1,140,000	1,077,266
Willow Creek Farms Municipal Utility District, General Obligation Unlimited BAM 3.00%, 09/01/2023	130,000	132,308

		5,172,215

Utah - 2.1%
Utah Charter School Finance Authority, Revenue Bonds 5.00%, 04/15/2030 (A)	420,000	419,135
6.00%, 04/15/2045 (A)	500,000	519,345
Series A
5.75%, 07/15/2020	35,000	36,669

		975,149

Vermont - 2.8%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds 5.00%, 10/01/2042 (C)	1,215,000	1,304,157

Washington - 0.0% (D)
Vancouver Housing Authority, Revenue Bonds 6.70%, 03/01/2026	20,000	20,012

Wisconsin - 2.6%
Milwaukee Housing Authority, Revenue Bonds Series A 3.63%, 07/01/2035	685,000	679,733

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Public Finance Authority, Revenue Bonds Series A 4.10%, 04/01/2034	$ 570,000	$ 554,872

		1,234,605

Total Municipal Government Obligations (Cost $42,915,649)		43,523,442

	Principal	Value
REPURCHASE AGREEMENT - 16.8%

State Street Bank & Trust Co. 0.01% (E), dated 10/30/2015, to be repurchased at $7,991,818 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $8,153,317.

	$ 7,991,812	$ 7,991,812

Total Repurchase Agreement (Cost $7,991,812)		7,991,812

Total Investments (Cost $50,907,461) (F)		51,515,254
Net Other Assets (Liabilities) - (8.5)%		(4,022,001)

Net Assets - 100.0%		$ 47,493,253

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Municipal Government Obligations	$—	$43,523,442	$—	$43,523,442
Repurchase Agreement	—	7,991,812	—	7,991,812

Total Investments	$—	$51,515,254	$—	$51,515,254

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $4,756,745, representing 10.0% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Restricted securities held by the Fund as of October 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Florida Development Finance Corp., Revenue Bonds, Series A, 6.00%, 02/15/2037	07/16/2015	$9,910	$10,038	0.0	%(D)

Municipal Government Obligations	Miami-Dade County Industrial Development Authority, Revenue Bonds, 4.00%, 09/15/2019	04/30/2015	114,518	114,566	0.3

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.00%, 06/01/2035	04/06/2015	429,186	429,824	0.9

Municipal Government Obligations	City of Minneapolis, Tax Allocation, 4.00%, 03/01/2027	02/26/2015	201,092	199,630	0.4

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series B, 5.25%, 04/01/2043	06/19/2015	392,806	395,964	0.8

Municipal Government Obligations	New York City Industrial Development Agency, Revenue Bonds, Series B, 2.00%, 08/01/2028	07/29/2015	1,000,010	1,001,280	2.1

Municipal Government Obligations	Westchester Tobacco Asset Securitization, Revenue Bonds, 5.13%, 06/01/2045	03/30/2015	17,138	19,441	0.0	(D)

Municipal Government Obligations	City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027	07/27/2015	20,062	20,061	0.1

Municipal Government Obligations	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Series A, 7.05%, 11/15/2040	04/11/2014	97,648	101,484	0.2

Municipal Government Obligations	Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 7.00%, 01/15/2040	10/08/2015	300,010	299,610	0.6

Municipal Government Obligations	City of Houston Airport System Revenue, Revenue Bonds, 5.00%, 07/01/2029	05/09/2014	147,659	159,984	0.3

Municipal Government Obligations	City of Houston Airport System Revenue, Revenue Bonds, Series C, 5.00%, 07/15/2020	03/11/2015	528,050	528,065	1.1

Municipal Government Obligations	Dallas County Flood Control District No. 1, General Obligation Unlimited, 5.00%, 04/01/2028	10/28/2015	1,529,545	1,529,550	3.2

Municipal Government Obligations	Dallas County Flood Control District No. 1, General Obligation Unlimited, 5.00%, 04/01/2032	10/28/2015	500,590	500,580	1.1

Municipal Government Obligations	Dallas-Fort Worth International Airport Facilities Improvement Corp., Revenue Bonds, Series A-1, 6.15%, 01/01/2016	01/16/2015	503,510	500,740	1.1

Total			$5,791,734	$5,810,817	12.2%

(C)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rate disclosed reflects the yield at October 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $50,907,461. Aggregate gross unrealized appreciation and depreciation for all securities is $722,546 and $114,753, respectively. Net unrealized appreciation for tax purposes is $607,793.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

MUNICIPAL INSURER ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CIFG	CIFG Assurance North America, Inc.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
XLCA	Syncora (formerly XL Capital Assurance, Inc.)

PORTFOLIO ABBREVIATIONS:

CBI	Certificates of Bond Insurance
CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
RE	Reinsured
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 86.8%
Aerospace & Defense - 3.7%
BAE Systems PLC	2,979,952	$ 20,226,906

Airlines - 4.3%
Japan Airlines Co., Ltd.	633,400	24,040,540

Automobiles - 2.7%
Daimler AG	172,289	14,961,471

Banks - 3.6%
Bank of Montreal (A)	147,970	8,604,802
Royal Bank of Canada	197,710	11,305,274

		19,910,076

Beverages - 2.2%
Thai Beverage PCL (A)	25,446,603	12,261,016

Capital Markets - 2.6%
Ares Capital Corp. (A)	943,485	14,369,277
PJT Partners, Inc. (B)	9,579	205,948

		14,575,225

Chemicals - 3.0%
LyondellBasell Industries NV, Class A	181,500	16,863,165

Construction & Engineering - 1.5%
Ferrovial SA	326,030	8,231,596

Diversified Telecommunication Services - 11.3%
AT&T, Inc.	453,020	15,180,700
BCE, Inc. (A)	279,842	12,095,954
HKT Trust & HKT, Ltd.	12,327,540	14,775,998
Telenor ASA (A)	1,074,130	20,264,577

		62,317,229

Food & Staples Retailing - 1.6%
Wal-Mart de Mexico SAB de CV	3,249,600	8,607,079

Food Products - 3.7%
Marine Harvest ASA (B)	1,523,630	20,424,451

Insurance - 7.7%
Insurance Australia Group, Ltd.	2,341,580	9,367,469
Legal & General Group PLC	1,984,350	8,002,534
MMI Holdings, Ltd.	2,704,850	4,905,827
Muenchener Rueckversicherungs-Gesellschaft AG	101,346	20,227,296

		42,503,126

IT Services - 1.4%
Paychex, Inc. (A)	151,790	7,829,328

Media - 2.8%
Regal Entertainment Group, Class A (A)	792,339	15,355,530

Oil, Gas & Consumable Fuels - 5.0%
Ship Finance International, Ltd. (A)	937,090	16,014,868
Total SA	236,804	11,495,428

		27,510,296

Pharmaceuticals - 5.2%
GlaxoSmithKline PLC	380,290	8,236,880
Johnson & Johnson	200,740	20,280,762

		28,517,642

Real Estate Investment Trusts - 21.4%
Ascendas Real Estate Investment Trust (A)	10,473,756	17,868,711
Blackstone Mortgage Trust, Inc., Class A	756,928	20,830,659
EPR Properties	224,600	12,759,526
Select Income REIT	345,560	6,980,312

	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Spirit Realty Capital, Inc.	1,697,740	$ 17,282,993
Starwood Property Trust, Inc.	1,060,247	21,300,362
STORE Capital Corp. (A)	312,230	7,078,254
Welltower, Inc.	212,697	13,797,654

		117,898,471

Transportation Infrastructure - 3.1%
Macquarie Infrastructure Corp.	216,652	17,234,667

Total Common Stocks (Cost $469,129,031)		479,267,814

MASTER LIMITED PARTNERSHIPS - 11.8%
Capital Markets - 7.8%
AllianceBernstein Holding, LP	586,161	15,087,784
Blackstone Group, LP, Class A	383,175	12,667,766
Oaktree Capital Group LLC, Class A	308,699	15,391,732

		43,147,282

Electric Utilities - 1.6%
Brookfield Infrastructure Partners, LP	214,997	9,042,774

Oil, Gas & Consumable Fuels - 2.4%
Alliance Resource Partners, LP	13,696	293,642
Energy Transfer Partners, LP, Class B	102,789	4,539,162
TC Pipelines, LP	159,888	8,259,814

		13,092,618

Total Master Limited Partnerships (Cost $71,075,178)		65,282,674

SECURITIES LENDING COLLATERAL - 15.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	87,695,442	87,695,442

Total Securities Lending Collateral (Cost $87,695,442)		87,695,442

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $5,881,066 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $6,002,165.	$ 5,881,061	5,881,061

Total Repurchase Agreement (Cost $5,881,061)		5,881,061

Total Investments (Cost $633,780,712) (D)		638,126,991
Net Other Assets (Liabilities) - (15.6)%		(86,261,074)

Net Assets - 100.0%		$ 551,865,917

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$263,977,114	$215,290,700	$—	$479,267,814
Master Limited Partnerships	65,282,674	—	—	65,282,674
Securities Lending Collateral	87,695,442	—	—	87,695,442
Repurchase Agreement	—	5,881,061	—	5,881,061

Total Investments	$416,955,230	$221,171,761	$—	$638,126,991

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $84,400,253. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $629,838,303. Aggregate gross unrealized appreciation and depreciation for all securities is $35,042,387 and $26,753,699, respectively. Net unrealized appreciation for tax purposes is $8,288,688.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 0.6%
Invitation Homes Trust Series 2014-SFR1, Class A
1.20%, 06/17/2031 (A) (B)	$ 200,000	$ 195,421
SLM Student Loan Trust Series 2014-1, Class A3
0.80%, 02/26/2029 (A)	1,000,000	978,539
Synchrony Credit Card Master Note Trust Series 2015-3, Class A
1.74%, 09/15/2021	267,000	267,416

Total Asset-Backed Securities (Cost $1,470,870)		1,441,376

CORPORATE DEBT SECURITIES - 16.4%
Automobiles - 0.7%
American Honda Finance Corp.
0.78%, 09/20/2017, MTN (A)	250,000	250,280
Ford Motor Credit Co. LLC
2.55%, 10/05/2018	267,000	267,592
Toyota Motor Credit Corp.
0.75%, 03/05/2017, MTN (C)	1,300,000	1,298,739

		1,816,611

Banks - 5.9%
BAC Capital Trust XIV
4.00%, 11/16/2015 (A) (D)	700,000	530,250
Banco do Brasil SA
9.00%, 06/18/2024 (A) (B) (D)	1,250,000	862,500
Banco Santander Chile
1.22%, 04/11/2017 (A) (B)	200,000	197,142
Bank of America Corp.
1.27%, 11/19/2024, MTN (A)	1,000,000	955,000
1.39%, 03/22/2018, MTN (A)	1,500,000	1,509,060
2.27%, 02/18/2020, MTN (A) (E)	400,000	399,960
Bank of America NA
0.62%, 06/15/2016 (A)	250,000	249,481
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.36%, 09/14/2018 (A) (B)	600,000	602,870
Citigroup, Inc.
0.60%, 06/09/2016 (A)	2,070,000	2,061,788
4.45%, 09/29/2027	117,000	116,895
Corestates Capital II
0.97%, 01/15/2027 (A) (B)	269,000	230,399
Fifth Third Bancorp
0.77%, 12/20/2016 (A)	669,000	665,399
First Horizon National Corp.
3.50%, 12/15/2020	105,000	104,643
JPMorgan Chase & Co.
1.80%, 01/25/2018	100,000	100,364
JPMorgan Chase Bank NA
0.67%, 06/13/2016 (A)	253,000	252,604
JPMorgan Chase Capital XIII
1.28%, 09/30/2034 (A)	531,000	449,969
MUFG Capital Finance 1, Ltd.
6.35%, 07/29/2049	135,000	139,219
National City Bank
0.70%, 06/07/2017 (A)	1,000,000	994,772
Royal Bank of Scotland NV
4.65%, 06/04/2018	200,000	207,200
Societe Generale SA
6.00%, 01/27/2020 (A) (B) (D) (F)	800,000	760,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
SunTrust Capital III
0.99%, 03/15/2028 (A)	$ 765,000	$ 636,862
Zions Bancorporation
5.65%, 11/15/2023 (A)	1,800,000	1,865,250

		13,891,627

Capital Markets - 3.4%
Goldman Sachs Capital II
4.00%, 11/30/2015 (A) (D)	500,000	360,000
Goldman Sachs Capital III
4.00%, 11/30/2015 (A) (D)	2,600,000	1,865,500
Goldman Sachs Group, Inc.
1.48%, 04/23/2020 (A)	518,000	518,583
5.38%, 05/10/2020 (A) (D)	382,000	378,180
Morgan Stanley
0.77%, 10/18/2016, MTN (A)	250,000	249,714
1.32%, 06/16/2020 (A) (F)	1,000,000	992,370
2.17%, 04/25/2023 - 06/09/2023, MTN (A)	2,643,000	2,650,735
UBS AG
4.75%, 05/22/2023, MTN (A) (G)	950,000	976,742

		7,991,824

Chemicals - 0.1%
RPM International, Inc.
5.25%, 06/01/2045	263,000	247,273

Consumer Finance - 0.2%
Capital One Financial Corp.
4.20%, 10/29/2025	59,000	59,000
Navient Corp.
2.21%, 05/03/2019, MTN (A)	400,000	370,800

		429,800

Diversified Telecommunication Services - 0.4%
AT&T, Inc.
4.75%, 05/15/2046	210,000	192,813
Telefonica Emisiones SAU
0.98%, 06/23/2017 (A)	800,000	797,304

		990,117

Electric Utilities - 0.2%
Electricite de France SA
2.35%, 10/13/2020 (B)	250,000	247,205
Exelon Corp.
1.55%, 06/09/2017	215,000	214,699

		461,904

Energy Equipment & Services - 0.2%
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.00%, 10/01/2022	500,000	485,923

Insurance - 1.4%
Genworth Holdings, Inc.
6.15%, 11/15/2066 (A)	1,200,000	534,000
XLIT, Ltd.
5.50%, 03/31/2045	79,000	75,779
6.50%, 04/15/2017 (A) (D)	3,350,000	2,672,295

		3,282,074

IT Services - 0.1%
Fidelity National Information Services, Inc.
2.85%, 10/15/2018	267,000	269,825

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.1%
Valmont Industries, Inc.
5.25%, 10/01/2054 (F)	$ 180,000	$ 157,044

Metals & Mining - 1.6%
Allegheny Technologies, Inc.
5.95%, 01/15/2021	1,396,000	1,228,480
Anglo American Capital PLC
2.63%, 09/27/2017 (B)	200,000	190,000
Freeport-McMoRan, Inc.
2.30%, 11/14/2017	300,000	282,000
Glencore Funding LLC
1.38%, 04/16/2018 (A) (B)	550,000	471,785
Goldcorp, Inc.
3.63%, 06/09/2021	391,000	383,430
5.45%, 06/09/2044	278,000	256,430
Kinross Gold Corp.
5.13%, 09/01/2021 (F)	119,000	107,035
5.95%, 03/15/2024	826,000	678,293
Teck Resources, Ltd.
2.50%, 02/01/2018	270,000	230,175

		3,827,628

Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp.
6.45%, 09/15/2036	320,000	360,002
Kinder Morgan, Inc.
2.00%, 12/01/2017 (F)	224,000	219,348
Marathon Oil Corp.
2.70%, 06/01/2020	264,000	256,274
Petrobras Global Finance BV
2.46%, 01/15/2019 (A) (F)	2,000,000	1,609,400

		2,445,024

Paper & Forest Products - 0.1%
Georgia-Pacific LLC
3.60%, 03/01/2025 (B)	242,000	241,550

Pharmaceuticals - 0.3%
Actavis Funding SCS
1.20%, 09/01/2016 (A)	515,000	514,390
1.42%, 03/12/2018 (A)	212,000	210,763

		725,153

Real Estate Investment Trusts - 0.5%
American Campus Communities Operating Partnership LP
3.35%, 10/01/2020	87,000	87,698
Kimco Realty Corp.
3.40%, 11/01/2022	267,000	267,150
National Retail Properties, Inc.
4.00%, 11/15/2025	67,000	66,675
Ocwen Master Advance Receivables Trust
5.25%, 01/15/2026 (B)	59,000	60,891
Omega Healthcare Investors, Inc.
4.50%, 04/01/2027 (B)	195,000	185,978
WEA Finance LLC / Westfield UK & Europe Finance PLC
3.25%, 10/05/2020 (B)	466,000	470,419

		1,138,811

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.1%
Prologis, LP
3.75%, 11/01/2025	$ 119,000	$ 118,019

Specialty Retail - 0.1%
Home Depot, Inc.
0.71%, 09/15/2017 (A)	250,000	250,788

Total Corporate Debt Securities (Cost $42,597,329)		38,770,995

FOREIGN GOVERNMENT OBLIGATIONS - 21.2%
Australia Government Bond
3.00%, 09/20/2025 (G)	AUD 1,700,000	1,738,698
Canadian Government Bond
1.50%, 12/01/2044	CAD 991,089	885,265
4.25%, 12/01/2021	6,619,579	6,459,051
Deutsche Bundesrepublik Inflation-Linked Bond
1.50%, 04/15/2016 (G)	EUR 2,318,920	2,552,803
France Government Bond OAT
0.10%, 03/01/2025 (G)	2,210,428	2,552,184
2.25%, 07/25/2020 (G)	1,826,025	2,319,468
Italy Buoni Poliennali del Tesoro
1.25%, 09/15/2032 (G)	996,540	1,153,860
2.10%, 09/15/2021 (G)	3,253,298	4,014,445
Japanese Government CPI-Linked Bond
0.10%, 03/10/2024	JPY 51,400,000	450,447
Mexican Udibonos Series S
4.50%, 12/04/2025	MXN 37,299,794	2,565,475
New Zealand Government Bond
2.00%, 09/20/2025 (G)	NZD 2,000,000	1,396,944
Spain Government Inflation-Linked Bond
0.55%, 11/30/2019 (G)	EUR 1,997,920	2,261,386
1.80%, 11/30/2024 (G)	2,227,681	2,704,509
U.K. Gilt Inflation-Linked
0.13%, 03/22/2029 - 03/22/2044 (G)	GBP 10,799,403	19,004,271

Total Foreign Government Obligations (Cost $53,742,408)		50,058,806

MORTGAGE-BACKED SECURITIES - 1.9%
GS Mortgage Securities Trust Series 2014-GSFL, Class B
1.95%, 07/15/2031 (A) (B)	$ 3,000,000	2,985,327
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class B
1.70%, 12/15/2028 (A) (B)	1,500,000	1,499,689

Total Mortgage-Backed Securities (Cost $4,501,250)		4,485,016

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1.85%, 04/25/2024	3,000,000	2,962,292
2.40%, 02/25/2024 (A)	1,500,000	1,508,897

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Connecticut Avenue Securities
2.20%, 10/25/2023 (A)	$ 618,826	$ 623,987

Total U.S. Government Agency Obligations (Cost $5,166,503)		5,095,176

U.S. GOVERNMENT OBLIGATIONS - 56.1%
U.S. Treasury Floating Rate Note
0.09%, 04/30/2017 (A)	2,000,000	1,998,900
0.10%, 01/31/2017 (A)	1,000,000	999,838
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2045	7,451,135	6,608,710
1.38%, 02/15/2044	977,606	1,012,955
1.75%, 01/15/2028	819,086	909,292
2.38%, 01/15/2025	6,536,741	7,517,932
3.38%, 04/15/2032	5,437,895	7,500,472
3.88%, 04/15/2029	7,321,187	10,133,174
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 07/15/2022	67,837,833	67,219,013
0.25%, 01/15/2025	4,024,880	3,867,133
0.38%, 07/15/2023 - 07/15/2025	2,505,347	2,448,561
0.63%, 07/15/2021 - 01/15/2024	2,965,962	2,979,606
1.13%, 01/15/2021	12,725,126	13,225,682
1.25%, 07/15/2020	3,928,652	4,116,080
1.38%, 07/15/2018	1,591,502	1,655,806
U.S. Treasury Note
2.00%, 08/15/2025	200,000	197,340

Total U.S. Government Obligations (Cost $134,847,640)		132,390,494

	Shares	Value
PREFERRED STOCKS - 0.5%
Banks - 0.0% (H)
HSBC USA, Inc. Series F, 3.50% (A)	5,000	109,600

Capital Markets - 0.1%
UBS Preferred Funding Trust IV Series D, 0.90% (A)	14,000	257,600

Consumer Finance - 0.3%
Navient Corp.
2.17% (A)	8,200	192,864
2.22% (A)	19,249	422,130

		614,994

	Shares	Value
PREFERRED STOCKS (continued)
Insurance - 0.1%
Prudential Financial, Inc.
2.57% (A)	4,655	$ 118,982

Total Preferred Stocks (Cost $1,179,477)		1,101,176

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill
0.00% (H), 12/31/2015 (I) (J)	$ 10,000	9,999
0.01%, 11/27/2015 (I) (J)	163,000	162,998

Total Short-Term U.S. Government Obligations (Cost $172,999)		172,997

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (J)	2,971,923	2,971,923

Total Securities Lending Collateral (Cost $2,971,923)		2,971,923

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.01% (J), dated 10/30/2015, to be repurchased at $1,576,619 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $1,610,981.	$ 1,576,617	1,576,617

Total Repurchase Agreement (Cost $1,576,617)		1,576,617

Total Investments (Cost $248,227,016) (K)		238,064,576
Net Other Assets (Liabilities) - (0.9)%		(2,116,934)

Net Assets - 100.0%		$ 235,947,642

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(130)	12/31/2015	$—	$(31,868)
10-Year U.S. Treasury Note	Short	(40)	12/21/2015	—	(11,368)

Total				$—	$(43,236)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	11/05/2015	CAD	600,000	USD	460,662	$—	$(1,824)
GSC	11/05/2015	USD	455,478	CAD	600,000	—	(3,361)
GSC	12/09/2015	USD	1,194,264	EUR	1,068,623	18,444	—
GSC	12/15/2015	USD	2,264,837	EUR	2,000,000	63,877	—
GSC	12/16/2015	USD	2,442,164	EUR	2,167,386	56,938	—
GSC	01/13/2016	USD	4,584,118	EUR	4,000,000	179,287	—
JPM	11/24/2015	USD	667,274	EUR	600,000	7,288	—
JPM	12/15/2015	USD	2,692,841	EUR	2,378,206	75,672	—
JPM	12/16/2015	USD	1,686,674	EUR	1,497,649	38,500	—
JPM	01/07/2016	USD	1,120,937	EUR	995,210	25,145	—

Total						$465,151	$(5,185)

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$1,441,376	$—	$1,441,376
Corporate Debt Securities	—	38,770,995	—	38,770,995
Foreign Government Obligations	—	50,058,806	—	50,058,806
Mortgage-Backed Securities	—	4,485,016	—	4,485,016
U.S. Government Agency Obligations	—	5,095,176	—	5,095,176
U.S. Government Obligations	—	132,390,494	—	132,390,494
Preferred Stocks	1,101,176	—	—	1,101,176
Short-Term U.S. Government Obligations	—	172,997	—	172,997
Securities Lending Collateral	2,971,923	—	—	2,971,923
Repurchase Agreement	—	1,576,617	—	1,576,617

Total Investments	$4,073,099	$233,991,477	$—	$238,064,576

Other Financial Instruments
Forward Foreign Currency Contracts (M)	$—	$465,151	$—	$465,151

Total Other Financial Instruments	$—	$465,151	$—	$465,151

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(43,236)	$—	$—	$(43,236)
Forward Foreign Currency Contracts (M)	—	(5,185)	—	(5,185)

Total Other Financial Instruments	$(43,236)	$(5,185)	$—	$(48,421)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $9,201,176, representing 3.9% of the Fund’s net assets.
(C)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2015; the maturity date disclosed is the ultimate maturity date.
(D)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $399,960, representing 0.2% of the Fund’s net assets.
(F)	All or a portion of the security is on loan. The total value of all securities on loan is $2,910,930. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $40,675,310, representing 17.2% of the Fund’s net assets.
(H)	Percentage rounds to less than 0.01% or (0.01)%.
(I)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $172,997.
(J)	Rate disclosed reflects the yield at October 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $248,907,723. Aggregate gross unrealized appreciation and depreciation for all securities is $459,965 and $11,303,112, respectively. Net unrealized depreciation for tax purposes is $10,843,147.
(L)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 94.5%
Australia - 3.6%
APA Group	1,032,166	$ 6,771,545
Asciano, Ltd.	2,729,933	15,963,063
BHP Billiton PLC, ADR (A)	353,669	11,405,825
Challenger, Ltd.	4,191,084	24,596,686
South32, Ltd. (B)	10,749,100	11,229,493

		69,966,612

Belgium - 1.1%
Groupe Bruxelles Lambert SA	250,620	20,369,179

Canada - 0.9%
Fairfax Financial Holdings, Ltd.	36,531	17,989,478

Denmark - 1.2%
Carlsberg A/S, Class B	290,376	23,804,294

France - 8.7%
Arkema SA	229,394	16,802,585
Bollore SA	2,760,500	13,666,202
Cie Generale des Etablissements Michelin, Class B	137,491	13,697,997
Engie SA (A)	1,551,700	27,224,453
Rexel SA	1,415,700	19,350,713
Sanofi	356,800	36,037,828
Total SA	342,000	16,602,069
Veolia Environnement SA	1,087,386	25,319,887

		168,701,734

Germany - 7.2%
Allianz SE, Class A	103,500	18,136,230
Bayer AG	172,165	22,974,139
Merck KGaA	132,300	12,923,320
Metro AG	652,700	20,118,301
SAP SE	72,300	5,714,799
Siemens AG, Class A	236,100	23,755,911
Talanx AG (B)	452,151	14,503,557
TUI AG	1,099,100	20,425,774

		138,552,031

Hong Kong - 3.8%
Cheung Kong Property Holdings, Ltd.	1,895,900	13,355,887
CK Hutchison Holdings, Ltd.	1,578,200	21,767,293
First Pacific Co., Ltd.	9,941,012	6,823,495
Guangdong Investment, Ltd.	13,874,100	19,583,343
Noble Group, Ltd. (A)	30,946,000	11,155,493

		72,685,511

Ireland - 2.8%
DCC PLC	207,400	16,641,826
Ryanair Holdings PLC, ADR	190,613	14,903,992
Smurfit Kappa Group PLC, Class B	795,900	22,694,239

		54,240,057

Israel - 1.8%
Teva Pharmaceutical Industries, Ltd., ADR	580,900	34,383,471

Italy - 4.2%
Azimut Holding SpA	722,786	17,398,431
Davide Campari (C)	981,841	8,410,721
Davide Campari-Milano SpA	175,500	1,503,381
Eni SpA, Class B	1,180,200	19,285,417
Mediobanca SpA	1,795,989	18,070,883
Prysmian SpA	738,349	15,954,340

		80,623,173

	Shares	Value
COMMON STOCKS (continued)
Japan - 23.8%
Aisin Seiki Co., Ltd.	453,500	$ 18,170,817
Coca-Cola East Japan Co., Ltd. (A)	960,300	13,560,547
Daiichi Sankyo Co., Ltd. (A)	975,100	19,268,467
Daiwa Securities Group, Inc.	3,909,500	26,958,606
Denka Co., Ltd.	3,385,300	15,850,622
Electric Power Development Co., Ltd.	309,500	10,272,209
FANUC Corp.	107,800	19,256,062
FUJIFILM Holdings Corp.	540,200	21,720,812
Hitachi, Ltd.	4,285,200	24,961,192
Japan Airlines Co., Ltd.	606,300	23,011,967
Komatsu, Ltd.	665,800	11,046,089
Kuraray Co., Ltd. (A)	1,482,600	18,429,601
Mitsubishi Corp.	721,500	13,228,795
Mitsubishi Heavy Industries, Ltd.	2,952,800	15,027,053
MS&AD Insurance Group Holdings, Inc.	866,000	25,778,338
NEC Corp.	8,240,800	25,609,514
Nippon Telegraph & Telephone Corp.	468,200	17,405,695
Nitori Holdings Co., Ltd.	175,100	13,770,606
ORIX Corp.	1,842,900	27,207,478
Resona Holdings, Inc.	4,086,800	21,797,170
SoftBank Group Corp.	462,300	26,040,052
Sony Corp.	735,400	21,208,188
Sumitomo Mitsui Financial Group, Inc.	710,300	28,607,425

		458,187,305

Korea, Republic of - 2.0%
Samsung Electronics Co., Ltd.	16,100	19,375,641
SK Telecom Co., Ltd.	88,050	18,613,263

		37,988,904

Macau - 0.5%
MGM China Holdings, Ltd.	6,113,400	8,976,143

Mexico - 0.5%
Grupo Televisa SAB, ADR	345,671	10,072,853

Netherlands - 4.9%
Akzo Nobel NV (A)	257,300	18,235,485
Boskalis Westminster	336,200	16,353,787
Delta Lloyd NV	586,279	4,628,959
Heineken Holding NV, Class A	323,400	25,935,871
Koninklijke Philips NV	1,106,356	29,916,310

		95,070,412

Singapore - 0.7%
DBS Group Holdings, Ltd.	803,300	9,902,913
SIA Engineering Co., Ltd. (A)	1,027,900	2,927,633

		12,830,546

Spain - 1.0%
Aena SA (B) (D)	115,000	12,835,668
Amadeus IT Holding SA, Class A	173,147	7,379,949

		20,215,617

Sweden - 3.4%
Investor AB, Class B	706,100	26,232,203
Svenska Cellulosa AB SCA, Class B	348,780	10,287,593
Telefonaktiebolaget LM Ericsson, Class B	2,964,200	28,918,432

		65,438,228

Switzerland - 4.8%
GAM Holding AG (B)	893,100	16,353,999
Nestle SA	317,362	24,272,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Novartis AG	287,600	$ 26,142,809
UBS Group AG	1,323,800	26,490,732

		93,260,459

United Kingdom - 16.4%
Admiral Group PLC	394,100	9,799,689
Aviva PLC	2,740,426	20,531,744
Barclays PLC	6,376,700	22,806,334
GKN PLC	4,184,100	18,524,990
HSBC Holdings PLC	2,903,400	22,869,529
IG Group Holdings PLC	1,337,249	15,574,648
Imperial Tobacco Group PLC	433,300	23,372,444
Inchcape PLC	1,489,700	18,360,681
Johnson Matthey PLC	384,091	15,306,158
Kingfisher PLC	3,982,100	21,676,112
National Grid PLC, Class B	1,984,700	28,295,293
Rexam PLC	1,724,519	14,355,993
Sky PLC	1,348,100	22,777,401
UBM PLC	1,976,380	15,599,544
Unilever PLC	616,400	27,490,495
Vodafone Group PLC	6,004,120	19,830,867

		317,171,922

United States - 1.2%
Flextronics International, Ltd. (B)	1,993,697	22,708,209

Total Common Stocks (Cost $1,825,096,960)		1,823,236,138

PREFERRED STOCKS - 1.2%
Germany - 0.3%
Porsche Automobil Holding SE 4.97% (E)	155,040	7,262,865

	Shares	Value
PREFERRED STOCKS (continued)
Korea, Republic of - 0.9%
Hyundai Motor Co. 3.45% (E)	175,530	$ 16,936,362

Total Preferred Stocks (Cost $31,315,628)		24,199,227

SECURITIES LENDING COLLATERAL - 1.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (E)	22,923,351	22,923,351

Total Securities Lending Collateral (Cost $22,923,351)		22,923,351

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
State Street Bank & Trust Co. 0.01% (E), dated 10/30/2015, to be repurchased at $71,053,462 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 2.07% - 2.17%, due 11/07/2022, and with a total value of $72,477,462.	$ 71,053,403	71,053,403

Total Repurchase Agreement (Cost $71,053,403)		71,053,403

Total Investments (Cost $1,950,389,342) (F)		1,941,412,119
Net Other Assets (Liabilities) - (0.6)%		(12,427,843)

Net Assets - 100.0%		$ 1,928,984,276

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.8%	$151,730,034
Diversified Financial Services	6.2	120,803,689
Insurance	5.7	111,367,995
Banks	5.5	105,983,371
Capital Markets	5.4	105,272,651
Industrial Conglomerates	4.7	92,081,340
Chemicals	4.4	84,624,451
Multi-Utilities	4.2	80,839,633
Beverages	3.8	73,214,814
Technology Hardware, Storage & Peripherals	3.4	66,705,967
Wireless Telecommunication Services	3.3	64,484,182
Auto Components	2.6	50,393,804
Media	2.5	48,449,798
Electronic Equipment, Instruments & Components	2.5	47,669,401
Machinery	2.3	45,329,204
Trading Companies & Distributors	2.3	43,735,001
Airlines	2.0	37,915,959
Containers & Packaging	1.9	37,050,232
Oil, Gas & Consumable Fuels	1.9	35,887,486
Specialty Retail	1.8	35,446,718
Hotels, Restaurants & Leisure	1.5	29,401,917

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Communications Equipment	1.5%	$28,918,432
Personal Products	1.4	27,490,495
Food Products	1.3	24,272,919
Automobiles	1.3	24,199,227
Tobacco	1.2	23,372,444
Metals & Mining	1.2	22,635,318
Household Durables	1.1	21,208,188
Food & Staples Retailing	1.0	20,118,301
Water Utilities	1.0	19,583,343
Distributors	0.9	18,360,681
Diversified Telecommunication Services	0.9	17,405,695
Construction & Engineering	0.8	16,353,787
Road & Rail	0.8	15,963,063
Electrical Equipment	0.8	15,954,340
Transportation Infrastructure	0.8	15,763,301
Air Freight & Logistics	0.7	13,666,202
Real Estate Management & Development	0.7	13,355,887
Household Products	0.5	10,287,593
Independent Power and Renewable Electricity Producers	0.5	10,272,209
IT Services	0.4	7,379,949
Gas Utilities	0.4	6,771,545
Software	0.3	5,714,799

Investments, at Value	95.2	1,847,435,365
Short-Term Investments	4.8	93,976,754

Total Investments	100.0%	$1,941,412,119

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$111,463,828	$1,711,772,310	$—	$1,823,236,138
Preferred Stocks	—	24,199,227	—	24,199,227
Securities Lending Collateral	22,923,351	—	—	22,923,351
Repurchase Agreement	—	71,053,403	—	71,053,403

Total Investments	$134,387,179	$1,807,024,940	$—	$1,941,412,119

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $21,346,013. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $8,410,721, representing 0.4% of the Fund’s net assets.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $12,835,668, representing 0.7% of the Fund’s net assets.
(E)	Rate disclosed reflects the yield at October 31, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Aggregate cost for federal income tax purposes is $1,964,182,670. Aggregate gross unrealized appreciation and depreciation for all securities is $130,628,856 and $153,399,407, respectively. Net unrealized depreciation for tax purposes is $22,770,551.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 97.2%
Australia - 2.4%
APA Group	1,365,500	$ 8,958,389
Bentham IMF, Ltd. (A)	2,801,600	2,876,862
FlexiGroup, Ltd. (A)	2,606,100	5,686,734
Senex Energy, Ltd. (A) (B)	12,625,600	1,665,613
STW Communications Group, Ltd. (A)	8,228,758	4,371,605

		23,559,203

Belgium - 2.2%
Barco NV	139,170	9,145,571
D’ieteren SA	360,651	12,207,040

		21,352,611

Canada - 0.3%
Newalta Corp.	503,800	2,874,234

Denmark - 1.3%
Bavarian Nordic A/S (B)	98,343	3,943,957
Schouw & Co.	163,300	8,547,406

		12,491,363

Finland - 3.2%
Kesko OYJ, Class B	271,300	8,663,652
Nokian Renkaat OYJ	228,000	8,607,227
Ramirent OYJ	956,581	7,447,485
Tieto OYJ	254,700	6,534,288

		31,252,652

France - 1.9%
Rothschild & Co.	358,847	10,303,168
Sopra Steria Group	71,900	8,183,213

		18,486,381

Georgia - 0.4%
Bank of Georgia Holdings PLC	123,300	3,801,584

Germany - 6.7%
Bertrandt AG	44,468	5,217,550
Gerresheimer AG	224,300	17,504,862
Patrizia Immobilien AG	188,039	5,172,530
Rhoen-Klinikum AG (A)	336,056	10,029,426
SAF-Holland SA	994,500	14,523,038
Stroeer SE	172,380	10,878,718
Tom Tailor Holding AG (B)	153,606	1,019,389

		64,345,513

Hong Kong - 4.4%
AMVIG Holdings, Ltd.	4,638,000	2,154,259
First Pacific Co., Ltd.	17,088,150	11,729,280
Kerry Logistics Network, Ltd.	6,390,800	9,531,862
Midland Holdings, Ltd. (B)	8,912,000	3,909,478
Newocean Energy Holdings, Ltd.	10,279,120	4,217,428
Pacific Textiles Holdings, Ltd.	4,952,000	7,066,436
Shun Tak Holdings, Ltd.	8,706,000	3,470,898

		42,079,641

Ireland - 1.4%
Smurfit Kappa Group PLC, Class B	466,211	13,293,509

Italy - 4.4%
ASTM SpA	710,800	9,535,904
Danieli & C Officine Meccaniche SpA, Class B	526,500	7,966,571
Davide Campari (B) (C)	1,158,000	9,919,747
Davide Campari-Milano SpA	169,900	1,455,410

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Prysmian SpA	620,700	$ 13,412,165

		42,289,797

Japan - 28.9%
Aida Engineering, Ltd. (A)	1,076,500	10,348,388
Air Water, Inc.	619,500	10,221,468
Avex Group Holdings, Inc. (A)	657,600	7,792,890
Chugoku Marine Paints, Ltd.	1,114,000	8,031,657
Coca-Cola East Japan Co., Ltd. (A)	574,100	8,106,956
Daiichikosho Co., Ltd.	237,800	7,961,482
Denka Co., Ltd. (A)	4,786,700	22,412,244
Dynam Japan Holdings Co., Ltd.	5,819,900	7,163,555
Electric Power Development Co., Ltd.	231,400	7,680,094
Hakuhodo DY Holdings, Inc.	486,400	5,159,460
Hikari Tsushin, Inc.	301,100	23,080,923
HIS Co., Ltd.	272,400	9,232,750
Hoshizaki Electric Co., Ltd.	125,800	9,184,536
Kaken Pharmaceutical Co., Ltd.	161,400	11,235,270
Kintetsu World Express, Inc.	682,900	12,937,013
Kumiai Chemical Industry Co., Ltd. (A)	1,172,000	9,498,765
Miraca Holdings, Inc.	196,600	8,814,171
Nakanishi, Inc. (A)	269,200	9,202,370
Rohto Pharmaceutical Co., Ltd.	819,700	13,612,984
Ryohin Keikaku Co., Ltd. (A)	39,800	8,057,628
Sanwa Holdings Corp.	2,197,300	17,844,982
SKY Perfect JSAT Holdings, Inc.	2,802,700	14,864,739
Sogo Medical Co., Ltd.	276,300	10,292,272
Toho Holdings Co., Ltd. (A)	187,500	4,184,449
Token Corp. (A)	114,200	9,104,202
Welcia Holdings Co., Ltd.	259,500	12,881,454

		278,906,702

Korea, Republic of - 1.9%
Eugene Technology Co., Ltd.	356,268	3,625,024
Interpark Holdings Corp.	910,100	9,340,090
Value Added Technologies Co., Ltd.	163,800	5,596,255

		18,561,369

Mexico - 0.6%
Credito Real SAB de CV SOFOM ENR	2,393,278	5,650,743

Netherlands - 5.3%
BinckBank NV	1,175,900	10,373,078
Boskalis Westminster	283,100	13,770,842
Delta Lloyd NV	781,800	6,172,694
Koninklijke Ten Cate NV	775,361	20,991,651

		51,308,265

New Zealand - 1.0%
Air New Zealand, Ltd.	4,756,522	9,372,755

Norway - 0.5%
ABG Sundal Collier Holding ASA	7,069,771	5,325,158

Philippines - 0.4%
Alliance Global Group, Inc.	11,035,400	4,299,139

Portugal - 1.1%
CTT-Correios de Portugal SA (A)	922,800	10,487,517

Singapore - 1.7%
ARA Asset Management, Ltd.	7,138,000	7,184,367
CWT, Ltd. (A)	6,208,300	8,863,302

		16,047,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Spain - 0.9%
Cia de Distribucion Integral Logista Holdings SA	427,800	$ 8,550,073

Sweden - 2.3%
Cloetta AB, Class B (B)	4,329,300	12,921,695
Dios Fastigheter AB	1,292,954	9,496,388

		22,418,083

Switzerland - 3.2%
GAM Holding AG (B)	1,142,590	20,922,534
Gategroup Holding AG, Class A (B)	145,100	5,446,113
Swissquote Group Holding SA (A)	199,876	4,812,635

		31,181,282

United Kingdom - 20.1%
Berendsen PLC	324,251	5,123,617
Cineworld Group PLC	924,469	7,866,887
IG Group Holdings PLC	1,392,800	16,221,639
Inchcape PLC	1,301,300	16,038,635
Inmarsat PLC	833,800	12,661,047
Intermediate Capital Group PLC	1,061,771	9,264,432
International Personal Finance PLC	1,881,500	10,734,821
Ithaca Energy, Inc. (A) (B)	5,251,200	3,614,316
Lancashire Holdings, Ltd. (A)	1,500,100	16,476,941
Northgate PLC	1,625,906	10,161,333
Pendragon PLC	14,851,100	10,245,264
Rentokil Initial PLC	1,563,171	3,723,115
Rexam PLC	2,284,148	19,014,701
Savills PLC	1,046,100	14,772,030
Stock Spirits Group PLC	3,470,500	10,191,979
Thomas Cook Group PLC (B)	4,282,300	8,113,355
UBM PLC	2,586,060	20,411,742

		194,635,854

United States - 0.7%
Eros International PLC (A) (B)	573,792	6,409,257

Total Common Stocks (Cost $946,768,984)		938,980,354

	Shares	Value
PREFERRED STOCK - 1.0%
Germany - 1.0%
Sartorius AG 0.50% (D)	42,050	$ 9,516,253

Total Preferred Stock (Cost $4,617,412)		9,516,253

RIGHT - 0.0% (E)
Australia - 0.0% (E)
Flexigroup, Ltd. Exercise Price AUD 2.20 Expiration Date 11/16/2015 (B)	584,327	358,348

Total Right (Cost $0)		358,348

SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (D)	35,668,043	35,668,043

Total Securities Lending Collateral (Cost $35,668,043)		35,668,043

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.01% (D), dated 10/30/2015, to be repurchased at $15,350,210 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $15,659,784.	$ 15,350,197	15,350,197

Total Repurchase Agreement (Cost $15,350,197)		15,350,197

Total Investments (Cost $1,002,404,636) (F)		999,873,195
Net Other Assets (Liabilities) - (3.5)%		(33,606,854)

Net Assets - 100.0%		$ 966,266,341

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Media	8.6%	$85,716,780
Chemicals	7.1	71,155,785
Capital Markets	6.8	68,185,372
Air Freight & Logistics	5.0	50,369,767
Containers & Packaging	3.4	34,462,469
Specialty Retail	3.4	34,345,576
Real Estate Management & Development	3.3	33,350,426
Food & Staples Retailing	3.2	31,837,378
Diversified Financial Services	3.1	30,827,781
Beverages	3.0	29,674,092
Distributors	2.8	28,245,675
Machinery	2.8	27,499,495
Pharmaceuticals	2.5	24,848,254
Hotels, Restaurants & Leisure	2.5	24,509,660
Health Care Equipment & Supplies	2.4	24,314,878

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Auto Components	2.3%	$23,130,265
Health Care Providers & Services	2.3	23,028,046
Insurance	2.3	22,649,635
Consumer Finance	2.2	22,430,646
Food Products	2.1	21,469,101
Building Products	1.8	17,844,982
Life Sciences Tools & Services	1.8	17,504,862
IT Services	1.5	14,717,501
Commercial Services & Supplies	1.4	14,292,845
Construction & Engineering	1.4	13,770,842
Electrical Equipment	1.3	13,412,165
Diversified Telecommunication Services	1.3	12,661,047
Road & Rail	1.0	10,161,333
Transportation Infrastructure	1.0	9,535,904
Oil, Gas & Consumable Fuels	1.0	9,497,357
Airlines	0.9	9,372,755
Internet & Catalog Retail	0.9	9,340,090
Electronic Equipment, Instruments & Components	0.9	9,145,571
Household Durables	0.9	9,104,202
Gas Utilities	0.9	8,958,389
Multiline Retail	0.8	8,057,628
Industrial Conglomerates	0.8	7,770,037
Independent Power and Renewable Electricity Producers	0.8	7,680,094
Trading Companies & Distributors	0.7	7,447,485
Textiles, Apparel & Luxury Goods	0.7	7,066,436
Professional Services	0.5	5,217,550
Biotechnology	0.4	3,943,957
Banks	0.4	3,801,584
Semiconductors & Semiconductor Equipment	0.4	3,625,024
Energy Equipment & Services	0.3	2,874,234

Investments, at Value	94.9	948,854,955
Short-Term Investments	5.1	51,018,240

Total Investments	100.0%	$999,873,195

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$18,548,550	$920,431,804	$—	$938,980,354
Preferred Stock	—	9,516,253	—	9,516,253
Right	—	358,348	—	358,348
Securities Lending Collateral	35,668,043	—	—	35,668,043
Repurchase Agreement	—	15,350,197	—	15,350,197

Total Investments	$54,216,593	$945,656,602	$—	$999,873,195

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $33,900,809. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $9,919,747, representing 1.0% of the Fund’s net assets.
(D)	Rate disclosed reflects the yield at October 31, 2015.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Aggregate cost for federal income tax purposes is $1,008,034,282. Aggregate gross unrealized appreciation and depreciation for all securities is $98,410,297 and $106,571,384, respectively. Net unrealized depreciation for tax purposes is $8,161,087.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 96.1%
Automobiles - 1.8%
General Motors Co.	957,734	$ 33,434,494

Banks - 11.3%
Citigroup, Inc.	1,675,040	89,061,877
Great Western Bancorp, Inc.	1,541,327	43,557,901
JPMorgan Chase & Co.	1,236,770	79,462,472

		212,082,250

Beverages - 2.7%
Anheuser-Busch InBev SA, ADR (A)	157,130	18,750,323
Cott Corp. (B)	3,072,362	32,106,183

		50,856,506

Biotechnology - 5.8%
AbbVie, Inc., Class G	964,490	57,435,380
Amgen, Inc.	328,180	51,911,512

		109,346,892

Chemicals - 3.7%
Dow Chemical Co.	1,338,425	69,156,420

Consumer Finance - 4.9%
Discover Financial Services	1,645,961	92,535,927

Diversified Telecommunication Services - 2.5%
Verizon Communications, Inc.	993,200	46,561,216

Electrical Equipment - 3.7%
Eaton Corp. PLC	1,230,938	68,821,744

Electronic Equipment, Instruments & Components - 4.6%
Corning, Inc.	4,633,299	86,179,361

Food Products - 9.1%
Pinnacle Foods, Inc.	1,972,022	86,926,730
Tyson Foods, Inc., Class A	1,879,187	83,360,735

		170,287,465

Hotels, Restaurants & Leisure - 4.0%
McDonald’s Corp.	677,114	76,006,047

Independent Power and Renewable Electricity Producers - 0.8%
AES Corp.	1,463,000	16,019,850

Industrial Conglomerates - 2.7%
General Electric Co.	1,724,129	49,861,811

Insurance - 7.4%
ACE, Ltd. (A)	701,505	79,648,878
Allstate Corp.	960,925	59,462,039

		139,110,917

Life Sciences Tools & Services - 2.1%
Affymetrix, Inc. (B) (C)	1,261,652	11,607,198
Bio-Rad Laboratories, Inc., Class A (C)	198,473	27,683,014

		39,290,212

Multiline Retail - 2.5%
Target Corp.	614,018	47,389,909

Oil, Gas & Consumable Fuels - 11.0%
Chevron Corp.	495,255	45,008,774
Hess Corp.	650,000	36,536,500
Occidental Petroleum Corp.	1,125,940	83,927,568
Williams Cos., Inc.	1,042,234	41,105,709

		206,578,551

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 5.7%
Allergan PLC (C)	142,507	$ 43,959,134
Pfizer, Inc.	1,849,035	62,534,364

		106,493,498

Semiconductors & Semiconductor Equipment - 2.4%
Applied Materials, Inc., Class A	2,690,870	45,125,890

Software - 1.7%
VMware, Inc., Class A (C)	522,383	31,421,337

Technology Hardware, Storage & Peripherals - 5.7%
EMC Corp.	4,052,377	106,253,325

Total Common Stocks (Cost $1,692,481,629)		1,802,813,622

SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (D)	7,071,663	7,071,663

Total Securities Lending Collateral (Cost $7,071,663)		7,071,663

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.01% (D), dated 10/30/2015, to be repurchased at $83,062,664 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a total value of $84,724,229.	$ 83,062,595	83,062,595

Total Repurchase Agreement (Cost $83,062,595)		83,062,595

Total Investments (Cost $1,782,615,887) (E)		1,892,947,880
Net Other Assets (Liabilities) - (0.9)%		(16,639,051)

Net Assets - 100.0%		$ 1,876,308,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$1,802,813,622	$—	$—	$1,802,813,622
Securities Lending Collateral	7,071,663	—	—	7,071,663
Repurchase Agreement	—	83,062,595	—	83,062,595

Total Investments	$1,809,885,285	$83,062,595	$—	$1,892,947,880

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $6,926,143. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Illiquid security. Total aggregate value of illiquid securities is $43,713,381, representing 2.3% of the Fund’s net assets.
(C)	Non-income producing security.
(D)	Rate disclosed reflects the yield at October 31, 2015.
(E)	Aggregate cost for federal income tax purposes is $1,787,344,249. Aggregate gross unrealized appreciation and depreciation for all securities is $157,642,759 and $52,039,128, respectively. Net unrealized appreciation for tax purposes is $105,603,631.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 3.0%
Spirit Aerosystems Holdings, Inc., Class A (A)	216,300	$ 11,407,662

Airlines - 1.9%
JetBlue Airways Corp. (A)	291,253	7,234,725

Auto Components - 2.7%
BorgWarner, Inc.	243,890	10,443,370

Banks - 7.9%
CIT Group, Inc.	215,517	9,267,231
Comerica, Inc., Class A	211,943	9,198,326
First Republic Bank, Class A	177,586	11,598,142

		30,063,699

Chemicals - 2.2%
RPM International, Inc.	186,785	8,537,942

Communications Equipment - 2.7%
F5 Networks, Inc., Class B (A)	94,371	10,399,684

Construction Materials - 3.3%
Eagle Materials, Inc.	189,459	12,509,978

Diversified Consumer Services - 2.7%
ServiceMaster Global Holdings, Inc. (A)	283,975	10,123,709

Food & Staples Retailing - 2.9%
Rite Aid Corp. (A)	1,412,099	11,127,340

Food Products - 2.4%
WhiteWave Foods Co., Class A (A)	225,250	9,230,745

Health Care Equipment & Supplies - 4.9%
Align Technology, Inc. (A) (B)	159,751	10,457,301
Boston Scientific Corp. (A)	453,148	8,283,545

		18,740,846

Health Care Providers & Services - 8.2%
Cardinal Health, Inc.	122,456	10,065,883
Laboratory Corp. of America Holdings (A)	81,286	9,977,044
Universal Health Services, Inc., Class B	91,810	11,209,083

		31,252,010

Hotels, Restaurants & Leisure - 2.7%
Wyndham Worldwide Corp.	125,106	10,177,373

Household Durables - 3.9%
Mohawk Industries, Inc. (A)	46,473	9,085,471
Whirlpool Corp.	36,434	5,834,541

		14,920,012

Insurance - 2.9%
Hartford Financial Services Group, Inc.	235,295	10,884,747

Internet Software & Services - 3.3%
IAC/InterActiveCorp	186,603	12,504,267

IT Services - 3.2%
Sabre Corp.	416,027	12,197,912

Life Sciences Tools & Services - 1.8%
Bio-Techne Corp.	80,105	7,065,261

Machinery - 1.6%
WABCO Holdings, Inc. (A)	53,173	5,967,606

Media - 2.4%
Starz, Class A (A)	274,448	9,196,752

Oil, Gas & Consumable Fuels - 3.4%
EQT Corp.	194,890	12,876,382

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 2.6%
Mylan NV (A)	228,688	$ 10,082,854

Professional Services - 4.0%
Equifax, Inc.	141,691	15,100,010

Semiconductors & Semiconductor Equipment - 5.1%
Broadcom Corp., Class A	247,905	12,742,317
NXP Semiconductors NV (A)	83,843	6,569,099

		19,311,416

Software - 2.5%
Fortinet, Inc. (A)	275,572	9,468,654

Specialty Retail - 8.8%
Foot Locker, Inc. (B)	166,128	11,255,172
Signet Jewelers, Ltd.	85,745	12,942,350
Ulta Salon Cosmetics & Fragrance, Inc. (A)	54,688	9,513,525

		33,711,047

Textiles, Apparel & Luxury Goods - 2.9%
Gildan Activewear, Inc., Class A (B)	387,569	11,134,857

Trading Companies & Distributors - 3.6%
Air Lease Corp., Class A (B)	404,393	13,632,088

Total Common Stocks (Cost $388,314,339)		379,302,948

SECURITIES LENDING COLLATERAL - 7.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	27,624,102	27,624,102

Total Securities Lending Collateral (Cost $27,624,102)		27,624,102

	Principal	Value
REPURCHASE AGREEMENT - 0.0% (D)
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $190,542 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $195,559.	$ 190,542	190,542

Total Repurchase Agreement (Cost $190,542)		190,542

Total Investments (Cost $416,128,983) (E)		407,117,592
Net Other Assets (Liabilities) - (6.7)%		(25,698,233)

Net Assets - 100.0%		$ 381,419,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$379,302,948	$—	$—	$379,302,948
Securities Lending Collateral	27,624,102	—	—	27,624,102
Repurchase Agreement	—	190,542	—	190,542

Total Investments	$406,927,050	$190,542	$—	$407,117,592

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $27,002,921. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Aggregate cost for federal income tax purposes is $416,128,983. Aggregate gross unrealized appreciation and depreciation for all securities is $15,897,493 and $24,908,884, respectively. Net unrealized depreciation for tax purposes is $9,011,391.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 95.2%
Aerospace & Defense - 1.3%
BWX Technologies, Inc.	282,700	$ 8,000,410

Airlines - 1.7%
Alaska Air Group, Inc.	58,300	4,445,375
Copa Holdings SA, Class A (A)	128,900	6,512,028

		10,957,403

Banks - 2.6%
CIT Group, Inc.	239,300	10,289,900
First Republic Bank, Class A	96,300	6,289,353

		16,579,253

Commercial Services & Supplies - 1.9%
ADT Corp. (A)	354,900	11,725,896

Communications Equipment - 2.6%
ARRIS Group, Inc. (B)	276,500	7,813,890
EchoStar Corp., Class A (B)	195,300	8,755,299

		16,569,189

Consumer Finance - 1.2%
Navient Corp.	589,600	7,776,824

Containers & Packaging - 3.0%
Bemis Co., Inc.	223,200	10,218,096
Rexam, PLC, ADR (A)	208,866	8,688,826

		18,906,922

Diversified Consumer Services - 1.7%
H&R Block, Inc.	290,000	10,805,400

Electric Utilities - 5.7%
PPL Corp.	514,950	17,714,280
Westar Energy, Inc., Class A	186,600	7,408,020
Xcel Energy, Inc.	308,300	10,984,729

		36,107,029

Electrical Equipment - 0.4%
Babcock & Wilcox Enterprises, Inc. (B)	134,150	2,277,867

Energy Equipment & Services - 0.9%
Nabors Industries, Ltd.	583,279	5,856,121

Food & Staples Retailing - 1.9%
Sysco Corp.	193,100	7,965,375
Whole Foods Market, Inc.	132,700	3,975,692

		11,941,067

Food Products - 3.1%
ConAgra Foods, Inc.	148,400	6,017,620
Kellogg Co.	152,000	10,719,040
McCormick & Co., Inc. (A)	36,700	3,082,066

		19,818,726

Health Care Equipment & Supplies - 0.5%
Sirona Dental Systems, Inc. (B)	31,900	3,481,247

Health Care Providers & Services - 3.9%
Cardinal Health, Inc.	76,000	6,247,200
Laboratory Corp. of America Holdings (B)	110,800	13,599,592
MEDNAX, Inc. (B)	65,200	4,594,644

		24,441,436

Independent Power and Renewable Electricity Producers - 1.2%
Talen Energy Corp. (B)	883,705	7,670,559

Insurance - 12.8%
Alleghany Corp. (B)	27,700	13,746,679
Allstate Corp.	248,800	15,395,744

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Assured Guaranty, Ltd.	291,700	$ 8,004,248
Fairfax Financial Holdings, Ltd.	21,900	10,873,350
FNF Group	178,900	6,311,592
Loews Corp.	379,400	13,832,924
Progressive Corp.	393,400	13,033,342

		81,197,879

IT Services - 6.8%
Amdocs, Ltd.	156,700	9,334,619
Computer Sciences Corp.	165,100	10,994,009
DST Systems, Inc.	37,200	4,543,980
Total System Services, Inc.	197,900	10,379,855
Western Union Co. (A)	402,700	7,751,975

		43,004,438

Life Sciences Tools & Services - 1.4%
Bio-Rad Laboratories, Inc., Class A (B)	65,600	9,149,888

Media - 10.7%
AMC Networks, Inc., Class A (B)	94,800	7,004,772
Discovery Communications, Inc., Class C (B)	498,400	13,715,968
Liberty Media Corp., Class C (B)	279,200	10,930,680
Madison Square Garden Co. (B)	43,666	7,794,381
MSG Networks, Inc. (B)	155,100	3,182,652
News Corp., Class B	919,200	14,229,216
Shaw Communications, Inc., Class B (A)	531,200	11,022,400

		67,880,069

Multi-Utilities - 8.9%
Alliant Energy Corp.	296,800	17,517,136
CMS Energy Corp.	458,700	16,545,309
SCANA Corp.	166,400	9,854,208
WEC Energy Group, Inc. (A)	239,800	12,364,088

		56,280,741

Oil, Gas & Consumable Fuels - 1.9%
Chesapeake Energy Corp. (A)	484,000	3,450,920
Marathon Petroleum Corp.	62,000	3,211,600
Valero Energy Corp.	77,500	5,108,800

		11,771,320

Real Estate Investment Trusts - 3.6%
Annaly Capital Management, Inc.	1,614,600	16,065,270
Equinix, Inc.	22,707	6,736,713

		22,801,983

Semiconductors & Semiconductor Equipment - 2.3%
Micron Technology, Inc. (B)	374,700	6,205,032
NVIDIA Corp.	289,800	8,221,626

		14,426,658

Software - 3.5%
CA, Inc.	264,600	7,332,066
Citrix Systems, Inc. (B)	85,500	7,019,550
Synopsys, Inc. (B)	156,900	7,841,862

		22,193,478

Specialty Retail - 2.0%
Abercrombie & Fitch Co., Class A (A)	208,800	4,424,472
Bed Bath & Beyond, Inc. (B)	140,600	8,383,978

		12,808,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.1%
NetApp, Inc.	352,200	$ 11,974,800
Western Digital Corp.	114,300	7,637,526

		19,612,326

Textiles, Apparel & Luxury Goods - 2.1%
Fossil Group, Inc. (A) (B)	152,600	8,302,966
Michael Kors Holdings, Ltd. (B)	123,200	4,760,448

		13,063,414

Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp., Class B (A) (B)	431,000	3,012,690

Water Utilities - 2.0%
American Water Works Co., Inc.	225,100	12,911,736

Total Common Stocks (Cost $582,311,074)		603,030,419

SECURITIES LENDING COLLATERAL - 10.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	64,823,138	64,823,138

Total Securities Lending Collateral (Cost $64,823,138)		64,823,138

	Principal	Value
REPURCHASE AGREEMENT - 4.5%

State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $28,570,872 on 11/02/2015. Collateralized by a U.S. Government Agency Obligations, 2.00% - 2.50%, due 11/01/2027 - 12/15/2027, and with a total value of $29,144,011.

	$ 28,570,848	$ 28,570,848

Total Repurchase Agreement (Cost $28,570,848)		28,570,848

Total Investments (Cost $675,705,060) (D)		696,424,405
Net Other Assets (Liabilities) - (9.9)%		(62,902,005)

Net Assets - 100.0%		$ 633,522,400

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$603,030,419	$—	$—	$603,030,419
Securities Lending Collateral	64,823,138	—	—	64,823,138
Repurchase Agreement	—	28,570,848	—	28,570,848

Total Investments	$667,853,557	$28,570,848	$—	$696,424,405

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $63,256,072. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $681,022,382. Aggregate gross unrealized appreciation and depreciation for all securities is $38,767,363 and $23,365,340, respectively. Net unrealized appreciation for tax purposes is $15,402,023.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 56.2%
Independent Power and Renewable Electricity Producers - 2.8%
NRG Yield, Inc., Class C (A)	456,195	$ 6,587,456
TerraForm Power, Inc., Class A (A) (B)	383,500	6,998,875

		13,586,331

Oil, Gas & Consumable Fuels - 48.3%
Cheniere Energy Partners, LP Holdings LLC	117,100	2,304,528
Cheniere Energy, Inc. (B)	112,500	5,571,000
Columbia Pipeline Group, Inc.	892,700	18,541,379
Enbridge Energy Management LLC (A) (B)	786,408	21,366,705
Enbridge, Inc. (A)	381,321	16,278,593
Gibson Energy, Inc.	140,000	1,866,167
Kinder Morgan, Inc.	1,555,692	42,548,176
ONEOK, Inc. (A)	396,500	13,449,280
Phillips 66	100,800	8,976,240
Plains GP Holdings, LP, Class A	1,443,800	22,451,090
SemGroup Corp., Class A	77,100	3,511,905
Spectra Energy Corp.	813,200	23,233,124
Targa Resources Corp. (A)	248,517	14,202,747
Teekay Corp. (A)	260,100	8,357,013
TransCanada Corp. (A)	253,100	8,501,629
Williams Cos., Inc.	701,900	27,682,936

		238,842,512

Real Estate Investment Trusts - 1.4%
InfraREIT, Inc.	286,790	6,848,545

Transportation Infrastructure - 3.7%
Macquarie Infrastructure Corp.	232,400	18,487,420

Total Common Stocks (Cost $359,743,675)		277,764,808

CONVERTIBLE PREFERRED STOCK - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Anadarko Petroleum Corp. 7.50% (A)	165,000	6,637,950

Total Convertible Preferred Stock (Cost $7,631,250)		6,637,950

MASTER LIMITED PARTNERSHIPS - 35.8%
Independent Power and Renewable Electricity Producers - 0.4%
8Point3 Energy Partners, LP	123,500	1,662,310

Oil, Gas & Consumable Fuels - 35.4%
Buckeye Partners, LP	122,700	8,322,741
Capital Product Partners, LP	572,015	4,238,631
Columbia Pipeline Partners, LP	177,100	2,397,934
DCP Midstream Partners, LP	135,000	3,878,550
Dynagas LNG Partners, LP	473,725	6,712,683
Energy Transfer Equity, LP	247,200	5,327,160
Energy Transfer Partners, LP, Class B	188,344	8,317,271
EnLink Midstream Partners, LP	133,700	2,306,325
Enterprise Products Partners, LP	691,691	19,111,422
EQT Midstream Partners, LP	85,900	6,360,036
GasLog Partners, LP	421,300	7,798,263
Golar LNG Partners, LP	265,796	4,725,853
Hoegh LNG Partners, LP	317,350	5,083,947
KNOT Offshore Partners, LP	298,047	4,861,147
Magellan Midstream Partners, LP	118,900	7,587,009
MarkWest Energy Partners, LP	101,287	4,424,216

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels (continued)
Navios Maritime Midstream Partners, LP	192,500	$ 2,669,975
NuStar Energy, LP	35,000	1,772,750
PennTex Midstream Partners, LP	51,800	927,220
Phillips 66 Partners, LP	95,700	5,803,248
Shell Midstream Partners, LP	95,800	3,279,234
Sunoco Logistics Partners, LP	410,560	11,922,663
Tallgrass Energy GP, LP	407,200	9,748,368
Targa Resources Partners, LP	108,106	3,243,180
TC Pipelines, LP	12,000	619,920
Teekay Offshore Partners, LP	395,300	6,075,761
Valero Energy Partners, LP	71,200	3,559,288
VTTI Energy Partners, LP	375,587	7,451,646
Western Gas Partners, LP	252,400	12,902,688
Williams Partners, LP	107,846	3,645,195

		175,074,324

Total Master Limited Partnerships (Cost $220,986,877)		176,736,634

	Principal	Value
CORPORATE DEBT SECURITIES - 1.1%
Energy Equipment & Services - 0.0% (C)
DCP Midstream Operating, LP 5.60%, 04/01/2044	$ 150,000	116,441

Oil, Gas & Consumable Fuels - 1.1%
American Eagle Energy Corp. 11.00%, 09/01/2019 (D) (E) (F)	1,900,000	475,000
American Energy - Woodford LLC / AEW Finance Corp. 12.00%, 12/30/2020 (D) (G)	1,190,000	452,200
Canbriam Energy, Inc. 9.75%, 11/15/2019 (D)	1,480,000	1,468,900
SemGroup Corp. 7.50%, 06/15/2021	2,900,000	2,755,000

		5,151,100

Total Corporate Debt Securities (Cost $7,260,092)		5,267,541

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (H)	40,367,561	40,367,561

Total Securities Lending Collateral (Cost $40,367,561)		40,367,561

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 7.4%

State Street Bank & Trust Co. 0.01% (H), dated 10/30/2015, to be repurchased at $38,820,580 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $37,557,407.

	$ 36,820,550	$ 36,820,550

Total Repurchase Agreement (Cost $36,820,550)		36,820,550

Total Investments (Cost $672,810,005) (I)		543,595,044
Net Other Assets (Liabilities) - (10.0)%		(49,349,299)

Net Assets - 100.0%		$ 494,245,745

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$277,764,808	$—	$—	$277,764,808
Convertible Preferred Stock	6,637,950	—	—	6,637,950
Master Limited Partnerships	176,736,634	—	—	176,736,634
Corporate Debt Securities	—	5,267,541	—	5,267,541
Securities Lending Collateral	40,367,561	—	—	40,367,561
Repurchase Agreement	—	36,820,550	—	36,820,550

Total Investments	$501,506,953	$42,088,091	$—	$543,595,044

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $39,454,667. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $2,396,100, representing 0.5% of the Fund’s net assets.
(E)	Security in default.
(F)	Illiquid security. Total aggregate value of illiquid securities is $475,000, representing 0.1% of the Fund’s net assets.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	Rate disclosed reflects the yield at October 31, 2015.
(I)	Aggregate cost for federal income tax purposes is $665,720,858. Aggregate gross unrealized appreciation and depreciation for all securities is $1,869,964 and $123,995,778, respectively. Net unrealized depreciation for tax purposes is $122,125,814.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
CERTIFICATES OF DEPOSIT - 11.8%
Banks - 11.8%
Bank of Nova Scotia 0.32%, 06/10/2016 (A)	$ 2,250,000	$ 2,250,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.66%, 06/22/2016 (A)	4,500,000	4,500,000
Mizuho Bank, Ltd. 0.39%, 02/04/2016 (A)	3,750,000	3,750,000
Standard Chartered Bank 0.35%, 11/16/2015 (A)	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp. 0.38%, 03/02/2016 (A)	3,500,000	3,500,000
Wells Fargo Bank NA 0.35%, 01/29/2016 (A)	3,500,000	3,500,000

Total Certificates of Deposit (Cost $21,500,000)		21,500,000

CORPORATE DEBT SECURITIES - 3.8%
Banks - 2.2%
Bank of America NA 0.45%, 04/01/2016	4,000,000	4,000,000

Capital Markets - 1.6%
Goldman Sachs Group, Inc. 0.62%, 11/09/2015 (B)	3,000,000	3,000,000

Total Corporate Debt Securities (Cost $7,000,000)		7,000,000

COMMERCIAL PAPER - 71.1%
Automobiles - 2.2%
Toyota Motor Credit Corp. 0.30%, 11/09/2015 (A)	3,250,000	3,250,000
VW Credit, Inc. 0.47%, 11/05/2015 (A)	850,000	849,956

		4,099,956

Banks - 31.9%
ANZ New Zealand International, Ltd. 0.31%, 11/16/2015 (A)	2,500,000	2,500,000
Australia & New Zealand Banking Group, Ltd. 0.35%, 11/24/2015 (A)	3,500,000	3,499,986
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.13%, 11/05/2015 (A)	3,000,000	2,999,957
Barclays Bank PLC 0.24%, 01/29/2016 (A)	7,500,000	7,500,000
Bedford Row Funding Corp. 0.34%, 03/18/2016 (A)	3,500,000	3,500,000
DNB Bank ASA 0.09%, 11/03/2015 (A)	6,000,000	5,999,970
HSBC USA, Inc. 0.45%, 04/19/2016 (A)	1,000,000	997,875
JPMorgan Securities LLC 0.62%, 07/22/2016 (A)	2,000,000	1,990,907
Korea Development Bank
0.13%, 11/05/2015 (A)	3,000,000	2,999,957
0.46%, 12/16/2015 (A)	5,000,000	4,997,125
Natixis 0.10%, 11/06/2015 (A)	7,200,000	7,199,900
Standard Chartered Bank 0.49%, 02/22/2016 (A)	3,000,000	2,995,386

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
Sumitomo Mitsui Banking Corp. 0.30%, 01/04/2016 (A)	$ 4,000,000	$ 3,997,866
US Bank NA 0.10%, 11/02/2015 (A)	7,200,000	7,200,000

		58,378,929

Capital Markets - 5.2%
Cedar Springs Capital Co. LLC
0.52%, 01/05/2016 (A)	3,500,000	3,496,714
0.55%, 02/02/2016 (A)	2,000,000	1,997,158
Credit Suisse 0.54%, 03/16/2016 (A)	4,000,000	3,991,840

		9,485,712

Diversified Financial Services - 26.2%
CAFCO LLC 0.47%, 03/18/2016 (A)	4,000,000	3,992,793
Cancara Asset Securitisation LLC 0.24%, 11/30/2015 (A)	3,500,000	3,499,323
Ciesco LLC 0.50%, 02/16/2016 (A)	2,000,000	1,997,028
Collateralized Commercial Paper II Co. LLC
0.47%, 04/22/2016 (A)	2,500,000	2,494,353
0.53%, 03/07/2016 (A)	4,000,000	3,992,662
Fairway Finance Co. LLC 0.31%, 01/07/2016 (A)	2,750,000	2,750,000
Jupiter Securitization Co. LLC 0.50%, 02/11/2016 (A)	3,500,000	3,495,042
Liberty Street Funding LLC 0.48%, 04/12/2016 (A)	1,000,000	997,827
Mont Blanc Capital Corp.
0.20%, 11/12/2015 (A)	3,000,000	2,999,817
0.32%, 01/05/2016 (A)	3,500,000	3,497,978
Nieuw Amsterdam Receivables Corp. 0.50%, 03/03/2016 (A)	4,000,000	3,993,167
Regency Markets No. 1 LLC 0.18%, 11/16/2015 (A)	3,000,000	2,999,775
Sheffield Receivable 0.38%, 01/06/2016 (A)	4,000,000	3,997,213
South Carolina Fuel Co., Inc. 0.36%, 11/05/2015 (A)	850,000	849,966
Victory Receivables Corp.
0.20%, 11/10/2015 (A)	1,500,000	1,499,925
0.28%, 01/06/2016 (A)	5,000,000	4,997,433

		48,054,302

Electric Utilities - 0.9%
Duke Energy Corp. 0.42%, 11/06/2015 (A)	800,000	799,953
Pacific Gas & Electric Co. 0.34%, 11/04/2015 (A)	850,000	849,976

		1,649,929

Media - 0.5%
Viacom, Inc. 0.38%, 11/06/2015 (A)	850,000	849,955

Multi-Utilities - 0.4%
Dominion Resources, Inc. 0.42%, 11/12/2015 (A)	800,000	799,897

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
COMMERCIAL PAPER (continued)
Oil, Gas & Consumable Fuels - 0.2%
Spectra Energy Capital LLC 0.45%, 11/03/2015 (A)	$ 400,000	$ 399,990

Software - 3.6%
Manhattan Asset Funding Co. LLC
0.18%, 11/19/2015 (A)	3,000,000	2,999,730
0.20%, 11/13/2015 (A)	1,500,000	1,499,900
0.22%, 12/29/2015 (A)	2,000,000	1,999,291

		6,498,921

Total Commercial Paper (Cost $130,217,591)		130,217,591

REPURCHASE AGREEMENTS - 13.2%
Bank of America NA 0.68% (A), dated 09/28/2015, to be repurchased at $3,756,446 on 12/28/2015. Collateralized by an Asset-Backed Security, Zero Coupon, due 08/01/2020, and with a value of $4,012,500. (B)	3,750,000	3,750,000
Barclays Capital, Inc. 0.07% (A), dated 10/30/2015, to be repurchased at $2,900,017 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.80%, due 11/25/2042, and with a value of $2,958,000.	2,900,000	2,900,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Goldman Sachs & Co. 0.07% (A), dated 10/30/2015, to be repurchased at $6,100,036 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2018, and with a value of $6,222,000.

	$ 6,100,000	$ 6,100,000
Jefferies LLC 0.15% (A), dated 10/30/2015, to be repurchased at $11,200,140 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 2.40% - 3.69%, due 05/01/2042 - 07/15/2050, and with a total value of $11,424,001.	11,200,000	11,200,000
State Street Bank & Trust Co. 0.01% (A), dated 10/30/2015, to be repurchased at $296,393 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $306,077.	296,393	296,393

Total Repurchase Agreements (Cost $24,246,393)		24,246,393

Total Investments (Cost $182,963,984) (C)		182,963,984
Net Other Assets (Liabilities) - 0.1%		260,270

Net Assets - 100.0%		$ 183,224,254

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Certificates of Deposit	$—	$21,500,000	$—	$21,500,000
Corporate Debt Securities	—	7,000,000	—	7,000,000
Commercial Paper	—	130,217,591	—	130,217,591
Repurchase Agreements	—	24,246,393	—	24,246,393

Total Investments	$—	$182,963,984	$—	$182,963,984

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2015.
(B)	Illiquid security. Total aggregate value of illiquid securities is $6,750,000, representing 3.7% of the Fund’s net assets.
(C)	Aggregate cost for federal income tax purposes is $182,963,984.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 60.1%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	42,947	$ 4,435,566
L-3 Communications Holdings, Inc.	10,695	1,351,848
Northrop Grumman Corp.	5,065	950,954
United Technologies Corp.	48,490	4,771,901

		11,510,269

Air Freight & Logistics - 0.0% (A)
FedEx Corp.	1,179	183,983

Airlines - 0.5%
Delta Air Lines, Inc.	19,510	991,888
United Continental Holdings, Inc. (B)	29,628	1,786,865

		2,778,753

Automobiles - 0.3%
Ford Motor Co.	101,283	1,500,001
General Motors Co.	11,422	398,742

		1,898,743

Banks - 3.4%
Bank of America Corp.	323,507	5,428,448
BB&T Corp.	7,661	284,606
Citigroup, Inc.	113,478	6,033,625
Fifth Third Bancorp	25,995	495,205
SVB Financial Group (B)	3,085	376,586
Wells Fargo & Co.	147,446	7,982,726

		20,601,196

Beverages - 1.9%
Coca-Cola Co.	52,592	2,227,271
Coca-Cola Enterprises, Inc.	3,871	198,737
Constellation Brands, Inc., Class A	12,339	1,663,297
Dr. Pepper Snapple Group, Inc.	7,771	694,495
Molson Coors Brewing Co., Class B	20,699	1,823,582
PepsiCo, Inc.	45,510	4,650,667

		11,258,049

Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (B)	7,500	1,320,000
Biogen, Inc. (B)	9,365	2,720,626
BioMarin Pharmaceutical, Inc. (B)	3,954	462,776
Celgene Corp. (B)	29,886	3,667,311
Gilead Sciences, Inc.	26,931	2,912,049
Vertex Pharmaceuticals, Inc. (B)	9,500	1,185,030

		12,267,792

Building Products - 0.2%
Allegion PLC	1,300	84,721
Fortune Brands Home & Security, Inc.	4,090	214,030
Masco Corp.	29,037	842,073

		1,140,824

Capital Markets - 1.9%
Ameriprise Financial, Inc.	2,981	343,888
Bank of New York Mellon Corp.	8,541	355,733
BlackRock, Inc., Class A	4,130	1,453,636
Charles Schwab Corp.	45,391	1,385,333
Goldman Sachs Group, Inc.	9,015	1,690,313
Invesco, Ltd.	52,043	1,726,266
Morgan Stanley	94,428	3,113,291
State Street Corp.	14,124	974,556
TD Ameritrade Holding Corp.	15,104	520,635

		11,563,651

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.1%
Axiall Corp.	10,531	$ 213,253
Dow Chemical Co.	39,719	2,052,281
E.I. du Pont de Nemours & Co.	31,510	1,997,734
Eastman Chemical Co.	9,589	692,038
Mosaic Co.	46,215	1,561,605
Sherwin-Williams Co.	1,032	275,368

		6,792,279

Communications Equipment - 0.5%
Cisco Systems, Inc.	84,882	2,448,846
QUALCOMM, Inc.	7,563	449,393

		2,898,239

Construction & Engineering - 0.3%
Fluor Corp.	32,056	1,532,597

Construction Materials - 0.1%
Martin Marietta Materials, Inc. (C)	3,025	469,329

Consumer Finance - 0.2%
Capital One Financial Corp.	8,781	692,821
Discover Financial Services	8,909	500,864
Synchrony Financial (B) (C)	385	11,843

		1,205,528

Containers & Packaging - 0.3%
Crown Holdings, Inc. (B)	23,849	1,264,951
WestRock Co.	10,847	583,135

		1,848,086

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (B)	31,503	4,285,038
Intercontinental Exchange, Inc.	7,741	1,953,828

		6,238,866

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	101,120	3,388,531
Verizon Communications, Inc.	37,740	1,769,251

		5,157,782

Electric Utilities - 1.4%
Edison International	32,200	1,948,744
Exelon Corp.	37,611	1,050,099
NextEra Energy, Inc.	21,479	2,205,034
PPL Corp.	28,615	984,356
Xcel Energy, Inc.	55,138	1,964,567

		8,152,800

Electrical Equipment - 0.4%
Eaton Corp. PLC	46,236	2,585,055

Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	3,350	181,637
Corning, Inc.	24,539	456,426
TE Connectivity, Ltd.	43,194	2,783,421

		3,421,484

Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	14,024	738,784
Halliburton Co.	32,411	1,243,934
National Oilwell Varco, Inc.	7,858	295,775
Schlumberger, Ltd.	12,623	986,614

		3,265,107

Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	15,055	2,380,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
CVS Health Corp.	3,425	$ 338,321
Kroger Co.	14,128	534,038
Wal-Mart Stores, Inc.	6,861	392,724

		3,645,580

Food Products - 0.9%
Archer-Daniels-Midland Co.	16,663	760,833
Hershey Co.	13,721	1,216,915
Keurig Green Mountain, Inc. (C)	2,310	117,232
Mondelez International, Inc., Class A	74,874	3,456,184

		5,551,164

Gas Utilities - 0.1%
AGL Resources, Inc.	2,055	128,438
Questar Corp.	9,373	193,552

		321,990

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	58,139	2,604,627
Boston Scientific Corp. (B)	135,547	2,477,799
Stryker Corp.	10,434	997,699

		6,080,125

Health Care Providers & Services - 2.1%
Aetna, Inc.	17,879	2,052,152
Cigna Corp.	4,582	614,171
Express Scripts Holding Co. (B)	16,644	1,437,709
HCA Holdings, Inc. (B)	2,612	179,679
Humana, Inc., Class A	10,505	1,876,508
McKesson Corp.	18,397	3,289,384
UnitedHealth Group, Inc.	28,845	3,397,364

		12,846,967

Hotels, Restaurants & Leisure - 0.8%
Carnival Corp.	2,913	157,535
Chipotle Mexican Grill, Inc., Class A (B)	568	363,650
Dunkin’ Brands Group, Inc. (C)	3,631	150,360
Royal Caribbean Cruises, Ltd., Class A (C)	17,791	1,749,745
Starbucks Corp.	36,903	2,309,021

		4,730,311

Household Durables - 0.5%
D.R. Horton, Inc.	16,496	485,642
Harman International Industries, Inc.	11,891	1,307,534
PulteGroup, Inc.	41,250	756,113
Toll Brothers, Inc. (B)	4,729	170,102

		2,719,391

Household Products - 1.1%
Kimberly-Clark Corp.	14,086	1,686,235
Procter & Gamble Co.	60,376	4,611,519

		6,297,754

Industrial Conglomerates - 0.4%
General Electric Co.	90,756	2,624,664

Insurance - 1.7%
ACE, Ltd. (C)	28,373	3,221,471
American International Group, Inc.	31,287	1,972,958
Lincoln National Corp.	4,769	255,189
MetLife, Inc.	63,342	3,191,170
Prudential Financial, Inc.	5,010	413,325
XL Group PLC, Class A	23,401	891,110

		9,945,223

	Shares	Value
COMMON STOCKS (continued)
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (B)	7,999	$ 5,006,574

Internet Software & Services - 2.7%
Alphabet, Inc., Class A (B)	6,576	4,849,077
Alphabet, Inc., Class C	6,734	4,786,595
Facebook, Inc., Class A (B)	64,690	6,596,439

		16,232,111

IT Services - 2.4%
Accenture PLC, Class A	45,603	4,888,642
Alliance Data Systems Corp. (B)	1,710	508,400
Automatic Data Processing, Inc.	3,674	319,601
Cognizant Technology Solutions Corp., Class A (B)	42,602	2,901,622
Fidelity National Information Services, Inc.	18,434	1,344,207
PayPal Holdings, Inc. (B)	10,164	366,006
Visa, Inc., Class A (C)	51,091	3,963,640

		14,292,118

Life Sciences Tools & Services - 0.3%
Illumina, Inc. (B)	2,648	379,406
Thermo Fisher Scientific, Inc.	8,985	1,175,058

		1,554,464

Machinery - 1.1%
Caterpillar, Inc.	2,279	166,344
Cummins, Inc.	16,350	1,692,389
Ingersoll-Rand PLC	8,086	479,176
PACCAR, Inc.	39,391	2,073,936
Parker-Hannifin Corp. (C)	17,397	1,821,466
SPX Corp.	6,441	78,902
SPX FLOW, Inc. (B)	5,841	198,010
Stanley Black & Decker, Inc.	2,000	211,960

		6,722,183

Media - 2.8%
CBS Corp., Class B	26,210	1,219,289
Charter Communications, Inc., Class A (B)	8,222	1,569,909
Comcast Corp., Class A	72,492	4,539,449
DISH Network Corp., Class A (B)	14,212	894,930
Time Warner Cable, Inc.	4,301	814,609
Time Warner, Inc.	55,719	4,197,869
Twenty-First Century Fox, Inc., Class A	109,998	3,375,839
Viacom, Inc., Class B	7,010	345,663

		16,957,557

Metals & Mining - 0.1%
Alcoa, Inc.	35,199	314,327
U.S. Steel Corp. (C)	10,482	122,430

		436,757

Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	23,292	432,067
CMS Energy Corp. (C)	19,662	709,208
PG&E Corp.	12,081	645,125
Public Service Enterprise Group, Inc.	24,610	1,016,147

		2,802,547

Multiline Retail - 0.5%
Dollar General Corp.	19,178	1,299,693
Target Corp.	21,283	1,642,622

		2,942,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp., Class A	18,496	$ 1,237,012
Cabot Oil & Gas Corp.	28,366	615,826
Cheniere Energy, Inc. (B)	1,542	76,360
Chevron Corp.	47,423	4,309,802
Columbia Pipeline Group, Inc.	38,358	796,696
Concho Resources, Inc. (B)	1,690	195,888
Energen Corp.	1,633	94,959
EOG Resources, Inc.	13,419	1,152,021
EQT Corp.	10,493	693,273
Exxon Mobil Corp.	72,545	6,002,373
Kinder Morgan, Inc.	4,800	131,280
Marathon Petroleum Corp.	14,320	741,776
Occidental Petroleum Corp.	36,180	2,696,857
Phillips 66	10,811	962,720
Valero Energy Corp.	23,119	1,524,004

		21,230,847

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	6,368	512,369

Pharmaceuticals - 3.7%
Allergan PLC (B)	11,721	3,615,577
Bristol-Myers Squibb Co.	65,712	4,333,706
Eli Lilly & Co.	40,572	3,309,458
Johnson & Johnson	34,005	3,435,525
Merck & Co., Inc.	20,211	1,104,733
Mylan NV (B)	7,530	331,998
Perrigo Co. PLC	1,823	287,560
Pfizer, Inc.	160,007	5,411,437
Valeant Pharmaceuticals International, Inc. (B)	4,696	440,344

		22,270,338

Professional Services - 0.1%
Equifax, Inc.	5,947	633,772

Real Estate Investment Trusts - 1.5%
American Tower Corp., Class A	10,633	1,087,012
AvalonBay Communities, Inc.	8,184	1,430,809
Boston Properties, Inc.	7,713	970,681
Brixmor Property Group, Inc.	26,064	667,760
DiamondRock Hospitality Co. (C)	25,970	303,330
Equinix, Inc. (C)	1,117	331,391
Highwoods Properties, Inc.	8,282	359,853
LaSalle Hotel Properties (C)	15,171	446,179
Liberty Property Trust, Series C	13,599	462,638
Prologis, Inc., Class A	27,934	1,193,620
Public Storage	1,012	232,213
Simon Property Group, Inc.	8,777	1,768,214

		9,253,700

Road & Rail - 1.0%
Canadian Pacific Railway, Ltd.	8,025	1,127,513
CSX Corp.	52,365	1,413,331
Union Pacific Corp.	41,571	3,714,369

		6,255,213

Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc., Class A	62,078	1,041,048
Avago Technologies, Ltd., Class A (C)	25,080	3,088,100
Broadcom Corp., Class A	11,669	599,787
Freescale Semiconductor, Ltd. (B)	9,611	321,872
KLA-Tencor Corp.	3,115	209,079

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
LAM Research Corp.	35,103	$ 2,688,539
Microchip Technology, Inc. (C)	4,311	208,178
NXP Semiconductors NV (B)	1,697	132,960
Texas Instruments, Inc.	49,967	2,834,128

		11,123,691

Software - 2.5%
Adobe Systems, Inc. (B)	36,370	3,224,564
Intuit, Inc.	3,544	345,292
Microsoft Corp.	198,237	10,435,196
Oracle Corp.	26,106	1,013,957

		15,019,009

Specialty Retail - 2.2%
AutoNation, Inc. (B)	5,695	359,867
AutoZone, Inc. (B)	320	251,011
Best Buy Co., Inc.	17,586	616,038
Home Depot, Inc.	42,771	5,288,207
Lowe’s Cos., Inc.	47,391	3,498,878
Ross Stores, Inc.	3,445	174,248
Tiffany & Co.	5,560	458,366
TJX Cos., Inc.	34,117	2,497,023

		13,143,638

Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	115,369	13,786,596
HP, Inc.	58,591	1,579,613

		15,366,209

Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc. (B) (C)	5,589	274,811
PVH Corp.	90	8,186
Ralph Lauren Corp., Class A	5,981	662,515
VF Corp.	25,777	1,740,463

		2,685,975

Tobacco - 0.6%
Philip Morris International, Inc.	43,803	3,872,185

Water Utilities - 0.1%
American Water Works Co., Inc.	12,321	706,733

Wireless Telecommunication Services - 0.0% (A)
T-Mobile US, Inc. (B)	3,470	131,478

Total Common Stocks (Cost $283,518,514)		360,685,364

PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII
6.69% (D)	12,963	329,260

Capital Markets - 0.0% (A)
State Street Corp. Series D,
5.90% (D)	3,072	81,777

Electric Utilities - 0.0% (A)
SCE Trust III
5.75% (D)	960	26,736

Total Preferred Stocks (Cost $456,527)		437,773

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 2.2%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A
5.56%, 07/15/2059 (E)	$ 516,193	$ 592,999
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 (E)	655,000	647,891
BlueMountain CLO, Ltd.
Series 2015-2A, Class A1
1.71%, 07/18/2027 (D) (E)	755,000	748,222
BXG Receivables Note Trust
Series 2015-A, Class A
2.88%, 05/02/2030 (E)	462,394	461,967
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class C
2.24%, 09/16/2019 (E)	60,000	60,255
Series 2014-AA, Class C
2.28%, 11/15/2019 (E)	95,000	95,221
Credit Acceptance Auto Loan Trust
Series 2013-1A, Class A
1.21%, 10/15/2020 (E)	85,290	85,255
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class D
3.50%, 01/15/2019	100,000	102,188
Series 2012-5, Class C
2.14%, 09/15/2019	100,000	100,535
HSBC Home Equity Loan Trust
Series 2006-3, Class M1
0.45%, 03/20/2036 (D)	775,000	759,212
ICG US CLO, Ltd.
Series 2014-1A, Class A1
1.47%, 04/20/2026 (D) (E)	765,000	748,738
MVW Owner Trust
Series 2014-1A, Class A
2.25%, 09/22/2031 (E)	482,415	481,113
OCP CLO, Ltd.
Series 2015-8A, Class A1
1.85%, 04/17/2027 (D) (E)	750,000	742,516
Palmer Square CLO, Ltd.
Series 2015-2A, Class A1A
1.79%, 07/20/2027 (D) (E)	790,000	783,054
Santander Drive Auto Receivables Trust
Series 2013-A, Class C
3.12%, 10/15/2019 (E)	110,000	111,672
SBA Tower Trust
Series 2014-1A, Class C
2.90%, 10/15/2044 (D) (E)	1,446,000	1,437,628
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030 (E)	146,297	146,690
Series 2014-1A, Class A
2.07%, 03/20/2030 (E)	360,616	358,260
Series 2014-2A, Class A
2.05%, 06/20/2031 (E)	327,408	328,850
Series 2014-3A, Class A
2.30%, 10/20/2031 (E)	337,932	338,618
Series 2015-1A, Class A
2.40%, 03/22/2032 (E)	266,691	265,568
Series 2015-1A, Class B
3.05%, 03/22/2032 (E)	277,218	276,277

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Silverleaf Finance XVIII LLC
Series 2014-A, Class A
2.81%, 01/15/2027 (E)	$ 354,156	$ 354,806
SLM Private Education Loan Trust
Series 2011-B, Class A3
2.45%, 06/16/2042 (D) (E)	100,000	103,555
Series 2011-C, Class A2A
3.45%, 10/17/2044 (D) (E)	150,000	158,910
Series 2012-E, Class A2B
1.95%, 06/15/2045 (D) (E)	535,000	545,647
Series 2013-A, Class A2B
1.25%, 05/17/2027 (D) (E)	470,000	466,670
SolarCity LMC Series III LLC
Series 2014-2, Class A
4.02%, 07/20/2044 (E)	485,468	473,069
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (E)	255,089	255,650
Trafigura Securitisation Finance PLC
Series 2014-1A, Class A
1.15%, 10/15/2021 (D) (E)	1,050,000	1,050,330

Total Asset-Backed Securities (Cost $13,128,218)		13,081,366

CORPORATE DEBT SECURITIES - 14.4%
Aerospace & Defense - 0.1%
Exelis, Inc.
5.55%, 10/01/2021	480,000	530,671

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	225,000	234,360
5.10%, 01/15/2044	160,000	168,338

		402,698

Airlines - 0.2%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	541,549	547,641
United Airlines Pass-Through Trust
3.75%, 03/03/2028	975,000	982,313

		1,529,954

Auto Components - 0.1%
BorgWarner, Inc.
3.38%, 03/15/2025	345,000	334,487

Automobiles - 0.1%
Ford Motor Credit Co. LLC
4.38%, 08/06/2023	540,000	570,144
General Motors Co.
4.88%, 10/02/2023	105,000	110,156
6.25%, 10/02/2043	65,000	71,773

		752,073

Banks - 2.6%
Bank of America Corp.
2.60%, 01/15/2019	189,000	191,229
4.10%, 07/24/2023	154,000	160,944
5.42%, 03/15/2017	400,000	419,691
5.75%, 12/01/2017	250,000	270,125
Barclays Bank PLC
10.18%, 06/12/2021 (E)	1,640,000	2,153,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Branch Banking & Trust Co.
3.80%, 10/30/2026	$ 355,000	$ 361,668
Citigroup, Inc.
1.70%, 04/27/2018	932,000	927,794
3.38%, 03/01/2023	163,000	164,384
4.95%, 11/07/2043	60,000	63,435
6.68%, 09/13/2043	60,000	75,103
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%, 01/14/2019	250,000	252,152
11.00%, 06/30/2019 (D) (E) (F)	1,545,000	1,921,594
First Horizon National Corp.
3.50%, 12/15/2020	410,000	408,605
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016, MTN (E)	610,000	605,425
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (E)	590,000	590,951
JPMorgan Chase & Co.
1.35%, 02/15/2017, MTN	1,040,000	1,041,801
3.20%, 01/25/2023	676,000	674,084
3.25%, 09/23/2022	123,000	124,195
4.85%, 02/01/2044	60,000	63,924
6.75%, 02/01/2024 (D) (F)	48,000	52,080
JPMorgan Chase Bank NA
6.00%, 10/01/2017	400,000	432,902
Korea Development Bank
3.50%, 08/22/2017	515,000	531,518
Macquarie Bank, Ltd.
1.65%, 03/24/2017 (E)	285,000	285,292
Nordea Bank AB
4.25%, 09/21/2022 (E)	1,790,000	1,829,362
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	245,000	244,131
6.00%, 12/19/2023	215,000	233,408
Societe Generale SA
5.00%, 01/17/2024 (E)	415,000	430,442
Wells Fargo & Co.
2.15%, 01/15/2019	111,000	112,119
4.13%, 08/15/2023	398,000	414,195
5.38%, 11/02/2043	220,000	240,947
5.90%, 06/15/2024 (D) (F)	139,000	142,475

		15,419,508

Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	155,000	155,076
3.70%, 02/01/2024 (C)	215,000	217,921

		372,997

Biotechnology - 0.5%
AbbVie, Inc.
4.40%, 11/06/2042	610,000	555,258
Amgen, Inc.
5.65%, 06/15/2042	100,000	111,098
Celgene Corp.
2.88%, 08/15/2020	740,000	744,695
3.88%, 08/15/2025	1,005,000	1,007,648
Gilead Sciences, Inc.
3.65%, 03/01/2026	395,000	399,348

		2,818,047

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 1.6%
Ameriprise Financial, Inc.
3.70%, 10/15/2024 (C)	$ 720,000	$ 736,325
Bank of New York Mellon Corp.
2.10%, 01/15/2019, MTN	155,000	156,118
Credit Suisse Group Funding Guernsey, Ltd.
2.75%, 03/26/2020 (E)	1,045,000	1,040,967
Deutsche Bank AG
1.64%, 08/20/2020 (D)	245,000	246,470
6.00%, 09/01/2017	490,000	526,454
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	385,000	387,983
4.25%, 10/21/2025	735,000	734,713
6.25%, 02/01/2041	60,000	72,592
6.75%, 10/01/2037	65,000	78,333
7.50%, 02/15/2019, MTN	645,000	751,737
Macquarie Group, Ltd.
6.25%, 01/14/2021 (E)	955,000	1,082,074
Morgan Stanley
5.00%, 11/24/2025	215,000	230,053
7.30%, 05/13/2019, MTN	1,530,000	1,784,349
Oaktree Capital Management, LP
6.75%, 12/02/2019 (E)	545,000	631,266
UBS AG
7.63%, 08/17/2022	730,000	844,303
UBS Group Funding Jersey, Ltd.
4.13%, 09/24/2025 (E)	437,000	438,930

		9,742,667

Chemicals - 0.1%
LyondellBasell Industries NV
5.00%, 04/15/2019	420,000	451,872
Monsanto Co.
4.40%, 07/15/2044	375,000	334,064

		785,936

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC
3.85%, 11/15/2024 (E)	560,000	566,673
Hutchison Whampoa International 14, Ltd.
1.63%, 10/31/2017 (E)	340,000	339,080

		905,753

Communications Equipment - 0.0% (A)
Cisco Systems, Inc.
2.13%, 03/01/2019	175,000	177,476

Construction Materials - 0.1%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	945,000	935,151

Consumer Finance - 0.1%
Discover Financial Services
3.85%, 11/21/2022	605,000	600,086

Diversified Financial Services - 0.2%
General Electric Capital Corp.
6.88%, 01/10/2039, MTN	65,000	88,436
7.13%, 06/15/2022 (D) (F)	1,025,000	1,204,375
MassMutual Global Funding II
2.35%, 04/09/2019 (E)	200,000	202,721

		1,495,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.6%
AT&T, Inc.
2.45%, 06/30/2020	$ 1,015,000	$ 1,005,080
3.40%, 05/15/2025	435,000	422,117
4.35%, 06/15/2045	225,000	194,821
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	170,000	159,375
Sprint Capital Corp.
6.88%, 11/15/2028	135,000	112,050
Verizon Communications, Inc.
3.45%, 03/15/2021	575,000	592,954
4.50%, 09/15/2020	140,000	151,794
5.15%, 09/15/2023	515,000	574,022
6.55%, 09/15/2043	439,000	525,495

		3,737,708

Electric Utilities - 0.6%
Appalachian Power Co.
3.40%, 06/01/2025	450,000	442,708
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/2044	210,000	220,617
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	125,000	133,841
8.88%, 11/15/2018	28,000	33,236
Commonwealth Edison Co.
4.70%, 01/15/2044	135,000	144,708
Duke Energy Carolinas LLC
4.25%, 12/15/2041	134,000	136,685
Duke Energy Corp.
3.75%, 04/15/2024	35,000	36,147
Entergy Arkansas, Inc.
3.70%, 06/01/2024	206,000	210,264
Georgia Power Co.
3.00%, 04/15/2016	395,000	398,942
Jersey Central Power & Light Co.
7.35%, 02/01/2019	116,000	131,130
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 (E)	410,000	442,972
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	42,000	43,980
5.30%, 06/01/2042	75,000	81,710
Pacific Gas & Electric Co.
4.75%, 02/15/2044	62,000	65,592
PacifiCorp
3.60%, 04/01/2024 (C)	425,000	442,347
5.75%, 04/01/2037	125,000	149,529
Progress Energy, Inc.
4.88%, 12/01/2019	21,000	22,863
Public Service Electric & Gas Co.
3.00%, 05/15/2025 (C)	455,000	454,355

		3,591,626

Energy Equipment & Services - 0.1%
Hiland Partners, LP / Hiland Partners Finance Corp.
7.25%, 10/01/2020 (E)	315,000	329,175
Schlumberger Investment SA
3.65%, 12/01/2023	105,000	109,051
Weatherford International, Ltd.
5.95%, 04/15/2042	120,000	81,300

		519,526

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.3%
CVS Health Corp.
2.25%, 08/12/2019	$ 665,000	$ 670,252
5.30%, 12/05/2043	42,000	45,406
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	149,000	144,244
4.30%, 04/22/2044	415,000	420,649
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	707,000	706,553

		1,987,104

Food Products - 0.1%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (E)	390,000	391,517
Mondelez International, Inc.
2.25%, 02/01/2019	200,000	200,793

		592,310

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
2.68%, 12/15/2019	270,000	273,066
Boston Scientific Corp.
2.65%, 10/01/2018	187,000	188,989

		462,055

Health Care Providers & Services - 0.3%
Aetna, Inc.
4.75%, 03/15/2044	44,000	45,503
Anthem, Inc.
1.88%, 01/15/2018	239,000	239,896
2.30%, 07/15/2018	564,000	566,794
3.30%, 01/15/2023	75,000	74,368
Coventry Health Care, Inc.
5.45%, 06/15/2021	177,000	197,146
Express Scripts Holding Co.
4.75%, 11/15/2021	495,000	535,917
Tenet Healthcare Corp.
6.25%, 11/01/2018	165,000	175,725
UnitedHealth Group, Inc.
3.38%, 11/15/2021	61,000	63,495

		1,898,844

Hotels, Restaurants & Leisure - 0.0% (A)
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018	11,000	11,385
4.88%, 11/01/2020 (C)	20,000	20,600

		31,985

Household Products - 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	330,000	343,200

Insurance - 1.6%
American International Group, Inc.
4.13%, 02/15/2024	436,000	459,918
8.18%, 05/15/2068 (D)	61,000	80,520
Fidelity National Financial, Inc.
5.50%, 09/01/2022	195,000	206,937
Genworth Holdings, Inc.
7.63%, 09/24/2021	145,000	135,258
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	1,195,000	1,354,108

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Lincoln National Corp.
8.75%, 07/01/2019	$ 790,000	$ 965,680
Metropolitan Life Global Funding I
1.30%, 04/10/2017 (E)	640,000	642,112
3.88%, 04/11/2022 (E)	750,000	790,082
Pacific Life Insurance Co.
9.25%, 06/15/2039 (E)	705,000	1,040,578
Principal Financial Group, Inc.
8.88%, 05/15/2019	345,000	418,530
Prudential Financial, Inc.
5.38%, 06/21/2020, MTN	228,000	255,788
7.38%, 06/15/2019, MTN	189,000	222,052
Reinsurance Group of America, Inc.
6.75%, 12/15/2065 (D)	1,442,000	1,216,688
ZFS Finance USA Trust II
6.45%, 12/15/2065 (D) (E)	1,695,000	1,719,577

		9,507,828

IT Services - 0.1%
International Business Machines Corp.
3.63%, 02/12/2024	283,000	291,077
MasterCard, Inc.
2.00%, 04/01/2019	173,000	174,515
3.38%, 04/01/2024	111,000	114,077

		579,669

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	670,000	669,295
2.40%, 02/01/2019	443,000	446,227
5.30%, 02/01/2044	23,000	24,770

		1,140,292

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd.
2.13%, 04/27/2020 (E)	490,000	483,677

Media - 0.4%
CBS Corp.
4.63%, 05/15/2018	78,000	82,956
5.75%, 04/15/2020	62,000	69,915
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	400,000	417,000
Comcast Corp.
5.88%, 02/15/2018	313,000	343,971
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	215,000	230,727
5.00%, 03/01/2021	115,000	125,717
NBCUniversal Enterprise, Inc.
5.25%, 03/19/2021 (E) (F)	200,000	213,000
NBCUniversal Media LLC
4.38%, 04/01/2021	469,000	515,866
4.45%, 01/15/2043	159,000	160,432

		2,159,584

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023	140,000	143,852

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	$ 140,000	$ 109,480
Novelis, Inc.
8.75%, 12/15/2020	250,000	250,625
Rio Tinto Finance USA PLC
2.88%, 08/21/2022 (C)	119,000	115,224

		619,181

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	70,000	72,077
4.88%, 03/01/2044	152,000	157,060
PG&E Corp.
2.40%, 03/01/2019	87,000	87,494

		316,631

Oil, Gas & Consumable Fuels - 0.8%
Apache Corp.
4.25%, 01/15/2044	47,000	41,195
4.75%, 04/15/2043	65,000	60,107
BP Capital Markets PLC
2.24%, 05/10/2019	325,000	327,382
Energy Transfer Partners, LP
5.95%, 10/01/2043	120,000	105,027
EOG Resources, Inc.
2.45%, 04/01/2020	290,000	292,470
Exxon Mobil Corp.
1.82%, 03/15/2019	500,000	504,327
Husky Energy, Inc.
4.00%, 04/15/2024	140,000	132,659
Kerr-McGee Corp.
6.95%, 07/01/2024	150,000	175,871
Kinder Morgan Energy Partners, LP
4.15%, 02/01/2024	465,000	416,221
Laredo Petroleum, Inc.
7.38%, 05/01/2022 (C)	180,000	177,750
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019	240,000	56,400
MEG Energy Corp.
6.50%, 03/15/2021 (E)	150,000	131,625
Murphy Oil Corp.
2.50%, 12/01/2017	250,000	245,132
Nexen Energy ULC
5.88%, 03/10/2035	10,000	11,215
Noble Energy, Inc.
6.00%, 03/01/2041	75,000	74,824
8.25%, 03/01/2019	139,000	161,919
Peabody Energy Corp.
6.25%, 11/15/2021	135,000	17,888
Petrobras Global Finance BV
6.25%, 03/17/2024 (C)	350,000	280,332
Petroleos Mexicanos
3.50%, 07/18/2018 - 01/30/2023	390,000	383,798
Range Resources Corp.
5.75%, 06/01/2021	40,000	37,400
Shell International Finance BV
2.00%, 11/15/2018	283,000	286,195

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	$ 120,000	$ 120,052
4.63%, 03/01/2034	110,000	105,940
Western Gas Partners, LP
5.38%, 06/01/2021	225,000	238,418
Williams Cos., Inc.
3.70%, 01/15/2023	64,000	52,239
7.88%, 09/01/2021	100,000	101,164
Williams Partners, LP
5.40%, 03/04/2044	104,000	81,598

		4,619,148

Paper & Forest Products - 0.1%
International Paper Co.
4.75%, 02/15/2022	520,000	558,259

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.80%, 03/15/2025	455,000	450,877
Actavis, Inc.
3.25%, 10/01/2022	210,000	205,653
4.63%, 10/01/2042	195,000	182,215
Bristol-Myers Squibb Co.
4.50%, 03/01/2044	222,000	236,806
Merck & Co., Inc.
1.30%, 05/18/2018	250,000	250,564
Perrigo Co. PLC
2.30%, 11/08/2018	390,000	384,167
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	32,000	32,149

		1,742,431

Real Estate Investment Trusts - 1.0%
CBL & Associates, LP
5.25%, 12/01/2023	630,000	645,237
EPR Properties
4.50%, 04/01/2025	730,000	699,554
Host Hotels & Resorts, LP
4.00%, 06/15/2025	270,000	260,939
Kilroy Realty, LP
4.25%, 08/15/2029	865,000	846,557
Realty Income Corp.
3.88%, 07/15/2024	750,000	745,030
Simon Property Group, LP
3.38%, 10/01/2024 (C)	895,000	903,490
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	61,000	60,496
Vereit Operating Partnership, LP
2.00%, 02/06/2017	895,000	882,201
3.00%, 02/06/2019	205,000	198,594
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, 09/17/2019 (E)	570,000	568,082

		5,810,180

Road & Rail - 0.1%
Aviation Capital Group Corp.
7.13%, 10/15/2020 (E)	712,000	827,700
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	40,000	39,645
3.75%, 04/01/2024	37,000	38,172

		905,517

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp.
2.45%, 07/29/2020	$ 775,000	$ 787,421
KLA-Tencor Corp.
4.13%, 11/01/2021	520,000	522,214

		1,309,635

Software - 0.1%
Microsoft Corp.
2.70%, 02/12/2025	460,000	452,968

Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.
3.60%, 10/15/2020 (E)	695,000	699,967
Hewlett-Packard Co.
3.75%, 12/01/2020	35,000	35,643

		735,610

Tobacco - 0.2%
Altria Group, Inc.
4.00%, 01/31/2024 (C)	114,000	119,952
Philip Morris International, Inc.
4.88%, 11/15/2043	81,000	86,950
RJ Reynolds Tobacco Co.
8.13%, 06/23/2019	680,000	804,055

		1,010,957

Trading Companies & Distributors - 0.1%
International Lease Finance Corp.
6.75%, 09/01/2016 (E)	865,000	897,797

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
2.38%, 09/08/2016	300,000	302,660
3.13%, 07/16/2022	200,000	197,910
4.38%, 07/16/2042	300,000	274,998
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	257,000	252,639
4.88%, 08/15/2040 (E)	525,000	566,966
6.11%, 01/15/2040 (E)	1,125,000	1,242,410
SBA Tower Trust
2.24%, 04/15/2043 (E)	215,000	212,826
Sprint Communications, Inc.
9.00%, 11/15/2018 (E)	305,000	335,308
Sprint Corp.
7.88%, 09/15/2023	155,000	143,375
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	20,575
6.63%, 04/28/2021	55,000	56,925
6.73%, 04/28/2022	55,000	56,787
6.84%, 04/28/2023	15,000	15,488

		3,678,867

Total Corporate Debt Securities (Cost $87,273,219)		86,495,625

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazilian Government International Bond
4.25%, 01/07/2025 (C)	330,000	292,462
Colombia Government International Bond
4.00%, 02/26/2024	235,000	230,652
Export-Import Bank of Korea
4.00%, 01/11/2017	515,000	530,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia Government International Bond
5.38%, 10/17/2023 (E)	$ 315,000	$ 337,574
Mexico Government International Bond
4.00%, 10/02/2023	630,000	650,160
Peruvian Government International Bond
7.35%, 07/21/2025 (C)	125,000	161,250
Turkey Government International Bond
5.75%, 03/22/2024	400,000	431,500

Total Foreign Government Obligations (Cost $2,611,328)		2,633,639

MORTGAGE-BACKED SECURITIES - 4.7%
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A
5.56%, 06/10/2049 (D)	267,186	280,215
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1
5.56%, 06/15/2049 (D) (E)	360,000	377,310
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 (E)	460,000	457,556
Series 2012-TFT, Class C
3.47%, 06/05/2030 (D) (E)	1,070,000	1,028,604
BB-UBS Trust, Interest Only STRIPS
Series 2012-SHOW, Class XA
0.60%, 11/05/2036 (D) (E)	3,045,000	148,340
BCAP LLC Trust
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 (D) (E)	174,509	183,412
Series 2009-RR6, Class 2A1
2.70%, 08/26/2035 (D) (E)	614,561	610,690
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 (D) (E)	223,604	228,157
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	285,151	293,848
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	207,737	215,548
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (D)	324,545	344,672
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3
3.75%, 03/10/2047	145,000	152,030
Series 2014-GC19, Class A4
4.02%, 03/10/2047	220,000	235,100
Citigroup Mortgage Loan Trust
Series 2015-A, Class A1
3.50%, 06/25/2058 (D)	1,069,040	1,085,566
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 (D) (E)	750,000	777,780
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (D)	70,000	77,347
Series 2013-GAM, Class A1
1.71%, 02/10/2028 (E)	112,527	110,947
Series 2013-GAM, Class A2
3.37%, 02/10/2028 (E)	110,000	111,789
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	155,000	164,947

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 (E)	$ 380,000	$ 383,076
Series 2014-CR14, Class B
4.61%, 02/10/2047 (D)	150,000	162,601
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (D)	70,000	73,512
Core Industrial Trust
Series 2015-CALW, Class B
3.25%, 02/10/2034 (E)	740,000	744,601
Credit Suisse Mortgage Capital Certificates
Series 2009-11R, Class 5A1
4.21%, 08/26/2036 (D) (E)	690,891	684,487
CSMC Trust
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 (E)	359,221	361,619
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 (D) (E)	557,529	576,747
Series 2013-8R, Class 3A1
0.32%, 03/27/2036 (D) (E)	561,667	548,578
Series 2014-4R, Class 21A1
0.56%, 12/27/2035 (D) (E)	875,923	834,612
DBRR Trust
Series 2011-C32, Class A3A
5.71%, 06/17/2049 (D) (E)	150,000	155,531
Extended Stay America Trust
Series 2013-ESH7, Class A27
2.96%, 12/05/2031 (E)	165,000	165,172
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027 (D) (E)	320,000	308,118
GS Mortgage Securities Trust
Series 2013-G1, Class A2
3.56%, 04/10/2031 (D) (E)	415,000	415,983
Hilton USA Trust, Interest Only STRIPS
Series 2013-HLT, Class X1FX
0.09%, 11/05/2030 (D) (E)	15,000,000	1,141
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.72%, 12/26/2037 (D) (E)	150,628	149,833
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 (E)	88,869	91,845
Series 2009-R7, Class 12A1
2.75%, 08/26/2036 (D) (E)	49,904	49,549
Series 2009-R7, Class 1A1
2.41%, 02/26/2036 (D) (E)	348,212	342,143
Series 2009-R7, Class 4A1
2.67%, 09/26/2034 (D) (E)	121,303	119,819
Series 2009-R9, Class 1A1
2.41%, 08/26/2046 (D) (E)	137,281	138,677
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 (E)	12,537	12,559
Series 2010-R3, Class 1A1
2.72%, 03/21/2036 (D) (E)	21,990	21,981
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.49%, 12/12/2044 (D)	100,000	100,278

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (D)	$ 482,232	$ 499,424
Series 2007-CB20, Class AM
5.88%, 02/12/2051 (D)	360,000	383,833
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (D)	400,515	426,176
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	325,086	338,219
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (D)	76,459	78,964
Series 2010-C1, Class B
5.95%, 06/15/2043 (E)	370,000	403,897
Series 2012-WLDN, Class A
3.91%, 05/05/2030 (E)	916,791	959,514
JPMorgan Re-REMIC Trust
Series 2009-7, Class 8A1
2.89%, 01/27/2047 (D) (E)	15,500	15,512
Series 2010-4, Class 7A1
1.99%, 08/26/2035 (D) (E)	32,410	32,335
Series 2014-2, Class 6A1
4.65%, 05/26/2037 (D) (E)	876,436	880,003
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class AM
6.16%, 09/15/2045 (D)	110,000	119,000
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.46%, 11/12/2037 (D)	62,951	62,926
Series 2007-C1, Class A1A
5.84%, 06/12/2050 (D)	130,541	135,390
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.72%, 04/12/2049 (D)	280,000	292,495
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	446,419	462,244
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	110,000	113,568
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (D)	124,940	131,286
Series 2007-IQ15, Class AM
5.92%, 06/11/2049 (D)	335,000	354,065
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXB2
1.00%, 03/27/2051 (E)	32,973	32,809
Series 2012-XA, Class A
2.00%, 07/27/2049 (E)	74,120	73,713
Series 2014-R3, Class 2A
3.00%, 07/26/2048 (D) (E)	1,118,769	1,116,570
Motel 6 Trust
Series 2015-MTL6, Class C
3.64%, 02/05/2030 (E)	1,785,000	1,778,925
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052 (D) (E)	645,991	659,552
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054 (D) (E)	274,397	282,469
Series 2014-2A, Class A3
3.75%, 05/25/2054 (E)	727,160	745,387

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (D) (E)	$ 540,072	$ 553,757
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 3A1
0.49%, 05/25/2035 (D)	581,000	560,147
Queens Center Mortgage Trust
Series 2013-QCA, Class D
3.47%, 01/11/2037 (D) (E)	410,000	393,319
SCG Trust
Series 2013-SRP1, Class A
1.60%, 11/15/2026 (D) (E)	230,000	228,867
Series 2013-SRP1, Class AJ
2.15%, 11/15/2026 (D) (E)	570,000	565,732
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 (E) (N)	79,721	79,323
Towd Point Mortgage Trust
Series 2015-3, Class A1B
3.00%, 03/25/2054 (D) (E)	655,773	658,236
Series 2015-5, Class A1B
2.75%, 05/25/2055	800,000	801,410
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 (E)	560,000	586,687
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class H
0.60%, 09/15/2021 (D) (E)	66,184	64,983
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 (E)	36,441	36,441

Total Mortgage-Backed Securities (Cost $28,451,010)		28,233,498

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.1%
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	45,000	61,936
State of California, General Obligation Unlimited
7.60%, 11/01/2040	200,000	299,286
University of California, Revenue Bonds
Series AD
4.86%, 05/15/2112	40,000	38,265

		399,487

Georgia - 0.0% (A)
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
6.64%, 04/01/2057	35,000	41,760

Illinois - 0.0% (A)
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	190,000	175,033

New Jersey - 0.0% (A)
New Jersey Turnpike Authority, Revenue Bonds
Series F
7.41%, 01/01/2040	54,000	75,873

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds
Series E
6.81%, 11/15/2040	$ 45,000	$ 59,521
New York City Water & Sewer System, Revenue Bonds
Series CC
5.88%, 06/15/2044	45,000	57,626
New York State Dormitory Authority, Revenue Bonds
Series H
5.39%, 03/15/2040	40,000	48,160
Port Authority of New York & New Jersey, Revenue Bonds
Series 181
4.96%, 08/01/2046	70,000	75,627

		240,934

Total Municipal Government Obligations (Cost $897,919)		933,087

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.4%
Federal Home Loan Mortgage Corp.
5.00%, 04/01/2018	9,506	9,858
5.50%, 09/01/2018 - 06/01/2041	278,246	309,254
Federal National Mortgage Association
Zero Coupon, 10/09/2019	640,000	595,328
2.00%, 02/01/2043 (D)	249,145	255,552
3.00%, TBA (G)	8,749,000	8,840,864
3.33%, 10/25/2023 (D)	190,000	200,451
3.35%, 06/01/2041 (D)	89,065	94,146
3.50%, 07/01/2028 - 11/01/2028	700,920	747,094
3.50%, TBA (G)	14,155,000	14,777,692
3.52%, 09/01/2041 (D)	68,494	72,567
4.00%, 04/01/2026	24,106	25,625
4.00%, TBA (G)	6,389,000	6,800,790
4.50%, 02/01/2025 - 06/01/2026	563,397	602,174
5.00%, 05/01/2018	5,103	5,300
5.00%, TBA (G)	1,727,000	1,903,478
5.50%, 07/01/2019 - 11/01/2038	1,009,431	1,148,213
6.00%, 08/01/2036 - 06/01/2041	1,083,773	1,233,290
6.00%, 02/01/2041 (G)	383,685	438,400
6.50%, 05/01/2040	297,755	340,326
Government National Mortgage Association, Interest Only STRIPS
0.91%, 02/16/2053 (D)	885,249	57,852

Total U.S. Government Agency Obligations (Cost $38,421,611)		38,458,254

U.S. GOVERNMENT OBLIGATIONS - 9.6%
U.S. Treasury Bond
2.50%, 02/15/2045	259,000	235,889
2.75%, 08/15/2042	2,001,500	1,938,641
3.50%, 02/15/2039	416,000	467,014
3.63%, 02/15/2044	7,714,000	8,805,708
4.50%, 02/15/2036	1,939,500	2,521,123
4.75%, 02/15/2037	516,000	693,899
5.25%, 02/15/2029	1,463,000	1,940,342

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	$ 1,003,041	$ 1,209,396
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	443,979	429,001
0.63%, 01/15/2024	3,564,721	3,557,110
U.S. Treasury Note
0.38%, 10/31/2016	3,862,800	3,859,733
0.50%, 09/30/2016	3,691,200	3,693,027
0.88%, 04/15/2017 - 04/30/2017	5,838,700	5,860,642
1.00%, 09/15/2017 - 11/30/2019	1,112,900	1,099,325
1.25%, 11/30/2018	3,955,000	3,975,289
1.63%, 03/31/2019 - 11/15/2022	8,055,100	8,118,097
1.88%, 11/30/2021	912,000	916,893
2.00%, 02/15/2025	2,434,000	2,405,824
2.25%, 11/15/2024	2,258,800	2,283,035
2.50%, 05/15/2024	3,644,300	3,766,348

Total U.S. Government Obligations (Cost $56,704,898)		57,776,336

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.4%
Federal Home Loan Bank Discount Notes
0.11%, 01/08/2016 (H)	1,470,000	1,469,753
0.12%, 01/22/2016 (H)	233,000	232,953
0.13%, 02/03/2016 (G) (H)	4,950,000	4,948,466
0.15%, 12/17/2015 (H)	1,732,000	1,731,913

Total Short-Term U.S. Government Agency Obligations (Cost $8,382,395)		8,383,085

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 4.1%
U.S. Treasury Bill
0.00%, 02/04/2016 (H) (I)	2,124,000	2,123,414
0.04%, 11/19/2015 - 12/17/2015 (H)	16,714,000	16,713,769
0.05%, 04/28/2016 (H) (J)	20,000	19,977
0.08%, 11/05/2015 (H)	5,399,000	5,398,995
0.19%, 04/28/2016 (H) (J)	245,000	244,718
0.21%, 04/28/2016 (H) (J)	60,000	59,931
0.22%, 04/28/2016 (H) (J)	75,000	74,914
0.23%, 04/28/2016 (H) (J)	20,000	19,977
0.24%, 04/28/2016 (H) (J)	20,000	19,977

Total Short-Term U.S. Government Obligations (Cost $24,675,890)		24,675,672

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (H)	15,908,251	15,908,251

Total Securities Lending Collateral (Cost $15,908,251)		15,908,251

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 2.5%

State Street Bank & Trust Co. 0.01% (H), dated 10/30/2015, to be repurchased at $15,283,762 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 2.10% - 2.50%, due 10/17/2022 - 10/20/2027, and with a total value of $15,590,650.

	$ 15,283,750	$ 15,283,750

Total Repurchase Agreement (Cost $15,283,750)		15,283,750

Total Investments (Cost $575,713,530) (K)		652,985,700
Net Other Assets (Liabilities) - (8.8)%		(52,851,123)

Net Assets - 100.0%		$ 600,134,577

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	66	12/18/2015	$299,820	$—

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$360,685,364	$—	$—	$360,685,364
Preferred Stocks	437,773	—	—	437,773
Asset-Backed Securities	—	13,081,366	—	13,081,366
Corporate Debt Securities	—	86,495,625	—	86,495,625
Foreign Government Obligations	—	2,633,639	—	2,633,639
Mortgage-Backed Securities	—	28,233,498	—	28,233,498
Municipal Government Obligations	—	933,087	—	933,087
U.S. Government Agency Obligations	—	38,458,254	—	38,458,254
U.S. Government Obligations	—	57,776,336	—	57,776,336
Short-Term U.S. Government Agency Obligations	—	8,383,085	—	8,383,085
Short-Term U.S. Government Obligations	—	24,675,672	—	24,675,672
Securities Lending Collateral	15,908,251	—	—	15,908,251
Repurchase Agreement	—	15,283,750	—	15,283,750

Total Investments	$377,031,388	$275,954,312	$—	$652,985,700

Other Financial Instruments
Futures Contracts (M)	$299,820	$—	$—	$299,820

Total Other Financial Instruments	$299,820	$—	$—	$299,820

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (N)	$—	$—	$—	$79,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $15,569,885. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(E)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $56,652,012, representing 9.4% of the Fund’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(H)	Rate disclosed reflects the yield at October 31, 2015.
(I)	Percentage rounds to less than 0.01% or (0.01)%.
(J)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $439,494.
(K)	Aggregate cost for federal income tax purposes is $579,155,066. Aggregate gross unrealized appreciation and depreciation for all securities is $85,395,798 and $11,565,164, respectively. Net unrealized appreciation for tax purposes is $73,830,634.
(L)	The Fund recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(N)	Transferred from Level 3 to 2 due to utilizing significant observable inputs, as of prior reporting period the security utilized significant unobservable inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 10.5%
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 (A)	$ 25,000,000	$ 24,728,683
AmeriCredit Automobile Receivables Trust
Series 2013-5, Class C
2.29%, 11/08/2019	3,000,000	3,026,154
Ares IIIR / IVR CLO, Ltd.
Series 2007-3RA, Class A2
0.54%, 04/16/2021 (A) (B)	9,052,149	8,895,700
ARES XII CLO, Ltd.
Series 2007-12A, Class A
0.96%, 11/25/2020 (A) (B)	7,793,647	7,715,469
Battalion CLO, Ltd.
Series 2007-1A, Class C
1.12%, 07/14/2022 (A) (B)	14,000,000	13,516,902
Burr Ridge CLO Plus LLC
Series 2006-1A, Class C
1.08%, 03/27/2023 (A) (B)	6,500,000	6,178,562
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 (A)	9,033,570	9,004,269
Series 2013-A, Class A
3.01%, 12/04/2028 (A)	17,087,730	17,038,736
Citigroup Mortgage Loan Trust
Series 2003-HE3, Class A
0.58%, 12/25/2033 (B)	3,141,198	3,018,448
ColumbusNova CLO, Ltd.
Series 2007-1A, Class A1
0.57%, 05/16/2019 (A) (B)	457,399	455,493
CWABS Asset-Backed Certificates Trust
Series 2006-17, Class 2A2
0.35%, 03/25/2047 (B)	19,419,296	17,308,343
Diamond Resorts Owner Trust
Series 2013-1, Class A
1.95%, 01/20/2025 (A)	4,483,831	4,403,404
Series 2013-2, Class A
2.27%, 05/20/2026 (A)	7,702,562	7,719,108
Series 2014-1, Class B
2.98%, 05/20/2027 (A)	2,976,418	2,966,188
Foursight Capital Automobile Receivables Trust
Series 2014-1, Class A
2.11%, 03/23/2020 (A)	5,507,626	5,498,484
Hilton Grand Vacations Trust
Series 2013-A, Class A
2.28%, 01/25/2026 (A)	3,797,334	3,804,665
Series 2014-AA, Class A
1.77%, 11/25/2026 (A)	7,454,280	7,359,426
Series 2014-AA, Class B
2.07%, 11/25/2026 (A)	11,358,903	11,150,056
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.43%, 03/20/2036 (B)	12,182,668	12,105,283
Series 2007-1, Class A4
0.55%, 03/20/2036 (B)	8,425,031	8,325,093
Inwood Park CDO, Ltd.
Series 2006-1A, Class C
1.02%, 01/20/2021 (A) (B)	12,750,000	12,190,951

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Marriott Vacation Club Owner Trust
Series 2012-1A, Class A
2.51%, 05/20/2030 (A)	$ 7,807,880	$ 7,849,565
Mountain View Funding CLO, Ltd.
Series 2006-1A, Class C1
1.07%, 04/15/2019 (A) (B)	4,000,000	3,900,084
Series 2007-3A, Class A1
0.53%, 04/16/2021 (A) (B)	2,705,457	2,692,674
MVW Owner Trust
Series 2014-1A, Class B
2.70%, 09/22/2031 (A)	7,694,013	7,674,431
Series 2015-1A, Class A
2.52%, 12/20/2032 (A)	9,580,959	9,627,229
Newstar Trust
Series 2012-2A, Class A
2.22%, 01/20/2023 (A) (B)	10,000,000	9,958,930
Ocean Trails CLO I
Series 2006-1A, Class A1
0.57%, 10/12/2020 (A) (B)	2,103,435	2,069,151
Ocwen Master Advance Receivables Trust
Series 2015-1, Class AT1
2.54%, 09/17/2046 (A)	15,400,000	15,400,000
Orange Lake Timeshare Trust
Series 2012-AA, Class A
3.45%, 03/10/2027 (A)	2,212,617	2,264,733
Series 2014-AA, Class A
2.29%, 07/09/2029 (A)	10,191,220	10,134,649
Series 2015-AA, Class A
2.88%, 09/08/2027 (A)	15,000,000	14,997,549
Prestige Auto Receivables Trust
Series 2012-1A, Class C
3.25%, 07/15/2019 (A)	5,000,000	5,039,819
Sierra Timeshare Receivables Funding LLC
Series 2011-2A, Class A
3.26%, 05/20/2028 (A)	1,347,365	1,358,185
Series 2012-1A, Class B
3.58%, 11/20/2028 (A)	3,016,702	3,050,152
Series 2012-2A, Class A
2.38%, 03/20/2029 (A)	2,477,224	2,497,472
Series 2012-2A, Class B
3.42%, 03/20/2029 (A)	1,109,205	1,120,927
Series 2013-2A, Class C
4.75%, 11/20/2025 (A)	8,737,757	8,793,806
Series 2014-1A, Class A
2.07%, 03/20/2030 (A)	4,145,012	4,117,926
Series 2014-1A, Class B
2.42%, 03/20/2030 (A)	4,145,012	4,143,401
Series 2014-2A, Class B
2.40%, 06/20/2031 (A)	8,497,624	8,490,533
Series 2014-3A, Class B
2.80%, 10/20/2031 (A)	8,739,618	8,776,050
Series 2015-1A, Class A
2.40%, 03/22/2032 (A)	3,158,180	3,144,888
Series 2015-1A, Class B
3.05%, 03/22/2032 (A)	3,859,998	3,846,895
Silverleaf Finance XV LLC
Series 2012-D, Class A
3.00%, 03/17/2025 (A)	5,433,173	5,487,446

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SilverLeaf Finance XVII LLC
Series 2013-A, Class A
2.68%, 03/16/2026 (A)	$ 6,546,196	$ 6,560,625
Silverleaf Finance XVIII LLC
Series 2014-A, Class A
2.81%, 01/15/2027 (A)	9,080,915	9,097,599
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (A)	9,234,857	9,255,170
SVO VOI Mortgage LLC
Series 2012-AA, Class A
2.00%, 09/20/2029 (A)	9,588,609	9,492,658
Welk Resorts LLC
Series 2013-AA, Class A
3.10%, 03/15/2029 (A)	10,254,122	10,274,943
Series 2015-AA, Class A
2.79%, 06/16/2031 (A)	10,137,937	10,059,355
Westgate Resorts LLC
Series 2015-1A, Class A
2.75%, 05/20/2027 (A)	5,567,878	5,531,633

Total Asset-Backed Securities (Cost $388,729,196)		393,117,895

CORPORATE DEBT SECURITIES - 65.9%
Aerospace & Defense - 1.5%
Bombardier, Inc.
4.75%, 04/15/2019 (A) (C)	3,820,000	3,304,300
7.50%, 03/15/2018 (A) (C)	14,956,000	14,806,440
Exelis, Inc.
4.25%, 10/01/2016	36,315,000	37,204,826

		55,315,566

Airlines - 1.4%
America West Airlines Pass-Through Trust
7.93%, 07/02/2020	1,393,815	1,498,352
8.06%, 01/02/2022	8,488,166	9,676,509
Delta Air Lines Pass-Through Trust
6.20%, 01/02/2020	21,306,523	23,011,045
Northwest Airlines Pass-Through Trust
6.26%, 05/20/2023	970,167	1,013,825
UAL Pass-Through Trust
10.40%, 05/01/2018	10,982,653	11,648,201
Virgin Australia Trust
5.00%, 04/23/2025 (A)	6,245,836	6,464,441

		53,312,373

Automobiles - 2.3%
Ford Motor Credit Co. LLC
1.17%, 03/12/2019 (B)	10,375,000	10,152,654
1.26%, 11/04/2019 (B)	4,750,000	4,609,818
8.00%, 12/15/2016	19,023,000	20,351,281
General Motors Co.
3.50%, 10/02/2018	29,284,000	29,770,407
General Motors Financial Co., Inc.
2.39%, 01/15/2019 (B) (C)	20,000,000	20,005,780

		84,889,940

Banks - 13.9%
American Express Centurion Bank
6.00%, 09/13/2017, MTN	10,000,000	10,786,220

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp.
0.88%, 05/02/2017 (B)	$ 14,855,000	$ 14,716,967
5.42%, 03/15/2017	5,206,000	5,462,276
5.49%, 03/15/2019	8,750,000	9,604,936
Bank of America NA
0.64%, 06/15/2017 (B)	37,795,000	37,538,901
Barclays Bank PLC
6.05%, 12/04/2017 (A)	25,550,000	27,551,051
BB&T Corp.
1.04%, 01/15/2020, MTN (B)	8,024,000	7,956,133
Citigroup, Inc.
0.60%, 06/09/2016 (B)	12,390,000	12,340,849
CoBank ACB
7.88%, 04/16/2018 (A)	14,675,000	16,654,687
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.00%, 06/30/2019 (A) (B) (D)	19,209,000	23,891,194
Discover Bank
7.00%, 04/15/2020	12,352,000	14,223,093
Fifth Third Bancorp
0.77%, 12/20/2016 (B)	10,245,000	10,189,851
5.45%, 01/15/2017	8,737,000	9,106,671
First Horizon National Corp.
3.50%, 12/15/2020	6,660,000	6,637,336
First Tennessee Bank NA
2.95%, 12/01/2019	23,381,000	23,446,654
HBOS PLC
6.75%, 05/21/2018, MTN (A)	21,530,000	23,725,780
ING Bank NV
1.02%, 10/01/2019 (A) (B) (C)	6,800,000	6,744,532
3.75%, 03/07/2017 (A)	15,062,000	15,523,048
Intesa Sanpaolo SpA
1.70%, 04/11/2016 (B)	13,000,000	13,015,106
JPMorgan Chase Bank NA
6.00%, 10/01/2017	16,510,000	17,868,047
Lloyds Bank PLC
9.88%, 12/16/2021, MTN (B) (E)	17,101,000	18,567,240
National City Bank
5.25%, 12/15/2016	17,300,000	18,043,052
Regions Bank
7.50%, 05/15/2018	31,656,000	35,637,407
Royal Bank of Scotland Group PLC
1.27%, 03/31/2017 (B)	6,375,000	6,372,233
6.40%, 10/21/2019	32,305,000	36,074,089
Santander Bank NA
8.75%, 05/30/2018	16,309,000	18,623,916
Societe Generale SA
5.75%, 04/20/2016 (A)	5,505,000	5,613,784
Svenska Handelsbanken AB
1.26%, 10/01/2020 (B)	30,500,000	30,514,091
Synovus Financial Corp.
7.88%, 02/15/2019	12,382,000	13,898,795
UniCredit Luxembourg Finance SA
6.00%, 10/31/2017, MTN (A) (C)	4,045,000	4,257,168
US Bank NA
2.13%, 10/28/2019	23,747,000	23,877,419

		518,462,526

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015 (C)	BRL 21,570,000	$ 5,587,489
Coca-Cola Bottling Co. Consolidated
5.00%, 06/15/2016	$ 7,650,000	7,811,422
Constellation Brands, Inc.
7.25%, 05/15/2017	8,124,000	8,794,230

		22,193,141

Biotechnology - 0.8%
Gilead Sciences, Inc.
1.85%, 09/04/2018	29,619,000	29,917,796

Building Products - 0.0% (F)
Owens Corning
6.50%, 12/01/2016	1,331,000	1,412,778

Capital Markets - 5.4%
Bank of New York Mellon Corp.
1.19%, 08/17/2020, MTN (B)	6,000,000	6,016,704
Deutsche Bank AG
1.64%, 08/20/2020 (B) (C)	40,000,000	40,240,080
Goldman Sachs Group, Inc.
1.52%, 04/30/2018 (B)	8,512,000	8,590,200
7.50%, 02/15/2019, MTN	20,297,000	23,655,808
Lazard Group LLC
6.85%, 06/15/2017	4,141,000	4,438,506
Morgan Stanley
3.00%, 08/31/2017, MTN (B)	1,500,000	1,543,125
5.95%, 12/28/2017, MTN	11,000,000	11,967,296
7.30%, 05/13/2019, MTN	20,474,000	23,877,618
State Street Corp.
1.22%, 08/18/2020 (B)	39,400,000	39,583,289
UBS Group Funding Jersey, Ltd.
1.77%, 09/24/2020 (A) (B)	40,950,000	40,959,746

		200,872,372

Chemicals - 1.5%
ADOP Co.
6.63%, 10/01/2017 (A)	15,000,000	16,320,240
Dow Chemical Co.
8.55%, 05/15/2019	26,611,000	32,003,959
Lubrizol Corp.
8.88%, 02/01/2019	6,310,000	7,642,539

		55,966,738

Construction Materials - 0.8%
CRH America, Inc.
8.13%, 07/15/2018	27,335,000	31,590,868

Consumer Finance - 1.2%
Ally Financial, Inc.
4.75%, 09/10/2018	16,190,000	16,837,600
American Express Credit Corp.
1.39%, 09/14/2020, MTN (B)	9,970,000	10,003,729
Discover Financial Services
6.45%, 06/12/2017	12,678,000	13,579,241
Springleaf Finance Corp.
6.90%, 12/15/2017, MTN	5,000,000	5,262,500

		45,683,070

Diversified Financial Services - 3.3%
Associates Corp. of North America
6.95%, 11/01/2018	16,260,000	18,499,864

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Bear Stearns Cos. LLC
7.25%, 02/01/2018	$ 12,500,000	$ 13,983,438
Denali Borrower LLC / Denali Finance Corp.
5.63%, 10/15/2020 (A)	5,000,000	5,318,750
General Electric Capital Corp.
1.12%, 04/15/2020, MTN (B) (C)	5,100,000	5,121,588
2.30%, 01/14/2019, MTN (C)	17,100,000	17,389,725
Murray Street Investment Trust I
4.65%, 03/09/2017 (G)	8,046,000	8,365,925
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/2018	29,410,000	36,495,251
OMX Timber Finance Investments I LLC
5.42%, 01/29/2020 (A)	17,701,000	19,572,350

		124,746,891

Diversified Telecommunication Services - 2.1%
AT&T, Inc.
1.26%, 06/30/2020 (B)	10,000,000	9,914,600
5.80%, 02/15/2019	16,970,000	18,873,831
Qwest Corp.
8.38%, 05/01/2016	11,007,000	11,360,655
Sprint Capital Corp.
6.90%, 05/01/2019	9,000,000	8,640,000
Telefonica Emisiones SAU
3.19%, 04/27/2018	18,370,000	18,841,172
Verizon Communications, Inc.
2.09%, 09/14/2018 (B)	8,900,000	9,142,863

		76,773,121

Electric Utilities - 3.6%
Entergy Texas, Inc.
7.13%, 02/01/2019 (C)	22,351,000	25,648,197
Exelon Corp.
1.55%, 06/09/2017	26,925,000	26,887,305
Jersey Central Power & Light Co.
5.65%, 06/01/2017	6,850,000	7,264,740
Oncor Electric Delivery Co. LLC
2.15%, 06/01/2019	5,190,000	5,150,245
5.00%, 09/30/2017	7,200,000	7,648,567
6.80%, 09/01/2018	8,000,000	9,036,088
Public Service Co. of Colorado
5.80%, 08/01/2018	18,201,000	20,269,653
Southern California Edison Co.
1.85%, 02/01/2022	24,607,143	24,448,673
Xcel Energy, Inc.
5.61%, 04/01/2017	8,431,000	8,892,816

		135,246,284

Electronic Equipment, Instruments & Components - 0.3%
Avnet, Inc.
6.63%, 09/15/2016	10,729,000	11,191,441

Energy Equipment & Services - 2.7%
Boardwalk Pipelines, LP
5.88%, 11/15/2016	19,745,000	20,339,246
Hiland Partners, LP / Hiland Partners Finance Corp.
7.25%, 10/01/2020 (A)	33,629,000	35,142,305

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Nabors Industries, Inc.
6.15%, 02/15/2018	$ 11,000,000	$ 11,452,793
Transocean, Inc.
5.55%, 12/15/2016	18,816,000	18,716,087
Weatherford International, Ltd.
9.63%, 03/01/2019	14,745,000	15,334,800

		100,985,231

Food Products - 0.8%
ConAgra Foods, Inc.
2.10%, 03/15/2018	22,340,000	22,216,124
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (A)	8,330,000	8,362,404

		30,578,528

Gas Utilities - 0.8%
DTE Gas Co.
5.00%, 10/01/2019	28,400,000	31,283,452

Health Care Equipment & Supplies - 0.4%
Becton Dickinson and Co.
6.38%, 08/01/2019	13,540,000	15,374,778

Health Care Providers & Services - 0.4%
Express Scripts Holding Co.
1.25%, 06/02/2017	15,743,000	15,677,147

Hotels, Restaurants & Leisure - 0.5%
MGM Resorts International
10.00%, 11/01/2016	18,460,000	19,807,765

Household Durables - 0.8%
Meritage Homes Corp.
4.50%, 03/01/2018	16,694,000	16,902,675
Newell Rubbermaid, Inc.
2.05%, 12/01/2017 (C)	4,221,000	4,232,038
2.15%, 10/15/2018	7,000,000	6,994,386

		28,129,099

Insurance - 2.3%
Fidelity National Financial, Inc.
6.60%, 05/15/2017 (C)	17,177,000	18,326,571
Genworth Holdings, Inc.
6.52%, 05/22/2018, MTN	14,490,000	14,906,588
Sirius International Group, Ltd.
6.38%, 03/20/2017 (A)	22,303,000	23,216,352
ZFS Finance USA Trust II
6.45%, 12/15/2065 (A) (B)	30,432,000	30,873,264

		87,322,775

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	15,085,000	15,069,116

Machinery - 0.1%
CNH Industrial Capital LLC
3.88%, 07/16/2018 (A)	3,000,000	3,007,500

Media - 1.9%
Cablevision Systems Corp.
7.75%, 04/15/2018	12,352,000	12,969,600
CCO Safari II LLC
3.58%, 07/23/2020 (A)	20,000,000	20,075,000
CSC Holdings LLC
7.63%, 07/15/2018	2,500,000	2,653,125

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
DISH DBS Corp.
4.25%, 04/01/2018	$ 5,000,000	$ 4,993,750
Sky PLC
9.50%, 11/15/2018 (A)	24,244,000	29,154,307

		69,845,782

Metals & Mining - 1.6%
Glencore Finance Canada, Ltd.
5.80%, 11/15/2016 (A) (C)	4,913,000	4,913,000
Kinross Gold Corp.
3.63%, 09/01/2016 (C)	27,605,000	27,603,841
Novelis, Inc.
8.38%, 12/15/2017	10,000,000	10,075,000
Vale Overseas, Ltd.
6.25%, 01/11/2016	17,000,000	17,105,400

		59,697,241

Multi-Utilities - 1.0%
Consumers Energy Co.
6.70%, 09/15/2019	10,000,000	11,674,790
Dominion Resources, Inc.
5.20%, 08/15/2019	24,954,000	27,479,245

		39,154,035

Oil, Gas & Consumable Fuels - 2.2%
Chesapeake Energy Corp.
3.57%, 04/15/2019 (B) (C)	29,692,500	19,151,662
Enbridge, Inc.
0.98%, 10/01/2016 (B)	19,895,000	19,811,839
Energy Transfer Partners, LP
2.50%, 06/15/2018	7,865,000	7,774,749
Petrobras Global Finance BV
2.00%, 05/20/2016	11,380,000	11,214,990
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.83%, 09/30/2016 (A)	7,889,232	8,097,918
Sunoco Logistics Partners Operations, LP
6.13%, 05/15/2016	17,646,000	18,083,921

		84,135,079

Pharmaceuticals - 1.3%
Actavis Funding SCS
1.59%, 03/12/2020 (B)	8,500,000	8,398,221
Perrigo Co. PLC
1.30%, 11/08/2016	5,823,000	5,759,762
Pfizer, Inc.
6.20%, 03/15/2019	9,565,000	10,889,074
Valeant Pharmaceuticals International, Inc.
5.38%, 03/15/2020 (A)	10,000,000	8,700,000
Zoetis, Inc.
1.88%, 02/01/2018	16,115,000	16,039,517

		49,786,574

Real Estate Investment Trusts - 3.1%
Government Properties Income Trust
3.75%, 08/15/2019	24,795,000	25,210,490
Highwoods Realty, LP
5.85%, 03/15/2017	21,465,000	22,559,307
Hospitality Properties Trust
6.70%, 01/15/2018	13,666,000	14,604,840

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Investment Trusts (continued)
Simon Property Group, LP
10.35%, 04/01/2019	$ 21,362,000	$ 26,619,167
Vereit Operating Partnership, LP
2.00%, 02/06/2017	4,500,000	4,435,650
3.00%, 02/06/2019	22,637,000	21,929,594

		115,359,048

Real Estate Management & Development - 0.8%
First Industrial, LP
5.75%, 01/15/2016	16,570,000	16,693,927
7.50%, 12/01/2017, MTN	11,650,000	12,786,702

		29,480,629

Road & Rail - 1.7%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (A)	23,484,000	24,217,875
7.13%, 10/15/2020 (A)	18,266,000	21,234,225
GATX Financial Corp.
5.80%, 03/01/2016	19,000,000	19,274,322

		64,726,422

Semiconductors & Semiconductor Equipment - 0.8%
KLA-Tencor Corp.
2.38%, 11/01/2017	17,635,000	17,749,081
NXP BV / NXP Funding LLC
3.75%, 06/01/2018 (A)	10,654,000	10,680,635

		28,429,716

Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.
0.60%, 05/06/2019 (B)	15,000,000	14,942,865
Hewlett Packard Enterprise Co.
2.06%, 10/05/2017 (A) (B) (C)	30,000,000	30,050,220

		44,993,085

Tobacco - 1.4%
Altria Group, Inc.
9.70%, 11/10/2018	23,457,000	28,578,789
RJ Reynolds Tobacco Co.
8.13%, 06/23/2019	20,000,000	23,648,680

		52,227,469

Trading Companies & Distributors - 0.7%
International Lease Finance Corp.
6.75%, 09/01/2016 (A)	24,130,000	25,044,913

Wireless Telecommunication Services - 0.3%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	9,700,000	10,663,889

Total Corporate Debt Securities (Cost $2,492,616,203)		2,468,354,178

LOAN ASSIGNMENTS - 1.5%
Food & Staples Retailing - 0.2%
Albertson’s LLC Term Loan B2
5.38%, 03/21/2019 (B)	8,292,407	8,281,005

Food Products - 0.1%
Aramark Services, Inc.
Extended Synthetic Line of Credit 2
0.05%, 07/26/2016 (B)	1,162,083	1,150,462

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)
Aramark Services, Inc. (continued)
Extended Synthetic Line of Credit 3
0.05%, 07/26/2016 (B)	$ 2,730,149	$ 2,702,848

		3,853,310

Health Care Providers & Services - 0.4%
HCA, Inc. Term Loan B5
2.94%, 03/31/2017 (B)	13,230,000	13,224,483

Personal Products - 0.2%
Revlon Consumer Products Corp. Term Loan B
3.25%, 11/20/2017 (B)	8,327,410	8,309,198

Technology Hardware, Storage & Peripherals - 0.6%
Dell, Inc. Term Loan C
3.75%, 10/29/2018 (B)	21,489,507	21,471,606

Total Loan Assignments (Cost $55,066,551)		55,139,602

MORTGAGE-BACKED SECURITIES - 20.2%
7 WTC Depositor LLC Trust
Series 2012-7WTC, Class A
4.08%, 03/13/2031 (A)	10,791,405	11,043,157
BAMLL Commercial Mortgage Securities Trust
Series 2014-FL1, Class B
2.40%, 12/15/2031 (A) (B)	10,000,000	9,991,878
Series 2014-INLD, Class C
2.81%, 12/15/2029 (A) (B)	11,200,000	11,157,799
Series 2014-IP, Class D
2.72%, 06/15/2028 (A) (B)	11,000,000	10,971,515
Banc of America Funding Trust
Series 2010-R4, Class 1A1
5.50%, 07/26/2036 (A)	1,067,134	1,085,756
Banc of America Re-REMIC Trust
Series 2010-UB3, Class A4B1
5.56%, 06/15/2049 (A) (B)	7,970,000	8,353,226
BBCMS Trust
Series 2014-BXO, Class C
2.20%, 08/15/2027 (A) (B)	10,000,000	9,947,684
BCAP LLC Trust
Series 2009-RR13, Class 2A3
5.50%, 02/26/2036 (A) (B)	855,171	869,547
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 (A) (B)	4,044,187	4,250,502
Series 2009-RR6, Class 2A1
2.70%, 08/26/2035 (A) (B)	4,232,249	4,205,594
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 (A) (B)	3,005,530	3,066,729
Series 2010-RR7, Class 5A6
5.50%, 10/26/2036 (A)	3,849,949	3,949,520
Series 2012-RR2, Class 7A3
2.70%, 09/26/2035 (A) (B)	2,878,369	2,887,479
Series 2012-RR4, Class 2A5
1.97%, 04/26/2037 (A) (B)	5,049,460	5,050,196
Series 2012-RR5, Class 6A1
2.88%, 10/26/2035 (A) (B)	3,064,904	3,091,660
BHMS Mortgage Trust
Series 2014-ATLS, Class CFL
2.64%, 07/05/2033 (A) (B)	15,000,000	14,887,539

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BLCP Hotel Trust
Series 2014-CLRN, Class C
2.15%, 08/15/2029 (A) (B)	$ 10,000,000	$ 9,857,337
BNPP Mortgage Securities LLC
Series 2009-1, Class A1
6.00%, 08/27/2037 (A)	1,923,034	1,967,694
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class B
1.95%, 08/15/2026 (A) (B)	15,000,000	14,972,733
Series 2013-BOCA, Class C
2.35%, 08/15/2026 (A) (B)	10,745,000	10,736,603
CD Commercial Mortgage Trust
Series 2007-CD4, Class A1A
5.29%, 12/11/2049 (B)	10,799,485	11,127,572
CDGJ Commercial Mortgage Trust
Series 2014-BXCH, Class C
2.70%, 12/15/2027 (A) (B)	15,000,000	14,774,601
CGWF Commercial Mortgage Trust
Series 2013-RKWH, Class C
2.50%, 11/15/2030 (A) (B)	15,000,000	14,984,557
Citigroup Commercial Mortgage Trust
Series 2014-388G, Class D
1.95%, 06/15/2033 (A) (B)	18,000,000	17,683,848
Series 2014-388G, Class E
2.55%, 06/15/2033 (A) (B)	15,000,000	14,736,546
Citigroup Mortgage Loan Trust
Series 2009-10, Class 6A1
2.90%, 09/25/2034 (A) (B)	1,137,796	1,135,195
Series 2010-8, Class 5A6
4.00%, 11/25/2036 (A)	3,328,900	3,364,400
Series 2010-8, Class 6A6
4.50%, 12/25/2036 (A)	3,250,513	3,302,351
Series 2010-8, Class 6A62
3.50%, 12/25/2036 (A)	2,005,742	2,022,254
Series 2014-A, Class A
4.00%, 01/25/2035 (A) (B)	10,952,611	11,324,644
COMM Mortgage Trust
Series 2014-PAT, Class D
2.35%, 08/13/2027 (A) (B)	15,000,000	14,601,591
Series 2014-PAT, Class E
3.35%, 08/13/2027 (A) (B)	5,000,000	4,939,761
Commercial Mortgage Pass-Through Certificates
Series 2012-MVP, Class A
2.14%, 11/17/2026 (A) (B)	6,362,098	6,357,763
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class A1A
5.36%, 02/15/2040	13,461,918	13,932,383
Series 2007-C4, Class AAB
5.95%, 09/15/2039 (B)	2,684,860	2,734,955
Series 2007-C5, Class A4
5.70%, 09/15/2040 (B)	6,503,906	6,786,475
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C6, Class AJ
5.23%, 12/15/2040 (B)	16,454,904	16,447,721

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust
Series 2010-15R, Class 4A1
3.50%, 04/26/2035 (A) (B)	$ 5,050,686	$ 5,122,351
Series 2010-18R, Class 1A11
2.80%, 08/26/2035 (A) (B)	987,686	981,781
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 (A)	8,764,256	8,822,758
Series 2010-RR2, Class 1B
5.51%, 04/15/2047 (A) (B)	11,000,000	11,436,097
Series 2010-RR4, Class 2B
5.47%, 09/18/2039 (A) (B)	8,250,000	8,423,159
Series 2015-DEAL, Class B
2.05%, 04/15/2029 (A) (B)	16,120,000	15,977,409
Series 2015-DEAL, Class D
3.30%, 04/15/2029 (A) (B)	10,000,000	9,874,317
Series 2015-SAND, Class C
2.35%, 08/15/2030 (A) (B)	4,000,000	4,000,662
Del Coronado Trust
Series 2013-HDC, Class D
2.15%, 03/15/2026 (A) (B)	8,600,000	8,583,817
GP Portfolio Trust
Series 2014-GPP, Class C
2.15%, 02/15/2027 (A) (B)	13,000,000	12,890,106
Series 2014-GPP, Class D
2.95%, 02/15/2027 (A) (B)	10,000,000	9,933,731
GS Mortgage Securities Trust
Series 2013-G1, Class A1
2.06%, 04/10/2031 (A)	9,163,948	9,020,852
Hilton USA Trust
Series 2013-HLF, Class CFL
2.09%, 11/05/2030 (A) (B)	14,703,139	14,593,465
Series 2013-HLF, Class DFL
2.94%, 11/05/2030 (A) (B)	4,976,599	4,973,489
Hyatt Hotel Portfolio Trust
Series 2015-HYT, Class C
2.29%, 11/15/2029 (A) (B)	6,900,000	6,923,295
Impac CMB Trust
Series 2007-A, Class A
0.45%, 05/25/2037 (A) (B)	11,713,414	10,946,550
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.72%, 12/26/2037 (A) (B)	1,787,665	1,778,229
Series 2009-R2, Class 3A
2.68%, 01/26/2047 (A) (B)	556,145	554,779
Series 2009-R7, Class 11A1
2.42%, 03/26/2037 (A) (B)	1,471,323	1,452,869
Series 2009-R7, Class 12A1
2.75%, 08/26/2036 (A) (B)	346,186	343,724
Series 2009-R7, Class 4A1
2.67%, 09/26/2034 (A) (B)	630,169	622,458
Series 2009-R9, Class 1A1
2.41%, 08/26/2046 (A) (B)	4,023,015	4,063,926
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 (A)	225,506	225,901
Series 2010-R3, Class 1A1
2.72%, 03/21/2036 (A) (B)	457,977	457,786
Series 2010-R8, Class 2A1
2.74%, 10/26/2036 (A)	1,825,077	1,834,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-DSTY, Class C
3.80%, 06/10/2027 (A) (B)	$ 10,000,000	$ 10,148,129
Series 2014-FBLU, Class C
2.20%, 12/15/2028 (A) (B)	28,550,000	28,558,351
Series 2014-FBLU, Class D
2.80%, 12/15/2028 (A) (B)	7,195,000	7,195,092
Series 2014-INN, Class C
1.90%, 06/15/2029 (A) (B)	19,365,000	19,289,597
Series 2015-CSMO, Class C
2.45%, 01/15/2032 (A) (B)	15,000,000	14,895,151
JPMorgan Commercial Mortgage-Backed Securities Trust
Series 2009-RR2, Class MLB
5.74%, 06/15/2050 (A) (B)	10,000,000	10,437,746
JPMorgan Re-REMIC Trust
Series 2009-11, Class 1A1
2.61%, 02/26/2037 (A) (B)	3,281,249	3,258,405
Series 2009-7, Class 8A1
2.89%, 01/27/2047 (A) (B)	183,410	183,554
Series 2010-4, Class 7A1
1.99%, 08/26/2035 (A) (B)	852,941	850,954
Series 2010-5, Class 2A2
4.50%, 07/26/2035 (A) (B)	4,551,608	4,688,392
Lehman Brothers Small Balance Commercial
Series 2005-1A, Class A
0.45%, 02/25/2030 (A) (B)	6,540,552	6,140,962
MASTR Alternative Loan Trust
Series 2003-4, Class 1A1
5.00%, 05/25/2018	3,912,733	3,995,836
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4B
5.79%, 08/12/2045 (A) (B)	10,000,000	10,461,928
Series 2010-R4, Class 3A
5.50%, 08/26/2047 (A)	10,038,325	10,286,206
Mortgage Equity Conversion Asset Trust
Series 2010-1A, Class A
4.00%, 07/25/2060 (A) (L)	9,645,099	8,639,115
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054 (A) (B)	6,332,239	6,518,526
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (A) (B)	8,303,449	8,513,851
NorthStar
Series 2013-1A, Class A
2.05%, 08/25/2029 (A) (B)	8,420,033	8,427,934
ORES LLC
Series 2014-LV3, Class A
3.00%, 03/27/2024 (A)	3,046,069	3,042,123
RBSCF Trust
Series 2009-RR2, Class CWB
5.22%, 08/16/2048 (A) (B)	4,000,000	4,095,438
Series 2010-RR3, Class CSCA
5.47%, 09/16/2039 (A)	17,816,862	18,053,798
RBSSP Resecuritization Trust
Series 2013-2, Class 2A1
0.41%, 12/20/2036 (A) (B)	13,452,746	13,005,914

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
SCG Trust
Series 2013-SRP1, Class AJ
2.15%, 11/15/2026 (A) (B)	$ 18,985,000	$ 18,842,835
Series 2013-SRP1, Class B
2.70%, 11/15/2026 (A) (B)	20,000,000	19,997,636
Springleaf Mortgage Loan Trust
Series 2013-2A, Class A
1.78%, 12/25/2065 (A) (B)	2,796,584	2,798,445
Station Place Securitization Trust
Series 2014-4,Class A
2.45%, 12/16/2016 (A) (B)	30,000,000	30,000,000
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.48%, 08/15/2039 (B)	2,917,457	2,926,420
Towd Point Mortgage Trust
Series 2015-4, Class A1B
2.75%, 04/25/2055 (A) (B)	9,813,399	9,832,125
Wells Fargo Mortgage Loan Trust
Series 2010-RR2, Class 1A1
2.46%, 09/27/2035 (A) (B)	1,538,104	1,539,714
Series 2010-RR4, Class 1A1
2.82%, 12/27/2046 (A) (B)	3,447,332	3,463,374
Series 2011-RR3, Class A1
2.71%, 03/27/2037 (A) (B)	9,225,534	9,065,580
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.62%, 06/25/2033 (B)	622,879	628,800

Total Mortgage-Backed Securities (Cost $763,304,544)		756,220,609

MUNICIPAL GOVERNMENT OBLIGATION - 0.2%
Rhode Island - 0.2%
Rhode Island Commerce Corp., Revenue Bonds AGM
6.00%, 11/01/2015 (H)	5,950,000	5,950,654

Total Municipal Government Obligation (Cost $5,950,000)		5,950,654

U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (F)
Federal Home Loan Mortgage Corp.
2.52%, 08/01/2037 (B)	413,477	438,311

Total U.S. Government Agency Obligation (Cost $419,275)		438,311

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (I)	52,059,272	52,059,272

Total Securities Lending Collateral (Cost $52,059,272)		52,059,272

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 0.4%

State Street Bank & Trust Co. 0.01% (I), dated 10/30/2015, to be repurchased at $15,882,988 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $16,201,927.

	$ 15,882,975	$ 15,882,975

Total Repurchase Agreement (Cost $15,882,975)		15,882,975

Total Investments (Cost $3,774,028,016) (J)		3,747,163,496
Net Other Assets (Liabilities) - (0.1)%		(4,040,529)

Net Assets - 100.0%		$ 3,743,122,967

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$393,117,895	$—	$393,117,895
Corporate Debt Securities	—	2,468,354,178	—	2,468,354,178
Loan Assignments	—	55,139,602	—	55,139,602
Mortgage-Backed Securities	—	756,220,609	—	756,220,609
Municipal Government Obligation	—	5,950,654	—	5,950,654
U.S. Government Agency Obligation	—	438,311	—	438,311
Securities Lending Collateral	52,059,272	—	—	52,059,272
Repurchase Agreement	—	15,882,975	—	15,882,975

Total Investments	$52,059,272	$3,695,104,224	$—	$3,747,163,496

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (L)	$—	$—	$—	$8,639,115

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $1,571,116,339, representing 42.0% of the Fund’s net assets.
(B)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $50,995,318. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $18,567,240, representing 0.5% of the Fund’s net assets.
(F)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2015; the maturity date disclosed is the ultimate maturity date.
(H)	Illiquid security. Total aggregate value of illiquid securities is $5,950,654, representing 0.2% of the Fund’s net assets.
(I)	Rate disclosed reflects the yield at October 31, 2015.
(J)	Aggregate cost for federal income tax purposes is $3,774,560,293. Aggregate gross unrealized appreciation and depreciation for all securities is $20,188,691 and $47,585,488, respectively. Net unrealized depreciation for tax purposes is $27,396,797.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Transferred from Level 3 to 2 due to utilizing significant observable inputs, as of prior reporting period the security utilized significant unobservable inputs.

CURRENCY ABBREVIATION:

BRL	Brazilian Real

MUNICIPAL INSURER ABBREVIATION:

AGM	Assured Guaranty Municipal Corp.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 0.9%
AAR Corp.	32,935	$ 747,295
Ducommun, Inc. (A)	24,925	539,377
Triumph Group, Inc.	19,710	918,092

		2,204,764

Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. (A)	19,095	787,478

Auto Components - 0.3%
Modine Manufacturing Co. (A)	72,440	606,323

Banks - 6.0%
Banner Corp.	16,835	826,093
BBCN Bancorp, Inc.	50,685	851,001
Cardinal Financial Corp.	30,555	694,515
Cathay General Bancorp	26,780	838,214
CenterState Banks, Inc.	55,960	815,897
Central Pacific Financial Corp.	37,765	844,425
Chemical Financial Corp.	23,905	811,097
Eagle Bancorp, Inc. (A)	17,780	846,328
Enterprise Financial Services Corp.	22,710	644,056
First BanCorp (A)	194,335	736,530
First Merchants Corp.	29,255	767,359
Hanmi Financial Corp., Class B	30,530	778,515
Heartland Financial USA, Inc.	16,655	613,570
Independent Bank Corp.	40,520	586,730
Popular, Inc.	24,835	734,371
Preferred Bank/Los Angeles CA	18,980	628,428
S&T Bancorp, Inc.	25,565	815,012
Trico Bancshares	25,540	673,234
Umpqua Holdings Corp.	45,760	764,192

		14,269,567

Biotechnology - 0.7%
AMAG Pharmaceuticals, Inc. (A)	23,485	939,400
PDL Biopharma, Inc.	175,630	804,385

		1,743,785

Capital Markets - 1.7%
Cowen Group, Inc., Class A (A) (B)	198,005	833,601
Eaton Vance Corp.	22,215	802,184
Janus Capital Group, Inc. (B)	52,210	810,821
Legg Mason, Inc.	17,700	792,075
Waddell & Reed Financial, Inc., Class A	24,240	895,426

		4,134,107

Chemicals - 1.8%
A. Schulman, Inc. (B)	23,480	842,697
Cabot Corp.	22,060	792,836
Kronos Worldwide, Inc. (B)	92,660	732,014
Minerals Technologies, Inc.	14,905	878,501
Stepan Co.	18,550	981,852

		4,227,900

Commercial Services & Supplies - 3.3%
ABM Industries, Inc.	26,460	751,464
ACCO Brands Corp. (A)	99,600	803,772
Brady Corp., Class A	35,210	801,027
Brink’s Co.	27,365	847,768
Ennis, Inc.	36,885	738,807
Essendant, Inc.	22,985	794,591
Pitney Bowes, Inc. (B)	39,520	816,088

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Quad/Graphics, Inc.	54,645	$ 704,921
R.R. Donnelley & Sons Co.	47,315	798,204
Tetra Tech, Inc.	30,955	832,689

		7,889,331

Communications Equipment - 2.4%
Brocade Communications Systems, Inc.	73,855	769,569
Ciena Corp. (A)	35,350	853,349
Comtech Telecommunications Corp.	26,980	651,837
Harmonic, Inc. (A)	97,850	563,616
NETGEAR, Inc. (A)	26,985	1,117,179
Plantronics, Inc.	15,330	821,995
Polycom, Inc. (A)	62,975	867,795

		5,645,340

Construction & Engineering - 2.4%
AECOM (A)	27,950	823,687
Aegion Corp., Class A (A) (B)	41,500	800,535
Comfort Systems USA, Inc., Class A	26,645	850,775
EMCOR Group, Inc.	16,670	804,828
Jacobs Engineering Group, Inc. (A)	19,045	764,466
KBR, Inc.	44,760	825,374
Tutor Perini Corp. (A)	51,130	857,961

		5,727,626

Consumer Finance - 1.1%
Cash America International, Inc.	27,970	965,804
Navient Corp.	67,130	885,445
Nelnet, Inc., Class A	20,705	740,825

		2,592,074

Containers & Packaging - 1.0%
Avery Dennison Corp.	12,865	835,839
Greif, Inc., Class A	23,700	776,886
Sonoco Products Co.	19,840	846,970

		2,459,695

Diversified Consumer Services - 1.5%
Apollo Education Group, Inc., Class A (A)	75,850	550,671
Capella Education Co.	15,850	715,628
K12, Inc. (A)	56,425	547,887
Regis Corp. (A)	64,110	1,059,097
Strayer Education, Inc. (A)	14,070	744,584

		3,617,867

Diversified Telecommunication Services - 1.2%
Atlantic Tele-Network, Inc.	10,315	788,272
IDT Corp., Class B	38,760	501,942
Inteliquent, Inc.	39,025	808,598
Vonage Holdings Corp. (A)	135,075	819,905

		2,918,717

Electrical Equipment - 0.7%
General Cable Corp. (B)	50,960	784,274
Regal Beloit Corp.	13,590	866,906

		1,651,180

Electronic Equipment, Instruments & Components - 5.0%
Benchmark Electronics, Inc. (A)	35,395	700,113
Celestica, Inc. (A)	54,635	613,005
Checkpoint Systems, Inc.	92,780	693,994
Coherent, Inc. (A)	13,415	727,093
CTS Corp.	30,530	555,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
II-VI, Inc. (A)	45,650	$ 827,178
Ingram Micro, Inc., Class A	27,785	827,437
Insight Enterprises, Inc. (A)	31,955	811,657
Jabil Circuit, Inc.	35,580	817,629
Methode Electronics, Inc.	24,425	814,085
Orbotech, Ltd. (A)	37,305	617,398
Plexus Corp. (A)	20,515	710,229
Rofin-Sinar Technologies, Inc. (A)	25,625	742,100
Sanmina Corp. (A)	34,405	711,151
Tech Data Corp. (A)	11,145	811,245
Vishay Intertechnology, Inc. (B)	76,005	805,653

		11,785,002

Energy Equipment & Services - 3.1%
Atwood Oceanics, Inc. (B)	45,870	759,149
Basic Energy Services, Inc. (A) (B)	211,750	785,592
Ensco PLC, Class A	51,225	851,872
Nabors Industries, Ltd.	71,805	720,922
Newpark Resources, Inc. (A)	139,850	791,551
Noble Corp. PLC (B)	66,490	895,620
Parker Drilling Co. (A)	192,545	550,679
Patterson-UTI Energy, Inc.	53,820	801,380
Pioneer Energy Services Corp. (A)	237,965	549,699
Superior Energy Services, Inc.	47,255	669,131

		7,375,595

Food & Staples Retailing - 0.6%
SpartanNash Co.	27,000	753,300
SUPERVALU, Inc. (A)	114,245	750,590

		1,503,890

Food Products - 0.8%
Dean Foods Co.	46,175	836,229
Lancaster Colony Corp.	8,160	927,955

		1,764,184

Gas Utilities - 0.4%
New Jersey Resources Corp.	27,575	873,576

Health Care Equipment & Supplies - 4.4%
Alere, Inc. (A)	17,515	807,792
Analogic Corp.	8,995	788,142
AngioDynamics, Inc. (A)	48,845	614,470
Anika Therapeutics, Inc. (A)	24,105	928,525
CONMED Corp.	15,245	618,337
Greatbatch, Inc. (A)	15,995	854,933
Hill-Rom Holdings, Inc.	14,290	752,940
ICU Medical, Inc., Class B (A)	7,625	838,521
LeMaitre Vascular, Inc.	43,720	582,350
Meridian Bioscience, Inc.	42,785	813,343
Merit Medical Systems, Inc. (A)	32,285	598,564
Natus Medical, Inc. (A)	19,470	886,469
OraSure Technologies, Inc. (A)	147,715	768,118
SurModics, Inc. (A)	24,490	522,372

		10,374,876

Health Care Providers & Services - 5.8%
Addus HomeCare Corp. (A)	20,225	505,221
Almost Family, Inc. (A)	19,885	822,841
Amedisys, Inc. (A)	18,770	742,917
Amsurg Corp., Class A (A)	10,155	711,764
Chemed Corp.	6,140	965,761

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Healthways, Inc. (A)	72,380	$ 851,913
Kindred Healthcare, Inc.	58,255	780,617
Landauer, Inc. (B)	17,160	677,648
LHC Group, Inc. (A)	16,970	764,753
LifePoint Health, Inc. (A)	11,260	775,589
Magellan Health, Inc. (A)	16,450	878,430
Molina Healthcare, Inc. (A) (B)	11,955	741,210
Owens & Minor, Inc. (B)	22,305	799,634
PharMerica Corp. (A)	27,865	796,103
Select Medical Holdings Corp.	73,415	829,589
Triple-S Management Corp., Class B (A)	30,160	620,994
US Physical Therapy, Inc.	16,765	822,491
VCA, Inc. (A)	13,700	750,349

		13,837,824

Health Care Technology - 1.6%
Computer Programs & Systems, Inc. (B)	17,350	659,474
HMS Holdings Corp. (A)	71,760	755,633
MedAssets, Inc. (A)	35,625	843,600
Omnicell, Inc. (A)	26,750	727,600
Quality Systems, Inc. (B)	57,190	803,519

		3,789,826

Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc.	17,280	786,413
Cheesecake Factory, Inc.	14,130	681,066
Isle of Capri Casinos, Inc. (A)	41,590	795,617
Ruby Tuesday, Inc. (A)	130,945	684,842

		2,947,938

Household Durables - 1.0%
Ethan Allen Interiors, Inc. (B)	29,770	810,042
Tupperware Brands Corp. (B)	14,710	865,978
ZAGG, Inc. (A)	85,065	721,351

		2,397,371

Household Products - 0.3%
Central Garden & Pet Co., Class A (A)	45,440	767,027

Independent Power and Renewable Electricity Producers - 0.3%
NRG Energy, Inc.	54,015	696,253

Insurance - 3.5%
Argo Group International Holdings, Ltd.	13,915	869,966
Aspen Insurance Holdings, Ltd.	16,610	807,412
Assurant, Inc.	10,335	842,613
Assured Guaranty, Ltd.	29,645	813,459
Employers Holdings, Inc.	30,975	819,908
Enstar Group, Ltd. (A)	4,655	734,559
Hanover Insurance Group, Inc.	9,485	799,111
Horace Mann Educators Corp.	24,310	832,374
Maiden Holdings, Ltd.	53,225	827,649
Selective Insurance Group, Inc.	24,530	895,100

		8,242,151

Internet & Catalog Retail - 0.7%
Blue Nile, Inc. (A)	22,900	780,890
Nutrisystem, Inc.	33,940	785,032

		1,565,922

Internet Software & Services - 1.6%
Constant Contact, Inc. (A)	33,635	877,873
DHI Group, Inc. (A)	90,945	823,052

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
Liquidity Services, Inc. (A)	80,940	$ 662,899
Monster Worldwide, Inc. (A) (B)	108,410	679,731
WebMD Health Corp., Class A (A)	19,315	785,348

		3,828,903

IT Services - 2.7%
CACI International, Inc., Class A (A)	10,300	999,512
Convergys Corp. (B)	34,140	876,374
CSG Systems International, Inc.	25,410	851,743
Hackett Group, Inc.	47,880	712,454
ManTech International Corp., Class A	29,875	863,387
Sykes Enterprises, Inc. (A)	29,905	867,245
TeleTech Holdings, Inc.	20,865	607,172
Teradata Corp. (A)	25,845	726,503

		6,504,390

Life Sciences Tools & Services - 2.7%
Affymetrix, Inc. (A)	91,020	837,384
Bio-Rad Laboratories, Inc., Class A (A)	5,460	761,561
Bruker Corp. (A)	42,775	785,777
Cambrex Corp. (A)	19,450	894,117
Charles River Laboratories International, Inc. (A)	12,560	819,414
ICON PLC (A)	11,515	735,463
Luminex Corp. (A)	41,865	761,943
PAREXEL International Corp. (A)	13,135	829,081

		6,424,740

Machinery - 3.1%
AGCO Corp. (B)	18,565	898,360
Blount International, Inc. (A)	97,370	591,036
Briggs & Stratton Corp. (B)	38,525	684,589
Federal Signal Corp.	55,230	831,764
Kadant, Inc.	16,545	680,330
Kennametal, Inc.	31,215	877,766
Meritor, Inc. (A)	76,695	833,675
Timken Co.	28,710	907,236
Wabash National Corp. (A) (B)	76,270	912,952

		7,217,708

Media - 0.3%
Harte-Hanks, Inc.	156,420	664,785

Metals & Mining - 2.3%
Commercial Metals Co.	50,550	726,404
Haynes International, Inc.	18,670	736,532
Kaiser Aluminum Corp. (B)	9,160	744,616
Materion Corp.	24,530	739,579
Reliance Steel & Aluminum Co.	13,075	783,977
Schnitzer Steel Industries, Inc., Class A	48,175	812,230
Steel Dynamics, Inc.	46,145	852,298

		5,395,636

Multi-Utilities - 0.7%
Avista Corp.	25,140	850,989
MDU Resources Group, Inc.	45,265	853,698

		1,704,687

Multiline Retail - 0.3%
Big Lots, Inc.	16,830	775,863

Oil, Gas & Consumable Fuels - 2.0%
Aegean Marine Petroleum Network, Inc.	73,510	573,378
Alon USA Energy, Inc.	51,290	859,107
Cloud Peak Energy, Inc. (A) (B)	272,750	810,068

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc. (B)	220,245	$ 779,667
Green Plains, Inc.	37,225	763,485
Tsakos Energy Navigation, Ltd.	92,970	833,941

		4,619,646

Paper & Forest Products - 1.0%
Domtar Corp.	19,270	794,695
P.H. Glatfelter Co.	37,440	726,336
Schweitzer-Mauduit International, Inc.	22,520	874,226

		2,395,257

Personal Products - 1.4%
Avon Products, Inc. (B)	217,340	875,880
Medifast, Inc. (A)	24,520	685,825
Nu Skin Enterprises, Inc., Class A (B)	21,720	829,921
USANA Health Sciences, Inc. (A)	6,700	861,620

		3,253,246

Pharmaceuticals - 0.7%
SciClone Pharmaceuticals, Inc. (A)	97,115	740,016
Sucampo Pharmaceuticals, Inc., Class A (A)	46,590	901,983

		1,641,999

Professional Services - 1.4%
Heidrick & Struggles International, Inc.	28,140	747,398
Insperity, Inc.	17,570	816,302
Resources Connection, Inc.	39,750	713,513
TrueBlue, Inc. (A)	35,445	1,026,842

		3,304,055

Real Estate Investment Trusts - 8.4%
Agree Realty Corp.	24,520	793,958
Ashford Hospitality Trust, Inc.	114,245	786,006
Corporate Office Properties Trust (B)	34,740	799,020
Corrections Corp. of America	27,560	785,460
DuPont Fabros Technology, Inc.	28,895	927,241
Dynex Capital, Inc. (B)	104,220	690,979
EPR Properties	14,630	831,130
First Potomac Realty Trust	60,905	718,070
Franklin Street Properties Corp.	75,180	783,376
Gladstone Commercial Corp.	38,785	620,948
Government Properties Income Trust (B)	46,545	757,753
Highwoods Properties, Inc.	20,905	908,322
Hospitality Properties Trust	30,075	807,213
Inland Real Estate Corp.	88,225	780,791
Investors Real Estate Trust	102,195	829,823
Lexington Realty Trust	95,555	844,706
Liberty Property Trust, Series C	24,935	848,289
Mack-Cali Realty Corp.	40,415	879,430
MFA Financial, Inc.	107,945	746,979
Piedmont Office Realty Trust, Inc., Class A	44,730	866,867
PS Business Parks, Inc.	10,310	884,495
Saul Centers, Inc.	11,835	663,588
Select Income REIT	40,020	808,404
Senior Housing Properties Trust	46,570	707,398
Two Harbors Investment Corp.	92,655	783,861

		19,854,107

Road & Rail - 0.7%
ArcBest Corp.	29,065	752,784
YRC Worldwide, Inc. (A)	49,920	911,539

		1,664,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 3.3%
Advanced Energy Industries, Inc. (A)	30,850	$ 872,438
Cabot Microelectronics Corp., Class A (A)	17,835	752,102
Cohu, Inc.	52,190	657,072
Fairchild Semiconductor International, Inc., Class A (A)	48,510	809,147
FormFactor, Inc., Class A (A)	79,800	657,552
MKS Instruments, Inc.	22,660	798,538
NeoPhotonics Corp. (A)	106,880	883,898
Sigma Designs, Inc. (A)	98,060	863,909
Synaptics, Inc. (A) (B)	9,490	807,504
Tessera Technologies, Inc.	21,795	762,171

		7,864,331

Software - 0.3%
Rovi Corp. (A) (B)	74,210	679,021

Specialty Retail - 6.5%
Aaron’s, Inc.	19,875	490,316
Abercrombie & Fitch Co., Class A (B)	38,115	807,657
American Eagle Outfitters, Inc. (B)	46,690	713,423
Build-A-Bear Workshop, Inc. (A)	44,620	694,287
Cato Corp., Class A	23,015	869,046
Chico’s FAS, Inc.	50,185	693,557
Children’s Place, Inc.	13,135	704,955
Citi Trends, Inc.	31,315	832,040
DSW, Inc., Class A (B)	31,415	783,490
Express, Inc. (A)	41,230	795,739
Finish Line, Inc., Class A	43,355	807,704
Guess?, Inc. (B)	33,785	711,174
Hibbett Sports, Inc. (A)	22,870	781,239
Kirkland’s, Inc.	32,140	738,899
Rent-A-Center, Inc.	28,780	529,264
Select Comfort Corp. (A)	36,110	765,532
Shoe Carnival, Inc.	30,545	686,346
Stage Stores, Inc.	71,485	695,549
Urban Outfitters, Inc. (A) (B)	29,180	834,548
Vitamin Shoppe, Inc. (A)	21,800	625,442
Zumiez, Inc. (A) (B)	45,610	797,263

		15,357,470

Technology Hardware, Storage & Peripherals - 1.4%
Lexmark International, Inc., Class A	25,530	829,470
Logitech International SA (B)	54,050	797,778
NCR Corp. (A)	30,665	815,689
QLogic Corp. (A)	77,360	959,264

		3,402,201

Textiles, Apparel & Luxury Goods - 1.9%
Culp, Inc.	23,635	709,286
Fossil Group, Inc. (A) (B)	14,830	806,900
Movado Group, Inc.	28,115	723,680
Perry Ellis International, Inc. (A)	28,015	601,482
Steven Madden, Ltd., Class B (A)	23,055	803,467
Wolverine World Wide, Inc.	41,920	778,455

		4,423,270

Thrifts & Mortgage Finance - 0.6%
First Defiance Financial Corp., Class A	15,625	598,437
Flagstar Bancorp, Inc. (A)	38,175	849,012

		1,447,449

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.7%
Kaman Corp.	20,805	$ 809,106
WESCO International, Inc. (A) (B)	18,260	893,462

		1,702,568

Wireless Telecommunication Services - 0.6%
Shenandoah Telecommunications Co.	17,460	816,954
Spok Holdings, Inc.	35,545	640,876

		1,457,830

Total Common Stocks (Cost $246,695,931)		233,980,674

SECURITIES LENDING COLLATERAL - 10.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	23,907,076	23,907,076

Total Securities Lending Collateral (Cost $23,907,076)		23,907,076

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $3,289,015 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $3,359,608.	$ 3,289,012	3,289,012

Total Repurchase Agreement (Cost $3,289,012)		3,289,012

Total Investments (Cost $273,892,019) (D)		261,176,762
Net Other Assets (Liabilities) - (10.1)%		(23,989,707)

Net Assets - 100.0%		$ 237,187,055

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS Investments
Common Stocks	$233,980,674	$—	$—	$233,980,674
Securities Lending Collateral	23,907,076	—	—	23,907,076
Repurchase Agreement	—	3,289,012	—	3,289,012

Total Investments	$257,887,750	$3,289,012	$—	$261,176,762

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $23,127,407. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $273,994,341. Aggregate gross unrealized appreciation and depreciation for all securities is $12,390,811 and $25,208,390, respectively. Net unrealized depreciation for tax purposes is $12,817,579.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 96.7%
Auto Components - 0.9%
Dorman Products, Inc. (A) (B)	110,710	$ 5,167,943

Banks - 9.5%
BancorpSouth, Inc.	233,700	5,826,141
Pinnacle Financial Partners, Inc.	229,337	12,067,713
PrivateBancorp, Inc., Class A	492,070	20,583,288
South State Corp.	174,160	13,497,400

		51,974,542

Biotechnology - 2.6%
Eagle Pharmaceuticals, Inc. (A) (B)	135,250	8,616,778
Repligen Corp. (A)	162,614	5,405,289

		14,022,067

Building Products - 3.6%
AAON, Inc.	235,090	4,812,292
Advanced Drainage Systems, Inc. (B)	369,930	11,623,201
Trex Co., Inc. (A)	79,637	3,111,417

		19,546,910

Communications Equipment - 1.4%
Ruckus Wireless, Inc. (A) (B)	667,070	7,524,550

Diversified Financial Services - 3.5%
MarketAxess Holdings, Inc.	190,330	19,282,332

Diversified Telecommunication Services - 2.0%
Cogent Communications Holdings, Inc. (B)	352,360	10,824,499

Electrical Equipment - 1.9%
EnerSys	173,740	10,596,403

Food Products - 5.1%
Calavo Growers, Inc.	110,160	5,663,326
J&J Snack Foods Corp.	103,740	12,738,235
TreeHouse Foods, Inc. (A)	111,410	9,541,152

		27,942,713

Health Care Equipment & Supplies - 3.2%
Cantel Medical Corp.	189,442	11,230,122
Neogen Corp. (A)	112,800	6,096,840

		17,326,962

Health Care Providers & Services - 3.7%
Aceto Corp.	385,730	11,633,617
Providence Service Corp. (A)	164,260	8,484,029

		20,117,646

Health Care Technology - 2.0%
Medidata Solutions, Inc. (A)	252,100	10,840,300

Hotels, Restaurants & Leisure - 5.7%
Krispy Kreme Doughnuts, Inc. (A)	344,061	4,710,195
Popeyes Louisiana Kitchen, Inc. (A)	248,340	14,016,309
Sonic Corp.	428,770	12,237,096

		30,963,600

Internet Software & Services - 3.2%
Envestnet, Inc. (A) (B)	30,646	915,090
LogMeIn, Inc. (A)	133,160	8,969,658
SPS Commerce, Inc. (A)	106,670	7,661,039

		17,545,787

IT Services - 5.2%
Luxoft Holding, Inc., Class A (A)	88,809	5,918,232
MAXIMUS, Inc., Class A	330,470	22,538,054

		28,456,286

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 6.0%
Cambrex Corp. (A)	315,830	$ 14,518,705
ICON PLC (A)	142,785	9,119,678
PRA Health Sciences, Inc. (A) (B)	261,797	9,173,367

		32,811,750

Machinery - 1.6%
Proto Labs, Inc. (A) (B)	130,650	8,471,346

Oil, Gas & Consumable Fuels - 4.0%
Matador Resources Co. (A) (B)	382,890	9,844,102
PDC Energy, Inc. (A) (B)	196,050	11,829,657

		21,673,759

Pharmaceuticals - 6.0%
Lannett Co., Inc. (A) (B)	92,449	4,138,942
Prestige Brands Holdings, Inc. (A)	311,780	15,280,338
Supernus Pharmaceuticals, Inc. (A) (B)	494,922	8,166,213
Teligent, Inc. (A) (B)	715,995	5,205,283

		32,790,776

Professional Services - 3.5%
WageWorks, Inc. (A)	394,050	18,922,281

Road & Rail - 2.8%
Celadon Group, Inc.	68,476	991,532
Knight Transportation, Inc.	331,399	8,424,163
Saia, Inc. (A)	256,740	6,061,631

		15,477,326

Semiconductors & Semiconductor Equipment - 3.4%
CEVA, Inc. (A)	274,261	6,409,479
Rambus, Inc. (A) (B)	45,800	472,656
Silicon Laboratories, Inc. (A)	238,440	11,914,847

		18,796,982

Software - 4.8%
Ellie Mae, Inc. (A) (B)	254,739	18,590,852
Qualys, Inc. (A) (B)	222,960	7,874,947

		26,465,799

Specialty Retail - 5.5%
Asbury Automotive Group, Inc. (A)	204,690	16,211,448
Monro Muffler Brake, Inc. (B)	183,780	13,630,963

		29,842,411

Textiles, Apparel & Luxury Goods - 5.6%
G-III Apparel Group, Ltd. (A)	297,840	16,408,006
Steven Madden, Ltd., Class B (A)	406,600	14,170,010

		30,578,016

Total Common Stocks (Cost $424,297,023)		527,962,986

SECURITIES LENDING COLLATERAL - 21.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	118,123,790	118,123,790

Total Securities Lending Collateral (Cost $118,123,790)		118,123,790

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 1.7%

State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $9,522,653 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $9,717,791.

	$ 9,522,645	$ 9,522,645

Total Repurchase Agreement (Cost $9,522,645)		9,522,645

Total Investments (Cost $551,943,458) (D)		655,609,421
Net Other Assets (Liabilities) - (20.1)%		(109,801,475)

Net Assets - 100.0%		$ 545,807,946

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$527,962,986	$—	$—	$527,962,986
Securities Lending Collateral	118,123,790	—	—	118,123,790
Repurchase Agreement	—	9,522,645	—	9,522,645

Total Investments	$646,086,776	$9,522,645	$—	$655,609,421

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $115,380,701. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $552,975,096. Aggregate gross unrealized appreciation and depreciation for all securities is $117,249,102 and $14,614,777, respectively. Net unrealized appreciation for tax purposes is $102,634,325.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 99.4%
Airlines - 1.6%
Hawaiian Holdings, Inc. (A)	216,720	$ 7,520,184

Auto Components - 1.5%
American Axle & Manufacturing Holdings, Inc. (A)	319,203	7,073,538

Banks - 15.6%
Ameris Bancorp	141,400	4,454,100
Banc of California, Inc.	475,500	6,200,520
Banner Corp.	142,481	6,991,543
BBCN Bancorp, Inc.	112,163	1,883,217
CenterState Banks, Inc.	380,324	5,545,124
Glacier Bancorp, Inc.	275,260	7,531,113
Great Southern Bancorp, Inc.	108,771	5,256,902
International Bancshares Corp.	224,425	6,048,254
Investors Bancorp, Inc.	600,300	7,509,753
Southwest Bancorp, Inc.	236,126	3,992,891
TriCo Bancshares	223,627	5,894,808
Triumph Bancorp, Inc. (A)	244,574	4,081,940
Wintrust Financial Corp.	135,500	6,841,395

		72,231,560

Biotechnology - 0.9%
AMAG Pharmaceuticals, Inc. (A)	105,100	4,204,000

Building Products - 1.4%
Griffon Corp.	383,769	6,593,151

Capital Markets - 1.3%
Evercore Partners, Inc., Class A	112,670	6,084,180

Chemicals - 0.7%
Cabot Corp.	94,380	3,392,017

Commercial Services & Supplies - 3.7%
Deluxe Corp.	145,600	8,670,480
Multi-Color Corp.	109,300	8,507,912

		17,178,392

Communications Equipment - 3.1%
Ciena Corp. (A)	290,200	7,005,428
Ixia (A)	507,800	7,317,398

		14,322,826

Construction & Engineering - 1.8%
EMCOR Group, Inc.	177,300	8,560,044

Diversified Financial Services - 0.8%
Gain Capital Holdings, Inc., Class A	479,300	3,570,785

Electric Utilities - 1.8%
PNM Resources, Inc.	289,600	8,143,552

Electronic Equipment, Instruments & Components - 1.8%
ePlus, Inc. (A)	96,894	8,179,791

Energy Equipment & Services - 1.5%
Atwood Oceanics, Inc. (B)	187,900	3,109,745
Hornbeck Offshore Services, Inc. (A)	273,130	3,689,986

		6,799,731

Food & Staples Retailing - 1.8%
Ingles Markets, Inc., Class A	167,619	8,370,893

Gas Utilities - 3.7%
ONE Gas, Inc.	178,317	8,709,002
Southwest Gas Corp.	135,900	8,352,414

		17,061,416

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 0.8%
Merit Medical Systems, Inc. (A)	197,410	$ 3,659,981

Health Care Providers & Services - 0.9%
HealthSouth Corp.	120,450	4,195,273

Hotels, Restaurants & Leisure - 1.1%
Jack in the Box, Inc.	69,100	5,150,023

Household Durables - 2.5%
Taylor Morrison Home Corp., Class A (A)	302,700	5,578,761
WCI Communities, Inc. (A)	252,073	6,022,024

		11,600,785

Household Products - 1.5%
Central Garden & Pet Co., Class A (A)	406,015	6,853,533

Insurance - 6.1%
American Equity Investment Life Holding Co.	296,400	7,611,552
Employers Holdings, Inc.	263,305	6,969,683
Selective Insurance Group, Inc.	185,697	6,776,084
Stewart Information Services Corp.	173,400	6,965,478

		28,322,797

Internet & Catalog Retail - 0.9%
1-800-Flowers.com, Inc., Class A (A)	401,049	3,982,417

Internet Software & Services - 2.0%
j2 Global, Inc.	118,800	9,212,940

IT Services - 2.6%
Convergys Corp.	289,589	7,433,750
NeuStar, Inc., Class A (A) (B)	166,900	4,538,011

		11,971,761

Leisure Products - 1.5%
Nautilus, Inc., Class A (A)	401,876	6,847,967

Life Sciences Tools & Services - 1.3%
INC Research Holdings, Inc., Class A (A)	149,460	6,233,977

Machinery - 0.4%
Timken Co.	58,830	1,859,028

Media - 1.4%
Entravision Communications Corp., Class A	764,311	6,695,364

Metals & Mining - 1.1%
Materion Corp.	172,501	5,200,905

Oil, Gas & Consumable Fuels - 1.1%
Alon USA Energy, Inc.	311,600	5,219,300

Paper & Forest Products - 1.1%
Neenah Paper, Inc.	78,700	5,305,167

Pharmaceuticals - 1.1%
Lannett Co., Inc. (A) (B)	116,500	5,215,705

Professional Services - 1.8%
TrueBlue, Inc. (A)	285,738	8,277,830

Real Estate Investment Trusts - 15.8%
DCT Industrial Trust, Inc.	228,900	8,496,768
DuPont Fabros Technology, Inc.	264,900	8,500,641
First Industrial Realty Trust, Inc.	357,100	7,741,928
Mack-Cali Realty Corp.	104,890	2,282,407
Monogram Residential Trust, Inc.	838,657	8,269,158
Pebblebrook Hotel Trust	182,900	6,251,522
RLJ Lodging Trust	258,200	6,478,238
Ryman Hospitality Properties, Inc.	88,480	4,654,048
Sun Communities, Inc.	115,500	7,740,810
Sunstone Hotel Investors, Inc.	480,300	6,945,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Urban Edge Properties	251,480	$ 5,970,135

		73,330,793

Semiconductors & Semiconductor Equipment - 1.0%
Rudolph Technologies, Inc. (A)	362,506	4,636,452

Software - 0.8%
Mentor Graphics Corp.	129,150	3,512,880

Specialty Retail - 4.2%
Asbury Automotive Group, Inc. (A)	81,900	6,486,480
Caleres, Inc.	218,022	6,662,752
Kirkland’s, Inc.	271,647	6,245,165

		19,394,397

Thrifts & Mortgage Finance - 3.6%
First Defiance Financial Corp., Class A	131,127	5,022,164
Northwest Bancshares, Inc.	502,000	6,756,920
WSFS Financial Corp.	146,946	4,668,475

		16,447,559

Trading Companies & Distributors - 1.8%
Aircastle, Ltd.	184,941	4,190,763
MRC Global, Inc. (A) (B)	352,100	4,189,990

		8,380,753

Total Common Stocks (Cost $440,812,384)		460,793,647

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	19,036,686	$ 19,036,686

Total Securities Lending Collateral (Cost $19,036,686)		19,036,686

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $4,846,045 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $4,943,160.	$ 4,846,041	4,846,041

Total Repurchase Agreement (Cost $4,846,041)		4,846,041

Total Investments (Cost $464,695,111) (D)		484,676,374
Net Other Assets (Liabilities) - (4.5)%		(20,993,253)

Net Assets - 100.0%		$ 463,683,121

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$460,793,647	$—	$—	$460,793,647
Securities Lending Collateral	19,036,686	—	—	19,036,686
Repurchase Agreement	—	4,846,041	—	4,846,041

Total Investments	$479,830,333	$4,846,041	$—	$484,676,374

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $18,622,835. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $465,405,755. Aggregate gross unrealized appreciation and depreciation for all securities is $29,819,095 and $10,548,476, respectively. Net unrealized appreciation for tax purposes is $19,270,619.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 98.0%
Aerospace & Defense - 0.7%
Aerovironment, Inc. (A)	85,639	$ 1,975,692
Curtiss-Wright Corp.	33,000	2,295,480
Orbital ATK, Inc.	26,562	2,274,238

		6,545,410

Airlines - 0.8%
American Airlines Group, Inc.	163,485	7,556,277

Auto Components - 1.1%
American Axle & Manufacturing Holdings, Inc. (A)	99,500	2,204,920
Dana Holding Corp.	103,000	1,730,400
Gentex Corp.	78,000	1,278,420
Magna International, Inc., Class A	60,975	3,215,212
Stoneridge, Inc. (A)	136,500	1,732,185

		10,161,137

Banks - 7.6%
Berkshire Hills Bancorp, Inc.	120,431	3,444,326
First Citizens BancShares, Inc., Class A	27,063	6,931,917
First Community Bancshares, Inc.	205,840	3,958,303
First Republic Bank, Class A	37,500	2,449,125
Lakeland Bancorp, Inc., Class A	340,000	3,954,200
Sandy Spring Bancorp, Inc.	157,500	4,331,250
Sterling Bancorp	315,000	4,847,850
SunTrust Banks, Inc.	319,440	13,263,149
Umpqua Holdings Corp.	132,500	2,212,750
United Community Banks, Inc.	115,000	2,318,400
Washington Trust Bancorp, Inc.	55,521	2,154,215
Webster Financial Corp. (B)	445,260	16,519,146
Wilshire Bancorp, Inc.	228,000	2,437,320

		68,821,951

Building Products - 1.1%
Caesarstone Sdot-Yam, Ltd.	155,700	5,528,907
Continental Building Products, Inc. (A)	235,000	4,128,950
Gibraltar Industries, Inc. (A)	10,600	268,392
Quanex Building Products Corp.	6,000	113,220

		10,039,469

Capital Markets - 3.9%
E*TRADE Financial Corp. (A)	540,115	15,398,678
Invesco, Ltd.	262,375	8,702,979
Janus Capital Group, Inc. (B)	158,000	2,453,740
Piper Jaffray Cos. (A)	53,800	1,913,666
Raymond James Financial, Inc. (B)	45,000	2,479,950
Stifel Financial Corp. (A)	64,000	2,843,520
Waddell & Reed Financial, Inc., Class A (B)	47,600	1,758,344

		35,550,877

Chemicals - 2.2%
Albemarle Corp.	210,920	11,288,438
Celanese Corp., Series A	103,720	7,369,306
FutureFuel Corp.	103,500	1,594,935

		20,252,679

Commercial Services & Supplies - 1.5%
HNI Corp.	63,500	2,726,690
KAR Auction Services, Inc.	202,305	7,768,512
Knoll, Inc.	74,000	1,719,760
Tetra Tech, Inc.	56,000	1,506,400

		13,721,362

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment - 2.1%
Ciena Corp. (A) (B)	375,345	$ 9,060,828
Harmonic, Inc. (A)	237,800	1,369,728
Harris Corp.	75,515	5,975,502
KVH Industries, Inc. (A)	298,000	2,920,400

		19,326,458

Construction & Engineering - 2.3%
Comfort Systems USA, Inc., Class A	123,000	3,927,390
EMCOR Group, Inc.	80,300	3,876,884
Granite Construction, Inc.	59,000	1,937,560
KBR, Inc.	609,765	11,244,067

		20,985,901

Consumer Finance - 0.9%
Discover Financial Services	45,855	2,577,968
Synchrony Financial (A) (B)	179,886	5,533,293

		8,111,261

Containers & Packaging - 1.5%
Berry Plastics Group, Inc. (A)	236,330	7,917,055
Crown Holdings, Inc. (A)	110,355	5,853,229

		13,770,284

Diversified Consumer Services - 1.2%
ServiceMaster Global Holdings, Inc. (A)	292,760	10,436,894

Diversified Financial Services - 1.1%
Voya Financial, Inc.	241,345	9,791,367

Diversified Telecommunication Services - 1.6%
Level 3 Communications, Inc. (A)	275,690	14,046,405

Electric Utilities - 1.1%
Exelon Corp.	346,790	9,682,377

Electrical Equipment - 0.4%
Regal Beloit Corp.	61,000	3,891,190

Electronic Equipment, Instruments & Components - 2.3%
Belden, Inc.	34,000	2,177,020
Control4 Corp. (A) (B)	581,000	3,799,740
Daktronics, Inc.	120,000	1,164,000
Orbotech, Ltd. (A)	321,500	5,320,825
Rofin-Sinar Technologies, Inc. (A)	95,810	2,774,658
Universal Display Corp., Class A (A) (B)	82,900	2,844,299
Vishay Intertechnology, Inc. (B)	255,500	2,708,300

		20,788,842

Energy Equipment & Services - 0.7%
Precision Drilling Corp. (B)	1,620,750	6,401,962

Food Products - 0.4%
J&J Snack Foods Corp.	11,000	1,350,690
Pinnacle Foods, Inc.	60,070	2,647,886

		3,998,576

Health Care Equipment & Supplies - 2.9%
AngioDynamics, Inc. (A)	178,000	2,239,240
Boston Scientific Corp. (A)	571,955	10,455,337
DENTSPLY International, Inc.	47,975	2,919,279
Globus Medical, Inc., Class A (A)	351,750	7,861,612
Greatbatch, Inc. (A)	56,657	3,028,317

		26,503,785

Health Care Providers & Services - 4.3%
AMN Healthcare Services, Inc. (A)	104,000	2,950,480
Amsurg Corp., Class A (A)	76,040	5,329,643

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Centene Corp. (A)	80,535	$ 4,790,222
Health Net, Inc. (A)	52,000	3,341,520
HealthSouth Corp.	74,500	2,594,835
Laboratory Corp. of America Holdings (A)	34,870	4,279,944
PharMerica Corp. (A)	92,500	2,642,725
VCA, Inc. (A)	178,365	9,769,051
WellCare Health Plans, Inc. (A) (B)	36,000	3,189,600

		38,888,020

Health Care Technology - 0.3%
Omnicell, Inc. (A)	89,000	2,420,800

Hotels, Restaurants & Leisure - 2.0%
Churchill Downs, Inc.	29,000	4,258,070
MGM Resorts International (A)	587,840	13,632,010

		17,890,080

Household Durables - 2.0%
Harman International Industries, Inc.	26,000	2,858,960
Helen of Troy, Ltd. (A)	31,000	3,075,510
La-Z-Boy, Inc.	102,000	2,912,100
Mohawk Industries, Inc. (A)	30,250	5,913,875
Newell Rubbermaid, Inc.	88,415	3,751,448

		18,511,893

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A (B)	33,500	3,210,975

Independent Power and Renewable Electricity Producers - 0.8%
Dynegy, Inc., Class A (A)	203,344	3,950,974
NRG Energy, Inc.	284,625	3,668,816

		7,619,790

Insurance - 4.6%
Aspen Insurance Holdings, Ltd.	53,000	2,576,330
Endurance Specialty Holdings, Ltd.	33,845	2,136,635
Hartford Financial Services Group, Inc.	90,990	4,209,198
RenaissanceRe Holdings, Ltd.	42,865	4,699,290
Selective Insurance Group, Inc.	209,000	7,626,410
United Fire Group, Inc.	197,743	7,354,062
Validus Holdings, Ltd.	51,000	2,259,300
XL Group PLC, Class A	271,915	10,354,523

		41,215,748

Internet & Catalog Retail - 0.2%
Nutrisystem, Inc.	69,000	1,595,970

Internet Software & Services - 0.3%
Blucora, Inc. (A)	21,600	211,680
IAC/InterActiveCorp	41,500	2,780,915

		2,992,595

IT Services - 0.9%
CoreLogic, Inc. (A)	58,085	2,264,153
Global Payments, Inc.	24,000	3,273,840
Sykes Enterprises, Inc. (A)	94,000	2,726,000

		8,263,993

Life Sciences Tools & Services - 0.4%
Waters Corp. (A)	25,285	3,231,423

Machinery - 5.7%
Allison Transmission Holdings, Inc., Class A	476,230	13,667,801
Altra Industrial Motion Corp.	81,500	2,156,490
Columbus McKinnon Corp.	39,300	734,517

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Douglas Dynamics, Inc.	109,000	$ 2,391,460
ITT Corp.	242,145	9,584,099
Mueller Industries, Inc.	84,000	2,647,680
NN, Inc.	142,202	1,962,388
Oshkosh Corp. (B)	38,500	1,581,965
Stanley Black & Decker, Inc.	66,940	7,094,301
Trinity Industries, Inc. (B)	233,970	6,333,568
Watts Water Technologies, Inc., Class A	59,500	3,239,180

		51,393,449

Media - 1.1%
AMC Networks, Inc., Class A (A) (B)	23,000	1,699,470
Starz, Class A (A)	93,500	3,133,185
TEGNA, Inc.	195,305	5,281,047

		10,113,702

Metals & Mining - 0.9%
Kaiser Aluminum Corp. (B)	34,500	2,804,505
Nucor Corp.	118,690	5,020,587

		7,825,092

Multi-Utilities - 3.4%
Ameren Corp.	94,455	4,125,794
DTE Energy Co.	148,520	12,117,747
NorthWestern Corp. (B)	119,500	6,475,705
PG&E Corp.	154,295	8,239,353

		30,958,599

Oil, Gas & Consumable Fuels - 5.1%
Alon USA Energy, Inc.	30,300	507,525
Energen Corp.	151,820	8,828,333
Gulfport Energy Corp. (A)	77,500	2,361,425
Hess Corp.	195,630	10,996,362
Newfield Exploration Co. (A)	269,705	10,839,444
REX American Resources Corp., Class A (A) (B)	41,000	2,251,310
Valero Energy Corp.	65,320	4,305,895
Western Refining, Inc.	58,500	2,434,770
WPX Energy, Inc. (A) (B)	582,165	3,993,652

		46,518,716

Paper & Forest Products - 1.0%
Domtar Corp.	52,500	2,165,100
International Paper Co.	107,900	4,606,251
P.H. Glatfelter Co.	104,500	2,027,300

		8,798,651

Pharmaceuticals - 0.3%
Nektar Therapeutics (A) (B)	258,433	3,067,600

Professional Services - 0.6%
Heidrick & Struggles International, Inc.	57,500	1,527,200
On Assignment, Inc. (A)	86,000	3,879,460

		5,406,660

Real Estate Investment Trusts - 8.8%
Alexandria Real Estate Equities, Inc.	88,485	7,940,644
BioMed Realty Trust, Inc., Class B	148,500	3,476,385
Brandywine Realty Trust	260,000	3,510,000
Community Healthcare Trust, Inc.	83,900	1,536,209
DiamondRock Hospitality Co.	365,000	4,263,200
DuPont Fabros Technology, Inc.	292,870	9,398,198
Liberty Property Trust, Series C	503,335	17,123,457
National Retail Properties, Inc.	93,500	3,553,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Physicians Realty Trust	229,000	$ 3,659,420
Piedmont Office Realty Trust, Inc., Class A	79,000	1,531,020
SL Green Realty Corp.	92,815	11,009,715
Summit Hotel Properties, Inc.	410,000	5,362,800
Sunstone Hotel Investors, Inc.	526,161	7,608,288

		79,972,336

Real Estate Management & Development - 1.2%
CBRE Group, Inc., Class A (A)	282,925	10,547,444

Road & Rail - 0.6%
AMERCO	12,300	4,997,613

Semiconductors & Semiconductor Equipment - 5.4%
Brooks Automation, Inc., Class A	283,300	3,127,632
Cirrus Logic, Inc. (A)	115,540	3,562,098
Cohu, Inc.	106,100	1,335,799
Entegris, Inc. (A)	260,200	3,338,366
GSI Technology, Inc. (A)	151,700	640,174
Integrated Device Technology, Inc. (A)	212,150	5,409,825
LAM Research Corp.	57,160	4,377,884
Mellanox Technologies, Ltd. (A) (B)	97,970	4,615,367
MKS Instruments, Inc.	67,000	2,361,080
Qorvo, Inc. (A)	62,824	2,759,858
Sigma Designs, Inc. (A)	360,000	3,171,600
Silicon Motion Technology Corp., ADR (B)	169,500	5,388,405
Skyworks Solutions, Inc. (B)	79,570	6,145,987
Xcerra Corp. (A)	438,000	3,039,720

		49,273,795

Software - 1.8%
Activision Blizzard, Inc. (B)	243,405	8,460,758
Electronic Arts, Inc. (A)	78,185	5,634,793
TiVo, Inc. (A)	201,000	1,825,080

		15,920,631

Specialty Retail - 3.5%
Abercrombie & Fitch Co., Class A (B)	148,400	3,144,596
American Eagle Outfitters, Inc. (B)	1,143,745	17,476,424
Express, Inc. (A)	193,000	3,724,900
Finish Line, Inc., Class A	80,300	1,495,989
Foot Locker, Inc.	42,500	2,879,375
Guess?, Inc. (B)	147,000	3,094,350

		31,815,634

Technology Hardware, Storage & Peripherals - 0.8%
QLogic Corp. (A)	72,100	894,040
Western Digital Corp.	88,245	5,896,531

		6,790,571

Textiles, Apparel & Luxury Goods - 1.1%
PVH Corp.	86,195	7,839,435
Steven Madden, Ltd., Class B (A)	61,900	2,157,215

		9,996,650

Thrifts & Mortgage Finance - 1.8%
Dime Community Bancshares, Inc.	154,000	2,671,900
Oritani Financial Corp.	75,500	1,201,960
Provident Financial Services, Inc.	145,500	2,956,560
TrustCo Bank Corp.	189,500	1,180,585
United Financial Bancorp, Inc.	274,608	3,564,412
Washington Federal, Inc.	181,500	4,526,610

		16,102,027

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (A)	128,955	$ 5,351,633

Wireless Telecommunication Services - 0.7%
SBA Communications Corp., Class A (A)	52,190	6,211,654

Total Common Stocks (Cost $799,252,075)		887,288,208

MASTER LIMITED PARTNERSHIP - 0.5%
Capital Markets - 0.5%
Lazard, Ltd., Class A	101,850	4,717,692

Total Master Limited Partnership (Cost $5,192,631)		4,717,692

SECURITIES LENDING COLLATERAL - 10.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	90,170,294	90,170,294

Total Securities Lending Collateral (Cost $90,170,294)		90,170,294

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $15,246,141 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.10%, due 10/17/2022, and with a value of $15,554,907.	$ 15,246,129	15,246,129

Total Repurchase Agreement (Cost $15,246,129)		15,246,129

Total Investments (Cost $909,861,129) (D)		997,422,323
Net Other Assets (Liabilities) - (10.2)%		(92,241,701)

Net Assets - 100.0%		$ 905,180,622

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$887,288,208	$—	$—	$887,288,208
Master Limited Partnership	4,717,692	—	—	4,717,692
Securities Lending Collateral	90,170,294	—	—	90,170,294
Repurchase Agreement	—	15,246,129	—	15,246,129

Total Investments	$982,176,194	$15,246,129	$—	$997,422,323

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $87,648,964. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $913,566,244. Aggregate gross unrealized appreciation and depreciation for all securities is $130,385,381 and $46,529,302, respectively. Net unrealized appreciation for tax purposes is $83,856,079.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 44.1%
Air Freight & Logistics - 0.9%
United Parcel Service, Inc., Class B (A)	3,100	$ 319,362

Airlines - 0.3%
Copa Holdings SA, Class A (A)	2,300	116,196

Automobiles - 1.2%
Ford Motor Co.	27,000	399,870

Banks - 4.0%
JPMorgan Chase & Co. (A)	6,050	388,712
SunTrust Banks, Inc. (A)	7,800	323,856
US Bancorp (A)	7,825	330,059
Wells Fargo & Co.	6,400	346,496

		1,389,123

Biotechnology - 0.8%
Gilead Sciences, Inc.	2,400	259,512

Capital Markets - 1.7%
Ameriprise Financial, Inc.	3,350	386,456
Bank of New York Mellon Corp. (A)	4,900	204,085

		590,541

Chemicals - 0.8%
LyondellBasell Industries NV, Class A (A)	2,900	269,439

Communications Equipment - 0.8%
QUALCOMM, Inc. (A)	4,900	291,158

Consumer Finance - 1.1%
Capital One Financial Corp. (A)	4,600	362,940

Diversified Telecommunication Services - 1.7%
AT&T, Inc. (A)	7,775	260,540
Verizon Communications, Inc.	7,375	345,740

		606,280

Electric Utilities - 1.7%
PPL Corp.	9,700	333,680
Southern Co. (A)	5,300	239,030

		572,710

Electrical Equipment - 0.8%
Eaton Corp. PLC (A)	5,200	290,732

Health Care Equipment & Supplies - 0.6%
Medtronic PLC	3,000	221,760

Health Care Providers & Services - 0.7%
Cardinal Health, Inc.	3,000	246,600

Hotels, Restaurants & Leisure - 0.9%
Wyndham Worldwide Corp. (A)	4,000	325,400

Household Durables - 0.9%
Whirlpool Corp.	1,950	312,273

Household Products - 0.9%
Procter & Gamble Co.	4,100	313,158

Insurance - 4.3%
Allstate Corp.	5,500	340,340
Assured Guaranty, Ltd.	7,325	200,998
MetLife, Inc.	7,900	398,002
Progressive Corp. (A)	7,700	255,101
Prudential Financial, Inc. (A)	3,800	313,500

		1,507,941

Machinery - 1.3%
Stanley Black & Decker, Inc. (A)	4,350	461,013

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 1.1%
National Grid PLC, ADR (A)	5,075	$ 363,370

Multiline Retail - 0.7%
Macy’s, Inc.	4,900	249,802

Oil, Gas & Consumable Fuels - 2.4%
Occidental Petroleum Corp. (A)	4,000	298,160
Royal Dutch Shell PLC, Class B, ADR (A)	1,975	104,063
Valero Energy Corp. (A)	3,575	235,664
Williams Cos., Inc. (A)	5,250	207,060

		844,947

Pharmaceuticals - 5.8%
AstraZeneca PLC, ADR (A)	7,350	234,392
Eli Lilly & Co.	2,775	226,357
Johnson & Johnson (A)	4,375	442,006
Merck & Co., Inc.	5,000	273,300
Novartis AG, ADR	2,725	246,422
Pfizer, Inc.	10,975	371,174
Teva Pharmaceutical Industries, Ltd., ADR	4,000	236,760

		2,030,411

Real Estate Investment Trusts - 0.9%
Annaly Capital Management, Inc.	17,650	175,617
Communications Sales & Leasing, Inc.	7,440	149,470

		325,087

Software - 1.6%
Microsoft Corp.	6,975	367,164
Oracle Corp.	5,000	194,200

		561,364

Specialty Retail - 2.0%
Foot Locker, Inc. (A)	4,275	289,631
Home Depot, Inc.	3,200	395,648

		685,279

Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	6,700	800,650
Seagate Technology PLC (A)	5,000	190,300
Western Digital Corp.	2,600	173,732

		1,164,682

Thrifts & Mortgage Finance - 0.3%
New York Community Bancorp, Inc. (A)	6,750	111,510

Wireless Telecommunication Services - 0.6%
Rogers Communications, Inc., Class B	5,000	199,000

Total Common Stocks (Cost $15,800,127)		15,391,460

PREFERRED STOCKS - 18.4%
Banks - 5.7%
Banc of California, Inc. Series D, 7.38%	10,000	260,100
Bank of America Corp. Series W, 6.63% (A)	13,000	345,020
Citigroup, Inc.
Series J, 7.13% (A) (B)	12,000	330,840
First Republic Bank 7.00% (A)	21,000	575,400
JPMorgan Chase & Co.
Series T, 6.70% (A)	12,800	345,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
PREFERRED STOCKS (continued)
Banks (continued)
TCF Financial Corp.
Series B, 6.45% (A)	5,000	$ 127,000

		1,983,960

Consumer Finance - 2.4%
Capital One Financial Corp.
Series D, 6.70% (A) (H)	20,000	544,200
Discover Financial Services
Series B, 6.50%	10,900	290,921

		835,121

Insurance - 5.0%
Allstate Corp.
Series C, 6.75%	20,000	545,200
Aspen Insurance Holdings, Ltd. 7.25%	8,000	213,280
Kemper Corp. 7.38% (A)	19,484	538,538
Maiden Holdings North America, Ltd. 7.75%	15,600	423,072
Maiden Holdings, Ltd.
Series A, 8.25% (A)	1,400	37,156

		1,757,246

Real Estate Investment Trusts - 5.3%
Colony Capital, Inc.
Series B, 7.50%	8,250	199,403
Corporate Office Properties Trust
Series L, 7.38%	15,250	392,992
Digital Realty Trust, Inc.
Series H, 7.38% (A)	14,000	384,300
DuPont Fabros Technology, Inc.
Series B, 7.63%	10,000	255,000
NorthStar Realty Finance Corp.
Series E, 8.75%	10,350	248,917
Taubman Centers, Inc.
Series J, 6.50% (A)	14,000	358,540

		1,839,152

Total Preferred Stocks (Cost $6,241,992)		6,415,479

INVESTMENT COMPANY - 0.3%
International Equity Fund - 0.3%
Cushing Renaissance Fund	6,875	114,813

Total Investment Company (Cost $185,923)		114,813

	Principal	Value
CORPORATE DEBT SECURITIES - 36.4%
Aerospace & Defense - 1.0%
Triumph Group, Inc.
5.25%, 06/01/2022	$ 400,000	359,500

Airlines - 0.9%
United Continental Holdings, Inc.
6.38%, 06/01/2018	300,000	317,250

Auto Components - 1.3%
Cooper Tire & Rubber Co.
8.00%, 12/15/2019	300,000	338,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Auto Components (continued)
Titan International, Inc.
6.88%, 10/01/2020 (A)	$ 131,000	$ 110,695

		448,945

Banks - 0.8%
Wells Fargo & Co.
7.98%, 03/15/2018 (B) (C)	250,000	266,250

Chemicals - 0.7%
Blue Cube Spinco, Inc.
9.75%, 10/15/2023 (D)	240,000	258,600

Commercial Services & Supplies - 0.9%
ADT Corp.
6.25%, 10/15/2021 (A)	300,000	324,000

Construction Materials - 1.2%
Vulcan Materials Co.
7.50%, 06/15/2021	350,000	414,750

Consumer Finance - 1.1%
Navient Corp.
7.25%, 01/25/2022, MTN	400,000	394,000

Diversified Financial Services - 1.5%
Credit Acceptance Corp.
7.38%, 03/15/2023 (D)	200,000	207,000
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
6.00%, 08/01/2020	300,000	313,125

		520,125

Diversified Telecommunication Services - 1.1%
Frontier Communications Corp.
8.50%, 04/15/2020	135,000	139,050
10.50%, 09/15/2022 (D)	250,000	259,375

		398,425

Energy Equipment & Services - 2.5%
Regency Energy Partners, LP / Regency Energy Finance Corp.
6.50%, 07/15/2021	300,000	310,500
SEACOR Holdings, Inc.
7.38%, 10/01/2019 (A)	443,000	447,430
SESI LLC
7.13%, 12/15/2021	125,000	121,416

		879,346

Food Products - 1.5%
Post Holdings, Inc.
7.38%, 02/15/2022	500,000	526,800

Gas Utilities - 0.8%
Sabine Pass LNG, LP
6.50%, 11/01/2020 (A)	275,000	277,063

Health Care Providers & Services - 1.8%
CHS / Community Health Systems, Inc.
8.00%, 11/15/2019	303,000	315,120
HealthSouth Corp.
7.75%, 09/15/2022	300,000	312,000

		627,120

Hotels, Restaurants & Leisure - 1.2%
Viking Cruises, Ltd.
8.50%, 10/15/2022 (D)	400,000	435,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables - 1.8%
Meritage Homes Corp.
7.00%, 04/01/2022	$ 353,000	$ 386,535
Toll Brothers Finance Corp.
4.88%, 11/15/2025	250,000	249,687

		636,222

Machinery - 0.9%
Meritor, Inc.
6.75%, 06/15/2021	300,000	296,250

Media - 2.3%
Cablevision Systems Corp.
8.63%, 09/15/2017	400,000	425,000
DISH DBS Corp.
7.88%, 09/01/2019	350,000	384,051

		809,051

Metals & Mining - 1.1%
Kaiser Aluminum Corp.
8.25%, 06/01/2020	353,000	376,828

Multiline Retail - 1.2%
Dillard’s, Inc.
7.88%, 01/01/2023	350,000	413,630

Oil, Gas & Consumable Fuels - 0.7%
PBF Holding Co. LLC / PBF Finance Corp.
8.25%, 02/15/2020 (A)	225,000	236,250

Paper & Forest Products - 1.0%
Boise Cascade Co.
6.38%, 11/01/2020	336,000	347,760

Pharmaceuticals - 0.6%
Endo, Ltd. / Endo Finance LLC
6.00%, 07/15/2023 (D)	200,000	200,000

Professional Services - 0.9%
Block Financial LLC
5.25%, 10/01/2025	300,000	306,129

Real Estate Management & Development - 1.4%
Mobile Mini, Inc.
7.88%, 12/01/2020	480,000	499,200

Road & Rail - 1.2%
Hertz Corp.
6.75%, 04/15/2019	400,000	410,500

Specialty Retail - 3.3%
Foot Locker, Inc.
8.50%, 01/15/2022	280,000	330,400

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail (continued)
L Brands, Inc.
7.00%, 05/01/2020	$ 400,000	$ 458,252
Rent-A-Center, Inc.
6.63%, 11/15/2020 (A)	375,000	352,500

		1,141,152

Trading Companies & Distributors - 0.8%
United Rentals North America, Inc.
7.63%, 04/15/2022	50,000	54,256
8.25%, 02/01/2021	201,000	211,552

		265,808

Wireless Telecommunication Services - 0.9%
T-Mobile USA, Inc.
6.63%, 11/15/2020	300,000	309,000

Total Corporate Debt Securities (Cost $12,888,153)		12,694,954

	Shares	Value
SECURITIES LENDING COLLATERAL - 26.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (E)	9,163,502	9,163,502

Total Securities Lending Collateral (Cost $9,163,502)		9,163,502

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.01% (E), dated 10/30/2015, to be repurchased at $557,879 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 12/15/2027, and with a value of $570,675.	$ 557,878	557,878

Total Repurchase Agreement (Cost $557,878)		557,878

Total Investments (Cost $44,837,575) (F)		44,338,086
Net Other Assets (Liabilities) - (27.0)%		(9,413,800)

Net Assets - 100.0%		$ 34,924,286

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$15,391,460	$—	$—	$15,391,460
Preferred Stocks	6,415,479	—	—	6,415,479
Investment Company	114,813	—	—	114,813
Corporate Debt Securities	—	12,694,954	—	12,694,954
Securities Lending Collateral	9,163,502	—	—	9,163,502
Repurchase Agreement	—	557,878	—	557,878

Total Investments	$31,085,254	$13,252,832	$—	$44,338,086

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION (continued):

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Preferred Stocks (H)	$—	$544,200	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $8,959,267. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $1,359,975, representing 3.9% of the Fund’s net assets.
(E)	Rate disclosed reflects the yield at October 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $44,835,814. Aggregate gross unrealized appreciation and depreciation for all securities is $905,617 and $1,403,345, respectively. Net unrealized depreciation for tax purposes is $497,728.
(G)	The Fund recognizes transfers between Levels at the end of the reporting period. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets, which were not available on October 31, 2014.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 16.0%
Ally Auto Receivables Trust
Series 2015-2, Class A3
1.49%, 11/15/2019	$ 2,000,000	$ 2,002,670
American Express Credit Account Master Trust
Series 2014-3, Class A
1.49%, 04/15/2020	825,000	829,124
AmeriCredit Automobile Receivables Trust
Series 2013-1, Class C
1.57%, 01/08/2019	1,000,000	1,001,584
Series 2013-3, Class D
3.00%, 07/08/2019	2,000,000	2,025,220
Atrium XII
Series 12A, Class F
7.50%, 10/22/2026 (A) (B) (C)	2,000,000	1,704,792
Avis Budget Rental Car Funding AESOP LLC
Series 2014-1A, Class A
2.46%, 07/20/2020 (B)	1,100,000	1,112,705
Series 2015-1A, Class A
2.50%, 07/20/2021 (B)	1,000,000	1,004,962
BA Credit Card Trust
Series 2015-A2, Class A
1.36%, 09/15/2020	362,000	361,608
Capital Auto Receivables Asset Trust
Series 2015-2, Class A3
1.73%, 09/20/2019	1,725,000	1,721,641
CarMax Auto Owner Trust
Series 2014-2, Class C
2.08%, 01/15/2020	206,000	205,542
Chase Issuance Trust
Series 2014-A5, Class A5
0.57%, 04/15/2021 (A)	225,000	223,965
Citibank Credit Card Issuance Trust
Series 2013-A7, Class A7
0.63%, 09/10/2020 (A)	2,000,000	2,003,850
DB Master Finance LLC
Series 2015-1A, Class A2II
3.98%, 02/20/2045 (B)	176,115	176,352
Dell Equipment Finance Trust
Series 2015-1, Class A3
1.30%, 03/23/2020 (B)	278,000	276,604
Discover Card Execution Note Trust
Series 2013-A6, Class A6
0.65%, 04/15/2021 (A)	2,000,000	1,997,047
Series 2014-A3, Class A3
1.22%, 10/15/2019	2,000,000	2,005,009
Ford Credit Auto Owner Trust
Series 2015-1, Class A
2.12%, 07/15/2026 (B)	1,000,000	1,003,966
Series 2015-2, Class A
2.44%, 01/15/2027 (B)	1,900,000	1,916,847
Honda Auto Receivables Owner Trust
Series 2013-3, Class A4
1.13%, 09/16/2019	2,000,000	2,003,231
Hyundai Auto Lease Securitization Trust
Series 2015-B, Class A3
1.40%, 11/15/2018 (B)	708,000	708,439
Hyundai Auto Receivables Trust
Series 2015-B, Class C
2.30%, 07/15/2022	1,000,000	1,000,249

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust (continued)
Series 2015-C, Class C
2.55%, 11/15/2021	$ 1,000,000	$ 1,003,548
Nissan Auto Lease Trust
Series 2014-A, Class A4
1.04%, 10/15/2019	61,000	60,980
OHA Credit Partners XI, Ltd.
Series 2015-11A, Class F
1.00%, 10/20/2028 (A) (B) (D)	2,000,000	1,805,287
Sierra Timeshare Receivables Funding LLC
Series 2015-2A, Class A
2.43%, 06/20/2032 (B)	712,459	705,726
Synchrony Credit Card Master Note Trust
Series 2014-1, Class A
1.61%, 11/15/2020	629,000	630,430
Wendys Funding LLC
Series 2015-1A, Class A23
4.50%, 06/15/2045 (B)	257,000	256,321
Series 2015-1A, Class A2I
3.37%, 06/15/2045 (B)	1,128,000	1,129,643
Series 2015-1A, Class A2II
4.08%, 06/15/2045 (B)	1,500,000	1,508,365

Total Asset-Backed Securities (Cost $32,378,575)		32,385,707

CORPORATE DEBT SECURITIES - 45.0%
Aerospace & Defense - 0.6%
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (B)	1,000,000	1,011,475
Orbital ATK, Inc.
5.50%, 10/01/2023 (B) (E)	251,000	262,295

		1,273,770

Airlines - 0.4%
Allegiant Travel Co.
5.50%, 07/15/2019	315,000	321,615
United Airlines Pass-Through Trust
5.38%, 02/15/2023	504,849	521,888

		843,503

Automobiles - 0.2%
Hyundai Capital America
2.40%, 10/30/2018 (B)	400,000	400,088

Banks - 11.4%
Bank of America Corp.
1.70%, 08/25/2017, MTN	1,215,000	1,218,685
6.11%, 01/29/2037	350,000	405,677
Barclays PLC
6.63%, 09/15/2019 (A) (E) (F)	900,000	888,138
BNP Paribas SA
7.38%, 08/19/2025 (A) (B) (E) (F)	1,575,000	1,630,125
Citigroup, Inc.
4.40%, 06/10/2025	472,000	477,095
Credit Agricole SA
4.38%, 03/17/2025 (B)	790,000	778,883
7.88%, 01/23/2024 (A) (B) (F)	2,000,000	2,052,246
Discover Bank
2.00%, 02/21/2018	250,000	248,127
3.10%, 06/04/2020	800,000	809,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Fifth Third Bancorp
2.88%, 07/27/2020	$ 500,000	$ 503,407
First Horizon National Corp.
3.50%, 12/15/2020	388,000	386,680
HSBC Holdings PLC
5.63%, 01/17/2020 (A) (E) (F)	1,900,000	1,898,812
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (B)	790,000	791,273
7.70%, 09/17/2025 (A) (B) (E) (F)	626,000	633,042
JPMorgan Chase & Co.
2.55%, 10/29/2020	500,000	498,000
Lloyds Banking Group PLC
7.50%, 06/27/2024 (A) (F)	1,900,000	2,018,750
Nordea Bank AB
5.50%, 09/23/2019 (A) (B) (E) (F)	1,500,000	1,473,000
Regions Financial Corp.
7.38%, 12/10/2037 (E)	525,000	667,082
Royal Bank of Scotland Group PLC
8.00%, 08/10/2025 (A) (E) (F)	550,000	574,750
Royal Bank of Scotland NV
4.65%, 06/04/2018 (E)	817,000	846,414
Societe Generale SA
7.88%, 12/18/2023 (A) (B) (E) (F)	1,500,000	1,504,695
8.00%, 09/29/2025 (A) (B) (E) (F)	506,000	511,222
Standard Chartered PLC
2.25%, 04/17/2020 (B) (E)	300,000	295,392
6.50%, 04/02/2020 (A) (B) (E) (F)	2,000,000	1,973,688

		23,084,533

Beverages - 0.5%
Coca-Cola Co.
0.88%, 10/27/2017	500,000	498,982
Pernod Ricard SA
2.95%, 01/15/2017 (B)	595,000	604,156

		1,103,138

Biotechnology - 1.1%
AbbVie, Inc.
2.50%, 05/14/2020	1,120,000	1,107,409
Biogen, Inc.
2.90%, 09/15/2020	555,000	559,881
Celgene Corp.
2.13%, 08/15/2018	555,000	559,242

		2,226,532

Building Products - 0.1%
Building Materials Corp. of America
6.00%, 10/15/2025 (B) (E)	171,000	181,688

Capital Markets - 3.1%
Credit Suisse Group AG
7.50%, 12/11/2023 (A) (B) (F)	600,000	633,414
Deutsche Bank AG
7.50%, 04/30/2025 (A) (E) (F)	1,400,000	1,333,500
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	450,000	502,112
Morgan Stanley
5.00%, 11/24/2025	490,000	524,307
UBS AG
1.80%, 03/26/2018, MTN	1,228,000	1,229,827
7.63%, 08/17/2022	1,300,000	1,503,554

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS Group Funding Jersey, Ltd.
2.95%, 09/24/2020 (B)	$ 500,000	$ 500,255

		6,226,969

Chemicals - 1.4%
Airgas, Inc.
3.05%, 08/01/2020	179,000	181,095
Consolidated Energy Finance SA
6.75%, 10/15/2019 (B)	200,000	199,000
Ecolab, Inc.
1.45%, 12/08/2017	1,205,000	1,201,485
NOVA Chemicals Corp.
5.00%, 05/01/2025 (B)	215,000	215,000
Praxair, Inc.
2.25%, 09/24/2020	500,000	499,134
RPM International, Inc.
5.25%, 06/01/2045	315,000	296,163
Tronox Finance LLC
7.50%, 03/15/2022 (B)	260,000	183,950

		2,775,827

Communications Equipment - 0.4%
Harris Corp.
2.70%, 04/27/2020	640,000	628,856
4.85%, 04/27/2035	235,000	228,370

		857,226

Construction & Engineering - 0.3%
Great Lakes Dredge & Dock Corp.
7.38%, 02/01/2019	319,000	309,430
Weekley Homes LLC / Weekley Finance Corp.
6.00%, 02/01/2023	330,000	316,800

		626,230

Construction Materials - 0.1%
CRH America, Inc.
3.88%, 05/18/2025 (B)	250,000	250,884

Consumer Finance - 0.7%
Ally Financial, Inc.
5.13%, 09/30/2024 (E)	505,000	532,118
Altice US Finance I Corp.
5.38%, 07/15/2023 (B) (E)	330,000	333,960
Enova International, Inc.
9.75%, 06/01/2021	510,000	432,225
Navient Corp.
5.88%, 10/25/2024	125,000	111,563

		1,409,866

Containers & Packaging - 0.3%
Crown Cork & Seal Co., Inc.
7.38%, 12/15/2026	455,000	496,519
Sealed Air Corp.
5.13%, 12/01/2024 (B) (E)	54,000	55,485

		552,004

Distributors - 0.1%
H&E Equipment Services, Inc.
7.00%, 09/01/2022 (E)	220,000	223,300

Diversified Financial Services - 0.9%
Credit Acceptance Corp.
7.38%, 03/15/2023 (B)	310,000	320,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Drawbridge Special Opportunities Fund, LP / Drawbridge Special Opportunities Finance
5.00%, 08/01/2021 (B)	$ 300,000	$ 294,000
Fly Leasing, Ltd.
6.75%, 12/15/2020 (E)	300,000	315,000
National Rural Utilities Cooperative Finance Corp.
1.10%, 01/27/2017	400,000	400,718
2.30%, 11/01/2020	130,000	129,658
Quicken Loans, Inc.
5.75%, 05/01/2025 (B)	430,000	426,775

		1,887,001

Diversified Telecommunication Services - 2.2%
Altice Financing SA
6.50%, 01/15/2022 (B) (E)	330,000	334,125
AT&T, Inc.
5.80%, 02/15/2019	1,115,000	1,240,090
CenturyLink, Inc.
5.63%, 04/01/2025	400,000	359,000
Cogent Communications Group, Inc.
5.38%, 03/01/2022 (B)	330,000	325,050
Frontier Communications Corp.
11.00%, 09/15/2025 (B)	470,000	492,616
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	400,000	436,000
Intelsat Jackson Holdings SA
7.50%, 04/01/2021 (E)	330,000	297,825
Verizon Communications, Inc.
4.86%, 08/21/2046	780,000	746,696
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (B) (E)	320,000	320,000

		4,551,402

Electric Utilities - 0.8%
Exelon Corp.
2.85%, 06/15/2020	1,000,000	1,000,796
Talen Energy Supply LLC
6.50%, 06/01/2025 (B) (E)	335,000	297,313
Terraform Global Operating LLC
9.75%, 08/15/2022 (B) (E)	300,000	268,500

		1,566,609

Electrical Equipment - 0.4%
EnerSys
5.00%, 04/30/2023 (B)	525,000	532,875
General Cable Corp.
5.75%, 10/01/2022	240,000	207,000

		739,875

Electronic Equipment, Instruments & Components - 0.1%
Belden, Inc.
5.25%, 07/15/2024 (B) (E)	330,000	308,550

Energy Equipment & Services - 0.8%
Bristow Group, Inc.
6.25%, 10/15/2022 (E)	300,000	261,000
Genesis Energy, LP / Genesis Energy Finance Corp.
5.63%, 06/15/2024	365,000	322,569
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.00%, 10/01/2022	810,000	787,195

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Sabine Pass Liquefaction LLC
6.25%, 03/15/2022	$ 300,000	$ 297,750

		1,668,514

Food & Staples Retailing - 0.1%
SUPERVALU, Inc.
7.75%, 11/15/2022 (E)	300,000	295,110

Food Products - 1.0%
Dean Foods Co.
6.50%, 03/15/2023 (B)	310,000	327,050
JBS USA LLC / JBS USA Finance, Inc.
5.88%, 07/15/2024 (B) (E)	325,000	318,500
Kraft Heinz Foods Co.
5.20%, 07/15/2045 (B)	330,000	349,857
Tyson Foods, Inc.
2.65%, 08/15/2019	1,120,000	1,128,764

		2,124,171

Health Care Equipment & Supplies - 0.4%
ConvaTec Finance International SA
8.25%, 01/15/2019 Cash Rate 8.25% (B) (G)	300,000	299,250
Greatbatch, Ltd.
9.13%, 11/01/2023 (B)	165,000	168,094
Universal Hospital Services, Inc.
7.63%, 08/15/2020	355,000	338,581

		805,925

Health Care Providers & Services - 1.3%
Anthem, Inc.
2.25%, 08/15/2019	830,000	824,515
Cardinal Health, Inc.
2.40%, 11/15/2019 (E)	415,000	416,475
DaVita HealthCare Partners, Inc.
5.13%, 07/15/2024	685,000	695,275
HCA, Inc.
5.38%, 02/01/2025	670,000	687,587

		2,623,852

Hotels, Restaurants & Leisure - 1.7%
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope
8.00%, 10/01/2020	330,000	327,525
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 07/01/2019 (B)	330,000	341,550
Golden Nugget Escrow, Inc.
8.50%, 12/01/2021 (B)	330,000	341,550
International Game Technology PLC
6.25%, 02/15/2022 (B)	350,000	341,250
Interval Acquisition Corp.
5.63%, 04/15/2023 (B)	330,000	338,250
PF Chang’s China Bistro, Inc.
10.25%, 06/30/2020 (B)	280,000	260,400
Sabre GLBL, Inc.
5.38%, 04/15/2023 (B)	340,000	345,100
Scientific Games International, Inc.
7.00%, 01/01/2022 (B) (E)	430,000	432,150
Viking Cruises, Ltd.
6.25%, 05/15/2025 (B)	330,000	324,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
WMG Acquisition Corp.
6.00%, 01/15/2021 (B) (E)	$ 330,000	$ 339,900

		3,391,900

Independent Power and Renewable Electricity Producers - 0.6%
AES Corp.
5.50%, 03/15/2024 (E)	550,000	519,750
Dynegy, Inc.
7.38%, 11/01/2022	170,000	170,425
NRG Energy, Inc.
6.25%, 07/15/2022	530,000	487,600

		1,177,775

Industrial Conglomerates - 0.4%
Danaher Corp.
1.65%, 09/15/2018	230,000	230,869
3.35%, 09/15/2025 (E)	250,000	255,964
Opal Acquisition, Inc.
8.88%, 12/15/2021 (B)	325,000	288,843

		775,676

Insurance - 0.4%
Pricoa Global Funding I
1.35%, 08/18/2017 (B)	325,000	325,129
XLIT, Ltd.
4.45%, 03/31/2025	400,000	399,927

		725,056

Internet & Catalog Retail - 0.2%
NetFlix, Inc.
5.88%, 02/15/2025 (B)	330,000	348,975

Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	1,120,000	1,128,159

Machinery - 0.1%
ATS Automation Tooling Systems, Inc.
6.50%, 06/15/2023 (B)	200,000	205,000

Media - 1.5%
Altice Luxembourg SA
7.75%, 05/15/2022 (B)	330,000	317,625
Cable One, Inc.
5.75%, 06/15/2022 (B)	330,000	338,250
CCO Safari II LLC
3.58%, 07/23/2020 (B)	300,000	301,125
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	330,000	339,900
Expo Event Transco, Inc.
9.00%, 06/15/2021 (B)	330,000	330,000
Lee Enterprises, Inc.
9.50%, 03/15/2022 (B)	330,000	313,912
Numericable-SFR SAS
6.00%, 05/15/2022 (B)	330,000	330,825
Regal Entertainment Group
5.75%, 03/15/2022	59,000	60,918
Sirius XM Radio, Inc.
5.38%, 04/15/2025 (B)	330,000	337,837
Time, Inc.
5.75%, 04/15/2022 (B)	360,000	360,000

		3,030,392

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 1.0%
AK Steel Corp.
8.75%, 12/01/2018	$ 300,000	$ 288,690
Allegheny Technologies, Inc.
5.95%, 01/15/2021	375,000	330,000
ArcelorMittal
7.00%, 02/25/2022 (E)	325,000	307,938
FMG Resources Pty, Ltd.
9.75%, 03/01/2022 (B) (E)	300,000	298,500
Goldcorp, Inc.
3.63%, 06/09/2021	300,000	294,192
Steel Dynamics, Inc.
5.13%, 10/01/2021	425,000	421,812
Teck Resources, Ltd.
2.50%, 02/01/2018	200,000	170,500

		2,111,632

Multiline Retail - 0.3%
Conn’s, Inc.
7.25%, 07/15/2022 (E)	185,000	176,675
Target Corp.
2.30%, 06/26/2019	400,000	408,184

		584,859

Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp.
6.45%, 09/15/2036	290,000	326,252
Baytex Energy Corp.
5.63%, 06/01/2024 (B) (E)	430,000	354,750
BP Capital Markets PLC
3.54%, 11/04/2024 (E)	415,000	420,997
Carrizo Oil & Gas, Inc.
6.25%, 04/15/2023	232,000	220,690
Columbia Pipeline Group, Inc.
2.45%, 06/01/2018 (B)	1,000,000	1,001,431
ConocoPhillips Co.
1.50%, 05/15/2018	400,000	399,683
Energy Transfer Equity, LP
7.50%, 10/15/2020	295,000	317,184
Enterprise Products Operating LLC
3.20%, 02/01/2016 (E)	800,000	803,672
EP Energy LLC / Everest Acquisition Finance, Inc.
6.38%, 06/15/2023 (E)	255,000	191,887
7.75%, 09/01/2022	139,000	107,030
Halcon Resources Corp.
8.63%, 02/01/2020 (B) (E)	410,000	353,625
Hilcorp Energy I, LP / Hilcorp Finance Co.
5.00%, 12/01/2024 (B)	250,000	226,250
MEG Energy Corp.
6.38%, 01/30/2023 (B)	270,000	227,475
Murphy Oil USA, Inc.
6.00%, 08/15/2023	500,000	527,500
Newfield Exploration Co.
5.38%, 01/01/2026	225,000	213,750
Noble Energy, Inc.
3.90%, 11/15/2024 (E)	415,000	395,029
Oasis Petroleum, Inc.
6.88%, 03/15/2022 (E)	340,000	289,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Sanchez Energy Corp.
6.13%, 01/15/2023 (E)	$ 250,000	$ 181,250
SM Energy Co.
5.63%, 06/01/2025 (E)	250,000	227,500
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.13%, 10/15/2021	315,000	327,600

		7,113,405

Paper & Forest Products - 0.9%
Cascades, Inc.
5.75%, 07/15/2023 (B)	450,000	432,000
Clearwater Paper Corp.
4.50%, 02/01/2023	370,000	353,350
Georgia-Pacific LLC
3.60%, 03/01/2025 (B)	815,000	813,484
PH Glatfelter Co.
5.38%, 10/15/2020	330,000	333,300

		1,932,134

Pharmaceuticals - 0.3%
Endo, Ltd. / Endo Finance LLC
6.00%, 07/15/2023 (B)	300,000	300,000
Valeant Pharmaceuticals International, Inc.
5.88%, 05/15/2023 (B) (E)	410,000	345,169

		645,169

Professional Services - 0.3%
Global Cash Access, Inc.
10.00%, 01/15/2022 (B)	330,000	300,300
Harland Clarke Holdings Corp.
6.88%, 03/01/2020 (B)	330,000	297,825

		598,125

Real Estate Investment Trusts - 0.9%
Communications Sales & Leasing, Inc. / CSL Capital LLC
6.00%, 04/15/2023 (B)	330,000	320,925
CTR Partnership, LP / CareTrust Capital Corp.
5.88%, 06/01/2021	122,000	125,111
DuPont Fabros Technology, LP
5.63%, 06/15/2023	480,000	493,200
Ocwen Master Advance Receivables Trust
5.25%, 01/15/2026 (B) (E)	820,000	846,282

		1,785,518

Real Estate Management & Development - 0.6%
Greystar Real Estate Partners LLC
8.25%, 12/01/2022 (B)	400,000	421,000
Kennedy-Wilson, Inc.
5.88%, 04/01/2024	425,000	421,281
Mattamy Group Corp.
6.50%, 11/15/2020 (B) (E)	320,000	315,000

		1,157,281

Road & Rail - 0.2%
Canadian National Railway Co.
1.45%, 12/15/2016	420,000	422,992

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc.
5.63%, 01/15/2026 (B)	330,000	310,200

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.5%
Blackboard, Inc.
7.75%, 11/15/2019 (B)	$ 55,000	$ 47,300
First Data Corp.
5.38%, 08/15/2023 (B) (E)	320,000	325,600
Infor US, Inc.
5.75%, 08/15/2020 (B)	330,000	336,600
Microsoft Corp.
1.30%, 11/03/2018	230,000	230,178

		939,678

Specialty Retail - 0.1%
Advance Auto Parts, Inc.
5.75%, 05/01/2020	230,000	253,167

Technology Hardware, Storage & Peripherals - 0.7%
Hewlett Packard Enterprise Co.
2.85%, 10/05/2018 (B)	385,000	385,810
4.90%, 10/15/2025 (B)	500,000	494,072
Hewlett-Packard Co.
6.00%, 09/15/2041 (E)	385,000	370,229
Seagate HDD Cayman
5.75%, 12/01/2034 (B)	200,000	169,241

		1,419,352

Trading Companies & Distributors - 0.3%
United Rentals North America, Inc.
5.50%, 07/15/2025 (E)	530,000	528,675

Transportation Infrastructure - 0.5%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.88%, 07/17/2018 (B)	1,000,000	1,012,178

Wireless Telecommunication Services - 0.6%
Sprint Communications, Inc.
7.00%, 03/01/2020 (B) (E)	340,000	357,000
Sprint Corp.
7.63%, 02/15/2025	660,000	585,750
T-Mobile USA, Inc.
6.50%, 01/15/2024 (E)	330,000	334,950

		1,277,700

Total Corporate Debt Securities (Cost $91,869,073)		91,481,565

LOAN ASSIGNMENTS - 30.0%
Aerospace & Defense - 0.8%
Alion Science and Technology Corp.
Term Loan B
5.50%, 07/21/2021 (A)	198,310	196,492
DAE Aviation Holdings, Inc.
1st Lien Term Loan
5.25%, 07/07/2022 (A)	367,309	365,703
Silver II US Holdings LLC
Term Loan
4.00%, 12/13/2019 (A)	985,494	903,370
Vencore, Inc.
2nd Lien Term Loan
9.00%, 05/23/2020 (A)	151,500	147,586

		1,613,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Airlines - 0.1%
US Airways Group, Inc.
Term Loan B1
3.50%, 05/23/2019 (A)	$ 247,475	$ 246,186

Auto Components - 0.3%
Federal-Mogul Holdings Corp.
Term Loan C
4.75%, 04/15/2021 (A)	746,222	678,595

Building Products - 0.1%
C.H.I. Overhead Doors, Inc.
1st Lien Term Loan
4.75%, 07/29/2022 (A)	112,676	111,502

Chemicals - 1.5%
A. Schulman, Inc.
Term Loan B
4.00%, 06/01/2022 (A)	20,681	20,449
Charter NEX US Holdings, Inc.
Term Loan B
5.25%, 02/07/2022 (A)	53,015	53,235
Chemours Co.
Term Loan B
3.75%, 05/12/2022 (A)	432,589	392,935
ECO Services Operations LLC
Term Loan B
4.75%, 12/04/2021 (A)	746,241	737,845
Gemini HDPE LLC
Term Loan B
4.75%, 08/07/2021 (A)	245,629	244,606
Gruden Acquisition, Inc.
1st Lien Term Loan
5.75%, 08/18/2022 (A)	255,537	249,148
Ineos US Finance LLC
Term Loan
4.25%, 03/31/2022 (A)	349,122	344,060
MacDermid, Inc.
1st Lien Term Loan
4.50%, 06/07/2020 (A)	497,455	480,044
Trinseo Materials Operating SCA
Term Loan B
4.25%, 11/05/2021 (A)	498,750	494,698

		3,017,020

Commercial Services & Supplies - 1.7%
ADS Waste Holdings, Inc.
Term Loan
3.75%, 10/09/2019 (A)	718,079	708,354
Allied Security Holdings LLC
1st Lien Term Loan
4.25%, 02/12/2021 (A)	497,598	485,573
2nd Lien Term Loan
8.00%, 08/13/2021 (A)	250,000	238,125
Asurion LLC
Term Loan B1
5.00%, 05/24/2019 (A)	236,866	225,911
Term Loan B4
5.00%, 08/04/2022 (A)	91,179	86,073
Brickman Group, Ltd. LLC
1st Lien Term Loan
4.00%, 12/18/2020 (A)	497,475	485,452

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Cast and Crew Payroll LLC
Term Loan B
4.75%, 08/12/2022 (A)	$ 208,696	$ 206,609
Garda World Security Corp.
Delayed Draw Term Loan
4.00%, 11/06/2020 (A)	82,261	79,999
Term Loan B
4.00%, 11/06/2020 (A)	416,470	405,017
Prime Security Services Borrower LLC
1st Lien Term Loan
5.00%, 07/01/2021 (A)	422,406	419,343
Waste Industries USA, Inc.
Term Loan B
4.25%, 02/27/2020 (A)	37,547	37,610

		3,378,066

Construction & Engineering - 0.5%
STS Operating, Inc.
Term Loan
4.75%, 02/12/2021 (A)	497,475	485,038
Summit Materials Cos. I LLC
Term Loan B
4.25%, 07/17/2022 (A)	133,000	132,584
USIC Holdings, Inc.
1st Lien Term Loan
4.00%, 07/10/2020 (A)	497,455	486,263

		1,103,885

Consumer Finance - 0.2%
FGI Operating Co. LLC
Term Loan
5.50%, 04/19/2019 (A)	497,440	450,183

Containers & Packaging - 1.3%
Berlin Packaging LLC
1st Lien Term Loan
4.50%, 10/01/2021 (A)	746,231	744,599
Berry Plastics Holding Corp.
Term Loan F
4.00%, 10/01/2022 (A)	224,463	224,713
FPC Holdings, Inc.
1st Lien Term Loan
5.25%, 11/19/2019 (A)	496,177	470,541
Prolampac Intermediate, Inc.
1st Lien Term Loan
5.00%, 08/18/2022 (A)	79,772	79,174
Signode Industrial Group US, Inc.
Term Loan B
3.75%, 05/01/2021 (A)	451,613	444,086
Tekni-Plex, Inc.
Term Loan B
4.50%, 06/01/2022 (A)	720,882	715,732

		2,678,845

Diversified Consumer Services - 0.6%
Cengage Learning Acquisitions, Inc.
1st Lien Term Loan
7.00%, 03/31/2020 (A)	497,487	494,171
ServiceMaster Co.
Term Loan B
4.25%, 07/01/2021 (A)	743,744	743,186

		1,237,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Financial Services - 0.1%
AlixPartners LLP
Term Loan B
4.50%, 07/28/2022 (A)	$ 147,493	$ 147,124

Diversified Telecommunication Services - 0.3%
Altice Financing SA
Term Loan
5.25%, 02/04/2022 (A)	101,441	101,029
Intelsat Jackson Holdings SA
Term Loan B2
3.75%, 06/30/2019 (A)	500,000	483,906

		584,935

Electric Utilities - 0.4%
Sandy Creek Energy Associates, LP
Term Loan B
5.00%, 11/08/2020 (A)	480,924	385,941
Star West Generation LLC
Term Loan B
4.25%, 03/13/2020 (A)	498,651	489,301

		875,242

Electronic Equipment, Instruments & Components - 0.2%
Excelitas Technologies Corp.
1st Lien Term Loan
6.00%, 10/31/2020 (A)	498,728	477,532

Food & Staples Retailing - 0.3%
Smart & Final Stores LLC
1st Lien Term Loan
4.00%, 11/15/2019 (A)	500,000	497,344

Food Products - 0.1%
Constantia Flexibles Group GmbH
Term Loan B1
4.75%, 04/29/2022 (A)	18,109	18,199
Term Loan B2
4.75%, 04/29/2022 (A)	92,990	93,455
Post Holdings, Inc.
Series A, Incremental Term Loan
3.75%, 06/02/2021 (A)	118,601	118,749

		230,403

Gas Utilities - 0.4%
Empire Generating Co. LLC
Term Loan B
5.25%, 03/12/2021 (A)	931,669	829,185
Term Loan C
5.25%, 03/12/2021 (A)	68,331	60,815

		890,000

Health Care Equipment & Supplies - 0.5%
Creganna-Tactx Medical
1st Lien Term Loan
4.75%, 12/01/2021 (A)	497,494	495,939
DJO Finance LLC
Term Loan
4.25%, 06/08/2020 (A)	44,932	44,497
Greatbatch, Ltd.
Term Loan B
5.25%, 09/22/2022 (A)	262,329	263,068

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc.
Term Loan B
3.50%, 09/08/2022 (A)	$ 116,194	$ 116,267

		919,771

Health Care Providers & Services - 1.8%
Air Medical Group Holdings, Inc.
Term Loan B
4.50%, 04/28/2022 (A)	748,125	734,899
Ardent Legacy Acquisitions, Inc.
Term Loan B
6.50%, 07/21/2021 (A)	271,739	271,400
Envision Healthcare Corp.
Term Loan
4.00%, 05/25/2018 (A)	494,829	493,283
HC Group Holdings III, Inc.
Term Loan B
6.00%, 04/07/2022 (A)	36,952	36,982
MPH Acquisition Holdings LLC
Term Loan
3.75%, 03/31/2021 (A)	455,263	448,719
Ortho-Clinical Diagnostics, Inc.
Term Loan B
4.75%, 06/30/2021 (A)	994,962	979,789
PharMedium Healthcare Corp.
1st Lien Term Loan
4.25%, 01/28/2021 (A)	497,356	495,698
Sterigenics-Nordion Holdings LLC
Term Loan B
4.25%, 05/15/2022 (A)	99,040	98,049

		3,558,819

Hotels, Restaurants & Leisure - 1.8%
Caesars Entertainment Resort Properties LLC
Term Loan B
7.00%, 10/11/2020 (A)	494,962	469,472
Mohegan Tribal Gaming Authority
Term Loan B
5.50%, 06/15/2018 (A)	992,431	981,680
NPC International, Inc.
Term Loan B
4.00%, 12/28/2018 (A)	497,423	490,790
SeaWorld Parks & Entertainment, Inc.
Incremental Term Loan B3
3.00%, 05/14/2020 (A)	177,791	172,902
Term Loan B2
3.00%, 05/14/2020 (A)	248,698	232,740
TGI Friday’s, Inc.
1st Lien Term Loan
5.25%, 07/15/2020 (A)	750,000	749,062
Twin River Management Group, Inc.
Term Loan B
5.25%, 07/10/2020 (A)	497,385	495,520

		3,592,166

Household Durables - 0.1%
Jarden Corp.
Term Loan B2
2.94%, 07/30/2022 (A)	277,344	277,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Household Products - 0.1%
Spectrum Brands, Inc.
Term Loan
3.75%, 06/23/2022 (A)	$ 165,588	$ 166,131

Independent Power and Renewable Electricity Producers - 0.7%
Exgen Texas Power LLC
Term Loan B
5.75%, 09/16/2021 (A)	992,348	813,725
Longview Power LLC
Term Loan B
7.00%, 04/13/2021 (A)	571,295	559,870

		1,373,595

Industrial Conglomerates - 0.9%
Gates Global, Inc.
Term Loan B
4.25%, 07/05/2021 (A)	746,231	700,213
Opal Acquisition, Inc.
1st Lien Term Loan
5.00%, 11/27/2020 (A)	995,880	961,024
Osmose Holdings, Inc.
1st Lien Term Loan B
4.75%, 07/29/2022 (A)	185,529	184,292

		1,845,529

Insurance - 1.1%
Alliant Holdings I, Inc.
Term Loan B
4.50%, 08/12/2022 (A)	146,835	144,908
Hub International, Ltd.
Term Loan B
4.00%, 10/02/2020 (A)	994,949	969,869
Hyperion Insurance Group, Ltd.
Term Loan B
5.50%, 04/29/2022 (A)	195,175	195,337
National Financial Partners Corp.
Term Loan B
4.50%, 07/01/2020 (A)	497,489	490,183
Sedgwick Claims Management Services, Inc.
Incremental 2nd Lien Term Loan
6.75%, 02/28/2022 (A)	500,000	465,416

		2,265,713

Internet Software & Services - 0.6%
Epicor Software Corp.
1st Lien Term Loan
4.75%, 06/01/2022 (A)	719,422	712,871
Sabre, Inc.
Term Loan B
4.00%, 02/19/2019 (A)	494,911	494,416

		1,207,287

IT Services - 0.9%
CompuCom Systems, Inc.
Refinance Term Loan B
4.25%, 05/11/2020 (A)	750,000	581,875
Informatica Corp.
Term Loan
4.50%, 08/05/2022 (A)	52,966	52,282
MoneyGram International, Inc.
Term Loan B
4.25%, 03/27/2020 (A)	994,898	930,230

	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services (continued)
USAGM HoldCo LLC
Delayed Draw Term Loan
4.75%, 07/28/2022 (A)	$ 13,118	$ 12,790
Term Loan
4.75%, 07/28/2022 (A)	186,043	181,392

		1,758,569

Life Sciences Tools & Services - 0.1%
Jaguar Holding Co. II
Term Loan B
4.25%, 08/18/2022 (A)	279,617	275,656

Machinery - 1.0%
Crosby US Acquisition Corp.
1st Lien Term Loan
4.00%, 11/23/2020 (A)	497,468	417,873
Dynacast International LLC
Term Loan B
4.50%, 01/28/2022 (A)	516,894	510,110
Navistar International Corp.
Term Loan B
6.50%, 08/17/2017 (A)	388,889	375,926
Paladin Brands Holding, Inc.
Term Loan B
7.25%, 08/16/2019 (A)	313,286	303,888
Rexnord LLC
1st Lien Term Loan B
4.00%, 08/21/2020 (A)	497,462	491,155

		2,098,952

Media - 3.4%
Acosta Holdco, Inc.
Term Loan
4.25%, 09/26/2021 (A)	743,763	722,379
Charter Communications Operating LLC
Term Loan E
3.00%, 07/01/2020 (A)	246,840	244,295
Term Loan I
3.50%, 01/24/2023 (A)	64,338	64,208
Checkout Holding Corp.
1st Lien Term Loan
4.50%, 04/09/2021 (A)	746,222	639,885
Cumulus Media Holdings, Inc.
Term Loan
4.25%, 12/23/2020 (A)	500,000	423,750
Delta 2 SARL
Term Loan B3
TBD, 07/30/2021 (D) (H)	750,000	736,500
Gray Television, Inc.
Term Loan B
3.75%, 06/10/2021 (A)	242,589	241,729
ION Media Networks, Inc.
Term Loan B
4.75%, 12/18/2020 (A)	496,250	492,528
Neptune Finco Corp.
Term Loan B
TBD, 10/09/2022 (D) (H)	412,088	413,118
Sesac Holdco II LLC
1st Lien Term Loan
5.25%, 02/08/2019 (A)	488,684	482,576

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Townsquare Media, Inc.
Term Loan B
4.25%, 04/01/2022 (A)	$ 48,904	$ 48,736
Tribune Publishing Co.
Term Loan
5.75%, 07/07/2021 (A)	974,359	924,423
Univision Communications, Inc.
Term Loan C4
4.00%, 03/01/2020 (A)	746,060	740,049
Wenner Media LLC
Term Loan
6.00%, 05/19/2019 (A)	229,762	213,679
WMG Acquisition Corp.
Term Loan
3.75%, 07/01/2020 (A)	497,462	483,471

		6,871,326

Metals & Mining - 0.6%
Novelis, Inc.
Term Loan B
4.00%, 06/02/2022 (A)	753,003	735,943
WP CPP Holdings LLC
Term Loan B3
4.50%, 12/28/2019 (A)	503,411	491,665

		1,227,608

Multi-Utilities - 0.2%
Solenis International, LP
1st Lien Term Loan
4.25%, 07/31/2021 (A)	497,487	488,160

Multiline Retail - 0.5%
Hudson’s Bay Co.
Term Loan B
4.75%, 09/30/2022 (A)	316,109	316,504
Neiman Marcus Group, Inc.
Term Loan
4.25%, 10/25/2020 (A)	743,696	724,850

		1,041,354

Oil, Gas & Consumable Fuels - 1.2%
Jonah Energy LLC
2nd Lien Term Loan
7.50%, 05/12/2021 (A)	500,000	386,250
MEG Energy Corp.
Refinance Term Loan
3.75%, 03/31/2020 (A)	743,569	698,142
Samchully Midstream 3 LLC
Term Loan B
5.75%, 10/20/2021 (A)	497,494	457,694
Southcross Energy Partners, LP
1st Lien Term Loan
5.25%, 08/04/2021 (A)	497,481	437,783
Western Refining, Inc.
Term Loan B
4.25%, 11/12/2020 (A)	497,468	487,105

		2,466,974

Pharmaceuticals - 0.5%
Alvogen Pharma US, Inc.
Term Loan
6.00%, 04/02/2022 (A)	69,644	68,309

	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
DPx Holdings BV
Incremental Term Loan
4.25%, 03/11/2021 (A)	$ 497,481	$ 486,536
Endo Luxembourg Finance Co. I SARL
Term Loan B
3.75%, 09/26/2022 (A)	474,066	465,770
Horizon Pharma, Inc.
Term Loan B
4.50%, 05/07/2021 (A)	40,385	37,154

		1,057,769

Professional Services - 0.7%
Advantage Sales & Marketing, Inc.
1st Lien Term Loan
4.25%, 07/23/2021 (A)	497,487	484,339
2nd Lien Term Loan
7.50%, 07/25/2022 (A)	250,000	231,094
IBC Capital, Ltd.
1st Lien Term Loan
4.75%, 09/09/2021 (A)	497,500	451,274
TransUnion LLC
Term Loan B2
3.50%, 04/09/2021 (A)	246,212	242,888

		1,409,595

Real Estate Investment Trusts - 0.2%
Caesars Growth Properties Holdings LLC
Term Loan
6.25%, 05/08/2021 (A)	497,481	438,716

Real Estate Management & Development - 0.3%
DTZ U.S. Borrower LLC 1st Lien Term Loan
4.25%, 11/04/2021 (A)	644,126	637,684

Road & Rail - 0.0% (I)
PODS LLC
2nd Lien Term Loan
9.25%, 02/02/2023 (A)	78,534	76,963

Software - 2.4%
Applied Systems, Inc.
1st Lien Term Loan
4.25%, 01/25/2021 (A)	497,425	493,516
2nd Lien Term Loan
7.50%, 01/24/2022 (A)	250,000	245,000
Blackboard, Inc.
Term Loan B3
4.75%, 10/04/2018 (A)	746,241	733,492
BMC Software Finance, Inc.
Term Loan
5.00%, 09/10/2020 (A)	493,481	443,252
CCC Information Services, Inc.
Term Loan
4.00%, 12/20/2019 (A)	497,442	492,313
First Data Corp.
Term Loan
3.70%, 09/24/2018 (A)	500,000	496,562
3.95%, 07/08/2022 (A)	160,944	161,196
Genesys Telecom Holdings, U.S., Inc.
Delayed Draw Term Loan
4.50%, 11/13/2020 (A)	248,734	248,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Houghton Mifflin Harcourt Publishing Co.
Term Loan B
4.00%, 05/31/2021 (A)	$ 644,300	$ 637,857
RP Crown Parent LLC
Term Loan
6.00%, 12/21/2018 (A)	746,203	680,910
Sophia, LP
Term Loan B
4.75%, 09/30/2022 (A)	163,506	163,131

		4,795,652

Specialty Retail - 0.9%
Bass Pro Group LLC
Term Loan
4.00%, 06/05/2020 (A)	118,806	117,816
Leslie’s Poolmart, Inc.
Term Loan
4.25%, 10/16/2019 (A)	497,436	488,887
Party City Holdings, Inc.
Term Loan B
4.25%, 08/19/2022 (A)	45,113	45,000
PetSmart, Inc.
Term Loan B
4.25%, 03/11/2022 (A)	532,827	532,282
Staples, Inc.
Term Loan B
TBD, 04/07/2021 (D) (H)	572,082	568,936

		1,752,921

Trading Companies & Distributors - 0.6%
BakerCorp International, Inc. Term Loan
4.25%, 02/14/2020 (A)	746,193	675,305
Neff Rental LLC 2nd Lien Term Loan
7.25%, 06/09/2021 (A)	250,000	225,000
Univar, Inc. Term Loan
4.25%, 07/01/2022 (A)	220,264	216,370

		1,116,675

Total Loan Assignments (Cost $62,945,403)		60,938,021

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.8%
U.S. Treasury Note
0.63%, 05/31/2017	$ 3,150,000	$ 3,149,058
1.38%, 10/31/2020	500,000	496,338

Total U.S. Government Obligations (Cost $3,643,058)		3,645,396

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 4.4%
U.S. Treasury Bill
0.00% (I), 11/27/2015 - 12/31/2015 (J) (K)	502,000	501,966
0.03%, 11/12/2015 (J)	8,500,000	8,499,975

Total Short-Term U.S. Government Obligations (Cost $9,001,926)		9,001,941

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (J)	22,599,275	22,599,275

Total Securities Lending Collateral (Cost $22,599,275)		22,599,275

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
State Street Bank & Trust Co. 0.01% (J), dated 10/30/2015, to be repurchased at $7,527,285 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 12/01/2027, and with a value of $7,678,553.	$ 7,527,279	7,527,279

Total Repurchase Agreement (Cost $7,527,279)		7,527,279

Total Investments (Cost $229,964,589) (L)		227,579,184
Net Other Assets (Liabilities) - (12.0)%		(24,408,025)

Net Assets - 100.0%		$ 203,171,159

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(296)	12/21/2015	$ 65,582	$ —

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$32,385,707	$—	$32,385,707
Corporate Debt Securities	—	91,481,565	—	91,481,565
Loan Assignments	—	60,938,021	—	60,938,021
U.S. Government Obligations	—	3,645,396	—	3,645,396
Short-Term U.S. Government Obligations	—	9,001,941	—	9,001,941
Securities Lending Collateral	22,599,275	—	—	22,599,275
Repurchase Agreement	—	7,527,279	—	7,527,279

Total Investments	$22,599,275	$204,979,909	$—	$227,579,184

Other Financial Instruments
Futures Contracts (N)	$65,582	$—	$—	$65,582

Total Other Financial Instruments	$65,582	$—	$—	$65,582

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $52,322,543, representing 25.8% of the Fund’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $1,704,792, representing 0.8% of the Fund’s net assets.
(D)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(E)	All or a portion of the security is on loan. The total value of all securities on loan is $22,132,203. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	All or a portion of the security represents unsettled loan commitments at October 31, 2015 where the rate will be determined at time of settlement.
(I)	Percentage rounds to less than 0.01% or (0.01)%.
(J)	Rate disclosed reflects the yield at October 31, 2015.
(K)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $501,967.
(L)	Aggregate cost for federal income tax purposes is $229,972,494. Aggregate gross unrealized appreciation and depreciation for all securities is $736,878 and $3,130,188, respectively. Net unrealized depreciation for tax purposes is $2,393,310.
(M)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	152,578	$ 15,758,256
TransDigm Group, Inc. (A)	32,560	7,158,316

		22,916,572

Airlines - 0.5%
United Continental Holdings, Inc. (A)	102,640	6,190,218

Beverages - 1.4%
Monster Beverage Corp. (A)	122,276	16,668,664

Biotechnology - 5.8%
Alkermes PLC (A)	108,108	7,775,127
Biogen, Inc. (A)	28,994	8,423,047
Celgene Corp. (A)	105,840	12,987,627
Gilead Sciences, Inc.	150,779	16,303,733
Incyte Corp. (A) (B)	71,025	8,347,568
Regeneron Pharmaceuticals, Inc., Class A (A)	27,120	15,116,417

		68,953,519

Building Products - 0.2%
Fortune Brands Home & Security, Inc.	53,200	2,783,956

Capital Markets - 2.7%
Ameriprise Financial, Inc.	133,440	15,393,639
BlackRock, Inc., Class A	46,760	16,458,117

		31,851,756

Chemicals - 2.0%
Sherwin-Williams Co.	45,809	12,223,215
Valspar Corp. (B)	138,405	11,203,885

		23,427,100

Communications Equipment - 1.6%
Cisco Systems, Inc.	409,447	11,812,546
NetScout Systems, Inc. (A)	201,530	7,228,881

		19,041,427

Consumer Finance - 0.5%
Springleaf Holdings, Inc., Class A (A)	126,160	5,918,166

Containers & Packaging - 1.1%
Crown Holdings, Inc. (A)	255,010	13,525,730

Diversified Financial Services - 0.9%
McGraw Hill Financial, Inc.	118,980	11,022,307

Electrical Equipment - 0.6%
Eaton Corp. PLC	122,190	6,831,643

Energy Equipment & Services - 0.3%
Halliburton Co.	108,900	4,179,582

Food & Staples Retailing - 4.8%
Costco Wholesale Corp.	140,959	22,288,437
CVS Health Corp.	209,805	20,724,538
Walgreens Boots Alliance, Inc.	163,200	13,819,776

		56,832,751

Food Products - 1.7%
Mondelez International, Inc., Class A	425,568	19,644,219

Health Care Providers & Services - 3.9%
Aetna, Inc.	83,940	9,634,633
Envision Healthcare Holdings, Inc. (A)	197,287	5,563,493
McKesson Corp.	62,200	11,121,360
UnitedHealth Group, Inc.	169,810	20,000,222

		46,319,708

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology - 1.1%
Cerner Corp. (A)	198,837	$ 13,180,905

Hotels, Restaurants & Leisure - 5.2%
Chipotle Mexican Grill, Inc., Class A (A)	24,321	15,571,034
Hilton Worldwide Holdings, Inc.	652,250	16,299,727
Starbucks Corp.	347,460	21,740,572
Wynn Resorts, Ltd. (B)	107,428	7,514,589

		61,125,922

Household Products - 1.5%
Colgate-Palmolive Co.	267,960	17,779,146

Insurance - 1.1%
Prudential Financial, Inc.	161,560	13,328,700

Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (A)	62,520	39,131,268

Internet Software & Services - 8.2%
Akamai Technologies, Inc. (A)	66,209	4,026,831
Alphabet, Inc., Class A (A)	44,023	32,462,120
Alphabet, Inc., Class C	35,629	25,325,450
Facebook, Inc., Class A (A)	265,913	27,115,149
Zillow Group, Inc., Class A (A) (B)	93,380	2,877,038
Zillow Group, Inc., Class C (A) (B)	178,760	4,949,864

		96,756,452

IT Services - 8.1%
Accenture PLC, Class A	172,690	18,512,368
Alliance Data Systems Corp. (A)	36,670	10,902,358
Automatic Data Processing, Inc.	171,280	14,899,647
Cognizant Technology Solutions Corp., Class A (A)	183,190	12,477,071
Genpact, Ltd. (A)	337,935	8,374,029
Jack Henry & Associates, Inc.	123,646	9,562,782
MasterCard, Inc., Class A	209,180	20,706,728

		95,434,983

Machinery - 2.3%
Illinois Tool Works, Inc., Class A	155,485	14,295,291
Middleby Corp. (A)	108,812	12,724,475

		27,019,766

Media - 2.6%
Comcast Corp., Class A	246,514	15,436,707
Twenty-First Century Fox, Inc., Class A	502,911	15,434,338

		30,871,045

Multiline Retail - 1.1%
Dollar Tree, Inc. (A)	193,095	12,645,792

Oil, Gas & Consumable Fuels - 1.0%
Concho Resources, Inc. (A)	105,400	12,216,914

Personal Products - 1.5%
Estee Lauder Cos., Inc., Class A	214,850	17,286,831

Pharmaceuticals - 5.4%
Allergan PLC (A)	89,570	27,629,658
Bristol-Myers Squibb Co.	337,739	22,273,887
Merck & Co., Inc.	262,518	14,349,234

		64,252,779

Professional Services - 2.7%
Equifax, Inc.	102,290	10,901,045
Nielsen Holdings PLC	244,911	11,635,722
Verisk Analytics, Inc., Class A (A)	128,880	9,229,097

		31,765,864

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 1.7%
Hertz Global Holdings, Inc. (A)	596,918	$ 11,639,901
JB Hunt Transport Services, Inc.	116,870	8,925,362

		20,565,263

Semiconductors & Semiconductor Equipment - 1.1%
Avago Technologies, Ltd., Class A	62,478	7,692,916
Skyworks Solutions, Inc. (B)	65,238	5,038,983

		12,731,899

Software - 5.9%
Activision Blizzard, Inc. (B)	288,568	10,030,624
Intuit, Inc.	85,386	8,319,158
Microsoft Corp.	802,757	42,257,128
salesforce.com, Inc. (A)	121,768	9,462,591

		70,069,501

Specialty Retail - 7.3%
Advance Auto Parts, Inc.	87,192	17,301,509
Lowe’s Cos., Inc.	312,876	23,099,635
Michaels Cos., Inc. (A)	476,090	11,130,984
Ross Stores, Inc.	366,350	18,529,983
TJX Cos., Inc.	226,970	16,611,934

		86,674,045

Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	481,452	57,533,514

Tobacco - 2.0%
Altria Group, Inc.	397,293	24,024,308

Total Common Stocks (Cost $920,594,953)		1,160,502,215

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	32,006,356	$ 32,006,356

Total Securities Lending Collateral (Cost $32,006,356)		32,006,356

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $19,651,604 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $20,047,331.	$ 19,651,587	19,651,587

Total Repurchase Agreement (Cost $19,651,587)		19,651,587

Total Investments (Cost $972,252,896) (D)		1,212,160,158
Net Other Assets (Liabilities) - (2.3)%		(27,088,900)

Net Assets - 100.0%		$ 1,185,071,258

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$1,160,502,215	$—	$—	$1,160,502,215
Securities Lending Collateral	32,006,356	—	—	32,006,356
Repurchase Agreement	—	19,651,587	—	19,651,587

Total Investments	$1,192,508,571	$19,651,587	$—	$1,212,160,158

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $31,328,542. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $973,001,701. Aggregate gross unrealized appreciation and depreciation for all securities is $271,132,250 and $31,973,793, respectively. Net unrealized appreciation for tax purposes is $239,158,457.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2015

	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused	Transamerica Dynamic Allocation (D)
Assets:
Investments, at value (A) (B)	$793,110,493	$1,539,501,809	$424,933,509	$914,621,694	$33,372,310
Repurchase agreements, at value (C)	19,888,164	88,016,539	8,596,189	32,382,572	125,001
Cash	57,780	—	—	—	688
Receivables:
Shares of beneficial interest sold	2,064	1,913,448	12,179	44,930	7,493
Due from adviser	—	—	—	—	4,660
Investments sold	640,961	13,929,817	—	—	—
Interest	7,890,762	49	5	18	—
Dividends	139,040	62,489	252,838	2,140,551	—
Tax reclaims	8,850	159,492	138,117	—	—
Net income from securities lending	19,132	93,451	2,819	5,146	13,673
Total assets	821,757,246	1,643,677,094	433,935,656	949,194,911	33,523,825

Liabilities:
Cash deposit due to broker	—	1,890,000	—	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	823,478	858,633	507,794	1,573,833	—
Investments purchased	872,920	—	—	2,460,467	—
When-issued, delayed-delivery, and forward commitment securities purchased	2,546,275	—	—	—	—
Investment advisory fees	421,712	851,460	230,547	499,910	—
Distribution and service fees	—	91,617	496	14,804	12,734
Administration fees	19,898	35,468	10,641	23,085	753
Transfer agent fees	4,974	53,484	4,880	7,669	3,622
Trustees, CCO and deferred compensation fees	529	815	262	822	18
Audit and tax fees	20,328	16,974	19,743	16,609	17,305
Custody fees	13,150	17,248	6,172	19,718	3,213
Legal fees	4,906	7,679	2,693	7,233	181
Printing and shareholder reports fees	314	18,515	5,813	24,741	1,532
Variation margin payable	37,540	—	—	—	—
Registration fees	7,168	14,253	14,861	24,412	3,872
Other	1,051	1,479	538	1,801	93
Collateral for securities on loan	39,168,033	213,696,266	17,857,244	29,146,417	3,999,250
Total liabilities	43,942,276	217,553,891	18,661,684	33,821,521	4,042,573
Net assets	$777,814,970	$1,426,123,203	$415,273,972	$915,373,390	$29,481,252

Net assets consist of:
Paid-in capital	$764,805,652	$1,010,184,548	$383,082,943	$674,185,073	$29,382,699
Undistributed (distributions in excess of) net investment income (loss)	1,705,781	(4,876,749)	1,396,657	1,235,199	—
Accumulated net realized gain (loss)	26,491,157	54,936,340	(4,246,622)	131,528,842	162,294
Net unrealized appreciation (depreciation) on:
Investments	(14,974,312)	365,879,064	35,040,994	108,424,276	(63,741)
Futures contracts	(164,873)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(48,435)	—	—	—	—
Net assets	$777,814,970	$1,426,123,203	$415,273,972	$915,373,390	$29,481,252
Net assets by class:
Class A	$—	$160,268,583	$680,747	$51,809,308	$14,100,193
Class B	—	3,869,828	—	—	—
Class C	—	68,922,048	421,257	4,749,243	11,492,038
Class I	—	153,719,372	23,459,568	6,318,162	3,889,021
Class I2	777,766,561	1,039,343,372	390,712,400	852,448,058	—
Class R6	48,409	—	—	48,619	—
Shares outstanding (unlimited shares, no par value):
Class A	—	6,321,337	40,529	4,063,495	1,270,814
Class B	—	173,512	—	—	—
Class C	—	3,069,301	25,399	373,826	1,048,247
Class I	—	5,915,720	1,407,269	495,632	351,086
Class I2	78,604,083	59,749,130	23,182,660	66,838,509	—
Class R6	4,891	—	—	3,812	—
Net asset value per share: (E)
Class A	$—	$25.35	$16.80	$12.75	$11.10
Class B	—	22.30	—	—	—
Class C	—	22.46	16.59	12.70	10.96
Class I	—	25.98	16.67	12.75	11.08
Class I2	9.89	17.40	16.85	12.75	—
Class R6	9.90	—	—	12.75	—
Maximum offering price per share: (F)
Class A	$—	$26.83	$17.78	$13.49	$11.75

(A) Investments, at cost	$808,084,805	$1,173,622,745	$389,892,515	$806,197,418	$33,436,051
(B) Securities on loan, at value	$38,352,804	$208,998,089	$17,480,946	$28,418,163	$3,917,164
(C) Repurchase agreements, at cost	$19,888,164	$88,016,539	$8,596,189	$32,382,572	$125,001

(D)	Formerly, Transamerica Tactical Rotation
(E)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	Transamerica Dynamic Income (E)	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity	Transamerica Enhanced Muni	Transamerica Flexible Income
Assets:
Investments, at value (A) (B)	$749,473,772	$734,785,522		$275,242,514	$350,562,875	$588,736,266
Repurchase agreements, at value (C)	4,550,193	28,754,669		3,753,007	37,230,506	7,098,226
Cash	—	2,254,373		—	1,080,851	38,856
Foreign currency, at value (D)	—	357,917		360,013	—	—
Unrealized appreciation on forward foreign currency contracts	—	878,353		—	—	—
Receivables:
Shares of beneficial interest sold	614,230	1,019,483		2,178	8,313,644	808,820
Investments sold	—	24,708,658		3,262,253	—	2,332,549
When-issued, delayed-delivery, and forward commitment securities sold	—	—		—	49,459	237,855
Interest	3	12,332,438		2	3,299,580	5,600,099
Dividends	20,072	253		54,140	—	30,019
Tax reclaims	—	—		18,035	—	—
Net income from securities lending	445,836	32,213		3,759	—	7,770
Due from distributor	—	—		—	18,394	—
Total assets	755,104,106	805,123,879		282,695,901	400,555,309	604,890,460

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,695,061	1,019,245		152,519	290,413	4,708,560
Investments purchased	—	17,230,741		2,792,794	1,583,874	—
When-issued, delayed-delivery, and forward commitment securities purchased	—	—		—	17,956,119	31,758,134
Investment advisory fees	248,745	369,620		225,254	99,173	243,513
Distribution and service fees	288,045	30,570		1,940	59,906	71,600
Administration fees	15,877	18,767		7,129	8,952	16,910
Transfer agent fees	54,451	70,775		2,466	23,554	22,636
Trustees, CCO and deferred compensation fees	547	448		177	114	434
Audit and tax fees	18,060	24,755		17,506	18,323	19,268
Custody fees	5,523	26,583		37,982	10,243	11,482
Legal fees	5,230	4,069		1,917	745	4,560
Printing and shareholder reports fees	22,240	2,794		3,855	—	11,279
Distribution payable	2	—		—	—	—
Foreign capital gains tax	—	26,382		—	—	—
Registration fees	6,597	21,974		15,771	13,413	9,131
Other	1,260	855		464	147	952
Collateral for securities on loan	142,857,551	66,790,880		4,201,983	—	21,857,405
Unrealized depreciation on forward foreign currency contracts	—	588,205		—	—	—
Total liabilities	146,219,189	86,226,663		7,461,757	20,064,976	58,735,864
Net assets	$608,884,917	$718,897,216		$275,234,144	$380,490,333	$546,154,596

Net assets consist of:
Paid-in capital	$669,549,416	$825,540,807		$337,538,457	$373,628,073	$616,520,421
Undistributed (distributions in excess of) net investment income (loss)	(853,932)	(1,930,752)		3,147,794	43,635	50,343
Accumulated net realized gain (loss)	2,690,688	(59,939,801)		(48,483,016)	2,187,063	(72,469,940)
Net unrealized appreciation (depreciation) on:
Investments	(62,501,255)	(44,960,988	)(F)	(16,965,568)	4,631,562	2,058,032
Translation of assets and liabilities denominated in foreign currencies	—	187,950		(3,523)	—	(4,260)
Net assets	$608,884,917	$718,897,216		$275,234,144	$380,490,333	$546,154,596
Net assets by class:
Class A	$175,091,878	$59,093,029		$1,669,004	$117,387,425	$68,304,073
Class B	—	—		—	—	2,163,615
Class C	289,059,561	17,462,107		1,882,521	47,542,850	64,995,365
Class I	144,733,478	581,887,584		1,280,688	215,560,058	55,370,112
Class I2	—	60,406,344		270,401,931	—	355,271,831
Class R6	—	48,152		—	—	49,600
Shares outstanding (unlimited shares, no par value):
Class A	18,670,142	6,094,346		196,435	10,381,812	7,411,632
Class B	—	—		—	—	234,651
Class C	30,935,715	1,807,886		223,862	4,213,095	7,099,286
Class I	15,431,574	59,872,559		149,840	18,982,822	6,000,916
Class I2	—	6,216,971		31,599,402	—	38,488,221
Class R6	—	4,958		—	—	5,374
Net asset value per share: (G)
Class A	$9.38	$9.70		$8.50	$11.31	$9.22
Class B	—	—		—	—	9.22
Class C	9.34	9.66		8.41	11.28	9.16
Class I	9.38	9.72		8.55	11.36	9.23
Class I2	—	9.72		8.56	—	9.23
Class R6	—	9.71		—	—	9.23
Maximum offering price per share: (H)
Class A	$9.85	$10.18		$8.99	$11.69	$9.68

(A) Investments, at cost	$811,975,027	$779,720,128		$292,208,082	$345,931,313	$586,678,234
(B) Securities on loan, at value	$139,104,837	$65,418,995		$4,101,753	$—	$21,413,474
(C) Repurchase agreements, at cost	$4,550,193	$28,754,669		$3,753,007	$37,230,506	$7,098,226
(D) Foreign currency, at cost	$—	$391,303		$360,193	$—	$—

(E)	Formerly, Transamerica Tactical Income
(F)	Net of foreign capital gains tax of $26,382.
(G)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(H)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	Transamerica Floating Rate	Transamerica Global Bond	Transamerica Global Equity	Transamerica Growth	Transamerica Growth Opportunities
Assets:
Investments, at value (A) (B)	$338,387,010	$40,185,772	$326,524,054	$572,625,685	$561,726,016
Repurchase agreements, at value (C)	20,677,017	3,009,806	2,885,774	6,671,895	14,250,286
Cash	469,150	—	—	—	—
Foreign currency, at value (D)	—	933,500	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	101,512	—	—	—
Receivables:
Shares of beneficial interest sold	7,330	—	34,763	4,672	15,761
Investments sold	386,232	360	1,486,444	1,147,240	—
When-issued, delayed-delivery, and forward commitment securities sold	2,996,385	—	—	—	—
Interest	990,070	622,857	2	4	8
Dividends	—	—	329,720	153,251	—
Tax reclaims	—	10,323	114,973	15,040	—
Net income from securities lending	2,419	47	4,785	10,903	173,484
Total assets	363,915,613	44,864,177	331,380,515	580,628,690	576,165,555

Liabilities:
Cash deposit due to broker	—	—	—	—	1,000,000
Payables and other liabilities:
Shares of beneficial interest redeemed	32,176	—	184,221	1,036,371	653,666
Investments purchased	—	—	1,457,571	1,571,999	—
When-issued, delayed-delivery, and forward commitment securities purchased	11,115,750	—	—	—	—
Investment advisory fees	171,785	14,995	216,774	330,824	298,524
Distribution and service fees	3,089	280	64,333	—	26,123
Administration fees	8,727	1,138	7,545	12,817	11,516
Transfer agent fees	2,910	377	21,432	3,204	37,329
Trustees, CCO and deferred compensation fees	164	97	201	352	424
Audit and tax fees	22,852	23,222	13,884	15,421	16,442
Custody fees	22,376	37,735	7,546	8,491	21,106
Legal fees	1,570	857	1,861	3,276	4,498
Printing and shareholder reports fees	2,475	4,093	5,964	30	13,324
Distribution payable	100,922	—	—	—	—
Registration fees	8,070	13,667	16,735	6,784	8,144
Other	331	355	444	704	1,194
Collateral for securities on loan	8,825,820	248,675	26,530,292	60,718,289	127,064,006
Unrealized depreciation on forward foreign currency contracts	—	73,598	—	—	—
Total liabilities	20,319,017	419,089	28,528,803	63,708,562	129,156,296
Net assets	$343,596,596	$44,445,088	$302,851,712	$516,920,128	$447,009,259

Net assets consist of:
Paid-in capital	$349,401,315	$53,258,261	$367,939,628	$227,992,294	$340,839,497
Undistributed (distributions in excess of) net investment income (loss)	47,105	(219,513)	170,959	(496,910)	(2,887,258)
Accumulated net realized gain (loss)	(413,229)	(5,302,239)	(70,068,146)	60,718,509	29,019,128
Net unrealized appreciation (depreciation) on:
Investments	(5,438,595)	(3,291,554)	4,812,254	228,707,591	80,037,892
Translation of assets and liabilities denominated in foreign currencies	—	133	(2,983)	(1,356)	—
Net assets	$343,596,596	$44,445,088	$302,851,712	$516,920,128	$447,009,259
Net assets by class:
Class A	$3,359,375	$282,081	$48,310,777	$—	$71,254,640
Class B	—	—	3,380,005	—	2,257,213
Class C	2,904,219	257,909	61,426,695	—	10,377,670
Class I	787,173	320,997	37,576,101	—	51,011,588
Class I2	336,545,829	43,584,101	152,110,081	516,868,517	312,108,148
Class R6	—	—	48,053	51,611	—
Shares outstanding (unlimited shares, no par value):
Class A	342,104	30,958	4,333,137	—	7,923,941
Class B	—	—	307,507	—	298,218
Class C	295,866	28,499	5,595,691	—	1,358,117
Class I	80,400	35,154	3,364,208	—	5,287,939
Class I2	34,286,921	4,770,935	13,603,594	34,326,113	31,984,517
Class R6	—	—	4,299	3,427	—
Net asset value per share: (E)
Class A	$9.82	$9.11	$11.15	$—	$8.99
Class B	—	—	10.99	—	7.57
Class C	9.82	9.05	10.98	—	7.64
Class I	9.79	9.13	11.17	—	9.65
Class I2	9.82	9.14	11.18	15.06	9.76
Class R6	—	—	11.18	15.06	—
Maximum offering price per share: (F)
Class A	$10.31	$9.56	$11.80	$—	$9.51

(A) Investments, at cost	$343,825,605	$43,477,326	$321,711,800	$343,918,094	$481,688,124
(B) Securities on loan, at value	$8,642,490	$243,631	$25,864,694	$59,184,279	$124,273,351
(C) Repurchase agreements, at cost	$20,677,017	$3,009,806	$2,885,774	$6,671,895	$14,250,286
(D) Foreign currency, at cost	$—	$938,205	$—	$—	$—

(E)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Income & Growth	Transamerica Inflation Opportunities	Transamerica International Equity
Assets:
Investments, at value (A) (B)	$1,118,716,791	$43,523,442	$632,245,930	$236,487,959	$1,870,358,716
Repurchase agreements, at value (C)	75,730,790	7,991,812	5,881,061	1,576,617	71,053,403
Cash	261,318	—	—	—	—
Foreign currency, at value (D)	—	—	57,475	183	754,720
Unrealized appreciation on forward foreign currency contracts	—	—	—	465,151	—
Receivables:
Shares of beneficial interest sold	370,331	735,084	143,229	4,756	9,658,988
Investments sold	7,046,831	—	—	132,055	6,138,149
Interest	17,394,795	470,352	3	726,679	39
Dividends	—	—	2,242,395	520	5,203,969
Tax reclaims	—	—	402,126	58	1,244,290
Net income from securities lending	32,797	—	44,304	917	113,691
Due from distributor	—	2,491	—	—	—
Total assets	1,219,553,653	52,723,181	641,016,523	239,394,895	1,964,525,965

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	855,412	89,127	937,814	300,239	1,367,711
Investments purchased	25,365,022	—	—	—	9,703,301
When-issued, delayed-delivery, and forward commitment securities purchased	1,355,000	5,091,536	—	—	—
Investment advisory fees	490,338	6,682	315,262	110,273	1,084,007
Distribution and service fees	75,820	7,334	88,602	453	102,022
Administration fees	26,746	1,062	14,159	6,031	46,947
Transfer agent fees	35,577	2,765	21,278	1,596	167,907
Trustees, CCO and deferred compensation fees	774	16	488	149	988
Audit and tax fees	20,903	18,155	19,427	22,133	17,776
Custody fees	25,701	3,430	31,081	7,429	69,731
Legal fees	7,653	128	4,948	1,480	9,213
Printing and shareholder reports fees	71,047	—	14,664	4,005	5,411
Variation margin payable	—	—	—	2,110	—
Registration fees	10,100	9,663	6,215	13,958	41,429
Other	1,452	30	1,226	289	1,895
Collateral for securities on loan	85,630,240	—	87,695,442	2,971,923	22,923,351
Unrealized depreciation on forward foreign currency contracts	—	—	—	5,185	—
Total liabilities	113,971,785	5,229,928	89,150,606	3,447,253	35,541,689
Net assets	$1,105,581,868	$47,493,253	$551,865,917	$235,947,642	$1,928,984,276

Net assets consist of:
Paid-in capital	$1,167,370,160	$46,541,291	$606,115,062	$247,839,723	$1,899,747,325
Undistributed (distributions in excess of) net investment income (loss)	119,844	—	4,928,913	(1,247,076)	28,271,077
Accumulated net realized gain (loss)	(5,054,732)	344,169	(63,494,240)	(895,671)	10,020,433
Net unrealized appreciation (depreciation) on:
Investments	(56,853,404)	607,793	4,346,279	(10,162,440)	(8,977,223)
Futures contracts	—	—	—	(43,236)	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(30,097)	456,342	(77,336)
Net assets	$1,105,581,868	$47,493,253	$551,865,917	$235,947,642	$1,928,984,276
Net assets by class:
Class A	$127,508,790	$24,700,388	$50,236,437	$515,677	$249,773,500
Class B	3,977,138	—	—	—	—
Class C	58,147,467	3,707,580	90,637,625	371,316	62,013,246
Class I	127,674,896	19,085,285	49,135,617	259,004	1,043,344,774
Class I2	788,225,079	—	361,856,238	234,801,645	573,805,518
Class R6	48,498	—	—	—	47,238
Shares outstanding (unlimited shares, no par value):
Class A	14,219,910	2,153,567	5,239,780	53,872	14,378,879
Class B	443,350	—	—	—	—
Class C	6,517,563	323,008	9,495,604	39,068	3,623,685
Class I	14,138,357	1,661,852	5,115,618	26,998	59,281,374
Class I2	87,111,772	—	37,660,621	24,453,786	32,569,672
Class R6	5,357	—	—	—	2,681
Net asset value per share: (E)
Class A	$8.97	$11.47	$9.59	$9.57	$17.37
Class B	8.97	—	—	—	—
Class C	8.92	11.48	9.55	9.50	17.11
Class I	9.03	11.48	9.61	9.59	17.60
Class I2	9.05	—	9.61	9.60	17.62
Class R6	9.05	—	—	—	17.62
Maximum offering price per share: (F)
Class A	$9.42	$11.86	$10.15	$10.05	$18.38

(A) Investments, at cost	$1,175,570,195	$42,915,649	$627,899,651	$246,650,399	$1,879,335,939
(B) Securities on loan, at value	$83,854,665	$—	$84,400,253	$2,910,930	$21,346,013
(C) Repurchase agreements, at cost	$75,730,790	$7,991,812	$5,881,061	$1,576,617	$71,053,403
(D) Foreign currency, at cost	$—	$—	$58,242	$181	$753,471

(E)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	Transamerica International Small Cap Value	Transamerica Large Cap Value	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Assets:
Investments, at value (A) (B)	$984,522,998	$1,809,885,285	$406,927,050	$667,853,557	$506,774,494
Repurchase agreements, at value (C)	15,350,197	83,062,595	190,542	28,570,848	36,820,550
Cash	—	585,226	—	33,817	99,523
Foreign currency, at value (D)	1,443,066	—	—	—	—
Receivables:
Shares of beneficial interest sold	130,320	499,889	5,710	2,738,639	833,489
Investments sold	37,717	—	6,226,154	—	6,722,761
Interest	8	46	—	16	199,802
Dividends	1,385,220	1,788,632	61,178	522,625	3,041,050
Tax reclaims	601,786	—	—	—	—
Net income from securities lending	20,574	20,260	3,635	62,156	17,336
Total assets	1,003,491,886	1,895,841,933	413,414,269	699,781,658	554,509,005

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	318,578	1,520,984	—	469,121	403,661
Investments purchased	348,768	9,806,702	4,084,704	529,755	18,915,116
Investment advisory fees	724,368	963,654	234,213	352,863	437,056
Distribution and service fees	—	15,581	1,412	4,331	43,096
Administration fees	24,217	46,378	9,759	15,800	12,184
Transfer agent fees	37,807	16,388	2,871	15,995	21,675
Trustees, CCO and deferred compensation fees	530	1,229	137	245	359
Audit and tax fees	17,765	17,566	18,631	19,713	22,248
Custody fees	47,627	17,518	2,942	4,427	8,975
Legal fees	4,870	11,316	1,294	2,109	4,354
Printing and shareholder reports fees	10,962	29,880	596	1,364	5,799
Registration fees	21,043	11,983	13,983	19,902	20,278
Other	967	2,262	266	495	898
Collateral for securities on loan	35,668,043	7,071,663	27,624,102	64,823,138	40,367,561
Total liabilities	37,225,545	19,533,104	31,994,910	66,259,258	60,263,260
Net assets	$966,266,341	$1,876,308,829	$381,419,359	$633,522,400	$494,245,745

Net assets consist of:
Paid-in capital	$924,831,898	$1,578,758,919	$392,795,556	$597,883,235	$671,413,320
Undistributed (distributions in excess of) net investment income (loss)	11,752,913	245,631	(196,496)	5,102,330	8,535,486
Accumulated net realized gain (loss)	32,254,581	186,972,286	(2,168,310)	9,817,490	(56,504,288)
Net unrealized appreciation (depreciation) on:
Investments	(2,531,441)	110,331,993	(9,011,391)	20,719,345	(129,214,961)
Translation of assets and liabilities denominated in foreign currencies	(41,610)	—	—	—	16,188
Net assets	$966,266,341	$1,876,308,829	$381,419,359	$633,522,400	$494,245,745
Net assets by class:
Class A	$—	$31,566,348	$2,734,226	$18,794,527	$46,624,290
Class C	—	11,128,118	995,003	1,241,106	37,876,490
Class I	367,501,837	15,089,585	475,400	147,712,184	63,694,868
Class I2	598,764,504	1,818,475,551	377,214,730	465,774,583	346,050,097
Class R6	—	49,227	—	—	—
Shares outstanding (unlimited shares, no par value):
Class A	—	2,483,569	240,716	1,652,845	5,869,138
Class C	—	878,340	88,575	109,774	4,788,797
Class I	29,628,145	1,181,777	41,714	12,950,866	8,012,788
Class I2	48,180,808	142,539,872	33,054,672	40,815,880	43,528,313
Class R6	—	3,858	—	—	—
Net asset value per share: (E)
Class A	$—	$12.71	$11.36	$11.37	$7.94
Class C	—	12.67	11.23	11.31	7.91
Class I	12.40	12.77	11.40	11.41	7.95
Class I2	12.43	12.76	11.41	11.41	7.95
Class R6	—	12.76	—	—	—
Maximum offering price per share: (F)
Class A	$—	$13.45	$12.02	$12.03	$8.40

(A) Investments, at cost	$987,054,439	$1,699,553,292	$415,938,441	$647,134,212	$635,989,455
(B) Securities on loan, at value	$33,900,809	$6,926,143	$27,002,921	$63,256,072	$39,454,667
(C) Repurchase agreements, at cost	$15,350,197	$83,062,595	$190,542	$28,570,848	$36,820,550
(D) Foreign currency, at cost	$1,445,969	$—	$—	$—	$—

(E)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	Transamerica Money Market	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth
Assets:
Investments, at value (A) (B)	$158,717,591	$637,701,950	$3,731,280,521	$257,887,750	$646,086,776
Repurchase agreements, at value (C)	24,246,393	15,283,750	15,882,975	3,289,012	9,522,645
Cash	—	50,079	2,942,721	—	—
Receivables:
Shares of beneficial interest sold	509,024	1,965,530	18,292,620	—	14,724
Investments sold	—	1,428,490	4,683,170	—	10,068,628
When-issued, delayed-delivery, and forward commitment securities sold	—	442,809	—	—	—
Interest	26,031	1,530,605	35,183,495	2	5
Dividends	—	304,699	—	185,368	—
Net income from securities lending	—	4,314	11,094	5,779	32,152
Due from distributor	42,663	—	—	—	—
Total assets	183,541,702	658,712,226	3,808,276,596	261,367,911	665,724,930

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	50,842	861,468	7,040,082	72,519	200,262
Investments purchased	—	2,873,043	2,711,849	—	1,141,806
When-issued, delayed-delivery, and forward commitment securities purchased	—	38,252,180	—	—	—
Investment advisory fees	5,897	326,031	1,474,006	159,640	383,700
Distribution and service fees	197,702	201,991	826,925	437	1,746
Administration fees	4,702	15,048	95,436	5,987	14,007
Transfer agent fees	28,471	63,830	189,980	1,661	4,189
Trustees, CCO and deferred compensation fees	129	356	2,617	141	368
Audit and tax fees	13,453	17,087	24,427	18,677	15,406
Custody fees	6,909	14,894	43,503	3,924	6,603
Legal fees	922	3,357	23,356	1,453	3,326
Printing and shareholder reports fees	—	—	20,286	3,373	8,549
Variation margin payable	—	30,690	—	—	—
Distribution payable	261	—	622,912	—	—
Registration fees	7,983	8,668	14,554	5,658	12,613
Other	177	755	4,424	310	619
Collateral for securities on loan	—	15,908,251	52,059,272	23,907,076	118,123,790
Total liabilities	317,448	58,577,649	65,153,629	24,180,856	119,916,984
Net assets	$183,224,254	$600,134,577	$3,743,122,967	$237,187,055	$545,807,946

Net assets consist of:
Paid-in capital	$183,224,385	$511,988,342	$3,773,621,339	$250,650,422	$406,792,434
Undistributed (distributions in excess of) net investment income (loss)	460	—	(718,626)	1,818,166	—
Accumulated net realized gain (loss)	(591)	10,574,245	(2,885,630)	(2,566,276)	35,349,549
Net unrealized appreciation (depreciation) on:
Investments	—	77,272,170	(26,864,520)	(12,715,257)	103,665,963
Futures contracts	—	299,820	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(29,596)	—	—
Net assets	$183,224,254	$600,134,577	$3,743,122,967	$237,187,055	$545,807,946
Net assets by class:
Class A	$105,532,166	$210,456,731	$976,714,897	$605,207	$2,882,133
Class B	2,418,069	5,343,513	—	—	—
Class C	21,500,042	184,906,824	721,292,795	371,660	1,379,873
Class I	18,529,482	199,378,032	822,062,798	780,824	2,540,040
Class I2	35,244,495	—	1,223,002,558	235,429,364	539,005,900
Class R6	—	49,477	49,919	—	—
Shares outstanding (unlimited shares, no par value):
Class A	105,531,583	8,466,517	95,848,626	61,692	224,761
Class B	2,417,734	216,356	—	—	—
Class C	21,496,477	7,565,153	70,914,469	38,316	109,989
Class I	18,530,227	7,989,108	82,094,945	79,474	196,337
Class I2	35,244,036	—	122,198,370	23,930,319	41,507,006
Class R6	—	1,983	4,989	—	—
Net asset value per share: (D)
Class A	$1.00	$24.86	$10.19	$9.81	$12.82
Class B	1.00	24.70	—	—	—
Class C	1.00	24.44	10.17	9.70	12.55
Class I	1.00	24.96	10.01	9.82	12.94
Class I2	1.00	—	10.01	9.84	12.99
Class R6	—	24.95	10.01	—	—
Maximum offering price per share: (E)
Class A	$1.00	$26.31	$10.45	$10.38	$13.57

(A) Investments, at cost	$158,717,591	$560,429,780	$3,758,145,041	$270,603,007	$542,420,813
(B) Securities on loan, at value	$—	$15,569,885	$50,995,318	$23,127,407	$115,380,701
(C) Repurchase agreements, at cost	$24,246,393	$15,283,750	$15,882,975	$3,289,012	$9,522,645

(D)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income		Transamerica Unconstrained Bond	Transamerica US Growth

Assets:
Investments, at value (A) (B)	$479,830,333	$982,176,194	$43,780,208		$220,051,905	$1,192,508,571
Repurchase agreements, at value (C)	4,846,041	15,246,129	557,878		7,527,279	19,651,587
Cash	—	5,648	—		28,829	100,010
Receivables:
Shares of beneficial interest sold	10,536	926,526	49,950		—	130,635
Investments sold	9,793,359	3,985,322	—		564,466	8,268,678
When-issued, delayed-delivery, and forward commitment securities sold	—	—	—		1,535,547	—
Interest	3	8	225,927		1,407,612	12
Dividends	104,800	313,885	24,758		—	701,502
Tax reclaims	—	916	1,962		5,862	474,525
Net income from securities lending	13,286	31,692	3,716		7,296	70,815
Total assets	494,598,358	1,002,686,320	44,644,399		231,128,796	1,221,906,335

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	197,541	1,070,492	—		—	1,045,328
Investments purchased	11,300,250	5,119,723	495,497		1,627,533	2,747,593
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—		3,531,041	—
Investment advisory fees	315,059	589,994	16,474		109,790	651,602
Distribution and service fees	961	332,435	2,735		—	149,431
Administration fees	11,792	22,750	857		5,153	29,400
Transfer agent fees	3,238	123,025	2,917		1,316	133,110
Trustees, CCO and deferred compensation fees	401	678	23		60	820
Audit and tax fees	15,410	16,518	22,930		22,760	18,558
Custody fees	9,937	15,246	1,591		17,789	12,779
Legal fees	3,611	6,380	189		437	7,417
Printing and shareholder reports fees	6,992	20,535	518		12,497	19,851
Variation margin payable	—	—	—		23,115	—
Registration fees	12,473	16,311	12,839		6,547	11,411
Other	886	1,317	41		324	1,421
Collateral for securities on loan	19,036,686	90,170,294	9,163,502		22,599,275	32,006,356
Total liabilities	30,915,237	97,505,698	9,720,113		27,957,637	36,835,077
Net assets	$463,683,121	$905,180,622	$34,924,286		$203,171,159	$1,185,071,258

Net assets consist of:
Paid-in capital	$404,847,687	$746,058,605	$35,254,718		$208,374,905	$925,578,030
Undistributed (distributions in excess of) net investment income (loss)	5,003,147	—	29,586		—	1,536,907
Accumulated net realized gain (loss)	33,851,024	71,560,823	139,471		(2,883,923)	17,952,871
Net unrealized appreciation (depreciation) on:
Investments	19,981,263	87,561,194	(499,489)		(2,385,405)	239,907,262
Futures contracts	—	—	—		65,582	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—		—	96,188
Net assets	$463,683,121	$905,180,622	$34,924,286		$203,171,159	$1,185,071,258
Net assets by class:
Class A	$1,124,001	$400,506,333	$1,600,168		$—	$470,701,921
Class B	—	18,643,944	—		—	11,324,107
Class C	876,672	278,388,361	3,024,295		—	53,481,757
Class I	523,635	188,582,948	30,299,813		288,397	182,714,460
Class I2	461,158,813	19,011,517	10		202,882,762	361,470,123
Class T	—	—	—		—	105,378,890
Class R6	—	47,519	—		—	—
Shares outstanding (unlimited shares, no par value):
Class A	102,493	15,300,676	160,542		—	26,971,810
Class B	—	777,573	—		—	670,296
Class C	80,566	11,744,241	304,161		—	3,166,505
Class I	47,496	7,008,706	3,040,346		29,336	10,300,717
Class I2	41,767,487	705,342	1		20,648,913	20,403,654
Class T	—	—	—		—	2,481,179
Class R6	—	1,763	—		—	—
Net asset value per share: (E)
Class A	$10.97	$26.18	$9.97		$—	$17.45
Class B	—	23.98	—		—	16.89
Class C	10.88	23.70	9.94		—	16.89
Class I	11.02	26.91	9.97		9.83	17.74
Class I2	11.04	26.95	9.89	(D)	9.83	17.72
Class T	—	—	—		—	42.47
Class R6	—	26.95	—		—	—
Maximum offering price per share: (F)
Class A	$11.61	$27.70	$10.55		$—	$18.47
Class T	$—	$—	$—		$—	$46.42

(A) Investments, at cost	$459,849,070	$894,615,000	$44,279,697		$222,437,310	$952,601,309
(B) Securities on loan, at value	$18,622,835	$87,648,964	$8,959,267		$22,132,203	$31,328,542
(C) Repurchase agreements, at cost	$4,846,041	$15,246,129	$557,878		$7,527,279	$19,651,587

(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(E)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS

For the year ended October 31, 2015

	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused	Transamerica Dynamic Allocation (A)
Investment Income:
Dividend income	$1,484,065	$5,296,720	$5,110,991	$31,176,559	$376,607
Interest income	35,405,408	4,395	1,144	3,521	82
Net income from securities lending	315,342	584,501	73,321	98,522	66,889
Withholding taxes on foreign income	—	(8,393)	(150,398)	—	—
Total investment income	37,204,815	5,877,223	5,035,058	31,278,602	443,578

Expenses:
Investment advisory fees	5,096,897	9,413,394	2,864,919	7,433,698	141,052
Distribution and service fees:
Class A	—	337,130	1,389	135,863	32,477
Class B	—	42,801	—	—	—
Class C	—	573,963	3,678	52,095	87,801
Administration fees	210,884	343,104	115,484	302,423	6,795
Transfer agent fees:
Class A	—	232,198	504	8,878	17,836
Class B	—	14,822	—	—	—
Class C	—	77,643	296	5,810	12,654
Class I	—	211,951	23,603	7,079	4,189
Class I2	60,284	71,125	31,338	82,352	—
Class R6 (B)	2	—	—	2	—
Trustees, CCO and deferred compensation fees	12,195	19,425	6,701	17,871	371
Audit and tax fees	24,709	24,661	26,439	24,234	4,360
Custody fees	142,866	166,307	57,489	124,306	30,640
Legal fees	27,507	47,960	17,380	44,028	1,107
Printing and shareholder reports fees	7,950	81,145	22,244	58,301	21,352
Registration fees	27,232	82,941	54,266	92,251	42,012
Other	15,681	22,989	15,732	26,705	1,922
Total expenses before waiver and/or reimbursement and recapture	5,626,207	11,763,559	3,241,462	8,415,896	404,568
Expenses waived and/or reimbursed:
Fund Level	—	—	—	—	(31,621)
Class A	—	—	—	—	(22,664)
Class B	—	(60)	—	—	—
Class C	—	—	—	—	(16,641)
Class I	—	—	(43)	—	(5,630)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	—	4,828
Class B	—	3,080	—	—	—
Class C	—	—	—	—	3,987
Class I	—	—	10,516	—	1,441
Net expenses	5,626,207	11,766,579	3,251,935	8,415,896	338,268
Net investment income (loss)	31,578,608	(5,889,356)	1,783,123	22,862,706	105,310

Net realized gain (loss) on:
Investments	27,252,375	55,962,905	(3,977,133)	131,540,942	763,090
Futures contracts	(1,446,437)	—	—	—	—
Foreign currency transactions	(186,910)	(2,896)	(5,468)	—	—
Net realized gain (loss)	25,619,028	55,960,009	(3,982,601)	131,540,942	763,090

Net change in unrealized appreciation (depreciation) on:
Investments	(67,682,773)	29,055,248	19,247,480	(138,061,201)	(950,931)
Futures contracts	317,241	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	2,805	—	—	—	—
Net change in unrealized appreciation (depreciation)	(67,362,727)	29,055,248	19,247,480	(138,061,201)	(950,931)
Net realized and change in unrealized gain (loss)	(41,743,699)	85,015,257	15,264,879	(6,520,259)	(187,841)
Net increase (decrease) in net assets resulting from operations	$(10,165,091)	$79,125,901	$17,048,002	$16,342,447	$(82,531)

(A)	Formerly, Transamerica Tactical Rotation
(B)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2015

	Transamerica Dynamic Income (A)	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity	Transamerica Enhanced Muni	Transamerica Flexible Income
Investment Income:
Dividend income	$35,259,852	$—		$7,961,954	$18,147	$495,963
Interest income	490	49,218,897		851	4,715,922	28,672,365
Net income from securities lending	2,222,558	351,676		34,906	—	94,052
Withholding taxes on foreign income	—	(139,939)		(1,003,277)	—	—
Total investment income	37,482,900	49,430,634		6,994,434	4,734,069	29,262,380

Expenses:
Investment advisory fees	3,725,952	4,095,316		2,755,904	808,599	3,202,453
Distribution and service fees:
Class A	568,490	216,246		4,370	181,171	181,511
Class B	—	—		—	—	30,205
Class C	3,594,725	230,239		17,560	234,767	673,141
Administration fees	206,439	182,779		76,491	50,574	196,009
Transfer agent fees:
Class A	185,080	140,848		3,799	30,733	97,215
Class B	—	—		—	—	6,480
Class C	329,657	33,667		2,639	11,396	62,556
Class I	216,704	493,102		1,463	94,882	53,436
Class I2	—	8,470		21,479	—	41,608
Class R6 (B)	—	2		—	—	2
Trustees, CCO and deferred compensation fees	12,057	10,594		4,388	2,714	11,377
Audit and tax fees	145,344	37,315		19,633	18,442	23,252
Custody fees	36,295	280,488		367,334	114,801	122,140
Legal fees	38,691	24,247		11,433	6,218	28,859
Printing and shareholder reports fees	167,573	83,655		12,069	10,853	53,834
Registration fees	68,423	111,595		46,084	101,174	89,402
Other	18,199	15,275		6,513	3,740	14,849
Total expenses before waiver and/or reimbursement and recapture	9,313,629	5,963,838		3,351,159	1,670,064	4,888,329
Expenses waived and/or reimbursed:
Class A	—	—		—	(95,587)	—
Class C	—	—		—	(66,297)	—
Class I	—	—		—	(29,998)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—		—	72,933	—
Class C	—	—		—	22,117	—
Class I	—	—		—	35,739	—
Net expenses	9,313,629	5,963,838		3,351,159	1,608,971	4,888,329
Net investment income (loss)	28,169,271	43,466,796		3,643,275	3,125,098	24,374,051

Net realized gain (loss) on:
Investments	6,531,985	(51,757,968)		(41,023,498)	2,192,948	(221,233)
Futures contracts	—	(29,078)		—	—	—
Foreign currency transactions	—	2,466,183		(494,768)	—	(31,407)
Net realized gain (loss)	6,531,985	(49,320,863)		(41,518,266)	2,192,948	(252,640)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(72,914,711)	(37,935,377	)(C)	(28,171,691)	3,204,057	(18,408,478)
Futures contracts	—	103,211		—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(265,544)		4,193	—	2,513
Net change in unrealized appreciation (depreciation)	(72,914,711)	(38,097,710)		(28,167,498)	3,204,057	(18,405,965)
Net realized and change in unrealized gain (loss)	(66,382,726)	(87,418,573)		(69,685,764)	5,397,005	(18,658,605)
Net increase (decrease) in net assets resulting from operations	$(38,213,455)	$(43,951,777)		$(66,042,489)	$8,522,103	$5,715,446

(A)	Formerly, Transamerica Tactical Income
(B)	Commenced operations on May 29, 2015.
(C)	Net change in foreign capital gains tax of $529,652.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended October 31, 2015

	Transamerica Floating Rate	Transamerica Global Bond	Transamerica Global Equity	Transamerica Growth	Transamerica Growth Opportunities
Investment Income:
Dividend income	$140,360	$—	$5,800,052	$4,021,337	$1,549,720
Interest income	12,938,662	3,781,179	559	464	2,492
Net income from securities lending	22,831	10,222	118,977	87,483	1,148,302
Withholding taxes on foreign income	—	1,237	(328,359)	(53,123)	—
Total investment income	13,101,853	3,792,638	5,591,229	4,056,161	2,700,514

Expenses:
Investment advisory fees	1,741,757	673,414	2,498,851	4,082,957	5,038,103
Distribution and service fees:
Class A	6,078	726	132,165	—	240,484
Class B	—	—	48,316	—	30,776
Class C	28,097	2,515	686,750	—	122,236
Administration fees	75,717	31,749	81,077	138,837	172,678
Transfer agent fees:
Class A	2,343	321	99,529	—	269,425
Class B	—	—	16,857	—	14,877
Class C	2,970	269	121,046	—	40,065
Class I	1,524	420	38,860	—	104,377
Class I2	20,922	9,288	10,985	39,735	37,165
Class R6 (A)	—	—	2	2	—
Trustees, CCO and deferred compensation fees	4,353	1,983	4,646	7,974	10,090
Audit and tax fees	27,772	44,443	13,618	17,949	20,111
Custody fees	238,111	166,135	69,042	83,625	98,162
Legal fees	9,864	4,609	13,989	18,379	23,844
Printing and shareholder reports fees	13,686	9,005	82,018	5,589	40,353
Registration fees	51,161	48,267	82,641	29,076	56,876
Other	5,240	4,283	8,052	11,040	14,962
Total expenses before waiver and/or reimbursement and recapture	2,229,595	997,427	4,008,444	4,435,163	6,334,584
Expenses waived and/or reimbursed:
Fund Level	—	(48,585)	—	—	—
Class A	(2,024)	(941)	(14,727)	—	—
Class B	—	—	(9,074)	—	—
Class C	(1,907)	(881)	(28,794)	—	—
Class I	(1,006)	(1,053)	—	—	—
Class I2	(26,385)	(81,597)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	646	620	8,940	—	—
Class B	—	—	812	—	—
Class C	92	612	29,545	—	—
Class I	56	633	4,067	—	—
Class I2	119,386	72,309	—	—	—
Net expenses	2,318,453	938,544	3,999,213	4,435,163	6,334,584
Net investment income (loss)	10,783,400	2,854,094	1,592,016	(379,002)	(3,634,070)

Net realized gain (loss) on:
Investments	(248,185)	(22,542,249)	(9,761,978)	62,982,067	28,325,588
Foreign currency transactions	—	1,054,759	(78,306)	(607)	3,905
Net realized gain (loss)	(248,185)	(21,487,490)	(9,840,284)	62,981,460	28,329,493

Net change in unrealized appreciation (depreciation) on:
Investments	(3,380,682)	5,704,711	10,098,062	(187,907)	(73,071,191)
Unfunded commitment	(2,302)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	777,549	1,636	(340)	—
Net change in unrealized appreciation (depreciation)	(3,382,984)	6,482,260	10,099,698	(188,247)	(73,071,191)
Net realized and change in unrealized gain (loss)	(3,631,169)	(15,005,230)	259,414	62,793,213	(44,741,698)
Net increase (decrease) in net assets resulting from operations	$7,152,231	$(12,151,136)	$1,851,430	$62,414,211	$(48,375,768)

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2015

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Income & Growth	Transamerica Inflation Opportunities	Transamerica International Equity
Investment Income:
Dividend income	$1,327,842	$9,741	$37,281,845	$43,291	$53,263,832
Interest income	72,420,588	920,281	1,511	2,032,102	5,164
Net income from securities lending	502,547	—	653,809	13,492	1,443,682
Withholding taxes on foreign income	—	—	(1,165,842)	(586)	(4,453,351)
Total investment income	74,250,977	930,022	36,771,323	2,088,299	50,259,327

Expenses:
Investment advisory fees	6,646,792	124,944	4,960,860	1,324,009	11,485,564
Distribution and service fees:
Class A	350,491	26,503	164,082	985	467,017
Class B	53,873	—	—	—	—
Class C	638,203	25,904	1,015,069	3,867	472,649
Administration fees	315,975	6,560	194,098	63,346	424,373
Transfer agent fees:
Class A	174,286	7,887	69,105	351	646,359
Class B	9,477	—	—	—	—
Class C	68,327	2,037	101,969	472	66,695
Class I	204,893	12,051	75,224	345	853,958
Class I2	61,308	—	38,226	18,033	42,129
Class R6 (A)	2	—	—	—	2
Trustees, CCO and deferred compensation fees	18,040	347	11,186	3,644	24,022
Audit and tax fees	28,064	17,256	24,921	26,655	28,358
Custody fees	195,332	36,867	188,729	77,143	775,134
Legal fees	43,565	458	30,793	8,085	61,033
Printing and shareholder reports fees	209,256	2,425	63,899	12,726	155,671
Registration fees	125,872	44,638	63,638	49,370	223,340
Other	24,207	1,814	15,623	5,142	27,027
Total expenses before waiver and/or reimbursement and recapture	9,167,963	309,691	7,017,422	1,594,173	15,753,331
Expenses waived and/or reimbursed:
Fund Level	—	(49,117)	—	—	—
Class A	—	(18,751)	—	(90)	(200,593)
Class C	—	(8,812)	—	(296)	(1,261)
Class I	—	(12,457)	—	(111)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	263	—	117	10,444
Class C	—	299	—	212	1,261
Class I	—	406	—	32	—
Net expenses	9,167,963	221,522	7,017,422	1,594,037	15,563,182
Net investment income (loss)	65,083,014	708,500	29,753,901	494,262	34,696,145

Net realized gain (loss) on:
Investments	(4,945,413)	335,938	(57,076,515)	(2,876,133)	11,109,953
Futures contracts	—	—	—	(404,688)	—
Foreign currency transactions	—	—	(1,382,519)	1,124,241	(377,004)
Net realized gain (loss)	(4,945,413)	335,938	(58,459,034)	(2,156,580)	10,732,949

Net change in unrealized appreciation (depreciation) on:
Investments	(66,012,886)	258,480	(20,667,171)	(6,322,602)	(24,994,466)
Futures contracts	—	—	—	156,845	—
Translation of assets and liabilities denominated in foreign currencies	—	—	2,163	159,566	8,056
Net change in unrealized appreciation (depreciation)	(66,012,886)	258,480	(20,665,008)	(6,006,191)	(24,986,410)
Net realized and change in unrealized gain (loss)	(70,958,299)	594,418	(79,124,042)	(8,162,771)	(14,253,461)
Net increase (decrease) in net assets resulting from operations	$(5,875,285)	$1,302,918	$(49,370,141)	$(7,668,509)	$20,442,684

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2015

	Transamerica International Small Cap Value	Transamerica Large Cap Value	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Investment Income:
Dividend income	$25,710,179	$41,630,449	$2,551,396	$9,065,995	$26,101,761
Interest income	173	7,846	630	2,231	2,486,865
Net income from securities lending	476,844	571,506	68,139	269,584	341,709
Withholding taxes on foreign income	(1,907,645)	(344,271)	(29,127)	(65,688)	(334,212)
Total investment income	24,279,551	41,865,530	2,591,038	9,272,122	28,596,123

Expenses:
Investment advisory fees	7,630,378	11,531,073	1,928,230	2,892,007	6,874,305
Distribution and service fees:
Class A	—	65,379	2,825	19,758	151,545
Class C	—	102,122	6,497	7,337	490,791
Administration fees	222,709	485,392	71,887	114,999	169,917
Transfer agent fees:
Class A	—	31,723	1,891	4,970	86,931
Class C	—	13,700	939	501	69,074
Class I	326,637	13,209	557	33,886	98,983
Class I2	40,011	135,169	19,920	29,245	33,833
Class R6 (A)	—	2	—	—	—
Trustees, CCO and deferred compensation fees	12,537	27,952	4,053	6,519	9,721
Audit and tax fees	23,874	29,603	22,177	25,596	25,763
Custody fees	504,468	181,274	29,352	45,824	95,900
Legal fees	32,843	67,278	8,658	15,288	27,440
Printing and shareholder reports fees	49,123	85,083	10,610	16,993	69,010
Registration fees	77,352	80,487	54,397	51,958	80,337
Other	13,292	35,407	4,520	6,877	12,429
Total expenses before waiver and/or reimbursement and recapture	8,933,224	12,884,853	2,166,513	3,271,758	8,295,979
Expenses waived and/or reimbursed:
Class A	—	—	(1)	(6)	—
Class I	—	—	(19)	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	53	6	—
Class I	—	—	178	104	—
Net expenses	8,933,224	12,884,853	2,166,724	3,271,862	8,295,979
Net investment income (loss)	15,346,327	28,980,677	424,314	6,000,260	20,300,144

Net realized gain (loss) on:
Investments	32,656,941	189,349,064	(2,168,310)	10,219,558	(67,908,212)
Written options and swaptions	—	—	—	—	686,402
Foreign currency transactions	(668,823)	—	—	(2,430)	(39,318)
Net realized gain (loss)	31,988,118	189,349,064	(2,168,310)	10,217,128	(67,261,128)

Net change in unrealized appreciation (depreciation) on:
Investments	13,158,521	(112,051,884)	(13,941,411)	13,943,292	(160,783,524)
Written options and swaptions	—	—	—	—	138,583
Translation of assets and liabilities denominated in foreign currencies	11,959	—	—	—	5,520
Net change in unrealized appreciation (depreciation)	13,170,480	(112,051,884)	(13,941,411)	13,943,292	(160,639,421)
Net realized and change in unrealized gain (loss)	45,158,598	77,297,180	(16,109,721)	24,160,420	(227,900,549)
Net increase (decrease) in net assets resulting from operations	$60,504,925	$106,277,857	$(15,685,407)	$30,160,680	$(207,600,405)

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2015

	Transamerica Money Market	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth
Investment Income:
Dividend income	$—	$6,559,011	$—	$4,229,446	$4,188,624
Interest income	444,109	5,326,268	107,206,262	436	1,595
Net income from securities lending	—	36,389	129,700	326,254	1,047,551
Withholding taxes on foreign income	—	(1,302)	—	(11,247)	—
Total investment income	444,109	11,920,366	107,335,962	4,544,889	5,237,770

Expenses:
Investment advisory fees	650,341	3,667,239	17,869,134	1,907,269	4,486,201
Distribution and service fees:
Class A	210,382	488,168	2,497,862	969	4,411
Class B	28,931	60,767	—	—	—
Class C	222,409	1,657,650	7,811,092	4,048	8,949
Administration fees	42,865	148,417	1,012,117	62,585	143,433
Transfer agent fees:
Class A	245,577	298,637	670,420	268	2,951
Class B	8,767	20,976	—	—	—
Class C	34,022	158,209	580,538	409	1,179
Class I	45,474	236,609	833,258	870	1,950
Class I2	2,602	—	96,505	17,767	40,607
Class R6 (A)	—	2	2	—	—
Trustees, CCO and deferred compensation fees	2,479	8,471	58,644	3,618	8,218
Audit and tax fees	12,713	19,127	49,735	22,627	17,932
Custody fees	74,761	149,695	423,720	43,590	62,051
Legal fees	4,764	20,344	134,882	9,390	18,756
Printing and shareholder reports fees	10,905	58,216	307,322	12,525	21,878
Registration fees	58,483	92,496	173,295	45,738	53,087
Other	5,731	12,403	72,276	4,831	11,157
Total expenses before waiver and/or reimbursement and recapture	1,661,206	7,097,426	32,590,802	2,136,504	4,882,760
Expenses waived and/or reimbursed:
Fund Level	(437,206)	—	—	—	—
Class A	(448,199)	—	—	—	—
Class B	(37,774)	—	—	—	—
Class C	(254,720)	—	—	—	—
Class I	(45,474)	—	—	(15)	—
Class I2	(2,602)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	4	—
Class C	—	—	—	21	—
Class I	—	—	—	178	—
Net expenses	435,231	7,097,426	32,590,802	2,136,692	4,882,760
Net investment income (loss)	8,878	4,822,940	74,745,160	2,408,197	355,010

Net realized gain (loss) on:
Investments	—	14,089,347	1,397,754	(2,622,494)	36,635,490
Futures contracts	—	211,717	—	—	—
Foreign currency transactions	—	(84)	(68,368)	(111)	—
Net realized gain (loss)	—	14,300,980	1,329,386	(2,622,605)	36,635,490

Net change in unrealized appreciation (depreciation) on:
Investments	—	(6,820,216)	(55,567,631)	(17,652,356)	7,214,906
Futures contracts	—	155,228	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	2,151	—	—
Net change in unrealized appreciation (depreciation)	—	(6,664,988)	(55,565,480)	(17,652,356)	7,214,906
Net realized and change in unrealized gain (loss)	—	7,635,992	(54,236,094)	(20,274,961)	43,850,396
Net increase (decrease) in net assets resulting from operations	$8,878	$12,458,932	$20,509,066	$(17,866,764)	$44,205,406

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2015

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income	Transamerica Unconstrained Bond (A)	Transamerica US Growth
Investment Income:
Dividend income	$11,949,582	$15,030,577	$907,360	$—	$14,166,974
Interest income	1,917	1,167	641,564	4,221,255	13,228
Net income from securities lending	903,520	276,722	30,497	29,933	280,710
Withholding taxes on foreign income	—	(83,956)	(4,009)	—	(29,561)
Total investment income	12,855,019	15,224,510	1,575,412	4,251,188	14,431,351

Expenses:
Investment advisory fees	4,760,183	7,779,524	213,576	684,411	7,978,502
Distribution and service fees:
Class A	2,460	1,106,371	3,819	—	1,167,281
Class B	—	229,877	—	—	131,420
Class C	9,236	3,021,254	13,482	—	503,024
Administration fees	146,714	262,380	8,494	29,299	315,241
Transfer agent fees:
Class A	1,498	951,908	1,059	—	1,018,814
Class B	—	40,198	—	—	48,478
Class C	938	396,055	274	—	129,508
Class I	829	227,795	25,033	279	271,347
Class I2	42,056	1,555	434	8,002	28,048
Class T	—	—	—	—	95,181
Class R6 (B)	—	2	—	—	—
Trustees, CCO and deferred compensation fees	8,531	15,250	484	1,874	18,159
Audit and tax fees	18,121	22,396	27,539	25,038	25,751
Custody fees	77,660	157,676	16,261	143,811	120,263
Legal fees	19,225	35,345	719	3,425	40,044
Printing and shareholder reports fees	24,551	132,209	1,025	21,065	80,104
Registration fees	41,204	91,116	49,371	82,851	102,603
Other	12,801	21,306	1,965	4,391	25,000
Total expenses before waiver and/or reimbursement and recapture	5,166,007	14,492,217	363,535	1,004,446	12,098,768
Expenses waived and/or reimbursed:
Fund Level	—	—	(12,013)	—	—
Class A	(34)	—	(3,258)	—	—
Class B	—	—	—	—	(5)
Class C	—	—	(2,026)	—	—
Class I	—	—	(54,882)	(617)	—
Class I2	—	—	(7,314)	(59,701)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	2,199	—	—
Class B	—	—	—	—	3,230
Class C	—	—	1,752	—	—
Class I	—	—	29,849	382	—
Class I2	—	—	6,880	59,701	—
Net expenses	5,165,973	14,492,217	324,722	1,004,211	12,101,993
Net investment income (loss)	7,689,046	732,293	1,250,690	3,246,977	2,329,358

Net realized gain (loss) on:
Investments	36,779,154	73,757,328	117,441	(2,228,355)	34,891,611
Futures contracts	—	—	—	(650,633)	—
Foreign currency transactions	—	(807)	—	—	—
Net realized gain (loss)	36,779,154	73,756,521	117,441	(2,878,988)	34,891,611

Net change in unrealized appreciation (depreciation) on:
Investments	(71,213,092)	(71,704,529)	(752,039)	(2,385,405)	97,446,006
Futures contracts	—	—	—	65,582	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	(13,646)
Net change in unrealized appreciation (depreciation)	(71,213,092)	(71,704,529)	(752,039)	(2,319,823)	97,432,360
Net realized and change in unrealized gain (loss)	(34,433,938)	2,051,992	(634,598)	(5,198,811)	132,323,971
Net increase (decrease) in net assets resulting from operations	$(26,744,892)	$2,784,285	$616,092	$(1,951,834)	$134,653,329

(A)	Commenced operations on December 8, 2014.
(B)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Bond		Transamerica Capital Growth
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$31,578,608	$31,633,341	$(5,889,356)	$(3,146,101)
Net realized gain (loss)	25,619,028	28,111,685	55,960,009	43,019,543
Net change in unrealized appreciation (depreciation)	(67,362,727)	467,172	29,055,248	89,236,910
Net increase (decrease) in net assets resulting from operations	(10,165,091)	60,212,198	79,125,901	129,110,352

Distributions to shareholders:
Net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class I2	(32,461,443)	(33,169,067)	—	—
Class R6 (A)	(970)	—	—	—
Total distributions from net investment income	(32,462,413)	(33,169,067)	—	—
Net realized gains:
Class A	—	—	(3,324,337)	(2,081,467)
Class B	—	—	(146,506)	(145,269)
Class C	—	—	(1,561,956)	(760,899)
Class I	—	—	(4,201,022)	(2,778,746)
Class I2	(26,769,165)	(10,700,391)	(32,799,000)	(15,844,892)
Total distributions from net realized gains	(26,769,165)	(10,700,391)	(42,032,821)	(21,611,273)
Total distributions to shareholders	(59,231,578)	(43,869,458)	(42,032,821)	(21,611,273)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	60,370,515	56,847,940
Class B	—	—	382,583	204,170
Class C	—	—	27,150,870	26,513,720
Class I	—	—	49,697,856	98,954,375
Class I2	67,840,657	54,263,138	292,769,066	390,541,414
Class R6 (A)	50,000	—	—	—
	67,890,657	54,263,138	430,370,890	573,061,619
Dividends and distributions reinvested:
Class A	—	—	3,232,197	1,996,249
Class B	—	—	141,128	139,326
Class C	—	—	1,279,713	656,374
Class I	—	—	3,384,906	2,365,528
Class I2	59,230,608	43,869,458	32,799,000	15,844,893
Class R6 (A)	970	—	—	—
	59,231,578	43,869,458	40,836,944	21,002,370
Cost of shares redeemed:
Class A	—	—	(33,999,737)	(38,249,668)
Class B	—	—	(510,007)	(626,908)
Class C	—	—	(11,740,160)	(8,611,228)
Class I	—	—	(67,238,891)	(63,277,857)
Class I2	(60,218,832)	(191,973,964)	(147,755,274)	(149,575,850)
	(60,218,832)	(191,973,964)	(261,244,069)	(260,341,511)
Automatic conversions:
Class A	—	—	1,182,934	1,459,868
Class B	—	—	(1,182,934)	(1,459,868)
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	66,903,403	(93,841,368)	209,963,765	333,722,478
Net increase (decrease) in net assets	(2,493,266)	(77,498,628)	247,056,845	441,221,557

Net assets:
Beginning of year	780,308,236	857,806,864	1,179,066,358	737,844,801
End of year	$777,814,970	$780,308,236	$1,426,123,203	$1,179,066,358
Undistributed (distributions in excess of) net investment income (loss)	$1,705,781	$2,988,481	$(4,876,749)	$(2,724,226)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Bond		Transamerica Capital Growth
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	—	—	2,402,893	2,460,389
Class B	—	—	17,493	9,828
Class C	—	—	1,211,272	1,287,558
Class I	—	—	1,933,024	4,255,489
Class I2	6,478,626	5,073,374	16,684,723	23,744,448
Class R6 (A)	4,794	—	—	—
	6,483,420	5,073,374	22,249,405	31,757,712
Shares reinvested:
Class A	—	—	136,668	89,198
Class B	—	—	6,727	6,925
Class C	—	—	60,708	32,558
Class I	—	—	139,988	103,751
Class I2	5,815,024	4,152,483	2,028,386	1,026,889
Class R6 (A)	97	—	—	—
	5,815,121	4,152,483	2,372,477	1,259,321
Shares redeemed:
Class A	—	—	(1,364,311)	(1,665,952)
Class B	—	—	(23,219)	(30,894)
Class C	—	—	(531,963)	(414,991)
Class I	—	—	(2,651,109)	(2,719,996)
Class I2	(5,867,866)	(17,962,237)	(8,535,271)	(9,444,270)
	(5,867,866)	(17,962,237)	(13,105,873)	(14,276,103)
Automatic conversions:
Class A	—	—	47,951	63,646
Class B	—	—	(54,169)	(71,016)
	—	—	(6,218)	(7,370)
Net increase (decrease) in shares outstanding:
Class A	—	—	1,223,201	947,281
Class B	—	—	(53,168)	(85,157)
Class C	—	—	740,017	905,125
Class I	—	—	(578,097)	1,639,244
Class I2	6,425,784	(8,736,380)	10,177,838	15,327,067
Class R6 (A)	4,891	—	—	—
	6,430,675	(8,736,380)	11,509,791	18,733,560

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the periods and years ended:

	Transamerica Concentrated Growth			Transamerica Dividend Focused
	October 31, 2015	October 31, 2014 (A)	December 31, 2013 (B)	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$1,783,123	$707,180	$(2,214)	$22,862,706	$21,712,631
Net realized gain (loss)	(3,982,601)	991,369	413,282	131,540,942	49,179,546
Net change in unrealized appreciation (depreciation)	19,247,480	12,284,158	2,910,000	(138,061,201)	79,639,634
Net increase (decrease) in net assets resulting from operations	17,048,002	13,982,707	3,321,068	16,342,447	150,531,811

Distributions to shareholders:
Net investment income:
Fund Level	—	—	(3,382)	—	—
Class A	—	—	—	(920,532)	(493,242)
Class C	—	—	—	(49,211)	(20,663)
Class I	(23,194)	—	—	(117,280)	(71,747)
Class I2	(1,071,082)	—	—	(22,364,831)	(20,888,189)
Class R6 (C)	—	—	—	(484)	—
Total distributions from net investment income	(1,094,276)	—	(3,382)	(23,452,338)	(21,473,841)
Net realized gains:
Fund Level	—	—	(293,304)	—	—
Class A	(1,067)	—	—	(2,041,457)	(11,141)
Class C	(728)	—	—	(176,625)	(11,903)
Class I	(46,387)	(377,911)	—	(221,274)	(13,662)
Class I2	(974,659)	—	—	(46,758,415)	(7,935,194)
Total distributions from net realized gains	(1,022,841)	(377,911)	(293,304)	(49,197,771)	(7,971,900)
Total distributions to shareholders	(2,117,117)	(377,911)	(296,686)	(72,650,109)	(29,445,741)

Capital share transactions:
Proceeds from shares sold:
Fund Level	—	176,841	489,107	—	—
Class A	312,845	462,262	—	18,382,956	66,769,358
Class C	151,129	264,344	—	2,123,252	3,252,271
Class I	4,375,653	6,252,828	—	2,157,399	4,453,396
Class I2	98,783,436	345,890,669	—	129,427,147	426,493,950
Class R6 (C)	—	—	—	50,000	—
	103,623,063	353,046,944	489,107	152,140,754	500,968,975
Issued from fund acquisition:
Class I	—	9,903,534	—	—	—
Dividends and distributions reinvested:
Fund Level	—	370,421	290,954	—	—
Class A	1,067	—	—	2,958,519	503,571
Class C	728	—	—	224,369	32,324
Class I	68,653	—	—	338,554	85,409
Class I2	2,045,741	—	—	69,122,302	28,823,383
Class R6 (C)	—	—	—	484	—
	2,116,189	370,421	290,954	72,644,228	29,444,687
Redeemed due to acquisition:
Fund Level	—	(9,903,534)	—	—	—
Cost of shares redeemed:
Fund Level	—	(749,632)	(363,523)	—	—
Class A	(88,697)	(33,549)	—	(30,188,588)	(7,127,885)
Class C	(9,351)	—	—	(1,749,029)	(424,806)
Class I	(1,394,949)	(571,460)	—	(2,174,773)	(360,262)
Class I2	(77,743,706)	(5,588,234)	—	(696,099,147)	(194,004,001)
	(79,236,703)	(6,942,875)	(363,523)	(730,211,537)	(201,916,954)
Net increase (decrease) in net assets resulting from capital share transactions	26,502,549	346,474,490	416,538	(505,426,555)	328,496,708
Net increase (decrease) in net assets	41,433,434	360,079,286	3,440,920	(561,734,217)	449,582,778

Net assets:
Beginning of period/year	373,840,538	13,761,252	10,320,332	1,477,107,607	1,027,524,829
End of period/year	$415,273,972	$373,840,538	$13,761,252	$915,373,390	$1,477,107,607
Undistributed (distributions in excess of) net investment income (loss)	$1,396,657	$716,412	$—	$1,235,199	$1,836,793

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the periods and years ended:

	Transamerica Concentrated Growth			Transamerica Dividend Focused
	October 31, 2015	October 31, 2014 (A)	December 31, 2013 (B)	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Fund Level	—	11,501	36,709	—	—
Class A	18,521	29,524	—	1,408,647	5,170,553
Class C	8,924	16,981	—	159,938	254,246
Class I	264,873	396,020	—	162,956	351,499
Class I2	5,893,265	22,085,210	—	9,792,048	32,725,036
Class R6 (C)	—	—	—	3,774	—
	6,185,583	22,539,236	36,709	11,527,363	38,501,334
Shares issued on fund acquisition:
Class I	—	861,025	—	—	—
Shares reinvested:
Fund Level	—	23,929	20,038	—	—
Class A	63	—	—	224,471	38,326
Class C	43	—	—	17,020	2,564
Class I	4,108	—	—	25,728	6,656
Class I2	121,265	—	—	5,237,794	2,275,426
Class R6 (C)	—	—	—	38	—
	125,479	23,929	20,038	5,505,051	2,322,972
Shares redeemed due to acquisition:
Fund Level	—	(861,025)	—	—	—
Shares redeemed:
Fund Level	—	(47,628)	(26,638)	—	—
Class A	(5,439)	(2,140)	—	(2,335,171)	(547,282)
Class C	(549)	—	—	(134,978)	(33,410)
Class I	(82,397)	(36,360)	—	(165,742)	(28,569)
Class I2	(4,564,490)	(352,590)	—	(53,198,181)	(15,373,793)
	(4,652,875)	(438,718)	(26,638)	(55,834,072)	(15,983,054)
Net increase (decrease) in shares outstanding:
Fund Level	—	(873,223)	30,109	—	—
Class A	13,145	27,384	—	(702,053)	4,661,597
Class C	8,418	16,981	—	41,980	223,400
Class I	186,584	1,220,685	—	22,942	329,586
Class I2	1,450,040	21,732,620	—	(38,168,339)	19,626,669
Class R6 (C)	—	—	—	3,812	—
	1,658,187	22,124,447	30,109	(38,801,658)	24,841,252

(A)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Statement of Changes in Net Assets represents activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the Notes to Financial Statements for details.
(B)	Prior to January 1, 2014, the Statements of Changes in Net Assets was audited by another independent registered public accounting firm.
(C)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dynamic Allocation (A)		Transamerica Dynamic Income (B)		Transamerica Emerging Markets Debt
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$105,310	$99,556	$28,169,271	$32,746,450	$43,466,796	$33,806,609
Net realized gain (loss)	763,090	859,488	6,531,985	46,787,395	(49,320,863)	(19,013,549)
Net change in unrealized appreciation (depreciation)	(950,931)	106,774	(72,914,711)	(20,881,142)	(38,097,710)	11,110,255
Net increase (decrease) in net assets resulting from operations	(82,531)	1,065,818	(38,213,455)	58,652,703	(43,951,777)	25,903,315

Distributions to shareholders:
Net investment income:
Class A	(115,591)	(35,784)	(9,803,437)	(9,387,251)	(3,228,749)	(5,052,223)
Class C	(22,885)	(7,089)	(12,936,612)	(10,079,093)	(732,308)	(1,295,021)
Class I	(43,984)	(17,768)	(9,233,231)	(8,025,504)	(21,796,180)	(13,439,260)
Class I2	—	—	—	—	(4,414,212)	(12,705,101)
Class R6 (C)	—	—	—	—	(1,336)	—
Total distributions from net investment income	(182,460)	(60,641)	(31,973,280)	(27,491,848)	(30,172,785)	(32,491,605)
Net realized gains:
Class A	(650,313)	(21,960)	(4,162,900)	—	—	—
Class C	(396,800)	(13,300)	(6,427,415)	—	—	—
Class I	(200,624)	(8,367)	(3,875,409)	—	—	—
Total distributions from net realized gains	(1,247,737)	(43,627)	(14,465,724)	—	—	—
Total distributions to shareholders	(1,430,197)	(104,268)	(46,439,004)	(27,491,848)	(30,172,785)	(32,491,605)

Capital share transactions:
Proceeds from shares sold:
Class A	1,884,640	6,072,181	24,145,782	48,021,688	52,749,406	60,824,303
Class C	2,389,815	4,349,824	29,552,865	52,497,261	4,431,692	9,291,107
Class I	769,768	1,770,288	37,784,686	82,956,484	437,740,094	286,885,850
Class I2	—	—	—	—	4,650,275	21,901,688
Class R6 (C)	—	—	—	—	50,000	—
	5,044,223	12,192,293	91,483,333	183,475,433	499,621,467	378,902,948
Issued from fund acquisition:
Class A	4,758,255	—	—	—	—	—
Class C	5,521,344	—	—	—	—	—
Class I	688,528	—	—	—	—	—
	10,968,127	—	—	—	—	—
Dividends and distributions reinvested:
Class A	753,200	57,698	12,982,180	8,694,710	3,011,700	4,781,683
Class C	419,685	20,390	17,434,541	8,941,478	635,908	1,095,269
Class I	244,608	26,135	10,972,177	6,550,437	17,224,415	12,019,253
Class I2	—	—	—	—	4,414,212	12,705,101
Class R6 (C)	—	—	—	—	1,336	—
	1,417,493	104,223	41,388,898	24,186,625	25,287,571	30,601,306
Cost of shares redeemed:
Class A	(4,668,612)	(976,776)	(97,061,461)	(149,952,578)	(70,034,479)	(111,939,621)
Class C	(3,539,518)	(1,218,130)	(119,307,129)	(139,234,720)	(12,235,778)	(13,334,411)
Class I	(1,129,605)	(1,280,840)	(125,159,466)	(124,650,121)	(162,496,910)	(94,626,856)
Class I2	—	—	—	—	(79,586,343)	(224,316,463)
	(9,337,735)	(3,475,746)	(341,528,056)	(413,837,419)	(324,353,510)	(444,217,351)
Net increase (decrease) in net assets resulting from capital share transactions	8,092,108	8,820,770	(208,655,825)	(206,175,361)	200,555,528	(34,713,097)
Net increase (decrease) in net assets	6,579,380	9,782,320	(293,308,284)	(175,014,506)	126,430,966	(41,301,387)

Net assets:
Beginning of year	22,901,872	13,119,552	902,193,201	1,077,207,707	592,466,250	633,767,637
End of year	$29,481,252	$22,901,872	$608,884,917	$902,193,201	$718,897,216	$592,466,250
Undistributed (distributions in excess of) net investment income (loss)	$—	$46,352	$(853,932)	$3,568,177	$(1,930,752)	$1,196,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dynamic Allocation (A)		Transamerica Dynamic Income (B)		Transamerica Emerging Markets Debt
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	165,653	532,540	2,362,824	4,654,071	5,208,429	5,638,083
Class C	212,142	383,593	2,908,904	5,103,509	433,963	861,404
Class I	68,301	155,900	3,717,491	7,976,112	42,796,847	26,961,333
Class I2	—	—	—	—	464,408	2,075,401
Class R6 (C)	—	—	—	—	4,822	—
	446,096	1,072,033	8,989,219	17,733,692	48,908,469	35,536,221
Shares issued on fund acquisition:
Class A	418,396	—	—	—	—	—
Class C	490,111	—	—	—	—	—
Class I	60,692	—	—	—	—	—
	969,199	—	—	—	—	—
Shares reinvested:
Class A	67,551	5,152	1,298,159	841,151	304,486	450,089
Class C	37,844	1,827	1,752,148	867,629	64,203	103,284
Class I	22,017	2,342	1,094,999	633,166	1,741,480	1,117,980
Class I2	—	—	—	—	441,051	1,199,994
Class R6 (C)	—	—	—	—	136	—
	127,412	9,321	4,145,306	2,341,946	2,551,356	2,871,347
Shares redeemed:
Class A	(414,034)	(85,107)	(9,737,936)	(14,461,409)	(7,015,409)	(10,479,621)
Class C	(318,046)	(106,790)	(12,043,710)	(13,535,177)	(1,227,455)	(1,256,970)
Class I	(100,709)	(112,192)	(12,535,550)	(12,085,747)	(16,209,016)	(8,831,612)
Class I2	—	—	—	—	(8,005,692)	(21,283,435)
	(832,789)	(304,089)	(34,317,196)	(40,082,333)	(32,457,572)	(41,851,638)
Net increase (decrease) in shares outstanding:
Class A	237,566	452,585	(6,076,953)	(8,966,187)	(1,502,494)	(4,391,449)
Class C	422,051	278,630	(7,382,658)	(7,564,039)	(729,289)	(292,282)
Class I	50,301	46,050	(7,723,060)	(3,476,469)	28,329,311	19,247,701
Class I2	—	—	—	—	(7,100,233)	(18,008,040)
Class R6 (C)	—	—	—	—	4,958	—
	709,918	777,265	(21,182,671)	(20,006,695)	19,002,253	(3,444,070)

(A)	Formerly, Transamerica Tactical Rotation
(B)	Formerly, Transamerica Tactical Income
(C)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Equity		Transamerica Enhanced Muni		Transamerica Flexible Income
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$3,643,275	$3,181,848	$3,125,098	$752,904	$24,374,051	$17,532,405
Net realized gain (loss)	(41,518,266)	445,864	2,192,948	1,020,734	(252,640)	2,614,424
Net change in unrealized appreciation (depreciation)	(28,167,498)	(5,270,268)	3,204,057	1,491,584	(18,405,965)	2,718,199
Net increase (decrease) in net assets resulting from operations	(66,042,489)	(1,642,556)	8,522,103	3,265,222	5,715,446	22,865,028

Distributions to shareholders:
Net investment income:
Class A	(18,976)	(8,906)	(1,193,475)	(319,114)	(2,253,630)	(2,421,358)
Class B	—	—	—	—	(67,483)	(92,856)
Class C	(5,547)	(6,643)	(253,001)	(98,787)	(1,636,876)	(1,634,737)
Class I	(14,731)	(5,913)	(1,637,748)	(338,642)	(1,727,785)	(1,179,920)
Class I2	(2,932,835)	(2,879,766)	—	—	(18,895,673)	(12,828,125)
Class R6 (A)	—	—	—	—	(774)	—
Total distributions from net investment income	(2,972,089)	(2,901,228)	(3,084,224)	(756,543)	(24,582,221)	(18,156,996)
Net realized gains:
Class A	—	—	(541,063)	—	—	—
Class C	—	—	(157,597)	—	—	—
Class I	—	—	(327,944)	—	—	—
Total distributions from net realized gains	—	—	(1,026,604)	—	—	—
Total distributions to shareholders	(2,972,089)	(2,901,228)	(4,110,828)	(756,543)	(24,582,221)	(18,156,996)

Capital share transactions:
Proceeds from shares sold:
Class A	904,159	778,984	95,937,835	31,755,448	19,662,902	23,918,469
Class B	—	—	—	—	370,403	413,004
Class C	1,049,442	657,282	39,693,636	8,303,538	11,812,005	18,506,389
Class I	527,536	839,074	217,870,711	15,829,734	36,885,031	25,618,926
Class I2	223,871,060	77,941,637	—	—	41,409,186	473,052,249
Class R6 (A)	—	—	—	—	50,000	—
	226,352,197	80,216,977	353,502,182	55,888,720	110,189,527	541,509,037
Dividends and distributions reinvested:
Class A	17,064	8,906	1,628,460	304,764	1,997,516	2,179,071
Class B	—	—	—	—	62,120	85,077
Class C	5,393	6,643	376,684	83,295	1,176,426	1,081,313
Class I	14,731	5,913	1,458,940	334,660	1,279,481	798,837
Class I2	2,932,835	2,879,766	—	—	18,895,673	12,828,125
Class R6 (A)	—	—	—	—	774	—
	2,970,023	2,901,228	3,464,084	722,719	23,411,990	16,972,423
Cost of shares redeemed:
Class A	(426,954)	(86,240)	(17,430,750)	(3,292,547)	(25,974,070)	(32,107,888)
Class B	—	—	—	—	(1,164,467)	(1,122,028)
Class C	(234,088)	(137,805)	(3,002,637)	(660,265)	(14,853,970)	(23,191,557)
Class I	(173,208)	(196,245)	(28,395,017)	(1,876,940)	(23,954,706)	(17,104,535)
Class I2	(129,963,499)	(54,917,222)	—	—	(231,998,581)	(4,777,343)
	(130,797,749)	(55,337,512)	(48,828,404)	(5,829,752)	(297,945,794)	(78,303,351)
Automatic conversions:
Class A	—	—	—	—	671,260	588,405
Class B	—	—	—	—	(671,260)	(588,405)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	98,524,471	27,780,693	308,137,862	50,781,687	(164,344,277)	480,178,109
Net increase (decrease) in net assets	29,509,893	23,236,909	312,549,137	53,290,366	(183,211,052)	484,886,141

Net assets:
Beginning of year	245,724,251	222,487,342	67,941,196	14,650,830	729,365,648	244,479,507
End of year	$275,234,144	$245,724,251	$380,490,333	$67,941,196	$546,154,596	$729,365,648
Undistributed (distributions in excess of) net investment income (loss)	$3,147,794	$2,971,376	$43,635	$2,746	$50,343	$91,229

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Equity		Transamerica Enhanced Muni		Transamerica Flexible Income
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	95,090	76,170	8,572,175	2,901,035	2,094,067	2,542,481
Class B	—	—	—	—	39,077	43,617
Class C	107,987	65,101	3,554,301	775,285	1,265,998	1,972,695
Class I	55,636	82,256	19,418,277	1,470,585	3,932,609	2,704,896
Class I2	22,366,184	7,618,026	—	—	4,394,563	50,209,721
Class R6 (A)	—	—	—	—	5,291	—
	22,624,897	7,841,553	31,544,753	5,146,905	11,731,605	57,473,410
Shares reinvested:
Class A	1,736	912	146,287	28,072	213,304	231,211
Class B	—	—	—	—	6,625	9,029
Class C	551	683	33,926	7,691	126,473	115,443
Class I	1,494	605	130,259	30,850	136,582	84,560
Class I2	297,448	294,455	—	—	2,013,690	1,355,549
Class R6 (A)	—	—	—	—	83	—
	301,229	296,655	310,472	66,613	2,496,757	1,795,792
Shares redeemed:
Class A	(46,279)	(8,637)	(1,561,313)	(306,165)	(2,771,100)	(3,399,515)
Class B	—	—	—	—	(124,556)	(118,755)
Class C	(25,105)	(14,097)	(269,342)	(60,300)	(1,593,766)	(2,475,726)
Class I	(18,720)	(19,906)	(2,530,471)	(173,520)	(2,559,964)	(1,815,002)
Class I2	(14,521,706)	(5,559,277)	—	—	(24,982,423)	(504,831)
	(14,611,810)	(5,601,917)	(4,361,126)	(539,985)	(32,031,809)	(8,313,829)
Automatic conversions:
Class A	—	—	—	—	71,498	62,396
Class B	—	—	—	—	(71,474)	(62,396)
	—	—	—	—	24	—
Net increase (decrease) in shares outstanding:
Class A	50,547	68,445	7,157,149	2,622,942	(392,231)	(563,427)
Class B	—	—	—	—	(150,328)	(128,505)
Class C	83,433	51,687	3,318,885	722,676	(201,295)	(387,588)
Class I	38,410	62,955	17,018,065	1,327,915	1,509,227	974,454
Class I2	8,141,926	2,353,204	—	—	(18,574,170)	51,060,439
Class R6 (A)	—	—	—	—	5,374	—
	8,314,316	2,536,291	27,494,099	4,673,533	(17,803,423)	50,955,373

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the periods and years ended:

	Transamerica Floating Rate		Transamerica Global Bond		Transamerica Global Equity
	October 31, 2015	October 31, 2014 (A)	October 31, 2015	October 31, 2014 (B)	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$10,783,400	$5,152,739	$2,854,094	$2,083,287	$1,592,016	$2,610,071
Net realized gain (loss)	(248,185)	401,399	(21,487,490)	(2,127,421)	(9,840,284)	37,982,191
Net change in unrealized appreciation (depreciation)	(3,382,984)	(2,055,611)	6,482,260	(9,773,681)	10,099,698	(39,171,248)
Net increase (decrease) in net assets resulting from operations	7,152,231	3,498,527	(12,151,136)	(9,817,815)	1,851,430	1,421,014

Distributions to shareholders:
Net investment income:
Class A	(85,287)	(19,867)	(1,097)	(2,194)	—	(1,148,000)
Class B	—	—	—	—	—	(56,120)
Class C	(79,227)	(33,524)	(292)	(1,240)	—	(612,675)
Class I	(47,861)	(12,877)	(1,452)	(2,934)	—	(580,821)
Class I2	(10,675,346)	(5,194,388)	(1,079,077)	(703,399)	—	—
Total distributions from net investment income	(10,887,721)	(5,260,656)	(1,081,918)	(709,767)	—	(2,397,616)
Net realized gains:
Class A	(989)	—	—	—	—	—
Class C	(3,168)	—	—	—	—	—
Class I	(583)	—	—	—	—	—
Class I2	(315,100)	—	—	—	—	—
Total distributions from net realized gains	(319,840)	—	—	—	—	—
Total distributions to shareholders	(11,207,561)	(5,260,656)	(1,081,918)	(709,767)	—	(2,397,616)

Capital share transactions:
Proceeds from shares sold:
Class A	8,487,073	2,147,440	27,575	303,746	8,268,726	7,966,644
Class B	—	—	—	—	51,811	55,549
Class C	3,209,441	4,365,683	26,075	280,962	3,527,286	4,052,645
Class I	7,961,626	490,725	20,000	328,198	16,646,005	14,551,208
Class I2	116,222,380	228,824,215	—	250,466,458	28,210,857	130,168,115
Class R6 (C)	—	—	—	—	50,000	—
	135,880,520	235,828,063	73,650	251,379,364	56,754,685	156,794,161
Dividends and distributions reinvested:
Class A	81,210	16,171	1,097	2,194	—	1,101,850
Class B	—	—	—	—	—	50,131
Class C	74,332	29,180	292	1,240	—	479,502
Class I	37,806	10,110	1,452	2,934	—	345,993
Class I2	10,941,492	5,108,435	1,079,077	703,399	—	—
	11,134,840	5,163,896	1,081,918	709,767	—	1,977,476
Cost of shares redeemed:
Class A	(5,770,927)	(1,516,370)	(23,944)	—	(18,818,967)	(37,266,990)
Class B	—	—	—	—	(1,269,219)	(1,462,767)
Class C	(2,008,937)	(2,683,838)	(2,000)	(23,424)	(16,942,534)	(19,262,089)
Class I	(7,602,138)	(84,815)	—	(1,269)	(12,899,525)	(14,623,326)
Class I2	(179,094)	(18,747,145)	(183,135,829)	(1,852,509)	(4,364,353)	—
	(15,561,096)	(23,032,168)	(183,161,773)	(1,877,202)	(54,294,598)	(72,615,172)
Automatic conversions:
Class A	—	—	—	—	1,869,065	1,480,765
Class B	—	—	—	—	(1,869,065)	(1,480,765)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	131,454,264	217,959,791	(182,006,205)	250,211,929	2,460,087	86,156,465
Net increase (decrease) in net assets	127,398,934	216,197,662	(195,239,259)	239,684,347	4,311,517	85,179,863

Net assets:
Beginning of period/year	216,197,662	—	239,684,347	—	298,540,195	213,360,332
End of period/year	$343,596,596	$216,197,662	$44,445,088	$239,684,347	$302,851,712	$298,540,195
Undistributed (distributions in excess of) net investment income (loss)	$47,105	$(5,037)	$(219,513)	$80,654	$170,959	$(1,342,869)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the periods and years ended:

	Transamerica Floating Rate		Transamerica Global Bond		Transamerica Global Equity
	October 31, 2015	October 31, 2014 (A)	October 31, 2015	October 31, 2014 (B)	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	854,474	214,137	2,946	30,273	740,198	725,367
Class B	—	—	—	—	4,547	5,060
Class C	323,025	435,093	2,826	28,011	318,484	370,940
Class I	801,748	48,936	2,152	32,687	1,504,326	1,311,464
Class I2	11,676,419	22,879,633	—	24,365,726	2,495,861	11,510,053
Class R6 (C)	—	—	—	—	4,299	—
	13,655,666	23,577,799	7,924	24,456,697	5,067,715	13,922,884
Shares reinvested:
Class A	8,194	1,616	115	214	—	100,442
Class B	—	—	—	—	—	4,570
Class C	7,503	2,918	31	121	—	43,790
Class I	3,814	1,009	151	287	—	31,684
Class I2	1,105,199	510,146	112,756	68,747	—	—
	1,124,710	515,689	113,053	69,369	—	180,486
Shares redeemed:
Class A	(584,333)	(151,984)	(2,590)	—	(1,690,464)	(3,370,560)
Class B	—	—	—	—	(114,933)	(133,502)
Class C	(203,222)	(269,451)	(211)	(2,279)	(1,528,107)	(1,762,053)
Class I	(766,650)	(8,457)	—	(123)	(1,153,173)	(1,337,942)
Class I2	(18,222)	(1,866,254)	(19,590,734)	(185,560)	(402,320)	—
	(1,572,427)	(2,296,146)	(19,593,535)	(187,962)	(4,888,997)	(6,604,057)
Automatic conversions:
Class A	—	—	—	—	167,509	132,416
Class B	—	—	—	—	(169,209)	(132,907)
	—	—	—	—	(1,700)	(491)
Net increase (decrease) in shares outstanding:
Class A	278,335	63,769	471	30,487	(782,757)	(2,412,335)
Class B	—	—	—	—	(279,595)	(256,779)
Class C	127,306	168,560	2,646	25,853	(1,209,623)	(1,347,323)
Class I	38,912	41,488	2,303	32,851	351,153	5,206
Class I2	12,763,396	21,523,525	(19,477,978)	24,248,913	2,093,541	11,510,053
Class R6 (C)	—	—	—	—	4,299	—
	13,207,949	21,797,342	(19,472,558)	24,338,104	177,018	7,498,822

(A)	Commenced operations on October 31, 2013.
(B)	Commenced operations on March 1, 2014.
(C)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Growth		Transamerica Growth Opportunities		Transamerica High Yield Bond
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$(379,002)	$(309,215)	$(3,634,070)	$134,544	$65,083,014	$64,965,546
Net realized gain (loss)	62,981,460	91,094,816	28,329,493	79,396,216	(4,945,413)	16,963,379
Net change in unrealized appreciation (depreciation)	(188,247)	(6,482,734)	(73,071,191)	(8,064,410)	(66,012,886)	(11,634,145)
Net increase (decrease) in net assets resulting from operations	62,414,211	84,302,867	(48,375,768)	71,466,350	(5,875,285)	70,294,780

Distributions to shareholders:
Net investment income:
Class A	—	—	(155)	—	(7,305,489)	(16,889,594)
Class B	—	—	—	—	(230,662)	(319,025)
Class C	—	—	—	—	(2,843,338)	(3,188,615)
Class I	—	—	—	—	(9,482,140)	(8,267,762)
Class I2	—	(47,957)	(586,179)	—	(45,085,082)	(36,588,053)
Class R6 (A)	—	—	—	—	(1,165)	—
Total distributions from net investment income	—	(47,957)	(586,334)	—	(64,947,876)	(65,253,049)
Net realized gains:
Class A	—	—	(11,148,928)	(4,376,857)	(1,686,828)	(5,006,583)
Class B	—	—	(483,562)	(251,719)	(79,485)	(101,279)
Class C	—	—	(1,618,720)	(616,095)	(865,505)	(948,563)
Class I	—	—	(6,597,502)	(2,708,792)	(3,594,493)	(1,147,640)
Class I2	(90,956,059)	(70,323,484)	(59,751,141)	(20,801,283)	(10,708,487)	(7,045,094)
Total distributions from net realized gains	(90,956,059)	(70,323,484)	(79,599,853)	(28,754,746)	(16,934,798)	(14,249,159)
Total distributions to shareholders	(90,956,059)	(70,371,441)	(80,186,187)	(28,754,746)	(81,882,674)	(79,502,208)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	4,102,067	6,599,125	130,399,413	173,219,462
Class B	—	—	9,842	41,149	72,640	229,560
Class C	—	—	923,882	1,931,246	18,807,150	19,391,683
Class I	—	—	2,828,040	5,817,121	235,988,326	314,041,552
Class I2	27,169,904	32,934,883	54,111,965	66,586,657	251,445,300	228,808,324
Class R6 (A)	50,000	—	—	—	50,000	—
	27,219,904	32,934,883	61,975,796	80,975,298	636,762,829	735,690,581
Dividends and distributions reinvested:
Class A	—	—	11,019,702	4,325,183	8,311,624	20,649,402
Class B	—	—	480,471	247,546	299,227	397,829
Class C	—	—	1,575,527	601,654	3,312,263	3,673,005
Class I	—	—	6,547,917	2,693,411	12,017,750	8,319,790
Class I2	90,956,059	70,371,441	60,337,320	20,801,283	55,793,569	43,633,147
Class R6 (A)	—	—	—	—	1,165	—
	90,956,059	70,371,441	79,960,937	28,669,077	79,735,598	76,673,173
Cost of shares redeemed:
Class A	—	—	(28,385,153)	(17,789,106)	(137,487,787)	(460,050,845)
Class B	—	—	(375,881)	(679,353)	(2,041,786)	(1,863,045)
Class C	—	—	(2,435,107)	(2,794,857)	(28,275,728)	(28,889,093)
Class I	—	—	(11,654,934)	(15,067,251)	(413,975,492)	(98,492,364)
Class I2	(102,140,398)	(161,356,294)	(305,076,118)	(56,271,968)	(264,683,652)	(27,435,858)
	(102,140,398)	(161,356,294)	(347,927,193)	(92,602,535)	(846,464,445)	(616,731,205)
Automatic conversions:
Class A	—	—	1,127,495	1,201,990	389,192	510,808
Class B	—	—	(1,127,495)	(1,201,990)	(389,192)	(510,808)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	16,035,565	(58,049,970)	(205,990,460)	17,041,840	(129,966,018)	195,632,549
Net increase (decrease) in net assets	(12,506,283)	(44,118,544)	(334,552,415)	59,753,444	(217,723,977)	186,425,121

Net assets:
Beginning of year	529,426,411	573,544,955	781,561,674	721,808,230	1,323,305,845	1,136,880,724
End of year	$516,920,128	$529,426,411	$447,009,259	$781,561,674	$1,105,581,868	$1,323,305,845
Undistributed (distributions in excess of) net investment income (loss)	$(496,910)	$(316,526)	$(2,887,258)	$584,629	$119,844	$11,216

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Growth		Transamerica Growth Opportunities		Transamerica High Yield Bond
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	—	—	412,946	593,671	13,981,462	17,772,383
Class B	—	—	1,067	4,356	7,701	23,470
Class C	—	—	107,516	196,063	2,025,005	1,998,850
Class I	—	—	261,560	493,398	25,064,540	32,162,394
Class I2	1,853,990	2,154,380	4,907,502	5,563,306	26,679,075	23,365,813
Class R6 (A)	3,427	—	—	—	5,230	—
	1,857,417	2,154,380	5,690,591	6,850,794	67,763,013	75,322,910
Shares reinvested:
Class A	—	—	1,109,738	397,170	891,984	2,127,398
Class B	—	—	56,995	26,058	32,089	41,010
Class C	—	—	185,356	62,935	357,544	380,287
Class I	—	—	616,565	233,802	1,276,194	851,764
Class I2	6,707,674	4,816,663	5,623,236	1,790,128	5,946,117	4,456,417
Class R6 (A)	—	—	—	—	127	—
	6,707,674	4,816,663	7,591,890	2,510,093	8,504,055	7,856,876
Shares redeemed:
Class A	—	—	(3,004,065)	(1,618,205)	(14,662,330)	(47,409,587)
Class B	—	—	(43,805)	(70,777)	(219,062)	(191,247)
Class C	—	—	(284,672)	(290,370)	(3,044,264)	(2,981,084)
Class I	—	—	(1,076,152)	(1,302,409)	(43,605,928)	(10,046,652)
Class I2	(6,963,215)	(10,330,839)	(27,586,937)	(4,712,809)	(28,072,299)	(2,793,377)
	(6,963,215)	(10,330,839)	(31,995,631)	(7,994,570)	(89,603,883)	(63,421,947)
Automatic conversions:
Class A	—	—	112,936	110,393	41,736	52,379
Class B	—	—	(133,091)	(126,758)	(41,729)	(52,364)
	—	—	(20,155)	(16,365)	7	15
Net increase (decrease) in shares outstanding:
Class A	—	—	(1,368,445)	(516,971)	252,852	(27,457,427)
Class B	—	—	(118,834)	(167,121)	(221,001)	(179,131)
Class C	—	—	8,200	(31,372)	(661,715)	(601,947)
Class I	—	—	(198,027)	(575,209)	(17,265,194)	22,967,506
Class I2	1,598,449	(3,359,796)	(17,056,199)	2,640,625	4,552,893	25,028,853
Class R6 (A)	3,427	—	—	—	5,357	—
	1,601,876	(3,359,796)	(18,733,305)	1,349,952	(13,336,808)	19,757,854

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Yield Muni		Transamerica Income & Growth		Transamerica Inflation Opportunities
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014 (A)
From operations:
Net investment income (loss)	$708,500	$220,983	$29,753,901	$38,168,188	$494,262	$2,249,493
Net realized gain (loss)	335,938	404,969	(58,459,034)	(20,390,275)	(2,156,580)	110,027
Net change in unrealized appreciation (depreciation)	258,480	339,358	(20,665,008)	(1,052,708)	(6,006,191)	(3,743,143)
Net increase (decrease) in net assets resulting from operations	1,302,918	965,310	(49,370,141)	16,725,205	(7,668,509)	(1,383,623)

Distributions to shareholders:
Net investment income:
Class A	(304,605)	(69,308)	(2,062,874)	(2,555,008)	(432)	(3,891)
Class C	(59,332)	(31,759)	(2,668,529)	(2,599,791)	(251)	(3,021)
Class I	(336,060)	(118,686)	(2,349,988)	(2,130,508)	(500)	(4,477)
Class I2	—	—	(17,019,656)	(21,087,158)	(476,915)	(2,172,857)
Total distributions from net investment income	(699,997)	(219,753)	(24,101,047)	(28,372,465)	(478,098)	(2,184,246)
Net realized gains:
Class A	(181,320)	(2,293)	—	—	(295)	—
Class C	(56,774)	(1,015)	—	—	(385)	—
Class I	(169,446)	(2,999)	—	—	(273)	—
Class I2	—	—	—	—	(241,694)	—
Total distributions from net realized gains	(407,540)	(6,307)	—	—	(242,647)	—
Return of capital:
Class A	—	—	(465,758)	(618,631)	(317)	—
Class C	—	—	(602,504)	(629,473)	(185)	—
Class I	—	—	(530,583)	(515,848)	(368)	—
Class I2	—	—	(3,842,720)	(5,105,721)	(351,109)	—
Total distributions from return of capital	—	—	(5,441,565)	(6,869,673)	(351,979)	—
Total distributions to shareholders	(1,107,537)	(226,060)	(29,542,612)	(35,242,138)	(1,072,724)	(2,184,246)

Capital share transactions:
Proceeds from shares sold:
Class A	28,337,037	17,289,106	27,174,641	50,752,561	296,022	302,911
Class C	2,897,889	1,953,129	36,793,898	65,243,983	100,122	383,107
Class I	23,485,480	4,680,828	34,948,973	68,572,697	1,100	274,798
Class I2	—	—	10,000,000	344,403,248	22,953,087	251,277,397
	54,720,406	23,923,063	108,917,512	528,972,489	23,350,331	252,238,213
Issued from fund acquisition:
Dividends and distributions reinvested:
Class A	417,121	65,812	2,105,684	2,583,875	1,044	3,891
Class C	115,125	31,859	2,832,317	2,649,604	821	3,021
Class I	505,506	121,685	2,505,030	2,223,963	1,141	4,477
Class I2	—	—	20,860,905	26,192,879	1,069,718	2,172,857
	1,037,752	219,356	28,303,936	33,650,321	1,072,724	2,184,246
Cost of shares redeemed:
Class A	(8,592,197)	(13,397,989)	(41,104,006)	(25,521,972)	(64,889)	(6,266)
Class C	(719,353)	(1,195,759)	(29,232,374)	(14,718,432)	(92,470)	(2,150)
Class I	(10,081,049)	(371,970)	(52,612,310)	(24,292,029)	(9,991)	(1,349)
Class I2	—	—	(277,108,101)	(56,807,612)	(26,237,377)	(4,174,278)
	(19,392,599)	(14,965,718)	(400,056,791)	(121,340,045)	(26,404,727)	(4,184,043)
Net increase (decrease) in net assets resulting from capital share transactions	36,365,559	9,176,701	(262,835,343)	441,282,765	(1,981,672)	250,238,416
Net increase (decrease) in net assets	36,560,940	9,915,951	(341,748,096)	422,765,832	(10,722,905)	246,670,547

Net assets:
Beginning of period/year	10,932,313	1,016,362	893,614,013	470,848,181	246,670,547	—
End of period/year	$47,493,253	$10,932,313	$551,865,917	$893,614,013	$235,947,642	$246,670,547
Undistributed (distributions in excess of) net investment income (loss)	$—	$2,314	$4,928,913	$7,905,348	$(1,247,076)	$(75,872)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Yield Muni		Transamerica Income & Growth		Transamerica Inflation Opportunities
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014 (A)
Capital share transactions - shares:
Shares issued:
Class A	2,487,546	1,553,279	2,564,711	4,631,575	30,388	30,278
Class C	254,359	174,609	3,481,209	5,997,856	10,331	38,166
Class I	2,067,343	436,493	3,297,230	6,243,996	113	27,477
Class I2	—	—	913,242	30,782,763	2,350,014	24,882,709
	4,809,248	2,164,381	10,256,392	47,656,190	2,390,846	24,978,630
Shares reinvested:
Class A	37,003	5,958	207,304	237,549	107	386
Class C	10,232	2,907	280,711	244,534	84	299
Class I	44,800	11,074	244,767	204,334	116	444
Class I2	—	—	2,031,683	2,406,073	108,870	215,125
	92,035	19,939	2,764,465	3,092,490	109,177	216,254
Shares redeemed:
Class A	(763,040)	(1,192,888)	(4,007,368)	(2,321,202)	(6,659)	(628)
Class C	(63,524)	(104,179)	(2,883,430)	(1,345,017)	(9,597)	(215)
Class I	(889,769)	(33,310)	(5,103,988)	(2,225,072)	(1,019)	(133)
Class I2	—	—	(25,796,053)	(5,178,998)	(2,686,686)	(416,246)
	(1,716,333)	(1,330,377)	(37,790,839)	(11,070,289)	(2,703,961)	(417,222)
Net increase (decrease) in shares outstanding:
Class A	1,761,509	366,349	(1,235,353)	2,547,922	23,836	30,036
Class C	201,067	73,337	878,490	4,897,373	818	38,250
Class I	1,222,374	414,257	(1,561,991)	4,223,258	(790)	27,788
Class I2	—	—	(22,851,128)	28,009,838	(227,802)	24,681,588
	3,184,950	853,943	(24,769,982)	39,678,391	(203,938)	24,777,662

(A)	Commenced operations on March 1, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Equity		Transamerica International Small Cap Value		Transamerica Large Cap Value
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$34,696,145	$24,382,247	$15,346,327	$10,094,171	$28,980,677	$25,369,180
Net realized gain (loss)	10,732,949	21,447,099	31,988,118	5,764,883	189,349,064	153,216,347
Net change in unrealized appreciation (depreciation)	(24,986,410)	(66,098,281)	13,170,480	(42,098,093)	(112,051,884)	5,638,963
Net increase (decrease) in net assets resulting from operations	20,442,684	(20,268,935)	60,504,925	(26,239,039)	106,277,857	184,224,490

Distributions to shareholders:
Net investment income:
Class A	(2,282,829)	(509,161)	—	—	(317,684)	(238,893)
Class C	(337,761)	(320,275)	—	—	(49,190)	(53,303)
Class I	(11,479,675)	(4,077,344)	(4,376,955)	(291,215)	(183,341)	(236,054)
Class I2	(10,145,805)	(9,899,226)	(7,820,800)	(4,135,115)	(28,184,418)	(24,537,425)
Class R6 (A)	—	—	—	—	(413)	—
Total distributions from net investment income	(24,246,070)	(14,806,006)	(12,197,755)	(4,426,330)	(28,735,046)	(25,065,675)
Net realized gains:
Class A	(2,190,966)	(578,921)	—	—	(2,592,085)	(1,670,557)
Class C	(608,013)	(472,334)	—	—	(796,138)	(1,440,024)
Class I	(10,166,976)	(4,322,315)	(2,279,816)	(171,973)	(1,106,899)	(2,462,234)
Class I2	(8,725,708)	(10,118,807)	(3,974,087)	(2,415,423)	(151,428,785)	(231,982,105)
Total distributions from net realized gains	(21,691,663)	(15,492,377)	(6,253,903)	(2,587,396)	(155,923,907)	(237,554,920)
Total distributions to shareholders	(45,937,733)	(30,298,383)	(18,451,658)	(7,013,726)	(184,658,953)	(262,620,595)

Capital share transactions:
Proceeds from shares sold:
Class A	243,479,919	67,709,185	—	—	16,164,055	32,832,975
Class C	35,633,107	24,934,132	—	—	4,628,987	5,714,167
Class I	874,805,178	546,077,678	211,349,142	264,608,512	6,829,851	10,399,652
Class I2	48,714,134	426,676,921	83,051,699	384,457,693	198,623,628	362,993,691
Class R6 (A)	50,000	—	—	—	50,000	—
	1,202,682,338	1,065,397,916	294,400,841	649,066,205	226,296,521	411,940,485
Dividends and distributions reinvested:
Class A	4,355,695	1,017,592	—	—	2,818,796	1,776,069
Class C	606,869	442,217	—	—	480,684	1,132,600
Class I	20,240,425	7,337,963	6,398,531	463,188	665,967	1,924,149
Class I2	18,871,513	20,018,033	11,794,887	6,550,538	179,613,203	256,519,530
Class R6 (A)	—	—	—	—	413	—
	44,074,502	28,815,805	18,193,418	7,013,726	183,579,063	261,352,348
Cost of shares redeemed:
Class A	(57,365,650)	(26,206,694)	—	—	(17,615,930)	(11,641,071)
Class C	(9,874,430)	(4,501,629)	—	—	(2,995,590)	(4,776,962)
Class I	(404,045,204)	(138,522,124)	(82,400,882)	(48,105,231)	(5,325,311)	(15,090,961)
Class I2	(82,434,259)	(100,047,281)	(53,207,956)	(39,248,795)	(223,147,346)	(307,852,586)
	(553,719,543)	(269,277,728)	(135,608,838)	(87,354,026)	(249,084,177)	(339,361,580)
Net increase (decrease) in net assets resulting from capital share transactions	693,037,297	824,935,993	176,985,421	568,725,905	160,791,407	333,931,253
Net increase (decrease) in net assets	667,542,248	774,368,675	219,038,688	535,473,140	82,410,311	255,535,148

Net assets:
Beginning of year	1,261,442,028	487,073,353	747,227,653	211,754,513	1,793,898,518	1,538,363,370
End of year	$1,928,984,276	$1,261,442,028	$966,266,341	$747,227,653	$1,876,308,829	$1,793,898,518
Undistributed (distributions in excess of) net investment income (loss)	$28,271,077	$18,136,775	$11,752,913	$9,123,393	$245,631	$488,186

Capital share transactions - shares:
Shares issued:
Class A	13,881,289	3,737,658	—	—	1,274,941	2,552,312
Class C	2,034,850	1,391,756	—	—	366,449	439,719
Class I	49,758,628	30,237,856	18,056,372	21,850,113	545,326	799,260
Class I2	2,704,182	22,757,183	6,563,017	30,906,352	15,361,893	27,372,842
Class R6 (A)	2,681	—	—	—	3,825	—
	68,381,630	58,124,453	24,619,389	52,756,465	17,552,434	31,164,133

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Equity		Transamerica International Small Cap Value		Transamerica Large Cap Value
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Shares reinvested:
Class A	258,039	57,752	—	—	224,026	141,442
Class C	36,296	25,342	—	—	38,232	90,673
Class I	1,187,818	413,174	563,747	38,154	52,671	153,085
Class I2	1,106,834	1,127,777	1,038,283	539,139	14,219,190	20,412,760
Class R6 (A)	—	—	—	—	33	—
	2,588,987	1,624,045	1,602,030	577,293	14,534,152	20,797,960
Shares redeemed:
Class A	(3,256,174)	(1,443,769)	—	—	(1,397,728)	(915,902)
Class C	(574,003)	(253,620)	—	—	(235,459)	(369,278)
Class I	(23,537,765)	(7,854,178)	(7,128,949)	(4,093,338)	(416,037)	(1,129,338)
Class I2	(4,694,656)	(5,463,528)	(4,504,476)	(3,311,693)	(17,426,172)	(22,857,927)
	(32,062,598)	(15,015,095)	(11,633,425)	(7,405,031)	(19,475,396)	(25,272,445)

Net increase (decrease) in shares outstanding:
Class A	10,883,154	2,351,641	—	—	101,239	1,777,852
Class C	1,497,143	1,163,478	—	—	169,222	161,114
Class I	27,408,681	22,796,852	11,491,170	17,794,929	181,960	(176,993)
Class I2	(883,640)	18,421,432	3,096,824	28,133,798	12,154,911	24,927,675
Class R6 (A)	2,681	—	—	—	3,858	—
	38,908,019	44,733,403	14,587,994	45,928,727	12,611,190	26,689,648

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2015	October 31, 2014 (A)	October 31, 2015	October 31, 2014 (B)	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$424,314	$(120,572)	$6,000,260	$1,182,748	$20,300,144	$9,763,521
Net realized gain (loss)	(2,168,310)	228,530	10,217,128	1,533,662	(67,261,128)	9,773,353
Net change in unrealized appreciation (depreciation)	(13,941,411)	4,930,020	13,943,292	6,776,053	(160,639,421)	27,011,855
Net increase (decrease) in net assets resulting from operations	(15,685,407)	5,037,978	30,160,680	9,492,463	(207,600,405)	46,548,729

Distributions to shareholders:
Net investment income:
Class A	(1,695)	—	(7,810)	(2,161)	(540,663)	(1,039,676)
Class C	—	—	(343)	(1,287)	(322,318)	(515,361)
Class I	(1,526)	(20)	(25,996)	(18,055)	(889,628)	(1,577,053)
Class I2	(617,589)	(4,000)	(923,303)	(1,129,378)	(4,592,770)	(6,809,315)
Total distributions from net investment income	(620,810)	(4,020)	(957,452)	(1,150,881)	(6,345,379)	(9,941,405)
Net realized gains:
Class A	(536)	—	(16,836)	—	(408,686)	(93,935)
Class C	(328)	—	(2,228)	—	(337,331)	(34,226)
Class I	(333)	—	(56,881)	—	(681,287)	(58,215)
Class I2	(115,706)	—	(1,885,185)	—	(3,381,510)	(969,227)
Total distributions from net realized gains	(116,903)	—	(1,961,130)	—	(4,808,814)	(1,155,603)
Return of capital:
Class A	(503)	—	—	—	(1,161,349)	—
Class C	(9)	—	—	—	(692,343)	—
Class I	(450)	—	—	—	(1,910,931)	—
Class I2	(181,258)	—	—	—	(9,865,320)	—
Total distributions from return of capital:	(182,220)	—	—	—	(13,629,943)	—
Total distributions to shareholders	(919,933)	(4,020)	(2,918,582)	(1,150,881)	(24,784,136)	(11,097,008)

Capital share transactions:
Proceeds from shares sold:
Class A	3,043,612	469,950	19,486,160	740,044	38,945,134	73,681,339
Class C	745,508	392,688	1,032,835	278,569	16,613,619	48,548,339
Class I	127,177	319,750	140,497,546	5,896,131	63,319,621	115,454,149
Class I2	344,013,549	50,276,548	288,655,022	158,849,070	232,298,091	239,551,414
	347,929,846	51,458,936	449,671,563	165,763,814	351,176,465	477,235,241
Dividends and distributions reinvested:
Class A	2,733	—	24,646	2,161	1,838,211	1,015,112
Class C	337	—	2,571	1,287	889,626	382,065
Class I	2,308	20	77,908	18,055	2,108,793	925,964
Class I2	914,553	4,000	2,808,488	1,129,378	17,839,600	7,778,542
	919,931	4,020	2,913,613	1,150,881	22,676,230	10,101,683
Cost of shares redeemed:
Class A	(710,871)	(6,718)	(1,774,683)	(67,117)	(36,411,803)	(30,496,397)
Class C	(42,288)	(84,185)	(99,168)	(19,175)	(14,663,379)	(2,489,880)
Class I	—	(7,652)	(4,863,783)	(67,213)	(81,577,004)	(17,488,490)
Class I2	(6,318,634)	(151,644)	(12,696,970)	(1,973,042)	(208,553,949)	(16,007,052)
	(7,071,793)	(250,199)	(19,434,604)	(2,126,547)	(341,206,135)	(66,481,819)
Net increase (decrease) in net assets resulting from capital share transactions	341,777,984	51,212,757	433,150,572	164,788,148	32,646,560	420,855,105
Net increase (decrease) in net assets	325,172,644	56,246,715	460,392,670	173,129,730	(199,737,981)	456,306,826

Net assets:
Beginning of period/year	56,246,715	—	173,129,730	—	693,983,726	237,676,900
End of period/year	$381,419,359	$56,246,715	$633,522,400	$173,129,730	$494,245,745	$693,983,726
Undistributed (distributions in excess of) net investment income (loss)	$(196,496)	$—	$5,102,330	$87,285	$8,535,486	$5,779,226

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2015	October 31, 2014 (A)	October 31, 2015	October 31, 2014 (B)	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	255,935	45,511	1,742,759	71,952	3,870,605	6,444,024
Class C	61,928	38,172	92,296	27,721	1,648,766	4,285,354
Class I	10,626	31,589	12,824,558	563,893	6,328,000	10,214,886
Class I2	28,510,798	5,025,215	26,151,928	15,627,496	24,603,773	20,474,978
	28,839,287	5,140,487	40,811,541	16,291,062	36,451,144	41,419,242
Shares reinvested:
Class A	241	—	2,253	208	188,817	89,499
Class C	30	—	235	123	91,587	33,671
Class I	203	2	7,114	1,749	214,575	80,333
Class I2	80,365	387	256,483	108,717	1,819,363	697,300
	80,839	389	266,085	110,797	2,314,342	900,803
Shares redeemed:
Class A	(60,338)	(633)	(158,011)	(6,316)	(3,725,449)	(2,596,064)
Class C	(3,718)	(7,837)	(8,772)	(1,829)	(1,539,833)	(219,332)
Class I	—	(706)	(440,130)	(6,318)	(8,233,644)	(1,523,506)
Class I2	(547,817)	(14,276)	(1,138,893)	(189,851)	(22,773,965)	(1,395,001)
	(611,873)	(23,452)	(1,745,806)	(204,314)	(36,272,891)	(5,733,903)
Net increase (decrease) in shares outstanding:
Class A	195,838	44,878	1,587,001	65,844	333,973	3,937,459
Class C	58,240	30,335	83,759	26,015	200,520	4,099,693
Class I	10,829	30,885	12,391,542	559,324	(1,691,069)	8,771,713
Class I2	28,043,346	5,011,326	25,269,518	15,546,362	3,649,171	19,777,277
	28,308,253	5,117,424	39,331,820	16,197,545	2,492,595	36,586,142

(A)	Commenced operations on October 31, 2013.
(B)	Commenced operations on April 30, 2014

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Money Market		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$8,878	$29,483	$4,822,940	$4,311,920	$74,745,160	$80,846,165
Net realized gain (loss)	—	—	14,300,980	24,127,504	1,329,386	12,855,711
Net change in unrealized appreciation (depreciation)	—	—	(6,664,988)	23,683,647	(55,565,480)	(18,994,708)
Net increase (decrease) in net assets resulting from operations	8,878	29,483	12,458,932	52,123,071	20,509,066	74,707,168

Distributions to shareholders:
Net investment income:
Class A	(11,048)	(3,351)	(1,950,062)	(2,060,730)	(20,591,542)	(21,792,309)
Class B	(443)	(204)	(3,521)	(26,864)	—	—
Class C	(3,189)	(1,198)	(611,059)	(727,673)	(10,202,687)	(12,151,962)
Class I	(3,392)	(2,751)	(2,525,751)	(2,762,577)	(17,994,300)	(14,819,641)
Class I2	(6,409)	(6,639)	—	—	(30,520,106)	(36,362,344)
Class R6 (A)	—	—	(347)	—	(501)	—
Total distributions from net investment income	(24,481)	(14,143)	(5,090,740)	(5,577,844)	(79,309,136)	(85,126,256)
Net realized gains:
Class A	—	—	(8,043,419)	(6,969,184)	(2,212,685)	(5,375,671)
Class B	—	—	(296,077)	(362,006)	—	—
Class C	—	—	(6,369,742)	(4,537,375)	(1,794,239)	(4,773,809)
Class I	—	—	(8,141,857)	(8,000,079)	(1,776,307)	(2,858,306)
Class I2	—	—	—	—	(3,124,732)	(8,468,483)
Total distributions from net realized gains	—	—	(22,851,095)	(19,868,644)	(8,907,963)	(21,476,269)
Total distributions to shareholders	(24,481)	(14,143)	(27,941,835)	(25,446,488)	(88,217,099)	(106,602,525)

Capital share transactions:
Proceeds from shares sold:
Class A	105,136,614	73,169,752	69,839,004	32,938,100	363,746,990	487,562,162
Class B	937,635	1,188,265	752,286	367,903	—	—
Class C	19,134,000	14,219,481	78,282,487	40,695,782	107,636,904	195,646,184
Class I	3,942,587	4,608,232	69,660,484	16,152,567	496,675,967	624,083,494
Class I2	30,377,897	14,874,587	—	—	203,155,430	115,908,574
Class R6 (A)	—	—	50,000	—	50,000	—
	159,528,733	108,060,317	218,584,261	90,154,352	1,171,265,291	1,423,200,414
Dividends and distributions reinvested:
Class A	9,726	3,270	9,628,215	8,698,595	20,313,241	24,497,042
Class B	393	195	290,218	378,038	—	—
Class C	2,853	1,156	6,409,532	4,882,590	10,317,781	14,459,422
Class I	3,226	2,736	10,301,269	10,640,277	15,341,047	13,036,726
Class I2	6,401	30,915	—	—	33,583,233	44,865,067
Class R6 (A)	—	—	347	—	482	—
	22,599	38,272	26,629,581	24,599,500	79,555,784	96,858,257
Cost of shares redeemed:
Class A	(100,870,681)	(64,258,662)	(39,941,859)	(30,909,489)	(402,643,887)	(444,326,310)
Class B	(1,385,501)	(2,593,616)	(578,066)	(738,849)	—	—
Class C	(21,814,290)	(20,238,646)	(27,626,476)	(15,522,013)	(230,480,659)	(223,138,513)
Class I	(4,738,989)	(7,592,493)	(51,985,787)	(34,795,613)	(480,181,920)	(313,121,163)
Class I2	(26,658,848)	(113,918,131)	—	—	(391,333,420)	(310,472,462)
	(155,468,309)	(208,601,548)	(120,132,188)	(81,965,964)	(1,504,639,886)	(1,291,058,448)
Automatic conversions:
Class A	954,523	964,155	1,501,058	1,980,927	—	—
Class B	(954,523)	(964,155)	(1,501,058)	(1,980,927)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	4,083,023	(100,502,959)	125,081,654	32,787,888	(253,818,811)	229,000,223
Net increase (decrease) in net assets	4,067,420	(100,487,619)	109,598,751	59,464,471	(321,526,844)	197,104,866

Net assets:
Beginning of year	179,156,834	279,644,453	490,535,826	431,071,355	4,064,649,811	3,867,544,945
End of year	$183,224,254	$179,156,834	$600,134,577	$490,535,826	$3,743,122,967	$4,064,649,811
Undistributed (distributions in excess of) net investment income (loss)	$460	$16,063	$—	$6,914	$(718,626)	$(413,258)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Money Market		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	105,136,614	73,169,752	2,793,515	1,349,190	35,381,288	46,830,522
Class B	937,635	1,188,264	30,083	15,119	—	—
Class C	19,134,000	14,219,481	3,176,637	1,684,944	10,493,670	18,823,269
Class I	3,942,587	4,608,233	2,783,361	655,266	49,207,796	61,010,639
Class I2	30,377,897	14,874,587	—	—	20,118,062	11,329,795
Class R6 (A)	—	—	1,969	—	4,941	—
	159,528,733	108,060,317	8,785,565	3,704,519	115,205,757	137,994,225
Shares reinvested:
Class A	9,726	3,270	386,725	366,264	1,978,020	2,355,593
Class B	393	195	11,705	16,108	—	—
Class C	2,853	1,156	261,302	209,287	1,006,453	1,393,177
Class I	3,226	2,736	412,270	446,156	1,520,366	1,275,695
Class I2	6,401	30,915	—	—	3,328,869	4,390,838
Class R6 (A)	—	—	14	—	48	—
	22,599	38,272	1,072,016	1,037,815	7,833,756	9,415,303
Shares redeemed:
Class A	(100,870,681)	(64,258,662)	(1,601,019)	(1,258,739)	(39,185,899)	(42,693,290)
Class B	(1,385,501)	(2,593,615)	(23,279)	(30,556)	—	—
Class C	(21,814,290)	(20,238,645)	(1,127,603)	(642,080)	(22,463,857)	(21,470,005)
Class I	(4,738,989)	(7,592,493)	(2,080,197)	(1,421,276)	(47,540,482)	(30,622,087)
Class I2	(26,658,848)	(113,918,131)	—	—	(38,767,943)	(30,329,868)
	(155,468,309)	(208,601,546)	(4,832,098)	(3,352,651)	(147,958,181)	(125,115,250)
Automatic conversions:
Class A	954,523	964,155	60,258	81,480	—	—
Class B	(954,523)	(964,155)	(60,659)	(82,000)	—	—
	—	—	(401)	(520)	—	—
Net increase (decrease) in shares outstanding:
Class A	5,230,182	9,878,515	1,639,479	538,195	(1,826,591)	6,492,825
Class B	(1,401,996)	(2,369,311)	(42,150)	(81,329)	—	—
Class C	(2,677,437)	(6,018,008)	2,310,336	1,252,151	(10,963,734)	(1,253,559)
Class I	(793,176)	(2,981,524)	1,115,434	(319,854)	3,187,680	31,664,247
Class I2	3,725,450	(99,012,629)	—	—	(15,321,012)	(14,609,235)
Class R6 (A)	—	—	1,983	—	4,989	—
	4,083,023	(100,502,957)	5,025,082	1,389,163	(24,918,668)	22,294,278

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Core		Transamerica Small Cap Growth		Transamerica Small Cap Value
	October 31, 2015	October 31, 2014 (A)	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$2,408,197	$1,155,624	$355,010	$(2,309,837)	$7,689,046	$7,725,007
Net realized gain (loss)	(2,622,605)	4,401,372	36,635,490	51,767,223	36,779,154	57,211,344
Net change in unrealized appreciation (depreciation)	(17,652,356)	4,937,099	7,214,906	(27,025,684)	(71,213,092)	(28,631,716)
Net increase (decrease) in net assets resulting from operations	(17,866,764)	10,494,095	44,205,406	22,431,702	(26,744,892)	36,304,635

Distributions to shareholders:
Net investment income:
Class A	(1,275)	(443)	—	—	(6,784)	(6,970)
Class C	—	(148)	—	—	(1,111)	(1,449)
Class I	(4,391)	(570)	—	—	(6,654)	(6,211)
Class I2	(1,421,660)	(212,400)	—	(13,380)	(7,453,689)	(6,672,269)
Total distributions from net investment income	(1,427,326)	(213,561)	—	(13,380)	(7,468,238)	(6,686,899)
Net realized gains:
Class A	(7,159)	—	(70,203)	—	(85,908)	(67,507)
Class C	(9,590)	—	(50,005)	—	(81,364)	(43,009)
Class I	(15,428)	—	(41,226)	—	(58,777)	(44,883)
Class I2	(4,435,892)	—	(40,468,544)	—	(58,359,000)	(43,683,172)
Total distributions from net realized gains	(4,468,069)	—	(40,629,978)	—	(58,585,049)	(43,838,571)
Total distributions to shareholders	(5,895,395)	(213,561)	(40,629,978)	(13,380)	(66,053,287)	(50,525,470)

Capital share transactions:
Proceeds from shares sold:
Class A	401,364	320,881	4,944,885	358,402	325,480	431,439
Class C	105,820	386,364	874,129	245,586	198,298	364,868
Class I	304,498	658,168	2,724,824	121,382	31,000	62,650
Class I2	51,362,923	236,237,390	40,228,354	58,927,253	55,145,372	92,994,125
	52,174,605	237,602,803	48,772,192	59,652,623	55,700,150	93,853,082
Dividends and distributions reinvested:
Class A	8,434	443	68,727	—	92,692	74,130
Class C	9,590	148	50,005	—	82,440	44,298
Class I	19,819	570	41,226	—	65,431	51,094
Class I2	5,857,552	212,400	40,468,544	13,380	65,812,689	50,355,441
	5,895,395	213,561	40,628,502	13,380	66,053,252	50,524,963
Cost of shares redeemed:
Class A	(102,387)	(12,012)	(2,949,305)	(116,509)	(92,259)	(522,416)
Class C	(87,609)	(29,345)	(144,424)	(34,898)	(176,809)	(106,250)
Class I	(157,032)	(1,000)	(707,912)	(124,762)	(130,631)	(154,279)
Class I2	(8,994,397)	(35,833,902)	(74,257,505)	(115,172,585)	(246,245,322)	(187,601,274)
	(9,341,425)	(35,876,259)	(78,059,146)	(115,448,754)	(246,645,021)	(188,384,219)
Net increase (decrease) in net assets resulting from capital share transactions	48,728,575	201,940,105	11,341,548	(55,782,751)	(124,891,619)	(44,006,174)
Net increase (decrease) in net assets	24,966,416	212,220,639	14,916,976	(33,364,429)	(217,689,798)	(58,227,009)

Net assets:
Beginning of year	212,220,639	—	530,890,970	564,255,399	681,372,919	739,599,928
End of year	$237,187,055	$212,220,639	$545,807,946	$530,890,970	$463,683,121	$681,372,919
Undistributed (distributions in excess of) net investment income (loss)	$1,818,166	$886,913	$—	$(1,924,168)	$5,003,147	$5,438,111

Capital share transactions - shares:
Shares issued:
Class A	40,465	31,850	385,591	28,724	28,882	33,285
Class C	10,146	38,194	67,810	19,510	16,881	28,348
Class I	29,195	63,324	207,632	9,950	2,578	4,786
Class I2	4,787,958	22,743,486	3,127,023	4,712,855	4,588,444	7,192,651
	4,867,764	22,876,854	3,788,056	4,771,039	4,636,785	7,259,070
Shares reinvested:
Class A	796	43	5,709	—	7,744	5,801
Class C	908	14	4,220	—	6,899	3,469
Class I	1,870	55	3,401	—	5,448	3,989
Class I2	552,599	20,522	3,330,744	1,054	5,479,824	3,930,947
	556,173	20,634	3,344,074	1,054	5,499,915	3,944,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Core		Transamerica Small Cap Growth		Transamerica Small Cap Value
	October 31, 2015	October 31, 2014 (A)	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Shares redeemed:
Class A	(10,356)	(1,106)	(233,483)	(9,604)	(7,877)	(40,730)
Class C	(8,168)	(2,778)	(11,536)	(2,914)	(14,760)	(8,574)
Class I	(14,877)	(93)	(54,106)	(10,082)	(10,842)	(12,677)
Class I2	(883,968)	(3,290,278)	(5,730,491)	(9,282,608)	(20,345,033)	(14,626,262)
	(917,369)	(3,294,255)	(6,029,616)	(9,305,208)	(20,378,512)	(14,688,243)
Net increase (decrease) in shares outstanding:
Class A	30,905	30,787	157,817	19,120	28,749	(1,644)
Class C	2,886	35,430	60,494	16,596	9,020	23,243
Class I	16,188	63,286	156,927	(132)	(2,816)	(3,902)
Class I2	4,456,589	19,473,730	727,276	(4,568,699)	(10,276,765)	(3,502,664)
	4,506,568	19,603,233	1,102,514	(4,533,115)	(10,241,812)	(3,484,967)

(A)	Commenced operations on October 31, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the periods and years ended:

	Transamerica Small/Mid Cap Value		Transamerica Strategic High Income		Transamerica Unconstrained Bond
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014 (A)	October 31, 2015 (B)
From operations:
Net investment income (loss)	$732,293	$1,062,572	$1,250,690	$860,248	$3,246,977
Net realized gain (loss)	73,756,521	102,933,969	117,441	427,743	(2,878,988)
Net change in unrealized appreciation (depreciation)	(71,704,529)	(22,145,371)	(752,039)	252,550	(2,319,823)
Net increase (decrease) in net assets resulting from operations	2,784,285	81,851,170	616,092	1,540,541	(1,951,834)

Distributions to shareholders:
Net investment income:
Class A	(538,330)	(1,823,340)	(56,064)	(21,932)	—
Class B	—	—	—	—	—
Class C	—	(203)	(46,640)	(14,963)	—
Class I	(1,179,568)	(1,237,227)	(964,955)	(220,447)	(7,166)
Class I2	(130,262)	(164,899)	(210,075)	(530,495)	(3,289,971)
Total distributions from net investment income	(1,848,160)	(3,225,669)	(1,277,734)	(787,837)	(3,297,137)
Net realized gains:
Class A	(44,311,576)	(41,137,010)	(13,156)	—	—
Class B	(2,648,701)	(2,688,264)	—	—	—
Class C	(32,287,551)	(25,079,326)	(11,123)	—	—
Class I	(21,671,798)	(14,269,028)	(174,339)	—	—
Class I2	(2,043,198)	(1,690,758)	(234,686)	—	—
Total distributions from net realized gains	(102,962,824)	(84,864,386)	(433,304)	—	—
Total distributions to shareholders	(104,810,984)	(88,090,055)	(1,711,038)	(787,837)	(3,297,137)

Capital share transactions:
Proceeds from shares sold:
Class A	54,328,670	87,652,676	1,141,605	1,153,243	—
Class B	347,724	706,194	—	—	—
Class C	33,686,521	57,877,052	1,907,843	1,066,569	—
Class I	53,931,259	121,395,417	16,772,870	14,025,078	286,687
Class I2	1,327,022	1,055,255	11,189	32,956,154	206,836,482
Class R6 (C)	50,000	—	—	—	—
	143,671,196	268,686,594	19,833,507	49,201,044	207,123,169
Dividends and distributions reinvested:
Class A	43,177,629	41,378,601	68,991	21,932	—
Class B	2,271,555	2,240,828	—	—	—
Class C	27,789,752	21,380,464	56,775	14,963	—
Class I	17,390,119	10,657,939	1,078,787	205,018	7,166
Class I2	2,173,460	1,855,657	444,761	530,495	3,289,971
	92,802,515	77,513,489	1,649,314	772,408	3,297,137
Cost of shares redeemed:
Class A	(129,977,124)	(175,013,075)	(733,647)	(725)	—
Class B	(6,359,754)	(5,904,431)	—	—	—
Class C	(64,847,181)	(48,837,255)	(9,462)	(35,357)	—
Class I	(96,707,417)	(76,056,692)	(605,929)	(390,084)	(168)
Class I2	(4,728,026)	(2,284,369)	(22,902,214)	(11,512,327)	(2,000,008)
	(302,619,502)	(308,095,822)	(24,251,252)	(11,938,493)	(2,000,176)
Automatic conversions:
Class A	2,013,322	1,856,060	—	—	—
Class B	(2,013,322)	(1,856,060)	—	—	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(66,145,791)	38,104,261	(2,768,431)	38,034,959	208,420,130
Net increase (decrease) in net assets	(168,172,490)	31,865,376	(3,863,377)	38,787,663	203,171,159

Net assets:
Beginning of period/year	1,073,353,112	1,041,487,736	38,787,663	—	—
End of period/year	$905,180,622	$1,073,353,112	$34,924,286	$38,787,663	$203,171,159
Undistributed (distributions in excess of) net investment income (loss)	$—	$144,627	$29,586	$84,957	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the periods and years ended:

	Transamerica Small/Mid Cap Value		Transamerica Strategic High Income		Transamerica Unconstrained Bond
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014 (A)	October 31, 2015 (B)
Capital share transactions - shares:
Shares issued:
Class A	2,016,741	3,086,404	112,206	114,409	—
Class B	14,145	26,773	—	—	—
Class C	1,372,806	2,213,351	195,263	106,121	—
Class I	1,940,009	4,130,014	1,644,219	1,365,979	28,636
Class I2	46,602	35,971	1,089	3,252,437	20,520,165
Class R6 (C)	1,763	—	—	—	—
	5,392,066	9,492,513	1,952,777	4,838,946	20,548,801
Shares reinvested:
Class A	1,625,052	1,497,055	6,827	2,137	—
Class B	92,792	86,753	—	—	—
Class C	1,148,337	836,809	5,675	1,458	—
Class I	638,638	377,005	107,095	19,988	717
Class I2	79,760	65,594	43,647	51,602	330,973
	3,584,579	2,863,216	163,244	75,185	331,690
Shares redeemed:
Class A	(4,815,577)	(6,130,690)	(74,966)	(71)	—
Class B	(253,761)	(222,732)	—	—	—
Class C	(2,644,512)	(1,870,301)	(949)	(3,407)	—
Class I	(3,515,101)	(2,618,525)	(59,440)	(37,495)	(17)
Class I2	(171,870)	(79,242)	(2,241,078)	(1,107,696)	(202,225)
	(11,400,821)	(10,921,490)	(2,376,433)	(1,148,669)	(202,242)
Automatic conversions:
Class A	75,696	65,165	—	—	—
Class B	(82,360)	(69,867)	—	—	—
	(6,664)	(4,702)	—	—	—

Net increase (decrease) in shares outstanding:
Class A	(1,098,088)	(1,482,066)	44,067	116,475	—
Class B	(229,184)	(179,073)	—	—	—
Class C	(123,369)	1,179,859	199,989	104,172	—
Class I	(936,454)	1,888,494	1,691,874	1,348,472	29,336
Class I2	(45,508)	22,323	(2,196,342)	2,196,343	20,648,913
Class R6 (C)	1,763	—	—	—	—
	(2,430,840)	1,429,537	(260,412)	3,765,462	20,678,249

(A)	Commenced operations on March 1, 2014.
(B)	Commenced operations on December 8, 2014.
(C)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica US Growth
	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$2,329,358	$4,702,928
Net realized gain (loss)	34,891,611	417,554,925
Net change in unrealized appreciation (depreciation)	97,432,360	(243,809,615)
Net increase (decrease) in net assets resulting from operations	134,653,329	178,448,238

Distributions to shareholders:
Net investment income:
Class A	(520,412)	(3,465,587)
Class C	—	(26,540)
Class I	(883,080)	(2,870,434)
Class I2	(2,222,771)	(6,480,546)
Class T	(184,264)	(482,132)
Total distributions from net investment income	(3,810,527)	(13,325,239)
Net realized gains:
Class A	(87,284,697)	—
Class B	(3,078,492)	—
Class C	(9,631,368)	—
Class I	(36,732,769)	—
Class I2	(69,775,748)	—
Class T	(8,896,400)	—
Total distributions from net realized gains	(215,399,474)	—
Total distributions to shareholders	(219,210,001)	(13,325,239)

Capital share transactions:
Proceeds from shares sold:
Class A	17,522,126	9,117,367
Class B	187,723	118,596
Class C	7,263,630	2,861,175
Class I	6,691,702	9,138,705
Class I2	19,247,183	18,392,356
Class T	828,301	1,012,958
	51,740,665	40,641,157
Dividends and distributions reinvested:
Class A	86,360,394	3,398,566
Class B	3,062,063	—
Class C	9,282,087	25,660
Class I	36,905,857	2,833,632
Class I2	71,900,449	6,470,353
Class T	8,869,390	474,365
	216,380,240	13,202,576
Cost of shares redeemed:
Class A	(61,529,725)	(61,755,721)
Class B	(1,398,771)	(1,902,375)
Class C	(7,718,325)	(7,265,117)
Class I	(57,849,144)	(78,094,564)
Class I2	(71,171,437)	(266,711,312)
Class T	(8,020,361)	(8,367,204)
	(207,687,763)	(424,096,293)
Automatic conversions:
Class A	5,177,571	3,709,838
Class B	(5,177,571)	(3,709,838)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	60,433,142	(370,252,560)
Net increase (decrease) in net assets	(24,123,530)	(205,129,561)

Net assets:
Beginning of year	1,209,194,788	1,414,324,349
End of year	$1,185,071,258	$1,209,194,788
Undistributed (distributions in excess of) net investment income (loss)	$1,536,907	$3,085,419

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica US Growth
	October 31, 2015	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	1,030,712	505,770
Class B	11,438	6,713
Class C	437,068	159,743
Class I	381,690	494,219
Class I2	1,105,911	993,024
Class T	20,067	26,058
	2,986,886	2,185,527
Shares reinvested:
Class A	5,317,758	193,430
Class B	193,312	—
Class C	586,731	1,481
Class I	2,242,154	159,552
Class I2	4,378,834	365,145
Class T	225,169	12,533
	12,943,958	732,141
Shares redeemed:
Class A	(3,603,759)	(3,402,414)
Class B	(84,206)	(107,475)
Class C	(462,713)	(409,264)
Class I	(3,245,242)	(4,262,368)
Class I2	(4,087,330)	(14,668,763)
Class T	(195,508)	(213,712)
	(11,678,758)	(23,063,996)
Automatic conversions:
Class A	313,198	205,841
Class B	(321,548)	(209,143)
	(8,350)	(3,302)

Net increase (decrease) in shares outstanding:
Class A	3,057,909	(2,497,373)
Class B	(201,004)	(309,905)
Class C	561,086	(248,040)
Class I	(621,398)	(3,608,597)
Class I2	1,397,415	(13,310,594)
Class T	49,728	(175,121)
	4,243,736	(20,149,630)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.81	$10.60	$10.70	$10.61	$11.14
Investment operations:
Net investment income (loss) (A)	0.40	0.42	0.46	0.49	0.54
Net realized and unrealized gain (loss)	(0.54)	0.38	0.02	0.84	(0.20)
Total investment operations	(0.14)	0.80	0.48	1.33	0.34
Distributions:
Net investment income	(0.42)	(0.45)	(0.49)	(0.65)	(0.68)
Net realized gains	(0.36)	(0.14)	(0.09)	(0.59)	(0.19)
Total distributions	(0.78)	(0.59)	(0.58)	(1.24)	(0.87)
Net asset value, end of year	$9.89	$10.81	$10.60	$10.70	$10.61
Total return	(1.31)%	7.77%	4.62%	14.24%	3.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$777,767	$780,308	$857,807	$737,080	$462,340
Expenses to average net assets	0.70%	0.70%	0.70%	0.71%	0.71%
Net investment income (loss) to average net assets	3.93%	3.95%	4.28%	4.77%	4.98%
Portfolio turnover rate	46%	36%	54%	26%	57%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period indicated:	Transamerica Bond
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$10.43
Investment operations:
Net investment income (loss) (B)	0.17
Net realized and unrealized gain (loss)	(0.50)
Total investment operations	(0.33)
Distributions:
Net investment income	(0.20)
Net asset value, end of period	$9.90
Total return	(3.17	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$48
Expenses to average net assets	0.70	%(D)
Net investment income (loss) to average net assets	3.87	%(D)
Portfolio turnover rate	46%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
Class A
October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$24.40	$21.40	$15.34	$15.47	$13.78
Investment operations:
Net investment income (loss) (A)	(0.19)	(0.15)	(0.07)	0.00	(B)	(0.12)
Net realized and unrealized gain (loss)	1.80	3.64	6.49	0.32	1.81
Total investment operations	1.61	3.49	6.42	0.32	1.69
Distributions:
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—
Net asset value, end of year	$25.35	$24.40	$21.40	$15.34	$15.47
Total return (C)	6.77%	16.52%	42.74%	2.38%	12.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$160,269	$124,413	$88,843	$65,782	$66,058
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21%	1.26%	1.41%	1.47%	1.63%
Including waiver and/or reimbursement and recapture	1.21%	1.26%	1.48%	1.52%	1.55%
Net investment income (loss) to average net assets	(0.75)%	(0.63)%	(0.38)%	0.01%	(0.76)%
Portfolio turnover rate	24%	30%	29%	52%	90%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$21.76	$19.31	$13.96	$14.22	$12.75
Investment operations:
Net investment income (loss) (A)	(0.38)	(0.32)	(0.17)	(0.10)	(0.20)
Net realized and unrealized gain (loss)	1.58	3.26	5.88	0.29	1.67
Total investment operations	1.20	2.94	5.71	0.19	1.47
Distributions:
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—
Net asset value, end of year	$22.30	$21.76	$19.31	$13.96	$14.22
Total return (B)	5.72%	15.44%	41.86%	1.65%	11.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,870	$4,932	$6,020	$5,596	$7,786
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.13%	2.16%	2.28%	2.33%	2.45%
Including waiver and/or reimbursement and recapture	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income (loss) to average net assets	(1.73)%	(1.54)%	(1.07)%	(0.73)%	(1.41)%
Portfolio turnover rate	24%	30%	29%	52%	90%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$21.84	$19.33	$13.96	$14.20	$12.74
Investment operations:
Net investment income (loss) (A)	(0.33)	(0.28)	(0.15)	(0.08)	(0.20)
Net realized and unrealized gain (loss)	1.61	3.28	5.88	0.29	1.66
Total investment operations	1.28	3.00	5.73	0.21	1.46
Distributions:
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—
Net asset value, end of year	$22.46	$21.84	$19.33	$13.96	$14.20
Total return (B)	5.98%	15.74%	42.01%	1.80%	11.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$68,922	$50,879	$27,535	$19,809	$16,252
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92%	1.95%	2.04%	2.06%	2.18%
Including waiver and/or reimbursement and recapture	1.92%	1.95%	2.04%	2.08%	2.20%
Net investment income (loss) to average net assets	(1.47)%	(1.34)%	(0.95)%	(0.54)%	(1.41)%
Portfolio turnover rate	24%	30%	29%	52%	90%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$24.92	$21.78	$15.61	$15.66	$13.89
Investment operations:
Net investment income (loss) (A)	(0.12)	(0.07)	0.02	0.11	(0.06)
Net realized and unrealized gain (loss)	1.84	3.70	6.59	0.30	1.83
Total investment operations	1.72	3.63	6.61	0.41	1.77
Distributions:
Net investment income	—	—	(0.08)	(0.01)	—
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—
Total distributions	(0.66)	(0.49)	(0.44)	(0.46)	—
Net asset value, end of year	$25.98	$24.92	$21.78	$15.61	$15.66
Total return	7.07%	16.88%	43.45%	2.96%	12.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$153,719	$161,858	$105,747	$80,083	$11,767
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.95%	0.99%	0.94%	1.10%
Including waiver and/or reimbursement and recapture	0.92%	0.95%	0.99%	0.94%	1.13%
Net investment income (loss) to average net assets	(0.46)%	(0.31)%	0.11%	0.66%	(0.37)%
Portfolio turnover rate	24%	30%	29%	52%	90%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011 (A)
Net asset value, beginning of period/year	$16.88	$14.88	$10.80	$10.96		$10.00
Investment operations:
Net investment income (loss) (B)	(0.06)	(0.03)	0.04	0.07		(0.00	)(C)
Net realized and unrealized gain (loss)	1.24	2.52	4.50	0.22		0.96
Total investment operations	1.18	2.49	4.54	0.29		0.96
Distributions:
Net investment income	—	—	(0.10)	(0.00	)(C)	—
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)		—
Total distributions	(0.66)	(0.49)	(0.46)	(0.45)		—
Net asset value, end of period/year	$17.40	$16.88	$14.88	$10.80		$10.96
Total return	7.19%	17.05%	43.65%	3.11%		9.70	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,039,343	$836,984	$509,700	$545,635		$407,302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%	0.84%	0.84%		1.09	%(E)
Including waiver and/or reimbursement and recapture	0.79%	0.81%	0.84%	0.84%		1.09	%(E)
Net investment income (loss) to average net assets	(0.34)%	(0.20)%	0.32%	0.67%		(0.48	)%(E)
Portfolio turnover rate	24%	30%	29%	52%		90%

(A)	Commenced operations on September 30, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Concentrated Growth
	Class A
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$16.22	$15.57
Investment operations:
Net investment income (loss) (B)	0.01	0.00	(C)
Net realized and unrealized gain (loss)	0.61	0.65
Total investment operations	0.62	0.65
Distributions:
Net realized gains	(0.04)	—
Net asset value, end of period/year	$16.80	$16.22
Total return (D)	3.81%	4.17	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$681	$444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.18	%(F)
Including waiver and/or reimbursement and recapture	1.06%	1.18	%(F)
Net investment income (loss) to average net assets	0.07%	0.03	%(F)
Portfolio turnover rate	34%	18	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Concentrated Growth
	Class C
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$16.14	$15.57
Investment operations:
Net investment income (loss) (B)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	0.60	0.64
Total investment operations	0.49	0.57
Distributions:
Net realized gains	(0.04)	—
Net asset value, end of period/year	$16.59	$16.14
Total return (C)	3.02%	3.66	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$421	$274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.93	%(E)
Including waiver and/or reimbursement and recapture	1.80%	1.93	%(E)
Net investment income (loss) to average net assets	(0.67)%	(0.67	)%(E)
Portfolio turnover rate	34%	18	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Concentrated Growth
	Class I (A)
	October 31, 2015	October 31, 2014 (B)		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$16.09	$15.76		$12.24		$10.22		$10.00
Investment operations:
Net investment income (loss) (C)	0.04	0.02		(0.00	)(D)	0.01	(E)	0.00	(D)
Net realized and unrealized gain (loss)	0.60	0.76		3.87		2.06		0.22	(F)
Total investment operations	0.64	0.78		3.87		2.07		0.22
Distributions:
Net investment income	(0.02)	—		(0.00	)(D)	(0.00	)(D)	(0.00	)(D)
Net realized gains	(0.04)	(0.45)		(0.34)		(0.05)		(0.00	)(D)
Total distributions	(0.06)	(0.45)		(0.35)		(0.05)		(0.00	)(D)
Net asset value, end of year	$16.67	$16.09		$15.76		$12.24		$10.22
Total return	3.95%	6.13	%(G)	31.84%		20.28%		2.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$23,460	$19,643		$13,761		$10,320		$2,801
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	1.08	%(H)	2.18%		3.68%		5.90%
Including waiver and/or reimbursement and recapture	0.88%	1.00	%(H)	1.25%		1.25%		1.25%
Net investment income (loss) to average net assets	0.27%	0.16	%(H)	(0.02)%		0.08	%(E)	0.03%
Portfolio turnover rate	34%	18	%(G)	15%		22%		22%

(A)	Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.
(B)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the notes to the financial statements for details.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	For the year ended December 31, 2012, investment income per share reflects a special dividend which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.01)%.
(F)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Not annualized.
(H)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Concentrated Growth
	Class I2
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$16.26	$15.57
Investment operations:
Net investment income (loss) (B)	0.07	0.04
Net realized and unrealized gain (loss)	0.60	0.65
Total investment operations	0.67	0.69
Distributions:
Net investment income	(0.04)	—
Net realized gains	(0.04)	—
Total distributions	(0.08)	—
Net asset value, end of period/year	$16.85	$16.26
Total return	4.11%	4.43	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$390,712	$353,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.77	%(D)
Including waiver and/or reimbursement and recapture	0.73%	0.77	%(D)
Net investment income (loss) to average net assets	0.41%	0.42	%(D)
Portfolio turnover rate	34%	18	%(C)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.23	0.20	0.14
Net realized and unrealized gain (loss)	(0.18)	1.47	1.97
Total investment operations	0.05	1.67	2.11
Distributions:
Net investment income	(0.22)	(0.20)	(0.13)
Net realized gains	(0.43)	(0.10)	—
Total distributions	(0.65)	(0.30)	(0.13)
Net asset value, end of period/year	$12.75	$13.35	$11.98
Total return (C)	0.32%	14.14%	21.25	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$51,809	$63,639	$1,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.96%	1.07	%(E)
Including waiver and/or reimbursement and recapture	0.97%	0.96%	1.07	%(E)
Net investment income (loss) to average net assets	1.74%	1.55%	1.47	%(E)
Portfolio turnover rate	15%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.32	$11.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.12	0.09	0.08
Net realized and unrealized gain (loss)	(0.19)	1.49	1.96
Total investment operations	(0.07)	1.58	2.04
Distributions:
Net investment income	(0.12)	(0.12)	(0.08)
Net realized gains	(0.43)	(0.10)	—
Total distributions	(0.55)	(0.22)	(0.08)
Net asset value, end of period/year	$12.70	$13.32	$11.96
Total return (C)	(0.62)%	13.30%	20.50	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,749	$4,419	$1,297
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.81%	1.81%	1.78	%(E)
Including waiver and/or reimbursement and recapture	1.81%	1.81%	1.78	%(E)
Net investment income (loss) to average net assets	0.89%	0.74%	0.83	%(E)
Portfolio turnover rate	15%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.25	0.23	0.17
Net realized and unrealized gain (loss)	(0.18)	1.47	1.96
Total investment operations	0.07	1.70	2.13
Distributions:
Net investment income	(0.24)	(0.23)	(0.15)
Net realized gains	(0.43)	(0.10)	—
Total distributions	(0.67)	(0.33)	(0.15)
Net asset value, end of period/year	$12.75	$13.35	$11.98
Total return	0.49%	14.37%	21.40	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,318	$6,311	$1,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.80%	0.82	%(D)
Including waiver and/or reimbursement and recapture	0.81%	0.80%	0.82	%(D)
Net investment income (loss) to average net assets	1.88%	1.80%	1.82	%(D)
Portfolio turnover rate	15%	21%	23	%(C)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.36	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.26	0.24	0.17
Net realized and unrealized gain (loss)	(0.18)	1.48	1.97
Total investment operations	0.08	1.72	2.14
Distributions:
Net investment income	(0.26)	(0.24)	(0.16)
Net realized gains	(0.43)	(0.10)	—
Total distributions	(0.69)	(0.34)	(0.16)
Net asset value, end of period/year	$12.75	$13.36	$11.98
Total return	0.52%	14.56%	21.49	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$852,448	$1,402,739	$1,023,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.70%	0.71	%(D)
Including waiver and/or reimbursement and recapture	0.71%	0.70%	0.71	%(D)
Net investment income (loss) to average net assets	1.98%	1.88%	1.91	%(D)
Portfolio turnover rate	15%	21%	23	%(C)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Transamerica Dividend Focused
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$13.25
Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	(0.48)
Total investment operations	(0.37)
Distributions:
Net investment income	(0.13)
Net asset value, end of period	$12.75
Total return	(2.79	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72	%(D)
Including waiver and/or reimbursement and recapture	0.72	%(D)
Net investment income (loss) to average net assets	1.99	%(D)
Portfolio turnover rate	15%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation)
Class A
October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.73	$11.12	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.07	0.08	0.05
Net realized and unrealized gain (loss)	0.04	(D)	0.61	1.56
Total investment operations	0.11	0.69	1.61
Distributions:
Net investment income	(0.11)	(0.05)	(0.49)
Net realized gains	(0.63)	(0.03)	—
Total distributions	(0.74)	(0.08)	(0.49)
Net asset value, end of year	$11.10	$11.73	$11.12
Total return (E)	0.91%	6.31%	16.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,100	$12,115	$6,456
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.36%	1.32%	3.94%
Including waiver and/or reimbursement and recapture	1.10%	1.11%	1.15%
Net investment income (loss) to average net assets (C)	0.63%	0.70%	0.45%
Portfolio turnover rate (G)	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies/ETFs in which the Fund invests.
(D)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(F)	Does not include expenses of the investment companies/ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies/ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation)
Class C
October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.60	$11.05	$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.01)	(0.00	)(D)	(0.03)
Net realized and unrealized gain (loss)	0.04	(E)	0.60	1.56
Total investment operations	0.03	0.60	1.53
Distributions:
Net investment income	(0.04)	(0.02)	(0.48)
Net realized gains	(0.63)	(0.03)	—
Total distributions	(0.67)	(0.05)	(0.48)
Net asset value, end of year	$10.96	$11.60	$11.05
Total return (F)	0.15%	5.46%	16.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,492	$7,266	$3,840
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	2.12%	2.09%	4.69%
Including waiver and/or reimbursement and recapture	1.85%	1.85%	1.85%
Net investment income (loss) to average net assets (C)	(0.13)%	(0.03)%	(0.28)%
Portfolio turnover rate (H)	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies/ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(G)	Does not include expenses of the investment companies/ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies/ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation)
Class I
October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.71	$11.09	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.10	0.11	0.07
Net realized and unrealized gain (loss)	0.04	(D)	0.61	1.57
Total investment operations	0.14	0.72	1.64
Distributions:
Net investment income	(0.14)	(0.07)	(0.55)
Net realized gains	(0.63)	(0.03)	—
Total distributions	(0.77)	(0.10)	(0.55)
Net asset value, end of year	$11.08	$11.71	$11.09
Total return	1.15%	6.57%	17.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,889	$3,521	$2,824
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.08%	1.03%	3.63%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets (C)	0.91%	0.98%	0.67%
Portfolio turnover rate (F)	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies/ETFs in which the Fund invests.
(D)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Does not include expenses of the investment companies/ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies/ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income (formerly, Transamerica Tactical Income)
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of year	$10.48	$10.16	$10.25	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.39	0.38	0.34	0.33
Net realized and unrealized gain (loss)	(0.87)	0.26	0.10	0.45
Total investment operations	(0.48)	0.64	0.44	0.78
Distributions:
Net investment income	(0.45)	(0.32)	(0.47)	(0.53)
Net realized gains	(0.17)	—	(0.04)	—
Return of capital	—	—	(0.02)	—
Total distributions	(0.62)	(0.32)	(0.53)	(0.53)
Net asset value, end of year	$9.38	$10.48	$10.16	$10.25
Total return (D)	(4.78)%	6.39%	4.49%	8.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$175,092	$259,348	$342,367	$254,763
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.93%	0.98%
Including waiver and/or reimbursement and recapture	0.89%	0.87%	0.88%	0.92%
Net investment income (loss) to average net assets (C)	3.84%	3.63%	3.32%	3.27%
Portfolio turnover rate (F)	159%	102%	237%	142%

(A)	Commenced operations on October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies/ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the investment companies/ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies/ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Income (formerly, Transamerica Tactical Income)
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of year	$10.44	$10.12	$10.22	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.31	0.29	0.25	0.25
Net realized and unrealized gain (loss)	(0.87)	0.27	0.11	0.46
Total investment operations	(0.56)	0.56	0.36	0.71
Distributions:
Net investment income	(0.37)	(0.24)	(0.40)	(0.49)
Net realized gains	(0.17)	—	(0.04)	—
Return of capital	—	—	(0.02)	—
Total distributions	(0.54)	(0.24)	(0.46)	(0.49)
Net asset value, end of year	$9.34	$10.44	$10.12	$10.22
Total return (D)	(5.53)%	5.61%	3.63%	7.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$289,060	$400,142	$464,339	$279,728
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.65%	1.63%	1.63%	1.68%
Including waiver and/or reimbursement and recapture	1.65%	1.63%	1.63%	1.67%
Net investment income (loss) to average net assets (C)	3.09%	2.86%	2.54%	2.48%
Portfolio turnover rate (F)	159%	102%	237%	142%

(A)	Commenced operations on October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies/ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the investment companies/ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies/ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income (formerly, Transamerica Tactical Income)
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of year	$10.48	$10.16	$10.26	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.41	0.40	0.36	0.37
Net realized and unrealized gain (loss)	(0.87)	0.26	0.10	0.44
Total investment operations	(0.46)	0.66	0.46	0.81
Distributions:
Net investment income	(0.47)	(0.34)	(0.50)	(0.55)
Net realized gains	(0.17)	—	(0.04)	—
Return of capital	—	—	(0.02)	—
Total distributions	(0.64)	(0.34)	(0.56)	(0.55)
Net asset value, end of year	$9.38	$10.48	$10.16	$10.26
Total return	(4.56)%	6.64%	4.62%	8.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$144,733	$242,703	$270,502	$240,339
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.66%	0.64%	0.65%	0.72%
Including waiver and/or reimbursement and recapture	0.66%	0.64%	0.67%	0.67%
Net investment income (loss) to average net assets (C)	4.05%	3.83%	3.57%	3.61%
Portfolio turnover rate (E)	159%	102%	237%	142%

(A)	Commenced operations on October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies/ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies/ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies/ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.75	$10.83	$11.54	$10.00	$10.00
Investment operations:
Net investment income (loss) (B)	0.60	0.61	0.56	0.59	0.08
Net realized and unrealized gain (loss)	(1.26)	(0.11)	(0.55)	1.45	(0.08)
Total investment operations	(0.66)	0.50	0.01	2.04	—
Distributions:
Net investment income	(0.39)	(0.58)	(0.47)	(0.50)	(0.00	)(C)
Net realized gains	—	—	(0.25)	—	—
Total distributions	(0.39)	(0.58)	(0.72)	(0.50)	(0.00	)(C)
Net asset value, end of period/year	$9.70	$10.75	$10.83	$11.54	$10.00
Total return (D)	(6.30)%	4.81%	(0.07)%	21.07%	0.04	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$59,093	$81,684	$129,805	$60,754	$2,247
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.18%	1.11%	1.19%	1.65	%(F)
Including waiver and/or reimbursement and recapture	1.11%	1.18%	1.11%	1.21%	1.35	%(F)
Net investment income (loss) to average net assets	5.94%	5.68%	5.02%	5.47%	5.24	%(F)
Portfolio turnover rate	237%	321%	326%	305%	31	%(E)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.72	$10.80	$11.51	$9.99	$10.00
Investment operations:
Net investment income (loss) (B)	0.53	0.54	0.48	0.52	0.07
Net realized and unrealized gain (loss)	(1.26)	(0.11)	(0.54)	1.44	(0.08)
Total investment operations	(0.73)	0.43	(0.06)	1.96	(0.01)
Distributions:
Net investment income	(0.33)	(0.51)	(0.40)	(0.44)	(0.00	)(C)
Net realized gains	—	—	(0.25)	—	—
Total distributions	(0.33)	(0.51)	(0.65)	(0.44)	(0.00	)(C)
Net asset value, end of period/year	$9.66	$10.72	$10.80	$11.51	$9.99
Total return (D)	(7.02)%	4.12%	(0.69)%	20.24%	(0.08	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,462	$27,202	$30,547	$10,543	$1,025
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.84%	1.84%	1.81%	1.86%	2.29	%(F)
Including waiver and/or reimbursement and recapture	1.84%	1.84%	1.81%	1.87%	2.00	%(F)
Net investment income (loss) to average net assets	5.23%	5.02%	4.36%	4.87%	4.35	%(F)
Portfolio turnover rate	237%	321%	326%	305%	31	%(E)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.78	$10.85	$11.56	$10.01	$10.00
Investment operations:
Net investment income (loss) (B)	0.64	0.65	0.60	0.63	0.09
Net realized and unrealized gain (loss)	(1.27)	(0.10)	(0.56)	1.44	(0.08)
Total investment operations	(0.63)	0.55	0.04	2.07	0.01
Distributions:
Net investment income	(0.43)	(0.62)	(0.50)	(0.52)	(0.00	)(C)
Net realized gains	—	—	(0.25)	—	—
Total distributions	(0.43)	(0.62)	(0.75)	(0.52)	(0.00	)(C)
Net asset value, end of period/year	$9.72	$10.78	$10.85	$11.56	$10.01
Total return	(6.03)%	5.30%	0.23%	21.40%	0.14	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$581,888	$340,068	$133,449	$46,190	$2,064
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.79%	0.84%	1.34	%(E)
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.79%	0.86%	1.00	%(E)
Net investment income (loss) to average net assets	6.39%	6.00%	5.38%	5.68%	5.46	%(E)
Portfolio turnover rate	237%	321%	326%	305%	31	%(D)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.78	$10.85	$11.56	$10.01	$10.00
Investment operations:
Net investment income (loss) (B)	0.64	0.66	0.61	0.63	0.07
Net realized and unrealized gain (loss)	(1.26)	(0.10)	(0.56)	1.45	(0.06)
Total investment operations	(0.62)	0.56	0.05	2.08	0.01
Distributions:
Net investment income	(0.44)	(0.63)	(0.51)	(0.53)	(0.00	)(C)
Net realized gains	—	—	(0.25)	—	—
Total distributions	(0.44)	(0.63)	(0.76)	(0.53)	(0.00	)(C)
Net asset value, end of period/year	$9.72	$10.78	$10.85	$11.56	$10.01
Total return	(5.86)%	5.39%	0.33%	21.50%	0.14	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$60,406	$143,512	$339,967	$505,629	$95,233
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.71%	0.69%	0.74%	1.23	%(E)
Including waiver and/or reimbursement and recapture	0.70%	0.71%	0.69%	0.76%	1.00	%(E)
Net investment income (loss) to average net assets	6.29%	6.16%	5.38%	5.82%	4.63	%(E)
Portfolio turnover rate	237%	321%	326%	305%	31	%(D)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$10.37
Investment operations:
Net investment income (loss) (B)	0.28
Net realized and unrealized gain (loss)	(0.66)
Total investment operations	(0.38)
Distributions:
Net investment income	(0.28)
Net asset value, end of period	$9.71
Total return	(3.71	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71	%(D)
Including waiver and/or reimbursement and recapture	0.71	%(D)
Net investment income (loss) to average net assets	6.66	%(D)
Portfolio turnover rate	237%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.25	$10.40	$9.42	$10.00
Investment operations:
Net investment income (loss) (B)	0.06	0.11	0.12	0.09
Net realized and unrealized gain (loss)	(1.70)	(0.16)	0.88	(0.67)
Total investment operations	(1.64)	(0.05)	1.00	(0.58)
Distributions:
Net investment income	(0.11)	(0.10)	(0.02)	—
Net asset value, end of period/year	$8.50	$10.25	$10.40	$9.42
Total return (C)	(16.17)%	(0.40)%	10.68%	(5.80	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,669	$1,495	$805	$302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.60%	1.62%	1.60%	1.85	%(E)
Including waiver and/or reimbursement and recapture	1.60%	1.62%	1.60%	1.85	%(E)
Net investment income (loss) to average net assets	0.63%	1.05%	1.19%	1.97	%(E)
Portfolio turnover rate	89%	69%	63%	76	%(D)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.14	$10.32	$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	0.01	0.04	0.06	0.07
Net realized and unrealized gain (loss)	(1.70)	(0.15)	0.87	(0.68)
Total investment operations	(1.69)	(0.11)	0.93	(0.61)
Distributions:
Net investment income	(0.04)	(0.07)	—	—
Net asset value, end of period/year	$8.41	$10.14	$10.32	$9.39
Total return (C)	(16.73)%	(1.05)%	9.90%	(6.10	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,882	$1,424	$916	$253
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.28%	2.29%	2.23%	2.52	%(E)
Including waiver and/or reimbursement and recapture	2.28%	2.29%	2.23%	2.52	%(E)
Net investment income (loss) to average net assets	0.08%	0.36%	0.57%	1.43	%(E)
Portfolio turnover rate	89%	69%	63%	76	%(D)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.30	$10.43	$9.43	$10.00
Investment operations:
Net investment income (loss) (B)	0.10	0.12	0.17	0.11
Net realized and unrealized gain (loss)	(1.72)	(0.13)	0.87	(0.68)
Total investment operations	(1.62)	(0.01)	1.04	(0.57)
Distributions:
Net investment income	(0.13)	(0.12)	(0.04)	—
Net asset value, end of period/year	$8.55	$10.30	$10.43	$9.43
Total return	(15.89)%	(0.04)%	11.03%	(5.70	)%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,281	$1,147	$505	$302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.29%	1.26%	1.60	%(D)
Including waiver and/or reimbursement and recapture	1.25%	1.29%	1.26%	1.60	%(D)
Net investment income (loss) to average net assets	1.01%	1.22%	1.74%	2.26	%(D)
Portfolio turnover rate	89%	69%	63%	76	%(C)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.30	$10.44	$9.44	$10.00
Investment operations:
Net investment income (loss) (B)	0.12	0.15	0.16	0.10
Net realized and unrealized gain (loss)	(1.72)	(0.16)	0.88	(0.66)
Total investment operations	(1.60)	(0.01)	1.04	(0.56)
Distributions:
Net investment income	(0.14)	(0.13)	(0.04)	—
Net asset value, end of period/year	$8.56	$10.30	$10.44	$9.44
Total return	(15.74)%	(0.02)%	11.09%	(5.60	)%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$270,402	$241,658	$220,261	$107,183
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.17%	1.15%	1.49	%(D)
Including waiver and/or reimbursement and recapture	1.14%	1.17%	1.15%	1.49	%(D)
Net investment income (loss) to average net assets	1.26%	1.44%	1.66%	2.06	%(D)
Portfolio turnover rate	89%	69%	63%	76	%(C)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Enhanced Muni
Class A
October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.16	$10.37	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.25	0.22
Net realized and unrealized gain (loss)	0.29	0.78	0.38	(D)
Total investment operations	0.48	1.03	0.60
Distributions:
Net investment income	(0.18)	(0.24)	(0.23)
Net realized gains	(0.15)	—	—
Total distributions	(0.33)	(0.24)	(0.23)
Net asset value, end of year	$11.31	$11.16	$10.37
Total return (E)	4.37%	10.05%	6.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$117,387	$35,974	$6,241
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.89%	1.12%	2.36%
Including waiver and/or reimbursement and recapture	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets (C)	1.69%	2.27%	2.12%
Portfolio turnover rate (G)	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(E)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Enhanced Muni
Class C
October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.14	$10.36	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	0.18	0.15
Net realized and unrealized gain (loss)	0.29	0.78	0.39	(D)
Total investment operations	0.41	0.96	0.54
Distributions:
Net investment income	(0.12)	(0.18)	(0.18)
Net realized gains	(0.15)	—	—
Total distributions	(0.27)	(0.18)	(0.18)
Net asset value, end of year	$11.28	$11.14	$10.36
Total return (E)	3.70%	9.35%	5.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,543	$9,960	$1,778
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.65%	1.87%	3.08%
Including waiver and/or reimbursement and recapture	1.46%	1.46%	1.46%
Net investment income (loss) to average net assets (C)	1.09%	1.69%	1.47%
Portfolio turnover rate (G)	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(E)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Enhanced Muni
Class I
October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.20	$10.41	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20	0.26	0.23
Net realized and unrealized gain (loss)	0.31	0.78	0.38	(D)
Total investment operations	0.51	1.04	0.61
Distributions:
Net investment income	(0.20)	(0.25)	(0.20)
Net realized gains	(0.15)	—	—
Total distributions	(0.35)	(0.25)	(0.20)
Net asset value, end of year	$11.36	$11.20	$10.41
Total return	4.59%	10.16%	6.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$215,560	$22,007	$6,632
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.70%	0.92%	2.12%
Including waiver and/or reimbursement and recapture	0.71%	0.71%	0.71%
Net investment income (loss) to average net assets (C)	1.82%	2.44%	2.21%
Portfolio turnover rate (F)	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.46	$9.38	$9.37	$8.83	$8.99
Investment operations:
Net investment income (loss) (A)	0.28	0.29	0.41	0.45	0.51
Net realized and unrealized gain (loss)	(0.23)	0.08	0.03	0.55	(0.16)
Total investment operations	0.05	0.37	0.44	1.00	0.35
Distributions:
Net investment income	(0.29)	(0.29)	(0.43)	(0.46)	(0.51)
Net asset value, end of year	$9.22	$9.46	$9.38	$9.37	$8.83
Total return (B)	0.56%	3.98%	4.85%	11.60%	3.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$68,304	$73,829	$78,512	$77,291	$65,393
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.91%	1.00%	1.01%	1.07%
Including waiver and/or reimbursement and recapture	0.88%	0.89%	0.95%	0.95%	0.97%
Net investment income (loss) to average net assets	3.03%	3.04%	4.32%	4.95%	5.70%
Portfolio turnover rate	27%	26%	32%	35%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.46	$9.39	$9.37	$8.83	$9.00
Investment operations:
Net investment income (loss) (A)	0.21	0.21	0.32	0.37	0.44
Net realized and unrealized gain (loss)	(0.24)	0.07	0.05	0.55	(0.18)
Total investment operations	(0.03)	0.28	0.37	0.92	0.26
Distributions:
Net investment income	(0.21)	(0.21)	(0.35)	(0.38)	(0.43)
Net asset value, end of year	$9.22	$9.46	$9.39	$9.37	$8.83
Total return (B)	(0.28)%	2.98%	4.00%	10.69%	2.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,164	$3,644	$4,819	$6,641	$7,066
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71%	1.72%	1.85%	1.79%	1.82%
Including waiver and/or reimbursement and recapture	1.71%	1.72%	1.85%	1.79%	1.82%
Net investment income (loss) to average net assets	2.18%	2.24%	3.42%	4.13%	4.87%
Portfolio turnover rate	27%	26%	32%	35%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.40	$9.32	$9.31	$8.79	$8.96
Investment operations:
Net investment income (loss) (A)	0.22	0.22	0.34	0.38	0.45
Net realized and unrealized gain (loss)	(0.23)	0.08	0.04	0.54	(0.17)
Total investment operations	(0.01)	0.30	0.38	0.92	0.28
Distributions:
Net investment income	(0.23)	(0.22)	(0.37)	(0.40)	(0.45)
Net asset value, end of year	$9.16	$9.40	$9.32	$9.31	$8.79
Total return (B)	(0.15)%	3.26%	4.10%	10.71%	3.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$64,995	$68,629	$71,692	$81,874	$50,314
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.59%	1.60%	1.67%	1.65%	1.68%
Including waiver and/or reimbursement and recapture	1.59%	1.60%	1.67%	1.65%	1.68%
Net investment income (loss) to average net assets	2.32%	2.33%	3.60%	4.22%	4.98%
Portfolio turnover rate	27%	26%	32%	35%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.47	$9.39	$9.38	$8.85	$9.02
Investment operations:
Net investment income (loss) (A)	0.31	0.31	0.43	0.47	0.53
Net realized and unrealized gain (loss)	(0.23)	0.08	0.04	0.55	(0.16)
Total investment operations	0.08	0.39	0.47	1.02	0.37
Distributions:
Net investment income	(0.32)	(0.31)	(0.46)	(0.49)	(0.54)
Net asset value, end of year	$9.23	$9.47	$9.39	$9.38	$8.85
Total return	0.84%	4.25%	5.13%	11.87%	4.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,370	$42,545	$33,036	$31,480	$19,992
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.62%	0.68%	0.67%	0.69%
Including waiver and/or reimbursement and recapture	0.61%	0.62%	0.68%	0.67%	0.69%
Net investment income (loss) to average net assets	3.33%	3.29%	4.58%	5.20%	5.93%
Portfolio turnover rate	27%	26%	32%	35%	42%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.48	$9.40	$9.38	$8.86	$9.03
Investment operations:
Net investment income (loss) (A)	0.32	0.31	0.44	0.48	0.55
Net realized and unrealized gain (loss)	(0.24)	0.09	0.05	0.54	(0.17)
Total investment operations	0.08	0.40	0.49	1.02	0.38
Distributions:
Net investment income	(0.33)	(0.32)	(0.47)	(0.50)	(0.55)
Net asset value, end of year	$9.23	$9.48	$9.40	$9.38	$8.86
Total return	0.83%	4.35%	5.35%	11.85%	4.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$355,272	$540,719	$56,421	$128,284	$109,052
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51%	0.52%	0.58%	0.57%	0.58%
Including waiver and/or reimbursement and recapture	0.51%	0.52%	0.58%	0.57%	0.58%
Net investment income (loss) to average net assets	3.40%	3.26%	4.65%	5.32%	6.10%
Portfolio turnover rate	27%	26%	32%	35%	42%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period indicated:	Transamerica Flexible Income
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$9.45
Investment operations:
Net investment income (loss) (B)	0.14
Net realized and unrealized gain (loss)	(0.21)
Total investment operations	(0.07)
Distributions:
Net investment income	(0.15)
Net asset value, end period	$9.23
Total return	(0.79	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52	%(D)
Including waiver and/or reimbursement and recapture	0.52	%(D)
Net investment income (loss) to average net assets	3.55	%(D)
Portfolio turnover rate	27%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.34	0.31
Net realized and unrealized gain (loss)	(0.08)	(0.10)
Total investment operations	0.26	0.21
Distributions:
Net investment income	(0.35)	(0.29)
Net realized gains	(0.01)	—
Total distributions	(0.36)	(0.29)
Net asset value, end of year	$9.82	$9.92
Total return (D)	2.73%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,360	$633
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.11%	1.21%
Including waiver and/or reimbursement and recapture	1.05%	1.06%
Net investment income (loss) to average net assets (C)	3.46%	3.08%
Portfolio turnover rate (F)	41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.27	0.24
Net realized and unrealized gain (loss)	(0.08)	(0.10)
Total investment operations	0.19	0.14
Distributions:
Net investment income	(0.28)	(0.22)
Net realized gains	(0.01)	—
Total distributions	(0.29)	(0.22)
Net asset value, end of year	$9.82	$9.92
Total return (D)	1.98%	1.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,904	$1,672
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.86%	1.97%
Including waiver and/or reimbursement and recapture	1.80%	1.80%
Net investment income (loss) to average net assets (C)	2.78%	2.45%
Portfolio turnover rate (F)	41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.35	0.33
Net realized and unrealized gain (loss)	(0.09)	(0.09)
Total investment operations	0.26	0.24
Distributions:
Net investment income	(0.38)	(0.32)
Net realized gains	(0.01)	—
Total distributions	(0.39)	(0.32)
Net asset value, end of year	$9.79	$9.92
Total return	2.66%	2.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$787	$412
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.87%	0.97%
Including waiver and/or reimbursement and recapture	0.80%	0.80%
Net investment income (loss) to average net assets (C)	3.57%	3.27%
Portfolio turnover rate (E)	41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.38	0.34
Net realized and unrealized gain (loss)	(0.09)	(0.10)
Total investment operations	0.29	0.24
Distributions:
Net investment income	(0.38)	(0.32)
Net realized gains	(0.01)	—
Total distributions	(0.39)	(0.32)
Net asset value, end of year	$9.82	$9.92
Total return	2.99%	2.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$336,546	$213,481
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.77%	0.87%
Including waiver and/or reimbursement and recapture	0.80%	0.80%
Net investment income (loss) to average net assets (C)	3.79%	3.37%
Portfolio turnover rate (E)	41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Global Bond
	Class A
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.84	$10.00
Investment operations:
Net investment income (loss) (B)	0.15	0.15
Net realized and unrealized gain (loss)	(0.84)	(0.23)
Total investment operations	(0.69)	(0.08)
Distributions:
Net investment income	(0.04)	(0.08)
Net asset value, end of period/year	$9.11	$9.84
Total return (C)	(7.07)%	(0.82	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$282	$300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15%	1.09	%(E)
Including waiver and/or reimbursement and recapture	1.00%	1.00	%(E)
Net investment income (loss) to average net assets	1.57%	2.15	%(E)
Portfolio turnover rate	195%	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Global Bond
	Class C
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.82	$10.00
Investment operations:
Net investment income (loss) (B)	0.07	0.09
Net realized and unrealized gain (loss)	(0.83)	(0.22)
Total investment operations	(0.76)	(0.13)
Distributions:
Net investment income	(0.01)	(0.05)
Net asset value, end of period/year	$9.05	$9.82
Total return (C)	(7.73)%	(1.34	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$258	$254
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.90%	1.81	%(E)
Including waiver and/or reimbursement and recapture	1.75%	1.75	%(E)
Net investment income (loss) to average net assets	0.80%	1.39	%(E)
Portfolio turnover rate	195%	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Global Bond
	Class I
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.84	$10.00
Investment operations:
Net investment income (loss) (B)	0.17	0.16
Net realized and unrealized gain (loss)	(0.84)	(0.23)
Total investment operations	(0.67)	(0.07)
Distributions:
Net investment income	(0.04)	(0.09)
Net asset value, end of period/year	$9.13	$9.84
Total return	(6.79)%	(0.71	)%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$321	$323
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.91	%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(D)
Net investment income (loss) to average net assets	1.80%	2.42	%(D)
Portfolio turnover rate	195%	138	%(C)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Global Bond
	Class I2
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.85	$10.00
Investment operations:
Net investment income (loss) (B)	0.22	0.15
Net realized and unrealized gain (loss)	(0.89)	(0.21)
Total investment operations	(0.67)	(0.06)
Distributions:
Net investment income	(0.04)	(0.09)
Net asset value, end of period/year	$9.14	$9.85
Total return	(6.78)%	(0.61	)%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$43,584	$238,807
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.79	%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(D)
Net investment income (loss) to average net assets	2.29%	2.23	%(D)
Portfolio turnover rate	195%	138	%(C)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$11.08	$10.96	$9.22	$9.09	$9.84
Investment operations:
Net investment income (loss) (A) (B)	0.05	0.18	0.11	0.16	0.08
Net realized and unrealized gain (loss)	0.02	0.10	1.73	0.22	(0.75)
Total investment operations	0.07	0.28	1.84	0.38	(0.67)
Distributions:
Net investment income	—	(0.16)	(0.10)	(0.25)	(0.08)
Net asset value, End of year	$11.15	$11.08	$10.96	$9.22	$9.09
Total return (C)	0.63%	2.54%	20.08%	4.65%	(6.90)%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,311	$56,663	$82,534	$86,834	$118,070
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.36%	0.75%	0.69%	0.68%	0.67%
Including waiver and/or reimbursement and recapture	1.35%	0.74%	0.69%	0.68%	0.67%
Net investment income (loss) to average net assets (B)	0.46%	1.64%	1.09%	1.79%	0.77%
Portfolio turnover rate (E)	51%	150%	18%	41%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$11.00	$10.89	$9.16	$9.00	$9.74
Investment operations:
Net investment income (loss) (A) (B)	(0.03)	0.10	0.04	0.09	0.01
Net realized and unrealized gain (loss)	0.02	0.08	1.71	0.24	(0.75)
Total investment operations	(0.01)	0.18	1.75	0.33	(0.74)
Distributions:
Net investment income	—	(0.07)	(0.02)	(0.17)	(0.00	)(C)
Net asset value, end of year	$10.99	$11.00	$10.89	$9.16	$9.00
Total return (D)	(0.09)%	1.64%	19.11%	3.92%	(7.59)%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,380	$6,460	$9,191	$9,847	$13,373
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.27%	1.63%	1.54%	1.54%	1.48%
Including waiver and/or reimbursement and recapture	2.10%	1.53%	1.45%	1.45%	1.45%
Net investment income (loss) to average net assets (B)	(0.28)%	0.95%	0.37%	1.05%	0.11%
Portfolio turnover rate (F)	51%	150%	18%	41%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.99		$10.88	$9.15	$9.01	$9.75
Investment operations:
Net investment income (loss) (A) (B)	(0.03)		0.09	0.04	0.09	0.02
Net realized and unrealized gain (loss)	0.02		0.10	1.72	0.23	(0.74)
Total investment operations	(0.01)		0.19	1.76	0.32	(0.72)
Distributions:
Net investment income	—		(0.08)	(0.03)	(0.18)	(0.02)
Net asset value, end of year	$10.98		$10.99	$10.88	$9.15	$9.01
Total return (C)	(0.09)%		1.73%	19.26%	3.87%	(7.42)%
Ratio and supplemental data:
Net assets end of year (000’s)	$61,427		$74,772	$88,681	$92,050	$117,858
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	2.10%		1.49%	1.40%	1.38%	1.34%
Including waiver and/or reimbursement and recapture	2.10	%(E)	1.47%	1.40%	1.38%	1.34%
Net investment income (loss) to average net assets (B)	(0.29)%		0.87%	0.40%	1.07%	0.16%
Portfolio turnover rate (F)	51%		150%	18%	41%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$11.06	$10.96	$9.23	$9.11	$9.86
Investment operations:
Net investment income (loss) (A) (B)	0.09	0.21	0.14	0.16	0.11
Net realized and unrealized gain (loss)	0.02	0.09	1.73	0.25	(0.74)
Total investment operations	0.11	0.30	1.87	0.41	(0.63)
Distributions:
Net investment income	—	(0.20)	(0.14)	(0.29)	(0.12)
Net asset value, end of year	$11.17	$11.06	$10.96	$9.23	$9.11
Total return	0.99%	2.75%	20.53%	5.07%	(6.49)%
Ratio and supplemental data:
Net assets end of year (000’s)	$37,576	$33,329	$32,954	$28,450	$28,748
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.03%	0.46%	0.31%	0.28%	0.29%
Including waiver and/or reimbursement and recapture	1.04%	0.44%	0.31%	0.28%	0.29%
Net investment income (loss) to average net assets (B)	0.78%	1.88%	1.39%	1.87%	1.12%
Portfolio turnover rate (D)	51%	150%	18%	41%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Global Equity
	Class I2
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.06	$11.31
Investment operations:
Net investment income (loss) (B) (C)	0.10	0.00	(D)
Net realized and unrealized gain (loss)	0.02	(0.25)
Total investment operations	0.12	(0.25)
Net asset value, end of period/year	$11.18	$11.06
Total return	1.08%	(2.21	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$152,110	$127,316
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.93%	1.08	%(G)
Including waiver and/or reimbursement and recapture	0.93%	1.08	%(G)
Net investment income (loss) to average net assets (C)	0.87%	0.07	%(G)
Portfolio turnover rate (H)	51%	150	%(E)

(A)	Commenced operations on September 4, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Global Equity
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$11.63
Investment operations:
Net investment income (loss) (B) (C)	0.03
Net realized and unrealized gain (loss)	(0.48	)(D)
Total investment operations	(0.45)
Net asset value, end of period	$11.18
Total return	(3.87	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$48
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.93	%(G)
Including waiver and/or reimbursement and recapture	0.93	%(G)
Net investment income (loss) to average net assets (C)	0.61	%(G)
Portfolio turnover rate (H)	51%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Growth
Class I2
October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$16.18	$15.89	$13.42	$12.94	$11.78
Investment operations:
Net investment income (loss) (A)	(0.01)	(0.01)	0.03	0.01	0.00	(B)
Net realized and unrealized gain (loss)	1.69	2.50	3.90	0.97	1.17
Total investment operations	1.68	2.49	3.93	0.98	1.17
Distributions:
Net investment income	—	(0.00	)(B)	(0.04)	(0.01)	(0.01)
Net realized gains	(2.80)	(2.20)	(1.42)	(0.49)	—
Total distributions	(2.80)	(2.20)	(1.46)	(0.50)	(0.01)
Net asset value, end of year	$15.06	$16.18	$15.89	$13.42	$12.94
Total return	12.30%	17.17%	32.38%	8.19%	9.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$516,868	$529,426	$573,545	$550,207	$618,767
Expenses to average net assets	0.84%	0.84%	0.84%	0.83%	0.81%
Net investment income (loss) to average net assets	(0.07)%	(0.06)%	0.20%	0.06%	0.01%
Portfolio turnover rate	33%	31%	41%	43%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period indicated:	Transamerica Growth
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$14.59
Investment operations:
Net investment income (loss) (B)	(0.02)
Net realized and unrealized gain (loss)	0.49
Total investment operations	0.47
Net asset value, end of period	$15.06
Total return	3.22	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$52
Expenses to average net assets	0.84	%(D)
Net investment income (loss) to average net assets	(0.31	)%(D)
Portfolio turnover rate	33%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Growth Opportunities
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$11.29	$10.73	$8.15	$10.93		$9.82
Investment operations:
Net investment income (loss) (A)	(0.09)	(0.04)	(0.03)	0.01		(0.10)
Net realized and unrealized gain (loss)	(0.99)	1.05	2.71	(0.55)		1.21
Total investment operations	(1.08)	1.01	2.68	(0.54)		1.11
Distributions:
Net investment income	—	—	(0.02)	(0.00	)(B)	—
Net realized gains	(1.22)	(0.45)	(0.08)	(2.24)		—
Total distributions	(1.22)	(0.45)	(0.10)	(2.24)		—
Net asset value, end of year	$8.99	$11.29	$10.73	$8.15		$10.93
Total return (C)	(10.56)%	9.57%	33.31%	(3.79)%		11.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$71,255	$104,933	$105,245	$91,110		$103,177
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.35%	1.37%	1.46%	1.54%		1.64%
Including waiver and/or reimbursement and recapture	1.35%	1.37%	1.46%	1.67%		1.75%
Net investment income (loss) to average net assets	(0.94)%	(0.39)%	(0.27)%	0.10%		(0.83)%
Portfolio turnover rate	27%	53%	45%	38%		125%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Growth Opportunities
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$9.78	$9.43	$7.21	$10.01		$9.05
Investment operations:
Net investment income (loss) (A)	(0.16)	(0.12)	(0.09)	(0.04)		(0.15)
Net realized and unrealized gain (loss)	(0.83)	0.92	2.39	(0.52)		1.11
Total investment operations	(0.99)	0.80	2.30	(0.56)		0.96
Distributions:
Net investment income	—	—	—	(0.00	)(B)	—
Net realized gains	(1.22)	(0.45)	(0.08)	(2.24)		—
Total distributions	(1.22)	—	(0.08)	(2.24)		—
Net asset value, end of year	$7.57	$9.78	$9.43	$7.21		$10.01
Total return (C)	(11.37)%	8.63%	32.23%	(4.47)%		10.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,257	$4,079	$5,507	$5,582		$9,636
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.30%	2.23%	2.27%	2.31%		2.29%
Including waiver and/or reimbursement and recapture	2.30%	2.23%	2.27%	2.32%		2.40%
Net investment income (loss) to average net assets	(1.90)%	(1.27)%	(1.06)%	(0.56)%		(1.40)%
Portfolio turnover rate	27%	53%	45%	38%		125%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Growth Opportunities
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.85	$9.48	$7.25	$10.05	$9.08
Investment operations:
Net investment income (loss) (A)	(0.15)	(0.11)	(0.09)	(0.04)	(0.15)
Net realized and unrealized gain (loss)	(0.84)	0.93	2.40	(0.52)	1.12
Total investment operations	(0.99)	0.82	2.31	(0.56)	0.97
Distributions:
Net realized gains	(1.22)	(0.45)	(0.08)	(2.24)	—
Net asset value, end of year	$7.64	$9.85	$9.48	$7.25	$10.05
Total return (B)	(11.27)%	8.80%	32.19%	(4.46)%	10.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,378	$13,296	$13,099	$10,943	$14,288
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.15%	2.14%	2.25%	2.28%	2.28%
Including waiver and/or reimbursement and recapture	2.15%	2.14%	2.25%	2.28%	2.40%
Net investment income (loss) to average net assets	(1.74)%	(1.16)%	(1.06)%	(0.51)%	(1.43)%
Portfolio turnover rate	27%	53%	45%	38%	125%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Growth Opportunities
	Class I
	October 31, 2015	October 31, 2014		October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$11.98	$11.32		$8.61	$11.37	$10.19
Investment operations:
Net investment income (loss) (A)	(0.06)	(0.00	)(B)	0.02	0.08	(0.02)
Net realized and unrealized gain (loss)	(1.05)	1.11		2.85	(0.58)	1.24
Total investment operations	(1.11)	1.11		2.87	(0.50)	1.22
Distributions:
Net investment income	—	—		(0.08)	(0.02)	(0.04)
Net realized gains	(1.22)	(0.45)		(0.08)	(2.24)	—
Total distributions	(1.22)	(0.45)		(0.16)	(2.26)	(0.04)
Net asset value, end of year	$9.65	$11.98		$11.32	$8.61	$11.37
Total return	(10.17)%	9.97%		33.87%	(3.16)%	12.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,011	$65,747		$68,609	$80,359	$9,954
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	0.99%		1.01%	0.99%	1.08%
Including waiver and/or reimbursement and recapture	1.00%	0.99%		1.01%	0.99%	1.08%
Net investment income (loss) to average net assets	(0.58)%	(0.02)%		0.22%	0.90%	(0.20)%
Portfolio turnover rate	27%	53%		45%	38%	125%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Growth Opportunities
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$12.10	$11.41	$8.68	$11.43	$10.23
Investment operations:
Net investment income (loss) (A)	(0.05)	0.02	0.03	0.09	0.01
Net realized and unrealized gain (loss)	(1.06)	1.12	2.87	(0.58)	1.25
Total investment operations	(1.11)	1.14	2.90	(0.49)	1.26
Distributions:
Net investment income	(0.01)	—	(0.09)	(0.02)	(0.06)
Net realized gains	(1.22)	(0.45)	(0.08)	(2.24)	—
Total distributions	(1.23)	(0.45)	(0.17)	(2.26)	(0.06)
Net asset value, end of year	$9.76	$12.10	$11.41	$8.68	$11.43
Total return	(10.05)%	10.16%	34.04%	(2.97)%	12.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$312,108	$593,507	$529,348	$397,945	$113,057
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.84%	0.85%	0.89%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.84%	0.85%	0.89%
Net investment income (loss) to average net assets	(0.43)%	0.14%	0.32%	0.99%	0.09%
Portfolio turnover rate	27%	53%	45%	38%	125%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.68	$9.75	$9.59	$8.95	$9.16
Investment operations:
Net investment income (loss) (A)	0.48	0.50	0.54	0.59	0.61
Net realized and unrealized gain (loss)	(0.58)	0.05	0.17	0.67	(0.21)
Total investment operations	(0.10)	0.55	0.71	1.26	0.40
Distributions:
Net investment income	(0.49)	(0.49)	(0.55)	(0.62)	(0.61)
Net realized gains	(0.12)	(0.13)	—	—	—
Total distributions	(0.61)	(0.62)	(0.55)	(0.62)	(0.61)
Net asset value, end of year	$8.97	$9.68	$9.75	$9.59	$8.95
Total return (B)	(1.11)%	5.85%	7.58%	14.57%	4.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$127,509	$135,250	$404,077	$256,099	$228,920
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	0.97%	1.04%	1.06%	1.17%
Including waiver and/or reimbursement and recapture	1.00%	0.97%	1.04%	1.06%	1.17%
Net investment income (loss) to average net assets	5.14%	5.10%	5.49%	6.44%	6.65%
Portfolio turnover rate	61%	48%	64%	78%	93%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.69	$9.76	$9.60	$8.95	$9.15
Investment operations:
Net investment income (loss) (A)	0.40	0.42	0.46	0.52	0.55
Net realized and unrealized gain (loss)	(0.59)	0.05	0.17	0.67	(0.21)
Total investment operations	(0.19)	0.47	0.63	1.19	0.34
Distributions:
Net investment income	(0.41)	(0.41)	(0.47)	(0.54)	(0.54)
Net realized gains	(0.12)	(0.13)	—	—	—
Total distributions	(0.53)	(0.54)	(0.47)	(0.54)	(0.54)
Net asset value, end of year	$8.97	$9.69	$9.76	$9.60	$8.95
Total return (B)	(2.03)%	4.99%	6.69%	13.77%	3.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,977	$6,435	$8,234	$9,236	$9,431
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.80%	1.83%	1.83%	1.84%
Including waiver and/or reimbursement and recapture	1.80%	1.80%	1.83%	1.84%	1.83%
Net investment income (loss) to average net assets	4.32%	4.28%	4.72%	5.69%	5.99%
Portfolio turnover rate	61%	48%	64%	78%	93%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.64	$9.72	$9.56	$8.92	$9.13
Investment operations:
Net investment income (loss) (A)	0.41	0.42	0.47	0.53	0.55
Net realized and unrealized gain (loss)	(0.59)	0.05	0.17	0.66	(0.21)
Total investment operations	(0.18)	0.47	0.64	1.19	0.34
Distributions:
Net investment income	(0.42)	(0.42)	(0.48)	(0.55)	(0.55)
Net realized gains	(0.12)	(0.13)	—	—	—
Total distributions	(0.54)	(0.55)	(0.48)	(0.55)	(0.55)
Net asset value, end of year	$8.92	$9.64	$9.72	$9.56	$8.92
Total return (B)	(1.95)%	4.98%	6.80%	13.81%	3.84%
Ratio and supplemental data:
Net assets end of year (000’s)	$58,147	$69,198	$75,630	$76,995	$48,789
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.74%	1.74%	1.77%	1.77%	1.76%
Including waiver and/or reimbursement and recapture	1.74%	1.74%	1.77%	1.77%	1.76%
Net investment income (loss) to average net assets	4.41%	4.33%	4.78%	5.73%	6.07%
Portfolio turnover rate	61%	48%	64%	78%	93%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.74	$9.82	$9.66	$9.00	$9.20
Investment operations:
Net investment income (loss) (A)	0.51	0.52	0.57	0.62	0.65
Net realized and unrealized gain (loss)	(0.59)	0.05	0.17	0.68	(0.21)
Total investment operations	(0.08)	0.57	0.74	1.30	0.44
Distributions:
Net investment income	(0.51)	(0.52)	(0.58)	(0.64)	(0.64)
Net realized gains	(0.12)	(0.13)	—	—	—
Total distributions	(0.63)	(0.65)	(0.58)	(0.64)	(0.64)
Net asset value, end of year	$9.03	$9.74	$9.82	$9.66	$9.00
Total return	(0.85)%	5.95%	7.80%	15.05%	4.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$127,675	$305,992	$82,840	$103,181	$82,736
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.75%	0.79%	0.78%	0.78%
Including waiver and/or reimbursement and recapture	0.74%	0.75%	0.79%	0.78%	0.77%
Net investment income (loss) to average net assets	5.32%	5.32%	5.78%	6.64%	7.09%
Portfolio turnover rate	61%	48%	64%	78%	93%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.77	$9.84	$9.67	$9.02	$9.22
Investment operations:
Net investment income (loss) (A)	0.52	0.53	0.57	0.64	0.66
Net realized and unrealized gain (loss)	(0.60)	0.06	0.19	0.66	(0.21)
Total investment operations	(0.08)	0.59	0.76	1.30	0.45
Distributions:
Net investment income	(0.52)	(0.53)	(0.59)	(0.65)	(0.65)
Net realized gains	(0.12)	(0.13)	—	—	—
Total distributions	(0.64)	(0.66)	(0.59)	(0.65)	(0.65)
Net asset value, end of year	$9.05	$9.77	$9.84	$9.67	$9.02
Total return	(0.84)%	6.16%	8.03%	15.01%	5.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$788,225	$806,431	$566,100	$250,912	$388,633
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.65%	0.67%	0.67%	0.66%
Including waiver and/or reimbursement and recapture	0.64%	0.65%	0.67%	0.67%	0.66%
Net investment income (loss) to average net assets	5.51%	5.43%	5.83%	6.88%	7.16%
Portfolio turnover rate	61%	48%	64%	78%	93%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$9.56
Investment operations:
Net investment income (loss) (B)	0.22
Net realized and unrealized gain (loss)	(0.51)
Total investment operations	(0.29)
Distributions:
Net investment income	(0.22)
Net asset value, end of period	$9.05
Total return	(3.04	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63	%(D)
Including waiver and/or reimbursement and recapture	0.63	%(D)
Net investment income (loss) to average net assets	5.64	%(D)
Portfolio turnover rate	61%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.46	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.33	0.34	0.09
Net realized and unrealized gain (loss)	0.36	1.31	0.21
Total investment operations	0.69	1.65	0.30
Distributions:
Net investment income	(0.32)	(0.38)	(0.09)
Net realized gains	(0.36)	(0.02)	—
Total distributions	(0.68)	(0.40)	(0.09)
Net asset value, end of period/year	$11.47	$11.46	$10.21
Total return (D)	6.24%	16.49%	2.96	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$24,700	$4,492	$262
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.29%	2.27%	43.10	%(G)
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91	%(G)
Net investment income (loss) to average net assets (C)	2.88%	3.11%	3.50	%(G)
Portfolio turnover rate (H)	78%	266%	52	%(E)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.26	0.34	0.07
Net realized and unrealized gain (loss)	0.37	1.26	0.21
Total investment operations	0.63	1.60	0.28
Distributions:
Net investment income	(0.26)	(0.32)	(0.07)
Net realized gains	(0.36)	(0.02)	—
Total distributions	(0.62)	(0.34)	(0.07)
Net asset value, end of period/year	$11.48	$11.47	$10.21
Total return (D)	5.62%	15.94%	2.83	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,708	$1,398	$496
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.04%	2.98%	43.79	%(G)
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51	%(G)
Net investment income (loss) to average net assets (C)	2.31%	3.08%	2.88	%(G)
Portfolio turnover rate (H)	78%	266%	52	%(E)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.34	0.43	0.09
Net realized and unrealized gain (loss)	0.37	1.25	0.21
Total investment operations	0.71	1.68	0.30
Distributions:
Net investment income	(0.34)	(0.40)	(0.09)
Net realized gains	(0.36)	(0.02)	—
Total distributions	(0.70)	(0.42)	(0.09)
Net asset value, end of period/year	$11.48	$11.47	$10.21
Total return	6.38%	16.76%	3.00	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,085	$5,042	$258
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.07%	2.04%	42.89	%(F)
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76	%(F)
Net investment income (loss) to average net assets (C)	3.04%	3.91%	3.64	%(F)
Portfolio turnover rate (G)	78%	266%	52	%(D)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.85	$11.04	$10.00
Investment operations:
Net investment income (loss) (B)	0.40	0.65	0.40
Net realized and unrealized gain (loss)	(1.26)	(0.30)	1.03
Total investment operations	(0.86)	0.35	1.43
Distributions:
Net investment income	(0.33)	(0.43)	(0.30)
Return of capital	(0.07)	(0.11)	(0.09)
Total distributions	(0.40)	(0.54)	(0.39)
Net asset value, end of year	$9.59	$10.85	$11.04
Total return (C)	(8.04)%	3.29%	14.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,236	$70,223	$43,345
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%	1.10%	1.19%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.19%
Net investment income (loss) to average net assets	3.85%	5.29%	3.73%
Portfolio turnover rate	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.80	$11.00	$10.00
Investment operations:
Net investment income (loss) (B)	0.32	0.56	0.32
Net realized and unrealized gain (loss)	(1.24)	(0.29)	1.02
Total investment operations	(0.92)	0.27	1.34
Distributions:
Net investment income	(0.27)	(0.38)	(0.26)
Return of capital	(0.06)	(0.09)	(0.08)
Total distributions	(0.33)	(0.47)	(0.34)
Net asset value, end of year	$9.55	$10.80	$11.00
Total return (C)	(8.66)%	2.55%	13.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$90,638	$93,062	$40,924
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.84%	1.84%	1.88%
Including waiver and/or reimbursement and recapture	1.84%	1.84%	1.88%
Net investment income (loss) to average net assets	3.06%	5.16%	3.05%
Portfolio turnover rate	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.87	$11.06	$10.00
Investment operations:
Net investment income (loss) (B)	0.43	0.65	0.48
Net realized and unrealized gain (loss)	(1.26)	(0.27)	0.98
Total investment operations	(0.83)	0.38	1.46
Distributions:
Net investment income	(0.35)	(0.46)	(0.31)
Return of capital	(0.08)	(0.11)	(0.09)
Total distributions	(0.43)	(0.57)	(0.40)
Net asset value, end of year	$9.61	$10.87	$11.06
Total return	(7.88)%	3.54%	14.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,136	$72,556	$27,139
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.90%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.90%
Net investment income (loss) to average net assets	4.12%	5.94%	4.55%
Portfolio turnover rate	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.87	$11.06	$10.00
Investment operations:
Net investment income (loss) (B)	0.44	0.65	0.51
Net realized and unrealized gain (loss)	(1.26)	(0.26)	0.95
Total investment operations	(0.82)	0.39	1.46
Distributions:
Net investment income	(0.36)	(0.47)	(0.31)
Return of capital	(0.08)	(0.11)	(0.09)
Total distributions	(0.44)	(0.58)	(0.40)
Net asset value, end of year	$9.61	$10.87	$11.06
Total return	(7.69)%	3.63%	14.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$361,856	$657,773	$359,440
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.79%
Net investment income (loss) to average net assets	4.16%	5.95%	4.81%
Portfolio turnover rate	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Inflation Opportunities
Class A
October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.16
Net realized and unrealized gain (loss)	(0.34)	(0.06)
Total investment operations	(0.34)	0.10
Distributions:
Net investment income	(0.02)	(0.15)
Net realized gains	(0.01)	—
Return of capital	(0.01)	—
Total distributions	(0.04)	(0.15)
Net asset value, end of period/year	$9.57	$9.95
Total return (D)	(3.48)%	1.01	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$516	$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	1.01	%(F)
Including waiver and/or reimbursement and recapture	1.00%	1.00	%(F)
Net investment income (loss) to average net assets	0.01%	2.30	%(F)
Portfolio turnover rate	35%	57	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.94		$10.00
Investment operations:
Net investment income (loss) (B)	(0.08)		0.09
Net realized and unrealized gain (loss)	(0.34)		(0.04)
Total investment operations	(0.42)		0.05
Distributions:
Net investment income	(0.01)		(0.11)
Net realized gains	(0.01)		—
Return of capital	(0.00	)(C)	—
Total distributions	(0.02)		(0.11)
Net asset value, end of period/year	$9.50		$9.94
Total return (D)	(4.22)%		0.52	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$371		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.77%		1.77	%(F)
Including waiver and/or reimbursement and recapture	1.75%		1.75	%(F)
Net investment income (loss) to average net assets	(0.85)%		1.39	%(F)
Portfolio turnover rate	35%		57	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.01	0.18
Net realized and unrealized gain (loss)	(0.33)	(0.06)
Total investment operations	(0.32)	0.12
Distributions:
Net investment income	(0.02)	(0.17)
Net realized gains	(0.01)	—
Return of capital	(0.01)	—
Total distributions	(0.04)	(0.17)
Net asset value, end of period/year	$9.59	$9.95
Total return	(3.22)%	1.16	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$259	$277
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.84	%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(D)
Net investment income (loss) to average net assets	0.05%	2.67	%(D)
Portfolio turnover rate	35%	57	%(C)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.02	0.14
Net realized and unrealized gain (loss)	(0.34)	(0.01)
Total investment operations	(0.32)	0.13
Distributions:
Net investment income	(0.02)	(0.17)
Net realized gains	(0.01)	—
Return of capital	(0.01)	—
Total distributions	(0.04)	(0.17)
Net asset value, end of period/year	$9.60	$9.96
Total return	(3.19)%	1.26	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$234,802	$245,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.72	%(D)
Including waiver and/or reimbursement and recapture	0.66%	0.72	%(D)
Net investment income (loss) to average net assets	0.21%	2.11	%(D)
Portfolio turnover rate	35%	57	%(C)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class A
	October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$17.61		$18.44	$14.57	$13.47	$15.03
Investment operations:
Net investment income (loss) (B)	0.33		0.48	0.30	0.24	0.15
Net realized and unrealized gain (loss)	(0.00	)(C)	(0.58)	3.81	1.19	(1.71)
Total investment operations	0.33		(0.10)	4.11	1.43	(1.56)
Distributions:
Net investment income	(0.29)		(0.34)	(0.24)	(0.33)	—
Net realized gains	(0.28)		(0.39)	—	—	—
Total distributions	(0.57)		(0.73)	(0.24)	(0.33)	—
Net asset value, end of period/year	$17.37		$17.61	$18.44	$14.57	$13.47
Total return (D)	1.94%		(0.51)%	28.61%	11.10%	(10.38	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$249,773		$61,566	$21,102	$2,999	$490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%		1.29%	1.42%	1.51%	1.52	%(F)
Including waiver and/or reimbursement and recapture	1.32%		1.29%	1.42%	1.46%	1.50	%(F)
Net investment income (loss) to average net assets	1.87%		2.62%	1.82%	1.76%	1.56	%(F)
Portfolio turnover rate	21%		19%	34%	33%	16%

(A)	Commenced operations on March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class C
	October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$17.34		$18.21	$14.45	$13.40	$15.03
Investment operations:
Net investment income (loss) (B)	0.20		0.33	0.22	0.11	0.16
Net realized and unrealized gain (loss)	(0.00	)(C)	(0.54)	3.76	1.24	(1.79)
Total investment operations	0.20		(0.21)	3.98	1.35	(1.63)
Distributions:
Net investment income	(0.15)		(0.27)	(0.22)	(0.30)	—
Net realized gains	(0.28)		(0.39)	—	—	—
Total distributions	(0.43)		(0.66)	(0.22)	(0.30)	—
Net asset value, end of period/year	$17.11		$17.34	$18.21	$14.45	$13.40
Total return (D)	1.21%		(1.19)%	27.87%	10.49%	(10.84	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$62,013		$36,867	$17,537	$4,886	$113
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%		1.98%	2.06%	2.04%	2.14	%(F)
Including waiver and/or reimbursement and recapture	1.96%		1.98%	2.06%	2.04%	2.14	%(F)
Net investment income (loss) to average net assets	1.13%		1.82%	1.35%	0.82%	1.64	%(F)
Portfolio turnover rate	21%		19%	34%	33%	16%

(A)	Commenced operations on March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of year	$17.80		$18.60	$14.65	$13.50	$13.97
Investment operations:
Net investment income (loss) (B)	0.39		0.48	0.40	0.33	0.40
Net realized and unrealized gain (loss)	(0.00	)(C)	(0.52)	3.81	1.17	(0.68)
Total investment operations	0.39		(0.04)	4.21	1.50	(0.28)
Distributions:
Net investment income	(0.31)		(0.37)	(0.26)	(0.35)	(0.19)
Net realized gains	(0.28)		(0.39)	—	—	—
Total distributions	(0.59)		(0.76)	(0.26)	(0.35)	(0.19)
Net asset value, end of year	$17.60		$17.80	$18.60	$14.65	$13.50
Total return	2.29%		(0.20)%	29.14%	11.58%	(2.05)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,043,345		$567,267	$168,782	$90,012	$78,738
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%		0.95%	1.02%	1.05%	1.16%
Including waiver and/or reimbursement and recapture	0.93%		0.95%	1.02%	1.05%	1.16%
Net investment income (loss) to average net assets	2.20%		2.63%	2.40%	2.39%	2.79%
Portfolio turnover rate	21%		19%	34%	33%	16%

(A)	Prior to March 1, 2011, information provided in previous periods reflects TS&W International Equity Portfolio, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class I2
	October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$17.81		$18.60	$14.65	$13.51	$15.03
Investment operations:
Net investment income (loss) (B)	0.41		0.52	0.43	0.36	0.29
Net realized and unrealized gain (loss)	(0.00	)(C)	(0.54)	3.79	1.14	(1.81)
Total investment operations	0.41		(0.02)	4.22	1.50	(1.52)
Distributions:
Net investment income	(0.32)		(0.38)	(0.27)	(0.36)	—
Net realized gains	(0.28)		(0.39)	—	—	—
Total distributions	(0.60)		(0.77)	(0.27)	(0.36)	—
Net asset value, end of period/year	$17.62		$17.81	$18.60	$14.65	$13.51
Total return	2.40%		(0.07)%	29.26%	11.64%	(10.11	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$573,806		$595,742	$279,652	$166,085	$46,313
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%		0.85%	0.91%	0.95%	1.02	%(E)
Including waiver and/or reimbursement and recapture	0.83%		0.85%	0.91%	0.95%	1.02	%(E)
Net investment income (loss) to average net assets	2.28%		2.83%	2.63%	2.62%	3.07	%(E)
Portfolio turnover rate	21%		19%	34%	33%	16%

(A)	Commenced operations on March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica International Equity
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$18.65
Investment operations:
Net investment income (loss) (B)	0.10
Net realized and unrealized gain (loss)	(1.13)
Total investment operations	(1.03)
Net asset value, end of period	$17.62
Total return	(5.52	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$47
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83	%(D)
Including waiver and/or reimbursement and recapture	0.83	%(D)
Net investment income (loss) to average net assets	1.35	%(D)
Portfolio turnover rate	21%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.81	$12.24	$10.00
Investment operations:
Net investment income (loss) (B)	0.22	0.25	0.20
Net realized and unrealized gain (loss)	0.64	(0.44)	2.04
Total investment operations	0.86	(0.19)	2.24
Distributions:
Net investment income	(0.18)	(0.15)	—
Net realized gains	(0.09)	(0.09)	—
Total distributions	(0.27)	(0.24)	—
Net asset value, end of period/year	$12.40	$11.81	$12.24
Total return	7.52%	(1.67)%	22.40	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$367,502	$214,170	$4,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.15%	1.23	%(D)
Including waiver and/or reimbursement and recapture	1.12%	1.15%	1.22	%(D)
Net investment income (loss) to average net assets	1.78%	2.03%	2.16	%(D)
Portfolio turnover rate	26%	21%	23	%(C)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.82	$12.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.22	0.24	0.24
Net realized and unrealized gain (loss)	0.66	(0.43)	2.01
Total investment operations	0.88	(0.19)	2.25
Distributions:
Net investment income	(0.18)	(0.15)	—
Net realized gains	(0.09)	(0.09)	—
Total distributions	(0.27)	(0.24)	—
Net asset value, end of period/year	$12.43	$11.82	$12.25
Total return	7.73%	(1.66)%	22.50	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$598,764	$533,058	$207,569
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.05%	1.12	%(D)
Including waiver and/or reimbursement and recapture	1.02%	1.05%	1.12	%(D)
Net investment income (loss) to average net assets	1.84%	1.91%	2.63	%(D)
Portfolio turnover rate	26%	21%	23	%(C)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.30	$14.24	$11.77	$10.30	$10.00
Investment operations:
Net investment income (loss) (B)	0.16	0.15	0.17	0.16	0.11
Net realized and unrealized gain (loss)	0.54	1.40	3.13	1.51	0.28
Total investment operations	0.70	1.55	3.30	1.67	0.39
Distributions:
Net investment income	(0.15)	(0.17)	(0.19)	(0.20)	(0.09)
Net realized gains	(1.14)	(2.32)	(0.64)	—	—
Total distributions	(1.29)	(2.49)	(0.83)	(0.20)	(0.09)
Net asset value, end of period/year	$12.71	$13.30	$14.24	$11.77	$10.30
Total return (C)	5.44%	12.09%	29.74%	16.40%	3.94	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$31,566	$31,677	$8,605	$1,949	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.07%	1.13%	1.26%	1.32	%(E)
Including waiver and/or reimbursement and recapture	1.05%	1.07%	1.13%	1.26%	1.32	%(E)
Net investment income (loss) to average net assets	1.23%	1.13%	1.32%	1.45%	1.09	%(E)
Portfolio turnover rate	129%	87%	121%	117%	35	%(D)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.26	$14.20	$11.76	$10.29	$10.00
Investment operations:
Net investment income (loss) (B)	0.06	0.06	0.09	0.10	0.06
Net realized and unrealized gain (loss)	0.55	1.39	3.12	1.50	0.28
Total investment operations	0.61	1.45	3.21	1.60	0.34
Distributions:
Net investment income	(0.06)	(0.07)	(0.13)	(0.13)	(0.05)
Net realized gains	(1.14)	(2.32)	(0.64)	—	—
Total distributions	(1.20)	(2.39)	(0.77)	(0.13)	(0.05)
Net asset value, end of period/year	$12.67	$13.26	$14.20	$11.76	$10.29
Total return (C)	4.68%	11.30%	28.86%	15.64%	3.38	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,128	$9,402	$7,783	$1,716	$1,752
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.81%	1.79%	1.79%	1.87%	1.91	%(E)
Including waiver and/or reimbursement and recapture	1.81%	1.79%	1.79%	1.87%	1.91	%(E)
Net investment income (loss) to average net assets	0.45%	0.49%	0.68%	0.90%	0.49	%(E)
Portfolio turnover rate	129%	87%	121%	117%	35	%(D)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.35	$14.28	$11.81	$10.31	$10.00
Investment operations:
Net investment income (loss) (B)	0.19	0.20	0.22	0.22	0.13
Net realized and unrealized gain (loss)	0.56	1.39	3.13	1.51	0.30
Total investment operations	0.75	1.59	3.35	1.73	0.43
Distributions:
Net investment income	(0.19)	(0.20)	(0.24)	(0.23)	(0.12)
Net realized gains	(1.14)	(2.32)	(0.64)	—	—
Total distributions	(1.33)	(2.52)	(0.88)	(0.23)	(0.12)
Net asset value, end of period/year	$12.77	$13.35	$14.28	$11.81	$10.31
Total return	5.78%	12.40%	30.11%	17.00%	4.31	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$15,090	$13,348	$16,805	$3,550	$7,855
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.79%	0.79%	0.83%	0.95	%(D)
Including waiver and/or reimbursement and recapture	0.78%	0.79%	0.79%	0.83%	0.95	%(D)
Net investment income (loss) to average net assets	1.49%	1.55%	1.64%	2.01%	1.38	%(D)
Portfolio turnover rate	129%	87%	121%	117%	35	%(C)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.34	$14.27	$11.80	$10.32	$10.00
Investment operations:
Net investment income (loss) (B)	0.20	0.21	0.24	0.23	0.16
Net realized and unrealized gain (loss)	0.56	1.39	3.12	1.49	0.30
Total investment operations	0.76	1.60	3.36	1.72	0.46
Distributions:
Net investment income	(0.20)	(0.21)	(0.25)	(0.24)	(0.14)
Net realized gains	(1.14)	(2.32)	(0.64)	—	—
Total distributions	(1.34)	(2.53)	(0.89)	(0.24)	(0.14)
Net asset value, end of period/year	$12.76	$13.34	$14.27	$11.80	$10.32
Total return	5.90%	12.53%	30.25%	16.90%	4.60	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,818,476	$1,739,472	$1,505,170	$1,320,011	$1,328,468
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.69%	0.69%	0.73%	0.76	%(D)
Including waiver and/or reimbursement and recapture	0.68%	0.69%	0.69%	0.73%	0.76	%(D)
Net investment income (loss) to average net assets	1.58%	1.59%	1.89%	2.04%	1.61	%(D)
Portfolio turnover rate	129%	87%	121%	117%	35	%(C)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$13.07
Investment operations:
Net investment income (loss) (B)	0.08
Net realized and unrealized gain (loss)	(0.28	)(C)
Total investment operations	(0.20)
Distributions:
Net investment income	(0.11)
Net asset value, end of period	$12.76
Total return	(1.53	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69	%(E)
Including waiver and/or reimbursement and recapture	0.69	%(E)
Net investment income (loss) to average net assets	1.48	%(E)
Portfolio turnover rate	129%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of year	$10.96		$10.00
Investment operations:
Net investment income (loss) (B)	(0.03)		(0.06)
Net realized and unrealized gain (loss)	0.48	(C)	1.02
Total investment operations	0.45		0.96
Distributions:
Net investment income	(0.03)		—
Net realized gains	(0.01)		—
Return of capital	(0.01)		—
Total distributions	(0.05)		—
Net asset value, end of year	$11.36		$10.96
Total return (D)	4.23%		9.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,734		$492
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22%		1.33%
Including waiver and/or reimbursement and recapture	1.22	%(E)	1.31%
Net investment income (loss) to average net assets	(0.28)%		(0.55)%
Portfolio turnover rate	70%		67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of year	$10.88		$10.00
Investment operations:
Net investment income (loss) (B)	(0.11)		(0.14)
Net realized and unrealized gain (loss)	0.47	(C)	1.02
Total investment operations	0.36		0.88
Distributions:
Net realized gains	(0.01)		—
Return of capital	(0.00	)(D)	—
Total distributions	(0.01)		—
Net asset value, end of year	$11.23		$10.88
Total return (E)	3.32%		8.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$995		$330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%		2.05%
Including waiver and/or reimbursement and recapture	1.94%		2.05%
Net investment income (loss) to average net assets	(0.93)%		(1.28)%
Portfolio turnover rate	70%		67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
Class I
October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$10.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.03	(0.03)
Net realized and unrealized gain (loss)	0.46	(C)	1.01
Total investment operations	0.49	0.98
Distributions:
Net investment income	(0.05)	(0.00	)(D)
Net realized gains	(0.01)	—
Return of capital	(0.01)	—
Total distributions	(0.07)	(0.00	)(D)
Net asset value, end of year	$11.40	$10.98
Total return	4.49%	9.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$475	$339
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	1.10%
Including waiver and/or reimbursement and recapture	0.96%	1.05%
Net investment income (loss) to average net assets	0.23%	(0.29)%
Portfolio turnover rate	70%	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
Class I2
October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$10.99	$10.00
Investment operations:
Net investment income (loss) (B)	0.02	(0.02)
Net realized and unrealized gain (loss)	0.48	(C)	1.01
Total investment operations	0.50	0.99
Distributions:
Net investment income	(0.05)	(0.00	)(D)
Net realized gains	(0.01)	—
Return of capital	(0.02)	—
Total distributions	(0.08)	(0.00	)(D)
Net asset value, end of year	$11.41	$10.99
Total return	4.58%	9.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$377,215	$55,086
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.99%
Including waiver and/or reimbursement and recapture	0.80%	0.99%
Net investment income (loss) to average net assets	0.16%	(0.22)%
Portfolio turnover rate	70%	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	0.11	0.07
Net realized and unrealized gain (loss)	0.68	0.69
Total investment operations	0.79	0.76
Distributions:
Net investment income	(0.03)	(0.08)
Net realized gains	(0.07)	—
Total distributions	(0.10)	(0.08)
Net asset value, end of period/year	$11.37	$10.68
Total return (C)	7.50%	7.62	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$18,794	$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.18	%(E)
Including waiver and/or reimbursement and recapture	1.05%	1.18	%(E)
Net investment income (loss) to average net assets	1.02%	1.38	%(E)
Portfolio turnover rate	31%	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	0.03	0.04
Net realized and unrealized gain (loss)	0.68	0.69
Total investment operations	0.71	0.73
Distributions:
Net investment income	(0.01)	(0.05)
Net realized gains	(0.07)	—
Total distributions	(0.08)	(0.05)
Net asset value, end of period/year	$11.31	$10.68
Total return (C)	6.72%	7.29	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,241	$278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.93	%(E)
Including waiver and/or reimbursement and recapture	1.80%	1.93	%(E)
Net investment income (loss) to average net assets	0.30%	0.71	%(E)
Portfolio turnover rate	31%	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.13	0.06
Net realized and unrealized gain (loss)	0.69	0.72
Total investment operations	0.82	0.78
Distributions:
Net investment income	(0.03)	(0.09)
Net realized gains	(0.07)	—
Total distributions	(0.10)	(0.09)
Net asset value, end of period/year	$11.41	$10.69
Total return	7.78%	7.83	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$147,712	$5,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.96	%(D)
Including waiver and/or reimbursement and recapture	0.84%	0.95	%(D)
Net investment income (loss) to average net assets	1.19%	1.13	%(D)
Portfolio turnover rate	31%	23	%(C)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.16	0.09
Net realized and unrealized gain (loss)	0.67	0.69
Total investment operations	0.83	0.78
Distributions:
Net investment income	(0.04)	(0.09)
Net realized gains	(0.07)	—
Total distributions	(0.11)	(0.09)
Net asset value, end of period/year	$11.41	$10.69
Total return	7.80%	7.86	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$465,775	$166,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.86	%(D)
Including waiver and/or reimbursement and recapture	0.74%	0.86	%(D)
Net investment income (loss) to average net assets	1.42%	1.71	%(D)
Portfolio turnover rate	31%	23	%(C)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.62	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.29	0.26	0.13
Net realized and unrealized gain (loss)	(3.62)	1.40	0.20
Total investment operations	(3.33)	1.66	0.33
Distributions:
Net investment income	(0.09)	(0.27)	(0.05)
Net realized gains	(0.07)	(0.05)	—
Return of capital	(0.19)	—	—
Total distributions	(0.35)	(0.32)	(0.05)
Net asset value, end of period/year	$7.94	$11.62	$10.28
Total return (C)	(29.17)%	16.36%	3.35	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$46,624	$64,300	$16,419
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.52%	1.54%	1.65	%(E)
Including waiver and/or reimbursement and recapture	1.52%	1.54%	1.65	%(E)
Net investment income (loss) to average net assets	2.84%	2.24%	2.67	%(E)
Portfolio turnover rate	67%	46%	28	%(D)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.57	$10.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.21	0.17	0.09
Net realized and unrealized gain (loss)	(3.60)	1.41	0.20
Total investment operations	(3.39)	1.58	0.29
Distributions:
Net investment income	(0.06)	(0.21)	(0.04)
Net realized gains	(0.07)	(0.05)	—
Return of capital	(0.14)	—	—
Total distributions	(0.27)	(0.26)	(0.04)
Net asset value, end of period/year	$7.91	$11.57	$10.25
Total return (C)	(29.61)%	15.59%	2.90	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$37,877	$53,064	$5,008
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.27%	2.26%	2.39	%(E)
Including waiver and/or reimbursement and recapture	2.27%	2.26%	2.35	%(E)
Net investment income (loss) to average net assets	2.11%	1.47%	1.71	%(E)
Portfolio turnover rate	67%	46%	28	%(D)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.31	0.29	0.14
Net realized and unrealized gain (loss)	(3.61)	1.41	0.20
Total investment operations	(3.30)	1.70	0.34
Distributions:
Net investment income	(0.10)	(0.30)	(0.06)
Net realized gains	(0.07)	(0.05)	—
Return of capital	(0.21)	—	—
Total distributions	(0.38)	(0.35)	(0.06)
Net asset value, end of period/year	$7.95	$11.63	$10.28
Total return	(28.92)%	16.69%	3.40	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$63,695	$112,833	$9,582
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.27%	1.42	%(D)
Including waiver and/or reimbursement and recapture	1.23%	1.27%	1.35	%(D)
Net investment income (loss) to average net assets	3.08%	2.52%	2.82	%(D)
Portfolio turnover rate	67%	46%	28	%(C)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.33	0.31	0.12
Net realized and unrealized gain (loss)	(3.62)	1.40	0.22
Total investment operations	(3.29)	1.71	0.34
Distributions:
Net investment income	(0.10)	(0.31)	(0.06)
Net realized gains	(0.07)	(0.05)	—
Return of capital	(0.22)	—	—
Total distributions	(0.39)	(0.36)	(0.06)
Net asset value, end of period/year	$7.95	$11.63	$10.28
Total return	(28.84)%	16.79%	3.42	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$346,050	$463,787	$206,668
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.17%	1.29	%(D)
Including waiver and/or reimbursement and recapture	1.14%	1.17%	1.29	%(D)
Net investment income (loss) to average net assets	3.26%	2.73%	2.29	%(D)
Portfolio turnover rate	67%	46%	28	%(C)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Money Market
	Class A
	October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Distributions:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01%		0.01%		0.01%		0.01%		0.00	%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$105,532		$100,310		$90,423		$95,801		$112,490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%		1.09%		1.09%		1.17%		1.26%
Including waiver and/or reimbursement and recapture (E)	0.27%		0.22%		0.24%		0.27%		0.20%
Net investment income (loss) to average net assets	0.00	%(D)	0.01%		0.00	%(D)	0.00	%(D)	0.00	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to Financial Statements for details.

For a share outstanding during the years indicated:	Transamerica Money Market
	Class B
	October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Distributions:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01%		0.01%		0.01%		0.01%		0.00	%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$2,418		$3,820		$6,189		$9,289		$15,318
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83%		1.86%		1.82%		1.84%		1.89%
Including waiver and/or reimbursement and recapture (E)	0.26%		0.22%		0.24%		0.27%		0.20%
Net investment income (loss) to average net assets	0.01%		0.01%		0.00	%(D)	0.00	%(D)	0.00	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to Financial Statements for details.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Money Market
	Class C
	October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Distributions:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01%		0.01%		0.01%		0.00	%(D)	0.00	%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$21,500		$24,180		$30,196		$31,391		$36,078
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.68%		1.67%		1.64%		1.67%		1.73%
Including waiver and/or reimbursement and recapture (E)	0.27%		0.22%		0.24%		0.27%		0.20%
Net investment income (loss) to average net assets	0.00	%(D)	0.01%		0.00	%(D)	0.00	%(D)	0.00	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to Financial Statements for details.

For a share outstanding during the years indicated:	Transamerica Money Market
	Class I
	October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Distributions:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.02%		0.01%		0.04%		0.02%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,529		$19,325		$22,305		$25,460		$55
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%		0.77%		0.71%		0.72%		3.60%
Including waiver and/or reimbursement and recapture (C)	0.26%		0.21%		0.21%		0.26%		0.19%
Net investment income (loss) to average net assets	0.01%		0.02%		0.04%		0.02%		0.02%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to Financial Statements for details.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Money Market
	Class I2
	October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Distributions:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.02%		0.01%		0.04%		0.03%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$35,245		$31,522		$130,531		$652,465		$17,612
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%		0.53%		0.49%		0.50%		0.55%
Including waiver and/or reimbursement and recapture (C)	0.26%		0.21%		0.21%		0.25%		0.19%
Net investment income (loss) to average net assets	0.01%		0.02%		0.03%		0.03%		0.02%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to Financial Statements for details.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$25.61	$24.23		$22.15		$23.34		$21.40
Investment operations:
Net investment income (loss) (A)	0.24	0.24	(B)	0.23	(B)	0.26	(B)	0.25	(B)
Net realized and unrealized gain (loss)	0.41	2.57		2.88		1.94		1.94
Total investment operations	0.65	2.81		3.11		2.20		2.19
Distributions:
Net investment income	(0.25)	(0.31)		(0.25)		(0.31)		(0.25)
Net realized gains	(1.15)	(1.12)		(0.78)		(3.08)		—
Total distributions	(1.40)	(1.43)		(1.03)		(3.39)		(0.25)
Net asset value, end of year	$24.86	$25.61		$24.23		$22.15		$23.34
Total return (C)	2.58%	12.11%		14.61%		11.27%		10.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$210,457	$174,817		$152,382		$125,266		$107,146
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.23	%(D)	1.36	%(D)	1.43	%(D)	1.49	%(D)
Including waiver and/or reimbursement and recapture	1.14%	1.23	%(D)	1.36	%(D)	1.47	%(D)	1.46	%(D)
Net investment income (loss) to average net assets	0.97%	1.00	%(B)	0.99	%(B)	1.20	%(B)	1.09	%(B)
Portfolio turnover rate	39%	102	%(E)	126	%(E)	153	%(E)	263	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class B
	October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$25.45	$24.09		$22.01		$23.23		$21.34
Investment operations:
Net investment income (loss) (A)	0.01	0.02	(B)	0.03	(B)	0.08	(B)	0.06	(B)
Net realized and unrealized gain (loss)	0.40	2.55		2.87		1.92		1.92
Total investment operations	0.41	2.57		2.90		2.00		1.98
Distributions:
Net investment income	(0.01)	(0.09)		(0.04)		(0.14)		(0.09)
Net realized gains	(1.15)	(1.12)		(0.78)		(3.08)		—
Total distributions	(1.16)	(1.21)		(0.82)		(3.22)		(0.09)
Net asset value, end of year	$24.70	$25.45		$24.09		$22.01		$23.23
Total return (C)	1.62%	11.07%		13.66%		10.30%		9.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,344	$6,579		$8,186		$9,074		$9,996
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.08%	2.15	%(D)	2.24	%(D)	2.29	%(D)	2.32	%(D)
Including waiver and/or reimbursement and recapture	2.08%	2.15	%(D)	2.24	%(D)	2.33	%(D)	2.29	%(D)
Net investment income (loss) to average net assets	0.05%	0.10	%(B)	0.13	%(B)	0.36	%(B)	0.25	%(B)
Portfolio turnover rate	39%	102	%(E)	126	%(E)	153	%(E)	263	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$25.21	$23.88		$21.85		$23.09		$21.20
Investment operations:
Net investment income (loss) (A)	0.07	0.08	(B)	0.08	(B)	0.13	(B)	0.13	(B)
Net realized and unrealized gain (loss)	0.40	2.53		2.85		1.92		1.91
Total investment operations	0.47	2.61		2.93		2.05		2.04
Distributions:
Net investment income	(0.09)	(0.16)		(0.12)		(0.21)		(0.15)
Net realized gains	(1.15)	(1.12)		(0.78)		(3.08)		—
Total distributions	(1.24)	(1.28)		(0.90)		(3.29)		(0.15)
Net asset value, end of year	$24.44	$25.21		$23.88		$21.85		$23.09
Total return (C)	1.87%	11.38%		13.90%		10.63%		9.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$184,907	$132,473		$95,601		$62,789		$38,868
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.84%	1.90	%(D)	1.98	%(D)	2.01	%(D)	2.05	%(D)
Including waiver and/or reimbursement and recapture	1.84%	1.90	%(D)	1.98	%(D)	2.04	%(D)	2.03	%(D)
Net investment income (loss) to average net assets	0.27%	0.32	%(B)	0.36	%(B)	0.61	%(B)	0.55	%(B)
Portfolio turnover rate	39%	102	%(E)	126	%(E)	153	%(E)	263	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of year	$25.70	$24.31		$22.22		$23.40		$21.46
Investment operations:
Net investment income (loss) (A)	0.31	0.33	(B)	0.32	(B)	0.36	(B)	0.38	(B)
Net realized and unrealized gain (loss)	0.42	2.57		2.89		1.94		1.91
Total investment operations	0.73	2.90		3.21		2.30		2.29
Distributions:
Net investment income	(0.32)	(0.39)		(0.34)		(0.40)		(0.35)
Net realized gains	(1.15)	(1.12)		(0.78)		(3.08)		—
Total distributions	(1.47)	(1.51)		(1.12)		(3.48)		(0.35)
Net asset value, end of year	$24.96	$25.70		$24.31		$22.22		$23.40
Total return	2.90%	12.46%		15.07%		11.76%		10.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$199,378	$176,667		$174,902		$176,788		$12,086
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.92	%(C)	0.98	%(C)	0.96	%(C)	1.01	%(C)
Including waiver and/or reimbursement and recapture	0.86%	0.92	%(C)	0.98	%(C)	0.99	%(C)	1.00	%(C)
Net investment income (loss) to average net assets	1.26%	1.32	%(B)	1.39	%(B)	1.63	%(B)	1.61	%(B)
Portfolio turnover rate	39%	102	%(D)	126	%(D)	153	%(D)	263	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$25.40
Investment operations:
Net investment income (loss) (B)	0.13
Net realized and unrealized gain (loss)	(0.40	)(C)
Total investment operations	(0.27)
Distributions:
Net investment income	(0.18)
Net asset value, end of period	$24.95
Total return	(1.07	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75	%(E)
Including waiver and/or reimbursement and recapture	0.75	%(E)
Net investment income (loss) to average net assets	1.19	%(E)
Portfolio turnover rate	39%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class A
October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.37	$10.45	$10.51	$10.33	$10.53
Investment operations:
Net investment income (loss) (A)	0.20	0.21	0.25	0.33	0.37
Net realized and unrealized gain (loss)	(0.15)	0.00	(B)	0.01	0.27	(0.16)
Total investment operations	0.05	0.21	0.26	0.60	0.21
Distributions:
Net investment income	(0.21)	(0.23)	(0.27)	(0.35)	(0.39)
Net realized gains	(0.02)	(0.06)	(0.05)	(0.07)	(0.02)
Total distributions	(0.23)	(0.29)	(0.32)	(0.42)	(0.41)
Net asset value, end of year	$10.19	$10.37	$10.45	$10.51	$10.33
Total return (C)	0.53%	1.97%	2.46%	5.95%	2.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$976,715	$1,012,764	$953,044	$793,493	$779,041
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.86%	0.88%	0.89%	0.92%
Including waiver and/or reimbursement and recapture	0.84%	0.84%	0.83%	0.83%	0.82%
Net investment income (loss) to average net assets	1.94%	2.05%	2.38%	3.22%	3.58%
Portfolio turnover rate	66%	52%	73%	61%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.35	$10.43	$10.49	$10.31	$10.51
Investment operations:
Net investment income (loss) (A)	0.12	0.14	0.17	0.25	0.29
Net realized and unrealized gain (loss)	(0.14)	(0.01)	0.01	0.27	(0.17)
Total investment operations	(0.02)	0.13	0.18	0.52	0.12
Distributions:
Net investment income	(0.14)	(0.15)	(0.19)	(0.27)	(0.30)
Net realized gains	(0.02)	(0.06)	(0.05)	(0.07)	(0.02)
Total distributions	(0.16)	(0.21)	(0.24)	(0.34)	(0.32)
Net asset value, end of year	$10.17	$10.35	$10.43	$10.49	$10.31
Total return (B)	(0.23)%	1.20%	1.67%	5.15%	1.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$721,293	$847,407	$867,319	$837,435	$846,464
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.60%	1.59%	1.60%	1.59%	1.59%
Including waiver and/or reimbursement and recapture	1.60%	1.59%	1.60%	1.59%	1.59%
Net investment income (loss) to average net assets	1.19%	1.30%	1.63%	2.46%	2.81%
Portfolio turnover rate	66%	52%	73%	61%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.19	$10.27	$10.33	$10.15	$10.35
Investment operations:
Net investment income (loss) (A)	0.22	0.23	0.26	0.35	0.38
Net realized and unrealized gain (loss)	(0.15)	(0.01)	0.01	0.26	(0.16)
Total investment operations	0.07	0.22	0.27	0.61	0.22
Distributions:
Net investment income	(0.23)	(0.24)	(0.28)	(0.36)	(0.40)
Net realized gains	(0.02)	(0.06)	(0.05)	(0.07)	(0.02)
Total distributions	(0.25)	(0.30)	(0.33)	(0.43)	(0.42)
Net asset value, end of year	$10.01	$10.19	$10.27	$10.33	$10.15
Total return	0.71%	2.18%	2.66%	6.21%	2.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$822,063	$804,004	$485,299	$368,296	$270,667
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.63%	0.63%	0.64%
Including waiver and/or reimbursement and recapture	0.63%	0.63%	0.63%	0.63%	0.64%
Net investment income (loss) to average net assets	2.15%	2.25%	2.58%	3.40%	3.75%
Portfolio turnover rate	66%	52%	73%	61%	51%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.18	$10.27	$10.32	$10.14	$10.34
Investment operations:
Net investment income (loss) (A)	0.23	0.24	0.28	0.36	0.40
Net realized and unrealized gain (loss)	(0.14)	(0.02)	0.01	0.26	(0.17)
Total investment operations	0.09	0.22	0.29	0.62	0.23
Distributions:
Net investment income	(0.24)	(0.25)	(0.29)	(0.37)	(0.41)
Net realized gains	(0.02)	(0.06)	(0.05)	(0.07)	(0.02)
Total distributions	(0.26)	(0.31)	(0.34)	(0.44)	(0.43)
Net asset value, end of year	$10.01	$10.18	$10.27	$10.32	$10.14
Total return	0.91%	2.18%	2.86%	6.31%	2.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,223,002	$1,400,475	$1,561,883	$1,521,804	$924,917
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%	0.53%	0.53%	0.53%
Including waiver and/or reimbursement and recapture	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income (loss) to average net assets	2.25%	2.37%	2.71%	3.50%	3.87%
Portfolio turnover rate	66%	52%	73%	61%	51%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$10.12
Investment operations:
Net investment income (loss) (B)	0.09
Net realized and unrealized gain (loss)	(0.10)
Total investment operations	(0.01)
Distributions:
Net investment income	(0.10)
Net asset value, end of period	$10.01
Total return	(0.09	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53	%(D)
Including waiver and/or reimbursement and recapture	0.53	%(D)
Net investment income (loss) to average net assets	2.22	%(D)
Portfolio turnover rate	66%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class A
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$10.80	$10.00
Investment operations:
Net investment income (loss) (B)	0.07	0.06
Net realized and unrealized gain (loss)	(0.79)	0.76
Total investment operations	(0.72)	0.82
Distributions:
Net investment income	(0.04)	(0.02)
Net realized gains	(0.23)	—
Total distributions	(0.27)	(0.02)
Net asset value, end of year	$9.81	$10.80
Total return(C)	(6.86)%	8.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$605	$333
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21%	1.32%
Including waiver and/or reimbursement and recapture	1.21%	1.32%
Net investment income (loss) to average net assets	0.63%	0.55%
Portfolio turnover rate	149%	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class C
	October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of year	$10.73		$10.00
Investment operations:
Net investment income (loss) (B)	(0.01)		(0.02)
Net realized and unrealized gain (loss)	(0.79)		0.76
Total investment operations	(0.80)		0.74
Distributions:
Net investment income	(0.00	)(C)	(0.01)
Net realized gains	(0.23)		—
Total distributions	(0.23)		(0.01)
Net asset value, end of year	$9.70		$10.73
Total return (D)	(7.64)%		7.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$372		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.99%		2.06%
Including waiver and/or reimbursement and recapture	1.99%		2.05%
Net investment income (loss) to average net assets	(0.08)%		(0.20)%
Portfolio turnover rate	149%		140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class I
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$10.82	$10.00
Investment operations:
Net investment income (loss) (B)	0.09	0.08
Net realized and unrealized gain (loss)	(0.80)	0.76
Total investment operations	(0.71)	0.84
Distributions:
Net investment income	(0.06)	(0.02)
Net realized gains	(0.23)	—
Total distributions	(0.29)	(0.02)
Net asset value, end of year	$9.82	$10.82
Total return	(6.73)%	8.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$781	$685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.08%
Including waiver and/or reimbursement and recapture	1.03%	1.05%
Net investment income (loss) to average net assets	0.87%	0.79%
Portfolio turnover rate	149%	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class I2
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$10.83	$10.00
Investment operations:
Net investment income (loss) (B)	0.11	0.10
Net realized and unrealized gain (loss)	(0.80)	0.75
Total investment operations	(0.69)	0.85
Distributions:
Net investment income	(0.07)	(0.02)
Net realized gains	(0.23)	—
Total distributions	(0.30)	(0.02)
Net asset value, end of year	$9.84	$10.83
Total return	(6.56)%	8.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$235,429	$210,823
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.97%
Including waiver and/or reimbursement and recapture	0.89%	0.97%
Net investment income (loss) to average net assets	1.01%	0.93%
Portfolio turnover rate	149%	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$12.87	$12.37	$9.38		$10.00
Investment operations:
Net investment income (loss) (B)	(0.03)	(0.11)	(0.08)		(0.02)
Net realized and unrealized gain (loss)	1.03	0.61	3.07		(0.60)
Total investment operations	1.00	0.50	2.99		(0.62)
Distributions:
Net investment income	—	—	(0.00	)(C)	—
Net realized gains	(1.05)	—	—		—
Total distributions	(1.05)	—	(0.00	)(C)	—
Net asset value, end of period/year	$12.82	$12.87	$12.37		$9.38
Total return (D)	8.27%	4.04%	31.90%		(6.20	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,882	$862	$591		$236
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30%	1.35%	1.29%		1.52	%(F)
Including waiver and/or reimbursement and recapture	1.30%	1.35%	1.29%		1.45	%(F)
Net investment income (loss) to average net assets	(0.26)%	(0.87)%	(0.70)%		(1.17	)%(F)
Portfolio turnover rate	60%	73%	74%		11	%(E)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.70	$12.28	$9.37	$10.00
Investment operations:
Net investment income (loss) (B)	(0.15)	(0.19)	(0.14)	(0.03)
Net realized and unrealized gain (loss)	1.05	0.61	3.05	(0.60)
Total investment operations	0.90	0.42	2.91	(0.63)
Distributions:
Net realized gains	(1.05)	—	—	—
Net asset value, end of period/year	$12.55	$12.70	$12.28	$9.37
Total return (C)	7.54%	3.42%	31.06%	(6.30	)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,380	$628	$404	$234
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02%	1.99%	1.95%	2.21	% (E)
Including waiver and/or reimbursement and recapture	2.02%	1.99%	1.95%	2.15	% (E)
Net investment income (loss) to average net assets	(1.20)%	(1.51)%	(1.32)%	(1.89	)% (E)
Portfolio turnover rate	60%	73%	74%	11	% (D)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.94	$12.39	$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	(0.06)	(0.07)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.11	0.62	3.05	(0.60)
Total investment operations	1.05	0.55	3.01	(0.61)
Distributions:
Net investment income	—	—	(0.01)	—
Net realized gains	(1.05)	—	—	—
Total distributions	(1.05)	—	(0.01)	—
Net asset value, end of period/year	$12.94	$12.94	$12.39	$9.39
Total return	8.63%	4.44%	32.08%	(6.10	)% (C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,540	$510	$490	$235
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.03%	1.02%	1.31	% (D)
Including waiver and/or reimbursement and recapture	1.00%	1.03%	1.04%	1.15	% (D)
Net investment income (loss) to average net assets	(0.44)%	(0.54)%	(0.41)%	(0.89	)% (D)
Portfolio turnover rate	60%	73%	74%	11	% (C)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2015	October 31, 2014		October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.97	$12.41		$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	0.01	(0.05)		(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.06	0.61		3.07	(0.60)
Total investment operations	1.07	0.56		3.03	(0.61)
Distributions:
Net investment income	—	(0.00	) (C)	(0.01)	—
Net realized gains	(1.05)	—		—	—
Total distributions	(1.05)	(0.00	) (C)	(0.01)	—
Net asset value, end of period/year	$12.99	$12.97		$12.41	$9.39
Total return	8.78%	4.51%		32.32%	(6.10	)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$539,006	$528,891		$562,770	$239,395
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%		0.90%	1.21	% (E)
Including waiver and/or reimbursement and recapture	0.89%	0.89%		0.91%	1.15	% (E)
Net investment income (loss) to average net assets	0.07%	(0.41)%		(0.33)%	(0.87	)% (E)
Portfolio turnover rate	60%	73%		74%	11	% (D)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2015		October 31, 2014	October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$12.95		$13.21	$9.83		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11		0.08	0.06		0.04
Net realized and unrealized gain (loss)	(0.83)		0.56	3.39		(0.21)
Total investment operations	(0.72)		0.64	3.45		(0.17)
Distributions:
Net investment income	(0.09)		(0.08)	(0.07)		—
Net realized gains	(1.17)		(0.82)	(0.00	) (D)	—
Total distributions	(1.26)		(0.90)	(0.07)		—
Net asset value, end of period/year	$10.97		$12.95	$13.21		$9.83
Total return (E)	(6.35)%		4.99%	35.30%		(1.70	)% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,124		$955	$996		$268
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.31%		1.38%	1.37%		1.36	% (H)
Including waiver and/or reimbursement and recapture	1.31	% (I)	1.38%	1.37%		1.36	% (H)
Net investment income (loss) to average net assets (C)	0.96%		0.61%	0.50%		0.91	% (H)
Portfolio turnover rate (J)	145%		37%	49%		22	% (F)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Waiver and/or reimbursement rounds to less than 0.01%.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$12.87	$13.15	$9.79		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.03	(0.01)	0.00	(D)	0.01
Net realized and unrealized gain (loss)	(0.83)	0.58	3.38		(0.22)
Total investment operations	(0.80)	0.57	3.38		(0.21)
Distributions:
Net investment income	(0.02)	(0.03)	(0.02)		—
Net realized gains	(1.17)	(0.82)	(0.00	) (D)	—
Total distributions	(1.19)	(0.85)	(0.02)		—
Net asset value, end of period/year	$10.88	$12.87	$13.15		$9.79
Total return (E)	(7.06)%	4.39%	34.65%		(2.10	)% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$877	$921	$635		$251
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	2.01%	1.99%	1.98%		2.04	% (H)
Including waiver and/or reimbursement and recapture	2.01%	1.99%	1.98%		2.04	% (H)
Net investment income (loss) to average net assets (C)	0.28%	(0.05)%	0.00	% (I)	0.24	% (H)
Portfolio turnover rate (J)	145%	37%	49%		22	% (F)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Rounds to less than 0.01% or (0.01)%.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$13.02	$13.26	$9.84		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	0.12	0.12		0.06
Net realized and unrealized gain (loss)	(0.85)	0.57	3.38		(0.22)
Total investment operations	(0.70)	0.69	3.50		(0.16)
Distributions:
Net investment income	(0.13)	(0.11)	(0.08)		—
Net realized gains	(1.17)	(0.82)	(0.00	) (D)	—
Total distributions	(1.30)	(0.93)	(0.08)		—
Net asset value, end of period/year	$11.02	$13.02	$13.26		$9.84
Total return	(6.17)%	5.37%	35.87%		(1.60	)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$523	$655	$719		$371
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.05%	1.04%	1.03%		1.12	% (G)
Including waiver and/or reimbursement and recapture	1.05%	1.04%	1.03%		1.12	% (G)
Net investment income (loss) to average net assets (C)	1.24%	0.93%	1.01%		1.17	% (G)
Portfolio turnover rate (H)	145%	37%	49%		22	% (E)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$13.04	$13.27	$9.84		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.16	0.14	0.12		0.06
Net realized and unrealized gain (loss)	(0.84)	0.58	3.40		(0.22)
Total investment operations	(0.68)	0.72	3.52		(0.16)
Distributions:
Net investment income	(0.15)	(0.13)	(0.09)		—
Net realized gains	(1.17)	(0.82)	(0.00	) (D)	—
Total distributions	(1.32)	(0.95)	(0.09)		—
Net asset value, end of period/year	$11.04	$13.04	$13.27		$9.84
Total return	(6.03)%	5.54%	36.06%		(1.60	)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$461,159	$678,842	$737,250		$288,664
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.91%	0.92%	0.92%		1.01	% (G)
Including waiver and/or reimbursement and recapture	0.91%	0.92%	0.92%		1.01	% (G)
Net investment income (loss) to average net assets (C)	1.37%	1.07%	1.06%		1.30	% (G)
Portfolio turnover rate (H)	145%	37%	49%		22	% (E)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$28.88	$29.05	$21.86	$20.65		$18.89
Investment operations:
Net investment income (loss) (A)	0.05	0.07	0.11	0.11		(0.06)
Net realized and unrealized gain (loss)	0.04	2.18	7.18	2.24		1.82
Total investment operations	0.09	2.25	7.29	2.35		1.76
Distributions:
Net investment income	(0.03)	(0.10)	(0.10)	(0.00	) (B)	—
Net realized gains	(2.76)	(2.32)	—	(1.14)		—
Total distributions	(2.79)	(2.42)	(0.10)	(1.14)		—
Net asset value, end of year	$26.18	$28.88	$29.05	$21.86		$20.65
Total return (C)	0.17%	8.13%	33.47%	12.28%		9.32%
Ratio and supplemental data:
Net assets end of year (000’s)	$400,506	$473,644	$519,376	$332,085		$323,147
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.30%	1.38%	1.41%		1.43%
Including waiver and/or reimbursement and recapture	1.31%	1.30%	1.38%	1.41%		1.43%
Net investment income (loss) to average net assets	0.20%	0.24%	0.44%	0.50%		(0.27)%
Portfolio turnover rate	68%	96%	97%	74%		174%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$26.83	$27.23	$20.55	$19.60		$18.05
Investment operations:
Net investment income (loss) (A)	(0.12)	(0.12)	(0.05)	(0.03)		(0.20)
Net realized and unrealized gain (loss)	0.03	2.04	6.73	2.12		1.75
Total investment operations	(0.09)	1.92	6.68	2.09		1.55
Distributions:
Net investment income	—	—	—	(0.00	) (B)	—
Net realized gains	(2.76)	(2.32)	—	(1.14)		—
Total distributions	(2.76)	(2.32)	—	(1.14)		—
Net asset value, end of year	$23.98	$26.83	$27.23	$20.55		$19.60
Total return (C)	(0.56)%	7.38%	32.51%	11.58%		8.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,644	$27,010	$32,286	$29,615		$33,830
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02%	2.01%	2.08%	2.08%		2.09%
Including waiver and/or reimbursement and recapture	2.02%	2.01%	2.08%	2.08%		2.09%
Net investment income (loss) to average net assets	(0.49)%	(0.47)%	(0.22)%	(0.16)%		(0.95)%
Portfolio turnover rate	68%	96%	97%	74%		174%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2015	October 31, 2014		October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$26.54	$26.95		$20.33	$19.40		$17.86
Investment operations:
Net investment income (loss) (A)	(0.12)	(0.12)		(0.05)	(0.02)		(0.18)
Net realized and unrealized gain (loss)	0.04	2.03		6.67	2.09		1.72
Total investment operations	(0.08)	1.91		6.62	2.07		1.54
Distributions:
Net investment income	—	(0.00	)(B)	—	(0.00	) (B)	—
Net realized gains	(2.76)	(2.32)		—	(1.14)		—
Total distributions	(2.76)	(2.32)		—	(1.14)		—
Net asset value, end of year	$23.70	$26.54		$26.95	$20.33		$19.40
Total return (C)	(0.53)%	7.42%		32.56%	11.60%		8.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$278,388	$314,999		$288,038	$198,356		$181,765
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.98%	1.97%		2.03%	2.04%		2.05%
Including waiver and/or reimbursement and recapture	1.98%	1.97%		2.03%	2.04%		2.05%
Net investment income (loss) to average net assets	(0.47)%	(0.44)%		(0.20)%	(0.13)%		(0.89)%
Portfolio turnover rate	68%	96%		97%	74%		174%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$29.63	$29.74	$22.38	$21.03		$19.15
Investment operations:
Net investment income (loss) (A)	0.16	0.17	0.22	0.20		0.05
Net realized and unrealized gain (loss)	0.03	2.24	7.34	2.29		1.83
Total investment operations	0.19	2.41	7.56	2.49		1.88
Distributions:
Net investment income	(0.15)	(0.20)	(0.20)	(0.00	)(B)	—
Net realized gains	(2.76)	(2.32)	—	(1.14)		—
Total distributions	(2.91)	(2.52)	(0.20)	(1.14)		—
Net asset value, end of year	$26.91	$29.63	$29.74	$22.38		$21.03
Total return	0.51%	8.51%	34.02%	12.75%		9.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$188,583	$235,418	$180,096	$105,664		$68,499
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.96%	0.98%	0.97%		1.00%
Including waiver and/or reimbursement and recapture	0.95%	0.96%	0.98%	0.97%		1.00%
Net investment income (loss) to average net assets	0.57%	0.57%	0.84%	0.93%		0.24%
Portfolio turnover rate	68%	96%	97%	74%		174%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$29.68	$29.78	$22.41	$21.03		$19.13
Investment operations:
Net investment income (loss) (A)	0.18	0.20	0.25	0.22		0.06
Net realized and unrealized gain (loss)	0.03	2.25	7.34	2.30		1.84
Total investment operations	0.21	2.45	7.59	2.52		1.90
Distributions:
Net investment income	(0.18)	(0.23)	(0.22)	(0.00	)(B)	—
Net realized gains	(2.76)	(2.32)	—	(1.14)		—
Total distributions	(2.94)	(2.55)	(0.22)	(1.14)		—
Net asset value, end of year	$26.95	$29.68	$29.78	$22.41		$21.03
Total return	0.57%	8.63%	34.14%	12.90%		9.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,012	$22,282	$21,692	$15,545		$12,935
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.85%	0.87%	0.87%		0.88%
Including waiver and/or reimbursement and recapture	0.86%	0.85%	0.87%	0.87%		0.88%
Net investment income (loss) to average net assets	0.66%	0.68%	0.96%	1.03%		0.26%
Portfolio turnover rate	68%	96%	97%	74%		174%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Small/ Mid Cap Value
	Class R6
	October 31, 2015 (A)
Net asset value, beginning of period	$28.36
Investment operations:
Net investment income (loss) (B)	0.05
Net realized and unrealized gain (loss)	(1.46	)(C)
Total investment operations	(1.41)
Net asset value, end of period	$26.95
Total return	(4.97	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86	%(E)
Including waiver and/or reimbursement and recapture	0.86	%(E)
Net investment income (loss) to average net assets	0.43	%(E)
Portfolio turnover rate	68%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Strategic High Income
	Class A
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.30	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.37	0.24
Net realized and unrealized gain (loss)	(0.20)	0.26
Total investment operations	0.17	0.50
Distributions:
Net investment income	(0.39)	(0.20)
Net realized gains	(0.11)	—
Total distributions	(0.50)	(0.20)
Net asset value, end of period/year	$9.97	$10.30
Total return (D)	1.60%	4.99	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,600	$1,200
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.31%	1.40	%(G)
Including waiver and/or reimbursement and recapture	1.20%	1.20	%(G)
Net investment income (loss) to average net assets (C)	3.67%	3.43	%(G)
Portfolio turnover rate (H)	77%	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Strategic High Income
	Class C
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.29	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.28	0.18
Net realized and unrealized gain (loss)	(0.20)	0.26
Total investment operations	0.08	0.44
Distributions:
Net investment income	(0.32)	(0.15)
Net realized gains	(0.11)	—
Total distributions	(0.43)	(0.15)
Net asset value, end of period/year	$9.94	$10.29
Total return (D)	0.78%	4.46	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,024	$1,073
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.01%	2.14	%(G)
Including waiver and/or reimbursement and recapture	1.95%	1.95	%(G)
Net investment income (loss) to average net assets (C)	2.78%	2.66	%(G)
Portfolio turnover rate (H)	77%	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Strategic High Income
	Class I
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.31	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.40	0.26
Net realized and unrealized gain (loss)	(0.22)	0.26
Total investment operations	0.18	0.52
Distributions:
Net investment income	(0.41)	(0.21)
Net realized gains	(0.11)	—
Total distributions	(0.52)	(0.21)
Net asset value, end of period/year	$9.97	$10.31
Total return	1.77%	5.24	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$30,300	$13,897
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.09%	1.23	%(F)
Including waiver and/or reimbursement and recapture	0.95%	0.95	%(F)
Net investment income (loss) to average net assets (C)	3.90%	3.80	%(F)
Portfolio turnover rate (G)	77%	61	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Strategic High Income
Class I2
October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.30	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.42	0.26
Net realized and unrealized gain (loss)	(0.44)	0.25
Total investment operations	(0.02)	0.51
Distributions:
Net investment income	(0.28)	(0.21)
Net realized gains	(0.11)	—
Total distributions	(0.39)	(0.21)
Net asset value, end of period/year	$9.89	$10.30
Total return	(0.28)%	5.14	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(E)	$22,618
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.00%	1.13	%(G)
Including waiver and/or reimbursement and recapture	0.95%	0.95	%(G)
Net investment income (loss) to average net assets (C)	4.02%	3.82	%(G)
Portfolio turnover rate (H)	77%	61	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Rounds to less than $1,000.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Unconstrained Bond
	Class I		Class I2
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B)	0.27		0.27
Net realized and unrealized gain (loss)	(0.18)		(0.17)
Total investment operations	0.09		0.10
Distributions:
Net investment income	(0.26)		(0.27)
Net asset value, end of period	$9.83		$9.83
Total return	0.95	%(C)	0.99	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$288		$202,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05	%(D)	0.94	%(D)
Including waiver and/or reimbursement and recapture	0.95	%(D)	0.94	%(D)
Net investment income (loss) to average net assets	3.03	%(D)	3.04	%(D)
Portfolio turnover rate	95	%(C)	95	%(C)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
Class A
October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$19.22	$16.95	$13.41	$14.63	$14.29
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.02	0.07	0.01	(0.06)
Net realized and unrealized gain (loss)	1.95	2.38	3.50	0.76	(C)	0.56
Total investment operations	1.95	2.40	3.57	0.77	0.50
Distributions:
Net investment income	(0.02)	(0.13)	(0.03)	—	(0.16)
Net realized gains	(3.70)	—	—	(1.99)	—
Total distributions	(3.72)	(0.13)	(0.03)	(1.99)	(0.16)
Net asset value, end of year	$17.45	$19.22	$16.95	$13.41	$14.63
Total return (D)	11.59%	14.25%	26.62%	7.04	%(C)	3.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$470,702	$459,677	$447,645	$420,504	$77,197
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.27%	1.36%	1.39%	1.66%
Including waiver and/or reimbursement and recapture	1.19%	1.27%	1.36%	1.47%	1.52%
Net investment income (loss) to average net assets	0.01%	0.13%	0.49%	0.08%	(0.42)%
Portfolio turnover rate	38%	111%	55%	80%	141%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class B
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$18.85	$16.64	$13.25	$14.57		$14.22
Investment operations:
Net investment income (loss) (A)	(0.15)	(0.13)	(0.05)	(0.09)		(0.16)
Net realized and unrealized gain (loss)	1.89	2.34	3.44	0.76	(B)	0.55
Total investment operations	1.74	2.21	3.39	0.67		0.39
Distributions:
Net investment income	—	—	—	(0.00	)(C)	(0.04)
Net realized gains	(3.70)	—	—	(1.99)		—
Total distributions	(3.70)	—	—	(1.99)		(0.04)
Net asset value, end of year	$16.89	$18.85	$16.64	$13.25		$14.57
Total return (D)	10.52%	13.28%	25.59%	6.29	%(B)	2.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,324	$16,421	$19,658	$20,668		$5,420
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.09%	2.11%	2.17%	2.19%		2.30%
Including waiver and/or reimbursement and recapture	2.12%	2.17%	2.17%	2.17%		2.17%
Net investment income (loss) to average net assets	(0.90)%	(0.76)%	(0.31)%	(0.63)%		(1.07)%
Portfolio turnover rate	38%	111%	55%	80%		141%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$18.82	$16.61	$13.22	$14.55		$14.22
Investment operations:
Net investment income (loss) (A)	(0.13)	(0.12)	(0.05)	(0.08)		(0.16)
Net realized and unrealized gain (loss)	1.90	2.34	3.44	0.74	(B)	0.55
Total investment operations	1.77	2.22	3.39	0.66		0.39
Distributions:
Net investment income	—	(0.01)	—	(0.00	)(C)	(0.06)
Net realized gains	(3.70)	—	—	(1.99)		—
Total distributions	(3.70)	(0.01)	—	(1.99)		(0.06)
Net asset value, end of year	$16.89	$18.82	$16.61	$13.22		$14.55
Total return (D)	10.72%	13.37%	25.64%	6.22	%(B)	2.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$53,482	$49,041	$47,397	$42,637		$13,393
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.98%	2.05%	2.14%	2.16%		2.25%
Including waiver and/or reimbursement and recapture	1.98%	2.05%	2.16%	2.17%		2.17%
Net investment income (loss) to average net assets	(0.78)%	(0.65)%	(0.32)%	(0.63)%		(1.07)%
Portfolio turnover rate	38%	111%	55%	80%		141%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.

For a share outstanding during the years indicated:	Transamerica US Growth
Class I
October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$19.49	$17.19	$13.60	$14.74	$14.41
Investment operations:
Net investment income (loss) (A)	0.06	0.09	0.15	0.09	0.00	(B)
Net realized and unrealized gain (loss)	1.98	2.41	3.54	0.76	(C)	0.56
Total investment operations	2.04	2.50	3.69	0.85	0.56
Distributions:
Net investment income	(0.09)	(0.20)	(0.10)	—	(0.23)
Net realized gains	(3.70)	—	—	(1.99)	—
Total distributions	(3.79)	(0.20)	(0.10)	(1.99)	(0.23)
Net asset value, end of year	$17.74	$19.49	$17.19	$13.60	$14.74
Total return	11.96%	14.67%	27.16%	7.62	%(C)	3.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$182,714	$212,866	$249,718	$310,170	$1,127
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.90%	0.91%	0.90%	1.15%
Including waiver and/or reimbursement and recapture	0.86%	0.90%	0.91%	0.90%	1.17%
Net investment income (loss) to average net assets	0.34%	0.51%	0.97%	0.67%	0.01%
Portfolio turnover rate	38%	111%	55%	80%	141%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$19.48	$17.17	$13.59	$14.73		$14.38
Investment operations:
Net investment income (loss) (A)	0.08	0.12	0.16	0.10		0.04
Net realized and unrealized gain (loss)	1.98	2.42	3.54	0.77	(B)	0.57
Total investment operations	2.06	2.54	3.70	0.87		0.61
Distributions:
Net investment income	(0.12)	(0.23)	(0.12)	(0.02)		(0.26)
Net realized gains	(3.70)	—	—	(1.99)		—
Total distributions	(3.82)	(0.23)	(0.12)	(2.01)		(0.26)
Net asset value, end of year	$17.72	$19.48	$17.17	$13.59		$14.73
Total return	12.10%	14.91%	27.26%	7.79	%(B)	4.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$361,470	$370,161	$555,040	$577,540		$291,409
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.77%	0.79%	0.78%		0.80%
Including waiver and/or reimbursement and recapture	0.73%	0.77%	0.79%	0.78%		0.80%
Net investment income (loss) to average net assets	0.47%	0.66%	1.08%	0.75%		0.30%
Portfolio turnover rate	38%	111%	55%	80%		141%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.

For a share outstanding during the period and years indicated:	Transamerica US Growth
	Class T
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$41.55	$36.39	$28.69	$28.70
Investment operations:
Net investment income (loss) (B)	0.16	0.21	0.30	0.14
Net realized and unrealized gain (loss)	4.54	5.14	7.49	(0.15	)(C)
Total investment operations	4.70	5.35	7.79	(0.01)
Distributions:
Net investment income	(0.08)	(0.19)	(0.09)	—
Net realized gains	(3.70)	—	—	—
Total distributions	(3.78)	(0.19)	(0.09)	—
Net asset value, end of period/year	$42.47	$41.55	$36.39	$28.69
Total return (D)	12.01%	14.74%	27.16%	(0.04	)%(C)(E)
Ratios and supplemental data:
Net assets end of period/year (000’s)	$105,379	$101,029	$94,866	$81,976
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.87%	0.91%	0.90	%(F)
Including waiver and/or reimbursement and recapture	0.82%	0.87%	0.91%	0.90	%(F)
Net investment income (loss) to average net assets	0.38%	0.53%	0.93%	0.65	%(F)
Portfolio turnover rate	38%	111%	55%	80%

(A)	Commenced operations on February 10, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Total return has been calculated for the applicable period without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS

At October 31, 2015

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are a series of the Trust and are listed below. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective November 1, 2013, Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment.

Fund	Class
Transamerica Bond (A)	I2,R6
Transamerica Capital Growth	A,B,C,I,I2
Transamerica Concentrated Growth	A,C,I,I2
Transamerica Dividend Focused (A)	A,C,I,I2,R6
Transamerica Dynamic Allocation (B) (C)	A,C,I
Transamerica Dynamic Income (D)	A,C,I
Transamerica Emerging Markets Debt (A)	A,C,I,I2,R6
Transamerica Emerging Markets Equity	A,C,I,I2
Transamerica Enhanced Muni	A,C,I
Transamerica Flexible Income (A)	A,B,C,I,I2,R6
Transamerica Floating Rate	A,C,I,I2
Transamerica Global Bond	A,C,I,I2
Transamerica Global Equity (A)	A,B,C,I,I2,R6
Transamerica Growth (A)	I2,R6
Transamerica Growth Opportunities	A,B,C,I,I2
Transamerica High Yield Bond (A)	A,B,C,I,I2,R6
Transamerica High Yield Muni	A,C,I
Transamerica Income & Growth	A,C,I,I2
Transamerica Inflation Opportunities	A,C,I,I2
Transamerica International Equity (A)	A,C,I,I2,R6
Transamerica International Small Cap Value (E)	I,I2
Transamerica Large Cap Value (A)	A,C,I,I2,R6
Transamerica Mid Cap Growth	A,C,I,I2
Transamerica Mid Cap Value Opportunities	A,C,I,I2
Transamerica MLP & Energy Income	A,C,I,I2
Transamerica Money Market	A,B,C,I,I2
Transamerica Multi-Managed Balanced (A)	A,B,C,I,R6
Transamerica Short-Term Bond (A)	A,C,I,I2,R6
Transamerica Small Cap Core	A,C,I,I2
Transamerica Small Cap Growth	A,C,I,I2
Transamerica Small Cap Value	A,C,I,I2
Transamerica Small/Mid Cap Value (A)	A,B,C,I,I2,R6
Transamerica Strategic High Income	A,C,I,I2
Transamerica Unconstrained Bond (F)	I,I2
Transamerica US Growth	A,B,C,I,I2,T

(A)	Class R6 commenced operations on May 29, 2015.
(B)	Formerly, Transamerica Tactical Rotation.
(C)	Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation) merged into Transamerica Dynamic Allocation on July 1, 2015.
(D)	Formerly, Transamerica Tactical Income.
(E)	Fund closed to new investors on November 28, 2014.
(F)	Fund commenced operations on December 8, 2014.

Transamerica Emerging Markets Debt, Transamerica High Yield Muni and Transamerica MLP & Energy Income are “non-diversified” Funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including sales charges, investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

1. ORGANIZATION (continued)

its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Fund’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and their dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and trustees’ and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2015, commissions recaptured are as follows:

Fund	Commissions Recaptured
Transamerica Capital Growth	$33,738
Transamerica Concentrated Growth	35,212
Transamerica Dividend Focused	22,012
Transamerica Emerging Markets Equity	78,612
Transamerica Growth	21,325
Transamerica Growth Opportunities	32,993
Transamerica Income & Growth	2,941
Transamerica International Equity	1,463
Transamerica International Small Cap Value	761
Transamerica Large Cap Value	12,515
Transamerica Mid Cap Value Opportunities	35,386
Transamerica MLP & Energy Income	1,003
Transamerica Multi-Managed Balanced	4,305
Transamerica Small Cap Growth	20,852
Transamerica Small Cap Value	186,389
Transamerica Small/Mid Cap Value	205,512
Transamerica Strategic High Income	899
Transamerica US Growth	5,898

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2015, is disclosed in the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

3. SECURITY VALUATION (continued)

Short-term notes: The Funds, with the exception of Transamerica Money Market (“Money Market”), normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on the ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Funds held no unsecured loan participations at October 31, 2015. Open secured loan participations and assignments at October 31, 2015, if any, are included within the Schedule of Investments.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

Payment in-kind securities (“PIK”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Net unrealized appreciation (depreciation) on investments to Interest receivable in the Statements of Assets and Liabilities.

PIKs held at October 31, 2015, if any, are identified in the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2015, if any, are identified in the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at October 31, 2015, if any, are identified in the Schedule of Investments. Open balances at October 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold in the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at October 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations. Net income from securities lending in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2015.

Open repurchase agreements at October 31, 2015, if any, are included within the Schedule of Investments.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Bond Securities Lending Transactions
Asset-Backed Securities	$133,492	$—	$—	$—	$133,492
Convertible Bonds	3,979,062	—	—	—	3,979,062
Corporate Debt Securities	32,102,537	—	—	—	32,102,537
Foreign Government Obligations	187,238	—	—	—	187,238
Common Stocks	303,617	—	—	—	303,617
Convertible Preferred Stocks	2,462,087	—	—	—	2,462,087
Total	$39,168,033	$—	$—	$—	$39,168,033
Total Borrowings	$39,168,033	$—	$—	$—	$39,168,033
Gross amount of recognized liabilities for securities lending transactions					$39,168,033

Transamerica Capital Growth Securities Lending Transactions
Common Stocks	$213,696,266	$—	$—	$—	$213,696,266
Total Borrowings	$213,696,266	$—	$—	$—	$213,696,266
Gross amount of recognized liabilities for securities lending transactions					$213,696,266

Transamerica Concentrated Growth Securities Lending Transactions
Common Stocks	$17,857,244	$—	$—	$—	$17,857,244
Total Borrowings	$17,857,244	$—	$—	$—	$17,857,244
Gross amount of recognized liabilities for securities lending transactions					$17,857,244

Transamerica Dividend Focused Securities Lending Transactions
Common Stocks	$29,146,417	$—	$—	$—	$29,146,417
Total Borrowings	$29,146,417	$—	$—	$—	$29,146,417
Gross amount of recognized liabilities for securities lending transactions					$29,146,417

Transamerica Dynamic Allocation Securities Lending Transactions
Exchange-Traded Funds	$3,999,250	$—	$—	$—	$3,999,250
Total Borrowings	$3,999,250	$—	$—	$—	$3,999,250
Gross amount of recognized liabilities for securities lending transactions					$3,999,250

Transamerica Dynamic Income Securities Lending Transactions
Exchange-Traded Funds	$142,857,551	$—	$—	$—	$142,857,551
Total Borrowings	$142,857,551	$—	$—	$—	$142,857,551
Gross amount of recognized liabilities for securities lending transactions					$142,857,551

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Emerging Markets Debt Securities Lending Transactions
Corporate Debt Securities	$41,876,626	$—	$—	$—	$41,876,626
Foreign Government Obligations	23,496,608	—	—	—	23,496,608
Common Stock	1,417,646	—	—	—	1,417,646
Total	$66,790,880	$—	$—	$—	$66,790,880
Total Borrowings	$66,790,880	$—	$—	$—	$66,790,880
Gross amount of recognized liabilities for securities lending transactions					$66,790,880

Transamerica Emerging Markets Equity Securities Lending Transactions
Common Stocks	$4,201,983	$—	$—	$—	$4,201,983
Total Borrowings	$4,201,983	$—	$—	$—	$4,201,983
Gross amount of recognized liabilities for securities lending transactions					$4,201,983

Transamerica Flexible Income Securities Lending Transactions
Corporate Debt Securities	$21,857,405	$—	$—	$—	$21,857,405
Total Borrowings	$21,857,405	$—	$—	$—	$21,857,405
Gross amount of recognized liabilities for securities lending transactions					$21,857,405

Transamerica Floating Rate Securities Lending Transactions
Corporate Debt Securities	$5,748,331	$—	$—	$—	$5,748,331
Exchange-Traded Funds	3,077,489	—	—	—	3,077,489
Total	$8,825,820	$—	$—	$—	$8,825,820
Total Borrowings	$8,825,820	$—	$—	$—	$8,825,820
Gross amount of recognized liabilities for securities lending transactions					$8,825,820

Transamerica Global Bond Securities Lending Transactions
U.S. Government Obligations	$248,675	$—	$—	$—	$248,675
Total Borrowings	$248,675	$—	$—	$—	$248,675
Gross amount of recognized liabilities for securities lending transactions					$248,675

Transamerica Global Equity Securities Lending Transactions
Common Stocks	$26,530,292	$—	$—	$—	$26,530,292
Total Borrowings	$26,530,292	$—	$—	$—	$26,530,292
Gross amount of recognized liabilities for securities lending transactions					$26,530,292

Transamerica Growth Securities Lending Transactions
Common Stocks	$60,718,289	$—	$—	$—	$60,718,289
Total Borrowings	$60,718,289	$—	$—	$—	$60,718,289
Gross amount of recognized liabilities for securities lending transactions					$60,718,289

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Growth Opportunities Securities Lending Transactions
Common Stocks	$127,064,006	$—	$—	$—	$127,064,006
Total Borrowings	$127,064,006	$—	$—	$—	$127,064,006
Gross amount of recognized liabilities for securities lending transactions					$127,064,006

Transamerica High Yield Bond Securities Lending Transactions
Corporate Debt Securities	$84,805,369	$—	$—	$—	$84,805,369
Common Stock	824,871	—	—	—	824,871
Total	$85,630,240	$—	$—	$—	$85,630,240
Total Borrowings	$85,630,240	$—	$—	$—	$85,630,240
Gross amount of recognized liabilities for securities lending transactions					$85,630,240

Transamerica Income & Growth Securities Lending Transactions
Common Stocks	$87,695,442	$—	$—	$—	$87,695,442
Total Borrowings	$87,695,442	$—	$—	$—	$87,695,442
Gross amount of recognized liabilities for securities lending transactions					$87,695,442

Transamerica Inflation Opportunities Securities Lending Transactions
Corporate Debt Securities	$2,971,923	$—	$—	$—	$2,971,923
Total Borrowings	$2,971,923	$—	$—	$—	$2,971,923
Gross amount of recognized liabilities for securities lending transactions					$2,971,923

Transamerica International Equity Securities Lending Transactions
Common Stocks	$22,923,351	$—	$—	$—	$22,923,351
Total Borrowings	$22,923,351	$—	$—	$—	$22,923,351
Gross amount of recognized liabilities for securities lending transactions					$22,923,351

Transamerica International Small Cap Value
Securities Lending Transactions
Common Stocks	$35,668,043	$—	$—	$—	$35,668,043
Total Borrowings	$35,668,043	$—	$—	$—	$35,668,043
Gross amount of recognized liabilities for securities lending transactions					$35,668,043

Transamerica Large Cap Value Securities Lending Transactions
Common Stocks	$7,071,663	$—	$—	$—	$7,071,663
Total Borrowings	$7,071,663	$—	$—	$—	$7,071,663
Gross amount of recognized liabilities for securities lending transactions					$7,071,663

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Mid Cap Growth Securities Lending Transactions
Common Stocks	$27,624,102	$—	$—	$—	$27,624,102
Total Borrowings	$27,624,102	$—	$—	$—	$27,624,102
Gross amount of recognized liabilities for securities lending transactions					$27,624,102

Transamerica Mid Cap Value Opportunities
Securities Lending Transactions
Common Stocks	$64,823,138	$—	$—	$—	$64,823,138
Total Borrowings	$64,823,138	$—	$—	$—	$64,823,138
Gross amount of recognized liabilities for securities lending transactions					$64,823,138

Transamerica MLP & Energy Income Securities Lending Transactions
Common Stocks	$39,861,567	$—	$—	$—	$39,861,567
Convertible Preferred Stock	505,994	—	—	—	505,994
Total	$40,367,561	$—	$—	$—	$40,367,561
Total Borrowings	$40,367,561	$—	$—	$—	$40,367,561
Gross amount of recognized liabilities for securities lending transactions					$40,367,561

Transamerica Multi-Managed Balanced Securities Lending Transactions
Common Stocks	$13,024,317	$—	$—	$—	$13,024,317
Corporate Debt Securities	2,419,681	—	—	—	2,419,681
Foreign Government Obligations	464,253	—	—	—	464,253
Total	$15,908,251	$—	$—	$—	$15,908,251
Total Borrowings	$15,908,251	$—	$—	$—	$15,908,251
Gross amount of recognized liabilities for securities lending transactions					$15,908,251

Transamerica Short-Term Bond Securities Lending Transactions
Corporate Debt Securities	$52,059,272	$—	$—	$—	$52,059,272
Total Borrowings	$52,059,272	$—	$—	$—	$52,059,272
Gross amount of recognized liabilities for securities lending transactions					$52,059,272

Transamerica Small Cap Core Securities Lending Transactions
Common Stocks	$23,907,076	$—	$—	$—	$23,907,076
Total Borrowings	$23,907,076	$—	$—	$—	$23,907,076
Gross amount of recognized liabilities for securities lending transactions					$23,907,076

Transamerica Small Cap Growth Securities Lending Transactions
Common Stocks	$118,123,790	$—	$—	$—	$118,123,790
Total Borrowings	$118,123,790	$—	$—	$—	$118,123,790
Gross amount of recognized liabilities for securities lending transactions					$118,123,790

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Small Cap Value Securities Lending Transactions
Common Stocks	$19,036,686	$—	$—	$—	$19,036,686
Total Borrowings	$19,036,686	$—	$—	$—	$19,036,686
Gross amount of recognized liabilities for securities lending transactions					$19,036,686

Transamerica Small/Mid Cap Value Securities Lending Transactions
Common Stocks	$90,170,294	$—	$—	$—	$90,170,294
Total Borrowings	$90,170,294	$—	$—	$—	$90,170,294
Gross amount of recognized liabilities for securities lending transactions					$90,170,294

Transamerica Strategic High Income Securities Lending Transactions
Common Stocks	$6,080,488	$—	$—	$—	$6,080,488
Preferred Stocks	1,750,027	—	—	—	1,750,027
Corporate Debt Securities	1,332,987	—	—	—	1,332,987
Total	$9,163,502	$—	$—	$—	$9,163,502
Total Borrowings	$9,163,502	$—	$—	$—	$9,163,502
Gross amount of recognized liabilities for securities lending transactions					$9,163,502

Transamerica Unconstrained Bond Securities Lending Transactions
Corporate Debt Securities	$22,599,275	$—	$—	$—	$22,599,275
Total Borrowings	$22,599,275	$—	$—	$—	$22,599,275
Gross amount of recognized liabilities for securities lending transactions					$22,599,275

Transamerica US Growth Securities Lending Transactions
Common Stocks	$32,006,356	$—	$—	$—	$32,006,356
Total Borrowings	$32,006,356	$—	$—	$—	$32,006,356
Gross amount of recognized liabilities for securities lending transactions					$32,006,356

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Transamerica High Yield Bond and Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Funds may purchase or write options on indices. Purchasing or writing an option on indices gives the Funds the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of October 31, 2015, transactions in written options are as follows:

	Call Options
Transamerica MLP & Energy Income	Amount of Premiums	Number of Contracts
Balance at October 31, 2014	$82,292	675
Options written	852,645	8,050
Options closed	(308,259)	(2,750)
Options expired	(428,528)	(3,950)
Options exercised	(198,150)	(2,025)
Balance at October 31, 2015	$—	—

Open option contracts at October 31, 2015, if any, are included within the Schedule of Investments.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2015, if any, are listed in the Schedule of Investments. Variation margin receivable or payable, if applicable, is shown on the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Transamerica Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, in the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2015.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Capital Growth
Purchased options and swaptions (A)	$—	$1,623,106	$—	$—	$—	$1,623,106
Total (B)	$—	$1,623,106	$—	$—	$—	$1,623,106

Transamerica Dynamic Allocation
Purchased options and swaptions (A)	$—	$—	$352,740	$—	$—	$352,740
Total (B)	$—	$—	$352,740	$—	$—	$352,740

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Emerging Markets Debt
Unrealized appreciation on forward foreign currency contracts	$—	$878,353	$—	$—	$—	$878,353
Total (B)	$—	$878,353	$—	$—	$—	$878,353

Transamerica Global Bond
Unrealized appreciation on forward foreign currency contracts	$—	$101,512	$—	$—	$—	$101,512
Total (B)	$—	$101,512	$—	$—	$—	$101,512

Transamerica Growth Opportunities
Purchased options and swaptions (A)	$—	$840,013	$—	$—	$—	$840,013
Total (B)	$—	$840,013	$—	$—	$—	$840,013

Transamerica Inflation Opportunities
Unrealized appreciation on forward foreign currency contracts	$—	$465,151	$—	$—	$—	$465,151
Total (B)	$—	$465,151	$—	$—	$—	$465,151

Transamerica Multi-Managed Balanced
Net unrealized appreciation on futures contracts (C) (D)	$—	$—	$299,820	$—	$—	$299,820
Total (B)	$—	$—	$299,820	$—	$—	$299,820

Transamerica Unconstrained Bond
Net unrealized appreciation on futures contracts (C) (D)	$65,582	$—	$—	$—	$—	$65,582
Total (B)	$65,582	$—	$—	$—	$—	$65,582

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Bond
Net unrealized depreciation on futures contracts (C) (D)	$(164,873)	$—	$—	$—	$—	$(164,873)
Total (B)	$(164,873)	$—	$—	$—	$—	$(164,873)

Transamerica Emerging Markets Debt
Unrealized depreciation on forward foreign currency contracts	$—	$(588,205)	$—	$—	$—	$(588,205)
Total (B)	$—	$(588,205)	$—	$—	$—	$(588,205)

Transamerica Global Bond
Unrealized depreciation on forward foreign currency contracts	$—	$(73,598)	$—	$—	$—	$(73,598)
Total (B)	$—	$(73,598)	$—	$—	$—	$(73,598)

Transamerica Inflation Opportunities
Net unrealized depreciation on futures contracts (C) (D)	$(43,236)	$—	$—	$—	$—	$(43,236)
Unrealized depreciation on forward foreign currency contracts	—	(5,185)	—	—	—	(5,185)
Total (B)	$(43,236)	$(5,185)	$—	$—	$—	$(48,421)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(B)	The Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statements of Operations, categorized by primary market risk exposure as of October 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Bond
Futures contracts	$(1,446,437)	$—	$—	$—	$—	$(1,446,437)
Total	$(1,446,437)	$—	$—	$—	$—	$(1,446,437)

Transamerica Capital Growth
Purchased options and swaptions (A)	$—	$(1,290,286)	$—	$—	$—	$(1,290,286)
Total	$—	$(1,290,286)	$—	$—	$—	$(1,290,286)

Transamerica Dynamic Allocation
Purchased options and swaptions (A)	$—	$—	$54,400	$—	$—	$54,400
Total	$—	$—	$54,400	$—	$—	$54,400

Transamerica Emerging Markets Debt
Futures contracts	$(29,078)	$—	$—	$—	$—	$(29,078)
Forward foreign currency contracts (B)	—	3,587,004	—	—	—	3,587,004
Total	$(29,078)	$3,587,004	$—	$—	$—	$3,557,926

Transamerica Global Bond
Forward foreign currency contracts (B)	$—	$2,241,553	$—	$—	$—	$2,241,553
Total	$—	$2,241,553	$—	$—	$—	$2,241,553

Transamerica Growth Opportunities
Purchased options and swaptions (A)	$—	$(1,123,558)	$—	$—	$—	$(1,123,558)
Total	$—	$(1,123,558)	$—	$—	$—	$(1,123,558)

Transamerica Inflation Opportunities
Futures contracts	$(404,688)	$—	$—	$—	$—	$(404,688)
Forward foreign currency contracts (B)	—	1,109,697	—	—	—	1,109,697
Total	$(404,688)	$1,109,697	$—	$—	$—	$705,009

Transamerica MLP & Energy Income
Written options and swaptions	$—	$—	$686,402	$—	$—	$686,402
Total	$—	$—	$686,402	$—	$—	$686,402

Transamerica Multi-Managed Balanced
Futures contracts	$—	$—	$211,717	$—	$—	$211,717
Total	$—	$—	$211,717	$—	$—	$211,717

Transamerica Unconstrained Bond
Futures contracts	$(650,633)	$—	$—	$—	$—	$(650,633)
Total	$(650,633)	$—	$—	$—	$—	$(650,633)

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Bond
Futures contracts	$317,241	$—	$—	$—	$—	$317,241
Total	$317,241	$—	$—	$—	$—	$317,241

Transamerica Capital Growth
Purchased options and swaptions (C)	$—	$327,310	$—	$—	$—	$327,310
Total	$—	$327,310	$—	$—	$—	$327,310

Transamerica Dynamic Allocation
Purchased options and swaptions (C)	$—	$—	$(180,572)	$—	$—	$(180,572)
Total	$—	$—	$(180,572)	$—	$—	$(180,572)

Transamerica Emerging Markets Debt
Futures contracts	$103,211	$—	$—	$—	$—	$103,211
Forward foreign currency contracts (D)	—	(346,136)	—	—	—	(346,136)
Total	$103,211	$(346,136)	$—	$—	$—	$(242,925)

Transamerica Global Bond
Forward foreign currency contracts (D)	$—	$597,561	$—	$—	$—	$597,561
Total	$—	$597,561	$—	$—	$—	$597,561

Transamerica Growth Opportunities
Purchased options and swaptions (C)	$—	$1,074,653	$—	$—	$—	$1,074,653
Total	$—	$1,074,653	$—	$—	$—	$1,074,653

Transamerica Inflation Opportunities
Futures contracts	$156,845	$—	$—	$—	$—	$156,845
Forward foreign currency contracts (D)	—	155,404	—	—	—	155,404
Total	$156,845	$155,404	$—	$—	$—	$312,249

Transamerica MLP & Energy Income
Purchased options and swaptions (C)	$—	$—	$138,583	$—	$—	$138,583
Total	$—	$—	$138,583	$—	$—	$138,583

Transamerica Multi-Managed Balanced
Futures contracts	$—	$—	$155,228	$—	$—	$155,228
Total	$—	$—	$155,228	$—	$—	$155,228

Transamerica Unconstrained Bond
Futures contracts	$65,582	$—	$—	$—	$—	$65,582
Total	$65,582	$—	$—	$—	$—	$65,582

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2015.

	Purchased Options and Swaptions at Value		Written Options and Swaptions at Value	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Long	Short	Purchased	Sold
Transamerica Bond	$—	$—	$—	—	(31,823,077)	$—	$—
Transamerica Capital Growth	1,274,385	—	—	—	—	—	—
Transamerica Dynamic Allocation	—	385,014	—	—	—	—	—
Transamerica Emerging Markets Debt	—	—	—	4,000,000	(4,200,000)	54,999,246	72,632,976
Transamerica Global Bond	—	—	—	—	—	25,689,394	37,796,812
Transamerica Growth Opportunities	758,886	—	—	—	—	—	—
Transamerica Inflation Opportunities	—	—	—	—	(14,561,538)	1,079,566	19,671,519
Transamerica MLP & Energy Income	—	—	(135,221)	—	—	—	—
Transamerica Multi-Managed Balanced	—	—	—	2,531	—	—	—
Transamerica Unconstrained Bond	—	—	—	—	(16,290,000)	—	—

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

		Gross Amounts Not Offset in the Statements of Assets and Liabilities				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (A)	Financial Instruments	Collateral Received (B)	Net Amount	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (A)	Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Transamerica Capital Growth
Royal Bank of Scotland PLC	$1,623,106	$—	$(1,623,106)	$—	$—	$—	$—	$—

Total	$1,623,106	$—	$(1,623,106)	$—	$—	$—	$—	$—

Transamerica Emerging Markets Debt
HSBC Securities (USA), Inc.	$1,164	$(1,164)	$—	$—	$44,020	$(1,164)	$—	$42,856
Other Derivatives (C)	877,189	—	—	877,189	544,185	—	—	544,185

Total	$878,353	$(1,164)	$—	$877,189	$588,205	$(1,164)	$—	$587,041

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

		Gross Amounts Not Offset in the Statements of Assets and Liabilities				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (A)	Financial Instruments	Collateral Received (B)	Net Amount	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (A)	Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Transamerica Global Bond
HSBC Securities (USA), Inc.	$37	$(37)	$—	$—	$10,745	$(37)	$—	$10,708
Other Derivatives (C)	101,475	—	—	101,475	62,853	—	—	62,853

Total	$101,512	$(37)	$—	$101,475	$73,598	$(37)	$—	$73,561

Transamerica Growth Opportunities
Royal Bank of Scotland PLC	$840,013	$—	$(840,013)	$—	$—	$—	$—	$—

Total	$840,013	$—	$(840,013)	$—	$—	$—	$—	$—

Transamerica Inflation Opportunities
Goldman Sachs & Co.	$318,546	$(5,185)	$—	$313,361	$5,185	$(5,185)	$—	$—
J.P. Morgan Securities LLC	146,605	—	—	146,605	—	—	—	—
Other Derivatives (C)	—	—	—	—	43,236	—	—	43,236

Total	$465,151	$(5,185)	$—	$459,966	$48,421	$(5,185)	$—	$43,236

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectuses, including but not limited to the following:

Commodity risk: The risk of investing in commodities, or instruments whose performance is linked to the price of an underlying commodity or commodity index, include regulatory, economic and political developments, weather events and natural disasters and market disruptions. The commodities markets may be subject to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

7. RISK FACTORS (continued)

interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Master limited partnership (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors could have an adverse impact on an investment in MLPs. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of investments in such securities may decline if interest rates rise. The value of an investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

Mortgage-related and asset-backed security risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities.

Municipal security risk: Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition, REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

7. RISK FACTORS (continued)

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. AFFILIATES AND AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

As of October 31, 2015 Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Transamerica Flexible Income, Transamerica Floating Rate, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Multi-Managed Balanced, and Transamerica Short-Term Bond.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

As of October 31, 2015, the percentage of each Fund’s net assets owned by affiliated investments are as follows:

Transamerica Bond	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$54,899,335	7.06%
Transamerica Asset Allocation – Conservative VP	57,115,251	7.34
Transamerica Asset Allocation – Moderate Growth Portfolio	66,516,168	8.55
Transamerica Asset Allocation – Moderate Growth VP	229,544,756	29.51
Transamerica Asset Allocation – Moderate Portfolio	84,665,869	10.89
Transamerica Asset Allocation – Moderate VP	225,079,190	28.94
Transamerica International Moderate Growth VP	28,716,354	3.69
Transamerica Madison Balanced Allocation VP	4,157,847	0.54
Transamerica Madison Conservative Allocation VP	4,060,448	0.52
Transamerica Multi-Manager Alternative Strategies Portfolio	9,991,228	1.28
Transamerica Multi-Manager Alternative Strategies VP	48,549	0.01
Total	$764,794,995	98.33%

Transamerica Capital Growth
Transamerica Asset Allocation – Conservative Portfolio	$24,005,691	1.68%
Transamerica Asset Allocation – Conservative VP	52,109,731	3.65
Transamerica Asset Allocation – Growth Portfolio	86,365,760	6.06
Transamerica Asset Allocation – Growth VP	96,235,115	6.75
Transamerica Asset Allocation – Moderate Growth Portfolio	128,568,093	9.02
Transamerica Asset Allocation – Moderate Growth VP	305,762,760	21.44
Transamerica Asset Allocation – Moderate Portfolio	64,292,467	4.51
Transamerica Asset Allocation – Moderate VP	261,799,878	18.36
Transamerica Voya Balanced Allocation VP	740,012	0.05
Transamerica Voya Conservative Allocation VP	43,942	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	614,227	0.04
Total	$1,020,537,676	71.56%

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica Concentrated Growth	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$22,971,834	5.53%
Transamerica Asset Allocation – Conservative VP	47,618,607	11.47
Transamerica Asset Allocation – Growth Portfolio	78,529,397	18.91
Transamerica Asset Allocation – Moderate Growth Portfolio	114,499,211	27.57
Transamerica Asset Allocation – Moderate Portfolio	64,332,984	15.49
Transamerica Asset Allocation – Moderate VP	48,091,171	11.58
Total	$376,043,204	90.55%

Transamerica Dividend Focused
Transamerica Asset Allocation – Conservative Portfolio	$54,879,347	6.00%
Transamerica Asset Allocation – Growth Portfolio	209,827,541	22.92
Transamerica Asset Allocation – Moderate Growth Portfolio	307,267,198	33.57
Transamerica Asset Allocation – Moderate Growth VP	39,306,033	4.29
Transamerica Asset Allocation – Moderate Portfolio	156,023,957	17.04
Transamerica Voya Balanced Allocation VP	614,063	0.07
Transamerica Voya Conservative Allocation VP	78,471	0.01
Transamerica Voya Moderate Growth Allocation VP	435,754	0.05
Total	$768,432,364	83.95%

Transamerica Emerging Markets Debt
Transamerica Asset Allocation – Conservative Portfolio	$13,479,672	1.88%
Transamerica Asset Allocation – Moderate Growth Portfolio	14,442,749	2.01
Transamerica Asset Allocation – Moderate Portfolio	25,688,975	3.57
Total	$53,611,396	7.46%

Transamerica Emerging Markets Equity
Transamerica Asset Allocation – Conservative Portfolio	$5,357,983	1.95%
Transamerica Asset Allocation – Conservative VP	13,148,145	4.78
Transamerica Asset Allocation – Growth Portfolio	39,710,577	14.43
Transamerica Asset Allocation – Growth VP	8,281,286	3.01
Transamerica Asset Allocation – Moderate Growth Portfolio	57,664,181	20.95
Transamerica Asset Allocation – Moderate Growth VP	39,459,551	14.33
Transamerica Asset Allocation – Moderate Portfolio	28,491,889	10.35
Transamerica Asset Allocation – Moderate VP	47,394,830	17.22
Transamerica International Moderate Growth VP	23,072,397	8.38
Total	$262,580,839	95.40%

Transamerica Flexible Income
Transamerica Asset Allocation – Conservative Portfolio	$20,881,664	3.83%
Transamerica Asset Allocation – Conservative VP	6,515,090	1.19
Transamerica Asset Allocation – Moderate Growth Portfolio	48,670,445	8.91
Transamerica Asset Allocation – Moderate Growth VP	76,363,914	13.98
Transamerica Asset Allocation – Moderate Portfolio	60,737,369	11.12
Transamerica Asset Allocation – Moderate VP	133,717,256	24.49
Transamerica Voya Balanced Allocation VP	337,560	0.06
Transamerica Voya Conservative Allocation VP	65,615	0.01
Transamerica Voya Moderate Growth Allocation VP	113,370	0.02
Total	$347,402,283	63.61%

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica Floating Rate	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$19,512,251	5.68%
Transamerica Asset Allocation – Conservative VP	27,307,628	7.95
Transamerica Asset Allocation – Moderate Growth Portfolio	30,620,522	8.91
Transamerica Asset Allocation – Moderate Growth VP	72,843,612	21.20
Transamerica Asset Allocation – Moderate Portfolio	32,166,389	9.36
Transamerica Asset Allocation – Moderate VP	135,590,524	39.46
Transamerica International Moderate Growth VP	9,391,018	2.73
Transamerica Voya Balanced Allocation VP	238,861	0.07
Transamerica Voya Conservative Allocation VP	43,520	0.01
Transamerica Voya Moderate Growth Allocation VP	184,669	0.06
Total	$327,898,994	95.43%

Transamerica Global Bond
Transamerica Asset Allocation – Moderate Growth VP	$43,606,343	98.11%
Total	$43,606,343	98.11%

Transamerica Global Equity
Transamerica Asset Allocation – Moderate Growth VP	$52,305,089	17.27%
Transamerica Asset Allocation – Moderate VP	60,298,851	19.91
Transamerica International Moderate Growth VP	39,484,244	13.04
Total	$152,088,184	50.22%

Transamerica Growth
Transamerica Asset Allocation – Conservative Portfolio	$38,639,930	7.47%
Transamerica Asset Allocation – Growth Portfolio	140,167,373	27.12
Transamerica Asset Allocation – Moderate Growth Portfolio	207,144,270	40.07
Transamerica Asset Allocation – Moderate Portfolio	102,241,660	19.78
Total	$488,193,233	94.44%

Transamerica Growth Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$15,264,497	3.42%
Transamerica Asset Allocation – Growth Portfolio	48,456,010	10.84
Transamerica Asset Allocation – Growth VP	14,862,819	3.32
Transamerica Asset Allocation – Moderate Growth Portfolio	88,866,120	19.88
Transamerica Asset Allocation – Moderate Growth VP	47,572,262	10.64
Transamerica Asset Allocation – Moderate Portfolio	45,945,090	10.28
Transamerica Asset Allocation – Moderate VP	43,516,175	9.74
Total	$304,482,973	68.12%

Transamerica High Yield Bond
Transamerica Asset Allocation – Conservative Portfolio	$17,073,340	1.54%
Transamerica Asset Allocation – Conservative VP	53,448,911	4.83
Transamerica Asset Allocation – Growth VP	199,172	0.02
Transamerica Asset Allocation – Moderate Growth Portfolio	29,462,331	2.66
Transamerica Asset Allocation – Moderate Growth VP	328,975,653	29.76
Transamerica Asset Allocation – Moderate Portfolio	23,032,347	2.08
Transamerica Asset Allocation – Moderate VP	224,378,686	20.30
Transamerica International Moderate Growth VP	50,754,104	4.59
Transamerica Multi-Manager Alternative Strategies Portfolio	21,353,255	1.93
Transamerica Multi-Manager Alternative Strategies VP	107,456	0.01
Transamerica Voya Balanced Allocation VP	478,594	0.04
Transamerica Voya Conservative Allocation VP	41,956	0.01
Transamerica Voya Moderate Growth Allocation VP	332,469	0.03
Total	$749,638,274	67.80%

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica Income & Growth	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$17,209,267	3.12%
Transamerica Asset Allocation – Moderate Growth VP	81,504,646	14.77
Transamerica Asset Allocation – Moderate VP	218,775,170	39.64
Transamerica International Moderate Growth VP	44,429,489	8.05
Total	$361,918,572	65.58%

Transamerica Inflation Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$45,404,133	19.24%
Transamerica Asset Allocation – Moderate Growth Portfolio	52,225,800	22.14
Transamerica Asset Allocation – Moderate Portfolio	58,015,644	24.59
Transamerica Asset Allocation – Moderate VP	49,015,066	20.77
Total	$204,660,643	86.74%

Transamerica International Equity
Transamerica Asset Allocation – Conservative Portfolio	$12,026,010	0.62%
Transamerica Asset Allocation – Conservative VP	30,227,832	1.57
Transamerica Asset Allocation – Growth Portfolio	58,471,316	3.03
Transamerica Asset Allocation – Growth VP	27,841,180	1.44
Transamerica Asset Allocation – Moderate Growth Portfolio	75,000,419	3.89
Transamerica Asset Allocation – Moderate Growth VP	131,676,259	6.83
Transamerica Asset Allocation – Moderate Portfolio	44,800,684	2.32
Transamerica Asset Allocation – Moderate VP	112,993,067	5.86
Transamerica International Moderate Growth VP	65,940,319	3.42
Total	$558,977,086	28.98%

Transamerica International Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$4,341,240	0.45%
Transamerica Asset Allocation – Conservative VP	25,622,823	2.65
Transamerica Asset Allocation – Growth Portfolio	17,404,070	1.80
Transamerica Asset Allocation – Growth VP	37,555,768	3.89
Transamerica Asset Allocation – Moderate Growth Portfolio	32,755,470	3.39
Transamerica Asset Allocation – Moderate Growth VP	178,259,045	18.45
Transamerica Asset Allocation – Moderate Portfolio	14,025,877	1.45
Transamerica Asset Allocation – Moderate VP	159,211,314	16.48
Transamerica International Moderate Growth VP	109,436,378	11.32
Transamerica Multi-Manager Alternative Strategies Portfolio	15,204,424	1.57
Transamerica Multi-Manager Alternative Strategies VP	74,980	0.01
Total	$593,891,389	61.46%

Transamerica Large Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$56,986,792	3.04%
Transamerica Asset Allocation – Conservative VP	76,498,550	4.08
Transamerica Asset Allocation – Growth Portfolio	221,842,165	11.82
Transamerica Asset Allocation – Growth VP	100,157,746	5.34
Transamerica Asset Allocation – Moderate Growth Portfolio	319,703,899	17.04
Transamerica Asset Allocation – Moderate Growth VP	446,069,008	23.77
Transamerica Asset Allocation – Moderate Portfolio	160,878,384	8.57
Transamerica Asset Allocation – Moderate VP	392,113,879	20.90
Transamerica Voya Balanced Allocation VP	641,865	0.03
Transamerica Voya Conservative Allocation VP	90,234	0.01
Transamerica Voya Moderate Growth Allocation VP	479,661	0.03
Total	$1,775,462,183	94.63%

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica Mid Cap Growth	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$41,097,286	10.77%
Transamerica Asset Allocation – Growth VP	61,352,889	16.08
Transamerica Asset Allocation – Moderate Growth VP	119,042,166	31.21
Transamerica Asset Allocation – Moderate VP	154,396,705	40.48
Transamerica Voya Balanced Allocation VP	596,427	0.16
Transamerica Voya Conservative Allocation VP	59,779	0.02
Transamerica Voya Moderate Growth Allocation VP	608,558	0.16
Total	$377,153,810	98.88%

Transamerica Mid Cap Value Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$4,740,674	0.75%
Transamerica Asset Allocation – Conservative VP	15,267,618	2.41
Transamerica Asset Allocation – Growth Portfolio	32,108,220	5.07
Transamerica Asset Allocation – Growth VP	78,433,174	12.38
Transamerica Asset Allocation – Moderate Growth Portfolio	50,871,023	8.03
Transamerica Asset Allocation – Moderate Growth VP	143,866,545	22.71
Transamerica Asset Allocation – Moderate Portfolio	23,543,924	3.71
Transamerica Asset Allocation – Moderate VP	109,278,089	17.25
Transamerica Voya Balanced Allocation VP	510,178	0.08
Transamerica Voya Conservative Allocation VP	88,855	0.01
Transamerica Voya Moderate Growth Allocation VP	430,651	0.07
Total	$459,138,951	72.47%

Transamerica MLP & Energy Income
Transamerica Asset Allocation – Conservative Portfolio	$3,283,121	0.66%
Transamerica Asset Allocation – Conservative VP	11,523,173	2.33
Transamerica Asset Allocation – Growth Portfolio	14,937,203	3.02
Transamerica Asset Allocation – Growth VP	37,169,483	7.52
Transamerica Asset Allocation – Moderate Growth Portfolio	19,718,179	3.99
Transamerica Asset Allocation – Moderate Growth VP	119,421,805	24.16
Transamerica Asset Allocation – Moderate Portfolio	10,032,049	2.03
Transamerica Asset Allocation – Moderate VP	101,165,588	20.47
Transamerica Multi-Manager Alternative Strategies Portfolio	25,333,498	5.13
Transamerica Multi-Manager Alternative Strategies VP	127,624	0.03
Transamerica Voya Balanced Allocation VP	300,815	0.06
Transamerica Voya Conservative Allocation VP	25,077	0.01
Transamerica Voya Moderate Growth Allocation VP	269,272	0.05
Total	$343,306,887	69.46%

Transamerica Money Market
Transamerica Asset Allocation – Conservative VP	$473,179	0.26%
Transamerica Asset Allocation – Growth Portfolio	60,295	0.03
Transamerica Asset Allocation – Moderate Growth VP	32,216	0.02
Transamerica Asset Allocation – Moderate VP	23,557,626	12.86
Transamerica International Moderate Growth VP	21,073	0.01
Total	$24,144,389	13.18%

Transamerica Short-Term Bond
Transamerica Asset Allocation – Conservative Portfolio	$64,593,625	1.73%
Transamerica Asset Allocation – Conservative VP	228,622,199	6.11
Transamerica Asset Allocation – Moderate Growth Portfolio	46,359,866	1.24
Transamerica Asset Allocation – Moderate Portfolio	81,587,012	2.18
Transamerica Asset Allocation – Moderate VP	652,987,857	17.44
Transamerica BlackRock Tactical Allocation VP	39,616,815	1.06
Transamerica International Moderate Growth VP	26,251,237	0.70
Transamerica Madison Balanced Allocation VP	3,369,620	0.09
Transamerica Madison Conservative Allocation VP	4,525,391	0.12
Transamerica Multi-Manager Alternative Strategies Portfolio	46,214,142	1.23
Transamerica Multi-Manager Alternative Strategies VP	232,487	0.01
Total	$1,194,360,251	31.91%

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica Small Cap Core	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$5,223,573	2.20%
Transamerica Asset Allocation – Conservative VP	10,371,725	4.37
Transamerica Asset Allocation – Growth Portfolio	4,236,411	1.79
Transamerica Asset Allocation – Growth VP	15,047,446	6.34
Transamerica Asset Allocation – Moderate Growth Portfolio	17,857,068	7.53
Transamerica Asset Allocation – Moderate Growth VP	78,594,307	33.14
Transamerica Asset Allocation – Moderate Portfolio	10,172,061	4.29
Transamerica Asset Allocation – Moderate VP	93,862,666	39.57
Transamerica Voya Balanced Allocation VP	66,822	0.03
Transamerica Voya Conservative Allocation VP	7,430	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	34,829	0.02
Total	$235,474,338	99.28%

Transamerica Small Cap Growth
Transamerica Asset Allocation – Conservative Portfolio	$7,157,499	1.31%
Transamerica Asset Allocation – Conservative VP	36,192,522	6.63
Transamerica Asset Allocation – Growth Portfolio	34,921,749	6.40
Transamerica Asset Allocation – Growth VP	46,258,511	8.47
Transamerica Asset Allocation – Moderate Growth Portfolio	25,747,815	4.72
Transamerica Asset Allocation – Moderate Growth VP	186,115,320	34.10
Transamerica Asset Allocation – Moderate Portfolio	15,921,921	2.92
Transamerica Asset Allocation – Moderate VP	177,907,423	32.6
Transamerica Voya Balanced Allocation VP	73,408	0.01
Transamerica Voya Conservative Allocation VP	8,138	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	38,701	0.01
Total	$530,343,007	97.17%

Transamerica Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$806,727	0.17%
Transamerica Asset Allocation – Conservative VP	25,753,431	5.55
Transamerica Asset Allocation – Growth Portfolio	31,733,108	6.85
Transamerica Asset Allocation – Growth VP	39,938,399	8.61
Transamerica Asset Allocation – Moderate Growth Portfolio	25,513,052	5.50
Transamerica Asset Allocation – Moderate Growth VP	155,701,018	33.58
Transamerica Asset Allocation – Moderate Portfolio	13,890,654	3.00
Transamerica Asset Allocation – Moderate VP	159,433,715	34.39
Transamerica Voya Balanced Allocation VP	67,799	0.01
Transamerica Voya Conservative Allocation VP	7,513	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	35,492	0.01
Total	$452,880,908	97.67%

Transamerica Unconstrained Bond
Transamerica Asset Allocation – Conservative VP	$24,664,804	12.14%
Transamerica Asset Allocation – Moderate Growth VP	47,330,621	23.30
Transamerica Asset Allocation – Moderate VP	124,198,175	61.13
Transamerica Multi-Manager Alternative Strategies Portfolio	5,940,639	2.92
Transamerica Multi-Manager Alternative Strategies VP	28,360	0.02
Transamerica Voya Balanced Allocation VP	592,404	0.29
Transamerica Voya Conservative Allocation VP	103,914	0.05
Transamerica Voya Moderate Growth Allocation VP	119,899	0.06
Total	$202,978,816	99.91%

Transamerica US Growth
Transamerica Asset Allocation – Conservative Portfolio	$26,677,125	2.25%
Transamerica Asset Allocation – Growth Portfolio	95,864,333	8.09
Transamerica Asset Allocation – Moderate Growth Portfolio	143,059,789	12.07
Transamerica Asset Allocation – Moderate Portfolio	69,922,681	5.90
Total	$335,523,928	28.31%

(A)	Percentage rounds to less than 0.01%.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: Each Fund pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following breakpoints and rates:

Fund	Rate
Transamerica Bond
First $200 million	0.6750%
Over $200 million up to $750 million	0.6250
Over $750 million	0.5750
Transamerica Capital Growth
First $500 million	0.8000
Over $500 million	0.6750
Transamerica Concentrated Growth
First $650 million	0.6500
Over $650 million up to $1.15 billion	0.6300
Over $1.15 billion	0.5750
Transamerica Dividend Focused
First $200 million	0.7500
Over $200 million up to $500 million	0.6500
Over $500 million	0.6000
Transamerica Dynamic Allocation
First $250 million	0.5500
Over $250 million up to $500 million	0.5400
Over $500 million up to $1.5 billion	0.5300
Over $1.5 billion up to $2.5 billion	0.5200
Over $2.5 billion	0.5100
Transamerica Dynamic Income
First $1 billion	0.4700
Over $1 billion up to $2 billion	0.4500
Over $2 billion	0.4300
Transamerica Emerging Markets Debt
First $400 million	0.6000
Over $400 million	0.5800
Transamerica Emerging Markets Equity
First $250 million	0.9500
Over $250 million up to $500 million	0.9300
Over $500 million	0.9000
Transamerica Enhanced Muni
First $150 million	0.4400
Over $150 million up to $350 million	0.4200
Over $350 million up to $650 million	0.4100
Over $650 million up to $1 billion	0.3900
Over $1 billion	0.3600
Transamerica Flexible Income
First $250 million	0.4750
Over $250 million up to $350 million	0.4250
Over $350 million	0.4000
Transamerica Floating Rate
First $1 billion	0.6100
Over $1 billion up to $1.5 billion	0.5900
Over $1.5 billion up to $2 billion	0.5700
Over $2 billion	0.5600
Transamerica Global Bond
First $750 million	0.5400
Over $750 million up to $1.5 billion	0.5200
Over $1.5 billion	0.5100

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Transamerica Global Equity
First $250 million	0.8100%
Over $250 million up to $500 million	0.8000
Over $500 million up to $1 billion	0.7900
Over $1 billion up to $2 billion	0.7800
Over $2 billion up to $2.5 billion	0.7650
Over $2.5 billion	0.7600
Transamerica Growth
First $250 million	0.8000
Over $250 million up to $500 million	0.7500
Over $500 million up to $1 billion	0.7000
Over $1 billion	0.6000
Transamerica Growth Opportunities
First $250 million	0.8000
Over $250 million up to $500 million	0.7500
Over $500 million	0.7000
Transamerica High Yield Bond
First $1.25 billion	0.5500
Over $1.25 billion up to $2 billion	0.5250
Over $2 billion	0.5000
Transamerica High Yield Muni
First $500 million	0.5100
Over $500 million up to $1 billion	0.5000
Over $1 billion	0.4700
Transamerica Income & Growth
First $500 million	0.6700
Over $500 million up to $1 billion	0.6500
Over $1 billion up to $1.5 billion	0.6300
Over $1.5 billion	0.6000
Transamerica Inflation Opportunities
First $200 million	0.5500
Over $200 million up to $500 million	0.5400
Over $500 million	0.5100
Transamerica International Equity
First $500 million	0.7400
Over $500 million up to $1 billion	0.7200
Over $1 billion up to $2 billion	0.6900
Over $2 billion	0.6600
Transamerica International Small Cap Value
First $300 million	0.9250
Over $300 million up to $750 million	0.9000
Over $750 million	0.8500
Transamerica Large Cap Value
First $750 million	0.6500
Over $750 million up to $1 billion	0.6200
Over $1 billion	0.6000
Transamerica Mid Cap Growth
First $1 billion	0.7200
Over $1 billion	0.7000
Transamerica Mid Cap Value Opportunities
First $750 million	0.6700
Over $750 million up to $1.5 billion	0.6650
Over $1.5 billion up to $2 billion	0.6550
Over $2 billion	0.6475

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Transamerica MLP & Energy Income
First $250 million	1.1000%
Over $250 million up to $500 million	1.0500
Over $500 million up to $1 billion	0.9800
Over $1 billion up to $2 billion	0.8800
Over $2 billion	0.8200
Transamerica Money Market	0.4000
Transamerica Multi-Managed Balanced
First $1 billion	0.6500
Over $1 billion	0.6000
Transamerica Short-Term Bond
First $250 million	0.5500
Over $250 million up to $500 million	0.5000
Over $500 million up to $1 billion	0.4750
Over $1 billion	0.4500
Transamerica Small Cap Core
First $300 million	0.8000
Over $300 million	0.7700
Transamerica Small Cap Growth
First $300 million	0.8400
Over $300 million	0.8000
Transamerica Small Cap Value
Effective September 28, 2015
First $250 million	0.8200
Over $250 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7500
Over $750 million	0.7250
Prior to September 28, 2015
First $250 million	0.8600
Over $250 million	0.8400
Transamerica Small/Mid Cap Value
First $500 million	0.8000
Over $500 million	0.7500
Transamerica Strategic High Income
First $600 million	0.6600
Over $600 million up to $1 billion	0.6300
Over $1 billion up to $2 billion	0.6000
Over $2 billion	0.5850
Transamerica Unconstrained Bond
First $1 billion	0.6400
Over $1 billion up to $2 billion	0.6250
Over $2 billion	0.6200
Transamerica US Growth
First $150 million	0.7000
Over $150 million up to $650 million	0.6700
Over $650 million up to $1.15 billion	0.6500
Over $1.15 billion up to $2 billion	0.6250
Over $2 billion up to $3 billion	0.6100
Over $3 billion up to $4 billion	0.6000
Over $4 billion	0.5800

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual limits. Funds not listed in the below table do not have an expense limit.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Transamerica Bond	0.71%	March 1, 2016
Transamerica Capital Growth	1.20	March 1, 2016
Transamerica Concentrated Growth	0.95	March 1, 2016
Transamerica Dividend Focused	0.90	March 1, 2016
Transamerica Dynamic Allocation	0.85	March 1, 2016
Transamerica Dynamic Income	0.67	March 1, 2016
Transamerica Emerging Markets Debt	1.00	March 1, 2016
Transamerica Emerging Markets Equity
Effective March 1, 2015	1.50	March 1, 2016
Prior to March 1, 2015	1.60
Transamerica Enhanced Muni	0.71	March 1, 2016
Transamerica Flexible Income
Effective March 1, 2015	0.85	March 1, 2016
Prior to March 1, 2015	1.00
Transamerica Floating Rate	0.80	March 1, 2016
Transamerica Global Bond	0.75	March 1, 2016
Transamerica Global Equity	1.10	March 1, 2016
Transamerica Growth Opportunities	1.40	March 1, 2016
Transamerica High Yield Bond	0.95	March 1, 2016
Transamerica High Yield Muni	0.76	March 1, 2016
Transamerica Income & Growth	0.93	March 1, 2016
Transamerica Inflation Opportunities	0.75	March 1, 2016
Transamerica International Equity
Effective March 1, 2015	1.10	March 1, 2016
Prior to March 1, 2015	1.15
Transamerica International Small Cap Value	1.22	March 1, 2016
Transamerica Large Cap Value
Effective March 1, 2015	0.95	March 1, 2016
Prior to March 1, 2015	1.00
Transamerica Mid Cap Growth	1.05	March 1, 2016
Transamerica Mid Cap Value Opportunities	0.95	March 1, 2016
Transamerica MLP & Energy Income	1.35	March 1, 2016
Transamerica Money Market	0.48	March 1, 2016
Transamerica Multi-Managed Balanced	1.20	March 1, 2016
Transamerica Short-Term Bond	0.80	March 1, 2016
Transamerica Small Cap Core	1.05	March 1, 2016
Transamerica Small Cap Growth	1.15	March 1, 2016
Transamerica Small Cap Value
Effective September 28, 2015	1.05	March 1, 2016
Prior to September 28, 2015	1.15
Transamerica Small/Mid Cap Value
Effective March 1, 2015	1.15	March 1, 2016
Prior to March 1, 2015	1.25
Transamerica Strategic High Income	0.95	March 1, 2016
Transamerica Unconstrained Bond	0.95	March 1, 2016
Transamerica US Growth	1.17	March 1, 2016

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2015, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available from Fiscal Years
Fund	2013	2014	2015	Total
Transamerica Capital Growth
Class B	$5,520	$179	$60	$5,759
Transamerica Dynamic Allocation
Fund Level	126,945	13,272	31,621	171,838
Class A	—	14,290	22,664	36,954
Class C	—	11,573	16,641	28,214
Class I	—	5,036	5,630	10,666
Transamerica Enhanced Muni
Fund Level	48,663	16,501	—	65,164
Class A	—	—	14,370	14,370
Class C	—	—	7,606	7,606
Class I	—	18,466	29,998	48,464
Transamerica Floating Rate
Fund Level	—	1,573	—	1,573
Class A	—	—	2,024	2,024
Class C	—	1,182	1,907	3,089
Class I	—	380	1,006	1,386
Class I2	—	—	8,739	8,739
Transamerica Global Bond
Fund Level	—	—	48,585	48,585
Class A	—	—	489	489
Class C	—	—	380	380
Class I	—	—	760	760
Class I2	—	—	50,201	50,201
Transamerica Global Equity
Class A	—	4,547	14,727	19,274
Class B	9,518	7,366	9,074	25,958
Class C	—	—	13,089	13,089
Transamerica High Yield Muni
Fund Level	60,284	74,946	49,117	184,347
Class A	—	6,932	8,150	15,082
Class C	—	4,902	2,336	7,238
Class I	—	14,035	12,457	26,492
Transamerica Inflation Opportunities
Class C	—	—	114	114
Class I	—	127	111	238
Transamerica International Equity
Class A	—	—	190,149	190,149
Transamerica Small Cap Value
Class A	—	—	34	34
Transamerica Strategic High Income
Fund Level	—	22,382	12,013	34,395
Class A	—	—	2,486	2,486
Class C	—	—	1,484	1,484
Class I	—	—	39,963	39,963
Class I2	—	—	7,314	7,314
Transamerica Unconstrained Bond
Class I	—	—	235	235

In addition to the advisory fee waiver for Transamerica Money Market, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica Money Market in order to avoid a negative yield. At any point in which Transamerica Money

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding 36 months may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Money Market to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the class level Expenses waived and/or reimbursed within the Statements of Operations.

For the years ended October 31, 2015, October 31, 2014, and October 31, 2013, the amounts waived were as follows:

Transamerica Money Market	2015 Amount Waived	2015 Percentage Waived	2014 Amount Waived	2014 Percentage Waived	2013 Amount Waived	2013 Percentage Waived
Fund Level	$354,596	0.22%	$520,745	0.27%	$1,596,778	0.27%
Class A	202,622	0.24	232,884	0.26	250,546	0.26
Class B	29,007	1.00	48,467	0.99	73,975	0.96
Class C	220,698	0.99	255,779	0.99	279,510	0.96

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2, Class R6, and Class T.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following rates:

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
Transamerica Enhanced Muni	0.10%	0.25%	March 1, 2016
Transamerica High Yield Muni	0.10	0.25	March 1, 2016

Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2015, underwriter commissions received by TCI from the various sales charges are as follows:

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Transamerica Capital Growth
Class A	$606,917	$395
Class B	—	1,632
Class C	—	10,947
Transamerica Concentrated Growth
Class A	2,941	—
Transamerica Dividend Focused
Class A	59,248	—
Class C	—	357
Transamerica Dynamic Allocation
Class A	64,805	1,878
Class C	—	1,384
Transamerica Dynamic Income
Class A	320,112	843
Class C	—	30,714

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Transamerica Emerging Markets Debt
Class A	$72,532	$25,327
Class C	—	4,539
Transamerica Emerging Markets Equity
Class A	9,715	—
Class C	—	184
Transamerica Enhanced Muni
Class A	272,850	1,097
Class C	—	7,679
Transamerica Flexible Income
Class A	104,234	2,615
Class B	—	370
Class C	—	6,878
Transamerica Floating Rate
Class A	4,379	—
Class C	—	1,227
Transamerica Global Bond
Class A	694	—
Transamerica Global Equity
Class A	103,774	594
Class B	—	1,898
Class C	—	3,571
Transamerica Growth Opportunities
Class A	54,329	442
Class B	—	1,963
Class C	—	1,205
Transamerica High Yield Bond
Class A	148,578	1
Class B	—	789
Class C	—	39,928
Transamerica High Yield Muni
Class A	61,145	596
Class C	—	391
Transamerica Income & Growth
Class A	493,856	9,183
Class C	—	26,019
Transamerica Inflation Opportunities
Class A	1,012	—
Class C	—	100
Transamerica International Equity
Class A	410,875	39
Class C	—	9,242
Transamerica Large Cap Value
Class A	60,074	39
Class C	—	1,755
Transamerica Mid Cap Growth
Class A	9,336	—
Transamerica Mid Cap Value Opportunities
Class A	6,951	—
Class C	—	201
Transamerica MLP & Energy Income
Class A	463,774	—
Class C	—	22,132

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Transamerica Money Market
Class A	$—	$339
Class B	—	3,312
Class C	—	7,292
Transamerica Multi-Managed Balanced
Class A	1,178,220	7,932
Class B	—	1,013
Class C	—	24,616
Transamerica Short-Term Bond
Class A	393,150	75,239
Class C	—	132,903
Transamerica Small Cap Core
Class A	2,063	—
Transamerica Small Cap Growth
Class A	5,972	—
Transamerica Small Cap Value
Class A	5,931	—
Transamerica Small/Mid Cap Value
Class A	385,731	454
Class B	—	4,219
Class C	—	20,126
Transamerica Strategic High Income
Class A	9,433	—
Transamerica US Growth
Class A	246,601	26
Class B	—	7,618
Class C	—	818

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Funds paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statements of Assets and Liabilities and Statements of Operations represent expenses paid for external legal services.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Transfer agent fees paid and the amounts due to TFS for the year ended October 31, 2015 are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Transamerica Bond	$60,286	$4,974
Transamerica Capital Growth	228,244	19,187
Transamerica Concentrated Growth	53,337	4,456
Transamerica Dividend Focused	88,699	5,903
Transamerica Dynamic Allocation	3,875	331
Transamerica Dynamic Income	205,887	12,693
Transamerica Emerging Markets Debt	478,293	50,102
Transamerica Emerging Markets Equity	22,706	1,860
Transamerica Enhanced Muni	90,561	17,014
Transamerica Flexible Income	91,367	7,964
Transamerica Floating Rate	22,256	2,203
Transamerica Global Bond	9,607	306
Transamerica Global Equity	47,359	4,072

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Fund	Fees Paid to TFS	Fees Due to TFS
Transamerica Growth	$39,737	$3,204
Transamerica Growth Opportunities	96,769	6,375
Transamerica High Yield Bond	244,781	13,061
Transamerica High Yield Muni	11,307	1,493
Transamerica Income & Growth	109,232	6,700
Transamerica Inflation Opportunities	18,299	1,522
Transamerica International Equity	852,922	87,800
Transamerica International Small Cap Value	351,312	34,598
Transamerica Large Cap Value	147,546	12,429
Transamerica Mid Cap Growth	20,351	2,453
Transamerica Mid Cap Value Opportunities	62,317	15,067
Transamerica MLP & Energy Income	126,184	7,574
Transamerica Money Market	21,201	1,822
Transamerica Multi-Managed Balanced	197,062	16,835
Transamerica Short-Term Bond	889,303	76,238
Transamerica Small Cap Core	18,488	1,548
Transamerica Small Cap Growth	42,295	3,673
Transamerica Small Cap Value	42,659	2,976
Transamerica Small/Mid Cap Value	217,083	15,981
Transamerica Strategic High Income	24,126	2,485
Transamerica Unconstrained Bond	8,242	1,311
Transamerica US Growth	222,289	17,340

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, CCO and deferred compensation fees within the Statements of Assets and Liabilities. Balances prior to December 1, 2014, are paid by TAM. For the year ended October 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser. For the year ended October 31, 2015, brokerage commissions are as follows:

Fund	Commissions
Transamerica Capital Growth	$208
Transamerica Growth Opportunities	511

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Transamerica Bond	$326,976,010	$38,060,977	$316,886,820	$37,792,695
Transamerica Capital Growth	424,031,226	—	303,081,276	—
Transamerica Concentrated Growth	174,075,398	—	144,420,393	—
Transamerica Dividend Focused	162,536,198	—	682,787,055	—
Transamerica Dynamic Allocation	76,340,536	—	80,530,004	—
Transamerica Dynamic Income	1,246,308,163	—	1,469,302,279	—
Transamerica Emerging Markets Debt	1,656,661,466	6,424,700	1,470,925,523	6,445,200
Transamerica Emerging Markets Equity	350,887,111	—	250,129,385	—
Transamerica Enhanced Muni	375,918,150	—	96,834,366	—
Transamerica Flexible Income	177,020,997	10,001,712	285,578,843	49,020,230
Transamerica Floating Rate	231,576,041	—	112,631,659	—

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

9. PURCHASES AND SALES OF SECURITIES (continued)

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Transamerica Global Bond	$132,108,459	$83,340,794	$292,705,538	$80,900,763
Transamerica Global Equity	159,320,836	—	154,963,167	—
Transamerica Growth	171,002,012	—	245,927,403	—
Transamerica Growth Opportunities	170,062,127	—	423,195,236	—
Transamerica High Yield Bond	706,857,554	—	863,715,531	—
Transamerica High Yield Muni	47,584,851	—	17,486,214	—
Transamerica Income & Growth	315,033,106	—	556,889,827	—
Transamerica Inflation Opportunities	61,718,309	24,595,865	59,047,309	22,506,979
Transamerica International Equity	975,940,782	—	321,838,454	—
Transamerica International Small Cap Value	393,751,997	—	210,570,391	—
Transamerica Large Cap Value	2,288,517,239	—	2,306,133,415	—
Transamerica Mid Cap Growth	518,973,469	—	179,105,464	—
Transamerica Mid Cap Value Opportunities	534,489,012	—	124,740,852	—
Transamerica MLP & Energy Income	469,694,442	—	416,359,775	—
Transamerica Multi-Managed Balanced	249,321,438	51,553,735	171,426,420	33,032,824
Transamerica Short-Term Bond	2,494,662,612	—	2,714,319,868	86,534
Transamerica Small Cap Core	392,123,569	—	344,665,395	—
Transamerica Small Cap Growth	317,660,547	—	349,994,382	—
Transamerica Small Cap Value	785,929,757	—	954,150,523	—
Transamerica Small/Mid Cap Value	666,099,994	—	832,538,014	—
Transamerica Strategic High Income	24,325,744	—	27,180,230	—
Transamerica Unconstrained Bond	270,905,771	16,981,654	82,035,801	13,372,983
Transamerica US Growth	449,968,481	—	627,705,765	—

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, TIPS, convertible bond income, defaulted bond income, income accrual estimates, convertible preferred stock interest accrual, futures contracts, non-REIT return of capital dividends, return of capital adjustments, partnership basis adjustments, dividends payable, distribution redesignation, organizational expenses, and straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, TIPS, defaulted bond sales, convertible bond sales, options contracts, non-deductible excise tax, foreign capital gains tax, non-REIT return of capital dividends, return of capital distributions, partnership basis adjustments, distribution redesignation, distribution in excess of current earnings, organizational expenses, and return of capital distributions from

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

underlying investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Transamerica Bond	$—	$(398,895)	$398,895
Transamerica Capital Growth	(3,442,985)	3,736,833	(293,848)
Transamerica Concentrated Growth	—	(8,602)	8,602
Transamerica Dividend Focused	1	(11,962)	11,961
Transamerica Dynamic Allocation	76,297	30,798	(107,095)
Transamerica Dynamic Income (A)	(123,323)	(618,100)	741,423
Transamerica Emerging Markets Debt	(10,457)	(16,420,906)	16,431,363
Transamerica Emerging Markets Equity	—	(494,768)	494,768
Transamerica Enhanced Muni	—	15	(15)
Transamerica Flexible Income	(1,261,782)	167,284	1,094,498
Transamerica Floating Rate	—	156,463	(156,463)
Transamerica Global Bond	(14,935,127)	(2,072,343)	17,007,470
Transamerica Global Equity	—	(78,188)	78,188
Transamerica Growth	(199,225)	198,618	607
Transamerica Growth Opportunities	(1,866,463)	748,517	1,117,946
Transamerica High Yield Bond	—	(26,510)	26,510
Transamerica High Yield Muni	—	(10,817)	10,817
Transamerica Income & Growth	(2,750,165)	(8,629,289)	11,379,454
Transamerica Inflation Opportunities	(51,992)	(1,187,368)	1,239,360
Transamerica International Equity	—	(315,773)	315,773
Transamerica International Small Cap Value	—	(519,052)	519,052
Transamerica Large Cap Value	—	(488,186)	488,186
Transamerica Mid Cap Growth	—	—	—
Transamerica Mid Cap Value Opportunities	—	(27,763)	27,763
Transamerica MLP & Energy Income	(18,060)	(11,198,505)	11,216,565
Transamerica Money Market	(258)	—	258
Transamerica Multi-Managed Balanced	3	260,886	(260,889)
Transamerica Short-Term Bond	(510,894)	4,258,608	(3,747,714)
Transamerica Small Cap Core	(5,305)	(49,618)	54,923
Transamerica Small Cap Growth	(1,569,158)	1,569,158	—
Transamerica Small Cap Value	—	(655,772)	655,772
Transamerica Small/Mid Cap Value	—	971,240	(971,240)
Transamerica Strategic High Income	—	(28,327)	28,327
Transamerica Unconstrained Bond	(45,225)	50,160	(4,935)
Transamerica US Growth	1	(67,343)	67,342

(A)	The reclassifications arising from book/tax differences for Transamerica Dynamic Income are for the tax period ended May 31, 2015.

As of October 31, 2015, the capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

	Expires on October 31,			Unlimited
Fund	2016	2017	2018	Short-Term	Long-Term
Transamerica Concentrated Growth	$—	$—	$—	$4,246,622	$—
Transamerica Emerging Markets Debt	—	—	—	40,323,096	13,987,240
Transamerica Emerging Markets Equity	—	—	—	41,327,432	77,047
Transamerica Flexible Income	51,527,330	20,522,686	—	416,185	—
Transamerica Floating Rate	—	—	—	104,465	290,733
Transamerica Global Bond	—	—	—	2,822,914	2,472,814
Transamerica Global Equity	3,631,025	51,740,251	4,934,774	9,620,465	—
Transamerica High Yield Bond	—	—	—	—	4,957,837

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	Expires on October 31,			Unlimited
Fund	2016	2017	2018	Short-Term	Long-Term
Transamerica Income & Growth	$—	$—	$—	$41,020,757	$15,568,524
Transamerica Inflation Opportunities	—	—	—	561,530	232,526
Transamerica Mid Cap Growth	—	—	—	2,168,310	—
Transamerica MLP & Energy Income	—	—	—	44,137,683	6,524,277
Transamerica Money Market	—	591	—	—	—
Transamerica Short-Term Bond	—	—	—	2,353,353	—
Transamerica Small Cap Core	—	—	—	2,463,954	—
Transamerica Unconstrained Bond	—	—	—	2,459,405	351,031
Transamerica US Growth	6,679,469	447,785	—	—	—

During the year ended October 31, 2015, the capital loss carryforwards utilized or expired are listed below. Funds not listed in the table below do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Transamerica Dynamic Income	$1,288,555
Transamerica Flexible Income	1,261,782
Transamerica Money Market	258
Transamerica US Growth	9,379,602

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

	2015 Distributions Paid From				2014 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Transamerica Bond	$33,176,945	$—	$26,054,633	$—	$33,169,067	$—	$10,700,391	$—
Transamerica Capital Growth	—	—	42,032,821	—	2,746,835	—	18,864,438	—
Transamerica Concentrated Growth	1,097,410	—	1,019,707	—	11,239	—	366,672	—
Transamerica Dividend Focused	49,338,737	—	23,311,372	—	29,445,741	—	—	—
Transamerica Dynamic Allocation	321,913	—	1,108,284	—	104,268	—	—	—
Transamerica Dynamic Income (A)	41,289,897	—	—	—	33,213,678	—	—	—
Transamerica Emerging Markets Debt	30,172,785	—	—	—	32,491,605	—	—	—
Transamerica Emerging Markets Equity	2,972,089	—	—	—	2,901,228	—	—	—
Transamerica Enhanced Muni	1,016,131	3,063,652	31,045	—	6,831	749,712	—	—
Transamerica Flexible Income	24,582,221	—	—	—	18,156,996	—	—	—
Transamerica Floating Rate	11,207,561	—	—	—	5,260,656	—	—	—
Transamerica Global Bond	1,081,918	—	—	—	709,767	—	—	—
Transamerica Global Equity	—	—	—	—	2,397,616	—	—	—
Transamerica Growth	—	—	90,956,059	—	—	—	70,371,441	—

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	2015 Distributions Paid From				2014 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Transamerica Growth Opportunities	$3,739,291	$—	$76,446,896	$—	$4,381,103	$—	$24,373,643	$—
Transamerica High Yield Bond	72,265,881	—	9,616,793	—	69,710,187	—	9,792,021	—
Transamerica High Yield Muni	428,933	678,604	—	—	33,000	193,060	—	—
Transamerica Income & Growth	24,101,047	—	—	5,441,565	28,372,465	—	—	6,869,673
Transamerica Inflation Opportunities	720,745	—	—	351,979	2,184,246	—	—	—
Transamerica International Equity	31,173,281	—	14,764,452	—	18,832,363	—	11,466,020	—
Transamerica International Small Cap Value	12,197,755	—	6,253,903	—	7,013,726	—	—	—
Transamerica Large Cap Value	63,874,839	—	120,784,114	—	193,536,269	—	69,084,326	—
Transamerica Mid Cap Growth	736,273	—	1,440	182,220	4,020	—	—	—
Transamerica Mid Cap Value Opportunities	2,875,774	—	42,808	—	1,150,881	—	—	—
Transamerica MLP & Energy Income	9,932,391	—	1,221,802	13,629,943	11,097,008	—	—	—
Transamerica Money Market	24,481	—	—	—	14,143	—	—	—
Transamerica Multi-Managed Balanced	10,569,055	—	17,372,780	—	7,913,430	—	17,533,058	—
Transamerica Short-Term Bond	82,817,808	—	5,399,291	—	95,546,915	—	11,055,610	—
Transamerica Small Cap Core	5,861,958	—	33,437	—	213,561	—	—	—
Transamerica Small Cap Growth	—	—	40,629,978	—	—	—	13,380	—
Transamerica Small Cap Value	10,880,070	—	55,173,217	—	20,025,596	—	30,499,874	—

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	2015 Distributions Paid From				2014 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Transamerica Small/Mid Cap Value	$19,789,063	$—	$85,021,921	$—	$25,856,904	$—	$62,233,151	$—
Transamerica Strategic High Income	1,704,104	—	6,934	—	787,837	—	—	—
Transamerica Unconstrained Bond	3,297,137	—	—	—	—	—	—	—
Transamerica US Growth	3,810,527	—	215,399,474	—	13,325,239	—	—	—

(A)	The tax character of distributions paid for Transamerica Dynamic Income is for the taxable year ended May 31, 2015.

As of October 31, 2015, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Bond	$3,689,638	$—	$25,805,843	$—	$—	$—	$(16,486,163)
Transamerica Capital Growth	—	—	55,535,598	—	(4,876,749)	—	365,279,806
Transamerica Concentrated Growth	1,396,657	—	—	(4,246,622)	—	—	35,040,994
Transamerica Dividend Focused	1,235,199	—	131,592,667	—	—	—	108,360,451
Transamerica Dynamic Allocation	531,944	—	674,028	—	—	—	(1,107,419)
Transamerica Dynamic Income (A)	13,990,140	—	—	—	—	(12,051,718)	(62,602,921)
Transamerica Emerging Markets Debt	90,742	—	—	(54,310,336)	—	(907,315)	(51,516,682)
Transamerica Emerging Markets Equity	3,159,241	—	—	(41,404,479)	—	—	(24,059,075)
Transamerica Enhanced Muni	1,935,241	43,635	251,822	—	—	—	4,631,562
Transamerica Flexible Income	50,343	—	—	(72,466,201)	—	—	2,050,033
Transamerica Floating Rate	148,027	—	—	(395,198)	—	(100,922)	(5,456,626)
Transamerica Global Bond	—	—	—	(5,295,728)	—	(32,390)	(3,485,055)
Transamerica Global Equity	170,959	—	—	(69,926,515)	—	—	4,667,640
Transamerica Growth	—	—	62,575,890	—	(496,910)	—	226,848,854
Transamerica Growth Opportunities	—	—	29,587,461	—	(2,887,258)	—	79,469,559

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica High Yield Bond	$119,844	$—	$—	$(4,957,837)	$—	$—	$(56,950,299)
Transamerica High Yield Muni	273,384	—	70,785	—	—	—	607,793
Transamerica Income & Growth	—	—	—	(56,589,281)	—	(5,918,455)	8,258,591
Transamerica Inflation Opportunities	—	—	—	(794,056)	—	(251,254)	(10,846,771)
Transamerica International Equity	41,246,735	—	10,822,286	—	—	—	(22,832,070)
Transamerica International Small Cap Value	16,836,375	—	32,800,938	—	—	—	(8,202,870)
Transamerica Large Cap Value	24,805,339	—	167,140,940	—	—	—	105,603,631
Transamerica Mid Cap Growth	—	—	—	(2,168,310)	(196,496)	—	(9,011,391)
Transamerica Mid Cap Value Opportunities	17,385,258	—	2,851,884	—	—	—	15,402,023
Transamerica MLP & Energy Income	—	—	—	(50,661,960)	—	(4,395,989)	(122,109,626)
Transamerica Money Market	721	—	—	(591)	—	(261)	—
Transamerica Multi-Managed Balanced	337,675	—	14,151,329	—	—	(173,403)	73,830,634
Transamerica Short-Term Bond	—	—	—	(2,353,353)	—	(718,626)	(27,426,393)
Transamerica Small Cap Core	1,818,166	—	—	(2,463,954)	—	—	(12,817,579)
Transamerica Small Cap Growth	—	—	36,381,187	—	—	—	102,634,325
Transamerica Small Cap Value	5,033,485	—	34,561,667	—	—	(30,338)	19,270,620
Transamerica Small/Mid Cap Value	—	—	75,265,938	—	—	—	83,856,079
Transamerica Strategic High Income	182,195	—	—	—	—	—	(512,627)
Transamerica Unconstrained Bond	—	—	—	(2,810,436)	—	—	(2,393,310)
Transamerica US Growth	1,536,907	—	25,828,930	(7,127,254)	—	—	239,254,645

(A)	The components of distributable earnings for Transamerica Dynamic Income are adjusted for the tax period ended May 31, 2015.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. A significant change resulting from these amendments is a requirement that institutional prime and institutional municipal money market funds transact fund shares based on a market-based NAV. Government, Treasury, retail prime and retail municipal money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). The amendments have staggered compliance dates; however, the majority of these amendments will be effective on October 14, 2016, two years after the effective date for the rule amendments. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact to the Funds’ financial statements.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

12. REORGANIZATION

Transamerica Concentrated Growth: Following the close of business on February 28, 2014, Class I of Transamerica Concentrated Growth assumed all of the assets and liabilities of The Torray Resolute Fund. The shareholders of The Torray Resolute Fund received an aggregate net asset value equal to the aggregate net asset value of their shares in Class I of Transamerica Concentrated Growth immediately prior to the reorganization. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Transamerica Concentrated Growth reflects the historical basis of the assets of The Torray Resolute Fund as of the date of the reorganization. For financial reporting purposes, the Torray Resolute Fund’s operating history prior to the reorganization is reflected in Class I of Transamerica Concentrated Growth’s financial statements and financial highlights.

The purpose of the transaction was to provide an additional large cap growth fund with unique distribution opportunities. The acquisition was accomplished by a tax-free exchange of 861,025 shares of Transamerica Concentrated Growth for 861,025 shares of The Torray Resolute Fund outstanding on February 28, 2014. Transamerica Concentrated Growth’s net assets at that date were $500,010, which were combined with those of The Torray Resolute Fund. The aggregate net assets of Transamerica Concentrated Growth were $500,010; the combined net assets of Transamerica Concentrated Growth immediately after the acquisition were $13,903,438.

Transamerica Dynamic Allocation: Following the close of business on July 1, 2015, Transamerica Dynamic Allocation acquired all of the net assets of Transamerica Dynamic Allocation II pursuant to a Plan of Reorganization. Transamerica Dynamic Allocation is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 969,199 shares of Transamerica Dynamic Allocation for 1,121,258 shares of Transamerica Dynamic Allocation II outstanding on July 1, 2015. Transamerica Dynamic Allocation II’s net assets at that date, $10,968,127, including $88,124 unrealized depreciation, were combined with those of Transamerica Dynamic Allocation. The aggregate net assets of Transamerica Dynamic Allocation immediately before the acquisition were $22,135,855; the combined net assets of Transamerica Dynamic Allocation immediately after the acquisition were $33,103,982. Shares issued to Transamerica Dynamic Allocation II shareholders are as follows:

Class	Shares	Amount
Class A	418,396	$4,758,255
Class C	490,111	5,521,344
Class I	60,692	688,528

The exchange ratio of the reorganization for Transamerica Dynamic Allocation is as follows:

Class (A)	Exchange Ratio
Class A	0.86
Class C	0.87
Class I	0.86

(A)	Calculated by dividing the Transamerica Dynamic Allocation shares issuable by the Transamerica Dynamic Allocation II shares outstanding on July 1,2015.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

12. REORGANIZATION (continued)

Assuming the reorganization had been completed on November 1, 2014, the beginning of the annual reporting period of Transamerica Dynamic Allocation, the pro forma results of operations for the year ended October 31, 2015, are as follows:

Net investment income (loss)	$230,738
Net realized and change in unrealized gain (loss)	(59,599)
Net increase (decrease) in net assets resulting from operations	171,139

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Dynamic Allocation II that have been included in Transamerica Dynamic Allocation’s Statement of Operations since July 1, 2015.

13. SUBSEQUENT EVENT

The Board approved a reorganization pursuant to which the assets of Transamerica Income Shares, Inc. (the “Target Fund”) were acquired, and its liabilities were assumed, by Transamerica Flexible Income (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund following the close of business on December 4, 2015. The Target Fund was liquidated, and the shares of the Acquiring Fund were distributed to Target Fund shareholders.

Transamerica Global Long/Short Equity commenced operations November 30, 2015.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities of Transamerica Bond, Transamerica Capital Growth, Transamerica Concentrated Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Enhanced Muni, Transamerica Flexible Income, Transamerica Floating Rate, Transamerica Global Bond, Transamerica Global Equity, Transamerica Growth, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Income & Growth, Transamerica Inflation Opportunities, Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Large Cap Value, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Money Market, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Unconstrained Bond and Transamerica US Growth (thirty-five of the funds of the Transamerica Funds) (collectively, the “Funds”), including the schedules of investments, as of October 31, 2015, and the related statements of operations and changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the years ended December 31, 2013 and 2012, and financial highlights for the periods ended prior to January 1, 2014 of Transamerica Concentrated Growth were audited by another independent registered public accounting firm whose report dated February 24, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned thirty-five Funds of the Transamerica Funds at October 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 24, 2015

Transamerica Funds	Annual Report 2015

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2015, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Transamerica Bond	$1,261,173
Transamerica Concentrated Growth	1,097,410
Transamerica Dividend Focused	30,399,844
Transamerica Dynamic Allocation	231,714
Transamerica Emerging Markets Equity	4,954,339
Transamerica Flexible Income	254,344
Transamerica Global Equity	170,959
Transamerica Growth	3,694,184
Transamerica Growth Opportunities	1,252,061
Transamerica High Yield Bond	1,310,123
Transamerica Income & Growth	19,453,535
Transamerica Inflation Opportunities	26,597
Transamerica International Equity	31,173,281
Transamerica International Small Cap Value	12,197,755
Transamerica Large Cap Value	38,369,309
Transamerica Mid Cap Growth	2,027,873
Transamerica Mid Cap Value Opportunities	2,875,774
Transamerica MLP & Energy Income	8,192,006
Transamerica Multi-Managed Balanced	6,115,571
Transamerica Small Cap Core	1,899,522
Transamerica Small Cap Value	5,938,571
Transamerica Small/Mid Cap Value	9,877,967
Transamerica Strategic High Income	435,889
Transamerica US Growth	3,810,527

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Transamerica Bond	3%
Transamerica Concentrated Growth	35
Transamerica Dividend Focused	75
Transamerica Dynamic Allocation	66
Transamerica Flexible Income	1
Transamerica Growth Opportunities	64
Transamerica High Yield Bond	2
Transamerica Income & Growth	9
Transamerica Inflation Opportunities	16
Transamerica Large Cap Value	49
Transamerica Mid Cap Growth	100
Transamerica Mid Cap Value Opportunities	9
Transamerica MLP & Energy Income	64
Transamerica Multi-Managed Balanced	71
Transamerica Small Cap Core	21
Transamerica Small Cap Value	47
Transamerica Small/Mid Cap Value	53
Transamerica Strategic High Income	17
Transamerica US Growth	100

Transamerica Funds	Annual Report 2015

For tax purposes, the long-term capital gain designations for the year ended October 31, 2015 are as follows:

Fund	Long-Term Capital Gain Designation
Transamerica Bond	$26,054,633
Transamerica Capital Growth	42,032,821
Transamerica Concentrated Growth	1,019,707
Transamerica Dividend Focused	23,311,372
Transamerica Dynamic Allocation	1,108,284
Transamerica Enhanced Muni	31,045
Transamerica Growth	90,956,059
Transamerica Growth Opportunities	76,446,896
Transamerica High Yield Bond	9,616,793
Transamerica International Equity	14,764,452
Transamerica International Small Cap Value	6,253,903
Transamerica Large Cap Value	120,784,114
Transamerica Mid Cap Growth	1,440
Transamerica Mid Cap Value Opportunities	42,808
Transamerica MLP & Energy Income	1,221,802
Transamerica Multi-Managed Balanced	17,372,780
Transamerica Short-Term Bond	5,399,291
Transamerica Small Cap Core	33,437
Transamerica Small Cap Growth	40,629,978
Transamerica Small Cap Value	55,173,217
Transamerica Small/Mid Cap Value	85,021,921
Transamerica Strategic High Income	6,934
Transamerica US Growth	215,399,474

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Foreign Source Income	Foreign Taxes
Transamerica Emerging Markets Equity	$7,440,790	$949,215
Transamerica International Equity	41,236,264	2,343,829
Transamerica International Small Cap Value	21,300,928	1,329,866

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 9-10, 2015, the Board considered the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) between each of the following funds (each a “Fund” and collectively the “Funds”) and Transamerica Asset Management, Inc. (“TAM”):

Transamerica Bond	Transamerica Income & Growth
Transamerica Capital Growth	Transamerica Inflation Opportunities
Transamerica Concentrated Growth	Transamerica International Equity
Transamerica Dividend Focused	Transamerica International Small Cap Value
Transamerica Dynamic Allocation	Transamerica Large Cap Value
Transamerica Dynamic Income	Transamerica Mid Cap Growth
Transamerica Emerging Markets Debt	Transamerica Mid Cap Value Opportunities
Transamerica Emerging Markets Equity	Transamerica MLP & Energy Income
Transamerica Enhanced Muni	Transamerica Money Market
Transamerica Flexible Income	Transamerica Multi-Managed Balanced
Transamerica Floating Rate	Transamerica Short-Term Bond
Transamerica Global Bond	Transamerica Small Cap Core
Transamerica Global Equity	Transamerica Small Cap Growth
Transamerica Growth	Transamerica Small Cap Value
Transamerica Growth Opportunities	Transamerica Small/Mid Cap Value
Transamerica High Yield Bond	Transamerica Strategic High Income
Transamerica High Yield Muni	Transamerica US Growth

For the Funds listed in the left-hand column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement” and, together with each Investment Advisory Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right-hand column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Bond	Loomis, Sayles & Company, L.P.
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Concentrated Growth	Torray LLC
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney and Strauss, LLC
Transamerica Emerging Markets Debt	Logan Circle Partners, LP
Transamerica Emerging Markets Equity	ClariVest Asset Management LLC
Transamerica Enhanced Muni	Belle Haven Investments, L.P.
Transamerica Flexible Income	Aegon USA Investment Management, LLC
Transamerica Floating Rate	Aegon USA Investment Management, LLC
Transamerica Global Bond	Logan Circle Partners, LP
Transamerica Growth	Jennison Associates LLC
Transamerica Growth Opportunities	Morgan Stanley Investment Management Inc.
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Income & Growth	Ranger International Management, LP
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC
Transamerica Large Cap Value	Levin Capital Strategies, L.P.
Transamerica Mid Cap Growth	Quantum Capital Management
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.
Transamerica Money Market	Aegon USA Investment Management, LLC
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC
J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Core	Systematic Financial Management L.P.
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small Cap Value	Lombardia Capital Partners, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P.
Transamerica Strategic High Income	Thompson, Siegel & Walmsley LLC
Transamerica US Growth	Wellington Management Company LLP

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Following its review and consideration, the Board determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2016. Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including, to the extent applicable, information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Trustees also considered information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, as well as comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment advisory and other services provided by TAM for the portion of the investment advisory fee it retains after payment of the sub-advisory fee(s) for each Fund. The Board noted that the investment advisory and other services include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ administrator, custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2014.

Transamerica Bond. The Board noted that the performance of Class I2 shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Capital Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

of Class A Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board also noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011.

Transamerica Concentrated Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the period since its inception on February 28, 2014. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the period since inception. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Dividend Focused. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Dynamic Allocation. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its primary benchmark for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on May 1, 2015 pursuant to different investment objectives, policies and strategies.

Transamerica Dynamic Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the past 1- and 3-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and composite benchmark for certain periods and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on May 1, 2015 pursuant to different investment objectives, policies and strategies.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period.

Transamerica Emerging Markets Equity. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period. The Trustees also noted recent changes in the Fund’s portfolio management team.

Transamerica Enhanced Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica Flexible Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Trustees also noted recent changes in the Fund’s portfolio management team.

Transamerica Floating Rate. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Global Bond. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the period since its inception on March 1, 2014. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the period since inception. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Global Equity. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on September 4, 2014 pursuant to different investment objectives, policies and strategies.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Growth. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods.

Transamerica Growth Opportunities. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and agreed to continue to closely monitor the performance of the Fund. The Board also noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011.

Transamerica High Yield Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5- and 10-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the benchmark for certain periods and agreed to continue to closely monitor the performance of the Fund. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica High Yield Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica Income & Growth. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Inflation Opportunities. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the period since its inception on March 1, 2014. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the period since its inception on March 1, 2014. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica International Equity. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period. The Board also noted that the Fund’s performance includes the performance history of a predecessor fund prior to March 1, 2011.

Transamerica International Small Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Large Cap Value. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board also noted that the Fund’s sub-adviser had commenced subadvising the Fund on July 31, 2012. The Trustees also noted that the performance of the Fund had improved during 2015.

Transamerica Mid Cap Growth. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the period since its inception on April 30, 2014. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the period since inception.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Transamerica MLP & Energy Income. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and composite benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Money Market. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted TAM’s observations that the yields of money market funds have been below average due to a low interest rate environment and that relative performance in the tightly-constrained money market universe is largely a function of expenses. The Board also noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was above its primary benchmark for the past 5- and 10-year periods and below its primary benchmark for the past 1- and 3-year periods. The Board also noted that J.P. Morgan Investment Management Inc. had commenced subadvising the Fund on March 22, 2011and Aegon USA Investment Management, LLC had commenced subadvising the Fund on May 1, 2014.

Transamerica Short-Term Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe for certain periods and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board also noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011.

Transamerica Small Cap Core. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Small Cap Growth. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Small Cap Value. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark and agreed to continue to closely monitor the performance of the Fund. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 5- and 10-year periods and below its benchmark for the past 1- and 3-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and agreed to continue to closely monitor the performance of the Fund. The Board also noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011.

Transamerica Strategic High Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the period since its inception on March 1, 2014. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the period since inception.

Transamerica US Growth. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and TAM agreed to continue to

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had subadvised the Fund pursuant to different investment objectives, policies and strategies and using a different portfolio management team prior to July 1, 2014. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided or procured by TAM and provided by the Sub-Advisers, the Board concluded that TAM and each Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the applicable Fund’s investment objectives, policies and strategies and that is competitive with other investment companies.

Investment Advisory and Sub-Advisory Fees and Total Expense Ratios

The Board considered the investment advisory fee and total expense ratio of each Fund, including information provided by Lipper comparing the investment advisory fee and total expense ratio of each Fund to the investment advisory fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, the portion of a Fund’s investment advisory fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual investment advisory fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight and Lipper, each an independent provider of information, and TAM, as applicable.

Transamerica Bond. The Board noted that the Fund’s contractual investment advisory fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual investment advisory fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Concentrated Growth. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dividend Focused. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Allocation. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Income. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Equity. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Enhanced Muni. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Flexible Income. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Floating Rate. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Bond. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Equity. The Board noted that the Fund’s contractual investment advisory fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Growth. The Board noted that the Fund’s contractual investment advisory fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Growth Opportunities. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual investment advisory fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Income & Growth. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual investment advisory fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica MLP & Energy Income. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Money Market. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual investment advisory fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Core. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Strategic High Income. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica US Growth. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the investment advisory and sub-advisory fees to be received by TAM and the Sub-Advisers under each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM) and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into TAM’s profitability analysis for the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board considered each Fund’s investment advisory fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the investment advisory fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Funds and that TAM believes that any use of

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Funds. The Board also noted that certain Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of each Investment Advisory Agreement and Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2015

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 181 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

				181	Director, Massachusetts Fidelity Trust Company (since 2014)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	181	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	181	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast Florida (1998 – 1999);	181	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	181	N/A
Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	181	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);	181	N/A

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	181	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	181	Operation
PAR, Inc.
(2008 –
present);

West Central
Florida
Council –
Boy Scouts
of America
(2008 –

2013);
Remember
Honor
Support, Inc.
(non-profit
organization)
(2013 –
present)

Board
Member,
WRH
Income
Properties,
Inc. (real
estate)
(2014 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2015

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2015

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2015

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2015

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

I2 Funds

Annual Report

October 31, 2015

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2015

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of each of your Funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. Slow but steady growth remained the state of the U.S. economy over the last 12-month period. As with the year prior, the economy took a brief pause in the first calendar quarter of 2015 during the coldest winter months, however, it recovered to higher levels of growth in the second and third quarters. U.S. employment continued to experience steady gains over the past year, and consumer spending also increased in part due to lower gas prices.

Interest rates remained low by historical standards with the 10-year Treasury maintaining a range between about 1.60% and 2.50%. Investors remained focused on when the U.S. Federal Reserve (“Fed”) would finally increase the Federal Funds Rate from the near-zero level it has maintained since late 2008. As of this writing, the Fed has yet to take action in raising rates.

Energy markets were a source of volatility in the period, as oil prices declined and energy company earnings came under pressure. In the early summer months, concerns once again emerged regarding a potential Greece debt default and exit from the euro, however, ultimately a new bailout was implemented, averting such outcomes. By late August, China had replaced Greece as the main source of angst for investors, as economic growth slowed in the world’s most populous country, forcing the government’s hand at weakening their currency and taking other stimulative measures aimed at reinvigorating growth. These strains and uncertainty led to the first broad stock market correction—defined as a decline of more than 10%—in approximately four years. By the end of the fiscal year on October 31, 2015, however, most broad market indexes had rebounded enough to erase the majority of the losses.

For the 12-month period ending October 31, 2015, the S&P 500® returned 5.20% while the MSCI EAFE Index, representing international developed market equities, gained 0.37%. During the same period, the Barclays U.S. Aggregate Bond Index returned 1.96%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

The return of volatility was notable during the fourth quarter of 2014 as market participants reacted to a number of evolving themes. Treasury prices moved lower into November before rallying again during the last days of 2014. Year-end dynamics saw the knock-on impact of deteriorating energy prices and geopolitical concerns outweigh upbeat U.S. data.

Global growth dynamics shifted in the first quarter of 2015. Economic momentum in the eurozone started to build as economic data surprised to the upside while the U.S. was weaker than expected in most areas. However, it was the aggressive stimulative efforts of the European Central Bank and the recent dovish turn in the U.S. Federal Reserve (“Fed”) communications that held market attention. Monetary policy divergence was reflected in currencies and equity markets. The U.S. dollar strengthened considerably, flirting with parity against the euro.

The second quarter carried on the eventful nature of 2015. Despite ongoing concerns over a Greek exit (“Grexit”) from the eurozone, a stock market bubble in China, a softer U.S. economy, illiquidity in fixed income markets, and geopolitical tensions, risk assets largely dismissed all of these negatives. Unsurprisingly, fixed income markets didn’t fare as well, with the Barclays U.S. Aggregate Bond Index falling.

The third quarter of 2015 was a tumultuous period as concerns over the global impact of China’s economic slowdown dominated global financial markets, with global equities slumping, credit spreads spiking and commodity prices taking another leg down. The market turmoil was sparked by escalating worries about the Chinese economy and the possible spill-over into other emerging and developed markets. A dovish message from the Fed at its September meeting, and a run of lackluster macroeconomic data from Japan seemed to further validate growth fears for developed economies.

Most risk assets rebounded in October after selling off in September. Meeting in late October, the Fed left rates unchanged as expected. However, a few changes in the language of its statement were received as more hawkish; the central bank explicitly noted the possibility of increasing interest rates at its next meeting in December.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Core Bond Class I2 returned 2.44%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.96%.

STRATEGY REVIEW

Interest rates were mixed across the yield curve as investors continued to digest messaging from the Fed over the year. The 2- to 10-year part of the curve flattened 42 basis points (bps) during the period, with the spread decreasing from 184 bps to 142 bps. Within Treasuries, the 30-year note finished as the best-performing bellwether, returning 4.54%. The Fund’s underweight in Treasury debt was negative for performance as most spread sectors trailed their risk-free counterparts.

Mortgage-backed securities (“MBS”) generally underperformed comparable-duration Treasury debt, posting a negative 35 bps of duration-neutral excess returns over Treasuries. The Fund’s mortgage allocation outperformed index pass-throughs during the year.

Corporate bonds finished as the worst-performing investment-grade domestic broad market sector during the period. Overall, the Barclays Corporate Index trailed comparable-duration Treasuries by 210 bps for the year, with industrial names being the worst performing sub-sector, underperforming Treasuries by 307 bps. The Fund’s underweight in credit contributed to performance, as the sector outperformed MBS on a comparable-duration basis.

The Fund’s sector allocations did not change dramatically throughout the year, remaining underweight Treasury debt, overweight in mortgage-backed securities and asset-backed securities, neutral in agency debentures and modestly underweight in corporate bonds.

The Fund’s duration ended the year at 4.86 years compared to 5.52 years for its benchmark.

Barbara Miller

Christopher Nauseda

Peter Simons, CFA

Henry Song, CFA

Co-Portfolio Manager

J.P. Morgan Investment Management, Inc.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	2.44%	3.28%	4.08%	07/01/2009
Barclays U.S. Aggregate Bond Index (A)	1.96%	3.03%	4.32%

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica Developing Markets Equity

(unaudited)

MARKET ENVIRONMENT

The reporting period was a difficult one for emerging markets. Market sentiment was negative throughout the reporting period, as investor concerns re-emerged regarding slow global growth and the potential for tighter liquidity if the U.S. normalizes interest rates. Currencies were a significant contributor to emerging markets equity losses in U.S. dollar terms. Resource exporters’ currencies were particularly hard hit, but few emerging market currencies were spared. Although emerging markets equities rebounded briefly during the first quarter of 2015 and produced positive performance in October 2015, they fell considerably for the overall reporting period given renewed concerns about slowing global growth, China’s macroeconomic deceleration and exceptional weakness in commodity prices and countries.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Developing Markets Equity Class I2 returned (18.83)%. By comparison, its benchmark, the MSCI Emerging Markets Index, returned (14.22)%.

STRATEGY REVIEW

A large portion of the performance challenges for the Fund this period was related to the overall market, which was negatively impacted by a slowdown in China, challenging economic environment in Brazil, the fall in commodity prices, global growth concerns and a potential increase in U.S. interest rates.

Relative to the Fund’s benchmark, on a country basis, the Fund’s underperformance stemmed primarily from underweight positions in South Korea and Taiwan, stock selection in Russia, and an overweight in Colombia. The Fund outperformed its benchmark in India, due primarily to stock selection. An overweight position in France, a non-index exposure, and stock selection in the Philippines also benefited the Fund. From a sector perspective, consumer staples and information technology holdings detracted most from performance. The Fund outperformed its benchmark within financials and health care due largely to stock selection.

Individual detractors from performance included Yandex (no longer held at year end), Magnit OJSC, and Glencore PLC. Yandex, the leading Internet search engine in Russia, suffered from the macroeconomic slowdown in Russia as well as the sharp depreciation of the Russian ruble. Magnit OJSC, a Russian grocery and convenience store chain company, has the largest share of the country’s formal retail market. Its shares fell along with the drop in the ruble, which in turn was driven by the drop in oil prices. A natural resource company, Glencore PLC was negatively impacted by declining commodity prices, which reduced the company’s profitability and put pressure on its balance sheet, sending the stock price down.

Top performing stocks included Ctrip.com International, Ltd., Tencent Holdings, Ltd., and New Oriental Education & Technology Group, Inc. Ctrip.com International, Ltd., an online trip aggregator in China, rallied late in the reporting period after the company and Qunar Cayman Islands, Ltd., which is controlled by Chinese Internet search leader Baidu, Inc., agreed to a share swap to create China’s largest online travel service. Tencent Holdings, Ltd., a Chinese Internet gaming company that has grown into a leading messaging service provider, began to provide other online services. In January, it opened one of the few licensed online banks in China. Tencent Holdings, Ltd. also received one of eight licenses to provide personal credit checking services to lenders. This news, combined with strong earnings announcements, boosted the share price. Chinese education company New Oriental Education & Technology Group, Inc. performed well in the closing month of the reporting period.

Looking ahead, the freefall in emerging market equities (particularly in U.S. dollar terms) has been painful. While the macro climate is clearly adverse, markets seem structurally oversold. Heuristic thinking about China, the emerging markets and commodities lacks nuance, presenting medium term opportunities. Currently, “Three C’s” – China, commodities and credit – dominate the narrative. However, there are few signs of any widespread or pandemic macro crises in emerging markets. In our view, prices are attractive, particularly for U.S. dollar investors, and the structural opportunities are visibly exciting.

Justin Leverenz, CFA

John Paul Lech

Co-Portfolio Managers

OppenheimerFunds, Inc.

Transamerica Funds	Annual Report 2015

Transamerica Developing Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	(18.83)%	(1.39)%	6.11%	12/06/2005
MSCI Emerging Markets Index (A)	(14.22)%	(2.47)%	5.01%

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in emerging and developing markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

(unaudited)

MARKET ENVIRONMENT

Over the course of 2015, global markets witnessed higher levels of volatility due to a confluence of geopolitical, economic and monetary factors. The Fund was launched at the beginning of the second quarter, a period in which global equity markets were at their recent highs. By the end of the quarter, global equity and credit markets were essentially flat and rates of U.S. Treasury bond yields rose on optimism of stronger growth. Corporate earnings, however, remained lackluster during the quarter due to a stronger U.S. dollar and softness in the global economy. Against this backdrop, merger and acquisition activity and corporate events continued at a healthy pace, particularly in the health care and media sectors.

Beginning in the third quarter, however, global financial and commodity markets sold off sharply. Led by concerns of a Greek exit from the eurozone, potential economic slowdown in China, and a hawkish U.S. Federal Reserve (“Fed”), investor sentiment turned very bearish. A flight to quality ensued over the summer and Treasury yields trended lower. As a result, corporate bond spreads in the U.S. widened dramatically due to fears of rapidly rising default rates across several sectors.

The markets finally rebounded in October, continuing the trend of higher volatility, as the Fed held off increasing interest rates at its September meeting, citing recent weakness in international markets. In addition, due to China reducing its reserve requirement and expectations that the European Central Bank would expand its quantitative easing program, investors became more optimistic about global growth.

PERFORMANCE

For the period ended October 31, 2015, Transamerica Event Driven Class I2 returned (3.30)%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, returned 0.18%.

STRATEGY REVIEW

We invest in companies involved or anticipated to become involved in corporate event or special situations. We also look to invest in opportunities related to security mispricings due to market volatility, the economic cycle or price dislocations due to market liquidity. We invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants.

Although the Fund commenced operations at the peak of the global markets in April, we outperformed the relevant event driven indices. However, the Fund generated negative returns during the past year. The event and special situations positions traded lower as global markets sold off sharply in the third quarter. A large detractor was our equity exposure. We utilized macro hedges to reduce unwanted portfolio volatility, which helped protect the downside during the market drawdown. Additionally, our short credit positions, which were identified by our research team as overvalued, generated positive returns when credit spreads widened during the selloff. The positive performance from the credit short positions was focused in the energy sector and select companies with over-levered balance sheets that were susceptible to an economic slowdown. Elevated levels of volatility in the third quarter benefited the Fund’s hedged convertible bond positions.

Our global investment team allows us to exploit opportunities across all geographies. The Fund, which is globally diversified, ended the period with 64% of the assets invested in North America, followed by 26% in Europe and 10% in Asia. On an attribution basis, international positions were the main contributors to performance, while North American positions were detractors.

During the period the Fund utilized derivatives. Derivatives negatively impacted performance.

Odell Lambroza

Tracy V. Maitland

Doug Teresko, CFA

Co-Portfolio Managers

Advent Capital Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Life of Class		Inception Date
Class I2 (NAV)	(3.30	)% (A)	03/31/2015
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (B)	0.18	% (A)

(A) Not annualized.

(B) The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

Global real estate shares generated a positive return over the past 12 months driven by Europe and the Americas, which was tempered by negative returns in the Asia-Pacific region. From a fundamental standpoint, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space – leading to higher occupancies, rents and values – and access to attractively-priced capital. While economic growth is expanding in most developed markets around the globe, the rate of improvement varies dramatically – from a relatively robust U.S. and U.K. to tepid but positively trending recoveries in the eurozone and Japan. Sentiment toward growth in Europe has benefited from an aggressive quantitative easing program announced by the European Central Bank in January 2015, which has buoyed the markets. U.S. has delivered modestly positive returns as economic and employment data have improved to the point where the U.S. Federal Reserve may decide to move from its zero interest rate policy. The Asia-Pacific region has lagged, largely as the result of investor uncertainty surrounding China’s devaluing its currency in August, which catalyzed worries about the overall health of the Chinese economy and its implications on the trajectory of global economic growth. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil which bodes well for continued low intermediate and long-term interest rates.

Given the increasingly material disconnect between valuations in the direct markets versus those in the listed markets, merger and acquisition (“M&A”) activity is picking up. We estimate that property companies are trading at a discount to net asset values. M&A activity among listed real estate companies may continue as property fundamentals remain robust, access to cheap capital remains available, and the valuation gap in the private markets versus the listed markets remains wide.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Global Real Estate Securities Class I2 returned 1.13%. By comparison, its benchmark, the S&P Developed Property Index, returned 3.00%.

STRATEGY REVIEW

The Fund offers a global strategy for real estate securities investors in the U.S., owning between 80 to 110 real estate stocks with the goal of outperforming the S&P Developed Property Index. The Fund seeks to invest in attractively-priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe and thus offers additional choices and diversification opportunities to the manager.

The Fund underperformed its benchmark. While it benefited from favorable positioning in the Americas and Europe, the impact of sub-par positioning in the Asia-Pacific region more than offset those contributors. The Fund’s overweight and holdings in Japan accounted for a majority of the relative shortfall.

The strongest contribution to relative performance was delivered via stock selection in the U.S., followed closely by the value added from good stock selection in the Hong Kong market. A high-conviction underweight to Canada, which was one of the poorest performing markets during the period, also added value. U.S. stock selection was particularly favorable in the health care, apartment and mall property sectors.

In Europe, stock selection benefited relative performance, driven by a bias toward London office and German residential. Asset allocation was also positive, the result of an overweight to the outperforming U.K. market.

Steven D. Burton, CFA

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Funds	Annual Report 2015

Transamerica Global Real Estate Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	1.13%	7.56%	6.20%	11/15/2005
S&P Developed Property Index (A)	3.00%	9.21%	6.26%

(A) The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in real estate securities and real estate investment trusts (“REITs”) involve special risks, such as the possible decline in value of real estate, extended vacancies, and uninsured damages from natural disasters. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

The 12-month period through October 31, 2015 began with optimistic forecasts of an acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices declined and remained at low levels, energy companies cut back on exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports. In the end, domestic economic growth came in at 2%, a slowdown from the 2.90% growth rate in the 2014 fiscal year.

Despite the unexpected slowdown, the U.S. led the developed world in economic growth. Japan and the eurozone continued to try to jumpstart their economies by engaging in quantitative easing. The real growth scare this year came from the emerging markets; the end of the commodity cycle exposed misallocated capital and larger underlying structural shifts. In the face of these facts, the U.S. Federal Reserve left the federal funds rate unchanged, and the yield on the bellwether 10-year U.S. Treasury declined.

The Barclays U.S. Aggregate Bond Index generated a 12-month total return of 1.96%, led by the more interest rate-sensitive index components like Treasuries, as well as mortgage-backed securities, which benefited from improving conditions in U.S. property markets. With Treasury yields declining, the differential or spread between Treasury and corporate yields widened, causing corporate bonds and agency securities to underperform.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Intermediate Bond Class I2 returned 1.67%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.96%.

STRATEGY REVIEW

The Fund underperformed its benchmark. We believed (and still do) that rising interest rates posed the largest risk to fixed income investors. To mitigate that risk, we underweighted the rate-sensitive Treasury and agency mortgage-backed security (“agency MBS”) asset classes. However, these market segments were among the best-performing when interest rates fell.

Because of our concerns about interest rate risk — and to capture additional yield — we overweighted investment grade corporate bonds, asset-backed securities (“ABS”), commercial MBS (“CMBS”) and non-agency MBS. As anticipated, these investments generated strong current income. They also chalked up positive total returns, despite the widening of yield spreads.

In the ABS space, decreasing supply helped to support prices. So, too, did the performance of the underlying collateral (i.e., loans) as consumers continued to pay their debts. CMBS benefited from the strength of U.S. real estate markets. Our investment grade holdings were focused on intermediate-term debt from financial institutions, which generally fared better than industrial and utility bonds for two reasons: financial institutions have strengthened their balance sheets since the financial crisis, and they are less vulnerable to changing oil prices.

The single largest detractor from performance relative to the benchmark was a small allocation to high yield bonds that generated a negative total return as spreads widened. With defaults at low levels and yields above 6%, we believed that the high yield sector (excluding most energy companies) offered attractive opportunities. We continue to believe that but have remained extra cautious in response to market volatility.

Brian Westhoff

Matt Buchanan

Brad Doyle

Doug Weih

Tyler Knight

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	10 Years or Life of Class	Inception Date
Class I2 (NAV)	1.67%	2.48%	03/01/2014
Barclays U.S. Aggregate Bond Index (A)	1.96%	3.00%

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica International Equity Opportunities

(unaudited)

MARKET ENVIRONMENT

During the first half of the period, despite declines in foreign exchange, credit and commodity markets, central banks kept monetary policy accommodative. For example, the U.S. tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures, which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both U.S. investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

PERFORMANCE

For the year ended October 31, 2015, Transamerica International Equity Opportunities Class I2 returned 0.74%. By comparison, its benchmark, the MSCI EAFE Index, returned 0.37%.

STRATEGY REVIEW

Stock selection in leisure stocks was a positive factor for performance relative to the Fund’s benchmark. The Fund’s overweight positions in communications company WPP PLC (United Kingdom), advertising and broadcasting company ProSiebenSat.1 Media SE (Germany) and entertainment company Sky PLC (United Kingdom) benefited relative performance, as all three stocks outperformed the benchmark.

An underweight position and holdings in the poorly-performing energy sector also aided relative performance. Not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) helped relative returns within the sector. An overweight in consumer staples also aided returns.

Stocks in other sectors that benefited relative performance included overweight positions in human resources and employment services provider Randstad Holding NV (Netherlands), medical equipment company Hoya Corp. (Japan), investment management and banking firm UBS Group AG (Switzerland), luxury goods company LVMH Moët Hennessy Louis Vuitton SE (France) and household products manufacturer Reckitt Benckiser Group PLC (United Kingdom). Not owning mining giant BHP Billiton (Australia) also bolstered relative results, as the company underperformed the benchmark.

The Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also aided relative performance. All of MFS® Investment Management’s investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Weak stock selection in both health care and transportation dampened relative performance. Within health care, the Fund’s timing in pharmaceutical company Novartis AG (Switzerland) was a notable detractor from relative results. Within transportation, owning shares of railroad company Canadian National Railway Co. (Canada) held back relative returns.

Elsewhere, the Fund’s overweight positions in global sourcing and supply chain management company Li & Fung, Ltd. (Hong Kong), electrical distribution equipment manufacturer Schneider Electric SE (France), energy-related service provider Engie SA (France), oil and gas exploration company Inpex Corp. (Japan), multinational power systems manufacturer Rolls-Royce Holdings PLC (United Kingdom), global technology company Smiths Group (United Kingdom) and banking and financial services company HSBC Holdings PLC (United Kingdom) weighed on relative performance; all seven companies underperformed the benchmark during the reporting period. The Fund’s out-of-benchmark position in financial services firm Itau Unibanco Holding SA (Brazil) also held back relative results.

Daniel Ling

Marcus Smith

Co-Portfolio Managers

MFS® Investment Management

Transamerica Funds	Annual Report 2015

Transamerica International Equity Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	0.74%	5.56%	2.85%	06/10/2008
MSCI EAFE Index (A)	0.37%	5.28%	1.03%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap

(unaudited)

MARKET ENVIRONMENT

International small company equities rose modestly over the period, with the S&P EuroPacific SmallCap Index yielding a total return of 8.45%. This did, however, represent significant outperformance of larger cap equities; the S&P EuroPacific Large/Midcap Index returned 0.12%.

The bulk of returns came in the first half of the fiscal year, supported in Japan by continued earnings momentum and hopes for improvements in corporate governance, and in Europe by further action from the European Central Bank. Outperformance by smaller companies was particularly pronounced in Europe. There was a distinct sectorial influence as small-cap outperformance was marked in financials and materials. In financials, smaller companies largely avoided the regulatory and capital adequacy concerns surrounding the large banks, while in materials greater diversity stood smaller companies in good stead as weaker commodity prices weighed on the large-cap mining companies. Smaller companies also outperformed large in the developed Pacific ex-Japan region, although overall returns were still negative in dollar terms reflecting widespread deflationary pressure and slowing regional economies, particularly China.

PERFORMANCE

For the year ended October 31, 2015, Transamerica International Small Cap Class I2 returned 6.35%. By comparison, its benchmark, the S&P EuroPacific SmallCap Index, returned 8.45%.

STRATEGY REVIEW

Emerging markets, a non-Index exposure, were the biggest headwind to relative performance of the Fund, with returns falling significantly short of developed market averages. Notable areas of weakness included financials (BR Properties SA and LPN Development PCL), information technology (Chroma ATE, Inc.) and materials (PT Holcim Indonesia (no longer held at year end)).

United Kingdom holdings also detracted as did unfavorable sector positioning within the country due to overweights in energy and industrials, and underweights in financials and consumer cyclicals. This was partly offset by strong selection among consumer discretionary holdings (Redrow PLC and SuperGroup PLC).

Stock selection in Japan was the main positive contributor to relative performance, notably in industrials (Nippon Densetsu Kogyo Co., Ltd., Trusco Nakayama Corp. and Kuroda Electric Co., Ltd.), information technology (OBIC Business Consultants Co., Ltd. and Kakaku.com, Inc.) and materials (JSP Corp. was a strong performer partly due to an offer to buy shares from its major shareholder as well as robust operating results).

Our holdings in Continental Europe also outperformed despite major headwinds in energy (collapse of Danish stock OW Bunker A/S within six months of its listing, and a reminder of the importance of diversification in small-cap investing) and financials, where our positive stance on insurance proved misplaced amid regulatory flux and low long-term interest rates. This particularly impacted our holdings in Delta Lloyd NV, Storebrand ASA and FBD Holdings PLC. These disappointments in Europe were more than compensated by strong performances across a range of other sectors, notably industrials (Maire Tecnimont SpA and Stabilus SA), materials (Smurfit Kappa Group PLC and BRAAS Monier Building Group SA), information technology (XING AG and Ubisoft Entertainment), and health care (Sorin (no longer held at year end) and Eurofins Scientific SE).

We have witnessed an extended period of outperformance by international smaller companies, which continued through recent months despite a cautious tone to equity markets overall. Despite this strong showing, we take comfort from the fact that small-cap valuations relative to large are still well within the historic range. In a low growth and perhaps inherently deflationary world, real growth will be highly prized. We will continue to seek well positioned smaller companies that can thrive within small but expanding niches benefiting from rapid change across a range of sectors and geographies.

Matthew F. Dobbs

Portfolio Manager

Schroder Investment Management North America Limited

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	6.35%	6.74%	4.17%	03/01/2008
S&P EuroPacific SmallCap Index (A)	8.45%	8.12%	3.93%

(A) The S&P EuroPacific SmallCap Index measures the performance of the smallest companies from select European and Pacific countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in small size companies involves greater risk than is customarily associated with more established companies. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica Long/Short Strategy

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets were able to extend their gains from those in the first 10 months of 2014. November 2014 turned out to be the strongest month of the quarter as investors focused on another record quarterly earnings season with significant contributions from revenue growth. However, this rise did not occur without volatility, as concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency, and increasing political uncertainty in Greece triggered another selloff in early December 2014.

By the middle of the fiscal year, investors felt relief when crude oil prices started to rebound and the U.S. dollar’s appreciation began to slow. Brisk merger-and-acquisition activity also was supportive of equities. However, investor sentiment remained cautious as global currency and fixed income markets were quite volatile.

Toward the end of the fiscal year, U.S. equity markets as measured by the S&P 500® suffered their worst calendar quarterly loss since the third quarter of 2011. Despite the volatility caused by concerns over growth in China and increased uncertainty around the U.S. Federal Reserve’s (“Fed”) initial interest rate increase, U.S. employment and consumer economic releases pointed to a continued gradual expansion. During October 2015, the last month of the fiscal year, U.S. equities rallied, with the S&P 500® experiencing the best monthly gain in four years. Stabilization in China’s foreign currency reserves as well as additional monetary easing by the People’s Bank of China helped improve market sentiment. Hints of more accommodative monetary policy by European Central Bank and the latest statement from the Fed were also viewed positively.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Long/Short Strategy Class I2 returned (2.81)%. By comparison its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill Index and the S&P 500® Index, returned 0.02% and 5.20%, respectively.

STRATEGY REVIEW

The Fund underperformed its benchmarks. The industrial cyclical, health care, and basic material sectors hurt the relative performance while the retail, software and hardware, and consumer cyclical sectors contributed.

Within media, a short position in Netflix, Inc. weighed on returns. During the summer, the company reported a strong earnings beat and raised subscriber guidance. Netflix, Inc. was also buoyed as earnings at traditional media companies seemed to indicate an accelerating consumer shift away from pay TV providers towards internet TV providers, such as Netflix, Inc. In the industrial cyclical sector, the long position in Union Pacific Corp. hurt performance during the period. Earnings showed that in the first half of 2015, the decline in coal volumes, a major part of the company’s revenues, was worse than anticipated.

On the positive side, in technology, Avago Technologies, Ltd. was a major contributor to performance during the period. The semiconductor company received a boost from its strong earnings reports as it continued to benefit from increased worldwide smartphone adoption, especially of the iPhone 6. Shares also rallied after the announcement that Avago Technologies, Ltd. would merge with competitor Broadcom Corp. In the media sector, owning Facebook, Inc. contributed to performance, particularly over the last few months of the period as second-quarter earnings showed high user growth and engagement, as well as impressive advertising revenue growth.

Steven G. Lee

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Transamerica Funds	Annual Report 2015

Transamerica Long/Short Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	(2.81)%	2.23%	(0.01)%	01/03/2007
BofA Merrill Lynch 3-Month Treasury Bill Index (A)	0.02%	0.07%	0.86%
S&P 500® Index (B)	5.20%	14.33%	6.69%

(A) The BofA Merrill Lynch 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. The Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Concerns over the global impact of China’s economic slowdown dominated financial markets in the third quarter. Additionally, the U.S. Federal Reserve’s decision to leave policy unchanged at its September meeting, in spite of robust U.S. economic data, was interpreted by markets as validating growth concerns and intensified market turmoil. While weakness in China may continue to weigh on global growth, we believe that sustained recovery in the U.S. and Europe may help to offset economic deceleration in China. Despite softer global growth and low inflation, we think that the continued improvement in employment, consumer spending and housing data in the U.S. justify the gradual normalization of policy.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Mid Cap Value Class I2 returned 3.96%. By comparison its benchmark, the Russell Midcap® Value Index, returned 0.47%.

STRATEGY REVIEW

The Fund continued to benefit from an underweight position in the energy sector, the top overall index underperformer. Despite the relative performance contribution, individual names within energy were among the leading absolute detractors from performance.

Shares of Southwestern Energy Co. sold off as the stock continued to react negatively to the weak natural gas market. In our view, Southwestern Energy Co. remained a well-positioned, natural gas exploration and production company with high-quality acreage in the Appalachian and Fayetteville basins. Turning to other areas within energy, master limited partnerships (“MLPs”) remained under pressure on concerns of commodity weakness and the potential impact on volumes. The closure of equity and debt capital markets to the MLPs has been a distinct negative for the midstream companies. Weakness in the capital markets has raised short-term concerns about the companies’ ability to fund their growth projects. Consequently, shares of Columbia Pipeline Group, Inc., the recent natural gas pipeline spin-off of NiSource, Inc., performed poorly as commodity prices were challenged for the past year. Columbia Pipeline Group, Inc. offered high-quality, visible and relatively lower-risk growth versus its midstream peers, in our view. Additionally, we believe the company is led by a capable management team, with a track record of consistent execution.

The Fund’s underweight in health care dragged on performance as merger and acquisition (“M&A”) activity in the managed care space was quite strong in the third quarter. Stock selection made up for some of the shortfall as shares of Cigna Corp. traded higher due to M&A activity excitement. Although the company rejected a takeover bid from Anthem, Inc. (not held), Cigna Corp. shares performed well. The company reported strong quarterly results and raised guidance.

Stock selection in consumer staples was a leading contributor largely due to our position in Kroger Co. The grocery operator’s shares traded higher on excellent performance from last year. Kroger Co. reported strong earnings and gave an encouraging outlook. We believe the company is well-positioned to capitalize on the continued shift toward organic fresh and prepared foods. Kroger Co. has been investing in its omni-channel platform, growing its organic food selection and successfully stealing market share from main competitors. We are very impressed with management’s innovative thinking and strong commitment to returning capital to shareholders through steady dividend raises and aggressive share buybacks.

Jonathan K.L. Simon

Lawrence Playford, CFA

Gloria Fu, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	3.96%	15.17%	9.30%	11/15/2005
Russell Midcap® Value Index (A)	0.47%	13.64%	8.24%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

The most defining event of the last couple of months of 2014 was the sharp decline in oil prices and accompanying market volatility. Uneven economic growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Meanwhile, growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

In addition to the European Central Bank’s (“ECB”) highly anticipated foray into quantitative easing (“QE”), the new year began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve (“Fed”) remained an outlier among central banks easing as officials reiterated their desire to hike rates sometime this year, emphasizing the importance of incoming data. Some trends from 2014 continued into 2015, including generalized U.S. dollar strength, lower oil prices and uncertainty as evidenced in the choppiness of risk assets.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in longer-dated U.S. Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to more QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations, and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

To close the fiscal year-ending October 2015, market sentiment and volatility reversed course as global growth concerns stemming from emerging markets and China diminished. Central banks helped alleviate third quarter volatility as the People’s Bank of China eased further and the ECB hinted at more QE. In U.S. markets, the Fed’s decidedly hawkish month-end statement indicated restored confidence in economic fundamentals and put a December rate hike back on the table. With this backdrop, oil prices moved higher and markets shifted into risky assets prompting a selloff in U.S. Treasuries.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Total Return Class I2 returned 1.72%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.96%.

STRATEGY REVIEW

While a focus on intermediate maturities was slightly positive for performance, this was more than offset by an underweight to U.S. duration, specifically to longer-dated issues, as yields fell. Allocations to European peripheries, specifically Spain and Italy, added to returns as spreads tightened on the back of the ECB’s accommodative measures. This was partially offset by tactical exposures to German sovereign debt as rates were choppy throughout the period. An allocation to local Mexican rates helped performance as yields rallied. Security and sector selection, specifically within financials and high yield credit, as well as an overall underweight to investment-grade credit contributed to returns as the credit spreads generally widened. Holdings of Treasury Inflation-Protected Securities detracted from returns however, given a decrease in inflation expectations alongside declining oil prices. Continued exposure to non-Agency mortgages contributed to returns as these securities benefited from limited supply and an ongoing housing recovery. Exposure to external emerging market (“EM”) debt was negative for returns as spreads widened. Lastly, long U.S. dollar currency positioning against the euro and yen, and more recently against a basket of EM currencies, added to returns as these currencies depreciated versus the dollar during the year.

During the year, derivatives were used in the Fund. Contribution from derivatives was positive during the fiscal year.

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Funds	Annual Report 2015

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	1.72%	2.77%	5.34%	11/15/2005
Barclays U.S. Aggregate Bond Index (A)	1.96%	3.03%	4.76%

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

This Fund will normally invest its assets in a diversified portfolio of fixed-income securities. The Fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, such as redemption fees; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2015, and held for the entire period until October 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)
Transamerica Core Bond	$1,000.00	$1,002.40	$2.62	$1,022.60	$2.65	0.52%
Transamerica Developing Markets Equity	1,000.00	876.90	6.24	1,018.60	6.72	1.32
Transamerica Event Driven	1,000.00	965.10	12.83	1,012.10	13.14	2.59	(D)
Transamerica Global Real Estate Securities	1,000.00	982.80	5.95	1,019.20	6.06	1.19
Transamerica Intermediate Bond	1,000.00	996.70	2.06	1,023.10	2.09	0.41
Transamerica International Equity Opportunities	1,000.00	937.50	4.69	1,020.40	4.89	0.96
Transamerica International Small Cap	1,000.00	966.60	5.60	1,019.50	5.75	1.13
Transamerica Long/Short Strategy	1,000.00	982.90	15.39	1,009.70	15.60	3.08
Transamerica Mid Cap Value	1,000.00	974.30	4.38	1,020.80	4.48	0.88
Transamerica Total Return	1,000.00	994.30	3.87	1,021.30	3.92	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition

At October 31, 2015

(unaudited)

Transamerica Core Bond

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.9%
AAA	11.7
AA	6.0
A	11.7
BBB	9.7
BB	0.8
B	0.4
CCC and Below	0.2
NR (Not Rated)	7.8
Net Other Assets (Liabilities)	(3.2)
Total	100.0%

Transamerica Developing Markets Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	90.6%
Securities Lending Collateral	8.1
Repurchase Agreement	6.5
Preferred Stocks	2.4
Warrant	0.0 *
Net Other Assets (Liabilities)	(7.6)
Total	100.0%

Transamerica Event Driven

Asset Allocation	Percentage of Net Assets
Convertible Bonds	47.9%
Common Stocks	28.6
Corporate Debt Securities	19.3
Securities Lending Collateral	17.3
Repurchase Agreement	9.4
Exchange-Traded Options Purchased	0.9
Exchange-Traded Funds Sold Short	(0.7)
U.S. Government Obligations Sold Short	(0.9)
Foreign Government Obligations Sold Short	(1.9)
Convertible Bonds Sold Short	(2.4)
Corporate Debt Securities Sold Short	(9.5)
Common Stocks Sold Short	(12.3)
Net Other Assets (Liabilities)^	4.3
Total	100.0%

Transamerica Global Real Estate Securities

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Securities Lending Collateral	13.8
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(13.8)
Total	100.0%

Transamerica Intermediate Bond

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	57.4%
AAA	15.1
AA	6.0
A	20.3
BBB	19.0
BB	1.7
B	0.9
NR (Not Rated)	1.7
Net Other Assets (Liabilities)	(22.1)
Total	100.0%

Transamerica International Equity Opportunities

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Securities Lending Collateral	2.5
Repurchase Agreement	1.7
Convertible Preferred Stock	0.9
Preferred Stock	0.0 *
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

Transamerica International Small Cap

Asset Allocation	Percentage of Net Assets
Common Stocks	95.5%
Securities Lending Collateral	9.9
Repurchase Agreement	4.8
Net Other Assets (Liabilities)	(10.2)
Total	100.0%

Transamerica Long/Short Strategy

Asset Allocation	Percentage of Net Assets
Common Stocks	88.0%
Repurchase Agreement	14.4
Common Stocks Sold Short	(56.4)
Net Other Assets (Liabilities)	54.0
Total	100.0%

Transamerica Mid Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	96.9%
Securities Lending Collateral	7.7
Repurchase Agreement	3.2
Net Other Assets (Liabilities)	(7.8)
Total	100.0%

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition (continued)

At October 31, 2015

(unaudited)

Transamerica Total Return

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	80.3%
AAA	7.7
AA	5.4
A	14.9
BBB	13.6
BB	6.6
B	5.4
CCC and Below	6.2
NR (Not Rated)	3.5
Net Other Assets (Liabilities)^	(43.6)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 9.5%
ABFC Trust
Series 2005-AQ1, Class A4
4.94%, 06/25/2035 (A)	$ 461,562	$ 473,410
Academic Loan Funding Trust
Series 2012-1A, Class A1
1.00%, 12/27/2022 (A) (B)	418,677	417,206
Series 2013-1A, Class A
1.00%, 12/26/2044 (A) (B)	880,748	862,189
Ally Auto Receivables Trust
Series 2015-SN1, Class A2A
0.93%, 06/20/2017	517,189	517,062
Series 2015-SN1, Class A3
1.21%, 12/20/2017	152,000	151,905
American Credit Acceptance Receivables Trust
Series 2014-2, Class A
0.99%, 10/10/2017 (B)	108,518	108,418
Series 2014-2, Class B
2.26%, 03/10/2020 (B)	295,000	295,484
Series 2015-1, Class A
1.43%, 08/12/2019 (B)	282,926	282,177
Series 2015-2, Class A
1.57%, 06/12/2019 (B)	493,081	492,232
American Homes 4 Rent Trust
Series 2014-SFR2, Class E
6.23%, 10/17/2036 (B)	200,000	207,854
Series 2014-SFR3, Class E
6.42%, 12/17/2036 (B)	225,000	235,288
Series 2015-SFR1, Class A
3.47%, 04/17/2052 (B)	495,513	486,893
Series 2015-SFR1, Class E
5.64%, 04/17/2052 (B)	275,000	272,896
Series 2015-SFR2, Class E
6.07%, 10/17/2045 (B)	450,000	455,435
American Tower Trust I
Series 2013-2A, Class 2A
3.07%, 03/15/2048 (B)	400,000	389,855
AmeriCredit Automobile Receivables Trust
Series 2014-1, Class A3
0.90%, 02/08/2019	975,928	974,870
ARLP Securitization Trust
Series 2015-1, Class A1
3.97%, 05/25/2055 (A) (B)	737,313	734,732
AXIS Equipment Finance Receivables II LLC
Series 2013-1A, Class A
1.75%, 03/20/2017 (B)	146,833	146,710
AXIS Equipment Finance Receivables III LLC
Series 2015-1A, Class A2
1.90%, 03/20/2020 (B)	440,994	440,455
B2R Mortgage Trust
Series 2015-1, Class A1
2.52%, 05/15/2048 (B)	331,839	326,087
Banc of America Funding Corp.
Series 2012-R6, Class 1A1
3.00%, 10/26/2039 (B) (C)	271,114	268,687
BCC Funding Corp. X
Series 2015-1, Class A2
2.22%, 10/20/2020 (B)	733,000	735,836

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Blue Elephant Loan Trust
Series 2015-1, Class A
3.12%, 12/15/2022 (B)	$ 548,995	$ 548,847
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 (B)	461,976	460,477
Cabela’s Credit Card Master Note Trust
Series 2015-2, Class A1
2.25%, 07/17/2023	185,000	185,153
California Republic Auto Receivables Trust
Series 2015-1, Class A3
1.33%, 04/15/2019	1,000,000	997,827
Series 2015-2, Class A3
1.31%, 08/15/2019	460,000	457,675
CAM Mortgage LLC
Series 2015-1, Class A
3.50%, 07/15/2064 (A) (B)	751,421	751,274
Capital Auto Receivables Asset Trust
Series 2013-4, Class A2
0.85%, 02/21/2017	110,040	110,019
Series 2014-2, Class A3
1.26%, 05/21/2018	650,000	650,011
CarFinance Capital Auto Trust
Series 2014-1A, Class A
1.46%, 12/17/2018 (B)	133,966	134,144
Series 2015-1A, Class A
1.75%, 06/15/2021 (B)	307,604	305,381
Carlyle Global Market Strategies Commodities Funding, Ltd.
Series 2014-1A, Class A
2.22%, 10/15/2021 (A) (B) (C)	866,667	866,667
CarMax Auto Owner Trust
Series 2013-4, Class A3
0.80%, 07/16/2018	146,241	146,055
CarNow Auto Receivables Trust
Series 2015-1A, Class A
1.69%, 01/15/2020 (B)	919,076	919,314
Chase Funding Trust
Series 2003-2, Class 2A2
0.76%, 02/25/2033 (A)	419,129	382,104
Series 2003-6, Class 1A5
5.35%, 11/25/2034 (A)	412,427	429,345
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A3
1.27%, 05/15/2019 (B)	250,000	250,080
Citi Held For Asset Issuance
Series 2015-PM1, Class A
1.85%, 12/15/2021 (B)	636,244	637,030
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP1, Class A
3.95%, 04/25/2032 (A) (B)	13,912	13,699
Consumer Credit Origination Loan Trust
Series 2015-1, Class A
2.82%, 03/15/2021 (B)	190,691	191,424
CPS Auto Receivables Trust
Series 2011-C, Class A
4.21%, 03/15/2019 (B)	172,820	174,033
Series 2012-A, Class A
2.78%, 06/17/2019 (B)	50,288	50,559

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust (continued)
Series 2012-B, Class A
2.52%, 09/16/2019 (B)	$ 429,449	$ 430,799
Series 2013-D, Class A
1.54%, 07/16/2018 (B)	500,585	499,513
Series 2014-A, Class A
1.21%, 08/15/2018 (B)	155,250	154,927
Series 2014-D, Class A
1.49%, 04/15/2019 (B)	680,659	677,621
Series 2014-D, Class C
4.35%, 11/16/2020 (B)	125,000	125,172
Series 2015-A, Class A
1.53%, 07/15/2019 (B)	423,505	421,344
Series 2015-A, Class C
4.00%, 02/16/2021 (B)	100,000	98,899
Series 2015-B, Class A
1.65%, 11/15/2019 (B)	788,996	784,347
Series 2015-C, Class D
4.63%, 08/16/2021 (B)	482,000	482,837
CPS Auto Trust
Series 2012-C, Class A
1.82%, 12/16/2019 (B)	284,730	284,257
Credit Acceptance Auto Loan Trust
Series 2014-1A, Class A
1.55%, 10/15/2021 (B)	600,000	598,352
Series 2014-2A, Class A
1.88%, 03/15/2022 (B)	500,000	498,443
Series 2015-2A, Class A
2.40%, 02/15/2023 (B)	726,000	725,429
Drive Auto Receivables Trust
Series 2015-AA, Class A2
1.01%, 11/15/2017 (B)	262,725	262,627
Series 2015-AA, Class D
4.12%, 07/15/2022 (B)	294,000	292,963
Series 2015-BA, Class B
2.12%, 06/17/2019 (B)	612,000	612,154
Series 2015-BA, Class D
3.84%, 07/15/2021 (B)	640,000	631,704
Series 2015-DA, Class D
4.59%, 01/17/2023 (B)	396,000	397,590
DT Auto Owner Trust
Series 2015-1A, Class A
1.06%, 09/17/2018 (B)	476,060	475,468
Exeter Automobile Receivables Trust
Series 2013-1A, Class A
1.29%, 10/16/2017 (B)	1,506	1,505
Series 2013-2A, Class A
1.49%, 11/15/2017 (B)	20,072	20,071
Series 2014-1A, Class A
1.29%, 05/15/2018 (B)	129,256	129,157
Series 2014-2A, Class A
1.06%, 08/15/2018 (B)	140,858	140,479
Series 2014-2A, Class C
3.26%, 12/16/2019 (B)	120,000	118,469
Series 2015-1A, Class A
1.60%, 06/17/2019 (B)	813,955	813,733
Series 2015-2A, Class A
1.54%, 11/15/2019 (B)	673,280	671,288

	Principal	Value
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018 (B)	$ 27,926	$ 27,937
Series 2015-1A, Class A2
1.21%, 04/15/2019 (B)	660,916	660,736
Series 2015-2A, Class A1
1.59%, 12/16/2019 (B)	545,635	546,184
FirstKey Lending Trust
Series 2015-SFR1, Class A
2.55%, 03/09/2047 (B)	825,019	810,971
Series 2015-SFR1, Class B
3.42%, 03/09/2047 (B)	385,000	382,112
Flagship Credit Auto Trust
Series 2014-1, Class A
1.21%, 04/15/2019 (B)	403,918	402,486
Series 2014-1, Class B
2.55%, 02/18/2020 (B)	95,000	94,976
Series 2015-1, Class A
1.63%, 06/15/2020 (B)	529,444	525,075
Series 2015-3, Class A
2.38%, 10/15/2020 (B)	1,437,000	1,436,996
Series 2015-3, Class B
3.54%, 03/15/2022 (B)	252,000	251,948
Series 2015-3, Class C
4.52%, 03/15/2022 (B)	189,000	188,941
Ford Credit Auto Owner Trust
Series 2015-A, Class A2A
0.81%, 01/15/2018	343,460	343,518
Series 2015-A, Class A3
1.28%, 09/15/2019	196,000	196,265
GCAT
Series 2015-2, Class A1
3.75%, 07/25/2020 (A) (B)	749,437	749,133
GLC II Trust
Series 2014-A, Class A
4.00%, 12/18/2020 (B)	589,171	587,698
GLC Trust
Series 2014-A, Class A
3.00%, 07/15/2021 (B)	482,304	476,275
GLS Auto Receivables Trust
Series 2015-1A, Class A
2.25%, 12/15/2020 (B)	788,237	785,452
GM Financial Automobile Leasing Trust
Series 2014-1A, Class A2
0.61%, 07/20/2016 (B)	118,337	118,309
Series 2015-1, Class A2
1.10%, 12/20/2017	258,718	258,964
Series 2015-1, Class A3
1.53%, 09/20/2018	128,000	127,941
GMAT Trust
Series 2013-1A, Class A
3.97%, 11/25/2043 (A) (B)	183,936	185,128
GO Financial Auto Securitization Trust
Series 2015-1, Class A
1.81%, 03/15/2018 (B)	704,438	703,946
Gold Key Resorts LLC
Series 2014-A, Class A
3.22%, 03/17/2031 (B)	343,267	342,699

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Green Tree Agency Advance Funding Trust I
Series 2015-T2, Class DT2
4.67%, 10/15/2048 (B)	$ 884,000	$ 880,994
Honda Auto Receivables Owner Trust
Series 2015-1, Class A2
0.70%, 06/15/2017	431,960	431,955
HSBC Home Equity Loan Trust
Series 2007-1, Class AS
0.39%, 03/20/2036 (A)	52,761	52,496
Series 2007-3, Class APT
1.39%, 11/20/2036 (A)	43,271	43,137
Hyundai Auto Receivables Trust
Series 2015-A, Class A2
0.68%, 10/16/2017	559,788	559,719
Series 2015-B, Class A2A
0.69%, 04/16/2018	156,000	155,861
Series 2015-B, Class A3
1.12%, 11/15/2019	233,000	232,345
KGS Alpha SBA Coof Trust, Interest Only STRIPS
0.82%, 08/25/2038 (A) (B)	5,539,968	159,274
Series 2014-2, Class A
3.14%, 04/25/2040 (A) (B)	800,483	109,817
LV Tower 52
Series 2013-1, Class A
5.50%, 07/15/2019 (B) (C)	937,583	931,301
Madison Avenue Manufactured Housing Contract Trust
Series 2002-A, Class M2
2.45%, 03/25/2032 (A)	47,881	47,877
MarketPlace Loan Trust
Series 2015-OD1, Class A
3.25%, 06/17/2017 (B)	393,639	393,639
Series 2015-OD2, Class A
3.25%, 08/17/2017 (B)	607,295	607,295
Series 2015-OD3, Class A
3.88%, 09/17/2017 (B)	1,177,267	1,173,573
Nationstar HECM Loan Trust
Series 2015-1A, Class A
3.84%, 05/25/2018 (B)	364,775	367,285
Normandy Mortgage Loan Co. LLC
Series 2013-NPL3, Class A
4.95%, 09/16/2043 (A) (B)	188,203	187,921
NRPL Trust
Series 2015-1A, Class A1
3.88%, 11/01/2054 (A) (B)	900,755	900,764
Series 2015-2A, Class A1
3.75%, 10/01/2057 (A)	899,119	896,376
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2015-T1, Class AT1
2.31%, 08/15/2046 (B)	900,000	897,825
Series 2015-T1, Class DT1
3.60%, 08/15/2046 (B)	300,000	299,156
Series 2015-T2, Class DT2
4.68%, 08/17/2048 (B)	321,000	321,201
NYMT Residential LLC
Series 2013-RP3A
4.85%, 09/25/2018 (A) (B) (C)	233,680	233,680

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Oak Hill Advisors Residential Loan Trust
Series 2014-NPL2, Class A1
3.48%, 04/25/2054 (A) (B)	$ 600,455	$ 599,080
Series 2015-NPL1, Class A1
3.47%, 01/25/2055 (A) (B)	574,577	573,751
Series 2015-NPL2, Class A1
3.72%, 07/25/2055 (A) (B)	871,654	867,317
Ocwen Freddie Advance Funding LLC
Series 2015-T1, Class AT1
2.06%, 11/15/2045 (B)	226,000	225,986
Ocwen Master Advance Receivables Trust
Series 2015-1, Class DT1
4.10%, 09/17/2046 (B)	657,000	656,015
OnDeck Asset Securitization Trust LLC
Series 2014-1A, Class A
3.15%, 05/17/2018 (B)	651,000	651,626
OneMain Financial Issuance Trust
Series 2014-1A, Class A
2.43%, 06/18/2024 (B)	1,130,000	1,130,128
Series 2014-1A, Class B
3.24%, 06/18/2024 (B)	161,000	161,618
Series 2015-1A, Class A
3.19%, 03/18/2026 (B)	892,000	900,679
Series 2015-2A, Class A
2.57%, 07/18/2025 (B)	1,750,000	1,745,450
Series 2015-2A, Class B
3.10%, 07/18/2025 (B)	372,000	370,843
PFS Tax Lien Trust
Series 2014-1
1.44%, 04/15/2016 (B)	114,930	114,883
Prestige Auto Receivables Trust
Series 2014-1A, Class A2
0.97%, 03/15/2018 (B)	456,478	456,179
Series 2015-1, Class A2
1.09%, 02/15/2019 (B)	272,261	271,886
Pretium Mortgage Credit Partners I LLC
Series 2015-NPL2, Class A1
3.75%, 07/27/2030 (A) (B)	747,963	747,732
Progreso Receivables Funding II LLC
Series 2014-A, Class A
3.50%, 07/08/2019 (B)	1,000,000	1,003,801
Progreso Receivables Funding III LLC
Series 2015-1, Class A
3.63%, 02/08/2020 (B)	883,000	885,682
Progreso Receivables Funding LLC
Series 2015-B, Class A
3.00%, 07/28/2020 (B)	401,000	401,424
Progress Residential Trust
Series 2015-SFR2, Class A
2.74%, 06/12/2032 (B)	1,022,000	1,005,983
Series 2015-SFR2, Class B
3.14%, 06/12/2032 (B)	478,000	466,030
Series 2015-SFR3, Class A
3.07%, 11/12/2032 (B) (D)	1,577,000	1,566,617
Series 2015-SFR3, Class D
4.67%, 11/12/2032 (B) (D)	100,000	99,371
Series 2015-SFR3, Class E
5.66%, 11/12/2032 (B) (D)	275,000	273,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
RAMP Trust
Series 2004-RZ1, Class M1
4.82%, 03/25/2034 (A)	$ 570,509	$ 581,487
Series 2006-RZ1, Class A3
0.50%, 03/25/2036 (A)	425,776	416,087
RBSHD Trust
Series 2013-1A, Class A
4.69%, 10/25/2047 (A) (B) (C)	336,921	337,310
RMAT LLC
Series 2015-NPL1, Class A1
3.75%, 05/25/2055 (A) (B)	335,834	332,510
Santander Drive Auto Receivables Trust
Series 2013-A, Class A3
1.02%, 01/16/2018 (B)	165,520	165,530
Series 2014-2, Class A3
0.80%, 04/16/2018	707,584	707,059
Series 2014-3, Class A3
0.81%, 07/16/2018	1,000,000	999,304
Series 2014-4, Class A2A
0.67%, 01/16/2018	127,786	127,677
Series 2015-S1, Class R1
1.93%, 09/17/2019 (B) (E)	255,769	255,129
Series 2015-S2, Class R1
1.84%, 11/18/2019 (B) (E)	67,704	67,535
Series 2015-S7, Class R1
1.97%, 03/16/2021 (B) (E)	266,359	265,693
Saxon Asset Securities Trust
Series 2003-1, Class AF6
4.80%, 06/25/2033 (A)	108,339	109,445
Selene Non-Performing Loans LLC
Series 2014-1A, Class A
2.98%, 05/25/2054 (A) (B)	278,521	276,110
SNAAC Auto Receivables Trust
Series 2014-1A, Class A
1.03%, 09/17/2018 (B)	83,482	83,469
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (B)	1,130,140	1,132,626
Series 2014-AA, Class B
4.61%, 10/25/2027 (B)	400,000	406,574
Springleaf Funding Trust
Series 2013-AA, Class A
2.58%, 09/15/2021 (B)	898,432	899,883
Series 2014-AA, Class A
2.41%, 12/15/2022 (B)	1,867,000	1,865,993
Series 2014-AA, Class B
3.45%, 12/15/2022 (B)	292,000	293,270
Series 2015-AA, Class A
3.16%, 11/15/2024 (B)	1,153,000	1,161,621
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2002-AL1, Class A2
3.45%, 02/25/2032	173,546	172,736
Series 2004-6XS, Class A5A
5.53%, 03/25/2034 (A)	324,367	333,865
Series 2004-6XS, Class A5B
5.55%, 03/25/2034 (A)	324,367	336,905
Trafigura Securitisation Finance PLC
Series 2014-1A, Class A
1.15%, 10/15/2021 (A) (B) (C)	1,063,000	1,063,334

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Tricon American Homes Trust
Series 2015-SFR1, Class A
1.45%, 05/17/2032 (A) (B)	$ 240,000	$ 234,795
U.S. Residential Opportunity Fund II Trust
Series 2015-1II, Class A
3.72%, 02/27/2035 (B)	469,055	469,011
U.S. Residential Opportunity Fund III Trust
Series 2015-1III, Class A
3.72%, 01/27/2035 (B)	654,545	653,036
Vericrest Opportunity Loan Trust
Series 2015-NPL3, Class A1
3.38%, 10/25/2058 (A) (B)	665,416	663,264
Volkswagen Auto Lease Trust
Series 2015-A, Class A2A
0.87%, 06/20/2017	474,294	473,892
VOLT XIX LLC
Series 2014-NP11, Class A1
3.88%, 04/25/2055 (A) (B)	398,560	399,368
VOLT XXII LLC
Series 2015-NPL4, Class A1
3.50%, 02/25/2055 (A) (B)	496,907	492,435
VOLT XXIV LLC
Series 2015-NPL6, Class A1
3.50%, 02/25/2055 (A) (B)	863,068	856,566
VOLT XXV LLC
Series 2015-NPL8, Class A1
3.50%, 06/26/2045 (A) (B)	1,811,559	1,793,463
VOLT XXVI LLC
Series 2014-NPL6, Class A2
4.25%, 09/25/2043 (A) (B)	326,505	322,747
VOLT XXVII LLC
Series 2014-NPL7, Class A1
3.38%, 08/27/2057 (A) (B)	1,423,910	1,421,012
VOLT XXX LLC
Series 2015-NPL1, Class A1
3.63%, 10/25/2057 (A) (B)	609,653	608,653
VOLT XXXI LLC
Series 2015-NPL2, Class A1
3.38%, 02/25/2055 (A) (B)	528,939	527,007
VOLT XXXIII LLC
Series 2015-NPL5, Class A1
3.50%, 03/25/2055 (A) (B)	1,334,432	1,322,730
VOLT XXXIX LLC
Series 2015-NP13, Class-A1
4.13%, 10/25/2045 (B)	577,000	575,738
VOLT XXXV LLC
Series 2015-NPL9, Class A1
3.50%, 06/26/2045 (A) (B)	625,952	625,189
Westgate Resorts LLC
Series 2012-2A, Class A
3.00%, 01/20/2025 (B)	198,201	198,449
World Omni Auto Receivables Trust
Series 2015-A, Class A2A
0.79%, 07/16/2018	303,576	303,535
Series 2015-A, Class A3
1.34%, 05/15/2020	129,000	128,999

Total Asset-Backed Securities (Cost $87,889,922)		88,009,573

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 20.2%
Aerospace & Defense - 0.2%
BAE Systems PLC
5.80%, 10/11/2041 (B)	$ 239,000	$ 269,124
Lockheed Martin Corp.
4.07%, 12/15/2042	120,000	111,420
4.25%, 11/15/2019	150,000	162,029
4.85%, 09/15/2041	190,000	198,324
Northrop Grumman Corp.
3.85%, 04/15/2045	49,000	43,993
Precision Castparts Corp.
3.25%, 06/15/2025	150,000	149,805
4.20%, 06/15/2035	150,000	150,649
United Technologies Corp.
4.15%, 05/15/2045	148,000	143,596
4.50%, 06/01/2042	257,000	262,615
9.08%, 11/15/2019	250,000	311,914

		1,803,469

Air Freight & Logistics - 0.1%
FedEx Corp.
3.90%, 02/01/2035	96,000	87,935
United Parcel Service of America, Inc.
8.38%, 04/01/2020	60,000	75,450
8.38%, 04/01/2030 (F)	200,000	285,311
United Parcel Service, Inc.
2.45%, 10/01/2022	186,000	183,688

		632,384

Airlines - 0.1%
Air Canada Pass-Through Trust
4.13%, 11/15/2026 (B)	115,129	116,856
American Airlines Pass-Through Trust
5.25%, 07/31/2022	74,103	78,549
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	228,728	234,446
5.98%, 10/19/2023	237,115	263,197
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	118,935	125,476
4.95%, 11/23/2020	176,580	184,968
5.30%, 10/15/2020	55,090	58,418

		1,061,910

Auto Components - 0.0% (G)
Johnson Controls, Inc.
4.25%, 03/01/2021	150,000	156,343
5.25%, 12/01/2041	300,000	293,323

		449,666

Automobiles - 0.5%
American Honda Finance Corp.
1.50%, 09/11/2017 (B) (H)	200,000	200,767
7.63%, 10/01/2018 (B)	300,000	348,525
Daimler Finance North America LLC
2.63%, 09/15/2016 (B)	200,000	202,238
2.88%, 03/10/2021 (B)	550,000	549,035
Ford Motor Credit Co. LLC
1.50%, 01/17/2017	363,000	361,995
2.24%, 06/15/2018	200,000	199,342
2.38%, 03/12/2019	600,000	594,044
3.98%, 06/15/2016	555,000	563,562
4.13%, 08/04/2025	212,000	216,970
4.25%, 09/20/2022	332,000	346,473

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
General Motors Financial Co., Inc.
3.20%, 07/13/2020	$ 377,000	$ 374,015
Hyundai Capital America
2.40%, 10/30/2018 (B)	143,000	143,032
Toyota Motor Credit Corp.
1.55%, 07/13/2018, MTN	111,000	111,521
2.80%, 07/13/2022, MTN	250,000	250,340

		4,461,859

Banks - 3.2%
ABN AMRO Bank NV
1.80%, 06/04/2018 (B)	279,000	277,955
4.75%, 07/28/2025 (B)	200,000	201,389
ANZ New Zealand International, Ltd.
1.75%, 03/29/2018 (B)	219,000	219,048
2.85%, 08/06/2020 (B) (H)	250,000	254,004
Australia & New Zealand Banking Group, Ltd.
4.88%, 01/12/2021, MTN (B)	137,000	152,796
Bank of America Corp.
3.30%, 01/11/2023, MTN	600,000	598,263
3.88%, 08/01/2025, MTN	291,000	296,066
3.95%, 04/21/2025, MTN	295,000	290,272
5.00%, 05/13/2021, MTN	75,000	82,428
5.63%, 07/01/2020, MTN	2,340,000	2,635,860
5.75%, 12/01/2017	220,000	237,710
5.88%, 02/07/2042, MTN	400,000	471,256
6.40%, 08/28/2017, MTN	1,325,000	1,435,341
6.88%, 04/25/2018, MTN	600,000	669,694
Bank of Montreal
1.40%, 04/10/2018 (H)	250,000	248,400
Bank of Nova Scotia
1.45%, 04/25/2018 (H)	455,000	453,613
1.85%, 04/14/2020 (H)	400,000	395,096
Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.35%, 02/23/2017 (B) (H)	435,000	439,534
Barclays Bank PLC
2.25%, 05/10/2017 (B) (H)	276,000	279,595
5.00%, 09/22/2016	100,000	103,479
Barclays PLC
2.88%, 06/08/2020	357,000	357,857
3.65%, 03/16/2025	223,000	215,669
5.25%, 08/17/2045	200,000	207,324
BB&T Corp.
2.45%, 01/15/2020, MTN	300,000	302,135
5.25%, 11/01/2019	90,000	98,993
6.85%, 04/30/2019, MTN	250,000	288,282
BNZ International Funding, Ltd.
2.35%, 03/04/2019 (B)	250,000	250,874
BPCE SA
1.63%, 01/26/2018, MTN	300,000	300,758
Canadian Imperial Bank of Commerce
2.25%, 07/21/2020 (B)	234,000	235,247
Citigroup, Inc.
2.15%, 07/30/2018	219,000	219,827
4.40%, 06/10/2025	118,000	119,274
4.65%, 07/30/2045	139,000	141,106
5.38%, 08/09/2020	87,000	97,833
8.13%, 07/15/2039	100,000	146,013
8.50%, 05/22/2019	550,000	664,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Commonwealth Bank of Australia
2.25%, 03/16/2017 (B)	$ 530,000	$ 538,407
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/2017	205,000	210,460
3.88%, 02/08/2022	300,000	317,561
5.80%, 09/30/2110 (B)	300,000	325,400
Discover Bank
4.20%, 08/08/2023	250,000	257,943
Fifth Third Bancorp
2.88%, 07/27/2020	208,000	209,418
Fifth Third Bank
1.45%, 02/28/2018	270,000	267,802
HSBC Holdings PLC
4.88%, 01/14/2022	1,520,000	1,672,275
5.10%, 04/05/2021	911,000	1,018,534
Huntington National Bank
2.00%, 06/30/2018	250,000	250,249
ING Bank NV
3.75%, 03/07/2017 (B)	400,000	412,244
KeyBank NA
3.18%, 10/15/2027	250,000	253,038
5.70%, 11/01/2017	245,000	261,670
Lloyds Bank PLC
1.75%, 03/16/2018	325,000	325,772
3.50%, 05/14/2025	200,000	200,290
Manufacturers & Traders Trust Co.
6.63%, 12/04/2017	250,000	274,099
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (B) (H)	200,000	199,211
National Australia Bank, Ltd.
2.00%, 06/20/2017 (B)	280,000	283,200
Nordea Bank AB
1.63%, 05/15/2018 (B)	500,000	498,073
4.88%, 05/13/2021 (B)	384,000	413,849
PNC Bank NA
6.88%, 04/01/2018	600,000	665,666
PNC Funding Corp.
5.13%, 02/08/2020	250,000	279,123
5.63%, 02/01/2017	130,000	136,533
6.70%, 06/10/2019	150,000	173,778
Royal Bank of Canada
1.20%, 09/19/2017 (H)	400,000	399,245
1.88%, 02/05/2021	500,000	494,232
Santander UK Group Holdings PLC
2.88%, 10/16/2020	360,000	359,809
Stadshypotek AB
1.88%, 10/02/2019 (B) (H)	530,000	529,166
Toronto-Dominion Bank
1.75%, 07/23/2018, MTN	244,000	245,161
US Bancorp
3.00%, 03/15/2022, MTN	233,000	237,212
4.13%, 05/24/2021, MTN	133,000	144,657
US Bank NA
2.13%, 10/28/2019	400,000	402,197
Wells Fargo & Co.
2.15%, 01/30/2020, MTN	1,300,000	1,296,330
2.60%, 07/22/2020, MTN	239,000	241,059

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
3.00%, 02/19/2025, MTN	$ 509,000	$ 492,105
3.30%, 09/09/2024, MTN	300,000	299,649
3.55%, 09/29/2025, MTN	400,000	400,574
3.68%, 06/15/2016 (F)	390,000	397,248
4.30%, 07/22/2027, MTN	367,000	378,722
4.65%, 11/04/2044, MTN	184,000	181,682
5.63%, 12/11/2017	150,000	162,819
Westpac Banking Corp.
2.00%, 03/03/2020 (B)	236,000	235,368

		29,728,835

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019	118,000	137,815
8.20%, 01/15/2039	240,000	339,029
Diageo Capital PLC
4.83%, 07/15/2020	90,000	99,312
5.75%, 10/23/2017	230,000	249,177
Heineken NV
1.40%, 10/01/2017 (B)	400,000	400,109
PepsiCo, Inc.
3.10%, 07/17/2022	148,000	151,834
4.60%, 07/17/2045 (H)	111,000	116,339
7.90%, 11/01/2018	21,000	24,804
SABMiller Holdings, Inc.
3.75%, 01/15/2022 (B)	200,000	204,534

		1,722,953

Biotechnology - 0.3%
AbbVie, Inc.
3.20%, 11/06/2022	141,000	139,597
3.60%, 05/14/2025	130,000	127,794
4.50%, 05/14/2035	261,000	248,980
Amgen, Inc.
2.13%, 05/01/2020	56,000	55,504
3.88%, 11/15/2021	400,000	422,429
5.15%, 11/15/2041	575,000	593,860
5.75%, 03/15/2040	165,000	182,808
Baxalta, Inc.
3.60%, 06/23/2022 (B)	67,000	67,814
5.25%, 06/23/2045 (B)	33,000	33,610
Biogen, Inc.
3.63%, 09/15/2022	147,000	149,459
5.20%, 09/15/2045	80,000	80,680
Celgene Corp.
1.90%, 08/15/2017	509,000	513,149
3.55%, 08/15/2022	98,000	99,581
5.00%, 08/15/2045	160,000	160,565
Gilead Sciences, Inc.
3.25%, 09/01/2022	108,000	109,520
4.60%, 09/01/2035	83,000	84,266

		3,069,616

Capital Markets - 1.6%
Bank of New York Mellon Corp.
2.20%, 03/04/2019, MTN	100,000	100,974
2.40%, 01/17/2017, MTN (H)	100,000	101,602
3.55%, 09/23/2021	509,000	534,971

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Bank of New York Mellon Corp. (continued)
4.60%, 01/15/2020, MTN	$ 40,000	$ 43,621
5.45%, 05/15/2019	200,000	222,539
BlackRock, Inc.
3.38%, 06/01/2022	174,000	179,695
Charles Schwab Corp.
3.23%, 09/01/2022	100,000	101,931
Credit Suisse AG
1.75%, 01/29/2018	250,000	250,674
3.00%, 10/29/2021	250,000	251,595
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025 (B)	250,000	244,420
4.88%, 05/15/2045 (B)	250,000	250,069
Deutsche Bank AG
1.88%, 02/13/2018	120,000	119,499
2.95%, 08/20/2020	150,000	150,424
6.00%, 09/01/2017	470,000	504,966
Goldman Sachs Group, Inc.
2.60%, 04/23/2020	99,000	99,406
2.75%, 09/15/2020	44,000	44,191
3.50%, 01/23/2025	178,000	175,968
3.75%, 05/22/2025	101,000	101,733
5.15%, 05/22/2045	48,000	48,182
5.38%, 03/15/2020, MTN	390,000	435,607
5.95%, 01/18/2018	320,000	349,175
6.15%, 04/01/2018	330,000	363,268
6.75%, 10/01/2037	200,000	241,024
7.50%, 02/15/2019, MTN	2,475,000	2,884,570
Invesco Finance PLC
4.00%, 01/30/2024 (H)	160,000	167,035
Macquarie Group, Ltd.
6.00%, 01/14/2020 (B)	450,000	499,193
6.25%, 01/14/2021 (B)	725,000	821,470
Morgan Stanley
3.95%, 04/23/2027	124,000	120,616
4.00%, 07/23/2025, MTN	396,000	407,226
5.00%, 11/24/2025	373,000	399,116
5.55%, 04/27/2017, MTN	170,000	179,961
5.63%, 09/23/2019, MTN	1,000,000	1,114,188
7.30%, 05/13/2019, MTN	1,800,000	2,099,234
Nomura Holdings, Inc.
6.70%, 03/04/2020	257,000	299,260
State Street Corp.
3.70%, 11/20/2023	615,000	642,077
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	138,000	137,453
UBS AG
4.88%, 08/04/2020, MTN	257,000	285,725
5.88%, 12/20/2017	110,000	119,233

		15,091,891

Chemicals - 0.4%
Agrium, Inc.
3.38%, 03/15/2025	120,000	112,119
4.13%, 03/15/2035	450,000	401,830
5.25%, 01/15/2045	114,000	113,824
Dow Chemical Co.
4.13%, 11/15/2021	174,000	183,898
E.I. du Pont de Nemours & Co.
4.90%, 01/15/2041	90,000	88,823

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Ecolab, Inc.
5.50%, 12/08/2041	$ 420,000	$ 472,329
Mosaic Co.
3.75%, 11/15/2021	209,000	211,996
4.88%, 11/15/2041	253,000	238,328
5.45%, 11/15/2033	472,000	490,304
Potash Corp. of Saskatchewan, Inc.
3.00%, 04/01/2025	137,000	128,491
6.50%, 05/15/2019	260,000	296,502
PPG Industries, Inc.
9.00%, 05/01/2021	310,000	400,432
Praxair, Inc.
2.65%, 02/05/2025	82,000	79,347
5.20%, 03/15/2017	150,000	158,174
Union Carbide Corp.
7.50%, 06/01/2025	400,000	501,166
7.75%, 10/01/2096	210,000	260,452

		4,138,015

Commercial Services & Supplies - 0.2%
ADT Corp.
3.50%, 07/15/2022	124,000	116,250
4.88%, 07/15/2042	147,000	112,455
Eaton Corp.
7.63%, 04/01/2024	500,000	633,579
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	175,000	187,403
5.25%, 10/01/2020 (B)	65,000	72,186
5.63%, 03/15/2042 (B)	141,000	151,382
6.70%, 06/01/2034 (B)	331,000	392,354
MUFG Americas Holdings Corp.
2.25%, 02/10/2020	54,000	53,578
Pitney Bowes, Inc.
5.60%, 03/15/2018, MTN	100,000	107,213
Tyco International Finance SA
5.13%, 09/14/2045	43,000	45,187
Waste Management, Inc.
3.90%, 03/01/2035	38,000	35,586
4.75%, 06/30/2020	319,000	350,047

		2,257,220

Communications Equipment - 0.1%
Cisco Systems, Inc.
2.45%, 06/15/2020 (H)	75,000	76,286
2.90%, 03/04/2021	55,000	56,760
3.00%, 06/15/2022	194,000	198,626
3.50%, 06/15/2025 (H)	73,000	75,775
3.63%, 03/04/2024	200,000	211,103
4.45%, 01/15/2020	75,000	82,380
5.90%, 02/15/2039	100,000	122,075

		823,005

Construction & Engineering - 0.1%
ABB Finance USA, Inc.
1.63%, 05/08/2017	210,000	210,761
2.88%, 05/08/2022	152,000	150,344
4.38%, 05/08/2042	128,000	129,553
Fluor Corp.
3.38%, 09/15/2021	547,000	565,288

		1,055,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.0% (G)
CRH America, Inc.
5.13%, 05/18/2045 (B)	$ 200,000	$ 207,280

Consumer Finance - 0.3%
American Express Co.
3.63%, 12/05/2024	63,000	62,993
7.00%, 03/19/2018	700,000	785,825
American Express Credit Corp.
1.80%, 07/31/2018, MTN	163,000	163,375
2.38%, 05/26/2020, MTN	212,000	211,719
Capital One Financial Corp.
3.50%, 06/15/2023	220,000	221,130
4.20%, 10/29/2025	162,000	161,999
4.75%, 07/15/2021	625,000	685,508
John Deere Capital Corp.
1.60%, 07/13/2018, MTN	71,000	71,289
2.75%, 03/15/2022, MTN	153,000	152,292
5.75%, 09/10/2018, MTN	100,000	110,915
PACCAR Financial Corp.
1.60%, 03/15/2017, MTN	197,000	198,396

		2,825,441

Distributors - 0.0% (G)
WW Grainger, Inc.
4.60%, 06/15/2045	68,000	72,425

Diversified Financial Services - 1.0%
Associates Corp. of North America
6.95%, 11/01/2018	1,934,000	2,200,414
Blackstone Holdings Finance Co. LLC
5.88%, 03/15/2021 (B) (H)	500,000	573,445
CME Group, Inc.
3.00%, 09/15/2022 - 03/15/2025	360,000	360,435
GE Capital International Funding Co.
2.34%, 11/15/2020 (B)	2,553,000	2,560,327
3.37%, 11/15/2025 (B)	744,000	752,137
4.42%, 11/15/2035 (B)	479,000	497,101
General Electric Capital Corp.
3.10%, 01/09/2023, MTN	287,000	290,510
4.65%, 10/17/2021, MTN	258,000	287,860
5.50%, 01/08/2020, MTN	510,000	579,287
6.00%, 08/07/2019, MTN	121,000	138,761
6.75%, 03/15/2032, MTN	139,000	182,290
Jefferies Group LLC
6.25%, 01/15/2036	260,000	244,633
6.45%, 06/08/2027	180,000	187,711
MassMutual Global Funding II
2.00%, 04/05/2017 (B)	170,000	172,003
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/2018	250,000	310,228

		9,337,142

Diversified Telecommunication Services - 1.2%
AT&T, Inc.
3.00%, 06/30/2022	296,000	290,340
3.40%, 05/15/2025	42,000	40,756
3.88%, 08/15/2021	1,300,000	1,354,982
4.50%, 05/15/2035	45,000	42,091
4.75%, 05/15/2046	44,000	40,399

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
5.35%, 09/01/2040	$ 898,000	$ 895,035
6.30%, 01/15/2038	500,000	555,897
BellSouth Corp.
6.55%, 06/15/2034	300,000	325,051
BellSouth Telecommunications LLC
6.30%, 12/15/2015	17,184	17,274
British Telecommunications PLC
5.95%, 01/15/2018	200,000	218,238
9.63%, 12/15/2030	180,000	271,397
Centel Capital Corp.
9.00%, 10/15/2019	450,000	522,075
Deutsche Telekom International Finance BV
8.75%, 06/15/2030	330,000	467,957
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	77,000	76,111
3.48%, 06/15/2050 (B)	81,000	79,920
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/2017	400,000	400,747
Orange SA
9.00%, 03/01/2031	430,000	624,822
Telefonica Emisiones SAU
5.13%, 04/27/2020	663,000	729,706
5.46%, 02/16/2021	91,000	101,554
Verizon Communications, Inc.
2.63%, 02/21/2020	82,000	82,815
3.00%, 11/01/2021	1,028,000	1,035,744
4.40%, 11/01/2034	337,000	316,757
4.50%, 09/15/2020	476,000	516,099
4.52%, 09/15/2048	129,000	115,884
4.67%, 03/15/2055	473,000	415,651
4.86%, 08/21/2046	214,000	204,863
5.05%, 03/15/2034	539,000	543,527
5.15%, 09/15/2023	286,000	318,777
5.85%, 09/15/2035	175,000	193,199
6.40%, 09/15/2033	16,000	18,492
6.55%, 09/15/2043	37,000	44,290
Verizon Pennsylvania LLC
8.35%, 12/15/2030	240,000	303,780

		11,164,230

Electric Utilities - 1.3%
AEP Texas Central Co.
6.65%, 02/15/2033	100,000	122,451
Alabama Power Co.
3.75%, 03/01/2045	47,000	43,027
6.00%, 03/01/2039	248,000	296,537
6.13%, 05/15/2038	77,000	93,684
American Electric Power Co., Inc.
1.65%, 12/15/2017	83,000	82,759
Appalachian Power Co.
5.95%, 05/15/2033	50,000	56,191
6.38%, 04/01/2036	200,000	243,282
6.70%, 08/15/2037	200,000	248,166
Arizona Public Service Co.
2.20%, 01/15/2020	50,000	49,756
4.50%, 04/01/2042 (H)	121,000	125,142
5.05%, 09/01/2041	303,000	336,345

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	$ 180,000	$ 200,524
8.88%, 11/15/2018	337,000	400,018
Comision Federal de Electricidad
4.88%, 05/26/2021 (B)	261,000	273,724
DTE Electric Co.
2.65%, 06/15/2022	68,000	66,228
3.70%, 03/15/2045	114,000	106,638
3.95%, 06/15/2042	101,000	98,050
Duke Energy Carolinas LLC
4.30%, 06/15/2020	156,000	169,835
6.00%, 01/15/2038	133,000	165,124
6.45%, 10/15/2032	100,000	125,313
Duke Energy Indiana, Inc.
3.75%, 07/15/2020	200,000	212,376
Duke Energy Progress LLC
3.00%, 09/15/2021	610,000	627,519
5.30%, 01/15/2019 (H)	80,000	88,618
Enel Finance International NV
5.13%, 10/07/2019 (B)	450,000	492,248
Florida Power & Light Co.
5.13%, 06/01/2041	112,000	128,536
Great Plains Energy, Inc.
4.85%, 06/01/2021	26,000	28,271
Hydro-Quebec
8.40%, 01/15/2022	420,000	549,063
9.40%, 02/01/2021	100,000	133,286
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/2042	479,247	523,731
Kansas City Power & Light Co.
5.30%, 10/01/2041	500,000	544,995
Massachusetts Electric Co.
5.90%, 11/15/2039 (B)	55,000	65,000
Nevada Power Co.
5.38%, 09/15/2040	52,000	58,441
5.45%, 05/15/2041	400,000	455,478
7.13%, 03/15/2019	100,000	115,881
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 (B)	50,000	54,021
NiSource Finance Corp.
5.80%, 02/01/2042	600,000	689,990
6.80%, 01/15/2019	200,000	227,398
Northern States Power Co.
5.35%, 11/01/2039	19,000	22,220
6.25%, 06/01/2036	100,000	128,513
Pacific Gas & Electric Co.
2.45%, 08/15/2022	181,000	173,629
3.25%, 09/15/2021	159,000	161,651
4.50%, 12/15/2041	200,000	203,422
5.40%, 01/15/2040	42,000	48,035
6.05%, 03/01/2034	60,000	72,553
PacifiCorp
5.50%, 01/15/2019 (H)	125,000	138,965
5.65%, 07/15/2018	100,000	110,301
6.25%, 10/15/2037	360,000	455,943
Pennsylvania Electric Co.
6.05%, 09/01/2017	150,000	161,635

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PPL Capital Funding, Inc.
4.20%, 06/15/2022	$ 165,000	$ 172,613
PPL Electric Utilities Corp.
2.50%, 09/01/2022	100,000	98,203
Progress Energy, Inc.
4.88%, 12/01/2019	200,000	217,741
6.00%, 12/01/2039	50,000	61,037
7.75%, 03/01/2031	150,000	203,373
Public Service Co. of Colorado
2.25%, 09/15/2022	137,000	133,050
3.20%, 11/15/2020	56,000	58,355
Public Service Co. of New Hampshire
3.50%, 11/01/2023	60,000	62,390
Public Service Co. of Oklahoma
5.15%, 12/01/2019 (H)	133,000	146,878
Public Service Electric & Gas Co.
3.65%, 09/01/2042, MTN	138,000	127,358
5.38%, 11/01/2039, MTN (H)	28,000	32,739
South Carolina Electric & Gas Co.
4.50%, 06/01/2064	58,000	54,648
Southern California Edison Co.
3.90%, 12/01/2041	100,000	96,436
5.50%, 03/15/2040	130,000	155,516
6.65%, 04/01/2029	300,000	382,123
Virginia Electric & Power Co.
2.95%, 01/15/2022	157,000	157,877
Wisconsin Electric Power Co.
2.95%, 09/15/2021	26,000	26,510
3.10%, 06/01/2025	82,000	82,220
3.65%, 12/15/2042	144,000	132,566
Xcel Energy, Inc.
4.70%, 05/15/2020	50,000	54,292
4.80%, 09/15/2041	116,000	119,938

		12,550,376

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
6.00%, 04/01/2020	385,000	423,551
6.88%, 06/01/2018	92,000	101,362
7.50%, 01/15/2027	310,000	370,107

		895,020

Energy Equipment & Services - 0.5%
ANR Pipeline Co.
9.63%, 11/01/2021	200,000	264,168
Buckeye Partners, LP
4.15%, 07/01/2023 (H)	148,000	134,151
4.88%, 02/01/2021	200,000	202,799
Cameron International Corp.
4.00%, 12/15/2023	85,000	87,127
Ensco PLC
5.20%, 03/15/2025	88,000	73,496
5.75%, 10/01/2044	56,000	42,429
Gulf South Pipeline Co., LP
4.00%, 06/15/2022	400,000	374,018
Halliburton Co.
3.50%, 08/01/2023	150,000	149,803
6.15%, 09/15/2019	70,000	79,298
7.60%, 08/15/2096 (B)	160,000	207,916

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Nabors Industries, Inc.
4.63%, 09/15/2021	$ 555,000	$ 505,197
5.00%, 09/15/2020 (H)	100,000	95,735
Noble Holding International, Ltd.
3.95%, 03/15/2022 (H)	87,000	65,221
4.00%, 03/16/2018	48,000	44,123
5.25%, 03/15/2042	253,000	156,697
Schlumberger Investment SA
3.30%, 09/14/2021 (B)	344,000	353,283
3.65%, 12/01/2023	164,000	170,327
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (B)	462,000	426,299
Transocean, Inc.
6.50%, 11/15/2020 (H)	85,000	68,071
6.88%, 12/15/2021	226,000	178,823
7.50%, 04/15/2031	200,000	135,000
Weatherford International, Ltd.
9.88%, 03/01/2039	655,000	611,298

		4,425,279

Food & Staples Retailing - 0.3%
Costco Wholesale Corp.
2.25%, 02/15/2022	129,000	126,945
CVS Health Corp.
2.75%, 12/01/2022	100,000	98,026
CVS Pass-Through Trust
5.93%, 01/10/2034 (B)	604,975	673,822
Kroger Co.
2.20%, 01/15/2017	123,000	124,911
5.40%, 07/15/2040	51,000	55,643
6.15%, 01/15/2020	300,000	342,899
7.50%, 04/01/2031	100,000	127,851
8.00%, 09/15/2029	175,000	238,069
Sysco Corp.
3.75%, 10/01/2025	102,000	103,824
Walgreen Co.
3.10%, 09/15/2022	516,000	498,503
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	63,000	62,960
4.50%, 11/18/2034	46,000	42,637
4.80%, 11/18/2044	100,000	92,626

		2,588,716

Food Products - 0.3%
Bunge, Ltd. Finance Corp.
8.50%, 06/15/2019	310,000	366,610
Cargill, Inc.
3.30%, 03/01/2022 (B)	250,000	253,397
7.35%, 03/06/2019 (B)	250,000	292,146
ConAgra Foods, Inc.
2.10%, 03/15/2018	159,000	158,118
Kraft Foods Group, Inc.
3.50%, 06/06/2022	180,000	183,564
5.38%, 02/10/2020	138,000	153,430
6.88%, 01/26/2039	196,000	244,373
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (B)	400,000	401,556
3.95%, 07/15/2025 (B)	269,000	275,429
5.00%, 07/15/2035 (B)	132,000	137,693

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	$ 38,000	$ 38,385
Mondelez International, Inc.
4.00%, 02/01/2024	500,000	521,956

		3,026,657

Gas Utilities - 0.2%
AGL Capital Corp.
3.50%, 09/15/2021	601,000	612,833
5.25%, 08/15/2019	100,000	108,907
5.88%, 03/15/2041	109,000	126,250
6.38%, 07/15/2016	300,000	310,695
Atmos Energy Corp.
8.50%, 03/15/2019	44,000	52,307
Boston Gas Co.
4.49%, 02/15/2042 (B)	330,000	325,565
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	352,000	372,036

		1,908,593

Health Care Equipment & Supplies - 0.0% (G)
Becton Dickinson and Co.
2.68%, 12/15/2019	38,000	38,431
3.73%, 12/15/2024	49,000	50,135
Medtronic, Inc.
3.15%, 03/15/2022	100,000	102,288
4.38%, 03/15/2035	125,000	129,451

		320,305

Health Care Providers & Services - 0.3%
Aetna, Inc.
4.50%, 05/15/2042	153,000	154,575
6.75%, 12/15/2037	305,000	378,750
Anthem, Inc.
3.13%, 05/15/2022	492,000	487,647
3.30%, 01/15/2023	105,000	104,116
4.65%, 01/15/2043	38,000	37,372
Cardinal Health, Inc.
3.75%, 09/15/2025	75,000	76,544
4.90%, 09/15/2045	45,000	45,924
Laboratory Corp. of America Holdings
3.20%, 02/01/2022	170,000	167,848
Medco Health Solutions, Inc.
7.13%, 03/15/2018	250,000	279,229
Texas Health Resources
4.33%, 11/15/2055	175,000	169,810
UnitedHealth Group, Inc.
3.35%, 07/15/2022	84,000	87,040
3.38%, 11/15/2021	412,000	428,851
4.63%, 07/15/2035	84,000	89,139

		2,506,845

Household Products - 0.0% (G)
Kimberly-Clark Corp.
2.40%, 03/01/2022	68,000	67,958

Independent Power and Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC
4.00%, 10/01/2020	600,000	625,491
5.75%, 10/01/2041	86,000	86,731

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Independent Power and Renewable Electricity Producers (continued)
PSEG Power LLC
4.15%, 09/15/2021	$ 91,000	$ 94,131
5.13%, 04/15/2020	151,000	165,110

		971,463

Industrial Conglomerates - 0.1%
Danaher Corp.
3.90%, 06/23/2021	261,000	279,168
Koninklijke Philips NV
3.75%, 03/15/2022 (H)	200,000	203,934
7.20%, 06/01/2026	500,000	613,877

		1,096,979

Insurance - 0.8%
ACE INA Holdings, Inc.
2.88%, 11/03/2022	130,000	130,171
3.15%, 03/15/2025	275,000	273,199
AIG SunAmerica Global Financing X
6.90%, 03/15/2032 (B)	800,000	1,024,973
Aon Corp.
3.13%, 05/27/2016	235,000	237,924
6.25%, 09/30/2040	83,000	96,763
Berkshire Hathaway Finance Corp.
4.40%, 05/15/2042	268,000	266,461
5.75%, 01/15/2040	100,000	119,355
CNA Financial Corp.
3.95%, 05/15/2024	282,000	283,755
Liberty Mutual Group, Inc.
5.00%, 06/01/2021 (B)	200,000	215,290
Lincoln National Corp.
4.20%, 03/15/2022	153,000	161,863
4.85%, 06/24/2021	58,000	63,215
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	176,000	176,571
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (B)	147,000	158,622
MetLife, Inc.
3.00%, 03/01/2025	200,000	194,997
Metropolitan Life Global Funding I
3.88%, 04/11/2022 (B)	720,000	758,478
Nationwide Mutual Insurance Co.
9.38%, 08/15/2039 (B)	200,000	302,344
New York Life Global Funding
2.15%, 06/18/2019 (B)	350,000	351,580
Pacific Life Global Funding
5.00%, 05/15/2017 (B)	100,000	104,572
Pacific Life Insurance Co.
9.25%, 06/15/2039 (B)	300,000	442,799
Principal Life Global Funding II
1.00%, 12/11/2015 (B)	145,000	145,107
2.25%, 10/15/2018 (B)	200,000	202,278
Prudential Insurance Co. of America
8.30%, 07/01/2025 (B)	900,000	1,190,062
Travelers Property Casualty Corp.
7.75%, 04/15/2026	450,000	597,346

		7,497,725

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
3.80%, 12/05/2024	263,000	274,439

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail (continued)
Amazon.com, Inc. (continued)
4.80%, 12/05/2034	$ 215,000	$ 225,947

		500,386

Internet Software & Services - 0.1%
eBay, Inc.
2.60%, 07/15/2022	537,000	502,158
4.00%, 07/15/2042	133,000	103,098

		605,256

IT Services - 0.3%
HP Enterprise Services LLC
7.45%, 10/15/2029	500,000	627,645
International Business Machines Corp.
1.25%, 02/08/2018	315,000	314,732
1.63%, 05/15/2020	277,000	271,338
4.00%, 06/20/2042 (H)	169,000	152,520
7.00%, 10/30/2025 (H)	508,000	656,985
Xerox Corp.
4.50%, 05/15/2021	80,000	80,117
5.63%, 12/15/2019 (H)	300,000	321,680

		2,425,017

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	176,000	175,814
4.15%, 02/01/2024	435,000	454,721

		630,535

Machinery - 0.2%
Caterpillar Financial Services Corp.
5.85%, 09/01/2017, MTN	150,000	162,081
7.05%, 10/01/2018, MTN	150,000	171,983
7.15%, 02/15/2019, MTN (H)	100,000	116,063
Caterpillar, Inc.
1.50%, 06/26/2017	115,000	115,727
2.60%, 06/26/2022 (H)	123,000	119,934
7.90%, 12/15/2018	250,000	295,864
Deere & Co.
2.60%, 06/08/2022	119,000	117,713
3.90%, 06/09/2042	107,000	102,751
Illinois Tool Works, Inc.
3.90%, 09/01/2042	624,000	601,931
Ingersoll-Rand Luxembourg Finance SA
2.63%, 05/01/2020	200,000	198,530
Pentair Finance SA
2.90%, 09/15/2018	131,000	131,300

		2,133,877

Media - 1.1%
21st Century Fox America, Inc.
6.20%, 12/15/2034	250,000	287,129
7.25%, 05/18/2018	155,000	175,103
7.30%, 04/30/2028	130,000	155,627
7.70%, 10/30/2025	300,000	382,615
8.88%, 04/26/2023	200,000	262,760
CBS Corp.
3.38%, 03/01/2022	63,000	62,955
4.00%, 01/15/2026	208,000	207,457
5.50%, 05/15/2033	150,000	149,498
CCO Safari II LLC
4.46%, 07/23/2022 (B)	391,000	396,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Safari II LLC (continued)
6.38%, 10/23/2035 (B)	$ 114,000	$ 117,430
6.83%, 10/23/2055 (B)	150,000	151,993
Comcast Cable Holdings LLC
10.13%, 04/15/2022	414,000	556,430
Comcast Corp.
6.50%, 11/15/2035	100,000	127,479
7.05%, 03/15/2033	1,300,000	1,701,825
Cox Communications, Inc.
4.80%, 02/01/2035 (B)	200,000	169,156
Cox Enterprises, Inc.
7.38%, 07/15/2027 (B)	200,000	230,344
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	400,000	429,258
6.00%, 08/15/2040	200,000	207,387
6.38%, 03/01/2041	240,000	259,186
Discovery Communications LLC
4.38%, 06/15/2021	344,000	357,862
Historic TW, Inc.
9.15%, 02/01/2023	200,000	262,877
NBCUniversal Media LLC
5.95%, 04/01/2041	210,000	254,050
TCI Communications, Inc.
7.13%, 02/15/2028	100,000	128,610
Thomson Reuters Corp.
3.95%, 09/30/2021 (H)	400,000	419,206
4.70%, 10/15/2019	75,000	81,399
Time Warner Cable, Inc.
6.75%, 07/01/2018	40,000	44,395
7.30%, 07/01/2038	90,000	97,493
Time Warner Cos., Inc.
7.57%, 02/01/2024	45,000	55,784
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	250,000	293,974
Time Warner, Inc.
3.60%, 07/15/2025	155,000	153,625
4.75%, 03/29/2021	140,000	153,236
6.25%, 03/29/2041	37,000	42,224
6.50%, 11/15/2036	50,000	58,625
7.63%, 04/15/2031	300,000	383,273
7.70%, 05/01/2032	100,000	128,598
Viacom, Inc.
3.88%, 12/15/2021	606,000	595,953
Walt Disney Co.
3.15%, 09/17/2025, MTN	250,000	256,787

		9,798,272

Metals & Mining - 0.3%
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018	82,000	82,262
3.25%, 11/21/2021	670,000	680,864
4.13%, 02/24/2042	300,000	278,636
6.50%, 04/01/2019	270,000	306,612
Freeport-McMoRan, Inc.
4.55%, 11/14/2024 (H)	250,000	200,000
5.40%, 11/14/2034	318,000	224,289
5.45%, 03/15/2043	227,000	162,021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Nucor Corp.
4.00%, 08/01/2023	$ 63,000	$ 64,030
Placer Dome, Inc.
6.45%, 10/15/2035	399,000	360,934
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020 (H)	80,000	83,389
3.75%, 09/20/2021	300,000	307,012

		2,750,049

Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.
3.75%, 11/15/2023 (H)	780,000	807,592
6.13%, 04/01/2036	310,000	372,156
CenterPoint Energy, Inc.
6.50%, 05/01/2018	180,000	198,969
Consolidated Edison Co. of New York, Inc.
5.70%, 06/15/2040	154,000	184,401
Consumers Energy Co.
2.85%, 05/15/2022	121,000	120,775
6.70%, 09/15/2019 (H)	100,000	116,748
Delmarva Power & Light Co.
4.00%, 06/01/2042	294,000	281,430
Dominion Resources, Inc.
4.90%, 08/01/2041	103,000	104,034
5.25%, 08/01/2033	500,000	525,796
6.40%, 06/15/2018	170,000	189,113
DTE Energy Co.
3.85%, 12/01/2023	152,000	157,436
San Diego Gas & Electric Co.
6.00%, 06/01/2026	320,000	398,405
Sempra Energy
6.00%, 10/15/2039	150,000	173,726
9.80%, 02/15/2019	400,000	491,228
WEC Energy Group, Inc.
3.55%, 06/15/2025	115,000	117,029

		4,238,838

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
5.13%, 01/15/2042	100,000	91,823
6.90%, 04/01/2029	200,000	238,343
7.45%, 07/15/2017	240,000	262,526
Nordstrom, Inc.
4.00%, 10/15/2021	301,000	318,822

		911,514

Oil, Gas & Consumable Fuels - 2.1%
Anadarko Holding Co.
7.15%, 05/15/2028	552,000	629,927
Anadarko Petroleum Corp.
8.70%, 03/15/2019	150,000	176,853
Apache Corp.
3.25%, 04/15/2022	111,000	109,349
4.75%, 04/15/2043	268,000	247,826
6.90%, 09/15/2018	180,000	203,716
BG Energy Capital PLC
5.13%, 10/15/2041 (B)	200,000	206,268
BP Capital Markets PLC
1.85%, 05/05/2017	429,000	433,168
3.06%, 03/17/2022	124,000	124,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
BP Capital Markets PLC (continued)
3.25%, 05/06/2022	$ 462,000	$ 468,377
3.81%, 02/10/2024	100,000	103,053
Burlington Resources Finance Co.
7.40%, 12/01/2031	290,000	373,038
Canadian Natural Resources, Ltd.
6.45%, 06/30/2033	299,000	316,187
Cenovus Energy, Inc.
3.00%, 08/15/2022 (H)	91,000	83,944
4.45%, 09/15/2042	162,000	130,343
6.75%, 11/15/2039	61,000	64,251
Chevron Corp.
2.36%, 12/05/2022	80,000	78,029
3.19%, 06/24/2023 (H)	47,000	48,050
CNOOC Finance Pty, Ltd.
2.63%, 05/05/2020	328,000	323,359
CNOOC Finance, Ltd.
1.13%, 05/09/2016	200,000	199,737
3.00%, 05/09/2023	254,000	240,471
ConocoPhillips
6.00%, 01/15/2020	105,000	120,388
6.65%, 07/15/2018	350,000	394,932
Devon Energy Corp.
3.25%, 05/15/2022 (H)	150,000	144,353
4.75%, 05/15/2042	224,000	200,410
7.95%, 04/15/2032	150,000	184,313
Ecopetrol SA
5.38%, 06/26/2026	135,000	125,972
Encana Corp.
6.50%, 05/15/2019	150,000	161,871
Energy Transfer Partners, LP
3.60%, 02/01/2023	134,000	118,478
4.75%, 01/15/2026	136,000	124,815
5.15%, 03/15/2045	45,000	35,914
Eni SpA
5.70%, 10/01/2040 (B)	900,000	878,914
EnLink Midstream Partners, LP
4.15%, 06/01/2025	130,000	118,593
Enterprise Products Operating LLC
3.35%, 03/15/2023	150,000	145,698
3.70%, 02/15/2026	127,000	120,713
3.75%, 02/15/2025	74,000	71,266
3.90%, 02/15/2024	112,000	110,780
4.05%, 02/15/2022	250,000	255,528
4.90%, 05/15/2046	110,000	100,820
4.95%, 10/15/2054	33,000	29,143
5.10%, 02/15/2045	32,000	30,092
EOG Resources, Inc.
2.63%, 03/15/2023 (H)	236,000	230,569
4.10%, 02/01/2021	300,000	321,063
Exxon Mobil Corp.
2.40%, 03/06/2022	300,000	299,575
Kerr-McGee Corp.
7.88%, 09/15/2031	300,000	372,861
Magellan Midstream Partners, LP
3.20%, 03/15/2025	80,000	73,869
Marathon Oil Corp.
2.80%, 11/01/2022	170,000	151,988

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.
4.15%, 12/15/2021	$ 120,000	$ 121,370
5.63%, 05/01/2021	57,000	57,797
5.88%, 06/01/2022	43,000	43,313
Occidental Petroleum Corp.
2.70%, 02/15/2023 (H)	400,000	391,069
3.50%, 06/15/2025	91,000	92,026
ONEOK Partners, LP
3.80%, 03/15/2020 (H)	200,000	201,358
4.90%, 03/15/2025 (H)	500,000	460,972
6.65%, 10/01/2036	220,000	200,613
Petro-Canada
5.35%, 07/15/2033	100,000	105,644
6.05%, 05/15/2018	312,000	341,520
7.88%, 06/15/2026 (H)	100,000	131,697
Petrobras Global Finance BV
4.38%, 05/20/2023 (H)	280,000	204,050
5.38%, 01/27/2021	400,000	325,500
6.25%, 03/17/2024 (H)	412,000	329,991
6.85%, 06/05/2115 (H)	25,000	17,155
Petroleos Mexicanos
4.50%, 01/23/2026 (B)	122,000	116,486
4.88%, 01/18/2024	81,000	80,935
5.63%, 01/23/2046 (B)	77,000	66,397
6.38%, 01/23/2045	228,000	216,030
Phillips 66
2.95%, 05/01/2017	161,000	164,637
4.30%, 04/01/2022	130,000	137,958
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	97,000	95,068
4.65%, 10/15/2025	450,000	449,089
4.90%, 02/15/2045	222,000	197,208
Shell International Finance BV
4.13%, 05/11/2035	158,000	157,883
4.30%, 09/22/2019	300,000	325,513
4.38%, 03/25/2020	410,000	448,341
6.38%, 12/15/2038	100,000	126,387
Sinopec Group Overseas Development, Ltd.
3.90%, 05/17/2022 (B)	200,000	205,765
Spectra Energy Capital LLC
3.30%, 03/15/2023	100,000	88,485
7.50%, 09/15/2038	125,000	134,154
Spectra Energy Partners, LP
3.50%, 03/15/2025	313,000	292,284
Statoil ASA
3.15%, 01/23/2022	313,000	320,854
4.25%, 11/23/2041	236,000	232,702
Suncor Energy, Inc.
5.95%, 12/01/2034	400,000	449,531
6.10%, 06/01/2018	250,000	274,680
Sunoco Logistics Partners Operations, LP
5.50%, 02/15/2020	250,000	268,664
Talisman Energy, Inc.
7.75%, 06/01/2019	385,000	424,329
Tosco Corp.
7.80%, 01/01/2027	160,000	204,448
8.13%, 02/15/2030	230,000	317,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Total Capital International SA
2.70%, 01/25/2023	$ 688,000	$ 678,155
3.75%, 04/10/2024 (H)	82,000	85,733
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	115,000	108,467
3.75%, 10/16/2023	135,000	135,059
6.50%, 08/15/2018	175,000	195,906

		19,505,981

Pharmaceuticals - 0.2%
Actavis Funding SCS
3.00%, 03/12/2020	125,000	125,423
3.45%, 03/15/2022	211,000	209,638
4.55%, 03/15/2035	235,000	223,975
Actavis, Inc.
3.25%, 10/01/2022	162,000	158,647
Bayer US Finance LLC
3.38%, 10/08/2024 (B)	200,000	201,377
Merck & Co., Inc.
2.35%, 02/10/2022	43,000	42,763
3.70%, 02/10/2045	20,000	18,313
Novartis Capital Corp.
2.40%, 09/21/2022	160,000	159,280
3.40%, 05/06/2024	395,000	412,880
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	181,000	181,844

		1,734,140

Real Estate Investment Trusts - 0.3%
Duke Realty, LP
3.88%, 02/15/2021	168,000	172,921
Equity Commonwealth
5.88%, 09/15/2020	485,000	531,017
6.65%, 01/15/2018	215,000	229,839
ERP Operating, LP
4.63%, 12/15/2021	479,000	522,330
HCP, Inc.
2.63%, 02/01/2020	232,000	229,802
3.40%, 02/01/2025	114,000	106,624
3.88%, 08/15/2024	105,000	102,442
4.20%, 03/01/2024	54,000	54,071
Realty Income Corp.
3.25%, 10/15/2022	250,000	242,530
Simon Property Group, LP
3.50%, 09/01/2025	120,000	120,398
4.38%, 03/01/2021 (H)	457,000	497,730
Ventas Realty, LP
3.50%, 02/01/2025	54,000	51,982
4.13%, 01/15/2026	79,000	79,042
Welltower, Inc.
4.00%, 06/01/2025	130,000	128,727

		3,069,455

Real Estate Management & Development - 0.0% (G)
Prologis, LP
3.75%, 11/01/2025	38,000	37,687

Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021 (H)	251,000	260,159
3.60%, 09/01/2020	125,000	131,427

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Burlington Northern Santa Fe LLC (continued)
5.75%, 05/01/2040	$ 300,000	$ 343,156
7.29%, 06/01/2036	90,000	115,719
Canadian National Railway Co.
5.85%, 11/15/2017	180,000	195,599
Canadian Pacific Railway Co.
6.13%, 09/15/2115	64,000	68,893
CSX Corp.
3.95%, 05/01/2050	42,000	36,498
4.25%, 06/01/2021	65,000	69,601
7.38%, 02/01/2019	350,000	406,159
Norfolk Southern Corp.
3.25%, 12/01/2021	166,000	168,306
6.00%, 03/15/2105	160,000	174,288
Ryder System, Inc.
2.50%, 03/01/2017, MTN	440,000	444,859
3.60%, 03/01/2016, MTN	132,000	133,016
Union Pacific Corp.
2.95%, 01/15/2023	43,000	43,063
4.16%, 07/15/2022 (H)	306,000	333,519
4.30%, 06/15/2042	148,000	151,041

		3,075,303

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.
3.30%, 10/01/2021	250,000	262,063
3.70%, 07/29/2025	97,000	100,731
4.80%, 10/01/2041	150,000	156,033
National Semiconductor Corp.
6.60%, 06/15/2017	200,000	216,989

		735,816

Software - 0.3%
Intuit, Inc.
5.75%, 03/15/2017	70,000	73,941
Microsoft Corp.
2.38%, 02/12/2022 - 05/01/2023	125,000	123,482
3.50%, 02/12/2035	77,000	71,245
3.63%, 12/15/2023 (H)	311,000	329,679
4.00%, 02/12/2055	81,000	70,561
4.20%, 11/03/2035	103,000	103,548
4.50%, 10/01/2040	70,000	72,453
4.75%, 11/03/2055	136,000	136,503
Oracle Corp.
2.38%, 01/15/2019	182,000	185,668
2.95%, 05/15/2025	200,000	195,638
5.00%, 07/08/2019	100,000	110,730
5.38%, 07/15/2040	123,000	137,238
6.13%, 07/08/2039	731,000	876,869
6.50%, 04/15/2038	200,000	254,795

		2,742,350

Specialty Retail - 0.1%
Home Depot, Inc.
2.63%, 06/01/2022	47,000	47,295
4.25%, 04/01/2046	145,000	146,789
Lowe’s Cos., Inc.
3.38%, 09/15/2025	119,000	120,848
5.50%, 10/15/2035 (H)	140,000	162,553
7.11%, 05/15/2037, MTN	120,000	159,290

		636,775

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
0.58%, 05/03/2018 (A)	$ 297,000	$ 297,147
2.15%, 02/09/2022	327,000	322,123
2.40%, 05/03/2023	494,000	483,306
2.85%, 05/06/2021	302,000	310,989
3.20%, 05/13/2025	160,000	162,562
3.45%, 02/09/2045	125,000	107,829

		1,683,956

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
3.38%, 02/01/2022 (B)	233,000	227,433
4.88%, 07/11/2022 (B)	500,000	525,229

		752,662

Water Utilities - 0.0% (G)
American Water Capital Corp.
3.85%, 03/01/2024	300,000	317,040

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV
2.38%, 09/08/2016	421,000	424,733
3.13%, 07/16/2022	236,000	233,534
Rogers Communications, Inc.
4.10%, 10/01/2023	213,000	220,918
5.45%, 10/01/2043	95,000	102,230
Vodafone Group PLC
1.63%, 03/20/2017	470,000	469,942
2.50%, 09/26/2022 (H)	75,000	70,253

		1,521,610

Total Corporate Debt Securities (Cost $182,561,417)		187,565,722

FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
African Development Bank
8.80%, 09/01/2019	500,000	617,491
Colombia Government International Bond
5.00%, 06/15/2045	200,000	177,500
Corp. Andina de Fomento
3.75%, 01/15/2016	795,000	799,396
Israel Government AID Bond
Series 2010-Z
Zero Coupon, 02/15/2025	2,250,000	1,731,049
Series 2011-Z
Zero Coupon, 11/15/2026	1,400,000	1,001,182
Mexico Government International Bond
3.50%, 01/21/2021, MTN (H)	731,000	751,833
4.75%, 03/08/2044, MTN	688,000	653,600
5.55%, 01/21/2045	190,000	201,400
5.75%, 10/12/2110	550,000	537,625
Peruvian Government International Bond
5.63%, 11/18/2050	45,000	48,600
Poland Government International Bond
4.00%, 01/22/2024	333,000	354,645
Province of Quebec, Canada
6.35%, 01/30/2026, MTN	285,000	360,901
Turkey Government International Bond
4.25%, 04/14/2026 (H)	210,000	201,600

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Turkey Government International Bond (continued)
5.75%, 03/22/2024	$ 365,000	$ 393,744

Total Foreign Government Obligations (Cost $7,732,613)		7,830,566

MORTGAGE-BACKED SECURITIES - 8.1%
A10 Securitization LLC
Series 2015-1, Class A1
2.10%, 04/15/2034 (B)	728,000	725,714
A10 Term Asset Financing LLC
Series 2013-2, Class A
2.62%, 11/15/2027 (B)	1,023,219	1,029,184
Series 2013-2, Class B
4.38%, 11/15/2027 (B)	250,000	252,420
Series 2014-1, Class A1
1.72%, 04/15/2033 (B)	711,251	708,233
Series 2014-1, Class A2
3.02%, 04/15/2033 (B)	603,000	605,052
Ajax Mortgage Loan Trust
Series 2015-B, Class A
3.88%, 07/25/2060 (A) (B)	328,265	328,985
American General Mortgage Loan Trust
Series 2006-1, Class A5
5.75%, 12/25/2035 (A) (B)	63,490	65,441
Series 2010-1A, Class A3
5.65%, 03/25/2058 (A) (B)	729,653	735,359
ASG Resecuritization Trust
Series 2009-1, Class A60
5.63%, 06/26/2037 (A) (B)	37,662	37,288
Series 2009-2, Class G60
4.66%, 05/24/2036 (A) (B)	62,845	62,806
Series 2009-3, Class A65
2.09%, 03/26/2037 (A) (B)	454,232	452,098
Series 2009-4, Class A60
6.00%, 06/28/2037 (B)	13,151	13,183
Series 2011-1, Class 3A50
2.62%, 11/28/2035 (A) (B)	287,156	282,479
Banc of America Alternative Loan Trust
Series 2003-11, Class 1A1
6.00%, 01/25/2034	82,983	87,285
Series 2003-11, Class 2A1
6.00%, 01/25/2034	107,907	112,296
Series 2003-7, Class 2A4
5.00%, 09/25/2018	101,295	102,310
Series 2004-1, Class 1A1
6.00%, 02/25/2034	302,412	321,199
Series 2004-1, Class 5A1
5.50%, 02/25/2019	21,399	21,808
Series 2004-8, Class 3A1
5.50%, 09/25/2019	37,166	36,413
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4
5.89%, 07/10/2044 (A)	544,932	551,942
Series 2006-4, Class A4
5.63%, 07/10/2046	428,889	434,279
Series 2006-5, Class A4
5.41%, 09/10/2047	212,282	216,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust
Series 2004-3, Class 1A1
5.50%, 10/25/2034	$ 273,345	$ 284,114
Series 2004-C, Class 1A1
2.86%, 12/20/2034 (A)	61,113	60,523
Series 2005-E, Class 4A1
2.77%, 03/20/2035 (A)	1,069,398	1,064,665
Series 2010-R11A, Class 1A6
5.18%, 08/26/2035 (A) (B)	215,013	216,973
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	149,711	149,695
Banc of America Mortgage Trust
Series 2003-3, Class 2A1
0.75%, 05/25/2018 (A)	27,652	26,930
Series 2003-4, Class 2A1
0.75%, 06/25/2018 (A)	57,935	56,626
Series 2003-6, Class 2A1
0.65%, 08/25/2018 (A)	27,117	26,832
Series 2003-C, Class 3A1
2.62%, 04/25/2033 (A)	60,662	61,392
Series 2003-E, Class 2A2
2.79%, 06/25/2033 (A)	209,883	210,949
Series 2004-3, Class 1A26
5.50%, 04/25/2034	158,509	161,162
Series 2004-3, Class 3A1
5.00%, 04/25/2019	26,327	26,743
Series 2004-5, Class 4A1
4.75%, 06/25/2019	14,402	14,445
Series 2004-C, Class 2A2
2.71%, 04/25/2034 (A)	385,607	389,827
BCAP LLC Trust
Series 2009-RR13, Class 17A2
5.50%, 04/26/2037 (A) (B)	124,263	126,872
Series 2009-RR14, Class 3A2
2.50%, 08/26/2035 (A) (B)	499,968	499,196
Series 2009-RR5, Class 8A1
5.50%, 11/26/2034 (B)	154,507	165,029
Series 2010-RR12, Class 2A5
4.50%, 01/26/2036 (A) (B)	257,998	256,330
Series 2010-RR5, Class 2A5
5.40%, 04/26/2037 (A) (B)	284,904	289,463
Series 2010-RR6, Class 22A3
4.24%, 06/26/2036 (A) (B)	143,724	143,877
Series 2010-RR7, Class 16A1
0.90%, 02/26/2047 (A) (B)	41,111	41,009
Series 2010-RR7, Class 1A5
2.68%, 04/26/2035 (A) (B)	115,571	114,214
Series 2010-RR7, Class 2A1
2.25%, 07/26/2045 (A) (B)	716,984	718,891
Series 2010-RR8, Class 3A3
2.74%, 05/26/2035 (A) (B)	35,246	35,176
Series 2010-RR8, Class 3A4
2.74%, 05/26/2035 (A) (B)	773,000	743,392
Series 2011-RR10, Class 2A1
1.05%, 09/26/2037 (A) (B)	1,273,874	1,224,928
Series 2011-RR4, Class 6A3
5.00%, 08/26/2037 (A) (B)	598,321	603,969

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust (continued)
Series 2011-RR5, Class 11A3
0.34%, 05/28/2036 (A) (B)	$ 261,857	$ 258,791
Series 2012-RR10, Class 3A1
0.38%, 05/26/2036 (A) (B)	405,572	388,495
Series 2012-RR2, Class 1A1
0.36%, 08/26/2036 (A) (B)	267,044	264,195
Series 2012-RR3, Class 2A5
2.06%, 05/26/2037 (A) (B)	504,282	504,656
Series 2015-RR4, Class 1A1
1.20%, 09/11/2038 (A) (B)	430,963	405,004
Bear Stearns Alt-A Trust
Series 2005-2, Class 1A1
0.70%, 03/25/2035 (A)	227,461	223,297
Bear Stearns ARM Trust
Series 2003-4, Class 3A1
2.44%, 07/25/2033 (A)	92,407	92,753
Series 2004-2, Class 14A
3.06%, 05/25/2034 (A)	55,503	55,267
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class A4
5.52%, 03/11/2039 (A)	74,044	74,206
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS
Series 2005-PWR8, Class X1
0.33%, 06/11/2041 (A) (B)	478,924	114
CD Commercial Mortgage Trust, Interest Only STRIPS
Series 2007-CD4, Class XC
0.37%, 12/11/2049 (A) (B)	32,426,344	118,123
Chase Mortgage Finance Trust
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	359,062	363,402
Series 2007-A1, Class 1A3
2.64%, 02/25/2037 (A)	1,286,874	1,274,002
Series 2007-A1, Class 2A1
2.66%, 02/25/2037 (A)	286,197	286,848
Series 2007-A1, Class 7A1
2.61%, 02/25/2037 (A)	192,717	193,346
Series 2007-A1, Class 9A1
2.64%, 02/25/2037 (A)	113,466	112,514
Series 2007-A2, Class 1A1
2.69%, 07/25/2037 (A)	58,802	58,544
Series 2007-A2, Class 2A1
2.66%, 07/25/2037 (A)	354,469	357,557
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26
5.50%, 04/25/2034	245,417	257,608
Series 2004-3, Class A4
5.75%, 04/25/2034	368,126	383,178
Series 2004-5, Class 1A4
5.50%, 06/25/2034	352,578	366,480
Series 2004-8, Class 2A1
4.50%, 06/25/2019	19,132	19,630
Series 2004-J4, Class 2A1
5.00%, 05/25/2019	37,430	37,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/2049	$ 496,811	$ 509,006
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-HYB1, Class A
2.74%, 09/25/2033 (A)	240,691	240,457
Citigroup Mortgage Loan Trust
Series 2003-1, Class 3A4
5.25%, 09/25/2033	176,470	176,702
Series 2005-2, Class 2A11
5.50%, 05/25/2035	205,240	213,585
Series 2008-AR4, Class 1A1A
2.72%, 11/25/2038 (A) (B)	679,350	677,642
Series 2009-10, Class 1A1
2.52%, 09/25/2033 (A) (B)	447,650	452,972
Series 2009-11, Class 3A1
5.75%, 05/25/2037 (A) (B)	301,698	309,904
Series 2010-7, Class 10A1
2.61%, 02/25/2035 (A) (B)	90,295	89,780
Series 2010-8, Class 5A6
4.00%, 11/25/2036 (B)	1,440,666	1,456,030
Series 2010-8, Class 6A6
4.50%, 12/25/2036 (B)	1,383,197	1,405,256
COBALT CMBS Commercial Mortgage Trust
Series 2006-C1, Class A4
5.22%, 08/15/2048	483,289	495,556
Series 2006-C1, Class AM
5.25%, 08/15/2048	1,000,000	1,020,011
COBALT CMBS Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C1
0.78%, 08/15/2048 (A)	16,635,635	119,537
COMM Mortgage Trust
Series 2015-CR25, Class A4
3.76%, 08/10/2048	562,000	585,522
COMM Mortgage Trust, Interest Only STRIPS
Series 2012-CR2, Class XA
1.83%, 08/15/2045 (A)	2,107,889	187,727
COOF Securitization Trust, Ltd., Interest Only STRIPS
Series 2014-1, Class A
3.04%, 06/25/2040 (A) (B)	990,621	118,193
Credit Suisse Commercial Mortgage Trust
Series 2006-C2, Class A3
5.66%, 03/15/2039 (A)	1,050,803	1,054,076
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	111,191	114,851
Series 2003-27, Class 5A4
5.25%, 11/25/2033	182,317	185,986
Series 2003-29, Class 5A1
7.00%, 12/25/2033	169,611	179,103
Series 2003-29, Class 8A1
6.00%, 11/25/2018	53,949	56,031
Series 2003-AR15, Class 3A1
2.89%, 06/25/2033 (A)	203,316	201,997

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp. (continued)
Series 2004-4, Class 2A4
5.50%, 09/25/2034	$ 308,968	$ 324,575
Series 2004-5, Class 3A1
5.25%, 08/25/2019	134,570	137,575
Series 2004-8, Class 1A4
5.50%, 12/25/2034	325,179	351,637
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 19A3
6.00%, 01/27/2038 (B)	101,567	103,973
CSMC Trust
Series 2010-11R, Class A6
1.19%, 06/28/2047 (A) (B)	1,135,339	1,097,669
Series 2010-16, Class A3
3.36%, 06/25/2050 (A) (B)	226,149	226,841
Series 2010-17R, Class 1A1
2.41%, 06/26/2036 (A) (B)	167,685	169,856
Series 2011-16R, Class 7A3
3.50%, 12/27/2036 (A) (B)	152,635	153,458
Series 2011-6R, Class 3A1
2.92%, 07/28/2036 (A) (B)	280,120	281,420
Series 2011-9R, Class A1
2.19%, 03/27/2046 (A) (B)	14,292	14,296
Series 2012-3R, Class 1A1
2.38%, 07/27/2037 (A) (B)	430,302	428,812
Series 2014-ICE, Class A
1.00%, 04/15/2027 (A) (B)	841,000	837,752
DBRR Trust, Interest Only STRIPS
Series 2011-C32, Class A3X1
2.02%, 06/17/2049 (A) (B)	6,000,000	99,203
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1
5.81%, 02/25/2020 (A)	114,472	117,518
FDIC Trust Series 2013-N1, Class A
4.50%, 10/25/2018 (B)	31,554	31,616
First Horizon Mortgage Pass-Through Trust
Series 2004-AR2, Class 2A1
2.75%, 05/25/2034 (A)	298,853	296,974
GMACM Mortgage Loan Trust
Series 2003-AR1, Class A4
3.14%, 10/19/2033 (A)	88,515	87,570
Series 2003-AR2, Class 2A4
2.95%, 12/19/2033 (A)	707,925	694,194
Series 2004-J5, Class A7
6.50%, 01/25/2035	729,809	770,982
Series 2004-J6, Class 1A1
5.00%, 01/25/2020	54,806	56,288
GS Mortgage Securities Trust, Interest Only STRIPS
Series 2006-GG8, Class X
0.57%, 11/10/2039 (A) (B)	7,967,386	26,988
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF
0.55%, 09/25/2035 (A) (B)	1,060,839	903,325
GSMPS Mortgage Loan Trust, Interest Only STRIPS
Series 2005-RP3, Class 1AS
4.64%, 09/25/2035 (A) (B)	795,629	100,593

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4
5.25%, 06/25/2033	$ 562,708	$ 578,236
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	539,452	558,564
Series 2005-5F, Class 8A3
0.70%, 06/25/2035 (A)	31,796	30,217
Impac CMB Trust
Series 2005-4, Class 2A1
0.80%, 05/25/2035 (A)	218,541	214,465
Impac Secured Assets CMN Owner Trust
Series 2003-2, Class A1
5.50%, 08/25/2033	74,672	76,388
Impac Secured Assets Trust
Series 2006-1, Class 2A1
0.55%, 05/25/2036 (A)	530,395	513,570
Series 2006-2, Class 2A1
0.55%, 08/25/2036 (A)	275,543	269,044
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11, Class AJ
5.42%, 08/12/2037 (A)	133,354	133,305
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (A)	1,265,658	1,279,121
Series 2006-CB16, Class A1A
5.55%, 05/12/2045	892,750	913,551
Series 2006-CB16, Class A4
5.55%, 05/12/2045	72,188	73,533
Series 2006-LDP9, Class A3SF
0.35%, 05/15/2047 (A)	355,125	352,511
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS
Series 2006-CB15, Class X1
0.21%, 06/12/2043 (A)	39,712,133	48,890
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1
2.71%, 07/25/2034 (A)	84,523	87,105
Series 2004-A4, Class 1A1
2.81%, 09/25/2034 (A)	68,685	70,337
Series 2004-S1, Class 1A7
5.00%, 09/25/2034	17,539	18,118
Series 2005-A1, Class 3A4
2.69%, 02/25/2035 (A)	233,137	238,070
Series 2006-A2, Class 5A3
2.57%, 11/25/2033 (A)	506,999	508,485
Series 2006-A3, Class 6A1
2.74%, 08/25/2034 (A)	52,443	52,705
JPMorgan Re-REMIC Trust
Series 2009-6, Class 4A1
2.66%, 09/26/2036 (A) (B)	106,640	107,312
Series 2010-4, Class 7A1
1.99%, 08/26/2035 (A) (B)	38,814	38,724
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.82%, 06/15/2038 (A)	359,840	365,252
Series 2006-C7, Class A3
5.35%, 11/15/2038	400,000	410,248

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C1, Class XCL
0.41%, 02/15/2041 (A) (B)	$ 11,095,403	$ 6,960
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.73%, 04/21/2034 (A)	579,695	582,362
Series 2004-13, Class 3A7
2.77%, 11/21/2034 (A)	357,116	365,231
MASTR Alternative Loan Trust
Series 2003-9, Class 2A1
6.00%, 12/25/2033	77,607	79,301
Series 2004-5, Class 5A1
4.75%, 06/25/2019	48,756	49,827
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6
5.25%, 12/25/2033	514,284	540,745
Series 2003-2, Class 1A1
5.00%, 03/25/2018	16,249	16,306
Series 2003-3, Class 3A18
5.50%, 04/25/2033	114,366	115,326
Series 2004-P7, Class A6
5.50%, 12/27/2033 (B) (C)	173,084	184,433
MASTR Re-REMIC Trust, Principal Only STRIPS
Series 2005, Class 3
05/28/2035 (B)	66,099	52,879
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A
2.73%, 07/25/2033 (A)	93,724	85,740
Series 2003-A5, Class 2A6
2.41%, 08/25/2033 (A)	82,636	83,456
Series 2004-1, Class 2A1
2.20%, 12/25/2034 (A)	317,943	319,123
Series 2004-A4, Class A2
2.56%, 08/25/2034 (A)	139,367	142,746
Series 2004-D, Class A2
1.25%, 09/25/2029 (A)	217,874	209,577
Merrill Lynch Mortgage Trust
Series 2005-LC1, Class AJ
5.36%, 01/12/2044 (A)	500,000	501,089
Series 2006-C1, Class A4
5.67%, 05/12/2039 (A)	730,000	735,410
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-4, Class XC
0.61%, 12/12/2049 (A) (B)	10,738,813	62,404
Morgan Stanley Capital I Trust
Series 2007-T27, Class A4
5.65%, 06/11/2042 (A)	197,376	208,337
Series 2011-C3, Class A3
4.05%, 07/15/2049	637,000	676,450
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1
0.45%, 12/15/2043 (A) (B)	31,292,831	115,558
Series 2006-T21, Class X
0.15%, 10/12/2052 (A) (B)	28,162,189	117,439

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Interest Only STRIPS (continued)
Series 2007-HQ11, Class X
0.21%, 02/12/2044 (A) (B)	$ 50,514,742	$ 110,077
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A
5.68%, 04/25/2034 (A)	317,373	334,393
Morgan Stanley Re-REMIC Trust
Series 2012-XA, Class A
2.00%, 07/27/2049 (B)	713,749	709,823
Series 2012-XA, Class B
0.25%, 07/27/2049 (B)	500,000	453,800
PFP, Ltd.
Series 2015-2, Class A
1.66%, 07/14/2034 (A) (B)	483,000	483,093
Series 2015-2, Class C
3.44%, 07/14/2034 (A) (B)	141,000	141,036
Series 2015-2, Class D
4.19%, 07/14/2034 (A) (B)	100,000	100,026
Prime Mortgage Trust
Series 2004-CL1, Class 1A1
6.00%, 02/25/2034	122,012	128,076
Prime Mortgage Trust, Principal Only STRIPS
Series 2004-CL1, Class 1
02/25/2034	8,734	7,089
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 2A1
2.49%, 05/25/2035 (A)	222,768	224,779
RAIT Trust
Series 2014-FL3, Class A
1.45%, 12/15/2031 (A) (B)	522,866	521,545
Series 2015-FL4, Class A
1.67%, 12/15/2031 (A) (B)	390,325	386,747
RALI Trust
Series 2003-QS1, Class A6
4.25%, 01/25/2033	6,927	6,916
Series 2003-QS13, Class A5
0.85%, 07/25/2033 (A)	244,818	227,699
Series 2003-QS15, Class A7
5.50%, 08/25/2033	1,559,691	1,586,726
Series 2003-QS18, Class A1
5.00%, 09/25/2018	41,155	41,777
Series 2004-QS7, Class A4
5.50%, 05/25/2034	315,817	324,655
RAMP Trust
Series 2004-SL2, Class A3
7.00%, 10/25/2031	191,651	201,525
RBSSP Resecuritization Trust
Series 2009-1, Class 1A1
6.50%, 02/26/2036 (B)	395,374	424,700
Series 2010-9, Class 7A5
4.00%, 05/26/2037 (A) (B)	230,238	232,030
RCMC LLC
Series 2012-CRE1, Class A
5.62%, 11/15/2044 (B)	172,755	175,588
Residential Asset Securitization Trust
Series 2002-A13, Class A4
5.25%, 12/25/2017	7,456	7,537

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A
1.60%, 08/15/2032 (A) (B)	$ 240,000	$ 237,600
Series 2015-CRE4, Class B
3.21%, 08/15/2032 (A) (B)	230,000	226,550
RFMSI Trust
Series 2003-S20, Class 2A1
4.75%, 12/25/2018	24,553	24,836
Series 2003-S4, Class A4
5.75%, 03/25/2033	236,743	242,884
Sequoia Mortgage Trust
Series 2004-11, Class A1
0.79%, 12/20/2034 (A)	476,869	462,965
Series 2004-11, Class A3
0.79%, 12/20/2034 (A)	324,444	313,933
Series 2004-12, Class A3
0.76%, 01/20/2035 (A)	216,551	199,027
Springleaf Mortgage Loan Trust
Series 2013-3A, Class A
1.87%, 09/25/2057 (A) (B)	573,094	572,881
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1
0.86%, 10/19/2034 (A)	424,929	406,349
Structured Asset Securities Corp.
Series 2003-37A, Class 2A
4.40%, 12/25/2033 (A)	117,938	118,341
Series 2004-4XS, Class 1A5
5.54%, 02/25/2034 (A)	413,863	438,979
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-32, Class 1A1
5.28%, 11/25/2033 (A)	56,707	57,372
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	89,455	91,270
Series 2003-35, Class 3A1
0.70%, 12/25/2033 (A)	110,296	109,376
Series 2004-5H, Class A4
5.54%, 12/25/2033	423,984	435,597
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
0.84%, 09/25/2043 (A)	231,569	223,585
Series 2004-1, Class II2A
1.60%, 03/25/2044 (A)	106,827	104,403
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 (B)	1,000,000	1,047,654
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	650,000	681,185
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS
Series 2012-C2, Class XA
1.72%, 05/10/2063 (A) (B)	5,913,544	392,700
Vendee Mortgage Trust
Series 1993-1, Class ZB
7.25%, 02/15/2023	214,349	242,639
Series 1998-2, Class 1G
6.75%, 06/15/2028	462,812	529,780

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
VNDO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030 (B)	$ 1,000,000	$ 1,007,365
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11, Class A5
5.17%, 01/15/2041 (A)	129,689	129,509
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C24, Class XC
0.08%, 03/15/2045 (A) (B)	85,259,228	7,477
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR6, Class A1
2.55%, 06/25/2033	486,588	486,842
Series 2003-AR7, Class A7
2.41%, 08/25/2033 (A)	179,226	180,056
Series 2003-AR8, Class A
2.49%, 08/25/2033 (A)	66,366	68,040
Series 2003-AR9, Class 1A6
2.52%, 09/25/2033 (A)	314,881	318,579
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	309,146	320,245
Series 2003-S4, Class 2A10
16.92%, 06/25/2033 (A)	14,003	17,069
Series 2003-S9, Class A8
5.25%, 10/25/2033	184,123	188,939
Series 2004-AR3, Class A1
2.46%, 06/25/2034	42,534	43,028
Series 2004-AR3, Class A2
2.46%, 06/25/2034 (A)	437,491	442,579
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	148,627	152,171
Series 2004-CB3, Class 4A
6.00%, 10/25/2019	184,502	192,159
Series 2004-S2, Class 2A4
5.50%, 06/25/2034	336,754	351,951
Washington Mutual MSC Mortgage Pass-Through Certificates Trust
Series 2003-MS2, Class 1A1
5.75%, 02/25/2033	211,009	224,107
Series 2004-RA2, Class 2A
7.00%, 07/25/2033	84,399	91,933
Wells Fargo Mortgage Loan Trust
Series 2012-RR1, Class A1
2.85%, 08/27/2037 (A) (B)	147,643	145,429
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-K, Class 1A1
2.62%, 11/25/2033 (A)	22,914	23,044
Series 2004-4, Class A9
5.50%, 05/25/2034	254,020	261,156
Series 2004-EE, Class 2A1
2.72%, 12/25/2034 (A)	196,616	201,047
Series 2004-EE, Class 2A2
2.72%, 12/25/2034 (A)	49,154	50,342
Series 2004-EE, Class 3A1
2.69%, 12/25/2034 (A)	54,122	54,586
Series 2004-EE, Class 3A2
2.69%, 12/25/2034 (A)	81,183	81,879

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2004-I, Class 1A1
2.69%, 07/25/2034 (A)	$ 783,289	$ 791,869
Series 2004-P, Class 2A1
2.74%, 09/25/2034 (A)	1,207,290	1,211,760
Series 2004-R, Class 2A1
2.74%, 09/25/2034 (A)	610,126	618,764
Series 2004-U, Class A1
2.69%, 10/25/2034 (A)	885,801	884,312
Series 2004-V, Class 1A1
2.73%, 10/25/2034 (A)	121,877	123,066
Series 2004-V, Class 1A2
2.73%, 10/25/2034 (A)	54,410	55,211
Series 2004-W, Class A9
2.73%, 11/25/2034 (A)	191,326	194,542
Series 2005-AR3, Class 1A1
2.74%, 03/25/2035 (A)	881,875	888,459
Series 2005-AR8, Class 2A1
2.67%, 06/25/2035 (A)	265,357	266,644
Series 2005-AR9, Class 2A1
2.74%, 10/25/2033 (A)	105,962	106,800
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 (B)	363,370	363,370
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4
4.38%, 03/15/2044 (B)	550,000	598,929

Total Mortgage-Backed Securities (Cost $74,127,977)		75,475,340

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.1%
State of California, General Obligation Unlimited
7.30%, 10/01/2039	520,000	736,653

Illinois - 0.0% (G)
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	85,000	78,305

New York - 0.2%
New York State Dormitory Authority, Revenue Bonds
5.60%, 03/15/2040	280,000	342,793
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	800,000	770,208
5.65%, 11/01/2040	655,000	777,655

		1,890,656

Ohio - 0.2%
American Municipal Power, Inc., Revenue Bonds
Series B
7.50%, 02/15/2050	640,000	853,421
Ohio State University, Revenue Bonds
Series A
4.80%, 06/01/2111	1,370,000	1,342,257

		2,195,678

Total Municipal Government Obligations (Cost $4,519,604)		4,901,292

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.6%
Federal Home Loan Mortgage Corp.
1.95%, 04/01/2037 (A)	$ 45,015	$ 47,380
1.97%, 05/01/2037 (A)	171,418	179,407
2.21%, 10/01/2036 - 12/01/2036 (A)	633,920	668,501
2.24%, 11/01/2036 (A)	142,748	152,116
2.27%, 02/01/2037 (A)	47,147	50,145
2.35%, 12/01/2036 (A)	379,279	403,969
2.37%, 06/01/2037 (A)	81,165	86,517
2.38%, 01/01/2035 (A)	631,116	670,895
2.40%, 11/01/2036 (A)	352,430	375,109
2.42%, 05/01/2037 (A)	112,152	119,921
2.49%, 04/01/2037 (A)	8,009	8,287
2.51%, 05/01/2038 (A)	91,253	97,276
2.55%, 09/01/2037 (A)	57,816	61,730
2.59%, 02/01/2036 (A)	846,783	903,778
2.61%, 10/01/2037 (A)	89,993	96,299
2.63%, 11/01/2036 (A)	35,040	37,332
2.65%, 05/01/2037 (A)	172,058	184,093
2.67%, 12/01/2031 (A)	633,683	677,111
2.70%, 04/01/2037 (A)	90,508	96,402
2.73%, 03/01/2037 (A)	248,260	267,140
2.82%, 05/01/2037 (A)	551,617	590,114
2.94%, 05/01/2036 (A)	76,002	80,912
3.14%, 03/01/2036 (A)	525,985	556,064
3.42%, 07/01/2036 (A)	412,103	428,563
3.50%, 06/01/2042 - 07/15/2042	4,041,493	4,200,405
4.50%, 05/01/2041	16,111,278	17,522,147
5.00%, 10/01/2018 - 08/01/2040	768,526	840,161
5.50%, 02/01/2018 - 12/01/2035	2,360,606	2,571,625
6.00%, 05/01/2017 - 06/01/2037	579,098	636,866
6.49%, 10/01/2037 (A)	164,190	169,102
6.50%, 05/01/2035 - 03/01/2038	1,974,711	2,271,210
7.50%, 02/01/2038 - 09/01/2038	94,684	114,861
10.00%, 03/17/2026 - 10/01/2030	362,393	396,419
11.00%, 02/17/2021	27,416	29,199
Federal Home Loan Mortgage Corp. REMIC
0.45%, 08/15/2023 (A)	406,212	408,250
0.50%, 06/15/2024 - 03/15/2036 (A)	192,572	192,720
0.60%, 02/15/2033 - 07/15/2037 (A)	2,184,365	2,184,146
1.40%, 07/15/2039 (A)	124,022	126,707
4.00%, 11/15/2041 - 12/15/2041	2,049,781	2,197,304
4.50%, 06/15/2025	2,000,000	2,244,532
5.00%, 07/15/2033 - 07/15/2041	6,318,530	7,217,763
5.30%, 01/15/2033	772,335	857,051
5.50%, 02/15/2022 - 01/15/2039	4,793,051	5,347,764
5.50%, 05/15/2041 (A)	2,375,188	2,640,146
5.70%, 10/15/2038 (A)	405,909	451,989
6.00%, 05/15/2034 - 06/15/2038	3,137,278	3,521,545
6.25%, 10/15/2023	363,617	403,321
6.50%, 08/15/2021 - 06/15/2032	2,381,236	2,697,122
6.68%, 11/15/2021 (A)	322,319	339,977
7.00%, 12/15/2036	1,079,621	1,271,735
7.23%, 11/15/2046 (A)	1,342,890	1,567,314
7.50%, 11/15/2036 - 12/15/2036	1,305,963	1,571,617
8.00%, 06/15/2035 (A)	26,139	31,644
8.79%, 11/15/2033 (A)	164,315	184,822
14.49%, 06/15/2033 (A)	57,283	78,686
16.85%, 02/15/2040 (A)	500,000	720,256
16.96%, 02/15/2038 (A)	27,399	36,946

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
19.63%, 07/15/2035 (A)	$ 55,314	$ 81,863
20.42%, 08/15/2031 (A)	72,395	116,039
21.22%, 05/15/2035 (A)	78,954	113,884
23.87%, 06/15/2035 (A)	99,591	155,920
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.84%, 01/15/2040 (A)	1,668,184	131,144
3.50%, 09/15/2024	414,453	13,659
4.00%, 11/15/2029 - 10/15/2037	4,559,303	249,460
4.50%, 12/15/2024 - 07/15/2037	2,075,163	124,531
5.00%, 04/15/2032 - 08/15/2040	3,510,394	378,173
5.80%, 11/15/2037 - 10/15/2040 (A)	2,338,783	388,504
5.85%, 05/15/2038 (A)	391,818	59,160
5.90%, 05/15/2039 (A)	449,463	60,483
6.05%, 12/15/2039 (A)	540,879	68,290
6.14%, 12/15/2039 (A)	963,708	221,933
6.20%, 01/15/2037 (A)	187,557	27,414
6.25%, 11/15/2037 (A)	45,800	6,908
6.60%, 09/15/2039 (A)	491,684	73,735
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 01/15/2040	5,387,691	5,011,532
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
3.35%, 10/25/2037 (A)	641,672	654,690
5.23%, 05/25/2043	1,213,026	1,339,147
6.50%, 02/25/2043	379,477	448,683
6.50%, 09/25/2043 (A)	173,372	207,132
7.00%, 02/25/2043 - 07/25/2043	451,888	540,012
7.50%, 02/25/2042 - 09/25/2043	591,470	703,291
Federal Home Loan Mortgage Corp., Interest Only STRIPS
7.50%, 08/15/2036 (A)	871,779	184,946
Federal National Mortgage Association
0.42%, 03/25/2045 - 02/25/2046 (A)	283,276	283,345
0.60%, 05/25/2042 (A)	383,529	385,408
0.75%, 08/25/2042 (A)	1,566,582	1,590,443
1.71%, 07/01/2037 (A)	171,623	179,278
1.85%, 02/01/2037 (A)	148,913	155,415
1.87%, 09/01/2036 (A)	98,696	103,556
1.92%, 02/01/2037 (A)	72,992	76,203
2.03%, 08/01/2019	108,732	110,692
2.19%, 11/01/2037 (A)	117,622	123,650
2.21%, 10/01/2036 - 09/01/2037 (A)	202,993	216,017
2.35%, 11/01/2037 (A)	144,955	154,139
2.36%, 04/01/2037 (A)	61,777	65,922
2.38%, 04/01/2036 (A)	106,205	112,260
2.39%, 09/01/2036 (A)	242,781	257,479
2.41%, 12/01/2036 (A)	102,506	109,090
2.47%, 11/01/2036 (A)	272,854	290,266
2.48%, 05/01/2036 (A)	187,014	199,550
2.49%, 07/01/2037 (A)	103,609	110,360
2.55%, 12/01/2036 (A)	434,735	463,200
2.56%, 07/01/2037 (A)	122,546	131,114
2.58%, 06/01/2036 (A)	133,266	142,203
2.70%, 09/01/2036 (A)	49,759	53,096
2.73%, 11/01/2036 (A)	50,893	54,080
2.75%, 09/01/2037 (A)	3,553	3,643

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.90%, 03/01/2036 (A)	$ 692,434	$ 735,820
2.92%, 01/01/2025	2,510,000	2,541,824
2.99%, 01/01/2025	1,000,000	1,018,379
3.03%, 03/01/2036 (A)	224,686	240,451
3.08%, 12/01/2024	1,997,451	2,056,888
3.11%, 08/01/2037 (A)	157,223	168,146
3.11%, 03/01/2027	2,000,000	2,013,087
3.12%, 01/01/2022	2,000,000	2,087,403
3.17%, 02/01/2030	1,000,000	995,184
3.29%, 08/01/2026	2,000,000	2,043,864
3.32%, 05/01/2024	1,000,000	1,062,137
3.89%, 07/01/2021	6,000,000	6,492,765
3.95%, 07/01/2021	7,000,000	7,596,528
4.00%, 04/01/2020	46,254	47,389
4.05%, 01/01/2021	6,065,000	6,636,691
4.25%, 04/01/2021	2,500,000	2,759,363
4.26%, 07/01/2021	2,500,000	2,761,829
4.34%, 06/01/2021	7,000,000	7,770,347
4.45%, 07/01/2026	1,416,823	1,581,785
4.48%, 06/01/2021	2,180,000	2,435,907
4.50%, 08/01/2021	3,000,000	3,360,859
4.55%, 06/25/2043	167,306	181,624
5.00%, 04/01/2022 - 08/01/2040	1,968,126	2,169,792
5.24%, 05/01/2017	5,732,509	6,016,884
5.50%, 01/01/2018 - 07/01/2037	3,395,910	3,794,085
6.00%, 03/01/2019 - 11/01/2037	7,522,573	8,357,090
6.19%, 08/01/2036 (A)	28,491	30,465
6.50%, 06/01/2023 - 07/25/2042	3,514,126	3,993,023
7.00%, 12/25/2033 - 02/25/2044	1,922,009	2,236,344
7.50%, 10/01/2037 - 12/25/2045	1,355,260	1,615,547
8.00%, 10/01/2031	132,480	154,555
Federal National Mortgage Association REMIC
0.41%, 10/27/2037 (A)	1,173,009	1,166,765
0.44%, 10/25/2046 (A)	282,556	282,755
0.45%, 06/27/2036 (A)	811,096	810,326
0.49%, 07/25/2036 (A)	235,189	236,336
0.60%, 06/25/2037 (A)	79,575	80,125
0.75%, 08/25/2041 (A)	818,952	829,548
0.80%, 04/25/2040 (A)	852,559	859,112
2.48%, 12/25/2039 (A)	567,824	600,177
4.50%, 02/25/2039 - 10/25/2039	859,095	923,006
5.00%, 01/25/2018 - 09/25/2040	2,478,889	2,576,056
5.50%, 08/25/2025 - 10/25/2040	13,937,530	15,647,058
5.61%, 01/25/2032 (F)	137,823	151,142
5.75%, 08/25/2034	1,000,000	1,151,910
5.79%, 05/25/2051 (A)	501,437	549,515
5.95%, 06/25/2040 (A)	337,649	387,716
6.00%, 03/25/2029 - 12/25/2049	6,167,208	6,908,332
6.20%, 02/25/2040 (A)	407,874	460,251
6.25%, 09/25/2038	101,628	114,417
6.42%, 12/25/2042 (A)	172,070	200,202
6.45%, 03/25/2040 (A)	417,257	468,412
6.50%, 04/18/2028 - 11/25/2041	1,495,307	1,720,832
6.75%, 04/25/2037	151,835	168,929
7.00%, 03/25/2038 - 11/25/2041	4,295,677	5,061,986
7.50%, 05/17/2024	200,424	229,147
8.00%, 02/25/2023	942,297	1,055,554

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
12.27%, 03/25/2040 (A)	$ 547,551	$ 668,507
15.81%, 01/25/2034 (A)	42,653	56,200
16.38%, 08/25/2035 - 10/25/2035 (A)	163,046	221,849
17.01%, 04/25/2040 (A)	398,462	535,418
17.33%, 09/25/2024 (A)	233,493	318,067
18.98%, 05/25/2034 (A)	219,059	309,505
19.59%, 05/25/2035 (A)	349,783	488,133
22.01%, 04/25/2037 (A)	160,228	243,455
23.84%, 11/25/2035 (A)	166,967	259,970
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.64%, 10/25/2016 (A)	146,217	736
1.51%, 01/25/2038 (A)	179,042	12,806
1.76%, 04/25/2041 (A)	1,191,272	91,523
3.00%, 01/25/2021	1,181,057	62,154
4.24%, 11/25/2040 (A)	2,265,369	220,981
4.80%, 07/25/2040 (A)	2,617,862	305,873
5.00%, 07/25/2039	168,365	26,360
5.50%, 10/25/2039	258,701	43,383
5.70%, 10/25/2039 (A)	148,301	20,723
5.80%, 02/25/2038 - 06/25/2039 (A)	1,958,263	298,490
5.98%, 12/25/2039 (A)	47,555	5,909
6.05%, 01/25/2040 (A)	645,605	108,403
6.15%, 12/25/2037 (A)	1,216,990	190,002
6.20%, 07/25/2037 - 05/25/2040 (A)	1,534,738	253,479
6.22%, 04/25/2040 (A)	347,475	67,804
6.25%, 10/25/2037 - 12/25/2037 (A)	612,099	93,026
6.42%, 07/25/2037 (A)	459,714	75,222
6.45%, 10/25/2026 - 03/25/2039 (A)	1,421,764	226,871
6.50%, 03/25/2036 (A)	2,068,577	411,592
6.79%, 03/25/2038 (A)	287,641	44,398
6.90%, 02/25/2040 (A)	288,008	37,936
Federal National Mortgage Association REMIC, Principal Only STRIPS 10/25/2023 - 12/25/2043	6,619,769	6,092,271
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	1,017,500	942,787
Financing Corp., Principal Only STRIPS 09/26/2019	500,000	468,282
Government National Mortgage Association
0.65%, 03/20/2060 (A)	491,302	491,465
0.73%, 10/20/2062 (A)	1,621,639	1,607,855
0.85%, 05/20/2061 - 02/20/2064 (A)	4,102,898	4,097,945
0.90%, 05/20/2061 (A)	1,503,344	1,506,179
5.50%, 01/16/2033 - 09/20/2039	6,540,457	7,393,745
5.75%, 02/20/2036 - 10/20/2037	1,315,404	1,452,615
5.82%, 10/20/2033 (A)	417,383	473,522
6.00%, 11/20/2033 - 08/20/2038	1,211,262	1,398,944
6.13%, 06/16/2031	1,584,000	1,859,900
6.50%, 12/20/2031 - 12/15/2035	1,757,096	2,041,425
7.00%, 09/15/2031 - 10/16/2040	1,561,543	1,809,480
7.00%, 09/20/2034 (A)	25,184	30,065
7.45%, 03/17/2033 (A)	72,876	79,723
7.50%, 09/16/2035 - 10/15/2037	376,321	448,893
8.81%, 04/20/2034 (A)	74,418	78,711
14.34%, 11/17/2032 (A)	42,089	52,303
16.94%, 02/20/2034 (A)	73,387	111,190

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
22.60%, 04/20/2037 (A)	$ 259,350	$ 406,236
Government National Mortgage Association, Interest Only STRIPS
4.00%, 09/16/2037	2,015,096	98,380
5.64%, 02/20/2038 (A)	132,067	20,914
5.71%, 09/20/2038 (A)	921,485	139,700
5.76%, 02/20/2039 - 06/20/2039 (A)	400,647	57,146
5.81%, 02/20/2038 (A)	1,374,515	234,359
5.85%, 02/20/2039 - 08/16/2039 (A)	771,874	123,732
5.90%, 07/16/2039 - 09/20/2039 (A)	1,564,773	227,950
5.91%, 11/20/2034 (A)	623,778	102,653
5.96%, 07/20/2038 (A)	964,138	171,603
6.01%, 03/20/2037 - 06/20/2038 (A)	355,244	60,862
6.11%, 03/20/2039 (A)	87,362	6,047
6.20%, 06/16/2039 - 11/16/2039 (A)	1,127,706	157,267
6.21%, 12/20/2038 (A)	244,552	27,465
6.35%, 11/16/2033 (A)	146,248	30,429
6.36%, 11/20/2037 (A)	88,975	16,676
6.41%, 05/20/2041 (A)	560,505	128,095
6.49%, 07/20/2037 (A)	574,609	108,896
6.50%, 03/20/2039	83,657	19,345
6.51%, 06/20/2037 (A)	1,025,077	183,989
7.11%, 12/20/2038 (A)	631,573	124,213
7.41%, 09/20/2038 (A)	71,959	14,915
7.50%, 04/16/2038 (A)	48,910	12,383
Government National Mortgage Association, Principal Only STRIPS 12/20/2032 - 12/20/2040	2,317,694	2,135,906
Government Trust Certificate Series 2001-Z Zero Coupon, 04/01/2016 - 04/01/2020	15,890,000	14,760,737
National Credit Union Administration Guaranteed Notes Trust 2.40%, 12/08/2020	190,202	192,447
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 10/15/2020	5,290,000	4,883,675
Tennessee Valley Authority
4.25%, 09/15/2065	580,000	575,685
4.63%, 09/15/2060	236,000	254,202
5.25%, 09/15/2039	40,000	49,108
5.88%, 04/01/2036	2,325,000	3,049,082
Tennessee Valley Authority, Principal Only STRIPS 05/01/2019 - 11/01/2025	2,500,000	1,948,219

Total U.S. Government Agency Obligations (Cost $277,490,377)		284,669,410

U.S. GOVERNMENT OBLIGATIONS - 24.3%
U.S. Treasury Bond
3.50%, 02/15/2039	1,000,000	1,122,630
4.25%, 05/15/2039	100,000	125,288
4.38%, 02/15/2038 - 11/15/2039	2,540,000	3,243,980
4.50%, 08/15/2039	200,000	259,581
5.25%, 02/15/2029	200,000	265,255
5.50%, 08/15/2028	300,000	404,320
6.13%, 11/15/2027 - 08/15/2029	506,000	715,778
6.38%, 08/15/2027	50,000	71,284

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bond (continued)
6.63%, 02/15/2027	$ 150,000	$ 215,820
U.S. Treasury Bond, Principal Only STRIPS
11/15/2017 - 02/15/2034 (H)	63,098,000	57,042,038
05/15/2019 - 08/15/2039	138,854,000	108,167,494
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	2,775,125	3,346,049
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2019 - 01/15/2022	3,874,693	3,800,831
1.38%, 01/15/2020	1,336,859	1,399,751
U.S. Treasury Note
0.75%, 12/31/2017	600,000	599,047
1.38%, 02/28/2019	4,000,000	4,026,980
1.50%, 08/31/2018	5,000,000	5,068,230
1.75%, 05/15/2023	3,050,000	3,001,947
2.00%, 10/31/2021 - 02/15/2023	2,400,000	2,428,044
2.13%, 01/31/2021	1,000,000	1,025,885
2.38%, 08/15/2024	400,000	408,969
2.63%, 08/15/2020	1,500,000	1,575,370
2.88%, 03/31/2018	7,000,000	7,332,500
3.13%, 01/31/2017 - 04/30/2017	10,000,000	10,347,460
3.25%, 12/31/2016 - 03/31/2017	10,000,000	10,345,185

Total U.S. Government Obligations (Cost $216,172,703)		226,339,716

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (I)	27,293,042	27,293,042

Total Securities Lending Collateral (Cost $27,293,042)		27,293,042

	Principal	Value
REPURCHASE AGREEMENT - 6.2%
State Street Bank & Trust Co. 0.01% (I), dated 10/30/2015, to be repurchased at $57,715,838 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.10%, due 10/17/2022, and with a value of $58,871,996.	$ 57,715,790	57,715,790

Total Repurchase Agreement (Cost $57,715,790)		57,715,790

Total Investments (Cost $935,503,445) (J)		959,800,451
Net Other Assets (Liabilities) - (3.2)%		(29,632,114)

Net Assets - 100.0%		$ 930,168,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS Investments
Asset-Backed Securities	$—	$88,009,573	$—	$88,009,573
Corporate Debt Securities	—	187,565,722	—	187,565,722
Foreign Government Obligations	—	7,830,566	—	7,830,566
Mortgage-Backed Securities	—	75,475,340	—	75,475,340
Municipal Government Obligations	—	4,901,292	—	4,901,292
U.S. Government Agency Obligations	—	284,669,410	—	284,669,410
U.S. Government Obligations	—	226,339,716	—	226,339,716
Securities Lending Collateral	27,293,042	—	—	27,293,042
Repurchase Agreement	—	57,715,790	—	57,715,790

Total Investments	$27,293,042	$932,507,409	$—	$959,800,451

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $133,362,809, representing 14.3% of the Fund’s net assets.
(C)	Illiquid security. Total aggregate value of illiquid securities is $3,885,412, representing 0.4% of the Fund’s net assets.
(D)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $588,357, representing 0.1% of the Fund’s net assets.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2015; the maturity date disclosed is the ultimate maturity date.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	All or a portion of the security is on loan. The total value of all securities on loan is $26,727,122. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(I)	Rate disclosed reflects the yield at October 31, 2015.
(J)	Aggregate cost for federal income tax purposes is $935,505,250. Aggregate gross unrealized appreciation and depreciation for all securities is $30,670,623 and $6,375,422, respectively. Net unrealized appreciation for tax purposes is $24,295,201.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 90.6%
Argentina - 0.5%
MercadoLibre, Inc.	19,296	$ 1,898,148

Brazil - 4.9%
B2W Cia Digital (A)	108,000	408,303
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,312,446	3,879,603
Cyrela Brazil Realty SA Empreendimentos e Participacoes, Class A	372,400	865,204
Diagnosticos da America SA	420,500	980,227
Embraer SA, ADR	161,410	4,740,612
Estacio Participacoes SA	550,500	2,206,825
Kroton Educacional SA	1,366,091	3,492,670
Sul America SA (L)	323,966	1,590,198

		18,163,642

China - 23.9%
Alibaba Group Holding, Ltd., ADR (A)	147,100	12,331,393
Baidu, Inc., ADR (A)	56,730	10,635,173
China Life Insurance Co., Ltd., Class H	912,000	3,300,596
China Lodging Group, Ltd., ADR (A)	20,193	592,059
China Oilfield Services, Ltd., Class H (B)	768,000	857,121
China Pacific Insurance Group Co., Ltd., Class H	859,200	3,436,534
Ctrip.com International, Ltd., ADR (A)	93,340	8,677,820
Homeinns Hotel Group, ADR (A)	79,360	2,379,213
JD.com, Inc., ADR (A)	302,182	8,346,267
New Oriental Education & Technology Group, Inc., ADR (B)	167,950	4,620,304
People’s Insurance Co. Group of China, Ltd., Class H	1,837,000	988,348
PICC Property & Casualty Co., Ltd., Class H	1,062,000	2,428,024
Qunar Cayman Islands, Ltd., ADR (A) (B)	19,700	956,238
Sinopharm Group Co., Ltd., Class H (C)	1,320,600	5,452,378
SOHO China, Ltd. (B)	2,292,500	1,186,092
Tencent Holdings, Ltd.	701,525	13,232,905
Tingyi Cayman Islands Holding Corp.	2,319,000	3,973,411
Tsingtao Brewery Co., Ltd., Class H (B)	252,000	1,206,255
Want Want China Holdings, Ltd. (B)	3,336,000	2,780,502
WuXi PharmaTech Cayman, Inc., ADR (A)	27,495	1,229,026

		88,609,659

Colombia - 2.3%
Almacenes Exito SA, GDR (D) (E) (K)	136,564	622,554
Almacenes Exito SA	185,157	834,709
Bancolombia SA, ADR (B)	29,540	1,022,675
Grupo Aval Acciones y Valores SA, ADR	416,210	3,333,842
Grupo de Inversiones Suramericana SA	209,001	2,653,454

		8,467,234

Egypt - 0.6%
Commercial International Bank Egypt SAE	339,622	2,241,576

France - 2.5%
Casino Guichard Perrachon SA	11,940	687,215
Kering	19,887	3,685,977
LVMH Moet Hennessy Louis Vuitton SE	26,140	4,875,128

		9,248,320

Hong Kong - 7.0%
AIA Group, Ltd.	1,111,000	6,529,308
Galaxy Entertainment Group, Ltd.	305,000	1,048,725
Hang Lung Group, Ltd.	463,750	1,690,313

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hang Lung Properties, Ltd.	1,535,549	$ 3,772,205
Hong Kong Exchanges and Clearing, Ltd. (B)	168,891	4,427,870
Jardine Strategic Holdings, Ltd.	141,977	4,283,446
Melco Crown Entertainment, Ltd., ADR	234,560	4,393,309

		26,145,176

India - 15.7%
Ambuja Cements, Ltd.	91,029	287,944
Apollo Hospitals Enterprise, Ltd.	142,799	2,867,562
Cipla, Ltd.	163,464	1,723,820
Dr. Reddy’s Laboratories, Ltd.	85,718	5,620,960
Glenmark Pharmaceuticals, Ltd.	75,758	1,149,268
Housing Development Finance Corp.	797,278	15,317,206
ICICI Bank, Ltd., ADR	441,766	3,808,023
Infosys, Ltd.	587,669	10,180,447
Kotak Mahindra Bank, Ltd.	112,852	1,187,325
Lupin, Ltd.	38,170	1,126,787
Sun Pharmaceuticals Industries, Ltd.	178,465	2,424,961
Tata Consultancy Services, Ltd.	129,694	4,961,894
Ultratech Cement, Ltd.	45,860	2,039,470
Zee Entertainment Enterprises, Ltd.	910,625	5,692,713

		58,388,380

Indonesia - 2.1%
Astra International Tbk PT	10,701,000	4,612,668
Indocement Tunggal Prakarsa Tbk PT	1,242,000	1,633,315
Semen Indonesia Persero Tbk PT	1,932,500	1,383,635
Sumber Alfaria Trijaya Tbk PT	16,400	731

		7,630,349

Italy - 1.7%
Prada SpA (B)	1,517,200	6,175,994

Korea, Republic of - 1.2%
NAVER Corp.	8,298	4,367,177

Luxembourg - 0.4%
Tenaris SA, ADR (B)	62,820	1,587,461

Malaysia - 1.6%
Genting Bhd	2,598,800	4,488,616
Genting Malaysia Bhd, Class B	1,432,800	1,434,134

		5,922,750

Mexico - 6.7%
America Movil SAB de CV, Series L, ADR	191,930	3,418,273
Fomento Economico Mexicano SAB de CV (B)	468,726	4,625,739
Grupo Aeroportuario del Sureste SAB de CV, Class B (B)	100,791	1,561,980
Grupo Financiero Banorte SAB de CV, Class O	1,186,150	6,350,195
Grupo Financiero Inbursa SAB de CV, Class O (B)	1,720,609	3,447,926
Grupo Televisa SAB, ADR	123,800	3,607,532
Wal-Mart de Mexico SAB de CV (B)	717,423	1,900,208

		24,911,853

Philippines - 2.8%
Jollibee Foods Corp.	547,230	2,407,719
SM Investments Corp.	218,662	4,086,485
SM Prime Holdings, Inc.	8,520,163	3,930,703

		10,424,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Russian Federation - 6.5%
Alrosa PAO (A) (E)	2,493,618	$ 2,007,784
Magnit OJSC (A) (E)	67,217	11,725,530
NOVATEK OAO, GDR (F)	86,600	7,919,570
Sberbank PAO, ADR (B)	388,260	2,381,198

		24,034,082

Singapore - 0.6%
Genting Singapore PLC (B)	175,000	101,810
Global Logistic Properties, Ltd., Class L	1,327,000	2,121,836

		2,223,646

South Africa - 0.4%
MTN Group, Ltd.	128,500	1,465,229

Switzerland - 0.9%
CIE Financiere Richemont SA (F)	23,236	1,993,437
Glencore PLC (A)	872,810	1,513,714

		3,507,151

Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,783,459	7,498,950

Thailand - 0.9%
Airports of Thailand PCL	117,500	984,466
CP ALL PCL	1,676,700	2,357,068

		3,341,534

Turkey - 1.9%
Anadolu Efes Biracilik Ve Malt Sanayii AS, Class B	267,112	2,107,282
BIM Birlesik Magazalar AS	113,021	2,298,877
Haci Omer Sabanci Holding AS	834,852	2,651,687

		7,057,846

United Kingdom - 2.5%
Old Mutual PLC (B)	1,662,790	5,410,465
SABMiller PLC	59,970	3,693,366

		9,103,831

United States - 1.0%
Las Vegas Sands Corp. (B)	76,060	3,765,731

Total Common Stocks (Cost $379,349,553)		336,180,626

	Shares	Value
PREFERRED STOCKS - 2.4%
Brazil - 2.1%
Cia Brasileira de Distribuicao 2.32% (G)	205,300	$ 2,701,099
Lojas Americanas SA 0.65% (G)	1,162,692	5,037,814

		7,738,913

Colombia - 0.3%
Banco Davivienda SA 3.26% (G)	152,631	1,254,978

Total Preferred Stocks (Cost $15,214,640)		8,993,891

WARRANT - 0.0% (H)
Malaysia - 0.0% (H)
Genting Bhd (A)
Exercise Price MYR 7.96
Expiration Date 12/18/2018	572,950	118,031

Total Warrant (Cost $269,962)		118,031

SECURITIES LENDING COLLATERAL - 8.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (G)	29,822,500	29,822,500

Total Securities Lending Collateral (Cost $29,822,500)		29,822,500

	Principal	Value
REPURCHASE AGREEMENT - 6.5%
State Street Bank & Trust Co. 0.01% (G), dated 10/30/2015, to be repurchased at $24,075,750 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.11%, due 11/07/2022, and with a value of $24,561,719.	$ 24,075,730	24,075,730

Total Repurchase Agreement (Cost $24,075,730)		24,075,730

Total Investments (Cost $448,732,385) (I)		399,190,778
Net Other Assets (Liabilities) - (7.6)%		(28,187,981)

Net Assets - 100.0%		$ 371,002,797

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Internet Software & Services	10.6%	$42,464,796
Insurance	5.9	23,683,473
Food & Staples Retailing	5.8	23,127,991
Banks	5.4	21,693,896
Hotels, Restaurants & Leisure	5.2	20,729,347
Internet & Catalog Retail	4.6	18,388,628
Textiles, Apparel & Luxury Goods	4.2	16,730,536
Thrifts & Mortgage Finance	3.8	15,317,206
IT Services	3.8	15,142,341
Diversified Financial Services	3.4	13,612,614
Real Estate Management & Development	3.2	12,701,149
Pharmaceuticals	3.0	12,045,796

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Beverages	2.9%	$11,632,642
Diversified Consumer Services	2.6	10,319,799
Media	2.3	9,300,245
Health Care Providers & Services	2.3	9,300,167
Industrial Conglomerates	2.1	8,369,931
Oil, Gas & Consumable Fuels	2.0	7,919,570
Semiconductors & Semiconductor Equipment	1.9	7,498,950
Food Products	1.7	6,753,913
Construction Materials	1.4	5,344,364
Multiline Retail	1.3	5,037,814
Wireless Telecommunication Services	1.2	4,883,502
Aerospace & Defense	1.2	4,740,612
Automobiles	1.2	4,612,668
Metals & Mining	0.9	3,521,498
Capital Markets	0.8	3,333,842
Transportation Infrastructure	0.7	2,546,446
Energy Equipment & Services	0.6	2,444,582
Life Sciences Tools & Services	0.3	1,229,026
Household Durables	0.2	865,204

Investments, at Value	86.5	345,292,548
Short-Term Investments	13.5	53,898,230

Total Investments	100.0%	$399,190,778

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS Investments
Common Stocks	$118,521,538	$217,659,088	$—	$336,180,626
Preferred Stocks	8,993,891	—	—	8,993,891
Warrant	—	118,031	—	118,031
Securities Lending Collateral	29,822,500	—	—	29,822,500
Repurchase Agreement	—	24,075,730	—	24,075,730

Total Investments	$157,337,929	$241,852,849	$—	$399,190,778

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (K) (L)	$622,554	$1,590,198	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $28,331,046. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Illiquid security. Total aggregate value of illiquid securities is $5,452,378, representing 1.5% of the Fund’s net assets.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $622,554, representing 0.2% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $14,355,868, representing 3.9% of the Fund‘s net assets.
(F)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $9,913,007, representing 2.7% of the Fund’s net assets.
(G)	Rate disclosed reflects the yield at October 31, 2015.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Aggregate cost for federal income tax purposes is $469,872,179. Aggregate gross unrealized appreciation and depreciation for all securities is $13,511,949 and $84,193,350, respectively. Net unrealized depreciation for tax purposes is $70,681,401.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Transferred from Level 1 to 2 due to other observable quoted prices using similar instruments.
(L)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets, which were not available on October 31, 2014.

CURRENCY ABBREVIATION:

MYR	Malaysian Ringgit

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 28.6%
Aerospace & Defense - 1.2%
Airbus Group SE	21,774	$ 1,517,078

Air Freight & Logistics - 1.1%
Deutsche Post AG	45,326	1,349,243

Auto Components - 0.8%
Faurecia	25,122	995,344

Banks - 0.4%
ING Groep NV, CVA	32,436	472,069

Biotechnology - 0.5%
AbbVie, Inc., Class G (A)	8,952	533,092
Amgen, Inc.	964	152,485

		685,577

Capital Markets - 0.4%
Ares Capital Corp. (B)	31,800	484,314

Chemicals - 0.3%
LyondellBasell Industries NV, Class A (B)	3,401	315,987

Commercial Services & Supplies - 0.2%
Clean Harbors, Inc. (B) (C)	5,807	269,968

Communications Equipment - 0.5%
Ciena Corp. (B) (C)	28,364	684,707

Construction & Engineering - 1.1%
Shimizu Corp.	155,000	1,365,418

Consumer Finance - 0.3%
Ally Financial, Inc. (B) (C)	12,900	256,968
Discover Financial Services	1,600	89,952

		346,920

Diversified Telecommunication Services - 0.4%
Hawaiian Telcom Holdco, Inc. (A) (B) (C)	20,456	466,806

Electronic Equipment, Instruments & Components - 0.4%
Ingenico Group SA	4,596	542,799

Food & Staples Retailing - 0.3%
Kroger Co.	9,348	353,354

Health Care Providers & Services - 0.5%
Cigna Corp.	4,453	596,880

Hotels, Restaurants & Leisure - 3.5%
MGM Resorts International (B) (C)	40,030	928,296
Penn National Gaming, Inc. (B) (C)	24,603	439,409
Starwood Hotels & Resorts Worldwide, Inc. (B)	21,400	1,709,218
Yum! Brands, Inc. (B)	17,549	1,244,400

		4,321,323

Household Durables - 1.1%
Sony Corp., ADR (C)	38,958	1,106,407
Tempur Sealy International, Inc. (B) (C)	4,137	322,024

		1,428,431

Household Products - 1.5%
Unicharm Corp. (B)	85,000	1,827,919

Industrial Conglomerates - 1.8%
Koninklijke Philips NV (B)	14,921	403,470
Siemens AG, Class A	10,000	1,006,180
Smiths Group PLC	55,992	830,372

		2,240,022

Insurance - 0.9%
Argo Group International Holdings, Ltd. (B)	3,910	244,453
FNF Group	11,070	390,550

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
RenaissanceRe Holdings, Ltd. (B)	4,877	$ 534,665

		1,169,668

Media - 0.7%
Entertainment One, Ltd.	144,444	489,216
Tribune Publishing Co. (B)	43,343	409,158

		898,374

Multiline Retail - 0.3%
Nordstrom, Inc. (B)	5,379	350,765

Oil, Gas & Consumable Fuels - 0.4%
Noble Energy, Inc. (B)	13,761	493,194

Pharmaceuticals - 3.1%
Allergan PLC (C)	4,031	1,243,443
Cempra, Inc. (B) (C)	6,383	141,703
Depomed, Inc. (B) (C)	5,015	87,763
Endo International PLC (B) (C)	13,574	814,304
GlaxoSmithKline PLC, ADR (B)	14,607	628,977
Mylan NV (C)	7,605	335,304
Pfizer, Inc.	20,000	676,400

		3,927,894

Real Estate Investment Trusts - 0.4%
NorthStar Realty Finance Corp.	38,905	467,249

Real Estate Management & Development - 1.9%
BUWOG AG (C)	59,577	1,267,693
Conwert Immobilien Invest SE (B) (C)	75,000	1,075,046

		2,342,739

Road & Rail - 0.4%
Europcar Groupe SA (C) (D)	22,435	307,149
Union Pacific Corp. (B)	2,059	183,972

		491,121

Software - 1.4%
Red Hat, Inc. (A) (B) (C)	22,841	1,806,952

Specialty Retail - 1.0%
Advance Auto Parts, Inc. (B)	6,314	1,252,887

Textiles, Apparel & Luxury Goods - 0.1%
Iconix Brand Group, Inc. (B) (C)	11,098	170,021

Trading Companies & Distributors - 1.7%
Air Lease Corp., Class A (B)	21,317	718,596
Iwatani Corp.	250,000	1,394,299

		2,112,895

Total Common Stocks (Cost $34,923,549)		35,747,918

	Principal	Value
CONVERTIBLE BONDS - 47.9%
Banks - 3.7%
Credit Agricole SA Zero Coupon, 12/06/2016, MTN (E)	EUR 5,498,100	4,632,738

Biotechnology - 2.8%
BioMarin Pharmaceutical, Inc. 0.75%, 10/15/2018 (A) (B)	$ 2,514,000	3,532,170

Capital Markets - 3.2%
Azimut Holding SpA 2.13%, 11/25/2020 (E)	EUR 3,000,000	4,004,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CONVERTIBLE BONDS (continued)
Communications Equipment - 2.0%
Ciena Corp. 0.88%, 06/15/2017 (A)	$ 2,467,000	$ 2,463,916

Consumer Finance - 1.3%
PRA Group, Inc. 3.00%, 08/01/2020 (B)	1,500,000	1,614,375

Diversified Financial Services - 1.0%
Element Financial Corp. 4.25%, 06/30/2020 (D)	CAD 1,500,000	1,204,497

Diversified Telecommunication Services - 2.1%
Inmarsat PLC 1.75%, 11/16/2017 (E) (F)	$ 1,800,000	2,637,000

Food Products - 1.7%
Marine Harvest ASA 0.13%, 11/05/2020 (E)	EUR 1,900,000	2,121,449

Health Care Equipment & Supplies - 4.1%
HeartWare International, Inc. 1.75%, 12/15/2021 (D) (F)	$ 4,188,000	3,405,368
Hologic, Inc. Zero Coupon, 12/15/2043 (B) (G)	1,398,000	1,774,586

		5,179,954

Household Durables - 1.8%
Sony Corp. Zero Coupon, 09/30/2022	JPY 247,000,000	2,197,864

Insurance - 0.8%
T&D Holdings, Inc. Zero Coupon, 06/05/2020 (E)	120,000,000	1,019,806

Internet Software & Services - 8.0%
Twitter, Inc. 1.00%, 09/15/2021 (A) (B)	$ 4,530,000	3,984,090
Yahoo!, Inc. Zero Coupon, 12/01/2018 (A)	6,000,000	5,988,750

		9,972,840

Media - 1.6%
Cepheid 1.25%, 02/01/2021	1,000,000	896,250
Liberty Interactive LLC 3.50%, 01/15/2031 (A)	2,150,000	1,134,125

		2,030,375

Oil, Gas & Consumable Fuels - 0.1%
Alpha Natural Resources, Inc. 3.75%, 12/15/2017 (A) (H)	5,929,000	177,870

Real Estate Investment Trusts - 1.7%
Hansteen Jersey Securities, Ltd. 4.00%, 07/15/2018 (E) (F)	EUR 1,200,000	2,119,378

Real Estate Management & Development - 1.3%
LEG Immobilien AG 0.50%, 07/01/2021 (E)	1,000,000	1,573,874

Semiconductors & Semiconductor Equipment - 2.8%
ON Semiconductor Corp. 1.00%, 12/01/2020 (B) (D)	$ 3,539,000	3,477,067

Software - 1.9%
Bottomline Technologies de, Inc. 1.50%, 12/01/2017 (A)	600,000	665,625

	Principal	Value
CONVERTIBLE BONDS (continued)
Software (continued)
FireEye, Inc. Series A 1.00%, 06/01/2035 (D) (F)	$ 1,973,000	$ 1,706,645

		2,372,270

Specialty Retail - 0.6%
GNC Holdings, Inc. 1.50%, 08/15/2020 (D) (F)	1,000,000	820,000

Textiles, Apparel & Luxury Goods - 5.4%
Iconix Brand Group, Inc. 2.50%, 06/01/2016 (F)	4,898,000	4,674,528
Shenzhou International Group Holdings, Ltd. 0.50%, 06/18/2019 (E)	HKD 14,000,000	2,131,448

		6,805,976

Total Convertible Bonds (Cost $61,658,256)		59,957,521

CORPORATE DEBT SECURITIES - 19.3%
Biotechnology - 0.8%
Concordia Healthcare Corp. 9.50%, 10/21/2022 (B) (D)	$ 1,000,000	980,000

Chemicals - 2.6%
Blue Cube Spinco, Inc. 10.00%, 10/15/2025 (A) (D)	1,500,000	1,627,500
TPC Group, Inc. 8.75%, 12/15/2020 (D) (F)	2,040,000	1,667,904

		3,295,404

Commercial Services & Supplies - 0.8%
Cenveo Corp. 6.00%, 08/01/2019 (A) (B) (D)	1,215,000	1,066,163

Diversified Telecommunication Services - 0.8%
Neptune Finco Corp. 10.88%, 10/15/2025 (D)	1,000,000	1,067,500

Energy Equipment & Services - 2.6%
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023 (A)	1,362,000	1,325,396
Seadrill, Ltd. 6.13%, 09/15/2017 (D) (F)	1,456,000	1,084,720
Weatherford International, Ltd. 4.50%, 04/15/2022	1,026,000	802,845

		3,212,961

Health Care Providers & Services - 1.4%
HCA, Inc. 5.00%, 03/15/2024	488,000	502,640
HealthSouth Corp. 5.75%, 09/15/2025 (D)	1,265,000	1,259,466

		1,762,106

Hotels, Restaurants & Leisure - 3.3%
Scientific Games International, Inc. 10.00%, 12/01/2022 (A)	4,624,000	4,092,240

Machinery - 1.0%
Navistar International Corp. 8.25%, 11/01/2021 (B)	1,555,000	1,212,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Marine - 1.1%
Eletson Holdings 9.63%, 01/15/2022 (A) (D)	$ 1,542,000	$ 1,414,785

Metals & Mining - 2.9%
Commercial Metals Co. 4.88%, 05/15/2023 (A) (B)	2,454,000	2,171,790
FMG Resources, Ltd. 6.88%, 04/01/2022 (A) (D)	1,957,000	1,399,255

		3,571,045

Pharmaceuticals - 0.7%
Valeant Pharmaceuticals International, Inc. 6.13%, 04/15/2025 (D)	1,000,000	841,250

Textiles, Apparel & Luxury Goods - 1.3%
Jo-Ann Stores LLC 8.13%, 03/15/2019 (A) (D)	1,779,000	1,623,337

Total Corporate Debt Securities (Cost $25,070,202)		24,139,691

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.9%
Call - Allergan PLC Exercise Price $287.50 Expiration Date 11/06/2015	7	16,870
Call - Ally Financial, Inc. Exercise Price $23.00 Expiration Date 12/18/2015	1,057	10,570
Call - Ally Financial, Inc. Exercise Price $23.00 Expiration Date 03/18/2016	451	14,658
Call - Bank of America Corp. Exercise Price $17.00 Expiration Date 11/06/2015	800	9,600
Call - Bank of America Corp. Exercise Price $17.50 Expiration Date 11/13/2015	800	6,400
Call - BioMarin Pharmaceutical, Inc. Exercise Price $125.00 Expiration Date 11/20/2015	84	26,880
Call - Cablevision Systems Corp. Exercise Price $33.00 Expiration Date 11/20/2015	224	3,360
Call - Cempra, Inc. Exercise Price $25.00 Expiration Date 11/20/2015	64	6,592
Call - Cempra, Inc. Exercise Price $35.00 Expiration Date 11/20/2015	38	380
Call - Ciena Corp. Exercise Price $24.50 Expiration Date 11/20/2015	74	4,070
Call - Ciena Corp. Exercise Price $25.50 Expiration Date 11/20/2015	346	8,477

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Call - Citrix Systems, Inc. Exercise Price $77.50 Expiration Date 11/20/2015	92	$ 50,600
Call - Clean Harbors, Inc. Exercise Price $50.00 Expiration Date 11/20/2015	81	5,670
Call - Clean Harbors, Inc. Exercise Price $50.00 Expiration Date 01/15/2016	97	14,550
Call - Energy XXI, Ltd. Exercise Price $2.00 Expiration Date 11/20/2015	360	3,600
Call - FNF Group Exercise Price $36.00 Expiration Date 11/20/2015	120	4,200
Call - FNF Group (I) Exercise Price $38.00 Expiration Date 11/20/2015	240	7,200
Call - Incyte Corp. Exercise Price $125.00 Expiration Date 11/20/2015	15	8,100
Call - Incyte Corp. Exercise Price $130.00 Expiration Date 11/20/2015	23	7,590
Call - Kroger Co. Exercise Price $37.50 Expiration Date 11/20/2015	186	18,786
Call - LyondellBasell Industries NV Exercise Price $95.00 Expiration Date 11/20/2015	44	5,720
Call - Marriott International, Inc. Exercise Price $80.00 Expiration Date 12/18/2015	100	13,250
Call - MGM Resorts International Exercise Price $24.00 Expiration Date 11/20/2015	209	11,077
Call - Mylan NV Exercise Price $45.00 Expiration Date 12/18/2015	35	10,080
Call - NorthStar Realty Finance Corp. Exercise Price $13.00 Expiration Date 11/20/2015	126	1,260
Call - ON Semiconductor Corp. Exercise Price $12.00 Expiration Date 11/20/2015	254	4,064
Call - ON Semiconductor Corp. Exercise Price $13.00 Expiration Date 01/15/2016	763	15,260
Call - Red Hat, Inc. Exercise Price $77.50 Expiration Date 11/20/2015	74	21,645
Call - SanDisk Corp. Exercise Price $75.00 Expiration Date 01/15/2016	32	14,400
Call - Staples, Inc. Exercise Price $16.00 Expiration Date 01/15/2016	400	16,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Call - Symantec Corp. Exercise Price $23.00 Expiration Date 11/20/2015	300	$ 2,100
Call - TerraForm Power, Inc. Exercise Price $22.50 Expiration Date 12/18/2015	72	2,520
Call - TESARO, Inc. Exercise Price $45.00 Expiration Date 11/20/2015	36	11,160
Call - TESARO, Inc. Exercise Price $50.00 Expiration Date 11/20/2015	55	4,400
Call - Twitter, Inc. Exercise Price $31.00 Expiration Date 11/20/2015	156	6,552
Call - Twitter, Inc. Exercise Price $35.00 Expiration Date 11/06/2015	129	645
Call - Twitter, Inc. Exercise Price $35.00 Expiration Date 11/13/2015	52	312
Call - Tyson Foods, Inc. Exercise Price $45.00 Expiration Date 11/20/2015	44	3,740
Call - Tyson Foods, Inc. Exercise Price $47.00 Expiration Date 11/20/2015	217	5,425
Call - Union Pacific Corp. Exercise Price $94.00 Expiration Date 11/20/2015	41	1,804
Call - Vishay Intertechnology, Inc. Exercise Price $12.50 Expiration Date 01/15/2016	800	12,000
Call - Yahoo! Inc. Exercise Price $34.00 Expiration Date 11/06/2015	245	44,835
Call - Yahoo! Inc. Exercise Price $34.50 Expiration Date 11/20/2015	73	13,432
Put - Ally Financial, Inc. Exercise Price $18.00 Expiration Date 11/20/2015	349	3,490
Put - Cempra, Inc. Exercise Price $20.00 Expiration Date 11/20/2015	64	6,080
Put - CenturyLink, Inc. Exercise Price $25.00 Expiration Date 11/20/2015	88	1,540
Put - Commercial Metals Co. Exercise Price $13.00 Expiration Date 11/20/2015	124	1,860
Put - Commercial Metals Co. Exercise Price $14.00 Expiration Date 11/20/2015	124	4,340
Put - Domino’s Pizza, Inc. Exercise Price $100.00 Expiration Date 11/20/2015	108	4,860

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - FireEye, Inc. Exercise Price $24.00 Expiration Date 11/20/2015	60	$ 7,260
Put - Jack in the Box, Inc. Exercise Price $70.00 Expiration Date 12/18/2015	110	18,700
Put - MGM Resorts International Exercise Price $20.00 Expiration Date 11/13/2015	397	3,573
Put - Nordstrom, Inc. Exercise Price $60.15 Expiration Date 11/20/2015	54	2,484
Put - ON Semiconductor Corp. Exercise Price $10.00 Expiration Date 11/20/2015	254	2,540
Put - Seadrill, Ltd. Exercise Price $5.00 Expiration Date 01/20/2017	3,405	544,800
Put - SPDR S&P 500 ETF Trust Exercise Price $206.00 Expiration Date 11/06/2015	230	19,550
Put - SPDR S&P 500 ETF Trust Exercise Price $208.00 Expiration Date 11/06/2015	70	10,220
Put - Windstream Holdings, Inc. Exercise Price $7.00 Expiration Date 11/20/2015	31	2,604

Total Exchange-Traded Options Purchased (Cost $1,269,362)		1,083,735

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (J)	21,677,408	21,677,408

Total Securities Lending Collateral (Cost $21,677,408)		21,677,408

	Principal	Value
REPURCHASE AGREEMENT - 9.4%
State Street Bank & Trust Co. 0.01% (J), dated 10/30/2015, to be repurchased at $11,758,413 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 12/01/2027, and with a value of $11,996,593.	$ 11,758,403	11,758,403

Total Repurchase Agreement (Cost $11,758,403)		11,758,403

Total Investments (Cost $156,357,180) (K)		154,364,676

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
SECURITIES SOLD SHORT - (27.7)% (L) (M)
COMMON STOCKS - (12.3)%
Banks - (0.7)%
Bank of America Corp.	(50,000)	$ (839,000)
First Horizon National Corp.	(5,558)	(78,812)

		(917,812)

Biotechnology - (1.9)%
BioMarin Pharmaceutical, Inc.	(18,773)	(2,197,192)
Cepheid	(3,050)	(101,870)
TESARO, Inc.	(1,080)	(49,108)

		(2,348,170)

Capital Markets - (0.6)%
Azimut Holding SpA	(28,764)	(692,388)

Communications Equipment - (0.1)%
Motorola Solutions, Inc.	(2,463)	(172,336)

Consumer Finance - (0.3)%
PRA Group, Inc.	(5,771)	(316,251)

Diversified Financial Services - (0.9)%
Element Financial Corp.	(15,754)	(203,732)
Eurazeo SA	(13,084)	(921,972)

		(1,125,704)

Diversified Telecommunication Services - (0.6)%
Cincinnati Bell, Inc.	(2,295)	(8,652)
Frontier Communications Corp.	(19,052)	(97,927)
Inmarsat PLC	(43,867)	(666,110)

		(772,689)

Electronic Equipment, Instruments & Components - (0.0)% (N)
Vishay Intertechnology, Inc.	(4,000)	(42,400)

Food Products - (1.0)%
Hain Celestial Group, Inc.	(9,116)	(454,433)
Marine Harvest ASA	(38,000)	(501,900)
Tyson Foods, Inc., Class A	(7,605)	(337,358)

		(1,293,691)

Health Care Equipment & Supplies - (0.8)%
HeartWare International, Inc.	(15,039)	(649,534)
Hologic, Inc.	(9,752)	(378,963)

		(1,028,497)

Hotels, Restaurants & Leisure - (0.5)%
Jack in the Box, Inc.	(2,750)	(204,958)
Las Vegas Sands Corp.	(8,808)	(436,084)

		(641,042)

Insurance - (0.1)%
T&D Holdings, Inc.	(6,600)	(87,621)

Internet Software & Services - (0.8)%
Twitter, Inc.	(4,515)	(128,497)
Yahoo!, Inc.	(24,979)	(889,752)

		(1,018,249)

Media - (0.3)%
A H Belo Corp., Class A	(23,509)	(127,184)
Gannett Co., Inc.	(7,834)	(123,934)
Lee Enterprises, Inc.	(32,592)	(64,858)
McClatchy Co., Class A	(53,376)	(74,192)

		(390,168)

Real Estate Investment Trusts - (0.9)%
Hansteen Holdings PLC	(582,987)	(1,076,376)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Real Estate Management & Development - (0.8)%
LEG Immobilien AG	(12,865)	$ (1,026,365)

Semiconductors & Semiconductor Equipment - (0.4)%
ON Semiconductor Corp.	(38,700)	(425,700)

Software - (0.8)%
Bottomline Technologies de, Inc.	(8,992)	(248,899)
Citrix Systems, Inc.	(6,493)	(533,075)
FireEye, Inc.	(8,537)	(223,242)

		(1,005,216)

Specialty Retail - (0.2)%
GNC Holdings, Inc., Class A	(3,185)	(94,754)
Mattress Firm Holding Corp.	(3,200)	(136,224)

		(230,978)

Textiles, Apparel & Luxury Goods - (0.6)%
adidas AG	(6,213)	(557,160)
Shenzhou International Group Holdings, Ltd.	(34,000)	(167,574)

		(724,734)

Total Common Stocks (Proceeds $15,396,503)		(15,336,387)

EXCHANGE-TRADED FUNDS - (0.7)%
U.S. Equity Funds - (0.7)%
Financial Select Sector SPDR Fund	(3,913)	(94,225)
SPDR S&P Insurance ETF	(4,574)	(325,440)
SPDR S&P Oil & Gas Exploration & Production ETF	(13,905)	(515,598)

Total Exchange-Traded Funds (Proceeds $950,770)		(935,263)

	Principal	Value
CONVERTIBLE BONDS - (2.4)%
Machinery - (0.3)%
NaviStar International Corp. 4.75%, 04/15/2019	$ (590,000)	(410,050)

Software - (2.1)%
Red Hat, Inc. 0.25%, 10/01/2019	(2,014,000)	(2,570,367)

Total Convertible Bonds (Proceeds $2,921,809)		(2,980,417)

CORPORATE DEBT SECURITIES - (9.5)%
Chemicals - (1.0)%
SPCM SA 2.88%, 06/15/2023 (E)	EUR (1,160,000)	(1,216,598)

Diversified Telecommunication Services - (0.7)%
Intelsat Jackson Holdings SA 6.63%, 12/15/2022	$ (1,157,000)	(914,030)

Food Products - (0.2)%
Post Holdings, Inc. 7.38%, 02/15/2022	(291,000)	(306,598)

Hotels, Restaurants & Leisure - (1.2)%
Scientific Games International, Inc. 6.63%, 05/15/2021	(2,131,000)	(1,481,045)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
SECURITIES SOLD SHORT (continued)
CORPORATE DEBT SECURITIES (continued)
Marine - (1.1)%
Hornbeck Offshore Services, Inc. 5.00%, 03/01/2021	$ (1,820,000)	$ (1,392,300)

Media - (2.1)%
CSC Holdings LLC 5.25%, 06/01/2024	(1,000,000)	(879,490)
Sinclair Television Group, Inc. 5.63%, 08/01/2024 (D)	(1,722,000)	(1,687,560)

		(2,567,050)

Metals & Mining - (2.8)%
Freeport-McMoRan, Inc. 3.55%, 03/01/2022	(1,511,000)	(1,203,511)
Southern Copper Corp. 3.88%, 04/23/2025	(1,255,000)	(1,183,775)
Vale Overseas, Ltd. 4.38%, 01/11/2022	(1,288,000)	(1,174,656)

		(3,561,942)

Textiles, Apparel & Luxury Goods - (0.4)%
Jo-Ann Stores Holdings, Inc. 9.75%, 10/15/2019 Cash Rate 9.75% (D) (O)	(593,000)	(447,715)

Total Corporate Debt Securities (Proceeds $12,141,183)		(11,887,278)

	Principal	Value
SECURITIES SOLD SHORT (continued)
FOREIGN GOVERNMENT OBLIGATION - (1.9)%
Banco Nacional de Desenvolvimento Economico e Social 5.50%, 07/12/2020 (E)	$ (2,500,000)	$ (2,350,000)

Total Foreign Government Obligation (Proceeds $2,536,150)		(2,350,000)

U.S. GOVERNMENT OBLIGATIONS - (0.9)%
U.S. Treasury Note 2.13%, 05/15/2025	(1,167,000)	(1,164,539)

Total U.S. Government Obligations (Proceeds $1,144,104)		(1,164,539)

Total Securities Sold Short (Proceeds $35,090,519)		(34,653,884)

Net Other Assets (Liabilities) - 4.3%		5,328,593

Net Assets - 100.0%		$ 125,039,385

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date		Currency Purchased		Currency Sold	Unrealized Appreciation	Unrealized Depreciation
SSB	11/30/2015	EUR	2,848,000	USD	3,130,740	$6,137	$(3,906)
SSB	11/30/2015	JPY	257,000,000	USD	2,131,811	—	(1,476)
SSB	11/30/2015	USD	1,253,965	CAD	1,660,000	—	(15,294)
SSB	11/30/2015	USD	64,025	CHF	63,000	231	—
SSB	11/30/2015	USD	24,768,718	EUR	22,388,000	140,567	—
SSB	11/30/2015	USD	1,422,393	GBP	931,000	—	(12,575)
SSB	11/30/2015	USD	2,074,727	HKD	16,077,750	133	—
SSB	11/30/2015	USD	9,828,091	JPY	1,184,000,000	17,676	(4,046)

Total						$164,744	$(37,297)

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$20,904,623	$14,843,295	$—	$35,747,918
Convertible Bonds	—	59,957,521	—	59,957,521
Corporate Debt Securities	—	24,139,691	—	24,139,691
Exchange-Traded Options Purchased	1,076,535	7,200	—	1,083,735
Securities Lending Collateral	21,677,408	—	—	21,677,408
Repurchase Agreement	—	11,758,403	—	11,758,403

Total Investments	$43,658,566	$110,706,110	$—	$154,364,676

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION (continued):

Valuation Inputs (continued) (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS (continued)
Other Financial Instruments
Forward Foreign Currency Contracts (Q)	$—	$164,744	$—	$164,744

Total Other Financial Instruments	$—	$164,744	$—	$164,744

LIABILITIES
Securities Sold Short
Common Stocks	$(9,638,921)	$(5,697,466)	$—	$(15,336,387)
Exchange-Traded Funds	(935,263)	—	—	(935,263)
Convertible Bonds	—	(2,980,417)	—	(2,980,417)
Corporate Debt Securities	—	(11,887,278)	—	(11,887,278)
Foreign Government Obligation	—	(2,350,000)	—	(2,350,000)
U.S. Government Obligations	—	(1,164,539)	—	(1,164,539)

Total Securities Sold Short	$(10,574,184)	$(24,079,700)	$—	$(34,653,884)

Other Financial Instruments
Forward Foreign Currency Contracts (Q)	$—	$(37,297)	$—	$(37,297)

Total Other Financial Instruments	$—	$(37,297)	$—	$(37,297)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security has been segregated by the custodian as collateral for an open line of credit. The total value of all securities segregated as collateral for the open line of credit is $27,830,399.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $21,170,429. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $22,817,331, representing 18.2% of the Fund’s net assets.
(E)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $16,673,197, representing 13.3% of the Fund’s net assets.
(F)	All or a portion of the security has been segregated by the custodian as collateral for open options and securities sold short transactions. The total value of all securities segregated as collateral for open options and securities sold short transactions is $15,832,320.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2015; the maturity date disclosed is the ultimate maturity date.
(H)	Security in default.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of derivatives is $7,200, representing less than 0.1% of the Fund’s net assets.
(J)	Rate disclosed reflects the yield at October 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $156,758,968. Aggregate gross unrealized appreciation and depreciation for all securities is $2,180,740 and $4,575,032, respectively. Net unrealized depreciation for tax purposes is $2,394,292.
(L)	Cash in the amount of $35,920,052 has been segregated by the custodian as collateral for open options and securities sold short transactions.
(M)	Cash in the amount of $3,810 has been segregated by the broker as collateral for open options and securities sold short transactions.
(N)	Percentage rounds to less than 0.1% or (0.1)%.
(O)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(P)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD JPY USD	Hong Kong Dollar Japanese Yen United States Dollar

COUNTERPARTY ABBREVIATION:

SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 99.6%
Australia - 6.9%
Federation Centres, REIT	389,875	$ 809,038
Goodman Group, REIT	69,502	300,840
GPT Group, REIT	195,339	664,443
Investa Office Fund, REIT	150,075	432,354
Lend Lease Group	8,260	76,573
Mirvac Group, REIT	419,063	539,395
Scentre Group, REIT	256,546	757,384

		3,580,027

France - 7.2%
Gecina SA, REIT	3,942	504,573
ICADE, REIT	5,805	429,991
Klepierre, REIT	27,094	1,286,353
Unibail-Rodamco SE, REIT	5,422	1,515,021

		3,735,938

Germany - 2.8%
Deutsche Wohnen AG	10,886	307,111
LEG Immobilien AG (A)	13,155	1,049,501
Vonovia SE	3,248	108,364

		1,464,976

Hong Kong - 6.2%
Cheung Kong Property Holdings, Ltd.	48,990	345,116
Hongkong Land Holdings, Ltd.	118,297	888,410
Link REIT (B)	100,600	602,904
Sino Land Co., Ltd.	220,000	341,187
Sun Hung Kai Properties, Ltd.	74,945	1,005,636

		3,183,253

Japan - 14.4%
Daito Trust Construction Co., Ltd.	3,200	348,454
Daiwa House Industry Co., Ltd.	11,823	313,138
GLP J-REIT	274	273,387
Japan Retail Fund Investment Corp., Class A, REIT	481	935,134
Kenedix Office Investment Corp., Class A, REIT (B)	80	367,946
Mitsubishi Estate Co., Ltd.	85,436	1,845,791
Mitsui Fudosan Co., Ltd.	64,446	1,767,765
Nippon Prologis REIT, Inc. (B)	275	486,098
NTT Urban Development Corp. (B)	15,900	159,040
Orix JREIT, Inc., Class A	274	370,117
Sumitomo Realty & Development Co., Ltd.	15,930	528,580
Tokyo Tatemono Co., Ltd.	4,000	50,021

		7,445,471

Netherlands - 1.1%
Eurocommercial Properties NV, CVA	6,978	333,408
NSI NV, REIT	49,903	217,418

		550,826

Singapore - 0.7%
City Developments, Ltd.	61,500	348,569

Spain - 0.2%
Hispania Activos Inmobiliarios SA (A)	6,640	100,033

Sweden - 0.4%
Hufvudstaden AB, Class A	15,132	214,310

United Kingdom - 7.6%
British Land Co. PLC, REIT	59,376	796,804
Derwent London PLC, REIT	9,766	584,144

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Great Portland Estates PLC, REIT	34,154	$ 468,338
Hammerson PLC, REIT	57,738	566,541
Land Securities Group PLC, REIT	59,028	1,218,457
Safestore Holdings PLC, REIT	32,245	161,802
UNITE Group PLC	9,741	99,861

		3,895,947

United States - 52.1%
Alexandria Real Estate Equities, Inc., REIT (B)	6,500	583,310
AvalonBay Communities, Inc., REIT	6,515	1,139,018
Boston Properties, Inc., REIT	7,620	958,977
DCT Industrial Trust, Inc., REIT (B)	13,075	485,344
DDR Corp., REIT (B)	42,600	715,680
Digital Realty Trust, Inc., REIT (B)	9,153	676,956
Douglas Emmett, Inc., REIT	14,400	439,920
Equinix, Inc., REIT (B)	1,000	296,680
Equity Residential, REIT	23,800	1,840,216
Essex Property Trust, Inc., REIT	3,502	771,981
General Growth Properties, Inc., REIT	49,390	1,429,841
Healthcare Realty Trust, Inc., REIT	15,800	416,488
Healthcare Trust of America, Inc., Class A, REIT (B)	12,850	338,084
Highwoods Properties, Inc., REIT	7,100	308,495
Host Hotels & Resorts, Inc., REIT (B)	58,177	1,008,207
Kilroy Realty Corp., REIT (B)	12,500	823,000
Kimco Realty Corp., REIT	46,120	1,234,632
Paramount Group, Inc., REIT	23,000	408,710
Pebblebrook Hotel Trust, REIT (B)	9,989	341,424
Post Properties, Inc., REIT (B)	4,600	274,804
Prologis, Inc., Class A, REIT	29,003	1,239,298
Public Storage, REIT	6,900	1,583,274
Simon Property Group, Inc., REIT	16,433	3,310,592
SL Green Realty Corp., REIT (B)	10,200	1,209,924
Spirit Realty Capital, Inc., REIT (B)	61,300	624,034
Sun Communities, Inc., REIT (B)	4,300	288,186
Sunstone Hotel Investors, Inc., REIT (B)	29,677	429,129
UDR, Inc., REIT	23,383	805,778
VEREIT, Inc.	62,300	514,598
Vornado Realty Trust, Class A, REIT	9,337	938,835
Welltower, Inc., REIT	22,500	1,459,575

		26,894,990

Total Common Stocks (Cost $39,274,198)		51,414,340

SECURITIES LENDING COLLATERAL - 13.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	7,123,672	7,123,672

Total Securities Lending Collateral (Cost $7,123,672)		7,123,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 0.4%

State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $226,677 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.07%, due 11/07/2022, and with a value of $233,359.

	$ 226,676	$ 226,676

Total Repurchase Agreement (Cost $226,676)		226,676

Total Investments (Cost $46,624,546) (D)		58,764,688
Net Other Assets (Liabilities) - (13.8)%		(7,129,227)

Net Assets - 100.0%		$ 51,635,461

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Real Estate Investment Trusts	70.7%	$41,516,880
Real Estate Management & Development	16.8	9,897,460

Investments, at Value	87.5	51,414,340
Short-Term Investments	12.5	7,350,348

Total Investments	100.0%	$58,764,688

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$26,894,990	$24,519,350	$—	$51,414,340
Securities Lending Collateral	7,123,672	—	—	7,123,672
Repurchase Agreement	—	226,676	—	226,676

Total Investments	$34,018,662	$24,746,026	$—	$58,764,688

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $6,937,122. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $48,773,971. Aggregate gross unrealized appreciation and depreciation for all securities is $10,563,671 and $572,954, respectively. Net unrealized appreciation for tax purposes is $9,990,717.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 3.6%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A
5.56%, 07/15/2059 (A)	$ 1,366,393	$ 1,569,703
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 (A)	1,594,000	1,576,701
BlueMountain CLO, Ltd.
Series 2015-2A, Class A1
1.71%, 07/18/2027 (A) (B)	1,880,000	1,863,121
Diamond Resorts Owner Trust
Series 2015-1, Class A
2.73%, 07/20/2027 (A)	579,252	577,179
ICG US CLO, Ltd.
Series 2014-1A, Class A1
1.47%, 04/20/2026 (A) (B)	1,910,000	1,869,397
JG Wentworth XXI LLC
Series 2010-2A, Class A
4.07%, 01/15/2048 (A)	332,135	345,613
OCP CLO, Ltd.
Series 2015-8A, Class A1
1.85%, 04/17/2027 (A) (B)	1,900,000	1,881,042
Orange Lake Timeshare Trust
Series 2014-AA, Class A
2.29%, 07/09/2029 (A)	1,851,405	1,841,128
Palmer Square CLO, Ltd.
Series 2015-2A, Class A1A
1.79%, 07/20/2027 (A) (B)	1,870,000	1,853,557
SBA Tower Trust
Series 2014-1A, Class C
2.90%, 10/15/2044 (A) (B)	6,281,000	6,244,634
Sierra Timeshare Receivables Funding LLC
Series 2013-1A, Class A
1.59%, 11/20/2029 (A)	1,593,893	1,575,042
Series 2014-1A, Class A
2.07%, 03/20/2030 (A)	1,510,857	1,500,984
Series 2014-2A, Class A
2.05%, 06/20/2031 (A)	649,818	652,680
Series 2014-3A, Class A
2.30%, 10/20/2031 (A)	576,815	577,985
Series 2015-3A, Class A
2.58%, 09/20/2032 (A)	2,900,000	2,899,420
Silverleaf Finance XVIII LLC
Series 2014-A, Class A
2.81%, 01/15/2027 (A)	953,496	955,248
SolarCity LMC Series III LLC
Series 2014-2, Class A
4.02%, 07/20/2044 (A)	797,897	777,519
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (A)	416,537	417,454
SVO VOI Mortgage LLC
Series 2012-AA, Class A
2.00%, 09/20/2029 (A)	407,516	403,438

Total Asset-Backed Securities (Cost $29,548,366)		29,381,845

	Principal	Value
CORPORATE DEBT SECURITIES - 38.8%
Aerospace & Defense - 0.6%
Exelis, Inc.
5.55%, 10/01/2021	$ 4,276,000	$ 4,727,396

Airlines - 2.0%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	2,688,909	2,719,159
4.95%, 07/15/2024	3,885,272	4,161,904
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	2,762,672	2,831,738
9.00%, 01/08/2018	1,024,261	1,071,366
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	2,287,204	2,413,000
6.82%, 02/10/2024	1,394,689	1,624,813
7.75%, 06/17/2021	207,045	233,443
Southwest Airlines Co. Pass-Through Trust
6.15%, 02/01/2024	387,912	434,462
UAL Pass-Through Trust
10.40%, 05/01/2018	942,518	999,634

		16,489,519

Auto Components - 0.1%
BorgWarner, Inc.
3.38%, 03/15/2025	915,000	887,116

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	530,000	556,026

Banks - 6.8%
Bank of America Corp.
5.42%, 03/15/2017	7,070,000	7,418,035
Barclays Bank PLC
10.18%, 06/12/2021 (A)	6,925,000	9,093,425
Branch Banking & Trust Co.
3.80%, 10/30/2026	2,430,000	2,475,640
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.00%, 06/30/2019 (A) (C)	6,070,000	7,549,562
First Horizon National Corp.
3.50%, 12/15/2020	2,440,000	2,431,697
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (A)	4,425,000	4,432,133
JPMorgan Chase & Co.
3.25%, 09/23/2022	1,380,000	1,393,408
6.40%, 05/15/2038	3,080,000	3,902,650
JPMorgan Chase Bank NA
6.00%, 10/01/2017	1,970,000	2,132,044
Korea Development Bank
3.00%, 03/17/2019	2,400,000	2,471,928
3.50%, 08/22/2017	900,000	928,866
Nordea Bank AB
4.25%, 09/21/2022 (A)	4,295,000	4,389,447
Oversea-Chinese Banking Corp., Ltd.
3.15%, 03/11/2023 (A) (B)	1,480,000	1,495,296
PNC Bank NA
2.95%, 02/23/2025	1,210,000	1,176,331
US Bank NA
2.13%, 10/28/2019	689,000	692,784
Wells Fargo & Co.
4.13%, 08/15/2023	1,900,000	1,977,313
5.38%, 11/02/2043	743,000	813,744

		54,774,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	$ 1,315,000	$ 1,315,646

Biotechnology - 1.7%
AbbVie, Inc.
4.40%, 11/06/2042	6,500,000	5,916,684
Celgene Corp.
2.88%, 08/15/2020	1,795,000	1,806,389
3.88%, 08/15/2025	2,290,000	2,296,034
Gilead Sciences, Inc.
3.65%, 03/01/2026	3,590,000	3,629,519

		13,648,626

Building Products - 0.3%
Owens Corning
4.20%, 12/15/2022	2,114,000	2,137,503

Capital Markets - 3.9%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	1,875,000	1,917,512
Bank of New York Mellon Corp.
2.10%, 01/15/2019, MTN	800,000	805,768
Credit Suisse Group Funding Guernsey, Ltd.
2.75%, 03/26/2020 (A)	3,875,000	3,860,046
3.75%, 03/26/2025 (A)	1,660,000	1,622,947
Deutsche Bank AG
1.64%, 08/20/2020 (B) (D)	2,210,000	2,223,264
Goldman Sachs Group, Inc.
4.25%, 10/21/2025	1,325,000	1,324,483
7.50%, 02/15/2019, MTN	1,375,000	1,602,539
Macquarie Group, Ltd.
6.25%, 01/14/2021 (A) (D)	3,395,000	3,846,746
Morgan Stanley
7.30%, 05/13/2019, MTN	6,430,000	7,498,930
Oaktree Capital Management, LP
6.75%, 12/02/2019 (A)	1,700,000	1,969,088
UBS AG
1.80%, 03/26/2018, MTN	763,000	764,135
7.63%, 08/17/2022	3,455,000	3,995,984

		31,431,442

Chemicals - 0.2%
Monsanto Co.
4.40%, 07/15/2044	2,090,000	1,861,849

Commercial Services & Supplies - 0.4%
Hutchison Whampoa International 11, Ltd.
3.50%, 01/13/2017 (A)	235,000	240,406
Hutchison Whampoa International 12 II, Ltd.
2.00%, 11/08/2017 (A)	3,050,000	3,064,326

		3,304,732

Construction Materials - 0.3%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	2,466,000	2,440,299

Consumer Finance - 0.4%
Discover Financial Services
3.85%, 11/21/2022	3,610,000	3,580,680

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 1.6%
Associates Corp. of North America
6.95%, 11/01/2018	$ 2,382,000	$ 2,710,128
General Electric Capital Corp.
5.50%, 01/08/2020, MTN	745,000	846,213
7.13%, 06/15/2022 (B) (C)	5,040,000	5,922,000
Murray Street Investment Trust I
4.65%, 03/09/2017 (E)	3,615,000	3,758,739

		13,237,080

Diversified Telecommunication Services - 1.9%
AT&T, Inc.
2.45%, 06/30/2020	4,075,000	4,035,175
3.40%, 05/15/2025	1,808,000	1,754,453
4.35%, 06/15/2045	595,000	515,194
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	1,472,000	1,380,000
Verizon Communications, Inc.
3.85%, 11/01/2042	1,250,000	1,047,033
5.15%, 09/15/2023	4,985,000	5,556,311
6.55%, 09/15/2043	1,155,000	1,382,567

		15,670,733

Electric Utilities - 1.6%
Appalachian Power Co.
3.40%, 06/01/2025	1,130,000	1,111,690
DTE Electric Co.
4.30%, 07/01/2044	3,477,000	3,591,449
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 (A)	1,540,000	1,663,848
PacifiCorp
3.60%, 04/01/2024	3,020,000	3,143,270
Public Service Electric & Gas Co.
3.00%, 05/15/2025	3,150,000	3,145,533

		12,655,790

Energy Equipment & Services - 0.1%
Hiland Partners, LP / Hiland Partners Finance Corp.
7.25%, 10/01/2020 (A)	760,000	794,200

Food & Staples Retailing - 0.7%
CVS Health Corp.
2.25%, 08/12/2019	1,595,000	1,607,596
Wal-Mart Stores, Inc.
4.30%, 04/22/2044	2,695,000	2,731,684
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	1,360,000	1,359,139

		5,698,419

Food Products - 0.3%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (A)	2,797,000	2,807,880

Health Care Providers & Services - 0.7%
Anthem, Inc.
2.30%, 07/15/2018	1,400,000	1,406,937
Express Scripts Holding Co.
4.75%, 11/15/2021	2,575,000	2,787,849
UnitedHealth Group, Inc.
3.38%, 11/15/2021	1,335,000	1,389,602

		5,584,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Products - 0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	$ 1,100,000	$ 1,144,000
6.88%, 02/15/2021	1,235,000	1,290,575

		2,434,575

Insurance - 3.2%
Fidelity National Financial, Inc.
5.50%, 09/01/2022	370,000	392,650
6.60%, 05/15/2017	1,226,000	1,308,050
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	2,075,000	2,351,276
Nippon Life Insurance Co.
5.00%, 10/18/2042 (A) (B)	3,280,000	3,444,000
Pacific Life Insurance Co.
9.25%, 06/15/2039 (A)	3,515,000	5,188,129
Reinsurance Group of America, Inc.
6.75%, 12/15/2065 (B) (D)	2,791,000	2,354,906
Swiss Re Solutions Holding Corp.
7.75%, 06/15/2030	2,903,000	3,944,756
ZFS Finance USA Trust II
6.45%, 12/15/2065 (A) (B)	6,765,000	6,863,093

		25,846,860

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	2,070,000	2,067,821
2.40%, 02/01/2019	790,000	795,755
5.30%, 02/01/2044	665,000	716,179

		3,579,755

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd.
2.13%, 04/27/2020 (A)	1,185,000	1,169,709

Media - 0.5%
CCO Holdings LLC / CCO Holdings Capital Corp.
6.50%, 04/30/2021	538,000	564,564
NBCUniversal Media LLC
4.38%, 04/01/2021	2,294,000	2,523,235
4.45%, 01/15/2043	1,046,000	1,055,418

		4,143,217

Metals & Mining - 0.2%
Novelis, Inc.
8.75%, 12/15/2020	1,350,000	1,353,375

Oil, Gas & Consumable Fuels - 1.8%
CNOOC Nexen Finance ULC
1.63%, 04/30/2017	850,000	848,179
Continental Resources, Inc.
3.80%, 06/01/2024	1,055,000	882,980
Energy Transfer Partners, LP
4.90%, 02/01/2024	2,070,000	1,952,173
5.15%, 03/15/2045	520,000	415,008
7.60%, 02/01/2024	1,275,000	1,432,955
EnLink Midstream Partners, LP
2.70%, 04/01/2019	3,615,000	3,535,022
Kinder Morgan, Inc.
3.05%, 12/01/2019	830,000	804,555

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019	$ 1,404,000	$ 329,940
Petrobras Global Finance BV
5.38%, 01/27/2021	690,000	561,487
Petroleos Mexicanos
3.50%, 07/18/2018	3,360,000	3,417,120
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.83%, 09/30/2016 (A)	667,120	684,767

		14,864,186

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.80%, 03/15/2025	1,680,000	1,664,776
Perrigo Co. PLC
2.30%, 11/08/2018	710,000	699,381

		2,364,157

Real Estate Investment Trusts - 2.7%
CBL & Associates, LP
5.25%, 12/01/2023	1,840,000	1,884,500
EPR Properties
5.75%, 08/15/2022	2,308,000	2,449,374
Highwoods Realty, LP
5.85%, 03/15/2017	1,555,000	1,634,276
Hospitality Properties Trust
5.00%, 08/15/2022	4,800,000	4,956,653
Host Hotels & Resorts, LP
4.00%, 06/15/2025	680,000	657,179
Kilroy Realty, LP
4.25%, 08/15/2029	2,565,000	2,510,312
National Retail Properties, Inc.
3.90%, 06/15/2024	3,565,000	3,560,237
Vereit Operating Partnership, LP
2.00%, 02/06/2017	3,870,000	3,814,659

		21,467,190

Road & Rail - 0.9%
Aviation Capital Group Corp.
7.13%, 10/15/2020 (A)	4,495,000	5,225,437
Hertz Corp.
6.75%, 04/15/2019	2,023,000	2,076,104

		7,301,541

Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.
2.45%, 07/29/2020	2,950,000	2,997,279
KLA-Tencor Corp.
4.13%, 11/01/2021	2,216,000	2,225,436

		5,222,715

Software - 0.3%
Microsoft Corp.
2.70%, 02/12/2025 (D)	2,255,000	2,220,528

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.
2.40%, 05/03/2023	5,130,000	5,018,940
Hewlett Packard Enterprise Co.
3.60%, 10/15/2020 (A)	2,406,000	2,423,196

		7,442,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.7%
Reynolds American, Inc.
8.13%, 06/23/2019 (A)	$ 1,000,000	$ 1,182,434
RJ Reynolds Tobacco Co.
8.13%, 06/23/2019	3,455,000	4,085,310

		5,267,744

Trading Companies & Distributors - 0.4%
International Lease Finance Corp.
6.75%, 09/01/2016 (A)	3,335,000	3,461,450

Wireless Telecommunication Services - 1.6%
America Movil SAB de CV
4.38%, 07/16/2042 (D)	2,600,000	2,383,319
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	4,340,000	4,266,350
4.88%, 08/15/2040 (A)	3,200,000	3,455,791
SBA Tower Trust
2.24%, 04/15/2043 (A)	520,000	514,743
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	1,844,000	2,027,238

		12,647,441

Total Corporate Debt Securities (Cost $319,689,539)		314,390,206

FOREIGN GOVERNMENT OBLIGATION - 0.2%
Export-Import Bank of Korea
4.00%, 01/11/2017	1,700,000	1,749,648

Total Foreign Government Obligation (Cost $1,755,461)		1,749,648

MORTGAGE-BACKED SECURITIES - 12.9%
Aventura Mall Trust
Series 2013-AVM, Class A
3.74%, 12/05/2032 (A) (B)	1,500,000	1,592,619
Banc of America Commercial Mortgage Trust
Series 2007-3, Class A1A
5.56%, 06/10/2049 (B)	2,376,709	2,492,597
Banc of America Re-REMIC Trust
Series 2010-UB3, Class A4B1
5.56%, 06/15/2049 (A) (B)	2,295,000	2,405,352
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 (A)	1,234,000	1,227,445
Series 2012-TFT, Class C
3.47%, 06/05/2030 (A) (B)	2,980,000	2,864,709
BBCMS Trust
Series 2013-TYSN, Class B
4.04%, 09/05/2032 (A)	2,530,000	2,670,167
BCAP LLC Trust
Series 2009-RR15, Class 1A1
2.77%, 10/26/2035 (A) (B)	332,576	333,305
Series 2009-RR4, Class 9A1
2.61%, 10/26/2035 (A) (B)	247,858	245,643
Series 2009-RR6, Class 2A1
2.70%, 08/26/2035 (A) (B)	1,418,007	1,409,077
Series 2011-R11, Class 16A5
2.38%, 08/26/2035 (A) (B)	2,191,737	2,218,643

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust (continued)
Series 2011-R11, Class 23A1
2.67%, 06/26/2035 (A) (B)	$ 846,049	$ 855,284
Series 2012-RR12, Class 4A1
2.79%, 04/26/2036 (A) (B)	2,128,977	2,142,537
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	1,147,084	1,182,072
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (B)	1,109,943	1,178,778
Citigroup Mortgage Loan Trust
Series 2014-A, Class A
4.00%, 01/25/2035 (A) (B)	2,305,525	2,383,838
Series 2015-A, Class A1
3.50%, 06/25/2058 (B)	3,403,112	3,455,717
COMM Mortgage Trust
Series 2013-GAM, Class A1
1.71%, 02/10/2028 (A)	309,449	305,104
Series 2013-GAM, Class A2
3.37%, 02/10/2028 (A)	900,000	914,639
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	1,500,000	1,596,261
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 (A)	3,250,000	3,276,307
Core Industrial Trust
Series 2015-CALW, Class B
3.25%, 02/10/2034 (A)	3,895,000	3,919,215
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 1A1
2.72%, 09/27/2036 (A) (B)	998,454	998,399
CSMC Trust
Series 2009-14R, Class 2A1
5.00%, 06/26/2037 (A)	526,778	540,030
Series 2014-11R, Class 17A1
0.24%, 12/27/2036 (A) (B)	2,469,516	2,333,969
GS Mortgage Securities Trust
Series 2013-G1, Class A2
3.56%, 04/10/2031 (A) (B)	2,248,000	2,253,326
HarborView Mortgage Loan Trust
Series 2004-4, Class 2A
0.76%, 06/19/2034 (B)	612,685	569,381
Hilton USA Trust
Series 2013-HLT, Class AFX
2.66%, 11/05/2030 (A)	2,885,000	2,888,104
Impac CMB Trust
Series 2003-8, Class 1A1
0.88%, 10/25/2033 (B)	477,315	462,459
Jefferies Re-REMIC Trust
Series 2009-R2, Class 4A
2.56%, 05/26/2037 (A) (B)	1,366,239	1,374,541
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (B)	290,137	308,726
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	1,316,597	1,369,785

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2012-WLDN, Class A
3.91%, 05/05/2030 (A)	$ 2,277,094	$ 2,383,209
Series 2014-DSTY, Class B
3.77%, 06/10/2027 (A)	2,800,000	2,904,151
LB Commercial Mortgage Trust
Series 2007-C3, Class A1A
5.85%, 07/15/2044 (B)	840,197	889,144
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class B
4.41%, 08/15/2046 (B)	1,035,000	1,086,733
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (B)	2,615,230	2,748,045
Series 2007-T27, Class A1A
5.65%, 06/11/2042 (B)	1,531,830	1,615,041
Morgan Stanley Re-REMIC Trust
Series 2009-R3, Class 1A
5.50%, 10/26/2035 (A)	300,778	319,963
Series 2010-GG10, Class A4A
5.79%, 08/15/2045 (A) (B)	3,335,406	3,486,259
Series 2012-R3, Class 1A
2.02%, 11/26/2036 (A) (B)	562,238	559,035
Series 2013-R8, Class 9A
0.91%, 09/26/2036 (A) (B)	638,612	621,999
Series 2014-R3, Class 2A
3.00%, 07/26/2048 (A) (B)	1,714,901	1,711,530
Series 2014-R4, Class 4A
2.87%, 11/21/2035 (A) (B)	2,103,279	2,133,354
Motel 6 Trust
Series 2015-MTL6, Class B
3.30%, 02/05/2030 (A)	2,000,000	1,991,503
Series 2015-MTL6, Class C
3.64%, 02/05/2030 (A)	4,780,000	4,763,731
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052 (A) (B)	1,068,488	1,090,918
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3
3.75%, 05/25/2054 (A)	1,745,185	1,788,930
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (A) (B)	1,448,019	1,484,711
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 3A1
0.49%, 05/25/2035 (B)	1,037,500	1,000,262
RBSCF Trust
Series 2009-RR2, Class WBB
5.95%, 02/16/2051 (A) (B)	1,215,000	1,271,748
RBSSP Resecuritization Trust
Series 2009-6, Class 2A1
2.49%, 01/26/2036 (A) (B)	1,511,042	1,522,562
Series 2009-7, Class 5A4
0.59%, 06/26/2037 (A) (B)	995,579	954,723
SCG Trust
Series 2013-SRP1, Class AJ
2.15%, 11/15/2026 (A) (B)	1,400,000	1,389,516

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2015-3, Class A1B
3.00%, 03/25/2054 (A) (B)	$ 2,327,994	$ 2,336,736
Series 2015-5, Class A1B
2.75%, 05/25/2055 (A) (B)	7,000,000	7,012,337
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 (A)	1,239,000	1,298,044
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class B
3.78%, 02/15/2048	3,000,000	2,938,824
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-N, Class 1A2
2.52%, 12/25/2033 (B)	1,114,727	1,114,754

Total Mortgage-Backed Securities (Cost $104,922,868)		104,185,791

MUNICIPAL GOVERNMENT OBLIGATION - 0.4%
California - 0.4%
State of California, General Obligation Unlimited
7.60%, 11/01/2040	2,000,000	2,992,860

Total Municipal Government Obligation (Cost $2,934,151)		2,992,860

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.8%
Federal Home Loan Mortgage Corp.
5.00%, 12/01/2035	811,168	904,747
5.50%, 11/01/2038	412,158	467,446
Federal National Mortgage Association
Zero Coupon, 10/09/2019	6,045,000	5,623,059
3.00%, TBA (F) (G)	31,220,000	31,547,810
3.50%, TBA (F) (G)	54,018,000	56,441,795
4.00%, TBA (F) (G)	21,768,000	23,171,013
5.00%, 04/01/2039	958,552	1,079,199
5.00%, TBA (F) (G)	6,470,000	7,131,153
5.50%, 10/01/2036 - 06/01/2038	1,155,006	1,313,487
6.00%, 11/01/2034 - 01/01/2040	5,059,606	5,794,270
6.00%, 02/01/2041 (F)	1,098,593	1,255,258
6.50%, 06/01/2038	1,246,434	1,471,369

Total U.S. Government Agency Obligations (Cost $136,307,923)		136,200,606

U.S. GOVERNMENT OBLIGATIONS - 25.9%
U.S. Treasury Bond
2.75%, 08/15/2042	7,821,800	7,576,149
3.13%, 02/15/2042	15,079,400	15,781,934
3.50%, 02/15/2039	5,331,100	5,984,853
3.63%, 02/15/2044	6,283,700	7,172,988
4.50%, 02/15/2036	7,363,100	9,571,169
4.75%, 02/15/2037	1,307,000	1,757,609
5.25%, 02/15/2029	3,620,200	4,801,384
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	7,260,405	8,059,993
2.50%, 01/15/2029	7,298,579	8,800,108

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note
0.38%, 05/31/2016	$ 28,252,800	$ 28,257,942
0.50%, 09/30/2016 - 07/31/2017	25,430,900	25,423,832
0.63%, 09/30/2017	500,000	498,906
0.88%, 04/15/2017 - 04/30/2017	13,633,000	13,684,591
1.00%, 11/30/2019	6,655,000	6,553,964
1.25%, 11/30/2018	13,063,000	13,130,013
1.63%, 03/31/2019 - 11/15/2022	26,021,600	26,014,009
1.75%, 05/15/2023	3,175,400	3,125,372
1.88%, 11/30/2021	2,593,000	2,606,911
2.00%, 07/31/2020 - 02/15/2025	10,357,200	10,303,765
2.25%, 11/15/2024	3,959,800	4,002,285
2.50%, 08/15/2023 - 05/15/2024	6,759,300	6,998,825

Total U.S. Government Obligations (Cost $209,444,296)		210,106,602

	Shares	Value
PREFERRED STOCK - 0.1%
Banks - 0.1%
CoBank ACB
Series F, 6.25% (A) (B)	6,000	620,625

Total Preferred Stock (Cost $612,000)		620,625

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Federal Home Loan Bank Discount Notes
0.11%, 01/08/2016 (H)	$ 12,500,000	12,497,900
0.12%, 01/22/2016 (H)	5,230,000	5,228,938
0.13%, 02/03/2016 (F) (H)	17,730,000	17,724,504
0.14%, 01/29/2016 (H)	17,100,000	17,096,238
0.15%, 12/17/2015 (H)	1,175,000	1,174,941

Total Short-Term U.S. Government Agency Obligations (Cost $53,718,443)		53,722,521

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 8.1%
U.S. Treasury Bill
0.00% (I), 02/18/2016 (H)	$ 8,001,000	$ 7,999,232
0.04%, 11/19/2015 - 12/17/2015 (H)	36,108,000	36,107,255
0.08%, 11/05/2015 (H)	21,427,000	21,426,978

Total Short-Term U.S. Government Obligations (Cost $65,534,189)		65,533,465

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (H)	4,718,830	4,718,830

Total Securities Lending Collateral (Cost $4,718,830)		4,718,830

	Principal	Value
REPURCHASE AGREEMENT - 8.1%
State Street Bank & Trust Co. 0.01% (H), dated 10/30/2015, to be repurchased at $65,318,674 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 2.50%, due 12/15/2027 - 04/01/2028, and with a total value of $66,627,916.	$ 65,318,620	65,318,620

Total Repurchase Agreement (Cost $65,318,620)		65,318,620

Total Investments (Cost $994,504,686) (J)		988,921,619
Net Other Assets (Liabilities) - (22.1)%		(179,020,077)

Net Assets - 100.0%		$ 809,901,542

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$29,381,845	$—	$29,381,845
Corporate Debt Securities	—	314,390,206	—	314,390,206
Foreign Government Obligation	—	1,749,648	—	1,749,648
Mortgage-Backed Securities	—	104,185,791	—	104,185,791
Municipal Government Obligation	—	2,992,860	—	2,992,860
U.S. Government Agency Obligations	—	136,200,606	—	136,200,606
U.S. Government Obligations	—	210,106,602	—	210,106,602
Preferred Stock	620,625	—	—	620,625
Short-Term U.S. Government Agency Obligations	—	53,722,521	—	53,722,521
Short-Term U.S. Government Obligations	—	65,533,465	—	65,533,465
Securities Lending Collateral	4,718,830	—	—	4,718,830
Repurchase Agreement	—	65,318,620	—	65,318,620

Total Investments	$5,339,455	$983,582,164	$—	$988,921,619

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $196,915,369, representing 24.3% of the Fund’s net assets.
(B)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the security is on loan. The total value of all securities on loan is $4,617,950. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2015; the maturity date disclosed is the ultimate maturity date.
(F)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(G)	Cash in the amount of $307,000 has been segregated by the custodian as collateral for open TBA commitment transactions.
(H)	Rate disclosed reflects the yield at October 31, 2015.
(I)	Percentage rounds to less than 0.01% or (0.01)%.
(J)	Aggregate cost for federal income tax purposes is $994,759,828. Aggregate gross unrealized appreciation and depreciation for all securities is $2,243,250 and $8,081,459, respectively. Net unrealized depreciation for tax purposes is $5,838,209.
(K)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 97.2%
Australia - 0.4%
Orica, Ltd. (A)	251,962	$ 2,961,029

Belgium - 0.7%
KBC Groep NV	73,578	4,482,418

Brazil - 0.4%
Itau Unibanco Holding SA, ADR	403,478	2,763,824

Canada - 3.5%
Canadian National Railway Co.	195,750	11,958,367
Element Financial Corp. (B)	306,689	3,966,130
Loblaw Cos., Ltd.	78,735	4,148,701
Valeant Pharmaceuticals International, Inc. (B)	37,300	3,497,621

		23,570,819

China - 0.5%
Alibaba Group Holding, Ltd., ADR (B)	40,861	3,425,378

Denmark - 0.5%
Carlsberg A/S, Class B	43,829	3,592,991

France - 13.9%
Air Liquide SA, Class A	117,582	15,244,362
Bureau Veritas SA	166,033	3,755,634
Danone SA	220,885	15,402,052
Dassault Systemes	57,106	4,511,310
Engie SA (A)	449,172	7,880,687
Hermes International	3,415	1,315,671
L’Oreal SA	16,941	3,093,375
Legrand SA	62,025	3,406,198
LVMH Moet Hennessy Louis Vuitton SE	65,557	12,226,426
Pernod Ricard SA	127,979	15,086,486
Schneider Electric SE	200,675	12,154,632

		94,076,833

Germany - 11.3%
Bayer AG	186,135	24,838,332
Beiersdorf AG	137,846	13,101,266
Linde AG	56,042	9,721,597
Merck KGaA	68,820	6,722,471
MTU Aero Engines AG	30,028	2,779,319
ProSiebenSat.1 Media SE	102,619	5,550,846
SAP SE	168,063	13,284,181

		75,998,012

Hong Kong - 3.8%
AIA Group, Ltd.	2,441,200	14,346,845
Global Brands Group Holding, Ltd. (B)	17,158,000	3,564,160
Li & Fung, Ltd. (A)	9,285,000	7,559,202

		25,470,207

Israel - 0.7%
Check Point Software Technologies, Ltd., Class A (A) (B)	59,452	5,049,853

Japan - 13.4%
Denso Corp.	298,800	14,020,101
FANUC Corp.	40,800	7,288,009
Honda Motor Co., Ltd.	386,700	12,959,433
Hoya Corp.	420,900	17,541,279
Inpex Corp.	618,900	5,926,402
Japan Tobacco, Inc.	260,000	9,073,175
Kyocera Corp.	205,900	9,389,804
Shin-Etsu Chemical Co., Ltd.	59,200	3,548,958

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Terumo Corp.	349,300	$ 10,449,764

		90,196,925

Netherlands - 5.8%
Akzo Nobel NV	166,701	11,814,510
Heineken NV	45,597	4,167,700
ING Groep NV, CVA	877,386	12,769,363
Randstad Holding NV (A)	178,526	10,665,858

		39,417,431

Singapore - 2.1%
DBS Group Holdings, Ltd.	887,800	10,944,611
Singapore Telecommunications, Ltd. (A)	1,089,650	3,095,729

		14,040,340

Spain - 1.1%
Amadeus IT Holding SA, Class A	176,675	7,530,321

Sweden - 1.3%
Hennes & Mauritz AB, Class B	232,798	9,054,641

Switzerland - 12.5%
Julius Baer Group, Ltd. (B)	49,879	2,478,685
Keuhne & Nagel International AG	20,612	2,858,926
Nestle SA	314,056	24,020,066
Novartis AG	147,792	13,434,277
Roche Holding AG	75,863	20,591,879
Sonova Holding AG	25,279	3,452,542
UBS Group AG	861,689	17,243,369

		84,079,744

Taiwan - 2.7%
Hon Hai Precision Industry Co., Ltd.	1,200,446	3,202,323
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	669,300	14,697,828

		17,900,151

United Kingdom - 20.6%
Barclays PLC	1,965,823	7,030,786
BG Group PLC	318,990	5,040,486
Compass Group PLC	1,254,179	21,635,210
Delphi Automotive PLC, Class A	68,159	5,670,147
Diageo PLC	391,679	11,342,610
HSBC Holdings PLC	1,435,064	11,229,602
Prudential PLC	306,519	7,177,723
Reckitt Benckiser Group PLC, Class A	163,640	16,003,838
Rio Tinto PLC	161,199	5,860,973
Rolls-Royce Holdings PLC (B)	594,767	6,303,635
Sky PLC	732,330	12,373,395
Smiths Group PLC	405,160	6,008,598
Standard Chartered PLC	278,880	3,101,452
WPP PLC, Class A	899,639	20,220,752

		138,999,207

United States - 2.0%
Yum! Brands, Inc.	190,548	13,511,759

Total Common Stocks (Cost $698,800,747)		656,121,883

CONVERTIBLE PREFERRED STOCK - 0.9%
Canada - 0.9%
Suncor Energy, Inc.
2.86% (C)	209,818	6,243,513

Total Convertible Preferred Stock (Cost $6,247,540)		6,243,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
PREFERRED STOCK - 0.0% (D)
United Kingdom - 0.0% (D)
Rolls Royce Holdings PLC 0.00% (B) (E)	55,134,900	$ 84,996

Total Preferred Stock (Cost $85,241)		84,996

SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	16,891,034	16,891,034

Total Securities Lending Collateral (Cost $16,891,034)		16,891,034

	Principal	Value
REPURCHASE AGREEMENT - 1.7%

State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $11,719,953 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.11%, due 11/07/2022, and with a value of $11,955,837.

	$ 11,719,944	$ 11,719,944

Total Repurchase Agreement (Cost $11,719,944)		11,719,944

Total Investments (Cost $733,744,506) (F)		691,061,370
Net Other Assets (Liabilities) - (2.3)%		(15,853,817)

Net Assets - 100.0%		$ 675,207,553

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	10.0%	$69,084,580
Banks	7.6	52,322,056
Chemicals	6.3	43,290,456
Food Products	5.7	39,422,118
Media	5.5	38,144,993
Hotels, Restaurants & Leisure	5.1	35,146,969
Beverages	4.9	34,189,787
Health Care Equipment & Supplies	4.6	31,443,585
Textiles, Apparel & Luxury Goods	3.6	24,665,459
Software	3.3	22,845,344
Insurance	3.1	21,524,568
Capital Markets	2.9	19,722,054
Auto Components	2.9	19,690,248
Oil, Gas & Consumable Fuels	2.5	17,210,401
Personal Products	2.3	16,194,641
Household Products	2.3	16,003,838
Electrical Equipment	2.3	15,560,830
Semiconductors & Semiconductor Equipment	2.1	14,697,828
Professional Services	2.1	14,421,492
Automobiles	1.9	12,959,433
Electronic Equipment, Instruments & Components	1.8	12,592,127
Road & Rail	1.7	11,958,367
Aerospace & Defense	1.3	9,167,950
Tobacco	1.3	9,073,175
Specialty Retail	1.3	9,054,641
Multi-Utilities	1.1	7,880,687
IT Services	1.1	7,530,321
Machinery	1.1	7,288,009
Industrial Conglomerates	0.9	6,008,598
Metals & Mining	0.8	5,860,973
Food & Staples Retailing	0.6	4,148,701
Diversified Financial Services	0.6	3,966,130
Internet Software & Services	0.5	3,425,378
Diversified Telecommunication Services	0.4	3,095,729
Marine	0.4	2,858,926

Investments, at Value	95.9	662,450,392
Short-Term Investments	4.1	28,610,978

Total Investments	100.0%	$691,061,370

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$68,689,608	$587,432,275	$—	$656,121,883
Convertible Preferred Stock	6,243,513	—	—	6,243,513
Preferred Stock	—	84,996	—	84,996
Securities Lending Collateral	16,891,034	—	—	16,891,034
Repurchase Agreement	—	11,719,944	—	11,719,944

Total Investments	$91,824,155	$599,237,215	$—	$691,061,370

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $15,871,520. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $84,996, representing less than 0.1% of the Fund’s net assets.
(F)	Aggregate cost for federal income tax purposes is $734,442,056. Aggregate gross unrealized appreciation and depreciation for all securities is $18,092,737 and $61,473,423, respectively. Net unrealized depreciation for tax purposes is $43,380,686.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 95.5%
Australia - 2.2%
Amcor, Ltd.	228,211	$2,221,363
Ansell, Ltd.	139,111	1,995,905
Asaleo Care, Ltd.	2,969,910	3,727,403
Computershare, Ltd.	447,780	3,451,761
Iluka Resources, Ltd.	838,494	3,838,711
Link Administration Holdings, Ltd. (A) (B)	109,111	495,631
Mirvac Group, REIT	2,706,419	3,483,555

		19,214,329

Austria - 0.5%
Andritz AG	75,000	3,777,299
Kapsch TrafficCom AG	13,658	494,126

		4,271,425

Brazil - 0.2%
BR Properties SA (L)	631,686	1,932,788

China - 2.1%
ANTA Sports Products, Ltd.	1,133,000	3,179,463
Baoxin Auto Group, Ltd.	3,451,500	1,433,932
Best Pacific International Holdings, Ltd.	4,246,000	1,813,312
China Medical System Holdings, Ltd.	1,153,000	1,591,761
CSPC Pharmaceutical Group, Ltd.	1,730,000	1,611,566
Haitian International Holdings, Ltd., Series B	1,317,000	2,314,342
New Oriental Education & Technology Group, Inc., ADR (C)	170,076	4,678,791
Shenzhou International Group Holdings, Ltd.	441,000	2,173,535

		18,796,702

Denmark - 2.0%
Ambu A/S, B Shares (C)	86,000	2,333,115
FLSmidth & Co. A/S (C)	145,000	5,490,132
Matas A/S (C)	525,000	9,521,036
OW Bunker A/S (A) (B) (C) (D) (E) (M)	450,000	0	(F)

		17,344,283

Finland - 0.1%
Vaisala OYJ, Class A	44,000	1,175,262

France - 8.3%
Albioma SA	250,000	4,068,706
Elis SA	400,000	6,778,245
Euler Hermes Group	53,810	5,044,429
Lectra (D)	620,000	7,329,169
Marie Brizard Wine & Spirits (A) (C)	300,000	6,452,748
Montupet	114,199	8,972,617
Naturex (A) (C) (D)	89,000	6,263,608
Rubis SCA (C)	145,339	11,665,413
SPIE SA (A)	425,000	7,197,211
Ubisoft Entertainment (A)	300,000	8,997,889

		72,770,035

Germany - 2.3%
Freenet AG	59,000	1,990,499
RIB Software AG (C)	450,000	5,566,980
Takkt AG	65,000	1,207,251
Tom Tailor Holding AG (A) (C)	650,000	4,313,653
XING AG	36,223	7,153,941

		20,232,324

Hong Kong - 3.0%
Convenience Retail Asia, Ltd.	648,000	305,164
Dah Chong Hong Holdings, Ltd. (C)	5,147,000	2,344,194

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Dah Sing Banking Group, Ltd.	1,599,644	$3,038,056
HKBN, Ltd. (A)	3,825,000	4,619,255
Hysan Development Co., Ltd.	405,000	1,797,538
Johnson Electric Holdings, Ltd. (C)	1,063,000	3,895,079
Sitoy Group Holdings, Ltd.	1,760,000	842,464
Techtronic Industries Co., Ltd.	2,029,000	7,421,638
Yue Yuen Industrial Holdings, Ltd.	483,000	1,760,477

		26,023,865

Indonesia - 0.3%
Ciputra Property Tbk PT	20,568,857	698,778
Matahari Department Store Tbk PT	1,691,000	2,047,731

		2,746,509

Ireland - 7.2%
Dalata Hotel Group PLC (A)	2,283,352	11,349,217
DCC PLC	66,315	5,321,132
FBD Holdings PLC (D)	525,000	4,012,349
Glanbia PLC	300,000	5,819,349
Grafton Group PLC	300,000	3,117,114
IFG Group PLC	673,907	1,630,336
Irish Continental Group PLC	600,000	3,265,961
Irish Residential Properties REIT PLC	5,250,000	6,465,944
Origin Enterprises PLC (A)	825,000	6,196,255
Paddy Power PLC	45,000	5,205,745
Smurfit Kappa Group PLC, Class B	390,000	11,120,434

		63,503,836

Italy - 7.6%
Anima Holding SpA (G)	625,000	6,133,987
Banca Popolare dell’Emilia Romagna SC	850,000	6,865,392
Bance Sistema SpA (A) (G)	936,434	4,351,723
Cerved Information Solutions SpA (A)	1,350,000	10,243,243
Credito Emiliano SpA	750,000	5,373,166
FinecoBank Banca Fineco SpA	600,000	4,542,655
Industria Macchine Automatiche SpA	60,000	3,102,333
Maire Tecnimont SpA (A) (C)	3,000,000	8,663,045
OVS SpA (A) (G)	1,195,443	8,229,204
RCS MediaGroup SpA (A) (C)	4,750,000	3,794,756
Yoox Net-A-Porter Group SpA (A) (C)	170,000	5,767,116

		67,066,620

Japan - 20.3%
Ai Holdings Corp. (C)	206,000	5,047,999
AICA Kogyo Co., Ltd.	236,600	4,727,294
Arcs Co., Ltd. (C)	251,700	5,106,170
Asahi Diamond Industrial Co., Ltd. (C)	238,600	2,540,822
Daibiru Corp.	632,700	5,421,495
Digital Garage, Inc.	395,400	6,219,186
Eagle Industry Co., Ltd.	199,900	4,061,944
Fukushima Industries Corp. (C)	129,200	2,825,547
Glory, Ltd.	125,600	3,200,630
Hitachi Transport System, Ltd.	291,100	5,162,459
JSP Corp. (C)	278,800	6,009,437
Kakaku.com, Inc. (C)	316,800	5,970,027
Kissei Pharmaceutical Co., Ltd.	189,500	4,907,496
Koito Manufacturing Co., Ltd.	104,900	4,020,573
Kumiai Chemical Industry Co., Ltd. (C)	523,300	4,241,215
Kureha Corp. (C)	1,000,000	3,845,198
Kuroda Electric Co., Ltd. (C)	249,300	5,090,538

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Lintec Corp.	188,200	$4,446,492
Mitsui Sugar Co., Ltd.	746,000	3,010,707
Musashi Seimitsu Industry Co., Ltd. (C)	240,300	4,906,764
Nabtesco Corp.	123,700	2,503,318
NEC Networks & System Integration Corp.	330,600	6,227,346
Nihon Parkerizing Co., Ltd.	389,000	3,497,680
Nippon Densetsu Kogyo Co., Ltd.	488,000	9,305,444
Nippon Shinyaku Co., Ltd. (C)	114,000	4,487,445
Nippon Soda Co., Ltd.	282,000	2,206,083
Nitta Corp. (C) (D)	274,900	7,540,557
Obara Group, Inc. (C)	32,600	1,375,106
OBIC Business Consultants Co., Ltd.	108,700	6,701,981
Shinmaywa Industries, Ltd.	385,000	4,243,391
Sumitomo Real Estate Sales Co., Ltd. (C)	133,000	3,085,000
Takasago International Corp. (D)	147,800	3,925,574
Tokai Tokyo Financial Holdings, Inc. (C)	1,074,600	6,598,812
TPR Co., Ltd.	166,900	4,120,287
Trusco Nakayama Corp.	221,400	7,816,060
Tsuruha Holdings, Inc., Class B	66,900	5,333,372
Tsutsumi Jewelry Co., Ltd. (D)	67,000	1,341,444
Unipres Corp. (C)	255,800	5,871,932
Yushin Precision Equipment Co., Ltd. (C)	86,400	1,570,909

		178,513,734

Korea, Republic of - 1.4%
Hanon Systems	117,019	4,608,704
Medy-Tox, Inc.	4,518	1,929,577
S-1 Corp.	43,576	3,784,066
Sung Kwang Bend Co., Ltd.	206,016	1,698,654

		12,021,001

Luxembourg - 1.9%
BRAAS Monier Building Group SA (D)	300,000	7,851,503
Eurofins Scientific SE (C)	9,000	3,258,539
L’Occitane International SA (C)	1,303,750	2,627,484
Stabilus SA (A)	72,000	2,771,119

		16,508,645

Malaysia - 0.4%
Bursa Malaysia Bhd	1,741,000	3,436,611

Netherlands - 1.8%
Beter Bed Holding NV	175,000	4,186,506
Delta Lloyd NV	650,000	5,132,068
Refresco Gerber NV (A) (G)	200,000	3,272,559
Sligro Food Group NV	85,000	3,126,581

		15,717,714

New Zealand - 0.3%
Fletcher Building, Ltd. (C)	539,371	2,724,653

Norway - 1.5%
Borregaard ASA	800,000	4,265,160
Storebrand ASA, Class A (A)	2,375,000	8,310,089
Tomra Systems ASA	35,000	373,820

		12,949,069

Singapore - 1.8%
First Resources, Ltd. (C)	3,294,900	4,421,737
Mapletree Industrial Trust, REIT	1,171,800	1,275,605
SATS, Ltd. (C)	1,028,400	2,782,237
Silverlake Axis, Ltd. (C)	4,501,800	1,847,766

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
UOL Group, Ltd.	1,125,000	$5,268,042

		15,595,387

South Africa - 0.3%
Investec PLC	360,000	3,007,969

Spain - 0.5%
Applus Services SA (C)	200,000	1,781,433
Naturhouse Health SAU	500,000	2,529,196

		4,310,629

Sweden - 1.8%
Bufab Holding AB (D)	950,000	4,992,655
Coor Service Management Holding AB (A) (G)	601,197	2,455,862
Loomis AB, Class B (C)	120,000	3,111,119
Modern Times Group MTG AB, Class B (C)	90,000	2,556,666
Opus Group AB (C)	4,181,133	2,740,587

		15,856,889

Switzerland - 4.6%
Ascom Holding AG	250,000	4,742,273
Comet Holding AG (A) (C)	6,391	4,383,730
Helvetia Holding AG	20,000	10,470,939
Interroll Holding AG (A) (D)	11,250	8,706,814
Komax Holding AG (C)	32,500	5,418,585
OC Oerlikon Corp. AG (A)	675,000	6,480,601
Orior AG (A)	11,000	617,634

		40,820,576

Taiwan - 3.2%
Aerospace Industrial Development Corp.	2,668,000	3,394,224
Chroma ATE, Inc.	1,961,000	3,503,566
CTCI Corp.	1,704,000	2,225,564
Giant Manufacturing Co., Ltd.	404,000	3,055,185
Gourmet Master Co., Ltd.	542,000	3,305,743
Merida Industry Co., Ltd.	916,220	5,376,497
ScinoPharm Taiwan, Ltd.	1,988,902	2,606,860
St. Shine Optical Co., Ltd.	147,000	2,227,856
Toung Loong Textile Manufacturing	955,000	2,891,755

		28,587,250

Thailand - 0.9%
Bumrungrad Hospital PCL	748,100	4,543,181
LPN Development PCL	5,970,500	3,004,764

		7,547,945

United Arab Emirates - 0.2%
Lamprell PLC, Class A (A)	918,750	1,699,613

United Kingdom - 18.1%
A.G.Barr PLC	205,000	1,673,367
Alent PLC	693,857	5,335,411
Anglo Pacific Group PLC (C)	923,026	1,020,957
Ashtead Group PLC	115,721	1,783,954
Berendsen PLC	225,000	3,555,313
Bodycote PLC	311,747	2,475,033
Computacenter PLC	220,588	2,572,541
Crest Nicholson Holdings PLC	413,089	3,464,288
Dechra Pharmaceuticals PLC (C)	362,000	5,410,381
Dignity PLC	77,916	2,920,002
Diploma PLC	225,000	2,225,106
Elementis PLC	633,255	2,290,225
Grainger PLC	900,000	3,454,724

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Halma PLC	225,000	$2,648,275
HomeServe PLC	645,357	4,018,328
IG Group Holdings PLC	396,000	4,612,126
Inchcape PLC	157,500	1,941,201
J D Wetherspoon PLC (C)	240,968	2,877,082
Just Retirement Group PLC (C)	1,160,159	2,961,756
Keller Group PLC	186,145	2,340,167
Kennedy Wilson Europe Real Estate PLC	347,672	6,410,212
Laird PLC	260,129	1,359,039
LivaNova PLC	103,840	6,806,712
London Stock Exchange Group PLC	83,620	3,280,722
Londonmetric Property PLC, REIT	1,433,000	3,737,817
Micro Focus International PLC	199,627	3,865,275
Millennium & Copthorne Hotels PLC	117,038	869,111
Mitie Group PLC	811,437	4,020,427
Northgate PLC	500,000	3,124,822
Pets at Home Group PLC	845,373	3,759,808
Photo-Me International PLC	1,400,000	3,426,204
Premier Oil PLC (A)	830,000	876,476
Redrow PLC	900,000	6,439,106
Ricardo PLC	192,475	2,685,310
Safestore Holdings PLC, REIT	700,000	3,512,534
SDL PLC	627,000	3,750,341
Senior PLC	535,573	1,872,549
SIG PLC	650,000	1,337,723
Soco International PLC (C)	912,248	2,489,188
SSP Group PLC	1,050,000	4,877,081
ST Modwen Properties PLC	300,000	2,034,449
SuperGroup PLC (A) (C)	240,000	5,409,164
Taylor Wimpey PLC	1,900,000	5,799,497
Telecom Plus PLC (C)	271,807	4,403,874
Victrex PLC	96,191	2,743,328

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
WS Atkins PLC	148,983	$ 3,164,881
Zeal Network SE (D)	175,000	8,028,547

		159,664,434

United States - 0.7%
Samsonite International SA	2,073,900	6,154,324

Total Common Stocks (Cost $791,936,041)		840,194,421

SECURITIES LENDING COLLATERAL - 9.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (H)	86,694,654	86,694,654

Total Securities Lending Collateral (Cost $86,694,654)		86,694,654

	Principal	Value
REPURCHASE AGREEMENT - 4.8%
State Street Bank & Trust Co. 0.01% (H), dated 10/30/2015, to be repurchased at $42,078,568 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.11%, due 11/07/2022, and with a value of $42,923,004.	$ 42,078,533	42,078,533

Total Repurchase Agreement (Cost $42,078,533)		42,078,533

Total Investments (Cost $920,709,228) (I)		968,967,608
Net Other Assets (Liabilities) - (10.2)%		(89,491,332)

Net Assets - 100.0%		$ 879,476,276

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Machinery	6.3%	$60,846,406
Chemicals	4.4	42,805,803
Software	3.9	38,059,401
Auto Components	3.8	36,562,821
Hotels, Restaurants & Leisure	3.8	36,512,526
Insurance	3.7	35,931,630
Construction & Engineering	3.6	35,221,563
Specialty Retail	3.6	35,122,223
Commercial Services & Supplies	2.9	28,097,180
Textiles, Apparel & Luxury Goods	2.8	27,044,534
Real Estate Management & Development	2.8	26,697,578
Trading Companies & Distributors	2.7	26,363,150
Food Products	2.7	26,329,290
Banks	2.5	24,170,992
Diversified Financial Services	2.4	23,203,038
Household Durables	2.4	23,124,529
Capital Markets	2.3	22,150,980
Electronic Equipment, Instruments & Components	2.2	21,352,584
Pharmaceuticals	2.1	20,615,509
IT Services	2.0	18,966,465

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Real Estate Investment Trusts	1.9%	$18,475,455
Food & Staples Retailing	1.4	13,871,287
Health Care Equipment & Supplies	1.4	13,363,588
Containers & Packaging	1.4	13,341,797
Internet Software & Services	1.3	13,123,968
Leisure Products	1.2	11,857,886
Gas Utilities	1.2	11,665,413
Beverages	1.2	11,398,674
Construction Materials	1.1	10,576,156
Road & Rail	0.9	8,287,281
Professional Services	0.8	7,631,624
Diversified Consumer Services	0.8	7,598,793
Internet & Catalog Retail	0.7	6,974,367
Building Products	0.7	6,425,948
Media	0.7	6,351,422
Industrial Conglomerates	0.5	5,321,132
Aerospace & Defense	0.5	5,266,773
Communications Equipment	0.5	4,742,273
Diversified Telecommunication Services	0.5	4,619,255
Health Care Providers & Services	0.5	4,543,181
Multi-Utilities	0.5	4,403,874
Oil, Gas & Consumable Fuels	0.4	4,386,621
Distributors	0.4	4,285,395
Independent Power and Renewable Electricity Producers	0.4	4,068,706
Electrical Equipment	0.4	3,895,079
Metals & Mining	0.4	3,838,711
Personal Products	0.4	3,727,403
Marine	0.3	3,265,961
Life Sciences Tools & Services	0.3	3,258,539
Transportation Infrastructure	0.3	2,782,237
Multiline Retail	0.2	2,047,731
Wireless Telecommunication Services	0.2	1,990,499
Biotechnology	0.2	1,929,577
Energy Equipment & Services	0.2	1,699,613

Investments, at Value	86.7	840,194,421
Short-Term Investments	13.3	128,773,187

Total Investments	100.0%	$968,967,608

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)		Value at October 31, 2015
ASSETS
Investments
Common Stocks	$6,611,579	$833,582,842	$0	(F)	$840,194,421
Securities Lending Collateral	86,694,654	—	—		86,694,654
Repurchase Agreement	—	42,078,533	—		42,078,533

Total Investments	$93,306,233	$875,661,375	$0	(F)	$968,967,608

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION (continued):

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3		Transfers from Level 3 to Level 2
Common Stocks (L) (M)	$—	$1,932,788	$0	(F)	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $495,631, representing 0.1% of the Fund’s net assets.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $82,274,775. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Illiquid security. Total aggregate value of illiquid securities is $59,992,220, representing 6.8% of the Fund’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Rounds to less than $1.
(G)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $24,443,335, representing 2.8% of the Fund’s net assets.
(H)	Rate disclosed reflects the yield at October 31, 2015.
(I)	Aggregate cost for federal income tax purposes is $931,333,177. Aggregate gross unrealized appreciation and depreciation for all securities is $124,557,286 and $86,922,855, respectively. Net unrealized appreciation for tax purposes is $37,634,431.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Fund.
(L)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets, which were not available on October 31, 2014.
(M)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 88.0%
Aerospace & Defense - 3.7%
Honeywell International, Inc. (A)	6,283	$ 648,908
Northrop Grumman Corp.	1,158	217,415
Raytheon Co.	945	110,943
United Technologies Corp.	3,302	324,950

		1,302,216

Airlines - 1.2%
Delta Air Lines, Inc.	2,063	104,883
United Continental Holdings, Inc. (B)	5,432	327,604

		432,487

Banks - 2.8%
Bank of America Corp.	31,821	533,956
Comerica, Inc., Class A	1,262	54,771
Prosperity Bancshares, Inc.	1,797	92,330
SVB Financial Group (B)	1,402	171,142
Wells Fargo & Co.	2,527	136,812

		989,011

Beverages - 2.6%
Boston Beer Co., Inc., Class A (B)	497	109,136
Constellation Brands, Inc., Class A	1,239	167,017
Dr. Pepper Snapple Group, Inc.	1,618	144,601
Molson Coors Brewing Co., Class B	3,604	317,512
PepsiCo, Inc.	1,962	200,497

		938,763

Biotechnology - 3.3%
Alexion Pharmaceuticals, Inc. (B)	1,315	231,440
Biogen, Inc. (B)	267	77,566
BioMarin Pharmaceutical, Inc. (B)	784	91,760
Celgene Corp. (B)	2,462	302,112
Gilead Sciences, Inc.	1,693	183,064
Incyte Corp. (B)	564	66,287
Vertex Pharmaceuticals, Inc. (B)	1,645	205,197

		1,157,426

Building Products - 0.3%
Masco Corp.	3,137	90,973

Capital Markets - 2.1%
Ameriprise Financial, Inc.	1,010	116,514
Bank of New York Mellon Corp.	4,051	168,724
Charles Schwab Corp.	6,070	185,256
Morgan Stanley	8,834	291,257

		761,751

Chemicals - 0.5%
Eastman Chemical Co.	1,801	129,978
Mosaic Co.	1,571	53,084

		183,062

Commercial Services & Supplies - 0.6%
Republic Services, Inc., Class A	5,100	223,074

Construction & Engineering - 0.1%
Fluor Corp.	760	36,336

Construction Materials - 1.6%
Martin Marietta Materials, Inc.	1,426	221,244
Vulcan Materials Co.	3,656	353,096

		574,340

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance - 0.7%
Ally Financial, Inc. (B)	5,422	$ 108,006
Capital One Financial Corp.	702	55,388
Santander Consumer USA Holdings, Inc. (B)	1,801	32,436
Synchrony Financial (B)	1,737	53,430

		249,260

Containers & Packaging - 1.4%
Crown Holdings, Inc. (B)	4,658	247,061
Sealed Air Corp., Class A	3,386	166,320
WestRock Co.	1,638	88,059

		501,440

Diversified Financial Services - 0.6%
Intercontinental Exchange, Inc.	884	223,122

Electric Utilities - 3.5%
Edison International	6,747	408,329
NextEra Energy, Inc.	1,443	148,138
PPL Corp.	7,772	267,357
Xcel Energy, Inc.	12,051	429,377

		1,253,201

Electrical Equipment - 0.1%
Eaton Corp. PLC	676	37,795

Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity, Ltd.	873	56,256

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	2,567	405,894
Kroger Co.	4,148	156,794

		562,688

Food Products - 1.7%
J.M. Smucker, Co.	551	64,682
Mondelez International, Inc., Class A	6,364	293,762
Post Holdings, Inc. (B)	3,654	234,843

		593,287

Gas Utilities - 0.1%
AGL Resources, Inc.	513	32,063

Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (B)	17,954	328,199

Health Care Providers & Services - 5.1%
Aetna, Inc.	4,881	560,241
Cigna Corp.	1,321	177,067
Humana, Inc., Class A (A)	5,438	971,390
UnitedHealth Group, Inc.	929	109,418

		1,818,116

Hotels, Restaurants & Leisure - 3.3%
Carnival Corp.	3,532	191,011
Chipotle Mexican Grill, Inc., Class A (B)	210	134,448
Hilton Worldwide Holdings, Inc.	7,457	186,350
Royal Caribbean Cruises, Ltd., Class A	4,823	474,342
Starbucks Corp.	3,121	195,281

		1,181,432

Household Durables - 2.3%
D.R. Horton, Inc.	10,664	313,948
PulteGroup, Inc.	9,239	169,351
Toll Brothers, Inc. (B)	8,859	318,658

		801,957

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.6%
Colgate-Palmolive Co.	856	$ 56,795
Kimberly-Clark Corp.	1,204	144,131

		200,926

Insurance - 3.7%
ACE, Ltd. (A)	5,214	591,998
American International Group, Inc.	1,866	117,670
Arthur J. Gallagher & Co.	3,328	145,533
MetLife, Inc.	2,930	147,613
Prudential Financial, Inc.	3,923	323,648

		1,326,462

Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (A) (B)	963	602,742

Internet Software & Services - 4.7%
Alphabet, Inc., Class C (A)	1,053	748,483
Facebook, Inc., Class A (A) (B)	8,950	912,631

		1,661,114

IT Services - 4.0%
Accenture PLC, Class A	5,685	609,432
Cognizant Technology Solutions Corp., Class A (B)	3,157	215,023
Fidelity National Information Services, Inc.	4,538	330,911
MasterCard, Inc., Class A	2,362	233,815
Total System Services, Inc.	800	41,960

		1,431,141

Life Sciences Tools & Services - 0.3%
Illumina, Inc. (B)	707	101,299

Machinery - 0.5%
PACCAR, Inc.	3,090	162,688

Media - 5.2%
CBS Corp., Class B	6,341	294,983
Charter Communications, Inc., Class A (B)	482	92,033
DISH Network Corp., Class A (B)	5,790	364,596
Sirius XM Holdings, Inc. (B)	60,858	248,301
Time Warner Cable, Inc.	796	150,763
Time Warner, Inc.	4,904	369,467
Twenty-First Century Fox, Inc., Class B	10,133	312,907

		1,833,050

Metals & Mining - 0.1%
U.S. Steel Corp.	1,666	19,459

Multi-Utilities - 0.5%
CMS Energy Corp.	4,717	170,142

Multiline Retail - 0.2%
Dollar General Corp.	1,064	72,107

Oil, Gas & Consumable Fuels - 0.9%
Columbia Pipeline Group, Inc.	5,629	116,914
Concho Resources, Inc. (B)	756	87,628
EQT Corp.	1,721	113,707

		318,249

Personal Products - 0.4%
Estee Lauder Cos., Inc., Class A	1,579	127,046

Pharmaceuticals - 2.7%
Allergan PLC (B)	706	217,780
Bristol-Myers Squibb Co.	2,996	197,586
Eli Lilly & Co.	5,042	411,276
Valeant Pharmaceuticals International, Inc. (B)	1,418	132,966

		959,608

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 0.6%
Equifax, Inc.	2,045	$ 217,936

Real Estate Investment Trusts - 3.9%
AvalonBay Communities, Inc. (A)	5,865	1,025,378
Kimco Realty Corp.	4,008	107,294
Simon Property Group, Inc.	891	179,501
SL Green Realty Corp.	708	83,983

		1,396,156

Road & Rail - 2.8%
Canadian Pacific Railway, Ltd.	1,805	253,603
Union Pacific Corp. (A)	8,429	753,131

		1,006,734

Semiconductors & Semiconductor Equipment - 6.6%
Avago Technologies, Ltd., Class A (A)	7,919	975,066
Broadcom Corp., Class A	4,798	246,617
Freescale Semiconductor, Ltd. (B)	3,448	115,474
LAM Research Corp. (A)	8,194	627,578
Marvell Technology Group, Ltd.	4,433	36,395
NXP Semiconductors NV (B)	4,359	341,528

		2,342,658

Software - 1.0%
Adobe Systems, Inc. (B)	2,228	197,535
Microsoft Corp.	2,646	139,285

		336,820

Specialty Retail - 4.3%
AutoZone, Inc. (B)	72	56,477
Best Buy Co., Inc.	4,303	150,734
Lowe’s Cos., Inc. (A)	14,585	1,076,811
Ross Stores, Inc.	4,726	239,041

		1,523,063

Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	3,407	407,136

Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	1,701	222,882

Tobacco - 0.3%
Philip Morris International, Inc.	1,358	120,047

Water Utilities - 0.3%
American Water Works Co., Inc.	1,660	95,218

Wireless Telecommunication Services - 0.7%
T-Mobile US, Inc. (B)	6,369	241,321

Total Common Stocks (Cost $26,720,182)		31,224,259

	Principal	Value
REPURCHASE AGREEMENT - 14.4%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $5,112,925 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 01/30/2023, and with a value of $5,215,678.	$ 5,112,921	5,112,921

Total Repurchase Agreement (Cost $5,112,921)		5,112,921

Total Investments (Cost $31,833,103) (D)		36,337,180

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
SECURITIES SOLD SHORT - (56.4)% (E)
COMMON STOCKS - (56.4)%
Aerospace & Defense - (0.5)%
Boeing Co.	(1,135)	$(168,059)

Airlines - (0.2)%
American Airlines Group, Inc.	(1,572)	(72,658)

Auto Components - (0.9)%
Autoliv, Inc.	(1,730)	(209,745)
BorgWarner, Inc.	(2,372)	(101,569)

		(311,314)

Automobiles - (0.3)%
Ford Motor Co.	(4,552)	(67,415)
General Motors Co.	(1,050)	(36,656)

		(104,071)

Banks - (1.6)%
Citizens Financial Group, Inc.	(4,617)	(112,193)
First Niagara Financial Group, Inc.	(2,698)	(27,924)
FirstMerit Corp.	(2,019)	(37,937)
People’s United Financial, Inc.	(2,757)	(43,974)
PNC Financial Services Group, Inc.	(1,121)	(101,181)
UMB Financial Corp.	(3,085)	(151,412)
US Bancorp	(2,453)	(103,468)

		(578,089)

Beverages - (0.9)%
Brown-Forman Corp., Class B	(2,921)	(310,152)

Biotechnology - (1.9)%
AbbVie, Inc., Class G	(3,145)	(187,285)
Alkermes PLC (B)	(1,208)	(86,879)
Amgen, Inc.	(1,875)	(296,588)
Isis Pharmaceuticals, Inc. (B)	(2,275)	(109,541)

		(680,293)

Capital Markets - (0.9)%
Franklin Resources, Inc.	(6,152)	(250,756)
T. Rowe Price Group, Inc.	(792)	(59,891)

		(310,647)

Chemicals - (1.8)%
Agrium, Inc.	(366)	(34,064)
Air Products & Chemicals, Inc.	(1,500)	(208,470)
FMC Corp.	(1,403)	(57,116)
LyondellBasell Industries NV, Class A	(2,845)	(264,329)
Westlake Chemical Corp.	(1,349)	(81,304)

		(645,283)

Commercial Services & Supplies - (0.9)%
ADT Corp.	(7,322)	(241,919)
Tyco International PLC	(1,885)	(68,689)

		(310,608)

Communications Equipment - (0.4)%
Cisco Systems, Inc.	(5,442)	(157,002)

Consumer Finance - (0.2)%
American Express Co.	(909)	(66,593)

Containers & Packaging - (0.4)%
Ball Corp.	(580)	(39,730)
Greif, Inc., Class A	(1,138)	(37,304)
Owens-Illinois, Inc. (B)	(898)	(19,352)
Packaging Corp. of America	(201)	(13,758)
Sonoco Products Co.	(987)	(42,135)

		(152,279)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Diversified Financial Services - (0.2)%
CME Group, Inc., Class A	(558)	$(52,714)

Diversified Telecommunication Services - (2.0)%
AT&T, Inc.	(2,074)	(69,500)
Verizon Communications, Inc.	(13,519)	(633,770)

		(703,270)

Electric Utilities - (2.6)%
Duke Energy Corp.	(7,486)	(535,024)
Southern Co.	(8,817)	(397,647)

		(932,671)

Electrical Equipment - (0.8)%
Rockwell Automation, Inc., Class B	(2,629)	(286,982)

Energy Equipment & Services - (1.0)%
FMC Technologies, Inc. (B)	(1,974)	(66,780)
Halliburton Co.	(1,572)	(60,333)
Tenaris SA, ADR	(3,260)	(82,380)
Weatherford International PLC (B)	(12,769)	(130,755)

		(340,248)

Food & Staples Retailing - (1.4)%
Sysco Corp.	(4,774)	(196,928)
Wal-Mart Stores, Inc.	(1,606)	(91,927)
Whole Foods Market, Inc.	(6,828)	(204,567)

		(493,422)

Food Products - (2.6)%
Campbell Soup Co.	(1,043)	(52,974)
General Mills, Inc.	(4,494)	(261,146)
Hershey Co.	(300)	(26,607)
Kellogg Co.	(4,023)	(283,702)
Kraft Heinz Co.	(3,920)	(305,643)

		(930,072)

Health Care Equipment & Supplies - (1.9)%
Baxter International, Inc.	(2,990)	(111,796)
Becton Dickinson and Co.	(1,251)	(178,293)
CR Bard, Inc.	(398)	(74,167)
Medtronic PLC	(3,258)	(240,831)
St. Jude Medical, Inc.	(1,160)	(74,020)

		(679,107)

Health Care Providers & Services - (0.7)%
AmerisourceBergen Corp., Class A	(1,325)	(127,876)
DaVita HealthCare Partners, Inc. (B)	(256)	(19,842)
HCA Holdings, Inc. (B)	(474)	(32,606)
Laboratory Corp. of America Holdings (B)	(351)	(43,082)
Quest Diagnostics, Inc.	(307)	(20,861)

		(244,267)

Hotels, Restaurants & Leisure - (1.6)%
Choice Hotels International, Inc.	(792)	(41,429)
Darden Restaurants, Inc.	(2,716)	(168,093)
Hyatt Hotels Corp., Class A (B)	(2,584)	(130,234)
Marriott International, Inc., Class A	(619)	(47,527)
McDonald’s Corp.	(864)	(96,984)
Yum! Brands, Inc.	(1,196)	(84,808)

		(569,075)

Household Durables - (0.2)%
Garmin, Ltd.	(1,863)	(66,081)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Household Products - (0.4)%
Church & Dwight Co., Inc.	(1,754)	$(151,002)

Industrial Conglomerates - (1.7)%
3M Co.	(983)	(154,538)
General Electric Co.	(15,783)	(456,444)

		(610,982)

Insurance - (2.7)%
Aflac, Inc.	(2,270)	(144,712)
Allstate Corp.	(416)	(25,742)
Aon PLC	(1,060)	(98,909)
Arch Capital Group, Ltd. (B)	(891)	(66,727)
Axis Capital Holdings, Ltd.	(1,467)	(79,218)
Genworth Financial, Inc., Class A (B)	(4,116)	(19,263)
Progressive Corp.	(2,983)	(98,827)
Torchmark Corp.	(887)	(51,455)
Travelers Cos., Inc.	(602)	(67,960)
WR Berkley Corp.	(5,173)	(288,808)

		(941,621)

Internet & Catalog Retail - (0.4)%
Groupon, Inc., Class A (B)	(14,572)	(54,062)
Netflix, Inc. (B)	(920)	(99,710)

		(153,772)

Internet Software & Services - (0.8)%
eBay, Inc. (B)	(8,292)	(231,347)
GrubHub, Inc. (B)	(1,940)	(46,521)

		(277,868)

IT Services - (1.0)%
Automatic Data Processing, Inc.	(395)	(34,361)
International Business Machines Corp.	(1,930)	(270,354)
VeriFone Systems, Inc. (B)	(2,070)	(62,390)

		(367,105)

Leisure Products - (1.0)%
Hasbro, Inc.	(1,143)	(87,816)
Mattel, Inc.	(10,617)	(260,966)

		(348,782)

Machinery - (1.7)%
Caterpillar, Inc.	(1,216)	(88,756)
Deere & Co.	(2,671)	(208,338)
Donaldson Co., Inc.	(3,033)	(91,596)
Illinois Tool Works, Inc., Class A	(2,156)	(198,223)

		(586,913)

Media - (3.7)%
AMC Networks, Inc., Class A (B)	(2,104)	(155,465)
Cinemark Holdings, Inc.	(1,589)	(56,314)
Discovery Communications, Inc., Series A (B)	(4,132)	(121,646)
Interpublic Group of Cos., Inc.	(10,164)	(233,061)
News Corp., Class A	(7,434)	(114,484)
Omnicom Group, Inc.	(2,857)	(214,046)
Regal Entertainment Group, Class A	(1,977)	(38,314)
Scripps Networks Interactive, Inc., Class A	(2,364)	(142,029)
Viacom, Inc., Class B	(1,143)	(56,361)
Walt Disney, Co.	(1,455)	(165,492)

		(1,297,212)

Metals & Mining - (0.4)%
Freeport-McMoRan, Inc.	(13,405)	(157,777)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Multi-Utilities - (0.9)%
Consolidated Edison, Inc.	(2,042)	$(134,262)
Dominion Resources, Inc.	(467)	(33,358)
SCANA Corp.	(2,615)	(154,860)

		(322,480)

Multiline Retail - (0.9)%
Dollar Tree, Inc. (B)	(2,462)	(161,236)
Kohl’s Corp.	(3,714)	(171,290)

		(332,526)

Oil, Gas & Consumable Fuels - (1.1)%
ConocoPhillips	(831)	(44,334)
Enbridge, Inc.	(1,009)	(43,074)
Hess Corp.	(1,001)	(56,266)
Kinder Morgan, Inc.	(1,295)	(35,418)
ONEOK, Inc.	(947)	(32,122)
QEP Resources, Inc.	(1,784)	(27,581)
Spectra Energy Corp.	(5,679)	(162,249)

		(401,044)

Paper & Forest Products - (0.2)%
Domtar Corp.	(463)	(19,094)
International Paper Co.	(967)	(41,281)

		(60,375)

Pharmaceuticals - (1.2)%
Johnson & Johnson	(2,147)	(216,912)
Merck & Co., Inc.	(3,199)	(174,857)
Mylan NV (B)	(402)	(17,724)

		(409,493)

Professional Services - (0.1)%
Nielsen Holdings PLC	(837)	(39,766)

Real Estate Investment Trusts - (3.1)%
Crown Castle International Corp.	(1,249)	(106,739)
Digital Realty Trust, Inc.	(1,454)	(107,538)
Federal Realty Investment Trust	(368)	(52,804)
Healthcare Trust of America, Inc., Class A	(1,606)	(42,254)
Medical Properties Trust, Inc.	(19,913)	(225,017)
Tanger Factory Outlet Centers, Inc.	(2,906)	(101,565)
Ventas, Inc.	(4,523)	(242,976)
Welltower, Inc.	(2,292)	(148,682)
Weyerhaeuser Co.	(2,839)	(83,268)

		(1,110,843)

Road & Rail - (1.1)%
Heartland Express, Inc.	(10,479)	(197,320)
Knight Transportation, Inc.	(3,279)	(83,352)
Werner Enterprises, Inc.	(4,707)	(124,547)

		(405,219)

Semiconductors & Semiconductor Equipment - (4.5)%
Altera Corp.	(1,043)	(54,810)
Applied Materials, Inc., Class A	(12,737)	(213,599)
Atmel Corp.	(2,231)	(16,956)
Intel Corp.	(15,517)	(525,406)
Linear Technology Corp.	(5,203)	(231,117)
Microchip Technology, Inc.	(931)	(44,958)
Micron Technology, Inc. (B)	(3,279)	(54,300)
NVIDIA Corp.	(6,290)	(178,447)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	(9,326)	(204,799)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	(1,433)	$(81,280)

		(1,605,672)

Software - (1.1)%
Intuit, Inc.	(457)	(44,526)
Oracle Corp.	(3,187)	(123,783)
SAP SE, ADR	(3,000)	(236,130)

		(404,439)

Specialty Retail - (0.8)%
Abercrombie & Fitch Co., Class A	(2,097)	(44,435)
Bed Bath & Beyond, Inc. (B)	(4,101)	(244,543)

		(288,978)

Technology Hardware, Storage & Peripherals - (0.3)%
SanDisk Corp.	(363)	(27,951)
Seagate Technology PLC	(1,771)	(67,404)

		(95,355)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - (0.1)%
Under Armour, Inc., Class A (B)	(363)	$(34,514)

Trading Companies & Distributors - (1.2)%
Air Lease Corp., Class A	(1,566)	(52,790)
Fastenal Co.	(6,846)	(268,089)
WW Grainger, Inc.	(460)	(96,600)

		(417,479)

Water Utilities - (0.1)%
Aqua America, Inc.	(1,216)	(34,778)

Total Common Stocks (Proceeds $19,360,069)		(20,020,952)

Total Securities Sold Short (Proceeds $19,360,069)		(20,020,952)

Net Other Assets (Liabilities) - 54.0%		19,157,469

Net Assets - 100.0%		$35,473,697

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$31,224,259	$—	$—	$31,224,259
Repurchase Agreement	—	5,112,921	—	5,112,921

Total Investments	$31,224,259	$5,112,921	$—	$36,337,180

LIABILITIES
Securities Sold Short
Common Stocks	$(20,020,952)	$—	$—	$(20,020,952)

Total Securities Sold Short	$(20,020,952)	$—	$—	$(20,020,952)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security has been segregated by the custodian as collateral for open securities sold short transactions. The total value of all securities segregated as collateral for open securities sold short transactions is $6,981,520.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $34,299,338. Aggregate gross unrealized appreciation and depreciation for all securities is $2,348,302 and $310,460, respectively. Net unrealized appreciation for tax purposes is $2,037,842.
(E)	Cash in the amount of $19,864,573 has been segregated by the custodian as collateral for open securities sold short transactions.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
COMMON STOCKS - 96.9%
Banks - 6.6%
Citizens Financial Group, Inc.	83,852	$ 2,037,604
City National Corp.	21,548	1,930,701
Fifth Third Bancorp	195,575	3,725,704
First Republic Bank, Class A	30,717	2,006,127
Huntington Bancshares, Inc., Class A	90,089	988,276
M&T Bank Corp. (A)	23,497	2,816,115
SunTrust Banks, Inc.	87,330	3,625,942
Zions Bancorporation (A)	28,215	811,745

		17,942,214

Beverages - 1.8%
Constellation Brands, Inc., Class A	16,633	2,242,128
Dr. Pepper Snapple Group, Inc.	28,431	2,540,879

		4,783,007

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	44,375	2,322,144

Capital Markets - 4.3%
Ameriprise Financial, Inc.	27,937	3,222,812
Invesco, Ltd.	70,779	2,347,739
Legg Mason, Inc.	30,503	1,365,009
Northern Trust Corp.	25,287	1,779,952
T. Rowe Price Group, Inc.	40,754	3,081,818

		11,797,330

Chemicals - 2.4%
Airgas, Inc.	31,111	2,991,634
Albemarle Corp.	28,375	1,518,630
Sherwin-Williams Co.	7,574	2,020,970

		6,531,234

Communications Equipment - 0.5%
CommScope Holding Co., Inc. (B)	46,051	1,493,434

Consumer Finance - 0.7%
Ally Financial, Inc. (B)	94,772	1,887,858

Containers & Packaging - 2.9%
Ball Corp.	31,506	2,158,161
Silgan Holdings, Inc.	59,919	3,048,080
WestRock Co.	50,491	2,714,396

		7,920,637

Distributors - 1.0%
Genuine Parts Co.	29,644	2,690,489

Electric Utilities - 3.0%
Edison International	38,787	2,347,389
Westar Energy, Inc., Class A	73,808	2,930,178
Xcel Energy, Inc.	82,403	2,936,019

		8,213,586

Electrical Equipment - 2.6%
AMETEK, Inc., Class A	45,524	2,495,626
Hubbell, Inc., Class B	29,586	2,865,404
Regal Beloit Corp.	27,395	1,747,527

		7,108,557

Electronic Equipment, Instruments & Components - 2.4%
Amphenol Corp., Class A	47,917	2,598,060
Arrow Electronics, Inc. (B)	72,506	3,987,105

		6,585,165

Food & Staples Retailing - 2.1%
Kroger Co.	90,206	3,409,787

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Rite Aid Corp. (B)	275,418	$ 2,170,294

		5,580,081

Food Products - 0.9%
Hershey Co.	26,142	2,318,534

Gas Utilities - 1.9%
National Fuel Gas Co. (A)	32,584	1,711,637
Questar Corp.	171,901	3,549,756

		5,261,393

Health Care Providers & Services - 5.0%
AmerisourceBergen Corp., Class A	32,158	3,103,569
Cigna Corp.	24,338	3,262,266
Henry Schein, Inc. (B)	12,647	1,918,676
Humana, Inc., Class A	19,753	3,528,478
Universal Health Services, Inc., Class B	13,600	1,660,424

		13,473,413

Hotels, Restaurants & Leisure - 0.9%
Marriott International, Inc., Class A (A)	27,655	2,123,351
Starwood Hotels & Resorts Worldwide, Inc.	4,968	396,794

		2,520,145

Household Durables - 2.7%
Jarden Corp. (B)	56,119	2,514,131
Mohawk Industries, Inc. (B)	24,083	4,708,227

		7,222,358

Household Products - 0.4%
Energizer Holdings, Inc.	26,888	1,151,613

Industrial Conglomerates - 1.1%
Carlisle Cos., Inc.	33,064	2,876,568

Insurance - 8.6%
Alleghany Corp. (B)	3,684	1,828,259
Chubb Corp., Class A	20,945	2,709,236
Hartford Financial Services Group, Inc.	71,101	3,289,132
Loews Corp.	110,409	4,025,512
Marsh & McLennan Cos., Inc.	64,362	3,587,538
Progressive Corp.	36,000	1,192,680
Unum Group	72,217	2,502,319
WR Berkley Corp.	20,075	1,120,787
XL Group PLC, Class A	80,045	3,048,114

		23,303,577

Internet & Catalog Retail - 1.5%
Expedia, Inc.	29,714	4,050,018

IT Services - 1.9%
Jack Henry & Associates, Inc.	66,123	5,113,953

Machinery - 2.4%
IDEX Corp.	37,340	2,866,218
Rexnord Corp. (B)	68,279	1,261,796
Snap-on, Inc.	15,138	2,511,243

		6,639,257

Media - 2.7%
CBS Corp., Class B	32,382	1,506,411
DISH Network Corp., Class A (B)	43,285	2,725,656
TEGNA, Inc.	78,295	2,117,097
Time, Inc.	57,595	1,070,115

		7,419,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 3.8%
CenterPoint Energy, Inc.	181,372	$ 3,364,450
CMS Energy Corp. (A)	81,014	2,922,175
Sempra Energy	16,902	1,730,934
WEC Energy Group, Inc. (A)	46,357	2,390,167

		10,407,726

Multiline Retail - 2.2%
Kohl’s Corp.	78,465	3,618,806
Nordstrom, Inc.	35,582	2,320,302

		5,939,108

Oil, Gas & Consumable Fuels - 5.3%
Columbia Pipeline Group, Inc.	143,535	2,981,222
Energen Corp.	83,916	4,879,715
EQT Corp.	56,012	3,700,713
PBF Energy, Inc., Class A	43,612	1,482,808
Southwestern Energy Co. (A) (B)	121,343	1,339,627

		14,384,085

Personal Products - 0.7%
Edgewell Personal Care Co.	21,888	1,854,132

Professional Services - 1.0%
Equifax, Inc.	26,248	2,797,249

Real Estate Investment Trusts - 10.4%
American Campus Communities, Inc.	45,081	1,828,936
American Homes 4 Rent, Class A	45,123	744,530
AvalonBay Communities, Inc.	17,503	3,060,049
Boston Properties, Inc.	15,503	1,951,053
Brixmor Property Group, Inc.	91,084	2,333,572
General Growth Properties, Inc.	90,056	2,607,121
HCP, Inc.	34,531	1,284,553
Kimco Realty Corp.	120,353	3,221,850
LaSalle Hotel Properties	29,900	879,359
Outfront Media, Inc.	55,967	1,321,381
Rayonier, Inc. (A)	64,935	1,470,778
Regency Centers Corp.	26,189	1,779,804
Vornado Realty Trust, Class A	29,504	2,966,627
Weyerhaeuser Co.	68,357	2,004,911
WP Carey, Inc.	10,600	671,722

		28,126,246

Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc., Class A	43,257	2,600,611
KLA-Tencor Corp.	24,082	1,616,384
Xilinx, Inc.	63,341	3,016,298

		7,233,293

Software - 1.5%
Synopsys, Inc. (B)	83,560	4,176,329

Specialty Retail - 5.4%
AutoZone, Inc. (B)	4,157	3,260,792
Bed Bath & Beyond, Inc. (A) (B)	45,956	2,740,356
Best Buy Co., Inc.	87,752	3,073,953
Gap, Inc., Class A (A)	96,895	2,637,482
Tiffany & Co.	34,038	2,806,093

		14,518,676

Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	24,890	2,263,746
VF Corp.	19,831	1,338,989

		3,602,735

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance - 0.4%
Hudson City Bancorp, Inc.	106,849	$ 1,081,312

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc., Class A (A)	41,670	2,615,626

Total Common Stocks (Cost $189,744,387)		262,942,361

SECURITIES LENDING COLLATERAL - 7.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (C)	20,801,412	20,801,412

Total Securities Lending Collateral (Cost $20,801,412)		20,801,412

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
State Street Bank & Trust Co. 0.01% (C), dated 10/30/2015, to be repurchased at $8,780,272 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.11%, due 11/07/2022, and with a value of $8,960,627.	$ 8,780,264	8,780,264

Total Repurchase Agreement (Cost $8,780,264)		8,780,264

Total Investments (Cost $219,326,063) (D)		292,524,037
Net Other Assets (Liabilities) - (7.8)%		(21,220,951)

Net Assets - 100.0%		$ 271,303,086

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Common Stocks	$262,942,361	$—	$—	$262,942,361
Securities Lending Collateral	20,801,412	—	—	20,801,412
Repurchase Agreement	—	8,780,264	—	8,780,264

Total Investments	$283,743,773	$8,780,264	$—	$292,524,037

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $20,291,562. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at October 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $220,289,230. Aggregate gross unrealized appreciation and depreciation for all securities is $79,021,413 and $6,786,606, respectively. Net unrealized appreciation for tax purposes is $72,234,807.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 9.5%
ABFC Trust
Series 2004-OPT4, Class A1
0.82%, 04/25/2034 (A)	$ 349,963	$ 344,986
Series 2004-OPT5, Class A1
0.90%, 06/25/2034 (A)	243,119	226,339
ACE Securities Corp. Home Equity Loan Trust
Series 2006-HE1, Class A1A
0.40%, 02/25/2036 (A)	2,894,015	2,870,133
Ally Auto Receivables Trust
Series 2014-1, Class A2
0.48%, 02/15/2017	1,542,150	1,541,739
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.78%, 07/25/2032 (A)	3,806	3,527
Bear Stearns Asset-Backed Securities I Trust
Series 2006-HE1, Class 1M2
0.63%, 12/25/2035 (A)	4,500,000	4,085,096
Series 2007-AQ1, Class A1
0.31%, 11/25/2036 (A)	409,796	407,607
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1
0.86%, 10/25/2032 (A)	8,189	7,779
C-BASS Trust
Series 2007-CB1, Class AF1A
0.27%, 01/25/2037 (A)	393,719	176,434
CIFC Funding, Ltd.
Series 2012-1AR, Class A1R
1.46%, 08/14/2024 (A) (B)	4,400,000	4,394,522
Citigroup Mortgage Loan Trust
Series 2007-FS1, Class 1A1
4.62%, 10/25/2037 (A) (B)	1,493,708	1,385,756
COA Summit CLO, Ltd.
Series 2014-1A, Class A1
1.64%, 04/20/2023 (A) (B)	3,255,236	3,254,325
Countrywide Asset-Backed Certificates
Series 2006-2, Class M1
0.60%, 06/25/2036 (A)	400,000	288,724
Series 2006-26, Class 1A
0.34%, 06/25/2037 (A)	2,111,291	1,614,953
Series 2006-26, Class 2A3
0.37%, 06/25/2037 (A)	4,897,361	4,611,841
CWABS Asset-Backed Certificates Trust
Series 2005-17, Class MV1
0.66%, 05/25/2036 (A)	1,500,000	1,212,838
Highlander Euro CDO III BV
Series 2007-3X, Class A
0.16%, 05/01/2023 (A) (C)	EUR 1,327,360	1,429,113
Home Equity Asset Trust
Series 2002-1, Class A4
0.80%, 11/25/2032 (A)	$ 1,026	867
JPMorgan Mortgage Acquisition Trust
Series 2007-CH3, Class A5
0.46%, 03/25/2037 (A)	3,500,000	2,554,328
Malin CLO BV
Series 2007-1X, Class VFNE
0.25%, 05/07/2023 (A) (C)	EUR 1,386,508	1,503,031

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1
6.00%, 07/25/2047 (A)	$ 211,696	$ 168,585
Series 2007-3XS, Class 2A1A
0.27%, 01/25/2047 (A)	28,937	28,709
Series 2007-8XS, Class A1
5.75%, 04/25/2037 (A)	261,801	194,342
National Collegiate Student Loan Trust
Series 2005-1, Class A4
0.44%, 11/27/2028 (A)	803,212	790,217
Nautique Funding, Ltd.
Series 2006-1A, Class A1A
0.57%, 04/15/2020 (A) (B)	1,529,989	1,511,866
New Century Home Equity Loan Trust
Series 2006-1, Class A2B
0.38%, 05/25/2036 (A)	107,401	79,320
Opteum Mortgage Acceptance Corp. Trust
Series 2007-4, Class 2A4
0.51%, 04/25/2037 (A)	5,421,498	3,236,313
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2005-WCW2, Class M2
0.73%, 07/25/2035 (A)	500,000	438,715
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class M1
0.59%, 02/25/2036 (A)	500,000	415,169
Race Point V CLO, Ltd.
Series 2011-5AR, Class AR
1.64%, 12/15/2022 (A) (B)	3,953,415	3,953,094
Securitized Asset-Backed Receivables LLC Trust
Series 2007-HE1, Class A2A
0.26%, 12/25/2036 (A)	71,290	27,735
Specialty Underwriting & Residential Finance Trust
Series 2004-BC2, Class M1
1.02%, 05/25/2035 (A)	4,209,093	3,928,500
U.S. Small Business Administration
Series 2003-20I, Class 1
5.13%, 09/01/2023	12,084	13,160
Series 2004-20C, Class 1
4.34%, 03/01/2024	102,685	108,161
Venture VIII CDO, Ltd.
Series 2007-8A, Class A2A
0.54%, 07/22/2021 (A) (B)	3,665,928	3,607,915
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2005-4, Class M2
0.68%, 12/25/2035 (A)	6,500,000	5,392,653
Wood Street CLO BV
Series I, Class A
0.31%, 11/22/2021 (A) (C)	EUR 1,961,144	2,150,698

Total Asset-Backed Securities (Cost $56,362,967)		57,959,090

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 34.6%
Airlines - 0.2%
Latam Airlines Pass-Through Trust
4.20%, 08/15/2029 (B)	$ 1,500,000	$ 1,425,000

Automobiles - 1.7%
Ford Motor Credit Co. LLC
4.21%, 04/15/2016	3,100,000	3,141,881
1.10%, 01/17/2017, MTN (A)	5,400,000	5,372,914
General Motors Financial Co., Inc.
4.38%, 09/25/2021	1,500,000	1,556,230

		10,071,025

Banks - 13.4%
Banco Santander Chile
1.22%, 04/11/2017 (A) (B)	3,500,000	3,449,989
Bank of America Corp.
4.00%, 04/01/2024, MTN	800,000	821,920
5.65%, 05/01/2018, MTN	1,900,000	2,066,995
6.00%, 09/01/2017	1,000,000	1,074,685
6.40%, 08/28/2017, MTN	500,000	541,638
6.88%, 04/25/2018, MTN	3,300,000	3,683,318
7.63%, 06/01/2019, MTN	4,000,000	4,712,184
Barclays Bank PLC
7.63%, 11/21/2022	3,900,000	4,453,313
10.18%, 06/12/2021 (B)	1,840,000	2,416,159
Barclays PLC
6.50%, 09/15/2019 (A) (D)	EUR 800,000	886,872
CIT Group, Inc.
3.88%, 02/19/2019	$ 2,100,000	2,131,500
6.63%, 04/01/2018 (B)	3,226,000	3,476,015
Citigroup, Inc.
1.30%, 04/01/2016	8,763,000	8,767,618
6.00%, 08/15/2017	600,000	645,522
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.88%, 03/19/2020, MTN (C)	EUR 3,300,000	4,291,071
11.00%, 06/30/2019 (A) (B) (D)	$ 2,978,000	3,703,888
Credit Agricole SA
1.63%, 04/15/2016 (B)	4,000,000	4,016,820
7.88%, 01/23/2024 (A) (B) (D)	700,000	718,286
Discover Bank
2.60%, 11/13/2018	1,400,000	1,407,676
HSBC Capital Funding, LP
10.18%, 06/30/2030 (A) (B) (D)	150,000	226,500
Intesa Sanpaolo SpA
2.38%, 01/13/2017	2,021,000	2,031,439
JPMorgan Chase & Co.
0.84%, 02/15/2017 (A)	5,100,000	5,097,878
6.30%, 04/23/2019	900,000	1,023,179
KBC Bank NV
8.00%, 01/25/2023 (A) (C)	2,000,000	2,207,500
Lloyds Bank PLC
5.80%, 01/13/2020, MTN (B) (E)	700,000	794,124
12.00%, 12/16/2024 (A) (B) (D) (F)	3,400,000	4,862,000
Lloyds Banking Group PLC
7.63%, 06/27/2023 (A) (C) (D)	GBP 500,000	812,230
Novo Banco SA
5.88%, 11/09/2015, MTN (C)	EUR 2,400,000	2,631,074
Royal Bank of Scotland Group PLC
6.99%, 10/05/2017 (A) (B) (D)	$ 1,300,000	1,514,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Svenska Handelsbanken AB
2.40%, 10/01/2020, MTN	$ 2,100,000	$ 2,096,178
Wells Fargo & Co.
7.98%, 03/15/2018 (A) (D)	4,800,000	5,112,000

		81,674,071

Biotechnology - 1.2%
AbbVie, Inc.
1.80%, 05/14/2018	1,500,000	1,501,203
Amgen, Inc.
0.71%, 05/22/2017 (A)	5,800,000	5,782,768

		7,283,971

Capital Markets - 2.5%
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025 (B)	1,600,000	1,564,286
Goldman Sachs Group, Inc.
1.42%, 11/15/2018, MTN (A)	1,300,000	1,306,526
1.54%, 09/15/2020 (A)	1,600,000	1,600,768
5.35%, 01/15/2016	48,000	48,468
Morgan Stanley
3.45%, 11/02/2015	1,800,000	1,800,000
5.95%, 12/28/2017, MTN	4,900,000	5,330,887
6.63%, 04/01/2018, MTN	2,000,000	2,221,728
UBS AG
0.88%, 06/01/2017 (A)	400,000	399,673
7.63%, 08/17/2022	600,000	693,948

		14,966,284

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.63%, 10/01/2023 (B)	2,428,920	795,471

Consumer Finance - 2.6%
Ally Financial, Inc.
2.75%, 01/30/2017	4,800,000	4,824,000
American Express Credit Corp.
2.60%, 09/14/2020, MTN	2,500,000	2,519,015
Navient Corp.
4.88%, 06/17/2019, MTN	4,000,000	3,870,000
Springleaf Finance Corp.
6.90%, 12/15/2017, MTN	4,500,000	4,736,250

		15,949,265

Diversified Consumer Services - 0.9%
President and Fellows of Harvard College
6.50%, 01/15/2039 (B)	3,800,000	5,202,603

Diversified Financial Services - 1.7%
Bear Stearns Cos. LLC
6.40%, 10/02/2017	900,000	980,103
7.25%, 02/01/2018	2,100,000	2,349,217
LeasePlan Corp. NV
2.88%, 01/22/2019 (B) (F)	1,500,000	1,493,565
Lehman Brothers Holdings, Inc.
6.75%, 12/28/2017 (G)	1,700,000	17
Tayarra, Ltd.
3.63%, 02/15/2022	5,198,766	5,512,298

		10,335,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.
0.73%, 06/09/2017 (A)	$ 3,800,000	$ 3,788,782
2.09%, 09/14/2018 (A)	4,500,000	4,622,796
2.50%, 09/15/2016	43,000	43,588
3.65%, 09/14/2018 (E)	1,200,000	1,265,644

		9,720,810

Electric Utilities - 0.7%
Korea Hydro & Nuclear Power Co., Ltd.
1.11%, 05/22/2017 (A) (B)	4,300,000	4,297,807

Food & Staples Retailing - 0.2%
CVS Health Corp.
3.88%, 07/20/2025	1,400,000	1,439,966

Food Products - 0.3%
ConAgra Foods, Inc.
0.69%, 07/21/2016 (A)	1,700,000	1,694,802

Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp.
3.38%, 05/15/2022	1,600,000	1,603,683

Health Care Providers & Services - 0.3%
UnitedHealth Group, Inc.
3.75%, 07/15/2025	2,000,000	2,085,420

Hotels, Restaurants & Leisure - 0.2%
MGM Resorts International
7.63%, 01/15/2017	1,000,000	1,063,670

Household Durables - 0.0% (H)
Urbi Desarrollos Urbanos SAB de CV
9.50%, 01/21/2020 (B) (F) (I)	400,000	4,000

Independent Power and Renewable Electricity Producers - 0.6%
Dynegy, Inc.
6.75%, 11/01/2019	2,300,000	2,294,250
7.38%, 11/01/2022	900,000	902,250
7.63%, 11/01/2024 (E)	400,000	401,000

		3,597,500

Internet Software & Services - 0.3%
Alibaba Group Holding, Ltd.
2.50%, 11/28/2019 (B)	800,000	786,545
3.60%, 11/28/2024 (B)	1,000,000	967,200

		1,753,745

IT Services - 0.3%
Automatic Data Processing, Inc.
2.25%, 09/15/2020	1,800,000	1,816,562

Oil, Gas & Consumable Fuels - 2.8%
Canadian Natural Resources, Ltd.
0.70%, 03/30/2016 (A)	4,700,000	4,687,258
CNPC General Capital, Ltd.
1.21%, 05/14/2017 (A) (B)	3,100,000	3,086,896
Kinder Morgan, Inc.
5.63%, 11/15/2023 (B)	1,400,000	1,360,579
Petrobras Global Finance BV
1.95%, 05/20/2016 (A)	400,000	391,380
2.69%, 03/17/2017 (A)	1,100,000	1,038,125
3.21%, 03/17/2020 (A)	2,100,000	1,606,500
3.25%, 03/17/2017	200,000	190,600
3.50%, 02/06/2017	100,000	96,650
3.88%, 01/27/2016	1,200,000	1,197,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV (continued)
5.75%, 01/20/2020	$ 300,000	$ 256,035
6.25%, 03/17/2024 (E)	100,000	80,095
6.75%, 01/27/2041	800,000	564,480
6.85%, 06/05/2115 (E)	1,700,000	1,166,540
Williams Partners, LP
3.60%, 03/15/2022	1,700,000	1,533,715

		17,255,853

Real Estate Investment Trusts - 0.7%
AvalonBay Communities, Inc.
3.50%, 11/15/2024, MTN	1,595,000	1,598,217
Simon Property Group, LP
2.50%, 09/01/2020	2,500,000	2,518,295

		4,116,512

Road & Rail - 0.1%
Hellenic Railways Organization SA
4.03%, 03/17/2017 (F)	EUR 700,000	672,574
5.01%, 12/27/2017 (F)	100,000	95,807

		768,381

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.
2.85%, 05/06/2021	$ 400,000	411,906

Tobacco - 0.2%
Reynolds American, Inc.
7.75%, 06/01/2018	1,000,000	1,134,242

Trading Companies & Distributors - 0.9%
International Lease Finance Corp.
5.75%, 05/15/2016	800,000	814,504
7.13%, 09/01/2018 (B)	4,200,000	4,651,500

		5,466,004

Wireless Telecommunication Services - 0.7%
Sprint Communications, Inc.
9.13%, 03/01/2017	4,300,000	4,472,000

Total Corporate Debt Securities (Cost $208,985,133)		210,405,753

FOREIGN GOVERNMENT OBLIGATIONS - 5.8%
Banco Nacional de Desenvolvimento Economico e Social
3.38%, 09/26/2016 (B)	300,000	300,000
Brazil Letras do Tesouro Nacional
Zero Coupon, 04/01/2016 -
10/01/2016	BRL 65,000,000	15,530,416
Bundesrepublik Deutschland
Bundesobligation Inflation-Linked Bond
0.75%, 04/15/2018 (C) (J)	EUR 11,026,392	12,534,752
Cyprus Government International Bond
3.88%, 05/06/2022, MTN (C)	1,100,000	1,246,484
Mexican Bonos
6.50%, 06/09/2022	MXN 18,300,000	1,159,036
8.50%, 12/13/2018	40,000,000	2,685,517
Spain Government Bond
2.15%, 10/31/2025 (C)	EUR 1,300,000	1,490,424

Total Foreign Government Obligations (Cost $40,911,532)		34,946,629

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
LOAN ASSIGNMENTS - 0.9%
Automobiles - 0.2%
Chrysler Group LLC
Term Loan B
3.50%, 05/24/2017 (A)	$ 1,257,388	$ 1,254,114

Health Care Providers & Services - 0.7%
Community Health Systems, Inc.
Term Loan F
3.58%, 12/31/2018 (A)	1,683,000	1,675,112
HCA, Inc.
Term Loan B5
2.94%, 03/31/2017 (A)	2,369,773	2,368,785

		4,043,897

Total Loan Assignments (Cost $5,313,014)		5,298,011

MORTGAGE-BACKED SECURITIES - 7.8%
Alternative Loan Trust
Series 2005, Class J12-2A1
0.47%, 08/25/2035 (A)	1,767,221	1,191,887
Series 2005-81, Class A1
0.47%, 02/25/2037 (A)	477,886	379,304
Series 2006-30T1, Class 1A3
6.25%, 11/25/2036	225,344	211,037
Series 2006-J8, Class A2
6.00%, 02/25/2037	228,156	178,325
Series 2006-OA12, Class A1B
0.38%, 09/20/2046 (A)	1,428,550	1,233,082
Series 2006-OA17, Class 1A1A
0.39%, 12/20/2046 (A)	1,821,648	1,336,269
Series 2007-2CB, Class 1A13
5.75%, 03/25/2037 (A)	374,626	334,871
Series 2007-HY4, Class 1A1
2.77%, 06/25/2037 (A)	901,335	759,588
Series 2007-OA6, Class A1B
0.40%, 06/25/2037 (A)	733,082	625,554
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12
0.41%, 10/25/2046 (A)	1,385,002	886,565
Banc of America Funding Trust
Series 2005-D, Class A1
2.73%, 05/25/2035 (A)	347,976	354,209
Series 2006-J, Class 4A1
2.89%, 01/20/2047 (A)	51,618	43,547
Banc of America Funding, Ltd.
Series 2012-R5, Class A
0.45%, 10/03/2039 (A) (B)	1,305,872	1,297,737
BBCMS Trust
Series 2015-STP, Class A
3.32%, 09/10/2028 (B)	3,000,000	3,079,173
Bear Stearns Alt-A Trust
Series 2006-6, Class 32A1
2.78%, 11/25/2036 (A)	279,602	200,940
Bear Stearns ARM Trust
Series 2003-5, Class 2A1
2.60%, 08/25/2033 (A)	351,083	350,900
Series 2003-8, Class 2A1
2.73%, 01/25/2034 (A)	7,962	8,080
Series 2003-8, Class 4A1
2.81%, 01/25/2034 (A)	81,460	81,384

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust (continued)
Series 2005-2, Class A2
2.51%, 03/25/2035 (A)	$ 196,639	$ 198,794
Series 2005-5, Class A2
2.48%, 08/25/2035 (A)	109,881	110,346
Series 2006-4, Class 1A1
2.82%, 10/25/2036 (A)	120,436	100,766
Bear Stearns Structured Products, Inc.
Trust Series 2007-R6, Class 1A1
2.57%, 01/26/2036 (A)	214,936	176,252
Berica 8 Residential MBS Srl
Series 2008, Class A
0.23%, 03/31/2048 (A) (C)	EUR 4,130,965	4,434,443
Berica ABS Srl
Series 2011-1, Class A1
0.26%, 12/31/2055 (A) (C)	2,294,100	2,489,554
CD Mortgage Trust
Series 2007-CD5, Class A4
5.89%, 11/15/2044 (A)	$ 148,468	157,374
Chevy Chase Funding LLC Mortgage-Backed Certificates
Series 2004-3A, Class A1
0.45%, 08/25/2035 (A) (B)	122,418	112,036
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M
2.52%, 10/19/2032 (A)	9,161	7,861
Series 2004-12, Class 12A1
2.71%, 08/25/2034 (A)	191,135	165,558
Citigroup Commercial Mortgage Trust
Series 2015-SHP2, Class A
1.48%, 07/15/2027 (A) (B)	1,800,000	1,800,023
Citigroup Mortgage Loan Trust
Series 2005-6, Class A2
2.42%, 09/25/2035 (A)	129,828	130,532
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A
0.82%, 03/25/2032 (A) (B)	312	288
Series 2003-AR15, Class 2A1
2.23%, 06/25/2033 (A)	464,105	453,564
Series 2003-AR28, Class 2A1
2.52%, 12/25/2033 (A)	3,540,497	3,484,987
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-6, Class 2A3
5.50%, 12/25/2035	471,760	409,263
First Horizon Alternative Mortgage Securities Trust
Series 2007-FA4, Class 1A8
6.25%, 08/25/2037	228,971	180,182
First Horizon Mortgage Pass-Through Trust
Series 2005-AR3, Class 2A1
2.72%, 08/25/2035 (A)	37,366	33,205
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.72%, 09/25/2035 (A)	59,549	60,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
HarborView Mortgage Loan Trust
Series 2006-12, Class 2A2A
0.39%, 01/19/2038 (A)	$ 682,508	$ 563,311
Series 2006-6, Class 5A1A
4.99%, 08/19/2036 (A)	231,807	208,516
Independent National Mortgage Corp. Index Mortgage Loan Trust
Series 2005-AR11, Class A3
2.61%, 08/25/2035 (A)	1,587,188	1,294,186
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 (A)	1,401,535	1,493,441
Ludgate Funding PLC
Series 2007-1, Class A2A
0.74%, 01/01/2061 (A) (C)	GBP 1,203,093	1,640,006
Luminent Mortgage Trust
Series 2006-6, Class A1
0.40%, 10/25/2046 (A)	$ 388,705	331,468
MASTR Alternative Loan Trust
Series 2006-2, Class 2A1
0.60%, 03/25/2036 (A)	107,775	25,341
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 3A
1.19%, 10/25/2035 (A)	22,589	21,398
Series 2005-3, Class 4A
0.45%, 11/25/2035 (A)	17,120	16,003
RALI Trust
Series 2008-QR1, Class 1A1
1.60%, 08/25/2036 (A)	1,254,751	1,009,247
Reperforming Loan REMIC Trust
Series 2004-R1, Class 2A
6.50%, 11/25/2034 (B)	250,998	260,047
Series 2005-R2, Class 1AF1
0.54%, 06/25/2035 (A) (B)	665,366	587,472
RFMSI Trust
Series 2003-S9, Class A1
6.50%, 03/25/2032	1,214	1,258
RMAC Securities No. 1 PLC
Series 2007-NS1X, Class A2B
0.49%, 06/12/2044 (A) (C)	2,591,655	2,301,599
Selkirk No. 1, Ltd.
Series 2001, Class A
1.33%, 02/20/2041 (B)	1,721,998	1,716,856
Sequoia Mortgage Trust
Series 2004-11, Class A2
1.05%, 12/20/2034 (A)	1,656,991	1,583,428
Series 2007-1, Class 1A1
2.36%, 01/20/2047 (A)	368,322	298,866
Series 2010, Class 2A1
0.95%, 10/20/2027 (A)	13,191	12,397
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1
2.52%, 09/25/2034 (A)	459,290	462,366
Series 2004-19, Class 2A1
1.62%, 01/25/2035 (A)	148,885	118,312

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1
0.45%, 07/19/2035 (A)	$ 28,876	$ 24,954
Series 2005-AR5, Class A2
0.45%, 07/19/2035 (A)	32,400	31,364
Series 2005-AR5, Class A3
0.45%, 07/19/2035 (A)	67,869	64,799
Series 2005-AR8, Class A1A
0.48%, 02/25/2036 (A)	384,477	310,536
Series 2006-AR3, Class 12A1
0.42%, 05/25/2036 (A)	461,974	344,628
Series 2006-AR6, Class 2A1
0.39%, 07/25/2046 (A)	1,691,075	1,332,277
Structured Asset Mortgage Investments Trust
Series 2002-AR3, Class A1
0.86%, 09/19/2032 (A)	9,112	8,880
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-22A, Class 2A1
2.35%, 06/25/2033 (A)	467,865	458,122
WaMu Mortgage Pass-Through Certificates Trust
Series 2002-AR9, Class 1A
1.60%, 08/25/2042 (A)	6,010	5,693
Series 2003-AR9, Class 2A
2.56%, 09/25/2033 (A)	575,043	571,483
Series 2006-AR19, Class 1A
0.96%, 01/25/2047 (A)	707,550	571,446
Series 2006-AR19, Class 1A1A
0.95%, 01/25/2047 (A)	611,500	553,185
Series 2006-AR9, Class 2A
2.14%, 08/25/2046 (A)	371,827	332,816
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1
2.63%, 01/25/2035 (A)	93,037	94,000
Series 2005-AR2, Class 1A1
2.63%, 03/25/2035 (A)	1,587,499	1,594,416
Series 2006-AR4, Class 2A6
5.71%, 04/25/2036 (A)	60,410	12,226
Series 2006-AR8, Class 2A4
2.74%, 04/25/2036 (A)	187,784	183,261

Total Mortgage-Backed Securities (Cost $47,541,576)		47,497,647

MUNICIPAL GOVERNMENT OBLIGATIONS - 3.0%
California - 2.2%
Bay Area Toll Authority, Revenue Bonds
Series S3
6.91%, 10/01/2050	3,600,000	4,933,044
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1
5.00%, 06/01/2033	300,000	266,142
State of California, General Obligation Unlimited
7.50%, 04/01/2034	300,000	426,078
7.55%, 04/01/2039	1,800,000	2,661,552
7.60%, 11/01/2040	1,500,000	2,244,645
7.95%, 03/01/2036	2,200,000	2,631,046

		13,162,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois - 0.2%
City of Chicago, General Obligation Unlimited
Series B
7.75%, 01/01/2042	$ 1,000,000	$ 1,028,080

New Jersey - 0.0% (H)
New Jersey Turnpike Authority, Revenue Bonds
Series F
7.41%, 01/01/2040	100,000	140,505

New York - 0.5%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
4.73%, 11/01/2023	100,000	112,495
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	2,850,000	2,743,866

		2,856,361

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds
Series A
7.47%, 06/01/2047	1,020,000	885,136

Total Municipal Government Obligations (Cost $18,026,328)		18,072,589

U.S. GOVERNMENT AGENCY OBLIGATIONS - 42.7%
Federal Home Loan Mortgage Corp.
2.09%, 09/01/2035 (A)	33,264	35,125
2.35%, 11/01/2033 (A)	52,860	56,452
2.36%, 03/01/2034 (A)	75,356	79,378
2.41%, 01/01/2036 (A)	2,100,881	2,237,602
2.47%, 03/01/2034 (A)	87,452	93,033
2.62%, 09/01/2035 (A)	292,459	311,801
3.50%, TBA (K) (L)	7,000,000	7,251,834
4.00%, TBA (K) (L)	2,000,000	2,120,703
4.50%, 08/01/2025 - 05/01/2037	63,951	69,308
4.50%, TBA (J) (K)	7,000,000	7,569,843
Federal Home Loan Mortgage Corp. REMIC
6.50%, 04/15/2029	2,210	2,527
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
1.40%, 10/25/2044 (A)	264,051	271,117
1.60%, 07/25/2044 (A)	266,701	272,299
6.50%, 07/25/2043	12,952	15,158
Federal National Mortgage Association
0.55%, 09/25/2042 (A)	229,238	228,036
1.40%, 03/01/2044 - 10/01/2044 (A)	879,318	901,401
2.11%, 07/01/2035 (A)	177,591	188,158
2.29%, 09/01/2035 (A)	547,929	580,669
2.31%, 03/01/2034 (A)	134,714	143,201
2.41%, 01/01/2028 - 11/01/2033 (A)	118,197	125,918
2.44%, 01/01/2026 (A)	2,496	2,521
3.00%, TBA (K) (L)	18,000,000	18,149,625
3.50%, 02/01/2027	237,818	251,545
3.50%, TBA (K) (L)	69,000,000	71,714,559
4.00%, TBA (K) (L)	80,000,000	85,031,282

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.50%, 11/01/2018 - 12/01/2024	$ 467,234	$ 500,970
4.50%, TBA (K) (L)	26,000,000	28,152,445
5.00%, 08/01/2020 - 01/01/2030	1,500,228	1,648,048
5.00%, TBA (K) (L)	13,000,000	14,262,924
5.50%, 02/01/2037	62,118	71,856
6.00%, 07/01/2035 - 05/01/2041	3,861,273	4,383,201
Federal National Mortgage Association REMIC
0.30%, 01/25/2021 (A)	13,070	13,067
6.30%, 10/17/2038	146,484	152,159
Federal National Mortgage Association REMIC, Interest Only STRIPS
6.90%, 07/25/2034 (A)	727,766	188,424
Government National Mortgage Association
0.80%, 08/20/2065 (A)	1,500,514	1,490,400
0.80%, 09/20/2065 (A)	1,499,935	1,489,693
1.75%, 05/20/2024 (A)	26,177	27,064
3.00%, TBA (K) (L)	1,000,000	1,019,289
3.50%, TBA (K) (L)	3,000,000	3,137,894
4.00%, TBA (K) (L)	5,000,000	5,316,341
6.50%, 06/20/2032	12,038	14,162
Government National Mortgage Association, Interest Only STRIPS
6.36%, 04/16/2033 - 10/16/2033 (A)	665,432	138,527
6.40%, 08/16/2033 (A)	1,127,320	272,059
6.41%, 09/20/2034 (A)	620,043	116,370

Total U.S. Government Agency Obligations (Cost $259,219,156)		260,097,988

U.S. GOVERNMENT OBLIGATIONS - 37.5%
U.S. Treasury Bond
2.50%, 02/15/2045 (J)	1,800,000	1,639,382
2.75%, 08/15/2042	5,800,000	5,617,845
2.75%, 11/15/2042 (J)	11,000,000	10,633,051
2.88%, 05/15/2043	1,900,000	1,878,724
2.88%, 08/15/2045 (J)	11,600,000	11,461,682
3.00%, 05/15/2042 - 11/15/2044	5,600,000	5,707,470
3.13%, 02/15/2042 - 02/15/2043	3,200,000	3,345,673
3.13%, 08/15/2044 (J)	21,100,000	21,885,490
3.38%, 05/15/2044 (J) (M)	10,200,000	11,102,465
4.25%, 05/15/2039	3,700,000	4,635,649
4.38%, 11/15/2039 - 05/15/2040	7,000,000	8,925,364
4.50%, 08/15/2039	2,900,000	3,763,922
4.63%, 02/15/2040	700,000	924,374
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042 - 02/15/2045	3,344,129	2,966,776
1.38%, 02/15/2044	409,040	423,830
1.75%, 01/15/2028	8,759,674	9,724,377
2.00%, 01/15/2026	10,206,630	11,462,127
2.38%, 01/15/2025 (J)	20,229,760	23,266,328
2.38%, 01/15/2027	5,672,640	6,648,657
2.50%, 01/15/2029 (J)	15,318,690	18,470,189
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2017 - 07/15/2022	10,240,545	10,092,577
0.25%, 01/15/2025	2,213,684	2,126,923
0.38%, 07/15/2023 (N)	8,807,260	8,675,151
0.38%, 07/15/2025	4,421,956	4,313,021

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note
1.75%, 09/30/2022	$ 1,800,000	$ 1,783,969
2.25%, 11/15/2024 (J) (N)	25,500,000	25,773,589
2.38%, 08/15/2024	6,000,000	6,134,532
2.50%, 05/15/2024 (J) (M)	1,900,000	1,963,631
2.75%, 02/15/2024	2,900,000	3,057,612

Total U.S. Government Obligations (Cost $230,460,108)		228,404,380

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.2%
Banks - 0.2%
Wells Fargo & Co.
Series L, 7.50%	1,200	1,422,000

Total Convertible Preferred Stock (Cost $984,035)		1,422,000

	Principal	Value
COMMERCIAL PAPER - 0.5%
Electric Utilities - 0.3%
Entergy Corp.
0.97%, 11/04/2015 (O)	$ 1,700,000	1,699,865

Oil, Gas & Consumable Fuels - 0.2%
ENI Finance USA, Inc.
0.73%, 01/11/2016 (O)	1,300,000	1,298,154

Total Commercial Paper (Cost $2,998,019)		2,998,019

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 0.1%
Federal Home Loan Bank Discount Notes 0.13%, 01/22/2016 (O)	800,000	799,838

Total Short-Term U.S. Government Agency Obligation (Cost $799,757)		799,838

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.0% (H)
Put - 5-Year U.S. Treasury Note Future Exercise Price $109.75 Expiration Date 11/20/2015	16	125
Put - 5-Year U.S. Treasury Note Future Exercise Price $110.00 Expiration Date 11/20/2015	141	1,102
Put - 5-Year U.S. Treasury Note Future Exercise Price $110.75 Expiration Date 11/20/2015	200	1,563
Put - 5-Year U.S. Treasury Note Future Exercise Price $112.50 Expiration Date 11/20/2015	126	984

Total Exchange-Traded Options Purchased (Cost $4,141)		3,774

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED - 0.0% (H) (P) (Q)
Put - Federal National Mortgage Association (R) Exercise Price $80.00 Expiration Date 11/05/2015, JPM	50,000,000	$ 1,953

Total Over-the-Counter Options Purchased (Cost $1,953)		1,953

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.1% (P) (Q)
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 0.80% Expiration Date 01/19/2016, MSC	19,800,000	14,136
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 1.50% Expiration Date 01/29/2016, MSC	3,300,000	16,345
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 1.75% Expiration Date 01/29/2016, MSC	3,300,000	7,890
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.10% Expiration Date 01/30/2018, JPM	6,600,000	82,850
Put - Receives Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.58% Expiration Date 05/12/2016, MSC	3,100,000	31,817
Put - Receives Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.58% Expiration Date 05/23/2016, MSC	7,100,000	77,808
Put - Receives Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.91% Expiration Date 08/20/2018, MSC	2,900,000	284,085
Put - Receives Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.94% Expiration Date 08/20/2018, GSC	900,000	85,933

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $881,540)		600,864

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (O)	3,626,850	3,626,850

Total Securities Lending Collateral (Cost $3,626,850)		3,626,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 0.3%

State Street Bank & Trust Co. 0.01% (O), dated 10/30/2015, to be repurchased at $2,097,528 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.11%, due 11/07/2022, and with a value of $2,140,150.

	$ 2,097,527	$ 2,097,527

Total Repurchase Agreement (Cost $2,097,527)		2,097,527

Total Investments (Cost $878,213,636) (S)		874,232,912
Net Other Assets (Liabilities) - (43.6)%		(265,598,500)

Net Assets - 100.0%		$ 608,634,412

REVERSE REPURCHASE AGREEMENTS - (4.6)%
Credit Agricole 0.20% (O) (T), dated 10/06/2015, to be repurchased at $(7,342,514) on 11/06/2015. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and with a value of $(7,309,005).	(7,341,250)	$ (7,341,250)
Credit Agricole 0.20% (O) (T), dated 10/07/2015, to be repurchased at $(4,938,988) on 11/12/2015. Collateralized by a U.S. Government Obligation, 2.25%, due 11/15/2024, and with a value of $(4,902,360).	(4,938,000)	(4,938,000)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

JPMorgan Chase & Co. 0.24% (O), dated 10/20/2015, to be repurchased at $(8,612,070) on 11/12/2015. Collateralized by a U.S. Government Obligation, 2.88%, due 08/15/2045, and with a value of $(8,551,795).

	$ (8,610,750)	$ (8,610,750)
Societe Generale SA 0.21% (O) (T), dated 10/06/2015, to be repurchased at $(4,321,531) on 11/06/2015. Collateralized by a U.S. Government Obligation, 2.25%, due 11/15/2024, and with a value of $(4,289,565).	(4,320,750)	(4,320,750)
Standard Chartered Bank 0.38% (O) (T), dated 10/09/2015, to be repurchased at $(2,615,004) on 01/08/2016. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and with a value of $(2,610,359).	(2,612,500)	(2,612,500)

Total Reverse Repurchase Agreements (Cost $27,823,250)		$ (27,823,250)

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - 10-Year U.S. Treasury Note Future	USD 128.00	11/20/2015	59	$(26,021)	$(25,842)
Call - 10-Year U.S. Treasury Note Future	USD 131.00	11/20/2015	38	(18,939)	(594)

Total				$(44,960)	$(26,436)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (P) (Q)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - AUD vs. USD	BOA	AUD	0.73	11/03/2015	AUD	2,100,000	$(9,342)	$(890)
Call - AUD vs. USD	HSBC	AUD	0.73	11/05/2015	AUD	5,300,000	(21,286)	(1,852)
Call - EUR vs. USD	BNP	EUR	1.11	11/30/2015	EUR	2,000,000	(12,078)	(16,224)
Call - EUR vs. USD	UBS	EUR	1.15	11/12/2015	EUR	4,400,000	(33,742)	(1,718)
Call - EUR vs. USD	BNP	EUR	1.15	11/25/2015	EUR	4,400,000	(36,697)	(4,026)
Call - EUR vs. USD	CITI	EUR	1.17	11/20/2015	EUR	5,300,000	(38,048)	(495)
Call - USD vs. BRL	JPM	USD	4.50	02/12/2016	USD	3,500,000	(88,690)	(43,914)
Call - USD vs. BRL	DUB	USD	4.55	03/17/2016	USD	1,900,000	(47,956)	(34,209)
Call - USD vs. INR	BNP	USD	68.50	11/10/2015	USD	3,500,000	(31,150)	(52)
Call - USD vs. INR	HSBC	USD	68.75	11/26/2015	USD	100,000	(900)	(30)

Total							$(319,889)	$(103,410)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (P) (Q)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.50%	01/19/2016	USD	13,200,000	$(7,920)	$(372)
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.52	01/19/2016	USD	6,600,000	(3,960)	(261)
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.65	01/19/2016	USD	13,200,000	(14,520)	(2,794)
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.66	01/19/2016	USD	6,600,000	(6,600)	(1,544)
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.10	01/30/2018	USD	6,600,000	(34,320)	(15,532)
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.60	01/30/2018	USD	6,600,000	(59,730)	(43,608)
Call - 5-Year	MSC	3-Month USD-LIBOR	Receive	1.10	01/29/2016	USD	3,300,000	(12,540)	(1,293)
Call - 5-Year	MSC	3-Month USD-LIBOR	Receive	1.30	01/29/2016	USD	3,300,000	(19,140)	(5,858)
Call - 30-Year (R)	JPM	3-Month USD-LIBOR	Receive	3.50	11/05/2015	USD	1,000,000	(2,539)	(318)
Call - 30-Year	JPM	3-Month USD-LIBOR	Receive	3.50	11/05/2015	USD	2,000,000	(3,906)	(42)
Put - 2-Year	MSC	3-Month USD-LIBOR	Pay	2.50	05/12/2016	USD	29,100,000	(98,021)	(26,607)
Put - 2-Year	MSC	3-Month USD-LIBOR	Pay	2.50	05/23/2016	USD	67,700,000	(211,553)	(66,898)
Put - 5-Year	MSC	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	13,000,000	(290,081)	(275,743)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	4,100,000	(91,318)	(86,965)
Put - 7-Year	MSC	3-Month USD-LIBOR	Pay	2.00	11/30/2015	USD	5,900,000	(19,913)	(9,872)
Put - 7-Year	GSC	3-Month USD-LIBOR	Pay	2.16	12/14/2015	USD	8,000,000	(29,600)	(8,902)
Put - 7-Year	DUB	3-Month USD-LIBOR	Pay	2.20	12/11/2015	USD	5,700,000	(23,726)	(4,227)
Put - 10-Year	MSC	3-Month USD-LIBOR	Pay	2.30	11/30/2015	USD	5,900,000	(28,320)	(11,273)

Total								$(957,707)	$(562,109)

CENTRALLY CLEARED SWAP AGREEMENTS: (U)

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (W)		Fair Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 24	5.00%	06/20/2020	USD	3,960,000	$252,757	$154,682	$98,075
North American High Yield Index - Series 25	5.00	12/20/2020	USD	3,700,000	138,092	68,533	69,559
North American Investment Grade Index - Series 24	1.00	06/20/2020	USD	5,500,000	67,674	56,701	10,973
North American Investment Grade Index - Series 25	1.00	12/20/2020	USD	19,900,000	227,948	155,079	72,869

Total					$686,471	$434,995	$251,476

Interest Rate Swap Agreements - Fixed Rate Payable

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.00%	12/16/2019	USD	4,400,000	$(105,114)	$(18,672)	$(86,442)
3-Month USD-LIBOR	2.25	12/16/2022	USD	23,900,000	(666,772)	240,513	(907,285)
3-Month USD-LIBOR	2.35	08/05/2025	USD	7,200,000	(219,097)	—	(219,097)
3-Month USD-LIBOR	2.50	12/16/2025	USD	4,500,000	(169,149)	65,993	(235,142)
3-Month USD-LIBOR	2.75	12/16/2045	USD	55,600,000	(2,096,868)	2,787,141	(4,884,009)
6-Month GBP-LIBOR	1.50	12/16/2017	GBP	8,400,000	(122,729)	(14,299)	(108,430)
6-Month GBP-LIBOR	1.50	03/16/2018	GBP	37,000,000	(436,528)	(235,120)	(201,408)
6-Month GBP-LIBOR	1.88	10/05/2017	GBP	7,900,000	(222,388)	(138,954)	(83,434)
1-Year OIS Federal Funds Rate	0.50	06/17/2016	USD	12,300,000	(33,422)	(7,074)	(26,348)
MXN TIIE Banxico	3.45	12/23/2015	MXN	1,292,700,000	(15,400)	—	(15,400)

Total					$(4,087,467)	$2,679,528	$(6,766,995)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (U)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MXN TIIE Banxico	4.06%	08/24/2016	MXN	600,700,000	$117,038	$55,711	$61,327
MXN TIIE Banxico	4.39	07/28/2017	MXN	46,900,000	12,592	—	12,592
MXN TIIE Banxico	5.01	10/10/2019	MXN	7,400,000	294	4,387	(4,093)
MXN TIIE Banxico	5.27	02/05/2020	MXN	46,600,000	18,467	(9,331)	27,798
MXN TIIE Banxico	5.43	11/17/2021	MXN	460,400,000	(321,218)	(706,162)	384,944
MXN TIIE Banxico	5.50	09/22/2020	MXN	52,500,000	26,433	—	26,433
MXN TIIE Banxico	5.54	06/11/2020	MXN	31,200,000	27,701	21,684	6,017
MXN TIIE Banxico	5.62	06/02/2020	MXN	28,800,000	29,639	16,494	13,145
MXN TIIE Banxico	5.98	09/16/2022	MXN	27,600,000	14,279	—	14,279
MXN TIIE Banxico	6.00	06/07/2022	MXN	74,900,000	66,290	48,889	17,401
MXN TIIE Banxico	6.96	07/27/2020	MXN	65,200,000	294,436	253,572	40,864

Total					$285,951	$(314,756)	$600,707

OVER-THE-COUNTER SWAP AGREEMENTS: (P) (Q)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (V)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at October 31, 2015 (Y)	Notional Amount (W)	Fair Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BorgWarner, Inc., 8.00%, 10/01/2019	CITI	1.00%	12/20/2020	1.25%	USD 1,700,000	$(18,594)	$(36,734)	$18,140
Brazilian Government International Bond, 12.25%, 03/06/2030	MSC	1.00	09/20/2016	2.20	USD 3,600,000	(43,117)	(14,055)	(29,062)
Brazilian Government International Bond, 12.25%, 03/06/2030	HSBC	1.00	12/20/2019	4.10	USD 1,150,000	(131,146)	(34,521)	(96,625)
Brazilian Government International Bond, 4.25%, 01/07/2025	BCLY	1.00	03/20/2016	1.72	USD 1,200,000	(5,477)	(3,784)	(1,693)
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	BCLY	1.00	12/20/2018	0.55	USD 2,000,000	30,780	16,050	14,730
Japanese Government International Bond, 2.00%, 03/21/2022	DUB	1.00	09/20/2016	0.08	USD 1,900,000	17,699	10,953	6,746
MetLife, Inc., 4.75%, 02/08/2021	CITI	1.00	12/20/2020	0.84	USD 1,500,000	13,558	1,818	11,740
Mexico Government International Bond, 5.95%, 03/19/2019	JPM	1.00	12/20/2019	1.27	USD 3,400,000	(39,193)	16,659	(55,852)
Mexico Government International Bond, 5.95%, 03/19/2019	CITI	1.00	12/20/2019	1.27	USD 3,500,000	(40,346)	16,447	(56,793)
Mexico Government International Bond, 5.95%, 03/19/2019	CITI	1.00	09/20/2020	1.45	USD 100,000	(2,057)	(2,513)	456
Mexico Government International Bond, 5.95%, 03/19/2019	JPM	1.00	09/20/2020	1.45	USD 1,100,000	(22,635)	(28,631)	5,996
Mexico Government International Bond, 5.95%, 03/19/2019	CITI	1.00	12/20/2020	1.50	USD 2,900,000	(68,358)	(121,501)	53,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (P) (Q)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (continued) (V)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at October 31, 2015 (Y)	Notional Amount (W)	Fair Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Mexico Government International Bond, 5.95%, 03/19/2019	DUB	1.00%	12/20/2020	1.50%	USD 2,500,000	$(58,946)	$(97,077)	$38,131
Mexico Government International Bond, 5.95%, 03/19/2019	BCLY	1.00	12/20/2020	1.50	USD 1,100,000	(25,928)	(38,343)	12,415
Mexico Government International Bond, 7.50%, 04/08/2033	DUB	1.00	09/20/2016	0.50	USD 2,600,000	13,515	2,968	10,547
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	GSC	1.00	12/20/2019	7.56	USD 2,200,000	(491,966)	(189,290)	(302,676)
Volkswagen International Finance NV, 5.38%, 05/22/2018	CITI	1.00	03/20/2017	1.55	EUR 800,000	(5,460)	7,474	(12,934)

Total						$(877,671)	$(494,080)	$(383,591)

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Counterparty	Fixed Deal Pay Rate	Expiration Date	Notional Amount (W)		Fair Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Dow Jones North American Investment Grade Index - Series 5	MSC	0.46%	12/20/2015	USD	3,200,000	$3,297	$—	$3,297

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	BNP	15.51%	07/01/2016	BRL	108,200,000	$98,551	$(355)	$98,906
BRL-CDI	DUB	15.51	07/01/2016	BRL	105,400,000	96,000	(10,954)	106,954
BRL-CDI	HSBC	15.51	07/01/2016	BRL	55,000,000	50,096	(15,621)	65,717

Total						$244,647	$(26,930)	$271,577

FUTURES CONTRACTS: (Z)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(325)	09/19/2016	$—	$(377,023)
90-Day Eurodollar	Short	(269)	12/19/2016	—	(350,306)
90-Day Eurodollar	Short	(458)	03/13/2017	—	(608,939)
90-Day Eurodollar	Short	(110)	12/18/2017	—	(154,908)
90-Day Eurodollar	Short	(119)	03/19/2018	—	(168,750)
90-Day Sterling	Short	(64)	03/15/2017	—	(45,861)
90-Day Sterling	Short	(36)	06/21/2017	—	(28,547)
5-Year U.S. Treasury Note	Long	942	12/31/2015	288,775	—
10-Year Australian Treasury Bond	Short	(3)	12/15/2015	—	(840)
10-Year U.S. Treasury Note	Short	(542)	12/21/2015	216,694	—
Euro-BTP Italian Government Bond	Long	81	12/08/2015	413,398	—
German Euro Bund	Short	(59)	12/08/2015	—	(161,875)
OTC Call Options Exercise Price EUR 165.50 on German Euro Bund Futures (Counterparty: GSC)	Long	48	11/20/2015	—	(45)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FUTURES CONTRACTS (continued): (Z)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Call Options Exercise Price EUR 167.00 on German Euro Bund Futures (Counterparty: GSC)	Long	52	11/20/2015	$—	$(49)
OTC Put Options Exercise Price EUR 110.80 on German Euro Bund Futures (Counterparty: GSC)	Long	64	11/20/2015	—	(60)
U.K. Gilt	Short	(3)	12/29/2015	1,754	—
U.S. Treasury Bond	Short	(59)	12/21/2015	—	(107,923)

Total				$920,621	$(2,005,126)

FORWARD FOREIGN CURRENCY CONTRACTS: (P) (Q)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	12/18/2015	MXN	56,120,000	USD	3,262,848	$122,758	$—
BCLY	06/27/2016	USD	4,792,049	EUR	3,485,000	937,865	—
BCLY	07/05/2016	USD	3,091,595	BRL	11,800,000	265,661	—
BNP	11/04/2015	BRL	5,396,540	USD	1,398,466	—	(991)
BNP	11/04/2015	USD	1,331,000	BRL	5,396,540	—	(66,475)
BNP	11/30/2015	ILS	496,000	USD	130,406	—	(2,190)
BNP	12/18/2015	MXN	4,091,000	USD	247,744	—	(943)
BNP	12/18/2015	USD	2,703,064	MXN	45,999,397	—	(71,986)
BNP	09/14/2016	USD	1,447,000	CNY	9,520,537	—	(38,205)
BNP	07/05/2017	USD	3,261,243	BRL	9,500,000	1,238,959	—
BOA	11/03/2015	EUR	9,008,000	USD	9,917,808	—	(11,811)
BOA	11/04/2015	BRL	1,488,000	USD	385,602	—	(273)
BOA	11/04/2015	USD	375,000	BRL	1,488,000	—	(10,329)
BOA	11/16/2015	USD	669,263	CNY	4,269,900	—	(6,010)
BOA	11/18/2015	RUB	2,036,790	USD	30,640	1,094	—
BOA	11/30/2015	ILS	2,100,340	USD	533,000	9,935	—
BOA	12/02/2015	USD	9,921,871	EUR	9,008,000	12,023	—
BOA	12/18/2015	RUB	72,768,910	USD	1,163,000	—	(41,105)
BOA	06/13/2016	EUR	541,000	USD	730,648	—	(132,588)
BOA	06/13/2016	USD	18,687,019	EUR	13,663,000	3,582,982	—
BOA	06/27/2016	USD	4,335,619	EUR	3,149,000	853,028	—
CITI	11/03/2015	EUR	324,000	USD	370,840	—	(14,541)
CITI	11/03/2015	USD	7,169,022	EUR	6,370,000	164,004	—
CITI	11/12/2015	AUD	2,956,000	USD	2,105,861	13,619	(12,872)
CITI	11/12/2015	JPY	219,000,000	USD	1,831,437	—	(16,382)
CITI	11/12/2015	USD	2,164,719	AUD	3,064,000	—	(18,856)
CITI	11/12/2015	USD	11,856,691	JPY	1,424,700,000	57,364	(8,474)
CITI	11/18/2015	INR	150,298,122	USD	2,310,501	—	(17,985)
CITI	11/23/2015	USD	956,000	MYR	4,037,666	17,833	—
CITI	11/30/2015	ILS	8,227,039	USD	2,110,767	21,918	(6,005)
CITI	12/10/2015	USD	364,233	SGD	523,457	—	(8,906)
CITI	12/18/2015	MXN	4,091,000	USD	247,492	210	(901)
CITI	01/05/2016	BRL	11,000,000	USD	2,768,494	24,176	—
CITI	01/19/2016	USD	976,000	MYR	4,250,480	—	(8,277)
CITI	01/21/2016	USD	565,000	KRW	647,942,000	—	(1,836)
CITI	04/01/2016	USD	453,762	BRL	1,509,575	81,169	—
CITI	04/04/2016	USD	10,124,725	BRL	34,500,000	1,617,132	—
DUB	11/04/2015	BRL	38,951,199	USD	9,876,739	209,971	—
DUB	11/04/2015	USD	9,793,293	BRL	38,951,199	3,222	(296,638)
DUB	11/12/2015	USD	137,650	CHF	135,000	1,024	—
DUB	11/18/2015	USD	698,213	INR	46,329,923	—	(8,463)
DUB	11/30/2015	USD	299,201	ILS	1,134,240	6,001	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (P) (Q)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
DUB	12/02/2015	USD	6,237,535	BRL	24,658,222	$—	$(86,703)
DUB	12/17/2015	USD	12,063,772	ILS	47,426,306	—	(198,296)
DUB	12/18/2015	MXN	3,789,930	USD	218,000	10,639	—
DUB	12/18/2015	USD	4,979,684	MXN	84,581,296	—	(122,934)
DUB	02/01/2016	USD	5,450,085	EUR	4,050,000	988,455	—
DUB	06/13/2016	EUR	1,978,000	USD	2,673,465	—	(486,845)
DUB	06/13/2016	USD	6,741,941	EUR	4,924,000	1,298,606	—
GSC	11/03/2015	USD	2,388,867	EUR	2,131,000	45,430	—
GSC	11/04/2015	BRL	6,297,445	USD	1,631,927	—	(1,156)
GSC	11/04/2015	USD	1,627,000	BRL	6,297,445	—	(3,771)
GSC	11/12/2015	AUD	5,580,000	USD	3,975,082	4,504	(2,971)
GSC	11/12/2015	JPY	2,276,100,000	USD	18,872,337	41,417	(49,616)
GSC	11/12/2015	USD	3,914,327	AUD	5,465,000	19,668	—
GSC	11/12/2015	USD	3,240,933	GBP	2,113,000	—	(16,222)
GSC	11/12/2015	USD	10,654,649	JPY	1,297,200,000	6,928	(103,372)
GSC	12/04/2015	USD	451,363	TWD	14,883,710	—	(7,139)
GSC	12/18/2015	USD	1,107,000	MXN	18,469,077	—	(7,202)
GSC	01/21/2016	USD	655,934	PHP	30,891,200	—	(962)
HSBC	11/04/2015	USD	24,024,275	JPY	2,880,510,533	152,492	—
HSBC	11/09/2015	RUB	192,576,600	USD	2,988,000	20,620	—
HSBC	11/16/2015	CNY	8,293,665	USD	1,276,429	35,192	—
HSBC	12/18/2015	MXN	3,078,000	USD	180,838	4,852	—
HSBC	12/18/2015	USD	506,000	MXN	8,545,075	—	(9,507)
HSBC	10/11/2016	USD	2,621,000	CNY	17,180,259	—	(56,679)
JPM	11/03/2015	EUR	16,309,000	USD	18,276,749	—	(341,924)
JPM	11/03/2015	USD	395,310	EUR	349,000	11,519	—
JPM	11/18/2015	USD	2,957,919	INR	192,397,810	23,250	—
JPM	11/23/2015	USD	576,000	MYR	2,407,680	16,566	—
JPM	11/30/2015	ILS	13,725,025	USD	3,555,856	5,931	(13,884)
JPM	12/02/2015	EUR	471,000	USD	516,582	1,573	—
JPM	12/04/2015	TWD	15,503,930	USD	478,000	—	(392)
JPM	12/18/2015	MXN	34,163,060	USD	1,995,238	65,750	—
JPM	01/19/2016	USD	612,000	KRW	698,873,400	570	—
JPM	01/21/2016	USD	2,440,844	KRW	2,835,802,742	—	(39,989)
JPM	02/17/2016	USD	677,000	BRL	2,752,005	—	(11,378)
JPM	10/04/2016	USD	4,327,351	BRL	17,000,000	371,277	—
NGFP	12/18/2015	USD	202,000	MXN	3,465,350	—	(7,058)
RBS	12/18/2015	USD	593,000	MXN	10,115,098	—	(17,223)
SCB	11/16/2015	CNY	2,646,109	USD	407,000	11,475	—
SCB	11/16/2015	USD	1,023,234	CNY	6,651,021	—	(28,607)
SCB	11/18/2015	USD	605,474	INR	39,461,780	3,559	—
SCB	09/14/2016	USD	678,000	CNY	4,458,189	—	(17,478)
SCB	09/26/2016	USD	4,454,000	CNY	29,414,216	—	(132,762)
UBS	11/03/2015	USD	18,792,907	EUR	16,791,000	328,031	—
UBS	11/04/2015	BRL	4,366,060	USD	1,131,426	—	(802)
UBS	11/04/2015	JPY	2,880,510,533	USD	23,917,494	—	(45,711)
UBS	11/04/2015	USD	1,097,000	BRL	4,366,060	—	(33,625)
UBS	11/09/2015	USD	3,066,506	RUB	192,576,600	57,886	—
UBS	11/12/2015	JPY	322,400,000	USD	2,685,765	—	(13,739)
UBS	11/12/2015	USD	2,086,787	JPY	250,000,000	14,807	—
UBS	11/27/2015	USD	615,000	MYR	2,601,143	10,773	—
UBS	12/02/2015	EUR	1,445,000	USD	1,591,522	—	(1,854)
UBS	12/02/2015	USD	23,924,506	JPY	2,880,510,533	45,642	—
UBS	12/18/2015	MXN	30,032,358	USD	1,766,291	45,501	—
UBS	12/18/2015	RUB	192,576,600	USD	3,031,747	—	(62,750)
UBS	12/18/2015	USD	2,425,000	MXN	41,031,200	—	(50,329)
UBS	01/05/2016	USD	4,246,285	BRL	11,000,000	1,453,615	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (P) (Q)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
UBS	01/21/2016	INR	141,309,645	USD	2,126,460	$4,264	$—
UBS	01/21/2016	PHP	31,007,060	USD	657,347	2,013	—

Total						$14,344,753	$(2,775,922)

SECURITY VALUATION:

Valuation Inputs (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$57,959,090	$—	$57,959,090
Corporate Debt Securities	—	210,405,753	—	210,405,753
Foreign Government Obligations	—	34,946,629	—	34,946,629
Loan Assignments	—	5,298,011	—	5,298,011
Mortgage-Backed Securities	—	47,497,647	—	47,497,647
Municipal Government Obligations	—	18,072,589	—	18,072,589
U.S. Government Agency Obligations	—	260,097,988	—	260,097,988
U.S. Government Obligations	—	228,404,380	—	228,404,380
Convertible Preferred Stock	1,422,000	—	—	1,422,000
Commercial Paper	—	2,998,019	—	2,998,019
Short-Term U.S. Government Agency Obligation	—	799,838	—	799,838
Exchange-Traded Options Purchased	3,774	—	—	3,774
Over-the-Counter Options Purchased	—	1,953	—	1,953
Over-the-Counter Interest Rate Swaptions Purchased	—	600,864	—	600,864
Securities Lending Collateral	3,626,850	—	—	3,626,850
Repurchase Agreement	—	2,097,527	—	2,097,527

Total Investments	$5,052,624	$869,180,288	$—	$874,232,912

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$686,471	$—	$686,471
Centrally Cleared Interest Rate Swap Agreements	—	607,169	—	607,169
Over-the-Counter Credit Default Swap Agreements	—	78,849	—	78,849
Over-the-Counter Interest Rate Swap Agreements	—	244,647	—	244,647
Futures Contracts (AB)	920,621	—	—	920,621
Forward Foreign Currency Contracts (AB)	—	14,344,753	—	14,344,753

Total Other Financial Instruments	$920,621	$15,961,889	$—	$16,882,510

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(27,823,250)	$—	$(27,823,250)
Exchange-Traded Options Written	(26,436)	—	—	(26,436)
Over-the-Counter Foreign Exchange Options Written	—	(103,410)	—	(103,410)
Over-the-Counter Interest Rate Swaptions Written	—	(562,109)	—	(562,109)
Centrally Cleared Interest Rate Swap Agreements	—	(4,408,685)	—	(4,408,685)
Over-the-Counter Credit Default Swap Agreements	—	(953,223)	—	(953,223)
Futures Contracts (AB)	(2,005,126)	—	—	(2,005,126)
Forward Foreign Currency Contracts (AB)	—	(2,775,922)	—	(2,775,922)

Total Other Financial Instruments	$(2,031,562)	$(36,626,599)	$—	$(38,658,161)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of October 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the total aggregate value of 144A securities is $78,074,843, representing 12.8% of the Fund’s net assets.
(C)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the total aggregate value of Regulation S securities is $41,161,979, representing 6.8% of the Fund’s net assets.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the security is on loan. The total value of all securities on loan is $3,549,704. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Illiquid security and/or derivative. Total aggregate value of illiquid securities is $7,127,946, representing 1.2% of the Fund’s net assets, and total aggregate value of illiquid derivatives is $513,754, representing 0.1% of Fund’s net assets.
(G)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Security in default.
(J)	Security is subject to sale-buyback transactions.
(K)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2015.
(L)	Cash in the amount of $270,000 has been segregated by the broker as collateral for open TBA commitment transactions.
(M)	All or a portion of the security has been segregated by the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open options, swap, swaptions and/or forward foreign currency contracts is $644,012.
(N)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $6,061,763.
(O)	Rate disclosed reflects the yield at October 31, 2015.
(P)	Cash in the amount of $12,126,000 has been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(Q)	Securities with an aggregate market value of $433,881 have been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(R)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of derivatives is $1,635, representing less than 0.1% of the Fund’s net assets.
(S)	Aggregate cost for federal income tax purposes is $884,725,341. Aggregate gross unrealized appreciation and depreciation for all securities is $13,412,802 and $23,905,231, respectively. Net unrealized depreciation for tax purposes is $10,492,429.
(T)	Open maturity repurchase agreement. Both the Fund and counterparty have the right to terminate the repurchase agreement at any time.
(U)	Cash in the amount of $2,126,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(V)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(W)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(X)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Y)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(Z)	Cash in the amount of $3,037,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(AA)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AB)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CITI	Citigroup, Inc.
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
MSC	Morgan Stanley
NGFP	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland Group PLC
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
Banxico	Banco de México
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OIS	Overnight Indexed Swap
OTC	Over-the-Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIIE	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2015

	Transamerica Core Bond	Transamerica Developing Markets Equity		Transamerica Event Driven	Transamerica Global Real Estate Securities	Transamerica Intermediate Bond
Assets:
Investments, at value (A) (B)	$902,084,661	$375,115,048		$142,606,273	$58,538,012	$923,602,999
Repurchase agreements, at value (C)	57,715,790	24,075,730		11,758,403	226,676	65,318,620
Cash	230,155	87,440		562,274	—	—
Cash on deposit with broker	—	—		192,719	—	—
Cash on deposit with custodian	—	—		35,920,052	—	307,000
Foreign currency, at value (D)	—	358,272		—	756	—
Unrealized appreciation on forward foreign currency contracts	—	—		164,744	—	—
Receivables:
Shares of beneficial interest sold	11,357	1,896		—	1,759	—
Investments sold	305,738	3,827,813		15,943,028	—	7,273,326
When-issued, delayed-delivery, and forward commitment securities sold	913	—		—	—	1,257,755
Interest	3,988,976	15		788,632	—	5,703,433
Dividends	—	84,148		50,580	81,714	—
Tax reclaims	236	88,924		87	25,046	467
Net income from securities lending	3,835	18,350		3,415	1,071	976
Prepaid expenses	—	—		83,242	—	—
Total assets	964,341,661	403,657,636		208,073,449	58,875,034	1,003,464,576

Liabilities:
Due to custodian	—	—		—	—	7,705
Cash deposit due to broker	—	—		3,810	—	—
Foreign currency (overdraft), at value (D)	—	—		388	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	1,052,344	522,617		153,060	33,391	—
Investments purchased	3,437,530	767,583		10,960,124	13,757	49,685,463
When-issued, delayed-delivery, and forward commitment securities purchased	1,952,309	—		—	—	138,893,910
Investment advisory fees	349,472	351,158		131,012	34,760	193,437
Administration fees	23,822	9,288		3,175	1,303	16,580
Transfer agent fees	5,955	2,322		794	326	4,145
Trustees, CCO and deferred compensation fees	608	450		31	41	309
Audit and tax fees	20,452	30,459		18,594	17,002	22,128
Custody fees	26,275	197,108		87,282	14,369	8,307
Legal fees	5,427	3,492		1,146	335	3,035
Printing and shareholder reports fees	291	225		534	28	—
Dividends and interest from securities sold short	—	—		275,129	—	—
Unutilized loan commitment fees	—	—		5,813	—	—
Interest fees on utilized loan commitments	—	—		18,001	—	—
Foreign capital gains tax	—	941,654		—	—	—
Registration fees	4,751	4,551		6,263	517	8,559
Other	1,046	1,432		319	72	626
Open line of credit	—	—		15,000,000	—	—
Collateral for securities on loan	27,293,042	29,822,500		21,677,408	7,123,672	4,718,830
Securities sold short, at value (E)	—	—		34,653,884	—	—
Unrealized depreciation on forward foreign currency contracts	—	—		37,297	—	—
Total liabilities	34,173,324	32,654,839		83,034,064	7,239,573	193,563,034
Net assets	$930,168,337	$371,002,797		$125,039,385	$51,635,461	$809,901,542

Net assets consist of:
Paid-in capital	$907,056,060	$499,029,996		$129,623,411	$85,746,723	$814,293,469
Undistributed (distributions in excess of) net investment income (loss)	152,679	—		(45,894)	(1,310,198)	40,744
Accumulated net realized gain (loss)	(1,337,408)	(77,466,809)		(2,958,237)	(44,939,942)	1,150,396
Net unrealized appreciation (depreciation) on:
Investments	24,297,006	(50,483,261	)(F)	(1,992,504)	12,140,142	(5,583,067)
Securities sold short	—	—		436,635	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(77,129)		(24,026)	(1,264)	—
Net assets	$930,168,337	$371,002,797		$125,039,385	$51,635,461	$809,901,542
Shares outstanding (unlimited shares, no par value)	92,864,636	40,391,363		12,946,279	3,620,670	80,361,649
Net asset value and offering price per share	$10.02	$9.19		$9.66	$14.26	$10.08

(A) Investments, at cost	$877,787,655	$424,656,655		$144,598,777	$46,397,870	$929,186,066
(B) Securities on loan, at value	$26,727,122	$28,331,046		$21,170,429	$6,937,122	$4,617,950
(C) Repurchase agreements, at cost	$57,715,790	$24,075,730		$11,758,403	$226,676	$65,318,620
(D) Foreign currency (overdraft), at cost	$—	$425,539		$(388)	$753	$—
(E) Proceeds received from securities sold short	$—	$—		$35,090,519	$—	$—

(F)	Net of foreign capital gains tax of $941,654.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	Transamerica International Equity Opportunities	Transamerica International Small Cap	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Assets:
Investments, at value (A) (B)	$679,341,426	$926,889,075	$31,224,259	$283,743,773	$872,135,385
Repurchase agreements, at value (C)	11,719,944	42,078,533	5,112,921	8,780,264	2,097,527
Cash	—	—	5,298	—	—
Cash on deposit with broker	—	—	19,864,573	—	5,163,000
Foreign currency, at value (D)	162,055	274,031	—	—	1,601,421
OTC swap agreements, at value	—	—	—	—	323,496
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	14,344,753
Receivables:
Shares of beneficial interest sold	1,971	1,963	—	1,233	13,673
Investments sold	—	6,865,117	2,390,043	208,206	2,622,056
When-issued, delayed-delivery, and forward commitment securities sold	—	—	—	—	191,445,922
Interest	7	23	3	5	4,688,609
Dividends	1,529,783	1,357,057	33,186	128,412	—
Tax reclaims	633,145	490,379	—	—	37,913
Net income from securities lending	29,798	97,652	—	2,125	1,054
Total assets	693,418,129	978,053,830	58,630,283	292,864,018	1,094,474,809

Liabilities:
Due to custodian	—	—	—	—	20,740
Cash deposit due to broker	—	—	—	—	12,396,000
Payables and other liabilities:
Shares of beneficial interest redeemed	644,058	388,000	—	542,572	1,681,435
Investments purchased	84,996	10,645,451	2,956,657	—	361,150
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—	—	434,604,422
Investment advisory fees	490,189	750,351	62,591	186,054	333,026
Administration fees	16,739	21,975	1,565	6,818	15,555
Transfer agent fees	4,184	5,494	391	1,704	3,889
Trustees, CCO and deferred compensation fees	383	560	76	182	565
Audit and tax fees	18,374	18,975	15,968	15,029	24,094
Custody fees	49,831	44,534	38,548	3,593	91,880
Legal fees	3,536	4,978	870	1,702	4,384
Printing and shareholder reports fees	—	246	108	112	242
Variation margin payable	—	—	—	—	424,580
Dividends and interest from securities sold short	—	—	43,790	—	—
Interest payable	—	—	—	—	3,725
Registration fees	6,451	1,454	618	1,421	2,119
Other	801	882	14,452	333	1,391
Collateral for securities on loan	16,891,034	86,694,654	—	20,801,412	3,626,850
Securities sold short, at value (E)	—	—	20,020,952	—	—
Reverse repurchase agreements, at value (F)	—	—	—	—	27,823,250
Written options and swaptions, at value (G)	—	—	—	—	691,955
OTC swap agreements, at value	—	—	—	—	953,223
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	2,775,922
Total liabilities	18,210,576	98,577,554	23,156,586	21,560,932	485,840,397
Net assets	$675,207,553	$879,476,276	$35,473,697	$271,303,086	$608,634,412

Net assets consist of:
Paid-in capital	$694,437,324	$802,269,457	$28,038,675	$180,874,794	$598,808,867
Undistributed (distributions in excess of) net investment income (loss)	8,048,484	3,599,981	(1,576,782)	1,422,955	1,561,896
Accumulated net realized gain (loss)	15,450,169	25,392,172	5,168,610	15,807,363	7,148,580
Net unrealized appreciation (depreciation) on:
Investments	(42,683,136)	48,258,380	4,504,077	73,197,974	(3,980,724)
Securities sold short	—	—	(660,883)	—	—
Written options and swaptions	—	—	—	—	630,601
Swap agreements	—	—	—	—	(6,023,529)
Futures contracts	—	—	—	—	(1,084,505)
Translation of assets and liabilities denominated in foreign currencies	(45,288)	(43,714)	—	—	11,573,226
Net assets	$675,207,553	$879,476,276	$35,473,697	$271,303,086	$608,634,412
Shares outstanding (unlimited shares, no par value)	86,530,449	89,401,188	3,862,344	17,005,586	58,188,554
Net asset value and offering price per share	$7.80	$9.84	$9.18	$15.95	$10.46

(A) Investments, at cost	$722,024,562	$878,630,695	$26,720,182	$210,545,799	$876,116,109
(B) Securities on loan, at value	$15,871,520	$82,274,775	$—	$20,291,562	$3,549,704
(C) Repurchase agreements, at cost	$11,719,944	$42,078,533	$5,112,921	$8,780,264	$2,097,527
(D) Foreign currency, at cost	$163,417	$273,584	$—	$—	$1,585,047
(E) Proceeds received from securities sold short	$—	$—	$19,360,069	$—	$—
(F) Reverse repurchase agreements, at cost	$—	$—	$—	$—	$27,823,250
(G) Premium received on written options and swaptions	$—	$—	$—	$—	$(1,322,556)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS

For the period and year ended October 31, 2015

	Transamerica Core Bond	Transamerica Developing Markets Equity		Transamerica Event Driven (A)	Transamerica Global Real Estate Securities	Transamerica Intermediate Bond
Investment Income:
Dividend income	$—	$9,276,096		$257,716	$1,496,946	$37,500
Interest income	28,869,850	2,126		1,187,128	43	12,264,803
Net income from securities lending	29,474	600,644		5,876	18,754	23,939
Withholding taxes on foreign income	(147)	(835,679)		(2,146)	(73,786)	—
Total investment income	28,899,177	9,043,187		1,448,574	1,441,957	12,326,242

Expenses:
Investment advisory fees	4,020,182	5,622,038		720,625	431,281	1,847,526
Administration fees	239,542	130,410		17,183	14,110	139,436
Transfer agent fees	68,347	37,708		4,675	4,043	39,590
Trustees, CCO and deferred compensation fees	13,749	7,753		976	812	7,794
Audit and tax fees	28,796	71,056		18,985	32,547	32,204
Custody fees	284,845	1,002,832		175,475	129,530	87,865
Legal fees	28,214	22,042		2,864	1,412	20,539
Printing and shareholder reports fees	8,021	3,292		12,629	758	6,784
Registration fees	11,314	5,928		9,788	4,327	11,880
Dividends and interest from securities sold short	—	—		542,350	—	—
Interest	—	—		124,970	—	—
Other	17,375	10,762		67,921	2,085	7,807
Total expenses before waiver and/or reimbursement and recapture	4,720,385	6,913,821		1,698,441	620,905	2,201,425
Expense waived and/or reimbursed	—	—		(161,010)	—	—
Recapture of previously waived and/or reimbursed fees	—	—		38,180	—	—
Net expenses	4,720,385	6,913,821		1,575,611	620,905	2,201,425
Net investment income (loss)	24,178,792	2,129,366		(127,037)	821,052	10,124,817

Net realized gain (loss) on:
Investments	2,118,328	(68,143,154)		(6,592,207)	3,296,238	1,670,340
Securities sold short	—	—		3,534,872	—	—
Written options and swaptions	—	—		74,117	—	—
Futures contracts	—	—		(38,465)	—	—
Foreign currency transactions	—	(608,700)		(34,898)	24,009	—
Net realized gain (loss)	2,118,328	(68,751,854)		(3,056,581)	3,320,247	1,670,340

Net change in unrealized appreciation (depreciation) on:
Investments	(5,842,349)	(70,867,682	)(B)	(1,992,504)	(3,384,650)	(6,663,827)
Securities sold short	—	—		436,635	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(8,061)		(24,026)	1,924	—
Net change in unrealized appreciation (depreciation)	(5,842,349)	(70,875,743)		(1,579,895)	(3,382,726)	(6,663,827)
Net realized and change in unrealized gain (loss)	(3,724,021)	(139,627,597)		(4,636,476)	(62,479)	(4,993,487)
Net increase (decrease) in net assets resulting from operations	$20,454,771	$(137,498,231)		$(4,763,513)	$758,573	$5,131,330

(A)	Commenced operations on March 31, 2015.
(B)	Net change in foreign capital gains tax of $756,683.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2015

	Transamerica International Equity Opportunities	Transamerica International Small Cap	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Investment Income:
Dividend income	$15,762,614	$18,392,745	$2,349,641	$5,246,686	$90,000
Interest income	517	2,542	22,294	830	17,716,847
Net income from securities lending	416,448	1,315,331	—	33,782	29,305
Withholding taxes on foreign income	(1,337,128)	(1,151,221)	(3,602)	—	—
Total investment income	14,842,451	18,559,397	2,368,333	5,281,298	17,836,152

Expenses:
Investment advisory fees	5,082,431	8,337,101	1,483,114	2,273,022	4,512,633
Administration fees	152,380	213,761	31,780	72,849	181,124
Transfer agent fees	43,233	60,953	9,269	20,841	52,048
Trustees, CCO and deferred compensation fees	8,505	12,114	1,837	4,188	10,688
Audit and tax fees	22,355	33,056	15,165	15,598	27,107
Custody fees	405,017	482,828	204,538	36,502	647,856
Legal fees	22,581	31,649	4,727	9,798	24,494
Printing and shareholder reports fees	4,379	7,306	1,499	2,693	5,769
Registration fees	5,842	15,955	2,093	3,078	6,837
Interest	—	—	—	—	1,805
Dividends and interest on securities sold short	—	—	2,189,735	—	—
Other	8,479	13,076	2,620	4,926	13,962
Total expenses	5,755,202	9,207,799	3,946,377	2,443,495	5,484,323
Net investment income (loss)	9,087,249	9,351,598	(1,578,044)	2,837,803	12,351,829

Net realized gain (loss) on:
Investments	15,904,046	27,314,555	29,686,601	16,485,044	(14,919,312)
Securities sold short	—	—	(19,512,386)	—	—
Written options and swaptions	—	—	—	—	3,779,263
Swap agreements	—	—	—	—	(18,068,274)
Futures contracts	—	—	—	—	13,881,813
Foreign currency transactions	(301,499)	(586,288)	(628)	—	26,567,699
Net realized gain (loss)	15,602,547	26,728,267	10,173,587	16,485,044	11,241,189

Net change in unrealized appreciation (depreciation) on:
Investments	(33,976,428)	10,098,234	(23,329,958)	(8,335,241)	(7,935,736)
Securities sold short	—	—	12,683,559	—	—
Written options and swaptions	—	—	—	—	308,551
Swap agreements	—	—	—	—	3,853,453
Futures contracts	—	—	—	—	(2,940,422)
Translation of assets and liabilities denominated in foreign currencies	(6,761)	30,192	—	—	(124,725)
Net change in unrealized appreciation (depreciation)	(33,983,189)	10,128,426	(10,646,399)	(8,335,241)	(6,838,879)
Net realized and change in unrealized gain (loss)	(18,380,642)	36,856,693	(472,812)	8,149,803	4,402,310
Net increase (decrease) in net assets resulting from operations	$(9,293,393)	$46,208,291	$(2,050,856)	$10,987,606	$16,754,139

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

For the period and years ended:

	Transamerica Core Bond		Transamerica Developing Markets Equity		Transamerica Event Driven
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015 (A)
From operations:
Net investment income (loss)	$24,178,792	$30,668,778	$2,129,366	$2,696,182	$(127,037)
Net realized gain (loss)	2,118,328	10,799,533	(68,751,854)	42,977,938	(3,056,581)
Net change in unrealized appreciation (depreciation)	(5,842,349)	2,016,355	(70,875,743)	(40,129,742)	(1,579,895)
Net increase (decrease) in net assets resulting from operations	20,454,771	43,484,666	(137,498,231)	5,544,378	(4,763,513)

Distributions to shareholders:
Net investment income	(27,648,036)	(39,453,958)	(504,329)	(1,260,825)	—
Net realized gains	(6,707,958)	(20,727,325)	(48,455,846)	(13,572,723)	—
Return of capital	—	—	(218,458)	—	—
Total distributions to shareholders	(34,355,994)	(60,181,283)	(49,178,633)	(14,833,548)	—

Capital share transactions:
Proceeds from shares sold	202,792,822	86,157,400	130,974,643	503,730,047	133,272,865
Dividends and distributions reinvested	34,355,994	60,181,283	49,178,633	14,833,548	—
Cost of shares redeemed	(117,407,068)	(439,107,044)	(585,646,838)	(156,996,938)	(3,469,967)
Net increase (decrease) in net assets resulting from capital share transactions	119,741,748	(292,768,361)	(405,493,562)	361,566,657	129,802,898
Net increase (decrease) in net assets	105,840,525	(309,464,978)	(592,170,426)	352,277,487	125,039,385

Net assets:
Beginning of period/year	824,327,812	1,133,792,790	963,173,223	610,895,736	—
End of period/year	$930,168,337	$824,327,812	$371,002,797	$963,173,223	$125,039,385
Undistributed (distributions in excess of) net investment income (loss)	$152,679	$173,362	$—	$142,297	$(45,894)

Capital share transactions - shares:
Shares issued	19,942,595	8,524,729	13,184,081	40,482,237	13,310,010
Shares reinvested	3,404,360	5,972,068	4,779,265	1,276,553	—
Shares redeemed	(11,580,306)	(43,271,093)	(56,240,816)	(13,219,751)	(363,731)
Net increase (decrease) in shares outstanding	11,766,649	(28,774,296)	(38,277,470)	28,539,039	12,946,279

(A)	Commenced operations on March 31, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Global Real Estate Securities		Transamerica Intermediate Bond		Transamerica International Equity Opportunities
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014 (A)	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$821,052	$1,094,231	$10,124,817	$2,435,341	$9,087,249	$7,163,270
Net realized gain (loss)	3,320,247	11,415,296	1,670,340	502,529	15,602,547	31,707,579
Net change in unrealized appreciation (depreciation)	(3,382,726)	(6,092,071)	(6,663,827)	1,080,760	(33,983,189)	(40,859,124)
Net increase (decrease) in net assets resulting from operations	758,573	6,417,456	5,131,330	4,018,630	(9,293,393)	(1,988,275)

Distributions to shareholders:
Net investment income	(1,210,370)	(1,451,496)	(10,606,966)	(2,543,477)	(7,992,889)	(3,260,927)
Net realized gains	—	—	(397,155)	—	(31,684,418)	(4,120,952)
Total distributions to shareholders	(1,210,370)	(1,451,496)	(11,004,121)	(2,543,477)	(39,677,307)	(7,381,879)

Capital share transactions:
Proceeds from shares sold	2,298,459	22,687,353	510,772,515	302,426,202	309,170,343	428,475,061
Dividends and distributions reinvested	1,210,370	1,451,496	11,004,121	2,543,477	39,677,307	7,381,879
Cost of shares redeemed	(7,899,336)	(41,900,953)	(10,394,477)	(2,052,658)	(188,804,367)	(110,366,534)
Net increase (decrease) in net assets resulting from capital share transactions	(4,390,507)	(17,762,104)	511,382,159	302,917,021	160,043,283	325,490,406
Net increase (decrease) in net assets	(4,842,304)	(12,796,144)	505,509,368	304,392,174	111,072,583	316,120,252

Net assets:
Beginning of period/year	56,477,765	69,273,909	304,392,174	—	564,134,970	248,014,718
End of period/year	$51,635,461	$56,477,765	$809,901,542	$304,392,174	$675,207,553	$564,134,970
Undistributed (distributions in excess of) net investment income (loss)	$(1,310,198)	$(2,290,770)	$40,744	$15,243	$8,048,484	$7,258,431

Capital share transactions - shares:
Shares issued	159,626	1,726,780	50,237,278	30,024,336	37,767,816	49,522,789
Shares reinvested	84,466	107,934	1,084,457	251,818	5,173,052	869,479
Shares redeemed	(541,290)	(3,108,871)	(1,033,007)	(203,233)	(22,710,841)	(12,758,767)
Net increase (decrease) in shares outstanding	(297,198)	(1,274,157)	50,288,728	30,072,921	20,230,027	37,633,501

(A)	Commenced operations on March 1, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap		Transamerica Long/Short Strategy		Transamerica Mid Cap Value
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$9,351,598	$9,025,463	$(1,578,044)	$(1,838,735)	$2,837,803	$1,818,709
Net realized gain (loss)	26,728,267	42,899,319	10,173,587	5,239,362	16,485,044	36,835,091
Net change in unrealized appreciation (depreciation)	10,128,426	(61,551,393)	(10,646,399)	7,150,355	(8,335,241)	(2,837,663)
Net increase (decrease) in net assets resulting from operations	46,208,291	(9,626,611)	(2,050,856)	10,550,982	10,987,606	35,816,137

Distributions to shareholders:
Net investment income	(10,046,290)	(8,685,809)	—	—	(2,610,699)	(2,197,317)
Net realized gains	(42,552,998)	(4,067,444)	(1,937,428)	—	(36,289,024)	(16,041,021)
Total distributions to shareholders	(52,599,288)	(12,753,253)	(1,937,428)	—	(38,899,723)	(18,238,338)

Capital share transactions:
Proceeds from shares sold	183,001,878	549,241,025	323,001	58,597,921	12,804,250	58,913,648
Dividends and distributions reinvested	52,599,287	12,753,253	1,937,428	—	38,899,723	18,238,338
Cost of shares redeemed	(211,572,372)	(114,075,027)	(123,708,475)	(30,626,807)	(24,400,837)	(74,227,097)
Net increase (decrease) in net assets resulting from capital share transactions	24,028,793	447,919,251	(121,448,046)	27,971,114	27,303,136	2,924,889
Net increase (decrease) in net assets	17,637,796	425,539,387	(125,436,330)	38,522,096	(608,981)	20,502,688

Net assets:
Beginning of year	861,838,480	436,299,093	160,910,027	122,387,931	271,912,067	251,409,379
End of year	$879,476,276	$861,838,480	$35,473,697	$160,910,027	$271,303,086	$271,912,067
Undistributed (distributions in excess of) net investment income (loss)	$3,599,981	$3,547,315	$(1,576,782)	$(1,570,400)	$1,422,955	$1,222,085

Capital share transactions - shares:
Shares issued	18,532,082	52,917,724	34,133	6,249,496	787,707	3,427,503
Shares reinvested	5,786,500	1,284,316	203,085	—	2,398,257	1,147,065
Shares redeemed	(21,407,647)	(11,044,596)	(13,199,167)	(3,331,544)	(1,481,279)	(4,436,085)
Net increase (decrease) in shares outstanding	2,910,935	43,157,444	(12,961,949)	2,917,952	1,704,685	138,483

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Total Return
	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$12,351,829	$13,365,658
Net realized gain (loss)	11,241,189	23,890,116
Net change in unrealized appreciation (depreciation)	(6,838,879)	(10,621,969)
Net increase (decrease) in net assets resulting from operations	16,754,139	26,633,805

Distributions to shareholders:
Net investment income	(15,643,725)	(13,715,169)
Net realized gains	(14,571,621)	—
Total distributions to shareholders	(30,215,346)	(13,715,169)

Capital share transactions:
Proceeds from shares sold	58,193,401	154,614,055
Dividends and distributions reinvested	30,215,346	13,715,169
Cost of shares redeemed	(541,354,639)	(52,326,459)
Net increase (decrease) in net assets resulting from capital share transactions	(452,945,892)	116,002,765
Net increase (decrease) in net assets	(466,407,099)	128,921,401

Net assets:
Beginning of year	1,075,041,511	946,120,110
End of year	$608,634,412	$1,075,041,511
Undistributed (distributions in excess of) net investment income (loss)	$1,561,896	$3,096,145

Capital share transactions - shares:
Shares issued	5,556,651	14,638,750
Shares reinvested	2,920,599	1,299,541
Shares redeemed	(51,275,784)	(4,946,730)
Net increase (decrease) in shares outstanding	(42,798,534)	10,991,561

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CASH FLOWS

For the period or year ended October 31, 2015

	Transamerica Event Driven (A)	Transamerica Long/Short Strategy
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(4,763,513)	$(2,050,856)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(422,087,322)	(199,567,599)
Proceeds from sales of long-term investments	292,668,856	341,258,587
Purchases to cover securities sold short	(167,076,719)	(254,117,960)
Proceeds from securities sold short	205,702,110	145,121,785
Net purchases/proceeds from sales of short-term investments	(33,435,811)	13,321,969
Net change in unrealized appreciation (depreciation)	1,579,895	10,646,399
Net realized gain (loss)	3,056,581	(10,173,587)
Amortization (accretion) of discount and premium, net	(20,993)	—
(Increase) decrease in receivables for investments sold	(15,943,028)	19,289,467
(Increase) decrease in receivables for interest	(788,632)	2
(Increase) decrease in receivables for dividends	(50,580)	48,803
(Increase) decrease in receivables for net income from securities lending	(3,415)	—
(Increase) decrease in receivables for tax reclaim	(87)	—
(Increase) decrease in cash on deposit with broker and custodian	(36,112,771)	82,817,158
(Increase) decrease in prepaid expenses	(83,242)	628
Increase (decrease) in cash deposit due to broker	3,810	—
Increase (decrease) in payables for investments purchased	10,960,124	(23,001,467)
Increase (decrease) in dividends and interest on securities sold short	275,129	(113,786)
Increase (decrease) in line of credit	15,000,000	—
Increase (decrease) in accrued liabilities	272,964	(73,199)
Increase (decrease) in collateral for securities on loan	21,677,408	—
Increase (decrease) in futures contracts transactions	(38,465)	—
Net cash used for foreign currency transactions	(186,371)	(628)
Net cash provided by (used for) operating activities	(129,394,072)	123,405,716

Cash flows from financing activities:
Increase (decrease) in due to custodian	—	(12,486)
Increase (decrease) in foreign cash overdraft	388	—
Proceeds from shares sold, net of receivable for shares sold	133,272,865	329,634
Payment of shares redeemed, net of payable for shares redeemed	(3,316,907)	(123,717,566)
Net cash provided by (used for) financing activities	129,956,346	(123,400,418)
Net increase (decrease) in cash and foreign currencies	562,274	5,298
Cash and foreign currencies, at beginning of period/year	$—	$—
Cash and foreign currencies, at end of period/year	$562,274	$5,298

Supplemental disclosure of cash flow information:
Interest expense paid	$392,191	$2,303,521
Non-cash financing activities included herein consist of reinvestment of distributions	$—	$1,937,428

(A)	Commenced operations March 31, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Core Bond
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.16	$10.32	$10.86	$10.60	$10.56
Investment operations:
Net investment income (loss) (A)	0.27	0.30	0.32	0.33	0.32
Net realized and unrealized gain (loss)	(0.03)	0.12	(0.41)	0.31	0.15
Total investment operations	0.24	0.42	(0.09)	0.64	0.47
Distributions:
Net investment income	(0.30)	(0.39)	(0.41)	(0.38)	(0.36)
Net realized gains	(0.08)	(0.19)	(0.04)	—	(0.07)
Total distributions	(0.38)	(0.58)	(0.45)	(0.38)	(0.43)
Net asset value, end of year	$10.02	$10.16	$10.32	$10.86	$10.60
Total return	2.44%	4.26%	(0.89)%	6.12%	4.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$930,168	$824,328	$1,133,793	$1,879,194	$2,208,783
Expenses to average net assets	0.52%	0.51%	0.50%	0.47%	0.48%
Net investment income (loss) to average net assets	2.65%	2.99%	2.99%	3.09%	3.04%
Portfolio turnover rate	17%	14%	3%	23%	19%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Developing Markets Equity
	October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$12.24		$12.19	$11.99	$12.27	$13.34
Investment operations:
Net investment income (loss) (A)	0.04		0.04	0.04	0.05	0.08
Net realized and unrealized gain (loss)	(2.25)		0.28	1.28	0.74	(1.11)
Total investment operations	(2.21)		0.32	1.32	0.79	(1.03)
Distributions:
Net investment income	(0.01)		(0.02)	(0.04)	(0.07)	(0.04)
Net realized gains	(0.83)		(0.25)	(1.08)	(1.00)	—
Return of capital	(0.00	)(B)	—	—	—	—
Total distributions	(0.84)		(0.27)	(1.12)	(1.07)	(0.04)
Net asset value, end of year	$9.19		$12.24	$12.19	$11.99	$12.27
Total return	(18.83)%		2.79%	11.95%	8.07%	(7.77)%
Ratio and supplemental data:
Net assets end of year (000’s)	$371,003		$963,173	$610,896	$341,362	$497,656
Expenses to average net assets	1.38%		1.32%	1.36%	1.33%	1.31%
Net investment income (loss) to average net assets	0.42%		0.37%	0.32%	0.48%	0.58%
Portfolio turnover rate	52%		57%	42%	37%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Event Driven
	October 31, 2015 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.01)
Net realized and unrealized gain (loss)	(0.33)
Total investment operations	(0.34)
Net asset value, end of period	$9.66
Total return	(3.30	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$125,039
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends and interest on securities sold short	2.72	%(F)
Including waiver and/or reimbursement and recapture, including dividends and interest on securities sold short	2.53	%(F)
Including waiver and/or reimbursement and recapture, excluding dividends and interest on securities sold short	1.66	%(F)
Net investment income (loss) to average net assets (C)	(0.20	)%(F)
Portfolio turnover rate (G)	305	%(D)

(A)	Commenced operations on March 31, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Real Estate Securities
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$14.42	$13.34	$12.88	$11.64	$12.28
Investment operations:
Net investment income (loss) (A)	0.22	0.24	0.24	0.29	0.24
Net realized and unrealized gain (loss)	(0.06)	1.15	1.21	1.36	(0.19)
Total investment operations	0.16	1.39	1.45	1.65	0.05
Distributions:
Net investment income	(0.32)	(0.31)	(0.99)	(0.41)	(0.69)
Net asset value, end of year	$14.26	$14.42	$13.34	$12.88	$11.64
Total return	1.13%	10.61%	11.76%	14.57%	0.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,635	$56,478	$69,274	$160,330	$147,057
Expenses to average net assets	1.15%	1.11%	0.99%	0.97%	0.91%
Net investment income (loss) to average net assets	1.52%	1.73%	1.82%	2.36%	2.01%
Portfolio turnover rate	49%	60%	50%	55%	39%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Intermediate Bond
	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.12	$10.00
Investment operations:
Net investment income (loss) (B)	0.19	0.12
Net realized and unrealized gain (loss)	(0.02)	0.13
Total investment operations	0.17	0.25
Distributions:
Net investment income	(0.20)	(0.13)
Net realized gains	(0.01)	—
Total distributions	(0.21)	(0.13)
Net asset value, end of period/year	$10.08	$10.12
Total return	1.67%	2.48	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$809,902	$304,392
Expenses to average net assets	0.42%	0.44	%(D)
Net investment income (loss) to average net assets	1.92%	1.81	%(D)
Portfolio turnover rate	50%	83	%(C)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Equity Opportunities
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$8.51	$8.65	$7.42	$8.34	$9.11
Investment operations:
Net investment income (loss) (A)	0.13	0.13	0.11	0.14	0.15
Net realized and unrealized gain (loss)	(0.08)	(0.13)	1.58	0.29	(0.37)
Total investment operations	0.05	—	1.69	0.43	(0.22)
Distributions:
Net investment income	(0.15)	(0.06)	(0.17)	(0.20)	(0.10)
Net realized gains	(0.61)	(0.08)	(0.29)	(1.15)	(0.45)
Total distributions	(0.76)	(0.14)	(0.46)	(1.35)	(0.55)
Net asset value, end of year	$7.80	$8.51	$8.65	$7.42	$8.34
Total return	0.74%	0.05%	23.72%	8.00%	(2.69)%
Ratio and supplemental data:
Net assets end of year (000’s)	$675,208	$564,135	$248,015	$174,899	$353,694
Expenses to average net assets	1.00%	1.00%	1.02%	1.04%	0.99%
Net investment income (loss) to average net assets	1.58%	1.53%	1.44%	1.94%	1.69%
Portfolio turnover rate	39%	39%	19%	29%	29%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.96	$10.07	$7.90	$9.00	$9.67
Investment operations:
Net investment income (loss) (A)	0.11	0.13	0.13	0.11	0.15
Net realized and unrealized gain (loss)	0.46	(0.02)	2.21	0.11	(0.66)
Total investment operations	0.57	0.11	2.34	0.22	(0.51)
Distributions:
Net investment income	(0.13)	(0.15)	(0.17)	(0.23)	(0.11)
Net realized gains	(0.56)	(0.07)	—	(1.09)	(0.05)
Total distributions	(0.69)	(0.22)	(0.17)	(1.32)	(0.16)
Net asset value, end of year	$9.84	$9.96	$10.07	$7.90	$9.00
Total return	6.35%	1.08%	30.12%	4.57%	(5.39)%
Ratio and supplemental data:
Net assets end of year (000’s)	$879,476	$861,838	$436,299	$241,928	$330,358
Expenses to average net assets	1.13%	1.15%	1.20%	1.20%	1.15%
Net investment income (loss) to average net assets	1.15%	1.29%	1.52%	1.58%	1.46%
Portfolio turnover rate	36%	34%	34%	33%	38%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Long/Short Strategy
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$9.56	$8.80	$8.16	$7.86	$8.32
Investment operations:
Net investment income (loss) (A)	(0.12)	(0.13)	(0.12)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	(0.14)	0.89	0.76	0.40	(0.31)
Total investment operations	(0.26)	0.76	0.64	0.30	(0.46)
Distributions:
Net realized gains	(0.12)	—	—	—	—
Net asset value, end of year	$9.18	$9.56	$8.80	$8.16	$7.86
Total return	(2.81)%	8.64%	7.84%	3.82%	(5.53)%
Ratio and supplemental data:
Net assets end of year (000’s)	$35,474	$160,910	$122,388	$91,190	$113,108
Expenses to average net assets
Including dividends and interest on securities sold short	3.19%	3.19%	3.46%	3.46%	3.59%
Excluding dividends and interest on securities sold short	1.42%	1.37%	1.42%	1.43%	1.42%
Net investment income (loss) to average net assets	(1.28)%	(1.39)%	(1.45)%	(1.21)%	(1.86)%
Portfolio turnover rate	1,158%	339%	280%	153%	411%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$17.77	$16.58	$13.03	$10.93	$10.17
Investment operations:
Net investment income (loss) (A)	0.17	0.12	0.16	0.14	0.11
Net realized and unrealized gain (loss)	0.57	2.29	3.54	2.08	0.79
Total investment operations	0.74	2.41	3.70	2.22	0.90
Distributions:
Net investment income	(0.17)	(0.15)	(0.15)	(0.12)	(0.14)
Net realized gains	(2.39)	(1.07)	—	—	—
Total distributions	(2.56)	(1.22)	(0.15)	(0.12)	(0.14)
Net asset value, end of year	$15.95	$17.77	$16.58	$13.03	$10.93
Total return	3.96%	15.36%	28.70%	20.57%	8.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$271,303	$271,912	$251,409	$208,458	$158,344
Expenses to average net assets	0.88%	0.89%	0.89%	0.89%	0.90%
Net investment income (loss) to average net assets	1.02%	0.73%	1.07%	1.16%	1.04%
Portfolio turnover rate	14%	44%	23%	38%	39%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Total Return
	October 31, 2015		October 31, 2014		October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$10.65		$10.51		$10.89	$10.42	$10.80
Investment operations:
Net investment income (loss) (A)	0.19		0.14		0.16	0.23	0.30
Net realized and unrealized gain (loss)	(0.02)		0.14		(0.27)	0.62	(0.07)
Total investment operations	0.17		0.28		(0.11)	0.85	0.23
Distributions:
Net investment income	(0.18)		(0.14)		(0.16)	(0.33)	(0.30)
Net realized gains	(0.18)		—		(0.10)	(0.05)	(0.31)
Return of capital	—		—		(0.01)	—	—
Total distributions	(0.36)		(0.14)		(0.27)	(0.38)	(0.61)
Net asset value, end of year	$10.46		$10.65		$10.51	$10.89	$10.42
Total return	1.62%		2.69%		(1.07)%	8.30%	2.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$608,634		$1,075,042		$946,120	$803,780	$625,735
Expenses to average net assets
Including dividends and interest on securities sold short	0.79%		0.73%		0.74%	0.74%	0.74%
Excluding dividends and interest on securities sold short	0.79%		0.73%		0.74%	0.74%	0.74	%(B)
Net investment income (loss) to average net assets	1.78%		1.30%		1.50%	2.16%	2.92%
Portfolio turnover rate	62	%(C)	178	%(C)	221%	98%	144%

(A)	Calculated based on average number of shares outstanding.
(B)	Dividends and interest on securities sold short rounds to less than 0.01%.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Commodity Strategy

(unaudited)

MARKET ENVIRONMENT

The Bloomberg Commodity Total Return Index (the “Index”) returned (25.72)% for the year ended October 31, 2015. Commodity prices declined across the board, with energy leading the move lower. West Texas Intermediate and Brent crude oil were down more than 50 percent, as robust production growth in the U.S., coupled with declining global demand growth, particularly out of China, led to a significant global oversupply. Natural gas prices also declined, as strong production caused inventories to build despite an unusually cold winter. Within agriculture, grain prices weakened as favorable weather contributed to record yields in 2014, followed by healthy expectations for the 2015 harvest. Industrial metal prices declined as well, largely the result of soft economic data out of China and expectations for a slowdown in demand. Precious metals also declined as the increasing prospects for a rate hike by the U.S. Federal Reserve Board reduced investor demand.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Commodity Strategy Class I2 returned (24.52)%. By comparison, its benchmark, the Bloomberg Commodity Total Return Index, returned (25.72)%.

STRATEGY REVIEW

The Fund seeks to provide full exposure to the Index. The strategy employs a semi-active approach, whereby it doesn’t take active views on individual commodities, but rather creates exposure to commodities through the purchase of the Index total return swaps and total return swaps on enhanced roll versions of the Index that deviate from the standard Index roll.

The Fund outperformed its benchmark during the year ended October 31, 2015. The strategy’s deferred three-month position on the natural gas curve was the primary contributor to relative performance. The front-month contract in natural gas underperformed over the period as robust production in the U.S. caused inventories to build rapidly despite an unusually cold winter. Building inventories tends to pressure the front of commodity futures curves, as remaining storage becomes scarcer and more expensive. Moderate weather predictions by some market participants for the coming winter caused further pressure on the front month to close out the period. Overall, deferred positions within energy and metals contributed to performance, while deferred positions within agriculture detracted from results.

During the year, the Fund utilized derivatives. These positions detracted from performance.

Michael Johnson

John Calvaruso, CFA

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2015

Transamerica Commodity Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	(24.52)%	(9.61)%	(4.05)%	01/03/2007
Bloomberg Commodity Total Return Index (A)	(25.72)%	(9.85)%	(6.34)%

(A) The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund’s investment exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities, such as stocks and bonds. The performance of commodity-linked derivative instruments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

(unaudited)

MARKET ENVIRONMENT

The period from the Fund’s inception through October 31, 2015 was categorized by diverging trends across major economies and uncertainty around the trajectory for global growth. Downward revisions to growth forecasts for large emerging markets, particularly China, contributed to broad weakness in emerging market equities and currencies. While commodity markets experienced a brief rally in the second quarter, expectations of softer demand from the developing world and signs of persistent oversupply led to resumed weakness in the remainder of the period. Concerns that weaker growth in emerging economies might spill over to the developed world contributed to a sharp decline in global equities in the third quarter. However, equity markets were able to retrace a large part of their losses in October as growth in the developed world proved relatively resilient. The U.S. economy experienced moderate growth and gradual labor market improvement, and policymakers at the U.S. Federal Reserve signaled their expectation that interest rates would likely begin to rise by the end of 2015. While the eurozone also grew at a modest pace, concerns about persistently low inflation and slower global growth led the European Central Bank to contemplate further easing measures in addition to their new government bond purchase program.

PERFORMANCE

For the period ended October 31, 2015, Transamerica Global Multifactor Macro Class I2 returned 0.60%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, returned 0.19%.

STRATEGY REVIEW

The Fund is a long-term market-neutral strategy that seeks to deliver positive returns with low correlation to traditional and alternative investments. The Fund trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals. While long-term market neutral, the Fund can take directional views over the short term. The Fund gains exposure to global equity, fixed income, currency, and commodity markets through the use of derivatives, including futures, currency forwards, and swaps.

The Fund generated positive returns from its inception through October 31, 2015. Fixed income was the most profitable asset class, followed by currencies and commodities. Equities detracted from fund performance.

Signals based on macroeconomic news allowed us to position for some of the key trends in global markets. Short positions in global commodity markets, motivated by downward revisions to growth forecasts in commodity-consuming countries and a stronger U.S. dollar, profited as prices for many major commodities declined. Movements in raw material prices also had a significant impact on currency markets, and we profited from long positions in the currencies of commodity importers such as the eurozone and Japan and short positions in commodity producers such as Norway and New Zealand. We were also profitable in emerging currencies, with small gains across a number of relative value positions and a larger profit from a short position in a basket of emerging currencies relative to the dollar and the euro. Gains in fixed income demonstrated the benefits of a true multi-factor approach, as value and carry signals performed well in this asset class, helping to motivate successful underweight positions in Australian and German government bonds.

We suffered losses in equity markets, with both directional and relative value strategies detracting from performance. An underweight position in U.S. equities relative to Europe and Japan was unsuccessful. European shares underperformed in the second quarter as a strengthening euro dampened the outlook for exports and a standoff between Greece and its creditors raised concerns that the country could exit the eurozone. Japanese markets lagged the U.S. in the third quarter due to fears of slower growth in China, a major trading partner. Directional longs in equities, motivated by declining bond yields, detracted from performance as global markets declined in August and September.

The strategy is implemented through derivatives and contribution from derivatives was positive in the past year.

Jordan Brooks

Michael Katz

David Kupersmith

John M. Liew

Lars N. Nielsen

Co-Portfolio Managers

AQR Capital Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Life of Class		Inception Date
Class I2 (NAV)	0.60	% (A)	03/03/2015
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (B)	0.19	% (A)

(A) Not annualized.

(B) The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

(unaudited)

MARKET ENVIRONMENT

The trailing one-year period through October 31, 2015 exhibited diverging trends across major economies and uncertainty around the trajectory for global growth. Downward revisions to growth forecasts for large emerging markets, particularly China, contributed to broad weakness in emerging market equities and currencies towards the latter part of the period. Commodity trends were decidedly bearish, and while commodity markets experienced a brief rally in the second quarter of 2015, expectations of softer demand from the developing world and signs of persistent oversupply led to resumed weakness in the remainder of the period. Concerns that weaker growth in emerging economies might spill over to the developed world contributed to a sharp decline in global equities in the third quarter, after strong rallies in the first half of 2015. However, equity markets were able to retrace a large part of their losses in October as growth in the developed world proved relatively resilient. The U.S. economy experienced moderate growth and gradual labor market improvement, and policymakers at the U.S. Federal Reserve signaled their expectation that interest rates would likely begin to rise by the end of 2015, which supported bullish U.S. dollar trends. While the eurozone also grew at a modest pace, concerns about persistently low inflation and slower global growth led the European Central Bank (“ECB”) to contemplate further easing measures in addition to their new government bond purchase program. This supported long-term bullish trends in European bond markets, though these markets also experienced volatility along the way.

PERFORMANCE

For the year ended October 31, 2015, Transamerica Managed Futures Strategy Class I2 returned 12.89%. By comparison, its benchmark, the Citigroup 3-Month Treasury Bill Index + 7% Wrap, returned 7.25%.

STRATEGY REVIEW

The Fund pursues an active managed futures strategy. We invest in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets. We utilize both short and long-term trend following signals to attempt to profit from different types of trends that occur in all of these markets. Trend following can be described as going long markets that are rising in price, and going short markets that are falling in price. In addition to trend following signals, we also incorporate signals that seek to identify overextended trends, and reduce risk when the chance of a reversal is perceived as higher than normal, since reversals generally cause losses for trend following strategies.

The Fund generated strong returns over the fiscal year. By asset class, commodities led gains, followed by currencies and fixed income. Equities detracted returns over the period. By trend horizon, long-term signals contributed significantly, while short-term signals and over-extended signals contributed modestly.

Trend following in commodities was the largest contributor to performance; extreme declines in energies, base metals and some softs, such as sugar, benefited the strategy. Currencies also contributed positively to performance. Throughout the period, the U.S. dollar rallied against most major developed and emerging currencies, driven by central bank policy divergences. In the second half of 2015, the strategy benefited from strong bearish trends in high yielding and commodity producer currencies. Trend following in fixed income also contributed positively to the Fund over the period. During the end of 2014 and early 2015, central bank stimulus and falling oil prices pressured bond yields, which led to flattening yield curves globally. In the third quarter, global growth concerns and dovish monetary policy supported bullish fixed income trends, benefiting the strategy.

Equities detracted from performance. Equity markets exhibited several reversals over the period, which caused changes in positioning. Towards the end of 2014, for example, global equities experienced a short-lived, but significant correction as quantitative easing ended in the U.S. In early 2015, developed equities experienced historic rallies as the ECB launched its quantitative easing program but markets sold off again in the third quarter of 2015.

By signal type, long-term signals performed particularly strongly. Trends which persisted and were sustained over the period, such as bearish commodities, bullish the U.S. dollar, and bullish fixed income were the key contributors to this outcome. Short-term signals were positive contributors, though faced headwinds from intermittent reversals across the asset classes over the period. Over-extended signals benefited from identifying markets poised for and ultimately experiencing reversals, such as in commodities in February and August 2015, and fixed income during the sharp sell-off, which occurred at the end of April and early May 2015.

Overall, the Fund benefited from strong trends across global markets over the past year. This was particularly the case during the third quarter of 2015, when risky assets such as equities fell in value and the Fund provided a strong diversification benefit.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

(unaudited)

STRATEGY REVIEW (continued)

During the year, the Fund used derivatives. The contribution from derivatives was positive.

Clifford S. Asness

Brian K. Hurst

John M. Liew

Yao Hua Ooi

Ari Levine

Co-Portfolio Managers

AQR Capital Management, LLC

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	12.89%	3.70%	3.96%	09/30/2010
Citigroup 3-Month Treasury Bill + 7% Wrap Index (A)	7.25%	7.29%	7.29%

(A) The Citigroup 3-Month Treasury Bill + 7% Wrap Index represents monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or expense reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, such as redemption fees; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2015, and held for the entire period until October 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)
Transamerica Commodity Strategy	$1,000.00	$846.20	$3.63	$1,021.30	$3.97	0.78%
Transamerica Global Multifactor Macro	1,000.00	997.00	7.55	1,017.60	7.63	1.50(D)
Transamerica Managed Futures Strategy	1,000.00	971.90	7.36	1,017.70	7.53	1.48(D)

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition

At October 31, 2015

(unaudited)

Transamerica Commodity Strategy

Asset Allocation	Percentage of Net Assets
U.S. Government Obligation	70.6%
Repurchase Agreement	23.2
Net Other Assets (Liabilities)^	6.2
Total	100.0%

Transamerica Global Multifactor Macro

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	92.3%
Net Other Assets (Liabilities)^	7.7
Total	100.0%

Transamerica Managed Futures Strategy

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	80.4%
Short-Term Investment Companies	15.4
Net Other Assets (Liabilities)^	4.2
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2015

Transamerica Commodity Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 70.6%
U.S. Treasury Note 0.38%, 02/15/2016 (A)	$ 26,000,000	$ 26,015,236

Total U.S. Government Obligation (Cost $26,010,646)		26,015,236

REPURCHASE AGREEMENT - 23.2%
State Street Bank & Trust Co. 0.01% (A), dated 10/30/2015, to be repurchased at $8,536,500 on 11/02/2015. Collateralized by U.S. Government Agency Obligations, 2.00% - 2.17%, due 11/07/2022 - 01/30/2023, and with a total value of $8,713,708.	8,536,492	8,536,492

Total Repurchase Agreement (Cost $8,536,492)		8,536,492

Total Investments (Cost $34,547,138) (B)		34,551,728
Net Other Assets (Liabilities) - 6.2%		2,295,586

Net Assets - 100.0%		$ 36,847,314

OVER-THE-COUNTER SWAP AGREEMENTS: (C)

Total Return Swap Agreements - Receivable (D)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Bloomberg Commodity Index 3-Month Forward (E)	UBS	0.19%	08/15/2016	31,254	$(1,022)	$—	$(1,022)
Bloomberg Commodity Index 3-Month Forward (E)	BOA	0.20	04/13/2016	87,448	(1,837)	—	(1,837)
Bloomberg Commodity Index 3-Month Forward (E)	UBS	0.20	08/26/2016	69,091	(2,379)	—	(2,379)

Total					$(5,238)	$—	$(5,238)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
U.S. Government Obligation	$—	$26,015,236	$—	$26,015,236
Repurchase Agreement	—	8,536,492	—	8,536,492

Total Investments	$—	$34,551,728	$—	$34,551,728

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(5,238)	$—	$(5,238)

Total Other Financial Instruments	$—	$(5,238)	$—	$(5,238)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Commodity Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2015.
(B)	Aggregate cost for federal income tax purposes is $83,056,343. Net unrealized depreciation for tax purposes is $46,110,161.
(C)	Cash in the amount of $2,845,575 has been segregated by the custodian as collateral for open swap contracts.
(D)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(E)	Illiquid derivative. Total aggregate value of illiquid derivatives is $(5,238), representing less than (0.1)% of the Fund’s net assets.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
UBS	UBS AG

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 92.3%
Money Market Funds - 92.3%
BlackRock Liquidity Funds T-Fund Portfolio	20,393,924	$ 20,393,924
Dreyfus Treasury Cash Management	82,079,003	82,079,003
UBS Select Treasury Preferred	102,598,754	102,598,754

Total Short-Term Investment Companies (Cost $205,071,681)		205,071,681

Total Investments (Cost $205,071,681) (A)		205,071,681
Net Other Assets (Liabilities) - 7.7%		17,167,482

Net Assets - 100.0%		$ 222,239,163

CENTRALLY CLEARED SWAP AGREEMENTS: (B)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month AUD-BBR-BBSW	2.00%	03/08/2018	AUD	20,360,000	$(16,433)	$12,393	$(28,826)
3-Month AUD-BBR-BBSW	2.00	03/08/2018	AUD	3,010,000	(2,430)	(563)	(1,867)
3-Month AUD-BBR-BBSW	2.00	03/08/2018	AUD	2,900,000	(2,340)	(496)	(1,844)
3-Month AUD-BBR-BBSW	2.00	03/08/2018	AUD	2,820,000	(2,276)	(1,587)	(689)
3-Month AUD-BBR-BBSW	2.00	03/08/2018	AUD	6,580,000	(5,310)	(1,986)	(3,324)
3-Month CAD-CDOR	1.00	03/19/2018	CAD	8,820,000	(12,820)	(24,197)	11,377
3-Month CAD-CDOR	1.00	03/19/2018	CAD	2,660,000	(3,866)	(7,371)	3,505
3-Month CAD-CDOR	1.00	03/19/2018	CAD	8,810,000	(12,805)	(24,350)	11,545
3-Month CAD-CDOR	2.00	03/16/2026	CAD	590,000	800	5,289	(4,489)
3-Month CAD-CDOR	2.00	03/16/2026	CAD	590,000	799	195	604
3-Month CAD-CDOR	2.00	03/16/2026	CAD	1,810,000	2,453	(3,884)	6,337
3-Month CAD-CDOR	2.00	03/16/2026	CAD	1,820,000	2,466	(3,497)	5,963
3-Month CAD-CDOR	2.00	03/16/2026	CAD	590,000	800	1,139	(339)
3-Month CAD-CDOR	2.00	03/16/2026	CAD	590,000	799	(2,577)	3,376
3-Month CAD-CDOR	2.00	03/16/2026	CAD	590,000	800	3,200	(2,400)
3-Month NZD-BKBM	3.50	03/11/2026	NZD	20,990,000	84,987	223,051	(138,064)
3-Month NZD-BKBM	3.50	03/11/2026	NZD	10,470,000	42,392	140,181	(97,789)
3-Month NZD-BKBM	3.50	03/11/2026	NZD	770,000	3,117	4,019	(902)
3-Month NZD-BKBM	3.50	03/11/2026	NZD	1,050,000	4,252	11,690	(7,438)
3-Month NZD-BKBM	3.50	03/11/2026	NZD	740,000	2,996	2,919	77
3-Month NZD-BKBM	3.50	03/11/2026	NZD	1,200,000	4,859	6,577	(1,718)
3-Month NZD-BKBM	3.50	03/11/2026	NZD	20,990,000	84,988	152,496	(67,508)
3-Month SEK-STIBOR-SIDE	0.50	03/21/2018	SEK	30,880,000	(46,101)	(37,447)	(8,654)
3-Month SEK-STIBOR-SIDE	0.50	03/21/2018	SEK	16,560,000	(24,723)	(19,243)	(5,480)
3-Month SEK-STIBOR-SIDE	0.50	03/21/2018	SEK	16,760,000	(25,020)	(20,404)	(4,616)
3-Month SEK-STIBOR-SIDE	0.50	03/21/2018	SEK	16,720,000	(24,962)	(19,836)	(5,126)
3-Month SEK-STIBOR-SIDE	0.50	03/21/2018	SEK	132,570,000	(197,913)	(163,519)	(34,394)
3-Month SEK-STIBOR-SIDE	0.50	03/21/2018	SEK	16,760,000	(31,151)	(19,699)	(11,452)
3-Month USD-LIBOR	1.00	03/16/2018	USD	2,030,000	2,223	(555)	2,778
3-Month USD-LIBOR	1.00	03/16/2018	USD	2,060,000	2,256	(1,021)	3,277
3-Month USD-LIBOR	1.50	03/16/2018	USD	2,590,000	(22,811)	(15,668)	(7,143)
3-Month USD-LIBOR	1.50	03/16/2018	USD	2,090,000	(18,408)	(11,459)	(6,949)
3-Month USD-LIBOR	1.50	03/16/2018	USD	2,100,000	(18,496)	(17,700)	(796)
3-Month USD-LIBOR	2.00	03/16/2020	USD	36,720,000	(745,424)	(459,564)	(285,860)
3-Month USD-LIBOR	2.00	03/16/2020	USD	18,300,000	(371,494)	(303,108)	(68,386)
3-Month USD-LIBOR	2.50	03/16/2026	USD	450,000	(14,240)	(17,010)	2,770
3-Month USD-LIBOR	2.50	03/16/2026	USD	4,450,000	(140,811)	(54,120)	(86,691)
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	19,670,000	(163,100)	157,842	(320,942)
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	29,520,000	(244,775)	240,561	(485,336)
6-Month CHF-LIBOR	0.50	03/21/2018	CHF	2,910,000	(17,108)	(4,470)	(12,638)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Payable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month CHF-LIBOR	0.50%	03/21/2018	CHF	3,130,000	$(18,402)	$(5,839)	$(12,563)
6-Month CHF-LIBOR	0.50	03/21/2018	CHF	2,550,000	(14,992)	(6,109)	(8,883)
6-Month CHF-LIBOR	0.50	03/21/2018	CHF	1,910,000	(11,229)	(8,312)	(2,917)
6-Month CHF-LIBOR	0.50	03/21/2018	CHF	2,850,000	(16,756)	44,094	(60,850)
6-Month EUR-EURIBOR	0.50	03/21/2018	EUR	236,580,000	(2,638,870)	(1,643,241)	(995,629)
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	380,000	(947)	2,640	(3,587)
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	390,000	(972)	7,881	(8,853)
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	410,000	(1,022)	2,623	(3,645)
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	490,000	(1,221)	3,409	(4,630)
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	380,000	(947)	2,494	(3,441)
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	380,000	(947)	3,112	(4,059)
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	660,000	(1,644)	(8,321)	6,677
6-Month GBP-LIBOR	2.00	03/18/2026	GBP	1,470,000	(712)	10,878	(11,590)
6-Month GBP-LIBOR	2.00	03/18/2026	GBP	400,000	(193)	(3,120)	2,927
6-Month GBP-LIBOR	2.00	03/18/2026	GBP	450,000	(218)	(5,688)	5,470
6-Month GBP-LIBOR	2.00	03/18/2026	GBP	660,000	(319)	(8,409)	8,090
6-Month GBP-LIBOR	2.00	03/18/2026	GBP	290,000	(140)	(2,877)	2,737
6-Month GBP-LIBOR	2.00	03/18/2026	GBP	23,190,000	(11,218)	344,663	(355,881)
6-Month GBP-LIBOR	2.00	03/18/2026	GBP	530,000	(257)	1,210	(1,467)
6-Month JPY-LIBOR	0.25	03/22/2018	JPY	375,060,000	(9,222)	(7,758)	(1,464)
6-Month JPY-LIBOR	0.25	03/22/2018	JPY	239,670,000	(5,893)	(4,911)	(982)
6-Month JPY-LIBOR	0.25	03/22/2018	JPY	354,590,000	(8,719)	(8,280)	(439)
6-Month JPY-LIBOR	0.25	03/22/2018	JPY	4,393,150,000	(108,023)	(121,926)	13,903
6-Month JPY-LIBOR	0.25	03/22/2018	JPY	3,455,510,000	(84,968)	(81,949)	(3,019)
6-Month JPY-LIBOR	0.25	03/22/2018	JPY	324,540,000	(7,980)	(7,773)	(207)
6-Month JPY-LIBOR	0.25	03/22/2018	JPY	24,224,600,000	(595,659)	(436,075)	(159,584)
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	16,850,000	2,966	2,466	500
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	107,420,000	(18,908)	1,473	(20,381)
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	16,730,000	(2,945)	2,578	(5,523)
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	16,650,000	2,931	2,325	606
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	2,540,000	447	(502)	949
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	20,810,000	3,663	(2,175)	5,838
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	18,440,000	3,246	(1,212)	4,458
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	28,060,000	4,939	(4,353)	9,292
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	107,420,000	(18,907)	7,451	(26,358)
6-Month NOK-NIBOR	1.00	03/21/2018	NOK	21,920,000	3,859	2,630	1,229

Total					$(5,484,009)	$(2,200,682)	$(3,283,327)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	1.00%	03/19/2018	CAD	2,970,000	$4,317	$6,873	$(2,556)
3-Month CAD-CDOR	1.00	03/19/2018	CAD	2,720,000	3,953	5,444	(1,491)
3-Month CAD-CDOR	1.00	03/19/2018	CAD	2,670,000	3,881	4,731	(850)
3-Month CAD-CDOR	1.00	03/19/2018	CAD	8,150,000	11,846	14,730	(2,884)
3-Month CAD-CDOR	1.00	03/19/2018	CAD	8,150,000	11,845	16,330	(4,485)
3-Month CAD-CDOR	1.00	03/19/2018	CAD	2,630,000	3,822	4,392	(570)
3-Month CAD-CDOR	1.00	03/19/2018	CAD	2,610,000	3,793	5,536	(1,743)
3-Month CAD-CDOR	2.00	03/16/2026	CAD	1,930,000	(2,616)	(6,825)	4,209
3-Month CAD-CDOR	2.00	03/16/2026	CAD	1,920,000	(2,602)	(5,923)	3,321
3-Month NZD-BKBM	3.00	03/14/2018	NZD	91,470,000	293,437	142,962	150,475
3-Month NZD-BKBM	3.00	03/14/2018	NZD	40,220,000	129,026	43,283	85,743
3-Month NZD-BKBM	3.00	03/14/2018	NZD	3,290,000	10,554	10,572	(18)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Receivable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month NZD-BKBM	3.00%	03/14/2018	NZD	4,030,000	$12,929	$14,239	$(1,310)
3-Month NZD-BKBM	3.00	03/14/2018	NZD	310,000	995	949	46
3-Month NZD-BKBM	3.00	03/14/2018	NZD	4,890,000	15,688	18,084	(2,396)
3-Month NZD-BKBM	3.00	03/14/2018	NZD	3,110,000	9,977	11,401	(1,424)
3-Month NZD-BKBM	3.00	03/14/2018	NZD	5,580,000	17,900	16,697	1,203
3-Month NZD-BKBM	3.00	03/14/2018	NZD	91,460,000	293,404	208,056	85,348
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	6,680,000	4,149	2,934	1,215
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	3,720,000	2,312	2,697	(385)
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	3,630,000	2,255	(1,188)	3,443
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	3,760,000	2,336	1,376	960
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	10,000	6	5	1
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	3,580,000	2,224	420	1,804
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	29,130,000	18,097	(6,097)	24,194
3-Month SEK-STIBOR-SIDE	1.50	03/18/2026	SEK	3,670,000	2,280	7,836	(5,556)
3-Month USD-LIBOR	1.50	03/16/2018	USD	20,670,000	182,051	129,561	52,490
3-Month USD-LIBOR	2.50	03/16/2026	USD	450,000	14,240	4,562	9,678
3-Month USD-LIBOR	2.50	03/16/2026	USD	460,000	14,555	2,107	12,448
3-Month USD-LIBOR	2.50	03/16/2026	USD	450,000	14,239	9,167	5,072
3-Month USD-LIBOR	2.50	03/16/2026	USD	500,000	15,822	16,415	(593)
3-Month USD-LIBOR	2.50	03/16/2026	USD	450,000	14,239	13,288	951
6-Month AUD-BBR-BBSW	3.00	03/12/2026	AUD	4,660,000	14,763	(11,665)	26,428
6-Month AUD-BBR-BBSW	3.00	03/12/2026	AUD	660,000	2,091	2,763	(672)
6-Month AUD-BBR-BBSW	3.00	03/12/2026	AUD	650,000	2,059	25	2,034
6-Month AUD-BBR-BBSW	3.00	03/12/2026	AUD	690,000	2,186	1,540	646
6-Month AUD-BBR-BBSW	3.00	03/12/2026	AUD	1,450,000	4,594	(1,354)	5,948
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	400,000	3,317	(8,846)	12,163
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	770,000	6,385	(2,877)	9,262
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	670,000	5,556	(60)	5,616
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	390,000	3,234	(1,291)	4,525
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	580,000	4,809	2,733	2,076
6-Month CHF-LIBOR	0.25	03/18/2026	CHF	400,000	3,317	6,377	(3,060)
6-Month CHF-LIBOR	0.50	03/21/2018	CHF	96,170,000	565,403	189,594	375,809
6-Month CHF-LIBOR	0.50	03/21/2018	CHF	144,270,000	848,193	287,275	560,918
6-Month EUR-EURIBOR	0.50	03/21/2018	EUR	1,780,000	19,854	13,802	6,052
6-Month EUR-EURIBOR	0.50	03/21/2018	EUR	2,950,000	32,905	26,126	6,779
6-Month EUR-EURIBOR	0.50	03/21/2018	EUR	1,770,000	19,743	16,145	3,598
6-Month EUR-EURIBOR	0.50	03/21/2018	EUR	1,760,000	19,632	15,463	4,169
6-Month EUR-EURIBOR	0.50	03/21/2018	EUR	1,760,000	19,631	16,066	3,565
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	1,200,000	2,990	(13,731)	16,721
6-Month EUR-EURIBOR	1.00	03/18/2026	EUR	49,810,000	124,119	(802,010)	926,129
6-Month GBP-LIBOR	1.50	03/21/2018	GBP	1,310,000	15,463	10,118	5,345
6-Month GBP-LIBOR	1.50	03/21/2018	GBP	6,280,000	74,129	50,370	23,759
6-Month GBP-LIBOR	1.50	03/21/2018	GBP	1,310,000	15,463	16,302	(839)
6-Month GBP-LIBOR	1.50	03/21/2018	GBP	2,440,000	28,802	28,879	(77)
6-Month GBP-LIBOR	1.50	03/21/2018	GBP	3,660,000	43,202	42,997	205
6-Month GBP-LIBOR	1.50	03/21/2018	GBP	1,490,000	17,588	17,515	73
6-Month GBP-LIBOR	1.50	03/21/2018	GBP	106,340,000	1,255,227	673,249	581,978
6-Month JPY-LIBOR	0.75	03/18/2026	JPY	49,400,000	9,370	6,621	2,749
6-Month JPY-LIBOR	0.75	03/18/2026	JPY	55,860,000	10,596	5,875	4,721
6-Month JPY-LIBOR	0.75	03/18/2026	JPY	49,320,000	9,355	8,042	1,313
6-Month JPY-LIBOR	0.75	03/18/2026	JPY	899,100,000	170,542	130,576	39,966
6-Month JPY-LIBOR	0.75	03/18/2026	JPY	711,720,000	135,000	121,833	13,167
6-Month JPY-LIBOR	0.75	03/18/2026	JPY	49,490,000	9,388	9,210	178
6-Month JPY-LIBOR	0.75	03/18/2026	JPY	5,006,820,000	949,695	465,383	484,312
6-Month NOK-NIBOR	2.00	03/18/2026	NOK	23,370,000	9,138	(12,528)	21,666

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Receivable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month NOK-NIBOR	2.00%	03/18/2026	NOK	4,640,000	$1,815	$(5,920)	$7,735
6-Month NOK-NIBOR	2.00	03/18/2026	NOK	3,700,000	1,446	(6,940)	8,386
6-Month NOK-NIBOR	2.00	03/18/2026	NOK	4,150,000	1,623	(6,308)	7,931
6-Month NOK-NIBOR	2.00	03/18/2026	NOK	3,690,000	1,443	3,375	(1,932)
6-Month NOK-NIBOR	2.00	03/18/2026	NOK	5,690,000	2,225	274	1,951
6-Month NOK-NIBOR	2.00	03/18/2026	NOK	9,740,000	3,808	10,506	(6,698)
6-Month NOK-NIBOR	2.00	03/18/2026	NOK	23,380,000	9,142	(40,882)	50,024

Total					$5,590,195	$1,959,236	$3,630,959

OVER-THE-COUNTER SWAP AGREEMENTS: (C)

Total Return Swap Agreements - Payable (D)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Futures	BOA	12/31/2015	556,000	$(209,343)	$—	$(209,343)
10-Year German Euro Bund Futures	BOA	12/08/2015	45,000	(196,448)	—	(196,448)
10-Year Japanese Government Bond Futures	BOA	12/14/2015	5,000,000	(31,541)	—	(31,541)
BM&F Bovespa Index Futures	BOA	12/16/2015	25	23,170	—	23,170
Brent Crude Oil Futures	CITI	12/15/2015	1,000	(133)	—	(133)
Corn Futures	CITI	11/20/2015	225,000	4,556	—	4,556
Soybean Futures	BOA	01/14/2016	30,000	3,188	—	3,188
Soybean Futures	CITI	01/14/2016	60,000	8,047	—	8,047
Soybean Meal Futures	BOA	12/25/2015	3,000	16,260	—	16,260
Soybean Meal Futures	CITI	12/25/2015	1,400	4,050	—	4,050
Soybean Oil Futures	CITI	11/20/2015	180,000	8,721	—	8,721
Soybean Oil Futures	CITI	12/25/2015	180,000	40	—	40
TAIEX Futures	BOA	11/18/2015	600	756	—	756
Wheat Futures	BOA	11/20/2015	5,000	(2,700)	—	(2,700)
Wheat Futures	CITI	11/20/2015	350,000	(36,805)	—	(36,805)
WIG20 Index Futures	BOA	12/18/2015	200	4,077	—	4,077
WTI Crude Futures	CITI	11/19/2015	1,000	1,300	—	1,300

Total				$(402,805)	$—	$(402,805)

Total Return Swap Agreements - Receivable (D)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
10-Year Canadian Government Bond Futures	BOA	12/18/2015	7,000	$(2,062)	$—	$(2,062)
10-Year U.K. Gilt Futures	BOA	12/29/2015	139,000	(273,317)	—	(273,317)
10-Year U.S. Treasury Note Futures	BOA	12/21/2015	959,000	202,839	—	202,839
BIST 30 Index	BOA	12/31/2015	1,700	352	—	352
HSCEI China Index Futures	BOA	11/27/2015	1,600	(71,324)	—	(71,324)
KOSPI 200 Index Futures	BOA	12/10/2015	4,000,000	29,904	—	29,904
MSCI Taiwan Index Futures	BOA	11/27/2015	400	(3,132)	—	(3,132)
Swiss Market Index Futures	BOA	12/18/2015	880	289,198	—	289,198
Tel Aviv 25 Index Futures	BOA	11/27/2015	1,200	(3,306)	—	(3,306)

Total				$169,152	$—	$169,152

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FUTURES CONTRACTS: (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Short	(16)	11/12/2015	$49,302	$—
3-Month Aluminum	Long	16	11/12/2015	—	(55,819)
3-Month Aluminum	Short	(7)	11/19/2015	18,060	—
3-Month Aluminum	Long	7	11/19/2015	—	(18,557)
3-Month Aluminum	Short	(15)	11/24/2015	27,919	—
3-Month Aluminum	Long	15	11/24/2015	—	(26,555)
3-Month Aluminum	Short	(6)	11/27/2015	12,467	—
3-Month Aluminum	Long	6	11/27/2015	—	(12,770)
3-Month Aluminum	Long	7	12/09/2015	—	(32,270)
3-Month Aluminum	Short	(7)	12/09/2015	33,385	—
3-Month Aluminum	Long	2	01/07/2016	—	(5,283)
3-Month Aluminum	Short	(2)	01/07/2016	4,666	—
3-Month Aluminum	Long	8	01/14/2016	—	(21,473)
3-Month Aluminum	Short	(8)	01/14/2016	22,086	—
3-Month Aluminum	Long	1	01/21/2016	—	(1,021)
3-Month Aluminum	Short	(1)	01/21/2016	1,038	—
3-Month Canadian Bankers’ Acceptance	Short	(116)	03/14/2016	—	(13,827)
3-Month Canadian Bankers’ Acceptance	Short	(150)	06/13/2016	42,100	—
3-Month Canadian Bankers’ Acceptance	Short	(101)	09/19/2016	28,259	—
3-Month Copper	Short	(8)	11/19/2015	—	(23,460)
3-Month Copper	Long	8	11/19/2015	20,496	—
3-Month Copper	Short	(1)	11/24/2015	—	(4,247)
3-Month Copper	Long	1	11/24/2015	4,830	—
3-Month Copper	Long	2	01/14/2016	—	(6,303)
3-Month Copper	Short	(2)	01/14/2016	7,760	—
3-Month EURIBOR	Short	(1,222)	03/14/2016	—	(485,900)
3-Month EURIBOR	Short	(1,012)	06/13/2016	—	(330,813)
3-Month EURIBOR	Short	(331)	09/19/2016	—	(127,357)
3-Month Euroswiss	Long	344	12/14/2015	38,950	—
3-Month Euroswiss	Long	344	03/14/2016	64,685	—
3-Month Nickel	Short	(1)	11/27/2015	—	(2,997)
3-Month Nickel	Long	1	11/27/2015	3,322	—
3-Month Nickel	Long	1	12/09/2015	279	—
3-Month Nickel	Short	(1)	12/09/2015	—	(194)
3-Month Sterling	Long	937	03/16/2016	252,401	—
3-Month Sterling	Long	842	06/15/2016	426,766	—
3-Month Sterling	Long	723	09/21/2016	151,452	—
3-Month Zinc	Long	1	12/09/2015	—	(3,175)
3-Month Zinc	Short	(1)	12/09/2015	3,017	—
3-Month Zinc	Long	1	01/28/2016	—	(959)
3-Month Zinc	Short	(1)	01/28/2016	670	—
90-Day Eurodollar	Long	282	03/14/2016	160,699	—
90-Day Eurodollar	Long	126	06/13/2016	14,214	—
90-Day Eurodollar	Short	(54)	09/19/2016	12,370	—
10-Year Australian Treasury Bond	Short	(639)	12/15/2015	—	(374,546)
10-Year Canadian Government Bond	Long	114	12/18/2015	—	(84,132)
10-Year Japanese Government Bond	Short	(52)	12/14/2015	—	(321,782)
10-Year Japanese Government Bond Mini	Short	(326)	12/11/2015	—	(151,152)
10-Year U.S. Treasury Note	Long	158	12/21/2015	—	(165,652)
Aluminum	Short	(70)	12/14/2015	204,543	—
Aluminum	Long	36	12/14/2015	—	(95,737)
Amsterdam Index	Short	(1)	11/20/2015	—	(6,389)
BIST 30 Index	Long	148	12/31/2015	8,524	—
Brent Crude Oil	Short	(54)	12/16/2015	—	(13,242)
CAC 40 Index	Long	5	11/20/2015	12,255	—
Copper	Short	(2)	11/12/2015	2,670	—
Copper	Long	2	11/12/2015	1,703	—
Copper	Short	(7)	12/14/2015	33,224	—
Copper	Long	3	12/14/2015	—	(3,657)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FUTURES CONTRACTS (continued): (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Corn	Short	(136)	12/14/2015	$—	$(55,737)
DAX® Index	Short	(37)	12/18/2015	—	(708,937)
EURO STOXX 50® Index	Long	402	12/18/2015	790,051	—
FTSE 100 Index	Short	(147)	12/18/2015	—	(530,483)
FTSE JSE Top 40 Index	Short	(12)	12/17/2015	—	(26,378)
FTSE MIB Index	Long	31	12/18/2015	34,525	—
German Euro Bund	Short	(39)	12/08/2015	—	(8,438)
Gold 100 oz	Long	10	12/29/2015	—	(12,075)
Hang Seng China Enterprises Index	Long	1	11/27/2015	—	(2,795)
Hang Seng Index	Long	26	11/27/2015	—	(88,109)
IBEX 35 Index	Long	22	11/20/2015	53,676	—
KOSPI 200 Index	Long	2	12/10/2015	11,321	—
Mexican Bolsa Index	Short	(13)	12/18/2015	—	(5,757)
MSCI Singapore Index	Short	(44)	11/27/2015	59,542	—
MSCI Taiwan Index	Short	(44)	11/27/2015	29,803	—
Natural Gas	Short	(42)	11/25/2015	163,179	—
New York Harbor ULSD	Short	(2)	11/30/2015	9,086	—
Nickel	Short	(1)	12/14/2015	—	(1,356)
Nickel	Long	2	12/14/2015	3,199	—
OMX Stockholm 30 Index	Long	199	11/20/2015	83,669	—
RBOB Gasoline	Short	(2)	11/30/2015	—	(423)
S&P 500® E-Mini	Short	(99)	12/18/2015	—	(24,673)
S&P/ASX 200 Index	Long	228	12/17/2015	346,391	—
S&P/TSX 60 Index	Short	(10)	12/17/2015	13,908	—
SET 50 Index	Short	(113)	12/29/2015	2,512	—
SGX CNX Nifty Index	Long	118	11/26/2015	—	(47,722)
Silver	Short	(3)	12/29/2015	—	(11,830)
Soybean	Short	(80)	01/14/2016	27,435	—
Soybean Meal	Short	(51)	01/14/2016	15,776	—
Soybean Oil	Short	(129)	12/14/2015	265,064	—
Soybean Oil	Short	(32)	01/14/2016	—	(6,431)
TOPIX Index	Long	26	12/10/2015	233,128	—
U.K. Gilt	Long	75	12/29/2015	15,573	—
Wheat	Short	(26)	12/14/2015	—	(36,294)
WTI Crude	Short	(51)	11/20/2015	91,915	—
Zinc	Short	(10)	12/14/2015	—	(718)
Zinc	Long	1	12/14/2015	—	(2,965)

Total				$3,913,865	$(3,960,390)

FORWARD FOREIGN CURRENCY CONTRACTS: (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/16/2015	AUD	3,077,000	USD	2,160,727	$32,402	$(4,126)
CITI	12/16/2015	BRL	3,279,500	USD	819,741	21,461	(3,554)
CITI	12/16/2015	CAD	12,157,000	USD	9,276,733	42,826	(24,869)
CITI	12/16/2015	CHF	4,622,500	USD	4,798,024	100	(114,011)
CITI	12/16/2015	CLP	250,000,000	USD	357,451	2,468	—
CITI	12/16/2015	COP	2,400,000,000	USD	780,927	43,681	(729)
CITI	12/16/2015	CZK	14,500,000	USD	606,815	—	(17,594)
CITI	12/16/2015	EUR	10,688,000	USD	11,977,195	4,727	(219,692)
CITI	12/16/2015	GBP	3,927,000	USD	6,044,774	14,835	(6,973)
CITI	12/16/2015	HKD	331,000	USD	42,719	—	(6)
CITI	12/16/2015	HUF	84,724,500	USD	302,936	—	(3,308)
CITI	12/16/2015	IDR	6,700,000,000	USD	482,869	1,483	(1,532)
CITI	12/16/2015	ILS	3,685,000	USD	934,963	17,783	—
CITI	12/16/2015	INR	70,039,000	USD	1,050,091	15,361	(2,663)
CITI	12/16/2015	JPY	2,089,168,500	USD	17,404,601	6,017	(83,610)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/16/2015	KRW	1,790,932,000	USD	1,540,285	$32,620	$(4,408)
CITI	12/16/2015	MXN	15,740,500	USD	937,584	13,055	(916)
CITI	12/16/2015	NOK	40,049,000	USD	4,841,964	—	(132,076)
CITI	12/16/2015	NZD	16,021,500	USD	10,590,886	222,437	(2,150)
CITI	12/16/2015	PHP	10,500,000	USD	226,668	—	(2,960)
CITI	12/16/2015	PLN	1,040,500	USD	272,887	—	(3,991)
CITI	12/16/2015	SEK	60,730,500	USD	7,218,289	—	(101,810)
CITI	12/16/2015	SGD	815,000	USD	576,148	5,670	(985)
CITI	12/16/2015	TRY	3,160,000	USD	1,062,014	9,446	(2,442)
CITI	12/16/2015	USD	10,388,359	AUD	14,585,500	50,710	(38,595)
CITI	12/16/2015	USD	2,625,437	BRL	10,204,000	41,270	(22,134)
CITI	12/16/2015	USD	6,876,884	CAD	9,110,000	—	(88,207)
CITI	12/16/2015	USD	4,426,776	CHF	4,304,000	65,546	(137)
CITI	12/16/2015	USD	537,987	CLP	370,000,000	5,708	(402)
CITI	12/16/2015	USD	279,142	CNY	1,786,500	—	(2,854)
CITI	12/16/2015	USD	843,926	COP	2,605,000,000	—	(50,327)
CITI	12/16/2015	USD	14,650,351	EUR	13,144,500	184,722	—
CITI	12/16/2015	USD	7,007,442	GBP	4,589,500	605	(66,901)
CITI	12/16/2015	USD	41,274	HKD	320,000	—	(20)
CITI	12/16/2015	USD	436,612	HUF	120,000,000	12,232	—
CITI	12/16/2015	USD	401,254	IDR	5,900,000,000	—	(23,915)
CITI	12/16/2015	USD	437,057	ILS	1,700,000	1,446	(3,918)
CITI	12/16/2015	USD	1,339,446	INR	89,000,000	331	(11,391)
CITI	12/16/2015	USD	3,819,043	JPY	458,097,000	20,513	(805)
CITI	12/16/2015	USD	1,060,882	KRW	1,253,320,000	—	(36,775)
CITI	12/16/2015	USD	2,788,412	MXN	47,173,500	32	(57,898)
CITI	12/16/2015	USD	821,816	MYR	3,430,000	26,004	—
CITI	12/16/2015	USD	8,799,845	NOK	72,684,500	251,920	—
CITI	12/16/2015	USD	3,751,592	NZD	5,904,000	—	(232,377)
CITI	12/16/2015	USD	329,080	PHP	15,550,000	—	(2,221)
CITI	12/16/2015	USD	607,092	PLN	2,284,500	16,711	—
CITI	12/16/2015	USD	1,636,509	SEK	13,748,000	25,500	—
CITI	12/16/2015	USD	496,232	SGD	695,000	1,237	(317)
CITI	12/16/2015	USD	695,620	TRY	2,135,500	—	(26,813)
CITI	12/16/2015	USD	92,080	TWD	3,000,000	—	(340)
CITI	12/17/2015	USD	656,526	ZAR	9,102,000	4,427	—
CITI	12/17/2015	ZAR	5,778,000	USD	426,388	120	(12,550)
CSFB	12/16/2015	AUD	3,077,000	USD	2,160,474	32,582	(4,054)
CSFB	12/16/2015	BRL	3,279,500	USD	819,741	21,462	(3,554)
CSFB	12/16/2015	CAD	12,157,000	USD	9,276,428	43,132	(24,871)
CSFB	12/16/2015	CHF	4,569,500	USD	4,742,861	—	(112,455)
CSFB	12/16/2015	CLP	250,000,000	USD	357,447	2,473	—
CSFB	12/16/2015	COP	1,800,000,000	USD	579,737	38,349	(178)
CSFB	12/16/2015	CZK	14,500,000	USD	606,464	—	(17,244)
CSFB	12/16/2015	EUR	10,688,000	USD	11,976,714	4,727	(219,211)
CSFB	12/16/2015	GBP	3,927,000	USD	6,044,695	14,914	(6,973)
CSFB	12/16/2015	HUF	84,724,500	USD	302,937	—	(3,308)
CSFB	12/16/2015	IDR	6,700,000,000	USD	482,869	1,483	(1,532)
CSFB	12/16/2015	ILS	3,685,000	USD	934,953	17,792	—
CSFB	12/16/2015	INR	70,039,000	USD	1,050,090	15,361	(2,663)
CSFB	12/16/2015	JPY	2,089,168,500	USD	17,404,475	6,017	(83,483)
CSFB	12/16/2015	KRW	1,790,932,000	USD	1,540,284	32,622	(4,407)
CSFB	12/16/2015	MXN	13,501,500	USD	806,359	9,175	(901)
CSFB	12/16/2015	NOK	40,049,000	USD	4,841,900	—	(132,011)
CSFB	12/16/2015	NZD	16,021,500	USD	10,590,155	223,169	(2,150)
CSFB	12/16/2015	PHP	10,500,000	USD	226,668	—	(2,960)
CSFB	12/16/2015	PLN	1,040,500	USD	272,892	—	(3,996)
CSFB	12/16/2015	SEK	60,730,500	USD	7,218,292	—	(101,814)
CSFB	12/16/2015	SGD	815,000	USD	576,072	5,746	(985)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CSFB	12/16/2015	TRY	2,976,000	USD	1,000,939	$8,276	$(2,443)
CSFB	12/16/2015	USD	10,388,517	AUD	14,585,500	50,710	(38,437)
CSFB	12/16/2015	USD	2,501,137	BRL	9,704,000	41,270	(18,724)
CSFB	12/16/2015	USD	6,876,965	CAD	9,110,000	—	(88,127)
CSFB	12/16/2015	USD	4,334,554	CHF	4,213,000	65,400	—
CSFB	12/16/2015	USD	275,503	CLP	190,000,000	1,963	—
CSFB	12/16/2015	USD	279,142	CNY	1,786,500	—	(2,853)
CSFB	12/16/2015	USD	843,926	COP	2,605,000,000	—	(50,327)
CSFB	12/16/2015	USD	14,614,608	EUR	13,112,500	184,195	—
CSFB	12/16/2015	USD	7,007,621	GBP	4,589,500	613	(66,730)
CSFB	12/16/2015	USD	253,023	HUF	70,000,000	5,467	—
CSFB	12/16/2015	USD	401,255	IDR	5,900,000,000	—	(23,914)
CSFB	12/16/2015	USD	410,961	ILS	1,600,000	1,172	(3,887)
CSFB	12/16/2015	USD	1,339,446	INR	89,000,000	331	(11,391)
CSFB	12/16/2015	USD	3,714,592	JPY	445,525,000	20,331	(805)
CSFB	12/16/2015	USD	1,060,882	KRW	1,253,320,000	—	(36,775)
CSFB	12/16/2015	USD	2,788,399	MXN	47,173,500	32	(57,910)
CSFB	12/16/2015	USD	798,573	MYR	3,330,000	25,963	—
CSFB	12/16/2015	USD	8,800,225	NOK	72,684,500	252,301	—
CSFB	12/16/2015	USD	3,751,875	NZD	5,904,000	—	(232,095)
CSFB	12/16/2015	USD	329,080	PHP	15,550,000	—	(2,221)
CSFB	12/16/2015	USD	607,098	PLN	2,284,500	16,717	—
CSFB	12/16/2015	USD	1,636,611	SEK	13,748,000	25,601	—
CSFB	12/16/2015	USD	496,254	SGD	695,000	1,237	(296)
CSFB	12/16/2015	USD	663,714	TRY	2,035,500	—	(24,889)
CSFB	12/16/2015	USD	92,082	TWD	3,000,000	—	(339)
CSFB	12/17/2015	USD	656,526	ZAR	9,102,000	4,427	—
CSFB	12/17/2015	ZAR	5,278,000	USD	389,413	120	(11,397)

Total						$2,370,536	$(2,815,612)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Short-Term Investment Companies	$205,071,681	$—	$—	$205,071,681

Total Investments	$205,071,681	$—	$—	$205,071,681

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$5,858,451	$—	$5,858,451
Over-the-Counter Total Return Swap Agreements	—	596,458	—	596,458
Futures Contracts (G)	3,913,865	—	—	3,913,865
Forward Foreign Currency Contracts (G)	—	2,370,536	—	2,370,536

Total Other Financial Instruments	$3,913,865	$8,825,445	$—	$12,739,310

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(5,752,265)	$—	$(5,752,265)
Over-the-Counter Total Return Swap Agreements	—	(830,111)	—	(830,111)
Futures Contracts (G)	(3,960,390)	—	—	(3,960,390)
Forward Foreign Currency Contracts (G)	—	(2,815,612)	—	(2,815,612)

Total Other Financial Instruments	$(3,960,390)	$(9,397,988)	$—	$(13,358,378)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $206,545,372. Net unrealized appreciation for tax purposes is $141,641.
(B)	Cash in the amount of $6,491,064 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(C)	Cash in the amount of $570,143 has been segregated by the custodian as collateral for open swap and/or forward foreign currency contracts.
(D)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(E)	Cash in the amount of $10,664,208 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

PORTFOLIO ABBREVIATIONS (continued):

BIST	Borsa Istanbul (Sole Exchange Entity of Turkey)
BKBM	Bank Bill Reference Rate
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CDOR	Canadian Dollar Offered Rate
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
JSE	Johannesburg Stock Exchange
KOSPI	Korean Composite Stock Price Index
LIBOR	London Interbank Offered Rate
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NIBOR	Norwegian Interbank Offered Rate
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
SET	Stock Exchange of Thailand
SGX	Singapore Exchange
SIDE	Swedish Markets
STIBOR	Stockholm Interbank Offered Rate
STOXX	Deutsche Börse Group & SIX Group Index
TAIEX	Taiwan Capitalization Weighted Stock Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WIG20	Capitalization-weighted stock market index of the twenty largest companies on the Warsaw Stock Exchange
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2015

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 80.4%
U.S. Treasury Bill
0.06%, 04/07/2016 (A)	$ 1,600,000	$ 1,598,883
0.07%, 04/07/2016 (A)	3,018,000	3,015,894
0.08%, 11/19/2015 (A)	51,235,000	51,235,000
0.09%, 11/19/2015 - 11/27/2015 (A)	206,044,000	206,043,810

Total Short-Term U.S. Government Obligations (Cost $261,884,716)		261,893,587

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 15.4%
Money Market Funds - 15.4%
BlackRock Liquidity Funds T-Fund Portfolio	4,991,224	$ 4,991,224
Dreyfus Treasury Cash Management	19,964,896	19,964,896
UBS Select Treasury Preferred	24,956,121	24,956,121

Total Short-Term Investment Companies (Cost $49,912,241)		49,912,241

Total Investments (Cost $311,796,957) (B)		311,805,828
Net Other Assets (Liabilities) - 4.2%		13,825,525

Net Assets - 100.0%		$ 325,631,353

OVER-THE-COUNTER SWAP AGREEMENTS: (C)

Total Return Swap Agreements - Payable (D)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Aluminum Futures	CITI	12/14/2015	700	$75,600	$—	$75,600
BM&F Bovespa Index Futures	BOA	12/16/2015	165	127,945	—	127,945
Coffee Futures	CITI	11/12/2015	262,500	25,528	—	25,528
HG Copper Futures	CITI	11/30/2015	1,100,000	(21,252)	—	(21,252)
Palladium Futures	CITI	11/30/2015	500	(36,461)	—	(36,461)
Platinum Futures	CITI	12/31/2015	600	(10,260)	—	(10,260)
RBOB Gasoline Futures	CITI	11/27/2015	504,000	(38)	—	(38)
Soybean Futures	BOA	01/14/2016	60,000	7,400	—	7,400
Soybean Futures	CITI	01/14/2016	60,000	8,046	—	8,046
Soybean Oil Futures	CITI	11/20/2015	900,000	43,605	—	43,605
Soybean Oil Futures	CITI	12/25/2015	900,000	198	—	198
Swiss Market Index Futures	BOA	12/18/2015	370	(125,000)	—	(125,000)
Wheat Futures	DUB	11/20/2015	90,000	15,111	—	15,111
Wheat Futures	CITI	11/20/2015	70,000	13,562	—	13,562
Wheat Futures	DUB	11/20/2015	55,000	(22,570)	—	(22,570)
Wheat Futures	CITI	11/20/2015	75,000	(23,081)	—	(23,081)

Total				$78,333	$—	$78,333

Total Return Swap Agreements - Receivable (D)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year Euro-Schatz Futures	BOA	12/08/2015	592,000	$19,878	$—	$19,878
2-Year U.S. Treasury Note Futures	BOA	12/31/2015	1,488,000	(214,448)	—	(214,448)
5-Year Euro-BOBL Futures	BOA	12/08/2015	194,000	19,828	—	19,828
5-Year U.S. Treasury Note Futures	BOA	12/31/2015	216,000	(137,778)	—	(137,778)
10-Year Canadian Government Bond Futures	BOA	12/18/2015	78,000	(71,026)	—	(71,026)
10-Year French Government Bond Futures	BOA	12/08/2015	95,000	185,239	—	185,239
10-Year Italian Government Bond Futures	BOA	12/08/2015	45,000	141,938	—	141,938
Cocoa Futures	CITI	11/30/2015	130	34,570	—	34,570
KOSPI 200 Index Futures	BOA	12/10/2015	29,500,000	8,996	—	8,996
MSCI Taiwan Index Futures	BOA	11/27/2015	5,100	(23,266)	—	(23,266)
U.S. Treasury Note Futures	BOA	12/21/2015	37,000	9,983	—	9,983

Total				$(26,086)	$—	$(26,086)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FUTURES CONTRACTS: (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Short	(6)	11/27/2015	$23,420	$—
3-Month Aluminum	Long	6	11/27/2015	—	(16,837)
3-Month Aluminum	Short	(4)	12/02/2015	14,088	—
3-Month Aluminum	Long	4	12/02/2015	—	(13,965)
3-Month Aluminum	Short	(7)	12/03/2015	28,604	—
3-Month Aluminum	Long	7	12/03/2015	—	(28,097)
3-Month Aluminum	Long	3	12/04/2015	—	(12,583)
3-Month Aluminum	Short	(3)	12/04/2015	12,376	—
3-Month Aluminum	Long	2	12/09/2015	—	(9,220)
3-Month Aluminum	Short	(2)	12/09/2015	9,539	—
3-Month Aluminum	Long	3	12/10/2015	—	(12,799)
3-Month Aluminum	Short	(3)	12/10/2015	12,923	—
3-Month Aluminum	Long	1	12/11/2015	—	(4,420)
3-Month Aluminum	Short	(1)	12/11/2015	4,272	—
3-Month Aluminum	Long	2	12/29/2015	—	(4,183)
3-Month Aluminum	Short	(2)	12/29/2015	4,187	—
3-Month Aluminum	Long	1	12/30/2015	—	(2,593)
3-Month Aluminum	Short	(1)	12/30/2015	2,632	—
3-Month Aluminum	Short	(1)	01/04/2016	2,982	—
3-Month Aluminum	Long	1	01/04/2016	—	(2,725)
3-Month Aluminum	Short	(3)	01/05/2016	6,804	—
3-Month Aluminum	Long	3	01/05/2016	—	(7,110)
3-Month Aluminum	Long	2	01/06/2016	—	(4,430)
3-Month Aluminum	Short	(2)	01/06/2016	4,100	—
3-Month Aluminum	Long	1	01/07/2016	—	(2,642)
3-Month Aluminum	Short	(1)	01/07/2016	2,333	—
3-Month Aluminum	Long	3	01/22/2016	—	(2,353)
3-Month Aluminum	Short	(3)	01/22/2016	2,123	—
3-Month Aluminum	Long	3	01/27/2016	—	(870)
3-Month Aluminum	Short	(3)	01/27/2016	514	—
3-Month Aluminum	Long	1	01/28/2016	—	(339)
3-Month Aluminum	Short	(1)	01/28/2016	16	—
3-Month Aluminum	Long	2	01/29/2016	258	—
3-Month Aluminum	Short	(2)	01/29/2016	—	(172)
3-Month Canadian Bankers’ Acceptance	Long	19	03/14/2016	—	(4,888)
3-Month Canadian Bankers’ Acceptance	Long	45	06/13/2016	—	(10,210)
3-Month Copper	Long	2	11/13/2015	—	(4,844)
3-Month Copper	Short	(2)	11/13/2015	2,020	—
3-Month Copper	Long	1	11/20/2015	1,407	—
3-Month Copper	Short	(1)	11/20/2015	—	(2,937)
3-Month Copper	Short	(3)	11/27/2015	3,596	—
3-Month Copper	Long	3	11/27/2015	2,727	—
3-Month Copper	Long	2	12/02/2015	1,925	—
3-Month Copper	Short	(2)	12/02/2015	—	(1,345)
3-Month Copper	Short	(1)	12/04/2015	943	—
3-Month Copper	Long	1	12/04/2015	—	(1,677)
3-Month Copper	Long	1	12/10/2015	—	(6,404)
3-Month Copper	Short	(1)	12/10/2015	6,210	—
3-Month Copper	Long	2	12/11/2015	—	(12,064)
3-Month Copper	Short	(2)	12/11/2015	11,207	—
3-Month Copper	Long	1	12/17/2015	—	(7,123)
3-Month Copper	Short	(1)	12/17/2015	5,929	—
3-Month Copper	Short	(1)	01/27/2016	2,558	—
3-Month Copper	Long	1	01/27/2016	—	(2,634)
3-Month Copper	Long	1	01/28/2016	—	(2,104)
3-Month Copper	Short	(1)	01/28/2016	2,690	—
3-Month EURIBOR	Long	222	03/14/2016	23,827	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FUTURES CONTRACTS (continued): (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month EURIBOR	Long	216	06/13/2016	$24,492	$—
3-Month EURIBOR	Long	230	09/19/2016	35,103	—
3-Month EURIBOR	Long	254	12/19/2016	43,248	—
3-Month EURIBOR	Long	271	03/13/2017	52,803	—
3-Month EURIBOR	Long	282	06/19/2017	63,155	—
3-Month EURIBOR	Long	172	09/18/2017	36,578	—
3-Month Euroswiss	Long	33	03/14/2016	3,279	—
3-Month Euroswiss	Long	32	06/13/2016	4,949	—
3-Month Euroswiss	Long	34	09/19/2016	7,863	—
3-Month Nickel	Long	1	01/04/2016	—	(2,901)
3-Month Nickel	Short	(1)	01/04/2016	1,023	—
3-Month Nickel	Long	1	01/13/2016	—	(2,861)
3-Month Nickel	Short	(1)	01/13/2016	2,501	—
3-Month Nickel	Short	(1)	01/15/2016	3,217	—
3-Month Nickel	Long	1	01/15/2016	—	(3,068)
3-Month Sterling	Long	162	03/16/2016	44,911	—
3-Month Sterling	Long	194	06/15/2016	71,013	—
3-Month Sterling	Long	253	09/21/2016	92,368	—
3-Month Zinc	Long	2	12/10/2015	—	(6,361)
3-Month Zinc	Short	(2)	12/10/2015	5,325	—
3-Month Zinc	Short	(5)	01/12/2016	16,969	—
3-Month Zinc	Long	5	01/12/2016	—	(20,681)
3-Month Zinc	Long	3	01/13/2016	—	(8,956)
3-Month Zinc	Short	(3)	01/13/2016	8,531	—
90-Day Eurodollar	Long	310	03/14/2016	—	(7,110)
90-Day Eurodollar	Long	246	06/13/2016	18,774	—
90-Day Eurodollar	Long	213	09/19/2016	50,889	—
90-Day Eurodollar	Long	193	12/19/2016	82,326	—
90-Day Eurodollar	Long	181	03/13/2017	92,598	—
90-Day Eurodollar	Long	170	06/19/2017	98,478	—
90-Day Eurodollar	Long	164	09/18/2017	47,177	—
90-Day Sterling	Long	222	12/21/2016	101,219	—
90-Day Sterling	Long	207	03/15/2017	100,327	—
90-Day Sterling	Long	197	06/21/2017	98,355	—
90-Day Sterling	Long	189	09/20/2017	55,016	—
3-Year Australian Treasury Bond	Long	383	12/15/2015	43,168	—
5-Year U.S. Treasury Note	Long	182	12/31/2015	—	(17,070)
10-Year Australian Treasury Bond	Long	140	12/15/2015	75,251	—
10-Year Japanese Government Bond	Long	47	12/14/2015	235,600	—
10-Year U.S. Treasury Note	Long	222	12/21/2015	—	(51,422)
Aluminum	Short	(52)	12/14/2015	110,678	—
Aluminum	Long	26	12/14/2015	—	(105,680)
Amsterdam Index	Long	1	11/20/2015	—	(51)
Brent Crude Oil	Short	(123)	12/16/2015	—	(30,162)
CAC 40 Index	Long	26	11/20/2015	39,598	—
Cocoa	Long	7	12/14/2015	1,096	—
Cocoa	Short	(14)	12/15/2015	—	(25,906)
Coffee “C”	Short	(44)	12/18/2015	—	(38,011)
Copper	Long	15	12/14/2015	—	(42,707)
Copper	Short	(30)	12/14/2015	—	(37,615)
Copper	Short	(8)	12/29/2015	—	(5,884)
Corn	Short	(157)	12/14/2015	—	(17,690)
Cotton No. 2	Long	6	12/08/2015	—	(2,623)
DAX® Index	Long	1	12/18/2015	1,969	—
DJIA Mini Index	Long	23	12/18/2015	—	(3,497)
EURO STOXX 50® Index	Short	(14)	12/18/2015	—	(35,319)
Euro-BTP Italian Government Bond	Long	91	12/08/2015	525,927	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FUTURES CONTRACTS (continued): (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
FTSE 100 Index	Short	(30)	12/18/2015	$—	$(84,350)
FTSE China A50 Index	Long	120	11/27/2015	—	(18,855)
FTSE JSE Top 40 Index	Long	155	12/17/2015	52,466	—
FTSE MIB Index	Long	10	12/18/2015	352	—
German Euro BOBL	Long	264	12/08/2015	213,724	—
German Euro Bund	Long	136	12/08/2015	323,537	—
German Euro BUXL	Long	22	12/08/2015	104,039	—
Gold 100 oz	Long	104	12/29/2015	—	(339,211)
Hang Seng China Enterprises Index	Short	(6)	11/27/2015	6,574	—
Hang Seng Index	Short	(22)	11/27/2015	55,668	—
IBEX 35 Index	Short	(22)	11/20/2015	—	(70,818)
KOSPI 200 Index	Long	5	12/10/2015	1,454	—
Lean Hogs	Short	(3)	12/14/2015	3,663	—
Low Sulfur Gasoil	Short	(151)	12/10/2015	295,585	—
MSCI EAFE Mini Index	Short	(8)	12/18/2015	—	(16,584)
MSCI Emerging Markets Mini Index	Short	(65)	12/18/2015	—	(68,083)
MSCI Singapore Index	Short	(18)	11/27/2015	20,515	—
MSCI Taiwan Index	Long	1	11/27/2015	—	(237)
NASDAQ-100 E-Mini Index	Long	132	12/18/2015	209,385	—
Natural Gas	Short	(156)	11/25/2015	611,324	—
New York Harbor ULSD	Short	(73)	11/30/2015	170,940	—
Nickel	Short	(20)	12/14/2015	—	(22,768)
Nickel	Long	3	12/14/2015	—	(6,764)
OMX Stockholm 30 Index	Long	35	11/20/2015	—	(1,602)
RBOB Gasoline	Short	(40)	11/30/2015	—	(35,384)
Russell 2000® Mini Index	Short	(16)	12/18/2015	—	(32,477)
S&P 500® E-Mini	Long	12	12/18/2015	513	—
S&P Midcap 400 E-Mini Index	Short	(2)	12/18/2015	—	(12,404)
S&P/ASX 200 Index	Short	(21)	12/17/2015	—	(63,812)
S&P/TSX 60 Index	Short	(31)	12/17/2015	—	(10,310)
SGX CNX Nifty Index	Short	(47)	11/26/2015	20,109	—
Silver	Long	7	12/29/2015	—	(9,831)
Soybean	Short	(175)	01/14/2016	34,793	—
Soybean Meal	Short	(43)	01/14/2016	—	(721)
Soybean Oil	Short	(35)	12/14/2015	31,588	—
Soybean Oil	Short	(9)	01/14/2016	—	(1,809)
Sugar No. 11	Short	(2)	02/29/2016	—	(6,390)
TOPIX Index	Long	11	12/10/2015	35,791	—
U.K. Gilt	Long	142	12/29/2015	—	(54,966)
U.S. Treasury Bond	Long	84	12/21/2015	—	(65,772)
U.S. Treasury Bond	Long	32	12/21/2015	—	(115,249)
Wheat	Short	(62)	12/14/2015	—	(132,813)
Wheat	Short	(17)	12/14/2015	4,604	—
WTI Crude	Short	(134)	11/20/2015	73,487	—
Zinc	Short	(37)	12/14/2015	—	(7,028)
Zinc	Long	11	12/14/2015	—	(34,272)

Total				$4,762,095	$(1,859,653)

FORWARD FOREIGN CURRENCY CONTRACTS: (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/16/2015	AUD	4,755,000	USD	3,403,445	$1,943	$(22,643)
CITI	12/16/2015	BRL	4,148,000	USD	1,049,100	13,036	(2,654)
CITI	12/16/2015	CAD	9,386,000	USD	7,189,286	14,752	(27,931)
CITI	12/16/2015	CHF	335,000	USD	349,911	—	(10,446)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/16/2015	CLP	248,081,500	USD	358,769	$1,796	$(3,406)
CITI	12/16/2015	COP	651,089,500	USD	207,240	16,268	—
CITI	12/16/2015	CZK	189,314,500	USD	7,872,139	321	(179,507)
CITI	12/16/2015	EUR	35,720,685	USD	40,105,441	—	(794,538)
CITI	12/16/2015	GBP	5,894,000	USD	9,041,993	49,209	(6,854)
CITI	12/16/2015	HUF	492,818,500	USD	1,778,756	—	(35,903)
CITI	12/16/2015	IDR	25,269,169,500	USD	1,819,132	10,644	(8,816)
CITI	12/16/2015	ILS	4,228,000	USD	1,086,345	8,891	(2,100)
CITI	12/16/2015	INR	229,066,000	USD	3,458,005	25,824	(7,926)
CITI	12/16/2015	JPY	4,951,370,002	USD	41,220,695	18,405	(173,751)
CITI	12/16/2015	KRW	14,453,848,000	USD	12,662,189	60,774	(64,283)
CITI	12/16/2015	MXN	22,890,000	USD	1,365,320	15,800	(20)
CITI	12/16/2015	MYR	1,641,500	USD	377,110	8,324	(4,582)
CITI	12/16/2015	NOK	95,303,500	USD	11,404,671	1,521	(198,202)
CITI	12/16/2015	NZD	48,617,000	USD	31,894,050	930,713	(18,418)
CITI	12/16/2015	PHP	124,907,000	USD	2,680,851	2,229	(21,869)
CITI	12/16/2015	PLN	6,432,500	USD	1,724,052	—	(61,706)
CITI	12/16/2015	SEK	165,121,500	USD	19,895,801	—	(546,650)
CITI	12/16/2015	SGD	3,453,500	USD	2,410,620	50,751	(136)
CITI	12/16/2015	TRY	5,513,500	USD	1,842,434	23,333	(566)
CITI	12/16/2015	TWD	50,747,500	USD	1,550,297	14,428	(1,358)
CITI	12/16/2015	USD	24,819,471	AUD	35,083,500	82,565	(221,784)
CITI	12/16/2015	USD	2,156,773	BRL	8,282,000	44,972	(3,583)
CITI	12/16/2015	USD	24,207,986	CAD	32,104,001	—	(337,270)
CITI	12/16/2015	USD	332,857	CHF	322,500	6,058	—
CITI	12/16/2015	USD	1,110,163	CLP	776,026,500	289	(7,356)
CITI	12/16/2015	USD	318,449	COP	959,302,500	325	(11,188)
CITI	12/16/2015	USD	3,871,299	CZK	93,297,500	80,076	—
CITI	12/16/2015	USD	39,969,632	EUR	35,886,500	499,325	(23,077)
CITI	12/16/2015	USD	14,730,572	GBP	9,598,000	3,969	(66,671)
CITI	12/16/2015	USD	1,428,561	HUF	399,091,500	17,175	—
CITI	12/16/2015	USD	1,753,693	IDR	25,944,273,000	—	(115,918)
CITI	12/16/2015	USD	1,707,991	ILS	6,714,500	161	(28,186)
CITI	12/16/2015	USD	1,382,509	INR	93,158,500	—	(31,099)
CITI	12/16/2015	USD	19,748,310	JPY	2,368,401,000	105,815	(394)
CITI	12/16/2015	USD	8,857,037	KRW	10,522,183,000	—	(358,289)
CITI	12/16/2015	USD	3,479,819	MXN	58,917,000	632	(75,650)
CITI	12/16/2015	USD	383,085	MYR	1,603,500	11,166	(116)
CITI	12/16/2015	USD	19,004,175	NOK	157,438,500	493,988	(5,076)
CITI	12/16/2015	USD	18,490,347	NZD	29,101,000	—	(1,146,762)
CITI	12/16/2015	USD	3,004,635	PHP	141,786,500	1,503	(17,706)
CITI	12/16/2015	USD	6,478,146	PLN	24,710,500	97,882	(5,654)
CITI	12/16/2015	USD	21,452,755	SEK	180,150,000	342,541	—
CITI	12/16/2015	USD	3,864,986	SGD	5,462,500	2,754	(30,775)
CITI	12/16/2015	USD	7,872,953	TRY	24,158,000	5,153	(304,780)
CITI	12/16/2015	USD	2,968,052	TWD	96,489,500	2,460	(6,938)
CITI	12/17/2015	USD	5,084,884	ZAR	70,389,500	54,442	(12,506)
CITI	12/17/2015	ZAR	24,081,500	USD	1,778,684	—	(53,402)
CSFB	12/16/2015	AUD	4,755,000	USD	3,403,611	2,127	(22,992)
CSFB	12/16/2015	BRL	5,348,000	USD	1,349,702	18,936	(2,654)
CSFB	12/16/2015	CAD	9,386,000	USD	7,188,921	15,023	(27,837)
CSFB	12/16/2015	CHF	351,000	USD	365,954	16	(10,291)
CSFB	12/16/2015	CLP	268,081,500	USD	387,104	2,253	(3,406)
CSFB	12/16/2015	COP	651,089,500	USD	207,240	16,268	—
CSFB	12/16/2015	CZK	189,314,500	USD	7,872,155	321	(179,521)
CSFB	12/16/2015	EUR	35,722,684	USD	40,106,245	—	(793,139)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CSFB	12/16/2015	GBP	5,893,999	USD	9,041,751	$49,440	$(6,846)
CSFB	12/16/2015	HUF	494,535,500	USD	1,784,851	—	(35,926)
CSFB	12/16/2015	IDR	25,269,169,500	USD	1,819,132	10,644	(8,815)
CSFB	12/16/2015	ILS	4,258,000	USD	1,094,196	8,890	(2,193)
CSFB	12/16/2015	INR	229,066,000	USD	3,458,005	25,824	(7,926)
CSFB	12/16/2015	JPY	4,951,370,001	USD	41,220,057	18,557	(173,266)
CSFB	12/16/2015	KRW	14,453,848,000	USD	12,662,190	60,775	(64,286)
CSFB	12/16/2015	MXN	22,890,000	USD	1,365,199	15,920	(20)
CSFB	12/16/2015	MYR	1,914,500	USD	441,779	8,324	(5,911)
CSFB	12/16/2015	NOK	95,303,500	USD	11,403,915	1,826	(197,750)
CSFB	12/16/2015	NZD	48,617,000	USD	31,890,895	933,868	(18,418)
CSFB	12/16/2015	PHP	124,907,000	USD	2,680,851	2,229	(21,869)
CSFB	12/16/2015	PLN	6,432,500	USD	1,724,019	—	(61,673)
CSFB	12/16/2015	SEK	165,121,500	USD	19,895,028	—	(545,875)
CSFB	12/16/2015	SGD	3,453,500	USD	2,409,891	51,481	(136)
CSFB	12/16/2015	TRY	5,513,500	USD	1,842,438	23,331	(567)
CSFB	12/16/2015	TWD	50,747,500	USD	1,550,297	14,428	(1,358)
CSFB	12/16/2015	USD	24,820,292	AUD	35,083,500	82,574	(220,970)
CSFB	12/16/2015	USD	2,156,773	BRL	8,282,000	44,971	(3,583)
CSFB	12/16/2015	USD	24,208,791	CAD	32,104,001	—	(336,466)
CSFB	12/16/2015	USD	345,342	CHF	334,500	6,383	—
CSFB	12/16/2015	USD	1,110,150	CLP	776,026,500	289	(7,368)
CSFB	12/16/2015	USD	334,831	COP	1,006,832,500	447	(11,245)
CSFB	12/16/2015	USD	3,912,088	CZK	94,297,500	80,229	—
CSFB	12/16/2015	USD	40,008,606	EUR	35,920,500	500,882	(23,077)
CSFB	12/16/2015	USD	14,731,514	GBP	9,598,000	4,140	(65,902)
CSFB	12/16/2015	USD	1,428,606	HUF	399,091,500	17,219	—
CSFB	12/16/2015	USD	1,753,695	IDR	25,944,273,000	—	(115,917)
CSFB	12/16/2015	USD	1,708,091	ILS	6,714,499	161	(28,083)
CSFB	12/16/2015	USD	1,382,509	INR	93,158,500	—	(31,099)
CSFB	12/16/2015	USD	19,749,027	JPY	2,368,401,000	106,448	(311)
CSFB	12/16/2015	USD	8,857,038	KRW	10,522,182,999	—	(358,288)
CSFB	12/16/2015	USD	3,831,383	MXN	64,917,000	631	(86,102)
CSFB	12/16/2015	USD	383,085	MYR	1,603,500	11,166	(116)
CSFB	12/16/2015	USD	19,004,183	NOK	157,438,500	493,996	(5,076)
CSFB	12/16/2015	USD	18,491,304	NZD	29,101,000	—	(1,145,806)
CSFB	12/16/2015	USD	3,004,635	PHP	141,786,500	1,503	(17,706)
CSFB	12/16/2015	USD	6,478,183	PLN	24,710,500	97,921	(5,657)
CSFB	12/16/2015	USD	21,452,767	SEK	180,150,000	342,553	—
CSFB	12/16/2015	USD	4,174,236	SGD	5,902,500	2,753	(35,103)
CSFB	12/16/2015	USD	8,332,359	TRY	25,558,000	5,153	(318,993)
CSFB	12/16/2015	USD	2,968,065	TWD	96,489,500	2,460	(6,925)
CSFB	12/17/2015	USD	5,092,351	ZAR	70,489,500	54,745	(12,505)
CSFB	12/17/2015	ZAR	24,081,500	USD	1,778,685	—	(53,404)

Total						$6,259,318	$(10,140,822)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Short-Term U.S. Government Obligations	$—	$261,893,587	$—	$261,893,587
Short-Term Investment Companies	49,912,241	—	—	49,912,241

Total Investments	$49,912,241	$261,893,587	$—	$311,805,828

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$737,427	$—	$737,427
Futures Contracts (G)	4,762,095	—	—	4,762,095
Forward Foreign Currency Contracts (G)	—	6,259,318	—	6,259,318

Total Other Financial Instruments	$4,762,095	$6,996,745	$—	$11,758,840

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(685,180)	$—	$(685,180)
Futures Contracts (G)	(1,859,653)	—	—	(1,859,653)
Forward Foreign Currency Contracts (G)	—	(10,140,822)	—	(10,140,822)

Total Other Financial Instruments	$(1,859,653)	$(10,826,002)	$—	$(12,685,655)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2015.
(B)	Aggregate cost for federal income tax purposes is $327,377,727. Aggregate gross unrealized appreciation and depreciation for all securities is $8,296 and $11,153,192, respectively. Net unrealized depreciation for tax purposes is $11,144,896.
(C)	Cash in the amount of $10,741,402 has been segregated by the custodian as collateral for open swap and/or forward foreign currency contracts.
(D)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(E)	Cash in the amount of $13,084,200 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2015

CURRENCY ABBREVIATIONS (continued):

INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
ZAR	South African Rand
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
BOBL	Bundesobligationen (German Federal Government Securities)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
DJIA	Dow Jones Industrial Average
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HG	High Grade
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
JSE	Johannesburg Stock Exchange
KOSPI	Korean Composite Stock Price Index
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NASDAQ	National Association of Securities Dealers Automated Quotations
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
SGX	Singapore Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2015

	Transamerica Commodity Strategy	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Assets:
Investments, at value (A)	$26,015,236	$205,071,681	$311,805,828
Repurchase agreements, at value (B)	8,536,492	—	—
Cash	—	10,302	—
Cash on deposit with broker	—	17,155,272	13,084,200
Cash on deposit with custodian	2,845,575	570,143	10,741,402
Foreign currency, at value (C)	3,518	2,734	268,004
OTC swap agreements, at value	—	596,458	737,427
Unrealized appreciation on forward foreign currency contracts	—	2,370,536	6,259,318
Receivables:
Investments sold	—	—	75,900
Interest	20,670	1,825	423
Tax reclaims	1,136	—	—
Net income from securities lending	931	—	—
Variation margin receivable on derivative financial instruments	—	480,625	85,615
Total assets	37,423,558	226,259,576	343,058,117

Liabilities:
Due to custodian	—	—	2,596,954
Payables and other liabilities:
Shares of beneficial interest redeemed	82,619	—	737,951
Investments purchased	445,879	126,530	2,718,223
Investment advisory fees	19,392	129,985	300,370
Administration fees	954	5,695	8,192
Transfer agent fees	238	1,424	2,048
Trustees, CCO and deferred compensation fees	41	59	254
Audit and tax fees	15,617	20,897	16,506
Custody fees	4,833	77,531	214,937
Legal fees	365	2,360	2,690
Printing and shareholder reports fees	21	1,260	78
Registration fees	932	8,709	1,913
Other	115	240	646
OTC swap agreements, at value	5,238	830,111	685,180
Unrealized depreciation on forward foreign currency contracts	—	2,815,612	10,140,822
Total liabilities	576,244	4,020,413	17,426,764
Net assets	$36,847,314	$222,239,163	$325,631,353

Net assets consist of:
Paid-in capital	$37,183,828	$224,323,471	$315,537,383
Undistributed (distributions in excess of) net investment income (loss)	(334,516)	(2,028,630)	(18,505,618)
Accumulated net realized gain (loss)	(630)	344,187	29,501,198
Net unrealized appreciation (depreciation) on:
Investments	4,590	—	8,871
Swap agreements	(5,238)	113,979	52,247
Futures contracts	—	(46,525)	2,902,442
Translation of assets and liabilities denominated in foreign currencies	(720)	(467,319)	(3,865,170)
Net assets	$36,847,314	$222,239,163	$325,631,353
Shares outstanding (unlimited shares, no par value)	6,206,258	22,100,331	29,446,947
Net asset value and offering price per share	$5.94	$10.06	$11.06

(A) Investments, at cost	$26,010,646	$205,071,681	$311,796,957
(B) Repurchase agreements, at cost	$8,536,492	$—	$—
(C) Foreign currency, at cost	$4,238	$2,735	$286,748

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

CONSOLIDATED STATEMENTS OF OPERATIONS

For the period and year ended October 31, 2015

	Transamerica Commodity Strategy	Transamerica Global Multifactor Macro (A)	Transamerica Managed Futures Strategy
Investment Income:
Dividend income	$—	$296	$—
Interest income	21,275	8,371	224,138
Net income from securities lending	2,354	—	—
Withholding taxes on foreign income	—	(171)	(19)
Total investment income	23,629	8,496	224,119

Expenses:
Investment advisory fees	374,553	1,815,378	5,584,707
Administration fees	13,593	33,384	107,179
Transfer agent fees	3,930	9,169	30,955
Trustees, CCO and deferred compensation fees	817	2,000	6,052
Audit and tax fees	13,136	21,687	16,376
Custody fees	53,968	440,440	1,148,936
Legal fees	2,888	12,485	14,577
Printing and shareholder reports fees	88	5,981	3,764
Registration fees	1,116	15,158	4,184
Other	1,330	1,345	7,829
Total expenses before waiver and/or reimbursement and recapture	465,419	2,357,027	6,924,559
Expense waived and/or reimbursed	(54,900)	(542,929)	(1,046,205)
Recapture of previously waived and/or reimbursed fees	—	19,710	—
Net expenses	410,519	1,833,808	5,878,354
Net investment income (loss)	(386,890)	(1,825,312)	(5,654,235)

Net realized gain (loss) on:
Investments	(630)	—	5,606
Swap agreements	(14,918,318)	1,021,188	2,459,529
Futures contracts	—	(2,671,141)	44,970,030
Foreign currency transactions	—	3,339,099	29,314,239
Net realized gain (loss)	(14,918,948)	1,689,146	76,749,404

Net change in unrealized appreciation (depreciation) on:
Investments	19,539	—	8,871
Swap agreements	6,503	113,979	(4,792,503)
Futures contracts	—	(46,525)	(626,476)
Translation of assets and liabilities denominated in foreign currencies	(490)	(467,319)	(8,692,302)
Net change in unrealized appreciation (depreciation)	25,552	(399,865)	(14,102,410)
Net realized and change in unrealized gain (loss)	(14,893,396)	1,289,281	62,646,994
Net increase (decrease) in net assets resulting from operations	$(15,280,286)	$(536,031)	$56,992,759

(A)	Commenced operations on March 3, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the period and years ended:

	Transamerica Commodity Strategy		Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
	October 31, 2015	October 31, 2014	October 31, 2015 (A)	October 31, 2015	October 31, 2014
From operations:
Net investment income (loss)	$(386,890)	$(517,698)	$(1,825,312)	$(5,654,235)	$(6,061,689)
Net realized gain (loss)	(14,918,948)	(5,081,229)	1,689,146	76,749,404	17,074,857
Net change in unrealized appreciation (depreciation)	25,552	(9,057)	(399,865)	(14,102,410)	8,474,556
Net increase (decrease) in net assets resulting from operations	(15,280,286)	(5,607,984)	(536,031)	56,992,759	19,487,724

Distributions to shareholders:
Net investment income	—	—	—	(3,355,940)	(2,055,103)
Net realized gains	—	—	—	(19,223,096)	(12,761,076)
Total distributions to shareholders	—	—	—	(22,579,036)	(14,816,179)

Capital share transactions:
Proceeds from shares sold	5,004,974	4,660,196	234,790,032	109,648,363	102,647,377
Dividends and distributions reinvested	—	—	—	22,579,036	14,816,179
Cost of shares redeemed	(21,075,970)	(8,601,791)	(12,014,838)	(254,896,383)	(150,023,762)
Net increase (decrease) in net assets resulting from capital share transactions	(16,070,996)	(3,941,595)	222,775,194	(122,668,984)	(32,560,206)
Net increase (decrease) in net assets	(31,351,282)	(9,549,579)	222,239,163	(88,255,261)	(27,888,661)

Net assets:
Beginning of period/year	68,198,596	77,748,175	—	413,886,614	441,775,275
End of period/year	$36,847,314	$68,198,596	$222,239,163	$325,631,353	$413,886,614
Undistributed (distributions in excess of) net investment income (loss)	$(334,516)	$(431,801)	$(2,028,630)	$(18,505,618)	$(12,039,974)

Capital share transactions - shares:
Shares issued	728,585	539,912	23,292,482	9,748,911	10,292,020
Shares reinvested	—	—	—	2,102,331	1,449,724
Shares redeemed	(3,184,323)	(1,009,328)	(1,192,151)	(22,672,295)	(15,213,528)
Net increase (decrease) in shares outstanding	(2,455,738)	(469,416)	22,100,331	(10,821,053)	(3,471,784)

(A)	Commenced operations on March 3, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Commodity Strategy
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of year	$7.87	$8.51	$9.67	$10.77	$11.24
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.06)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	(1.88)	(0.58)	(1.10)	(0.66)	0.64
Total investment operations	(1.93)	(0.64)	(1.16)	(0.72)	0.57
Distributions:
Net investment income	—	—	—	(0.38)	(0.57)
Net realized gains	—	—	—	—	(0.47)
Total distributions	—	—	—	(0.38)	(1.04)
Net asset value, end of year	$5.94	$7.87	$8.51	$9.67	$10.77
Total return	(24.52)%	(7.52)%	(12.00)%	(6.57)%	5.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$36,847	$68,199	$77,748	$150,493	$177,843
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.86%	0.83%	0.71%	0.71%
Including waiver and/or reimbursement and recapture	0.78%	0.75%	0.72%	0.71%	0.71%
Net investment income (loss) to average net assets	(0.74)%	(0.68)%	(0.62)%	(0.62)%	(0.60)%
Portfolio turnover rate	—%	—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period indicated:	Transamerica Global Multifactor Macro
	October 31, 2015 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.10)
Net realized and unrealized gain (loss)	0.16
Total investment operations	0.06
Net asset value, end of period	$10.06
Total return	0.60	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$222,239
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.50	%(F)
Net investment income (loss) to average net assets (C)	(1.49	)%(F)
Portfolio turnover rate (G)	—	%(D)

(A)	Commenced operations on March 3, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Managed Futures Strategy
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011
Net asset value, beginning of year	$10.28	$10.10	$9.36	$9.34		$10.16
Investment operations:
Net investment income (loss) (A) (B)	(0.15)	(0.14)	(0.13)	(0.13)		(0.12)
Net realized and unrealized gain (loss)	1.46	0.64	0.87	0.16		(0.53)
Total investment operations	1.31	0.50	0.74	0.03		(0.65)
Distributions:
Net investment income	(0.08)	(0.04)	—	(0.00	)(C)	(0.10)
Net realized gains	(0.45)	(0.28)	—	(0.01)		(0.07)
Total distributions	(0.53)	(0.32)	—	(0.01)		(0.17)
Net asset value, end of year	$11.06	$10.28	$10.10	$9.36		$9.34
Total return	12.89%	4.97%	7.91%	0.31%		(6.52)%
Ratio and supplemental data:
Net assets end of year (000’s)	$325,631	$413,887	$441,775	$302,123		$262,409
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.68%	1.68%	1.57%	1.37%		1.31%
Including waiver and/or reimbursement and recapture	1.42%	1.42%	1.32%	1.37%		1.31%
Net investment income (loss) to average net assets (B)	(1.37)%	(1.39)%	(1.30)%	(1.35)%		(1.21)%
Portfolio turnover rate (E)	—%	—%	—%	—%		—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS

At October 31, 2015

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are a series of the Trust and are listed below.

Fund	Fund
Transamerica Core Bond	Transamerica Long/Short Strategy
Transamerica Developing Markets Equity	Transamerica Mid Cap Value
Transamerica Event Driven (A)	Transamerica Total Return
Transamerica Global Real Estate Securities	Transamerica Commodity Strategy
Transamerica Intermediate Bond	Transamerica Global Multifactor Macro (B)
Transamerica International Equity Opportunities	Transamerica Managed Futures Strategy
Transamerica International Small Cap

(A)	Fund commenced operations on March 31, 2015.
(B)	Fund commenced operations on March 3, 2015.

Transamerica Event Driven, Transamerica Global Real Estate Securities, Transamerica Commodity Strategy, Transamerica Global Multifactor Macro, and Transamerica Managed Futures Strategy are “non-diversified” funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Fund’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and their dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and trustees’ and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

1. ORGANIZATION (continued)

these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations or Consolidated Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations or Consolidated Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statements of Operations or Consolidated Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations. For the year ended October 31, 2015, commissions recaptured are as follows:

Fund	Commissions Recaptured
Transamerica Global Real Estate Securities	$5,978
Transamerica International Equity Opportunities	256
Transamerica Mid Cap Value	1,275

Statements of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, or little or no illiquid investments, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, or illiquid investments, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared for Transamerica Event Driven and Transamerica Long/Short Strategy using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2015, is disclosed in the Security Valuation section of each Fund’s Schedule of Investments or Consolidated Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

3. SECURITY VALUATION (continued)

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Funds normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on the ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Funds held no unsecured loan participations at October 31, 2015. Open secured loan participations and assignments at October 31, 2015, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2015, if any, are identified in the Schedule of Investments or Consolidated Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2015, if any, are identified in the Schedule of Investments or Consolidated Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at October 31, 2015, if any, are identified in the Schedule of Investments or Consolidated Schedule of Investments. Open balances at October 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2015, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations or Consolidated Statements of Operations with a corresponding adjustment to cost.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at October 31, 2015, if any, are identified in the Schedule of Investments or Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations or Consolidated Statements of Operations. Net income from securities lending in the Statements of Operations or Consolidated Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2015, if any, are shown on a gross basis in the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Reverse repurchase agreements: The Funds may enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds are subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Funds exercising their rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended October 31, 2015, the Fund’s average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Transamerica Total Return	$13,446,663	172	0.13%

Open reverse repurchase agreements at October 31, 2015, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and are reflected as a liability in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds, the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds’ obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Funds’ forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds’ turnover rates.

The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2015, Transamerica Total Return earned price drop fee income of $196,989. The price drop fee income is included in Interest income in the Statements of Operations or Consolidated Statements of Operations.

The outstanding payable for securities to be repurchased is included in Payable for sale-buyback financing transactions in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included in Interest on the Statements of Operations or Consolidated Statements of Operations. In periods of increased demand of the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds, and is reflected in Interest income on the Statements of Operations or Consolidated Statements of Operations.

For the year ended October 31, 2015, the Fund’s average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Transamerica Total Return	$8,112,668	184	0.04%

Open sale-buyback financing transactions at October 31, 2015, if any, are identified in the Schedule of Investments or Consolidated Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments or Consolidated Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments or Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2015.

Open repurchase agreements at October 31, 2015, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and are reflected as an asset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Line of credit: Transamerica Event Driven has entered into an agreement with Citibank, N.A. to provide a $60 million committed line of credit to the Fund to be utilized for the purpose of purchasing or carrying securities. An upfront facility fee, calculated as 0.25% of the entire commitment amount, was due to Citibank, N.A. on the closing date of the agreement. Interest is charged to the Fund based on its borrowings at a rate per year of 1.20% plus the one-month London Interbank Offered Rate (“LIBOR”) rate. The Fund has agreed to pay commitment fees of 0.15% per year on the unused portion of the line of credit during the preceding calendar month. The facility fee is included in Other, and the interest expense and commitment fees are included in Interest within the Statements of Operations or Consolidated Statements of Operations.

For the year ended October 31, 2015, the Fund’s average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Transamerica Event Driven	$15,000,000	163	1.39%

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends and interest from securities sold short on the Statements of Operations or Consolidated Statements of Operations. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Net realized gain (loss) on Securities sold short on the Statements of Operations or Consolidated Statements of Operations.

Open short sale transactions at October 31, 2015, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and are reflected as a liability in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Core Bond
Securities Lending Transactions
Corporate Debt Securities	$9,870,158	$—	$—	$—	$9,870,158
Foreign Government Obligations	966,008	—	—	—	966,008
U.S. Government Obligations	16,456,876	—	—	—	16,456,876
Total	$27,293,042	$—	$—	$—	$27,293,042
Total Borrowings	$27,293,042	$—	$—	$—	$27,293,042
Gross amount of recognized liabilities for securities lending transactions					$27,293,042

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Developing Markets Equity
Securities Lending Transactions
Common Stocks	$29,822,500	$—	$—	$—	$29,822,500
Total Borrowings	$29,822,500	$—	$—	$—	$29,822,500
Gross amount of recognized liabilities for securities lending transactions					$29,822,500

Transamerica Event Driven
Securities Lending Transactions
Common Stocks	$11,807,156	$—	$—	$—	$11,807,156
Convertible Bonds	7,307,748	—	—	—	7,307,748
Corporate Debt Securities	2,562,504	—	—	—	2,562,504
Total	$21,677,408	$—	$—	$—	$21,677,408
Total Borrowings	$21,677,408	$—	$—	$—	$21,677,408
Gross amount of recognized liabilities for securities lending transactions					$21,677,408

Transamerica Global Real Estate Securities
Securities Lending Transactions
Common Stocks	$7,123,672	$—	$—	$—	$7,123,672
Total Borrowings	$7,123,672	$—	$—	$—	$7,123,672
Gross amount of recognized liabilities for securities lending transactions					$7,123,672

Transamerica Intermediate Bond
Securities Lending Transactions
Corporate Debt Securities	$4,718,830	$—	$—	$—	$4,718,830
Total Borrowings	$4,718,830	$—	$—	$—	$4,718,830
Gross amount of recognized liabilities for securities lending transactions					$4,718,830

Transamerica International Equity Opportunities
Securities Lending Transactions
Common Stocks	$16,891,034	$—	$—	$—	$16,891,034
Total Borrowings	$16,891,034	$—	$—	$—	$16,891,034
Gross amount of recognized liabilities for securities lending transactions					$16,891,034

Transamerica International Small Cap
Securities Lending Transactions
Common Stocks	$86,694,654	$—	$—	$—	$86,694,654
Total Borrowings	$86,694,654	$—	$—	$—	$86,694,654
Gross amount of recognized liabilities for securities lending transactions					$86,694,654

Transamerica Mid Cap Value
Securities Lending Transactions
Common Stocks	$20,801,412	$—	$—	$—	$20,801,412
Total Borrowings	$20,801,412	$—	$—	$—	$20,801,412
Gross amount of recognized liabilities for securities lending transactions					$20,801,412

Transamerica Total Return
Securities Lending Transactions
Corporate Debt Securities	$3,626,850	$—	$—	$—	$3,626,850
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$27,663,084	$—	$—	$27,663,084
Total	$3,626,850	$27,663,084	$—	$—	$31,289,934
Total Borrowings	$3,626,850	$27,663,084	$—	$—	$31,289,934
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$31,289,934

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Credit default swaptions: The Funds may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Funds the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

As of October 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
Transamerica Event Driven	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at March 31, 2015 (A)	$—	—	$—	—
Options written	67,500	384	129,755	1,271
Options closed	(63,966)	(334)	(65,141)	(526)
Options expired	(3,534)	(50)	(64,614)	(745)
Options exercised	—	—	—	—

Balance at October 31, 2015	$—	—	$—	—

(A)	Fund commenced operations on March 31, 2015.

	Call Options		Put Options
Transamerica Total Return	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at October 31, 2014	$—	—	$78,096	310
Options written	624,196	1,905	568,621	1,761
Options closed	(43,392)	(120)	(84,526)	(261)
Options expired	(400,469	(1,289)	(379,753)	(1,257)
Options exercised	(135,375)	(399)	(182,438)	(553)

Balance at October 31, 2015	$44,960	97	$—	—

As of October 31, 2015, transactions in written swaptions and foreign exchange options are as follows:

	Call Options
Transamerica Total Return	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at October 31, 2014	$642,630	AUD	3,400,000	EUR	22,800,000	USD	168,800,000
Options written	1,214,695		8,700,000		45,200,000		165,700,000
Options closed	(100,468)		—		—		(22,300,000)
Options expired	(794,223)		(4,700,000)		(23,800,000)		(147,500,000)
Options exercised	(477,570)		—		(28,100,000)		(93,300,000)
Balance at October 31, 2015	$485,064	AUD	7,400,000	EUR	16,100,000	USD	71,400,000

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Put Options
Transamerica Total Return	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at October 31, 2014	$1,549,587	AUD	19,700,000	EUR	31,500,000	USD	154,400,000
Options written	1,790,006		9,500,000		35,100,000		230,800,000
Options closed	(305,773)		—		(7,200,000)		(31,300,000)
Options expired	(2,043,714)		(13,800,000)		(47,173,000)		(213,700,000)
Options exercised	(197,574)		(15,400,000)		(12,227,000)		(800,000)
Balance at October 31, 2015	$792,532	AUD	—	EUR	—	USD	139,400,000

Open option contracts at October 31, 2015, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and LIBOR forward rate to calculate the daily settlement price. The Funds enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statements of Operations or Consolidated Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statements of Operations or Consolidated Statements of Operations. Net periodic payments received or paid by the Funds are included as part of Net realized gain (loss) in the Statements of Operations or Consolidated Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swap agreements to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swap agreements, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments or Consolidated Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments or Consolidated Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at October 31, 2015, if any, are listed in the Schedule of Investments or Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Funds, if applicable, and is shown in variation margin receivable or payable within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Open OTC swap agreements at October 31, 2015, if any, are listed in the Schedule of Investments or Consolidated Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2015, if any, are listed in the Schedule of Investments or Consolidated Schedule of Investments. Variation margin receivable or payable, if applicable, is shown on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Transamerica Managed Futures Strategy utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2015, if any, are listed in the Schedule of Investments or Consolidated Schedule of Investments.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2015.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Event Driven
Purchased options and swaptions (A) (B)	$—	$—	$1,083,735	$—	$—	$1,083,735
Unrealized appreciation on forward foreign currency contracts	—	164,744	—	—	—	164,744
Total (E)	$—	$164,744	$1,083,735	$—	$—	$1,248,479

Transamerica Total Return
Purchased options and swaptions (A) (B)	$606,591	$—	$—	$—	$—	$606,591
Centrally cleared swap agreements, at value (B) (C)	607,169	—	—	686,471	—	1,293,640
OTC swap agreements, at value	244,647	—	—	78,849	—	323,496
Net unrealized appreciation on futures contracts (B) (D)	920,621	—	—	—	—	920,621
Unrealized appreciation on forward foreign currency contracts	—	14,344,753	—	—	—	14,344,753
Total (E)	$2,379,028	$14,344,753	$—	$765,320	$—	$17,489,101

Transamerica Global Multifactor Macro
Centrally cleared swap agreements, at value (B) (C)	$5,858,451	$—	$—	$—	$—	$5,858,451
OTC swap agreements, at value	202,839	—	347,457	—	46,162	596,458
Net unrealized appreciation on futures contracts (B) (D)	1,207,469	—	1,679,305	—	1,027,091	3,913,865
Unrealized appreciation on forward foreign currency contracts	—	2,370,536	—	—	—	2,370,536
Total (E)	$7,268,759	$2,370,536	$2,026,762	$—	$1,073,253	$12,739,310

Transamerica Managed Futures Strategy
OTC swap agreements, at value	$376,866	$—	$136,941	$—	$223,620	$737,427
Net unrealized appreciation on futures contracts (B) (D)	2,769,994	—	444,394	—	1,547,707	4,762,095
Unrealized appreciation on forward foreign currency contracts	—	6,259,318	—	—	—	6,259,318
Total (E)	$3,146,860	$6,259,318	$581,335	$—	$1,771,327	$11,758,840

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Event Driven
Unrealized depreciation on forward foreign currency contracts	$—	$(37,297)	$—	$—	$—	$(37,297)
Total (E)	$—	$(37,297)	$—	$—	$—	$(37,297)

Transamerica Total Return
Written options and swaptions, at value	$(588,545)	$(103,410)	$—	$—	$—	$(691,955)
Centrally cleared swap agreements, at value (B) (C)	(4,408,685)	—	—	—	—	(4,408,685)
OTC swap agreements, at value	—	—	—	(953,223)	—	(953,223)
Net unrealized depreciation on futures contracts (B) (D)	(2,005,126)	—	—	—	—	(2,005,126)
Unrealized depreciation on forward foreign currency contracts	—	(2,775,922)	—	—	—	(2,775,922)
Total (E)	$(7,002,356)	$(2,879,332)	$—	$(953,223)	$—	$(10,834,911)

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Commodity Strategy
OTC swap agreements, at value	$—	$—	$—	$—	$(5,238)	$(5,238)
Total (E)	$—	$—	$—	$—	$(5,238)	$(5,238)

Transamerica Global Multifactor Macro
Centrally cleared swap agreements, at value (B) (C)	$(5,752,265)	$—	$—	$—	$—	$(5,752,265)
OTC swap agreements, at value	(712,711)	—	(77,762)	—	(39,638)	(830,111)
Net unrealized depreciation on futures contracts (B) (D)	(2,063,599)	—	(1,441,243)	—	(455,548)	(3,960,390)
Unrealized depreciation on forward foreign currency contracts	—	(2,815,612)	—	—	—	(2,815,612)
Total (E)	$(8,528,575)	$(2,815,612)	$(1,519,005)	$—	$(495,186)	$(13,358,378)

Transamerica Managed Futures Strategy
OTC swap agreements, at value	$(423,252)	$—	$(148,266)	$—	$(113,662)	$(685,180)
Net unrealized depreciation on futures contracts (B) (D)	(326,687)	—	(418,399)	—	(1,114,567)	(1,859,653)
Unrealized depreciation on forward foreign currency contracts	—	(10,140,822)	—	—	—	(10,140,822)
Total (E)	$(749,939)	$(10,140,822)	$(566,665)	$—	$(1,228,229)	$(12,685,655)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(E)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statements of Operations or Consolidated Statements of Operations, categorized by primary market risk exposure as of October 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Event Driven
Purchased options and swaptions (A)	$—	$—	$(608,142)	$—	$—	$(608,142)
Written options and swaptions	—	—	74,117	—	—	74,117
Futures contracts	6,335	—	(44,800)	—	—	(38,465)
Forward foreign currency contracts (B)	—	299,130	—	—	—	299,130
Total	$6,335	$299,130	$(578,825)	$—	$—	$(273,360)

Transamerica Total Return
Purchased options and swaptions (A)	$(75,578)	$3,130	$—	$—	$—	$(72,448)
Written options and swaptions	2,566,733	1,212,530	—	—	—	3,779,263
Swap agreements	(16,965,844)	—	—	(1,102,430)	—	(18,068,274)
Futures contracts	13,881,813	—	—	—	—	13,881,813
Forward foreign currency contracts (B)	—	25,556,760	—	—	—	25,556,760
Total	$(592,876)	$26,772,420	$—	$(1,102,430)	$—	$25,077,114

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Commodity Strategy
Swap agreements	$—	$—	$—	$—	$(14,918,318)	$(14,918,318)
Total	$—	$—	$—	$—	$(14,918,318)	$(14,918,318)

Transamerica Global Multifactor Macro
Swap agreements	$1,427,124	$—	$(269,588)	$—	$(136,348)	$1,021,188
Futures contracts	619,726	—	(4,978,989)	—	1,688,122	(2,671,141)
Forward foreign currency contracts (B)	—	3,464,382	—	—	—	3,464,382
Total	$2,046,850	$3,464,382	$(5,248,577)	$—	$1,551,774	$1,814,429

Transamerica Managed Futures Strategy
Swap agreements	$1,836,260	$—	$(3,088,441)	$—	$3,711,710	$2,459,529
Futures contracts	13,322,877	—	611,179	—	31,035,974	44,970,030
Forward foreign currency contracts (B)	—	28,656,656	—	—	—	28,656,656
Total	$15,159,137	$28,656,656	$(2,477,262)	$—	$34,747,684	$76,086,215

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Transamerica Event Driven
Purchased options and swaptions (C)	$—	$—	$(185,627)	$—	$—	$(185,627)
Forward foreign currency contracts (D)	—	127,447	—	—	—	127,447
Total	$—	$127,447	$(185,627)	$—	$—	$(58,180)

Transamerica Total Return
Purchased options and swaptions (C)	$(281,043)	$—	$—	$—	$—	$(281,043)
Written options and swaptions	46,915	278,646	—	(17,010)	—	308,551
Swap agreements	4,566,014	—	—	(712,561)	—	3,853,453
Futures contracts	(2,940,422)	—	—	—	—	(2,940,422)
Forward foreign currency contracts (D)	—	(397,864)	—	—	—	(397,864)
Total	$1,391,464	$(119,218)	$—	$(729,571)	$—	$542,675

Transamerica Commodity Strategy
Swap agreements	$—	$—	$—	$—	$6,503	$6,503
Total	$—	$—	$—	$—	$6,503	$6,503

Transamerica Global Multifactor Macro
Swap agreements	$(162,240)	$—	$269,695	$—	$6,524	$113,979
Futures contracts	(856,130)	—	238,062	—	571,543	(46,525)
Forward foreign currency contracts (D)	—	(445,076)	—	—	—	(445,076)
Total	$(1,018,370)	$(445,076)	$507,757	$—	$578,067	$(377,622)

Transamerica Managed Futures Strategy
Swap agreements	$(575,325)	$—	$(342,632)	$—	$(3,874,546)	$(4,792,503)
Futures contracts	(1,161,663)	—	1,407,979	—	(872,792)	(626,476)
Forward foreign currency contracts (D)	—	(8,694,553)	—	—	—	(8,694,553)
Total	$(1,736,988)	$(8,694,553)	$1,065,347	$—	$(4,747,338)	$(14,113,532)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations or Consolidated Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations or Consolidated Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations or Consolidated Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations or Consolidated Statements of Operations.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2015.

	Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
Transamerica Event Driven	$248,224	$611,220	$(35,419)	$(53,250)	$—	—	(1,667,117)	$1,999,447	$24,505,266
Transamerica Total Return	182,294	247,407	(393,010)	(514,512)	496,454,250	248,834,615	(318,173,077)	191,926,912	365,767,667
Transamerica Commodity Strategy	—	—	—	—	52,448,528	—		—	—
Transamerica Global Multifactor Macro	—	—	—	—	2,098,212,895	538,768,414	(8,094,269,573)	138,767,722	141,519,836
Transamerica Managed Futures Strategy	—	—	—	—	415,878,337	5,354,775,115	(152,316,787)	936,561,147	1,129,134,769

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented in Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Transamerica Total Return
BNP Paribas	$1,337,510	$(201,092)	$(1,136,418)	$—	$201,092	$(201,092)	$—	$—
Bank of America, N.A.	4,459,062	(203,006)	(4,240,000)	16,056	203,006	(203,006)	—	—
Barclays Bank PLC	1,091,403	(31,405)	(1,059,998)	—	31,405	(31,405)	—	—
Barclays Capital, Inc.	265,661	—	—	265,661	—	—	—	—
Citibank N.A.	2,010,983	(250,345)	(1,760,638)	—	250,345	(250,345)	—	—
Deutsche Bank AG	2,645,132	(1,297,261)	(1,347,871)	—	1,297,261	(1,297,261)	—	—
Goldman Sachs Bank	203,880	(203,880)	—	—	288,432	(203,880)	—	84,552
Goldman Sachs International	—	—	—	—	491,966	—	(491,966)	—
HSBC Bank USA	263,252	(199,214)	—	64,038	199,214	(199,214)	—	—
JPMorgan Chase Bank, N.A.	581,239	(572,809)	—	8,430	572,809	(572,809)	—	—
Morgan Stanley Capital Services, Inc.	435,378	(435,378)	—	—	445,632	(435,378)	—	10,254
Nomura Global Financial Products, Inc.	—	—	—	—	7,058	—	—	7,058
Royal Bank of Scotland PLC	—	—	—	—	17,223	—	—	17,223
Standard Chartered Bank	15,034	(15,034)	—	—	178,847	(15,034)	—	163,813
UBS AG	1,962,532	(210,528)	(1,580,000)	172,004	210,528	(210,528)	—	—
Other Derivatives (C)	2,218,035	—	—	2,218,035	6,440,093	—	—	6,440,093

Total	$17,489,101	$(3,619,952)	$(11,124,925)	$2,744,224	$10,834,911	$(3,619,952)	$(491,966)	$6,722,993

Transamerica Commodity Strategy
Merrill Lynch International	$—	$—	$—	$—	$1,837	$—	$(1,837)	$—
UBS AG	—	—	—	—	3,401	—	(3,401)	—

Total	$—	$—	$—	$—	$5,238	$—	$(5,238)	$—

Transamerica Global Multifactor Macro
Citibank N.A.	$1,222,120	$(1,222,120)	$—	$—	$1,450,240	$(1,222,120)	$(228,120)	$—
Credit Suisse International	1,175,130	(1,175,130)	—	—	1,402,310	(1,175,130)	(227,180)	—
Merrill Lynch International	569,744	(569,744)	—	—	793,173	(569,744)	(223,429)	—
Other Derivatives (C)	9,772,316	—	—	9,772,317	9,712,655	—	—	9,712,655

Total	$12,739,310	$(2,966,994)	$—	$9,772,317	$13,358,378	$(2,966,994)	$(678,729)	$9,712,655

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented in Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Transamerica Managed Futures Strategy
Bank of America, N.A.	$513,807	$(513,807)	$—	$—	$571,518	$(513,807)	$(717)	$56,994
Citibank N.A.	3,323,322	(3,323,322)	—	—	5,149,537	(3,323,322)	(1,826,215)	—
Credit Suisse International	3,137,105	(3,137,105)	—	—	5,082,377	(3,137,105)	(1,752,885)	192,387
Deutsche Bank AG	15,111	(15,111)	—	—	22,570	(15,111)	(7,459)	—
Merrill Lynch International	7,400	—	—	7,400	—	—	—	—
Other Derivatives (C)	4,762,095	—	—	4,762,095	1,859,653	—	—	1,859,653

Total	$11,758,840	$(6,989,345)	$—	$4,769,495	$12,685,655	$(6,989,345)	$(3,587,276)	$2,109,034

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectuses, including but not limited to the following:

Arbitrage strategy risk: Securities purchased pursuant to an arbitrage strategy intend to take advantage of a perceived relationship between the values of two or more securities and may not perform as expected.

Commodity risk: The risk of investing in commodities, or instruments whose performance is linked to the price of an underlying commodity or commodity index, include regulatory, economic and political developments, weather events and natural disasters and market disruptions. The commodities markets may be subject to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

7. RISK FACTORS (continued)

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition, REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. BASIS FOR CONSOLIDATION

The Subsidiaries are organized under the laws of the Cayman Islands as wholly-owned subsidiaries which act as investment vehicles for Transamerica Commodity Strategy, Transamerica Global Multifactor Macro, and Transamerica Managed Futures Strategy, respectively. The principal purpose of investment of the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

At October 31, 2015, the percentage of each Subsidiary’s net assets owned by the Funds are as follows:

Fund	Subsidiary	Market Value	Percentage of Net Assets
Transamerica Commodity Strategy	Transamerica Cayman Commodity Strategy, Ltd.	$6,190,316	16.80%
Transamerica Global Multifactor Macro	Transamerica Cayman Global Multifactor Macro, Ltd.	50,799,780	22.86
Transamerica Managed Futures Strategy	Transamerica Cayman Managed Futures Strategy, Ltd.	73,697,328	22.63

9. AFFILIATES AND AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC is both an affiliate and sub-adviser of Transamerica Intermediate Bond.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

9. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2015, the percentage of each Fund’s net assets owned by affiliated investments are as follows:

Transamerica Core Bond	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$141,100,828	15.17%
Transamerica Asset Allocation – Conservative VP	47,157,762	5.07
Transamerica Asset Allocation – Moderate Growth Portfolio	182,526,365	19.62
Transamerica Asset Allocation – Moderate Growth VP	16,053,178	1.73
Transamerica Asset Allocation – Moderate Portfolio	240,544,963	25.85
Transamerica Asset Allocation – Moderate VP	182,404,144	19.61
Transamerica International Moderate Growth VP	6,403,454	0.69
Transamerica Madison Balanced Allocation VP	17,819,112	1.92
Transamerica Madison Conservative Allocation VP	18,769,747	2.02
Transamerica Voya Balanced Allocation VP	1,474,566	0.16
Transamerica Voya Conservative Allocation VP	287,612	0.03
Transamerica Voya Moderate Growth Allocation VP	766,615	0.08
Total	$855,308,346	91.95%

Transamerica Developing Markets Equity
Transamerica Asset Allocation – Conservative Portfolio	$16,927,831	4.56%
Transamerica Asset Allocation – Growth Portfolio	79,758,884	21.50
Transamerica Asset Allocation – Moderate Growth Portfolio	116,030,315	31.27
Transamerica Asset Allocation – Moderate Growth VP	31,772,421	8.56
Transamerica Asset Allocation – Moderate Portfolio	57,564,357	15.52
Transamerica Asset Allocation – Moderate VP	36,958,236	9.96
Transamerica Multi-Manager Alternative Strategies Portfolio	16,046,579	4.33
Transamerica Multi-Manager Alternative Strategies VP	77,974	0.02
Total	$355,136,597	95.72%

Transamerica Event Driven
Transamerica Asset Allocation – Conservative Portfolio	$9,246,065	7.39%
Transamerica Asset Allocation – Growth Portfolio	38,716,452	30.95
Transamerica Asset Allocation – Moderate Growth Portfolio	28,630,548	22.88
Transamerica Asset Allocation – Moderate Portfolio	20,336,662	16.26
Transamerica Multi-Manager Alternative Strategies Portfolio	27,530,083	22.00
Transamerica Multi-Manager Alternative Strategies VP	138,500	0.11
Total	$124,598,310	99.59%

Transamerica Global Real Estate Securities
Transamerica Asset Allocation – Growth Portfolio	$5,750,805	11.14%
Transamerica Asset Allocation – Moderate Growth Portfolio	14,859,134	28.78
Transamerica Multi-Manager Alternative Strategies Portfolio	22,711,910	43.98
Transamerica Multi-Manager Alternative Strategies VP	114,292	0.22
Total	$43,436,141	84.12%

Transamerica Intermediate Bond
Transamerica Asset Allocation – Conservative Portfolio	$60,554,094	7.48%
Transamerica Asset Allocation – Conservative VP	156,212,931	19.29
Transamerica Asset Allocation – Moderate Growth Portfolio	76,228,542	9.41
Transamerica Asset Allocation – Moderate Growth VP	103,058,849	12.72
Transamerica Asset Allocation – Moderate Portfolio	99,715,758	12.31
Transamerica Asset Allocation – Moderate VP	285,937,257	35.31
Transamerica International Moderate Growth VP	5,120,483	0.63
Transamerica Voya Balanced Allocation VP	514,050	0.06
Transamerica Voya Conservative Allocation VP	128,908	0.02
Transamerica Voya Moderate Growth Allocation VP	35,057	0.00	(A)
Total	$787,505,929	97.23%

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

9. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica International Equity Opportunities	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$11,263,328	1.67%
Transamerica Asset Allocation – Conservative VP	30,457,932	4.51
Transamerica Asset Allocation – Growth Portfolio	56,160,970	8.32
Transamerica Asset Allocation – Growth VP	42,264,630	6.26
Transamerica Asset Allocation – Moderate Growth Portfolio	91,952,109	13.62
Transamerica Asset Allocation – Moderate Growth VP	174,886,591	25.90
Transamerica Asset Allocation – Moderate Portfolio	40,739,204	6.03
Transamerica Asset Allocation – Moderate VP	103,879,358	15.38
Transamerica International Moderate Growth VP	107,199,821	15.88
Transamerica Voya Balanced Allocation VP	558,347	0.08
Transamerica Voya Conservative Allocation VP	49,002	0.01
Transamerica Voya Moderate Growth Allocation VP	307,308	0.05
Total	$659,718,600	97.71%

Transamerica International Small Cap
Transamerica Asset Allocation – Conservative Portfolio	$6,834,684	0.78%
Transamerica Asset Allocation – Conservative VP	28,527,092	3.24
Transamerica Asset Allocation – Growth Portfolio	39,988,335	4.55
Transamerica Asset Allocation – Growth VP	48,863,595	5.56
Transamerica Asset Allocation – Moderate Growth Portfolio	49,554,735	5.63
Transamerica Asset Allocation – Moderate Growth VP	253,316,154	28.80
Transamerica Asset Allocation – Moderate Portfolio	20,856,602	2.37
Transamerica Asset Allocation – Moderate VP	271,348,406	30.85
Transamerica International Moderate Growth VP	134,735,291	15.32
Transamerica Multi-Manager Alternative Strategies Portfolio	15,365,183	1.75
Transamerica Multi-Manager Alternative Strategies VP	75,791	0.01
Transamerica Voya Balanced Allocation VP	763,258	0.09
Transamerica Voya Conservative Allocation VP	112,110	0.01
Transamerica Voya Moderate Growth Allocation VP	775,127	0.09
Total	$871,116,363	99.05%

Transamerica Long/Short Strategy
Transamerica Multi-Manager Alternative Strategies Portfolio	$35,278,705	99.45%
Transamerica Multi-Manager Alternative Strategies VP	177,618	0.50
Total	$35,456,323	99.95%

Transamerica Mid Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$10,204,717	3.76%
Transamerica Asset Allocation – Growth Portfolio	78,800,067	29.05
Transamerica Asset Allocation – Moderate Growth Portfolio	117,609,920	43.35
Transamerica Asset Allocation – Moderate Portfolio	52,718,271	19.43
Total	$259,332,975	95.59%

Transamerica Total Return
Transamerica Asset Allocation – Conservative Portfolio	$140,236,744	23.04%
Transamerica Asset Allocation – Moderate Growth Portfolio	164,944,661	27.10
Transamerica Asset Allocation – Moderate Portfolio	226,391,936	37.20
Total	$531,573,341	87.34%

Transamerica Commodity Strategy
Transamerica Asset Allocation – Conservative Portfolio	$5,078,193	13.78%
Transamerica Asset Allocation – Moderate Growth Portfolio	17,920,038	48.64
Transamerica Asset Allocation – Moderate Portfolio	13,258,648	35.98
Total	$36,256,879	98.40%

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

9. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica Global Multifactor Macro	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$14,001,539	6.30%
Transamerica Asset Allocation – Growth Portfolio	40,003,160	18.00
Transamerica Asset Allocation – Growth VP	28,261,692	12.72
Transamerica Asset Allocation – Moderate Growth Portfolio	44,870,935	20.19
Transamerica Asset Allocation – Moderate Portfolio	31,451,454	14.15
Transamerica Multi-Manager Alternative Strategies Portfolio	62,540,688	28.14
Transamerica Multi-Manager Alternative Strategies VP	314,478	0.14
Total	$221,443,946	99.64%

Transamerica Managed Futures Strategy
Transamerica Asset Allocation – Conservative Portfolio	$23,723,358	7.29%
Transamerica Asset Allocation – Growth Portfolio	77,390,601	23.77
Transamerica Asset Allocation – Growth VP	46,419,141	14.25
Transamerica Asset Allocation – Moderate Growth Portfolio	72,109,835	22.14
Transamerica Asset Allocation – Moderate Portfolio	51,012,857	15.67
Transamerica Multi-Manager Alternative Strategies Portfolio	53,105,267	16.31
Transamerica Multi-Manager Alternative Strategies VP	267,285	0.08
Total	$324,028,344	99.51%

(A)	Percentage rounds to less than 0.01%.

Investment advisory fees: Each Fund pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following breakpoints and rates:

Fund	Rate
Transamerica Core Bond
First $750 million	0.450%
Over $750 million up to $1 billion	0.400
Over $1 billion	0.375
Transamerica Developing Markets Equity
First $50 million	1.200
Over $50 million up to $200 million	1.150
Over $200 million up to $500 million	1.100
Over $500 million	1.050
Transamerica Event Driven
First $50 million	1.220
Over $50 million up to $300 million	1.100
Over $300 million up to $750 million	1.050
Over $750 million	1.025
Transamerica Global Real Estate Securities
First $250 million	0.800
Over $250 million up to $500 million	0.775
Over $500 million up to $1 billion	0.700
Over $1 billion	0.650
Transamerica Intermediate Bond
First $2 billion	0.350
Over $2 billion	0.335
Transamerica International Equity Opportunities
First $250 million	0.900
Over $250 million up to $500 million	0.875
Over $500 million up to $1 billion	0.850
Over $1 billion	0.800
Transamerica International Small Cap
First $300 million	1.070
Over $300 million	1.000

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

9. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Transamerica Long/Short Strategy
First 300 million	1.200%
Over $300 million up to $1 billion	1.150
Over $1 billion	1.125
Transamerica Mid Cap Value
First $100 million	0.850
Over $100 million	0.800
Transamerica Total Return
Effective July 1, 2015
First $250 million	0.650
Over $250 million up to $500 million	0.640
Over $500 million up to $750 million	0.630
Over $750 million up to $1 billion	0.600
Over $1 billion up to $3 billion	0.570
Over $3 billion	0.540
Prior to July 1, 2015
First $250 million	0.675
Over $250 million up to $750 million	0.650
Over $750 million	0.600
Transamerica Commodity Strategy
First $200 million	0.610
Over $200 million up to $1 billion	0.590
Over $1 billion	0.560
Transamerica Global Multifactor Macro
First $150 million	1.220
Over $150 million up to $300 million	1.160
Over $300 million up to $500 million	1.110
Over $500 million up to $600 million	1.100
Over $600 million	1.050
Transamerica Managed Futures Strategy
First $500 million	1.100
Over $500 million	1.050

Transamerica Cayman Commodity Strategy, Ltd., Transamerica Cayman Global Multifactor Macro, Ltd., and Transamerica Cayman Managed Futures Strategy, Ltd. entered into separate contracts with TAM for the management of the Subsidiaries pursuant to which the Subsidiaries pay TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Funds’ management fee in an amount equal to the management fee paid to TAM by the Subsidiaries. This management fee waiver, which is reflected in Expense waiver and/or reimbursement on the Consolidated Statements of Operations, may not be discontinued by TAM as long as its contract with the Subsidiaries is in place.

For the year ended October 31, 2015, the amounts waived are $54,900, $341,917 and $1,046,205, respectively for Transamerica Cayman Commodity Strategy, Ltd., Transamerica Cayman Global Multifactor Macro, Ltd., and Transamerica Cayman Managed Futures Strategy, Ltd.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual limits. Funds not listed in the below table do not have an expense limit.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Transamerica Core Bond
Effective March 1, 2015	0.60%	March 1, 2016
Prior to March 1, 2015	0.70
Transamerica Developing Markets Equity	1.45	March 1, 2016
Transamerica Event Driven	1.35	March 31, 2016
Transamerica Intermediate Bond	0.55	March 1, 2016

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

9. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Transamerica International Small Cap	1.27%	March 1, 2016
Transamerica Long/Short Strategy	1.59	March 1, 2016
Transamerica Mid Cap Value	1.05	March 1, 2016
Transamerica Commodity Strategy	0.94	March 1, 2016
Transamerica Global Multifactor Macro	1.50	March 1, 2016
Transamerica Managed Futures Strategy	1.45	March 1, 2016

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations or Consolidated Statements of Operations.

As of October 31, 2015, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available from Fiscal Years
Fund	2015	Total
Transamerica Event Driven	$ 122,830	$122,830
Transamerica Global Multifactor Macro	181,302	181,302

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Funds paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and Statements of Operations or Consolidated Statements of Operations represent expenses paid for external legal services.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS at an annual fee of 0.0075% on daily ANA for an open account. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, CCO and deferred compensation fees within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Balances prior to December 1, 2014, are paid by TAM. For the year ended October 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations or Consolidated Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2015.

10. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Transamerica Core Bond	$134,292,167	$104,364,854	$122,142,794	$26,501,572
Transamerica Developing Markets Equity	254,670,167	—	691,422,208	—
Transamerica Event Driven	409,324,587	—	284,089,182	—
Transamerica Global Real Estate Securities	25,812,637	—	29,282,536	—
Transamerica Intermediate Bond	355,936,671	276,298,512	72,377,503	146,000,286
Transamerica International Equity Opportunities	345,896,458	—	225,727,820	—
Transamerica International Small Cap	285,291,539	—	330,608,283	—
Transamerica Long/Short Strategy (A)	452,607,110	—	485,482,859	—
Transamerica Mid Cap Value	37,263,191	—	48,646,376	—
Transamerica Total Return	164,251,302	242,206,957	398,033,986	224,545,696

(A)	Fund includes securities sold short

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations or Consolidated Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, security sold short, TIPS, defaulted bond income, partnership basis adjustments, futures contracts, options contracts, non-real estate investment trust return of capital dividends, distribution re-designations, capital gains tax reclass and straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, net operating losses, distribution re-designations, dividend expense reclass, paydown gain/loss, passive foreign investment companies, foreign currency transactions, paydown gain/loss, excise taxes, TIPS, capital gains tax reclass and return of capital distributions from underlying investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Transamerica Core Bond	$(3,518)	$3,448,561	$(3,445,043)
Transamerica Developing Markets Equity	—	(1,767,334)	1,767,334
Transamerica Event Driven	(179,487)	81,143	98,344
Transamerica Global Real Estate Securities	(2)	1,369,890	(1,369,888)
Transamerica Intermediate Bond	(4,711)	507,650	(502,939)
Transamerica International Equity Opportunities	—	(304,307)	304,307
Transamerica International Small Cap	1	747,358	(747,359)
Transamerica Long/Short Strategy	(1,543,344)	1,571,662	(28,318)
Transamerica Mid Cap Value	—	(26,234)	26,234
Transamerica Total Return	—	1,757,647	(1,757,647)
Transamerica Commodity Strategy	(15,402,493)	484,175	14,918,318
Transamerica Global Multifactor Macro	1,548,277	(203,318)	(1,344,959)
Transamerica Managed Futures Strategy	34,834,219	2,544,531	(37,378,750)

As of October 31, 2015, the capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

	Expires on October 31,		Unlimited
Fund	2017	2018	Short-Term	Long-Term
Transamerica Core Bond	$—	$—	$—	$1,335,603
Transamerica Developing Markets Equity	—	—	27,594,853	28,720,370
Transamerica Event Driven	—	—	2,237,874	—
Transamerica Global Real Estate Securities	31,545,431	12,882,785	—	—
Transamerica Commodity Strategy	—	—	630	—
Transamerica Global Multifactor Macro	—	—	399,463	—

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended October 31, 2015, the capital loss carryforwards utilized or expired are listed below. Funds not listed in the table below do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Transamerica Global Real Estate Securities	$1,650,260

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

	2015 Distributions Paid From				2014 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Transamerica Core Bond	$27,704,328	$—	$6,651,666	$—	$40,952,319	$—	$19,228,964	$—
Transamerica Developing Markets Equity	2,764,041	—	46,196,134	218,458	1,260,825	—	13,572,723	—
Transamerica Event Driven	—	—	—	—	—	—	—	—
Transamerica Global Real Estate Securities	1,210,370	—	—	—	1,451,496	—	—	—
Transamerica Intermediate Bond	11,004,121	—	—	—	2,543,477	—	—	—
Transamerica International Equity Opportunities	13,177,042	—	26,500,265	—	4,177,263	—	3,204,616	—
Transamerica International Small Cap	19,820,241	—	32,779,047	—	9,576,661	—	3,176,592	—
Transamerica Long/Short Strategy	—	—	1,937,428	—	—	—	—	—
Transamerica Mid Cap Value	3,439,998	—	35,459,725	—	2,197,317	—	16,041,021	—
Transamerica Total Return	23,760,301	—	6,455,045	—	13,715,169	—	—	—
Transamerica Commodity Strategy	—	—	—	—	—	—	—	—
Transamerica Global Multifactor Macro	—	—	—	—	—	—	—	—
Transamerica Managed Futures Strategy	10,451,599	—	12,127,437	—	3,411,286	—	11,404,893	—

As of October 31, 2015, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Core Bond	$154,563	$—	$—	$(1,335,603)	$—	$—	$24,293,317
Transamerica Developing Markets Equity	—	—	—	(56,315,223)	—	—	(71,711,976)
Transamerica Event Driven	—	—	—	(2,237,874)	—	(235,739)	(2,110,413)
Transamerica Global Real Estate Securities	327,501	—	—	(44,428,216)	—	—	9,989,453
Transamerica Intermediate Bond	1,436,856	—	9,426	—	—	—	(5,838,209)

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica International Equity Opportunities	$8,049,991	$—	$16,146,212	$—	$—	$—	$(43,425,974)
Transamerica International Small Cap	13,496,409	—	26,110,060	—	—	—	37,600,350
Transamerica Long/Short Strategy	—	—	7,746,937	—	(1,576,782)	(112,092)	1,376,959
Transamerica Mid Cap Value	1,767,018	—	16,426,467	—	—	—	72,234,807
Transamerica Total Return	22,826,494	—	4,055,467	—	—	(108,400)	(16,948,016)
Transamerica Commodity Strategy	—	—	—	(630)	(328,013)	46,114,751	(46,122,622)
Transamerica Global Multifactor Macro	8,579,002	—	—	(399,463)	—	(1,553,636)	(8,710,211)
Transamerica Managed Futures Strategy	40,767,506	—	16,637,000	—	—	(36,313,530)	(10,997,006)

12. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities of Transamerica Core Bond, Transamerica Developing Markets Equity, Transamerica Event Driven, Transamerica Global Real Estate Securities, Transamerica Intermediate Bond, Transamerica International Equity Opportunities, Transamerica International Small Cap, Transamerica Long/Short Strategy, Transamerica Mid Cap Value and Transamerica Total Return, including the schedules of investments, as of October 31, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. We have also audited the accompanying consolidated statements of assets and liabilities of Transamerica Commodity Strategy, Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy, including the consolidated schedules of investments, as of October 31, 2015, and the related consolidated statements of operations, consolidated statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. We have also audited the related statements of cash flows of Transamerica Event Driven and Transamerica Long/Short Strategy for the period or year ended October 31, 2015. The aforementioned thirteen funds of the Transamerica Funds are hereafter referred to as the “Funds.” These financial statements and consolidated financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned thirteen Funds of the Transamerica Funds at October 31, 2015, the results of their operations and consolidated operations, the changes in their net assets and the changes in their consolidated net assets, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 24, 2015

Transamerica Funds	Annual Report 2015

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2015, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Transamerica Developing Markets Equity	$2,764,041
Transamerica Global Real Estate Securities	283,482
Transamerica Intermediate Bond	37,500
Transamerica International Equity Opportunities	9,898,165
Transamerica International Small Cap	13,653,258
Transamerica Mid Cap Value	3,439,998
Transamerica Total Return	90,000

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Transamerica Developing Markets Equity	0	%(A)
Transamerica Intermediate Bond	0	(A)
Transamerica International Equity Opportunities	1
Transamerica Mid Cap Value	100
Transamerica Total Return	0	(A)

(A)	Rounds to less than 1%.

For tax purposes, the long-term capital gain designations for the year ended October 31, 2015 are as follows:

Fund	Long-Term Capital Gain Designation
Transamerica Core Bond	$6,651,666
Transamerica Developing Markets Equity	46,196,134
Transamerica International Equity Opportunities	26,500,265
Transamerica International Small Cap	32,779,047
Transamerica Long/Short Strategy	1,937,428
Transamerica Mid Cap Value	35,459,725
Transamerica Total Return	6,455,045
Transamerica Managed Futures Strategy	12,127,437

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Foreign Source Income	Foreign Taxes
Transamerica Developing Markets Equity	$8,336,201	$1,700,305
Transamerica International Equity Opportunities	10,539,216	444,598
Transamerica International Small Cap	16,591,523	833,983

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 9-10, 2015, the Board considered the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) between each of the following funds (each a “Fund” and collectively the “Funds”) and Transamerica Asset Management, Inc. (“TAM”):

Transamerica Commodity Strategy	Transamerica International Small Cap
Transamerica Core Bond	Transamerica Long/Short Strategy
Transamerica Developing Markets Equity	Transamerica Managed Futures Strategy
Transamerica Global Real Estate Securities	Transamerica Mid Cap Value
Transamerica Intermediate Bond	Transamerica Total Return
Transamerica International Equity Opportunities

For the Funds listed in the left-hand column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement” and, together with each Investment Advisory Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right-hand column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser
Transamerica Commodity Strategy	Goldman Sachs Asset Management, L.P.
Transamerica Core Bond	J.P. Morgan Investment Management Inc.
Transamerica Developing Markets Equity	OppenheimerFunds, Inc.
Transamerica Global Real Estate Securities	CBRE Clarion Securities LLC
Transamerica Intermediate Bond	Aegon USA Investment Management, LLC
Transamerica International Equity Opportunities	MFS Investment Management
Transamerica International Small Cap	Schroder Investment Management North America, Inc./Schroder Investment Management North America Limited
Transamerica Long/Short Strategy	J.P. Morgan Investment Management Inc.
Transamerica Managed Futures Strategy	AQR Capital Management, LLC
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.
Transamerica Total Return	Pacific Investment Management Company LLC

With respect to each of Transamerica Commodity Strategy and Transamerica Managed Futures Strategy, the Board’s consideration of the applicable Investment Advisory Agreement and Sub-Advisory Agreement also included consideration of (i) the investment advisory agreement between TAM and the Fund’s wholly owned subsidiary organized under the laws of the Cayman Islands; and (ii) the investment sub-advisory agreement between TAM and the Fund’s Sub-Adviser relating to the Fund’s subsidiary.

Following its review and consideration, the Board determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2016. Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including, to the extent applicable, information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Trustees also considered information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, as well as comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser. The Trustees noted that they

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment advisory and other services provided by TAM for the portion of the investment advisory fee it retains after payment of the sub-advisory fee(s) for each Fund. The Board noted that the investment advisory and other services include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ administrator, custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2014.

Transamerica Commodity Strategy. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1- and 5-year periods and below its benchmark for the past 3-year period.

Transamerica Core Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1 year-period and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Transamerica Developing Markets Equity. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Global Real Estate Securities. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted that the performance of the Fund had improved during 2015.

Transamerica Intermediate Bond. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe for the period since its inception on March 1, 2014. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark since the Fund’s inception.

Transamerica International Equity Opportunities. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 5-year period and below its benchmark for the past 1- and 3-year periods.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Transamerica International Small Cap. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Long/Short Strategy. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its primary benchmark for the past 1-, 3- and 5-year periods.

Transamerica Managed Futures Strategy. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Total Return. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Trustees discussed with TAM the reasons for the underperformance relative to the peer universe and benchmark for certain periods and agreed to continue to closely monitor the performance of the Fund.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided or procured by TAM and provided by the Sub-Advisers, the Board concluded that TAM and each Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the applicable Fund’s investment objectives, policies and strategies and that is competitive with other investment companies.

Investment Advisory and Sub-Advisory Fees and Total Expense Ratios

The Board considered the investment advisory fee and total expense ratio of each Fund, including information provided by Lipper comparing the investment advisory fee and total expense ratio of each Fund to the investment advisory fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, the portion of a Fund’s investment advisory fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual investment advisory fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight and Lipper, each an independent provider of information, and TAM, as applicable.

Transamerica Commodity Strategy. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Core Bond. The Board noted that the Fund’s contractual investment advisory fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Developing Markets Equity. The Board noted that the Fund’s contractual investment advisory fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Global Real Estate Securities. The Board noted that the Fund’s contractual investment advisory fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity Opportunities. The Board noted that the Fund’s contractual investment advisory fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap. The Board noted that the Fund’s contractual investment advisory fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Long/Short Strategy. The Board noted that the Fund’s contractual investment advisory fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Managed Futures Strategy. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual investment advisory fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual investment advisory fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe.

On the basis of these considerations, together with the other information it considered, the Board determined that the investment advisory and sub-advisory fees to be received by TAM and the Sub-Advisers under each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM) and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into TAM’s profitability analysis for the Fund.

Transamerica Funds	Annual Report 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)

(unaudited)

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board considered each Fund’s investment advisory fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the investment advisory fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Funds and that TAM believes that any use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Funds. The Board also noted that certain Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of each Investment Advisory Agreement and Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2015

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 181 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

				181	Director, Massachusetts Fidelity Trust Company (2014 – present)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	181	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	181	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast Florida (1998 – 1999);	181	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	181	N/A
Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	181	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);	181	N/A

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	181	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	181	Operation
PAR, Inc.
(2008 –
present);

West Central
Florida
Council –
Boy Scouts
of America
(2008 –

2013);
Remember
Honor
Support, Inc.
(non-profit
organization)
(2013 –
present)

Board
Member,
WRH
Income
Properties,
Inc. (real
estate)
(2014 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2015

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2015

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2015

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2015

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

ClearTrack Funds

Annual Report

October 31, 2015

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2015

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of each of your Funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. Slow but steady growth remained the state of the U.S. economy over the last 12-month period. As with the year prior, the economy took a brief pause in the first calendar quarter of 2015 during the coldest winter months, however, it recovered to higher levels of growth in the second and third quarters. U.S. employment continued to experience steady gains over the past year, and consumer spending also increased in part due to lower gas prices.

Interest rates remained low by historical standards with the 10-year Treasury maintaining a range between about 1.60% and 2.50%. Investors remained focused on when the U.S. Federal Reserve (“Fed”) would finally increase the Federal Funds Rate from the near-zero level it has maintained since late 2008. As of this writing, the Fed has yet to take action in raising rates.

Energy markets were a source of volatility in the period, as oil prices declined and energy company earnings came under pressure. In the early summer months, concerns once again emerged regarding a potential Greece debt default and exit from the euro, however, ultimately a new bailout was implemented, averting such outcomes. By late August, China had replaced Greece as the main source of angst for investors, as economic growth slowed in the world’s most populous country, forcing the government’s hand at weakening their currency and taking other stimulative measures aimed at reinvigorating growth. These strains and uncertainty led to the first broad stock market correction - defined as a decline of more than 10% - in approximately four years. By the end of the fiscal year on October 31, 2015, however, most broad market indexes had rebounded enough to erase the majority of the losses.

For the 12-month period ending October 31, 2015, the S&P 500® returned 5.20% while the MSCI EAFE Index, representing international developed market equities, gained 0.37%. During the same period, the Barclays U.S. Aggregate Bond Index returned 1.96%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica ClearTrack 2015

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2015 Class R6 returned (2.00)%. By comparison, its benchmark, the Dow Jones Target 2015 Index, returned (1.14)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate–related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund underperformed its benchmark during the time period since inception. The Fund’s broad exposure includes a higher allocation to equity than the benchmark. This exposure hurt returns given the negative performance of equities during the period.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund’s glide path includes the use of a dynamic rebalancing strategy in the five years leading up to and after retirement. This strategy seeks to limit an investor’s exposure to extended periods of market drawdowns. Dynamic rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as volatility falls and the NAV rises. This strategy may work best during extended market declines. The Fund began de-risking in August due to a sharp volatility spike late-month. The allocation to cash continued through September as the markets continued to decline. The Fund decreased its cash allocations as markets rose in October and was fully invested by early October. This movement to cash negatively affected returns as the Fund was not able to fully participate in October’s rebound.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(2.00	)% (A)	03/02/2015
Dow Jones Target 2015 Index (B)	(1.14	)% (A)
Class R1 (NAV)	(2.40	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack 2020

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2020 Class R6 returned (2.10)%. By comparison, its benchmark, the Dow Jones Target 2020 Index, returned (1.41)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund underperformed its benchmark during the time period since inception. The Fund’s broad exposure includes a higher allocation to equity than the benchmark. This exposure hurt returns given the negative performance of equities during the period.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund’s glide path includes the use of a dynamic rebalancing strategy in the five years leading up to and after retirement. The strategy seeks to limit an investor’s exposure to extended periods of market drawdowns. Dynamic rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the portfolio’s net asset value (“NAV”). As volatility declines, which is generally associated with an increasing NAV, the allocation to cash is reduced. This strategy may work best during extended market declines. The Fund began de-risking in August due to a sharp volatility spike. The higher allocation to cash continued through September as the markets continued to decline. The Fund decreased its cash allocations as markets rose and volatility declined in October, and was fully invested by early October. The dynamic rebalancing strategy reduced drawdown during the market decline but because of the higher cash allocation it was a detractor to performance during the market recovery.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(2.10	)% (A)	03/02/2015
Dow Jones Target 2020 Index (B)	(1.41	)% (A)
Class R1 (NAV)	(2.50	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack 2025

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2025 Class R6 returned (1.90)%. By comparison, its benchmark, the Dow Jones Target 2025 Index, returned (1.74)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund underperformed its benchmark during the time period since inception. The Fund’s broad exposure includes a higher allocation to equity than the benchmark. This exposure hurt returns given the negative performance of equities during the period.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(1.90	)% (A)	03/02/2015
Dow Jones Target 2025 Index (B)	(1.74	)% (A)
Class R1 (NAV)	(2.30	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack 2030

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2030 Class R6 returned (1.40)%. By comparison, its benchmark, the Dow Jones Target 2030 Index, returned (2.08)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund outperformed its benchmark during the time period since inception. While higher allocations to equity than the benchmark were likely a detractor to performance, the outperformance of the strategy was a function of the Fund’s diverse sub-asset class exposures versus the benchmark.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(1.40	)% (A)	03/02/2015
Dow Jones Target 2030 Index (B)	(2.08	)% (A)
Class R1 (NAV)	(1.80	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack 2035

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2035 Class R6 returned (1.50)%. By comparison, its benchmark, the Dow Jones Target 2035 Index, returned (2.67)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund outperformed its benchmark during the time period since inception. While higher allocations to equity than the benchmark were likely a detractor to performance, the outperformance of the strategy was a function of the Fund’s diverse sub-asset class exposures versus the benchmark.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(1.50	)% (A)	03/02/2015
Dow Jones Target 2035 Index (B)	(2.67	)% (A)
Class R1 (NAV)	(1.90	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack 2040

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2040 Class R6 returned (1.70)%. By comparison, its benchmark, the Dow Jones Target 2040 Index, returned (3.14)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund outperformed its benchmark during the time period since inception. While higher allocations to equity than the benchmark were likely a detractor to performance, the outperformance of the strategy was a function of the Fund’s diverse sub-asset class exposures versus the benchmark.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(1.70	)% (A)	03/02/2015
Dow Jones Target 2040 Index (B)	(3.14	)% (A)
Class R1 (NAV)	(2.10	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack 2045

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2045 Class R6 returned (1.80)%. By comparison, its benchmark, the Dow Jones Target 2045 Index, returned (3.43)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund outperformed its benchmark during the time period since inception. While higher allocations to equity than the index were likely a detractor to performance, the outperformance of the strategy was a function of the Fund’s diverse sub-asset class exposures versus the benchmark.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(1.80	)% (A)	03/02/2015
Dow Jones Target 2045 Index (B)	(3.43	)% (A)
Class R1 (NAV)	(2.20	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack 2050

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76%, respectively. On the fixed income side, the Barclays U.S. Aggregate Bond Index gained 0.35%. Over the period, there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August, fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack 2050 Class R6 returned (1.90)%. By comparison, its benchmark, the Dow Jones Target 2050 Index, returned (3.52)%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund outperformed its benchmark during the time period since inception. While higher allocations to equity than the benchmark were likely a detractor to performance, the outperformance of the strategy was a function of the Fund’s diverse sub-asset class exposures versus the benchmark.

On an absolute basis, the largest contributor to the Fund was an allocation to the iShares Core U.S Aggregate Bond ETF, followed by an allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors to the Fund on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(1.90	)% (A)	03/02/2015
Dow Jones Target 2050 Index (B)	(3.52	)% (A)
Class R1 (NAV)	(2.30	)% (A)	03/02/2015

(A) Not annualized.

(B) Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Transamerica ClearTrack Retirement Income

(unaudited)

MARKET ENVIRONMENT

The market environment from March 2, 2015 to October 31, 2015 was flat to down with intermittent periods of volatility. Risk assets such as equities did not fare well over the period. Higher risk assets suffered larger losses. The S&P 500® declined by 0.49% while the Russell 2000® Index and the MSCI EAFE Index declined by 5.65% and 3.76% respectively. On the fixed income side, the Barclays U.S. Aggregate Bond index gained 0.35%. Over the period there were two notable bouts of higher volatility in equity markets. The first occurred in early July as investors worried about the market impact of a failed Greek debt negotiation and an abrupt Greek exit from the European Union (“EU”). Ultimately, Greece was able to restructure its debt and remain in the EU. However, calm markets did not last long. In August fears of slowing global growth caused volatility to jump and markets to swoon. The “canary” that set off panic in the equity “coal mine” was disappointing economic growth data from China. While market fears of slowing global growth had been building in the market, the weak Chinese data added fuel to the fire and shifted the markets into a higher volatility phase. Since August, equity markets have recovered and market participants seemed to be coming to the conclusion that China will not experience a sudden and significant slowdown. Throughout the period, fears of the first U.S. Federal Reserve (“Fed”) rate hike also overshadowed markets.

PERFORMANCE

For the period from inception March 2, 2015 through October 31, 2015, Transamerica ClearTrack Retirement Income Class R6 returned (1.30)%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the ClearTrack Retirement Income Blended Benchmark, returned 0.01% and (1.57)%, respectively.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying exchange-traded funds (“ETF”) representing a variety of broad asset classes — equity (including real estate-related funds), fixed income and inflation-hedging — and investment styles and focuses. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glide path in which, over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund underperformed its primary benchmark during the time period since inception. The Fund’s broad exposure includes a higher allocation to equity than the benchmark. This exposure hurt returns given the negative performance of equities during the period.

On an absolute basis the largest contributor was the Fund’s allocation to the iShares Core U.S Aggregate Bond ETF followed by the Fund’s allocation to international bonds through the Vanguard Total International Bond ETF; these were the only allocations with positive returns. The largest detractors on an absolute basis were the Vanguard FTSE Developed Markets ETF and the Vanguard FTSE Emerging Markets ETF.

The Fund does not invest in derivatives.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2015

ClearTrack Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2015
	10 Years or Since Inception of Class		Inception Date
Class R6 (NAV)	(1.30	)% (A)	03/02/2015
Barclays U.S. Aggregate Bond Index (B)	0.01	% (A)
Cleartrack Retirement Income Blended Benchmark (B) (C) (D) (E) (F) (G) (H) (I) (J)	(1.57	)% (A)
Class R1 (NAV)	(1.70	)% (A)	03/02/2015

(A) Not annualized.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Cleartrack Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Barclays U.S. Aggregate Bond Index, 15% Barclays Global Aggregate Index ex-U.S., 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Barclays U.S. Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT All RElTs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(D) The Barclays Global Aggregate Index ex-U.S. is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The Barclays U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(H) The FTSE NAREIT All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

(I) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(J) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2015

ClearTrack Retirement Income (continued)

(unaudited)

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack target date options invest in exchange-traded funds (“ETF”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; the Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, such as redemption fees; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2015, and held for the entire period until October 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack 2015
Class R1	$1,000.00	$970.20	$5.26	$1,019.90	$5.40	1.06%
Class R6	1,000.00	973.20	1.99	1,023.20	2.04	0.40

ClearTrack 2020
Class R1	1,000.00	969.20	5.21	1,019.90	5.35	1.05
Class R6	1,000.00	971.20	1.89	1,023.30	1.94	0.38

ClearTrack 2025
Class R1	1,000.00	970.20	5.31	1,019.80	5.45	1.07
Class R6	1,000.00	973.20	2.04	1,023.10	2.09	0.41

ClearTrack 2030
Class R1	1,000.00	976.10	5.38	1,019.80	5.50	1.08
Class R6	1,000.00	979.10	2.15	1,023.00	2.19	0.43

ClearTrack 2035
Class R1	1,000.00	975.10	5.33	1,019.80	5.45	1.07
Class R6	1,000.00	978.20	2.04	1,023.10	2.09	0.41

Transamerica Funds	Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack 2040
Class R1	$1,000.00	$974.10	$5.32	$1,019.80	$5.45	1.07%
Class R6	1,000.00	977.10	2.04	1,023.10	2.09	0.41

ClearTrack 2045
Class R1	1,000.00	973.10	5.37	1,019.80	5.50	1.08
Class R6	1,000.00	976.10	2.09	1,023.10	2.14	0.42

ClearTrack 2050
Class R1	1,000.00	972.10	5.37	1,019.80	5.50	1.08
Class R6	1,000.00	975.10	2.09	1,023.10	2.14	0.42

ClearTrack Retirement Income
Class R1	1,000.00	978.10	5.38	1,019.80	5.50	1.08
Class R6	1,000.00	981.10	2.15	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2015

Schedules of Investments Composition

At October 31, 2015

(unaudited)

ClearTrack 2015

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	95.7%
Repurchase Agreement	5.2
Securities Lending Collateral	2.4
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

ClearTrack 2020

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	98.8%
Securities Lending Collateral	6.3
Repurchase Agreement	3.3
Net Other Assets (Liabilities)	(8.4)
Total	100.0%

ClearTrack 2025

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.5%
Repurchase Agreement	2.3
Securities Lending Collateral	2.2
Net Other Assets (Liabilities)	(4.0)
Total	100.0%

ClearTrack 2030

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.1%
Repurchase Agreement	4.2
Securities Lending Collateral	2.4
Net Other Assets (Liabilities)	(5.7)
Total	100.0%

ClearTrack 2035

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	97.4%
Securities Lending Collateral	7.5
Repurchase Agreement	2.2
Net Other Assets (Liabilities)	(7.1)
Total	100.0%

ClearTrack 2040

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	98.5%
Securities Lending Collateral	10.4
Repurchase Agreement	2.3
Net Other Assets (Liabilities)	(11.2)
Total	100.0%

ClearTrack 2045

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.6%
Repurchase Agreement	4.1
Securities Lending Collateral	3.2
Net Other Assets (Liabilities)	(6.9)
Total	100.0%

ClearTrack 2050

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	96.6%
Repurchase Agreement	4.0
Securities Lending Collateral	3.1
Net Other Assets (Liabilities)	(3.7)
Total	100.0%

ClearTrack Retirement Income

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	96.6%
Securities Lending Collateral	11.9
Repurchase Agreement	7.3
Net Other Assets (Liabilities)	(15.8)
Total	100.0%

Transamerica Funds	Annual Report 2015

ClearTrack 2015

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 95.7%
International Equity Funds - 23.2%
Vanguard FTSE Developed Markets ETF	82,207	$ 3,127,154
Vanguard FTSE Emerging Markets ETF	17,364	604,962

		3,732,116

International Fixed Income Fund - 13.6%
Vanguard Total International Bond ETF	41,051	2,183,092

U.S. Equity Funds - 26.4%
Schwab U.S. Large-Cap ETF	56,327	2,788,187
Schwab U.S. REIT ETF	18,444	726,140
Schwab U.S. Small-Cap ETF	13,627	730,952

		4,245,279

U.S. Fixed Income Funds - 32.5%
iShares Core U.S. Aggregate Bond ETF	36,787	4,026,337
iShares TIPS Bond ETF	6,908	766,512
SPDR Barclays High Yield Bond ETF (A)	11,742	428,231

		5,221,080

Total Exchange-Traded Funds (Cost $15,393,883)		15,381,567

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	386,766	$ 386,766

Total Securities Lending Collateral (Cost $386,766)		386,766

	Principal	Value
REPURCHASE AGREEMENT - 5.2%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $827,742 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $846,702.	$ 827,742	827,742

Total Repurchase Agreement (Cost $827,742)		827,742

Total Investments (Cost $16,608,391) (C)		16,596,075
Net Other Assets (Liabilities) - (3.3)%		(530,561)

Net Assets - 100.0%		$ 16,065,514

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$15,381,567	$—	$—	$15,381,567
Securities Lending Collateral	386,766	—	—	386,766
Repurchase Agreement	—	827,742	—	827,742

Total Investments	$15,768,333	$827,742	$—	$16,596,075

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $378,668. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $16,678,381. Aggregate gross unrealized appreciation and depreciation for all securities is $95,712 and $178,018, respectively. Net unrealized depreciation for tax purposes is $82,306.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack 2020

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.8%
International Equity Funds - 26.1%
Vanguard FTSE Developed Markets ETF	89,960	$ 3,422,078
Vanguard FTSE Emerging Markets ETF	18,414	641,544

		4,063,622

International Fixed Income Fund - 13.9%
Vanguard Total International Bond ETF	40,881	2,174,052

U.S. Equity Funds - 29.9%
Schwab U.S. Large-Cap ETF	64,609	3,198,145
Schwab U.S. REIT ETF (A)	18,532	729,605
Schwab U.S. Small-Cap ETF	13,804	740,447

		4,668,197

U.S. Fixed Income Funds - 28.9%
iShares Core U.S. Aggregate Bond ETF	31,767	3,476,898
iShares TIPS Bond ETF	6,859	761,074
SPDR Barclays High Yield Bond ETF (A)	7,295	266,049

		4,504,021

Total Exchange-Traded Funds (Cost $15,279,068)		15,409,892

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	983,383	$ 983,383

Total Securities Lending Collateral (Cost $983,383)		983,383

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $512,762 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $524,506.	$ 512,761	512,761

Total Repurchase Agreement (Cost $512,761)		512,761

Total Investments (Cost $16,775,212) (C)		16,906,036
Net Other Assets (Liabilities) - (8.4)%		(1,316,398)

Net Assets - 100.0%		$ 15,589,638

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$15,409,892	$—	$—	$15,409,892
Securities Lending Collateral	983,383	—	—	983,383
Repurchase Agreement	—	512,761	—	512,761

Total Investments	$16,393,275	$512,761	$—	$16,906,036

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $962,109. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $16,941,958. Net unrealized depreciation for tax purposes is $35,922.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack 2025

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 28.6%
Vanguard FTSE Developed Markets ETF	96,893	$ 3,685,810
Vanguard FTSE Emerging Markets ETF	18,649	649,731

		4,335,541

International Fixed Income Funds - 14.2%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	394	42,749
Vanguard Total International Bond ETF	39,705	2,111,512

		2,154,261

U.S. Equity Funds - 33.4%
Schwab U.S. Large-Cap ETF	73,632	3,644,784
Schwab U.S. REIT ETF (A)	18,237	717,991
Schwab U.S. Small-Cap ETF	13,362	716,737

		5,079,512

U.S. Fixed Income Funds - 23.3%
iShares Core U.S. Aggregate Bond ETF	24,794	2,713,703
iShares TIPS Bond ETF	6,679	741,102
SPDR Barclays High Yield Bond ETF (A)	2,148	78,338

		3,533,143

Total Exchange-Traded Funds (Cost $15,128,510)		15,102,457

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	338,197	$ 338,197

Total Securities Lending Collateral (Cost $338,197)		338,197

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $355,659 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $363,407.	$ 355,658	355,658

Total Repurchase Agreement (Cost $355,658)		355,658

Total Investments (Cost $15,822,365) (C)		15,796,312
Net Other Assets (Liabilities) - (4.0)%		(609,720)

Net Assets - 100.0%		$ 15,186,592

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$15,102,457	$—	$—	$15,102,457
Securities Lending Collateral	338,197	—	—	338,197
Repurchase Agreement	—	355,658	—	355,658

Total Investments	$15,440,654	$355,658	$—	$15,796,312

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $330,935. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $15,829,642. Aggregate gross unrealized appreciation and depreciation for all securities is $105,155 and $138,485, respectively. Net unrealized depreciation for tax purposes is $33,330.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack 2030

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 28.1%
Vanguard FTSE Developed Markets ETF	80,507	$ 3,062,486
Vanguard FTSE Emerging Markets ETF	11,424	398,012

		3,460,498

International Fixed Income Funds - 16.1%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	2,427	263,330
Vanguard Total International Bond ETF	32,173	1,710,960

		1,974,290

U.S. Equity Funds - 38.3%
Schwab U.S. Large-Cap ETF	71,816	3,554,892
Schwab U.S. REIT ETF	14,627	575,865
Schwab U.S. Small-Cap ETF	10,731	575,611

		4,706,368

U.S. Fixed Income Funds - 16.6%
iShares Core U.S. Aggregate Bond ETF	12,493	1,367,359
iShares TIPS Bond ETF	5,521	612,610
SPDR Barclays High Yield Bond ETF (A)	1,618	59,008

		2,038,977

Total Exchange-Traded Funds (Cost $12,213,436)		12,180,133

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	297,606	$ 297,606

Total Securities Lending Collateral (Cost $297,606)		297,606

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $510,748 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $524,506.	$ 510,747	510,747

Total Repurchase Agreement (Cost $510,747)		510,747

Total Investments (Cost $13,021,789) (C)		12,988,486
Net Other Assets (Liabilities) - (5.7)%		(700,949)

Net Assets - 100.0%		$ 12,287,537

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$12,180,133	$—	$—	$12,180,133
Securities Lending Collateral	297,606	—	—	297,606
Repurchase Agreement	—	510,747	—	510,747

Total Investments	$12,477,739	$510,747	$—	$12,988,486

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $291,530. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $13,021,789. Aggregate gross unrealized appreciation and depreciation for all securities is $71,650 and $104,953, respectively. Net unrealized depreciation for tax purposes is $33,303.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack 2035

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.4%
International Equity Funds - 29.4%
Vanguard FTSE Developed Markets ETF (A)	72,521	$ 2,758,699
Vanguard FTSE Emerging Markets ETF	6,457	224,962

		2,983,661

International Fixed Income Funds - 12.1%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	4,032	437,472
Vanguard Total International Bond ETF	14,908	792,807

		1,230,279

U.S. Equity Funds - 47.1%
Schwab U.S. Large-Cap ETF	76,446	3,784,077
Schwab U.S. REIT ETF	12,539	493,661
Schwab U.S. Small-Cap ETF	9,185	492,683

		4,770,421

U.S. Fixed Income Funds - 8.8%
iShares Core U.S. Aggregate Bond ETF	7,041	770,637
SPDR Barclays High Yield Bond ETF (A)	3,167	115,501

		886,138

Total Exchange-Traded Funds (Cost $9,858,201)		9,870,499

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	760,485	$ 760,485

Total Securities Lending Collateral (Cost $760,485)		760,485

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $223,366 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $228,535.	$ 223,366	223,366

Total Repurchase Agreement (Cost $223,366)		223,366

Total Investments (Cost $10,842,052) (C)		10,854,350
Net Other Assets (Liabilities) - (7.1)%		(720,280)

Net Assets - 100.0%		$ 10,134,070

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$9,870,499	$—	$—	$9,870,499
Securities Lending Collateral	760,485	—	—	760,485
Repurchase Agreement	—	223,366	—	223,366

Total Investments	$10,630,984	$223,366	$—	$10,854,350

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $744,034. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $10,845,885. Aggregate gross unrealized appreciation and depreciation for all securities is $79,453 and $70,988, respectively. Net unrealized appreciation for tax purposes is $8,465.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack 2040

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.5%
International Equity Funds - 29.4%
Vanguard FTSE Developed Markets ETF (A)	78,013	$ 2,967,615
Vanguard FTSE Emerging Markets ETF	4,531	157,860

		3,125,475

International Fixed Income Fund - 4.9%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	4,796	520,366

U.S. Equity Funds - 57.0%
Schwab U.S. Large-Cap ETF	101,404	5,019,498
Schwab U.S. REIT ETF	13,132	517,007
Schwab U.S. Small-Cap ETF	9,879	529,909

		6,066,414

U.S. Fixed Income Funds - 7.2%
iShares Core U.S. Aggregate Bond ETF	4,186	458,157
SPDR Barclays High Yield Bond ETF (A)	8,408	306,640

		764,797

Total Exchange-Traded Funds (Cost $10,435,948)		10,477,052

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	1,106,836	$ 1,106,836

Total Securities Lending Collateral (Cost $1,106,836)		1,106,836

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $249,977 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $258,506.	$ 249,977	249,977

Total Repurchase Agreement (Cost $249,977)		249,977

Total Investments (Cost $11,792,761) (C)		11,833,865
Net Other Assets (Liabilities) - (11.3)%		(1,201,795)

Net Assets - 100.0%		$ 10,632,070

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$10,477,052	$—	$—	$10,477,052
Securities Lending Collateral	1,106,836	—	—	1,106,836
Repurchase Agreement	—	249,977	—	249,977

Total Investments	$11,583,888	$249,977	$—	$11,833,865

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $1,082,778. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $11,801,997. Aggregate gross unrealized appreciation and depreciation for all securities is $96,477 and $64,609, respectively. Net unrealized appreciation for tax purposes is $31,868.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack 2045

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 29.6%
Vanguard FTSE Developed Markets ETF	46,658	$ 1,774,870
Vanguard FTSE Emerging Markets ETF	8,444	294,189

		2,069,059

International Fixed Income Fund - 3.4%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	2,180	236,530

U.S. Equity Funds - 63.6%
Schwab U.S. Large-Cap ETF	71,964	3,562,218
Schwab U.S. REIT ETF	8,711	342,952
Schwab U.S. Small-Cap ETF	9,918	532,002

		4,437,172

U.S. Fixed Income Fund - 3.0%
iShares Core U.S. Aggregate Bond ETF	1,893	207,189

Total Exchange-Traded Funds (Cost $6,932,071)		6,949,950

SECURITIES LENDING COLLATERAL - 3.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	223,383	223,383

Total Securities Lending Collateral (Cost $223,383)		223,383

	Principal	Value
REPURCHASE AGREEMENT - 4.1%

State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $286,857 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 04/01/2028, and with a value of $295,971.

	$ 286,856	$ 286,856

Total Repurchase Agreement (Cost $286,856)		286,856

Total Investments (Cost $7,442,310) (C)		7,460,189
Net Other Assets (Liabilities) - (6.9)%		(484,054)

Net Assets - 100.0%		$ 6,976,135

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$6,949,950	$—	$—	$6,949,950
Securities Lending Collateral	223,383	—	—	223,383
Repurchase Agreement	—	286,856	—	286,856

Total Investments	$7,173,333	$286,856	$—	$7,460,189

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $218,845. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $7,445,095. Aggregate gross unrealized appreciation and depreciation for all securities is $69,140 and $54,046, respectively. Net unrealized appreciation for tax purposes is $15,094.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack 2050

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 96.6%
International Equity Funds - 28.9%
Vanguard FTSE Developed Markets ETF	36,114	$ 1,373,777
Vanguard FTSE Emerging Markets ETF	6,644	231,477

		1,605,254

International Fixed Income Fund - 3.4%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	1,703	184,775

U.S. Equity Funds - 61.4%
Schwab U.S. Large-Cap ETF	55,309	2,737,796
Schwab U.S. REIT ETF	6,786	267,165
Schwab U.S. Small-Cap ETF	7,532	404,016

		3,408,977

U.S. Fixed Income Fund - 2.9%
iShares Core U.S. Aggregate Bond ETF	1,477	161,658

Total Exchange-Traded Funds (Cost $5,318,964)		5,360,664

SECURITIES LENDING COLLATERAL - 3.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	172,659	172,659

Total Securities Lending Collateral (Cost $172,659)		172,659

	Principal	Value
REPURCHASE AGREEMENT - 4.0%

State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $224,679 on 11/02/2015. Collateralized by a U.S. Government Agency obligation, 2.00%, due 11/01/2027, and with a value of $232,048.

	$ 224,679	$ 224,679

Total Repurchase Agreement (Cost $224,679)		224,679

Total Investments (Cost $5,716,302) (C)		5,758,002
Net Other Assets (Liabilities) - (3.7)%		(208,111)

Net Assets - 100.0%		$ 5,549,891

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$5,360,664	$—	$—	$5,360,664
Securities Lending Collateral	172,659	—	—	172,659
Repurchase Agreement	—	224,679	—	224,679

Total Investments	$5,533,323	$224,679	$—	$5,758,002

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $169,152. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $5,716,732. Aggregate gross unrealized appreciation and depreciation for all securities is $67,991 and $26,721, respectively. Net unrealized appreciation for tax purposes is $41,270.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

ClearTrack Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 96.6%
International Equity Funds - 15.2%
Vanguard FTSE Developed Markets ETF (A)	40,296	$ 1,532,860
Vanguard FTSE Emerging Markets ETF	10,253	357,214

		1,890,074

International Fixed Income Fund - 13.8%
Vanguard Total International Bond ETF	32,168	1,710,694

U.S. Equity Funds - 16.2%
Schwab U.S. Large-Cap ETF	17,833	882,733
Schwab U.S. REIT ETF (A)	14,405	567,125
Schwab U.S. Small-Cap ETF	10,581	567,565

		2,017,423

U.S. Fixed Income Funds - 51.4%
iShares Core U.S. Aggregate Bond ETF	44,907	4,915,071
iShares TIPS Bond ETF	5,420	601,403
SPDR Barclays High Yield Bond ETF (A)	24,009	875,609

		6,392,083

Total Exchange-Traded Funds (Cost $12,064,532)		12,010,274

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.22% (B)	1,478,158	$ 1,478,158

Total Securities Lending Collateral (Cost $1,478,158)		1,478,158

	Principal	Value
REPURCHASE AGREEMENT - 7.3%
State Street Bank & Trust Co. 0.01% (B), dated 10/30/2015, to be repurchased at $907,037 on 11/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 11/01/2027, and with a value of $928,192.	$ 907,036	907,036

Total Repurchase Agreement (Cost $907,036)		907,036

Total Investments (Cost $14,449,726) (C)		14,395,468
Net Other Assets (Liabilities) - (15.8)%		(1,962,179)

Net Assets - 100.0%		$ 12,433,289

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at October 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$12,010,274	$—	$—	$12,010,274
Securities Lending Collateral	1,478,158	—	—	1,478,158
Repurchase Agreement	—	907,036	—	907,036

Total Investments	$13,488,432	$907,036	$—	$14,395,468

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $1,444,827. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $14,449,726. Aggregate gross unrealized appreciation and depreciation for all securities is $56,067 and $110,325, respectively. Net unrealized depreciation for tax purposes is $54,258.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2015

	ClearTrack 2015	ClearTrack 2020	ClearTrack 2025	ClearTrack 2030	ClearTrack 2035
Assets:
Investments, at value (A) (B)	$15,768,333	$16,393,275	$15,440,654	$12,477,739	$10,630,984
Repurchase agreements, at value (C)	827,742	512,761	355,658	510,747	223,366
Cash	—	—	141,264	105,238	81,166
Receivables:
Shares of beneficial interest sold	302,980	—	—	23,562	66,476
Dividends	—	298	—	—	106
Net income from securities lending	3,867	3,454	1,686	3,193	1,529
Total assets	16,902,922	16,909,788	15,939,262	13,120,479	11,003,627

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,000	60	56,520	12,941	—
Investments purchased	416,856	305,169	326,260	493,758	81,166
Investment advisory fees	2,530	2,123	2,558	1,670	1,367
Distribution and service fees	5,671	5,918	5,718	4,168	3,633
Administration fees	346	361	349	256	224
Transfer agent fees	1,788	1,866	1,803	1,314	1,146
Trustees, CCO and deferred compensation fees	4	4	4	3	2
Audit and tax fees	12,668	12,669	12,667	12,669	12,670
Custody fees	1,984	1,764	1,778	1,703	1,849
Legal fees	638	640	636	653	656
Printing and shareholder reports fees	2,940	3,005	2,957	3,014	3,187
Registration fees	2,607	2,577	2,613	2,573	2,559
Other	610	611	610	614	613
Collateral for securities on loan	386,766	983,383	338,197	297,606	760,485
Total liabilities	837,408	1,320,150	752,670	832,942	869,557
Net assets	$16,065,514	$15,589,638	$15,186,592	$12,287,537	$10,134,070

Net assets consist of:
Paid-in capital	$16,090,783	$15,566,111	$15,172,718	$12,284,513	$10,087,405
Undistributed (distributions in excess of) net investment income (loss)	48,226	48,124	44,662	36,065	37,969
Accumulated net realized gain (loss)	(61,179)	(155,421)	(4,735)	262	(3,602)
Net unrealized appreciation (depreciation) on:
Investments	(12,316)	130,824	(26,053)	(33,303)	12,298
Net assets	$16,065,514	$15,589,638	$15,186,592	$12,287,537	$10,134,070
Net assets by class:
Class R1	15,820,612	15,344,842	14,941,321	12,041,030	9,887,890
Class R6	244,902	244,796	245,271	246,507	246,180
Shares outstanding (unlimited shares, no par value):
Class R1	1,621,583	1,573,344	1,529,528	1,226,436	1,008,342
Class R6	25,000	25,000	25,000	25,000	25,000
Net asset value per share:
Class R1	9.76	9.75	9.77	9.82	9.81
Class R6	9.80	9.79	9.81	9.86	9.85

(A) Investments, at cost	$15,780,649	$16,262,451	$15,466,707	$12,511,042	$10,618,686
(B) Securities on loan, at value	$378,668	$962,109	$330,935	$291,530	$744,034
(C) Repurchase agreements, at cost	$827,742	$512,761	$355,658	$510,747	$223,366

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2015

	ClearTrack 2040	ClearTrack 2045	ClearTrack 2050	ClearTrack Retirement Income
Assets:
Investments, at value (A) (B)	$11,583,888	$7,173,333	$5,533,323	$13,488,432
Repurchase agreements, at value (C)	249,977	286,856	224,679	907,036
Cash	91,289	68,378	—	—
Receivables:
Shares of beneficial interest sold	76,671	—	141,186	27,341
Interest	—	—	—	1
Net income from securities lending	2,322	1,802	1,850	5,883
Total assets	12,004,147	7,530,369	5,901,038	14,428,693

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	5,000	26,667	—	5,747
Investments purchased	231,943	277,169	153,524	481,838
Investment advisory fees	1,637	701	273	2,360
Distribution and service fees	3,929	2,427	1,944	4,316
Administration fees	242	152	123	265
Transfer agent fees	1,239	766	614	1,361
Trustees, CCO and deferred compensation fees	3	1	1	3
Audit and tax fees	12,670	12,672	12,673	12,669
Custody fees	1,701	3,382	2,401	1,854
Legal fees	657	670	676	645
Printing and shareholder reports fees	3,065	3,116	3,154	2,981
Registration fees	2,539	2,511	2,486	2,595
Other	616	617	619	612
Collateral for securities on loan	1,106,836	223,383	172,659	1,478,158
Total liabilities	1,372,077	554,234	351,147	1,995,404
Net assets	$10,632,070	$6,976,135	$5,549,891	$12,433,289

Net assets consist of:
Paid-in capital	$10,555,454	$6,933,316	$5,485,796	$12,435,756
Undistributed (distributions in excess of) net investment income (loss)	44,573	27,534	22,575	51,505
Accumulated net realized gain (loss)	(9,061)	(2,594)	(180)	286
Net unrealized appreciation (depreciation) on:
Investments	41,104	17,879	41,700	(54,258)
Net assets	$10,632,070	$6,976,135	$5,549,891	$12,433,289
Net assets by class:
Class R1	10,385,446	6,730,640	5,304,669	12,186,418
Class R6	246,624	245,495	245,222	246,871
Shares outstanding (unlimited shares, no par value):
Class R1	1,060,822	688,426	543,075	1,239,541
Class R6	25,000	25,000	25,000	25,000
Net asset value per share:
Class R1	9.79	9.78	9.77	9.83
Class R6	9.86	9.82	9.81	9.87

(A) Investments, at cost	$11,542,784	$7,155,454	$5,491,623	$13,542,690
(B) Securities on loan, at value	$1,082,778	$218,845	$169,152	$1,444,827
(C) Repurchase agreements, at cost	$249,977	$286,856	$224,679	$907,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS

For the period ended October 31, 2015

	ClearTrack 2015 (A)	ClearTrack 2020 (A)	ClearTrack 2025 (A)	ClearTrack 2030 (A)	ClearTrack 2035 (A)
Investment Income:
Dividend income	$67,675	$66,783	$69,659	$49,082	$47,809
Interest income	27	31	22	16	14
Net income from securities lending	10,305	9,819	5,324	9,421	9,447
Total investment income	78,007	76,633	75,005	58,519	57,270

Expenses:
Investment advisory fees	11,494	11,134	11,583	8,687	7,624
Distribution and service fees:
Class R1	15,596	15,081	15,724	11,586	10,068
Administration fees	952	924	962	719	630
Transfer agent fees:
Class R1	4,913	4,751	4,953	3,649	3,171
Class R6	12	12	12	12	12
Trustees, CCO and deferred compensation fees	43	40	42	31	28
Audit and tax fees	12,682	12,682	12,682	12,680	12,680
Custody fees	9,768	10,120	10,308	9,884	9,768
Legal fees	699	699	699	699	699
Printing and shareholder reports fees	4,131	4,131	4,131	4,131	4,131
Registration fees	41,371	41,340	41,378	41,334	41,318
Other	2,156	2,155	2,156	2,154	2,153
Total expenses before waiver and/or reimbursement and recapture	103,817	103,069	104,630	95,566	92,282
Expenses waived and/or reimbursed: (B)
Fund Level	(69,831)	(70,501)	(70,041)	(69,645)	(69,882)
Class R1	(6,205)	(6,138)	(6,089)	(6,119)	(6,088)
Class R6	(14,675)	(14,704)	(14,993)	(14,185)	(14,300)
Recapture of previously waived and/or reimbursed fees:
Class R1	5,971	5,912	5,854	5,945	5,937
Class R6	14,663	14,692	14,981	14,173	14,288
Net expenses	33,740	32,330	34,342	25,735	22,237
Net investment income (loss)	44,267	44,303	40,663	32,784	35,033

Net realized gain (loss) on:
Investments	(61,179)	(155,421)	(4,735)	262	(3,602)
Net realized gain (loss)	(61,179)	(155,421)	(4,735)	262	(3,602)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,316)	130,824	(26,053)	(33,303)	12,298
Net change in unrealized appreciation (depreciation)	(12,316)	130,824	(26,053)	(33,303)	12,298
Net realized and change in unrealized gain (loss)	(73,495)	(24,597)	(30,788)	(33,041)	8,696
Net increase (decrease) in net assets resulting from operations	$(29,228)	$19,706	$9,875	$(257)	$43,729

(A)	Commenced operations on March 2, 2015.
(B)	Transamerica Asset Management, Inc. (“TAM”) reimbursed expenses in order to maintain the Funds’ contractual expense limits (See Affiliates and Affiliated Transactions in Notes to Financial Statements).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended October 31, 2015

	ClearTrack 2040 (A)	ClearTrack 2045 (A)	ClearTrack 2050 (A)	ClearTrack Retirement Income (A)
Investment Income:
Dividend income	$51,608	$34,539	$27,880	$57,368
Interest income	14	9	7	17
Net income from securities lending	12,188	5,572	4,326	18,675
Total investment income	63,810	40,120	32,213	76,060

Expenses:
Investment advisory fees	7,602	5,110	4,019	9,439
Distribution and service fees:
Class R1	10,033	6,478	4,919	12,659
Administration fees	630	419	330	781
Transfer agent fees:
Class R1	3,160	2,040	1,550	3,987
Class R6	12	12	12	12
Trustees, CCO and deferred compensation fees	28	19	15	35
Audit and tax fees	12,680	12,679	12,678	12,681
Custody fees	9,768	9,768	9,768	9,768
Legal fees	699	699	699	699
Printing and shareholder reports fees	4,131	4,131	4,131	4,131
Registration fees	41,298	41,267	41,240	41,356
Other	2,153	2,151	2,149	2,156
Total expenses before waiver and/or reimbursement and recapture	92,194	84,773	81,510	97,704
Expenses waived and/or reimbursed: (B)
Fund Level	(69,866)	(69,965)	(70,092)	(69,449)
Class R1	(6,095)	(5,978)	(5,905)	(6,125)
Class R6	(14,230)	(12,583)	(12,577)	(14,726)
Recapture of previously waived and/or reimbursed fees:
Class R1	5,945	5,881	5,831	5,935
Class R6	14,218	12,571	12,565	14,714
Net expenses	22,166	14,699	11,332	28,053
Net investment income (loss)	41,644	25,421	20,881	48,007

Net realized gain (loss) on:
Investments	(9,061)	(2,594)	(180)	286
Net realized gain (loss)	(9,061)	(2,594)	(180)	286

Net change in unrealized appreciation (depreciation) on:
Investments	41,104	17,879	41,700	(54,258)
Net change in unrealized appreciation (depreciation)	41,104	17,879	41,700	(54,258)
Net realized and change in unrealized gain (loss)	32,043	15,285	41,520	(53,972)
Net increase (decrease) in net assets resulting from operations	$73,687	$40,706	$62,401	$(5,965)

(A)	Commenced operations on March 2, 2015.
(B)	Transamerica Asset Management, Inc. (“TAM”) reimbursed expenses in order to maintain the Funds’ contractual expense limits (See Affiliates and Affiliated Transactions in Notes to Financial Statements).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended:

	ClearTrack 2015	ClearTrack 2020	ClearTrack 2025	ClearTrack 2030	ClearTrack 2035
	October 31, 2015 (A)	October 31, 2015 (A)	October 31, 2015 (A)	October 31, 2015 (A)	October 31, 2015 (A)
From operations:
Net investment income (loss)	$44,267	$44,303	$40,663	$32,784	$35,033
Net realized gain (loss)	(61,179)	(155,421)	(4,735)	262	(3,602)
Net change in unrealized appreciation (depreciation)	(12,316)	130,824	(26,053)	(33,303)	12,298
Net increase (decrease) in net assets resulting from operations	(29,228)	19,706	9,875	(257)	43,729

Capital share transactions:
Proceeds from shares sold:
Class R1	17,171,311	16,125,011	15,875,454	12,806,555	10,569,840
Class R6	250,010	250,010	250,010	250,010	250,010
	17,421,321	16,375,021	16,125,464	13,056,565	10,819,850
Cost of shares redeemed:
Class R1	(1,326,569)	(805,079)	(948,737)	(768,761)	(729,499)
Class R6	(10)	(10)	(10)	(10)	(10)
	(1,326,579)	(805,089)	(948,747)	(768,771)	(729,509)
Net increase (decrease) in net assets resulting from capital share transactions	16,094,742	15,569,932	15,176,717	12,287,794	10,090,341
Net increase (decrease) in net assets	16,065,514	15,589,638	15,186,592	12,287,537	10,134,070

Net assets:
Beginning of period	—	—	—	—	—
End of period	$16,065,514	$15,589,638	$15,186,592	$12,287,537	$10,134,070
Undistributed (distributions in excess of) net investment income (loss)	$48,226	$48,124	$44,662	$36,065	$37,969

Capital share transactions - shares:
Shares issued:
Class R1	1,758,071	1,655,982	1,627,211	1,305,948	1,083,801
Class R6	25,001	25,001	25,001	25,001	25,001
	1,783,072	1,680,983	1,652,212	1,330,949	1,108,802
Shares redeemed:
Class R1	(136,488)	(82,638)	(97,683)	(79,512)	(75,459)
Class R6	(1)	(1)	(1)	(1)	(1)
	(136,489)	(82,639)	(97,684)	(79,513)	(75,460)
Net increase (decrease) in shares outstanding:
Class R1	1,621,583	1,573,344	1,529,528	1,226,436	1,008,342
Class R6	25,000	25,000	25,000	25,000	25,000
	1,646,583	1,598,344	1,554,528	1,251,436	1,033,342

(A)	Commenced operations on March 2, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period ended:

	ClearTrack 2040	ClearTrack 2045	ClearTrack 2050	ClearTrack Retirement Income
	October 31, 2015 (A)	October 31, 2015 (A)	October 31, 2015 (A)	October 31, 2015 (A)
From operations:
Net investment income (loss)	$41,644	$25,421	$20,881	$48,007
Net realized gain (loss)	(9,061)	(2,594)	(180)	286
Net change in unrealized appreciation (depreciation)	41,104	17,879	41,700	(54,258)
Net increase (decrease) in net assets resulting from operations	73,687	40,706	62,401	(5,965)

Capital share transactions:
Proceeds from shares sold:
Class R1	11,297,944	7,126,922	5,488,845	12,787,948
Class R6	250,010	250,010	250,010	250,010
	11,547,954	7,376,932	5,738,855	13,037,958
Cost of shares redeemed:
Class R1	(989,561)	(441,493)	(251,355)	(598,694)
Class R6	(10)	(10)	(10)	(10)
	(989,571)	(441,503)	(251,365)	(598,704)
Net increase (decrease) in net assets resulting from capital share transactions	10,558,383	6,935,429	5,487,490	12,439,254
Net increase (decrease) in net assets	10,632,070	6,976,135	5,549,891	12,433,289

Net assets:
Beginning of period	—	—	—	—
End of period	$10,632,070	$6,976,135	$5,549,891	$12,433,289
Undistributed (distributions in excess of) net investment income (loss)	$44,573	$27,534	$22,575	$51,505

Capital share transactions - shares:
Shares issued:
Class R1	1,164,208	734,401	569,111	1,300,648
Class R6	25,001	25,001	25,001	25,001
	1,189,209	759,402	594,112	1,325,649
Shares redeemed:
Class R1	(103,386)	(45,975)	(26,036)	(61,107)
Class R6	(1)	(1)	(1)	(1)
	(103,387)	(45,976)	(26,037)	(61,108)
Net increase (decrease) in shares outstanding:
Class R1	1,060,822	688,426	543,075	1,239,541
Class R6	25,000	25,000	25,000	25,000
	1,085,822	713,426	568,075	1,264,541

(A)	Commenced operations on March 2, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	ClearTrack 2015
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.08		0.13
Net realized and unrealized gain (loss)	(0.32)		(0.33)
Total investment operations	(0.24)		(0.20)
Net asset value, end of period	$9.76		$9.80
Total return	(2.40	)%(D)	(2.00	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$15,821		$245
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	3.19	%(F)	2.54	%(F)
Including waiver and/or reimbursement and recapture	1.06	%(F)	0.41	%(F)
Net investment income (loss) to average net assets (C)	1.32	%(F)	1.96	%(F)
Portfolio turnover rate (G)	43	%(D)	43	%(D)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	ClearTrack 2020
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.09		0.13
Net realized and unrealized gain (loss)	(0.34)		(0.34)
Total investment operations	(0.25)		(0.21)
Net asset value, end of period	$9.75		$9.79
Total return	(2.50	)%(D)	(2.10	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$15,345		$245
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	3.27	%(F)	2.62	%(F)
Including waiver and/or reimbursement and recapture	1.05	%(F)	0.40	%(F)
Net investment income (loss) to average net assets (C)	1.36	%(F)	1.95	%(F)
Portfolio turnover rate (G)	73	%(D)	73	%(D)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	ClearTrack 2025
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.08		0.13
Net realized and unrealized gain (loss)	(0.31)		(0.32)
Total investment operations	(0.23)		(0.19)
Net asset value, end of period	$9.77		$9.81
Total return	(2.30	)%(D)	(1.90	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$14,942		$245
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	3.19	%(F)	2.54	%(F)
Including waiver and/or reimbursement and recapture	1.07	%(F)	0.42	%(F)
Net investment income (loss) to average net assets (C)	1.19	%(F)	1.91	%(F)
Portfolio turnover rate (G)	6	%(D)	6	%(D)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	ClearTrack 2030
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.08		0.14
Net realized and unrealized gain (loss)	(0.26)		(0.28)
Total investment operations	(0.18)		(0.14)
Net asset value, end of period	$9.82		$9.86
Total return	(1.80	)%(D)	(1.40	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$12,041		$247
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	3.89	%(F)	3.24	%(F)
Including waiver and/or reimbursement and recapture	1.08	%(F)	0.43	%(F)
Net investment income (loss) to average net assets (C)	1.27	%(F)	2.05	%(F)
Portfolio turnover rate (G)	1	%(D)	1	%(D)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	ClearTrack 2035
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.10		0.15
Net realized and unrealized gain (loss)	(0.29	)(D)	(0.30	)(D)
Total investment operations	(0.19)		(0.15)
Net asset value, end of period	$9.81		$9.85
Total return	(1.90	)%(E)	(1.50	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$9,888		$246
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	4.29	%(G)	3.64	%(G)
Including waiver and/or reimbursement and recapture	1.07	%(G)	0.42	%(G)
Net investment income (loss) to average net assets (C)	1.56	%(G)	2.26	%(G)
Portfolio turnover rate (H)	3	%(E)	3	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	ClearTrack 2040
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12		0.17
Net realized and unrealized gain (loss)	(0.33	)(D)	(0.31	)(D)
Total investment operations	(0.21)		(0.14)
Net asset value, end of period	$9.79		$9.86
Total return	(2.10	)%(E)	(1.40	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10,385		$247
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	4.29	%(G)	3.64	%(G)
Including waiver and/or reimbursement and recapture	1.07	%(G)	0.42	%(G)
Net investment income (loss) to average net assets (C)	1.86	%(G)	2.58	%(G)
Portfolio turnover rate (H)	4	%(E)	4	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	ClearTrack 2045
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11		0.15
Net realized and unrealized gain (loss)	(0.33	)(D)	(0.33	)(D)
Total investment operations	(0.22)		(0.18)
Net asset value, end of period	$9.78		$9.82
Total return	(2.20	)%(E)	(1.80	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$6,731		$245
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	5.88	%(G)	5.23	%(G)
Including waiver and/or reimbursement and recapture	1.08	%(G)	0.43	%(G)
Net investment income (loss) to average net assets (C)	1.67	%(G)	2.31	%(G)
Portfolio turnover rate (H)	3	%(E)	3	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	ClearTrack 2050
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11		0.15
Net realized and unrealized gain (loss)	(0.34	)(D)	(0.34	)(D)
Total investment operations	(0.23)		(0.19)
Net asset value, end of period	$9.77		$9.81
Total return	(2.30	)%(E)	(1.90	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$5,305		$245
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	7.19	%(G)	6.54	%(G)
Including waiver and/or reimbursement and recapture	1.08	%(G)	0.43	%(G)
Net investment income (loss) to average net assets (C)	1.73	%(G)	2.33	%(G)
Portfolio turnover rate (H)	4	%(E)	4	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	ClearTrack Retirement Income
	Class R1		Class R6
	October 31, 2015 (A)		October 31, 2015 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11		0.14
Net realized and unrealized gain (loss)	(0.28)		(0.27)
Total investment operations	(0.17)		(0.13)
Net asset value, end of period	$9.83		$9.87
Total return	(1.70	)%(D)	(1.30	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$12,186		$247
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	3.66	%(F)	3.01	%(F)
Including waiver and/or reimbursement and recapture	1.08	%(F)	0.43	%(F)
Net investment income (loss) to average net assets (C)	1.76	%(F)	2.16	%(F)
Portfolio turnover rate (G)	1	%(D)	1	%(D)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS

At October 31, 2015

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are a series of the Trust and are listed below. The Funds are generally offered in eligible retirement plans.

Fund (A)	Class
ClearTrack 2015	R1,R6
ClearTrack 2020	R1,R6
ClearTrack 2025	R1,R6
ClearTrack 2030	R1,R6
ClearTrack 2035	R1,R6
ClearTrack 2040	R1,R6
ClearTrack 2045	R1,R6
ClearTrack 2050	R1,R6
ClearTrack Retirement Income	R1,R6

(A)	The Funds commenced operations on March 2, 2015.

Each Fund, a “fund of fund”, invests the majority of its assets in underlying exchange-traded funds (“ETF”) that are based on an index and managed by unaffiliated investment advisers (hereafter referred to as “Underlying ETF”). The financial statements of the Underlying ETFs, including the Schedule of Investments, should be read in conjunction with the Funds’ financial statements. The Underlying ETFs’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Fund’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and their dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

1. ORGANIZATION (continued)

equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and trustees’ and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying funds. Dividend income and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2015, is disclosed in the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations. Net income from securities lending in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2015.

Open repurchase agreements at October 31, 2015, if any, are included within the Schedule of Investments and are reflected as an asset in the Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2015.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack 2015
Securities Lending Transactions
Exchange-Traded Funds	$ 386,766	$ —	$ —	$ —	$ 386,766
Total Borrowings	$ 386,766	$ —	$ —	$ —	$ 386,766
Gross amount of recognized liabilities for securities lending transactions					$ 386,766

ClearTrack 2020
Securities Lending Transactions
Exchange-Traded Funds	$ 983,383	$ —	$ —	$ —	$ 983,383
Total Borrowings	$ 983,383	$ —	$ —	$ —	$ 983,383
Gross amount of recognized liabilities for securities lending transactions					$ 983,383

ClearTrack 2025
Securities Lending Transactions
Exchange-Traded Funds	$ 338,197	$ —	$ —	$ —	$ 338,197
Total Borrowings	$ 338,197	$ —	$ —	$ —	$ 338,197
Gross amount of recognized liabilities for securities lending transactions					$ 338,197

ClearTrack 2030
Securities Lending Transactions
Exchange-Traded Funds	$ 297,606	$ —	$ —	$ —	$ 297,606
Total Borrowings	$ 297,606	$ —	$ —	$ —	$ 297,606
Gross amount of recognized liabilities for securities lending transactions					$ 297,606

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack 2035
Securities Lending Transactions
Exchange-Traded Funds	$ 760,485	$ —	$ —	$ —	$ 760,485
Total Borrowings	$ 760,485	$ —	$ —	$ —	$ 760,485
Gross amount of recognized liabilities for securities lending transactions					$ 760,485

ClearTrack 2040
Securities Lending Transactions
Exchange-Traded Funds	$ 1,106,836	$ —	$ —	$ —	$ 1,106,836
Total Borrowings	$ 1,106,836	$ —	$ —	$ —	$ 1,106,836
Gross amount of recognized liabilities for securities lending transactions					$ 1,106,836

ClearTrack 2045
Securities Lending Transactions
Exchange-Traded Funds	$ 223,383	$ —	$ —	$ —	$ 223,383
Total Borrowings	$ 223,383	$ —	$ —	$ —	$ 223,383
Gross amount of recognized liabilities for securities lending transactions					$ 223,383

ClearTrack 2050
Securities Lending Transactions
Exchange-Traded Funds	$ 172,659	$ —	$ —	$ —	$ 172,659
Total Borrowings	$ 172,659	$ —	$ —	$ —	$ 172,659
Gross amount of recognized liabilities for securities lending transactions					$ 172,659

ClearTrack Retirement Income
Securities Lending Transactions
Exchange-Traded Funds	$ 1,478,158	$ —	$ —	$ —	$ 1,478,158
Total Borrowings	$ 1,478,158	$ —	$ —	$ —	$ 1,478,158
Gross amount of recognized liabilities for securities lending transactions					$ 1,478,158

5. AFFILIATES AND AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The Underlying ETFs have varied expense and fee levels and the Funds may own different proportions of Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: Each Fund pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following breakpoints and rates:

Breakpoints	Rate
First $2.5 billion	0.35%
Over $2.5 billion up to $4 billion	0.34
Over $4 billion	0.33

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through each Fund’s investment in underlying funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual limit.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 31, 2016
Class R6	0.55	March 31, 2016

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the period ended October 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

As of October 31, 2015, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available from Fiscal Year
Fund	2015	Total
ClearTrack 2015
Fund Level	$69,831	$69,831
Class R1	234	234
Class R6	12	12
ClearTrack 2020
Fund Level	$70,501	$70,501
Class R1	226	226
Class R6	12	12
ClearTrack 2025
Fund Level	$70,041	$70,041
Class R1	235	235
Class R6	12	12
ClearTrack 2030
Fund Level	$69,645	$69,645
Class R1	174	174
Class R6	12	12
ClearTrack 2035
Fund Level	$69,882	$69,882
Class R1	151	151
Class R6	12	12
ClearTrack 2040
Fund Level	$69,866	$69,866
Class R1	150	150
Class R6	12	12
ClearTrack 2045
Fund Level	$69,965	$69,965
Class R1	97	97
Class R6	12	12

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

	Amounts Available from Fiscal Year
Fund	2015	Total
ClearTrack 2050
Fund Level	$70,092	$70,092
Class R1	74	74
Class R6	12	12
ClearTrack Retirement Income
Fund Level	$69,449	$69,449
Class R1	190	190
Class R6	12	12

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Funds are authorized under the 12b-1 plans to pay fees at the following rate:

Class (A)	Rate
Class R1	0.50%

(A)	12b-1 fees are not applicable for Class R6.

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Funds paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statements of Assets and Liabilities and Statements of Operations represent expenses paid for external legal services.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Transfer agent fees paid and the amounts due to TFS for the period ended October 31, 2015 are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack 2015	$246	$87
ClearTrack 2020	238	90
ClearTrack 2025	248	87
ClearTrack 2030	186	64
ClearTrack 2035	163	56
ClearTrack 2040	163	60
ClearTrack 2045	109	38
ClearTrack 2050	86	31
ClearTrack Retirement Income	202	66

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, CCO and deferred compensation fees within the Statements of Assets and Liabilities. For the period ended October 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

6. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack 2015	$17,580,279	$2,125,217
ClearTrack 2020	18,960,143	3,525,653
ClearTrack 2025	15,435,638	302,393
ClearTrack 2030	12,241,798	28,624
ClearTrack 2035	9,979,453	117,649
ClearTrack 2040	10,572,517	127,508
ClearTrack 2045	6,997,499	62,834
ClearTrack 2050	5,388,619	69,475
ClearTrack Retirement Income	12,093,787	29,542

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sale loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary differences are due to non deductible expenses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
ClearTrack 2015	$(3,959)	$3,959	$—
ClearTrack 2020	(3,821)	3,821	—
ClearTrack 2025	(3,999)	3,999	—
ClearTrack 2030	(3,281)	3,281	—
ClearTrack 2035	(2,936)	2,936	—
ClearTrack 2040	(2,929)	2,929	—
ClearTrack 2045	(2,113)	2,113	—
ClearTrack 2050	(1,694)	1,694	—
ClearTrack Retirement Income	(3,498)	3,498	—

At October 31, 2015, the Funds had no capital loss carryforwards available to offset future realized gains.

During the period ended October 31, 2015, the Funds did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 are as follows:

2015 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack 2015	$—	$—	$—
ClearTrack 2020	—	—	—
ClearTrack 2025	—	—	—
ClearTrack 2030	—	—	—
ClearTrack 2035	—	—	—
ClearTrack 2040	—	—	—
ClearTrack 2045	—	—	—
ClearTrack 2050	—	—	—
ClearTrack Retirement Income	—	—	—

As of October 31, 2015, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack 2015	$57,037	$—	$—	$—	$—	$—	$(82,306)
ClearTrack 2020	59,449	—	—	—	—	—	(35,922)
ClearTrack 2025	47,204	—	—	—	—	—	(33,330)
ClearTrack 2030	36,327	—	—	—	—	—	(33,303)
ClearTrack 2035	38,200	—	—	—	—	—	8,465
ClearTrack 2040	44,748	—	—	—	—	—	31,868
ClearTrack 2045	27,725	—	—	—	—	—	15,094
ClearTrack 2050	22,825	—	—	—	—	—	41,270
ClearTrack Retirement Income	51,791	—	—	—	—	—	(54,258)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities of ClearTrack 2015, ClearTrack 2020, ClearTrack 2025, ClearTrack 2030, ClearTrack 2035, ClearTrack 2040, ClearTrack 2045, ClearTrack 2050, and ClearTrack Retirement Income (nine of the funds of the Transamerica Funds collectively known as “the Funds”), including the schedules of investments, as of October 31, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period March 2, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the period March 2, 2015 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 24, 2015

Transamerica Funds	Annual Report 2015

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 181 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

				181	Director, Massachusetts Fidelity Trust Company (2014 — present)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	181	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	181	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast Florida (1998 – 1999);	181	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	181	N/A
Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	181	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);	181	N/A

Transamerica Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	181	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	181	Operation
PAR, Inc.
(2008 –
present);

West Central
Florida
Council –
Boy Scouts
of America
(2008 –

2013);
Remember
Honor
Support, Inc.
(non-profit
organization)
(2013 –
present)

Board
Member,
WRH
Income
Properties,
Inc. (real
estate)
(2014 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2015

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2015

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2015

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31 (in thousands)
		2015	2014
(a)	Audit Fees	$783	$651
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$248	$217
(d)	All Other Fees(3)	$48	$78

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2014 and 2015 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the

Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 8, 2016

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 8, 2016

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	January 8, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer